UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
---------------------------------------------------------
(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
-------------------------------------------------------------
(Address of principal executive offices) (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
------------------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-3000
--------------

Date of fiscal year end: 8/31
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Date of reporting period: 8/31/07
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ITEM 1. REPORTS TO STOCKHOLDERS.

The first report applies to the 9 Lifecycle Portfolios and the second report applies to 58 of the Registrant’s Funds

John Hancock
MUTUAL FUNDS

John Hancock Lifecycle Portfolios

Annual Report
8.31.07

TABLE OF CONTENTS

Managers’ commentary

Market review
page 2

Lifecycle 2045 Portfolio
page 4

Lifecycle 2040 Portfolio
page 6

Lifecycle 2035 Portfolio
page 8

Lifecycle 2030 Portfolio
page 10

Lifecycle 2025 Portfolio
page 12

Lifecycle 2020 Portfolio
page 14

Lifecycle 2015 Portfolio
page 16

Lifecycle 2010 Portfolio
page 18

Lifecycle Retirement
Portfolio
page 20

Your expenses
page 22

Portfolio’s investments
page 28

Financial statements
page 33

Financial highlights
page 42

Trustees and Officers
page 76

For more information
page 80

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended August 31, 2007; however, stocks still posted a strong gain of 15.13%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2007. They are subject to change at any time.

The Lifecycle strategy

With more people living longer in retirement, saving for the future has actually become a two-step process.

Step one starts as early as possible — while you're still working. It involves establishing an investment plan based on the proven principles of diversification and asset allocation aimed at saving enough money to reach your retirement goals. Step two begins at retirement, when making your money last becomes the key to maintaining your lifestyle. Our view is that living in retirement should be as easy as saving for it. Our solution — Lifecycle Portfolios — is a combination of the two.

The goal of the Lifecycle Portfolios is to maintain appropriate allocations based on the years until you reach your retirement date. Each Portfolio is a "fund of funds" which invests in a number of underlying funds. The Portfolios with dates furthest away from retirement invest more aggressively in stock funds. Over time, their allocation will gradually migrate to invest more conservatively in fixed-income funds.

When your Lifecycle Portfolio reaches its target date, it will automatically move into the Lifecycle Retirement Portfolio. This Portfolio strives to provide a rate of return that will support annual withdrawals over a long time horizon of approximately 30 years. It seeks to achieve this goal by maintaining a neutral allocation of 50% fixed income and 50% equity, although this allocation can change based on the Portfolio's asset allocation strategy.

30 or More Years to Retirement
20 Years to Retirement
10 Years to Retirement
In Retirement
Equity
Fixed Income

Allocations may vary as a result of market swings or cash allocations held during unusual market or economic conditions.

1

Managers’ commentary

From the MFC Global Investment Management (U.S.A.) Limited, Portfolio Management Team

Market review

From October 30, 2006, when the Lifecycle Portfolios were launched, through August 31, 2007, equity markets produced positive results, as measured by the broad Standard & Poor’s 500 Index’s 8.75% return. Fixed-income markets also performed well, as measured by the Lehman Brothers U.S. Aggregate Index’s return of 4.04% .

The markets managed these gains despite two sharp corrections in the span of five months and a significant increase in volatility. The first correction occurred in late February after a short-term sell-off in China’s stock market sparked sharp global equity market declines. This adjustment was short-lived and investors soon rekindled their appetite for riskier equities. The desire for higher returns was fed by abundant global liquidity created by low interest rates across the globe. From mid-July through mid-August, the global markets underwent another rough patch. Stocks across the board tumbled as concerns in the credit market caused a flight from riskier asset classes. Market volatility increased in response to problems with subprime mortgage defaults and delinquencies, and the accompanying fears that this crisis could cause a severe slowdown or recession.

Over the reporting period, within the U.S. equity markets, mid-cap stocks, which many believe to be the “sweet spot” of the market capitalization spectrum, outperformed U.S. large- and small-cap stocks. Large-cap stocks outperformed small-cap stocks. Growth stocks, after an extended period of lagging value stocks, reversed the trend and outperformed.

Since the
Portfolios’
Market Index Total Returns	inception
as of August 31, 2007	10-30-06

U.S. Stocks

S&P 500 Index	8.75%
Russell Midcap Index	9.97
Russell 2000 Index	4.58
FTSE NAREIT Equity REIT Index	–4.74

International Stocks

MSCI EAFE Gross Total Return Index	14.53
MSCI Emerging Markets Index	30.31
MSCI International Small Cap Index	13.96
MSCI Natural Resources[1]	23.73

U.S. Fixed Income

Lehman Brothers U.S. Aggregate Index	4.04
Merrill Lynch High Yield Master II Index	3.93
JPM Global Bond Unhedged Index	5.72

1 A blended index comprised of three MSCI indexes according to the following weightings: 60% Energy/30% Minerals and Mining/10% Paper and Forest.

For the 10 months ended August 31, 2007, overseas markets maintained their edge over the U.S. market. Strong global growth and a relatively weak U.S. dollar led to solid gains for the MSCI EAFE Gross Total Return Index (up 14.53%) and the MSCI International Small Cap Index (up 13.96%) . Global natural resources equities also continued to trend higher, on the strength of the minerals and mining segment. Meanwhile, after a long period of exceptional performance, U.S. real estate investment trusts (REITs) tumbled in the second quarter of 2007 and the FTSE NAREIT Equity REIT Index finished down 4.74% for the reporting period. Global REITs also struggled, but remained in positive territory for this period.

Bonds had slipped lower by the end of the second quarter of 2007, as inflation fears caused many investors to abandon their expectations for a Federal Reserve interest rate cut. As the summer began to heat up, however, the subprime mortgage debacle caused a recession scare that sent high-quality bond prices up. The Lehman Brothers U.S. Aggregate Index gained 4.04% . Meanwhile, the high-yield bond market, as measured by Merrill Lynch U.S. High Yield Master II Index, posted a return of 3.93% over the reporting

Lifecycle Portfolios

period. While high yield bonds posted strong returns early in the period, credit spreads widened significantly during this summer’s flight from risk, causing this class to give back some of the gains it had earned.

Global bonds — as measured by the JP Morgan Global Bond Index’s return of 5.72% — were one of the best-performing fixed-income segments over the period, as the U.S. dollar continued to depreciate versus the major currencies of the world.

In sum, investors were rewarded for staying the course through all of the market gyrations. The John Hancock Lifecycle Portfolios’ broad diversification across multiple asset classes and fund managers was valuable during this volatile market environment. In this period, the Lifecycle Portfolios’ performance ranged from 6.19% to 11.97% (A shares), outperforming their benchmark indexes in all but one case. The returns were greater for the portfolios dated further out in time, since these portfolios have a greater allocation to equities, which outperformed in this period.

“For the 10 months ended
August 31, 2007, overseas
markets maintained their
edge over the U.S. market.”

Outlook

Global credit markets continue to experience problems, forcing intervention from central banks in the form of liquidity infusions. A silver lining, however, is that global inflation is currently stable, thus allowing the U.S. Federal Reserve and global central banks ample room to fully utilize their monetary policy arsenal — primarily in the form of interest rate cuts. We expect a rate cut to soften the landing by aiding the consumer, rather than igniting liquidity-induced securitization of risky investments, as was the case with the subprime mortgage market.

We continue to believe that global equity valuations are reasonable and we are maintaining our positive outlook, even when taking into account the potential for a modest contraction in global growth. Our view is that the longer-term trend is upward. Indeed, if rates remain low and the economy remains stable, the bull market may extend into a sixth year. However, the road to higher equity prices, both at home and abroad, could remain bumpy as economic uncertainty and market volatility take center stage.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. See the prospectus for the risks of investing in small-cap stocks and high yield bonds.

Lifecycle Portfolios

John Hancock

Lifecycle 2045 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2045.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	37.0

U.S. Mid Cap	14.0

U.S. Small Cap	13.0

International Blend	20.0

International Small Cap	10.0

Natural Resources	6.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2045 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 11.97%, 11.33%, 11.33%, 11.53%, 11.68%, 11.93%, 11.80%, 12.06%, 12.32% and 12.32%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — the Standard & Poor’s 500 Index — returned 8.75% in the same period.

Broad outperformance

Outperformance versus the broad benchmark can be attributed to strong performance from the Portfolio’s large-cap managers, as well as to allocations to mid-cap stocks, international stocks and alternative assets, such as global natural resource stocks.

The Portfolio’s large-cap value fund — Value & Restructuring (Excelsior) — made positive contributions from an overweight to the energy and metals and mining sectors, and excellent overall security selection, particularly in technology companies. The Portfolio’s large-cap growth fund, Blue Chip Growth (T. Rowe Price), capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from portfolio results, was Core Equity (Legg Mason). This fund suffered from a lack of exposure to the strong-performing energy sector and also demonstrated poor stock selection in the financial sector, particularly with home builder-related stocks. In the mid-cap growth space, Mid Cap Stock (Wellington) performed exceptionally well thanks to its security selection acumen, particularly in the materials and consumer discretionary sectors. Another mid-cap manager, Value Fund (Van Kampen), also contributed significantly through its security selection in the financial and technology sectors. Emerging Small Company (RCM) aided the Portfolio’s outperformance as a result of its stock picking in both the consumer discretionary and staples sectors.

Also aiding the Portfolio was its exposure to international markets, including a standout performance by International Opportunities (Marsico), which benefited from its overweight to Hong Kong and Canada and from excellent security selection within telecommunications and energy. International Small Cap (Templeton) was buoyed by its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K. An underweight to a slumping Japan market and good overall security selection in the industrial and consumer discretionary sectors also contributed positively. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains. For example, Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment.

Lifecycle 2045 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	11,133	11,133	11,153	11,168	11,193	11,180	11,206	11,232	11,232

With maximum sales charge	10,633	11,033	11,153	11,168	11,193	11,180	11,206	11,232	11,232

Index	10,875	10,875	10,875	10,875	10,875	10,875	10,875	10,875	10,875

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	6.34%	6.33%	10.33%	11.53%	11.68%	11.93%	11.80%	12.06%	12.32%	12.32%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.65%, Class B — 1.35%, Class C — 1.35%, Class R — 1.20%, Class R1 — 0.95%, Class R2 — 0.70%, Class R3 — 0.85%, Class R4 — 0.55%, Class R5 — 0.25%, Class 1 — 0.20% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.31%, Class B — 3.01%, Class C — 3.01%, Class R — 2.86%, Class R1 — 2.61%, Class R2 — 2.36%, Class R3 — 2.51%, Class R4 — 2.21%, Class R5 — 1.91%, Class 1 — 0.28% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Lifecycle 2045 Portfolio

John Hancock

Lifecycle 2040 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2040.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	37.0

U.S. Mid Cap	14.0

U.S. Small Cap	13.0

International Blend	20.0

International Small Cap	10.0

Natural Resources	6.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2040 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 11.99%,11.35%, 11.35%, 11.55%, 11.70%, 11.95%, 11.82%, 12.07%, 12.33% and 12.34%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — the Standard & Poor’s 500 Index — returned 8.75% in the same period.

Broad outperformance

Outperformance versus the broad benchmark can be attributed to strong performance from the Portfolio’s large-cap managers, as well as to allocations to mid-cap stocks, international stocks and alternative assets, such as global natural resource stocks.

The Portfolio’s large-cap value fund — Value & Restructuring (Excelsior) — made positive contributions from an overweight to the energy and metals and mining sectors, and excellent overall security selection, particularly in technology companies. The Portfolio’s large-cap growth fund, Blue Chip Growth (T. Rowe Price), capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from portfolio results, was Core Equity (Legg Mason). This fund suffered from a lack of exposure to the strong-performing energy sector and also demonstrated poor stock selection in the financial sector, particularly with home builder-related stocks.

In the mid-cap growth space, Mid Cap Stock (Wellington) performed exceptionally well thanks to its security selection acumen, particularly in the materials and consumer discretionary sectors. Another mid-cap manager, Value Fund (Van Kampen), also contributed significantly through its security selection in the financial and technology sectors. Emerging Small Company (RCM) aided the Portfolio’s outperformance, thanks to its stock picking in both the consumer discretionary and staples sectors.

Also aiding the Portfolio was its exposure to international markets, including a standout performance by International Opportunities (Marsico), which benefited from its overweight to Hong Kong and Canada and from excellent security selection within telecommunications and energy. International Small Cap (Templeton) was buoyed by its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K. An underweight to a slumping Japan market and good overall security selection in the industrial and consumer discretionary sectors also contributed positively. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains. For example, Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment.

Lifecycle 2040 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	11,135	11,135	11,155	11,170	11,195	11,182	11,207	11,233	11,234

With maximum sales charge	10,635	11,035	11,155	11,170	11,195	11,182	11,207	11,233	11,234

Index	10,875	10,875	10,875	10,875	10,875	10,875	10,875	10,875	10,875

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	6.35%	6.35%	10.35%	11.55%	11.70%	11.95%	11.82%	12.07%	12.33%	12.34%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.65%, Class B — 1.35%, Class C — 1.35%, Class R — 1.20%, Class R1 — 0.95%, Class R2 — 0.70%, Class R3 — 0.85%, Class R4 — 0.55%, Class R5 — 0.25%, Class 1 — 0.20% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.26%, Class B — 1.96%, Class C — 1.96%, Class R — 1.81%, Class R1 — 1.56%, Class R2 — 1.31%, Class R3 — 1.46%, Class R4 — 1.16%, Class R5 — 0.86%, Class 1 — 0.20% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Lifecycle 2040 Portfolio

John Hancock

Lifecycle 2035 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2035.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	37.0

U.S. Mid Cap	14.0

U.S. Small Cap	12.0

International Blend	20.0

International Small Cap	9.0

Natural Resources	6.0

Fixed Income	% of Total

Intermediate-Term Bond	1.0

High Yield Bond	1.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2035 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 11.92%, 11.28%, 11.28%, 11.47%, 11.62%, 11.87%, 11.74%, 12.00%, 12.26% and 12.27%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index — the Standard & Poor’s 500 Index — returned 8.75% in the same period.

Broad outperformance

Outperformance versus the broad benchmark can be attributed to strong performance from the Portfolio’s large-cap managers, as well as allocations to mid-cap stocks, international stocks and alternative assets, such as global natural resource stocks.

The Portfolio’s large-cap value fund — Value & Restructuring (Excelsior) — made positive contributions from an overweight to the energy and metals and mining sectors, and excellent overall security selection, particularly in technology companies. The Portfolio’s large-cap growth fund, Blue Chip Growth (T. Rowe Price), capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from portfolio results, was Core Equity (Legg Mason). This fund suffered from a lack of exposure to the strong-performing energy sector and also demonstrated poor stock selection in the financial sector, particularly with home builder-related stocks.

In the mid-cap growth space, Mid Cap Stock (Wellington) performed exceptionally well thanks to its security selection acumen, particularly in the materials and consumer discretionary sectors. Another mid-cap manager, Value Fund (Van Kampen), contributed significantly through its security selection in the financial and technology sectors. Emerging Small Company (RCM) aided the Portfolio’s outperformance through its stock picking in both the consumer discretionary and staples sectors.

Also aiding the Portfolio was its exposure to international markets, including a standout performance by International Opportunities (Marsico), which benefited from its overweight to Hong Kong and Canada and from excellent security selection within telecommunications and energy. International Small Cap (Templeton) was buoyed by its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K. An underweight to a slumping Japan market and good overall security selection in the industrial and consumer discretionary sectors also contributed positively. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains. For example, Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment.

Lifecycle 2035 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	11,128	11,128	11,147	11,162	11,187	11,174	11,200	11,226	11,227

With maximum sales charge	10,628	11,028	11,147	11,162	11,187	11,174	11,200	11,226	11,227

Index	10,875	10,875	10,875	10,875	10,875	10,875	10,875	10,875	10,875

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	6.28%	6.28%	10.28%	11.47%	11.62%	11.87%	11.74%	12.00%	12.26%	12.27%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.65%, Class B — 1.35%, Class C — 1.35%, Class R — 1.20%, Class R1 — 0.95%, Class R2 — 0.70%, Class R3 — 0.85%, Class R4 — 0.55%, Class R5 — 0.25%, Class 1 — 0.20% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.24%, Class B — 1.94%, Class C — 1.94%, Class R — 1.79%, Class R1 — 1.54%, Class R2 — 1.29%, Class R3 — 1.44%, Class R4 — 1.14%, Class R5 — 0.84%, Class 1 — 0.20% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Lifecycle 2035 Portfolio

John Hancock

Lifecycle 2030 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2030.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	37.0

U.S. Mid Cap	13.0

U.S. Small Cap	11.0

International Blend	19.0

International Small Cap	8.0

Natural Resources	6.0

Real Estate	1.0

Fixed Income	% of Total

High Yield Bond	2.0

Intermediate-Term Bond	2.0

Treasury Inflation
Protected Securities	1.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2030 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 11.38%, 10.64%, 10.64%, 10.73%, 10.98%, 11.23%, 11.00%, 11.36%, 11.62% and 11.63%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned 8.75%, the Lehman Brothers U.S. Aggregate Index returned 4.04% and the Portfolio’s blended benchmark — 90% S&P 500 Index/10% Lehman Brothers U.S. Aggregate Index — returned 8.20% over the same period.

Broad outperformance

Outperformance versus the broad benchmarks can be attributed to strong performance from the Portfolio’s large-cap managers, as well as allocations to mid-cap stocks, international stocks and alternative assets, such as global natural resource stocks.

The Portfolio’s large-cap value fund —Value & Restructuring (Excelsior) — made positive contributions from an overweight to the energy and metals and mining sectors, and excellent overall security selection, particularly in technology companies. The Portfolio’s large-cap growth fund, Blue Chip Growth (T. Rowe Price), capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from portfolio results, was Core Equity (Legg Mason). This fund suffered from a lack of exposure to the strong-performing energy sector and also demonstrated poor stock selection in the financial sector, particularly with home builder-related stocks.

In the mid-cap growth space, Mid Cap Stock (Wellington) performed exceptionally well thanks to its security selection acumen, particularly in the materials and consumer discretionary sectors. Another mid-cap manager, Value Fund (Van Kampen), also contributed significantly through its security selection in the financial and technology sectors. Emerging Small Company (RCM) aided the Portfolio’s outperformance through its stock picking in both the consumer discretionary and staples sectors.

Also aiding the Portfolio was its exposure to international markets, including a standout performance by International Opportunities (Marsico), which benefited from its overweight to Hong Kong and Canada and from excellent security selection within telecommunications and energy. International Small Cap (Templeton) was buoyed by its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K. An underweight to a slumping Japan market and good overall security selection in the industrial and consumer discretionary sectors also contributed positively. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains. For example, Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment.

Lifecycle 2030 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended Index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	11,064	11,064	11,073	11,098	11,123	11,100	11,136	11,162	11,163

With maximum sales charge	10,564	10,964	11,073	11,098	11,123	11,100	11,136	11,162	11,163

Index[2,3]	10,820	10,820	10,820	10,820	10,820	10,820	10,820	10,820	10,820

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	5.77%	5.64%	9.64%	10.73%	10.98%	11.23%	11.00%	11.36%	11.62%	11.63%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.65%, Class B — 1.35%, Class C — 1.35%, Class R — 1.20%, Class R1 — 0.95%, Class R2 — 0.70%, Class R3 — 0.85%, Class R4 — 0.55%, Class R5 — 0.25%, Class 1 — 0.20% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.08%, Class B — 1.78%, Class C — 1.78%, Class R — 1.63%, Class R1 — 1.38%, Class R2 — 1.13%, Class R3 — 1.28%, Class R4 — 0.98%, Class R5 — 0.68%, Class 1 — 0.20% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 A blended index is used combining 90% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 10% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3 Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Lifecycle 2030 Portfolio

John Hancock

Lifecycle 2025 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2025.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	37.0

U.S. Mid Cap	11.0

U.S. Small Cap	10.0

International Blend	17.0

International Small Cap	8.0

Natural Resources	5.0

Real Estate	1.0

Fixed Income	% of Total

High Yield Bond	5.0

Intermediate-Term Bond	4.0

Treasury Inflation
Protected Securities	2.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2025 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 10.57%, 9.94%, 9.94%, 10.13%, 10.28%, 10.53%, 10.40%, 10.65%, 10.91% and 10.93%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned 8.75%, the Lehman Brothers U.S. Aggregate Index returned 4.04%, and the Portfolio’s blended benchmark — 90% S&P 500 Index/10% Lehman Brothers U.S. Aggregate Index — returned 8.20% over the same period.

Broad outperformance

Outperformance versus the broad benchmarks can be attributed to strong performance from the Portfolio’s large-cap managers, as well as allocations to mid-cap stocks, international stocks and alternative assets such as global natural resource stocks.

The Portfolio’s large-cap value fund — Value & Restructuring (Excelsior) — made positive contributions from an overweight to the energy and metals and mining sectors, and excellent overall security selection, particularly in technology companies. The Portfolio’s large-cap growth fund, Blue Chip Growth (T. Rowe Price), capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from portfolio results, was Core Equity (Legg Mason). This fund suffered from a lack of exposure to the strong-performing energy sector and also demonstrated poor stock selection in the financial sector, particularly with home builder-related stocks.

In the mid-cap growth space, Mid Cap Stock (Wellington) performed exceptionally well thanks to its security selection acumen, particularly in the materials and consumer discretionary sectors. Another mid-cap manager, Value Fund (Van Kampen), also contributed significantly through its security selection in the financial and technology sectors.

Also aiding the Portfolio was its exposure to international markets, including a standout performance by International Opportunities (Marsico), which benefited from its overweight to Hong Kong and Canada and from excellent security selection within telecommunications and energy. International Small Cap (Templeton) was buoyed by its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K., as well as by an underweight in a slumping Japan market. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains. For example, Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment.

Within fixed income, the high yield manager group contributed positively to the portfolio’s performance, while the balance of the fixed-income managers detracted modestly from performance.

Lifecycle 2025 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	10,994	10,994	11,013	11,028	11,053	11,040	11,065	11,091	11,093

With maximum sales charge	10,494	10,894	11,013	11,028	11,053	11,040	11,065	11,091	11,093

Index[2,3]	10,820	10,820	10,820	10,820	10,820	10,820	10,820	10,820	10,820

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	5.01%	4.94%	8.94%	10.13%	10.28%	10.53%	10.40%	10.65%	10.91%	10.93%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.64%, Class B — 1.34%, Class C — 1.34%, Class R — 1.19%, Class R1 — 0.94%, Class R2 — 0.69%, Class R3 — 0.84%, Class R4 — 0.54%, Class R5 — 0.24%, Class 1 — 0.19% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.01%, Class B — 1.71%, Class C — 1.71%, Class R — 1.56%, Class R1 — 1.31%, Class R2 — 1.06%, Class R3 — 1.21%, Class R4 — 0.91%, Class R5 — 0.61%, Class 1 — 0.19% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 A blended index is used combining 90% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 10% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3 Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Lifecycle 2025 Portfolio

John Hancock

Lifecycle 2020 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2020.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	38.0

U.S. Mid Cap	8.0

U.S. Small Cap	7.0

International Blend	15.0

International Small Cap	6.0

Natural Resources	5.0

Real Estate	2.0

Fixed Income	% of Total

High Yield Bond	9.0

Intermediate-Term Bond	7.0

Treasury Inflation
Protected Securities	3.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2020 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 9.87%, 9.24%, 9.24%, 9.33%, 9.58%, 9.72%, 9.59%, 9.85%, 10.11% and 10.12%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned 8.75%, the Lehman Brothers U.S. Aggregate Index returned 4.04% and the Portfolio’s blended benchmark — 80% S&P 500 Index/20% Lehman Brothers U.S. Aggregate Index — returned 7.73% over the same period.

Broad outperformance

Outperformance versus the broad benchmarks can be attributed to strong performance from the Portfolio’s large-cap managers, as well as allocations to mid-cap stocks, international stocks and global natural resource stocks.

Value & Restructuring (Excelsior) made positive portfolio contributions from an overweight to the energy and metals and mining sectors. Blue Chip Growth (T. Rowe Price) capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from Portfolio results, was Core Equity (Legg Mason), which suffered from a lack of exposure to the strong-performing energy sector and an overweight in housing-related stocks. An 8% allocation to mid-cap funds benefited the Portfolio, as the group outperformed both the broad benchmark and their respective indexes.

Also aiding the Portfolio was its exposure to international markets, including a standout performance by International Opportunities (Marsico), which benefited from its overweight to Hong Kong and Canada and from excellent security selection within telecommunications and energy. International Small Cap (Templeton) was buoyed by its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K., and by an underweight in a slumping Japan market. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains. For example, Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment.

Within fixed income, the high yield group contributed positively to the Portfolio’s performance, as the group outperformed the broad index (Lehman Brother’s U.S. Aggregate Index). The individual managers performed largely in line with their high yield benchmark, with High Income (MFC Global U.S.) contributing the most to the Portfolio’s bottom line. The balance of the fixed-income managers modestly underperformed on a relative basis, with Strategic Bond (WAMCO) detracting the most from Portfolio performance due to its exposure to the mortgage-backed market.

Lifecycle 2020 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	10,924	10,924	10,933	10,958	10,972	10,959	10,985	11,011	11,012

With maximum sales charge	10,424	10,824	10,933	10,958	10,972	10,959	10,985	11,011	11,012

Index[2,3]	10,773	10,773	10,773	10,773	10,773	10,773	10,773	10,773	10,773

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	4.34%	4.24%	8.24%	9.33%	9.58%	9.72%	9.59%	9.85%	10.11%	10.12%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.63%, Class B — 1.33%, Class C — 1.33%, Class R — 1.18%, Class R1 — 0.93%, Class R2 — 0.68%, Class R3 — 0.83%, Class R4 — 0.53%, Class R5 — 0.23%, Class 1 — 0.18% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 0.94%, Class B — 1.64%, Class C — 1.64%, Class R — 1.49%, Class R1 — 1.24%, Class R2 — 0.99%, Class R3 — 1.14%, Class R4 — 0.84%, Class R5 — 0.54%, Class 1 — 0.18% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 A blended index is used combining 80% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 20% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3 Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Lifecycle 2020 Portfolio

John Hancock

Lifecycle 2015 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2015.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	35.0

U.S. Mid Cap	5.0

U.S. Small Cap	4.0

International Blend	11.0

International Small Cap	5.0

Natural Resources	5.0

Real Estate	3.0

Global Real Estate	2.0

Fixed Income	% of Total

High Yield Bond	13.0

Intermediate-Term Bond	13.0

Treasury Inflation
Protected Securities	4.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2015 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 8.37%, 7.74%, 7.74%, 7.93%, 8.08%, 8.33%, 8.10%, 8.35%, 8.61% and 8.72%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned 8.75%, the Lehman Brothers U.S. Aggregate Index returned 4.04% and the Portfolio’s blended benchmark — 70% S&P 500 Index/30% Lehman Brothers U.S. Aggregate Index — returned 7.24% over the same period.

Broad outperformance

Outperformance versus the broad benchmarks can be attributed to strong performance from the Portfolio’s large-cap managers, as well as allocations to mid-cap stocks, international stocks and global natural resource stocks. Allocations to real estate detracted from Portfolio performance.

Value & Restructuring (Excelsior) made positive portfolio contributions from an overweight to the energy and metals and mining sectors. Blue Chip Growth (T. Rowe Price) capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from Portfolio results, was Core Equity (Legg Mason), which suffered from a lack of exposure to the strong-performing energy sector and an overweight in housing-related stocks. A 5% allocation to mid-cap funds benefited the Portfolio, as the group outperformed both the broad benchmarks and their respective indexes.

Also aiding the Portfolio was its exposure to international markets. International Small Cap (Templeton), for example, benefited from its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K., as well as from an underweight to a slumping Japan market. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains as Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment. Meanwhile, allocations to real estate hurt Portfolio performance, as U.S. real estate investment trusts (REITs) tumbled in the second quarter of 2007 after peaking in February.

Within fixed income, the high yield group contributed positively to the Portfolio’s performance, as the group outperformed the broad index (Lehman Brother’s U.S. Aggregate Index). The individual managers performed largely in line with their high yield benchmark, with High Income (MFC Global U.S.) contributing the most to the Portfolio’s bottom line. The balance of the fixed-income managers modestly underperformed on a relative basis. Detracting the most from Portfolio performance was Strategic Bond (WAMCO), which underperformed due to its exposure to the mortgage-backed market.

Lifecycle 2015 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	10,774	10,774	10,793	10,808	10,833	10,810	10,835	10,861	10,872

With maximum sales charge	10,274	10,674	10,793	10,808	10,833	10,810	10,835	10,861	10,872

Index[2,3]	10,724	10,724	10,724	10,724	10,724	10,724	10,724	10,724	10,724

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	2.92%	2.74%	6.74%	7.93%	8.08%	8.33%	8.10%	8.35%	8.61%	8.72%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.64%, Class B — 1.34%, Class C — 1.34%, Class R — 1.19%, Class R1 — 0.94%, Class R2 — 0.69%, Class R3 — 0.84%, Class R4 — 0.54%, Class R5 — 0.24%, Class 1 — 0.19% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 0.99%, Class B — 1.69%, Class C — 1.69%, Class R — 1.54%, Class R1 — 1.29%, Class R2 — 1.04%, Class R3 — 1.19%, Class R4 — 0.89%, Class R5 — 0.59%, Class 1 — 0.19% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 A blended index is used combining 70% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 30% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3 Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Lifecycle 2015 Portfolio

John Hancock

Lifecycle 2010 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal circumstances, substantially all of its assets in affiliated underlying funds using an asset allocation strategy designed for investors expected to retire in 2010.

Asset Allocation[1]

Equity	% of Total

U.S. Large Cap	32.0

U.S. Mid Cap	2.0

U.S. Small Cap	2.0

International Large Cap	8.0

International Small Cap	3.0

Natural Resources	4.0

Real Estate	7.0

Fixed Income	% of Total

High Yield Bond	16.0

Intermediate-Term Bond	19.0

Treasury Inflation
Protected Securities	5.0

Long-Term Bond	2.0

1As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006 through August 31, 2007, the Lifecycle 2010 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 6.99%, 6.36%, 6.46%, 6.56%, 6.70%, 6.95%, 6.82%, 7.08%, 7.33% and 7.34%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned 8.75%, the Lehman Brothers U.S. Aggregate Index returned 4.04% and the Portfolio’s blended benchmark — 60% S&P 500 Index/40% Lehman Brothers U.S. Aggregate Index — returned 6.75% over the same period.

Broad outperformance

Outperformance versus the broad benchmarks can be attributed to strong performance from the Portfolio’s large-cap managers, as well as favorable allocations to international stocks and global natural resource stocks. Allocations to real estate detracted from Portfolio performance, while a significant weighting in high yield bonds was positive.

Value & Restructuring (Excelsior) made positive portfolio contributions from an overweight to the energy and metals and mining sectors. Blue Chip Growth (T. Rowe Price) capitalized on an overweight to technology holdings and superior stock selection in the consumer discretionary space. One notable underperforming fund, which detracted from Portfolio results, was Core Equity (Legg Mason), which suffered from a lack of exposure to the strong-performing energy sector and an overweight to housing-related stocks.

Also aiding the Portfolio was its exposure to international markets. International Small Cap (Templeton), for example, benefited from its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K., and from an underweight to a slumping Japan market. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains as Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment. On the negative side, allocations to real estate hurt Portfolio performance, as U.S. real estate investment trusts (REITs) tumbled in the second quarter of 2007 after peaking in February.

Within fixed income, the high yield group contributed positively to the Portfolio’s performance, as the group outperformed the broad index (Lehman Brother’s U.S. Aggregate Index). The individual managers performed largely in line with their high yield benchmark, with High Income (MFC Global U.S.) contributing the most to the Portfolio’s bottom line. The balance of the fixed-income managers modestly under performed on a relative basis. Detracting the most from Portfolio performance was Strategic Bond (WAMCO), which underperformed due to its exposure to the mortgage-backed market.

Lifecycle 2010 Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	10,636	10,646	10,656	10,670	10,695	10,682	10,708	10,733	10,734

With maximum sales charge	10,136	10,546	10,656	10,670	10,695	10,682	10,708	10,733	10,734

Index[2,3]	10,675	10,675	10,675	10,675	10,675	10,675	10,675	10,675	10,675

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	1.61%	1.36%	5.46%	6.56%	6.70%	6.95%	6.82%	7.08%	7.33%	7.34%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.65%, Class B — 1.35%, Class C — 1.35%, Class R — 1.20%, Class R1 — 0.95%, Class R2 — 0.70%, Class R3 — 0.85%, Class R4 — 0.55%, Class R5 — 0.25%, Class 1 — 0.20% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.21%, Class B — 1.91%, Class C — 1.91%, Class R — 1.76%, Class R1 — 1.51%, Class R2 — 1.26%, Class R3 — 1.41%, Class R4 — 1.11%, Class R5 — 0.81%, Class 1 — 0.20% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 A blended index is used combining 60% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 40% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3 Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Lifecycle 2010 Portfolio

John Hancock

Lifecycle Retirement Portfolio

Goal and strategy

The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management. To pursue this goal, the Portfolio, which is a fund of funds, may invest in various funds of the John Hancock Funds complex or affiliated underlying funds that as a group hold a wide variety of equity and fixed-income securities.

Asset Allocation[2]

Equity	% of Total

U.S. Large Cap	17.0

U.S. Small Cap	3.0

International Large Cap	3.0

International Small Cap	4.0

Real Estate	3.0

Global Real Estate	4.0

Natural Resources	2.0

Commodities	2.0

Fixed Income	% of Total

High Yield Bond	14.0

Intermediate-Term Bond	20.0

Treasury Inflation
Protected Securities	10.0

Global Bond	4.0

Long-Term Bond	4.0

2As a percentage of net assets on August 31, 2007.

Performance review

Since inception October 30, 2006, the Lifecycle Retirement Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 produced total returns of 6.19%, 5.47%, 5.48%, 5.55%, 5.73%, 5.90%, 5.77%, 6.07%, 6.27% and 6.29%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned 8.75%, the Lehman Brothers U.S. Aggregate Index returned 4.04% and the Portfolio’s blended benchmark — 50% S&P 500 Index/50% Lehman Brothers U.S. Aggregate Index — returned 6.24% over the same period. One of the key tenets of the Portfolio’s strategy is the generation of an inflation-adjusted average annual withdrawal rate of 4.5% (after fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. As another performance measurement, the Consumer Price Index (CPI) plus 4.5% equaled 6.89% in this period.1

Performance explained

Slight underperformance versus the broad benchmarks can be attributed to allocations to real estate and Treasury Inflation Protected Securities (TIPS), relative underperformance from a large-cap manager and underperformance from a select number of the Portfolio’s multi-sector bond funds. Favorable allocations to international equities, global natural resource stocks and commodities, and a healthy weighting in high yield bonds, all were positive contributors to the Portfolio’s performance.

Our best fixed-income performers during the period were High Income (MFC Global U.S.) and Spectrum Income (T. Rowe Price). Real Return Bond Fund (PIMCO) lagged in both absolute and relative terms for the entire period, but started to contribute positively more recently, particularly during this past summer’s volatile patch. Detracting the most from Portfolio performance was Strategic Bond (WAMCO), which underperformed due to its exposure to the mortgage-backed securities market.

Aiding the Portfolio was its exposure to international markets. International Small Cap (Templeton), for example, benefited from its exposure to high-performing markets, most notably China, Taiwan, Hong Kong and the U.K., and from an underweight to a slumping Japan market. The Portfolio’s exposure to non-traditional asset classes also provided healthy gains as Natural Resources (Wellington) continued its stellar run on the strength of the metals and mining segment. On the negative side, allocations to real estate hurt Portfolio performance, as U.S. real estate investment trusts (REITs) tumbled in the second quarter of 2007 after peaking in February. One notable underperforming equity fund, which detracted from Portfolio results, was Core Equity (Legg Mason), which suffered from a lack of exposure to the strong-performing energy sector and an overweight to housing-related stocks.

Toward the end of February, we reduced our U.S. REIT exposure by a modest amount as the asset class has become increasingly risky following a long period of significant outperformance relative to historical averages.

1CPI-U, seasonally adjusted

Lifecycle Retirement Portfolio

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	10,547	10,548	10,555	10,573	10,590	10,577	10,607	10,627	10,629

With maximum sales charge	10,047	10,448	10,555	10,573	10,590	10,577	10,607	10,627	10,629

Index[2,3]	10,624	10,624	10,624	10,624	10,624	10,624	10,624	10,624	10,624

Performance chart

Cumulative total returns with maximum sales charge (POP) for the period ending August 31, 2007

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Since inception	0.84%	0.47%	4.48%	5.55%	5.73%	5.90%	5.77%	6.07%	6.27%	6.29%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 12-31-07. The net expenses are as follows: Class A — 0.69%, Class B — 1.39%, Class C — 1.39%, Class R — 1.24%, Class R1 — 0.99%, Class R2 — 0.74%, Class R3 — 0.89%, Class R4 — 0.59%, Class R5 — 0.29%, Class 1 — 0.24% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.12%, Class B — 2.82%, Class C — 2.82%, Class R — 2.67%, Class R1 — 2.42%, Class R2 — 2.17%, Class R3 — 2.32%, Class R4 — 2.02%, Class R5 — 1.72%, Class 1 — 0.30% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1 For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 A blended index is used combining 50% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 50% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3 Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Lifecycle Retirement Portfolio

Your expenses

As a shareholder of John Hancock Funds II Lifecycle Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2007 through August 31, 2007).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Lifecycle Portfolios

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-07	8-31-07	3-1-07–8-31-07	Expense Ratio[2]
Lifecycle 2045 Portfolio
Class A	Actual	$1,000.00	$1,063.17	$3.33	0.64%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.98	3.26	0.64%

Class B	Actual	1,000.00	1,059.34	7.22	1.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.07	1.39%

Class C	Actual	1,000.00	1,059.34	7.27	1.40%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.15	7.12	1.40%

Class R	Actual	1,000.00	1,061.28	5.25	1.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Class R1	Actual	1,000.00	1,062.26	4.26	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R2	Actual	1,000.00	1,063.17	3.02	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class R3	Actual	1,000.00	1,063.23	4.06	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

Class R4	Actual	1,000.00	1,064.14	2.60	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%

Class R5	Actual	1,000.00	1,066.08	1.15	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,066.08	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%
Lifecycle 2040 Portfolio
Class A	Actual	$1,000.00	$1,063.05	$3.48	0.67%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.83	3.41	0.67%

Class B	Actual	1,000.00	1,059.22	7.21	1.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.07	1.39%

Class C	Actual	1,000.00	1,059.22	7.27	1.40%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.15	7.12	1.40%

Class R	Actual	1,000.00	1,061.17	5.25	1.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Class R1	Actual	1,000.00	1,062.14	4.26	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R2	Actual	1,000.00	1,063.05	3.07	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.23	3.01	0.59%

Class R3	Actual	1,000.00	1,063.11	4.06	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

Class R4	Actual	1,000.00	1,064.02	2.60	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%

Class R5	Actual	1,000.00	1,065.96	1.15	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,065.96	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle Portfolios

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-07	8-31-07	3-1-07–8-31-07	Expense Ratio[2]
Lifecycle 2035 Portfolio
Class A	Actual	$1,000.00	$1,062.68	$3.43	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Class B	Actual	1,000.00	1,058.88	7.06	1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.35	6.92	1.36%

Class C	Actual	1,000.00	1,058.88	7.11	1.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%

Class R	Actual	1,000.00	1,060.81	5.14	0.99%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%

Class R1	Actual	1,000.00	1,061.78	4.16	0.80%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%

Class R2	Actual	1,000.00	1,062.68	2.91	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%

Class R3	Actual	1,000.00	1,061.72	3.90	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%

Class R4	Actual	1,000.00	1,063.65	2.50	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.79	2.45	0.48%

Class R5	Actual	1,000.00	1,064.55	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Class 1	Actual	1,000.00	1,064.55	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle 2030 Portfolio
Class A	Actual	$1,000.00	$1,059.22	$3.43	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Class B	Actual	1,000.00	1,054.42	7.04	1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.35	6.92	1.36%

Class C	Actual	1,000.00	1,054.42	7.04	1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.35	6.92	1.36%

Class R	Actual	1,000.00	1,055.39	5.13	0.99%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%

Class R1	Actual	1,000.00	1,057.34	4.15	0.80%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%

Class R2	Actual	1,000.00	1,058.25	2.85	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%

Class R3	Actual	1,000.00	1,056.31	3.89	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%

Class R4	Actual	1,000.00	1,059.22	2.49	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.79	2.45	0.48%

Class R5	Actual	1,000.00	1,060.14	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Class 1	Actual	1,000.00	1,060.14	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle Portfolios

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-07	8-31-07	3-1-07–8-31-07	Expense Ratio[2]
Lifecycle 2025 Portfolio
Class A	Actual	$1,000.00	$1,052.38	$3.41	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Class B	Actual	1,000.00	1,049.56	7.08	1.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%

Class C	Actual	1,000.00	1,049.56	7.13	1.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.25	7.02	1.38%

Class R	Actual	1,000.00	1,051.51	5.22	1.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Class R1	Actual	1,000.00	1,051.46	4.24	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R2	Actual	1,000.00	1,053.40	3.00	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class R3	Actual	1,000.00	1,052.43	4.09	0.79%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%

Class R4	Actual	1,000.00	1,053.35	2.59	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%

Class R5	Actual	1,000.00	1,055.29	1.14	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,055.29	1.04	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle 2020 Portfolio
Class A	Actual	$1,000.00	$1,047.53	$3.41	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Class B	Actual	1,000.00	1,043.69	7.06	1.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%

Class C	Actual	1,000.00	1,043.69	7.06	1.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%

Class R	Actual	1,000.00	1,044.66	5.21	1.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Class R1	Actual	1,000.00	1,046.60	4.23	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R2	Actual	1,000.00	1,046.56	2.99	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class R3	Actual	1,000.00	1,046.60	4.02	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

Class R4	Actual	1,000.00	1,047.53	2.58	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%

Class R5	Actual	1,000.00	1,049.47	1.14	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,048.45	1.03	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle Portfolios

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-07	8-31-07	3-1-07–8-31-07	Expense Ratio[2]
Lifecycle 2015 Portfolio
Class A	Actual	$1,000.00	$1,034.99	$3.39	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Class B	Actual	1,000.00	1,031.13	6.96	1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.35	6.92	1.36%

Class C	Actual	1,000.00	1,031.13	7.06	1.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.25	7.02	1.38%

Class R	Actual	1,000.00	1,033.07	5.18	1.01%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Class R1	Actual	1,000.00	1,034.05	4.20	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R2	Actual	1,000.00	1,034.99	2.97	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%

Class R3	Actual	1,000.00	1,034.05	3.95	0.77%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%

Class R4	Actual	1,000.00	1,034.99	2.56	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%

Class R5	Actual	1,000.00	1,036.93	1.13	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,036.89	1.03	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle 2010 Portfolio
Class A	Actual	$1,000.00	$1,023.30	$3.37	0.66%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Class B	Actual	1,000.00	1,019.44	7.08	1.39%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.07	1.39%

Class C	Actual	1,000.00	1,020.41	7.03	1.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.25	7.02	1.38%

Class R	Actual	1,000.00	1,021.38	5.20	1.02%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%

Class R1	Actual	1,000.00	1,022.35	4.18	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R2	Actual	1,000.00	1,023.30	2.91	0.57%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.33	2.91	0.57%

Class R3	Actual	1,000.00	1,023.32	3.93	0.77%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%

Class R4	Actual	1,000.00	1,024.27	2.55	0.50%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%

Class R5	Actual	1,000.00	1,026.21	1.12	0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%

Class 1	Actual	1,000.00	1,025.22	1.02	0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%

Lifecycle Portfolios

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-07	8-31-07	3-1-07–8-31-07	Expense Ratio[2]
Lifecycle Retirement Portfolio
Class A	Actual	$1,000.00	$1,020.49	$3.51	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.73	3.52	0.69%

Class B	Actual	1,000.00	1,015.76	7.21	1.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.05	7.22	1.42%

Class C	Actual	1,000.00	1,015.81	7.16	1.41%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.10	7.17	1.41%

Class R	Actual	1,000.00	1,016.63	5.44	1.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%

Class R1	Actual	1,000.00	1,016.91	4.47	0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%

Class R2	Actual	1,000.00	1,018.18	3.20	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.03	3.21	0.63%

Class R3	Actual	1,000.00	1,017.17	4.17	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%

Class R4	Actual	1,000.00	1,019.55	2.80	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%

Class R5	Actual	1,000.00	1,019.95	1.37	0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.84	1.38	0.27%

Class 1	Actual	1,000.00	1,020.09	1.27	0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.95	1.28	0.25%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

2 Lifecycle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Portfolio’s investments

Investment companies

Underlying Funds’ Investment Manager

BlackRock Investment Management, LLC	(BlackRock)
(formerly Mercury Advisors)

Davis Advisors	(Davis)

Declaration Management /	(Declaration)
John Hancock Advisers

Deutsche Asset Management	(Deutsche)

Dimensional Fund Advisors, Inc.	(DFA)

Excelsior Funds, Inc.	(Excelsior)

Franklin®Templeton®	(Templeton)

Grantham, Mayo, Van Otterloo & Co.	(GMO)

Jennison Associates LLC	(Jennison)

Legg Mason Funds Management, Inc	(Legg Mason)

Marsico Capital Management, LLC	(Marsico)

MFC Global Investment Management	(MFC Global U.S.A.)
(U.S.A.) Limited

MFC Global Investment Management	(MFC Global U.S.)
(U.S.), LLC

Pacific Investment Management Company	(PIMCO)

RCM Capital Management, Inc.	(RCM)

SSgA Funds Management, Inc.	(SSgA)

T. Rowe Price Associates, Inc.	(T. Rowe Price)

Van Kampen	(Van Kampen)

Wellington Management Company, LLP	(Wellington)

Wells Capital Management, Inc.	(Wells Capital)

Western Asset Management Company	(WAMCO)

Lifecycle 2045 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 100.00%

John Hancock Funds II 96.00%

Blue Chip Growth (T. Rowe Price)	36,504	$765,488

Capital Appreciation (Jennison)	70,889	765,599

Core Equity (Legg Mason)	48,084	764,058

Emerging Small Company (RCM)	24,605	766,457

Fundamental Value (Davis)	43,552	764,766

Index 500 (MFC Global USA)	448,876	4,847,859

International Equity Index (SSgA)	136,161	3,064,977

International Opportunities (Marsico)	52,778	1,021,782

International Small Cap (Templeton)	31,403	770,309

International Small Company (DFA)	66,354	765,057

International Value (Templeton)	51,790	1,020,255

Large Cap Value (BlackRock)	29,477	764,919

Mid Cap Index (MFC Global U.S.A.)	84,285	1,785,162

Mid Cap Stock (Wellington)	46,987	894,158

Natural Resources (Wellington)	36,199	1,534,476

Small Cap Index (MFC Global U.S.A.)	104,912	1,786,657

Small Company Value (T. Rowe Price)	29,644	764,527

Value & Restructuring (Excelsior)	59,171	764,494

Value (Van Kampen)	78,013	891,687

		24,502,687
John Hancock Funds III 4.00%

International Core (GMO)	21,959	1,019,996

Total investment companies
(Cost $25,542,457)		$25,522,683

Total investments
(Cost $25,542,457) 100.00%		$25,522,683

Other assets in excess of liabilities 0.00%		899

Total net assets 100.00%		$25,523,582

Percentages are stated as a percent of net assets.

See notes to financial statements

Lifecycle Portfolios

Lifecycle 2040 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 100.00%

John Hancock Funds II 96.00%

Blue Chip Growth (T. Rowe Price)	39,620	$830,823

Capital Appreciation (Jennison)	76,938	830,935

Core Equity (Legg Mason)	52,218	829,747

Emerging Small Company (RCM)	26,673	830,860

Fundamental Value (Davis)	47,273	830,108

Index 500 (MFC Global USA)	487,038	5,260,008

International Equity Index (SSgA)	147,718	3,325,135

International Opportunities (Marsico)	57,279	1,108,921

International Small Cap (Templeton)	33,923	832,130

International Small Company (DFA)	72,070	830,971

International Value (Templeton)	56,233	1,107,790

Large Cap Value (BlackRock)	31,982	829,941

Mid Cap Index (MFC Global U.S.A.)	91,467	1,937,275

Mid Cap Stock (Wellington)	50,970	969,955

Natural Resources (Wellington)	39,232	1,663,044

Small Cap Index (MFC Global U.S.A.)	113,740	1,937,001

Small Company Value (T. Rowe Price)	32,170	829,672

Value & Restructuring (Excelsior)	64,253	830,152

Value (Van Kampen)	84,733	968,496

		26,582,964
John Hancock Funds III 4.00%

International Core (GMO)	23,846	1,107,647

Total investment companies
(Cost $27,560,813)		$27,690,611

Total investments
(Cost $27,560,813) 100.00%		$27,690,611

Other assets in excess of liabilities 0.00%		494

Total net assets 100.00%		$27,691,105

Percentages are stated as a percent of net assets.

Lifecycle 2035 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 100.01%

John Hancock Funds II 96.01%

Blue Chip Growth (T. Rowe Price)	59,499	$1,247,687

Capital Appreciation (Jennison)	115,539	1,247,826

Core Equity (Legg Mason)	78,449	1,246,553

Emerging Small Company (RCM)	40,054	1,247,667

Fundamental Value (Davis)	71,007	1,246,890

High Yield (WAMCO)	41,981	414,351

Index 500 (MFC Global USA)	732,451	7,910,470

International Equity Index (SSgA)	222,083	4,999,091

International Opportunities (Marsico)	75,792	1,467,333

International Small Cap (Templeton)	51,517	1,263,718

International Small Company (DFA)	108,238	1,247,979

International Value (Templeton)	73,913	1,456,083

Large Cap Value (BlackRock)	48,042	1,246,699

Mid Cap Index (MFC Global U.S.A.)	137,512	2,912,513

Mid Cap Stock (Wellington)	76,676	1,459,151

Natural Resources (Wellington)	59,272	2,512,540

Small Cap Index (MFC Global U.S.A.)	146,532	2,495,447

Small Company Value (T. Rowe Price)	48,328	1,246,386

Strategic Bond (WAMCO)	35,914	414,451

Value & Restructuring (Excelsior)	96,511	1,246,920

Value (Van Kampen)	127,296	1,454,989

		39,984,744
John Hancock Funds III 4.00%

International Core (GMO)	35,827	1,664,164

Total investment companies
(Cost $41,310,715)		$41,648,908

Total investments
(Cost $41,310,715) 100.01%		$41,648,908

Liabilities in excess of other assets (0.01)%		(4,261)

Total net assets 100.00%		$41,644,647

Percentages are stated as a percent of net assets.

See notes to financial statements

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Lifecycle 2030 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 99.98%

John Hancock Funds II 95.99%

Blue Chip Growth (T. Rowe Price)	75,217	$1,577,298

Capital Appreciation (Jennison)	121,623	1,313,533

Core Equity (Legg Mason)	99,179	1,575,958

Emerging Small Company (RCM)	42,156	1,313,164

Fundamental Value (Davis)	89,772	1,576,394

Index 500 (MFC Global USA)	976,437	10,545,525

International Equity Index (SSgA)	281,901	6,345,589

International Opportunities (Marsico)	83,414	1,614,895

International Small Cap (Templeton)	44,363	1,088,227

International Small Company (DFA)	137,572	1,586,203

International Value (Templeton)	80,083	1,577,633

Large Cap Value (BlackRock)	60,740	1,576,198

Mid Cap Index (MFC Global U.S.A.)	174,062	3,686,629

Mid Cap Stock (Wellington)	83,194	1,583,175

Natural Resources (Wellington)	75,514	3,201,038

Real Estate Equity (T. Rowe Price)	48,478	524,531

Real Return Bond (PIMCO)	39,930	521,881

Small Cap Index (MFC Global U.S.A.)	185,456	3,158,317

Small Company Value (T. Rowe Price)	50,879	1,312,181

Strategic Bond (WAMCO)	45,204	521,659

Total Bond Market (Declaration)	52,084	521,880

U.S. High Yield Bond (Wells Capital)	81,514	1,049,082

Value & Restructuring (Excelsior)	101,637	1,313,156

Value (Van Kampen)	137,914	1,576,354

		50,660,500
John Hancock Funds III 3.99%

International Core (GMO)	45,317	2,104,975

Total investment companies
(Cost $52,581,110)		$52,765,475

Total investments
(Cost $52,581,110) 99.98%		$52,765,475

Other assets in excess of liabilities 0.02%		9,160

Total net assets 100.00%		$52,774,635

Percentages are stated as a percent of net assets.

Lifecycle 2025 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 100.00%

John Hancock Funds II 97.00%

Blue Chip Growth (T. Rowe Price)	98,606	$2,067,777

Capital Appreciation (Jennison)	127,523	1,377,248

Core Equity (Legg Mason)	130,067	2,066,772

Emerging Small Company (RCM)	44,230	1,377,758

Fundamental Value (Davis)	117,722	2,067,202

High Income (MFC Global U.S.)	64,695	686,410

High Yield (WAMCO)	209,480	2,067,570

Index 500 (MFC Global USA)	1,342,265	14,496,464

International Equity Index (SSgA)	338,057	7,609,658

International Opportunities (Marsico)	107,400	2,079,264

International Small Cap (Templeton)	56,969	1,397,442

International Small Company (DFA)	180,229	2,078,037

International Value (Templeton)	105,251	2,073,442

Large Cap Value (BlackRock)	79,651	2,066,936

Mid Cap Index (MFC Global U.S.A.)	195,396	4,138,485

Mid Cap Stock (Wellington)	91,116	1,733,930

Natural Resources (Wellington)	81,874	3,470,639

Real Estate Equity (T. Rowe Price)	64,075	693,289

Real Return Bond (PIMCO)	105,404	1,377,625

Small Cap Index (MFC Global U.S.A.)	243,021	4,138,652

Small Company Value (T. Rowe Price)	53,381	1,376,689

Strategic Bond (WAMCO)	59,505	686,686

Strategic Income (MFC Global U.S.)	68,262	686,720

Total Bond Market (Declaration)	68,551	686,878

Total Return (PIMCO)	49,955	686,887

U.S. High Yield Bond (Wells Capital)	53,349	686,601

Value & Restructuring (Excelsior)	106,973	1,382,088

Value (Van Kampen)	150,640	1,721,811

		66,978,960
John Hancock Funds III 3.00%

International Core (GMO)	44,563	2,069,951

Total investment companies
(Cost $68,726,580)		$69,048,911

Total investments
(Cost $68,726,580) 100.00%		$69,048,911

Other assets in excess of liabilities 0.00%		951

Total net assets 100.00%		$69,049,862

Percentages are stated as a percent of net assets.

See notes to financial statements

Lifecycle Portfolios

Lifecycle 2020 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 99.74%

John Hancock Funds II 97.25%

Blue Chip Growth (T. Rowe Price)	97,629	$2,047,285

Capital Appreciation (Jennison)	126,237	1,363,361

Core Equity (Legg Mason)	85,537	1,359,190

Emerging Small Company (RCM)	32,805	1,021,877

Fundamental Value (Davis)	116,361	2,043,302

Global Real Estate (Deutsche)	60,037	682,625

High Income (MFC Global U.S.)	128,123	1,359,381

High Yield (WAMCO)	345,434	3,409,432

Index 500 (MFC Global USA)	1,455,657	15,721,098

International Equity Index (SSgA)	320,398	7,212,159

International Opportunities (Marsico)	72,070	1,395,275

International Small Cap (Templeton)	57,516	1,410,876

International Small Company (DFA)	118,906	1,370,985

International Value (Templeton)	69,447	1,368,098

Large Cap Value (BlackRock)	78,732	2,043,094

Mid Cap Index (MFC Global U.S.A.)	161,261	3,415,517

Mid Cap Stock (Wellington)	54,070	1,028,950

Natural Resources (Wellington)	81,550	3,456,905

Real Estate Equity (T. Rowe Price)	63,461	686,644

Real Return Bond (PIMCO)	156,346	2,043,448

Small Cap Index (MFC Global U.S.A.)	160,132	2,727,051

Small Company Value (T. Rowe Price)	39,539	1,019,713

Spectrum Income (T. Rowe Price)	64,190	675,921

Strategic Bond (WAMCO)	117,790	1,359,301

Strategic Income (MFC Global U.S.)	67,185	675,876

Total Bond Market (Declaration)	67,473	676,076

Total Return (PIMCO)	98,894	1,359,794

U.S. High Yield Bond (Wells Capital)	105,604	1,359,127

Value & Restructuring (Excelsior)	105,884	1,368,025

Value (Van Kampen)	89,040	1,017,726

		66,678,112
John Hancock Funds III 2.49%

International Core (GMO)	36,773	1,708,106

Total investment companies
(Cost $68,180,009)		$68,386,218

Total investments
(Cost $68,180,009) 99.74%		$68,386,218

Other assets in excess of liabilities 0.26%		176,768

Total net assets 100.00%		$68,562,986

Lifecycle 2015 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 99.99%

John Hancock Funds II 97.99%

Blue Chip Growth (T. Rowe Price)	55,321	$1,160,081

Capital Appreciation (Jennison)	107,384	1,159,751

Core Equity (Legg Mason)	72,747	1,155,944

Emerging Small Company (RCM)	18,618	579,954

Fundamental Value (Davis)	98,802	1,734,964

Global Real Estate (Deutsche)	102,447	1,164,825

High Income (MFC Global U.S.)	108,498	1,151,163

High Yield (WAMCO)	527,625	5,207,656

Index 500 (MFC Global USA)	1,180,081	12,744,873

International Equity Index (SSgA)	207,103	4,661,891

International Opportunities (Marsico)	45,184	874,762

International Small Cap (Templeton)	23,868	585,484

International Small Company (DFA)	101,176	1,166,555

International Value (Templeton)	44,317	873,048

Large Cap Value (BlackRock)	44,582	1,156,894

Mid Cap Index (MFC Global U.S.A.)	82,194	1,740,866

Mid Cap Stock (Wellington)	30,696	584,144

Natural Resources (Wellington)	68,975	2,923,850

Real Estate Equity (T. Rowe Price)	162,073	1,753,632

Real Return Bond (PIMCO)	176,824	2,311,095

Small Cap Index (MFC Global U.S.A.)	68,012	1,158,243

Small Company Value (T. Rowe Price)	22,431	578,507

Spectrum Income (T. Rowe Price)	109,318	1,151,117

Strategic Bond (WAMCO)	149,959	1,730,531

Strategic Income (MFC Global U.S.)	114,418	1,151,049

Total Bond Market (Declaration)	230,652	2,311,137

Total Return (PIMCO)	83,736	1,151,367

U.S. High Yield Bond (Wells Capital)	89,425	1,150,903

Value & Restructuring (Excelsior)	90,054	1,163,500

Value (Van Kampen)	50,476	576,944

		56,814,730
John Hancock Funds III 2.00%

International Core (GMO)	25,020	1,162,179

Total investment companies
(Cost $58,041,125)		$57,976,909

Total investments
(Cost $58,041,125) 99.99%		$57,976,909

Other assets in excess of liabilities 0.01%		6,472

Total net assets 100.00%		$57,983,381

Percentages are stated as a percent of net assets.

See notes to financial statements

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Lifecycle 2010 Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 99.98%

John Hancock Funds II 98.47%

Blue Chip Growth (T. Rowe Price)	26,082	$546,936

Capital Appreciation (Jennison)	50,628	546,779

Core Equity (Legg Mason)	17,130	272,191

Fundamental Value (Davis)	31,037	545,001

Global Real Estate (Deutsche)	72,357	822,701

High Income (MFC Global US)	102,335	1,085,777

High Yield (WAMCO)	220,425	2,175,591

Index 500 (MFC Global USA)	505,000	5,454,000

International Equity Index (SSgA)	79,282	1,784,631

International Opportunities (Marsico)	14,199	274,893

International Small Cap (Templeton)	11,253	276,029

International Small Company (DFA)	23,828	274,739

International Value (Templeton)	13,921	274,242

Investment Quality Bond (Wellington)	46,268	540,874

Large Cap Value (BlackRock)	21,001	544,975

Mid Cap Index (MFC Global USA)	25,810	546,657

Natural Resources (Wellington)	26,003	1,102,267

Real Estate Equity (T. Rowe Price)	101,497	1,098,196

Real Return Bond (PIMCO)	104,057	1,360,026

Small Cap Index (MFC Global U.S.A.)	32,037	545,589

Spectrum Income (T. Rowe Price)	77,254	813,487

Strategic Bond (WAMCO)	94,096	1,085,872

Strategic Income (MFC Global U.S.)	80,855	813,398

Total Bond Market (Declaration)	190,166	1,905,463

Total Return (PIMCO)	39,343	540,966

U.S. High Yield Bond (Wells Capital)	84,348	1,085,560

Value & Restructuring (Excelsior)	42,417	548,023

		26,864,863
John Hancock Funds III 1.51%

International Core (GMO)	8,842	410,711

Total investment companies
(Cost $27,284,797)		$27,275,574

Total investments
(Cost $27,284,797) 99.98%		$27,275,574

Other assets in excess of liabilities 0.02%		5,355

Total net assets 100.00%		$27,280,929

Percentages are stated as a percent of net assets.

Lifecycle Retirement Portfolio

Securities owned by the Portfolio on 8-31-07

Issuer	Shares	Value

Investment companies 90.65%

Investment Companies 1.64%

PowerShares DB Commodity
Index Tracking Fund*	46,002	$1,181,791

John Hancock Funds II 88.01%

Core Equity (Legg Mason)	181,914	2,890,619

Fundamental Value (Davis)	164,770	2,893,367

Global Bond (PIMCO)	193,421	2,858,762

Global Real Estate (Deutsche)	256,294	2,914,062

High Income (MFC Global U.S.)	338,726	3,593,881

High Yield (WAMCO)	290,629	2,868,505

Index 500 (MFC Global USA)	603,508	6,517,889

International Equity Index (SSgA)	97,110	2,185,957

International Small Cap (Templeton)	29,779	730,471

International Small Company (DFA)	126,406	1,457,457

International Value (Templeton)	36,836	725,676

Investment Quality Bond (Wellington)	248,748	2,907,869

Natural Resources (Wellington)	34,694	1,470,679

Real Estate Equity (T. Rowe Price)	202,412	2,190,099

Real Return Bond (PIMCO)	552,420	7,220,134

Small Cap Index (MFC Global U.S.A.)	85,010	1,447,723

Small Company Value (T. Rowe Price)	28,019	722,615

Spectrum Income (T. Rowe Price)	204,701	2,155,507

Strategic Bond (WAMCO)	186,749	2,155,078

Strategic Income (MFC Global U.S.)	250,182	2,516,830

Total Bond Market (Declaration)	362,307	3,630,312

Total Return (PIMCO)	290,248	3,990,903

U.S. High Yield Bond (Wells Capital)	279,062	3,591,532

		63,635,927
John Hancock Funds III 1.00%

International Core (GMO)	15,588	724,063

Total investment companies
(Cost $65,267,103)		$65,541,781
	Principal
	amount	Value

Short term investments 9.22%
Federal National Mortgage Association Discount Notes
5.13% due 10/24/2007	$2,000,000	$1,984,895
5.161% due 09/26/2007	1,000,000	996,416

U.S. Treasury Bills
3.40% due 12/13/2007	280,000	277,276
3.85% due 12/13/2007	600,000	593,448
3.90% due 11/29/2007	1,000,000	990,358
3.95% due 11/29/2007	650,000	643,653
4.51% due 11/15/2007	200,000	198,121
4.57% due 12/13/2007	1,000,000	986,925

Total short-term investments
(Cost $6,671,092)		$6,671,092

Total investments
(Cost $71,938,195) 99.87%		$72,212,873

Other assets in excess of liabilities 0.13%		91,785

Total net assets 100.00%		$72,304,658

Percentages are stated as a percent of net assets.

* Non-Income Producing

See notes to financial statements

Lifecycle Portfolios

Financial statements

Statements of assets and liabilities 8-31-07

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifecycle	Lifecycle	Lifecycle
	2045 Portfolio	2040 Portfolio	2035 Portfolio
Assets
Investments in affiliated funds, at value (Note 9)	$25,522,683	$27,690,611	$41,648,908
Total investments, at value	25,522,683	27,690,611	41,648,908
Receivable for investments sold	103	71	81
Receivable for fund shares sold	132,199	323,432	260,565
Receivable due from adviser	18,386	17,793	15,105
Other assets	4,177	4,190	4,174
Total assets	25,677,548	28,036,097	41,928,833
Liabilities
Payable for investments purchased	130,304	322,096	259,268
Payable for fund shares repurchased	—	25	1,600
Payable to affiliates: Transfer agent fees	604	292	399
Other payables and accrued expenses	23,058	22,579	22,919
Total liabilities	153,966	344,992	284,186
Net assets
Capital paid-in	$25,559,400	$27,573,016	$41,320,504
Undistributed net investment income (loss)	—	—	—
Accumulated undistributed net realized gain (loss) on investments	(16,044)	(11,709)	(14,050)
Net unrealized appreciation (depreciation) on investments	(19,774)	129,798	338,193
Net assets	$25,523,582	$27,691,105	$41,644,647
Investments in affiliated funds, at cost	$25,542,457	$27,560,813	$41,310,715
Net asset value per share
The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$1,347,559	$583,951	$609,883
Shares outstanding	123,132	53,286	55,323
Net asset value and redemption price per share	$10.94	$10.96	$11.02
Class B:[1] Net assets	$144,850	$156,859	$395,508
Shares outstanding	13,299	14,377	36,053
Net asset value, offering price and redemption price per share	$10.89	$10.91	$10.97
Class C:[1] Net assets	$152,211	$126,797	$243,374
Shares outstanding	13,977	11,624	22,186
Net asset value, offering price and redemption price per share	$10.89	$10.91	$10.97
Class R: Net assets	$120,589	$115,190	$114,254
Shares outstanding	11,053	10,541	10,399
Net asset value, offering price and redemption price per share	$10.91	$10.93	$10.99
Class R1: Net assets	$112,973	$112,057	$112,243
Shares outstanding	10,341	10,240	10,201
Net asset value, offering price and redemption price per share	$10.92	$10.94	$11.00
Class R2: Net assets	$116,627	$274,086	$152,601
Shares outstanding	10,658	25,008	13,847
Net asset value, offering price and redemption price per share	$10.94	$10.96	$11.02
Class R3: Net assets	$117,556	$141,075	$111,713
Shares outstanding	10,756	12,888	10,149
Net asset value, offering price and redemption price per share	$10.93	$10.95	$11.01
Class R4: Net assets	$112,061	$112,060	$111,981
Shares outstanding	10,233	10,216	10,154
Net asset value, offering price and redemption price per share	$10.95	$10.97	$11.03
Class R5: Net assets	$112,329	$115,253	$119,104
Shares outstanding	10,238	10,488	10,779
Net asset value, offering price and redemption price per share	$10.97	$10.99	$11.05
Class 1: Net assets	$23,186,827	$25,953,777	$39,673,986
Shares outstanding	2,113,357	2,361,593	3,589,367
Net asset value, offering price and redemption price per share	$10.97	$10.99	$11.05
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.52	$11.54	$11.60

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of assets and liabilities 8-31-07

Continued

	Lifecycle	Lifecycle	Lifecycle
	2030 Portfolio	2025 Portfolio	2020 Portfolio
Assets
Investments in affiliated funds, at value (Note 9)	$52,765,475	$69,048,911	$68,386,218
Total investments, at value	52,765,475	69,048,911	68,386,218
Receivable for investments sold	173	37	166
Receivable for fund shares sold	225,113	190,506	450,872
Receivable due from adviser	18,621	19,028	19,688
Other assets	4,172	4,169	4,256
Total assets	53,013,554	69,262,651	68,861,200
Liabilities
Payable for investments purchased	215,334	189,406	273,864
Payable for fund shares repurchased	—	—	33
Payable to affiliates: Transfer agent fees	611	393	809
Other payables and accrued expenses	22,974	22,990	23,508
Total liabilities	238,919	212,789	298,214
Net assets
Capital paid-in	$52,609,342	$68,680,866	$68,274,667
Undistributed net investment income (loss)	5,299	65,297	140,985
Accumulated undistributed net realized gain (loss) on investments	(24,371)	(18,632)	(58,875)
Net unrealized appreciation (depreciation) on investments	184,365	322,331	206,209
Net assets	$52,774,635	$69,049,862	$68,562,986
Investments in affiliated funds, at cost	$52,581,110	$68,726,580	$68,180,009
Net asset value per share
The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$1,135,463	$661,410	$1,490,558
Shares outstanding	104,092	60,947	137,977
Net asset value and redemption price per share	$10.91	$10.85	$10.80
Class B:[1] Net assets	$298,228	$256,947	$607,301
Shares outstanding	27,491	23,792	56,510
Net asset value, offering price and redemption price per share	$10.85	$10.80	$10.75
Class C:[1] Net assets	$551,411	$231,595	$613,471
Shares outstanding	50,829	21,447	57,072
Net asset value, offering price and redemption price per share	$10.85	$10.80	$10.75
Class R: Net assets	$130,656	$113,467	$119,297
Shares outstanding	12,026	10,490	11,087
Net asset value, offering price and redemption price per share	$10.86	$10.82	$10.76
Class R1: Net assets	$111,836	$110,711	$109,539
Shares outstanding	10,279	10,221	10,165
Net asset value, offering price and redemption price per share	$10.88	$10.83	$10.78
Class R2: Net assets	$142,708	$117,253	$213,789
Shares outstanding	13,095	10,807	19,806
Net asset value, offering price and redemption price per share	$10.90	$10.85	$10.79
Class R3: Net assets	$111,884	$185,824	$126,069
Shares outstanding	10,279	17,147	11,694
Net asset value, offering price and redemption price per share	$10.88	$10.84	$10.78
Class R4: Net assets	$111,310	$110,621	$109,866
Shares outstanding	10,207	10,189	10,172
Net asset value, offering price and redemption price per share	$10.91	$10.86	$10.80
Class R5: Net assets	$111,576	$112,933	$271,942
Shares outstanding	10,212	10,382	25,128
Net asset value, offering price and redemption price per share	$10.93	$10.88	$10.82
Class 1: Net assets	$50,069,563	$67,149,101	$64,901,154
Shares outstanding	4,582,349	6,173,023	5,995,494
Net asset value, offering price and redemption price per share	$10.93	$10.88	$10.82
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.48	$11.42	$11.37

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Lifecycle Portfolios

Statements of assets and liabilities 8-31-07

Continued

			Lifecycle
	Lifecycle	Lifecycle	Retirement
	2015 Portfolio	2010 Portfolio	Portfolio
Assets
Investments in unaffiliated issuers, at value	—	—	$7,852,883
Investments in affiliated funds, at value (Note 9)	$57,976,909	$27,275,574	64,359,990
Total investments, at value	57,976,909	27,275,574	72,212,873
Cash	—	—	25,558
Receivable for investments sold	116	120	—
Receivable for fund shares sold	150,274	68,451	242,644
Receivable for futures variation margin	—	—	20,465
Receivable due from adviser	23,292	22,344	42,990
Other assets	4,391	4,389	3,934
Total assets	58,154,982	27,370,878	72,548,464
Liabilities
Payable for investments purchased	148,090	66,859	213,828
Payable for fund shares repurchased	12	—	5,009
Payable to affiliates: Transfer agent fees	511	379	1,770
Other payables and accrued expenses	22,988	22,711	23,199
Total liabilities	171,601	89,949	243,806
Net assets
Capital paid-in	$57,944,265	$27,184,142	$72,088,271
Undistributed net investment income (loss)	175,759	140,047	10,828
Accumulated undistributed net realized gain (loss) on
investments, futures contracts and options written	(72,427)	(34,037)	(69,119)
Net unrealized appreciation (depreciation) on investments	(64,216)	(9,223)	274,678
Net assets	$57,983,381	$27,280,929	$72,304,658
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	—	$7,821,756
Investments in affiliated funds, at cost	$58,041,125	$27,284,797	$64,116,439
Net asset value per share
The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$835,508	$665,061	$4,270,366
Shares outstanding	78,444	63,088	413,510
Net asset value and redemption price per share	$10.65	$10.54	$10.33
Class B:[1] Net assets	$458,266	$130,777	$386,631
Shares outstanding	43,238	12,464	37,514
Net asset value, offering price and redemption price per share	$10.60	$10.49	$10.31
Class C:[1] Net assets	$261,117	$415,136	$1,357,542
Shares outstanding	24,637	39,546	131,688
Net asset value, offering price and redemption price per share	$10.60	$10.50	$10.31
Class R: Net assets	$110,484	$106,557	$105,542
Shares outstanding	10,408	10,139	10,238
Net asset value, offering price and redemption price per share	$10.62	$10.51	$10.31
Class R1: Net assets	$108,133	$106,748	$105,732
Shares outstanding	10,173	10,143	10,255
Net asset value, offering price and redemption price per share	$10.63	$10.52	$10.31
Class R2: Net assets	$161,395	$106,971	$109,651
Shares outstanding	15,159	10,147	10,631
Net asset value, offering price and redemption price per share	$10.65	$10.54	$10.31
Class R3: Net assets	$108,137	$107,087	$105,847
Shares outstanding	10,169	10,171	10,264
Net asset value, offering price and redemption price per share	$10.63	$10.53	$10.31
Class R4: Net assets	$108,395	$107,066	$106,046
Shares outstanding	10,174	10,149	10,278
Net asset value, offering price and redemption price per share	$10.65	$10.55	$10.32
Class R5: Net assets	$108,653	$107,321	$106,299
Shares outstanding	10,179	10,154	10,298
Net asset value, offering price and redemption price per share	$10.67	$10.57	$10.32
Class 1: Net assets	$55,723,293	$25,428,205	$65,651,002
Shares outstanding	5,217,757	2,405,215	6,360,641
Net asset value, offering price and redemption price per share	$10.68	$10.57	$10.32
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.21	$11.09	$10.87

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of operations For the period ended 8-31-07

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifecycle	Lifecycle	Lifecycle
	2045 Portfolio[1]	2040 Portfolio[1]	2035 Portfolio[1]
Investment income
Income distributions received from affiliated underlying funds	$9,492	$9,202	$21,921
Total investment income	9,492	9,202	21,921
Expenses
Investment management fees (Note 3)	4,221	4,421	6,981
Distribution and service fees (Note 3)	8,857	8,384	11,087
Transfer agent fees (Note 3)	1,432	1,007	1,202
Blue sky fees (Note 3)	83,580	83,580	83,580
Fund administration fees (Note 3)	237	257	406
Audit and legal fees	27,782	27,789	27,838
Printing and postage fees (Note 3)	2,774	2,304	2,489
Custodian fees	10,001	10,001	10,001
Trustees’ fees (Note 4)	14	14	20
Registration and filing fees	7,300	7,291	7,868
Miscellaneous	27	29	47
Total expenses	146,225	145,077	151,519
Less: expense reductions (Note 3)	(125,508)	(124,781)	(121,921)
Net expenses	20,717	20,296	29,598
Net investment income (loss)	(11,225)	(11,094)	(7,677)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(15,608)	(11,330)	(13,302)
Capital gain distributions received from affiliated underlying funds	25,308	24,616	28,563
	9,700	13,286	15,261
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(19,774)	129,798	338,193
	(19,774)	129,798	338,193
Net realized and unrealized gain (loss)	(10,074)	143,084	353,454
Increase (decrease) in net assets from operations	($21,299)	$131,990	$345,777

1 Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements

Lifecycle Portfolios

Statements of operations For the period ended 8-31-07

Continued

	Lifecycle	Lifecycle	Lifecycle
	2030 Portfolio[1]	2025 Portfolio[1]	2020 Portfolio[1]
Investment income
Income distributions received from affiliated underlying funds	$52,929	$128,126	$209,630
Total investment income	52,929	128,126	209,630
Expenses
Investment management fees (Note 3)	9,001	12,472	12,542
Distribution and service fees (Note 3)	13,196	15,917	16,863
Transfer agent fees (Note 3)	1,369	1,266	1,774
Blue sky fees (Note 3)	83,580	83,580	83,509
Fund administration fees (Note 3)	491	700	713
Audit and legal fees	27,866	27,935	27,939
Printing and postage fees (Note 3)	2,573	2,569	3,078
Custodian fees	10,001	10,001	10,001
Trustees’ fees (Note 4)	24	32	34
Registration and filing fees	8,195	8,947	9,183
Miscellaneous	56	77	81
Total expenses	156,352	163,496	165,717
Less: expense reductions (Note 3)	(119,412)	(115,285)	(115,869)
Net expenses	36,940	48,211	49,848
Net investment income (loss)	15,989	79,915	159,782
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(23,581)	(16,651)	(57,769)
Net increase from payments by affiliates (Note 1)	1,696	2,707	2,881
Capital gain distributions received from affiliated underlying funds	38,961	46,586	39,715
	17,076	32,642	(15,173)
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	184,365	322,331	206,209
	184,365	322,331	206,209
Net realized and unrealized gain (loss)	201,441	354,973	191,036
Increase (decrease) in net assets from operations	$217,430	$434,888	$350,818

1 Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of operations For the period ended 8-31-07

Continued

			Lifecycle
	Lifecycle	Lifecycle	Retirement
	2015 Portfolio[1]	2010 Portfolio[1]	Portfolio[1]
Investment income
Income distributions received from affiliated underlying funds	$234,920	$176,040	$527,714
Interest	—	—	122,345
Dividends	—	—	3,477
Total investment income	234,920	176,040	653,536
Expenses
Investment management fees (Note 3)	9,868	5,178	27,779
Distribution and service fees (Note 3)	14,080	9,328	22,098
Transfer agent fees (Note 3)	1,343	1,145	2,960
Blue sky fees (Note 3)	83,507	83,507	84,236
Fund administration fees (Note 3)	553	330	1,122
Audit and legal fees	27,886	27,813	28,072
Printing and postage fees (Note 3)	2,601	2,460	3,969
Custodian fees	10,001	10,001	10,001
Trustees’ fees (Note 4)	26	17	61
Registration and filing fees	8,221	7,444	19,105
Miscellaneous	62	37	283
Total expenses	158,148	147,260	199,686
Less: expense reductions (Note 3)	(118,166)	(123,934)	(123,334)
Net expenses	39,982	23,326	76,352
Net investment income (loss)	194,938	152,714	577,184
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	1,818
Investments in affiliated underlying funds	(80,098)	(38,978)	(176,170)
Net increase from payments by affiliates (Note 1)	6,640	4,286	21,459
Capital gain distributions received from affiliated underlying funds	22,218	9,721	42,128
Futures contracts	—	—	53,203
Options	—	—	27,180
	(51,240)	(24,971)	(30,382)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	31,127
Investments in affiliated underlying funds	(64,216)	(9,223)	243,551
	(64,216)	(9,223)	274,678
Net realized and unrealized gain (loss)	(115,456)	(34,194)	244,296
Increase (decrease) in net assets from operations	$79,482	$118,520	$821,480

1 Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements

Lifecycle Portfolios

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the period. They reflect earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifecycle 2045 Portfolio	Lifecycle 2040 Portfolio	Lifecycle 2035 Portfolio
	Period Ended 8-31-07[1]	Period Ended 8-31-07[1]	Period Ended 8-31-07[1]
Increase (decrease) in net assets
From operations
Net investment income (loss)	($11,225)	($11,094)	($7,677)
Net realized gain (loss)	9,700	13,286	15,261
Change in net unrealized appreciation	(19,774)	129,798	338,193
(depreciation)
Increase (decrease) in net assets	(21,299)	131,990	345,777
resulting from operations

Distributions to shareholders
From net investment income
Class A	(577)	(533)	(392)
Class B	(457)	(413)	(273)
Class C	(457)	(413)	(273)
Class R	(449)	(405)	(264)
Class R1	(492)	(448)	(307)
Class R2	(535)	(491)	(350)
Class R3	(509)	(465)	(324)
Class R4	(560)	(516)	(375)
Class R5	(611)	(567)	(427)
Class 1	(2,876)	(2,999)	(6,091)
From realized gain
Class A	(1,833)	(1,707)	(1,216)
Class B	(1,833)	(1,708)	(1,215)
Class C	(1,833)	(1,708)	(1,215)
Class R	(1,833)	(1,707)	(1,216)
Class R1	(1,833)	(1,707)	(1,215)
Class R2	(1,833)	(1,707)	(1,215)
Class R3	(1,833)	(1,707)	(1,215)
Class R4	(1,833)	(1,707)	(1,216)
Class R5	(1,833)	(1,708)	(1,215)
Class 1	(8,505)	(8,883)	(16,976)
Total distributions	(32,525)	(31,499)	(36,990)
From Fund share transactions	25,577,406	27,590,614	41,335,860

Total increase (decrease)	25,523,582	27,691,105	41,644,647
Net assets
Beginning of period	—	—	—
End of period	$25,523,582	$27,691,105	$41,644,647

Undistributed net investment	—	—	—
income (loss)

1 Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements

Lifecycle Portfolios

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifecycle 2030 Portfolio	Lifecycle 2025 Portfolio	Lifecycle 2020 Portfolio
	Period Ended 8-31-07[1]	Period Ended 8-31-07[1]	Period Ended 8-31-07[1]
Increase (decrease) in net assets
From operations
Net investment income (loss)	$15,989	$79,915	$159,782
Net realized gain (loss)	17,076	32,642	(15,173)
Change in net unrealized appreciation	184,365	322,331	206,209
(depreciation)
Increase (decrease) in net assets	217,430	434,888	350,818
resulting from operations

Distributions to shareholders
From net investment income
Class A	(601)	(611)	(681)
Class B	(481)	(491)	(561)
Class C	(481)	(491)	(561)
Class R	(472)	(483)	(552)
Class R1	(515)	(526)	(595)
Class R2	(558)	(568)	(638)
Class R3	(532)	(543)	(612)
Class R4	(584)	(594)	(664)
Class R5	(635)	(645)	(715)
Class 1	(10,215)	(16,425)	(19,382)
From realized gain
Class A	(1,543)	(1,347)	(1,094)
Class B	(1,543)	(1,347)	(1,094)
Class C	(1,543)	(1,347)	(1,094)
Class R	(1,544)	(1,347)	(1,095)
Class R1	(1,544)	(1,347)	(1,095)
Class R2	(1,544)	(1,347)	(1,094)
Class R3	(1,544)	(1,347)	(1,095)
Class R4	(1,543)	(1,347)	(1,094)
Class R5	(1,543)	(1,348)	(1,094)
Class 1	(24,425)	(33,718)	(29,261)
Total distributions	(53,390)	(67,219)	(64,071)
From Fund share transactions	52,610,595	68,682,193	68,276,239

Total increase (decrease)	52,774,635	69,049,862	68,562,986
Net assets
Beginning of period	—	—	—
End of period	$52,774,635	$69,049,862	$68,562,986

Undistributed net investment	$5,299	$65,297	$140,985
income (loss)

1 Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements

Lifecycle Portfolios

Statements of changes in net assets

Continued

			Lifecycle
	Lifecycle 2015 Portfolio	Lifecycle 2010 Portfolio	Retirement Portfolio
	Period Ended 8-31-07[1]	Period Ended 8-31-07[1]	Period Ended 8-31-07[1]
Increase (decrease) in net assets
From operations
Net investment income (loss)	$194,938	$152,714	$577,184
Net realized gain (loss)	(51,240)	(24,971)	(30,382)
Change in net unrealized appreciation	(64,216)	(9,223)	274,678
(depreciation)
Increase (decrease) in net assets	79,482	118,520	821,480
resulting from operations

Distributions to shareholders
From net investment income
Class A	(852)	(902)	(17,815)
Class B	(733)	(783)	(2,628)
Class C	(733)	(783)	(4,077)
Class R	(724)	(774)	(1,671)
Class R1	(767)	(817)	(1,846)
Class R2	(810)	(859)	(2,022)
Class R3	(784)	(834)	(1,890)
Class R4	(835)	(885)	(2,088)
Class R5	(886)	(936)	(2,285)
Class 1	(12,819)	(5,871)	(529,244)
From realized gain
Class A	(942)	(638)	(755)
Class B	(941)	(638)	(755)
Class C	(941)	(638)	(755)
Class R	(942)	(639)	(755)
Class R1	(941)	(638)	(755)
Class R2	(941)	(639)	(755)
Class R3	(941)	(639)	(755)
Class R4	(942)	(638)	(755)
Class R5	(942)	(638)	(755)
Class 1	(13,443)	(3,972)	(34,747)
Total distributions	(41,859)	(23,161)	(607,108)
From Fund share transactions	57,945,758	27,185,570	72,090,286

Total increase (decrease)	57,983,381	27,280,929	72,304,658
Net assets
Beginning of period	—	—	—
End of period	$57,983,381	$27,280,929	$72,304,658

Undistributed net investment	$175,759	$140,047	$10,828
income (loss)

1 Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements

Lifecycle Portfolios

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the beginning of the period.

Lifecycle 2045 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	(0.04)	1.22	1.18	(0.06)	(0.18)	—	(0.24)	10.94	11.97[5,6]	1.94[7,8]	0.62[7]	(0.45)[7]	1,348	5[6]

CLASS B

8-31-07[4]	10.00	(0.05)	1.17	1.12	(0.05)	(0.18)	—	(0.23)	10.89	11.33[5,6]	5.28[7,8]	1.30[7]	(0.57)[7]	145	5[6]

CLASS C

8-31-07[4]	10.00	(0.06)	1.18	1.12	(0.05)	(0.18)	—	(0.23)	10.89	11.33[5,6]	5.11[7,8]	1.32[7]	(0.63)[7]	152	5[6]

CLASS R

8-31-07[4]	10.00	(0.03)	1.17	1.14	(0.05)	(0.18)	—	(0.23)	10.91	11.53[5,6]	16.73[7,8]	1.08[7]	(0.31)[7]	121	5[6]

CLASS R1

8-31-07[4]	10.00	(0.01)	1.16	1.15	(0.05)	(0.18)	—	(0.23)	10.92	11.68[5,6]	16.68[7,8]	0.87[7]	(0.09)[7]	113	5[6]

CLASS R2

8-31-07[4]	10.00	0.01	1.17	1.18	(0.06)	(0.18)	—	(0.24)	10.94	11.93[5,6]	16.31[7,8]	0.62[7]	0.15[7]	117	5[6]

CLASS R3

8-31-07[4]	10.00	—[9]	1.16	1.16	(0.05)	(0.18)	—	(0.23)	10.93	11.80[5,6]	16.45[7,8]	0.80[7]	(0.03)[7]	118	5[6]

CLASS R4

8-31-07[4]	10.00	0.02	1.17	1.19	(0.06)	(0.18)	—	(0.24)	10.95	12.06[5,6]	16.32[7,8]	0.52[7]	0.26[7]	112	5[6]

CLASS R5

8-31-07[4]	10.00	0.05	1.16	1.21	(0.06)	(0.18)	—	(0.24)	10.97	12.32[5,6]	16.02[7,8]	0.23[7]	0.55[7]	112	5[6]

CLASS 1

8-31-07[4]	10.00	(0.01)	1.23	1.22	(0.07)	(0.18)	—	(0.25)	10.97	12.32[5,6]	0.64[7,8]	0.20[7]	(0.15)[7]	23,187	5[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2040 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	(0.02)	1.20	1.18	(0.05)	(0.17)	—	(0.22)	10.96	11.99[5,6]	3.15[7,8]	0.62[7]	(0.18)[7]	584	3[6]

CLASS B

8-31-07[4]	10.00	(0.05)	1.17	1.12	(0.04)	(0.17)	—	(0.21)	10.91	11.35[5,6]	5.17[7,8]	1.30[7]	(0.58)[7]	157	3[6]

CLASS C

8-31-07[4]	10.00	(0.05)	1.17	1.12	(0.04)	(0.17)	—	(0.21)	10.91	11.35[5,6]	5.31[7,8]	1.31[7]	(0.56)[7]	127	3[6]

CLASS R

8-31-07[4]	10.00	(0.03)	1.17	1.14	(0.04)	(0.17)	—	(0.21)	10.93	11.55[5,6]	16.78[7,8]	1.08[7]	(0.30)[7]	115	3[6]

CLASS R1

8-31-07[4]	10.00	(0.01)	1.17	1.16	(0.05)	(0.17)	—	(0.22)	10.94	11.70[5,6]	16.61[7,8]	0.87[7]	(0.09)[7]	112	3[6]

CLASS R2

8-31-07[4]	10.00	0.01	1.17	1.18	(0.05)	(0.17)	—	(0.22)	10.96	11.95[5,6]	14.71[7,8]	0.63[7]	0.07[7]	274	3[6]

CLASS R3

8-31-07[4]	10.00	(0.01)	1.18	1.17	(0.05)	(0.17)	—	(0.22)	10.95	11.82[5,6]	15.59[7,8]	0.80[7]	(0.07)[7]	141	3[6]

CLASS R4

8-31-07[4]	10.00	0.02	1.17	1.19	(0.05)	(0.17)	—	(0.22)	10.97	12.07[5,6]	16.23[7,8]	0.52[7]	0.26[7]	112	3[6]

CLASS R5

8-31-07[4]	10.00	0.05	1.17	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.33[5,6]	15.71[7,8]	0.23[7]	0.53[7]	115	3[6]

CLASS 1

8-31-07[4]	10.00	(0.01)	1.23	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.34[5,6]	0.62[7,8]	0.20[7]	(0.16)[7]	25,954	3[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2035 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	(0.02)	1.20	1.18	(0.04)	(0.12)	—	(0.16)	11.02	11.92[5,6]	2.47[7,8]	0.62[7]	(0.20)[7]	610	4[6]

CLASS B

8-31-07[4]	10.00	(0.06)	1.18	1.12	(0.03)	(0.12)	—	(0.15)	10.97	11.28[5,6]	4.27[7,8]	1.30[7]	(0.62)[7]	396	4[6]

CLASS C

8-31-07[4]	10.00	(0.06)	1.18	1.12	(0.03)	(0.12)	—	(0.15)	10.97	11.28[5,6]	4.13[7,8]	1.31[7]	(0.66)[7]	243	4[6]

CLASS R

8-31-07[4]	10.00	(0.02)	1.16	1.14	(0.03)	(0.12)	—	(0.15)	10.99	11.47[5,6]	16.48[7,8]	1.07[7]	(0.20)[7]	114	4[6]

CLASS R1

8-31-07[4]	10.00	—[9]	1.15	1.15	(0.03)	(0.12)	—	(0.15)	11.00	11.62[5,6]	16.29[7,8]	0.86[7]	0.01[7]	112	4[6]

CLASS R2

8-31-07[4]	10.00	0.02	1.16	1.18	(0.04)	(0.12)	—	(0.16)	11.02	11.87[5,6]	15.69[7,8]	0.61[7]	0.24[7]	153	4[6]

CLASS R3

8-31-07[4]	10.00	0.01	1.15	1.16	(0.03)	(0.12)	—	(0.15)	11.01	11.74[5,6]	16.22[7,8]	0.79[7]	0.08[7]	112	4[6]

CLASS R4

8-31-07[4]	10.00	0.03	1.16	1.19	(0.04)	(0.12)	—	(0.16)	11.03	12.00[5,6]	15.92[7,8]	0.50[7]	0.36[7]	112	4[6]

CLASS R5

8-31-07[4]	10.00	0.06	1.15	1.21	(0.04)	(0.12)	—	(0.16)	11.05	12.26[5,6]	15.08[7,8]	0.22[7]	0.62[7]	119	4[6]

CLASS 1

8-31-07[4]	10.00	(0.01)	1.23	1.22	(0.05)	(0.12)	—	(0.17)	11.05	12.27[5,6]	0.45[7,8]	0.20[7]	(0.06)[7]	39,674	4[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2030 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	(0.02)	1.14	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.38[5,6,10]	2.02[7,8]	0.63[7]	(0.23)[7]	1,135	3[6]

CLASS B

8-31-07[4]	10.00	(0.05)	1.10	1.05	(0.05)	(0.15)	—	(0.20)	10.85	10.64[5,6,10]	3.90[7,8]	1.31[7]	(0.57)[7]	298	3[6]

CLASS C

8-31-07[4]	10.00	(0.05)	1.10	1.05	(0.05)	(0.15)	—	(0.20)	10.85	10.64[5,6,10]	3.82[7,8]	1.31[7]	(0.59)[7]	551	3[6]

CLASS R

8-31-07[4]	10.00	(0.01)	1.07	1.06	(0.05)	(0.15)	—	(0.20)	10.86	10.73[5,6,10]	16.04[7,8]	1.07[7]	(0.11)[7]	131	3[6]

CLASS R1

8-31-07[4]	10.00	0.01	1.08	1.09	(0.06)	(0.15)	—	(0.21)	10.88	10.98[5,6,10]	16.24[7,8]	0.86[7]	0.12[7]	112	3[6]

CLASS R2

8-31-07[4]	10.00	0.03	1.08	1.11	(0.06)	(0.15)	—	(0.21)	10.90	11.23[5,6,10]	15.95[7,8]	0.61[7]	0.37[7]	143	3[6]

CLASS R3

8-31-07[4]	10.00	0.02	1.07	1.09	(0.06)	(0.15)	—	(0.21)	10.88	11.00[5,6,10]	16.18[7,8]	0.79[7]	0.19[7]	112	3[6]

CLASS R4

8-31-07[4]	10.00	0.04	1.08	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.36[5,6,10]	15.88[7,8]	0.50[7]	0.47[7]	111	3[6]

CLASS R5

8-31-07[4]	10.00	0.07	1.08	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.62[5,6,10]	15.57[7,8]	0.22[7]	0.76[7]	112	3[6]

CLASS 1

8-31-07[4]	10.00	0.01	1.14	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.63[5,6,10]	0.38[7,8]	0.20[7]	0.12[7]	50,070	3[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2025 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	0.02	1.03	1.05	(0.07)	(0.13)	—	(0.20)	10.85	10.57[5,6,11]	2.25[7,8]	0.63[7]	0.19[7]	661	3[6]

CLASS B

8-31-07[4]	10.00	(0.03)	1.01	0.98	(0.05)	(0.13)	—	(0.18)	10.80	9.94[5,6,11]	3.82[7,8]	1.31[7]	(0.32)[7]	257	3[6]

CLASS C

8-31-07[4]	10.00	(0.03)	1.01	0.98	(0.05)	(0.13)	—	(0.18)	10.80	9.94[5,6,11]	3.81[7,8]	1.32[7]	(0.32)[7]	232	3[6]

CLASS R

8-31-07[4]	10.00	0.01	0.99	1.00	(0.05)	(0.13)	—	(0.18)	10.82	10.13[5,6,11]	16.31[7,8]	1.08[7]	0.14[7]	113	3[6]

CLASS R1

8-31-07[4]	10.00	0.03	0.99	1.02	(0.06)	(0.13)	—	(0.19)	10.83	10.28[5,6,11]	16.14[7,8]	0.87[7]	0.35[7]	111	3[6]

CLASS R2

8-31-07[4]	10.00	0.05	0.99	1.04	(0.06)	(0.13)	—	(0.19)	10.85	10.53[5,6,11]	15.70[7,8]	0.62[7]	0.59[7]	117	3[6]

CLASS R3

8-31-07[4]	10.00	0.03	1.00	1.03	(0.06)	(0.13)	—	(0.19)	10.84	10.40[5,6,11]	14.43[7,8]	0.81[7]	0.34[7]	186	3[6]

CLASS R4

8-31-07[4]	10.00	0.06	0.99	1.05	(0.06)	(0.13)	—	(0.19)	10.86	10.65[5,6,11]	15.77[7,8]	0.52[7]	0.70[7]	111	3[6]

CLASS R5

8-31-07[4]	10.00	0.09	0.99	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.91[5,6,11]	15.34[7,8]	0.23[7]	0.98[7]	113	3[6]

CLASS 1

8-31-07[4]	10.00	0.04	1.04	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.93[5,6,11]	0.31[7,8]	0.20[7]	0.39[7]	67,149	3[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2020 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	0.04	0.94	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.87[5,6,12]	1.59[7,8]	0.64[7]	0.49[7]	1,491	7[6]

CLASS B

8-31-07[4]	10.00	0.01	0.91	0.92	(0.06)	(0.11)	—	(0.17)	10.75	9.24[5,6,12]	3.29[7,8]	1.32[7]	0.06[7]	607	7[6]

CLASS C

8-31-07[4]	10.00	—[9]	0.92	0.92	(0.06)	(0.11)	—	(0.17)	10.75	9.24[5,6,12]	3.52[7,8]	1.32[7]	—[7,16]	613	7[6]

CLASS R

8-31-07[4]	10.00	0.05	0.87	0.92	(0.05)	(0.11)	—	(0.16)	10.76	9.33[5,6,12]	16.25[7,8]	1.08[7]	0.52[7]	119	7[6]

CLASS R1

8-31-07[4]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.58[5,6,12]	16.14[7,8]	0.87[7]	0.74[7]	110	7[6]

CLASS R2

8-31-07[4]	10.00	0.08	0.88	0.96	(0.06)	(0.11)	—	(0.17)	10.79	9.72[5,6,12]	15.23[7,8]	0.62[7]	0.92[7]	214	7[6]

CLASS R3

8-31-07[4]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.59[5,6,12]	15.58[7,8]	0.80[7]	0.80[7]	126	7[6]

CLASS R4

8-31-07[4]	10.00	0.10	0.88	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.85[5,6,12]	15.75[7,8]	0.52[7]	1.09[7]	110	7[6]

CLASS R5

8-31-07[4]	10.00	0.10	0.90	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.11[5,6,12]	8.22[7,8]	0.23[7]	1.08[7]	272	7[6]

CLASS 1

8-31-07[4]	10.00	0.07	0.93	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.12[5,6,12]	0.32[7,8]	0.20[7]	0.78[7]	64,901	7[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2015 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	income	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	(loss) ($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	0.07	0.76	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.37[5,6,13]	2.19[7,8]	0.63[7]	0.86[7]	836	9[6]

CLASS B

8-31-07[4]	10.00	0.04	0.73	0.77	(0.08)	(0.09)	—	(0.17)	10.60	7.74[5,6,13]	3.28[7,8]	1.32[7]	0.46[7]	458	9[6]

CLASS C

8-31-07[4]	10.00	0.06	0.71	0.77	(0.08)	(0.09)	—	(0.17)	10.60	7.74[5,6,13]	4.01[7,8]	1.32[7]	0.65[7]	261	9[6]

CLASS R

8-31-07[4]	10.00	0.09	0.70	0.79	(0.08)	(0.09)	—	(0.17)	10.62	7.93[5,6,13]	16.63[7,8]	1.08[7]	0.99[7]	110	9[6]

CLASS R1

8-31-07[4]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.08[5,6,13]	16.47[7,8]	0.87[7]	1.21[7]	108	9[6]

CLASS R2

8-31-07[4]	10.00	0.12	0.71	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.33[5,6,13]	15.31[7,8]	0.62[7]	1.34[7]	161	9[6]

CLASS R3

8-31-07[4]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.10[5,6,13]	16.38[7,8]	0.80[7]	1.28[7]	108	9[6]

CLASS R4

8-31-07[4]	10.00	0.14	0.69	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.35[5,6,13]	16.08[7,8]	0.52[7]	1.56[7]	108	9[6]

CLASS R5

8-31-07[4]	10.00	0.16	0.69	0.85	(0.09)	(0.09)	—	(0.18)	10.67	8.61[5,6,13]	15.77[7,8]	0.23[7]	1.84[7]	109	9[6]

CLASS 1

8-31-07[4]	10.00	0.10	0.76	0.86	(0.09)	(0.09)	—	(0.18)	10.68	8.72[5,6,13]	0.36[7,8]	0.20[7]	1.19[7]	55,723	9[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle 2010 Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	income	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	(loss) ($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	0.12	0.57	0.69	(0.09)	(0.06)	—	(0.15)	10.54	6.99[5,6,14]	2.45[7,8]	0.63[7]	1.42[7]	665	17[6]

CLASS B

8-31-07[4]	10.00	0.11	0.52	0.63	(0.08)	(0.06)	—	(0.14)	10.49	6.36[5,6,14]	5.13[7,8]	1.30[7]	1.23[7]	131	17[6]

CLASS C

8-31-07[4]	10.00	0.10	0.54	0.64	(0.08)	(0.06)	—	(0.14)	10.50	6.46[5,6,14]	4.20[7,8]	1.32[7]	1.15[7]	415	17[6]

CLASS R

8-31-07[4]	10.00	0.13	0.52	0.65	(0.08)	(0.06)	—	(0.14)	10.51	6.56[5,6,14]	17.12[7,8]	1.09[7]	1.49[7]	107	17[6]

CLASS R1

8-31-07[4]	10.00	0.15	0.52	0.67	(0.09)	(0.06)	—	(0.15)	10.52	6.70[5,6,14]	16.89[7,8]	0.87[7]	1.70[7]	107	17[6]

CLASS R2

8-31-07[4]	10.00	0.17	0.52	0.69	(0.09)	(0.06)	—	(0.15)	10.54	6.95[5,6,14]	16.62[7,8]	0.62[7]	1.95[7]	107	17[6]

CLASS R3

8-31-07[4]	10.00	0.16	0.52	0.68	(0.09)	(0.06)	—	(0.15)	10.53	6.82[5,6,14]	16.81[7,8]	0.80[7]	1.77[7]	107	17[6]

CLASS R4

8-31-07[4]	10.00	0.18	0.52	0.70	(0.09)	(0.06)	—	(0.15)	10.55	7.08[5,6,14]	16.51[7,8]	0.52[7]	2.06[7]	107	17[6]

CLASS R5

8-31-07[4]	10.00	0.21	0.52	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.33[5,6,14]	16.20[7,8]	0.23[7]	2.34[7]	107	17[6]

CLASS 1

8-31-07[4]	10.00	0.16	0.57	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.34[5,6,14]	0.56[7,8]	0.20[7]	1.78[7]	25,428	17[6]

See notes to financial statements

Lifecycle Portfolios

Financial highlights

Continued

Lifecycle Retirement Portfolio
Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets

													Ratio
			Net										of net
			realized	Total							Ratio of	Ratio	investment	Net
	Net asset	Net	and	from	From net						gross	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	income	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	thousands)	turnover
Period ended	($)	(loss) ($)[1,17]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[2]	(%)[3]	(%)[3]	(%)[1]	($)	(%)

CLASS A

8-31-07[4]	10.00	0.15	0.46	0.61	(0.20)	(0.08)	—	(0.28)	10.33	6.19[5,6,15]	1.24[7,8]	0.68[7]	1.82[7]	4,270	56[6]

CLASS B

8-31-07[4]	10.00	0.15	0.39	0.54	(0.15)	(0.08)	—	(0.23)	10.31	5.47[5,6,15]	3.17[7,8]	1.36[7]	1.69[7]	387	56[6]

CLASS C

8-31-07[4]	10.00	0.11	0.43	0.54	(0.15)	(0.08)	—	(0.23)	10.31	5.48[5,6,15]	2.59[7,8]	1.38[7]	1.26[7]	1,358	56[6]

CLASS R

8-31-07[4]	10.00	0.18	0.37	0.55	(0.16)	(0.08)	—	(0.24)	10.31	5.55[5,6,15]	16.32[7,8]	1.12[7]	2.04[7]	106	56[6]

CLASS R1

8-31-07[4]	10.00	0.19	0.38	0.57	(0.18)	(0.08)	—	(0.26)	10.31	5.73[5,6,15]	16.09[7,8]	0.91[7]	2.25[7]	106	56[6]

CLASS R2

8-31-07[4]	10.00	0.22	0.37	0.59	(0.20)	(0.08)	—	(0.28)	10.31	5.90[5,6,15]	15.77[7,8]	0.66[7]	2.49[7]	110	56[6]

CLASS R3

8-31-07[4]	10.00	0.20	0.37	0.57	(0.18)	(0.08)	—	(0.26)	10.31	5.77[5,6,15]	16.01[7,8]	0.84[7]	2.32[7]	106	56[6]

CLASS R4

8-31-07[4]	10.00	0.23	0.37	0.60	(0.20)	(0.08)	—	(0.28)	10.32	6.07[5,6,15]	15.71[7,8]	0.55[7]	2.60[7]	106	56[6]

CLASS R5

8-31-07[4]	10.00	0.25	0.37	0.62	(0.22)	(0.08)	—	(0.30)	10.32	6.27[5,6,15]	15.41[7,8]	0.27[7]	2.89[7]	106	56[6]

CLASS 1

8-31-07[4]	10.00	0.19	0.43	0.62	(0.22)	(0.08)	—	(0.30)	10.32	6.29[5,6,15]	0.38[7,8]	0.25[7]	2.24[7]	65,651	56[6]

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Does not include expenses of the underlying funds in which the Portfolio invests.

4 Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

9 Less than $0.01 per share.

10 The Adviser made a payment to the Portfolio of $1,696. Excluding this payment, total returns would have been 11.26% and 11.52% for Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3 and Class 1. See Note 1.

11 The Adviser made a payment to the Portfolio of $2,707. Excluding this payment, total returns would have been 10.03%, 10.55% and 10.81% for Class R, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class 1. See Note 1.

12 The Adviser made a payment to the Portfolio of $2,881. Excluding this payment, total return would have been 9.48% for Class R1. There was no effect to the total returns for Class A, Class B, Class C, Class R, Class R2, Class R3, Class R4, Class R5 and Class 1. See Note 1.

13 The Adviser made a payment to the Portfolio of $6,640. Excluding this payment, total returns would have been 7.83%, 7.98% and 8.22% for Class R, Class R1 and Class R2, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class 1. See Note 1.

14 The Adviser made a payment to the Portfolio of $4,286. Excluding this payment, total returns would have been 6.45%, 6.85%, 6.72%, 6.97% and 7.23% for Class R, Class R2, Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R1 and Class 1. See Note 1.

15 The Adviser made a payment to the Portfolio of $21,459. Excluding this payment, total returns would have been 5.37%, 5.45%, 5.63%, 5.80%, 5.67%, 5.97% and 6.17% for Class B, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class C and Class 1. See Note 1.

16 Less than 0.01% .

17 Based on the average of the share outstanding.

See notes to financial statements

Lifecycle Portfolios

Notes to financial statements

1. Organization of the Trust

The John Hancock Funds II (the “Trust” or “JHF II”) is an open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers seventy-two separate investment funds, nine of which are described here: Lifecycle 2045, Lifecycle 2040, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2020, Lifecycle 2015, Lifecycle 2010 and Lifecycle Retirement (collectively, “Lifecycle Portfolios” or “the Portfolios”).

Each of the Lifecycle Portfolios is non-diversified for purposes of the Investment Company Act of 1940, as amended (“1940 Act”).

The Lifecycle Portfolios operate as “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (“JHF III”) and also in other affiliated funds of the John Hancock funds complex. The Portfolios may also invest in unaffiliated underlying funds and other permitted investments.

The accounting policies of the affiliated underlying funds of the Trust are outlined in the shareholder reports for such funds, available without charge by calling 1-800-225-5291 or on the Securities & Exchange Commission (“SEC”) Web site at www.sec.gov, File #811-21779, CIK 0001331971 for JHF II and File #811-21777, CIK 0001329954 for JHF III. The affiliated underlying funds are not covered by this report.

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) serves as investment adviser for the Trust and John Hancock Funds, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of the Manufactures Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The JHF III funds are retail mutual funds advised by JHIMS and distributed by the Distributor.

The Trustees have authorized the issuance of multiple classes of shares of the Portfolios, including classes designated as Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares. Class A, B and C shares are open to all retail investors. Class R, R1, R2, R3, R4 and R5 shares are available only to certain retirement plans. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. The shares of each class represent an interest in the same portfolio of investments of the Portfolios, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

At August 31, 2007, John Hancock USA owned the following shares of beneficial interest of the Lifecycle Portfolios: 102,302 shares of Lifecycle 2045, 102,132 shares of Lifecycle 2040, 101,508 shares of Lifecycle 2035, 102,041 shares of Lifecycle 2030, 101,860 shares of Lifecycle 2025, 101,683 shares of Lifecycle 2020, 101,708 shares of Lifecycle 2015, 101,461 shares of Lifecycle 2010 and 508,703 shares of Lifecycle Retirement.

Payment made by Affiliate

The Adviser made payments to the following Portfolios on February 27, 2007: Lifecycle 2030 in the amount of $1,696, Lifecycle 2025 in the amount of $2,707, Lifecycle 2020 in the amount of $2,881, Lifecycle 2015 in the amount of $6,640, Lifecycle 2010 in the amount of $4,286 and Lifecycle Retirement in the amount of $21,459. These payments were made to reimburse the Portfolios for a lost investment opportunity that resulted from an over allocation to cash and an under allocation to the JHF II Real Estate Equity Fund. These amounts are included in the Portfolios’ Statements of Operations.

2. Significant accounting policies

In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Securities valuation

The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange (“NYSE”), normally at 4:00 p.m., Eastern Time. Investments by the Lifecycle Portfolios in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices,

Lifecycle Portfolios

as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Portfolios and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the NYSE, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and its impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statements.

Security transactions and related investment income

Investment security and underlying funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying funds on the ex-dividend date. Distributions from the underlying funds are recorded on the ex-dividend date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts/ premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-class operations

All income, expenses (except class-specific expenses), and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level.

Lifecycle Portfolios

Expense allocation

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, transfer agency fees, blue sky fees, and printing and postage fees, are accrued daily and charged directly to the respective share classes. Expenses in the Lifecycle Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Lifecycle Portfolios may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Lifecycle Portfolios will vary.

Purchased and written options

Lifecycle Retirement may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts.

When the Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option.

When the Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolio may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the period ended August 31, 2007 were as follows:

Lifecycle Retirement	Number of Contracts	Premiums Received

Outstanding, beginning of period	—	—
Options written	20	$34,940
Option closed	(20)	(34,940)
Outstanding, end of period	—	—

There were no open written options outstanding as of August 31, 2007.

Futures

Lifecycle Retirement may purchase and sell financial futures contracts and options on those contracts. The Portfolio invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes, or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolio.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Portfolios’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Portfolio realizes a gain or loss.

When the Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

There were no open futures contracts as of August 31, 2007.

Lifecycle Portfolios

Federal income taxes

Each Portfolio’s policy is to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

Distribution of income and gains

The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

Capital accounts

The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryfor-ward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. Investment advisory and other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Portfolios, subject to the supervision of the Board of Trustees. The advisory fee has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Fund of JHF II and JHF III. Under the Advisory Agreement, the Portfolios pay a monthly management fee to the Adviser as stated below:

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of each Portfolio.

	First $7.5 billion of	Excess over $7.5 billion
Portfolio	Aggregate Net Assets	of Aggregate Net Assets

Lifecycle Portfolios	0.060%	0.050%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Portfolio.

	First $7.5 billion of	Excess over $7.5 billion
Portfolio	Aggregate Net Assets	of Aggregate Net Assets

Lifecycle Portfolios	0.510%	0.500%

The Portfolios are not responsible for the payment of subadvisory fees.

The investment management fees incurred for the period ended August 31, 2007 were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

	Annual		Annual
Portfolio	Effective Rate	Portfolio	Effective Rate

Lifecycle 2045	0.06%	Lifecycle 2020	0.06%
Lifecycle 2040	0.06%	Lifecycle 2015	0.06%
Lifecycle 2035	0.06%	Lifecycle 2010	0.06%
Lifecycle 2030	0.06%	Lifecycle Retirement	0.11%
Lifecycle 2025	0.06%

Expense reimbursements

The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, underlying fund expenses, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage fees, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other expenses not incurred in the ordinary course of the Portfolios’ business, and fees under any agreement or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolios in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B, 1.35% for Class C, 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4 and 0.25% for Class R5, for Lifecycle 2045, Lifecycle 2040, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2020, Lifecycle 2015 and Lifecycle 2010 and 0.69% for Class A, 1.39% for Class B, 1.39% for Class C, 1.24% for Class R, 0.99% for Class R1, 0.74% for Class R2, 0.89% for Class R3, 0.59% for Class R4, 0.29% for Class R5 for Lifecycle Retirement. These expense reimbursements shall continue in effect

Lifecycle Portfolios

until December 31, 2007, and thereafter until terminated by the Adviser on notice to JHF II. For the period ended August 31, 2007, the expense reductions amounted to the following and are reflected as a reduction of total expenses in the Statement of Operations:

				Expense Reimbursement by Class

Portfolio	Class A	Class B	Class C	Class R	Class R1	Class R2	Class R3	Class R4	Class R5	Class 1

Lifecycle 2045	$5,435	$3,858	$3,930	$14,401	$14,397	$14,401	$14,402	$14,398	$14,399	$25,754
Lifecycle 2040	4,065	3,784	3,767	14,318	14,317	14,339	14,347	14,318	14,330	27,041
Lifecycle 2035	3,876	3,546	3,618	14,037	14,037	14,045	14,036	14,037	14,055	26,485
Lifecycle 2030	3,800	3,520	3,499	13,954	13,948	13,949	13,948	13,949	13,949	24,763
Lifecycle 2025	3,546	3,329	3,349	13,780	13,780	13,783	13,800	13,781	13,783	22,199
Lifecycle 2020	3,869	3,341	3,254	13,706	13,705	13,709	13,713	13,706	13,994	22,726
Lifecycle 2015	3,794	3,510	3,350	13,887	13,887	13,893	13,887	13,888	13,888	24,067
Lifecycle 2010	4,350	3,540	3,687	14,159	14,160	14,161	14,160	14,162	14,162	27,295
Lifecycle Retirement	5,548	2,937	3,518	13,273	13,274	13,274	13,274	13,274	13,274	31,578

Fund administration fees

Pursuant to the Advisory Agreements, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the period ended August 31, 2007, were equivalent to the following annual effective rates of each Portfolio’s average daily net assets:

	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle
	2045	2040	2035	2030	2025	2020	2015	2010	Retirement

Annual Effective Rate	0.0034%	0.0035%	0.0035%	0.0033%	0.0034%	0.0034%	0.0034%	0.0038%	0.0043%

Distribution plans

The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolios. Accordingly, the Portfolios make monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 0.25%, 0.50%, 0.25% and 0.05% of average daily net assets of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly, National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolios have also adopted a Service Plan with respect to Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolios pay up to 0.25%, 0.25%, 0.25%, 0.15%, 0.10% and 0.05% of average daily net assets of Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

The Service Plan fees incurred for the period ended August 31, 2007 were equivalent to an annual effective rate of the fund’s average daily net assets as follows:

			Annual Effective Rate

Portfolio	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Lifecycle 2045	0.13%	0.17%	0.17%	0.10%	0.07%	0.03%
Lifecycle 2040	0.13%	0.17%	0.18%	0.10%	0.07%	0.03%
Lifecycle 2035	0.13%	0.17%	0.17%	0.10%	0.07%	0.03%
Lifecycle 2030	0.13%	0.17%	0.17%	0.10%	0.07%	0.03%
Lifecycle 2025	0.14%	0.17%	0.17%	0.11%	0.07%	0.03%
Lifecycle 2020	0.13%	0.17%	0.18%	0.10%	0.07%	0.03%
Lifecycle 2015	0.14%	0.17%	0.18%	0.10%	0.07%	0.03%
Lifecycle 2010	0.14%	0.17%	0.17%	0.10%	0.07%	0.03%
Lifecycle Retirement	0.14%	0.17%	0.17%	0.10%	0.07%	0.03%

Lifecycle Portfolios

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the period ended August 31, 2007:

	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle
	2045	2040	2035	2030	2025	2020	2015	2010	Retirement

Net sales charges	$10,290	$13,255	$9,171	$10,292	$15,386	$17,785	$16,989	$13,826	$75,720
Retained for printing
prospectuses, advertising
and sales literature	1,838	2,171	1,402	1,595	2,720	2,765	2,717	904	4,983
Sales commission to
unrelated broker-dealers	8,452	11,084	7,726	8,697	12,666	14,850	14,272	12,922	68,862
Sales commission to
affiliated sales personnel	—	—	43	—	—	170	—	—	1,875

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolios in connection with the sale of Class B and Class C shares. During the period ended August 31, 2007, CDSCs received by the Distributor amounted to $206 and $211 for Lifecycle 2040 and Lifecycle 2020, respectively, for Class B shares. There were no CDSCs received by the Distributor for Lifecycle 2045, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2015, Lifecycle 2010 and Lifecycle Retirement for Class B shares. There were no CDSCs received by the Distributor for Class C shares.

Transfer agent fees

The Portfolios have a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the Portfolios pay a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares average daily net assets. This agreement is effective until December 31, 2007. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Service has voluntarily agreed to further limit transfer agent fees for Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. For the year ended August 31, 2007, the transfer agent fee reductions amounted to the following and are reflected as a reduction of total expenses in the Statement of Operations:

	Transfer agent fee reduction by class

Portfolio	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Lifecycle 2045	$29	$28	$27	$23	$13	$13
Lifecycle 2040	34	21	30	22	18	30
Lifecycle 2035	29	29	28	19	14	30
Lifecycle 2030	29	28	25	19	18	14
Lifecycle 2025	30	31	30	22	18	24
Lifecycle 2020	31	25	25	22	18	25
Lifecycle 2015	25	24	24	15	13	14
Lifecycle 2010	22	19	15	15	14	13
Lifecycle Retirement	18	19	18	19	18	18

Signature Services reserves the right to terminate this limitation at any time.

Lifecycle Portfolios

Expenses under the agreements described above for the period ended August 31, 2007, were as follows:

		Distribution and	Transfer		Printing and
Portfolio	Share class	service fees	agent fees	Blue sky fees	postage fees

Lifecycle 2045	Class A	$1,232	$714	$2,244	$804
	Class B	967	149	2,244	249
	Class C	1,032	162	2,244	266
	Class R	813	75	12,808	243
	Class R1	612	73	12,808	242
	Class R2	387	73	12,808	243
	Class R3	554	69	12,808	243
	Class R4	290	59	12,808	242
	Class R5	31	58	12,808	242
	Class 1	2,939	—	—	—
	Total	$8,857	$1,432	$83,580	$2,774

Lifecycle 2040	Class A	$480	$277	$2,244	$342
	Class B	976	150	2,244	252
	Class C	939	143	2,244	246
	Class R	806	80	12,808	242
	Class R1	611	66	12,808	242
	Class R2	438	81	12,808	242
	Class R3	585	70	12,808	251
	Class R4	290	64	12,808	242
	Class R5	32	76	12,808	245
	Class 1	3,227	—	—	—
	Total	$8,384	$1,007	$83,580	$2,304

Lifecycle 2035	Class A	$628	$375	$2,244	$443
	Class B	1,188	193	2,244	275
	Class C	1,278	211	2,244	310
	Class R	805	74	12,808	242
	Class R1	611	74	12,808	242
	Class R2	393	75	12,808	245
	Class R3	548	64	12,808	241
	Class R4	290	59	12,808	242
	Class R5	32	77	12,808	249
	Class 1	5,314	—	—	—
	Total	$11,087	$1,202	$83,580	$2,489

Lifecycle 2030	Class A	$819	$503	$2,244	$498
	Class B	1,350	227	2,244	322
	Class C	1,392	234	2,244	304
	Class R	822	76	12,808	244
	Class R1	609	73	12,808	241
	Class R2	384	70	12,808	241
	Class R3	546	64	12,808	241
	Class R4	289	63	12,808	241
	Class R5	31	59	12,808	241
	Class 1	6,954	—	—	—
	Total	$13,196	$1,369	$83,580	$2,573

Lifecycle 2025	Class A	$652	$391	$2,244	$466
	Class B	1,322	220	2,244	319
	Class C	1,342	224	2,244	328
	Class R	801	75	12,808	240
	Class R1	607	76	12,808	240
	Class R2	386	76	12,808	242
	Class R3	615	72	12,808	252
	Class R4	287	63	12,808	240
	Class R5	31	69	12,808	242
	Class 1	9,874	—	—	—
	Total	$15,917	$1,266	$83,580	$2,569

Lifecycle Portfolios

		Distribution and	Transfer		Printing and
Portfolio	Share class	service fees	agent fees	Blue sky fees	postage fees

Lifecycle 2020	Class A	$1,219	$769	$2,173	$769
	Class B	1,691	294	2,244	371
	Class C	1,477	250	2,244	312
	Class R	799	76	12,808	239
	Class R1	603	70	12,808	239
	Class R2	399	72	12,808	241
	Class R3	560	68	12,808	243
	Class R4	287	63	12,808	239
	Class R5	53	112	12,808	425
	Class 1	9,775	—	—	—
	Total	$16,863	$1,774	$83,509	$3,078

Lifecycle 2015	Class A	$727	$442	$2,313	$484
	Class B	1,788	313	2,173	395
	Class C	1,239	203	2,173	295
	Class R	791	70	12,808	238
	Class R1	598	68	12,808	237
	Class R2	403	71	12,808	239
	Class R3	537	59	12,808	237
	Class R4	285	58	12,808	238
	Class R5	31	59	12,808	238
	Class 1	7,681	—	—	—
	Total	$14,080	$1,343	$83,507	$2,601

Lifecycle 2010	Class A	$713	$432	$2,313	$515
	Class B	921	140	2,173	241
	Class C	1,276	211	2,173	288
	Class R	782	66	12,808	236
	Class R1	594	63	12,808	236
	Class R2	374	59	12,808	236
	Class R3	533	59	12,808	236
	Class R4	282	58	12,808	236
	Class R5	31	57	12,808	236
	Class 1	3,822	—	—	—
	Total	$9,328	$1,145	$83,507	$2,460

Lifecycle Retirement	Class A	$2,960	$1,769	$2,620	$1,667
	Class B	1,619	279	2,244	366
	Class C	2,907	538	2,524	535
	Class R	774	62	12,808	233
	Class R1	588	63	12,808	233
	Class R2	372	62	12,808	234
	Class R3	528	63	12,808	233
	Class R4	279	62	12,808	234
	Class R5	30	62	12,808	234
	Class 1	12,041	—	—	—
	Total	$22,098	$2,960	$84,236	$3,969

4. Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5. Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Lifecycle Portfolios

6. Capital shares

Share activity for the Portfolios for the period ended August 31, 2007, was as follows:

Lifecycle 2045 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	124,259	$1,386,752
Distributions reinvested	235	2,410
Repurchased	(1,362)	(15,519)
Net increase	123,132	$1,373,643

Class B shares
Sold	13,076	$134,159
Distributions reinvested	223	2,290
Net increase	13,299	$136,449

Class C shares
Sold	13,755	$139,477
Distributions reinvested	224	2,290
Repurchased	(2)	(20)
Net increase	13,977	$141,747

Class R shares
Sold	10,833	$109,197
Distributions reinvested	222	2,282
Repurchased	(2)	(21)
Net increase	11,053	$111,458

Class R1 shares
Sold	10,116	$101,285
Distributions reinvested	227	2,325
Repurchased	(2)	(20)
Net increase	10,341	$103,590

Class R2 shares
Sold	10,429	$104,746
Distributions reinvested	231	2,368
Repurchased	(2)	(22)
Net increase	10,658	$107,092

Class R3 shares
Sold	10,529	$105,905
Distributions reinvested	229	2,342
Repurchased	(2)	(22)
Net increase	10,756	$108,225

Class R4 shares
Sold	10,000	$100,000
Distributions reinvested	233	2,393
Net increase	10,233	$102,393

Class R5 shares
Sold	10,000	$100,000
Distributions reinvested	238	2,444
Net increase	10,238	$102,444

Class 1 shares
Sold	2,141,873	$23,604,482
Distributions reinvested	1,110	11,381
Repurchased	(29,626)	(325,498)
Net increase	2,113,357	$23,290,365

Net increase	2,327,044	$25,577,406

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2040 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	53,068	$571,474
Distributions reinvested	218	2,240
Net increase	53,286	$573,714

Class B shares
Sold	14,639	$150,579
Distributions reinvested	206	2,121
Repurchased	(468)	(4,938)
Net increase	14,377	$147,762

Class C shares
Sold	11,420	$115,887
Distributions reinvested	206	2,121
Repurchased	(2)	(21)
Net increase	11,624	$117,987

Class R shares
Sold	10,337	$103,722
Distributions reinvested	206	2,112
Repurchased	(2)	(21)
Net increase	10,541	$105,813

Class R1 shares
Sold	10,032	$100,352
Distributions reinvested	210	2,155
Repurchased	(2)	(21)
Net increase	10,240	$102,486

Class R2 shares
Sold	24,799	$261,681
Distributions reinvested	214	2,198
Repurchased	(5)	(53)
Net increase	25,008	$263,826

Class R3 shares
Sold	12,679	$130,104
Distributions reinvested	211	2,172
Repurchased	(2)	(22)
Net increase	12,888	$132,254

Class R4 shares
Sold	10,002	$100,020
Distributions reinvested	216	2,223
Repurchased	(2)	(22)
Net increase	10,216	$102,221

Class R5 shares
Sold	10,269	$102,858
Distributions reinvested	221	2,275
Repurchased	(2)	(22)
Net increase	10,488	$105,111

Class 1 shares
Sold	2,375,526	$26,086,277
Distributions reinvested	1,157	11,882
Repurchased	(15,090)	(158,719)
Net increase	2,361,593	$25,939,440

Net increase	2,520,261	$27,590,614

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2035 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	61,634	$679,752
Distributions reinvested	156	1,608
Repurchased	(6,467)	(69,755)
Net increase	55,323	$611,605

Class B shares
Sold	35,972	$385,605
Distributions reinvested	144	1,488
Repurchased	(63)	(665)
Net increase	36,053	$386,428

Class C shares
Sold	22,044	$230,444
Distributions reinvested	144	1,488
Repurchased	(2)	(21)
Net increase	22,186	$231,911

Class R shares
Sold	10,258	$102,858
Distributions reinvested	143	1,480
Repurchased	(2)	(21)
Net increase	10,399	$104,317

Class R1 shares
Sold	10,056	$100,617
Distributions reinvested	147	1,522
Repurchased	(2)	(21)
Net increase	10,201	$102,118

Class R2 shares
Sold	13,697	$141,109
Distributions reinvested	152	1,565
Repurchased	(2)	(22)
Net increase	13,847	$142,652

Class R3 shares
Sold	10,002	$100,021
Distributions reinvested	149	1,539
Repurchased	(2)	(22)
Net increase	10,149	$101,538

Class R4 shares
Sold	10,000	$100,000
Distributions reinvested	154	1,591
Net increase	10,154	$101,591

Class R5 shares
Sold	10,622	$106,656
Distributions reinvested	159	1,642
Repurchased	(2)	(22)
Net increase	10,779	$108,276

Class 1 shares
Sold	3,619,334	$39,775,763
Distributions reinvested	2,233	23,067
Repurchased	(32,200)	(353,406)
Net increase	3,589,367	$39,445,424

Net increase	3,768,458	$41,335,860

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2030 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	104,649	$1,154,412
Distributions reinvested	209	2,144
Repurchased	(766)	(8,094)
Net increase	104,092	$1,148,462

Class B shares
Sold	27,333	$287,630
Distributions reinvested	197	2,024
Repurchased	(39)	(437)
Net increase	27,491	$289,217

Class C shares
Sold	50,632	$529,920
Distributions reinvested	197	2,024
Net increase	50,829	$531,944

Class R shares
Sold	11,832	$120,346
Distributions reinvested	196	2,016
Repurchased	(2)	(21)
Net increase	12,026	$122,341

Class R1 shares
Sold	10,080	$100,887
Distributions reinvested	201	2,059
Repurchased	(2)	(21)
Net increase	10,279	$102,925

Class R2 shares
Sold	12,892	$131,544
Distributions reinvested	205	2,102
Repurchased	(2)	(22)
Net increase	13,095	$133,624

Class R3 shares
Sold	10,079	$100,857
Distributions reinvested	202	2,076
Repurchased	(2)	(22)
Net increase	10,279	$102,911

Class R4 shares
Sold	10,002	$100,020
Distributions reinvested	207	2,127
Repurchased	(2)	(22)
Net increase	10,207	$102,125

Class R5 shares
Sold	10,000	$100,000
Distributions reinvested	212	2,178
Net increase	10,212	$102,178

Class 1 shares
Sold	4,625,239	$50,428,286
Distributions reinvested	3,380	34,640
Repurchased	(46,270)	(488,058)
Net increase	4,582,349	$49,974,868

Net increase	4,830,859	$52,610,595

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2025 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	60,756	$647,664
Distributions reinvested	191	1,958
Net increase	60,947	$649,622

Class B shares
Sold	23,983	$250,457
Distributions reinvested	179	1,838
Repurchased	(370)	(3,914)
Net increase	23,792	$248,381

Class C shares
Sold	21,270	$220,502
Distributions reinvested	179	1,838
Repurchased	(2)	(21)
Net increase	21,447	$222,319

Class R shares
Sold	10,312	$103,398
Distributions reinvested	178	1,830
Net increase	10,490	$105,228

Class R1 shares
Sold	10,040	$100,442
Distributions reinvested	183	1,873
Repurchased	(2)	(21)
Net increase	10,221	$102,294

Class R2 shares
Sold	10,622	$106,772
Distributions reinvested	187	1,915
Repurchased	(2)	(22)
Net increase	10,807	$108,665

Class R3 shares
Sold	16,965	$178,186
Distributions reinvested	184	1,890
Repurchased	(2)	(22)
Net increase	17,147	$180,054

Class R4 shares
Sold	10,002	$100,021
Distributions reinvested	189	1,941
Repurchased	(2)	(22)
Net increase	10,189	$101,940

Class R5 shares
Sold	10,190	$102,021
Distributions reinvested	194	1,993
Repurchased	(2)	(22)
Net increase	10,382	$103,992

Class 1 shares
Sold	6,225,701	$67,419,547
Distributions reinvested	4,892	50,143
Repurchased	(57,570)	(609,992)
Net increase	6,173,023	$66,859,698

Net increase	6,348,445	$68,682,193

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2020 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	142,559	$1,542,872
Distributions reinvested	173	1,775
Repurchased	(4,755)	(51,607)
Net increase	137,977	$1,493,040

Class B shares
Sold	57,441	$611,012
Distributions reinvested	161	1,655
Repurchased	(1,092)	(11,726)
Net increase	56,510	$600,941

Class C shares
Sold	56,913	$602,495
Distributions reinvested	161	1,655
Repurchased	(2)	(21)
Net increase	57,072	$604,129

Class R shares
Sold	10,928	$110,016
Distributions reinvested	161	1,647
Repurchased	(2)	(21)
Net increase	11,087	$111,642

Class R1 shares
Sold	10,000	$100,000
Distributions reinvested	165	1,690
Net increase	10,165	$101,690

Class R2 shares
Sold	19,640	$202,008
Distributions reinvested	169	1,732
Repurchased	(3)	(37)
Net increase	19,806	$203,703

Class R3 shares
Sold	11,529	$116,807
Distributions reinvested	167	1,707
Repurchased	(2)	(22)
Net increase	11,694	$118,492

Class R4 shares
Sold	10,002	$100,021
Distributions reinvested	172	1,758
Repurchased	(2)	(22)
Net increase	10,172	$101,757

Class R5 shares
Sold	24,951	$257,900
Distributions reinvested	177	1,809
Net increase	25,128	$259,709

Class 1 shares
Sold	6,122,505	$66,015,343
Distributions reinvested	4,746	48,643
Repurchased	(131,757)	(1,382,850)
Net increase	5,995,494	$64,681,136

Net increase	6,335,105	$68,276,239

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2015 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	78,279	$826,395
Distributions reinvested	176	1,794
Repurchased	(11)	(114)
Net increase	78,444	$828,075

Class B shares
Sold	43,663	$461,767
Distributions reinvested	164	1,674
Repurchased	(589)	(6,260)
Net increase	43,238	$457,181

Class C shares
Sold	24,475	$255,866
Distributions reinvested	164	1,674
Repurchased	(2)	(22)
Net increase	24,637	$257,518

Class R shares
Sold	10,245	$102,635
Distributions reinvested	163	1,666
Net increase	10,408	$104,301

Class R1 shares
Sold	10,006	$100,060
Distributions reinvested	167	1,708
Net increase	10,173	$101,768

Class R2 shares
Sold	15,897	$162,466
Distributions reinvested	171	1,751
Repurchased	(909)	(9,417)
Net increase	15,159	$154,800

Class R3 shares
Sold	10,000	$100,000
Distributions reinvested	169	1,725
Net increase	10,169	$101,725

Class R4 shares
Sold	10,000	$100,000
Distributions reinvested	174	1,777
Net increase	10,174	$101,777

Class R5 shares
Sold	10,000	$100,000
Distributions reinvested	179	1,828
Net increase	10,179	$101,828

Class 1 shares
Sold	5,361,809	$57,250,879
Distributions reinvested	2,570	26,262
Repurchased	(146,622)	(1,540,356)
Net increase	5,217,757	$55,736,785

Net increase	5,430,338	$57,945,758

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle 2010 Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	92,090	$965,714
Distributions reinvested	151	1,540
Repurchased	(29,153)	(309,869)
Net increase	63,088	$657,385

Class B shares
Sold	12,327	$124,735
Distributions reinvested	139	1,421
Repurchased	(2)	(21)
Net increase	12,464	$126,135

Class C shares
Sold	39,409	$405,423
Distributions reinvested	139	1,421
Repurchased	(2)	(22)
Net increase	39,546	$406,822

Class R shares
Sold	10,000	$100,000
Distributions reinvested	139	1,413
Net increase	10,139	$101,413

Class R1 shares
Sold	10,000	$100,000
Distributions reinvested	143	1,455
Net increase	10,143	$101,455

Class R2 shares
Sold	10,000	$100,000
Distributions reinvested	147	1,498
Net increase	10,147	$101,498

Class R3 shares
Sold	10,027	$100,273
Distributions reinvested	144	1,473
Net increase	10,171	$101,746

Class R4 shares
Sold	10,000	$100,000
Distributions reinvested	149	1,523
Net increase	10,149	$101,523

Class R5 shares
Sold	10,000	$100,000
Distributions reinvested	154	1,574
Net increase	10,154	$101,574

Class 1 shares
Sold	2,520,127	$26,611,731
Distributions reinvested	965	9,843
Repurchased	(115,877)	(1,235,555)
Net increase	2,405,215	$25,386,019

Net increase	2,581,216	$27,185,570

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

Lifecycle Retirement Portfolio
	Period ended 8-31-07[1]
	Shares	Amount

Class A shares
Sold	426,231	$4,425,214
Distributions reinvested	1,672	17,355
Repurchased	(14,393)	(150,201)
Net increase	413,510	$4,292,368

Class B shares
Sold	38,650	$399,558
Distributions reinvested	313	3,206
Repurchased	(1,449)	(15,078)
Net increase	37,514	$387,686

Class C shares
Sold	133,397	$1,381,684
Distributions reinvested	456	4,700
Repurchased	(2,165)	(22,143)
Net increase	131,688	$1,364,241

Class R shares
Sold	10,002	$100,020
Distributions reinvested	238	2,426
Repurchased	(2)	(20)
Net increase	10,238	$102,426

Class R1 shares
Sold	10,002	$100,020
Distributions reinvested	255	2,601
Repurchased	(2)	(20)
Net increase	10,255	$102,601

Class R2 shares
Sold	10,360	$103,687
Distributions reinvested	272	2,777
Repurchased	(1)	(14)
Net increase	10,631	$106,450

Class R3 shares
Sold	10,007	$100,073
Distributions reinvested	259	2,645
Repurchased	(2)	(21)
Net increase	10,264	$102,697

Class R4 shares
Sold	10,002	$100,020
Distributions reinvested	278	2,843
Repurchased	(2)	(21)
Net increase	10,278	$102,842

Class R5 shares
Sold	10,002	$100,020
Distributions reinvested	298	3,040
Repurchased	(2)	(21)
Net increase	10,298	$103,039

Class 1 shares
Sold	7,847,983	$80,813,062
Distributions reinvested	54,521	563,991
Repurchased	(1,541,863)	(15,951,117)
Net increase	6,360,641	$65,425,936

Net increase	7,005,317	$72,090,286

1Period from 10-30-06 (commencement of operations) to 8-31-07.

Lifecycle Portfolios

7. Investment transactions

The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the period ended August 31, 2007:

		Purchases	Sales and Maturities

Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers

Lifecycle 2045	—	$25,971,528	—	$413,463
Lifecycle 2040	—	27,878,578	—	306,435
Lifecycle 2035	—	41,856,484	—	532,467
Lifecycle 2030	—	53,169,155	—	564,464
Lifecycle 2025	—	69,450,508	—	707,277
Lifecycle 2020	—	69,970,825	—	1,733,046
Lifecycle 2015	—	59,922,905	—	1,801,682
Lifecycle 2010	—	29,123,332	—	1,799,557
Lifecycle Retirement	—	81,183,930	—	15,742,498

The cost of investments owned on August 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

				Net Unrealized
		Unrealized	Unrealized	Appreciation/
Portfolio	Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

Lifecycle 2045	$25,558,501	$201,914	($237,732)	($35,818)
Lifecycle 2040	27,572,521	281,348	(163,258)	118,090
Lifecycle 2035	41,324,764	536,356	(212,212)	324,144
Lifecycle 2030	52,605,481	547,005	(387,011)	159,994
Lifecycle 2025	68,745,212	822,028	(518,329)	303,699
Lifecycle 2020	68,238,884	776,984	(629,650)	147,334
Lifecycle 2015	58,122,955	515,133	(661,179)	(146,046)
Lifecycle 2010	27,327,049	298,020	(349,495)	(51,475)
Lifecycle Retirement	72,217,566	838,219	(842,912)	(4,693)

8. Federal income tax information

Federal income tax regulations may differ from generally accepted accounting principles, and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to losses deferred with respect to wash sales.

The tax-basis components of distributable earnings at August 31, 2007, were as follows:

	Undistributed	Undistributed Long	Capital Loss	Post-October
Portfolio	Ordinary Income	Term Capital Gains	Carryforward	Deferral

Lifecycle 2045	—	—	—	—
Lifecycle 2040	—	—	—	—
Lifecycle 2035	—	—	—	—
Lifecycle 2030	$5,299	—	—	—
Lifecycle 2025	65,297	—	—	—
Lifecycle 2020	140,985	—	—	—
Lifecycle 2015	185,162	—	—	—
Lifecycle 2010	148,262	—	—	—
Lifecycle Retirement	169,460	$51,620	—	—

The tax character of distributions paid during the period ended August 31, 2007, was as follows:

		Year Ended August 31, 2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total

Lifecycle 2045	$31,888	$637	—	$32,525
Lifecycle 2040	30,881	618	—	31,499
Lifecycle 2035	36,296	694	—	36,990
Lifecycle 2030	52,233	1,157	—	53,390
Lifecycle 2025	65,770	1,449	—	67,219
Lifecycle 2020	62,687	1,384	—	64,071
Lifecycle 2015	40,828	1,031	—	41,859
Lifecycle 2010	22,506	655	—	23,161
Lifecycle Retirement	607,108	—	—	607,108

Lifecycle Portfolios

At August 31, 2007, there were no capital loss carryforwards available to offset future realized gains.

In July 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Portfolios’ net assets, results of operations and financial statement disclosures.

9. Investment in affiliated underlying funds

The Portfolios invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. A summary of the Portfolios’ investments in affiliated funds during the period ended August 31, 2007, is set forth below:

		Beginning			Ending
	Affiliate —	Share	Shares	Shares	Share	Sale	Ending
Portfolio	Class NAV	Amount	Purchased	Sold	Amount	Proceeds	Value

Lifecycle 2045
	John Hancock Funds II
	Blue Chip Growth	—	37,074	570	36,504	$11,818	$765,488
	Capital Appreciation	—	71,806	917	70,889	9,805	765,599
	Core Equity	—	48,836	752	48,084	12,632	764,058
	Emerging Small Company	—	24,959	354	24,605	10,795	766,457
	Fundamental Value	—	44,203	651	43,552	11,535	764,766
	Index 500	—	458,219	9,343	448,876	99,770	4,847,859
	International Equity Index	—	137,921	1,760	136,161	38,957	3,064,977
	International Opportunities	—	53,482	704	52,778	13,192	1,021,782
	International Small Cap	—	31,969	566	31,403	13,398	770,309
	International Small Company	—	67,236	882	66,354	10,155	765,057
	International Value	—	52,712	922	51,790	17,826	1,020,255
	Large Cap Value	—	30,085	608	29,477	15,951	764,919
	Mid Cap Index	—	85,403	1,118	84,285	24,414	1,785,162
	Mid Cap Stock	—	47,640	653	46,987	12,110	894,158
	Natural Resources	—	36,928	729	36,199	30,215	1,534,476
	Small Cap Index	—	106,731	1,819	104,912	31,522	1,786,657
	Small Company Value	—	30,069	425	29,644	11,187	764,527
	Value & Restructuring	—	59,893	722	59,171	9,741	764,494
	Value	—	78,996	983	78,013	11,436	891,687

	John Hancock Funds III
	International Core	—	22,334	375	21,959	$17,005	$1,019,996

Lifecycle 2040
	John Hancock Funds II
	Blue Chip Growth	—	39,936	316	39,620	$6,280	$830,823
	Capital Appreciation	—	77,463	525	76,938	5,467	830,935
	Core Equity	—	52,556	338	52,218	5,491	829,747
	Emerging Small Company	—	26,892	219	26,673	6,388	830,860
	Fundamental Value	—	47,593	320	47,273	5,529	830,108
	Index 500	—	491,172	4,134	487,038	43,361	5,260,008
	International Equity Index	—	149,806	2,088	147,718	44,790	3,325,135
	International Opportunities	—	58,019	740	57,279	13,653	1,108,921
	International Small Cap	—	34,780	857	33,923	19,749	832,130
	International Small Company	—	72,965	895	72,070	9,833	830,971
	International Value	—	56,863	630	56,233	12,052	1,107,790
	Large Cap Value	—	32,356	374	31,982	9,475	829,941
	Mid Cap Index	—	92,386	919	91,467	18,916	1,937,275
	Mid Cap Stock	—	51,509	539	50,970	9,535	969,955
	Natural Resources	—	40,140	908	39,232	36,084	1,663,044
	Small Cap Index	—	114,916	1,176	113,740	20,113	1,937,001
	Small Company Value	—	32,437	267	32,170	6,861	829,672
	Value & Restructuring	—	64,958	705	64,253	8,880	830,152
	Value	—	85,409	676	84,733	7,376	968,496

	John Hancock Funds III
	International Core	—	24,218	372	23,846	$16,601	$1,107,647

Lifecycle Portfolios

	Affiliate —	Share	Shares	Shares	Share	Sale	Ending
Portfolio	Class NAV	Amount	Purchased	Sold	Amount	Proceeds	Value

Lifecycle 2035
	John Hancock Funds II
	Blue Chip Growth	—	60,156	657	59,499	$13,425	$1,247,687
	Capital Appreciation	—	116,745	1,206	115,539	12,783	1,247,826
	Core Equity	—	78,954	505	78,449	8,156	1,246,553
	Emerging Small Company	—	40,527	473	40,054	14,167	1,247,667
	Fundamental Value	—	71,869	862	71,007	15,216	1,246,890
	High Yield	—	42,473	492	41,981	5,054	414,351
	Index 500	—	741,560	9,109	732,451	97,868	7,910,470
	International Equity Index	—	225,193	3,110	222,083	67,980	4,999,091
	International Opportunities	—	76,775	983	75,792	18,331	1,467,333
	International Small Cap	—	52,570	1,053	51,517	24,515	1,263,718
	International Small Company	—	109,718	1,480	108,238	16,761	1,247,979
	International Value	—	74,854	941	73,913	18,414	1,456,083
	Large Cap Value	—	48,561	519	48,042	13,655	1,246,699
	Mid Cap Index	—	138,973	1,461	137,512	30,881	2,912,513
	Mid Cap Stock	—	77,609	933	76,676	16,911	1,459,151
	Natural Resources	—	60,840	1,568	59,272	64,252	2,512,540
	Small Cap Index	—	147,812	1,280	146,532	22,133	2,495,447
	Small Company Value	—	48,762	434	48,328	11,289	1,246,386
	Strategic Bond	—	36,346	432	35,914	5,099	414,451
	Value & Restructuring	—	97,849	1,338	96,511	17,590	1,246,920
	Value	—	128,891	1,595	127,296	18,174	1,454,989

	John Hancock Funds III
	International Core	—	36,262	435	35,827	$19,813	$1,664,164

Lifecycle 2030
	John Hancock Funds II
	Blue Chip Growth	—	75,850	633	75,217	$12,605	$1,577,298
	Capital Appreciation	—	122,608	985	121,623	10,344	1,313,533
	Core Equity	—	100,401	1,222	99,179	20,187	1,575,958
	Emerging Small Company	—	42,503	347	42,156	10,073	1,313,164
	Fundamental Value	—	90,253	481	89,772	8,211	1,576,394
	Index 500	—	986,174	9,737	976,437	101,737	10,545,525
	International Equity Index	—	286,046	4,145	281,901	89,347	6,345,589
	International Opportunities	—	84,126	712	83,414	13,165	1,614,895
	International Small Cap	—	44,940	577	44,363	13,008	1,088,227
	International Small Company	—	138,660	1,088	137,572	11,761	1,586,203
	International Value	—	80,909	826	80,083	15,842	1,577,633
	Large Cap Value	—	61,576	836	60,740	21,344	1,576,198
	Mid Cap Index	—	175,506	1,444	174,062	29,895	3,686,629
	Mid Cap Stock	—	83,939	745	83,194	13,031	1,583,175
	Natural Resources	—	77,097	1,583	75,514	63,127	3,201,038
	Real Estate Equity	—	48,550	72	48,478	860	524,531
	Real Return Bond	—	40,340	410	39,930	5,376	521,881
	Small Cap Index	—	187,964	2,508	185,456	42,558	3,158,317
	Small Company Value	—	51,231	352	50,879	9,099	1,312,181
	Strategic Bond	—	45,534	330	45,204	3,936	521,659
	Total Bond Market	—	52,581	497	52,084	4,994	521,880
	U.S. High Yield Bond	—	82,772	1,258	81,514	16,502	1,049,082
	Value & Restructuring	—	102,392	755	101,637	9,445	1,313,156
	Value	—	138,918	1,004	137,914	10,948	1,576,354

	John Hancock Funds III
	International Core	—	45,924	607	45,317	$27,070	$2,104,975

Lifecycle Portfolios

	Affiliate —	Share	Shares	Shares	Share	Sale	Ending
Portfolio	Class NAV	Amount	Purchased	Sold	Amount	Proceeds	Value

Lifecycle 2025
	John Hancock Funds II
	Blue Chip Growth	—	99,399	793	98,606	$15,813	$2,067,777
	Capital Appreciation	—	128,499	976	127,523	10,415	1,377,248
	Core Equity	—	131,642	1,575	130,067	26,058	2,066,772
	Emerging Small Company	—	44,601	371	44,230	10,990	1,377,758
	Fundamental Value	—	118,584	862	117,722	14,972	2,067,202
	High Income	—	65,266	571	64,695	6,447	686,410
	High Yield	—	211,428	1,948	209,480	20,277	2,067,570
	Index 500	—	1,354,053	11,788	1,342,265	124,337	14,496,464
	International Equity Index	—	341,980	3,923	338,057	83,539	7,609,658
	International Opportunities	—	108,919	1,519	107,400	27,721	2,079,264
	International Small Cap	—	57,997	1,028	56,969	22,987	1,397,442
	International Small Company	—	181,760	1,531	180,229	16,942	2,078,037
	International Value	—	105,993	742	105,251	14,206	2,073,442
	Large Cap Value	—	80,265	614	79,651	15,991	2,066,936
	Mid Cap Index	—	197,327	1,931	195,396	40,567	4,138,485
	Mid Cap Stock	—	92,327	1,211	91,116	21,606	1,733,930
	Natural Resources	—	82,794	920	81,874	34,020	3,470,639
	Real Estate Equity	—	64,955	880	64,075	9,697	693,289
	Real Return Bond	—	107,946	2,542	105,404	33,229	1,377,625
	Small Cap Index	—	246,570	3,549	243,021	61,473	4,138,652
	Small Company Value	—	53,813	432	53,381	11,479	1,376,689
	Strategic Bond	—	60,086	581	59,505	6,977	686,686
	Strategic Income	—	68,954	692	68,262	6,970	686,720
	Total Bond Market	—	69,821	1,270	68,551	12,765	686,878
	Total Return	—	50,784	829	49,955	11,400	686,887
	U.S. High Yield Bond	—	53,845	496	53,349	6,658	686,601
	Value & Restructuring	—	107,872	899	106,973	11,397	1,382,088
	Value		151,869	1,229	150,640	13,667	1,721,811

	John Hancock Funds III
	International Core	—	44,894	331	44,563	$14,677	$2,069,951

Lifecycle 2020
	John Hancock Funds II
	Blue Chip Growth	—	99,617	1,988	97,629	$39,933	$2,047,285
	Capital Appreciation	—	128,366	2,129	126,237	22,298	1,363,361
	Core Equity	—	87,279	1,742	85,537	28,067	1,359,190
	Emerging Small Company	—	33,442	637	32,805	18,868	1,021,877
	Fundamental Value	—	118,440	2,079	116,361	36,077	2,043,302
	Global Real Estate	—	61,154	1,117	60,037	13,376	682,625
	High Income	—	130,498	2,375	128,123	26,036	1,359,381
	High Yield	—	354,291	8,857	345,434	89,792	3,409,432
	Index 500	—	1,491,727	36,070	1,455,657	382,676	15,721,098
	International Equity Index	—	331,252	10,854	320,398	232,802	7,212,159
	International Opportunities	—	73,720	1,650	72,070	30,149	1,395,275
	International Small Cap	—	58,992	1,476	57,516	32,708	1,410,876
	International Small Company	—	122,615	3,709	118,906	41,064	1,370,985
	International Value	—	71,718	2,271	69,447	43,629	1,368,098
	Large Cap Value	—	80,983	2,251	78,732	57,697	2,043,094
	Mid Cap Index	—	165,417	4,156	161,261	86,498	3,415,517
	Mid Cap Stock	—	55,076	1,006	54,070	17,736	1,028,950
	Natural Resources	—	84,300	2,750	81,550	106,541	3,456,905
	Real Estate Equity	—	64,152	691	63,461	7,890	686,644
	Real Return Bond	—	161,497	5,151	156,346	66,838	2,043,448
	Small Cap Index	—	163,565	3,433	160,132	59,938	2,727,051
	Small Company Value	—	40,225	686	39,539	17,838	1,019,713
	Spectrum Income	—	65,623	1,433	64,190	15,011	675,921
	Strategic Bond	—	121,068	3,278	117,790	38,600	1,359,301
	Strategic Income	—	68,933	1,748	67,185	17,470	675,876
	Total Bond Market	—	69,486	2,013	67,473	20,098	676,076
	Total Return	—	101,905	3,011	98,894	41,154	1,359,794
	U.S. High Yield Bond	—	108,443	2,839	105,604	37,234	1,359,127
	Value & Restructuring	—	108,374	2,490	105,884	31,339	1,368,025
	Value	—	90,449	1,409	89,040	15,348	1,017,726

	John Hancock Funds III
	International Core	—	38,081	1,308	36,773	$58,341	$1,708,106

Lifecycle Portfolios

	Affiliate —	Share	Shares	Shares	Share	Sale	Ending
Portfolio	Class NAV	Amount	Purchased	Sold	Amount	Proceeds	Value

Lifecycle 2015
	John Hancock Funds II
	Blue Chip Growth	—	56,401	1,080	55,321	$21,967	$1,160,081
	Capital Appreciation	—	109,680	2,296	107,384	24,263	1,159,751
	Core Equity	—	74,783	2,036	72,747	33,004	1,155,944
	Emerging Small Company	—	18,848	230	18,618	6,791	579,954
	Fundamental Value	—	100,636	1,834	98,802	31,777	1,734,964
	Global Real Estate	—	103,854	1,407	102,447	16,855	1,164,825
	High Income	—	111,740	3,242	108,498	34,676	1,151,163
	High Yield	—	550,408	22,783	527,625	227,622	5,207,656
	Index 500	—	1,216,169	36,088	1,180,081	384,200	12,744,873
	International Equity Index	—	214,843	7,740	207,103	169,481	4,661,891
	International Opportunities	—	46,452	1,268	45,184	23,683	874,762
	International Small Cap	—	24,400	532	23,868	12,346	585,484
	International Small Company	—	104,546	3,370	101,176	38,167	1,166,555
	International Value	—	45,929	1,612	44,317	30,990	873,048
	Large Cap Value	—	45,582	1,000	44,582	25,489	1,156,894
	Mid Cap Index	—	84,156	1,962	82,194	40,981	1,740,866
	Mid Cap Stock	—	31,234	538	30,696	9,752	584,144
	Natural Resources	—	70,419	1,444	68,975	58,360	2,923,850
	Real Estate Equity	—	163,113	1,040	162,073	11,862	1,753,632
	Real Return Bond	—	186,423	9,599	176,824	124,489	2,311,095
	Small Cap Index	—	68,851	839	68,012	14,507	1,158,243
	Small Company Value	—	22,655	224	22,431	5,837	578,507
	Spectrum Income	—	113,204	3,886	109,318	40,642	1,151,117
	Strategic Bond	—	156,308	6,349	149,959	73,848	1,730,531
	Strategic Income	—	118,937	4,519	114,418	45,245	1,151,049
	Total Bond Market	—	242,489	11,837	230,652	117,600	2,311,137
	Total Return	—	87,641	3,905	83,736	53,262	1,151,367
	U.S. High Yield Bond		92,915	3,490	89,425	45,175	1,150,903
	Value & Restructuring	—	92,049	1,995	90,054	25,680	1,163,500
	Value	—	51,194	718	50,476	8,085	576,944

	John Hancock Funds III
	International Core	—	26,017	997	25,020	$45,047	$1,162,179

Lifecycle 2010
	John Hancock Funds II
	Blue Chip Growth	—	27,593	1,511	26,082	$31,503	$546,936
	Capital Appreciation	—	53,185	2,557	50,628	27,433	546,779
	Core Equity	—	18,008	878	17,130	14,745	272,191
	Fundamental Value	—	32,413	1,376	31,037	24,718	545,001
	Global Real Estate	—	75,340	2,983	72,357	35,803	822,701
	High Income	—	107,355	5,020	102,335	55,694	1,085,777
	High Yield	—	236,583	16,158	220,425	164,542	2,175,591
	Index 500	—	537,861	32,861	505,000	359,658	5,454,000
	International Equity Index	—	85,301	6,019	79,282	136,269	1,784,631
	International Opportunities	—	14,990	791	14,199	15,099	274,893
	International Small Cap	—	11,959	706	11,253	17,154	276,029
	International Small Company	—	25,222	1,394	23,828	16,389	274,739
	International Value	—	14,825	904	13,921	18,108	274,242
	Investment Quality Bond	—	49,279	3,011	46,268	35,008	540,874
	Large Cap Value	—	22,049	1,048	21,001	28,186	544,975
	Mid Cap Index	—	27,097	1,287	25,810	27,954	546,657
	Natural Resources	—	28,110	2,107	26,003	89,900	1,102,267
	Real Estate Equity	—	106,224	4,727	101,497	54,596	1,098,196
	Real Return Bond	—	112,214	8,157	104,057	105,579	1,360,026
	Small Cap Index	—	33,719	1,682	32,037	30,035	545,589
	Spectrum Income	—	81,924	4,670	77,254	49,212	813,487
	Strategic Bond	—	100,694	6,598	94,096	77,249	1,085,872
	Strategic Income	—	86,430	5,575	80,855	55,975	813,398
	Total Bond Market	—	206,132	15,966	190,166	158,497	1,905,463
	Total Return	—	41,880	2,537	39,343	34,449	540,966
	U.S. High Yield Bond	—	90,138	5,790	84,348	76,329	1,085,560
	Value & Restructuring	—	44,748	2,331	42,417	31,306	548,023

	John Hancock Funds III
	International Core	—	9,444	602	8,842	$28,170	$410,711

Lifecycle Portfolios

	Affiliate —	Share	Shares	Shares	Share	Sale	Ending
Portfolio	Class NAV	Amount	Purchased	Sold	Amount	Proceeds	Value

Lifecycle Retirement
	John Hancock Funds II
	Core Equity	—	207,294	25,380	181,914	$419,614	$2,890,619
	Emerging Small Company	—	13,577	13,577	—	408,913	—
	Fundamental Value	—	189,374	24,604	164,770	438,378	2,893,367
	Global Bond	—	234,847	41,426	193,421	600,963	2,858,762
	Global Real Estate	—	298,352	42,058	256,294	503,766	2,914,062
	High Income	—	400,238	61,512	338,726	676,889	3,593,881
	High Yield	—	382,120	91,491	290,629	948,136	2,868,505
	Index 500	—	724,008	120,500	603,508	1,301,705	6,517,889
	International Equity Index	—	114,930	17,820	97,110	397,006	2,185,957
	International Small Cap	—	35,783	6,004	29,779	143,537	730,471
	International Small Company	—	150,314	23,908	126,406	276,868	1,457,457
	International Value	—	42,884	6,048	36,836	119,091	725,676
	Investment Quality Bond	—	338,569	89,821	248,748	1,043,115	2,907,869
	Natural Resources	—	64,723	30,029	34,694	1,286,565	1,470,679
	Real Estate Equity	—	240,694	38,282	202,412	456,321	2,190,099
	Real Return Bond	—	680,759	128,339	552,420	1,664,740	7,220,134
	Small Cap Index	—	111,845	26,835	85,010	474,962	1,447,723
	Small Company Value	—	32,016	3,997	28,019	106,525	722,615
	Spectrum Income	—	238,356	33,655	204,701	354,990	2,155,507
	Strategic Bond	—	216,250	29,501	186,749	346,118	2,155,078
	Strategic Income	—	292,138	41,956	250,182	421,855	2,516,830
	Total Bond Market	—	496,510	134,203	362,307	1,334,461	3,630,312
	Total Return	—	380,619	90,371	290,248	1,230,368	3,990,903
	U.S. High Yield Bond	—	323,676	44,614	279,062	590,079	3,591,532

	John Hancock Funds III
	International Core	—	18,209	2,621	15,588	$121,180	$724,063

Lifecycle Portfolios

Auditors report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds (identified in Note 1) comprising John Hancock Funds II (the “Trust”) at August 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

Lifecycle Portfolios

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended August 31, 2007.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Lifecycle 2045	$637
Lifecycle 2040	618
Lifecycle 2035	694
Lifecycle 2030	1,157
Lifecycle 2025	1,449
Lifecycle 2020	1,384
Lifecycle 2015	1,031
Lifecycle 2010	655
Lifecycle Retirement	—

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolios’ dividend distribution that qualifies under tax law. The percentage of the Portfolios’ fiscal 2007 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Dividend Received
Portfolio	Deductions
Lifecycle 2045	100.00%
Lifecycle 2040	100.00%
Lifecycle 2035	100.00%
Lifecycle 2030	100.00%
Lifecycle 2025	100.00%
Lifecycle 2020	100.00%
Lifecycle 2015	100.00%
Lifecycle 2010	100.00%
Lifecycle Retirement	87.45%

The Portfolios hereby designate the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Lifecycle

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust
(since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm)(since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006). Director of the following publicly traded companies:
Stifel Financial (since 1996); and Connecticut River Bancorp, Director (since 1998).
Trustee of John Hancock Trust (since 2004) and John Hancock Funds III (since 2005).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since
June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company
(U.S.A) (prior to 2004).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

Lifecycle Portfolios

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Keith F. Hartstein[2], Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive
Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc.
(since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since
2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds
III, John Hancock Trust,; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman,
Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief
Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[2], Born: 1955	2007

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and
Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (June 2007-Present);
Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock
Trust (June 2007 to Present); Director, Executive Vice President, and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial
Officer, John Hancock Investment Management Services, LLC (since 2005), Vice President and Chief Financial
Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust
(2005-June 2007 ); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005);
Vice President, Operations Manulife Wood Logan (2000-2004).

Charles A. Rizzo, Born: 1959	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (June 2007-Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing Director and Treasurer
of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche
Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

Francis V. Knox, Jr.[2], Born: 1947	2005

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser
and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II,
John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity
Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon M. Shone[2], Born: 1956	2005

Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice
President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock Investment
Management Services, LLC and John Hancock Advisers, LLC (since 2006), The Manufacturers Life Insurance
Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[2], Born: 1955	2006

Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief
Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Funds III and Chief Legal Officer
and Assistant Secretary of John Hancock Trust (since 2006); Vice President and Associate General Counsel for
Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series
Investment Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004);
Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2Affiliated with the investment adviser.

3 Non-Independent Trustee: holds positions with affiliates of the Fund’s investment adviser.

Lifecycle Portfolios

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

► A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

► Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

► Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For immediate insight and answers,
turn to www.jhfunds.com

Discover the new and improved www.jhfunds.com.

■ View accounts, statements and fund information.

■ Access college and retirement planning calculators and investment education.

■ Gain investment ideas, expand your knowledge and become a more informed investor.

This is just the beginning of how much you can do.

Now is the ideal time to experience our Web site that received the following recognition in 2006:

“Best Innovation: Redesigned Web Site” by the Mutual Fund Education Alliance.

“Outstanding Web Site” by the Web Marketing Association.

“Creative excellence on the Web, Silver Award winner” by W3.

Discover convenience and comprehensive resources at one easy-to-access location. Your financial professional can steer you to the tools that will help you the most and enable you to transform your knowledge into action.

See how far www.jhfunds.com can take you!

For more information

The Portfolios’ proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Portfolios’ Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Preston Gates Ellis LLP
601 Congress Street	Boston, MA 02111	1 Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Subadviser	John Hancock Signature	Independent registered
MFC Global Investment	Services, Inc.	public accounting firm
Management (U.S.A.) Limited	1 John Hancock Way,	PricewaterhouseCoopers LLP
200 Bloor Street East	Suite 1000	125 High Street
Toronto, Ontario, Canada	Boston, MA 02217-1000	Boston, MA 02110
M4W 1E5

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971 for JHF II and File # 811-21777, CIK 0003129954 for JHF III.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	Mutual Fund Operations
	Signature Services, Inc.	John Hancock
	1 John Hancock Way, Suite 1000	Signature Services, Inc.
	Boston, MA 02217-1000	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-888-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

John Hancock Family of Funds

EQUITY	INTERNATIONAL/GLOBAL
Balanced Fund	Global Opportunities Fund
Classic Value Fund	Global Shareholder Yield Fund
Classic Value Fund II	Greater China Opportunities Fund
Classic Value Mega Cap Fund	International Allocation Portfolio
Core Equity Fund	International Classic Value Fund
Growth Fund	International Core Fund
Growth Opportunities Fund	International Growth Fund
Growth Trends Fund
Intrinsic Value Fund	INCOME
Large Cap Equity Fund	Bond Fund
Large Cap Select Fund	Government Income Fund
Mid Cap Equity Fund	High Yield Fund
Multi Cap Growth Fund	Investment Grade Bond Fund
Small Cap Equity Fund	Strategic Income Fund
Small Cap Fund
Small Cap Intrinsic Value Fund	TAX-FREE INCOME
Sovereign Investors Fund	California Tax-Free Income Fund
U.S. Core Fund	High Yield Municipal Bond Fund
U.S. Global Leaders Growth Fund	Massachusetts Tax-Free Income Fund
Value Opportunities Fund	New York Tax-Free Income Fund
Tax-Free Bond Fund
ASSET ALLOCATION
MONEY MARKET
Lifecycle 2010 Portfolio	Money Market Fund
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	CLOSED-END
Lifecycle 2025 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2030 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2035 Portfolio	Income Securities Trust
Lifecycle 2040 Portfolio	Investors Trust
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund II
Lifecycle Retirement Portfolio	Preferred Income Fund
Lifestyle Aggressive Portfolio	Preferred Income II Fund
Lifestyle Balanced Portfolio	Preferred Income III Fund
Lifestyle Conservative Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Growth Portfolio	Tax-Advantaged Global Shareholder Yield Fund
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

John Hancock
the future is yours

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifecycle Portfolios.

LC00A 8/07
10/07

JOHN HANCOCK

Funds II

8.31.2007 **Annual Report**

John Hancock

MUTUAL FUNDS

John Hancock Funds II

President’s Message

To Our Shareholders:

Volatility returned to the U.S. stock market in the 12-month period ended August 31, 2007; however, stocks still posted a strong gain of 15.13%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2007. They are subject to change at any time.

2

John Hancock Funds II

Annual Report — Table of Contents

Manager’s Commentary and Fund Performance (See below for each Fund’s page #)	4
Shareholder Expense Example	63
Statements of Assets and Liabilities	69
Statements of Operations	84
Statements of Changes in Net Assets	99
Financial Highlights	109
Portfolio of Investments (See below for each Fund’s page #)	120
Notes to Financial Statements	412
Report of Independent Registered Public Accounting Firm	462
Federal Tax Information	463
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	464
Appendix A	467
Trustees and Officers Information	486

Manager’s Commentary &		Portfolio of	Manager’s Commentary &		Portfolio of
Fund	Portfolio Performance	Investments	Fund	Portfolio Performance	Investments
Absolute Return Portfolio	5	120	Mid Cap Stock Fund	34	283
Active Bond Fund	6	120	Mid Cap Value Fund	35	285
All Cap Core Fund	7	136	Mid Cap Value Equity Fund	36	287
All Cap Growth Fund	8	139	Natural Resources Fund	37	289
All Cap Value Fund	9	140	Quantitative All Cap Fund	38	290
Blue Chip Growth Fund	10	143	Quantitative Mid Cap Fund	39	292
Capital Appreciation Fund	11	145	Quantitative Value Fund	40	294
Core Bond Fund	12	146	Real Estate Equity Fund	41	296
Core Equity Fund	13	156	Real Estate Securities Fund	42	296
Emerging Growth Fund	14	157	Real Return Bond Fund	43	297
Emerging Markets Value Fund	15	159	Small Cap Fund	44	300
Emerging Small Company Fund	16	171	Small Cap Index Fund	45	301
Equity-Income Fund	17	173	Small Cap Opportunities Fund	46	320
Fundamental Value Fund	18	175	Small Company Fund	47	323
Global Bond Fund	19	177	Small Company Growth Fund	48	327
Global Real Estate Fund	20	186	Small Company Value Fund	49	329
High Income Fund	21	189	Special Value Fund	50	332
High Yield Fund	22	193	Spectrum Income Fund	51	333
Index 500 Fund	23	203	Strategic Bond Fund	52	362
International Equity Index Fund	24	210	Strategic Income Fund	53	372
International Opportunities Fund	25	231	Total Bond Market Fund	54	378
International Small Cap Fund	26	233	Total Return Fund	55	380
International Small Company Fund	27	235	U.S. Global Leaders Growth Fund	56	387
International Value Fund	28	259	U.S. Government Securities Fund	57	388
Investment Quality Bond Fund	29	261	U.S. High Yield Bond Fund	58	391
Large Cap Fund	30	271	U.S. Multi Sector Fund	59	399
Large Cap Value Fund	31	273	Value Fund	60	406
Mid Cap Index Fund	32	275	Value & Restructuring Fund	61	407
Mid Cap Intersection Fund	33	281	Vista Fund	62	409

3

John Hancock Funds II

Manager’s Commentary and Fund Performance

Fund Performance

In the following pages we have set forth information regarding the performance of each Fund of the John Hancock Funds II (the “trust”). There are several ways to evaluate a Fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds are still in their first year of operation so a full year of past performance is not available.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Fund’s inception if less than the applicable period). An average annual total return takes the Fund’s cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) that invest in the Fund. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life or ten-year period of each Fund, whichever is shorter. Each Fund’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Fund operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Fund invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Fund’s performance during the period ended August 31, 2007. The views expressed are those of the portfolio manager as of August 31, 2007, and are subject to change based on market and other conditions. Information about a Fund’s holdings, asset allocation or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Funds are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Funds, see the Fund prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.” “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Absolute Return Portfolio

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and James Robertson

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum real return, consistent with preservation of capital and prudent investment management.

Sector Weighting*	% of Total

U.S. Large Cap	16.80
Multi-Sector Fund	13.11
High Yield Bond	12.95
Treasury Inflation-Protected Securities	10.35
Real Estate	6.86
Intermediate Bond	6.06
International Small Cap	5.46
Long Term Bond	5.11
Global Bond	3.12

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Absolute Return Class A returned 8.72%, outperforming the 4.45% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and the 7.47% return of the CPI +5%.

Environment ► U.S. equity markets followed an upward trend for most of the period, supported by strong earnings growth. After reaching a new high in July, the S&P 500 Index pulled back significantly, wiping out much of its year-to-date gains. The volatility was in response to increasing delinquency rates in the U.S. subprime mortgage market and the broader consequences affecting credit markets. The deterioration of the U.S. subprime market triggered fears of a global liquidity crisis, causing heightened volatility within equity markets. Central banks around the world injected much needed liquidity into the financial system.

Overseas markets performed in line with that of the U.S. on a local currency basis, as growth in Asian and Eurozone economies remained strong. China continues to be a key driver of global economic growth, as its economy grows by more than 10% a year. Concerns over an overheated Chinese economy driving up inflation raise the issue of a more effective tightening by Chinese officials which could hold back global growth.

During the course of the year, there had been much debate as to whether the slowing U.S. economy was headed toward a hard or soft landing. While it appears that a soft landing has been engineered, recent economic releases indicate the possibility of greater weakness. In light of a decline in recent jobs numbers, the odds have shifted higher toward economic weakness.

Outlook ► We believe the U.S. economy, while slowing, should continue to grow by at least 2% annually, with moderate inflation. The Fed has started to ease which previously has caused markets to rally strongly. Yields on government securities have fallen and spreads have widened as a result of a flight to quality and a higher risk premium. We expect this to partially reverse as confidence returns to debt markets.

Within the portfolio we have been underweight in equities, commodities and REITs, in favor of fixed income. We reduced our exposure to commodities, locking in gains after the run-up in prices into May. We are prepared to increase our equity exposure, looking for attractive entry points on market weakness as we advance through the seasonally weak September/October period.

PERFORMANCE TABLE[1,4]	Average Annual Total Returns					Cumulative Total Returns

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Absolute Return Class A (began 6/26/06)	8.72%	—	—	11.06%	8.72%	—	—	13.28%
Absolute Return Class B (began 6/26/06)	7.96%	—	—	10.23%	7.96%	—	—	12.27%
Absolute Return Class C (began 6/26/06)	7.96%	—	—	10.23%	7.96%	—	—	12.27%
Absolute Return Class 1 (began 6/26/06)	8.98%	—	—	11.28%	8.98%	—	—	13.56%
Lehman Brothers U.S. TIPS 1-10 Year Index[3,5,7]	4.45%	—	—	6.47%	4.45%	—	—	7.74%
CPI +5%[3,6,7]	7.47%	—	—	7.56%	7.47%	—	—	8.90%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since June 26, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Absolute Return Portfolio expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Lehman Brothers U.S. TIPS 1-10 Year Index is an unmanaged index which consists of Inflation-Protection securities issued by the U.S.Treasury.The stocks in this index must have at least one year to final maturity, have at least $250 million par amount outstanding and be rated investment-grade (Baa3/BBB– or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.

6 The CPI + 5% benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index.This index reflects non-seasonably adjusted returns.The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation in U.S. consumer prices as determined by the U.S. Department of Labor Statistics.There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in an index.

7 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

5

Active Bond Fund

Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, James E. Shallcross, Barry H. Evans, Howard C. Greene and Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks income and capital appreciation by investing at least 80% of its net assets in a diversified mix of debt securities and instruments.

Sector Weighting*	% of Total

Government	37.33
Mortgage Securities	31.49
Financial	12.56
Asset Backed Securities	4.52
Communications	4.05
Utilities	2.44
Energy	2.25
Consumer, Non-cyclical	1.54
Consumer, Cyclical	1.52
Industrial	0.78

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

MFC Global Investment Management (U.S.), LLC

Environment ► The year ended August 31, 2007 saw a market of relative calm give way to rising turbulence. Ten-year Treasury yields traded within a narrow band - from 4.40% to 4.80% - from August 2006 through May 2007. The yield rose to 5.3% in June, before subprime and housing market concerns fueled a Treasury rally that brought yields down to 4.53% at period end. In spite of ongoing restrictive monetary policy, the economy remained strong during the year. More importantly, inflation had yet to fall below the 2.0% threshold targeted by the Federal Reserve before it would consider lowering the federal funds rate from 5.25% .

As the mortgage crisis unfolded, investors began to anticipate a weaker economy and the Fed responded by cutting its overnight lending rate to banks. In the spring, the long period of outperformance by the credit and mortgage markets ended, as risk premiums began to increase slowly, and then moved sharply higher during July and August, which weakened valuations in non-Treasury bond sectors. The credit markets also lost liquidity, which pressured spreads wider.

The Fund benefited from the steeper yield curve and from various sectors within the credit and mortgage market.

Outlook ► We expect the economy will avoid recession, thanks to this monetary stimulus and the relatively stronger global economy. We continue to be positioned fairly conservatively. We recently began to increase exposure to corporate bonds, based on investment grade yields that are about 60 basis points higher, relative to Treasuries, than a few months ago, and high-yield spreads that have roughly doubled since March. We will likely continue to see heightened volatility over the next few months, but will invest where we think valuations have adjusted to reflect current market conditions.

Declaration Management & Research, LLC

Environment ► Interest rates and fixed-income sectors dramatically changed course during the year. Steady economic growth, modest inflation, range-bound interest rates, low volatility and rising equity markets characterized 2006. Entering 2007, the general market uneasiness mounted over slower economic growth offset by the Federal Reserve’s steadfast concern over rising inflation. Interest rates rose sharply in the second quarter, as the market reassessed the Fed’s firm stance on inflation. Concerns over credit risk began surfacing, with weakness in the subprime mortgage market. Increasing mortgage delinquencies and defaults took center stage. The mortgage problem rippled through fixed-income sectors and the market revalued risk for bank loans, corporate debt and commercial real estate.

Fixed-income sectors severely underperformed U.S. Treasuries, especially in July and August. Mortgage securities performed the worst, with riskier bonds significantly declining in valuation. Corporate debt spreads materially widened, as the credit crunch raised concerns over future economic growth.

The Fund underperformed its benchmark as the credit revaluation erased all of the Fund’s positive performance. The underperformance came from systematic widening across fixed income sectors, rather than fundamental weakness with any one position. The portfolio remained overweight to credit and had more exposure to bank, brokerage and insurance issuers than the benchmark. The Fund had minimal allocation to mortgage companies, but the overall financial exposure underperformed relative to the benchmark. The mortgage position was the main underperformer. Overall, the portfolio maintained an overweight to residential mortgage asset-backed securities and to commercial mortgage bonds.

The portfolio holds a small weighting to AAA sub-prime mortgage bonds, which are performing well and maintain significant enhancement. The commercial mortgage position detracted the most from performance. The portfolio holds mainly AAA securities, with all bonds performing.

Outlook ► The risk of recession has risen recently and presents the Fed with a dilemma. Economic growth is expected to slow, yet consumers have been resilient and inflation remains elevated. We expect fixed income sectors to remain volatile for the balance of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Active Bond Class 1 (began 10/15/05)	4.38%	—	—	3.76%	4.38%	—	—	7.18%
Active Bond Class NAV (began 10/27/05)	4.34%	—	—	4.02%	4.34%	—	—	7.56%
Lehman Brothers Aggregate Bond Index (10/15/05)[3,4,5]	5.26%	—	—	4.59%	5.26%	—	—	8.81%
Lehman Brothers Aggregate Bond Index (10/27/05)[3,4,5]	5.26%	—	—	4.87%	5.26%	—	—	9.18%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadvisers have managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

6

All Cap Core Fund

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Julie Abbett, Jin Chen and Robert Wang

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

Sector Weighting*	% of Total

Financial	18.69
Consumer, Non-cyclical	14.56
Energy	11.81
Technology	11.20
Industrial	8.81
Communications	8.66
Consumer, Cyclical	8.03
Basic Materials	4.89
Utilities	2.64

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the All Cap Core Class NAV returned +11.93%, underperforming the +14.94% return of the Russell 3000 Index.

Environment ► Despite a significant increase in market volatility throughout July and August, U.S. equities performed well overall. Robust global growth and better-than-expected corporate profits provided a positive underpinning for stock prices. In addition, heavy buying activity by private equity firms — which purchase the stock of public companies at a premium in order to take them private —boosted the shares of companies that were purchased as well as those viewed as potential acquisition targets. These factors helped the market to rise steadily from October 2006 through mid-July 2007, except for a brief sell-off in early March.

The environment suddenly took a turn for the worse in mid-July. However, when deterioration in housing prices and rising defaults among subprime mortgage holders caused credit markets to freeze up. Investors rapidly grew more risk-averse, leading to a sell-off across virtually all asset classes.

The Fund underperformed its benchmark during the year. Stocks within the Materials, Energy and Telecommunications Services sectors have contributed most to relative performance. The largest detractor from relative performance was the Technology Hardware & Equipment industry group.

Outlook ► Equity markets have been buffeted by the recent loss of risk appetites and by increasing concerns about credit risk, the health of the financial sector and potential broader effects to the broader economy. Our view that the economy will weather the storm without undue weakening remains generally supportive of equities. Equity valuations look reasonable. However, downside risks to the economy have increased. We believe profit growth is likely to slow further because profit margins are apt to narrow. Productivity growth remains cyclically sluggish while labor compensation catches up to the robust productivity gains of previous years. Competitive pressures are preventing firms from passing the full rise in unit labor costs through to prices.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

All Cap Core Class NAV (began 4/28/06)	11.93%	—	—	8.11%	11.93%	—	—	11.03%
Russell 3000 Index[3,4,5]	14.94%	—	—	10.31%	14.94%	—	—	14.07%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

7

All Cap Growth Fund

Subadviser: AIM Capital Management, Inc.
Portfolio Managers: Lanny H. Sachnowitz, Kirk L. Anderson, James G. Birdsall and Robert J. Lloyd

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing the Fund’s assets primarily in common stocks of companies that are believed to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

Sector Weighting*	% of Total

Consumer, Non-cyclical	20.36
Industrial	19.16
Technology	16.68
Communications	13.95
Consumer, Cyclical	9.32
Financial	8.74
Energy	5.98
Basic Materials	1.30

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the All Cap Growth Class NAV returned +17.46%, in line with the +17.58% return of the Russell 3000 Growth Index.

Environment ► Domestic equities posted solid returns during the period, despite volatility that began mid-July and extended through August. Strong economic growth, favorable corporate earnings results, and increased merger and acquisition activity drove equity markets, offsetting high energy prices, the slowing housing market and sub-prime loan worries late in the period. In this environment, large-, mid- and small-cap stocks all had double-digit returns, with mid-caps outperforming large-and small-cap stocks. Additionally, growth stocks outperformed value stocks.

During the period, the Fund posted positive returns, but slightly underperformed its benchmark, the Russell 3000 Growth Index. Relative performance was strongest in three sectors — Industrials, Telecommunication Services, and Energy. Performance in the Industrials sector was driven by stock selection across several industries, including aerospace and defense, industrial conglomerates and electrical equipment. In Telecommunication Services, performance was aided by stock selection and an overweight position in wireless telecommunication stocks, an area that performed well during the period. Strong performance in the Energy sector primarily came from stock selection in the energy equipment and services industry.

The Fund’s weakest performance relative to its benchmark index came from the Consumer Discretionary and Financials sectors. Underperformance in these two sectors was driven by both stock selection and overweight positions.

Outlook ► The Fund maintains a disciplined strategy of selecting the best investment opportunities based on earnings, quality and valuation. We are positioned for what we believe will be a rebound for growth stocks. Global valuations have converged in recent years, resulting in little disparity in valuation between growth and value stocks. Current valuations suggest little premium is being paid for high-quality growth stocks. As a result, we expect companies that grow faster than expected and that deliver superior returns on capital will outperform, especially as global economic growth could moderate in the face of higher interest rates.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-Year	5-Year	10-year	inception	1-year	5-Year	10-year	inception[2]

All Cap Growth Class 1 (began 10/15/05)	17.41%	—	—	12.37%	17.41%	—	—	24.51%
All Cap Growth Class NAV (began 10/15/05)	17.46%	—	—	12.43%	17.46%	—	—	24.64%
Russell 3000 Growth Index[3,4,5]	17.58%	—	—	12.78%	17.58%	—	—	25.36%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

8

All Cap Value Fund

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch and Howard E. Hansen

INVESTMENT OBJECTIVE & POLICIES ► To seek capital appreciation by investing in equity securities of U.S. and multinational companies that are believed to be undervalued in all capitalization ranges.

Sector Weighting*	% of Total

Industrial	23.59
Consumer, Non-cyclical	15.85
Energy	14.24
Basic Materials	11.09
Communications	9.39
Financial	9.25
Technology	5.34
Consumer, Cyclical	4.25
Utilities	3.85

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the All Cap Value Class NAV returned +12.62%, outperforming the +12.31% return of the Russell 3000® Value Index.

Environment ► For the 12 months ended August 31, 2007, large-cap stocks outperformed both mid- and small-cap stocks within the Russell 3000 Value Index. Stock selection within the mid-cap segment was the largest contributor to performance, while stock selection within the large-cap segment detracted. The portfolio’s weighting in large-cap stocks ($10+ billion capitalization) was 59% on average. Exposure to mid-cap stocks ($2-$10 billion) was 31% and the small-cap allocation (below $2 billion) was 4% of the portfolio.

The portfolio’s relative underweight within the Financial Services sector was the largest contributor to performance, particularly within regional banks and real estate investment trusts. By maintaining a significant underweight, the portfolio avoided risks associated with the credit crisis arising from sub-prime mortgage problems. Positive stock selection within the “other” sector, comprised of multi-sector companies, also contributed to relative portfolio performance. Stock selection within Producer Durables was another significant contributor driven by increased demand from Utilities and strength in industrial end markets.

The largest detractor from performance was a relative underweight within the Integrated Oils sector, which was the strongest performing sector during the period. Stock selection within the Utilities sector was another significant detractor.

Outlook ► We feel that rising market volatility has given us the opportunity to take advantage of valuation discrepancies in the market. Our focus continues to be protecting assets from weak areas while investing in companies that we believe can grow earnings in a slowing economic environment through new products and restructuring.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

All Cap Value Class 1 (began 10/15/05)	12.64%	—	—	14.57%	12.64%	—	—	29.12%
All Cap Value Class NAV (began 10/15/05)	12.62%	—	—	14.58%	12.62%	—	—	29.16%
Russell 3000 Value Index[3,4,5]	12.31%	—	—	15.92%	12.31%	—	—	32.00%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indexes.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

9

Blue Chip Growth Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES ► To provide long-term growth of capital with current income as a second objective. The Fund invests at least 80% of its net assets in common stocks of large- and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

Sector Weighting*	% of Total

Financial	18.17
Communications	16.96
Consumer, Non-cyclical	16.88
Technology	15.5
Industrial	9.80
Consumer, Cyclical	9.33
Energy	8.17
Basic Materials	1.95

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Blue Chip Growth Class NAV returned +18.37%, outperforming the +15.13% return of the S&P 500 Index.

Environment ► The benchmark S&P 500 Index posted a solid gain over the past 12 months, despite the heightened volatility of the past three months. Equity markets have endured a wild ride in response to the subprime mortgage meltdown and the subsequent credit crunch. The Federal Reserve added billions of dollars to the banking system to ease the credit markets’ liquidity problems. By the end of August, investors regained some confidence and equities began to rebound. Information Technology and Energy stocks were the strongest contributors to the S&P 500 Index for the 12-month period. The Financials and Health Care sectors were among the poorest performers over the past year.

The Consumer Discretionary sector produced the portfolio’s strongest relative performance contribution, due to stock selection. An overweight allocation to the Internet and catalog retail industry generated strong relative performance. Stock selection among our holdings in the hotels, restaurants and leisure industry also generated positive performance. The Fund also benefited from a significant overweight allocation to the Information Technology sector.

Stock selection and a slight underweight to the Industrials and Business Services sector detracted from relative performance. Stock selection in the machinery industry, and stock selection and an underweight in aerospace and defense companies detracted from relative returns.

Outlook ► We think the housing correction and subprime market woes may be stubborn, but still manageable, in terms of their effect on economic growth. Although we feel the prospects for corporate earnings growth and relatively stable interest rates are favorable, valuations are clearly not as supportive as they were six or 12 months ago. Nevertheless, we think that high-quality, consistent-growth companies appear attractive because earnings growth remains strong at many well-managed U.S. companies.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Blue Chip Growth Class 1 (began 10/15/05)	18.28%	—	—	13.85%	18.28%	—	—	27.61%
Blue Chip Growth Class NAV (began 10/15/05)	18.37%	—	—	13.91%	18.37%	—	—	27.73%
S&P 500 Index[3,5,6]	15.13%	—	—	14.36%	15.13%	—	—	28.69%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Blue Chip Growth Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

10

Capital Appreciation Fund

Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael Del Balso, Kathleen A. McCarragher and Spiros Seagalas

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

Sector Weighting*	% of Total

Consumer, Non-cyclical	25.88
Technology	21.37
Communications	19.10
Financial	8.68
Consumer, Cyclical	8.67
Industrial	7.84
Energy	4.59
Basic Materials	1.73

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Capital Appreciation Class NAV returned +14.42%, underperforming the +17.70% return of the Russell 1000 Growth Index.

Environment ► The Federal Reserve held interest rates steady through the period. A decline in oil and natural gas prices and moderation in other commodity prices lifted consumer confidence as 2006 drew to a close. On the negative side, the housing and automotive sectors posted their weakest showings in years. Economic growth in 2007’s first quarter, as measured by gross domestic product (GDP), slowed to 0.6%, but it rebounded in the second quarter to 3.4%, with employment growth, manufacturing output, consumer spending and business investment contributing.

The residential real estate market faced a serious correction. Concerns that problems in the subprime mortgage market might expand into a broader credit crunch led to capital markets volatility. Corporate earnings growth persisted, but fell from the double-digit growth rates of recent years.

The Fund underperformed its benchmark index primarily because of adverse stock selection and an overweight position in the Health Care sector. Stock selection and overexposure in Consumer Discretionary also detracted from relative performance. The greatest contributors to relative performance were stock selection and an overweight stance in Information Technology. Stock selection in Telecommunication Services, Materials and Energy was also positive.

Outlook ► The recent rebound in U.S. economic growth encouraged investors that corporate profits are likely to continue to expand over the intermediate term. Fears about an emerging credit cycle caused spreads to widen for the riskiest portions of the credit spectrum. Recent bond market activity caused the previously inverted yield curve, which had fueled fears of looming economic weakness, to revert to a more normal pattern. Although it may be too soon to assert that investors are steering back toward companies with the greatest expected duration of growth, we are encouraged that the above-average profits growth of the Fund’s holdings has over the past several months translated into better share price appreciation. Believing that our companies can sustain this growth, we are optimistic as we move into the second half of 2007 and 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Capital Appreciation Class 1 (began 10/15/05)	14.43%	—	—	8.92%	14.43%	—	—	17.41%
Capital Appreciation Class NAV (began 10/15/05)	14.42%	—	—	8.98%	14.42%	—	—	17.53%
Russell 1000 Growth Index[3,4,5]	17.70%	—	—	12.58%	17.70%	—	—	24.95%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

11

Core Bond Fund

Subadviser: Wells Capital Management, Inc.
Portfolio Manager: William Stevens

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Sector Weighting*	% of Total

Mortgage Securities	68.82
Government	9.06
Financial	6.35
Asset Backed Securities	3.20
Communications	2.88
Energy	1.33
Utilities	1.33
Consumer, Non-cyclical	1.29
Consumer, Cyclical	0.84
Industrial	0.19
Diversified	0.14

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Core Bond Class NAV returned 4.67% versus the 5.26% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Fixed income markets began the period with strong demand from overseas investors and significant structured product creation, including collateralized debt obligations (CDOs), driving credit spreads to historically low levels. Interest rates remained range-bound through the first quarter of 2007, as the first signs of subprime mortgage problems arose and market volatility was triggered by the sudden Chinese equity market sell-off in late February. The increase in market volatility, combined with stronger-than-expected growth during the first part of 2007, drove interest rates higher during the second quarter, with the 10-year Treasury yield peaking at 5.30% in mid-June. Credit spreads also began to widen during the last quarter, especially in shorter-term maturities, as the market started to re-assess required risk premiums.

In July and August, we witnessed a significant re-pricing of risk across all markets as subprime problems spread to other sectors. Hedge fund failures and margin calls pressured market liquidity, even rocking the normally uneventful money market sector. The market saw a “flight to quality” and steeper yield curve, with the 10-year Treasury yield falling to 4.53% at period-end. As the Treasury market rallied, credit spreads widened in all non-Treasury fixed income sectors, causing all sectors to underperform for the year-to-date.

Outlook ► Banks and brokers are rationing capital, and we have seen some reduction in leverage in the system, which has already produced some very attractive trading levels in structured products. The Federal Reserve can and probably will play a big role in maintaining orderly markets. We are confident in the Fed’s ability to avert disaster.

The duration of the Core Bond Fund remains close to that of the benchmark, the Lehman Aggregate Bond Index. Corporate exposure in the Fund is underweighted in expectation of widening spreads and secondary market lack of liquidity. In corporates, the Fund’s largest overweights are in cable/media, insurance and telecom, sectors that are attractive based on improving earnings trends and defensible spread levels. In mortgages, we continue to capitalize on relative value trading opportunities in the agency hybrid ARMs and CMOs sectors. The Fund remains overweight seasoned commercial mortgage-backed securities. We continue to focus on identifying good relative value opportunities through our bottom-up research.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Core Bond Class 1 (began 10/15/05)	4.60%	—	—	3.97%	4.60%	—	—	7.59%
Core Bond Class NAV (began 10/15/05)	4.67%	—	—	4.03%	4.67%	—	—	7.71%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.26%	—	—	4.59%	5.26%	—	—	8.81%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

12

Core Equity Fund

Subadviser: Legg Mason Capital Management, Inc.
Portfolio Manager: Mary Chris Gay

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital growth by investing at least 80% of the Fund’s net assets in equity securities that offer the potential for capital growth.

Sector Weighting*	% of Total

Communications	41.11
Financial	16.82
Consumer, Non-cyclical	9.47
Technology	9.16
Consumer, Cyclical	8.71
Industrial	8.18
Utilities	4.61

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Core Equity Class NAV returned +11.99%, underperforming the +15.13% return of the S&P 500 Index.

Environment ► After weakness during the summer of 2006, the markets resumed their upward trend, as solid earnings growth and low unemployment seemed to assure investors that the slowing housing market and growing subprime mortgage problems would not affect the broader economy. A brief correction in February and March presaged a larger summer tumble in the equity markets. As worried investors fled anything with a trace of sub-prime exposure, and a credit and liquidity crunch ensued, securities that had seemed on safe footing appeared precarious.

The Fund underperformed its benchmark index for the period. At the sector level, our absence from Energy hurt performance, as a rebound in crude oil prices helped the group lead its counterparts within the benchmark index. Underperformance in Financials, Telecommunication and Utilities also hampered results. On the positive side, our heavy weighting in the Consumer Discretionary sector, where our picks outperformed, aided our returns.

Outlook ► While we continue to monitor issues in the credit and housing markets and the economy overall, we maintain our optimistic forecast for 2007. It is too early to know whether recent weakness has run its course, but the fundamental backdrop of mid- to high-single-digit corporate earnings growth, low unemployment, low inflation and decent productivity growth leads us to remain constructive about the market. After remaining on pause for more than a year now, the Fed is widely expected to cut rates soon, a move that many hope will help keep the economy from slipping into a recession now that economic growth appears to be compromised.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Core Equity Class 1 (began 10/15/05)	11.99%	—	—	8.21%	11.99%	—	—	15.98%
Core Equity Class NAV (began 10/15/05)	11.99%	—	—	8.24%	11.99%	—	—	16.05%
S&P 500 Index[3,4,5]	15.13%	—	—	14.36%	15.13%	—	—	28.69%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

13

Emerging Growth Fund

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Henry E. Mehlman and Alan E. Norton

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing primarily in high-quality securities and convertible instruments of small-cap U.S. companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	25.10
Technology	11.14
Industrial	10.88
Consumer, Cyclical	9.95
Financial	5.90
Energy	5.28
Communications	3.96
Basic Materials	0.22

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Emerging Growth Class NAV returned +19.27%, outperforming the +16.36% return of the Russell 2000 Growth Index.

Environment ► A tremendous wave of volatility washed over the markets this summer, driven by sub-prime mortgage concerns. This led to a credit squeeze that hurt many quantitative hedge funds and other investors, who generally employed significant leverage. Losses in subprime-related investments forced the sale of more liquid securities to meet margin calls and investor redemptions. A move to higher quality securities ensued. Investors have become more concerned about the weakening U.S. housing market and the strength of the overall economy. The Federal Reserve has balanced this against its concern of rising inflation. Most observers expect the Fed to begin lowering rates in September to help prevent the economy from slipping into recession. Growth stocks outperformed this year and the trend continued during the summer. A slowing economy generally favors growth stocks over more cyclical names and we expect that to continue.

Outlook ► All eyes are on the Fed. The extent to which interest rates are lowered will have a significant impact on economic strength. We expect markets to be choppy around Fed rate announcements and we hope to add value by maintaining our long-term focus. We expect that prompt Fed action will maintain a generally favorable backdrop for equities. We remain overweight in Health Care and Technology. Health Care will continue to benefit from favorable demographic trends while Technology will be driven by the need for continued productivity gains and from this sector’s exposure to robust international markets. High-quality financial stocks and consumer names that are beaten down could be fertile ground for new ideas heading into 2008. Additionally, as credit fears and interest rates stabilize, we could see a resumption of mergers and acquisitions. The Fund had benefited from several strategic, as opposed to financial, deals in the first half of 2007. We would expect to benefit again if acquisition activity resumes.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Emerging Growth Class 1 (began 10/15/05)	19.20%	—	—	16.71%	19.20%	—	—	33.70%
Emerging Growth Class NAV (began 10/15/05)	19.27%	—	—	16.75%	19.27%	—	—	33.79%
Russell 2000 Growth Index[3,4,5]	16.36%	—	—	14.73%	16.36%	—	—	29.48%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

14

Emerging Markets Value Fund

Subadviser: Dimensional Fund Advisors
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing primarily in companies associated with emerging markets.

Sector Weighting*	% of Total

Financial	23.71
Basic Materials	18.77
Industrial	15.20
Consumer, Cyclical	12.20
Energy	7.79
Consumer, Non-cyclical	7.22
Diversified	4.66
Technology	4.47
Communications	3.61
Utilities	2.23

Country Weighting *	% of Total

South Korea	13.21
India	12.03
Taiwan	11.96
South Africa	11.12
Brazil	9.49
Mexico	9.47
Malaysia	4.87
Chile	4.39
Turkey	3.71
Poland	3.56

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► From the Fund’s inception in May 2007 through August 2007, the Emerging Markets Value Class NAV returned 10.20%, underperforming the 13.39% return of the MSCI Emerging Markets Index.

Environment ► For the 12-month period ending August 31, 2007, global equity returns were positive across the board. The broad U.S. equity market, as measured by the Russell 3000 Index, returned +14.9% for the period. International returns for U.S. investors looked slightly better than U.S. returns and were aided by the U.S. dollar’s relative weakness. During the year, the dollar’s depreciation ranged from 1.4% against the yen to 7.2% against the Australian dollar.

Developed-market equities, as measured by the MSCI EAFE Index, returned 18.7% . Dollar-denominated returns on developed-market equities ranged from 17.7% for large-cap value stocks to 19.6% for large-cap growth stocks. Using the EAFE indices as proxies, small-cap stocks underperformed large-cap stocks by 0.5% . Value stocks underperformed growth stocks by 1.9%.

Emerging market equities were the best-performing asset class during the 12 months ending August 2007. Dollar-denominated returns for emerging markets during that period, as measured by the MSCI Emerging Markets Index, were 43.6%. The U.S. dollar generally depreciated against emerging-market currencies, which contributed to dollar-denominated returns on emerging market equities.

For much of the period from its inception in May, the portfolio was in transition as it became fully invested. Differences in country weights between the portfolio and its benchmark index were the primary driver of underperformance. The portfolio’s underweight to China, a newly approved market, hurt relative performance, as did its overweight to South Africa. Offsetting these somewhat, the Fund’s exclusion of Russia helped. The Fund’s allocation to very small stocks contributed to performance while our underweight to the largest stocks hurt results. Because value stocks underperformed during this period, the portfolio’s tilt toward value stocks hurt relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Emerging Markets Value Class NAV (began 5/1/07)	—	—	—	—	—	—	—	10.20%
MSCI Emerging Markets Index[3,4,5]	—	—	—	—	—	—	—	13.39%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since May 1, 2007.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

15

Emerging Small Company Fund

Subadviser: RCM Capital Management
Portfolio Managers: Thomas J. Ross and Louise M. Laufersweiler

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing at least 80% of the Fund’s total net assets in equity securities of U.S. companies with smaller capitalizations. The Fund may also invest up to 15% of its assets in foreign securities including emerging markets and may also from time to time invest a significant percentage of its assets in the Technology and/or Health Care sectors.

Sector Weighting*	% of Total

Consumer, Non-cyclical	17.57
Consumer, Cyclical	14.51
Financial	11.19
Communications	9.56
Technology	8.87
Industrial	6.34
Energy	5.53
Funds	0.78
Basic Materials	0.53

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Emerging Small Company Class NAV returned +19.34%, outperforming the +16.36% return of the Russell 2000 Growth Index.

Environment ► U.S. small-cap equities posted double-digit gains during the 12-month period. The portfolio easily outperformed its benchmark index. Relative returns were boosted by strong stock selection in nearly every sector, led by Consumer Discretionary, Consumer Staples and Technology. In contrast, Industrials stock selection and an overweight exposure to Financials detracted from returns.

Small-cap stocks posted strong gains during the latter part of 2006. This upward trend continued during the first half of 2007, despite some market volatility in February and June. A robust world economy, low interest rates and rising corporate profits contributed to a rally that benefited most major global equity indices.

However, investor optimism gave way to unease as equities came under considerable pressure in July. The Russell 2000 Growth Index peaked in mid-July, along with other U.S. equity indices, including the S&P 500 Index, before correcting on concerns that subprime losses would spread throughout the financial markets. The resulting credit crunch even affected genuinely creditworthy borrowers. Markets re-priced risk, and the Russell 2000 Growth Index lost more than 5% in July before partially recovering in August. During the correction, the market favored growth-style investing and larger, more liquid shares.

Outlook ► We could see more headlines about deteriorating credit quality at some financial institutions. Choppy markets can easily persist for some time. We expect the pace of merger and acquisition transactions to slow, but higher-rated borrowers should still be able to access credit. Should the situation deteriorate further, the Federal Reserve will likely cut rates, and the first cut could happen soon. We continue to monitor developments closely and we expect small-cap companies with sound fundamentals to be rewarded over time.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Emerging Small Company Class 1 (began 10/15/05)	19.30%	—	—	11.50%	19.30%	—	—	22.69%
Emerging Small Company Class NAV (began 6/26/06)	19.34%	—	—	14.60%	19.34%	—	—	17.60%
Russell 2000 Growth Index (10/15/05)[3,5,6]	16.36%	—	—	14.73%	16.36%	—	—	29.48%
Russell 2000 Growth Index (6/26/06)[3,5,6]	16.36%	—	—	16.05%	16.36%	—	—	19.36%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Emerging Small Company Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

16

Equity-Income Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation and to provide dividend income. The Fund invests at least 80% of its total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

Sector Weighting*	% of Total

Consumer, Non-cyclical	18.14
Financial	16.28
Communications	13.20
Industrial	11.53
Energy	11.37
Consumer, Cyclical	5.85
Basic Materials	5.38
Technology	5.28
Utilities	4.06
Government	0.52

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Equity-Income Class NAV returned +14.46%, outperforming the +12.85% return of the Russell 1000 Value Index.

Environment ► Volatility dominated the equities market in recent months. Problems in the sub-prime mortgage market and rising gasoline prices put a damper on investors’ enthusiasm. The major stock indices, however, ended the 12-month period with solid gains despite a significant correction in mid-August.

Slowing growth in employment, led primarily by weakness in the housing market, could lead to a Federal Reserve interest rate cut in September. Private sector job growth has trended lower over the past few months, and the number of mortgage foreclosures hit a record high in the spring. In the midst of the turmoil, investors fled to the safety of Treasury securities.

An underweight position in the weak Financials sector contributed to relative performance, enhanced by good stock selection within the sector. The capital markets had record merger and acquisition activity, private equity transactions and stock buybacks. The Financials sector is our largest underweighting as it makes up one-third of the Index, and a position that large is inconsistent with our diversified approach.

Information Technology provided another boost to relative performance due to stock selection and an overweight position. Stock selection was especially strong in the semiconductors and semiconductor equipment industry. We are overweight the traditionally growth-oriented Information Technology sector, and our weighting is high by historical standards. Our largest exposure is to the software, semiconductors and semiconductor equipment industries.

The Energy sector was the largest detractor from relative performance due to an underweighting coupled with poor stock selection, particularly among oil, gas and consumable fuels companies. Despite our underweight position in Energy, we maintain significant exposure to companies well positioned to find and develop capacity.

Outlook ► Notwithstanding recent market turbulence, we are encouraged by the relatively healthy global economy and the wide range of attractive investment opportunities present today. Our view is that quality is currently selling at an attractive price. Our objective is to identify fairly priced stocks with good upside potential and relatively limited risk.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Equity-Income Class 1 (began 10/15/05)	14.37%	—	—	14.90%	14.37%	—	—	29.84%
Equity-Income Class NAV (began 10/15/05)	14.46%	—	—	14.96%	14.46%	—	—	29.96%
Russell 1000 Value Index[3,5,6]	12.85%	—	—	16.17%	12.85%	—	—	32.54%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Equity-Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

17

Fundamental Value Fund

Subadviser: Davis Selected Advisers, L.P.
Portfolio Managers: Christopher C. Davis and Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES ► To seek growth of capital. The Fund invests in common stocks of U.S. companies with market capitalization of at least $10 billion.

Sector Weighting*	% of Total

Financial	35.37
Consumer, Non-cyclical	13.95
Energy	12.85
Consumer, Cyclical	9.93
Communications	9.66
Industrial	7.08
Technology	4.35
Diversified	0.79
Basic Materials	0.52

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► The Fundamental Value Class NAV delivered a total return of 13.12% for the year ended August 31, 2007. Over the same time period, the S&P 500® Index returned 15.13% .

Environment ► The industry groups within the S&P 500 Index that turned in the strongest performance over the 12-month period were energy, telecommunication services and materials. The industry groups that turned in the weakest performance over the 12-month period were financials, health care and consumer staples.

The Fund had more invested in financial companies than in any other industry group. The Fund’s financial companies contributed to the Fund’s absolute performance, but trailed the performance of the overall S&P 500 Index, thus detracting from relative performance. The strong performance of the Fund’s consumer staple companies contributed to both absolute and relative performance. Energy companies made important contributions to the Fund’s performance. The Fund benefited from a slightly higher weighting in this strongly performing industry.

Many of the Fund’s industry groups had strong absolute returns for the year, but lagged the corresponding S&P 500 industry group. This was a key detractor to the Fund’s relative performance. The Fund’s information technology companies and telecommunications service companies underperformed those in the S&P 500 industry group. The Fund’s cash holding reduced relative performance during the strongly rising market.

Outlook ► We have built a portfolio which is quite different in composition from the S&P 500® Index. The Fund’s investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Fundamental Value Class 1 (began 10/15/05)	13.02%	—	—	12.73%	13.02%	—	—	25.27%
Fundamental Value Class NAV (began 10/15/05)	13.12%	—	—	12.80%	13.12%	—	—	25.41%
S&P 500 Index[3,4,5]	15.13%	—	—	14.36%	15.13%	—	—	28.69%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

18

Global Bond Fund

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Sudi Mariappa

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund invests at least 80% of its net assets in fixed-income instruments, which may be represented by futures contracts with respect to such securities, and options on such securities.

Sector Weighting*	% of Total

Mortgage Securities	37.73
Government	36.37
Financial	9.46
Asset Backed Securities	5.11
Other	1.06
Utilities	0.79
Communications	0.61
Consumer, Cyclical	0.57
Consumer, Non-cyclical	0.40
Energy	0.32

Country Weighting *	% of Total

United States	53.56
Germany	14.13
Japan	8.62
France	1.46
Cayman Islands	1.23
United Kingdom	1.12
Netherlands	1.05
Spain	0.42
Denmark	0.23
Luxembourg	0.16

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Global Bond Class NAV returned +3.51%, underperforming the +5.77% return of the JPM Global Gov. Bond Unhedged Index.

Environment ► During the year, 10-year yields in the U.S., U.K. and Eurozone briefly touched highs not seen since 2002 before markets regained their composure. U.S. Treasury bond purchases by foreign official institutions are credited with keeping intermediate U.S. yields stable and flattening the term premium despite firm growth and higher than expected inflation. While global reserve accumulation continued at a rapid pace, concerns over diversification into non-Treasury assets were heightened by China’s $3 billion investment in the Blackstone private equity group. The Federal Reserve kept the federal funds rate at 5.25% throughout the period. Even as concerns about the subprime mortgage sector developed, the Fed focused on stronger economic data and inflation concerns, making it difficult to ease rates.

Geopolitical risks and elevated commodity prices contributed to forecasts of inflation and global growth. An overweight to U.S. duration detracted from returns, as yield movements were volatile, which more than offset a decrease in U.S. rates. Strategies designed to benefit from a growing U.S. yield curve added to returns, as the curve steepened. An underweight to U.K. duration added to returns, as U.K. yields rose, while exposure to shorter maturities in the U.K. offset this positive impact, as the U.K. curve flattened slightly. Strategies designed to benefit from a flattening of the Euroland curve added to returns, as the curve also flattened during the period. Exposure to mortgages detracted from returns, as spreads widened relative to Treasuries. Exposure to a basket of currencies added to returns, as most currencies appreciated relative to the U.S. dollar.

Outlook ► We expect global growth to remain firm, underpinned by robust growth in the developing economies. Economic growth in the developed world, however, should most likely slow, faced with tighter monetary policies, higher oil prices and, in some cases, stronger currencies. The U.S. economy is expected to lag its developed counterparts. Persistent weakness in the housing sector combined with higher energy prices may weigh on consumption. The subprime meltdown resulted in a tightening of credit across the U.S. economy, which could add to the housing sector’s problems and dampen corporate activity and investment.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Global Bond Class 1 (began 10/15/05)	3.40%	—	—	3.12%	3.40%	—	—	5.95%
Global Bond Class NAV (began 10/15/05)	3.51%	—	—	3.19%	3.51%	—	—	6.07%
JP Morgan Global Government Bond Unhedged Index[3,4,5]	5.77%	—	—	4.28%	5.77%	—	—	8.36%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 JP Morgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency. By including only traded issues, the Index provides a realistic measure of market performance for international investors. It is calculated by J.P. Morgan, and reflects reinvestment of all applicable dividends, capital gains and interest.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

19

Global Real Estate Fund

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, Daniel Ekins, John Hammond, William Leung and John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks a combination of long-term capital appreciation and current income by primarily investing in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs, and U.S. and foreign real estate operating companies.

Sector Weighting*	% of Total

Financial	87.03
Consumer, Non-cyclical	3.77
Consumer, Cyclical	2.02
Industrial	0.13
Diversified	0.11

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Global Real Estate Class NAV returned +14.70% outperforming the +7.41% return of the EPRA NAREIT Global Unhedged U.S. Index.

Environment ► During the first half of the fiscal year, worldwide performance was strong. In Europe, announcements about REIT adoption in the U.K., Germany and Italy drove performance of real estate stocks. In Asia, Japan, Hong Kong and Singapore all benefited from strong fundamentals and robust market sentiment. Australia also gained from strong fundamentals as well as capital flows to real estate. North America posted strong returns, as merger and acquisition activity continued at a record pace. Midway through the fiscal year, performance of U.S. REITs started to slide, followed by deterioration in the international markets. Subprime weakness led to a widening of credit spreads and eventually a freeze in global credit markets. Fears of rising interest rates also damaged market sentiment. Australia was the only region that seemed immune to the downside volatility in global real estate in the second half of the period.

The Fund outperformed its benchmark for the year due to both positive stock selection and regional allocation. Led by North America and Asia, all regions had positive stock selection. Australia was the only negative in regional allocation, as the underweight position to outperforming Australia detracted from performance.

Outlook ► The performance slide of all global regions reversed at the end of August. However, there remain several concerns regarding the markets, including the true impact of the subprime issue, the level at which interest rates move globally, and decelerating fundamentals across the globe. We remain positive about the long-term outlook for property companies in North America, Europe and Asia due to attractive property fundamentals and expected strong liquidity once the market panic abates. We expect earnings growth to be the primary driver of real estate stock returns. We plan to remain overweight Asia. However, we believe we’ll see continued volatility before the markets stabilize.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Global Real Estate Class NAV (began 4/28/06)	14.70%	—	—	13.22%	14.70%	—	—	18.14%
EPRA NAREIT Global Unhedged U.S. Index[3,4,5]	7.41%	—	—	11.19%	7.41%	—	—	15.31%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 EPRA NAREIT Global Unhedged U.S. Index is an unmanaged index. Designed to track the performance of listed real estate companies and REITs worldwide, the series acts as a performance measure of the overall market and is also suitable for use as the basis for investment products such as derivatives and Exchange Traded Funds (ETFs).

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

20

High Income Fund

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Manager: Arthur N. Calavritinos

INVESTMENT OBJECTIVE & POLICIES ► To seek high current income with capital appreciation as a secondary goal by investing primarily in U.S. and foreign fixed-income securities that are rated BB/Ba or lower and unrated equivalents.

Sector Weighting*	% of Total

Consumer, Cyclical	33.07
Communications	32.27
Consumer, Non-cyclical	8.94
Basic Materials	8.02
Industrial	4.42
Government	3.66
Financial	2.78
Mortgage Securities	2.42
Asset Backed Securities	1.32
Utilities	0.86

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the High Income Class NAV returned +14.81%, outperforming the +6.72% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ► The spread above U.S. Treasuries, 3.49% at the beginning of this period, steadily ground tighter until the end of May, when it reached 2.41% . During the first nine months of the period, the high yield market was very robust and enjoyed a total return of 10.05%, buoyed by low default rates, relatively stable interest rates and continued economic and stock market strength. Demand far outweighed market supply. New issues were very aggressively priced and structured (very loose covenants, payment-in-kind coupons) and allocations were heavily scaled back.

The market began to deteriorate in June 2007 and spreads widened to 4.40% by the end of August. This sell-off was mostly caused by waning investor demand in anticipation of a glut of leveraged buy-out (LBO) financings that still had to be priced. This forward calendar stood at close to $305 billion and consisted of large deals. The leveraged bank loan market, with many of its traditional buyers now on the sideline, quickly declined by approximately 5% and high yield bonds traded down based on the same information. In August, general market fears surrounding exposure to subprime, real estate and the commercial paper re-financing crisis exacerbated the sell-off.

The JHF II High Income Portfolio out-performed the Merrill Lynch US High Yield Master II Index by over 7% over the last year. The performance was boosted by the success of some of our large value positions, such as Northwest Airlines, United Airlines, Freeport-McMoran, and Charter Communications. We also benefited by staying away from the aggressively priced new issue market which underperformed the market during the downturn.

Outlook ► In the short term, we remain cautious until we see how the market digests the large forward calendar. If the clearing level on some of these big deals puts further pressure on the market, we will try to add to some of our existing positions at cheaper levels. By the end of 2007, we should have some clarity on the scope of any Federal Reserve moves, and a better understanding of the economy’s direction.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

High Income Class NAV (began 4/28/06)	14.81%	—	—	10.72%	14.81%	—	—	14.65%
Merrill Lynch U.S. High Yield Master II Constrained Index[3,4,5]	6.72%	—	—	6.31%	6.72%	—	—	8.57%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

21

High Yield Fund

Subadviser: Western Asset Management Company
Portfolio Manager: S. Kenneth Leech, Steven A. Walsh, Mike Buchanan, Timothy J. Settel and Ian R. Edmonds

INVESTMENT OBJECTIVE & POLICIES ► To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities and loan assignments.

Sector Weighting*	% of Total

Communications	17.13
Consumer, Cyclical	13.86
Consumer, Non-cyclical	12.72
Energy	11.77
Financial	9.61
Industrial	9.42
Basic Materials	6.83
Government	5.98
Utilities	3.94
Technology	1.19

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the High Yield Class NAV returned +6.00%, underperforming the +6.34% return of the Citigroup High Yield Index.

Environment ► During the period, the yield curve regained its positive slope as the market concluded the Federal Reserve had reached the end of its tightening cycle and would soon begin easing. Inflation measures showed encouraging signs of moderation while economic growth continued at a sub-trend, but healthy clip. An outright seizure in lending markets ultimately convinced investors that looser monetary conditions are the only plausible way forward, despite the Fed’s insistence that inflation risks remain the predominant concern. Core inflation fell from its peak at the beginning of the period back to within the Fed’s comfort zone for the first time in three-plus years. Employment growth remained supportive of consumer spending, though retail sales and durable goods orders moderated.

Home prices began to fall outright, which should help markets clear the inventory of unsold homes and eventually allow homebuilders to get back on their feet. Credit spreads narrowed during the first half of the period, but widened dramatically in the final months. Rising uncertainty over the degree of subprime losses forced swap spreads higher and had a negative effect on mortgage-backed securities. TIPS underperformed their nominal counterparts as the fear of inflation subsided. The price of a barrel of oil rose over 5% while the dollar continued its descent against a trade-weighted basket of currencies.

The Fund was positioned for a continuation of solid corporate earnings growth and benefited from this strategy for the first nine months of the period. However, these gains were more than wiped out in the last three months as a result of reduced credit market liquidity due to (1) increasing concern about the direction of economic activity due in part to skyrocketing delinquencies in the subprime mortgage market (2) deleveraging (liquidations) by levered investors who became subject to margin calls as the value of their structured product holdings declined and (3) looming supply of historic proportions. These technical factors overwhelmed the positive fundamental backdrop of strong corporate profitability and liquidity as well as leverage metrics that on balance remain well below historical averages. The general risk reduction trade that occurred during the last 3 months of the period were severe on non-investment grade credit and particularly on lower rated non-investment grade issues.

Outlook ► Our outlook calls for continued moderate growth and relatively contained inflation. We are positioned with the expectation that there will be no significant changes in key macro-economic variables, but we also have strategies in place that are designed to hedge against unexpected economic weakness and higher-than-expected inflation.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

High Yield Class 1 (began 10/15/05)	6.02%	—	—	6.63%	6.02%	—	—	12.82%
High Yield Class NAV (began 10/15/05)	6.00%	—	—	6.66%	6.00%	—	—	12.88%
Citigroup High Yield Index[3,4,5]	6.34%	—	—	6.51%	6.34%	—	—	12.86%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

22

Index 500 Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the Fund’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed to behave in a manner similar to the Index.

Sector Weighting*	% of Total

Government	19.65
Financial	15.62
Consumer, Non-cyclical	15.08
Technology	9.36
Communications	9.26
Industrial	9.18
Energy	9.11
Consumer, Cyclical	6.43
Basic Materials	2.86
Utilities	2.57

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► Since its inception, the Index 500 Class NAV returned +8.41%, in line with the +7.85% return of the S&P 500 Index.

Environment ► The U.S. economy seems to be slowing down, as the first quarter gross domestic product (GDP) grew at a 0.6% annual rate, before bouncing back in the second quarter to a 4% annual real growth rate. Despite fears of rising U.S. inflation, in the past year the inflation rate was not significant.

The Federal Reserve has left the benchmark federal funds rate unchanged at 5.25% since mid-2006. In August 2007, the unemployment rate remained at 4.6%, a slight increase from the previous quarter’s 4.5% . While employment in manufacturing, construction and local government education declined, there has been a growth in such industries as health care and food products. Over the past three months, total payroll in the U.S. grew by 44,000 per month. The Conference Board’s Consumer Confidence Index dropped to 105 in August from 111.9 in July.

For the period, Energy and Materials were the best performing sectors, returning 32% and 27%, respectively. Health Care and Financials were the worst performers, returning 6% and –0.5% respectively.

Outlook ► Despite an expected slowdown in the U.S. economy, we don’t foresee a recession in the upcoming year. An interest rate cut is expected in the fall of 2007, which may restore confidence and retail spending. Moreover, gaining access to credit may be tougher for many Americans. The Fed believes that the U.S. economy is not at risk.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Index 500 Class NAV (began 10/27/06)	—	—	—	—	—	—	—	8.41%
S&P 500 Index[3,4,5]	—	—	—	—	—	—	—	7.85%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 27, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

23

International Equity Index Fund

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Jeffrey Beach and Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund primarily invests in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

Sector Weighting*	% of Total

Financial	23.72
Consumer, Non-cyclical	11.58
Industrial	10.38
Basic Materials	8.92
Communications	8.58
Energy	8.50
Consumer, Cyclical	8.21
Utilities	4.28
Technology	3.26
Diversified	0.77

Country Weighting *	% of Total

United Kingdom	15.14
Japan	14.32
France	6.53
Germany	5.65
Canada	5.49
Switzerland	4.63
Australia	4.16
Spain	2.79
Netherlands	2.71
Italy	2.66

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the International Equity Index Class NAV returned +21.97%, underperforming the +22.99% return of the MSCI AC World ex US Index.

Environment ► International equity markets achieved solid returns for the year despite a late summer subprime debt-related pullback. Rising interest rates had little impact as strong economic growth and subdued inflation made for an environment friendly to equities worldwide. All but three ACWI ex U.S. countries achieved positive double-digit returns for the year ending August 31, 2007. As a result, holders of broad-based international equity portfolios were handsomely rewarded. Emerging markets once again outperformed developed markets 43.6% versus 19.0% .

On a regional basis, Latin America was the clear winner, with a return of 53.7% versus 22.3% for Europe and 19.9% for Asia/Pacific. All 10 sectors achieved positive returns for the year. Materials and Telecommunication Services were the sector leaders, returning 44.8% and 42.9%, respectively. Health Care was the sector laggard, returning 0.5% for the year. U.S.-based investors were also helped as the U.S. dollar continued to fall against all major currencies.

Outlook ► The short-term money markets remain a clear source of concern for equity investors. If straightforward borrowing and lending cannot readily proceed at a reasonable price, business confidence will suffer and expenditure plans will face the risk of retreat. However, corporate profits are still strong, and wealth is still accumulating in countries that enjoy resource and manufacturing advantages. Furthermore, the major central banks have recognized the economic challenges that hobbled financing conditions may produce, and they seem likely to lean to the accommodative side in the coming months. We may well be in the early stages of a disruptive process that is transferring economic leadership from an overextended financial sector back to more basic product and service companies. This may create attractive investment opportunities for many businesses that are continuing to generate solid earnings. Such a scenario should provide sustainable global growth well into the next year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Equity Index Fund Class NAV (began 10/29/05)	21.97%	—	—	24.73%	21.97%	—	—	50.21%
MSCI AC World ex US Index[3,4,5]	22.99%	—	—	25.78%	22.99%	—	—	52.25%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI AC World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding U.S. As of June 2006 the MSCI ACWI consisted of the following 47 developed and emerging market country indices: Argentina,Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland,Taiwan,Thailand, Turkey, and the United Kingdom.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

24

International Opportunities Fund

Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G.Gendelman

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential.

Sector Weighting*	% of Total

Consumer, Cyclical	18.57
Consumer, Non-cyclical	14.47
Financial	13.84
Communications	13.15
Industrial	10.23
Energy	7.01
Basic Materials	5.95
Technology	5.04
Utilities	4.67
Government	4.07

Country Weighting *	% of Total

Switzerland	12.16
United kingdom	9.47
France	8.39
Japan	7.86
Hong Kong	7.28
Brazil	6.42
Germany	5.60
Canada	4.24
United States	3.56
Mexico	3.26

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the International Opportunities Class NAV returned +21.51%, overperforming the +19.20% return of the MSCI EAFE Gross Index.

Environment ► International equity performance in developed markets was solid during the year ended August 31, 2007. Substantial declines in energy and commodity prices and generally strong corporate profit reports bolstered stock prices. Gains in developed markets, as measured by the MSCI EAFE Index, were widespread — nine of the 10 sectors within the Index posted positive returns. The Health Care sector was the laggard with a return of 0% for the period.

The Fund’s stock selection within the Telecommunications Services sector was a material positive contributor to results. Strong performance of Energy holdings and an underweighted posture in that sector further aided performance. During the reporting period, the Fund maintained, on average, an underweighted posture in two of the weaker-performing areas of the benchmark index, the Financials and Health Care sectors, which helped returns. Stock selection in the pharmaceuticals, biotechnology & life sciences industry also added to results.

Although the Fund maintained an underweighted posture in Japan (relative to the Index), weakness among our Japanese holdings hampered results. Consumer Discretionary holdings also hurt performance. In addition, certain holdings in the Financials sector were weak performers. Currency fluctuations may at times affect the Fund’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. These fluctuations hurt the Fund’s performance during the reporting period.

Outlook ► As of period end, the Fund’s economic sector allocations emphasized Consumer Discretionary, Financials, Industrials and Materials. The portfolio’s country weightings emphasized Switzerland, the United Kingdom, Japan and France. Sector and country weightings are primarily a residual of the stock selection process.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Opportunities Class 1 (began 10/15/05)	21.48%	—	—	24.02%	21.48%	—	—	49.86%
International Opportunities Class NAV (began 10/15/05)	21.51%	—	—	24.12%	21.51%	—	—	50.09%
MSCI EAFE Gross Index[3,4,5]	19.20%	—	—	20.23%	19.20%	—	—	42.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI EAFE Gross Index (Europe,Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.As of June 2006, the MSCI EAFE Gross Index consisted of the following 21 developed market country indices: Australia,Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

25

International Small Cap Fund

Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Peter Nori and Neil Devlin

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation. The Fund will invest at least 80% of its net assets in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less.

Sector Weighting*	% of Total

Consumer, Cyclical	21.62
Industrial	18.68
Consumer, Non-cyclical	14.04
Financial	9.13
Communications	6.65
Technology	5.26
Basic Materials	4.87
Energy	2.15
Utilities	2.08
Diversified	1.65

Country Weighting *	% of Total

United Kingdom	12.07
Taiwan	11.60
South Korea	9.51
Canada	8.20
Bermuda	5.17
Netherlands	4.59
Japan	4.35
Australia	4.34
Hong Kong	4.30
Thailand	3.68

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the International Small Cap Class NAV returned +35.01% while its benchmark, the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, returned +29.45% .

Environment ► In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient. Sustained consumer and corporate demand, moderate inflation, tight labor markets and moderate global interest rates have supported economic growth since 2002.

Equity markets benefited overall from positive investor sentiment. However, concerns over growing U.S. subprime mortgage market troubles accelerated in August as credit became more difficult to access, contributing to declining risk appetites. The credit crunch reduced the abundant market liquidity that had prevailed in recent months and had supported global asset prices. Largely as a result of this liquidity, bond yield spreads over U.S. Treasuries narrowed during most of the period, and equity and commodity markets generally rose. Narrower corporate credit spreads reflected heightened risk tolerance, while abundant global cash supplies contributed to record-breaking merger and acquisition activity. As credit standards tightened and investors became more cautious, deal making declined toward the end of the period. With this backdrop, most global equity markets achieved double-digit returns. Many stock market indexes reached six-year highs, and emerging market indices in Asia, Europe and Latin America neared or reached all-time highs late in the period.

An underweighted position in Japan and overweight to China contributed to the Fund’s relative performance, as did stock selection and an overweighted position in Taiwan. Stock selection in the U.K. also helped relative returns. By sector, the Fund’s performance was aided by stock selection in the Information Technology and Consumer Discretionary sectors. The U.S. dollar depreciated versus most foreign currencies, which also contributed to performance. Stock selection in South Korea, Singapore and Australia hurt relative performance. An underweighted position and stock selection in Materials hindered relative results, as did an overweighted allocation and stock selection in Health Care.

Outlook ► We believe the global economy may remain healthy over the coming year, supported by good performance from large, developing economies. However, many economically sensitive stocks now reflect this optimistic outlook and could be less attractive to value-focused investors. In contrast, defensive-oriented companies in sectors such as Health Care and Telecommunications currently look more attractive.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Small Cap Class 1 (began 10/15/05)	34.99%	—	—	25.53%	34.99%	—	—	53.32%
International Small Cap Class NAV (began 10/15/05)	35.01%	—	—	25.67%	35.01%	—	—	53.63%
S&P/Citigroup Global ex U.S. <$2 Billion Index[3,4,6]	29.45%	—	—	27.04%	29.45%	—	—	56.80%
MSCI EAFE Gross Index[3,5,6]	19.20%	—	—	20.23%	19.20%	—	—	42.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

5 MSCI EAFE Gross Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia,Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

26

International Small Company Fund

Subadviser: Dimensional Fund Advisors
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of small cap companies. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.

Sector Weighting*	% of Total

Industrial	22.26
Consumer, Non-cyclical	14.08
Consumer, Cyclical	13.97
Financial	9.92
Basic Materials	7.96
Technology	4.64
Communications	4.34
Energy	4.30
Diversified	2.09
Utilities	0.84

Country Weighting *	% of Total

Japan	19.88
United Kingdom	17.04
Canada	9.24
Australia	5.91
Germany	4.28
France	3.71
Switzerland	3.54
Italy	2.41
Netherlands	2.37
Hong Kong	1.99

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the International Small Company Class NAV returned 24.30%, outperforming the +18.63% return of the MSCI EAFE Small Cap Gross Index.

Environment ► For the 12-month period ending August 31, 2007, global equity returns were positive across the board. The broad U.S. equity market, as measured by the Russell 3000 Index, returned +14.9% for the period. International returns for U.S. investors looked slightly better than U.S. returns, and were aided by the U.S. dollar’s relative weakness. During the year, the dollar’s depreciation ranged from 1.4% against the yen to 7.2% against the Australian dollar.

Developed-market equities, as measured by the MSCI EAFE Index, returned 18.7% . Dollar-denominated returns on developed-market equities ranged from 17.7% for large-cap value stocks to 19.6% for large-cap growth stocks. Using the EAFE indices as proxies, small-cap stocks underperformed large-cap stocks by 0.5% . Value stocks underperformed growth stocks by 1.9% .

Emerging market equities were the best-performing asset class during the 12 months ending August 2007. Dollar-denominated returns for emerging markets during that period, as measured by the MSCI Emerging Markets Index, were 43.6% . The U.S. dollar generally depreciated against emerging-market currencies, which contributed to dollar-denominated returns on emerging market equities.

Differences in country weights between the portfolio and its benchmark index contributed to performance differences. For example, the Fund’s overweight to Canada and underweight to Japan both added to relative performance. Because smaller stocks underperformed during the period, the portfolio’s greater exposure to these stocks hurt relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Small Company Class NAV (began 4/28/06)	24.30%	—	—	11.67%	24.30%	—	—	15.97%
MSCI EAFE Small Cap Gross Index[3,4,6,7]	18.63%	—	—	7.03%	18.63%	—	—	9.51%
80% MSCI EAFE Small Cap Gross Index
20% MSCI Emerging Markets Index Blend[3,5,6,7]	23.45%	—	—	10.43%	23.45%	—	—	14.18%
1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI EAFE Small Cap Gross Index is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada.As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices:Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

5 80% MSCI EAFE Small Cap Gross Index/20% MSCI Emerging Markets Index Blend - A blended index is used combining 80% of the MSCI EAFE(r) Small Cap Index (Europe,Australia, Far East), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices:Australia,Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom and 20% of the MSCI Emerging Markets Index, an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices:Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa,Taiwan, Thailand, and Turkey.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

7 Since May 5, 2007, the index changed from 80% MSCI EAFE Small Cap Gross Index/20% MSCI Emerging Markets Index Blend to MSCI EAFE Small Cap Gross Index to more accurately reflect the investment objective of the International Small Company Fund.

27

International Value Fund

Subadviser: Templeton Investment Counsel, LLC
Portfolio Manager: Tucker Scott

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital. The Fund invests at least 65% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

Sector Weighting*	% of Total

Communications	20.26
Financial	19.10
Consumer, Non-cyclical	11.77
Consumer, Cyclical	8.21
Industrial	8.07
Energy	7.13
Technology	4.70
Basic Materials	2.80
Utilities	1.66
Diversified	1.34

Country Weighting *	% of Total

United Kingdom	25.34
France	9.65
Netherlands	5.67
Japan	5.65
Taiwan	5.02
Germany	4.65
South Korea	4.05
Switzerland	3.48
Singapore	3.43
Italy	3.30

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the International Value Class NAV returned +19.50%, outperforming the +19.20 return of the MSCI EAFE Gross Index.

Environment ► In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the period. Global equity markets benefited from positive investor sentiment, although concerns about slower growth and declining asset quality surfaced early in 2007. Investors worldwide worried that troubles in the U.S. subprime mortgage market could spread and potentially undermine global economic and corporate profit growth. These concerns were exacerbated in August as credit became more difficult to access.

The credit crunch reduced the abundant market liquidity that had prevailed during most of the period and had supported global asset prices. Narrower global corporate credit spreads reflected heightened risk tolerance, while abundant cash supplies contributed to record-breaking global merger and acquisition activity. Deal-making declined toward the end of the period, as credit standards tightened and investors became more cautious.

With this backdrop, most global equity markets ended the 12-month period with double-digit total returns. Many stock market indices neared or reached all-time highs late in the period. An underweighted position and stock selection in Japan benefited the Fund’s relative results, as did stock selection in the U.K. and Spain. By sector, the Fund’s relative performance benefited from an overweighted position and stock selection in the Telecommunication Services sector. Stock selection in the Industrials and Consumer Staples sectors also helped relative returns. The U.S. dollar depreciated against most foreign currencies, which also contributed to the Fund’s performance as investments in securities with non-U.S. currency exposure gained value.

The Fund’s allocation to Taiwan, a country not represented in the benchmark index, hindered relative performance. An underweighted allocation and stock selection in Germany also hurt relative results. By sector, an underweighted position and stock selection in the Materials sector hurt relative performance, as did stock selection in the Information Technology sector.

Outlook ► We believe the overall global economic situation may remain healthy, supported by continued good performance from large, developing economies. However, many economically sensitive stocks already reflect this optimistic outlook. In contrast, more defensive-oriented companies in sectors, such as Health Care and Telecommunications, look more attractive to us. We remain focused on our normalized, long-term valuation analysis and forecasts.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Value Class 1 (began 10/15/05)	19.45%	—	—	20.15%	19.45%	—	—	41.21%
International Value Class NAV (began 10/15/05)	19.50%	—	—	20.25%	19.50%	—	—	41.43%
MSCI EAFE Gross Index[3,5,6]	19.20%	—	—	20.23%	19.20%	—	—	42.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the International Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 MSCI EAFE Gross Index (Europe,Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia,Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

28

Investment Quality Bond Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, Christopher L. Gootkind and Christopher A. Jones

INVESTMENT OBJECTIVE & POLICIES ► To provide a high level of current income consistent with the maintenance of principal and liquidity. The Fund invests at least 80% of its net assets in bonds rated investment grade at the time of investment. The Fund will invest primarily in corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Sector Weighting*	% of Total

Government	34.56
Mortgage Securities	18.23
Financial	16.46
Communications	6.67
Asset Backed Securities	4.94
Utilities	2.57
Consumer, Non-cyclical	2.44
Consumer, Cyclical	2.08
Energy	1.13
Basic Materials	1.07

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Investment Quality Bond Class NAV returned +4.56%, underperforming the +5.24% return of the 50% Lehman Brothers Government Bond/Lehman Brothers Credit Bond Index Blend.

Environment ► Following a prolonged period of low volatility, in July and August 2007 markets witnessed a sharp disruption. Triggered by losses in the subprime mortgage market, a massive re-pricing of risk spread across global fixed income markets, which resulted in a dramatic flight to quality. While the Federal Reserve held the federal funds rate at 5.25% during this period, uncertainty surrounding the recent turmoil prompted an evolving policy response by central banks and national governments. We believe that a slowdown is underway in the U.S. economy, with the risk of it becoming more severe. We expect that the Fed will cut rates in the coming months to help alleviate the credit and liquidity constraints.

Fund performance was aided by an underweight to credit, as investment grade credit underperformed duration-equivalent Treasuries in July and August. The Fund’s allocation to emerging market debt contributed to performance, particularly our exposure to Brazilian interest rates. The Fund also benefited from an underweight to U.S. agencies. Offsetting these positives were allocations to mortgage-backed, commercial mortgage-backed and asset-backed securities, which held back performance. Increased volatility, combined with systemic risk concerns, reflected in wider swap spreads, weighed heavily on the performance of these sectors. Our position in intermediate German government bonds also detracted from performance, as European growth proved surprisingly resilient in the first quarter of 2007. The allocation to Treasury Inflation Protected Securities (TIPS) also detracted from performance, as inflation remained contained.

Outlook ► Markets are showing initial, tentative signs of a recovery. The recovery, however, could take longer than normal, given the diffuse holders of levered risk. We are evaluating our risk posture closely and looking for opportunities where there has been a disproportionate increase in risk premium (spread) relative to our fundamental outlook. We believe that the higher quality segments of the market are more attractive. In addition, market liquidity remains thin and we’ve seen very large bid/ask spreads, especially for riskier assets. In the coming months, opportunities to add risk to portfolios at attractive valuations should present themselves and we are inclined to be patient.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Investment Quality Bond Class 1 (began 10/15/05)	4.49%	—	—	3.80%	4.49%	—	—	7.25%
Investment Quality Bond Class NAV (began 10/15/05)	4.56%	—	—	3.85%	4.56%	—	—	7.36%
Lehman Brothers Government Bond/Lehman Brothers
Credit Bond Index Blend[3,4,6]	5.24%	—	—	3.93%	5.24%	—	—	7.68%
Lehman Brothers Aggregate Bond Index[3,5,6]	5.26%	—	—	4.59%	5.26%	—	—	8.81%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Government Bond Index and Lehman Brothers Credit Bond Index Blend-A blended index is used combining 50% of the Lehman Brothers Government Bond Index which is an unmanaged index that represents securities issued by the U.S. Government (i.e. securities in the Treasury and Agency indices); and 50% Lehman Brothers Credit Bond Index, which is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered.

5 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

29

Large Cap Fund

Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan and Scott Hazen

INVESTMENT OBJECTIVE & POLICIES ► To seek to maximize total return, consisting of capital appreciation and current income. The Fund invests at least 80% of its net assets in equity securities of U.S. large capitalization companies as in the Russell 1000 Index.

Sector Weighting*	% of Total

Financial	19.57
Consumer, Non-cyclical	18.47
Technology	12.48
Communications	11.69
Consumer, Cyclical	10.94
Industrial	9.99
Energy	5.84
Utilities	5.72
Mortgage Securities	1.03
Funds	0.46

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Large Cap Class NAV returned +13.67%, underperforming the +15.27% return of the Russell 1000 Index.

Environment ► The U.S. economy recovered somewhat in the second quarter of 2007, after setting a slow first quarter. Housing data continues to be weak, and the scope and depth of the growing U.S. subprime credit crunch remains in question. However, survey data has been strong. Inflation appears to be relatively tame. Fed funds futures, responding to recent credit market undulations, have now priced in 50 basis points of cuts by the end of 2007. The federal budget deficit is shrinking, as is the current account deficit, but the household savings rate remains low.

The Russell 1000 Index had a strong absolute return for the 12-month period, but much of it came late in 2006. Investor concerns over issues surrounding subprime lending, the housing market, energy costs and the impact of those issues on economic growth led to increased market volatility. As credit-related issues have hurt the performance of the Financial sector, the Russell 1000 Value Index, which has more exposure to Financials than the broad market, trailed the Russell 1000 Growth index over the past 12 months. They returned 12.85% and 17.70%, respectively. Global cyclical sectors, such as Industrials and the commodity-oriented Energy and Materials sectors, outperformed most others over this period.

The Fund lagged its benchmark index during the period. The primary detractor from results was industry positioning, as stock selection was positive overall. The portfolio’s overweight to Financials worked against it, even though positioning within the sector, which emphasized large, diversified firms, resulted in some strong stock-specific contributors to performance. Also detracting were underweights to oil refining, materials and industrial subcomponents, such as defense and aerospace. Partially offsetting this was the positive impact of overweighting automotive parts manufacturers and oil services, and underweighting energy reserves, which underperformed within the Energy sector.

Outlook ► As of period-end, most market opportunities are more bottom-up in nature. The railways continue to be an attractive area, while the Financial sector also provides us with interesting opportunities. Our portfolios are overweight capital markets, based on global sources. Oil prices remain volatile and we are underweight in this space.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Large Cap Class 1 (began 10/15/05)	13.59%	—	—	12.98%	13.59%	—	—	25.78%
Large Cap Class NAV (began 10/15/05)	13.67%	—	—	13.05%	13.67%	—	—	25.93%
Russell 1000 Index[3,4,5]	15.27%	—	—	14.37%	15.27%	—	—	28.71%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

30

Large Cap Value Fund

Subadviser: BlackRock Investment Management, LLC
Portfolio Manager: Robert Doll

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing in a diversified portfolio of equity securities of large-cap companies located in the U.S. At least 80% of the Fund’s net assets are invested in equity securities of large-capitalization companies.

Sector Weighting*	% of Total

Financial	23.88
Energy	20.73
Consumer, Non-cyclical	13.66
Industrial	11.38
Technology	10.58
Basic Materials	7.65
Communications	7.14
Consumer, Cyclical	3.54
Utilities	0.48

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Large Cap Value Class NAV returned +13.42%, outperforming the +12.85% return of the Russell 1000 Value Index.

Environment ► U.S. equity markets posted strong gains over the past 12 months, but not without some volatility. The S&P 500 Index rose 15.13% for the period. Shares of large-cap growth companies outperformed large-cap value stocks, with the Russell 1000 Growth Index advancing 17.70% versus the 12.85% gain of the Russell 1000 Value Index.

The Federal Reserve has held the target federal funds rate at 5.25% since June 2006. A crisis in the subprime mortgage market rekindled fears of a housing-induced slowdown in the United States and led to increased financial market volatility and expanded risk premiums. In early August 2007, amid the growing fallout from the troubled sub-prime mortgage market, the Fed injected a total of $62 billion into the U.S. financial system to ease the inter-bank funding crunch. The Fed also reduced the discount rate, charged on short-term loans to banks, by 0.50% to 5.75% .

Despite recent mixed data, it appears that overall inflation remains relatively tame. The U.S. gross domestic product (GDP) grew at an estimated annualized rate of 3.4% in the second quarter of 2007, a sharp increase from the 0.6% annualized growth rate for the first quarter.

The Fund benefited from stock selection and overweights in Materials and Industrials, security selection and an underweight in Financials, and overweight allocations to Energy and Information Technology. However, stock selection and an underweight in Telecommunication Services, security selection in Information Technology, Consumer Staples and Energy, and a below-benchmark weighting in Utilities detracted from relative returns.

Outlook ► Investors have begun to focus on corporate profits in an effort to gauge how well companies have held up during the slowing economy and amid ongoing credit problems. A federal funds rate cut should help ease the liquidity squeeze and could help stocks regain sounder footing. Nevertheless, we do not believe credit-related problems are over. We expect market advances will be narrower than the run from 2002 to 2007. In our opinion, likely winners will include globally diversified companies, growth stocks, and selected commodity and industrial-oriented companies.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	Inception	1-year	5-year	10-year	Inception[2]

Large Cap Value Class 1 (began 10/15/05)	13.39%	—	—	14.27%	13.39%	—	—	28.50%
Large Cap Value Class NAV (began 10/15/05)	13.42%	—	—	14.34%	13.42%	—	—	28.65%
Russell 1000 Value Index[3,4,5]	12.85%	—	—	16.17%	12.85%	—	—	32.54%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

31

Mid Cap Index Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to appropriate the aggregate total return of a mid-capitalization U.S. domestic equity market index by primarily investing in (a) common stocks that are included in the S&P MidCap 400 Index and (b) securities that are believed to behave in a manner similar to the index.

Sector Weighting*	% of Total

Consumer, Non-cyclical	17.80
Industrial	15.66
Financial	13.19
Consumer, Cyclical	12.63
Energy	8.65
Technology	8.53
Government	6.52
Utilities	6.15
Communications	5.45
Basic Materials	5.13

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Mid Cap Index Class NAV returned +15.93%, in line with the +16.47% return of the S&P MidCap 400 Index.

Environment ► The U.S. economy seems to be slowing down, as the first quarter gross domestic product (GDP) grew at a 0.6% annual rate, before bouncing back in the second quarter to a 3.4% annual real growth rate. Despite fears of rising U.S. inflation, in the past year the inflation rate was not significant.

The Federal Reserve has left the benchmark federal funds rate unchanged at 5.25% since mid-2006. In August 2007, the unemployment rate remained at 4.6%, a slight increase from the previous quarter’s 4.5% . While employment in manufacturing, construction and local government education declined, there has been a growth in such industries as health care and food products. Over the past three months, total payroll in the U.S. grew by 44,000 per month. The Conference Board’s Consumer Confidence Index dropped to 105 in August from 111.9 in July.

For the 12-month period ending August 31, 2007, Telecommunication Services and Materials were the best performing sectors, returning 38% and 34%, respectively. Consumer Discretionary and Financials were the weakest performers, returning 7% and 1%, respectively.

Outlook ► Despite an expected slowdown in the U.S. economy, we don’t foresee a recession in the upcoming year. An interest rate cut is expected in the fall of 2007, which may restore confidence and retail spending. Moreover, gaining access to credit may be tougher for many Americans. The Fed believes that the U.S. economy is not at risk.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Index Class NAV (began 10/29/05)	15.93%	—	—	13.67%	15.93%	—	—	26.60%
S&P MidCap 400 Index[3,4,5]	16.47%	—	—	13.43%	16.47%	—	—	25.98%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

32

Mid Cap Intersection Fund

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Doris T. Dwyer

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies with significant capital appreciation potential.

Sector Weighting*	% of Total

Consumer, Non-cyclical	18.85
Industrial	15.10
Consumer, Cyclical	13.27
Financial	13.13
Technology	11.06
Energy	9.77
Utilities	7.48
Communications	5.21
Basic Materials	5.06

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► From its inception on May 1, 2007, to August 31, 2007, the Mid Cap Intersection Class NAV returned –4.10%, underperforming the –0.80% return of the S&P MidCap 400 Index.

Environment ► Due to issues in the subprime mortgage market, reduced liquidity due to credit tightening and concerns of a slowing U.S. economy, the equity markets experienced weak returns from May through August. Large-cap stocks outperformed both mid-cap and small-cap stocks. Within the S&P MidCap 400 Index, Industrials contributed most significantly to returns while Consumer Discretionary stocks were the largest detractors from performance.

From mid-July through August, mounting credit-related woes forced levered strategies to meet margin calls by selling equities. The consequent delevering had a cascading effect through the market as prices continued to fall, prompting additional margin calls, further perpetuating the cycle. Many of these levered strategies were quantitative model-driven. As a result, they were forced to close short positions by buying back unattractive stocks and selling attractive names to cover margin calls and to reduce leverage. Due to these dynamics, quantitative equity managers experienced an unusually sharp drawdown in performance during the first week of August, as stock prices of many quant model “buys” systematically fell while prices of “sells” rose. However, the market soon recognized this as a liquidity-driven event, rather than a change in long-term fundamentals or sentiment on the underlying stocks. That led to a quick rebound.

The Fund underperformed its benchmark index as a result of weak security selection in the Energy, Industrials and Information Technology sectors. Negative returns were partially offset by positive security selection in Materials.

Outlook ► The Fund’s strength is stock selection within the mid-cap market segment. Our ability to add value consistently stems from strong fundamental and quantitative research. The disciplined portfolio construction process is designed to allow us to assess risk, focus positions accordingly and build a portfolio insulated from factors that may cause significant underperformance versus the benchmark over time. The aim is to avoid surprises from unintended, uncompensated “risks.” Recent market dynamics provide an opportunity to those who can identify companies with strong fundamentals, which, we believe, ultimately drive long-term investment returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Intersection Class NAV (began 5/1/07)	—	—	—	—	—	—	—	–4.10%
S&P MidCap 400 Index[3,4,5]	—	—	—	—	—	—	—	–0.80%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since May 1, 2007.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

33

Mid Cap Stock Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen and Mario E. Abularach

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Sector Weighting*	% of Total

Consumer, Non-cyclical	19.08
Technology	16.23
Industrial	13.14
Consumer, Cyclical	12.08
Energy	10.80
Basic Materials	10.29
Communications	7.32
Financial	0.91

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Mid Cap Stock Class NAV returned +25.95%, outperforming the +19.31% return of the Russell Mid Cap Growth Index.

Environment ► Despite issues in the subprime mortgage market, reduced liquidity due to credit tightening and concerns of a slowing U.S. economy, the equity markets experienced positive returns during the period. Mid-cap stocks outperformed large-cap stocks and widely outperformed small caps. Within the Index, Materials was the best performing sector, while Financials delivered the weakest return.

The Fund’s relative outperformance was largely the result of strong stock selection, particularly in the Consumer Discretionary, Materials and Information Technology sectors. In the Materials sector, several fertilizer companies and a glass and packaging firm were among the Fund’s strongest performing stocks. Broad-based, favorable stock selection within the Consumer Discretionary sector also aided performance. Notable contributors included a fashion, watch and accessory manufacturer, a navigation device company and a media company focusing on home entertainment. Strong stock selection in Information Technology partially offset weak performance from several holdings in the sector. Security selection in Energy, Industrials and Financials detracted from relative performance.

Outlook ► As a result of our bottom-up decision making process, the Fund ended the period overweight in the Materials and Information Technology sectors. Holdings among the former are well diversified and include fertilizers, packaging and metals concerns. In Technology, our exposures favor software and service purveyors over hardware and semiconductor stocks. The Fund is underweight in Financials and continues to have no allocation to Utilities. The most significant change in sector exposure during the period was to Consumer Discretionary, which moved from an underweight to an overweight position, largely due to our initiating positions among several retailers we see as having attractive growth prospects.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Stock Class 1 (began 10/15/05)	25.91%	—	—	21.32%	25.91%	—	—	43.79%
Mid Cap Stock Class NAV (began 10/15/05)	25.95%	—	—	21.38%	25.95%	—	—	43.93%
Russell Mid Cap Growth Index[3,4,5]	19.31%	—	—	15.51%	19.31%	—	—	31.13%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Mid Cap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

34

Mid Cap Value Fund

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Edward K. von der Linde and Howard E. Hansen

INVESTMENT OBJECTIVE & POLICIES ► To seek capital appreciation. The Fund invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of its net assets will consist of investments in mid-sized companies.

Sector Weighting*	% of Total

Communications	21.80
Consumer, Non-cyclical	14.17
Industrial	11.72
Consumer, Cyclical	9.56
Basic Materials	9.14
Utilities	9.12
Financial	7.61
Energy	6.83
Technology	4.77

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Mid Cap Value Class NAV returned +16.83%, outperforming the +12.43% return of the Russell Midcap Value Index.

Environment ► The portfolio’s underweight within the Financial Services sector was the largest contributor to performance during the period, as this sector was hurt by the fallout from the troubled subprime mortgage market. Another major contributor to performance was a holding within Materials and Processing sector that benefited from higher demand and improved pricing for fertilizer. The company also improved the strength of its balance sheet. The largest detractor from performance was stock selection within the Health Care sector and a relative overweight within the sector. Poor stock selection within the Utilities sector hurt performance as well.

Outlook ► Returns in the stock market have been strong for the past four years, particularly in mid-cap stocks. Valuations have compressed across the capitalization spectrum, but based upon our estimates of normalized earnings, the mid cap market does not appear to be overvalued. Profitability at many companies is at peak levels and we feel that we are in the later stages of expansion. The recent financial turmoil and housing market pressure may slow economic growth and perhaps limit profitability going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Value Class 1 (began 10/15/05)	16.76%	—	—	12.63%	16.76%	—	—	25.06%
Mid Cap Value NAV (10/15/05)	16.83%	—	—	12.72%	16.83%	—	—	25.23%
Russell Midcap Value Index[3,4,5]	12.43%	—	—	15.71%	12.43%	—	—	31.55%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

35

Mid Cap Value Equity Fund

Subadviser: RiverSource Investments, LLC
Portfolio Managers: Steve Schroll, Laton Spahr, Warren Spitz and Paul Stocking

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital. The Fund invests at least 80% of its net assets in equity securities of medium-sized companies.

Sector Weighting*	% of Total

Financial	18.33
Industrial	17.72
Consumer, Cyclical	12.12
Energy	10.63
Consumer, Non-cyclical	8.78
Basic Materials	8.10
Technology	6.76
Utilities	6.62
Communications	5.97

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Mid Cap Value Equity Class NAV returned 18.99%, outperforming the +12.43% return of the Russell Midcap Value Index.

Environment ► The 12-month period was marked by continued weakening in the housing market and volatility that swept through the equity markets late in the period. Large- and mid-cap stocks outperformed small-cap stocks, and growth outpaced value equities for the period.

The portfolio’s significant underweight in the Financial sector helped our return relative to the benchmark. Financial was the worst performing sector for the period and the portfolio’s industry selection within the sector helped performance. Stock selection in the producer durables industry contributed positively. Also helping returns were significant positions in Energy, one of the best performing sectors during the period. Stock selection contributed positively. Detracting from performance was the portfolio’s overweight in the Health Care and Information Technology sectors.

Outlook ► We have further reduced the portfolio’s underweight position in Financials, redeploying those assets into opportunities within the Information Technology sector and automobile industry. In particular, we believe Information Technology firms will benefit from several industry tailwinds going forward, and stocks in this sector already have attractive valuations with strong long-term growth potential. Lastly, we have kept the portfolio out of homebuilders stocks, as we do not see strong prospects for this industry. We continue to prefer producer durables and manufacturing companies with attractive valuations.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Value Equity Class NAV (began 4/28/06)	18.99%	—	—	10.85%	18.99%	—	—	14.83%
Russell Midcap Value Index[3,4,5]	12.43%	—	—	9.67%	12.43%	—	—	13.20%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

36

Natural Resources Fund

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Karl E. Bandtel and James A. Bevilacqua

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term total return by investing primarily in equity and equity-related securities of natural resource-related companies worldwide.

Sector Weighting*	% of Total

Energy	55.56
Basic Materials	29.71

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Natural Resources Class NAV returned +25.61%, underperforming the +26.09% return of its custom benchmark.

Environment ► Following a period of relative stability during the first part of the year, financial markets suffered from a re-pricing of risk and a loss of confidence related to subprime mortgages. However, despite this general market weakness, strong global demand trends, historically low metals inventories and persistent supply disruptions lay the foundation for continued industry-wide strength in natural resources. The U.S. dollar is at historic lows, putting upward pressure on the price of gold. The price of oil remains strong, based on demand for oil and related services as well as concerns about refining capacity issues and supply shortages.

A couple of metals and mining securities drove the strong relative performance. We continued to underweight our expose to the paper and forest products industry, which benefited the Fund as the industry remains in a period of restructuring, with plant consolidations, asset sales, and merger and acquisition activity. The largest detractors from performance came from the Energy sector, where we were hurt by our overweight position and negative stock selection.

Outlook ► At period end, we remain overweight in the Energy sector, with our most significant position in the oil and gas industry. In this sector, our investment bias continues to be toward companies with the resources and management to create value over time. Metals and mining is the next largest industry in the Fund, and we are in line with the benchmark. The Fund remains underweight in both paper and forest products. Despite increased near-term volatility in the financial markets, we expect a continuation of the supply/demand imbalances that have been driving the Natural Resources sector and we retain our constructive long-term view.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Natural Resources Class 1 (began 10/15/05)	25.57%	—	—	26.87%	25.57%	—	—	56.41%
Natural Resources Class NAV (began 10/15/05)	25.61%	—	—	26.93%	25.61%	—	—	56.54%
MSCI World Energy Index, MSCI World Metals,
MSCI World Paper and Forest Products Index Blend[3,4,6]	26.09%	—	—	21.36%	26.09%	—	—	44.96%
S&P 500 Index[3,5,6]	15.13%	—	—	14.36%	15.13%	—	—	28.69%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Products Index.

5 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

37

Quantitative All Cap Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Harpreet Singh, Chris Hensen and Brett Hryb

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 65% of the Fund’s assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Sector Weighting*	% of Total

Financial	18.15
Consumer, Non-cyclical	14.40
Industrial	14.22
Communications	13.23
Technology	11.65
Consumer, Cyclical	10.25
Energy	8.26
Basic Materials	2.87
Utilities	2.48

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Quantitative All Cap Class A returned 18.45%, outperforming the +14.94% return of the Russell 3000 Index.

Environment ► Energy prices were strong. Despite declining in the second half of 2006, oil prices rose again and stood at more than $74 a barrel at the end of August. Economic data has been fairly stable. Employment data has been positive, while key measures of inflation have remained stable. Economic growth moderated over the past year for several reasons. One critical factor curtailing economic growth has been the slowing housing market. Inventories of unsold new and existing homes continued to rise. As a result, prices declined across the U.S.

As low teaser-rate subprime mortgages were reset to higher rates, many marginal homebuyers were unable to cover the higher costs. As a result, defaults and foreclosures spiked dramatically over the past year, and many subprime mortgage market participants were forced into bankruptcy. The ripples were felt throughout the credit market and beyond. Several high-profile hedge funds with subprime and credit exposure were forced to close in 2007.

The strongest sectors within the Russell 3000 Index were Energy, Industrials, Information Technology, Materials and Telecommunications. The Consumer Staples, Financials and Health Care sectors underperformed the Index. The Fund strongly outperformed its benchmark Index for the 12-month period. Stock selection added the most to performance and was particularly strong in the Consumer Discretionary space, where the Fund owned a number of solid performers. Security selection was also positive in the Industrials, Technology and Materials sectors. Selection was weak in the Energy, Financials and Health Care sectors.

Outlook ► We believe U.S. economic growth will slow to 2%, with moderate inflation. We expect the Fed will start to ease monetary policy and cut the federal funds rate. In previous environments of Fed easing, moderate inflation and growth, markets have rallied strongly. In addition, markets are attractively valued. The 2007 estimated P/E ratio for the S&P 500 Index is 15.5, below its long-term historical average.

Over the near term, the U.S. stock market is expected to be volatile. However, given the very favorable factors outlined above, persistent earnings growth and a bullish market sentiment indicator, we believe the stock market could return double digits over the coming 12 months.

	Cumulative Total Return					Cumulative Total Return
PERFORMANCE TABLE[1,4]	Without Maximum Sales Charge (NAV)					With Maximum Sales Charge (POP)

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Quantitative All Cap Class A (began 7/28/06)	18.45%	—	—	17.93%	18.45%	—	—	19.75%
Quantitative All Cap Class B (began 7/28/06)	17.57%	—	—	17.13%	17.57%	—	—	18.87%
Quantitative All Cap Class C (began 7/28/06)	17.57%	—	—	17.13%	17.57%	—	—	18.87%
Quantitative All Cap Class I (began 7/28/06)	18.70%	—	—	18.26%	18.70%	—	—	20.12%
Russell 3000 Index[3,5,6]	14.94%	—	—	16.02%	14.94%	—	—	17.64%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since July 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Quantitative All Cap Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

38

Quantitative Mid Cap Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Norman Ali, Rhonda Chang and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital growth by investing at least 80% of the Fund’s total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall Fund volatility and increase performance.

Sector Weighting*	% of Total

Industrial	18.15
Financial	17.47
Technology	16.35
Consumer, Cyclical	13.31
Consumer, Non-cyclical	12.56
Energy	8.50
Utilities	5.34
Communications	3.93
Basic Materials	2.75
Government	1.64

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Quantitative Mid Cap Class 1 returned 11.39%, underperforming the +16.47% return of the S&P MidCap 400 Index.

Environment ► The S&P MidCap 400 Index outperformed both the large-cap S&P 500 Index and the S&P Small Cap Index. While concerns over housing and tight liquidity dominated the latter part of the period, earnings growth remained strong and came in better than expected, which helped drive performance for the major equity indexes. Strong commodity prices, helped by global demand, especially in emerging economies, led the Materials sector to outperform the overall Index. The Industrial sector was the second best performer, helped by global economic growth, a weak U.S. dollar and robust non-residential construction and agricultural end markets in the U.S. Given the turmoil in the capital markets, and the collapse of the mortgage-backed securities market, Financials was the worst performing sector, followed by Utilities.

While performance was challenging during the past year, there were clear signs of a turnaround, as the Fund ranked in the top quartile for the three months ending Aug 31, 2007. The Fund underperformed its benchmark during the year, with the Energy and Industrial sectors detracting most from performance. Gas-exposed drillers and exploration and production names were hurt as natural gas prices fell 7% on mild weather and above-average storage levels. The Technology sector was the most prominent contributor to Fund performance, as growth in earnings was better than expected for our holdings.

Outlook ► We believe U.S. economic growth will slow to 2%, with moderate inflation. We expect the Federal Reserve will start to ease monetary policy and cut the federal funds rate. In previous environments of Fed easing, moderate inflation and growth, markets have rallied strongly. In addition, markets are attractively valued.

Over the near term, the U.S. stock market is expected to be volatile. However, given the very favorable factors outlined above, persistent earnings growth and a bullish market sentiment indicator, we believe the stock market could return double digits over the coming 12 months.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Quantitative Mid Cap Class 1 (began 10/15/05)	11.39%	—	—	9.10%	11.39%	—	—	17.78%
S&P MidCap 400 Index (10/15/05)[3,4,5]	16.47%	—	—	11.53%	16.47%	—	—	23.28%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

39

Quantitative Value Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Chris Hensen, Brett Hryb and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing at least 65% of the Fund’s assets in large-cap U.S. securities with the potential for long-term growth of capital.

Sector Weighting*	% of Total

Financial	32.21
Energy	12.54
Communications	12.05
Industrial	12.04
Consumer, Non-cyclical	9.45
Utilities	5.33
Technology	4.11
Consumer, Cyclical	3.63
Basic Materials	3.44
Government	1.38

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Quantitative Value Equity Class NAV returned 12.26%, compared to the +12.85% return of the Russell 1000 Value Index.

Environment ► Energy prices were strong. Despite declining in the second half of 2006, oil prices rose again and stood at more than $74 a barrel at the end of August. Economic data has been fairly stable. Employment data has been positive, while key measures of inflation have remained stable. Economic growth moderated over the past year for several reasons. One critical factor curtailing economic growth has been the slowing housing market. Inventories of unsold new and existing homes continued to rise. As a result, prices declined across the U.S.

As low teaser-rate subprime mortgages were reset to higher rates, many marginal homebuyers were unable to cover the higher costs. As a result, defaults and foreclosures spiked dramatically over the past year, and many subprime mortgage market participants were forced into bankruptcy. The ripples were felt throughout the credit market and beyond. Several high-profile hedge funds with subprime and credit exposure were forced to close in 2007.

Among large-cap stocks, growth outperformed value investing by about 5% for the period following several years of value outperforming growth. Within the Russell 1000 Value Index, the strongest sectors were Energy, Materials, Telecommunications, Industrials, Technology and Utilities. The weakest sectors were Financials, Health Care and Consumer Staples. The Fund’s stock selection was strong in the Discretionary and Materials sectors. A number of steel and metals holdings performed extremely well and contributed to performance. Stock selection was weak in the Staples, Energy and Industrials sectors.

Outlook ► We believe U.S. economic growth will slow to 2%, with moderate inflation. We expect the Fed will start to ease monetary policy and cut the federal funds rate. In previous environments of Fed easing, moderate inflation and growth, markets have rallied strongly. In addition, markets are attractively valued.

Over the near term, the U.S. stock market is expected to be volatile. However, given the very favorable factors outlined above, persistent earnings growth and a bullish market sentiment indicator, we believe the stock market could return double digits over the coming 12 months.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Quantitative Value Class 1 (began 10/15/05)	12.12%	—	—	16.05%	12.12%	—	—	32.28%
Quantitative Value Class NAV (began 10/15/05)	12.26%	—	—	16.13%	12.26%	—	—	32.44%
Russell 1000 Value Index[3,4,5]	12.85%	—	—	16.17%	12.85%	—	—	32.54%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

40

Real Estate Equity Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David M. Lee

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term growth through a combination of capital appreciation and current income by primarily investing in the equity securities of real estate companies.

Sector Weighting*	% of Total

Financial	87.07
Consumer, Cyclical	4.83
Basic Materials	1.74

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Real Estate Equity Class NAV returned +1.28%, underperforming the +2.50% return of the DJ Wilshire REIT Index.

Environment ► The real estate market has been weak as long-term investors took profits after seven consecutive years of outstanding performance and record high valuations. Sluggish consumer spending, disappointing housing starts and weak economic growth also weighed on performance.

Commercial real estate securities reversed their long-standing trend of positive performance during the period. Both public and private investors remained attracted to the sector, but the frenzied pace of real estate deals slowed, affecting the real estate investment trust (REIT) sector. Several major sectors in real estate weakened, as subprime lending and tighter underwriting standards had a negative impact on this sector.

Office stocks were down on concerns that the sub-prime market may hurt economic growth, resulting in slower non-farm payroll growth. Regional malls were positive despite valuation concerns and a weaker consumer affected by rising oil prices. Lodging stocks also had positive results during the period.

The apartment sector was one of the worst performing property types on an absolute basis. Subprime lending woes continued to dominate the headlines and could provide a catalyst for apartment demand as home defaulters turn to the rental market. Multifamily starts remained relatively low, limiting the supply of new rental units, which is positive for companies that operate within the apartment sector.

Relative performance benefited from strong stock selection in lodging and a large underweight position in the self-storage industry. However, due to poor stock selection in the office sector, performance trailed the index.

Outlook ► Our current fundamental outlook remains optimistic as we expect positive job growth to have a beneficial impact on commercial real estate against a backdrop of balanced new supply. The recent slowing in the pace of job creation is a risk we are monitoring, but we are optimistic that the Fed can maintain a steady-growth economy.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Real Estate Equity Class NAV (began 4/28/06)	1.28%	—	—	8.31%	1.28%	—	—	11.31%
DJ Wilshire REIT Index[3,5,6]	2.50%	—	—	9.43%	2.50%	—	—	12.80%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Real Estate Equity Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 DJ Wilshire REIT Index is an unmanaged index consisting of actively traded real estate investment trusts.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

41

Real Estate Securities Fund

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson, John W. Vojticek and Asad Kazim

INVESTMENT OBJECTIVE & POLICIES ► To seek a combination of long-term capital appreciation and current income by primarily investing in equity securities of REITs and real estate companies.

Sector Weighting*	% of Total

Financial	95.44
Consumer, Cyclical	2.52

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Real Estate Securities Class 1 returned +4.30% outperforming the +2.28% return of the Morgan Stanley REIT Index.

Environment ► The performance of REITs during the fiscal year was driven by privatization and merger activity occurring at premiums and continued strong demand for high dividend yields during the first half of the period. However, during recent months, widespread problems in the credit market exacerbated the problems facing the already weakening U.S. economy. Uncertainty surrounding economic growth, coupled with the disappearance of cheap credit, led to a revaluation of risk and an increase in required returns.

The Fund outperformed its benchmark for the year due to positive stock selection and despite slightly negative sector selection. Holdings in Apartment, Office, Retail, Hotel, Industrial, Mall and Storage sectors performed well on a relative basis, while holdings within the Health Care and Specialty sectors were a drag on the portfolio.

From a sector perspective, the Mall, Hotel and Office sectors outperformed the overall benchmark, while Retail, Apartment and Specialty sectors lagged. As such, the Fund’s relative sector performance was helped by overweight positions in the Mall, Hotel and Office sectors. However, an overweight position in the weak Apartment sector and an underweight in the strong Retail and Specialty sectors hurt performance.

Outlook ► While we continue to feel that the long-term outlook for REIT returns remains compelling, the near term will likely be driven by expectations around a September Federal Reserve rate cut and assessment of broader economic growth and its impact on real estate fundamentals. Expectations have largely been adjusted to reflect a slowing economy in the second half of 2007 and an expected pick-up in 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Real Estate Securities Class 1 (began 10/15/05)	4.30%	—	—	18.05%	4.30%	—	—	36.59%
Morgan Stanley REIT Index[3,4,5]	2.28%	—	—	17.03%	2.28%	—	—	34.40%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Morgan Stanley REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

42

Real Return Bond Fund

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: John B. Brynjolfsson

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Sector Weighting*	% of Total

Government	65.88
Mortgage Securities	18.49
Financial	3.28
Communications	0.39
Consumer, Non-cyclical	0.31
Energy	0.25
Consumer, Cyclical	0.12
Other	0.11
Natural Resources	0.09
Basic Materials	0.06

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Real Return Bond Class NAV returned +1.95%, underperforming the +3.76% return of the Lehman Brothers Global Real U.S. TIPS Index.

Environment ► The Federal Reserve remained on hold, leaving the federal funds rate at 5.25% throughout the period. Even as concerns about the subprime mortgage sector developed, the Fed focused on stronger economic data and inflation concerns, making it difficult to ease rates. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers that helped offset headwinds from the residential property market. In addition, measures of core inflation remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market. At period end the benchmark 10-year Treasury yielded 4.53%, 20 basis points lower than a year earlier. Ten-year real yields ended the period at 2.35%, 10 basis points higher for the year.

Tactical TIPS duration versus the benchmark added to returns, as real yields rose overall during the year. In contrast, above-benchmark total duration detracted from returns, as global interest rates rose. Exposure to mortgages detracted from returns as spreads widened. Similarly, widening spreads in investment grade and high yield credit holdings impaired results. Exposure to short maturity U.K. rates weighed on returns as the U.K. nominal yield curve flattened.

Exposure to a basket of currencies added slightly to returns as most currencies appreciated relative to the U.S. dollar.

Outlook ► We expect strong global growth with a cyclical slowdown in the U.S. Real global growth should continue to advance at an annual rate of around 5% over the next several years, led largely by rapid expansion in China and India. More mature developed economies should grow at annual rates closer to 2%. The U.S. economy should remain weak in 2007 and 2008. The downturn in the residential property market has not found a bottom and the corresponding impact on homeowners and consumers has yet to be fully realized.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Real Return Bond Class 1 (began 10/15/05)	1.97%	—	—	2.26%	1.97%	—	—	4.29%
Real Return Bond Class NAV (began 10/15/05)	1.95%	—	—	2.27%	1.95%	—	—	4.32%
Lehman Brothers Global Real U.S. TIPS Index[3,4,5]	3.76%	—	—	3.60%	3.76%	—	—	6.87%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Global Real U.S.TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S.Treasury.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

43

Small Cap Fund

Subadviser: Independence Investments, LLC
Portfolio Manager: Charles S. Glovsky

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum capital appreciation consistent with reasonable risk to principal by investing at least 80% of the Fund's net assets in equity securities of small-cap companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	20.41
Financial	14.18
Consumer, Cyclical	13.03
Industrial	11.94
Communications	8.13
Basic Materials	4.18
Technology	4.17
Energy	3.28
Funds	1.67

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Small Cap Class NAV returned +12.96%, outperforming the +11.36% return of the Russell 2000 Index.

Environment ► Market volatility and strong economic cross-currents characterized the markets for the last 12 months. Small-cap stocks posted a 21% gain from September 2006 through June 2007, helped by favorable economic growth prospects, moderate inflation, and strong corporate liquidity and profitability. However, the market began to retrace some of its progress in July due to concerns about credit issues related to subprime debt and the direction of the economy. Some hedge funds and other managers experienced significant losses, causing disruptions in the market as they liquidated positions. Small-cap stocks plunged almost 10% from June through mid-August, before staging a modest recovery at the end of August. In spite of this difficult environment, the Fund, with its stock-specific focus and disciplined, bottom-up strategy, outperformed its benchmark.

Health care holdings made a positive contribution to the portfolio. These included an operator of air medical transportation services, a leader in drug delivery technology and a marketer of diagnostic tests. A supplier of engineered equipment used in producing and storing hydrocarbon and industrial gases benefited from growing investment in global energy infrastructure. A supplier of recycled automotive parts also was a major positive contributor. On the down side, a semiconductor supplier saw a drop in orders from its key markets.

Outlook ► We believe that recent market volatility will play itself out and markets will return to a more normal environment. Economic growth will continue for the remainder of the year, although at a somewhat slower pace, while inflation will remain subdued. Small-cap relative valuations remain somewhat high, but growth appears more attractive than value. We will continue to seek out companies with strong growth prospects that are underappreciated by the market. We have confidence that our disciplined strategy of bottom-up, fundamentally driven stock picking can outperform over a full market cycle.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Cap Class 1 (began 10/15/05)	12.91%	—	—	8.41%	12.91%	—	—	16.40%
Small Cap Class NAV (began 10/15/05)	12.96%	—	—	8.48%	12.96%	—	—	16.53%
Russell 2000 Index[3,4,5]	11.36%	—	—	14.04%	11.36%	—	—	28.00%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

44

Small Cap Index Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index that primarily invests in (a) common stocks that are included in the Russell 2000 Index and (b) securities that are believed to behave in a manner similar to the Index.

Sector Weighting*	% of Total

Consumer, Non-cyclical	16.56
Financial	15.74
Industrial	11.44
Consumer, Cyclical	10.43
Technology	7.53
Communications	7.41
Energy	3.93
Basic Materials	3.13
Utilities	2.22
Diversified	0.19

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Small Cap Index Class NAV returned +10.70%, in line with the +11.36% return of the Russell 2000 Index.

Environment ► The U.S. economy seems to be slowing down, as the first quarter gross domestic product (GDP) grew at a 0.6% annual rate, before bouncing back in the second quarter to a 3.4% annual real growth rate. Despite fears of rising U.S. inflation, in the past year the inflation rate was not significant.

The Federal Reserve has left the benchmark federal funds rate unchanged at 5.25% since mid-2006. In August 2007, the unemployment rate remained at 4.6%, a slight increase from the previous quarter’s 4.5% . While employment in manufacturing, construction and local government education declined, there has been a growth in such industries as health care and food products. Over the past three months, total payroll in the U.S. grew by 44,000 per month. The Conference Board’s Consumer Confidence Index dropped to 105 in August from 111.9 in July.

For the year, Consumer Staples and Materials & Processing were the best performing sectors, returning 28% and 27%, respectively. Integrated Oils and Financial Services were the worst performers, returning –29% and –4%, respectively.

Outlook ► Despite an expected slowdown in the U.S. economy, we don’t foresee a recession in the upcoming year. An interest rate cut is expected in the fall of 2007, which may restore confidence and retail spending. Moreover, gaining access to credit may be tougher for many Americans. The Fed believes that the U.S. economy is not at risk.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Cap Index Fund Class NAV (began 10/29/05)	10.70%	—	—	13.30%	10.70%	—	—	25.86%
Russell 2000 Index[3,5,6]	11.36%	—	—	14.12%	11.36%	—	—	27.52%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Small Cap Index Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

45

Small Cap Opportunities Fund

Subadviser: Munder Capital Management, LLC
Portfolio Managers: Robert E. Crosby, Julie R. Hollinshead and John P. Richardson

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing at least 80% of the Fund’s net assets in equity securities of small-capitalization companies.

Sector Weighting*	% of Total

Financial	21.44
Industrial	17.19
Consumer, Cyclical	15.48
Consumer, Non-cyclical	8.93
Technology	6.30
Communications	4.55
Energy	4.15
Basic Materials	3.34
Utilities	2.40

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Small Cap Opportunities Class NAV returned +4.88%, underperforming the +6.64% return of the Russell 2000 Value Index.

Environment ► With the exception of Financial stocks, every sector of the portfolio had positive absolute returns, with seven of the 10 sectors producing double-digit returns. The contagion of credit concerns, liquidity issues and the subprime mortgage debacle was rapid, broad and unrelenting. It showed little regard for stock fundamentals, and more than three-quarters of the portfolio’s financial holdings produced negative returns during the period. Because the Financial sector represents more than a third of the entire Index weight, any negative sentiment toward the sector can significantly affect its overall performance.

Despite concerns that U.S. consumers would retract, the Consumer Discretionary sector was very strong, with an absolute return of over 20%. Almost half of the stocks within the sector produced double-digit gains, ranging from 11% to 95%. Other areas of significant relative strength included the Information Technology, Industrials, Energy and Utilities sectors.

The strength of the holdings in these sectors was largely due to strong fundamentals and earnings growth, on both an absolute and relative basis. Despite the poor absolute and relative performance of the portfolio’s financial holdings, the earnings performance of a number of companies in the financials sector has continued to meet or exceed guidance, and we remain very positive toward a number of the financials holdings. Most of the weakest performing stocks have experienced significant insider buying, which we view very positively.

In summary, we view the portfolio as attractively structured, based on holdings with strong earnings growth, attractive valuations and profitable business models. Each of these characteristics is compelling, relative to the small-cap segment of the stock market. In addition, we are anticipating that the financials sector will rebound in the fourth quarter.

The overall economy is beginning to show signs of a slowdown, and earnings growth is decelerating. This environment will favor companies that can continue to deliver earnings; it has favored our style in all sectors except Finance. As mentioned, the Financial sector has been in a stressful situation, as credit markets have tightened significantly. Monetary policy will play a big role in steering this key sector through a stressful period. If a soft landing is accomplished, we would expect better performance from Financial stocks, which appear to offer compelling value after lagging over the past 12 months.

Outlook ► We continue to focus on companies with high levels of profitability selling at attractive valuations. Valuations in our portfolio look very attractive relative to the Russell 2000 Value Index, with better fundamentals and superior profitability. The combination of a disciplined focus and attractive relative valuations gives us confidence for the remainder of 2007.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Cap Opportunities Class 1 (began 10/15/05)	4.85%	—	—	7.38%	4.85%	—	—	14.32%
Small Cap Opportunities Class NAV (began 10/15/05)	4.88%	—	—	7.43%	4.88%	—	—	14.42%
Russell 2000 Value Index[3,4,5]	6.64%	—	—	13.33%	6.64%	—	—	26.51%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

46

Small Company Fund

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Wilhelmine von Turk, Thomas P. Vaiana and Brian Ertley

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital growth by investing at least 80% of the Fund’s net assets in stocks of companies that have market capitalization not greater than that of the largest company in the S&P SmallCap 600 Index.

Sector Weighting*	% of Total

Consumer, Non-cyclical	19.88
Industrial	18.95
Financial	14.55
Consumer, Cyclical	11.70
Technology	7.02
Basic Materials	5.34
Communications	5.29
Utilities	4.42
Energy	3.83

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Small Company Class NAV returned +9.13%, underperforming the +14.28% return of the S&P Small Cap 600 Index.

Environment ► U.S. stocks produced robust returns during the past year despite increasing volatility and a downturn late in the period. Corporate earnings growth decelerated but continued to outshine expectations, while heavy merger activity provided support for stocks, thanks to a deluge of leveraged buyouts from private equity firms. The market grew choppy in the last several months and ended the period with a sharp decline as higher energy prices and deteriorating credit conditions — sparked by problems in the subprime lending industry —weighed on investor confidence.

Within the portfolio, the economically sensitive Materials and Industrials sectors contributed the most to absolute performance, along with Telecommunication Services stocks. Energy and Financials were the only segments of the portfolio to decline during the one-year period. The portfolio’s underperformance of its benchmark index resulted primarily from disappointing stock selection in the Information Technology sector, most notably among software makers and Internet companies. Stock choices in the Energy sector also detracted from relative results, especially in the energy services and equipment industry. On the positive side, stock selection was more successful in the Financials sector, led by real estate investment trusts and commercial banks. The portfolio’s Materials stocks also added value, particularly an overweight and strong security selection in the chemicals industry.

Outlook ► Substantial market volatility over the last few months created a challenging investment environment. However, we will remain true to our disciplined investment approach, building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Company Class 1 (began 10/15/05)	9.08%	—	—	5.72%	9.08%	—	—	11.02%
Small Company Class NAV (began 10/15/05)	9.13%	—	—	5.78%	9.13%	—	—	11.15%
S&P Small Cap 600 Index[3,4,5]	14.28%	—	—	10.63%	14.28%	—	—	21.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P Small Cap 600 Index is an unmanaged index composed of 600 U.S. small-sized companies.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

47

Small Company Growth Fund

Subadviser: AIM Capital Management, Inc.
Portfolio Managers: Juliet S. Ellis and Juan R. Hartsfield

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in securities of small-capitalization companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	22.34
Technology	16.26
Industrial	14.05
Consumer, Cyclical	8.79
Communications	7.52
Financial	6.12
Energy	3.59
Utilities	1.30
Basic Materials	0.90

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Small Company Growth Class NAV returned +20.04%, outperforming the +16.36% return of the Russell 2000 Growth Index.

Environment ► Domestic equities posted solid returns during the period, despite volatility that began mid-July and extended through August. Strong economic growth, favorable corporate earnings results, and increased merger and acquisition activity drove equity markets, offsetting high energy prices, the slowing housing market and subprime loan worries late in the period. In this environment, large-, mid- and small-cap stocks all had double-digit returns, with mid caps outperforming large-and small-cap stocks. Additionally, growth stocks outperformed value stocks.

During the period, the Fund posted positive, double-digit returns and outperformed its benchmark, the Russell 2000 Growth Index, largely due to solid stock selection in three sectors — Information Technology, Health Care and Energy. Outperformance in Information Technology was driven by solid stock selection in several industries, including Internet software/services, semiconductors/semiconductor equipment and communications equipment. Strong performance in Health Care was due to stock selection in the biotechnology and health care technology industries. Within the Energy sector, outperformance came from stock selection in energy equipment and services, as well as stock selection and an underweight position in oil, gas and consumable fuels holdings.

Underperformance was most pronounced in the Consumer Discretionary and Materials sectors. Within the Consumer Discretionary sector, performance was held back by poor stock selection in specialty retail, diversified consumer services and hotels/restaurants/leisure. Underperformance in the Materials sector was driven by stock selection and a slight underweight position, as Materials stocks performed well.

Outlook ► The Fund maintains a disciplined strategy of selecting the best investment opportunities based on earnings, quality and valuation. We are positioned for what we believe will be a rebound for growth stocks. Global valuations have converged in recent years, resulting in little disparity in valuation between growth and value stocks. Current valuations suggest little premium is being paid for high-quality growth stocks. As a result, we expect companies that grow faster than expected and that deliver superior returns on capital will outperform, especially as global economic growth could moderate in the face of higher interest rates.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Company Growth Class NAV (began 10/29/05)	20.04%	—	—	16.71%	20.04%	—	—	33.13%
Russell 2000 Growth Index[3,4,5]	16.36%	—	—	13.74%	16.36%	—	—	26.94%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

48

Small Company Value Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Value Index at the time of purchase. The Fund also invests in small companies whose common stocks are believed to be undervalued.

Sector Weighting*	% of Total

Industrial	21.41
Financial	16.14
Consumer, Non-cyclical	12.98
Consumer, Cyclical	9.37
Basic Materials	7.79
Energy	7.41
Technology	5.08
Utilities	3.15
Communications	2.52
Funds	0.43

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Small Company Value Class NAV returned +11.04%, outperforming the +6.64% return of the Russell 2000 Value Index.

Environment ► The stock market enjoyed a strong rally during much of the 12-month period, although a sharp pullback in July erased much of its gains. Until July, shares were boosted by favorable corporate earnings, the Federal Reserve’s steady monetary policy, and substantial merger and acquisition activity. Then, fears grew that problems originating from the subprime mortgage sector might lead to an overall credit crunch, derailing takeover activity and threatening economic growth.

During the period, large-cap stocks seized market leadership from small caps, and growth shares began to outpace value. Materials led sector returns in the Russell 2000 Value Index by a large margin, followed by Consumer Staples, Industrials and Business Services, and Telecommunication Services. Financials and Utilities were the only sectors in the Index to record losses over the period.

Although unspectacular performers on an absolute basis, Financials holdings contributed significantly to relative results due to stock selection. Several holdings gained after becoming the target of acquisitions. Our underweight position in the struggling sector also helped relative returns.

An overweight position in Industrials and Business Services also helped. Stock selection in Machinery was a large contributor at the industry level due to merger and acquisition activity. Stock selection in Health Care, particularly among biotechnology and health care equipment and supplies firms, also helped relative returns.

Stock selection in Consumer Discretionary detracted from results as the consumer experienced a decrease in discretionary income, in particular, higher-end retailers were hurt the most as the consumer switched to lower-priced options. Stock selection in Energy also detracted, partially offset by an overweight position in the robust sector.

Outlook ► Stock market volatility and the specter of an economic slowdown have increased investor anxiety. The increase in risk aversion has created a challenging environment for small-cap investors. Active management will be at a premium, as it will be important to identify those companies best positioned to weather the storm.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Company Value Class 1 (began 10/15/05)	10.98%	—	—	12.49%	10.98%	—	—	24.75%
Small Company Value Class NAV (began 10/15/05)	11.04%	—	—	12.54%	11.04%	—	—	24.86%
Russell 2000 Value Index[3,5,6]	6.64%	—	—	13.33%	6.64%	—	—	26.51%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Small Company Value expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

49

Special Value Fund6

Subadviser : Wellington Management Company, LLP
Portfolio Managers: Timothy J. McCormack, Stephen T. O'Brien and Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital growth by primarily investing in common stocks and other equity securities of small-capitalization U.S. companies.

Sector Weighting*	% of Total

Financial	24.41
Industrial	21.41
Consumer, Cyclical	16.54
Consumer, Non-cyclical	14.88
Utilities	5.39
Energy	3.27
Technology	2.80
Basic Materials	1.41

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Special Value Class NAV returned 8.05%, outperforming the +6.64% return of the Russell 2000 Value Index.

Environment ► The negative news on housing was center stage in recent months. In July and August, markets witnessed a sharp disruption, triggered by problems in the subprime mortgage market. This correction was sparked by tightening lending standards and the increasing interest rates that higher-risk borrowers are being asked to pay. This has hurt the housing market and recently threatened to restrict the number of private equity deals.

While Fund posture is driven by our bottom-up stock selection, Consumer Discretionary was our strongest sector. On a relative basis, Information Technology and Industrials also contributed positively. The Fund’s largest area of underperformance was Financials, where we were hurt by our exposure to real estate-related holdings. Utilities also underperformed the benchmark.

The Fund invests in undervalued securities of high-quality small-cap companies, with a proven track record of above-average profitability. Typically, the companies we own have strong balance sheets and generate healthy levels of cash flow that should enable them to continue to build the value of their businesses. Over the past months, stock prices have been very volatile and we view recent decline in stock prices as a potential opportunity to buy some high-quality companies at attractive valuations.

Outlook ► While Fund posture is driven by our bottom-up stock selection, we ended the fiscal year with an overweight position in Industrials and Consumer Staples and an underweight position in Financials and Materials. We believe that the events of the summer, having spread from the housing downturn to other areas of the financial markets, increase the likelihood of a contraction in the US economy. Banks are likely to tighten credit standards, and we anticipate corporate profits will come under pressure. These developments provide us with an opportunity to identify companies with strong fundamentals and add investment value over time.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Special Value Class 1 (began 10/15/05)	8.05%	—	—	9.58%	8.05%	—	—	18.76%
Russell 2000 Value Index[3,4,5]	6.64%	—	—	13.33%	6.64%	—	—	26.51%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser assignment became effective June 29, 2007. Clearbridge Special Value is being merged into the stronger performing Wellington Small Cap Value fund. Wellington Small Cap Value has produced solid returns, outperforming the index and peer group over the trailing 1-, 3-, and 5-year periods. Wellington’s approach focuses on high quality companies, with a proven record of above average rates of profitability, selling at a discount relative to the overall small cap market.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

6 Board of Trustees approved the merger of Special Value to Small Cap Value on June 29, 2007. Merger will be effective on November 9, 2007.

50

Spectrum Income Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Edmund M. Notzon III, Daniel O. Shackelford, Mark J. Vaselkiv, Ian Kelson and Brian Rogers

INVESTMENT OBJECTIVE & POLICIES ► To seek a high level of current income with moderate share price fluctuation by maintaining broad exposure primarily to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

Sector Weighting*	% of Total

Mortgage Securities	25.46
Government	24.16
Financial	8.87
Communications	7.71
Consumer, Non-cyclical	5.86
Industrial	4.79
Energy	4.55
Consumer, Cyclical	3.76
Utilities	2.33
Basic Materials	2.27

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Spectrum Income Class NAV returned +7.00%, outperforming the +5.26% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Economic growth was relatively slow for most of the last 12 months due to the deepening downturn in residential real estate and generally stricter lending standards following an increase in subprime mortgage defaults and delinquencies. The Federal Reserve kept the federal funds target rate at 5.25% throughout the period. However, the sudden evaporation of financial market liquidity following the collapse of several hedge funds with substantial subprime mortgage exposure prompted the Fed to reduce the discount rate from 6.25% to 5.75% on August 17.

In the last 12 months, within the Fixed Income universe, high-yield corporate bonds produced the best returns, though their gains tapered off in recent months as investors turned risk averse. A significant drop in yields, particularly among shorter maturities, benefited Treasury securities. GNMA mortgage-backed securities generally performed in line with the broad fixed-income market, while investment-grade corporate bonds lagged a bit.

The Fund’s outperformance resulted mainly from several diversifying out-of-benchmark elements, including dividend-paying stocks and high yield bonds. Dividend-paying stocks contributed the most to the Fund’s relative performance as stocks outperformed bonds for the period. International and emerging markets also contributed to relative performance. The portfolio’s long-term U.S. Treasury bond holdings also outperformed the Index. At the end of August, the portfolio increased its allocation to high yield bonds as spreads widened notably from historically tight levels in June. We lowered our allocation to investment grade bonds to fund the increase in high yield.

The Fund benefited from its allocation to more economically sensitive sectors of the market over the last year. The portfolio’s underweight to more interest-sensitive sectors may contribute to weaker performance in periods characterized by a flight to quality and strong relative returns from sectors such as Treasury bonds.

Outlook ► The global growth environment remains a positive despite the U.S. economic slowdown. We believe the portfolio’s broad diversification will serve our shareholders well in the coming months.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Spectrum Income Class NAV (began 10/29/05)	7.00%	—	—	6.75%	7.00%	—	—	12.86%
Lehman Brothers Aggregate Bond Index[3,5,6]	5.26%	—	—	4.49%	5.26%	—	—	8.47%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Spectrum Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

51

Strategic Bond Fund

Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Matthew C. Duda and Mike Buchanan

INVESTMENT OBJECTIVE & POLICIES ► To seek a high level of total return consistent with preservation of capital by investing at least 80% of the Fund’s net assets in fixed-income securities.

Sector Weighting*	% of Total

Mortgage Securities	33.11
Financial	13.90
Government	10.52
Asset Backed Securities	6.51
Energy	4.63
Consumer, Cyclical	4.03
Industrial	3.18
Utilities	2.68
Communications	2.60
Consumer, Non-cyclical	1.90

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Strategic Bond Class NAV returned +3.44%, underperforming the +5.26% return of the Lehman Brothers Aggregate Bond Index.

Environment ► During the period, the yield curve regained its positive slope as the market concluded the Federal Reserve had reached the end of its tightening cycle and would soon begin easing. Inflation measures showed encouraging signs of moderation while economic growth continued at a sub-trend, but healthy clip. An outright seizure in lending markets ultimately convinced investors that looser monetary conditions are the only plausible way forward, despite the Fed’s insistence that inflation risks remain the predominant concern. Core inflation fell from its peak at the beginning of the period back to within the Fed’s comfort zone for the first time in three-plus years. Employment growth remained supportive of consumer spending, though retail sales and durable goods orders moderated.

Home prices began to fall outright, which should help markets clear the inventory of unsold homes and eventually allow homebuilders to get back on their feet. Credit spreads narrowed during the first half of the period, but widened dramatically in the final months. Rising uncertainty over the degree of subprime losses forced swap spreads higher and had a negative effect on mortgage-backed securities. TIPS underperformed their nominal counterparts as the fear of inflation subsided. The price of a barrel of oil rose over 5% while the dollar continued its descent against a trade-weighted basket of currencies.

The Fund’s underweight to U.S. Treasuries hurt relative performance, as U.S. Treasuries outperformed all other fixed income asset classes. Non US government guaranteed securities, which had performed well during the 1st 9 months of the period, experienced a massive sell off across the board during the last 3 months of the period due to a large spike in subprime mortgage delinquencies. In addition, new issuance volumes were swelled by the need for capital from corporations funding share buyback programs and LBO’s. These technical factors overwhelmed the positive fundamental backdrop of strong corporate profitability and liquidity as well as leverage metrics that on balance remain well below historical averages. In the end the broad allocation to high yield was the major contributor to the Fund’s negative relative performance.

Outlook ► Our outlook calls for continued moderate growth and relatively contained inflation. We are positioned with the expectation that there will be no significant changes in key macro-economic variables, but we also have strategies in place that are designed to hedge against unexpected economic weakness and higher-than-expected inflation.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Strategic Bond Class 1 (began 10/15/05)	3.36%	—	—	4.01%	3.36%	—	—	7.86%
Strategic Bond Class NAV (began 10/15/05)	3.44%	—	—	4.08%	3.44%	—	—	7.81%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.26%	—	—	4.59%	5.26%	—	—	8.81%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

52

Strategic Income Fund

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis III, John F. Iles and Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks a high level of current income by investing at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and domestic high yield bonds.

Sector Weighting*	% of Total

Government	47.88
Mortgage Securities	23.02
Consumer, Cyclical	6.77
Communications	5.54
Financial	5.48
Industrial	3.50
Energy	2.53
Consumer, Non-cyclical	2.43
Basic Materials	1.94
Utilities	0.39

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Strategic Income Class NAV returned +4.01%, underperforming the +5.26% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Most of the period witnessed strong global growth, historically tight credit spreads, and a tightening bias by the world’s central banks. With the Federal Reserve on hold, the U.S. dollar depreciated against all major currencies except for the low-yielding Japanese yen. The first nine months saw record debt issuance by high-yield corporate and emerging market sovereigns, as yield-starved investors demanded a seemingly limitless amount of new issues. In June, the environment abruptly changed, as the housing boom, which had been driving the U.S. economy, turned to bust. Fear of widespread mortgage defaults resulted in a general credit crunch and a re-pricing of risky assets. High-yield spreads increased from a low of 2.40% over Treasuries in May to 4.40% as of August 31.

Much of the Fund’s underperformance relative to its benchmark was attributable to subprime mortgage fears, which drove investors to safe-haven U.S. Treasuries in July and August. The Fund maintained an A2 average quality rating and was conservatively positioned relative to other multi-sector bond funds. Our underweight in U.S. Treasury bonds and measured exposure to high yield debt resulted in a two-month underperformance relative to the Index. This two month period alone impacted the funds underperformance for the full period. This is due to the fact that the Lehman Aggregate Index has no High Yield exposure and this sector underperformed. Holdings in Japanese yen-denominated bonds during 2006 detracted from performance. The Fund’s positions in non-dollar Canadian, Australian and Brazilian government bonds added to relative performance. Exposure to U.S. dollar-denominated Brazilian high-yield bonds contributed as well.

Outlook ► Investors have been tentative about making major asset allocation decisions until there is more clarity from the upcoming Fed meeting. Also, volatility has increased in all asset classes from historically low levels. While the U.S. economy has shown signs of weakness, other parts of the world, such as ex-Japan Asia and Europe, have been more resilient. As such, we feel that the U.S. dollar will be challenged and we will look to add value via foreign currency hedging. We will tread cautiously in the current credit environment, but may add to our high-yield and emerging market holdings if spreads widen further and offer compelling value.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Strategic Income Class NAV (began 4/28/06)	4.01%	—	—	4.02%	4.01%	—	—	5.43%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.26%	—	—	6.22%	5.26%	—	—	8.43%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

53

Total Bond Market Fund

Subadviser: Declaration Management and Research, LLC
Portfolio Managers: Peter Farley and James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing at least 80% of its net assets listed in this Index.

Sector Weighting*	% of Total

Mortgage Securities	44.37
Government	30.00
Financial	11.26
Communications	5.13
Energy	1.75
Industrial	1.41
Consumer, Cyclical	1.32
Utilities	1.20
Consumer, Non-cyclical	0.77
Technology	0.37

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► Since its inception in October 2006, the Total Bond Market Class NAV returned +3.54%, underperforming the +4.26% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Interest rates and fixed-income sectors dramatically changed course during the year. Steady economic growth, modest inflation, range-bound interest rates, low volatility and rising equity markets generally describe most of 2006. Entering 2007, the tide began turning with general market uneasiness over slower economic growth offset by the Federal Reserve’s steadfast concern over rising inflation. Interest rates rose sharply in the second quarter, as the market reassessed the Fed’s firm stance on inflation. Concerns over credit risk and the real estate bubble began surfacing, with weakness in the subprime mortgage market. Increasing mortgage delinquencies and defaults took center stage as fears of systematic risk began to grow. The mortgage problem rippled through fixed sectors and the market generally revalued risk for bank loans, corporate debt and commercial real estate.

Fixed-income sectors severely underperformed U.S. Treasuries, especially in July and August. Mortgage securities performed the worst, with riskier bonds significantly declining in valuation. Corporate debt spreads have materially widened as the credit crunch raises concerns over future economic growth.

The Fund slightly underperformed its benchmark, though corporate credit positions outperformed relative to the benchmark as the portfolio held no homebuilders securities and had lower exposure to mortgage company bonds. The portfolio’s mortgage positions mostly tracked the benchmark exposure.

Outlook ► The risk of recession has risen in recent months and presents the Fed with a major dilemma. Economic growth is expected to slow, yet consumers have been resilient and inflation remains elevated. Given the overall weakness in the housing market and tightening credit, we expect the Fed will cut interest rates and help to restore investor confidence. We expect fixed-income sectors to remain volatile for the balance of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Total Bond Market Class NAV (began 10/27/06)	—	—	—	—	—	—	—	3.54%
Lehman Brothers Aggregate Bond Index[3,4,5]	—	—	—	—	—	—	—	4.26%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 27, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertable investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

54

Total Return Fund

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

Sector Weighting*	% of Total

Mortgage Securities	54.86
Financial	21.72
Asset Backed Securities	7.23
Communications	1.08
Government	0.90
Industrial	0.42
Energy	0.42
Other	0.40
Consumer, Non-cyclical	0.38
Consumer, Cyclical	0.32

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the Total Return Class NAV returned +4.26%, underperforming the +5.26% return of the Lehman Brothers Aggregate Bond Index.

Environment ► The Federal Reserve remained on hold, leaving the federal funds rate at 5.25% throughout the period. Even as concerns about the subprime mortgage sector developed, the Fed focused on stronger economic data and inflation concerns, making it difficult to ease rates. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers that helped offset headwinds from the residential property market. In addition, measures of core inflation remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower-quality and first-time borrowers, yet another blow to an already soft housing market. At period end, the benchmark 10-year Treasury yielded 4.53%, 20 basis points lower than a year earlier.

Broad diversification helped returns amid a challenging environment. Tactical duration positioning detracted from returns, as yields fluctuated. An emphasis on shorter maturities to benefit from a growing U.S. yield curve added to performance, as the curve steepened. An overweight to mortgages detracted from returns, as the sector underperformed like-duration Treasuries for the year. An underweight to investment grade credit added to returns, as the sector underperformed like-duration Treasuries. Exposure to emerging market bonds detracted slightly from returns, as spreads widened. An allocation to a basket of currencies added to returns, as most currencies appreciated relative to the U.S. dollar.

Outlook ► We expect strong global growth with a cyclical slowdown in the U.S. Real global growth should continue to advance at an annual rate of around 5% over the next several years, led largely by rapid expansion in China and India. More mature developed economies should grow at annual rates closer to 2%. The U.S. economy should remain weak in 2007 and 2008. The downturn in the residential property market has not found a bottom and the corresponding impact on homeowners and consumers has yet to be fully realized.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Total Return Class 1 (began 10/15/05)	4.26%	—	—	3.94%	4.26%	—	—	7.53%
Total Return Class NAV (began 10/15/05)	4.26%	—	—	3.96%	4.26%	—	—	7.57%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.26%	—	—	4.59%	5.26%	—	—	8.81%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

55

U.S. Global Leaders Growth Fund

Subadviser: Sustainable Growth Advisers, LP
Portfolio Managers: George P. Fraise, Gordon M. Marchand and Robert L. Rohn

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks long-term growth of capital by investing in common stocks of “U.S. Global Leaders”companies that are considered to have a high degree of predictability and above-average sustainable long-term growth.

Sector Weighting*	% of Total

Consumer, Non-cyclical	40.31
Consumer, Cyclical	17.04
Technology	15.07
Industrial	8.85
Financial	6.14
Communications	5.70
Basic Materials	1.92

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the U.S. Global Leaders Growth Class NAV returned +8.57%, underperforming the +15.13% return of the S&P 500 Index.

Environment ► A pervasive sense of complacency about risk has developed in the market over the past few years. Inebriated by more than four years of benign global monetary policies, unsustainably high levels of corporate profit growth, and giddy returns from hedge funds and private equity vehicles, investors have flocked to higher-risk strategies while apparently disregarding the pitfalls and uncertainty inherent in these alternatives. During this period, junk bonds easily outperformed investment-grade bonds, while emerging markets surpassed domestic stocks. Lower-quality companies outpaced their high-quality brethren, resulting in the widest sustained valuation gap between high- and low-quality stocks in more than 20 years.

This valuation disconnect is unsustainable, as is the complacency regarding risk that created it. Inevitably, the environment changes and volatility increases, as it has in recent months. When complacency has diminished in the past, high-quality stocks have outperformed. The very recent trend bears that out.

Consumer-related holdings contributed to the portfolio’s underperformance while Health Care and Financials added value. During the past year, we eliminated a biotechnology firm and a computer maker, each of which faced numerous problems. We also replaced a home improvement retailer and an overnight freight shipper with competitors. In each case, we upgraded the quality and earnings visibility of our holdings by adding companies that are gaining market share and executing their business strategy better.

Outlook ► The portfolio holds a stable of high-quality businesses, with strong earnings predictability and high sustainable growth rates, and it trades at very attractive valuations. More than half of our holdings are trading at price-earnings ratios that are more than 25% lower than their 20-year average, an unprecedented occurrence. It is encouraging to see that in the past couple of months, as concerns about the pace of economic growth and the extent of the subprime crisis have spread, investors have gravitated back to high-quality companies and the portfolio has seen a marked improvement in performance.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. Global Leaders Growth Class 1 (began 10/15/05)	8.57%	—	—	3.93%	8.57%	—	—	7.52%
U.S. Global Leaders Growth Class NAV (began 10/15/05)	8.57%	—	—	3.98%	8.57%	—	—	7.61%
S&P 500 Index[3,4,5]	15.13%	—	—	14.36%	15.13%	—	—	28.69%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

56

U.S. Government Securities Fund

Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Ronald D. Mass and Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES ► To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and derivative securities.

Sector Weighting*	% of Total

Mortgage Securities	62.99
Asset Backed Securities	8.80
Government	7.34

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the U.S. Government Securities Class NAV returned +3.69%, underperforming the +6.03% return of the Citigroup 1-10 Year Treasury Index.

Environment ► During the period, the yield curve regained its positive slope as the market concluded the Federal Reserve had reached the end of its tightening cycle and would soon begin easing. Inflation measures showed encouraging signs of moderation while economic growth continued at a sub-trend, but healthy clip. An outright seizure in lending markets ultimately convinced investors that looser monetary conditions are the only plausible way forward, despite the Fed’s insistence that inflation risks remain the predominant concern. Core inflation fell from its peak at the beginning of the period back to within the Fed’s comfort zone for the first time in three-plus years. Employment growth remained supportive of consumer spending, though retail sales and durable goods orders moderated.

Home prices began to fall outright, which should help markets clear the inventory of unsold homes and eventually allow homebuilders to get back on their feet. Credit spreads narrowed during the first half of the period, but widened dramatically in the final months. Rising uncertainty over the degree of subprime losses forced swap spreads higher and had a negative effect on mortgage-backed securities. TIPS underperformed their nominal counterparts as the fear of inflation subsided. The price of a barrel of oil rose over 5% while the dollar continued its descent against a trade-weighted basket of currencies.

The Fund’s overweight exposure to the high-quality Agency mortgage-backed sector was a negative as the sector underperformed U.S. Treasury securities. The mortgage backed securities (MBS) sector historically has provided attractive returns versus US Treasury securities. Over the last year they have not for several reasons. As problems in the sub-prime mortgage sectors spread, market volatility also rose, negatively impacting the sector. All non-US Treasury sectors were hurt as spreads widened. The agency mortgage sector was hurt, even without credit concerns, as traders used the sector to hedge their growing inventory of non-agency MBS. More recently, the significant increase in term LIBOR caused many leveraged investors to exit positions as the cost of financing rose.

These factors were the causes of the significant under performance in the MBS sector specifically and in the portfolio as well. We view the MBS sector as very attractive and we remain over weight in the portfolio.

Outlook ► Our outlook calls for continued moderate growth and relatively contained inflation. We are positioned with the expectation that there will be no significant changes in key macro-economic variables, but we also have strategies in place that are designed to hedge against unexpected economic weakness and higher-than-expected inflation.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

U.S. Government Securities Class 1 (began 10/15/05)	3.62%	—	—	3.45%	3.62%	—	—	6.59%
U.S. Government Securities Class NAV (began 10/15/05)	3.69%	—	—	3.52%	3.69%	—	—	6.71%
Citigroup 1-10 Year Treasury Index[3,4,5]	6.03%	—	—	4.51%	6.03%	—	—	8.83%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Citigroup 1-10 Year Treasury Index is a broad measure of the performance of the short-term and medium-term U.S.Treasury securities.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

57

U.S. High Yield Bond Fund

Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser and Niklas Nordenfelt

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks total return with a high level of current income by primarily investing in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities. The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Sector Weighting*	% of Total

Communications	23.50
Consumer, Non-cyclical	17.95
Consumer, Cyclical	14.20
Financial	11.33
Industrial	8.39
Energy	7.11
Basic Materials	5.61
Technology	4.37
Utilities	2.96
Asset Backed Securities	0.32

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the U.S. High Yield Bond Class NAV returned 6.02% versus the 6.72% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ► Fixed income markets began the period with strong demand from overseas investors and significant structured product creation, including collateralized debt obligations (CDOs), driving credit spreads to historically low levels. Interest rates remained range-bound through the first quarter of 2007, as the first signs of subprime mortgage problems arose and market volatility was triggered by the sudden Chinese equity market sell-off in late February. The increase in market volatility, combined with stronger-than-expected growth during the first part of 2007, drove interest rates higher during the second quarter, with the 10-year Treasury yield peaking at 5.30% in mid-June. Credit spreads also began to widen during the last quarter, especially in shorter-term maturities, as the market started to re-assess required risk premiums.

In July and August, we witnessed a significant repricing of risk across all markets as subprime problems spread to other sectors. Hedge fund failures and margin calls pressured market liquidity, even rocking the normally uneventful money market sector. The market saw a “flight to quality” and steeper yield curve, with the 10-year Treasury yield falling to 4.53% at period-end. As the Treasury market rallied, credit spreads widened in all non-Treasury fixed income sectors, causing all sectors to underperform for the year-to-date.

Outlook ► We continue to be concerned with the impact of the problems in subprime mortgage market on supply/demand imbalances in the high yield market. If these imbalances are not resolved in an orderly fashion, the reduced willingness to lend and/or finance could affect consumer spending and consumer confidence.

The positive default environment remains intact, as the Moody’s default rate for high yield bonds is still only 1.5% . We expect default rates to increase as the credit cycle ages and we feel that the most significant risk to a meaningful spike in defaults rests in market liquidity conditions. Poor liquidity could make it harder for companies to refinance.

The Fund’s current sector overweights include cable/telecommunications and consumer staples; housing-related, finance, and energy sectors are significantly underweight. The Fund’s positions are concentrated in secured non-cyclical issuers with an eye towards purchasing attractively priced (oversold) securities.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. High Yield Bond Class Class 1 (began 10/15/05)	5.94%	—	—	6.66%	5.94%	—	—	12.88%
U.S. High Yield Bond Class Class NAV (began 10/15/05)	6.02%	—	—	6.71%	6.02%	—	—	12.99%
Merrill Lynch U.S. High Yield Master II Constrained Index[3,4,5]	6.72%	—	—	6.55%	6.72%	—	—	12.93%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

58

U.S. Multi Sector Fund

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES ► The Fund seeks total return greater than its benchmark, the Russell 3000 Index, and invests at least 80% of its net assets in investments tied economically to the U.S.

Sector Weighting*	% of Total

Consumer, Non-cyclical	24.70
Consumer, Cyclical	21.88
Technology	12.26
Energy	11.22
Financial	8.82
Industrial	6.55
Communications	4.72
Basic Materials	1.63
Government	1.48
Utilities	0.94

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year ended August 31, 2007, the U.S. Multi Sector Class NAV returned +9.93%, underperforming the +14.94% return of the Russell 3000 Index.

Environment ► The period began positively, with historically low market volatility, strong corporate profits and a glut of private equity deals fueled by ubiquitous financial liquidity. However, that spirit of optimism was washed away, as trouble in subprime mortgages spilled over into the broader credit and equity markets in July. Just weeks after the S&P 500 Index hit an all-time high, the Federal Reserve began injecting liquidity into a faltering financial system, in an attempt to curb the turmoil in the credit market. As equity market volatility returned with a vengeance, investor risk tolerance abated and market indexes plunged lower in early August.

The late-period market turmoil notwithstanding, the period as a whole was dominated by strong investor appetite for risky, lower-quality stocks. The lower-risk, higher-quality securities that our valuation discipline found attractive underperformed in a risk-oriented market for much of the period. While these higher-quality selections fared better later in the period, as risk aversion returned, they still finished in negative territory.

Our momentum discipline capitalized on the rising broad market. The discipline is designed to identify stocks that have performed well recently and appear poised to continue outperforming. With this orientation, the momentum discipline added value by selecting many leading performers. The sector detracting most from performance during the period was Health Care, where our stock selection and overweight position hurt returns. Retail also detracted from performance, as our stock selection and overweight position cost the Fund returns. In Technology, our underweight position and weak stock selection detracted from returns. On the positive side, our overweight position in the Oil & Gas sector added to relative returns. In addition, our aversion to risky companies paid off in certain sectors. In particular, our underweight in Financials was positive.

Outlook ► The late-period market volatility left investors wondering if the bull market had finally ended. The upcoming months will show whether the market’s recent trend toward risk aversion will persist or if risk taking will resume in full force. The Fund remains overweight in higher quality stocks and we believe is well positioned to face further market volatility.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. Multi Sector Class NAV (began 10/24/05)	9.93%	—	—	7.64%	9.93%	—	—	14.60%
Russell 3000 Index[3,4,5]	14.94%	—	—	13.77%	14.94%	—	—	27.00%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 24, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

59

Value Fund

Subadviser: Van Kampen Investments
Portfolio Managers: James Gilligan, Thomas Bastian, Thomas R. Copper, James Roeder and Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES ► To realize an above-average total return over a market cycle of three to five years by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index

Sector Weighting*	% of Total

Consumer, Non-cyclical	21.44
Financial	18.18
Consumer, Cyclical	10.40
Industrial	8.83
Utilities	8.66
Energy	7.34
Government	7.01
Technology	6.33
Communications	5.67
Basic Materials	5.04

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► Since its inception October 2006, the Value Class NAV returned +14.45%, outperforming the +6.22% return of the Russell Midcap Value Index.

Environment ► Mid-cap stocks performed well on the whole, although progress was hampered by a market correction in August. Mid-cap stocks had benefited from the surge in merger and acquisition and private equity activities for the past several years, as subjects of takeovers or on speculation. However, few, if any, areas of the broad stock market were spared from the tumultuous time in July and August 2007, in which investors digested a string of bad news about the effects of the sub-prime mortgage market’s woes on other areas of the economy. Nonetheless, for the year overall, all sectors within the Russell Midcap Value Index had positive returns, except for Financial Services.

The Fund’s outperformance relative to the Russell Midcap Value Index was driven in large part by positioning within Financial Services. Real estate investment trusts (REITs) and regional banks performed poorly amid the weakening housing market and subprime mortgage problems, but the Fund had no exposure to REITs and limited positions in regional bank stocks. The Consumer Discretionary sector also added value due to stock selection in retail and media companies. Within Technology, a holding in a communications equipment company was a standout positive contributor. The Fund’s relative performance was also boosted by stock selection in the Energy sector, particularly among exploration and production companies, which continued to benefit from high oil prices.

The Consumer Staples sector detracted from the Fund’s relative performance. An underweight allocation to Utilities also hampered relative returns, as the sector performed well. On an absolute basis, all sectors in the portfolio generated positive returns for the year.

Outlook ► We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change, such as new company management, products, or growth or consolidation within an industry or sector.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Value Class NAV (began 10/27/06)	—	—	—	—	—	—	—	14.45%
Russell Midcap Value Index[3,4,5]	—	—	—	—	—	—	—	6.22%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 27, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Companies with lower price-to-book ratios and lower forecasted growth value.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

60

Value & Restructuring Fund

Subadviser: UST Advisers, Inc.
Portfolio Managers: David J. Williams, Timothy Evnin and John McDermott

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital appreciation by investing at least 65% of the Fund’s assets in common stocks of U.S. and foreign companies whose share price does not reflect the economic value of the company's assets, but where its restructuring efforts or industry consolidation will serve to highlight the true value of the company.

Sector Weighting*	% of Total

Financial	19.87
Energy	18.54
Industrial	12.59
Communications	9.75
Consumer, Non-cyclical	9.69
Basic Materials	8.71
Consumer, Cyclical	7.17
Technology	1.18
Mortgage Securities	0.87
Utilities	0.46

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Value & Restructuring Class NAV returned +18.12%, outperforming the +15.13% return of the S&P 500 Index.

Environment ► Despite heightened concerns over looming subprime mortgage defaults since late June, the Fund continued to perform well. We believe the Fund’s strong performance is primarily the result of its exposure to energy and other natural resource companies. The extent and duration of the commodity price rally has exceeded even our bullish expectations.

Many of the best performing stocks for the past 12 months benefited directly from these global growth trends. Among the weakest performers were companies with some degree of mortgage exposure and a handful that experienced specific operating problems. Fortunately, this latter group made up a relatively small percentage of the portfolio, and was not too detrimental to overall performance.

Recent turmoil in credit markets significantly affected stocks of financial companies. However, this type of market favors a long-term investment focus, as good companies perceived to be facing a degree of near-term distress can be purchased at attractive prices. It’s worth keeping a few salient points in mind. We believed stocks were attractively valued in mid-August and find them all the more so today. Monetary policy appears sufficiently tight to allow for a bit of easing should liquidity become considerably more constrained. Further, we believe corporate earnings and underlying economic conditions seem adequate to support higher stock prices and are unlikely to decline precipitously.

Outlook ► We expect recent market declines will reverse. To the extent stock prices fall further and relative valuations change again, we will make additional changes to the portfolio while continuing to emphasize diversification. We remain fully invested in stocks because the market still appears reasonably priced and restructuring opportunities abound. Stock valuations remain in the middle of their historic range at about 16 times this year’s expected earnings, which is a very good value compared to low bond yields and a dysfunctional real estate market. In comparison, the P/E ratio for the Fund’s holdings currently is about 14 times expected earnings.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Value & Restructuring Class NAV (began 10/29/05)	18.12%	—	—	15.79%	18.12%	—	—	31.20%
S&P 500 Index[3,4,5]	15.13%	—	—	13.92%	15.13%	—	—	27.30%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

61

Vista Fund

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glen A. Fogle, David M. Holland and Bradley J. Eixmann

INVESTMENT OBJECTIVE & POLICIES ► To seek long-term capital growth by investing in common stocks of companies that are medium-sized and smaller at the time of purchase.

Sector Weighting*	% of Total

Industrial	23.15
Communications	18.70
Consumer, Cyclical	13.34
Consumer, Non-cyclical	11.94
Technology	8.88
Energy	5.08
Basic Materials	2.65
Utilities	1.43
Financial	1.22

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ► For the year ended August 31, 2007, the Vista Class NAV returned +34.30%, outperforming the +19.31% return of the Russell Midcap Growth Index.

Environment ► U.S. stocks produced healthy returns during the period, despite an economic slowdown brought on by a sharp decline in the housing market. As economic growth cooled, market leadership changed course. For the first time since the technology bubble burst in 2000, mid-and large-cap stocks outperformed small-cap stocks, and growth stocks outpaced their value counterparts. Mid-cap growth stocks, in particular, were the strongest performers. Among mid-cap stocks, the Russell Midcap Growth Index gained 19.31%, compared with 12.43% for the Russell Midcap Value Index.

The Fund held an overweight position in Industrials stocks, which made the largest contribution to portfolio returns. Within the sector, we focused on the aerospace and defense industry, particularly those companies benefiting from a parts replacement cycle and expanding orders in global commercial aviation. An overweight in construction and engineering firms also helped performance. Holdings within this group are involved in a variety of major projects, including the construction of power plants, which have benefited from growing global demand for energy infrastructure. An overweight in Telecommunication Services also contributed to portfolio gains, led by investments in wireless providers serving burgeoning foreign markets. Recognizing the drag that high oil prices have on consumers’ discretionary spending levels, we maintained an underweight position in Consumer Discretionary stocks, which further helped relative performance.

The portfolio held an underweight in the Energy sector during the period. This hampered relative performance, as the sector continued to benefit from rising prices. An underweight among oil and gas producers, whose share prices generally benefited from rising prices for crude oil and refined products, held back relative gains.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2007	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Vista Class NAV (began 10/29/05)	34.30%	—	—	21.62%	34.30%	—	—	43.70%
Russell Midcap Growth Index[3,4,5]	19.31%	—	—	14.67%	19.31%	—	—	28.86%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

62

John Hancock Funds II

Shareholder Expense Example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Absolute Return, in addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. Had these indirect expenses been reflected in the following analysis, total expense would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2007 through August 31, 2007).

Actual expenses

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period *	Annualized
	Account Value	Account Value	3-1-07 –	Expense
	3-1-07	8-31-07	8-31-07	Ratio

Absolute Return **

Class A — Actual	$1,000.00	$1,013.79	$2.79	0.55%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%
Class B — Actual	1,000.00	1,009.22	6.33	1.25%
Class B — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
Class C — Actual	1,000.00	1,009.22	6.33	1.25%
Class C — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
Class 1 — Actual	1,000.00	1,014.69	1.52	0.30%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.69	1.53	0.30%

Active Bond

Class 1 — Actual	$1,000.00	$1,003.85	$3.69	0.73%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.53	3.72	0.73%
Class NAV — Actual	1,000.00	1,004.10	3.43	0.68%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.78	3.47	0.68%

All Cap Core

Class NAV — Actual	$1,000.00	$1,030.48	$4.25	0.83%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%

All Cap Growth

Class 1 — Actual	$1,000.00	$1,094.21	$5.12	0.97%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Class NAV — Actual	1,000.00	1,094.67	4.86	0.92%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%

63

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period *	Annualized
	Account Value	Account Value	3-1-07 –	Expense
	3-1-07	8-31-07	8-31-07	Ratio

All Cap Value

Class 1 — Actual	$1,000.00	$1,056.95	$5.24	1.01%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Class NAV — Actual	1,000.00	1,055.83	4.66	0.90%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%

Blue Chip Growth

Class 1 — Actual	$1,000.00	$1,088.74	$4.53	0.86%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Class NAV — Actual	1,000.00	1,089.35	4.27	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%

Capital Appreciation

Class 1 — Actual	$1,000.00	$1,048.59	$4.18	0.81%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Class NAV — Actual	1,000.00	1,048.54	3.92	0.76%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%

Core Bond

Class 1 — Actual	$1,000.00	$1,011.24	$4.11	0.81%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Class NAV — Actual	1,000.00	1,011.49	3.85	0.76%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%

Core Equity

Class 1 — Actual	$1,000.00	$997.49	$4.33	0.86%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Class NAV — Actual	1,000.00	997.49	4.08	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%

Emerging Growth

Class 1 — Actual	$1,000.00	$1,083.43	$4.36	0.83%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%
Class NAV — Actual	1,000.00	1,084.03	4.10	0.78%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

Emerging Markets Value †

Class NAV — Actual	$1,000.00	$1,102.00	$5.84	1.65%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,011.29	5.59	1.65%

Emerging Small Company

Class 1 — Actual	$1,000.00	$1,095.95	$5.60	1.06%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Class NAV — Actual	1,000.00	1,095.91	5.34	1.01%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Equity-Income

Class 1 — Actual	$1,000.00	$1,034.99	$4.36	0.85%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class NAV — Actual	1,000.00	1,035.56	4.10	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%

Fundamental Value

Class 1 — Actual	$1,000.00	$1,041.47	$4.37	0.85%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class NAV — Actual	1,000.00	1,041.52	4.12	0.80%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%

Global Bond

Class 1 — Actual	$1,000.00	$1,015.08	$4.47	0.88%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Class NAV — Actual	1,000.00	1,015.81	4.22	0.83%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%

64

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period *	Annualized
	Account Value	Account Value	3-1-07 –	Expense
	3-1-07	8-31-07	8-31-07	Ratio

Global Real Estate

Class NAV — Actual	$1,000.00	$920.65	$5.23	1.08%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.76	5.50	1.08%

High Income

Class NAV — Actual	$1,000.00	$978.65	$3.59	0.72%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

High Yield

Class 1 — Actual	$1,000.00	$981.52	$3.70	0.74%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Class NAV — Actual	1,000.00	981.67	3.45	0.69%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.73	3.52	0.69%

Index 500

Class NAV — Actual	$1,000.00	$1,055.72	$2.64	0.51%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.63	2.60	0.51%

International Equity Index

Class NAV — Actual	$1,000.00	$1,087.97	$3.00	0.57%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.33	2.91	0.57%

International Opportunities

Class 1 — Actual	$1,000.00	$1,094.62	$5.65	1.07%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Class NAV — Actual	1,000.00	1,095.02	5.39	1.02%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%

International Small Cap

Class 1 — Actual	$1,000.00	$1,144.12	$6.22	1.15%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.41	5.85	1.15%
Class NAV — Actual	1,000.00	1,144.66	5.95	1.10%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%

International Small Company

Class NAV — Actual	$1,000.00	$1,057.80	$5.81	1.12%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%

International Value

Class 1 — Actual	$1,000.00	$1,062.47	$5.15	0.99%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Class NAV — Actual	1,000.00	1,063.14	4.89	0.94%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%

Investment Quality Bond

Class 1 — Actual	$1,000.00	$1,008.84	$3.90	0.77%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Class NAV — Actual	1,000.00	1,009.09	3.65	0.72%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

Large Cap

Class 1 — Actual	$1,000.00	$1,033.33	$4.10	0.80%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%
Class NAV — Actual	1,000.00	1,033.97	3.85	0.75%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%

Large Cap Value

Class 1 — Actual	$1,000.00	$1,033.11	$4.71	0.92%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Class NAV — Actual	1,000.00	1,033.45	4.46	0.87%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%

65

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period *	Annualized
	Account Value	Account Value	3-1-07 –	Expense
	3-1-07	8-31-07	8-31-07	Ratio

Mid Cap Index

Class NAV — Actual	$1,000.00	$1,032.67	$2.66	0.52%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.58	2.65	0.52%

Mid Cap Intersection †

Class NAV — Actual	$1,000.00	$959.00	$4.62	1.40%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,012.13	4.75	1.40%

Mid Cap Stock

Class 1 — Actual	$1,000.00	$1,118.30	$4.91	0.92%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Class NAV — Actual	1,000.00	1,118.75	4.65	0.87%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%

Mid Cap Value

Class 1 — Actual	$1,000.00	$1,010.56	$4.66	0.92%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Class NAV — Actual	1,000.00	1,011.05	4.56	0.90%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%

Mid Cap Value Equity

Class NAV — Actual	$1,000.00	$1,067.29	$4.79	0.92%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%

Natural Resources

Class 1 — Actual	$1,000.00	$1,184.73	$6.39	1.16%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.36	5.90	1.16%
Class NAV — Actual	1,000.00	1,184.74	6.11	1.11%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.61	5.65	1.11%

Quantitative All Cap

Class A — Actual	$1,000.00	$1,064.34	$5.72	1.10%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%
Class B — Actual	1,000.00	1,060.82	9.35	1.80%
Class B — Hypothetical (5% annualized return before expenses)	1,000.00	1,016.13	9.15	1.80%
Class C — Actual	1,000.00	1,060.82	9.35	1.80%
Class C — Hypothetical (5% annualized return before expenses)	1,000.00	1,016.13	9.15	1.80%
Class I — Actual	1,000.00	1,065.18	4.16	0.80%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%

Quantitative Mid Cap

Class 1 — Actual	$1,000.00	$1,017.25	$4.37	0.86%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%

Quantitative Value

Class 1 — Actual	$1,000.00	$1,015.63	$3.76	0.74%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Class NAV — Actual	1,000.00	1,016.78	3.51	0.69%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.73	3.52	0.69%

Real Estate Equity

Class NAV — Actual	$1,000.00	$866.29	$4.09	0.87%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%

Real Estate Securities

Class 1 — Actual	$1,000.00	$869.14	$3.49	0.74%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%

Real Return Bond

Class 1 — Actual	$1,000.00	$1,014.39	$3.96	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%
Class NAV — Actual	1,000.00	1,014.74	3.71	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.53	3.72	0.73%

66

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period *	Annualized
	Account Value	Account Value	3-1-07 –	Expense
	3-1-07	8-31-07	8-31-07	Ratio

Small Cap

Class 1 — Actual	$1,000.00	$1,022.61	$4.89	0.96%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Class NAV — Actual	1,000.00	1,022.57	4.64	0.91%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%

Small Cap Index

Class NAV — Actual	$1,000.00	$1,002.35	$2.78	0.55%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%

Small Cap Opportunities

Class 1 — Actual	$1,000.00	$966.21	$5.35	1.08%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.76	5.50	1.08%
Class NAV — Actual	1,000.00	966.07	5.10	1.03%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%

Small Company

Class 1 — Actual	$1,000.00	$983.05	$6.10	1.22%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.06	6.21	1.22%
Class NAV — Actual	1,000.00	983.08	5.85	1.17%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.31	5.96	1.17%

Small Company Growth

Class NAV — Actual	$1,000.00	$1,063.36	$5.72	1.10%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%

Small Company Value

Class 1 — Actual	$1,000.00	$1,003.89	$5.35	1.06%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Class NAV — Actual	1,000.00	1,004.28	5.10	1.01%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%

Special Value

Class 1 — Actual	$1,000.00	$994.53	$5.38	1.07%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%

Spectrum Income

Class NAV — Actual	$1,000.00	$1,014.78	$4.37	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%

Strategic Bond

Class 1 — Actual	$1,000.00	$983.19	$3.95	0.79%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%
Class NAV — Actual	1,000.00	983.39	3.70	0.74%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%

Strategic Income

Class NAV — Actual	$1,000.00	$1,015.36	$3.91	0.77%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%

Total Bond Market

Class NAV — Actual	$1,000.00	$1,012.46	$2.84	0.56%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%

Total Return

Class 1 — Actual	$1,000.00	$1,011.11	$4.36	0.86%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Class NAV — Actual	1,000.00	1,011.38	4.11	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%

67

John Hancock Funds II

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period *	Annualized
	Account Value	Account Value	3-1-07 –	Expense
	3-1-07	8-31-07	8-31-07	Ratio

U.S. Global Leaders Growth

Class 1 — Actual	$1,000.00	$1,026.26	$3.93	0.77%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Class NAV — Actual	1,000.00	1,026.22	3.68	0.72%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

U.S. Government Securities

Class 1 — Actual	$1,000.00	$1,002.69	$3.89	0.77%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Class NAV — Actual	1,000.00	1,002.96	3.63	0.72%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

U.S. High Yield Bond

Class 1 — Actual	$1,000.00	$991.30	$4.22	0.84%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.97	4.28	0.84%
Class NAV — Actual	1,000.00	991.55	3.97	0.79%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%

U.S. Multi Sector

Class NAV — Actual	$1,000.00	$1,025.43	$4.14	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%

Value

Class NAV — Actual	$1,000.00	$1,057.35	$5.13	0.99%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%

Value & Restructuring

Class NAV — Actual	$1,000.00	$1,056.42	$4.46	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%

Vista

Class NAV — Actual	$1,000.00	$1,210.61	$5.29	0.95%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

** Absolute Return’s expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

† Emerging Markets Value and Mid Cap Intersection commenced operations on May 1, 2007. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (123), and divided by 365 (to reflect the one-half year period).

68

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

Assets	Absolute Return	Active Bond	All Cap Core	All Cap Growth

Investments in unaffiliated issuers, at value	$605,303	$563,976,487	$426,720,179	$125,766,390
Investments in affiliated issuers, at value (Note 2)	5,021,959[1]	—	2,163,206	2,507,694
Securities loaned, at value (Note 2)	—	—	2,120,790	2,458,524
Repurchase agreements, at value (Note 2)	—	3,715,000	46,639,000	3,546,000
Total investments, at value	5,627,262	567,691,487	477,643,175	134,278,608
Cash	30,372	661	230	5
Foreign currency, at value	—	505,539	—	41,417
Receivable for investments sold	—	—	—	583,300
Receivable for fund shares sold	—	246,108	5,550	195
Dividend, interest and other receivable (net of tax)	—	4,517,503	687,228	79,924
Receivable for futures variation margin	4,093	—	532,595	—
Receivable due from adviser	6,243	—	—	549
Other assets	70	—	—	—
Total assets	5,668,040	572,961,298	478,868,778	134,983,998

Liabilities

Payable for investments purchased	—	141,744	—	251,155
Payable for delayed delivery securities purchased	—	14,112,987	—	—
Payable for forward foreign currency exchange contracts (Note 2)	—	1,226	—	—
Payable for fund shares repurchased	—	—	—	11,313
Payable upon return of securities loaned (Note 2)	—	—	2,163,206	2,507,694
Payable to affiliates
Fund administration fees	54	2,542	1,506	1,399
Trustees’ fees	—	264	124	95
Other payables and accrued expenses	25,128	104,030	42,108	43,075
Total liabilities	25,182	14,362,793	2,206,944	2,814,731

Net assets

Capital paid-in	$5,131,636	$560,943,920	$445,490,181	$98,809,993
Undistributed net investment income (loss)	103,895	5,013,545	4,237,201	169,879
Accumulated undistributed net realized gain (loss) on investments, futures
contracts, options written and foreign currency transactions	89,129	(4,061,963)	24,116,879	8,052,460
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and liabilities
in foreign currencies	318,198	(3,296,997)	2,817,573	25,136,935
Net assets	$5,642,858	$558,598,505	$476,661,834	$132,169,267
Investments in unaffiliated issuers, including repurchase agreements, at cost	$600,496	$571,002,549	$471,143,294	$106,633,833
Investments in affiliated issuers, at cost	$4,708,568	—	$2,163,206	$2,507,694
Foreign currency, at cost	—	$490,261	—	$41,845

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A
Net assets	$1,415,495	—	—	—
Shares outstanding	128,382	—	—	—
Net asset value and redemption price per share	$11.03	—	—	—
Class B2
Net assets	$1,403,848	—	—	—
Shares outstanding	128,167	—	—	—
Net asset value, offering price and redemption price per share	$10.95	—	—	—
Class C2
Net assets	$1,403,853	—	—	—
Shares outstanding	128,167	—	—	—
Net asset value, offering price and redemption price per share	$10.95	—	—	—
Class 1
Net assets	$1,419,662	$36,008,890	—	$33,044,165
Shares outstanding	128,457	3,774,474	—	1,713,780
Net asset value, offering price and redemption price per share	$11.05	$9.54	—	$19.28
Class NAV
Net assets	—	$522,589,615	$476,661,834	$99,125,102
Shares outstanding	—	54,810,697	43,090,952	5,133,002
Net asset value, offering price and redemption price per share	—	$9.53	$11.06	$19.31
Maximum public offering price per share:
Class A3 (net asset value per share ÷ 95%)	$11.61	—	—	—

1 See Note 10.

2 Redemption price is equal to net asset value less any applicable contingent sales charges (Note 3).

3 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.	69

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

Assets	All Cap Value	Blue Chip Growth	Capital Appreciation	Core Bond

Investments in unaffiliated issuers, at value	$93,017,902	$1,646,061,327	$628,300,645	$293,675,558
Investments in affiliated issuers, at value (Note 2)	1,590,523	43,687,002	14,681,132	—
Securities loaned, at value (Note 2)	1,559,336	42,830,394	14,393,267	—
Repurchase agreements, at value (Note 2)	1,485,000	2,078,000	14,071,000	2,519,000
Total investments, at value	97,652,761	1,734,656,723	671,446,044	296,194,558
Cash	440	289	368	5,823
Receivable for investments sold	373,453	4,938,290	—	1,441,263
Receivable for delayed delivery securities sold	—	—	—	80,754,898
Receivable for fund shares sold	30,864	—	—	38,292
Dividend, interest and other receivable (net of tax)	142,292	1,364,481	478,081	1,913,584
Total assets	98,199,810	1,740,959,783	671,924,493	380,348,418

Liabilities

Payable for investments purchased	460,356	9,690,344	4,266,033	2,075,650
Payable for delayed delivery securities purchased	—	—	—	109,232,247
Payable for fund shares repurchased	35,781	951,884	944,686	387
Payable upon return of securities loaned (Note 2)	1,590,523	43,687,002	14,681,132	—
Payable to affiliates
Fund administration fees	1,948	7,560	2,573	1,465
Trustees’ fees	121	866	321	135
Other payables and accrued expenses	44,421	108,142	46,199	85,368
Total liabilities	2,133,150	54,445,798	19,940,944	111,395,252

Net assets

Capital paid-in	$52,335,797	$1,372,257,898	$590,750,538	$268,474,367
Undistributed net investment income (loss)	1,061,250	4,492,316	1,737,321	2,278,759
Accumulated undistributed net realized gain (loss)
on investments, futures contracts and foreign currency transactions	29,627,728	5,435,744	(27,512,987)	(2,275,688)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	13,041,885	304,328,027	87,008,677	475,728
Net assets	$96,066,660	$1,686,513,985	$651,983,549	$268,953,166
Investments in unaffiliated issuers, including repurchase agreements, at cost	$83,020,353	$1,386,643,104	$569,756,236	$295,718,830
Investments in affiliated issuers, at cost	$1,590,523	$43,687,002	$14,681,132	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$26,146,413	$203,525,150	$66,183,628	$1,565,697
Shares outstanding	1,514,799	9,701,548	6,133,715	125,159
Net asset value, offering price and redemption price per share	$17.26	$20.98	$10.79	$12.51
Class NAV
Net assets	$69,920,247	$1,482,988,835	$585,799,921	$267,387,469
Shares outstanding	4,061,922	70,722,348	54,234,285	21,390,570
Net asset value, offering price and redemption price per share	$17.21	$20.97	$10.80	$12.50

The accompanying notes are an integral part of the financial statements.	70

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

			Emerging	Emerging
Assets	Core Equity	Emerging Growth	Markets Value	Small Company

Investments in unaffiliated issuers, at value	$809,944,182	$140,843,889	$480,487,278	$38,079,209
Investments in affiliated issuers, at value (Note 2)	—	59,656,118	—	14,816,824
Securities loaned, at value (Note 2)	—	58,486,390	—	14,526,298
Repurchase agreements, at value (Note 2)	16,042,000	61,000	670,000	2,829,000
Total investments, at value	825,986,182	259,047,397	481,157,278	70,251,331
Cash	265	648	135	409
Foreign currency, at value	—	—	1,199,293	—
Receivable for investments sold	636,141	182,365	96,409	269,875
Receivable for fund shares sold	151,971	58,717	—	31,238
Dividend, interest and other receivable (net of tax)	414,779	7,554	1,086,348	3,656
Total assets	827,189,338	259,296,681	483,539,463	70,556,509

Liabilities

India capital gains withholding tax	—	—	96,306	—
Payable for investments purchased	785,088	—	811,869	227,979
Payable for fund shares repurchased	22,925	759,783	236	106,902
Payable upon return of securities loaned (Note 2)	—	59,656,118	—	14,816,824
Payable to affiliates
Fund administration fees	3,540	1,696	1,235	285
Trustees’ fees	416	202	—	30
Investment management fees	—	—	—	14,364
Other payables and accrued expenses	58,621	76,387	154,890	32,023
Total liabilities	870,590	60,494,186	1,064,536	15,198,407

Net assets

Capital paid-in	$752,114,253	$181,602,073	$457,014,708	$50,032,299
Undistributed net investment income (loss)	253,596	407,503	2,194,721	—
Accumulated undistributed net realized gain (loss)
on investments and foreign currency transactions	6,698,114	11,804,311	735,219	(399,781)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	67,252,785	4,988,608	22,530,279[1]	5,725,584
Net assets	$826,318,748	$198,802,495	$482,474,927	$55,358,102
Investments in unaffiliated issuers, including repurchase agreements, at cost	$758,733,397	$194,402,671	$458,534,367	$49,708,923
Investments in affiliated issuers, at cost	—	$59,656,118	—	$14,816,824
Foreign currency, at cost	—	—	$1,197,161	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$13,921,114	$128,018,794	—	$48,219,617
Shares outstanding	877,329	7,041,358	—	1,548,614
Net asset value, offering price and redemption price per share	$15.87	$18.18	—	$31.14
Class NAV
Net assets	$812,397,634	$70,783,701	$482,474,927	$7,138,485
Shares outstanding	51,116,358	3,891,699	43,773,906	229,141
Net asset value, offering price and redemption price per share	$15.89	$18.19	$11.02	$31.15

1 Net of deferred India foreign withholding taxes of $96,306.

The accompanying notes are an integral part of the financial statements.	71

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

Assets	Equity-Income	Fundamental Value	Global Bond	Global Real Estate

Investments in unaffiliated issuers, at value	$887,332,670	$1,005,072,112	$1,270,143,975	$429,738,177
Investments in affiliated issuers, at value (Note 2)	33,726,420	22,322,838	—	28,489,756
Securities loaned, at value (Note 2)	33,065,118	21,885,135	—	27,242,764
Repurchase agreements, at value (Note 2)	790,000	—	62,429,000	5,595,000
Total investments, at value	954,914,208	1,049,280,085	1,332,572,975	491,065,697
Cash	—	229	—	330
Foreign currency, at value	—	96,905	—	5,877,964
Receivable for investments sold	2,568,624	1,434,333	156,785,874	948,248
Receivable for delayed delivery securities sold	—	—	154,752,437	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	9,110,260	113,724
Receivable for fund shares sold	98,829	166,702	—	—
Dividend, interest and other receivable (net of tax)	2,802,284	3,060,813	8,946,844	837,304
Unrealized appreciation of swap contracts (Note 2)	—	—	25,377,924	—
Receivable due from adviser	95	—	—	—
Total assets	960,384,040	1,054,039,067	1,687,546,314	498,843,267

Liabilities

Due to custodian	—	—	9,719,904	—
Payable for investments purchased	2,437,575	351,900	334,172,898	3,054,228
Payable for delayed delivery securities purchased	—	—	399,355,852	—
Payable for forward foreign currency exchange contracts (Note 2)	—	—	1,799,164	908,850
Swap premium payable	—	—	8,200,182	—
Payable for fund shares repurchased	610,450	577,768	6,661,041	762,339
Payable upon return of securities loaned (Note 2)	33,726,420	22,322,838	—	28,489,756
Payable for options written, at value (Note 2)	—	—	8,086,262	—
Investments sold short, at value (Note 2)	—	—	109,785,114	—
Payable for interest on securities sold short	—	—	128,407	—
Interest expense and fees payable on inverse floaters	—	—	1,987	—
Payable for floating rate notes issued	—	—	270,000	—
Unrealized depreciation of swap contracts (Note 2)	—	—	12,503,701	—
Payable for futures variation margin	—	—	177,824	—
Payable to affiliates
Fund administration fees	4,371	4,551	3,476	2,398
Trustees’ fees	489	530	399	134
Other payables and accrued expenses	68,085	79,703	202,845	144,168
Total liabilities	36,847,390	23,337,290	891,069,056	33,361,873

Net assets

Capital paid-in	$768,978,237	$887,284,060	$776,921,687	$419,836,667
Undistributed net investment income (loss)	10,884,168	8,830,212	(14,886,701)	(716,991)
Accumulated undistributed net realized gain (loss)
on investments, futures contracts, options written,
foreign currency transactions and swap agreements	36,454,271	6,224,399	16,373,646	15,257,270
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap agreements and translation
of assets and liabilities in foreign currencies	107,219,974	128,363,106	18,068,626	31,104,448
Net assets	$923,536,650	$1,030,701,777	$796,477,258	$465,481,394
Investments in unaffiliated issuers, including repurchase agreements, at cost	$813,968,580	$898,594,197	$1,322,499,014	$430,675,588
Investments in affiliated issuers, at cost	$33,726,420	$22,322,838	—	$28,489,756
Foreign currency, at cost	—	$96,910	—	$5,884,591
Proceeds received on short sales	—	—	$108,481,399	—
Premiums received on written options	—	—	$7,188,077	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$212,159,299	$84,940,419	$42,171,700	—
Shares outstanding	10,867,802	4,830,996	2,846,590	—
Net asset value, offering price and redemption price per share	$19.52	$17.58	$14.81	—
Class NAV
Net assets	$711,377,351	$945,761,358	$754,305,558	$465,481,394
Shares outstanding	36,463,637	53,863,848	51,037,745	40,926,240
Net asset value, offering price and redemption price per share	$19.51	$17.56	$14.78	$11.37

The accompanying notes are an integral part of the financial statements.	72

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

				International
Assets	High Income	High Yield	Index 500	Equity Index

Investments in unaffiliated issuers, at value	$376,429,581	$1,446,630,933	$82,810,520	$368,733,412
Investments in affiliated issuers, at value (Note 2)	1,428,149	46,553,447	—	50,429,968
Securities loaned, at value (Note 2)	1,400,147	45,640,634	—	48,125,680
Repurchase agreements, at value (Note 2)	67,000	63,600,000	—	—
Total investments, at value	379,324,877	1,602,425,014	82,810,520	467,289,060
Cash	525	334,131	1,704	—
Foreign currency, at value	2,819	2,564,537	—	1,595,277
Receivable for investments sold	550,100	10,334,014	—	564,463
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—	117,919
Receivable for fund shares sold	47,496	930,403	403,736	78,470
Dividend, interest and other receivable (net of tax)	6,497,069	31,096,555	125,787	1,200,810
Receivable for futures variation margin	—	—	166,100	759,680
Receivable due from adviser	—	—	200	4,778
Total assets	386,422,886	1,647,684,654	83,508,047	471,610,457

Liabilities

Payable for investments purchased	1,823,629	6,600,136	—	731
Payable for forward foreign currency exchange contracts (Note 2)	41,701	—	—	12,267
Payable for fund shares repurchased	—	158,047	—	—
Payable upon return of securities loaned (Note 2)	1,428,149	46,553,447	—	50,429,968
Payable to affiliates
Fund administration fees	1,968	7,175	24	1,573
Trustees’ fees	110	810	14	215
Investment management fees	—	—	—	—
Other payables and accrued expenses	52,969	141,783	29,352	33,075
Total liabilities	3,348,526	53,461,398	29,390	50,477,829

Net assets

Capital paid-in	$366,170,003	$1,617,859,218	$81,296,406	$321,961,392
Undistributed net investment income (loss)	4,932,631	21,976,882	607,937	5,397,216
Accumulated undistributed net realized gain (loss)
on investments, futures contracts, options written and
foreign currency transactions	13,408,083	13,293,615	(385,772)	8,980,573
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and
liabilities in foreign currencies	(1,436,357)	(58,906,459)	1,960,086	84,793,447
Net assets	$383,074,360	$1,594,223,256	$83,478,657	$421,132,628
Investments in unaffiliated issuers, including repurchase agreements, at cost	$379,285,366	$1,614,819,859	$80,928,075	$331,944,852
Investments in affiliated issuers, at cost	$1,428,149	$46,553,447	—	$50,429,968
Foreign currency, at cost	$2,813	$2,527,054	—	$1,608,675

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	—	$47,531,526	—	—
Shares outstanding	—	4,792,575	—	—
Net asset value, offering price and redemption price per share	—	$9.92	—	—
Class NAV
Net assets	$383,074,360	$1,546,691,730	$83,478,657	$421,132,628
Shares outstanding	36,112,684	156,677,422	7,731,313	18,710,062
Net asset value, offering price and redemption price per share	$10.61	$9.87	$10.80	$22.51

The accompanying notes are an integral part of the financial statements.	73

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

	International	International	International	International
Assets	Opportunities	Small Cap	Small Company	Value

Investments in unaffiliated issuers, at value	$614,047,386	$389,013,643	$205,331,085	$1,083,091,845
Investments in affiliated issuers, at value (Note 2)	161,395,398	59,817,848	46,052,319	163,204,173
Securities loaned, at value (Note 2)	155,154,525	56,969,379	43,861,760	155,493,448
Repurchase agreements, at value (Note 2)	6,825,000	41,000	—	876,000
Total investments, at value	937,422,309	505,841,870	295,245,164	1,402,665,466
Cash	—	582	—	463
Foreign currency, at value	1,113,581	8,681,940	2,844,677	3,367,018
Receivable for investments sold	16,444,555	84,037	78,006	—
Receivable for fund shares sold	—	820,642	16,898	—
Dividend, interest and other receivable (net of tax)	939,005	1,680,710	471,900	5,556,181
Receivable due from adviser	1,687	—	—	2,307
Total assets	955,921,137	517,109,781	298,656,645	1,411,591,435

Liabilities

Due to custodian	121,006	—	21,046	—
India capital gains withholding tax	—	—	24,563	—
Payable for investments purchased	6,423,469	689,755	1,985,871	3,461,821
Payable for fund shares repurchased	1,077,991	—	—	1,188,965
Payable upon return of securities loaned (Note 2)	161,395,398	59,817,848	46,052,319	163,204,173
Payable to affiliates
Fund administration fees	2,989	3,087	1,895	6,271
Trustees’ fees	406	271	85	667
Other payables and accrued expenses	207,211	251,832	81,101	371,062
Total liabilities	169,228,470	60,762,793	48,166,880	168,232,959

Net assets

Capital paid-in	$593,454,314	$287,831,857	$206,792,821	$951,525,542
Undistributed net investment income (loss)	7,599,987	4,486,507	1,986,284	25,985,674
Accumulated undistributed net realized gain (loss)
on investments, futures contracts, foreign currency transactions
and swap agreements	70,995,655	66,912,432	18,110,486	74,949,742
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and liabilities
in foreign currencies	114,642,711	97,116,192	23,600,174[1]	190,897,518
Net assets	$786,692,667	$456,346,988	$250,489,765	$1,243,358,476
Investments in unaffiliated issuers, including repurchase agreements, at cost	$661,379,046	$348,899,443	$225,568,054	$1,048,578,792
Investments in affiliated issuers, at cost	$161,395,398	$59,817,848	$46,052,319	$163,204,173
Foreign currency, at cost	$1,113,428	$8,688,279	$2,845,100	$3,359,138

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$22,874,766	$80,773,411	—	$161,939,887
Shares outstanding	1,183,766	3,293,431	—	8,206,587
Net asset value, offering price and redemption price per share	$19.32	$24.53	—	$19.73
Class NAV
Net assets	$763,817,901	$375,573,577	$250,489,765	$1,081,418,589
Shares outstanding	39,443,887	15,311,163	21,722,993	54,898,154
Net asset value, offering price and redemption price per share	$19.36	$24.53	$11.53	$19.70

1 Net of deferred India foreign withholding taxes of $24,563.

The accompanying notes are an integral part of the financial statements.	74

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

	Investment
Assets	Quality Bond	Large Cap	Large Cap Value	Mid Cap Index

Investments in unaffiliated issuers, at value	$157,455,925	$362,953,737	$536,379,927	$427,721,841
Investments in affiliated issuers, at value (Note 2)	—	9,577,765	4,276,821	—
Securities loaned, at value (Note 2)	—	9,389,966	4,192,962	—
Repurchase agreements, at value (Note 2)	14,700,000	5,158,000	937,000	—
Total investments, at value	172,155,925	387,079,468	545,786,710	427,721,841
Cash	71,617	860	108	5,110
Foreign currency, at value	158,207	—	—	—
Receivable for investments sold	4,989	—	—	—
Receivable for forward foreign currency exchange contracts (Note 2)	48,741	—	—	—
Receivable for fund shares sold	11,326	31,681	70,632	101,960
Dividend, interest and other receivable (net of tax)	1,546,512	666,405	927,535	375,037
Receivable for futures variation margin	—	—	—	428,743
Total assets	173,997,317	387,778,414	546,784,985	428,632,691

Liabilities

Payable for investments purchased	7,782,075	24,069	—	564,012
Payable for forward foreign currency exchange contracts (Note 2)	11,959	—	—	—
Payable for fund shares repurchased	183,541	669	363,527	—
Payable upon return of securities loaned (Note 2)	—	9,577,765	4,276,821	—
Payable for futures variation margin	19,656	—	—	—
Payable to affiliates
Fund administration fees	814	575	2,238	2,430
Trustees’ fees	84	147	49	—
Investment management fees	—	—	—	2,160
Other payables and accrued expenses	70,853	36,255	44,484	35,964
Total liabilities	8,068,982	9,639,480	4,687,119	604,566

Net assets

Capital paid-in	$166,268,122	$349,245,565	$474,438,217	$376,606,853
Undistributed net investment income (loss)	1,677,053	2,269,390	3,303,162	3,994,268
Accumulated undistributed net realized gain (loss)
on investments, futures contracts and foreign currency transactions	(526,374)	6,421,013	14,366,275	28,938,622
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	(1,490,466)	20,202,966	49,990,212	18,488,382
Net assets	$165,928,335	$378,138,934	$542,097,866	$428,028,125
Investments in unaffiliated issuers, including repurchase agreements, at cost	$173,678,598	$357,298,737	$491,519,677	$408,218,175
Investments in affiliated issuers, at cost	—	$9,577,765	$4,276,821	—
Foreign currency, at cost	$158,401	—	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$43,091,530	$30,618,632	$130,475,955	—
Shares outstanding	3,682,907	1,898,892	5,037,655	—
Net asset value, offering price and redemption price per share	$11.70	$16.12	$25.90	—
Class NAV
Net assets	$122,836,805	$347,520,302	$411,621,911	$428,028,125
Shares outstanding	10,508,535	21,545,269	15,861,283	20,204,951
Net asset value, offering price and redemption price per share	$11.69	$16.13	$25.95	$21.18

The accompanying notes are an integral part of the financial statements.	75

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

	Mid Cap			Mid Cap
Assets	Intersection	Mid Cap Stock	Mid Cap Value	Value Equity

Investments in unaffiliated issuers, at value	$328,819,716	$448,666,546	$263,601,750	$122,225,956
Investments in affiliated issuers, at value (Note 2)	—	46,785,928	6,808,269	5,849,359
Securities loaned, at value (Note 2)	—	45,868,557	6,674,774	5,734,666
Repurchase agreements, at value (Note 2)	3,543,000	9,100,000	8,272,000	—
Total investments, at value	332,362,716	550,421,031	285,356,793	133,809,981
Cash	884	45,187	203	68,951
Foreign currency, at value	—	149	—	2,065
Receivable for investments sold	1,484,892	602,640	—	1,573,625
Receivable for fund shares sold	36,225	14,069	27,203	10,793
Dividend, interest and other receivable (net of tax)	274,008	130,273	248,980	161,590
Total assets	334,158,725	551,213,349	285,633,179	135,627,005

Liabilities

Payable for investments purchased	21,700	1,389,905	1,653,142	734,860
Payable for fund shares repurchased	—	494,468	367,212	—
Payable upon return of securities loaned (Note 2)	—	46,785,928	6,808,269	5,849,359
Payable to affiliates
Fund administration fees	1,910	1,423	783	648
Trustees’ fees	—	218	111	—
Other payables and accrued expenses	43,570	50,284	38,328	31,783
Total liabilities	67,180	48,722,226	8,867,845	6,616,650

Net assets

Capital paid-in	$349,727,102	$402,951,763	$249,488,661	$112,910,478
Undistributed net investment income (loss)	206,283	(14,538)	1,379,904	1,004,076
Accumulated undistributed net realized gain (loss)
on investments, futures contracts and foreign currency transactions	(5,202,586)	34,613,325	7,908,395	1,121,808
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	(10,639,254)	64,940,573	17,988,374	13,973,993
Net assets	$334,091,545	$502,491,123	$276,765,334	$129,010,355
Investments in unaffiliated issuers, including repurchase agreements, at cost	$343,001,970	$438,694,676	$260,560,150	$113,986,601
Investments in affiliated issuers, at cost	—	$46,785,928	$6,808,269	$5,849,359
Foreign currency, at cost	—	$147	—	$2,046

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	—	$136,092,040	$113,481,690	—
Shares outstanding	—	7,163,446	5,391,002	—
Net asset value, offering price and redemption price per share	—	$19.00	$21.05	—
Class NAV
Net assets	$334,091,545	$366,399,083	$163,283,644	$129,010,355
Shares outstanding	34,848,919	19,255,929	7,758,370	11,296,099
Net asset value, offering price and redemption price per share	$9.59	$19.03	$21.05	$11.42

The accompanying notes are an integral part of the financial statements.	76

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

		Quantitative	Quantitative	Quantitative
Assets	Natural Resources	All Cap	Mid Cap	Value

Investments in unaffiliated issuers, at value	$718,743,951	$5,642,265	$115,539,552	$758,480,412
Investments in affiliated issuers, at value (Note 2)	93,981,765	278,125	8,535,564	31,314,246
Securities loaned, at value (Note 2)	91,709,163	272,672	8,368,200	30,700,241
Repurchase agreements, at value (Note 2)	46,000,000	—	—	—
Total investments, at value	950,434,879	6,193,062	132,443,316	820,494,899
Cash	34,032	23,695	3,402	1,296
Foreign currency, at value	714,688	—	—	—
Receivable for investments sold	—	32,868	365,034	13,057,242
Receivable for fund shares sold	54,331	—	—	79,906
Dividend, interest and other receivable (net of tax)	1,639,094	9,561	128,712	1,326,879
Receivable due from adviser	—	17,342	—	—
Other assets	—	65	—	—
Total assets	952,877,024	6,276,593	132,940,464	834,960,222

Liabilities

Payable for investments purchased	16,122,684	—	—	18,110,677
Payable for fund shares repurchased	19,676	—	429,719	—
Payable upon return of securities loaned (Note 2)	93,981,765	278,125	8,535,564	31,314,246
Payable to affiliates
Fund administration fees	5,270	1,089	2,513	2,639
Trustees’ fees	515	—	110	363
Other payables and accrued expenses	179,836	27,125	33,123	54,717
Total liabilities	110,309,746	306,339	9,001,029	49,482,642

Net assets

Capital paid-in	$508,308,208	$5,018,856	$94,687,994	$706,556,519
Undistributed net investment income (loss)	3,503,500	22,886	590,099	9,223,883
Accumulated undistributed net realized gain (loss)
on investments, futures contracts and foreign currency transactions	162,755,439	582,471	21,505,245	55,604,935
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	168,000,131	346,041	7,156,097	14,092,243
Net assets	$842,567,278	$5,970,254	$123,939,435	$785,477,580
Investments in unaffiliated issuers, including repurchase agreements, at cost	$688,450,667	$5,568,896	$116,751,655	$775,088,410
Investments in affiliated issuers, at cost	$93,981,765	$278,125	$8,535,564	$31,314,246
Foreign currency, at cost	$707,402	—	—	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A
Net assets	—	$1,497,033	—	—
Shares outstanding	—	125,685	—	—
Net asset value and redemption price per share	—	$11.91	—	—
Class B1
Net assets	—	$1,485,637	—	—
Shares outstanding	—	125,280	—	—
Net asset value, offering price and redemption price per share	—	$11.86	—	—
Class C1
Net assets	—	$1,485,636	—	—
Shares outstanding	—	125,280	—	—
Net asset value, offering price and redemption price per share	—	$11.86	—	—
Class I
Net assets	—	$1,501,948	—	—
Shares outstanding	—	125,859	—	—
Net asset value, offering price and redemption price per share	—	$11.93	—	—
Class 1
Net assets	$111,214,514	—	$123,939,435	$105,655,145
Shares outstanding	2,615,493	—	7,783,879	6,018,842
Net asset value, offering price and redemption price per share	$42.52	—	$15.92	$17.55
Class NAV
Net assets	$731,352,764	—	—	$679,822,435
Shares outstanding	17,250,967	—	—	38,698,062
Net asset value, offering price and redemption price per share	$42.39	—	—	$17.57
Maximum public offering price per share:
Class A2 (net asset value per share ÷ 95%)	—	$12.54	—	—

1 Redemption price is equal to net asset value less any applicable contingent sales charges (Note 3).

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.	77

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

	Real Estate	Real Estate
Assets	Equity	Securities	Real Return Bond	Small Cap

Investments in unaffiliated issuers, at value	$237,294,310	$142,536,729	$1,494,175,878	$128,304,042
Investments in affiliated issuers, at value (Note 2)	11,928,320	3,024,402	—	36,715,806
Securities loaned, at value (Note 2)	11,694,431	2,965,100	—	35,995,888
Repurchase agreements, at value (Note 2)	4,987,000	—	4,263,000	1,860,000
Total investments, at value	265,904,061	148,526,231	1,498,438,878	202,875,736
Cash	72	—	581	976
Foreign currency, at value	—	—	5,033,142	—
Receivable for investments sold	906,305	992,171	—	8,965,268
Receivable for delayed delivery securities sold	—	—	29,728,187	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	369,627	—
Receivable for fund shares sold	1,226	83,749	—	88,478
Dividend, interest and other receivable (net of tax)	235,169	112,749	5,407,515	20,433
Unrealized appreciation of swap contracts (Note 2)	—	—	3,711,591	—
Unrealized appreciation on forward volatility options (Note 2)	—	—	105,344	—
Receivable for futures variation margin	—	—	436,768	—
Total assets	267,046,833	149,714,900	1,543,231,633	211,950,891

Liabilities

Due to custodian	—	145,317	—	—
Payable for investments purchased	611,379	716,707	11,440,432	6,245,396
Payable for delayed delivery securities purchased	—	—	543,280,436	—
Payable for forward foreign currency exchange contracts (Note 2)	—	—	1,642,479	—
Swap premium payable	—	—	323,418	—
Payable for fund shares repurchased	—	967,901	8,549,536	28,991
Payable upon return of securities loaned (Note 2)	11,928,320	3,024,402	—	36,715,806
Payable for options written, at value (Note 2)	—	—	872,494	—
Investments sold short, at value (Note 2)	—	—	3,661,312	—
Payable for interest on securities sold short	—	—	17,193	—
Unrealized depreciation of swap contracts (Note 2)	—	—	3,867,827	—
Payable to affiliates
Fund administration fees	2,112	2,421	3,823	2,164
Trustees’ fees	83	437	480	154
Other payables and accrued expenses	36,342	41,569	95,862	21,619
Total liabilities	12,578,236	4,898,754	573,755,292	43,014,130

Net assets

Capital paid-in	$227,806,773	$107,364,376	$982,488,158	$128,513,654
Undistributed net investment income (loss)	407,386	966,761	14,139,935	—
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions
and swap agreements	24,597,447	17,773,154	(22,245,116)	16,456,216
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap agreements and translation
of assets and liabilities in foreign currencies	1,656,991	18,711,855	(4,906,636)	23,966,891
Net assets	$254,468,597	$144,816,146	$969,476,341	$168,936,761
Investments in unaffiliated issuers, including repurchase agreements, at cost	$252,318,750	$126,789,974	$1,499,961,238	$142,193,039
Investments in affiliated issuers, at cost	$11,928,320	$3,024,402	—	$36,715,806
Foreign currency, at cost	—	—	$5,038,683	—
Proceeds received on short sales	—	—	$3,636,491	—
Premiums received on written options	—	—	$838,814	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	—	$144,816,146	$18,925,751	$1,256,979
Shares outstanding	—	8,136,518	1,437,536	79,423
Net asset value, offering price and redemption price per share	—	$17.80	$13.17	$15.83
Class NAV
Net assets	$254,468,597	—	$950,550,590	$167,679,782
Shares outstanding	23,513,713	—	72,708,680	10,574,353
Net asset value, offering price and redemption price per share	$10.82	—	$13.07	$15.86

The accompanying notes are an integral part of the financial statements.	78

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

		Small Cap		Small Company
Assets	Small Cap Index	Opportunities	Small Company	Growth

Investments in unaffiliated issuers, at value	$73,458,237	$186,628,369	$88,746,498	$160,945,132
Investments in affiliated issuers, at value (Note 2)	15,900,759	36,425,716	9,381,598	45,078,798
Securities loaned, at value (Note 2)	15,588,980	35,711,486	9,197,645	44,194,900
Repurchase agreements, at value (Note 2)	—	6,629,000	328,000	3,450,000
Total investments, at value	104,947,976	265,394,571	107,653,741	253,668,830
Cash	818	697	41	470
Receivable for investments sold	124,914	399,148	117,266	526,866
Receivable for fund shares sold	115,360	699	15,019	1,138
Dividend, interest and other receivable (net of tax)	64,508	177,564	45,221	54,680
Receivable for futures variation margin	81,993	—	—	—
Total assets	105,335,569	265,972,679	107,831,288	254,251,984

Liabilities

Payable for investments purchased	—	1,196,821	292,599	830,038
Payable for fund shares repurchased	—	157,893	55,581	—
Payable upon return of securities loaned (Note 2)	15,900,759	36,425,716	9,381,598	45,078,798
Payable to affiliates
Fund administration fees	970	1,839	740	—
Trustees’ fees	75	153	90	61
Investment management fees	2,407	—	—	—
Other payables and accrued expenses	29,095	37,268	51,394	28,990
Total liabilities	15,933,306	37,819,690	9,782,002	45,937,887

Net assets

Capital paid-in	$72,279,486	$199,001,916	$86,599,922	$189,716,090
Undistributed net investment income (loss)	898,736	1,720,966	—	(2)
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	12,556,807	324,010	5,693,081	4,212,395
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	3,667,234	27,106,097	5,756,283	14,385,614
Net assets	$89,402,263	$228,152,989	$98,049,286	$208,314,097
Investments in unaffiliated issuers, including repurchase agreements, at cost	$85,437,239	$201,862,758	$92,515,860	$194,204,418
Investments in affiliated issuers, at cost	$15,900,759	$36,425,716	$9,381,598	$45,078,798

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	—	$34,516,207	$5,270,404	—
Shares outstanding	—	1,471,814	313,332	—
Net asset value, offering price and redemption price per share	—	$23.45	$16.82	—
Class NAV
Net assets	$89,402,263	$193,636,782	$92,778,882	$208,314,097
Shares outstanding	5,249,111	8,291,245	5,505,866	15,911,742
Net asset value, offering price and redemption price per share	$17.03	$23.35	$16.85	$13.09

The accompanying notes are an integral part of the financial statements.	79

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

	Small Company
Assets	Value	Special Value	Spectrum Income	Strategic Bond

Investments in unaffiliated issuers, at value	$398,968,575	$4,189,641	$974,103,408	$511,307,069
Investments in affiliated issuers, at value (Note 2)	63,685,485	323,920	3,743,553	8,183,172
Securities loaned, at value (Note 2)	62,436,750	317,569	3,670,150	8,022,718
Repurchase agreements, at value (Note 2)	1,990,000	169,000	4,141,000	88,500,000
Total investments, at value	527,080,810	5,000,130	985,658,111	616,012,959
Cash	637	203	932	2,166,961
Foreign currency, at value	—	—	404,092	166,458
Cash segregated for futures contracts	—	—	60,000	—
Receivable for investments sold	—	—	1,047,267	39,321
Receivable for delayed delivery securities sold	—	—	561,160	69,154,534
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	206,199	—
Receivable for fund shares sold	87,771	—	357,936	163,113
Dividend, interest and other receivable (net of tax)	436,805	3,010	10,389,461	4,685,859
Unrealized appreciation of swap contracts (Note 2)	—	—	4,649	—
Receivable for futures variation margin	—	—	25,080	85,065
Receivable due from adviser	—	5,894	—	—
Total assets	527,606,023	5,009,237	998,714,887	692,474,270

Liabilities

Payable for investments purchased	—	—	5,523,134	3,393,721
Payable for delayed delivery securities purchased	—	—	9,322,529	210,947,897
Payable for forward foreign currency exchange contracts (Note 2)	—	—	543,267	—
Swap premium payable	—	—	617	—
Payable for fund shares repurchased	817,553	31,697	—	112,255
Payable upon return of securities loaned (Note 2)	63,685,485	323,920	3,743,553	8,183,172
Payable for options written, at value (Note 2)	—	—	—	1,067,677
Unrealized depreciation of swap contracts (Note 2)	—	—	7,840	—
Payable to affiliates
Fund administration fees	2,326	—	4,399	1,673
Trustees’ fees	254	70	511	215
Other payables and accrued expenses	46,557	31,084	330,936	97,812
Total liabilities	64,552,175	386,771	19,476,786	223,804,422

Net assets

Capital paid-in	$392,015,773	$3,727,621	$941,577,302	$479,415,121
Undistributed net investment income (loss)	345,267	25,548	10,011,334	3,902,664
Accumulated undistributed net realized gain (loss)
on investments, futures contracts, options written,
foreign currency transactions and swap agreements	13,794,493	1,158,208	10,471,897	(3,146,649)
Net unrealized appreciation (depreciation) on investments,
futures contracts, options written, translation of assets and
liabilities in foreign currencies and swap agreements	56,898,315	(288,911)	17,177,568	(11,501,288)
Net assets	$463,053,848	$4,622,466	$979,238,101	$468,669,848
Investments in unaffiliated issuers, including repurchase agreements, at cost	$406,497,010	$4,965,121	$964,443,940	$617,060,495
Investments in affiliated issuers, at cost	$63,685,485	$323,920	$3,743,553	$8,183,172
Foreign currency, at cost	—	—	$400,902	$164,833
Premiums received on written options	—	—	—	$487,050

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$144,229,782	$4,622,466	—	$44,828,252
Shares outstanding	5,588,361	296,034	—	3,878,238
Net asset value, offering price and redemption price per share	$25.81	$15.61	—	$11.56
Class NAV
Net assets	$318,824,066	—	$979,238,101	$423,841,596
Shares outstanding	12,363,124	—	93,147,985	36,743,288
Net asset value, offering price and redemption price per share	$25.79	—	$10.51	$11.54

The accompanying notes are an integral part of the financial statements.	80

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

				U.S. Global
Assets	Strategic Income	Total Bond Market	Total Return	Leaders Growth

Investments in unaffiliated issuers, at value	$428,590,882	$51,829,695	$2,041,846,906	$645,106,682
Investments in affiliated issuers, at value (Note 2)	—	—	—	31,899,286
Securities loaned, at value (Note 2)	—	—	—	31,273,810
Repurchase agreements, at value (Note 2)	41,000	1,284,000	33,070,000	3,451,000
Total investments, at value	428,631,882	53,113,695	2,074,916,906	711,730,778
Cash	619	33	612	449
Foreign currency, at value	112,815	—	10,930,927	—
Receivable for investments sold	—	—	—	11,180,520
Receivable for delayed delivery securities sold	—	—	225,235,688	—
Receivable for forward foreign currency exchange contracts (Note 2)	5,281,367	—	2,338,238	—
Receivable for fund shares sold	162,901	—	—	67,053
Dividend, interest and other receivable (net of tax)	6,377,914	518,812	6,271,390	456,478
Unrealized appreciation of swap contracts (Note 2)	—	—	4,139,376	—
Swap premium receivable	—	—	14,131	—
Total assets	440,567,498	53,632,540	2,323,847,268	723,435,278

Liabilities

Payable for investments purchased	4,814,662	—	16,589,087	11,235,855
Payable for delayed delivery securities purchased	8,427,928	—	717,647,979	—
Payable for forward foreign currency exchange contracts (Note 2)	4,546,250	—	972,048	—
Payable for fund shares repurchased	—	—	5,728,774	4,262
Payable upon return of securities loaned (Note 2)	—	—	—	31,899,286
Payable for options written, at value (Note 2)	2,106	—	7,059,616	—
Investments sold short, at value (Note 2)	—	—	39,699,147	—
Payable for interest on securities sold short	—	—	495,392	—
Interest expense and fees payable on inverse floaters	—	—	13,660	—
Payable for floating rate note issued	—	—	3,033,000	—
Unrealized depreciation of swap contracts (Note 2)	—	—	4,040,857	—
Payable for futures variation margin	—	—	2,134,563	—
Payable to affiliates
Fund administration fees	1,763	264	6,869	2,736
Trustees’ fees	111	21	776	332
Investment management fees	—	10,240	—	—
Other payables and accrued expenses	81,320	38,847	149,790	46,646
Total liabilities	17,874,140	49,372	797,571,558	43,189,117

Net assets

Capital paid-in	$419,956,207	$53,397,652	$1,514,881,603	$658,717,408
Undistributed net investment income (loss)	2,440,809	478,101	19,045,374	2,643,747
Accumulated undistributed net realized gain (loss)
on investments, futures contracts, options written,
foreign currency transactions and swap agreements	(2,243,918)	(72,568)	(11,987,638)	(16,919,700)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap agreements and translation
of assets and liabilities in foreign currencies	2,540,260	(220,017)	4,336,371	35,804,706
Net assets	$422,693,358	$53,583,168	$1,526,275,710	$680,246,161
Investments in unaffiliated issuers, including repurchase agreements, at cost	$426,864,599	$53,333,712	$2,078,106,944	$644,026,786
Investments in affiliated issuers, at cost	—	—	—	$31,899,286
Foreign currency, at cost	$114,296	—	$10,928,342	—
Proceeds received on short sales	—	—	$38,658,352	—
Premiums received on written options	$67,108	—	$4,810,711	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	—	—	$125,809,830	$17,619,481
Shares outstanding	—	—	9,126,234	1,288,443
Net asset value, offering price and redemption price per share	—	—	$13.79	$13.68
Class NAV
Net assets	$422,693,358	$53,583,168	$1,400,465,880	$662,626,680
Shares outstanding	42,006,635	5,349,904	101,827,950	48,377,452
Net asset value, offering price and redemption price per share	$10.06	$10.02	$13.75	$13.70

The accompanying notes are an integral part of the financial statements.	81

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

	U.S. Government	U.S. High
Assets	Securities	Yield Bond	U.S. Multi Sector	Value

Investments in unaffiliated issuers, at value	$265,361,258	$378,804,628	$1,430,537,326	$14,250,431
Investments in affiliated issuers, at value (Note 2)	—	6,762,883	26,128,121	—
Securities loaned, at value (Note 2)	—	6,630,278	25,615,805	—
Repurchase agreements, at value (Note 2)	70,000,000	10,391,000	60,546,000	—
Total investments, at value	335,361,258	402,588,789	1,542,827,252	14,250,431
Cash	1,102,658	823	985	96,093
Cash segregated for futures contracts	—	—	2,973,600	—
Receivable for investments sold	—	586,355	—	9,086
Receivable for delayed delivery securities sold	56,370,704	—	—	—
Receivable for fund shares sold	84,626	171,334	211,265	67,066
Dividend, interest and other receivable (net of tax)	510,987	7,596,243	3,565,571	21,698
Receivable for futures variation margin	—	—	434,125	—
Receivable due from adviser	—	—	—	1,670
Total assets	393,430,233	410,943,544	1,550,012,798	14,446,044

Liabilities

Payable for investments purchased	2,680,517	7,253,986	—	486,789
Payable for delayed delivery securities purchased	193,825,154	—	—	—
Payable for fund shares repurchased	2,367	101,232	—	—
Payable upon return of securities loaned (Note 2)	—	6,762,883	26,128,121	—
Payable for futures variation margin	17,137	—	—	—
Payable to affiliates
Fund administration fees	1,391	1,447	7,776	42
Trustees’ fees	125	200	830	—
Other payables and accrued expenses	65,820	62,001	119,333	28,980
Total liabilities	196,592,511	14,181,749	26,256,060	515,811

Net assets

Capital paid-in	$197,963,433	$400,866,049	$1,376,223,104	$13,205,806
Undistributed net investment income (loss)	1,745,178	5,298,608	13,928,421	54,634
Accumulated undistributed net realized gain (loss)
on investments, futures contracts, options written and
foreign currency transactions	(1,437,224)	44,815	46,198,093	470,888
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	(1,433,665)	(9,447,677)	87,407,120	198,905
Net assets	$196,837,722	$396,761,795	$1,523,756,738	$13,930,233
Investments in unaffiliated issuers, including repurchase agreements, at cost	$336,713,481	$405,273,583	$1,428,979,623	$14,051,526
Investments in affiliated issuers, at cost	—	$6,762,883	$26,128,121	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$43,036,766	$4,453,141	—	—
Shares outstanding	3,204,968	345,942	—	—
Net asset value, offering price and redemption price per share	$13.43	$12.87	—	—
Class NAV
Net assets	$153,800,956	$392,308,654	$1,523,756,738	$13,930,233
Shares outstanding	11,480,664	30,485,792	134,980,445	1,218,756
Net asset value, offering price and redemption price per share	$13.40	$12.87	$11.29	$11.43

The accompanying notes are an integral part of the financial statements.	82

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2007

Assets	Value & Restructuring	Vista

Investments in unaffiliated issuers, at value	$350,039,848	$151,530,071
Investments in affiliated issuers, at value (Note 2)	42,415,346	14,843,332
Securities loaned, at value (Note 2)	41,583,673	14,552,286
Repurchase agreements, at value (Note 2)	6,840,000	11,327,000
Total investments, at value	440,878,867	192,252,689
Cash	388	—
Foreign currency, at value	77	117
Receivable for investments sold	1,176,343	2,000,829
Receivable for forward foreign currency exchange contracts (Note 2)	—	12,699
Dividend, interest and other receivable (net of tax)	680,195	6,595
Total assets	442,735,870	194,272,929

Liabilities

Due to custodian	—	7,148,816
Payable for investments purchased	4,578,235	2,657,389
Payable for forward foreign currency exchange contracts (Note 2)	—	3,179
Payable for fund shares repurchased	348,319	30
Payable upon return of securities loaned (Note 2)	42,415,346	14,843,332
Payable for options written, at value (Note 2)	82,800	—
Payable to affiliates
Fund administration fees	1,775	919
Trustees’ fees	209	87
Other payables and accrued expenses	49,916	38,110
Total liabilities	47,476,600	24,691,862

Net assets

Capital paid-in	$329,771,691	$117,445,173
Undistributed net investment income (loss)	4,095,499	(211,933)
Accumulated undistributed net realized gain (loss)
on investments, options written and foreign currency transactions	(310,848)	7,316,440
Net unrealized appreciation (depreciation) on investments,
options written and translation of assets and
liabilities in foreign currencies	61,702,928	45,031,387
Net assets	$395,259,270	$169,581,067
Investments in unaffiliated issuers, including repurchase agreements, at cost	$336,747,839	$132,387,497
Investments in affiliated issuers, at cost	$42,415,346	$14,843,332
Foreign currency, at cost	$76	$110
Premiums received on written options	$69,175	—

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class NAV
Net assets	$395,259,270	$169,581,067
Shares outstanding	30,586,539	11,801,607
Net asset value, offering price and redemption price per share	$12.92	$14.37

The accompanying notes are an integral part of the financial statements.	83

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

Investment income	Absolute Return	Active Bond	All Cap Core	All Cap Growth

Interest	$21,263	$28,325,123	$1,756,995	$275,397
Dividends	3,736	61,411	5,551,255	1,424,050
Securities lending	—	95,854	38,560	9,947
Income distributions received from affiliated underlying funds	146,484	—	—	—
Less foreign taxes withheld	—	(4,479)	—	(22,664)
Total investment income	171,483	28,477,909	7,346,810	1,686,730

Expenses

Investment management fees (Note 3)	11,069	3,013,404	2,920,040	1,365,087
Class A distribution and service fees (Note 3)	4,159	—	—	—
Class B distribution and service fees (Note 3)	13,798	—	—	—
Class C distribution and service fees (Note 3)	13,798	—	—	—
Class 1 distribution and service fees (Note 3)	694	17,947	—	16,690
Fund administration fees (Note 3)	455	38,595	26,703	11,398
Audit and legal fees	29,838	52,260	37,453	35,244
Custodian fees	11,892	246,074	52,450	60,492
Trustees’ fees (Note 4)	44	3,989	2,588	1,440
Registration and filing fees	21,158	40,631	77,215	7,579
Miscellaneous	14	30,247	6,626	2,680
Total expenses	106,919	3,443,147	3,123,075	1,500,610
Less: expense reductions (Note 3)	(60,630)	—	—	—
Net expenses	46,289	3,443,147	3,123,075	1,500,610
Net investment income (loss)	125,194	25,034,762	4,223,735	186,120

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	555	(555,051)	28,491,006	11,055,225
Investments in affiliated underlying funds	85,427	—	—	—
Capital gain distributions received from affiliated underlying funds	56,429	—	—	—
Futures contracts	9,097	—	3,803,836	—
Options written	2,718	—	—	—
Foreign currency transactions	—	182,241	—	1,300
	154,226	(372,810)	32,294,842	11,056,525
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	3,167	(3,981,389)	(321,159)	15,634,905
Investments in affiliated underlying funds	154,497	—	—	—
Futures contracts	—	—	(2,131,877)	—
Translation of assets and liabilities in foreign currencies	—	14,007	—	714
	157,664	(3,967,382)	(2,453,036)	15,635,619
Net realized and unrealized gain (loss)	311,890	(4,340,192)	29,841,806	26,692,144

Increase (decrease) in net assets from operations	$437,084	$20,694,570	$34,065,541	$26,878,264

The accompanying notes are an integral part of the financial statements.	84

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

Investment income	All Cap Value	Blue Chip Growth	Capital Appreciation	Core Bond

Interest	$512,097	$658,957	$620,286	$12,893,811
Dividends	3,052,285	18,519,078[1]	5,175,835	—
Securities lending	21,994	199,160	581,735	26,976
Less foreign taxes withheld	(22,264)	(321,850)	(139,033)	(5,851)
Total investment income	3,564,112	19,055,345	6,238,823	12,914,936

Expenses

Investment management fees (Note 3)	1,616,391	12,266,999	4,121,655	1,532,955
Class 1 distribution and service fees (Note 3)	12,144	98,597	34,290	696
Fund administration fees (Note 3)	18,846	120,368	44,261	14,458
Audit and legal fees	37,009	71,706	45,152	45,750
Custodian fees	56,064	227,908	52,793	188,902
Trustees’ fees (Note 4)	2,008	11,938	4,333	1,847
Registration and filing fees	12,189	86,847	44,070	16,260
Miscellaneous	3,229	25,266	7,301	6,431
Total expenses	1,757,880	12,909,629	4,353,855	1,807,299
Less: expense reductions (Note 3)	—	(445,218)	—	—
Net expenses	1,757,880	12,464,411	4,353,855	1,807,299
Net investment income (loss)	1,806,232	6,590,934	1,884,968	11,107,637

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	29,101,229	9,364,492	(10,045,046)	(152,241)
Futures contracts	940,102	—	—	—
Foreign currency transactions	—	(80,032)	(125)	—
	30,041,331	9,284,460	(10,045,171)	(152,241)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(3,683,407)	233,359,079	78,350,841	(393,618)
Translation of assets and liabilities in foreign currencies	—	(2,071)	(11)	—
	(3,683,407)	233,357,008	78,350,830	(393,618)
Net realized and unrealized gain (loss)	26,357,924	242,641,468	68,305,659	(545,859)

Increase (decrease) in net assets from operations	$28,164,156	$249,232,402	$70,190,627	$10,561,778

1 Including special dividend of $2,795,216.

The accompanying notes are an integral part of the financial statements.	85

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

			Emerging	Emerging
Investment income	Core Equity	Emerging Growth	Markets Value[1]	Small Company

Interest	$388,933	$397,291	$279,810	$69,451
Dividends	5,922,233	311,281	4,476,213	177,731
Securities lending	—	1,353,772	—	23,048
Less foreign taxes withheld	—	—	(558,877)	(379)
Total investment income	6,311,166	2,062,344	4,197,146	269,851

Expenses

Investment management fees (Note 3)	5,675,941	1,503,124	1,237,155	506,778
Class 1 distribution and service fees (Note 3)	6,946	62,909	—	25,022
Fund administration fees (Note 3)	50,217	3,568	10,201	397
Audit and legal fees	49,832	22,206	32,177	10,393
Custodian fees	95,201	22,297	129,105	11,092
Trustees’ fees (Note 4)	5,621	1,655	113	458
Registration and filing fees	49,152	4,702	13,225	2,276
Miscellaneous	10,456	4,337	1,986	1,696
Total expenses	5,943,366	1,624,798	1,423,962	558,112
Less: expense reductions (Note 3)	—	—	—	(556)
Net expenses	5,943,366	1,624,798	1,423,962	557,556
Net investment income (loss)	367,800	437,546	2,773,184	(287,705)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	6,947,511	11,888,166	735,219[2]	(289,622)
Foreign currency transactions	(5,134)	—	(578,463)	—
	6,942,377	11,888,166	156,756	(289,622)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	60,582,402	20,337,068	22,526,606[3]	9,700,508
Translation of assets and liabilities in foreign currencies	(296)	—	3,673	—
	60,582,106	20,337,068	22,530,279	9,700,508
Net realized and unrealized gain (loss)	67,524,483	32,225,234	22,687,035	9,410,886

Increase (decrease) in net assets from operations	$67,892,283	$32,662,780	$25,460,219	$9,123,181

1 Period from 5-1-07 (commencement of operations) to 8-31-07.

2 Net of $2,471 in deferred India foreign withholding taxes.

3 Net of $96,306 in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.	86

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

Investment income	Equity-Income	Fundamental Value	Global Bond	Global Real Estate

Interest	$2,455,511	$1,849,937	$31,568,874	$203,361
Dividends	19,535,490	16,935,791	13,781	11,354,168
Securities lending	105,588	40,137	3,253	138,700
Less foreign taxes withheld	(128,007)	(105,308)	(54,706)	(609,544)
Total investment income	21,968,582	18,720,557	31,531,202	11,086,685

Expenses

Investment management fees (Note 3)	6,920,388	7,089,403	4,914,310	3,961,060
Class 1 distribution and service fees (Note 3)	103,780	40,111	19,780	—
Fund administration fees (Note 3)	57,114	72,898	52,272	32,426
Audit and legal fees	54,295	55,282	60,624	40,459
Custodian fees	105,576	157,614	539,628	444,913
Trustees’ fees (Note 4)	6,774	7,201	5,535	3,210
Registration and filing fees	36,687	53,505	43,634	67,777
Interest expense and fees on inverse floaters	—	—	10,497	—
Miscellaneous	17,364	12,984	41,882	13,879
Total expenses	7,301,978	7,488,998	5,688,162	4,563,724
Less: expense reductions (Note 3)	(251,500)	—	—	—
Net expenses	7,050,478	7,488,998	5,688,162	4,563,724
Net investment income (loss)	14,918,104	11,231,559	25,843,040	6,522,961

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	40,706,429	11,755,215	(11,555,049)	33,926,788
Futures contracts	—	—	(7,004,909)	—
Options written	—	—	2,108,938	—
Short sales	—	—	(446,016)	—
Swap contracts	—	—	6,844,999	—
Foreign currency transactions	(16,600)	(88,242)	(179,671)	(7,155,970)
	40,689,829	11,666,973	(10,231,708)	26,770,818
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	51,013,753	82,612,275	5,016,861	16,153,119
Futures contracts	—	—	2,332,287	—
Options written	—	—	(365,358)	—
Short sales	—	—	(1,303,715)	—
Swap contracts	—	—	571,118	—
Translation of assets and liabilities in foreign currencies	766	(237)	4,333,058	(174,755)
	51,014,519	82,612,038	10,584,251	15,978,364
Net realized and unrealized gain (loss)	91,704,348	94,279,011	352,543	42,749,182

Increase (decrease) in net assets from operations	$106,622,452	$105,510,570	$26,195,583	$49,272,143

The accompanying notes are an integral part of the financial statements.	87

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

				International
Investment income	High Income	High Yield	Index 500[1]	Equity Index

Interest	$23,081,177	$116,316,907	$263,907	$334,309
Dividends	1,558,211	219,441	655,093	10,868,800
Securities lending	280,371	1,255,269	—	245,680
Less foreign taxes withheld	(228,508)	(128,483)	—	(953,590)
Total investment income	24,691,251	117,663,134	919,000	10,495,199

Expenses

Investment management fees (Note 3)	2,355,822	9,383,099	174,303	2,005,726
Class 1 distribution and service fees (Note 3)	—	24,529	—	—
Fund administration fees (Note 3)	26,386	108,169	2,699	29,752
Audit and legal fees	51,741	79,132	29,299	40,809
Custodian fees	48,595	300,775	10,090	12,145
Trustees’ fees (Note 4)	2,618	11,206	194	2,918
Registration and filing fees	26,251	91,590	2,936	24,941
Miscellaneous	20,102	25,338	584	3,633
Total expenses	2,531,515	10,023,838	220,105	2,119,924
Less: expense reductions (Note 3)	—	—	(26,983)	—
Net expenses	2,531,515	10,023,838	193,122	2,119,924
Net investment income (loss)	22,159,736	107,639,296	725,878	8,375,275

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	14,150,290	12,580,243	74,707	8,637,164
Futures contracts	—	—	(465,461)	1,686,929
Options written	387,539	—	—	—
Foreign currency transactions	391,123	78,167	—	(152,329)
	14,928,952	12,658,410	(390,754)	10,171,764
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	4,448,863	(51,112,978)	1,882,445	55,772,694
Futures contracts	—	—	77,641	(871,653)
Options written	(41,554)	—	—	—
Translation of assets and liabilities in foreign currencies	136,382	551	—	55,481
	4,543,691	(51,112,427)	1,960,086	54,956,522
Net realized and unrealized gain (loss)	19,472,643	(38,454,017)	1,569,332	65,128,286

Increase (decrease) in net assets from operations	$41,632,379	$69,185,279	$2,295,210	$73,503,561

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.	88

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

	International	International	International
Investment income	Opportunities	Small Cap	Small Company	International Value

Interest	$1,413,920	$910,249	$82,545	$1,862,684
Dividends	15,777,272	10,533,135	5,562,708	39,712,396
Securities lending	234,150	331,048	385,003	689,660
Less foreign taxes withheld	(1,296,017)	(1,084,743)	(385,161)	(3,428,223)
Total investment income	16,129,325	10,689,689	5,645,095	38,836,517

Expenses

Investment management fees (Note 3)	6,044,755	4,273,565	2,550,825	9,445,903
Class 1 distribution and service fees (Note 3)	8,899	27,776	—	78,368
Fund administration fees (Note 3)	52,558	36,395	20,632	86,146
Audit and legal fees	49,435	44,947	36,389	63,446
Custodian fees	666,895	805,043	255,844	1,288,921
Trustees’ fees (Note 4)	5,305	3,765	2,006	9,156
Registration and filing fees	39,687	21,413	19,259	53,542
Miscellaneous	12,212	16,604	9,189	24,464
Total expenses	6,879,746	5,229,508	2,894,144	11,049,946
Less: expense reductions (Note 3)	—	—	—	(161,204)
Net expenses	6,879,746	5,229,508	2,894,144	10,888,742
Net investment income (loss)	9,249,579	5,460,181	2,750,951	27,947,775

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	76,067,479	70,377,329[1]	25,655,995[3]	86,675,525
Foreign currency transactions	(279,024)	265,949	(14,638)	(164,172)
	75,788,455	70,643,278	25,641,357	86,511,353
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	47,104,569	68,346,853[2]	30,355,521[4]	85,455,055
Translation of assets and liabilities in foreign currencies	(7,209)	106,055	(1,428)	(22,439)
	47,097,360	68,452,908	30,354,093	85,432,616
Net realized and unrealized gain (loss)	122,885,815	139,096,186	55,995,450	171,943,969

Increase (decrease) in net assets from operations	$132,135,394	$144,556,367	$58,746,401	$199,891,744

1 Net of Thailand foreign taxes of $58,596.

2 Net of $242,277 decrease in deferred Thailand foreign withholding taxes.

3 Net of India foreign taxes of $8,666.

4 Net of $1,892 decrease and $24,563 increase in deferred Thailand and India foreign withholding taxes, respectively.

The accompanying notes are an integral part of the financial statements.	89

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

	Investment
Investment income	Quality Bond	Large Cap	Large Cap Value	Mid Cap Index

Interest	$8,151,661	$305,412	$124,176	$1,187,995
Dividends	—	4,738,008	8,778,798	6,492,284[1]
Securities lending	10,665	10,101	39,177	76,784
Less foreign taxes withheld	(16,332)	—	—	—
Total investment income	8,145,994	5,053,521	8,942,151	7,757,063

Expenses

Investment management fees (Note 3)	869,151	1,945,488	3,900,589	1,992,906
Class 1 distribution and service fees (Note 3)	19,131	6,257	63,743	—
Fund administration fees (Note 3)	10,171	17,982	36,226	34,805
Audit and legal fees	43,389	36,920	89,750	72,721
Custodian fees	140,567	32,017	47,452	10,361
Trustees’ fees (Note 4)	1,172	1,845	3,773	3,312
Registration and filing fees	9,067	19,393	42,494	47,759
Miscellaneous	2,462	4,017	10,249	3,835
Total expenses	1,095,110	2,063,919	4,194,276	2,165,699
Net investment income (loss)	7,050,884	2,989,602	4,747,875	5,591,364

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(231,037)	8,248,358	15,845,172	25,843,720
Futures contracts	177,505	463,873	—	3,452,543
Foreign currency transactions	(86,813)	—	—	—
	(140,345)	8,712,231	15,845,172	29,296,263
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(710,920)	10,568,545	32,088,987	21,604,897
Futures contracts	47,239	—	—	(1,247,667)
Translation of assets and liabilities in foreign currencies	35,866	—	—	—
	(627,815)	10,568,545	32,088,987	20,357,230
Net realized and unrealized gain (loss)	(768,160)	19,280,776	47,934,159	49,653,493

Increase (decrease) in net assets from operations	$6,282,724	$22,270,378	$52,682,034	$55,244,857

1 Including special dividend of $1,163,600.

The accompanying notes are an integral part of the financial statements.	90

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

	Mid Cap			Mid Cap
Investment income	Intersection[1]	Mid Cap Stock	Mid Cap Value	Value Equity

Interest	$169,305	$573,413	$457,105	$98,870
Dividends	1,080,069	3,539,381[2]	2,756,752	2,457,145
Securities lending	—	159,164	13,355	25,954
Less foreign taxes withheld	—	(40,823)	(521)	(7,974)
Total investment income	1,249,374	4,231,135	3,226,691	2,573,995

Expenses

Investment management fees (Note 3)	968,135	3,265,240	1,733,794	1,041,093
Class 1 distribution and service fees (Note 3)	—	61,121	54,303	—
Fund administration fees (Note 3)	11,356	25,937	13,076	8,978
Audit and legal fees	31,302	40,355	35,542	31,513
Custodian fees	20,383	78,607	42,635	31,204
Trustees’ fees (Note 4)	90	2,823	1,371	629
Registration and filing fees	10,414	20,006	8,053	9,459
Miscellaneous	1,411	10,559	3,858	1,863
Total expenses	1,043,091	3,504,648	1,892,632	1,124,739
Net investment income (loss)	206,283	726,487	1,334,059	1,449,256

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(5,164,459)	35,007,528	9,193,183	1,917,996
Futures contracts	(38,127)	—	—	—
Foreign currency transactions	—	(10,014)	—	378
	(5,202,586)	34,997,514	9,193,183	1,918,374
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(10,639,254)	48,522,952	9,149,210	16,439,039
Translation of assets and liabilities in foreign currencies	—	(22)	—	(75)
	(10,639,254)	48,522,930	9,149,210	16,438,964
Net realized and unrealized gain (loss)	(15,841,840)	83,520,444	18,342,393	18,357,338

Increase (decrease) in net assets from operations	($15,635,557)	$84,246,931	$19,676,452	$19,806,594

1 Period from 5-1-07 (commencement of operations) to 8-31-07.

2 Including special dividend of $1,452,500.

The accompanying notes are an integral part of the financial statements.	91

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

		Quantitative	Quantitative	Quantitative
Investment income	Natural Resources	All Cap	Mid Cap	Value

Interest	$1,411,544	$1,294	$160,344	$480,239
Dividends	14,191,495	105,456[1]	2,010,528	15,822,804
Securities lending	197,687	1,153	70,556	102,903
Less foreign taxes withheld	(628,588)	(327)	(5,841)	(59,245)
Total investment income	15,172,138	107,576	2,235,587	16,346,701

Expenses

Investment management fees (Note 3)	8,826,807	40,559	1,269,660	4,311,789
Class A distribution and service fees (Note 3)	—	4,308	—	—
Class B distribution and service fees (Note 3)	—	14,299	—	—
Class C distribution and service fees (Note 3)	—	14,299	—	—
Class 1 distribution and service fees (Note 3)	43,362	—	66,252	55,251
Fund administration fees (Note 3)	71,930	1,559	15,071	47,773
Audit and legal fees	55,086	29,658	35,858	46,599
Custodian fees	456,086	14,511	25,212	65,946
Trustees’ fees (Note 4)	7,293	40	1,633	4,562
Registration and filing fees	43,768	12,575	7,992	29,395
Miscellaneous	41,289	28	28,253	30,030
Total expenses	9,545,621	131,836	1,449,931	4,591,345
Less: expense reductions (Note 3)	—	(53,054)	—	—
Net expenses	9,545,621	78,782	1,449,931	4,591,345
Net investment income (loss)	5,626,517	28,794	785,656	11,755,356

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	166,856,301	582,269	23,424,309	61,580,577
Futures contracts	—	—	835,635	—
Foreign currency transactions	(104,772)	45	(402)	(179)
	166,751,529	582,314	24,259,542	61,580,398
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	53,963,485	304,309	(2,813,290)	(15,018,119)
Translation of assets and liabilities in foreign currencies	1,690	—	—	—
	53,965,175	304,309	(2,813,290)	(15,018,119)
Net realized and unrealized gain (loss)	220,716,704	886,623	21,446,252	46,562,279

Increase (decrease) in net assets from operations	$226,343,221	$915,417	$22,231,908	$58,317,635

1 Including special dividend of $12,473.

The accompanying notes are an integral part of the financial statements.	92

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

	Real Estate	Real Estate
Investment income	Equity	Securities	Real Return Bond	Small Cap

Interest	$708,055	$116,700	$44,470,961	$572,347
Dividends	8,277,221	5,800,384	—	955,899
Securities lending	88,207	13,492	4,743	338,582
Less foreign taxes withheld	(11,985)	(8,503)	—	—
Total investment income	9,061,498	5,922,073	44,475,704	1,866,828

Expenses

Investment management fees (Note 3)	2,371,078	1,358,136	5,872,528	2,137,557
Class 1 distribution and service fees (Note 3)	—	97,010	8,872	568
Fund administration fees (Note 3)	23,169	9,975	66,224	20,278
Audit and legal fees	36,241	35,381	64,224	40,463
Custodian fees	31,287	22,612	180,566	39,571
Trustees’ fees (Note 4)	2,383	1,919	6,573	2,249
Registration and filing fees	20,908	7,304	59,096	18,386
Miscellaneous	11,428	23,039	18,718	9,272
Total expenses	2,496,494	1,555,376	6,276,801	2,268,344
Less: expense reductions (Note 3)	(91,163)	—	(38,575)	—
Net expenses	2,405,331	1,555,376	6,238,226	2,268,344
Net investment income (loss)	6,656,167	4,366,697	38,237,478	(401,516)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	23,075,959	17,706,597	(10,052,982)	17,591,671
Futures contracts	—	—	(7,409,586)	556,913
Options written	—	—	442,405	—
Short sales	—	—	(9,518)	—
Swap contracts	—	—	(896,131)	—
Foreign currency transactions	(5,858)	—	2,158,943	—
	23,070,101	17,706,597	(15,766,869)	18,148,584
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(20,373,734)	(14,129,899)	(1,059,658)	15,935,147
Futures contracts	—	—	(388,076)	—
Options written	—	—	121,470	—
Short sales	—	—	(24,821)	—
Swap contracts	—	—	(128,360)	—
Translation of assets and liabilities in foreign currencies	—	—	(614,396)	—
	(20,373,734)	(14,129,899)	(2,093,841)	15,935,147
Net realized and unrealized gain (loss)	2,696,367	3,576,698	(17,860,710)	34,083,731

Increase (decrease) in net assets from operations	$9,352,534	$7,943,395	$20,376,768	$33,682,215

The accompanying notes are an integral part of the financial statements.	93

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

	Small Cap	Small Cap		Small Company
Investment income	Index	Opportunities	Small Company	Growth

Interest	$432,416	$498,288	$32,324	$193,959
Dividends	1,535,125	5,506,125	963,766	286,581
Securities lending	191,328	225,797	64,289	25,643
Less foreign taxes withheld	(450)	(6,752)	(2,825)	(34)
Total investment income	2,158,419	6,223,458	1,057,554	506,149

Expenses

Investment management fees (Note 3)	599,166	2,547,758	1,088,485	1,238,892
Class 1 distribution and service fees (Note 3)	—	17,606	3,004	—
Fund administration fees (Note 3)	10,726	20,298	7,199	6,753
Audit and legal fees	34,666	48,180	33,357	32,988
Custodian fees	12,052	34,162	122,298	28,516
Trustees’ fees (Note 4)	1,159	2,256	900	703
Registration and filing fees	10,638	15,908	8,825	10,847
Miscellaneous	7,769	7,568	2,143	1,872
Total expenses	676,176	2,693,736	1,266,211	1,320,571
Net investment income (loss)	1,482,243	3,529,722	(208,657)	(814,422)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	12,049,009	316,067	6,205,057	5,186,594
Futures contracts	1,040,038	—	76,661	—
Foreign currency transactions	—	(88)	—	—
	13,089,047	315,979	6,281,718	5,186,594
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	2,593,690	11,923,803	4,434,469	9,504,714
Futures contracts	(141,896)	—	—	—
	2,451,794	11,923,803	4,434,469	9,504,714
Net realized and unrealized gain (loss)	15,540,841	12,239,782	10,716,187	14,691,308

Increase (decrease) in net assets from operations	$17,023,084	$15,769,504	$10,507,530	$13,876,886

The accompanying notes are an integral part of the financial statements.	94

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

Investment income	Small Company Value	Special Value	Spectrum Income	Strategic Bond

Interest	$716,059	$450,258	$43,641,871	$24,131,286
Dividends	4,659,266	1,186,128	3,872,521	107,262
Securities lending	200,906	95,655	82,236	84,085
Less foreign taxes withheld	—	—	(40,276)	(24,507)
Total investment income	5,576,231	1,732,041	47,556,352	24,298,126

Expenses

Investment management fees (Note 3)	4,511,784	998,667	6,576,186	2,603,060
Class 1 distribution and service fees (Note 3)	76,694	2,264	—	22,039
Fund administration fees (Note 3)	33,730	7,223	70,877	27,140
Audit and legal fees	42,676	34,136	63,804	50,359
Custodian fees	64,575	29,299	1,088,543	208,639
Trustees’ fees (Note 4)	3,565	1,174	7,120	2,935
Registration and filing fees	21,588	11,477	70,669	17,343
Miscellaneous	8,326	2,648	13,613	12,252
Total expenses	4,762,938	1,086,888	7,890,812	2,943,767
Less: expense reductions (Note 3)	(206,663)	(19,418)	(208,169)	—
Net expenses	4,556,275	1,067,470	7,682,643	2,943,767
Net investment income (loss)	1,019,956	664,571	39,873,709	21,354,359

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	16,732,830	26,091,455	12,018,695	(6,096,611)
Reimbursement from adviser due to loss from compliance error	—	99,465	—	—
Futures contracts	—	(385,778)	(314,909)	5,581,834
Options written	—	—	—	1,666,336
Swap contracts	—	—	17,484	—
Foreign currency transactions	—	—	907,442	173,568
	16,732,830	25,805,142	12,628,712	1,325,127
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	24,741,259	(7,713,070)	5,666,506	(13,086,828)
Futures contracts	—	—	50,302	(426,960)
Options written	—	—	—	(566,645)
Swap contracts	—	—	(3,836)	—
Translation of assets and liabilities in foreign currencies	—	—	(186,520)	1,752
	24,741,259	(7,713,070)	5,526,452	(14,078,681)
Net realized and unrealized gain (loss)	41,474,089	18,092,072	18,155,164	(12,753,554)

Increase (decrease) in net assets from operations	$42,494,045	$18,756,643	$58,028,873	$8,600,805

The accompanying notes are an integral part of the financial statements.	95

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

				U.S. Global
Investment income	Strategic Income	Total Bond Market[1]	Total Return	Leaders Growth

Interest	$20,643,292	$2,326,029	$75,433,972	$399,968
Dividends	76,680	—	—	7,541,902
Securities lending	63,272	—	5,251	16,988
Less foreign taxes withheld	(34,227)	—	(32,612)	(62,184)
Total investment income	20,749,017	2,326,029	75,406,611	7,896,674

Expenses

Investment management fees (Note 3)	2,447,867	218,143	9,530,626	4,030,181
Class 1 distribution and service fees (Note 3)	—	—	60,403	10,439
Fund administration fees (Note 3)	25,627	4,211	108,335	40,907
Audit and legal fees	46,066	40,284	78,621	45,876
Custodian fees	165,218	10,090	374,583	43,101
Trustees’ fees (Note 4)	2,525	327	10,778	4,493
Registration and filing fees	26,746	2,715	90,791	41,344
Interest expense on securities sold short	—	—	304,459	—
Interest expense and fees on inverse floaters	—	—	123,493	—
Miscellaneous	29,540	1,623	39,539	8,076
Total expenses	2,743,589	277,393	10,721,628	4,224,417
Less: expense reductions (Note 3)	—	(25,861)	—	—
Net expenses	2,743,589	251,532	10,721,628	4,224,417
Net investment income (loss)	18,005,428	2,074,497	64,684,983	3,672,257

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(2,592,334)	(55,468)	(2,891,121)	(11,148,125)
Futures contracts	—	—	(11,375,643)	—
Options written	527,078	—	1,675,721	—
Short sales	—	—	(39,299)	—
Swap contracts	—	—	(1,859,014)	—
Foreign currency transactions	(6,611,240)	—	2,718,080	—
	(8,676,496)	(55,468)	(11,771,276)	(11,148,125)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	905,447	(220,017)	(8,832,561)	50,427,222
Futures contracts	—	—	8,665,388	—
Options written	65,002	—	(69,123)	—
Short sales	—	—	(1,040,795)	—
Swap contracts	—	—	2,260,487	—
Translation of assets and liabilities in foreign currencies	2,682,134	—	2,884,741	—
	3,652,583	(220,017)	3,868,137	50,427,222
Net realized and unrealized gain (loss)	(5,023,913)	(275,485)	(7,903,139)	39,279,097

Increase (decrease) in net assets from operations	$12,981,515	$1,799,012	$56,781,844	$42,951,354

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.	96

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

	U.S. Government	U.S. High
Investment income	Securities	Yield Bond	U.S. Multi Sector	Value[1]

Interest	$11,065,462	$28,140,203	$2,786,473	$27,348
Dividends	—	—	25,872,712	104,395
Securities lending	1,928	135,521	133,345	—
Total investment income	11,067,390	28,275,724	28,792,530	131,743

Expenses

Investment management fees (Note 3)	1,275,931	2,545,950	10,930,532	52,126
Class 1 distribution and service fees (Note 3)	21,022	1,640	—	—
Fund administration fees (Note 3)	17,617	27,565	115,905	548
Audit and legal fees	45,799	48,533	73,346	28,705
Custodian fees	123,361	86,104	274,334	14,457
Trustees’ fees (Note 4)	1,838	2,707	11,551	46
Registration and filing fees	9,499	25,173	107,999	2,522
Miscellaneous	5,857	4,215	21,468	132
Total expenses	1,500,924	2,741,887	11,535,135	98,536
Less: expense reductions (Note 3)	—	—	—	(28,756)
Net expenses	1,500,924	2,741,887	11,535,135	69,780
Net investment income (loss)	9,566,466	25,533,837	17,257,395	61,963

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	361,193	531,282	46,544,991	470,887
Futures contracts	(92,340)	—	3,069,455	—
Options written	20,508	—	—	—
Foreign currency transactions	—	—	(16)	—
	289,361	531,282	49,614,430	470,887
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(1,992,688)	(8,700,116)	62,588,224	198,905
Futures contracts	(70,356)	—	(1,306,292)	—
	(2,063,044)	(8,700,116)	61,281,932	198,905
Net realized and unrealized gain (loss)	(1,773,683)	(8,168,834)	110,896,362	669,792

Increase (decrease) in net assets from operations	$7,792,783	$17,365,003	$128,153,757	$731,755

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.	97

John Hancock Funds II

Statements of Operations — for the year ended August 31, 2007

Investment income	Value & Restructuring	Vista

Interest	$163,641	$164,492
Dividends	7,948,103[1]	571,637[2]
Securities lending	129,562	23,606
Less foreign taxes withheld	(87,197)	(33,404)
Total investment income	8,154,109	726,331

Expenses

Investment management fees (Note 3)	2,950,143	1,338,288
Fund administration fees (Note 3)	24,112	9,037
Audit and legal fees	49,947	34,417
Custodian fees	40,630	60,846
Trustees’ fees (Note 4)	2,786	1,160
Registration and filing fees	27,297	12,068
Miscellaneous	9,742	2,287
Total expenses	3,104,657	1,458,103
Net investment income (loss)	5,049,452	(731,772)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	220,373	12,182,936
Options written	(231,934)	—
Foreign currency transactions	(1,962)	(217,665)
	(13,523)	11,965,271
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	52,506,238	34,269,773
Options written	(13,625)	—
Translation of assets and liabilities in foreign currencies	522	10,169
	52,493,135	34,279,942
Net realized and unrealized gain (loss)	52,479,612	46,245,213

Increase (decrease) in net assets from operations	$57,529,064	$45,513,441

1 Including special dividend of $1,127,343.

2 Including special dividend of $205,194.

The accompanying notes are an integral part of the financial statements.	98

John Hancock Funds II

Statements of Changes in Net Assets

	Absolute Return		Active Bond		All Cap Core
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07	8-31-06[2]	8-31-07	8-31-06[3]

From operations
Net investment income (loss)	$125,194	$45,240	$25,034,762	$14,322,840	$4,223,735	$1,296,069
Net realized gain (loss)	154,226	—	(372,810)	(3,175,474)	32,294,842	(8,220,127)
Change in net unrealized appreciation (depreciation)	157,664	160,534	(3,967,382)	670,385	(2,453,036)	5,270,609
Increase (decrease) in net assets
resulting from operations	437,084	205,774	20,694,570	11,817,751	34,065,541	(1,653,449)
Distributions to shareholders
From net investment income
Class A	(18,971)	—	—	—	—	—
Class B	(16,610)	—	—	—	—	—
Class C	(16,611)	—	—	—	—	—
Class 1	(19,810)	—	(1,772,251)	(954,551)	—	—
Class NAV	—	—	(22,468,413)	(10,220,932)	(1,050,758)	—
From net realized gain
Class A	(17,280)	—	—	—	—	—
Class B	(17,280)	—	—	—	—	—
Class C	(17,280)	—	—	—	—	—
Class 1	(17,280)	—	(187)	—	—	—
Class NAV	—	—	(2,291)	—	(235,599)	—
Total distributions	(141,122)	—	(24,243,142)	(11,175,483)	(1,286,357)	—
From Fund share transactions	141,122	5,000,000	125,592,034	435,912,775	159,859,209	285,676,890
Total increase (decrease)	437,084	5,205,774	122,043,462	436,555,043	192,638,393	284,023,441

Net assets

Beginning of year	5,205,774	—	436,555,043	—	284,023,441	—
End of year	$5,642,858	$5,205,774	$558,598,505	$436,555,043	$476,661,834	$284,023,441
Undistributed net investment income (loss)	$103,895	$50,675	$5,013,545	$3,593,004	$4,237,201	$1,289,516

	All Cap Growth		All Cap Value		Blue Chip Growth
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[4]	8-31-07	8-31-06[4]	8-31-07	8-31-06[4]

From operations
Net investment income (loss)	$186,120	$152,559	$1,806,232	$1,435,072	$6,590,934	$5,538,646
Net realized gain (loss)	11,056,525	(3,003,909)	30,041,331	5,826,940	9,284,460	(3,816,109)
Change in net unrealized appreciation (depreciation)	15,635,619	9,501,316	(3,683,407)	16,725,292	233,357,008	70,971,019
Increase (decrease) in net assets
resulting from operations	26,878,264	6,649,966	28,164,156	23,987,304	249,232,402	72,693,556
Distributions to shareholders
From net investment income
Class 1	(18,249)	(15,666)	(173,314)	(29,388)	(900,395)	(96,099)
Class NAV	(90,046)	(49,558)	(1,710,968)	(268,692)	(5,894,281)	(798,874)
From net realized gain
Class 1	—	—	(581,052)	—	—	—
Class NAV	—	—	(5,659,491)	—	—	—
Total distributions	(108,295)	(65,224)	(8,124,825)	(298,080)	(6,794,676)	(894,973)
From Fund share transactions	(49,571,589)	148,386,145	(140,134,472)	192,472,577	171,225,471	1,201,052,205
Total increase (decrease)	(22,801,620)	154,970,887	(120,095,141)	216,161,801	413,663,197	1,272,850,788

Net assets

Beginning of year	154,970,887	—	216,161,801	—	1,272,850,788	—
End of year	$132,169,267	$154,970,887	$96,066,660	$216,161,801	$1,686,513,985	$1,272,850,788
Undistributed net investment income (loss)	$169,879	$90,754	$1,061,250	$1,139,300	$4,492,316	$4,776,090

1 Period from 6-26-06 (commencement of operations) to 8-31-06.

2 Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

3 Period from 4-28-06 (commencement of operations) to 8-31-06.

4 Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements.	99

John Hancock Funds II

Statements of Changes in Net Assets

	Capital Appreciation		Core Bond		Core Equity
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07	8-31-06[1]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$1,884,968	$428,220	$11,107,637	$6,393,486	$367,800	($25,666)
Net realized gain (loss)	(10,045,171)	(17,430,961)	(152,241)	(1,818,731)	6,942,377	3,472,346
Change in net unrealized appreciation (depreciation)	78,350,830	8,657,847	(393,618)	869,346	60,582,106	6,670,679
Increase (decrease) in net assets
resulting from operations	70,190,627	(8,344,894)	10,561,778	5,444,101	67,892,283	10,117,359
Distributions to shareholders
From net investment income
Class 1	(80,148)	—	(63,466)	(16,947)	(1,945)	—
Class NAV	(538,729)	—	(10,612,586)	(4,956,804)	(157,412)	—
From net realized gain
Class 1	—	—	(72)	—	(74,812)	—
Class NAV	—	—	(11,642)	—	(3,571,972)	—
Total distributions	(618,877)	—	(10,687,766)	(4,973,751)	(3,806,141)	—
From Fund share transactions	122,166,930	468,589,763	70,689,358	197,919,446	166,093,155	586,022,092
Total increase (decrease)	191,738,680	460,244,869	70,563,370	198,389,796	230,179,297	596,139,451

Net assets

Beginning of year	460,244,869	—	198,389,796	—	596,139,451	—
End of year	$651,983,549	$460,244,869	$268,953,166	$198,389,796	$826,318,748	$596,139,451
Undistributed net investment income (loss)	$1,737,321	$467,182	$2,278,759	$1,657,673	$253,596	$97

	Emerging Growth		Emerging Markets Value		Emerging Small Company
	Year ended	Period ended		Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07[2]		8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$437,546	($362,036)	$2,773,184		($287,705)	($277,432)
Net realized gain (loss)	11,888,166	31,435,329	156,756		(289,622)	5,329,331
Change in net unrealized appreciation (depreciation)	20,337,068	(15,348,460)	22,530,279		9,700,508	(3,974,924)
Increase (decrease) in net assets
resulting from operations	32,662,780	15,724,833	25,460,219		9,123,181	1,076,975
Distributions to shareholders
From net investment income
Class 1	(37,299)	—		—	—	—
Class NAV	(23,236)	—		—	—	—
From net realized gain
Class 1	(21,422,612)	—		—	(5,121,451)	—
Class NAV	(9,721,109)	—		—	(52,195)	—
Total distributions	(31,204,256)	—		—	(5,173,646)	—
From Fund share transactions	25,689,284	155,929,854	457,014,708		(410,218)	50,741,810
Total increase (decrease)	27,147,808	171,654,687	482,474,927		3,539,317	51,818,785

Net assets

Beginning of year	171,654,687	—		—	51,818,785	—
End of year	$198,802,495	$171,654,687	$482,474,927		$55,358,102	$51,818,785
Undistributed net investment income (loss)	$407,503	—	$2,194,721		—	—

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

2 Period from 5-1-07 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.	100

John Hancock Funds II

Statements of Changes in Net Assets

	Equity-Income		Fundamental Value		Global Bond
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07	8-31-06[1]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$14,918,104	$11,412,365	$11,231,559	$5,664,277	$25,843,040	$16,234,066
Net realized gain (loss)	40,689,829	31,300,814	11,666,973	4,817,731	(10,231,708)	(4,606,069)
Change in net unrealized appreciation (depreciation)	51,014,519	56,205,455	82,612,038	45,751,068	10,584,251	5,621,665
Increase (decrease) in net assets
resulting from operations	106,622,452	98,918,634	105,510,570	56,233,076	26,195,583	17,249,662
Distributions to shareholders
From net investment income
Class 1	(3,114,779)	(612,671)	(578,789)	(109,544)	(1,006,675)	(227,540)
Class NAV	(9,334,197)	(2,371,194)	(6,005,449)	(1,226,769)	(14,865,355)	(2,800,652)
From net realized gain
Class 1	(8,942,320)	—	(926,324)	—	(458,971)	—
Class NAV	(26,628,618)	—	(9,485,670)	—	(6,707,259)	—
Total distributions	(48,019,914)	(2,983,865)	(16,996,232)	(1,336,313)	(23,038,260)	(3,028,192)
From Fund share transactions	146,137,119	622,862,224	180,763,686	706,526,990	198,321,998	580,776,467
Total increase (decrease)	204,739,657	718,796,993	269,278,024	761,423,753	201,479,321	594,997,937

Net assets

Beginning of year	718,796,993	—	761,423,753	—	594,997,937	—
End of year	$923,536,650	$718,796,993	$1,030,701,777	$761,423,753	$796,477,258	$594,997,937
Undistributed net investment income (loss)	$10,884,168	$8,435,232	$8,830,212	$4,271,133	($14,886,701)	$9,492,882

	Global Real Estate		High Income		High Yield
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[2]	8-31-07	8-31-06[2]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$6,522,961	$1,893,125	$22,159,736	$6,340,541	$107,639,296	$81,271,248
Net realized gain (loss)	26,770,818	(5,530,696)	14,928,952	(553,987)	12,658,410	9,338,978
Change in net unrealized appreciation (depreciation)	15,978,364	15,126,084	4,543,691	(5,980,048)	(51,112,427)	(7,794,032)
Increase (decrease) in net assets
resulting from operations	49,272,143	11,488,513	41,632,379	(193,494)	69,185,279	82,816,194
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(3,521,287)	(2,373,236)
Class NAV	(15,063,407)	—	(21,532,684)	(3,127,218)	(97,919,100)	(67,041,478)
From net realized gain
Class 1	—	—	—	—	(299,239)	—
Class NAV	—	—	(586,903)	—	(7,985,838)	—
Total distributions	(15,063,407)	—	(22,119,587)	(3,127,218)	(109,725,464)	(69,414,714)
From Fund share transactions	76,048,180	343,735,965	74,502,333	292,379,947	446,667,941	1,174,694,020
Total increase (decrease)	110,256,916	355,224,478	94,015,125	289,059,235	406,127,756	1,188,095,500

Net assets

Beginning of year	355,224,478	—	289,059,235	—	1,188,095,500	—
End of year	$465,481,394	$355,224,478	$383,074,360	$289,059,235	$1,594,223,256	$1,188,095,500
Undistributed net investment income (loss)	($716,991)	$5,016,543	$4,932,631	$3,490,060	$21,976,882	$15,619,891

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

2 Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements.	101

John Hancock Funds II

Statements of Changes in Net Assets

		Index 500	International Equity Index		International Opportunities
	Period ended		Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07[1]		8-31-07	8-31-06[2]	8-31-07	8-31-06[3]

From operations
Net investment income (loss)	$725,878		$8,375,275	$5,235,927	$9,249,579	$2,821,331
Net realized gain (loss)	(390,754)		10,171,764	2,331,976	75,788,455	18,421,235
Change in net unrealized appreciation (depreciation)	1,960,086		54,956,522	29,836,925	47,097,360	67,545,351
Increase (decrease) in net assets
resulting from operations	2,295,210		73,503,561	37,404,828	132,135,394	88,787,917
Distributions to shareholders
From net investment income
Class 1		—	—	—	(43,663)	(42,136)
Class NAV	(112,959)		(5,954,619)	(2,080,681)	(1,902,917)	(18,582,164)
From net realized gain
Class 1		—	—	—	(166,390)	—
Class NAV		—	(3,701,853)	—	(7,030,666)	—
Total distributions	(112,959)		(9,656,472)	(2,080,681)	(9,143,636)	(18,624,300)
From Fund share transactions	81,296,406		49,526,522	272,434,870	102,540,199	490,997,093
Total increase (decrease)	83,478,657		113,373,611	307,759,017	225,531,957	561,160,710

Net assets

Beginning of year		—	307,759,017	—	561,160,710	—
End of year	$83,478,657		$421,132,628	$307,759,017	$786,692,667	$561,160,710
Undistributed net investment income (loss)	$607,937		$5,397,216	$2,881,246	$7,599,987	$19,725

	International Small Cap		International Small Company		International Value
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[3]	8-31-07	8-31-06[4]	8-31-07	8-31-06[3]

From operations
Net investment income (loss)	$5,460,181	$5,733,388	$2,750,951	$974,999	$27,947,775	$25,960,995
Net realized gain (loss)	70,643,278	51,817,503	25,641,357	(7,785,169)	86,511,353	50,586,857
Change in net unrealized appreciation (depreciation)	68,452,908	28,663,284	30,354,093	(6,753,919)	85,432,616	105,464,902
Increase (decrease) in net assets
resulting from operations	144,556,367	86,214,175	58,746,401	(13,564,089)	199,891,744	182,012,754
Distributions to shareholders
From net investment income
Class 1	(536,023)	(59,757)	—	—	(3,627,952)	(353,039)
Class NAV	(5,001,016)	(1,022,670)	(1,485,367)	—	(21,823,937)	(2,875,449)
From net realized gain
Class 1	(5,435,293)	—	—	—	(8,785,199)	—
Class NAV	(50,204,755)	—	—	—	(52,619,688)	—
Total distributions	(61,177,087)	(1,082,427)	(1,485,367)	—	(86,856,776)	(3,228,488)
From Fund share transactions	(22,897,382)	310,733,342	(27,682,259)	234,475,079	160,232,397	791,306,845
Total increase (decrease)	60,481,898	395,865,090	29,578,775	220,910,990	273,267,365	970,091,111

Net assets

Beginning of year	395,865,090	—	220,910,990	—	970,091,111	—
End of year	$456,346,988	$395,865,090	$250,489,765	$220,910,990	$1,243,358,476	$970,091,111
Undistributed net investment income (loss)	$4,486,507	$4,659,236	$1,986,284	$845,678	$25,985,674	$23,653,961

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

2 Period from 10-29-05 (commencement of operations) to 8-31-06.

3 Period from 10-15-05 (commencement of operations) to 8-31-06.

4 Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements.	102

John Hancock Funds II

Statements of Changes in Net Assets

	Investment Quality Bond		Large Cap		Large Cap Value
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07	8-31-06[1]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$7,050,884	$4,541,129	$2,989,602	$1,363,397	$4,747,875	$1,556,729
Net realized gain (loss)	(140,345)	(289,334)	8,712,231	3,114,081	15,845,172	(1,478,897)
Change in net unrealized appreciation (depreciation)	(627,815)	(862,651)	10,568,545	9,634,421	32,088,987	17,901,225
Increase (decrease) in net assets
resulting from operations	6,282,724	3,389,144	22,270,378	14,111,899	52,682,034	17,979,057
Distributions to shareholders
From net investment income
Class 1	(1,851,280)	(1,074,307)	(23,638)	(1,427)	(703,700)	(24,236)
Class NAV	(5,269,636)	(2,811,572)	(1,846,623)	(212,012)	(1,983,171)	(293,006)
From net realized gain
Class 1	(1,386)	—	(69,040)	—	—	—
Class NAV	(3,900)	—	(5,336,259)	—	—	—
Total distributions	(7,126,202)	(3,885,879)	(7,275,560)	(213,439)	(2,686,871)	(317,242)
From Fund share transactions	38,524,378	128,744,170	169,341,054	179,904,602	152,588,934	321,851,954
Total increase (decrease)	37,680,900	128,247,435	184,335,872	193,803,062	202,584,097	339,513,769

Net assets

Beginning of year	128,247,435	—	193,803,062	—	339,513,769	—
End of year	$165,928,335	$128,247,435	$378,138,934	$193,803,062	$542,097,866	$339,513,769
Undistributed net investment income (loss)	$1,677,053	$1,197,991	$2,269,390	$1,150,049	$3,303,162	$1,242,158

	Mid Cap Index		Mid Cap Intersection		Mid Cap Stock
	Year ended	Period ended	Period ended		Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[2]		8-31-07[3]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$5,591,364	$966,030	$206,283		$726,487	($640,399)
Net realized gain (loss)	29,296,263	90,512	(5,202,586)		34,997,514	15,188,535
Change in net unrealized appreciation (depreciation)	20,357,230	(1,868,848)	(10,639,254)		48,522,930	16,417,643
Increase (decrease) in net assets
resulting from operations	55,244,857	(812,306)	(15,635,557)		84,246,931	30,965,779
Distributions to shareholders
From net investment income
Class 1	—	—		—	(386,903)	—
Class NAV	(2,132,802)	(98,937)		—	(738,346)	(8,555)
From net realized gain
Class 1	—	—		—	(4,996,167)	(110,835)
Class NAV	(779,434)	—		—	(9,258,029)	(186,450)
Total distributions	(2,912,236)	(98,937)		—	(15,379,445)	(305,840)
From Fund share transactions	203,540,011	173,066,736	349,727,102		132,753,859	270,209,839
Total increase (decrease)	255,872,632	172,155,493	334,091,545		201,621,345	300,869,778

Net assets

Beginning of year	172,155,493	—		—	300,869,778	—
End of year	$428,028,125	$172,155,493	$334,091,545		$502,491,123	$300,869,778
Undistributed net investment income (loss)	$3,994,268	$825,119	$206,283		($14,538)	—

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

2 Period from 10-29-05 (commencement of operations) to 8-31-06.

3 Period from 5-1-07 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.	103

John Hancock Funds II

Statements of Changes in Net Assets

	Mid Cap Value		Mid Cap Value Equity		Natural Resources
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07	8-31-06[2]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$1,334,059	$1,050,937	$1,449,256	$246,829	$5,626,517	$6,661,995
Net realized gain (loss)	9,193,183	5,252,528	1,918,374	(888,280)	166,751,529	33,022,588
Change in net unrealized appreciation (depreciation)	9,149,210	8,839,164	16,438,964	(2,464,971)	53,965,175	114,034,956
Increase (decrease) in net assets
resulting from operations	19,676,452	15,142,629	19,806,594	(3,106,422)	226,343,221	153,719,539
Distributions to shareholders
From net investment income
Class 1	(712,867)	(129,841)	—	—	(688,336)	(51,094)
Class NAV	(398,819)	(193,677)	(611,515)	—	(7,332,396)	(691,085)
From net realized gain
Class 1	(3,935,640)	(26,180)	—	—	(3,211,811)	—
Class NAV	(2,164,603)	(37,303)	—	—	(33,835,034)	—
Total distributions	(7,211,929)	(387,001)	(611,515)	—	(45,067,577)	(742,179)
From Fund share transactions	121,116,168	128,429,015	11,691,496	101,230,202	(111,652,417)	619,966,691
Total increase (decrease)	133,580,691	143,184,643	30,886,575	98,123,780	69,623,227	772,944,051

Net assets

Beginning of year	143,184,643	—	98,123,780	—	772,944,051	—
End of year	$276,765,334	$143,184,643	$129,010,355	$98,123,780	$842,567,278	$772,944,051
Undistributed net investment income (loss)	$1,379,904	$737,063	$1,004,076	$230,465	$3,503,500	$6,002,486

	Quantitative All Cap		Quantitative Mid Cap		Quantitative Value
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[3]	8-31-07[4]	8-31-06[5]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$28,794	$6,844	$785,656	$220,169	$11,755,356	$5,493,128
Net realized gain (loss)	582,314	6,261	24,259,542	(2,725,612)	61,580,398	20,841,210
Change in net unrealized appreciation (depreciation)	304,309	41,732	(2,813,290)	9,969,387	(15,018,119)	29,110,362
Increase (decrease) in net assets
resulting from operations	915,417	54,837	22,231,908	7,463,944	58,317,635	55,444,700
Distributions to shareholders
From net investment income
Class A	(6,133)	—	—	—	—	—
Class B	(1,576)	—	—	—	—	—
Class C	(1,576)	—	—	—	—	—
Class I	(8,085)	—	—	—	—	—
Class 1	—	—	(256,037)	(19,536)	(1,260,172)	(305,249)
Class NAV	—	—	(115,344)	(8,107)	(5,564,010)	(884,370)
From net realized gain
Class A	(1,565)	—	—	—	—	—
Class B	(1,565)	—	—	—	—	—
Class C	(1,565)	—	—	—	—	—
Class I	(1,565)	—	—	—	—	—
Class 1	—	—	(2,102)	(47,665)	(4,979,138)	(11,546)
Class NAV	—	—	(899)	(14,289)	(21,793,012)	(33,123)
Total distributions	(23,630)	—	(374,382)	(89,597)	(33,596,332)	(1,234,288)
From Fund share transactions	23,630	5,000,000	(81,102,354)	175,809,916	302,639,097	403,906,768
Total increase (decrease)	915,417	5,054,837	(59,244,828)	183,184,263	327,360,400	458,117,180

Net assets

Beginning of year	5,054,837	—	183,184,263	—	458,117,180	—
End of year	$5,970,254	$5,054,837	$123,939,435	$183,184,263	$785,477,580	$458,117,180
Undistributed net investment income (loss)	$22,886	$9,516	$590,099	$209,085	$9,223,883	$4,286,265

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

2 Period from 4-28-06 (commencement of operations) to 8-31-06.

3 Period from 7-28-06 (commencement of operations) to 8-31-06.

4 Class NAV shares of Quantitative Mid Cap were terminated on 5-3-07.

5 Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

The accompanying notes are an integral part of the financial statements.	104

John Hancock Funds II

Statements of Changes in Net Assets

	Real Estate Equity		Real Estate Securities		Real Return Bond
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07[2]	8-31-06[3]	8-31-07	8-31-06[3]

From operations
Net investment income (loss)	$6,656,167	$2,061,577	$4,366,697	$11,771,816	$38,237,478	$25,326,003
Net realized gain (loss)	23,070,101	1,344,206	17,706,597	76,579,811	(15,766,869)	(3,594,938)
Change in net unrealized appreciation (depreciation)	(20,373,734)	22,030,725	(14,129,899)	32,841,754	(2,093,841)	(2,812,795)
Increase (decrease) in net assets
resulting from operations	9,352,534	25,436,508	7,943,395	121,193,381	20,376,768	18,918,270
Distributions to shareholders
From net investment income
Class 1	—	—	(5,703,118)	(836,666)	(604,013)	(463,414)
Class NAV	(4,275,003)	—	—	(3,237,864)	(29,695,308)	(19,110,091)
From net realized gain
Class 1	—	—	(81,051,023)	(156,925)	(49,141)	(3,746)
Class NAV	(3,826,821)	—	—	(598,547)	(2,118,343)	(140,598)
Total distributions	(8,101,824)	—	(86,754,141)	(4,830,002)	(32,466,805)	(19,717,849)
From Fund share transactions	(21,676,579)	249,457,958	53,065,257	54,198,256	279,768,972	702,596,985
Total increase (decrease)	(20,425,869)	274,894,466	(25,745,489)	170,561,635	267,678,935	701,797,406

Net assets

Beginning of year	274,894,466	—	170,561,635	—	701,797,406	—
End of year	$254,468,597	$274,894,466	$144,816,146	$170,561,635	$969,476,341	$701,797,406
Undistributed net investment income (loss)	$407,386	$1,515,505	$966,761	$3,984,988	$14,139,935	$3,339,086

	Small Cap		Small Cap Index		Small Cap Opportunities
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[3]	8-31-07	8-31-06[4]	8-31-07	8-31-063[3]

From operations
Net investment income (loss)	($401,516)	($474,061)	$1,482,243	$642,036	$3,529,722	$2,160,847
Net realized gain (loss)	18,148,584	(1,290,852)	13,089,047	3,362,074	315,979	6,633,397
Change in net unrealized appreciation (depreciation)	15,935,147	8,031,744	2,451,794	1,215,440	11,923,803	15,182,294
Increase (decrease) in net assets
resulting from operations	33,682,215	6,266,831	17,023,084	5,219,550	15,769,504	23,976,538
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(419,296)	(48,845)
Class NAV	—	—	(1,034,704)	(86,672)	(2,899,008)	(462,991)
From net realized gain
Class 1	—	—	—	—	(861,596)	(3,697)
Class NAV	—	—	(3,992,892)	—	(5,905,883)	(33,252)
Total distributions	—	—	(5,027,596)	(86,672)	(10,085,783)	(548,785)
From Fund share transactions	(105,336,693)	234,324,408	(47,689,663)	119,963,560	(24,662,257)	223,703,772
Total increase (decrease)	(71,654,478)	240,591,239	(35,694,175)	125,096,438	(18,978,536)	247,131,525

Net assets

Beginning of year	240,591,239	—	125,096,438	—	247,131,525	—
End of year	$168,936,761	$240,591,239	$89,402,263	$125,096,438	$228,152,989	$247,131,525
Undistributed net investment income (loss)	—	—	$898,736	$536,633	$1,720,966	$1,544,403

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

2 Class NAV shares of Real Estate Securities Fund were terminated on 5-1-06.

3 Period from 10-15-05 (commencement of operations) to 8-31-06.

4 Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements.	105

John Hancock Funds II

Statements of Changes in Net Assets

	Small Company		Small Company Growth		Small Company Value
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07	8-31-06[2]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	($208,657)	($223,873)	($814,422)	($439,085)	$1,019,956	$1,514,278
Net realized gain (loss)	6,281,718	(349,401)	5,186,594	1,671,492	16,732,830	2,995,867
Change in net unrealized appreciation (depreciation)	4,434,469	1,321,814	9,504,714	4,880,900	24,741,259	32,157,056
Increase (decrease) in net assets
resulting from operations	10,507,530	748,540	13,876,886	6,113,307	42,494,045	36,667,201
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(399,933)	(272,671)
Class NAV	—	—	—	—	(718,167)	(401,689)
From net realized gain
Class 1	—	—	—	—	(2,245,675)	—
Class NAV	—	—	(1,393,929)	—	(3,878,230)	—
Total distributions	—	—	(1,393,929)	—	(7,242,005)	(674,360)
From Fund share transactions	(5,883,810)	92,677,026	121,930,345	67,787,488	39,886,714	351,922,253
Total increase (decrease)	4,623,720	93,425,566	134,413,302	73,900,795	75,138,754	387,915,094

Net assets

Beginning of year	93,425,566	—	73,900,795	—	387,915,094	—
End of year	$98,049,286	$93,425,566	$208,314,097	$73,900,795	$463,053,848	$387,915,094
Undistributed net investment income (loss)	—	—	($2)	($2)	$345,267	$846,061

	Special Value		Spectrum Income		Strategic Bond
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07[3]	8-31-06[1]	8-31-07	8-31-06[2]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$664,571	$410,621	$39,873,709	$22,721,733	$21,354,359	$17,296,917
Net realized gain (loss)	25,805,142	910,254	12,628,712	637,457	1,325,127	(4,887,393)
Change in net unrealized appreciation (depreciation)	(7,713,070)	7,424,159	5,526,452	11,651,117	(14,078,681)	2,577,393
Increase (decrease) in net assets
resulting from operations	18,756,643	8,745,034	58,028,873	35,010,307	8,600,805	14,986,917
Distributions to shareholders
From net investment income
Class 1	(28,377)	(1,203)	—	—	(2,346,688)	(1,747,753)
Class NAV	(818,819)	(80,457)	(37,709,123)	(18,140,475)	(17,589,075)	(13,039,773)
From net realized gain
Class 1	(1,435,178)	—	—	—	(38)	(10,065)
Class NAV	(24,248,658)	—	(1,278,570)	—	(254)	(114,768)
Total distributions	(26,531,032)	(81,660)	(38,987,693)	(18,140,475)	(19,936,055)	(14,912,359)
From Fund share transactions	(115,264,938)	118,998,419	196,465,949	746,861,140	168,235,858	311,694,682
Total increase (decrease)	(123,039,327)	127,661,793	215,507,129	763,730,972	156,900,608	311,769,240

Net assets

Beginning of year	127,661,793	—	763,730,972	—	311,769,240	—
End of year	$4,622,466	$127,661,793	$979,238,101	$763,730,972	$468,669,848	$311,769,240
Undistributed net investment income (loss)	$25,548	$292,695	$10,011,334	$6,423,970	$3,902,664	$3,116,177

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

2 Period from 10-29-05 (commencement of operations) to 8-31-06.

3 Class NAV shares of Special Value were terminated on 5-30-07.

The accompanying notes are an integral part of the financial statements.	106

John Hancock Funds II

Statements of Changes in Net Assets

	Strategic Income		Total Bond Market		Total Return
	Year ended	Period ended	Period ended		Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]		8-31-07[2]	8-31-07	8-31-06[3]

From operations
Net investment income (loss)	$18,005,428	$3,848,752	$2,074,497		$64,684,983	$35,083,437
Net realized gain (loss)	(8,676,496)	909,475		(55,468)	(11,771,276)	1,603
Change in net unrealized appreciation (depreciation)	3,652,583	(1,112,323)	(220,017)		3,868,137	1,758,133
Increase (decrease) in net assets
resulting from operations	12,981,515	3,645,904	1,799,012		56,781,844	36,843,173
Distributions to shareholders
From net investment income
Class 1	—	—		—	(4,700,672)	(2,773,005)
Class NAV	(12,664,623)	(2,008,968)	(1,721,518)		(48,061,952)	(24,067,715)
From net realized gain
Class 1	—	—		—	(265,340)	—
Class NAV	—	—		—	(2,548,023)	—
Total distributions	(12,664,623)	(2,008,968)	(1,721,518)		(55,575,987)	(26,840,720)
From Fund share transactions	141,283,033	279,456,497	53,505,674		365,795,161	1,149,272,239
Total increase (decrease)	141,599,925	281,093,433	53,583,168		367,001,018	1,159,274,692

Net assets

Beginning of year	281,093,433	—		—	1,159,274,692	—
End of year	$422,693,358	$281,093,433	$53,583,168		$1,526,275,710	$1,159,274,692
Undistributed net investment income (loss)	$2,440,809	$3,755,040	$478,101		$19,045,374	$10,021,670

	U.S. Global Leaders Growth		U.S. Government Securities		U.S. High Yield Bond
	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[3]	8-31-07	8-31-06[3]	8-31-07	8-31-06[3]

From operations
Net investment income (loss)	$3,672,257	$1,799,216	$9,566,466	$6,188,465	$25,533,837	$12,363,225
Net realized gain (loss)	(11,148,125)	(5,771,575)	289,361	(1,000,906)	531,282	(96,841)
Change in net unrealized appreciation (depreciation)	50,427,222	(14,622,516)	(2,063,044)	629,379	(8,700,116)	(747,561)
Increase (decrease) in net assets
resulting from operations	42,951,354	(18,594,875)	7,792,783	5,816,938	17,365,003	11,518,823
Distributions to shareholders
From net investment income
Class 1	(122,004)	(10,881)	(1,928,490)	(1,060,319)	(226,221)	(38,635)
Class NAV	(2,499,659)	(198,525)	(7,809,347)	(3,604,130)	(24,325,401)	(9,044,306)
From net realized gain
Class 1	—	—	(59,567)	(15,290)	(104)	—
Class NAV	—	—	(250,357)	(44,735)	(12,238)	—
Total distributions	(2,621,663)	(209,406)	(10,047,761)	(4,724,474)	(24,563,964)	(9,082,941)
From Fund share transactions	162,902,644	495,818,107	(4,472,069)	202,472,305	113,947,229	287,577,645
Total increase (decrease)	203,232,335	477,013,826	(6,727,047)	203,564,769	106,748,268	290,013,527

Net assets

Beginning of year	477,013,826	—	203,564,769	—	290,013,527	—
End of year	$680,246,161	$477,013,826	$196,837,722	$203,564,769	$396,761,795	$290,013,527
Undistributed net investment income (loss)	$2,643,747	$1,593,153	$1,745,178	$1,806,481	$5,298,608	$3,824,838

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

2 Period from 10-27-06 (commencement of operations) to 8-31-07.

3 Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements.	107

John Hancock Funds II

Statements of Changes in Net Assets

	U.S. Multi Sector		Value	Value & Restructuring
	Year ended	Period ended	Period ended	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]	8-31-07[2]	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	$17,257,395	$9,102,196	$61,963	$5,049,452	$2,346,697
Net realized gain (loss)	49,614,430	4,342,196	470,887	(13,523)	1,120,491
Change in net unrealized appreciation (depreciation)	61,281,932	26,125,188	198,905	52,493,135	9,209,793
Increase (decrease) in net assets
resulting from operations	128,153,757	39,569,580	731,755	57,529,064	12,676,981
Distributions to shareholders
From net investment income
Class NAV	(12,350,979)	(1,421,127)	(7,330)	(3,198,754)	(406,118)
From net realized gain
Class NAV	(6,470,404)	—	—	(1,103,470)	—
Total distributions	(18,821,383)	(1,421,127)	(7,330)	(4,302,224)	(406,118)
From Fund share transactions	187,458,471	1,188,817,440	13,205,808	45,537,723	284,223,844
Total increase (decrease)	296,790,845	1,226,965,893	13,930,233	98,764,563	296,494,707

Net assets

Beginning of year	1,226,965,893	—	—	296,494,707	—
End of year	$1,523,756,738	$1,226,965,893	$13,930,233	$395,259,270	$296,494,707
Undistributed net investment income (loss)	$13,928,421	$7,664,576	$54,634	$4,095,499	$1,962,533

	Vista
	Year ended	Period ended
Increase (decrease) in net assets	8-31-07	8-31-06[1]

From operations
Net investment income (loss)	($731,772)	($135,179)
Net realized gain (loss)	11,965,271	(4,143,358)
Change in net unrealized appreciation (depreciation)	34,279,942	10,751,445
Increase (decrease) in net assets
resulting from operations	45,513,441	6,472,908
From Fund share transactions	1,457,923	116,136,795
Total increase (decrease)	46,971,364	122,609,703

Net assets

Beginning of year	122,609,703	—
End of year	$169,581,067	$122,609,703
Undistributed net investment income (loss)	($211,933)	($483)

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

2 Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.	108

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Absolute Return
CLASS A

8-31-2007	10.42	0.28[7]	0.62	0.90	(0.15)	(0.14)	—	(0.29)	11.03	8.72[1,2]	1	0.55[3]	1.65[3,4]	2.55[5]	18

8-31-2006[6]	10.00	0.10[7]	0.32	0.42	—	—	—	—	10.42	4.20[1,2,8]	1	0.55[3,9]	4.04[3,4,9]	5.17[5,9]	—[8]

CLASS B

8-31-2007	10.40	0.20[7]	0.63	0.83	(0.14)	(0.14)	—	(0.28)	10.95	7.96[1,2]	1	1.25[3]	2.34[3,4]	1.85[5]	18

8-31-2006[6]	10.00	0.08[7]	0.32	0.40	—	—	—	—	10.40	4.00[1,2,8]	1	1.25[3,9]	4.73[3,4,9]	4.48[5,9]	—[8]

CLASS C

8-31-2007	10.40	0.20[7]	0.63	0.83	(0.14)	(0.14)	—	(0.28)	10.95	7.96[1,2]	1	1.25[3]	2.34[3,4]	1.85[5]	18

8-31-2006[6]	10.00	0.08[7]	0.32	0.40	—	—	—	—	10.40	4.00[1,2,8]	1	1.25[3,9]	4.73[3,4,9]	4.48[5,9]	—[8]

CLASS 1

8-31-2007	10.42	0.31[7]	0.62	0.93	(0.16)	(0.14)	—	(0.30)	11.05	8.98[1,2]	1	0.30[3]	1.40[3,4]	2.80[5]	18

8-31-2006[6]	10.00	0.10[7]	0.32	0.42	—	—	—	—	10.42	4.20[1,2,8]	1	0.30[3,9]	3.79[3,4,9]	5.42[5,9]	—[8]

Active Bond
CLASS 1

8-31-2007	9.60	0.47[7]	(0.06)	0.41	(0.47)	—[11]	—	(0.47)	9.54	4.38[12]	36	0.73	0.73	4.92	165[27]

8-31-2006[10]	9.61	0.36[7]	(0.11)	0.25	(0.26)	—	—	(0.26)	9.60	2.68[8,12]	37	0.79[9]	0.79[9]	4.27[9]	406[8]

CLASS NAV

8-31-2007	9.60	0.48[7]	(0.07)	0.41	(0.48)	—[11]	—	(0.48)	9.53	4.34[12]	523	0.68	0.68	4.99	165[27]

8-31-2006[10]	9.58	0.35[7]	(0.06)	0.29	(0.27)	—	—	(0.27)	9.60	3.09[8,12]	399	0.70[9]	0.70[9]	4.30[9]	406[8]

All Cap Core
CLASS NAV

8-31-2007	9.92	0.12[7]	1.06	1.18	(0.03)	(0.01)	—	(0.04)	11.06	11.93[12]	477	0.83	0.83	1.12	244

8-31-2006[13]	10.00	0.05[7]	(0.13)	(0.08)	—	—	—	—	9.92	(0.80)[8]	284	0.84[9]	0.84[9]	1.42[9]	86[8]

All Cap Growth
CLASS 1

8-31-2007	16.43	0.01[7]	2.85	2.86	(0.01)	—	—	(0.01)	19.28	17.41[12]	33	0.97	0.97	0.07	102

8-31-2006[14]	15.50	0.01[7]	0.93	0.94	(0.01)	—	—	(0.01)	16.43	6.05[8,12]	32	1.00[9]	1.00[9]	0.08[9]	106[8]

CLASS NAV

8-31-2007	16.45	0.02[7]	2.85	2.87	(0.01)	—	—	(0.01)	19.31	17.46[12]	99	0.92	0.92	0.13	102

8-31-2006[14]	15.51	0.02[7]	0.93	0.95	(0.01)	—	—	(0.01)	16.45	6.11[8,12]	123	0.95[9]	0.95[9]	0.14[9]	106[8]

All Cap Value
CLASS 1

8-31-2007	15.84	0.14[7]	1.82	1.96	(0.12)	(0.42)	—	(0.54)	17.26	12.64[12]	26	0.97	0.97	0.82	82

8-31-2006[14]	13.84	0.11[7]	1.91	2.02	(0.02)	—	—	(0.02)	15.84	14.64[8,12,15]	21	0.94[9]	0.94[9]	0.80[9]	48[8]

CLASS NAV

8-31-2007	15.80	0.15[7]	1.81	1.96	(0.13)	(0.42)	—	(0.55)	17.21	12.62[12]	70	0.88	0.88	0.93	82

8-31-2006[14]	13.80	0.12[7]	1.91	2.03	(0.03)	—	—	(0.03)	15.80	14.69[8,12,15]	195	0.89[9]	0.89[9]	0.88[9]	48[8]

The accompanying notes are an integral part of the financial statements.	109

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Blue Chip Growth
CLASS 1

8-31-2007	17.82	0.08[7,39]	3.17	3.25	(0.09)	—	—	(0.09)	20.98	18.28[2,12]	204	0.86	0.89[4]	0.39	33

8-31-2006[14]	16.53	0.08[7]	1.22	1.30	(0.01)	—	—	(0.01)	17.82	7.88[2,8,12]	185	0.88[9]	0.90[4,9]	0.51[9]	28[8]

CLASS NAV

8-31-2007	17.80	0.09[7,39]	3.17	3.26	(0.09)	—	—	(0.09)	20.97	18.37[2,12]	1,483	0.81	0.84[4]	0.44	33

8-31-2006[14]	16.51	0.09[7]	1.22	1.31	(0.02)	—	—	(0.02)	17.80	7.90[2,8,12]	1,088	0.83[9]	0.85[4,9]	0.58[9]	28[8]

Capital Appreciation
CLASS 1

8-31-2007	9.44	0.03[7]	1.33	1.36	(0.01)	—	—	(0.01)	10.79	14.43[12]	66	0.81	0.81	0.27	63

8-31-2006[14]	9.20	0.01[7]	0.23	0.24	—	—	—	—	9.44	2.61[8]	68	0.88[9]	0.88[9]	0.10[9]	57[8]

CLASS NAV

8-31-2007	9.45	0.04[7]	1.32	1.36	(0.01)	—	—	(0.01)	10.80	14.42[12]	586	0.76	0.76	0.34	63

8-31-2006[14]	9.20	0.01[7]	0.24	0.25	—	—	—	—	9.45	2.72[8]	393	0.83[9]	0.83[9]	0.15[9]	57[8]

Core Bond
CLASS 1

8-31-2007	12.52	0.58[7]	(0.02)	0.56	(0.57)	—[11]	—	(0.57)	12.51	4.60[12]	2	0.82	0.82	4.67	313[28]

8-31-2006[14]	12.51	0.47[7]	(0.12)	0.35	(0.34)	—	—	(0.34)	12.52	2.86[8,12]	1	0.88[9]	0.88[9]	4.39[9]	436[8]

CLASS NAV

8-31-2007	12.51	0.59[7]	(0.02)	0.57	(0.58)	—[11]	—	(0.58)	12.50	4.67[12]	267	0.77	0.77	4.71	313[28]

8-31-2006[14]	12.50	0.46[7]	(0.11)	0.35	(0.34)	—	—	(0.34)	12.51	2.90[8,12]	197	0.83[9]	0.83[9]	4.24[9]	436[8]

Core Equity
CLASS 1

8-31-2007	14.25	—[7,11]	1.71	1.71	—[11]	(0.09)	—	(0.09)	15.87	11.99[12]	14	0.86	0.86	—[16]	12

8-31-2006[14]	13.76	(0.01)[7]	0.50	0.49	—	—	—	—	14.25	3.56[8,12]	12	0.88[9]	0.88[9]	(0.04)[9]	13[8]

CLASS NAV

8-31-2007	14.27	0.01[7]	1.70	1.71	—[11]	(0.09)	—	(0.09)	15.89	11.99[12]	812	0.81	0.81	0.05	12

8-31-2006[14]	13.77	—[7,11]	0.50	0.50	—	—	—	—	14.27	3.63[8,12]	584	0.83[9]	0.83[9]	(0.01)[9]	13[8]

Emerging Growth
CLASS 1

8-31-2007	18.34	0.04[7]	3.15	3.19	(0.01)	(3.34)	—	(3.35)	18.18	19.20[12]	128	0.88	0.88	0.21	44

8-31-2006[14]	16.35	(0.04)[7]	2.03	1.99	—	—	—	—	18.34	12.17[8]	120	0.98[9]	0.98[9]	(0.26)[9]	206[8]

CLASS NAV

8-31-2007	18.34	0.05[7]	3.15	3.20	(0.01)	(3.34)	—	(3.35)	18.19	19.27[12]	71	0.83	0.83	0.28	44

8-31-2006[14]	16.35	(0.03)[7]	2.02	1.99	—	—	—	—	18.34	12.17[8]	51	0.93[9]	0.93[9]	(0.20)[9]	206[8]

Emerging Markets Value
CLASS NAV

8-31-2007[17]	10.00	0.08[7]	0.94	1.02	—	—	—	—	11.02	10.20[8]	482	1.10[9]	1.10[9]	2.14[9]	2[8]

The accompanying notes are an integral part of the financial statements.	110

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Emerging Small Company
CLASS 1

8-31-2007	28.97	(0.17)[7]	5.39	5.22	—	(3.05)	—	(3.05)	31.14	19.30[2,12]	48	1.07	1.07[4]	(0.56)	88

8-31-2006[18]	28.17	(0.16)[7]	0.96	0.80	—	—	—	—	28.97	2.84[2,8]	52	1.13[9]	1.30[4,9]	(0.57)[9]	207[8]

CLASS NAV

8-31-2007	28.97	(0.13)[7]	5.36	5.23	—	(3.05)	—	(3.05)	31.15	19.34[2,12]	7	1.02	1.02[4]	(0.42)	88

8-31-2006[18]	29.40	(0.04)[7]	(0.39)	(0.43)	—	—	—	—	28.97	(1.46)[2,8]	—[19]	1.08[9]	1.76[4,9]	(0.71)[9]	207[8]

Equity-Income
CLASS 1

8-31-2007	18.13	0.33[7]	2.22	2.55	(0.30)	(0.86)	—	(1.16)	19.52	14.37[2,12]	212	0.86	0.89[4]	1.70	20

8-31-2006[14]	16.03	0.26[7]	1.90	2.16	(0.06)	—	—	(0.06)	18.13	13.52[2,8,12]	183	0.89[9]	0.90[4,9]	1.68[9]	39[8]

CLASS NAV

8-31-2007	18.11	0.34[7]	2.22	2.56	(0.30)	(0.86)	—	(1.16)	19.51	14.46[2,12]	711	0.81	0.84[4]	1.75	20

8-31-2006[14]	16.01	0.27[7]	1.89	2.16	(0.06)	—	—	(0.06)	18.11	13.54[2,8,12]	535	0.84[9]	0.85[4,9]	1.75[9]	39[8]

Fundamental Value
CLASS 1

8-31-2007	15.86	0.20[7]	1.86	2.06	(0.13)	(0.21)	—	(0.34)	17.58	13.02[12]	85	0.85	0.85	1.15	6

8-31-2006[14]	14.34	0.13[7]	1.42	1.55	(0.03)	—	—	(0.03)	15.86	10.83[8,12]	67	0.86[9]	0.86[9]	0.93[9]	8[8]

CLASS NAV

8-31-2007	15.83	0.21[7]	1.86	2.07	(0.13)	(0.21)	—	(0.34)	17.56	13.12[12]	946	0.80	0.80	1.21	6

8-31-2006[14]	14.31	0.13[7]	1.42	1.55	(0.03)	—	—	(0.03)	15.83	10.87[8,12]	695	0.81[9]	0.81[9]	1.00[9]	8[8]

Global Bond
CLASS 1

8-31-2007	14.83	0.53[7]	(0.04)[46]	0.49	(0.35)	(0.16)	—	(0.51)	14.81	3.40[12]	42	0.86[38]	0.86[38]	3.64	272[29]

8-31-2006[14]	14.56	0.44[7]	(0.08)[46]	0.36	(0.09)	—	—	(0.09)	14.83	2.46[8,12]	41	0.84[9]	0.84[9]	3.42[9]	248[8]

CLASS NAV

8-31-2007	14.79	0.54[7]	(0.03)[46]	0.51	(0.36)	(0.16)	—	(0.52)	14.78	3.51[12]	754	0.81[38]	0.81[38]	3.68	272[29]

8-31-2006[14]	14.52	0.45[7]	(0.09)[46]	0.36	(0.09)	—	—	(0.09)	14.79	2.48[8,12]	554	0.79[9]	0.79[9]	3.56[9]	248[8]

Global Real Estate
CLASS NAV

8-31-2007	10.30	0.18[7]	1.34	1.52	(0.45)	—	—	(0.45)	11.37	14.70[12]	465	1.08	1.08	1.54	97

8-31-2006[13]	10.00	0.06[7]	0.24	0.30	—	—	—	—	10.30	3.00[8]	355	1.09[9]	1.09[9]	1.65[9]	87[8]

High Income
CLASS NAV

8-31-2007	9.87	0.69[7]	0.76	1.45	(0.69)	(0.02)	—	(0.71)	10.61	14.81[12]	383	0.73	0.73	6.38	67

8-31-2006[13]	10.00	0.23[7]	(0.25)	(0.02)	(0.11)	—	—	(0.11)	9.87	(0.14)[8,12]	289	0.77[9]	0.77[9]	6.73[9]	76[8]

The accompanying notes are an integral part of the financial statements.	111

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

High Yield
CLASS 1

8-31-2007	10.12	0.77[7]	(0.17)	0.60	(0.74)	(0.06)	—	(0.80)	9.92	6.02[12]	48	0.75	0.75	7.48	77[30]

8-31-2006[14]	10.10	0.65[7]	(0.03)	0.62	(0.60)	—	—	(0.60)	10.12	6.41[8,12]	44	0.76[9]	0.76[9]	7.22[9]	83[8]

CLASS NAV

8-31-2007	10.08	0.77[7]	(0.17)	0.60	(0.75)	(0.06)	—	(0.81)	9.87	6.00[12]	1,547	0.70	0.70	7.55	77[30]

8-31-2006[14]	10.06	0.66[7]	(0.03)	0.63	(0.61)	—	—	(0.61)	10.08	6.49[8,12]	1,144	0.71[9]	0.71[9]	7.36[9]	83[8]

Index 500
CLASS NAV

8-31-2007[20]	10.00	0.17[7]	0.67	0.84	(0.04)	—	—	(0.04)	10.80	8.41[2,8,12]	83	0.51[9]	0.58[4,9]	1.93[9]	3[8]

International Equity Index
CLASS NAV

8-31-2007	18.97	0.47[7]	3.64	4.11	(0.35)	(0.22)	—	(0.57)	22.51	21.97[12]	421	0.56	0.56	2.23	15

8-31-2006[21]	15.59	0.41[7]	3.17	3.58	(0.20)	—	—	(0.20)	18.97	23.16[8,12]	308	0.58[9]	0.58[9]	2.78[9]	11[8]

International Opportunities
CLASS 1

8-31-2007	16.13	0.25[7]	3.19	3.44	(0.05)	(0.20)	—	(0.25)	19.32	21.48[12]	23	1.04	1.04	1.40	127

8-31-2006[14]	13.71	0.11[7]	3.01	3.12	(0.70)	—	—	(0.70)	16.13	23.36[8,12,22]	9	1.07[9]	1.07[9]	0.78[9]	99[8]

CLASS NAV

8-31-2007	16.16	0.24[7]	3.21	3.45	(0.05)	(0.20)	—	(0.25)	19.36	21.51[12]	764	0.99	0.99	1.34	127

8-31-2006[14]	13.72	0.10[7]	3.04	3.14	(0.70)	—	—	(0.70)	16.16	23.51[8,12,22]	552	1.02[9]	1.02[9]	0.73[9]	99[8]

International Small Cap
CLASS 1

8-31-2007	20.95	0.28[7]	6.44	6.72	(0.28)	(2.86)	—	(3.14)	24.53	34.99[12]	81	1.16	1.16	1.24	26

8-31-2006[14]	18.48	0.27[7]	2.24	2.51	(0.04)	—	—	(0.04)	20.95	13.58[8,12]	37	1.18[9]	1.18[9]	1.55[9]	89[8]

CLASS NAV

8-31-2007	20.95	0.26[7]	6.46	6.72	(0.28)	(2.86)	—	(3.14)	24.53	35.01[12]	376	1.11	1.11	1.16	26

8-31-2006[14]	18.45	0.25[7]	2.29	2.54	(0.04)	—	—	(0.04)	20.95	13.80[8,12]	359	1.13[9]	1.13[9]	1.43[9]	89[8]

International Small Company
CLASS NAV

8-31-2007	9.33	0.12[7]	2.14	2.26	(0.06)	—	—	(0.06)	11.53	24.30[12]	250	1.11	1.11	1.06	32

8-31-2006[13]	10.00	0.04[7]	(0.71)	(0.67)	—	—	—	—	9.33	(6.70)[8]	221	1.14[9]	1.14[9]	1.37[9]	57[8]

International Value
CLASS 1

8-31-2007	17.91	0.45[7]	2.93	3.38	(0.46)	(1.10)	—	(1.56)	19.73	19.45[2,12]	162	0.98	1.00[4]	2.32	24

8-31-2006[14]	15.20	0.46[7]	2.30	2.76	(0.05)	—	—	(0.05)	17.91	18.22[2,8,12]	134	0.99[9]	1.01[4,9]	3.17[9]	59[8]

CLASS NAV

8-31-2007	17.88	0.47[7]	2.91	3.38	(0.46)	(1.10)	—	(1.56)	19.70	19.50[2,12]	1,081	0.93	0.95[4]	2.42	24

8-31-2006[14]	15.16	0.47[7]	2.30	2.77	(0.05)	—	—	(0.05)	17.88	18.35[2,8,12]	836	0.94[9]	0.96[4,9]	3.21[9]	59[8]

The accompanying notes are an integral part of the financial statements.	112

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Investment Quality Bond
CLASS 1

8-31-2007	11.76	0.56[7]	(0.04)	0.52	(0.58)	—[11]	—	(0.58)	11.70	4.49[12]	43	0.78	0.78	4.77	37

8-31-2006[14]	11.84	0.46[7]	(0.16)	0.30	(0.38)	—	—	(0.38)	11.76	2.64[8,12]	35	0.84[9]	0.84[9]	4.42[9]	35[8]

CLASS NAV

8-31-2007	11.75	0.56[7]	(0.04)	0.52	(0.58)	—[11]	—	(0.58)	11.69	4.56[12]	123	0.73	0.73	4.83	37

8-31-2006[14]	11.83	0.46[7]	(0.16)	0.30	(0.38)	—	—	(0.38)	11.75	2.68[8,12]	93	0.79[9]	0.79[9]	4.51[9]	35[8]

Large Cap
CLASS 1

8-31-2007	14.67	0.19[7]	1.78	1.97	(0.13)	(0.39)	—	(0.52)	16.12	13.59[12]	31	0.81	0.81	1.15	29

8-31-2006[14]	13.26	0.11[7]	1.31	1.42	(0.01)	—	—	(0.01)	14.67	10.73[8,12]	2	0.93[9]	0.93[9]	0.86[9]	24[8]

CLASS NAV

8-31-2007	14.67	0.18[7]	1.80	1.98	(0.13)	(0.39)	—	(0.52)	16.13	13.67[12]	348	0.76	0.76	1.11	29

8-31-2006[14]	13.26	0.12[7]	1.31	1.43	(0.02)	—	—	(0.02)	14.67	10.79[8,12]	192	0.88[9]	0.88[9]	0.95[9]	24[8]

Large Cap Value
CLASS 1

8-31-2007	22.97	0.24[7]	2.83	3.07	(0.14)	—	—	(0.14)	25.90	13.39[12]	130	0.91	0.91	0.96	63

8-31-2006[14]	20.31	0.23[7]	2.48	2.71	(0.05)	—	—	(0.05)	22.97	13.33[8,12]	105	0.98[9]	0.98[9]	1.24[9]	54[8]

CLASS NAV

8-31-2007	23.01	0.26[7]	2.82	3.08	(0.14)	—	—	(0.14)	25.95	13.42[12]	412	0.86	0.86	1.00	63

8-31-2006[14]	20.33	0.17[7]	2.56	2.73	(0.05)	—	—	(0.05)	23.01	13.43[8,12]	234	0.89[9]	0.89[9]	0.89[9]	54[8]

Mid Cap Index
CLASS NAV

8-31-2007	18.37	0.27[7,40]	2.65	2.92	(0.08)	(0.03)	—	(0.11)	21.18	15.93[12]	428	0.51	0.51	1.32	64

8-31-2006[21]	16.85	0.17[7]	1.38	1.55	(0.03)	—	—	(0.03)	18.37	9.20[2,8,12]	172	0.56[9]	0.56[4,9]	1.14[9]	10[8]

Mid Cap Intersection
CLASS NAV

8-31-2007[17]	10.00	0.01[7]	(0.42)	(0.41)	—	—	—	—	9.59	(4.10)[8]	334	0.94[9]	0.94[9]	0.19[9]	59[8]

Mid Cap Stock
CLASS 1

8-31-2007	15.81	0.03[7,41]	3.96	3.99	(0.06)	(0.74)	—	(0.80)	19.00	25.91[12]	136	0.93	0.93	0.18	114

8-31-2006[14]	13.86	(0.04)[7]	2.01	1.97	—	(0.02)	—	(0.02)	15.81	14.20[8,12,23]	107	0.96[9]	0.96[9]	(0.30)[9]	104[8]

CLASS NAV

8-31-2007	15.83	0.03[7,41]	3.97	4.00	(0.06)	(0.74)	—	(0.80)	19.03	25.95[12]	366	0.88	0.88	0.19	114

8-31-2006[14]	13.87	(0.04)[7]	2.02	1.98	—	(0.02)	—	(0.02)	15.83	14.27[8,12,23]	194	0.91[9]	0.91[9]	(0.26)[9]	104[8]

The accompanying notes are an integral part of the financial statements.	113

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Mid Cap Value
CLASS 1

8-31-2007	18.87	0.13[7]	2.98	3.11	(0.14)	(0.79)	—	(0.93)	21.05	16.76[12]	113	0.96	0.96	0.63	33

8-31-2006[14]	17.65	0.11[7]	1.15	1.26	(0.03)	(0.01)	—	(0.04)	18.87	7.11[8,12]	93	0.97[9]	0.97[9]	0.63[9]	74[8]

CLASS NAV

8-31-2007	18.86	0.15[7]	2.98	3.13	(0.15)	(0.79)	—	(0.94)	21.05	16.83[12]	163	0.91	0.91	0.69	33

8-31-2006[14]	17.63	0.12[7]	1.15	1.27	(0.03)	(0.01)	—	(0.04)	18.86	7.18[8,12]	50	0.92[9]	0.92[9]	0.70[9]	74[8]

Mid Cap Value Equity
CLASS NAV

8-31-2007	9.65	0.13[7]	1.70	1.83	(0.06)	—	—	(0.06)	11.42	18.99[12]	129	0.94	0.94	1.22	26

8-31-2006[13]	10.00	0.03[7]	(0.38)	(0.35)	—	—	—	—	9.65	(3.50)[8]	98	1.02[9]	1.02[9]	0.79[9]	24[8]

Natural Resources
CLASS 1

8-31-2007	35.71	0.22[7]	8.52	8.74	(0.34)	(1.59)	—	(1.93)	42.52	25.57[12]	111	1.14	1.14	0.58	54

8-31-2006[14]	28.70	0.34[7]	6.70	7.04	(0.03)	—	—	(0.03)	35.71	24.55[8,12]	81	1.12[9]	1.12[9]	1.13[9]	71[8]

CLASS NAV

8-31-2007	35.60	0.24[7]	8.48	8.72	(0.34)	(1.59)	—	(1.93)	42.39	25.61[12]	731	1.09	1.09	0.64	54

8-31-2006[14]	28.60	0.33[7]	6.71	7.04	(0.04)	—	—	(0.04)	35.60	24.62[8,12]	692	1.07[9]	1.07[9]	1.11[9]	71[8]

Quantitative All Cap
CLASS A

8-31-2007	10.11	0.09[7,42]	1.77	1.86	(0.05)	(0.01)	—	(0.06)	11.91	18.45[1,2,12]	1	1.10	2.03[4]	0.76	148

8-31-2006[24]	10.00	0.02[7]	0.09	0.11	—	—	—	—	10.11	1.10[1,2,8]	1	1.07[9]	5.94[4,9]	1.70[9]	21[8]

CLASS B

8-31-2007	10.11	0.01[7,42]	1.76	1.77	(0.01)	(0.01)	—	(0.02)	11.86	17.57[1,2,12]	1	1.80	2.72[4]	0.06	148

8-31-2006[24]	10.00	0.01[7]	0.10	0.11	—	—	—	—	10.11	1.10[1,2,8]	1	1.75[9]	6.63[4,9]	1.02[9]	21[8]

CLASS C

8-31-2007	10.11	0.01[7,42]	1.76	1.77	(0.01)	(0.01)	—	(0.02)	11.86	17.57[1,2,12]	1	1.80	2.72[4]	0.06	148

8-31-2006[24]	10.00	0.01[7]	0.10	0.11	—	—	—	—	10.11	1.10[1,8]	1	1.75[9]	6.63[4,9]	1.02[9]	21[8]

CLASS I

8-31-2007	10.12	0.12[7,42]	1.76	1.88	(0.06)	(0.01)	—	(0.07)	11.93	18.70[1,2,12]	2	0.80	1.73[4]	1.06	148

8-31-2006[24]	10.00	0.02[7]	0.10	0.12	—	—	—	—	10.12	1.20[1,2,8]	1	0.78[9]	5.66[4,9]	1.99[9]	21[8]

Quantitative Mid Cap
CLASS 1

8-31-2007	14.32	0.07[7]	1.56	1.63	(0.03)	—[11]	—	(0.03)	15.92	11.39[12]	124	0.86	0.86	0.45	231

8-31-2006[10]	13.55	0.02[7]	0.76	0.78	—[11]	(0.01)	—	(0.01)	14.32	5.74[8,12]	133	0.85[9]	0.85[9]	0.12[9]	119[8]

The accompanying notes are an integral part of the financial statements.	114

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Quantitative Value
CLASS 1

8-31-2007	16.56	0.31[7]	1.68	1.99	(0.20)	(0.80)	—	(1.00)	17.55	12.12[12]	106	0.74	0.74	1.75	169

8-31-2006[14]	14.09	0.22[7]	2.31	2.53	(0.06)	—[11]	—	(0.06)	16.56	17.98[8,12]	96	0.79[9]	0.79[9]	1.62[9]	127[8]

CLASS NAV

8-31-2007	16.56	0.32[7]	1.69	2.01	(0.20)	(0.80)	—	(1.00)	17.57	12.26[12]	680	0.69	0.69	1.81	169

8-31-2006[14]	14.09	0.24[7]	2.29	2.53	(0.06)	—[11]	—	(0.06)	16.56	17.98[8,12]	362	0.74[9]	0.74[9]	1.73[9]	127[8]

Real Estate Equity
CLASS NAV

8-31-2007	10.99	0.28[7]	(0.12)[46]	0.16	(0.17)	(0.16)	—	(0.33)	10.82	1.28[2,12]	254	0.87	0.90[4]	2.41	55

8-31-2006[13]	10.00	0.08[7]	0.91	0.99	—	—	—	—	10.99	9.90[2,8]	275	0.90[9]	0.92[4,9]	2.29[9]	50[8]

Real Estate Securities
CLASS 1

8-31-2007	29.94	0.50[7]	1.52	2.02	(0.93)	(13.23)	—	(14.16)	17.80	4.30[12]	145	0.80	0.80	2.25	87

8-31-2006[25]	23.03	0.64[7]	6.46	7.10	(0.16)	(0.03)	—	(0.19)	29.94	30.96[8,12]	171	0.82[9]	0.82[9]	2.76[9]	199[8]

Real Return Bond
CLASS 1

8-31-2007	13.41	0.55[7]	(0.29)	0.26	(0.46)	(0.04)	—	(0.50)	13.17	1.97[2,12]	19	0.79	0.79[4]	4.16	197[31]

8-31-2006[14]	13.52	0.53[7]	(0.24)	0.29	(0.40)	—[11]	—	(0.40)	13.41	2.27[8,12]	17	0.80[9]	0.80[9]	4.52[9]	216[8]

CLASS NAV

8-31-2007	13.32	0.59[7]	(0.34)	0.25	(0.46)	(0.04)	—	(0.50)	13.07	1.95[2,12]	951	0.74	0.74[4]	4.53	197[31]

8-31-2006[14]	13.43	0.55[7]	(0.26)	0.29	(0.40)	—[11]	—	(0.40)	13.32	2.32[8,12]	684	0.75[9]	0.75[9]	4.75[9]	216[8]

Small Cap
CLASS 1

8-31-2007	14.02	(0.03)[7]	1.84	1.81	—	—	—	—	15.83	12.91	1	0.95	0.95	(0.19)	109

8-31-2006[14]	13.60	(0.03)[7]	0.45	0.42	—	—	—	—	14.02	3.09[8]	1	0.96[9]	0.96[9]	(0.27)[9]	53[8]

CLASS NAV

8-31-2007	14.04	(0.02)[7]	1.84	1.82	—	—	—	—	15.86	12.96	168	0.90	0.90	(0.16)	109

8-31-2006[14]	13.61	(0.03)[7]	0.46	0.43	—	—	—	—	14.04	3.16[8]	240	0.91[9]	0.91[9]	(0.27)[9]	53[8]

Small Cap Index
CLASS NAV

8-31-2007	15.95	0.20[7]	1.50	1.70	(0.13)	(0.49)	—	(0.62)	17.03	10.70[2,12]	89	0.54	0.54	1.19	40

8-31-2006[21]	14.05	0.12[7]	1.80	1.92	(0.02)	—	—	(0.02)	15.95	13.69[2,8,12]	125	0.56[9]	0.58[4,9]	0.92[9]	40[8]

The accompanying notes are an integral part of the financial statements.	115

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Small Cap Opportunities
CLASS 1

8-31-2007	23.24	0.32[7]	0.83	1.15	(0.31)	(0.63)	—	(0.94)	23.45	4.85[12]	35	1.09	1.09	1.32	48

8-31-2006[14]	21.36	0.21[7]	1.72	1.93	(0.05)	—[11]	—	(0.05)	23.24	9.04[8,12]	30	1.10[9]	1.10[9]	1.01[9]	59[8]

CLASS NAV

8-31-2007	23.14	0.34[7]	0.81	1.15	(0.31)	(0.63)	—	(0.94)	23.35	4.88[12]	194	1.04	1.04	1.37	48

8-31-2006[14]	21.26	0.22[7]	1.71	1.93	(0.05)	—[11]	—	(0.05)	23.14	9.09[8,12]	217	1.05[9]	1.05[9]	1.05[9]	59[8]

Small Company
CLASS 1

8-31-2007	15.42	(0.04)[7]	1.44	1.40	—	—	—	—	16.82	9.08	5	1.25	1.25	(0.24)	160

8-31-2006[14]	15.15	(0.06)[7]	0.33	0.27	—	—	—	—	15.42	1.78[8]	6	1.34[9]	1.34[9]	(0.40)[9]	110[8]

CLASS NAV

8-31-2007	15.44	(0.03)[7]	1.44	1.41	—	—	—	—	16.85	9.13	93	1.20	1.20	(0.20)	160

8-31-2006[14]	15.16	(0.04)[7]	0.32	0.28	—	—	—	—	15.44	1.85[8]	87	1.29[9]	1.29[9]	(0.31)[9]	110[8]

Small Company Growth
CLASS NAV

8-31-2007	11.09	(0.09)[7]	2.29	2.20	—	(0.20)	—	(0.20)	13.09	20.04[12]	208	1.11	1.11	(0.68)	39

8-31-2006[21]	10.00	(0.08)[7]	1.17	1.09	—	—	—	—	11.09	10.90[8]	74	1.16[9]	1.16[9]	(0.83)[9]	49[8]

Small Company Value
CLASS 1

8-31-2007	23.66	0.05[7]	2.54	2.59	(0.07)	(0.37)	—	(0.44)	25.81	10.98[2,12]	144	1.06	1.11[4]	0.20	18

8-31-2006[14]	21.09	0.10[7]	2.52	2.62	(0.05)	—	—	(0.05)	23.66	12.41[2,8,12]	149	1.10[9]	1.12[4,9]	0.46[9]	12[8]

CLASS NAV

8-31-2007	23.63	0.06[7]	2.54	2.60	(0.07)	(0.37)	—	(0.44)	25.79	11.04[2,12]	319	1.01	1.06[4]	0.25	18

8-31-2006[14]	21.06	0.11[7]	2.51	2.62	(0.05)	—	—	(0.05)	23.63	12.44[2,8,12]	239	1.05[9]	1.07[4,9]	0.53[9]	12[8]

Special Value
CLASS 1

8-31-2007	20.50	0.13[7]	1.85	1.98	(0.14)	(6.73)	—	(6.87)	15.61[26]	8.05[2,12,26]	5	1.07	1.50[4]	0.66	88[45]

8-31-2006[14]	18.66	0.06[7]	1.79	1.85	(0.01)	—	—	(0.01)	20.50	9.91[8,12]	4	1.12[9]	1.12[9]	0.35[9]	26[8]

Spectrum Income
CLASS NAV

8-31-2007	10.27	0.47[7]	0.24	0.71	(0.45)	(0.02)	—	(0.47)	10.51	7.00[2,12]	979	0.86	0.88[4]	4.46	73[32]

8-31-2006[21]	10.00	0.35[7]	0.19	0.54	(0.27)	—	—	(0.27)	10.27	5.47[2,8,12]	764	0.93[9]	0.94[4,9]	4.15[9]	123[8]

The accompanying notes are an integral part of the financial statements.	116

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

Strategic Bond
CLASS 1

8-31-2007	11.79	0.65[7]	(0.25)	0.40	(0.63)	—[11]	—	(0.63)	11.56	3.36[12]	45	0.81	0.81	5.47	91[33]

8-31-2006[14]	11.85	0.51[7]	(0.04)	0.47	(0.53)	—[11]	—	(0.53)	11.79	4.18[8,12]	42	0.82[9]	0.82[9]	4.88[9]	192[8]

CLASS NAV

8-31-2007	11.77	0.65[7]	(0.24)	0.41	(0.64)	—[11]	—	(0.64)	11.54	3.44[12]	424	0.76	0.76	5.54	91[33]

8-31-2006[14]	11.83	0.51[7]	(0.04)	0.47	(0.53)	—[11]	—	(0.53)	11.77	4.22[8,12]	270	0.77[9]	0.77[9]	4.88[9]	192[8]

Strategic Income
CLASS NAV

8-31-2007	10.06	0.51[7]	(0.12)	0.39	(0.39)	—	—	(0.39)	10.06	4.01[12]	423	0.78	0.78	5.15	97[34]

8-31-2006[13]	10.00	0.14[7]	(0.01)	0.13	(0.07)	—	—	(0.07)	10.06	1.37[8,12]	281	0.86[9]	0.86[9]	4.18[9]	65[8]

Total Bond Market
CLASS NAV

8-31-2007[20]	10.00	0.40[7]	(0.05)	0.35	(0.33)	—	—	(0.33)	10.02	3.54[2,8,12]	54	0.56[9]	0.62[4,9]	4.66[9]	101[8]

Total Return
CLASS 1

8-31-2007	13.78	0.64[7]	(0.06)	0.58	(0.54)	(0.03)	—	(0.57)	13.79	4.26[12]	126	0.83[37,38]	0.83[37,38]	4.67	349[35]

8-31-2006	13.70	0.46[7]	(0.04)	0.42	(0.34)	—	—	(0.34)	13.78	3.14[8,12]	118	0.82[9]	0.82[9]	3.85[9]	398[8]

CLASS NAV

8-31-2007	13.75	0.65[7]	(0.08)	0.57	(0.54)	(0.03)	—	(0.57)	13.75	4.26[12]	1,400	0.78[37,38]	0.78[37,38]	4.77	349[35]

8-31-2006	13.67	0.47[7]	(0.05)	0.42	(0.34)	—	—	(0.34)	13.75	3.18[8,12]	1,041	0.77[9]	0.77[9]	3.95[9]	398[8]

U.S. Global Leaders Growth
CLASS 1

8-31-2007	12.66	0.08[7]	1.00	1.08	(0.06)	—	—	(0.06)	13.68	8.57[12]	18	0.77	0.77	0.58	24

8-31-2006[14]	12.79	0.05[7]	(0.17)	(0.12)	(0.01)	—	—	(0.01)	12.66	(0.97)[8,12]	25	0.79[9]	0.79[9]	0.44[9]	17[8]

CLASS NAV

8-31-2007	12.68	0.09[7]	1.00	1.09	(0.07)	—	—	(0.07)	13.70	8.57[12]	663	0.72	0.72	0.63	24

8-31-2006[14]	12.80	0.06[7]	(0.17)	(0.11)	(0.01)	—	—	(0.01)	12.68	(0.88))8,12	452	0.74[9]	0.74[9]	0.52[9]	17[8]

U.S. Government Securities
CLASS 1

8-31-2007	13.59	0.62[7]	(0.14)	0.48	(0.62)	(0.02)	—	(0.64)	13.43	3.62[12]	43	0.76	0.76	4.54	59[36]

8-31-2006[14]	13.54	0.44[7]	(0.07)	0.37	(0.32)	—[11]	—	(0.32)	13.59	2.87[8,12]	43	0.78[9]	0.78[9]	3.67[9]	100[8]

CLASS NAV

8-31-2007	13.56	0.62[7]	(0.13)	0.49	(0.63)	(0.02)	—	(0.65)	13.40	3.69[12]	154	0.71	0.71	4.58	59[36]

8-31-2006[14]	13.51	0.44[7]	(0.06)	0.38	(0.33)	—[11]	—	(0.33)	13.56	2.91[8,12]	161	0.73[9]	0.73[9]	3.75[9]	100[8]

The accompanying notes are an integral part of the financial statements.	117

John Hancock Funds II

Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions						Ratios to average net assets
		———————————			————————————————————						——————————————
														Ratio
														of net
			Net real-									Ratio	Ratio	investment
			ized and								Net	of net	of gross	income
	Net asset	Net	unrealized	Total from					Net asset		assets,	expenses	expenses	(loss)
	value,	investment	gain (loss)	investment	From net	From net	From	Total	value,	Total	end of	to average	to average	to average	Portfolio
	beginning	income	on invest-	oper-	investment	realized	capital	distri-	end of	return	period	net	net	net	turnover
Period ended	of period ($)	(loss) ($)	ments ($)	ations ($)	income ($)	gain ($)	paid-in ($)	butions ($)	period ($)	(%)	(in millions)	assets (%)	assets (%)	assets (%)	(%)

U.S. High Yield Bond
CLASS 1

8-31-2007	13.05	0.95[7]	(0.18)	0.77	(0.95)	—[11]	—	(0.95)	12.87	5.94[12]	4	0.84	0.84	7.25	86

8-31-2006[14]	12.74	0.80[7]	0.02	0.82	(0.51)	—	—	(0.51)	13.05	6.55[8,12]	2	0.87[9]	0.87[9]	7.12[9]	108[8]

CLASS NAV

8-31-2007	13.05	0.96[7]	(0.18)	0.78	(0.96)	—[11]	—	(0.96)	12.87	6.02[12]	392	0.79	0.79	7.31	86

8-31-2006[14]	12.74	0.80[7]	0.02	0.82	(0.51)	—	—	(0.51)	13.05	6.58[8,12]	288	0.82[9]	0.82[9]	7.06[9]	108[8]

U.S. Multi Sector
CLASS NAV

8-31-2007	10.41	0.13[7]	0.90	1.03	(0.10)	(0.05)	—	(0.15)	11.29	9.93[12]	1,524	0.80	0.80	1.19	72

8-31-2006[21]	10.00	0.09[7]	0.33	0.42	(0.01)	—	—	(0.01)	10.41	4.25[8,12]	1,227	0.82[9]	0.82[9]	1.01[9]	116[8]

Value
CLASS NAV

8-31-2007[20]	10.00	0.08[7]	1.36	1.44	(0.01)	—	—	(0.01)	11.43	14.45[2,8,12]	14	0.99[9]	1.40[4,9]	0.88[9]	70[8]

Value & Restructuring
CLASS NAV

8-31-2007	11.08	0.18[7,43]	1.82	2.00	(0.12)	(0.04)	—	(0.16)	12.92	18.12[12]	395	0.86	0.86	1.40	19

8-31-2006[21]	10.00	0.12[7]	0.99	1.11	(0.03)	—	—	(0.03)	11.08	11.07[8,12]	296	0.92[9]	0.92[9]	1.33[9]	17[8]

Vista
CLASS NAV

8-31-2007	10.70	(0.06)[7,44]	3.73	3.67	—	—	—	—	14.37	34.30	170	0.97	0.97	(0.48)	152

8-31-2006[21]	10.00	(0.01)[7]	0.71	0.70	—	—	—	—	10.70	7.00[8]	123	1.04[9]	1.04[9]	(0.15)[9]	205[8]

The accompanying notes are an integral part of the financial statements.	118

John Hancock Funds II

Financial Highlights

Notes to Financial Highlights

1 Assumes dividend reinvestment and does not reflect the effect of sales charges.

2 Total returns would have been lower had certain expenses not been reduced during the periods shown.

3 Does not include expenses of the underlying funds in which the Portfolio invests.

4 Does not take into consideration expense reductions during the period shown.

5 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

6 Class A, Class B, Class C and Class 1 shares began operations on 6-26-06.

7 Based on the average of the shares outstanding.

8 Not annualized.

9 Annualized.

10 Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

11 Less than $0.01 per share.

12 Assumes dividend reinvestment.

13 Class NAV shares began operations on 4-28-06.

14 Class 1 and Class NAV shares began operations on 10-15-05.

15 The Adviser/Subadviser voluntarily paid Class 1 and Class NAV $46,991 and $410,290, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 14.38% for Class 1 and 14.45% for Class NAV.

16 Less than 0.01% .

17 Class NAV shares began operations on 5-1-07.

18 Class 1 and Class NAV shares began operations on 10-15-05 and 6-26-06, respectively.

19 Less than $500,000.

20 Class NAV shares began operations on 10-27-06.

21 Class NAV shares began operations on 10-29-05.

22 The Adviser/Subadviser voluntarily reimbursed Class 1 and Class NAV $11,316 and $3,937,220, respectively, for a potential lost investment opportunity. Excluding these reimbursements, the total return would have been 23.19% for Class 1 and 22.62% for Class NAV.

23 The Adviser/Subadviser voluntarily paid Class 1 and Class NAV $510,149 and $847,342, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 13.67% for Class 1 and 13.77% for Class NAV.

24 Class A, Class B, Class C and Class I shares began operations on 7-28-06.

25 Class 1 shares began operations on 10-15-05.

26 In December 2006, the Adviser fully reimbursed Special Value Fund for a loss due to compliance error. The reimbursement increased the end of the year net asset value by $0.01 per share and the total return by 0.07% for Class 1.

27 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 299% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

28 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 623% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

29 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 914% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

30 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 80% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

31 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 230% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

32 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 110% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

33 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 442% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

34 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 106% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

35 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 443% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

36 The Portfolio turnover rate including the effect of “TBA” (to be announced) is 739% for the year ended 8-31-07. Prior year excludes the effect of TBA transactions.

37 Includes interest expense on securities sold short. Excluding interest expense the ratio for Class 1 and Class NAV would have been 0.81% and 0.76%, respectively.

38 Includes interest and fees on inverse floaters. Excluding this expense the ratio for Class 1 and Class NAV would have been 0.86% and 0.81% for Global Bond and 0.82% and 0.77% for Total Return, respectively.

39 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets

Class 1	$0.04	0.18%
Class NAV	$0.04	0.18%

40 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets

Class NAV	$0.06	0.28%

41 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets

Class 1	$0.07	0.42%
Class NAV	$0.06	0.35%

42 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets

Class A	$0.02	0.22%
Class B	$0.02	0.22%
Class C	$0.02	0.22%
Class I	$0.03	0.22%

43 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets

Class NAV	$0.04	0.31%

44 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets

Class NAV	$0.02	0.14%

45 Effective June 29, 2007, the subadviser changed from ClearBridge Advisors, LLC. to Wellington Management Company, LLP (“Wellington”).

46 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of the financial statements.	119

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Absolute Return Portfolio
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 88.73%

Investment Companies - 2.01%
PowerShares DB Commodity
Index Tracking Fund *	4,545	$116,761

JOHN HANCOCK FUNDS II - 86.72%
Capital Appreciation (Jennison)	21,261	229,620
Core Bond (Wells Capital)	6,826	85,319
Equity-Income (T. Rowe Price)	11,263	219,734
Fundamental Value (Davis)	6,399	112,358
Global Bond (PIMCO)	11,806	174,493
High Income (MFC Global U.S.)	41,958	445,170
High Yield (WAMCO)	20,123	198,617
International Opportunities (Marsico)	7,559	146,342
International Small Company (DFA)	14,433	166,411
International Value (Templeton)	7,144	140,746
Investment Quality Bond (Wellington)	24,599	287,567
Large Cap (UBS)	10,208	164,648
Large Cap Value (BlackRock)	4,204	109,090
Natural Resources (Wellington)	2,509	106,357
Quantitative Value (MFC Global U.S.A.)	6,279	110,327
Real Estate Equity (T. Rowe Price)	35,697	386,243
Real Return Bond (PIMCO)	44,576	582,612
Small Company Value (T. Rowe Price)	6,341	163,526
Spectrum Income (T. Rowe Price)	32,448	341,682
Strategic Bond (WAMCO)	19,469	224,671
Strategic Income (MFC Global U.S.)	17,028	171,302
Total Return (PIMCO)	18,584	255,525
U.S. Government Securities (WAMCO)	8,525	114,239
U.S. High Yield Bond (Wells Capital)	6,632	85,360

		5,021,959

TOTAL INVESTMENT COMPANIES (Cost $4,820,523)		$5,138,720

SHORT TERM INVESTMENTS - 8.44%
U.S. Treasury Bills
zero coupon due 09/20/2007 to
11/15/2007	$490,000	$488,542

TOTAL SHORT TERM INVESTMENTS
(Cost $488,541)		$488,542

Total Investments (Absolute Return Portfolio)
(Cost $5,309,064) - 97.17%		$5,627,262

Other Assets in Excess of Liabilities - 2.83%		15,596

TOTAL NET ASSETS - 100.00%		$5,642,858

Active Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 21.30%

U.S. Treasury Bonds - 1.35%
4.50% due 02/15/2036	$45,000	$42,655
4.75% due 02/15/2037	5,252,000	5,180,604

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)

U.S. Treasury Bonds (continued)
8.75% due 08/15/2020 ***	$1,663,000	$2,290,653

		7,513,912
U.S. Treasury Notes - 19.95%
4.25% due 11/15/2013 ***	10,440,000	10,404,932
4.50% due 04/30/2012 to 05/15/2017	22,054,000	22,117,915
4.625% due 07/31/2012	19,695,000	20,010,435
4.75% due 02/15/2010 to 08/15/2017	57,985,000	58,927,088

		111,460,370

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $116,218,392)		$118,974,282

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.01%

Federal Home Loan Bank - 0.20%
5.50% due 08/13/2014	965,000	995,967
5.80% due 09/02/2008	135,000	136,126

		1,132,093
Federal Home Loan Mortgage Corp. - 1.69%
3.952% due 06/01/2034	125,030	122,171
4.50% due 01/15/2015	780,000	757,985
5.168% due 11/01/2035	1,036,325	1,013,202
5.287% due 12/01/2035	949,481	930,393
5.50% due 03/22/2022	1,505,000	1,498,411
5.64% due 04/01/2037	976,205	971,779
5.82% due 04/01/2037	888,003	887,016
5.845% due 11/01/2036	746,056	741,869
5.875% due 03/21/2011	81,000	84,039
5.882% due 03/01/2037(b)	2,442,536	2,438,721

		9,445,586
Federal National Mortgage
Association - 14.05%
5.718% due 04/01/2036 (b)	1,306,235	1,308,257
5.603% due 01/01/2036 (b)	1,620,860	1,626,959
3.716% due 07/01/2033 (b)	6,250	6,271
4.375% due 03/15/2013	20,000	19,554
4.50% TBA **	6,000,000	5,754,372
4.875% due 12/15/2016	705,000	693,248
4.986% due 05/01/2035	3,738,376	3,748,180
5.00% due 05/01/2018 to 12/01/2034	6,766,372	6,567,243
5.00% TBA **	5,000,000	4,881,250
5.493% due 03/01/2037	1,142,935	1,136,275
5.50% due 03/15/2011 to 06/01/2037	23,300,877	2,3 047,488
5.50% due 12/01/2036 ***	1,723,471	1,683,801
6.00% due 05/15/2008 to 07/01/2037	19,518,445	19,524,934
6.00% TBA **	3,520,000	3,515,600
6.25% due 05/15/2029	157,000	173,920
6.50% due 02/01/2036 to 02/01/2037	4,595,167	4,665,032
7.00% due 09/01/2010 to 10/25/2041	99,770	102,881
7.50% due 09/01/2029 to 08/01/2031	5,878	6,148

		78,461,413

The accompanying notes are an integral part of the financial statements.	120

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association - 0.05%
5.00% due 04/15/2035		$114,485	$110,405
5.50% due 03/15/2035		117,908	115,955
6.00% due 03/15/2033 to 06/15/2033		48,938	49,278
6.50% due 09/15/2028 to 08/15/2031		8,730	8,931
7.00% due 04/15/2029		2,800	2,920
8.00% due 10/15/2026		2,409	2,558

			290,047
The Financing Corp. - 0.02%
10.35% due 08/03/2018		75,000	107,191

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $89,673,589)			$89,436,330

FOREIGN GOVERNMENT OBLIGATIONS - 0.12%

Argentina - 0.01%
Republic of Argentina
zero coupon, Step up to 1.18% on
03/31/2009 due 12/31/2038 (b)	ARS	177,218	23,133
0.6491% due 12/15/2035 (b)		393,449	11,593
5.83% due 12/31/2033 (b)		72,870	25,812

			60,538
Canada - 0.00%
Government of Canada
5.50% due 06/01/2010	CAD	5,000	4,870

Chile - 0.04%
Republic of Chile
5.76% due 01/28/2008 (b)		$223,000	223,223

Colombia - 0.01%
Republic of Colombia
10.00% due 01/23/2012		20,000	22,980
11.75% due 03/01/2010	COP	8,000,000	3,810

			26,790
Japan - 0.01%
Government of Japan
0.90% due 12/22/2008	JPY	550,000	4,754
1.50% due 09/20/2014		1,350,000	11,758
1.80% due 03/22/2010		2,650,000	23,372

			39,884
Mexico - 0.05%
Government of Mexico
8.00% due 12/07/2023	MXN	238,900	21,906
8.00% due 12/19/2013		167,800	15,341
9.875% due 02/01/2010		$205,000	226,115

			263,362
Panama - 0.00%
Republic of Panama
8.875% due 09/30/2027		6,000	7,455
9.375% due 07/23/2012		2,000	2,270

			9,725

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Peru - 0.00%
Republic of Peru
9.875% due 02/06/2015		$2,000	$2,467

Philippines - 0.00%
Republic of Philippines
9.125% due 02/22/2010	EUR	2,000	2,931

Sweden - 0.00%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	30,000	4,412
5.25% due 03/15/2011		30,000	4,506

			8,918

Turkey - 0.00%
Republic of Turkey
20.00% due 10/17/2007	TRY	23,700	19,504

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $677,870)			$662,212

CORPORATE BONDS - 25.84%

Aerospace - 0.04%
BAE Systems Asset Trust PLC
6.664% due 09/15/2013		$41,511	44,269
TransDigm, Inc.
7.75% due 07/15/2014		150,000	150,750

			195,019

Agriculture - 0.09%
Chaoda Modern Agriculture (Holdings), Ltd.
7.75% due 02/08/2010		355,000	335,475
Mosaic Company
7.625% due 12/01/2016		180,000	184,500

			519,975

Air Travel - 0.14%
Continental Airlines, Inc., Series 00-2
8.307% due 04/02/2018		172,372	171,941
Continental Airlines, Inc., Series 991A
6.545% due 02/02/2019		104,207	104,468
Delta Air Lines, Inc., Series 02-1
6.417% due 07/02/2012		515,000	528,037

			804,446

Amusement & Theme Parks - 0.02%
HRP Myrtle Beach Operations LLC
10.07% due 04/01/2012 (b)		140,000	133,000

Apparel & Textiles - 0.02%
Hanesbrands, Inc., Series B
8.7841% due 12/15/2014 (b)		135,000	134,831

Auto Parts - 0.00%
Delphi Corp.
6.197% due 11/15/2033		2,000	1,980

Auto Services - 0.00%
ERAC USA Finance Company
7.95% due 12/15/2009		10,000	10,557

The accompanying notes are an integral part of the financial statements.	121

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Automobiles - 0.11%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008		$234,000	$230,536
5.875% due 03/15/2011		395,000	398,735

			629,271
Banking - 2.48%
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	1,000	1,461
BAC Capital Trust XI
6.625% due 05/23/2036		$555,000	568,362
BAC Capital Trust XV
6.16% due 06/01/2056 (b)		925,000	829,158
Banco Mercantil del Norte SA
6.862% due 10/13/2021		435,000	447,971
Banco Santander Chile
5.375% due 12/09/2014		5,000	4,851
5.71% due 12/09/2009 (b)		18,000	18,026
Bank of Ireland
6.45% due 02/10/2010	EUR	1,000	1,412
BankAmerica Institutional Capital B
7.70% due 12/31/2026		$125,000	129,895
BNP Paribas
7.195% due 12/31/2049 (b)		190,000	187,812
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)		350,000	332,521
Comerica Capital Trust II
6.576% due 02/20/2037 (b)		1,225,000	1,084,227
Deutsche Bank AG
6.00% due 09/01/2017		535,000	539,773
HBOS PLC
5.375% due 11/29/2049 (b)		22,000	21,090
6.413% due 09/29/2049 (b)		450,000	388,844
ICICI Bank, Ltd.
5.90% due 01/12/2010 (b)		420,000	414,708
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		5,000	4,884
Landsbanki Islands HF
6.10% due 08/25/2011		295,000	304,097
6.205% due 08/25/2009 (b)		490,000	492,643
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)		990,000	913,423
NB Capital Trust IV
8.25% due 04/15/2027		50,000	51,925
Rabobank Capital Funding II
5.26% due 12/29/2049 (b)		755,000	718,639
RBS Capital Trust IV
6.16% due 09/29/2049 (b)		18,000	17,277
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)		580,000	646,085
Shinhan Bank
6.819% due 09/20/2036 (b)		515,000	503,501
Silicon Valley Bank
6.05% due 06/01/2017		415,000	411,036
Societe Generale
5.922% due 12/31/2049		290,000	277,316

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Standard Chartered PLC
6.409% due 01/30/2017 (b)	$1,215,000	$1,123,293
7.014% due 12/30/2049 (b)	300,000	274,754
SunTrust Capital VIII
6.10% due 12/01/2066 (b)	1,065,000	923,991
TuranAlem Finance BV
7.875% due 06/02/2010	12,000	11,632
USB Capital IX
6.189% due 04/15/2042 (b)	520,000	522,153
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	915,000	912,710
Washington Mutual Bank
6.75% due 05/20/2036	400,000	354,976
Washington Mutual, Inc.
4.20% due 01/15/2010	222,000	212,955
5.66% due 03/22/2012 (b)	7,000	6,622
Wells Fargo & Company
3.50% due 04/04/2008	219,000	216,116

		13,870,139
Broadcasting - 0.28%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	214,000	212,663
News America Holdings, Inc.
6.75% due 01/09/2038	2,000	2,108
7.75% due 12/01/2045	9,000	9,851
8.25% due 08/10/2018	375,000	430,508
Viacom, Inc.
6.625% due 05/15/2011	575,000	596,112
XM Satellite Radio, Inc.
9.75% due 05/01/2014	330,000	313,500

		1,564,742
Building Materials & Construction - 0.17%
USG Corp
6.30% due 11/15/2016	1,000,000	960,842

Business Services - 0.34%
Electronic Data Systems Corp.
7.125% due 10/15/2009	2,000	2,058
Minerva Overseas, Ltd.
9.50% due 02/01/2017	460,000	432,400
Science Applications International Corp.
5.50% due 07/01/2033	825,000	736,787
Xerox Corp.
6.75% due 02/01/2017	715,000	735,825

		1,907,070
Cable & Television - 1.50%
Comcast Corp.
6.30% due 11/15/2017	1,115,000	1,126,308
6.50% due 11/15/2035	530,000	515,992
6.95% due 08/15/2037	740,000	758,010
Cox Communications, Inc.
4.625% due 01/15/2010	22,000	21,651
5.45% due 12/15/2014	218,000	212,036
6.75% due 03/15/2011	209,000	217,432
7.75% due 11/01/2010	207,000	220,185

The accompanying notes are an integral part of the financial statements.	122

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Rogers Cable, Inc.
6.75% due 03/15/2015	$290,000	$299,593
Shaw Communications, Inc.
8.25% due 04/11/2010	275,000	286,687
TCI Communications, Inc.
9.80% due 02/01/2012	285,000	328,923
Time Warner Companies, Inc.
7.57% due 02/01/2024	34,000	36,705
Time Warner Entertainment Company LP
8.375% due 07/15/2033	535,000	620,916
8.375% due 03/15/2023	335,000	387,252
Time Warner, Inc.
6.50% due 11/15/2036	1,040,000	998,085
6.75% due 04/15/2011	575,000	597,639
7.625% due 04/15/2031	9,000	9,755
Viacom, Inc.
5.75% due 04/30/2011	1,000,000	1,006,805
6.875% due 04/30/2036	760,000	740,080

		8,384,054
Cellular Communications - 0.41%
America Movil S.A. de CV
5.75% due 01/15/2015	280,000	278,236
American Tower Corp.
7.50% due 05/01/2012	12,000	12,120
AT&T Broadband Corp.
8.375% due 03/15/2013	270,000	302,015
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	211,000	227,260
8.125% due 05/01/2012	225,000	248,844
8.75% due 03/01/2031	209,000	260,533
Nextel Communications, Inc.
6.875% due 10/31/2013	435,000	435,133
7.375% due 08/01/2015	2,000	2,013
Rogers Wireless, Inc.
9.625% due 05/01/2011	8,000	9,019
SK Telecom Comapny, Ltd.
6.625% due 07/20/2027	490,000	493,513

		2,268,686
Chemicals - 0.17%
American Pacific Corp.
9.00% due 02/01/2015	320,000	315,200
Cytec Industries, Inc.
6.75% due 03/15/2008	13,000	13,025
ICI Wilmington, Inc.
4.375% due 12/01/2008	218,000	214,857
Nova Chemicals, Ltd.
7.875% due 09/15/2025	265,000	244,463
Sterling Chemicals, Inc.
10.25% due 04/01/2015	145,000	147,175

		934,720
Computers & Business Equipment - 0.09%
Cisco Systems, Inc.
5.50% due 02/22/2016	510,000	507,943

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Containers & Glass - 0.14%
BWAY Corp.
10.00% due 10/15/2010	$407,000	$415,140
Greif, Inc.
6.75% due 02/01/2017	125,000	121,875
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	145,000	138,294
US Corrugated, Inc.
10.00% due 06/12/2013	110,000	103,400

		778,709

Crude Petroleum & Natural Gas - 0.29%
Amerada Hess Corp.
7.30% due 08/15/2031	212,000	230,532
Apache Corp.
5.625% due 01/15/2017	1,000,000	994,538
OPTI Canada, Inc.
8.25% due 12/15/2014	400,000	405,000
Premcor Refining Group, Inc.
7.50% due 06/15/2015	4,000	4,149

		1,634,219

Diversified Financial Services - 0.04%
Tate & Lyle International Finance PLC
5.00% due 11/15/2014	208,000	195,478

Domestic Oil - 0.04%
Devon Financing Corp., ULC
6.875% due 09/30/2011	205,000	216,816

Drugs & Health Care - 0.15%
Allegiance Corp.
7.00% due 10/15/2026	205,000	217,731
Allergan, Inc.
5.75% due 04/01/2016	400,000	402,668
Wyeth
4.375% due 03/01/2008	210,000	208,543

		828,942

Electrical Equipment - 0.05%
Ametek, Inc.
7.20% due 07/15/2008	295,000	297,444

Electrical Utilities - 2.11%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	554,247	584,730
AES Gener SA
7.50% due 03/25/2014	218,000	225,914
American Electric Power Company, Inc.
5.25% due 06/01/2015	210,000	202,318
Appalachian Power Company
5.80% due 10/01/2035	39,000	35,546
Arizona Public Service Company
5.50% due 09/01/2035	222,000	191,285
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	10,000	10,929
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	235,000	256,827
Constellation Energy Group
7.60% due 04/01/2032	360,000	399,266

The accompanying notes are an integral part of the financial statements.	123

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Dominion Resources, Inc.
5.70% due 09/17/2012	$207,000	$207,811
6.30% due 09/30/2066 (b)	800,000	792,661
7.50% due 06/30/2066 (b)	320,000	331,560
Empresa Nacional De Electricidad
8.50% due 04/01/2009	8,000	8,368
Enersis SA
7.375% due 01/15/2014	12,000	12,826
Entergy (Waterford 3 Funding)
8.09% due 01/02/2017	709,015	731,087
FirstEnergy Corp.
6.45% due 11/15/2011	209,000	215,857
7.375% due 11/15/2031	226,000	249,063
Funding Corp.
9.00% due 06/01/2017	1,000,000	1,133,960
HQI Transelec Chile SA
7.875% due 04/15/2011	325,000	346,872
Indiantown Cogeneration LP, Series A-9
9.26% due 12/15/2010	83,053	88,937
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	285,000	292,838
Monterrey Power SA De CV
9.625% due 11/15/2009	296,863	320,612
National Grid PLC
6.30% due 08/01/2016	485,000	496,802
Nevada Power Company
6.65% due 04/01/2036	530,000	517,462
Pacific Gas & Electric Company
4.20% due 03/01/2011	246,000	236,286
4.80% due 03/01/2014	212,000	202,403
6.05% due 03/01/2034	834,000	816,861
PSEG Power LLC
5.00% due 04/01/2014	214,000	204,265
8.625% due 04/15/2031	214,000	262,810
Scottish Power PLC
4.91% due 03/15/2010	225,000	223,691
Sierra Pacific Power Company, Series M
6.00% due 05/15/2016	840,000	826,374
TXU Corp., Series R
6.55% due 11/15/2034	1,120,000	885,788
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	6,000	5,943
Virginia Electric and Power Company
6.00% due 01/15/2036	500,000	479,036

		11,796,988
Electronics - 0.00%
Jabil Circuit, Inc.
5.875% due 07/15/2010	17,000	17,086

Energy - 0.51%
Abu Dhabi National Energy Company
6.50% due 10/27/2036	570,000	563,404
Duke Capital LLC
6.75% due 02/15/2032	511,000	507,392
Enterprise Products Operating LP
4.95% due 06/01/2010	210,000	208,372

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	$211,000	$198,424
6.875% due 03/01/2033	209,000	208,872
Nexen, Inc.
5.875% due 03/10/2035	212,000	192,141
Salton Sea Funding Corp., Series E
8.30% due 05/30/2011	164,110	178,238
Salton Sea Funding Corp., Series F
7.475% due 11/30/2018	322,500	348,225
Sempra Energy
4.75% due 05/15/2009	208,000	206,253
TXU Energy Company, LLC
7.00% due 03/15/2013	217,000	222,883

		2,834,204
Financial Services - 4.43%
Astoria Depositor Corp.
8.144% due 05/01/2021	600,000	648,000
AXA Financial, Inc.
7.75% due 08/01/2010	210,000	224,489
Bank of New York Institutional Capital Trust A
7.78% due 12/01/2026	60,000	62,432
Bear Stearns Companies, Inc.
5.55% due 01/22/2017	215,000	197,946
5.70% due 11/15/2014	219,000	206,702
Bosphorus Financial Services, Ltd.
7.3575% due 02/15/2012 (b)	375,000	376,905
Capital One Capital III
7.686% due 08/15/2036	420,000	388,869
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	210,000	208,417
CIT Group Funding Company of Canada
4.65% due 07/01/2010	350,000	321,968
Citigroup, Inc.
5.00% due 09/15/2014	218,000	208,731
5.625% due 08/27/2012	219,000	221,142
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033	10,000	9,070
Cosan Finance, Ltd.
7.00% due 02/01/2017	185,000	172,744
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	208,000	207,096
6.50% due 01/15/2012	209,000	217,465
Dresdner Bank-New York
7.25% due 09/15/2015	211,000	229,953
E*Trade Financial Corp.
7.375% due 09/15/2013	310,000	275,900
ERP Operating LP
4.75% due 06/15/2009	13,000	12,838
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	496,000	509,855
Ford Motor Credit Company
9.875% due 08/10/2011	180,000	177,692
Ford Motor Credit Company LLC
9.75% due 09/15/2010	468,000	463,478

The accompanying notes are an integral part of the financial statements.	124

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
FPL Group Capital, Inc.
6.35% due 10/01/2066 (b)	$650,000	$632,836
Fund American Companies, Inc.
5.875% due 05/15/2013	214,000	213,147
General Electric Capital Corp.
5.45% due 01/15/2013	261,000	262,981
General Motors Acceptance Corp.
6.75% due 12/01/2014	330,000	280,060
GMAC LLC
6.00% due 12/15/2011	285,000	245,043
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	760,000	697,381
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	247,000	234,362
5.25% due 04/01/2013	224,000	217,753
6.25% due 09/01/2017	555,000	555,801
Household Finance Corp.
6.40% due 06/17/2008	237,000	238,173
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	300,000	284,389
HSBC Finance Corp.
4.625% due 01/15/2008	213,000	212,153
Huntington Capital III
6.65% due 05/15/2037 (b)	375,000	347,374
HVB Funding Trust III
9.00% due 10/22/2031	10,000	11,267
International Lease Finance Corp.
3.50% due 04/01/2009	213,000	207,688
4.55% due 10/15/2009	7,000	6,921
4.75% due 07/01/2009	30,000	29,500
5.00% due 04/15/2010	211,000	209,275
5.875% due 05/01/2013	215,000	218,818
International Lease Finance Corp., Series P
5.76% due 01/15/2010 (b)	13,000	13,011
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011	1,200,000	1,195,804
Jefferies Group, Inc.
6.45% due 06/08/2027	210,000	197,496
John Deere Capital Corp., Series D
4.125% due 01/15/2010	39,000	38,326
JP Morgan Chase & Company
6.75% due 02/01/2011	218,000	227,376
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	750,000	675,159
JP Morgan Chase Capital XXIII
6.5575% due 05/15/2047 (b)	915,000	799,816
Kaupthing Bank HF
5.75% due 10/04/2011	750,000	755,667
Lehman Brothers Holdings, Inc.
4.25% due 01/27/2010	285,000	275,799
6.875% due 07/17/2037	235,000	220,772
MBNA Capital, Series B
6.1563% due 02/01/2027 (b)	23,000	21,624
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017	1,075,000	1,095,608

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Merrill Lynch & Company, Inc., Series MTN
5.90% due 06/05/2012 (b)	$1,615,000	$1,581,001
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	455,000	472,822
Morgan Stanley
4.25% due 05/15/2010	232,000	225,625
Nelnet, Inc.
7.40% due 09/29/2036 (b)	400,000	388,340
Nexstar Finance, Inc.
7.00% due 01/15/2014	210,000	198,450
NiSource Finance Corp.
6.15% due 03/01/2013	219,000	222,094
6.40% due 03/15/2018	360,000	360,021
7.875% due 11/15/2010	216,000	229,421
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	29,000	24,567
Osiris Capital PLC, Series C
8.21% due 01/15/2010 (b)	920,000	925,630
Osiris Capital PLC, Series D
10.36% due 01/15/2010 (b)	360,000	363,240
Popular North America, Inc.
4.70% due 06/30/2009	12,000	11,911
QBE Capital Funding II LP
6.797% due 06/01/2049	430,000	406,733
Reliastar Financial Corp.
6.50% due 11/15/2008	14,000	14,119
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)	400,000	374,764
SLM Corp.
4.50% due 07/26/2010	410,000	379,467
SLM Corp., Series A
5.00% due 04/15/2015	27,000	22,254
SMFG Preferred Capital
5.37% due 01/29/2049 (b)	400,000	373,072
Sovereign Capital Trust VI
7.908% due 06/13/2036	295,000	316,806
Trinity Industries Leasing Companies
7.755% due 02/15/2009	196,989	202,406
Ucar Finance, Inc.
10.25% due 02/15/2012	196,000	204,820
Vita Capital III, Ltd., Series B-I
6.46% due 01/01/2011 (b)	870,000	868,086
Waddell & Reed Financial, Inc.
5.60% due 01/15/2011	400,000	402,449
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010	214,000	207,092

		24,738,262
Food & Beverages - 0.70%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011	395,000	363,400
Cargill, Inc.
6.125% due 09/15/2036	665,000	655,666
General Mills, Inc.
5.65% due 09/10/2012	600,000	604,110
5.70% due 02/15/2017	245,000	240,095

The accompanying notes are an integral part of the financial statements.	125

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Food & Beverages (continued)
Kellogg Company, Series B
6.60% due 04/01/2011		$209,000	$217,571
Kraft Foods, Inc.
5.625% due 11/01/2011		219,000	219,906
Kroger Company
6.40% due 08/15/2017		615,000	628,113
Nabisco, Inc.
7.55% due 06/15/2015		229,000	249,783
Panamerican Beverages, Inc.
7.25% due 07/01/2009		190,000	195,261
Smithfield Foods, Inc.
7.00% due 08/01/2011		18,000	18,000
Supervalu, Inc.
7.50% due 11/15/2014		500,000	505,000

			3,896,905
Gas & Pipeline Utilities - 0.71%
Buckeye Partners LP
5.125% due 07/01/2017		225,000	210,523
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016		360,000	356,850
Energy Transfer Partners LP
5.95% due 02/01/2015		270,000	264,028
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035		208,000	182,728
7.30% due 08/15/2033		212,000	218,772
KN Capital Trust I, Series B
8.56% due 04/15/2027		275,000	234,217
MarkWest Energy Partners LP, Series B
8.50% due 07/15/2016		330,000	328,350
Michigan Consolidated Gas Company
5.70% due 03/15/2033		14,000	13,042
ONEOK Partners LP
6.65% due 10/01/2036		545,000	536,766
Southern Union Company
7.20% due 11/01/2066 (b)		950,000	956,316
TEPPCO Partners LP
7.00% due 06/01/2067 (b)		705,000	655,834

			3,957,426
Gold - 0.03%
New Gold, Inc.
10.00% due 06/28/2017	CAD	250,000	187,009

Healthcare Services - 0.14%
Coventry Health Care, Inc.
5.875% due 01/15/2012		$225,000	225,794
UnitedHealth Group, Inc.
5.375% due 03/15/2016		240,000	235,420
5.80% due 03/15/2036		115,000	107,714
WellPoint, Inc.
3.50% due 09/01/2007		14,000	14,000
3.75% due 12/14/2007		10,000	9,941
5.00% due 12/15/2014		208,000	198,616

			791,485

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Holdings Companies/Conglomerates - 0.19%
General Electric Company
5.00% due 02/01/2013	$1,037,000	$1,023,064
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013	16,000	16,250

		1,039,314
Homebuilders - 0.03%
Pulte Homes, Inc.
6.25% due 02/15/2013	210,000	189,470

Hotels & Restaurants - 0.08%
Hilton Hotels Corp.
8.25% due 02/15/2011	9,000	9,495
Marriott International, Inc.
4.625% due 06/15/2012	26,000	25,069
Starbucks Corp.
6.25% due 08/15/2017	430,000	432,840

		467,404
Industrial Machinery - 0.14%
Caterpillar, Inc.
7.25% due 09/15/2009	213,000	221,822
Weatherford International, Ltd.
6.50% due 08/01/2036	600,000	586,203

		808,025
Insurance - 3.69%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	470,000	468,157
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	1,490,000	1,579,556
AON Capital Trust A
8.205% due 01/01/2027	390,000	412,038
Assurant, Inc.
5.625% due 02/15/2014	209,000	205,948
6.75% due 02/15/2034	550,000	556,087
Avalon Re, Ltd.
7.138% due 06/06/2008 (b)	250,000	234,270
AXA SA
6.379% due 12/14/2049 (b)	750,000	676,095
6.463% due 12/31/2049 (b)	275,000	248,813
Catlin Insurance Company, Ltd.
7.249% due 12/01/2049 (b)	500,000	464,850
Chubb Corp
6.375% due 03/29/2067 (b)	315,000	309,063
Cigna Corp.
6.15% due 11/15/2036	500,000	478,304
Cincinnati Financial Corp.
6.92% due 05/15/2028	960,000	1,025,051
CNA Financial Corp.
6.00% due 08/15/2011	280,000	281,872
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	300,000	289,133
Financial Security Assurance Holdings, Ltd.
6.40% due 12/15/2066 (b)	795,000	676,244
First American Corp.
7.55% due 04/01/2028	290,000	309,533

The accompanying notes are an integral part of the financial statements.	126

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Foundation Re II, Ltd.
12.27% due 11/26/2010 (b)	$250,000	$252,800
Genworth Financial, Inc.
6.15% due 11/15/2066 (b)	790,000	727,696
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	8,000	7,634
Horace Mann Educators Corp.
6.85% due 04/15/2016	210,000	217,143
Liberty Mutual Group, Inc.
6.50% due 03/15/2035	683,000	594,706
7.50% due 08/15/2036	1,820,000	1,761,558
7.80% due 03/15/2037	455,000	405,683
Lincoln National Corp.
6.05% due 04/20/2067 (b)	155,000	146,947
7.00% due 05/17/2066 (b)	215,000	217,857
Markel Corp.
6.80% due 02/15/2013	325,000	335,491
Marsh & McLennan Companies, Inc.
5.375% due 07/15/2014	206,000	197,828
Merna Reinsurance, Ltd., Series B
7.11% due 12/31/2010 (b)	1,355,000	1,355,000
MetLife, Inc.
5.70% due 06/15/2035	255,000	234,596
Mystic Re, Ltd.
11.841% due 12/05/2008 (b)	250,000	250,100
Ohio Casualty Corp.
7.30% due 06/15/2014	380,000	412,548
PartnerRe Finance
6.44% due 12/01/2066 (b)	395,000	360,209
Progressive Corp.
6.70% due 06/15/2037 (b)	225,000	218,040
Provident Financing Trust I
7.405% due 03/15/2038	300,000	290,017
Prudential Financial, Inc.
4.75% due 04/01/2014	227,000	214,860
RenaissanceRe Holdings, Ltd.
7.00% due 07/15/2008	400,000	406,535
StanCorp Financial Group, Inc.
6.90% due 05/29/2067 (b)	825,000	805,348
Symetra Financial Corp.
6.125% due 04/01/2016	350,000	352,181
Transatlantic Holdings, Inc.
5.75% due 12/14/2015	575,000	579,456
Travelers Property Casualty, Inc.
6.375% due 03/15/2033	21,000	20,764
W.R. Berkley Corp.
5.125% due 09/30/2010	900,000	903,181
6.15% due 08/15/2019	14,000	14,039
White Mountains Re Group, Ltd.
7.506% due 05/29/2049 (b)	685,000	663,524
XL Capital, Ltd.
5.25% due 09/15/2014	214,000	204,698
XL Capital, Ltd., Series E
6.50% due 12/31/2049 (b)	275,000	242,756

		20,608,209

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

International Oil - 0.33%
ConocoPhillips Canada Funding Company
5.95% due 10/15/2036	$1,000,000	$976,950
Delek & Avner-Yam Tethys, Ltd.
5.326% due 08/01/2013	227,130	225,856
Pemex Project Funding Master Trust
6.125% due 08/15/2008	13,000	13,013
6.66% due 06/15/2010 (b)	18,000	18,288
9.125% due 10/13/2010	320,000	351,520
Ras Laffan Liquefied Natural Gas Company, Ltd.
3.437% due 09/15/2009	12,960	12,778
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.838% due 09/30/2027	250,000	233,308

		1,831,713
Investment Companies - 0.05%
Allied Capital Corp.
6.625% due 07/15/2011	255,000	261,661

Leisure Time - 0.67%
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	150,000	138,750
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015	275,000	235,812
Harrahs Operating Company, Inc.
5.625% due 06/01/2015	285,000	218,737
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	310,000	309,225
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	310,000	311,550
MGM Mirage, Inc.
6.00% due 10/01/2009	16,000	15,860
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	208,000	204,360
8.00% due 04/01/2012	150,000	152,063
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	185,000	185,000
9.75% due 04/01/2010	220,000	222,200
Pokagon Gaming Authority
10.375% due 06/15/2014	135,000	144,450
Seminole Indian Tribe of Florida
6.535% due 10/01/2020	405,000	401,011
Seneca Gaming Corp.
7.25% due 05/01/2012	420,000	422,100
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015	125,000	123,125
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	210,000	171,150
Turning Stone Resort Casino
9.125% due 09/15/2014	370,000	373,700
Waterford Gaming LLC
8.625% due 09/15/2012	88,000	89,760

		3,718,853
Liquor - 0.00%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	10,000	9,958

The accompanying notes are an integral part of the financial statements.	127

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Medical-Hospitals - 0.09%
Alliance Imaging, Inc.
7.25% due 12/15/2012	$305,000	$291,275
Community Health Systems, Inc.
8.875% due 07/15/2015	190,000	189,762

		481,037
Metal & Metal Products - 0.04%
Alcan, Inc.
5.00% due 06/01/2015	6,000	5,750
Blaze Recycling & Metals LLC / Blaze Finance Corp.
10.875% due 07/15/2012	55,000	54,313
Vedanta Resources PLC
6.625% due 02/22/2010	170,000	167,450

		227,513
Mining - 0.11%
Corporacion Nacional del Cobre
5.50% due 10/15/2013	209,000	209,750
Drummond Company, Inc.
7.375% due 02/15/2016	330,000	313,500
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	80,000	85,200

		608,450
Paper - 0.12%
Plum Creek Timberlands LP
5.875% due 11/15/2015	320,000	315,783
Verso Paper, Inc., Series B
9.125% due 08/01/2014	325,000	325,000

		640,783
Petroleum Services - 0.61%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	210,000	201,075
Anadarko Petroleum Corp.
3.25% due 05/01/2008	600,000	590,038
6.45% due 09/15/2036	1,000,000	971,903
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	700,000	716,715
Premcor Refining Group, Inc.
6.75% due 05/01/2014	380,000	393,260
9.50% due 02/01/2013	295,000	311,460
Valero Logistics Operations LP
6.05% due 03/15/2013	248,000	248,615

		3,433,066
Pharmaceuticals - 0.10%
Hospira, Inc.
5.90% due 06/15/2014	8,000	7,998
Schering Plough Corp.
5.55% due 12/01/2013 (b)	218,000	218,286
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	170,000	165,511
6.15% due 02/01/2036	170,000	160,042

		551,837
Publishing - 0.04%
Idearc, Inc.
8.00% due 11/15/2016	240,000	237,000

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Real Estate - 1.91%
AvalonBay Communities, Inc., REIT
5.50% due 01/15/2012	$605,000	$607,160
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	215,000	221,974
Camden Property Trust, REIT
5.00% due 06/15/2015	216,000	200,265
Colonial Properties Trust, REIT
6.25% due 06/15/2014	211,000	213,121
Colonial Realty LP
5.50% due 10/01/2015	231,000	219,738
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	22,000	21,598
Duke Realty LP
5.95% due 02/15/2017	975,000	955,004
Health Care Property Investors, Inc., REIT
6.30% due 09/15/2016	750,000	739,273
Health Care Property Investors, Inc.,
Series MTN, REIT
4.875% due 09/15/2010	229,000	224,098
5.625% due 02/28/2013	520,000	510,886
Health Care, Inc., REIT
6.00% due 11/15/2013	215,000	213,943
6.20% due 06/01/2016	650,000	638,766
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	360,000	384,760
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	612,000	637,237
Nationwide Health Properties, Inc., REIT
6.50% due 07/15/2011	285,000	296,323
Realty Income Corp.
5.95% due 09/15/2016	560,000	549,287
Rouse Company LP, REIT
6.75% due 05/01/2013	420,000	415,800
Rouse Company, REIT
3.625% due 03/15/2009	645,000	623,362
5.375% due 11/26/2013	209,000	191,655
Shimao Property Holdings, Ltd.
8.00% due 12/01/2016	270,000	257,850
Simon Property Group LP, REIT
5.75% due 12/01/2015	530,000	521,432
Socgen Real Estate Company LLC
7.64% due 12/29/2049 (b)	274,000	274,577
USB Realty Corp.
6.091% due 12/22/2049 (b)	500,000	475,405
Vornado Realty, LP
5.60% due 02/15/2011	800,000	794,568
Westfield Group
5.40% due 10/01/2012	475,000	467,981

		10,656,063
Retail - 0.32%
CVS Caremark Corp.
5.66% due 06/01/2010 (b)	900,000	896,100
5.75% due 06/01/2017	400,000	390,932
6.125% due 08/15/2016	515,000	517,261

		1,804,293

The accompanying notes are an integral part of the financial statements.	128

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Semiconductors - 0.05%
Freescale Semiconductor, Inc.
10.125% due 12/15/2016		$300,000	$261,000

Steel - 0.08%
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016		450,000	450,000

Telecommunications Equipment &
Services - 0.81%
AT&T, Inc.
6.50% due 09/01/2037		430,000	430,615
Axtel SAB de CV
7.625% due 02/01/2017		325,000	314,438
Citizens Communications Company
6.25% due 01/15/2013		270,000	259,200
Deutsche Telekom International Finance BV
5.75% due 03/23/2016		1,000,000	983,894
6.625% due 07/11/2011	EUR	1,000	1,447
8.00% due 06/15/2010		$222,000	236,322
8.75% due 06/15/2030 (b)		227,000	274,180
Digicel Group, Ltd.
8.875% due 01/15/2015		400,000	365,520
Embarq Corp.
7.082% due 06/01/2016		880,000	907,520
7.995% due 06/01/2036		215,000	222,792
France Telecom SA
7.75% due 03/01/2011		20,000	21,404
8.50% due 03/01/2031 (b)		220,000	280,889
SBC Communications, Inc.
4.125% due 09/15/2009		207,000	202,497
5.10% due 09/15/2014		16,000	15,412
5.625% due 06/15/2016		12,000	11,837
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011		9,000	9,404

			4,537,371
Telephone - 0.92%
AT&T, Inc.
6.80% due 05/15/2036		400,000	417,658
BellSouth Corp.
4.20% due 09/15/2009		212,000	207,690
6.00% due 11/15/2034		820,000	773,980
Cincinnati Bell, Inc.
8.375% due 01/15/2014		225,000	222,750
Qwest Corp.
7.875% due 09/01/2011		315,000	329,569
Sprint Capital Corp.
6.125% due 11/15/2008		216,000	217,093
6.375% due 05/01/2009		212,000	215,137
6.875% due 11/15/2028		642,000	624,902
8.375% due 03/15/2012		207,000	228,731
8.75% due 03/15/2032		317,000	365,925
Telecom Italia Capital SA
4.00% due 01/15/2010		670,000	648,188
4.00% due 11/15/2008		169,000	165,968
7.20% due 07/18/2036		650,000	675,949

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Telephone (continued)
Verizon New York, Inc., Series A
6.875% due 04/01/2012	$15,000	$15,805

		5,109,345

Tires & Rubber - 0.04%
Goodyear Tire & Rubber Company
8.625% due 12/01/2011	195,000	198,042

Tobacco - 0.08%
Alliance One International, Inc.
8.50% due 05/15/2012	170,000	165,750
Altria Group, Inc.
7.00% due 11/04/2013	6,000	6,497
Reynolds American, Inc.
7.25% due 06/01/2013	245,000	253,730

		425,977

Transportation - 0.14%
CMA CGM SA
7.25% due 02/01/2013	455,000	435,662
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	250,000	255,313
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	2,000	2,052
8.75% due 12/01/2013	75,000	78,750

		771,777

Utility Service - 0.00%
Public Service Company of New Mexico
4.40% due 09/15/2008	13,000	12,855

TOTAL CORPORATE BONDS (Cost $147,859,377)		$144,339,264

COLLATERALIZED MORTGAGE
OBLIGATIONS - 17.57%
American Home Mortgage Assets, Series 2006-6,
Class XP
zero coupon IO due 12/25/2046	9,526,134	479,284
American Home Mortgage Investment Trust,
Series 2004-4, Class 5A
4.44% due 02/25/2045	865,056	829,608
American Tower Trust, Series 2007-1A, Class D
5.956% due 04/15/2037	535,000	456,025
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3
4.128% due 07/10/2042	32,284	31,570
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	50,846	47,476
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.3531% due 09/10/2047 (b)	470,000	460,508
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class AM
5.421% due 09/10/2045 (b)	1,600,000	1,568,199
Banc of America Commercial Mortgage, Inc.,
Series 2006-2, Class A3
5.9019% due 05/10/2045 (b)	970,000	978,172

The accompanying notes are an integral part of the financial statements.	129

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	$775,000	$786,795
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class A3A
5.60% due 08/10/2013	750,000	749,075
Banc of America Funding Corp., Series 2006-B,
Class 6A1
5.881% due 03/20/2036 (b)	569,707	570,897
Banc of America Funding Corp., Series 2006-D,
Class 6B1
5.947% due 05/20/2036 (b)	324,486	324,132
Banc of America Large Loan, Series 2006-BIX1,
Class C
5.79% due 10/15/2019 (b)	1,000,000	998,960
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.8713% due 03/15/2022 (b)	895,000	895,165
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	6,183	6,128
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.304% due 04/25/2035 (b)	193,992	193,846
Bear Stearns Alt-A Trust, Series 2006-1, Class 23A1
5.6226% due 02/25/2036 (b)	495,529	493,085
Bear Stearns Asset Backed Securities, Inc., Series
2003-AC4, Class A
5.00% due 09/25/2033	10,991	10,668
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW14, Class D
5.412% due 12/11/2038	400,000	349,634
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T10, Class A2
4.74% due 03/13/2040	790,000	760,697
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR5, Class X1
0.076% IO due 07/11/2042 (b)	471,163	9,674
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-T16, Class X1
0.2325% IO due 02/13/2046 (b)	581,740	11,082
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	47,292	43,531
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-BBA7, Class G
6.0513% due 03/15/2019 (b)	700,000	696,556
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class AY
0.451% IO due 10/12/2041	32,250,000	662,057
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83% due 08/15/2038	715,000	691,911
Bear Stearns Mortgage Funding Trust, Series
2006-AR4, Class A1
5.72% due 12/25/2036 (b)	2,334,402	2,224,381

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	$29,619	$31,473
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 05/25/2020	315,248	305,692
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.9140% due 03/15/2049 (b)	700,000	706,505
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-10, Class 1A5A
5.8434% due 12/25/2035 (b)	419,932	420,125
Citigroup Mortgage Loan Trust, Inc., Series 2005-5,
Class 2A3
5.00% due 08/25/2035	278,936	271,178
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
4.90% due 10/25/2035 (b)	1,221,365	1,206,377
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class C
5.3996% due 07/15/2044 (b)	190,000	175,525
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.225% due 07/15/2044 (b)	360,000	354,046
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class AM
5.5915% due 01/15/2046 (b)	1,000,000	965,365
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	49,859	46,424
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class B
5.3999% due 06/10/2044 (b)	49,365	45,745
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.8113% due 11/15/2017 (b)	595,000	594,967
Commercial Mortgage Pass-Through Certificates,
Series 2006-C7, Class A3
5.8997% due 06/10/2046 (b)	585,000	590,038
Countrywide Alternative Loan Trust, Series
2005-59, Class 2X
1.79% IO due 11/20/2035	5,873,615	205,577
Countrywide Alternative Loan Trust, Series
2006-OA10, Class XPP
1.96% IO due 08/25/2046 (b)	3,944,250	154,072
Countrywide Alternative Loan Trust, Series
2006-OA8, Class X
6.01% IO due 07/25/2046 (b)	7,346,936	278,954
Countrywide Alternative Loan Trust, Series
2007-OA8, Class X
2.00% IO due 08/25/2047 (b)	4,886,770	219,905
Countrywide Alternative Loan Trust, Series
2006-OA3, Class X
2.39% IO due 05/25/2036 (b)	3,115,981	168,411
Countrywide Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	690,026	694,555

The accompanying notes are an integral part of the financial statements.	130

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB2, Class 4A
4.5302% due 07/20/2034 (b)	$1,436,421	$1,426,269
Countrywide Home Loans,
Series 2005-HYB5, Class 1A2
4.8771% due 09/20/2035 (b)	622,752	615,105
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.8413% due 04/15/2021 (b)	870,000	869,984
Crown Castle Towers LLC, Series 2006-1A, Class E
6.065% due 11/15/2036	470,000	452,453
Crown Castle Towers LLC, Series 2006-1A, Class F
6.649% due 11/15/2036	1,760,000	1,707,417
Crown Castle Towers LLC, Series 2006-1A, Class G
6.795% due 11/15/2036	1,225,000	1,169,616
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035	571,000	558,689
CS First Boston Mortgage Securities Corp, Series
2003-CPN1, Class A2
4.597% due 03/15/2035	1,175,000	1,126,075
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	12,837	12,805
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	34,555	34,506
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	32,087	32,782
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	19,746	20,180
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	10,860	10,433
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.1371% IO due 02/15/2038 (b)	1,173,760	13,638
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	58,053	52,982
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032	405,000	409,483
Federal Home Loan Mortgage Corp., Series 3320,
Class PB
5.50% due 11/15/2031	615,000	612,318
Federal Home Loan Mortgage Corp., Series 3174,
Class CB
5.50% due 02/15/2031	710,000	714,771
Federal Home Loan Mortgage Corp., Series 3294,
Class NB
5.50% due 12/15/2029	800,000	794,295
Federal Home Loan Mortgage Corp.,
Series 2003-2640, Class WA
3.50% due 03/15/2033	90,360	87,154

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2005-3019, Class MD
4.75% due 01/15/2031	$601,763	$596,310
Federal Home Loan Mortgage Corp.,
Series T-41, Class 3A
7.50% due 07/25/2032	4,205	4,368
Federal National Mortgage Association,
Series 2002-W3, Class A5
7.50% due 01/25/2028	8,228	8,548
Federal National Mortgage Association,
Series 2003-18, Class EX
4.00% due 06/25/2017	1,661,006	1,609,626
Federal National Mortgage Association,
Series 2003-33, Class AC
4.25% due 03/25/2033	75,438	72,124
Federal National Mortgage Association,
Series 2003-49, Class JE
3.00% due 04/25/2033	343,761	304,819
Federal National Mortgage Association,
Series 2003-58, Class AD
3.25% due 07/25/2033	220,836	200,346
Federal National Mortgage Association,
Series 2003-63, Class PE
3.50% due 07/25/2033	180,756	163,265
Federal National Mortgage Association,
Series 2006-64, Class PC
5.50% due 10/25/2034	690,000	671,009
Federal National Mortgage Association,
Series 2006-67, Class PD
5.50% due 12/25/2034	720,000	699,685
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1
5.0276% due 08/25/2034 (b)	1,610,450	1,595,343
First Horizon Alternative Mortgage Securities,
Series 2004-AA5, Class B1
5.2146% due 12/25/2034 (b)	144,688	142,145
First Horizon Alternative Mortgage Securities,
Series 2006-AA2, Class B1
6.1887% due 05/25/2036 (b)	199,550	203,904
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	21,556	21,552
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	9,959	9,967
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	22,214	22,658
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	14,809	14,671
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC
0.13% IO due 06/10/2048 (b)	1,703,054	22,224
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	43,737	40,175

The accompanying notes are an integral part of the financial statements.	131

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Global Signal Trust, Series 2004-2A, Class D
5.093% due 12/15/2014	$295,000	$272,137
Global Signal Trust, Series 2006-1, Class E
6.495% due 02/15/2036	367,000	364,000
Global Tower Partners Acquisition Partners LLC,
Series 2007-1A, Class F
7.0496% due 05/15/2037	135,000	125,993
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class B
5.4912% due 05/10/2040 (b)	1,370,000	1,377,457
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C1, Class A1
5.988% due 04/15/2034	6,042	6,025
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C1, Class A1
5.785% due 11/15/2039	214,775	215,401
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class AJ
5.349% due 11/10/2045 (b)	945,000	903,619
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 2A1
5.6509% due 04/19/2036 (b)	311,241	310,548
Government National Mortgage Association,
Series 2003-42, Class XA
3.75% due 05/16/2033	66,926	62,134
Greenwich Capital Commercial Funding Corp,
Series 2007-GG9, Class C
5.554% due 03/10/2039	315,000	290,981
Greenwich Capital Commercial Funding Corp,
Series 2007-GG9, Class F
5.633% due 03/10/2039	170,000	151,484
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
6.1111% due 07/10/2038 (b)	735,000	751,350
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	40,670	39,798
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A2
5.117% due 04/10/2037	705,000	700,531
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class A2
5.479% due 11/10/2039 (b)	955,000	955,216
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class XC
0.1945% IO due 07/10/2039 (b)	2,080,739	40,772
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class AM
5.622% due 04/10/2038 (b)	1,350,000	1,344,119
GSR Mortgage Loan Trust, Series 2004-14,
Class 3A2
4.58% due 12/25/2034 (b)	940,363	937,798
GSR Mortgage Loan Trust, Series 2004-9, Class B1
5.342% due 08/25/2034 (b)	364,560	362,798
GSR Mortgage Loan Trust, Series 2006-AR1,
Class 3A1
5.3916% due 01/25/2036 (b)	812,566	804,268

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 1X
zero coupon IO due 10/25/2036 (b)	$13,781,111	$394,053
Indymac Index Mortgage Loan Trust, Series
2006-AR25, Class 5A1
6.3516% due 09/25/2036 (b)	3,444,328	3,476,821
IndyMac Index Mortgage Loan Trust,
Series 2004-AR13, Class B1
5.296% due 01/25/2035	218,641	218,472
IndyMac Index Mortgage Loan Trust,
Series 2005-AR5, Class B1
5.397% due 05/25/2035 (b)	351,321	351,113
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1B1
6.409% due 08/25/2036 (b)	298,699	307,619
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2007-CB19, Class AJ
5.9374% due 02/12/2049 (b)	1,245,000	1,207,842
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class A3B
5.447% due 05/15/2045 (b)	845,000	836,712
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	51,734	51,377
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	11,689	11,459
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
6.0656% due 04/15/2045 (b)	490,000	499,535
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2007-CB19, Class AM
5.937% due 02/12/2049	1,000,000	984,194
JP Morgan Commercial Mortgage Finance Corp.,
Series 1997-C5, Class D
7.351% due 09/15/2029	332,098	338,603
JP Morgan Mortgage Trust, Series 2006-A7, Class
2A5
5.828% due 01/25/2037 (b)	862,380	864,118
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	485,000	465,774
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	145,000	132,569
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A16
6.50% due 09/25/2035	215,763	218,251
JPMorgan Mortgage Trust, Series 2005-S3,
Class 2A2
5.50% due 01/25/2021	490,309	484,181
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	29,619	30,700
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class XCL
0.2042% IO due 02/15/2040 (b)	738,355	15,611

The accompanying notes are an integral part of the financial statements.	132

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 07/15/2040 (b)	$25,472	$22,099
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	58,053	57,422
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.0809% due 06/15/2038 (b)	575,000	586,859
Lehman XS Trust, Series 2007-10H, Class 2A2
7.50% due 07/25/2037	2,744,275	2,811,774
Lehman XS Trust, Series 2007-5H, Class 3A4
6.45% due 05/25/2037	3,178,982	3,150,692
Mastr Adjustable Rate Mortgages Trust,
Series 2004-13, Class 2A1
3.8176% due 04/21/2034 (b)	1,721,079	1,688,464
Mastr Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
4.5894% due 08/25/2034 (b)	804,159	791,355
Mastr Adjustable Rate Mortgages Trust,
Series 2005-2, Class 2A1
5.0907% due 03/25/2035 (b)	1,751,293	1,776,300
Mastr Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
4.991% due 02/25/2036 (b)	717,446	706,488
Mastr Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
5.670% due 05/25/2036 (b)	4,543,174	4,520,913
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	31,988	30,736
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.0549% IO due 07/12/2038	5,537,503	35,297
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A6
5.4167% due 11/12/2037 (b)	435,000	427,397
Merrill Lynch Mortgage Trust, Series 2006-C2,
Class X
0.5739% IO due 08/12/2043	13,966,128	383,191
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-7, Class A4
5.81% due 06/12/2050	1,360,000	1,358,655
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A4
6.1046% due 06/12/2046 (b)	785,000	801,324
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3, Class A4
5.414% due 07/12/2046 (b)	595,000	584,271
Morgan Stanley Capital I, Series 2006-IQ12, Class E
5.538% due 12/15/2043 (b)	390,000	350,902
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	21,903	21,306
Morgan Stanley Capital I, Series 2005-HQ7,
Class A2
5.3742% due 11/14/2042 (b)	415,000	410,576

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2005-HQ7,
Class A4
5.3742% due 11/14/2042 (b)	$415,000	$406,547
Morgan Stanley Capital I, Series 2005-IQ10,
Class A4A
5.23% due 09/15/2042 (b)	675,000	659,658
Morgan Stanley Capital I, Series 2005-IQ9, Class X1
0.1896% IO due 07/15/2056 (b)	682,488	20,024
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.1464% IO due 12/13/2041 (b)	1,469,183	22,052
Morgan Stanley Capital I,
Series 2007-SRR3, Class A
5.84% due 12/20/2049 (b)	1,000,000	984,470
Morgan Stanley Capital I,
Series 2007-SRR3, Class B
5.94% due 12/20/2049 (b)	1,000,000	847,400
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
4.348% due 05/25/2035 (b)	315,403	297,268
Residential Accredit Loans, Inc.,
Series 2005-QA12, Class NB5
5.9594% due 12/25/2035 (b)	502,599	502,805
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 2A1
6.50% due 07/25/2036	621,579	627,329
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	12,045	12,355
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	2,244	2,238
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	24,682	25,324
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036	680,000	663,806
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036	135,000	131,590
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035	397,000	399,991
SBA CMBS Trust, Series 2005-1A, Class D
6.219% due 11/15/2035	100,000	100,418
SBA CMBS Trust, Series 2005-1A, Class E
6.706% due 11/15/2035	110,000	100,710
Sequoia Mortgage Trust, Series 2005-3, Class A1
5.7375% due 05/20/2035 (b)	7,300	7,229
Suntrust Adjustable Rate Mortgage Loan Trust,
Series 2007-2, Class 4A1
5.7445% due 04/25/2037 (b)	1,700,388	1,682,056
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036	900,000	897,925
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0775% IO due 03/15/2042 (b)	964,423	8,395
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.793% due 05/15/2044	37,517	34,526

The accompanying notes are an integral part of the financial statements.	133

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
WAMU Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A
6.1149% due 03/23/2045	$583,394	$589,210
WAMU Mortgage Pass Through Certificates, Series
2007-OA6, Class 1XPP
zero coupon IO due 07/25/2047	17,624,105	236,163
WAMU Mortgage Pass Through Certificates,
Series 2007-OA5, Class 1XPP
zero coupon IO due 06/25/2047	31,401,038	455,315
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-1, Class
B1
6.2067% due 02/25/2037 (b)	359,197	334,236
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-6,
Class 1CB
6.50% due 08/25/2035	260,686	262,397
Washington Mutual Mortgage Pass Through
Certificates, Series 2007-OA4, Class XPPP
zero coupon IO due 04/25/2047	13,788,358	278,194
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	16,848	16,871
Washington Mutual, Inc.,
Series 2005-AR12, Class 1A8
4.8341% due 10/25/2035 (b)	1,302,885	1,277,449
Washington Mutual, Inc., Series 2006-SL1, Class A
5.4207% due 11/23/2043	887,399	872,074
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR15, Class A3
5.6618% due 10/25/2036 (b)	903,636	902,017
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-7, Class 2A2
5.00% due 07/25/2019	310,477	302,036
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9429% due 10/25/2035 (b)	2,864,638	2,855,659

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $99,176,625)		$98,124,935

ASSET BACKED SECURITIES - 4.93%
Alesco Preferred Funding, Ltd., Series 12A, Class B
5.96% due 07/15/2037 (b)	430,000	426,775
Alesco Preferred Funding, Ltd., Series 15A, Class
B1
6.04% due 12/23/2037 (b)	425,000	421,813
Alesco Preferred Funding, Ltd., Series 14A, Class B
6.015% due 09/23/2037 (b)	930,000	913,725
Amresco Residential Securities Mortgage Loan
Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	1,351	1,345
Ansonia CDO, Ltd.
5.812% due 07/28/2046	1,150,000	1,046,793
Anthracite, Ltd., Series 2002-2A, Class B
5.488% due 12/24/2037 (b)	600,000	584,812
Anthracite, Ltd., Series 2002-CIBA, Class A
5.95% due 05/24/2017 (b)	943,655	928,321

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.96% due 01/26/2042 (b)	$370,000	$338,987
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.41% due 01/26/2042 (b)	615,000	527,658
Argent Securities, Inc., Series 2004-W1, Class M3
6.955% due 03/25/2034 (b)	31,593	28,867
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
6.01% due 03/20/2050 (b)	400,000	366,028
Cedarwoods Credit CDO Ltd.,
Series 2007-2A, Class B
5.89% due 02/25/2052 (b)	1,000,000	937,700
Citigroup Mortgage Loan Trust Inc., Series
2007-OPX1, Class A3A
5.972% due 01/25/2037	405,000	402,989
Credit-Based Asset Servicing and Securitization,
Series 2006-MH1, Class B1
6.25% due 09/25/2036	460,000	348,606
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	1,000,000	982,387
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036	1,250,000	1,234,692
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031	1,845,000	1,856,939
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	125,000	128,482
Dillon Read CMBS CDO, Ltd.,Series 2006-1A,
Class A3
6.06% due 12/05/2046	975,000	886,528
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/25/2037	535,000	515,325
Equity One ABS, Inc., Series 2004-2, Class AV2
5.755% due 07/25/2034 (b)	649	604
GSAA Home Equity Trust, Series 2006-10,
Class AF3
5.9846% due 06/25/2036 (b)	1,000,000	991,625
Highland Park CDO, Ltd., Series 2006-1A, Class A2
5.905% due 11/25/2051 (b)	1,230,000	1,200,972
Home Equity Mortgage Trust,
Series 2005-3, Class A1
5.745% due 11/25/2035 (b)	2,494	2,487
JER CDO, Series 2006-2A, Class AFL
5.84% due 03/25/2045 (b)	700,000	605,063
LNR CDO, Ltd., Series 2006-1A, Class BFL
6.055% due 05/28/2043 (b)	700,000	598,063
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class AM
5.8427% due 05/12/2039 (b)	1,000,000	1,002,818
Mesa West Capital CDO, Ltd.,
Series 2007-1A, Class A1
5.58% due 02/25/2047 (b)	970,000	954,845

The accompanying notes are an integral part of the financial statements.	134

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Morgan Stanley Mortgage Loan Trust, Series
2007-3XS, Class 2A4S
5.9631% due 01/25/2047	$455,000	$452,290
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
6.00% due 12/25/2050	570,000	542,184
North Street Referenced Linked Notes, Series
2000-1A, Class C
7.11% due 04/28/2011 (b)	500,000	345,000
N-Star Real Estate CDO, Ltd.,
Series 2006-7A, Class B
5.885% due 06/22/2051 (b)	900,000	839,880
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
6.47% due 02/01/2041 (b)	475,000	434,929
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class G
6.67% due 02/01/2041 (b)	475,000	431,476
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	1,050,000	995,286
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 01/25/2037	1,000,000	973,535
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.9815% due 09/25/2035 (b)	65,162	63,791
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	900,000	886,406
Prima Capital Ltd., Series 2006-CR1A, Class A1
5.417% due 12/28/2048	1,515,685	1,465,004
RAIT Cre CDO, Ltd., Series 2006-1A, Class H
7.79% due 11/20/2046 (b)	120,000	100,350
RAIT Preferred Funding, Ltd., Series 2007-2A,
Class B
6.30% due 06/25/2045 (b)	685,000	561,727
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF3
4.499% due 08/25/2035	210,000	207,478
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934% due 08/25/2035	335,000	325,899
Renaissance Home Equity Loan Trust,
Series 2005-4, Class A2
5.399% due 02/25/2036	599,276	595,853
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	20,872	20,633
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 05/25/2034 (b)	49,000	46,957

TOTAL ASSET BACKED SECURITIES
(Cost $28,851,590)		$27,523,927

SUPRANATIONAL OBLIGATIONS - 0.04%

Honduras - 0.00%
Central American Bank for Economic Integration
6.75% due 04/15/2013	12,000	12,733

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

SUPRANATIONAL OBLIGATIONS
(continued)

Venezuela - 0.04%
Corporacion Andina de Fomento
5.20% due 05/21/2013		$214,000	$212,431
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012		20,000	21,303

			233,734

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $249,259)			$246,467

PREFERRED STOCKS - 0.21%

Food & Beverages - 0.05%
Ocean Spray Cranberries, Inc.		3,200	277,400

Mining - 0.09%
Freeport-McMoRan Copper & Gold, Inc.		4,000	530,480

Telephone - 0.07%
Telephone & Data Systems, Inc.		16,000	364,960

TOTAL PREFERRED STOCKS (Cost $1,064,480)			$1,172,840

TERM LOANS - 0.03%

Educational Services - 0.03%
Riverdeep Interactive Learning
8.10% due 11/28/2013	EUR	198,997	194,851

TOTAL TERM LOANS (Cost $198,997)			$194,851

WARRANTS - 0.01%

Gold - 0.01%
New Gold, Inc.
(Expiration Date: 06/28/17, Strike
Price: CAD 15.00) *		25,000	33,141

TOTAL WARRANTS (Cost $49,132)			$33,141

SHORT TERM INVESTMENTS - 14.91%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007 to
09/18/2007		$21,400,000	$21,374,051
Federal National Mortgage Association Discount
Notes
zero coupon due 09/13/2007		62,000,000	61,894,187

TOTAL SHORT TERM INVESTMENTS
(Cost $83,268,238)			$83,268,238

The accompanying notes are an integral part of the financial statements.	135

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.66%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$3,716,899 on 09/04/2007,
collateralized by $65,000 Federal
Home Loan Bank, 5.81% due
03/14/2025 (valued at $65,244,
including interest) and $3,715,000
Federal Home Loan Bank, 5.375%
due 08/14/2009 (valued at
$3,728,931, including interest) ***	$3,715,000	$3,715,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,715,000)		$3,715,000

Total Investments (Active Bond Fund)
(Cost $571,002,549) - 101.63%		$567,691,487
Liabilities in Excess of Other Assets - (1.63)%		(9,092,982)

TOTAL NET ASSETS - 100.00%		$558,598,505

All Cap Core Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 89.50%

Aerospace - 3.20%
Boeing Company	80,100	$7,745,670
Lockheed Martin Corp.	75,600	7,494,984

		15,240,654
Air Travel - 0.03%
Alaska Air Group, Inc. *	6,000	148,920

Aluminum - 1.38%
Alcoa, Inc.	137,100	5,008,263
Century Aluminum Company *	32,100	1,578,678

		6,586,941
Apparel & Textiles - 0.75%
Coach, Inc. *	19,200	854,976
Polo Ralph Lauren Corp., Class A	36,200	2,734,548

		3,589,524
Auto Parts - 0.05%
AutoZone, Inc. *	2,000	242,580

Automobiles - 1.08%
PACCAR, Inc.	60,100	5,141,555

Banking - 2.53%
Bank of America Corp.	238,200	12,071,976

Biotechnology - 1.63%
Digene Corp. * (a)	19,200	1,176,000
Genzyme Corp. *	40,800	2,546,328
Invitrogen Corp. *	36,800	2,866,720
MGI Pharma, Inc. *	49,600	1,169,072

		7,758,120

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Broadcasting - 0.00%
Citadel Broadcasting Corp.	4,569	$18,596

Building Materials & Construction - 0.09%
Perini Corp. *	7,200	407,520

Business Services - 3.67%
Accenture, Ltd., Class A	145,000	5,975,450
Brinks Company	16,700	957,912
Computer Sciences Corp. *	92,500	5,175,375
Convergys Corp. *	22,400	375,200
Fluor Corp.	11,600	1,474,940
NCR Corp. *	71,100	3,538,647

		17,497,524
Cable & Television - 1.38%
DIRECTV Group, Inc. *	283,000	6,602,390

Cellular Communications - 0.49%
Telephone & Data Systems, Inc.	36,100	2,337,475

Chemicals - 1.22%
Cabot Corp.	46,300	1,867,742
Cambrex Corp.	9,200	114,724
Dow Chemical Company	59,600	2,540,748
Lubrizol Corp.	20,400	1,297,032

		5,820,246
Computers & Business Equipment - 3.91%
Agilysys, Inc.	22,800	388,968
Cisco Systems, Inc. *	6,000	191,520
Hewlett-Packard Company	170,600	8,419,110
International Business Machines Corp.	82,500	9,626,925

		18,626,523
Containers & Glass - 0.75%
Ball Corp.	9,700	508,086
Packaging Corp. of America	29,700	773,685
Pactiv Corp. *	30,500	892,125
Sonoco Products Company	38,800	1,397,576

		3,571,472
Cosmetics & Toiletries - 0.92%
Colgate-Palmolive Company	24,000	1,591,680
Kimberly-Clark Corp.	40,600	2,788,814

		4,380,494
Crude Petroleum & Natural Gas - 3.77%
Chesapeake Energy Corp.	46,500	1,500,090
Devon Energy Corp.	28,900	2,176,459
Marathon Oil Corp.	90,200	4,860,878
Patterson-UTI Energy, Inc.	148,200	3,181,854
Sunoco, Inc.	43,700	3,196,218
Unit Corp. *	62,700	3,076,062

		17,991,561
Domestic Oil - 0.73%
Frontier Oil Corp.	84,500	3,467,035

Drugs & Health Care - 0.07%
Quidel Corp. *	19,200	326,016

The accompanying notes are an integral part of the financial statements.	136

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electrical Utilities - 1.20%
Edison International	20,100	$1,059,471
FirstEnergy Corp.	68,600	4,214,784
PPL Corp.	5,400	260,604
Quanta Services, Inc. *	7,200	203,544

		5,738,403
Electronics - 0.47%
Belden, Inc.	3,200	155,552
Teleflex, Inc.	27,000	2,099,790

		2,255,342
Energy - 1.43%
Energen Corp.	5,800	311,460
Sempra Energy	118,500	6,521,055

		6,832,515
Financial Services - 9.71%
Citigroup, Inc.	140,600	6,591,328
Goldman Sachs Group, Inc.	36,800	6,477,168
Interactive Data Corp.	2,300	62,882
JP Morgan Chase & Company	227,400	10,123,848
Merrill Lynch & Company, Inc.	92,000	6,780,400
Morgan Stanley	107,700	6,717,249
Wells Fargo & Company	261,200	9,544,248

		46,297,123
Food & Beverages - 2.49%
Coca-Cola Enterprises, Inc.	162,000	3,858,840
General Mills, Inc.	67,900	3,794,252
H.J. Heinz Company	93,500	4,215,915

		11,869,007
Gas & Pipeline Utilities - 0.49%
Global Industries, Ltd. *	81,500	1,970,670
UGI Corp.	7,200	183,960
Williams Companies, Inc.	5,800	179,800

		2,334,430
Healthcare Products - 1.18%
Baxter International, Inc.	34,600	1,894,696
Becton, Dickinson & Company	48,400	3,723,896

		5,618,592
Healthcare Services - 2.96%
Alliance Imaging, Inc. *	24,000	211,440
Apria Healthcare Group, Inc. *	7,100	189,073
Coventry Health Care, Inc. *	94,600	5,427,202
Health Net, Inc. *	3,600	197,244
Humana, Inc. *	71,500	4,582,435
WellCare Health Plans, Inc. *	35,300	3,484,110

		14,091,504
Holdings Companies/Conglomerates - 1.03%
General Electric Company	126,100	4,901,507

Homebuilders - 0.67%
Centex Corp.	82,300	2,379,293

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Homebuilders (continued)
KB Home (a)	26,800	$813,112

		3,192,405
Hotels & Restaurants - 2.01%
Boyd Gaming Corp.	5,500	224,675
Darden Restaurants, Inc.	23,500	977,600
McDonald's Corp.	53,300	2,625,025
Yum! Brands, Inc.	176,000	5,758,720

		9,586,020
Household Products - 0.30%
Energizer Holdings, Inc. *	13,600	1,440,648

Industrial Machinery - 0.21%
Intevac, Inc. *	62,500	1,021,250

Insurance - 4.06%
ACE, Ltd.	61,200	3,534,912
Aetna, Inc.	102,700	5,228,457
Allied World Assurance Holdings, Ltd.	18,000	864,360
Arch Capital Group, Ltd. *	8,300	596,189
Endurance Specialty Holdings, Ltd.	14,100	562,167
Lincoln National Corp.	7,600	462,688
Philadelphia Consolidated Holding Corp. *	26,000	1,040,520
Reinsurance Group of America, Inc.	2,200	119,482
W.R. Berkley Corp.	17,900	535,031
XL Capital, Ltd., Class A	83,800	6,385,560

		19,329,366
International Oil - 4.97%
Chevron Corp.	113,700	9,978,312
Exxon Mobil Corp.	156,300	13,399,599
Parker Drilling Company *	37,500	292,125

		23,670,036
Internet Content - 1.03%
Google, Inc., Class A *	7,900	4,070,475
Yahoo!, Inc. *	37,500	852,375

		4,922,850
Internet Retail - 0.22%
eBay, Inc. *	30,800	1,050,280

Internet Software - 0.10%
Symantec Corp. *	25,100	472,131

Leisure Time - 0.01%
Vail Resorts, Inc. *	500	28,590

Manufacturing - 1.10%
Honeywell International, Inc.	68,400	3,840,660
Tyco International, Ltd.	31,600	1,395,456

		5,236,116
Metal & Metal Products - 0.74%
Southern Copper Corp.	27,000	2,841,750
USEC, Inc. *	50,800	680,212

		3,521,962
Paper - 0.02%
Buckeye Technologies, Inc. *	6,800	105,876

The accompanying notes are an integral part of the financial statements.	137

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Petroleum Services - 1.89%
Atwood Oceanics, Inc. *	1,200	$91,188
Tidewater, Inc.	58,500	3,828,825
Transocean, Inc. *	48,400	5,086,356

		9,006,369
Pharmaceuticals - 4.57%
Bristol-Myers Squibb Company	68,100	1,985,115
Caraco Pharmaceutical Labs *	2,600	38,454
Eli Lilly & Company	128,500	7,369,475
Endo Pharmaceutical Holdings, Inc. *	76,400	2,435,632
Gilead Sciences, Inc. *	138,700	5,044,519
Merck & Company, Inc.	51,100	2,563,687
Noven Pharmaceuticals, Inc. * (a)	16,400	250,264
Par Pharmaceutical Companies, Inc. *	6,900	154,491
Sepracor, Inc. *	55,400	1,616,018
ViroPharma, Inc. * (a)	31,100	308,201

		21,765,856
Publishing - 1.23%
McGraw-Hill Companies, Inc.	116,100	5,858,406

Real Estate - 1.44%
Apartment Investment & Management
Company, Class A, REIT	3,500	156,450
Equity Residential, REIT	22,200	893,328
Health Care REIT, Inc. (a)	10,000	399,000
Hospitality Properties Trust, REIT	11,900	469,574
Liberty Property Trust, REIT	11,400	445,284
ProLogis, REIT	18,000	1,082,880
Public Storage, Inc., REIT	1,900	143,982
Regency Centers Corp., REIT	9,400	653,018
Simon Property Group, Inc., REIT	12,800	1,214,977
Thornburg Mortgage, Inc., REIT (a)	13,600	160,208
Vornado Realty Trust, REIT	11,500	1,225,785

		6,844,486
Retail Grocery - 1.11%
The Kroger Company	199,700	5,308,026

Retail Trade - 3.07%
American Eagle Outfitters, Inc.	171,100	4,419,513
BJ's Wholesale Club, Inc. *	65,100	2,278,500
Family Dollar Stores, Inc.	142,100	4,160,688
RadioShack Corp.	158,200	3,760,414

		14,619,115
Semiconductors - 2.97%
Emulex Corp. *	39,600	773,784
MEMC Electronic Materials, Inc. *	54,000	3,316,680
Micrel, Inc.	22,200	243,090
National Semiconductor Corp.	120,500	3,171,560
NVIDIA Corp. *	71,700	3,668,172
Teradyne, Inc. *	200,200	2,980,978

		14,154,264
Software - 2.53%
Microsoft Corp.	398,900	11,460,397

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Software (continued)
MicroStrategy, Inc., Class A *	7,100	$491,604
SPSS, Inc. *	3,100	126,325

		12,078,326
Telecommunications Equipment &
Services - 2.73%
Alaska Communications Systems Group, Inc.	2,100	28,686
Embarq Corp.	67,900	4,238,318
Verizon Communications, Inc.	208,800	8,744,544

		13,011,548
Telephone - 1.42%
AT&T, Inc.	32,600	1,299,762
CenturyTel, Inc.	22,400	1,074,752
U.S. Cellular Corp. *	33,600	3,267,600
Windstream Corp.	79,000	1,128,120

		6,770,234
Tobacco - 0.98%
Altria Group, Inc.	52,200	3,623,202
Loews Corp. - Carolina Group	13,700	1,042,844

		4,666,046
Toys, Amusements & Sporting Goods - 0.36%
Hasbro, Inc.	61,300	1,729,273

Trucking & Freight - 1.15%
Ryder Systems, Inc.	88,000	4,818,000
YRC Worldwide, Inc. *	21,000	647,010

		5,465,010

TOTAL COMMON STOCKS (Cost $422,283,359)		$426,620,034

SHORT TERM INVESTMENTS - 0.92%
John Hancock Cash Investment Trust (c)	$2,163,206	$2,163,206
U.S. Treasury Bills
zero coupon due 10/18/2007	2,235,000	2,220,935

TOTAL SHORT TERM INVESTMENTS
(Cost $4,384,141)		$4,384,141

The accompanying notes are an integral part of the financial statements.	138

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 9.79%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$46,662,837 on 09/04/2007,
collateralized by $13,775,000
Federal Home Loan Mortgage
Corp., 4% due 06/12/2013 (valued
at $13,292,875, including interest)
and $33,575,000 Federal Home
Loan Mortgage Corp., 5.375% due
01/09/2014 (valued at
$33,994,688, including interest)
and $290,000 Federal National
Mortgage Association, 4.375% due
07/17/2013 (valued at $287,825,
including interest)	$46,639,000	$46,639,000

TOTAL REPURCHASE AGREEMENTS
(Cost $46,639,000)		$46,639,000

Total Investments (All Cap Core Fund)
(Cost $473,306,500) - 100.21%		$477,643,175
Liabilities in Excess of Other Assets - (0.21)%		(981,341)

TOTAL NET ASSETS - 100.00%		$476,661,834

All Cap Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.02%

Aerospace - 6.18%
Boeing Company	14,508	$1,402,923
General Dynamics Corp.	24,405	1,917,257
Spirit Aerosystems Holdings, Inc., Class A *	62,839	2,246,494
United Technologies Corp.	34,809	2,597,796

		8,164,470

Apparel & Textiles - 1.20%
Carter's, Inc. *	24,938	492,276
Phillips-Van Heusen Corp.	18,884	1,099,616

		1,591,892

Broadcasting - 1.58%
Grupo Televisa SA, SADR *	79,967	2,083,940

Building Materials & Construction - 2.35%
Chicago Bridge & Iron Company N.V.	26,408	986,339
Foster Wheeler, Ltd. *	17,942	2,125,050

		3,111,389

Business Services - 2.05%
Accenture, Ltd., Class A	50,044	2,062,313
Fiserv, Inc. *	13,981	650,396

		2,712,709

Cellular Communications - 2.14%
America Movil SA de CV, Series L, SADR	21,378	1,292,514

All Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Cellular Communications (continued)
China Mobile, Ltd.	113,000	$1,539,081

		2,831,595
Chemicals - 1.32%
Syngenta AG *	9,293	1,743,269

Commercial Services - 0.96%
CB Richard Ellis Group, Inc. *	43,170	1,274,379

Computers & Business Equipment - 12.15%
Apple, Inc. *	28,733	3,978,946
Cisco Systems, Inc. *	112,180	3,580,786
Dell, Inc. *	120,785	3,412,176
Hewlett-Packard Company	45,716	2,256,085
Micros Systems, Inc. *	14,578	879,636
Research In Motion, Ltd. *	22,854	1,951,960

		16,059,589
Construction & Mining Equipment - 1.62%
National Oilwell Varco, Inc. *	16,685	2,135,680

Cosmetics & Toiletries - 0.86%
Avon Products, Inc.	5,077	174,395
Colgate-Palmolive Company	14,606	968,670

		1,143,065
Crude Petroleum & Natural Gas - 1.03%
Occidental Petroleum Corp.	23,953	1,357,896

Educational Services - 1.52%
Apollo Group, Inc., Class A *	34,216	2,007,453

Electrical Equipment - 2.26%
Cooper Industries, Ltd., Class A	20,370	1,042,333
Emerson Electric Company	39,415	1,940,400

		2,982,733
Electronics - 1.12%
Amphenol Corp., Class A	41,030	1,481,593

Energy - 1.90%
McDermott International, Inc. *	26,211	2,515,994

Financial Services - 6.49%
Ameriprise Financial, Inc.	24,951	1,522,260
Goldman Sachs Group, Inc.	17,103	3,010,299
JP Morgan Chase & Company	61,461	2,736,244
Merrill Lynch & Company, Inc.	17,834	1,314,366

		8,583,169
Healthcare Products - 1.00%
Zimmer Holdings, Inc. *	16,843	1,319,312

Healthcare Services - 5.50%
Express Scripts, Inc. *	19,398	1,062,040
Health Net, Inc. *	49,807	2,728,926
McKesson Corp.	22,500	1,287,225
UnitedHealth Group, Inc.	43,731	2,186,987

		7,265,178
Hotels & Restaurants - 0.96%
Darden Restaurants, Inc.	30,531	1,270,090

The accompanying notes are an integral part of the financial statements.	139

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Household Products - 1.80%
The Clorox Company	39,713	$2,374,837

Industrial Machinery - 3.71%
Cameron International Corp. *	24,436	1,998,132
Grant Prideco, Inc. *	14,859	821,703
Komatsu, Ltd.	40,830	1,253,950
Terex Corp. *	10,462	835,704

		4,909,489
Industrials - 1.10%
ABB, Ltd.	58,529	1,447,248

Insurance - 1.06%
Assurant, Inc. (a)	27,178	1,400,754

Internet Content - 1.03%
Google, Inc., Class A *	2,642	1,361,291

Internet Retail - 3.70%
Amazon.com, Inc. *	31,910	2,549,928
eBay, Inc. *	68,438	2,333,736

		4,883,664
Investment Companies - 0.37%
The Blackstone Group LP * (a)	20,907	483,579

Leisure Time - 0.79%
Electronic Arts, Inc. *	19,614	1,038,365

Manufacturing - 0.73%
Acuity Brands, Inc.	18,304	961,692

Medical-Hospitals - 1.11%
VCA Antech, Inc. *	35,776	1,462,881

Metal & Metal Products - 2.25%
Precision Castparts Corp.	22,805	2,971,720

Petroleum Services - 1.30%
Valero Energy Corp.	25,095	1,719,259

Pharmaceuticals - 7.34%
Abbott Laboratories	31,708	1,645,962
Gilead Sciences, Inc. *	44,231	1,608,681
Merck & Company, Inc.	70,805	3,552,287
Schering-Plough Corp.	46,090	1,383,622
Shire PLC	57,824	1,515,263

		9,705,815
Publishing - 0.76%
McGraw-Hill Companies, Inc.	19,956	1,006,980

Retail Trade - 7.31%
Aeropostale, Inc. *	39,377	815,093
DSW, Inc., Class A * (a)	19,560	595,602
Family Dollar Stores, Inc.	89,790	2,629,051
J.C. Penney Company, Inc.	29,100	2,000,916
Longs Drug Stores Corp.	17,157	904,689
Nordstrom, Inc.	26,370	1,268,397
PetSmart, Inc.	41,601	1,443,555

		9,657,303

All Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Semiconductors - 3.01%
Microchip Technology, Inc.	36,734	$1,414,994
Texas Instruments, Inc.	74,992	2,567,726

		3,982,720
Software - 3.21%
Adobe Systems, Inc. *	43,617	1,864,627
Autodesk, Inc. *	21,535	997,501
VeriFone Holdings, Inc. *	37,340	1,380,086

		4,242,214
Telecommunications Equipment &
Services - 2.25%
Amdocs, Ltd. *	84,411	2,979,708

TOTAL COMMON STOCKS (Cost $103,087,833)		$128,224,914

SHORT TERM INVESTMENTS - 1.90%
John Hancock Cash Investment Trust (c)	$2,507,694	$2,507,694

TOTAL SHORT TERM INVESTMENTS
(Cost $2,507,694)		$2,507,694

REPURCHASE AGREEMENTS - 2.68%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.85% to be repurchased at
$3,547,911 on 9/4/2007,
collateralized by $3,725,000
Federal Home Loan Mortgage
Corp., 5.625% due 11/23/2035
(valued at $3,621,549, including
interest)	$3,546,000	$3,546,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,546,000)		$3,546,000

Total Investments (All Cap Growth Fund)
(Cost $109,141,527) - 101.60%		$134,278,608
Liabilities in Excess of Other Assets - (1.60)%		(2,109,341)

TOTAL NET ASSETS - 100.00%		$132,169,267

All Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.45%

Advertising - 0.15%
Interpublic Group of Companies, Inc. *	13,600	$148,920

Aerospace - 3.10%
Alliant Techsystems, Inc. *	7,400	779,294
Curtiss-Wright Corp.	10,500	478,800
General Dynamics Corp.	19,500	1,531,920
Moog, Inc., Class A *	4,387	186,755

		2,976,769

The accompanying notes are an integral part of the financial statements.	140

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Auto Parts - 0.19%
ArvinMeritor, Inc.	10,200	$177,990

Banking - 1.73%
Cullen Frost Bankers, Inc.	32,235	1,662,681

Biotechnology - 1.33%
Amgen, Inc. *	12,700	636,397
Applera Corp.	20,200	638,522

		1,274,919
Business Services - 2.65%
Cadence Design Systems, Inc. *	70,930	1,540,600
R.H. Donnelley Corp. *	400	23,532
R.R. Donnelley & Sons Company	14,315	512,763
URS Corp. *	8,800	470,272

		2,547,167
Cable & Television - 1.48%
Comcast Corp., Special Class A *	55,005	1,422,429

Chemicals - 5.23%
Albemarle Corp.	6,600	267,102
Cabot Corp.	7,300	294,482
Cytec Industries, Inc.	25,000	1,660,000
Eastman Chemical Company	5,170	345,149
Hercules, Inc.	12,000	249,840
Lubrizol Corp.	1,700	108,086
Olin Corp.	27,200	583,168
Praxair, Inc.	13,218	1,000,074
Rohm & Haas Company	9,100	514,514

		5,022,415
Commercial Services - 0.58%
Shaw Group, Inc. *	11,179	559,509

Computers & Business Equipment - 1.62%
Cisco Systems, Inc. *	17,500	558,600
Intermec, Inc. * (a)	8,200	201,310
SanDisk Corp. *	4,600	257,876
Sun Microsystems, Inc. *	100,700	539,752

		1,557,538
Construction & Mining Equipment - 0.47%
Carbo Ceramics, Inc. (a)	9,700	453,960

Containers & Glass - 0.60%
Ball Corp.	10,931	572,566

Cosmetics & Toiletries - 1.84%
International Flavors & Fragrances, Inc.	15,100	758,473
Procter & Gamble Company	15,394	1,005,382

		1,763,855
Crude Petroleum & Natural Gas - 2.32%
Apache Corp.	5,300	410,114
Chesapeake Energy Corp.	29,800	961,348
Forest Oil Corp. * (a)	10,900	421,285
Occidental Petroleum Corp.	7,700	436,513

		2,229,260

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Domestic Oil - 0.70%
Range Resources Corp.	18,500	$671,735

Drugs & Health Care - 0.77%
Wyeth	15,991	740,383

Electrical Equipment - 3.16%
Anixter International, Inc. *	13,789	1,058,581
Cooper Industries, Ltd., Class A	6,300	322,371
Emerson Electric Company	12,598	620,200
Molex, Inc.	21,974	574,620
W.H. Brady Company, Class A	11,700	455,481

		3,031,253
Electrical Utilities - 2.59%
Black Hills Corp.	11,300	465,447
CMS Energy Corp.	17,160	280,051
PNM Resources, Inc.	16,500	381,480
The Southern Company	26,000	922,740
Wisconsin Energy Corp.	9,800	434,238

		2,483,956
Electronics - 2.44%
Agilent Technologies, Inc. *	25,800	939,120
Rogers Corp. *	12,676	522,125
Zebra Technologies Corp., Class A *	24,200	878,460

		2,339,705
Financial Services - 3.44%
Bank of New York Mellon Corp.	44,098	1,782,882
Citigroup, Inc.	19,178	899,065
Financial Federal Corp.	8,900	271,539
GATX Corp.	8,000	348,800

		3,302,286
Food & Beverages - 3.23%
Coca-Cola Enterprises, Inc.	33,000	786,060
Diageo PLC, SADR	12,200	1,042,124
PepsiCo, Inc.	18,779	1,277,535

		3,105,719
Gas & Pipeline Utilities - 2.60%
AGL Resources, Inc.	5,000	198,550
El Paso Corp.	35,000	555,450
Nicor, Inc.	8,500	353,260
Spectra Energy Corp.	28,300	657,975
UGI Corp.	28,500	728,175

		2,493,410
Gold - 1.82%
Barrick Gold Corp.	53,897	1,752,731

Healthcare Products - 0.70%
Patterson Companies, Inc. *	6,200	228,036
Zimmer Holdings, Inc. *	5,700	446,481

		674,517
Healthcare Services - 2.50%
DaVita, Inc. *	9,400	540,688
IMS Health, Inc.	41,500	1,242,510

The accompanying notes are an integral part of the financial statements.	141

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
Quest Diagnostics, Inc.	11,300	$618,675

		2,401,873
Holdings Companies/Conglomerates - 5.32%
Berkshire Hathaway, Inc., Class B *	425	1,653,250
General Electric Company	88,979	3,458,614

		5,111,864
Household Products - 0.47%
Fortune Brands, Inc.	5,400	448,686

Industrial Machinery - 2.55%
Caterpillar, Inc.	16,200	1,227,474
IDEX Corp.	20,067	771,978
Kennametal, Inc.	5,600	451,696

		2,451,148
Insurance - 2.87%
American International Group, Inc.	20,700	1,366,200
Chubb Corp.	7,800	398,814
Hartford Financial Services Group, Inc.	11,200	995,792

		2,760,806
International Oil - 7.24%
Chevron Corp.	12,300	1,079,448
EnCana Corp.	18,900	1,105,650
Exxon Mobil Corp.	55,591	4,765,816

		6,950,914
Internet Software - 0.71%
McAfee, Inc. *	19,199	686,364

Life Sciences - 0.16%
PerkinElmer, Inc.	5,700	156,237

Liquor - 0.96%
Anheuser-Busch Companies, Inc.	5,000	247,000
Brown Forman Corp., Class B	7,700	551,012
Central European Distribution Corp. * (a)	2,800	122,808

		920,820
Manufacturing - 6.50%
AptarGroup, Inc.	12,000	435,960
Carlisle Companies, Inc.	93,654	4,610,586
Eaton Corp.	5,390	507,846
Hexcel Corp. * (a)	18,700	407,473
Honeywell International, Inc.	5,000	280,750

		6,242,615
Metal & Metal Products - 1.15%
Quanex Corp.	25,485	1,103,755

Mining - 0.60%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	6,600	576,972

Petroleum Services - 2.48%
BJ Services Company	39,400	977,514
Exterran Holdings, Inc. *	4,680	362,700
Halliburton Company	18,858	652,298

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
Superior Energy Services, Inc. *	10,100	$392,082

		2,384,594
Pharmaceuticals - 6.31%
Abbott Laboratories	40,400	2,097,164
Eli Lilly & Company	13,600	779,960
Medicis Pharmaceutical Corp., Class A	3,200	97,728
Mylan Laboratories, Inc.	13,598	205,330
Novartis AG, SADR	1,670	87,925
Onyx Pharmaceuticals, Inc. *	7,000	277,340
Schering-Plough Corp.	41,604	1,248,952
Teva Pharmaceutical Industries, Ltd., SADR	29,400	1,264,200

		6,058,599
Railroads & Equipment - 0.25%
Burlington Northern Santa Fe Corp.	3,000	243,450

Retail Grocery - 1.16%
The Kroger Company	42,034	1,117,264

Retail Trade - 2.04%
Costco Wholesale Corp.	17,600	1,086,800
Macy's, Inc.	13,114	415,976
MSC Industrial Direct Company, Inc., Class A	8,900	461,020

		1,963,796
Semiconductors - 0.73%
Micron Technology, Inc. *	17,600	201,520
Texas Instruments, Inc.	14,500	496,480

		698,000
Steel - 2.02%
Carpenter Technology Corp.	16,600	1,939,544

Telecommunications Equipment &
Services - 2.28%
Corning, Inc.	60,200	1,406,874
JDS Uniphase Corp. *	25,400	369,824
Tellabs, Inc. *	39,602	417,801

		2,194,499
Telephone - 3.20%
AT&T, Inc.	72,130	2,875,823
Qwest Communications International, Inc. *	21,900	196,005

		3,071,828
Transportation - 0.25%
Bristow Group, Inc. *	5,553	240,723

Trucking & Freight - 1.96%
Oshkosh Truck Corp.	32,600	1,887,214

TOTAL COMMON STOCKS (Cost $81,535,353)		$94,577,238

SHORT TERM INVESTMENTS - 1.65%
John Hancock Cash Investment Trust (c)	$1,590,523	$1,590,523

TOTAL SHORT TERM INVESTMENTS
(Cost $1,590,523)		$1,590,523

The accompanying notes are an integral part of the financial statements.	142

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.55%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$1,485,759 on 09/04/2007,
collateralized by $1,480,000
Federal National Mortgage
Association, 5.55% due
03/29/2010 (valued at $1,515,150,
including interest)	$1,485,000	$1,485,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,485,000)		$1,485,000

Total Investments (All Cap Value Fund)
(Cost $84,610,876) - 101.65%		$97,652,761
Liabilities in Excess of Other Assets - (1.65)%		(1,586,101)

TOTAL NET ASSETS - 100.00%		$96,066,660

Blue Chip Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.52%

Advertising - 0.85%
Monster Worldwide, Inc. *	186,300	$6,371,460
Omnicom Group, Inc.	156,000	7,945,080

		14,316,540
Aerospace - 2.03%
General Dynamics Corp.	250,226	19,657,754
Lockheed Martin Corp.	5,800	575,012
Rockwell Collins, Inc.	81,301	5,599,200
United Technologies Corp.	111,500	8,321,245

		34,153,211
Agriculture - 0.96%
Monsanto Company	231,996	16,179,401

Apparel & Textiles - 0.71%
Coach, Inc. *	270,500	12,045,365

Banking - 0.85%
Northern Trust Corp.	232,611	14,296,272

Biotechnology - 1.30%
Genentech, Inc. *	293,978	21,992,494

Broadcasting - 0.31%
Discovery Holding Company *	59,000	1,482,080
Grupo Televisa SA, SADR *	146,200	3,809,972

		5,292,052
Building Materials & Construction - 0.64%
Foster Wheeler, Ltd. *	90,700	10,742,508

Business Services - 1.73%
Accenture, Ltd., Class A	146,200	6,024,902
Automatic Data Processing, Inc.	462,319	21,146,471

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Paychex, Inc.	43,857	$1,948,567

		29,119,940
Cable & Television - 1.37%
Rogers Communications, Inc. (a)	394,132	17,846,297
Shaw Communications Inc *	124,600	2,895,704
Time Warner, Inc.	43,486	825,364
Viacom, Inc., Class B *	40,581	1,601,326

		23,168,691
Cellular Communications - 1.64%
America Movil SA de CV, Series L, SADR	399,049	24,126,503
Metropcs Communications, Inc. *	126,700	3,457,643

		27,584,146
Computers & Business Equipment - 7.43%
Apple, Inc. *	217,200	30,077,856
Cisco Systems, Inc. *	1,096,482	34,999,705
Dell, Inc. *	429,527	12,134,138
EMC Corp. *	648,048	12,740,624
Hewlett-Packard Company	137,600	6,790,560
Juniper Networks, Inc. *	742,979	24,458,869
Network Appliance, Inc. *	149,200	4,156,712

		125,358,464
Construction & Mining Equipment - 0.00%
Joy Global, Inc.	1,400	60,746

Cosmetics & Toiletries - 1.25%
Procter & Gamble Company	322,468	21,060,385

Crude Petroleum & Natural Gas - 0.23%
EOG Resources, Inc.	36,200	2,438,432
Sunoco, Inc.	19,200	1,404,288

		3,842,720
Drugs & Health Care - 0.61%
Novartis AG	14,600	770,689
Wyeth	205,046	9,493,630

		10,264,319
Educational Services - 0.10%
Apollo Group, Inc., Class A *	29,200	1,713,164

Electronics - 0.56%
Harman International Industries, Inc.	55,640	6,309,020
Thermo Electron Corp. *	57,900	3,139,917

		9,448,937
Energy - 0.39%
McDermott International, Inc. *	69,200	6,642,508

Financial Services - 13.82%
American Express Company	392,848	23,028,750
Ameriprise Financial, Inc.	129,389	7,894,023
Bank of New York Mellon Corp.	211,739	8,560,608
Charles Schwab Corp.	754,214	14,933,437
Citigroup, Inc.	399,779	18,741,640
CME Group, Inc. * (a)	10,200	5,658,960
Countrywide Financial Corp.	218,200	4,331,270

The accompanying notes are an integral part of the financial statements.	143

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Discover Financial Services *	134,850	$3,120,429
Franklin Resources, Inc.	209,035	27,544,542
Goldman Sachs Group, Inc.	105,424	18,555,678
IntercontinentalExchange, Inc. *	19,500	2,844,465
Legg Mason, Inc.	111,780	9,704,740
MasterCard, Inc., Class A	9,300	1,274,007
Merrill Lynch & Company, Inc.	119,110	8,778,407
Morgan Stanley	338,200	21,093,534
State Street Corp.	464,665	28,511,844
UBS AG	340,240	17,839,293
Wells Fargo & Company	292,908	10,702,858

		233,118,485
Food & Beverages - 0.69%
PepsiCo, Inc.	143,166	9,739,583
Sysco Corp.	57,605	1,922,855

		11,662,438
Healthcare Products - 3.48%
Alcon, Inc.	62,900	8,507,854
Baxter International, Inc.	59,700	3,269,172
Medtronic, Inc.	385,264	20,357,350
St. Jude Medical, Inc. *	320,464	13,962,616
Stryker Corp.	189,721	12,673,363

		58,770,355
Healthcare Services - 4.70%
Cardinal Health, Inc.	133,405	9,122,234
Express Scripts, Inc. *	195,000	10,676,250
Humana, Inc. *	106,000	6,793,540
Laboratory Corp. of America Holdings *	83,200	6,461,312
Medco Health Solutions, Inc. *	152,000	12,988,400
UnitedHealth Group, Inc.	250,441	12,524,554
WellPoint, Inc. *	256,528	20,673,592

		79,239,882
Holdings Companies/Conglomerates - 3.64%
General Electric Company	1,579,199	61,383,465

Hotels & Restaurants - 1.72%
Marriott International, Inc., Class A	268,312	11,918,419
McDonald's Corp.	67,300	3,314,525
Wynn Resorts, Ltd. * (a)	111,173	13,755,435

		28,988,379
Household Products - 0.02%
Fortune Brands, Inc.	3,962	329,203

Insurance - 3.69%
Aetna, Inc.	331,452	16,874,221
American International Group, Inc.	335,953	22,172,898
Hartford Financial Services Group, Inc.	62,516	5,558,298
Prudential Financial, Inc.	195,900	17,587,902

		62,193,319
International Oil - 1.65%
Exxon Mobil Corp.	221,262	18,968,791

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
Murphy Oil Corp.	144,842	$8,826,672

		27,795,463
Internet Content - 2.39%
Google, Inc., Class A *	78,234	40,310,068

Internet Retail - 2.86%
Amazon.com, Inc. *	410,411	32,795,943
eBay, Inc. *	451,465	15,394,956

		48,190,899
Leisure Time - 1.37%
Electronic Arts, Inc. *	235,700	12,477,958
International Game Technology	130,298	4,973,475
MGM MIRAGE *	67,700	5,684,769

		23,136,202
Manufacturing - 2.81%
Danaher Corp.	495,337	38,467,872
Illinois Tool Works, Inc.	152,926	8,895,705

		47,363,577
Mining - 0.66%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	126,800	11,084,856

Petroleum Services - 6.52%
Baker Hughes, Inc.	256,541	21,513,528
Schlumberger, Ltd.	464,708	44,844,322
Smith International, Inc.	467,028	31,295,547
Total SA, ADR	164,992	12,389,249

		110,042,646
Pharmaceuticals - 5.53%
Allergan, Inc.	169,400	10,165,694
Celgene Corp. *	246,200	15,808,502
Eli Lilly & Company	114,300	6,555,105
Gilead Sciences, Inc. *	654,438	23,801,910
Merck & Company, Inc.	208,800	10,475,496
Roche Holdings AG	77,100	13,448,783
Schering-Plough Corp.	432,400	12,980,648

		93,236,138
Publishing - 0.03%
McGraw-Hill Companies, Inc.	10,200	514,692

Retail Trade - 6.15%
Bed Bath & Beyond, Inc. *	202,300	7,007,672
CVS Caremark Corp.	845,532	31,978,020
Home Depot, Inc.	246,652	9,449,238
Kohl's Corp. *	387,070	22,953,251
Target Corp.	349,678	23,054,271
Wal-Mart Stores, Inc.	213,736	9,325,302

		103,767,754
Semiconductors - 5.26%
Analog Devices, Inc.	320,757	11,829,518
Applied Materials, Inc.	102,400	2,187,264
ASML Holding N.V. *	289,700	8,595,399

The accompanying notes are an integral part of the financial statements.	144

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Broadcom Corp., Class A *	27,800	$959,100
Intel Corp.	550,808	14,183,306
Marvell Technology Group, Ltd. *	854,490	14,158,899
Maxim Integrated Products, Inc.	354,628	10,642,386
Texas Instruments, Inc.	363,682	12,452,472
Xilinx, Inc.	536,575	13,720,223

		88,728,567
Software - 4.71%
Adobe Systems, Inc. *	223,825	9,568,519
Autodesk, Inc. *	250,200	11,589,264
Intuit, Inc. *	181,978	4,969,819
Microsoft Corp.	1,400,760	40,243,835
Oracle Corp. *	640,738	12,994,166

		79,365,603
Telecommunications Equipment &
Services - 4.05%
American Tower Corp., Class A *	556,562	22,050,986
Corning, Inc.	345,485	8,073,985
Nokia Oyj, SADR	559,272	18,388,863
QUALCOMM, Inc.	277,123	11,054,437
Telefonaktiebolaget LM Ericsson, SADR (a)	235,000	8,744,350

		68,312,621
Telephone - 0.42%
AT&T, Inc.	176,200	7,025,094

Transportation - 0.39%
Expeditors International of Washington, Inc.	147,700	6,523,909

TOTAL COMMON STOCKS (Cost $1,374,038,861)		$1,678,365,478

SHORT TERM INVESTMENTS - 3.21%
John Hancock Cash Investment Trust (c)	$43,687,002	$43,687,002
T. Rowe Price Reserve Investment Fund (c)	10,526,243	10,526,243

TOTAL SHORT TERM INVESTMENTS
(Cost $54,213,245)		$54,213,245

REPURCHASE AGREEMENTS - 0.12%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$2,079,062 on 09/04/2007,
collateralized by $1,580,000 U.S.
Treasury Bonds, 8% due
11/15/2021 (valued at $2,123,125,
including interest)	$2,078,000 $	2,078,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,078,000)		$2,078,000

Total Investments (Blue Chip Growth Fund)
(Cost $1,430,330,106) - 102.85%		$1,734,656,723
Liabilities in Excess of Other Assets - (2.85)%		(48,142,738)

TOTAL NET ASSETS - 100.00%		$1,686,513,985

Capital Appreciation Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.58%

Aerospace - 4.56%
Boeing Company	163,800	$15,839,460
United Technologies Corp.	186,200	13,896,106

		29,735,566
Agriculture - 1.75%
Monsanto Company	163,200	11,381,568

Apparel & Textiles - 3.19%
Coach, Inc. *	284,556	12,671,279
NIKE, Inc., Class B	144,692	8,151,947

		20,823,226
Biotechnology - 2.17%
Genentech, Inc. *	189,031	14,141,409

Broadcasting - 1.43%
News Corp., Class A	460,700	9,319,961

Cellular Communications - 1.29%
NII Holdings, Inc. *	105,800	8,377,244

Computers & Business Equipment - 12.65%
Apple, Inc. *	132,856	18,397,899
Cisco Systems, Inc. *	579,330	18,492,213
EMC Corp. *	336,900	6,623,454
Hewlett-Packard Company	285,000	14,064,750
Juniper Networks, Inc. *	256,700	8,450,564
Research In Motion, Ltd. *	192,300	16,424,343

		82,453,223
Cosmetics & Toiletries - 3.13%
Colgate-Palmolive Company	190,200	12,614,064
Procter & Gamble Company	118,984	7,770,845

		20,384,909
Crude Petroleum & Natural Gas - 1.96%
Marathon Oil Corp.	119,900	6,461,411
Occidental Petroleum Corp.	111,000	6,292,590

		12,754,001
Drugs & Health Care - 1.45%
Wyeth	204,600	9,472,980

Financial Services - 7.17%
American Express Company	134,074	7,859,418
Charles Schwab Corp.	382,731	7,578,074
Goldman Sachs Group, Inc.	50,510	8,890,265
Lazard, Ltd., Class A	152,100	6,097,689
NYSE Euronext (a)	99,700	7,253,175
UBS AG (a)	173,100	9,042,744

		46,721,365
Food & Beverages - 2.16%
PepsiCo, Inc.	207,435	14,111,803

Healthcare Products - 4.82%
Alcon, Inc.	89,919	12,162,444
Baxter International, Inc.	181,400	9,933,464
St. Jude Medical, Inc. *	213,374	9,296,705

		31,392,613

The accompanying notes are an integral part of the financial statements.	145

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Holdings Companies/Conglomerates - 2.76%
General Electric Company	462,988	$17,996,344

Hotels & Restaurants - 1.23%
Marriott International, Inc., Class A	180,500	8,017,810

Industrial Machinery - 0.57%
Caterpillar, Inc.	49,200	3,727,884

Insurance - 1.57%
American International Group, Inc.	155,508	10,263,528

Internet Content - 4.77%
Google, Inc., Class A *	60,393	31,117,493

Internet Retail - 1.37%
eBay, Inc. *	261,000	8,900,100

Internet Software - 0.52%
Akamai Technologies, Inc. *	105,400	3,395,988

Leisure Time - 2.74%
Walt Disney Company	532,500	17,892,000

Petroleum Services - 2.66%
Schlumberger, Ltd.	151,894	14,657,771
Suncor Energy, Inc.	30,200	2,699,578

		17,357,349
Pharmaceuticals - 12.34%
Abbott Laboratories	280,800	14,576,328
Elan Corp. PLC, SADR *	152,600	2,957,388
Gilead Sciences, Inc. *	564,972	20,548,032
Novartis AG, SADR	139,276	7,332,881
Roche Holdings, Ltd., SADR	185,911	16,155,461
Schering-Plough Corp.	356,000	10,687,120
Teva Pharmaceutical Industries, Ltd., SADR	190,800	8,204,400

		80,461,610
Retail Trade - 4.31%
Costco Wholesale Corp.	101,700	6,279,975
Kohl's Corp. *	56,500	3,350,450
Lowe's Companies, Inc.	206,600	6,416,996
Saks, Inc. *	227,000	3,670,590
Target Corp.	127,593	8,412,207

		28,130,218
Semiconductors - 6.79%
Applied Materials, Inc.	329,400	7,035,984
Broadcom Corp., Class A *	208,250	7,184,625
Intel Corp.	609,200	15,686,900
Marvell Technology Group, Ltd. *	451,150	7,475,556
NVIDIA Corp. *	134,300	6,870,788

		44,253,853
Software - 6.23%
Adobe Systems, Inc. *	445,915	19,062,866
Infosys Technologies, Ltd., ADR	109,200	5,209,932
Microsoft Corp.	515,741	14,817,239
VMware, Inc. Class A *	22,100	1,522,469

		40,612,506

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 2.99%
Ciena Corp. *	133,400	$5,053,192
QUALCOMM, Inc.	362,100	14,444,169

		19,497,361

TOTAL COMMON STOCKS (Cost $555,685,236)		$642,693,912

SHORT TERM INVESTMENTS - 2.25%
John Hancock Cash Investment Trust (c)	$14,681,132	$14,681,132

TOTAL SHORT TERM INVESTMENTS
(Cost $14,681,132)		$14,681,132

REPURCHASE AGREEMENTS - 2.16%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$14,078,192 on 09/04/2007,
collateralized by $14,390,000
Federal National Mortgage
Association, 5.375% due
05/04/2022 (valued at
$14,354,025, including interest)	$14,071,000	$14,071,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,071,000)		$14,071,000

Total Investments (Capital Appreciation Fund)
(Cost $584,437,368) - 102.99%		$671,446,044
Liabilities in Excess of Other Assets - (2.99)%		(19,462,495)

TOTAL NET ASSETS - 100.00%		$651,983,549

Core Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 8.53%

U.S. Treasury Bonds - 5.59%
4.50% due 02/15/2036 ***	$4,511,000	$4,275,936
4.75% due 02/15/2037	25,000	24,660
5.00% due 05/15/2037	1,855,000	1,904,128
5.375% due 02/15/2031	192,000	205,785
6.25% due 08/15/2023 to 05/15/2030 ***	5,501,000	6,362,644
6.625% due 02/15/2027	754,000	917,936
8.875% due 02/15/2019 ***	991,000	1,350,470

		15,041,559
U.S. Treasury Notes - 2.94%
3.625% due 05/15/2013	155,000	149,805
4.50% due 05/15/2017 ***	2,442,000	2,431,697
4.625% due 07/31/2009 to 07/31/2012	1,185,000	1,203,026
4.75% due 08/15/2017	1,947,000	1,978,943

The accompanying notes are an integral part of the financial statements.	146

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)

U.S. Treasury Notes (continued)
4.875% due 05/31/2009 to 06/30/2012	$2,086,000	$2,128,527

		7,891,998

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $22,510,385)		$22,933,557

U.S. GOVERNMENT AGENCY OBLIGATIONS - 36.00%

Federal Home Loan Bank - 0.79%
5.46% due 11/27/2015	2,108,248	2,135,373

Federal Home Loan Mortgage Corp. - 9.21%
3.57% due 06/15/2029 ***	611,841	598,956
3.90% due 01/15/2023 ***	852,033	832,117
4.00% due 07/01/2018 to 10/01/2021	6,772,479	6,366,779
4.50% due 05/01/2018 to 08/01/2020	1,278,480	1,234,712
5.50% due 01/01/2017 to 10/01/2030	2,291,020	2,274,959
5.50% due 11/01/2018 to 01/01/2020 ***	1,833,208	1,827,457
5.555% due 06/01/2037 (b)	766,803	764,053
5.673% due 06/01/2037 (b)	681,169	680,124
5.767% due 05/01/2037	517,035	518,341
5.877% due 04/01/2036 (b)	530,360	533,617
5.899% due 01/01/2037 (b)	588,233	585,819
5.915% due 04/01/2037 (b)	1,397,497	1,405,507
5.939% due 03/01/2037 to 04/01/2037 (b)	1,984,663	1,990,141
6.00% due 08/01/2026	846,845	850,947
6.01% due 04/01/2037 (b)	685,865	690,623
6.174% due 01/01/2037 (b)	681,278	685,909
6.541% due 12/01/2036 (b)	883,029	893,667
6.64% due 11/01/2036 (b)	619,261	630,735
6.697% due 11/01/2036 (b)	726,053	736,790
7.00% due 09/01/2025	645,329	670,077

		24,771,330
Federal National Mortgage
Association - 23.75%
4.00% due 07/01/2018 to 05/01/2034	4,247,957	3,918,021
4.00% due 09/01/2020 to 03/01/2036 ***	4,537,118	4,154,709
4.87% due 09/01/2035 (b)	188,269	183,618
5.00% due 07/01/2033 to 09/01/2036	5,748,703	5,480,571
5.00% due 07/01/2033 to 08/01/2033 ***	4,665,385	4,450,379
5.007% due 07/01/2035 (b)	369,656	363,790
5.081% due 10/01/2036 (b)	642,926	631,498
5.184% due 11/01/2036	186,671	183,487
5.50% due 01/01/2017 to 07/01/2034	8,011,130	7,896,465
5.50% due 12/01/2030 to 02/01/2035 ***	10,315,877	10,099,202
5.50% TBA **	12,204,000	12,028,878
5.612% due 05/01/2037 (b)	406,448	405,455
5.67% due 03/01/2009	422,138	422,447
5.703% due 05/01/2037 (b)	882,106	886,423
5.74% due 04/01/2036	344,910	344,278
5.775% due 07/01/2037 (b)	777,351	781,750
5.818% due 05/01/2037 (b)	367,366	370,127
5.842% due 06/01/2037 (b)	562,288	566,797
5.90% due 09/01/2037 (b)	1,979,000	1,994,658
5.952% due 01/01/2037 (b)	641,568	648,494

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association (continued)
6.00% TBA **	$5,194,000	$5,249,186
6.409% due 07/01/2036 (b)	653,739	664,242
6.473% due 01/01/2037 (b)	2,124,737	2,142,898

		63,867,373
Government National Mortgage
Association - 2.25%
5.50% due 10/20/2034	884,774	868,519
6.50% due 08/20/2037	1,655,000	1,685,576
6.50% TBA **	2,582,000	2,631,208
7.00% due 08/20/2037	510,000	525,404
7.00% TBA **	331,000	341,913

		6,052,620

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $96,528,668)		$96,826,696

FOREIGN GOVERNMENT OBLIGATIONS - 1.45%

Canada - 0.28%
Province of Quebec Canada
5.125% due 11/14/2016	750,000	746,252

Italy - 0.39%
Republic of Italy
5.375% due 06/15/2033	1,089,000	1,048,645

Mexico - 0.24%
Government of Mexico
5.625% due 01/15/2017	290,000	289,855
5.875% due 01/15/2014	229,000	233,007
6.75% due 09/27/2034	115,000	124,890

		647,752
Russia - 0.16%
Russian Federation
7.50% due 03/31/2030	393,025	436,258

United Arab Emirates - 0.38%
Emirate of Abu Dhabi
5.50% due 08/02/2012	1,000,000	1,016,871

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,863,858)		$3,895,778

CORPORATE BONDS - 16.06%

Automobiles - 0.71%
DaimlerChrysler N.A. Holding Corp.
6.50% due 11/15/2013	595,000	614,884
8.50% due 01/18/2031	155,000	191,756
DaimlerChrysler N.A. Holding Corp., Series MTN
5.71% due 03/13/2009 (b)	850,000	847,556
5.75% due 09/08/2011	265,000	266,785

		1,920,981
Banking - 1.65%
BAC Capital Trust XI
6.625% due 05/23/2036	235,000	240,658

The accompanying notes are an integral part of the financial statements.	147

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Bank of America Corp.
5.375% due 06/15/2014	$375,000	$371,608
Nationwide Building Society
5.50% due 07/18/2012	481,000	499,139
PNC Funding Corp.
5.25% due 11/15/2015	444,000	430,182
Royal Bank of Scotland Group PLC
5.00% due 10/01/2014	365,000	352,852
US Bank NA, Series MTN
5.92% due 05/25/2012	1,402,756	1,429,465
Wachovia Corp.
4.875% due 02/15/2014	365,000	350,709
5.30% due 10/15/2011	330,000	328,644
5.75% due 06/15/2017	165,000	164,035
Zions Bancorporation
5.50% due 11/16/2015	280,000	270,478

		4,437,770
Broadcasting - 0.11%
News America, Inc.
6.20% due 12/15/2034	315,000	292,492

Cable & Television - 0.53%
Comcast Corp.
5.65% due 06/15/2035	436,000	381,091
6.30% due 11/15/2017	165,000	166,673
6.95% due 08/15/2037	245,000	250,963
Time Warner Cable, Inc.
5.85% due 05/01/2017	165,000	161,269
Time Warner Entertainment Company LP
8.375% due 07/15/2033	391,000	453,791

		1,413,787
Cellular Communications - 0.80%
America Movil SA de CV
6.375% due 03/01/2035	202,000	196,291
AT&T Broadband Corp.
8.375% due 03/15/2013	972,000	1,087,254
Rogers Wireless, Inc.
6.375% due 03/01/2014	525,000	531,429
Vodafone Group PLC
5.625% due 02/27/2017	350,000	338,333

		2,153,307
Commercial Services - 0.16%
Hutchison Whampoa International 03/33, Ltd.
7.45% due 11/24/2033	385,000	419,926

Computers & Business Equipment - 0.12%
Xerox Corp.
5.50% due 05/15/2012	325,000	321,290

Cosmetics & Toiletries - 0.13%
Estee Lauder Company, Inc.
5.55% due 05/15/2017	350,000	346,267

Crude Petroleum & Natural Gas - 1.00%
Canadian Natural Resources, Ltd.
6.25% due 03/15/2038	125,000	119,929

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas
(continued)
ConocoPhillips Canada Funding Company
5.625% due 10/15/2016	$375,000	$374,051
Husky Oil Company, Ltd.
7.55% due 11/15/2016	240,000	268,426
Petrobras International Finance Company
6.125% due 10/06/2016	800,000	785,000
Ras Laffan Liquefied Natural Gas Company, Ltd. III
6.332% due 09/30/2027	355,000	354,688
Southern Natural Gas Company
5.90% due 04/01/2017	175,000	170,102
Weatherford International, Inc.
5.95% due 06/15/2012	410,000	416,931
6.35% due 06/15/2017	200,000	204,950

		2,694,077
Domestic Oil - 0.15%
Devon Financing Corp., ULC
6.875% due 09/30/2011	380,000	401,904

Drugs & Health Care - 0.48%
Wyeth
6.95% due 03/15/2011	1,215,000	1,285,651

Electrical Utilities - 1.46%
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012	260,000	268,450
CMS Energy Corp
6.55% due 07/17/2017	220,000	210,851
DPL, Inc.
6.875% due 09/01/2011	710,000	742,990
FirstEnergy Corp.
6.45% due 11/15/2011	410,000	423,451
7.375% due 11/15/2031	270,000	297,554
Kansas Gas & Electric
5.647% due 03/29/2021	384,000	377,775
Midamerican Energy Holdings
6.125% due 04/01/2036	265,000	255,514
6.50% due 09/15/2037	115,000	115,924
Nevada Power Company, Series A
8.25% due 06/01/2011	565,000	615,662
Nevada Power Company, Series M
5.95% due 03/15/2016	185,000	182,053
Public Service Company of Colorado
7.875% due 10/01/2012	397,000	440,807

		3,931,031
Energy - 0.08%
XTO Energy Inc
6.75% due 08/01/2037	200,000	204,923
Financial Services - 3.44%
Capital One Bank
4.875% due 05/15/2008	445,000	440,817
Capital One Financial Corp.
6.15% due 09/01/2016	110,000	103,004
6.75% due 09/15/2017	330,000	328,248
Citigroup, Inc.
3.625% due 02/09/2009	900,000	884,064

The accompanying notes are an integral part of the financial statements.	148

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Citigroup, Inc. (continued)
5.10% due 09/29/2011	$185,000	$183,924
5.50% due 08/27/2012	655,000	655,333
6.00% due 08/15/2017	325,000	328,969
Credit Suisse USA, Inc.
5.50% due 08/16/2011	640,000	644,365
General Electric Capital Corp., Series A, MTN
3.75% due 12/15/2009	576,000	562,515
6.00% due 06/15/2012	1,058,000	1,089,236
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	348,000	330,194
International Lease Finance Corp., Series MTN
5.65% due 06/01/2014	245,000	243,717
5.7188% due 05/24/2010 (b)	245,000	244,173
5.75% due 06/15/2011	490,000	491,466
JP Morgan Chase & Co.
6.125% due 06/27/2017	430,000	436,499
Lazard Group
6.85% due 06/15/2017	465,000	459,095
Lazard Group, LLC
7.125% due 05/15/2015	860,000	878,329
Lehman Brothers Holdings, Inc., Series MTN
5.75% due 05/17/2013	165,000	162,359
Morgan Stanley
5.30% due 03/01/2013	390,000	381,476
5.375% due 10/15/2015	205,000	196,349
Washington Mutual, Inc.
4.00% due 01/15/2009	212,000	205,558

		9,249,690
Food & Beverages - 0.25%
Delhaize Group
6.50% due 06/15/2017	665,000	672,437

Gas & Pipeline Utilities - 0.06%
El Paso Natural Gas
5.95% due 04/15/2017	160,000	156,075

Healthcare Products - 0.18%
Bristol-Myers Squibb Company
5.875% due 11/15/2036	100,000	94,220
Johnson & Johnson
5.55% due 08/15/2017	390,000	396,542

		490,762
Healthcare Services - 0.21%
Coventry Health Care, Inc.
5.95% due 03/15/2017	435,000	414,640
WellPoint, Inc.
5.875% due 06/15/2017	165,000	165,162

		579,802
Insurance - 0.82%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	175,000	174,314
American International Group, Inc.
4.70% due 10/01/2010	368,000	364,673
American International Group, Inc., Series MTN
5.45% due 05/18/2017	500,000	487,524

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Cigna Corp.
6.15% due 11/15/2036	$225,000	$215,237
Liberty Mutual Group, Inc.
7.50% due 08/15/2036	400,000	387,156
MetLife, Inc.
6.40% due 12/15/2036 (b)	275,000	250,147
Prudential Financial, Inc., Series MTN
5.70% due 12/14/2036	365,000	332,693

		2,211,744

International Oil - 0.14%
Canadian Natural Resources, Ltd.
5.70% due 05/15/2017	210,000	205,204
Pemex Project Funding Master Trust
6.625% due 06/15/2035	170,000	173,821

		379,025

Investment Companies - 0.38%
Allied Capital Corp.
6.625% due 07/15/2011	1,000,000	1,026,122

Manufacturing - 0.21%
Tyco International Group SA
6.375% due 10/15/2011	464,000	485,998
6.875% due 01/15/2029	84,000	90,863

		576,861

Mining - 0.13%
Vale Overseas, Ltd.
6.25% due 01/23/2017	351,000	353,317

Petroleum Services - 0.04%
Tesoro Corp.
6.50% due 06/01/2017	110,000	106,975

Pharmaceuticals - 0.17%
Abbott Laboratories
5.875% due 05/15/2016	440,000	447,590

Real Estate - 0.70%
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	161,000	158,567
ERP Operating LP
5.50% due 10/01/2012	80,000	79,143
5.75% due 06/15/2017	335,000	321,346
Health Care Property Investors, Inc., REIT
5.65% due 12/15/2013	505,000	494,916
ProLogis, REIT
5.25% due 11/15/2010	120,000	119,208
5.50% due 04/01/2012	320,000	316,889
Westfield Group
5.40% due 10/01/2012	395,000	389,164

		1,879,233

Retail - 0.21%
Target Corp.
5.375% due 05/01/2017	585,000	567,611

Telecommunications Equipment &
Services - 0.92%
AT&T, Inc.
6.50% due 09/01/2037	165,000	165,236

The accompanying notes are an integral part of the financial statements.	149

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Telecommunications Equipment &
Services (continued)
Corning, Inc.
7.25% due 08/15/2036	$145,000	$151,313
Embarq Corp.
7.995% due 06/01/2036	180,000	186,524
France Telecom SA
8.50% due 03/01/2031 (b)	285,000	363,879
SBC Communications, Inc.
5.10% due 09/15/2014	770,000	741,694
5.625% due 06/15/2016	185,000	182,492
6.15% due 09/15/2034	705,000	683,431

		2,474,569

Telephone - 0.82%
Qwest Corp.
7.50% due 10/01/2014	630,000	645,750
Sprint Capital Corp.
6.125% due 11/15/2008	421,000	423,130
8.75% due 03/15/2032	75,000	86,575
Sprint Nextel Corp.
6.00% due 12/01/2016	175,000	170,119
Telefonica Emisiones SAU
5.984% due 06/20/2011	740,000	749,784
6.221% due 07/03/2017	130,000	130,916

		2,206,274

TOTAL CORPORATE BONDS (Cost $43,587,462)		$43,201,493

COLLATERALIZED MORTGAGE
OBLIGATIONS - 39.78%
American Tower Trust, Series 2007-1A, Class AFX
5.419% due 04/15/2037	484,000	481,939
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class B
6.309% due 06/11/2035	143,000	146,995
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	318,000	305,473
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A4
4.76% due 11/10/2039	451,000	432,317
Banc of America Commercial Mortgage, Inc.,
Series 2004-2, Class A5
4.58% due 11/10/2038	78,000	73,757
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933% due 07/10/2045	79,000	75,707
Banc of America Commercial Mortgage, Inc.,
Series 2005-5, Class A4
5.115% due 10/10/2045 (b)	84,000	81,472
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.3533% due 09/10/2047 (b)	590,000	578,085
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-ESA, Class C
4.937% due 05/14/2016	569,000	569,239

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR6, Class A6
4.825% due 11/11/2041	$88,000	$84,586
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-T18, Class A4
4.933% due 02/13/2042 (b)	316,000	303,807
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2007-PW15, Class A3
5.309% due 02/11/2044	386,000	379,395
Citigroup Commercial Mortgage Trust,
Series 2004-C1, Class C
5.5295% due 04/15/2040 (b)	211,000	201,421
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class E
7.22% due 05/15/2032 (b)	729,000	732,685
Commercial Mortgage Pass Through Certificates,
Series 2000-C1, Class C
7.706% due 08/15/2033	99,000	104,523
Commercial Mortgage Pass Through Certificates,
Series 2004-LB3A, Class B
5.4429% due 07/10/2037 (b)	398,000	380,054
Countrywide Alternative Loan Trust,
Series 2006-OC6, Class 2A1
5.575% due 07/25/2036 (b)	588,379	578,934
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2
5.183% due 11/15/2036	577,000	566,834
CS First Boston Mortgage Securities Corp.,
Series 2003-C4, Class A4
5.137% due 08/15/2036 (b)	238,000	233,352
CS First Boston Mortgage Securities Corp.,
Series 2004-C5, Class A4
4.829% due 11/15/2037	446,000	427,642
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AAB
4.815% due 02/15/2038	159,000	153,878
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class A4
4.832% due 04/15/2037	168,000	160,391
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	110,713	113,468
Federal Home Loan Bank,
Series 2007-2014, Class 1
5.34% due 03/20/2014	2,122,869	2,111,972
Federal Home Loan Mortgage Corp., Series
2003-2590, Class NU
5.00% due 06/15/2017	381,000	377,725
Federal Home Loan Mortgage Corp., Series
2003-2672, Class HA
4.00% due 09/15/2016	201,670	196,173
Federal Home Loan Mortgage Corp., Series
2003-2694, Class QG
4.50% due 01/15/2029	707,000	687,062
Federal Home Loan Mortgage Corp., Series
2004-2790, Class TN
4.00% due 05/15/2024	408,000	358,228

The accompanying notes are an integral part of the financial statements.	150

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2004-2804, Class EB
5.50% due 07/15/2030	$732,000	$735,242
Federal Home Loan Mortgage Corp., Series
2005-3034, Class EH
5.50% due 12/15/2034	891,058	897,526
Federal Home Loan Mortgage Corp., Series
2005-3035, Class PA
5.50% due 09/15/2035	347,464	349,876
Federal Home Loan Mortgage Corp., Series
2005-3062, Class LC
5.50% due 11/15/2028	367,000	367,439
Federal Home Loan Mortgage Corp., Series
2006-3104, Class QC
5.00% due 09/15/2031	585,000	567,403
Federal Home Loan Mortgage Corp., Series
2006-3114, Class KC
5.00% due 02/15/2030	517,000	506,070
Federal Home Loan Mortgage Corp., Series
2007-3287, Class GC
5.50% due 08/15/2034	1,560,000	1,553,973
Federal Home Loan Mortgage Corp., Series
2007-3316, Class EB
5.50% due 06/15/2034	495,000	487,343
Federal Home Loan Mortgage Corp., Series
2007-3316, Class GC
5.50% due 05/15/2033	723,000	719,759
Federal Home Loan Mortgage Corp., Series
2007-3326, Class PC
5.50% due 08/15/2032	224,000	217,783
Federal Home Loan Mortgage Corp., Series
2007-3331, Class BP
5.50% due 02/15/2031	669,000	664,960
Federal Home Loan Mortgage Corp., Series
2007-3347, Class PA
5.00% due 06/15/2028	1,856,255	1,848,926
Federal Home Loan Mortgage Corp., Series
2007-3347, Class PB
5.00% due 11/15/2030	1,292,000	1,257,860
Federal Home Loan Mortgage Corp., Series
2007-3347, Class PC
5.00% due 07/15/2033	1,733,000	1,657,438
Federal Home Loan Mortgage Corp., Series
2007-3347, Class PD
5.00% due 09/15/2035	1,639,000	1,531,133
Federal Home Loan Mortgage Corp., Series
2007-3348, Class QA
6.00% due 06/15/2028	795,774	807,610
Federal Home Loan Mortgage Corp., Series
2007-3349, Class BP
6.00% due 03/15/2032	780,000	792,252
Federal Home Loan Mortgage Corp., Series
2007-3351, Class PJ
5.50% due 06/15/2022	1,335,000	1,343,711
Federal Home Loan Mortgage Corp., Series
2007-3351, Class PK
5.50% due 01/15/2032	2,033,000	2,030,615

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2007-3356, Class PA
6.00% due 11/15/2026	$1,503,000	$1,524,554
Federal Home Loan Mortgage Corp.,
Series 2003-2583, Class TD
4.50% due 12/15/2013	659,210	645,296
Federal Home Loan Mortgage Corp.,
Series 2003-2603, Class KT
4.75% due 07/15/2014	676,983	650,401
Federal Home Loan Mortgage Corp.,
Series 2003-2614, Class TD
3.50% due 05/15/2016	876,330	855,246
Federal Home Loan Mortgage Corp.,
Series 2003-2623, Class AJ
4.50% due 07/15/2016	330,000	320,839
Federal Home Loan Mortgage Corp.,
Series 2003-2631, Class MT
3.50% due 01/15/2022	249,663	248,389
Federal Home Loan Mortgage Corp.,
Series 2003-2632, Class NE
4.00% due 06/15/2013	1,562,964	1,519,107
Federal Home Loan Mortgage Corp.,
Series 2003-2647, Class PJ
3.25% due 06/15/2026	1,708,532	1,668,373
Federal Home Loan Mortgage Corp.,
Series 2004-2780, Class TB
3.00% due 12/15/2024	243,527	239,072
Federal Home Loan Mortgage Corp.,
Series 2004-2841, Class BD
4.00% due 04/15/2018	53,628	52,036
Federal Home Loan Mortgage Corp.,
Series 2004-2899, Class QY
4.00% due 10/15/2025	310,313	306,062
Federal Home Loan Mortgage Corp.,
Series 2005-2975, Class EA
5.00% due 05/15/2018	277,599	275,480
Federal Home Loan Mortgage Corp.,
Series 2005-3017, Class TA
4.50% due 08/15/2035	460,000	446,324
Federal Home Loan Mortgage Corp.,
Series 2005-3020, Class MA
5.50% due 04/15/2027	766,858	770,137
Federal Home Loan Mortgage Corp.,
Series 2005-3075, Class PA
5.50% due 07/15/2025	270,231	271,298
Federal Home Loan Mortgage Corp.,
Series 2005-3078, Class PA
5.50% due 07/15/2024	358,574	359,886
Federal Home Loan Mortgage Corp.,
Series 2006-3135, Class JA
6.00% due 09/15/2027	703,288	708,768
Federal Home Loan Mortgage Corp.,
Series 2006-3151, Class PA
6.00% due 03/15/2026	795,126	803,654
Federal Home Loan Mortgage Corp.,
Series 2006-3164, Class NA
6.00% due 02/15/2027	2,080,916	2,105,139

The accompanying notes are an integral part of the financial statements.	151

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2006-3164, Class NC
6.00% due 12/15/2032	$84,000	$85,226
Federal Home Loan Mortgage Corp.,
Series 2006-3167, Class QA
6.00% due 10/15/2026	2,092,945	2,114,499
Federal Home Loan Mortgage Corp.,
Series 2006-3171, Class NE
6.00% due 05/15/2027	359,177	363,558
Federal Home Loan Mortgage Corp.,
Series 2006-3173, Class PH
6.00% due 09/15/2027	657,282	665,005
Federal Home Loan Mortgage Corp.,
Series 2006-3178, Class MA
6.00% due 10/15/2026	419,977	425,013
Federal Home Loan Mortgage Corp.,
Series 2006-3179, Class PD
5.75% due 12/15/2018	1,984,610	1,998,296
Federal Home Loan Mortgage Corp.,
Series 2006-3184, Class LA
6.00% due 03/15/2028	651,069	659,147
Federal Home Loan Mortgage Corp.,
Series 2006-3192, Class GA
6.00% due 03/15/2027	567,097	573,558
Federal Home Loan Mortgage Corp.,
Series 2006-3205, Class PC
6.00% due 09/15/2032	641,000	648,397
Federal Home Loan Mortgage Corp.,
Series 2006-3215, Class QA
6.00% due 06/15/2027	679,571	688,348
Federal Home Loan Mortgage Corp.,
Series 2006-3216, Class NA
6.00% due 05/15/2028	491,013	497,463
Federal Home Loan Mortgage Corp.,
Series 2007-3268, Class HC
5.00% due 12/15/2032	273,000	264,835
Federal Home Loan Mortgage Corp.,
Series 2007-3279, Class PA
5.50% due 02/15/2023	1,389,000	1,394,695
Federal Home Loan Mortgage Corp.,
Series 2007-3279, Class PB
5.50% due 09/15/2031	788,000	784,076
Federal Home Loan Mortgage Corp.,
Series 2007-3279, Class PH
6.00% due 02/15/2027	673,000	681,838
Federal Home Loan Mortgage Corp.,
Series 2007-3288, Class PA
5.50% due 05/15/2029	881,338	885,369
Federal Home Loan Mortgage Corp.,
Series 2007-3298, Class VB
5.00% due 11/15/2025	302,000	279,837
Federal Home Loan Mortgage Corp.,
Series 2007-3300, Class PB
5.50% due 02/15/2031	391,000	389,212
Federal Home Loan Mortgage Corp.,
Series 2007-3305, Class PD
5.50% due 11/15/2035	264,000	256,371

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2007-3312, Class AP
5.50% due 11/15/2025	$346,153	$347,704
Federal Home Loan Mortgage Corp.,
Series 2007-3316, Class EA
5.50% due 10/15/2029	1,089,071	1,093,829
Federal Home Loan Mortgage Corp.,
Series 2007-3316, Class HA
5.00% due 07/15/2035	982,691	959,889
Federal Home Loan Mortgage Corp.,
Series 2007-3316, Class PB
5.50% due 03/15/2031	186,000	184,839
Federal National Mortgage Association,
Series 2001-T11, Class B
5.503% due 09/25/2011	200,000	203,585
Federal National Mortgage Association,
Series 2002-T11, Class A
4.768% due 04/25/2012	42,850	42,548
Federal National Mortgage Association,
Series 2003-108, Class BE
4.00% due 11/25/2018	333,000	302,417
Federal National Mortgage Association,
Series 2003-123, Class AB
4.00% due 10/25/2016	646,740	629,852
Federal National Mortgage Association,
Series 2003-15, Class CH
4.00% due 02/25/2017	204,177	199,206
Federal National Mortgage Association,
Series 2003-16, Class PN
4.50% due 10/25/2015	285,000	281,643
Federal National Mortgage Association,
Series 2003-24, Class LC
5.00% due 12/25/2015	163,000	162,323
Federal National Mortgage Association,
Series 2003-30, Class ET
3.50% due 08/25/2016	504,456	489,576
Federal National Mortgage Association,
Series 2003-33, Class CH
4.00% due 07/25/2017	497,706	481,698
Federal National Mortgage Association,
Series 2003-34, Class QJ
4.50% due 01/25/2016 ***	416,349	410,996
Federal National Mortgage Association,
Series 2003-86, Class OX
4.50% due 09/25/2026	1,298,000	1,277,519
Federal National Mortgage Association,
Series 2003-92, Class PC
4.50% due 05/25/2015	573,000	569,322
Federal National Mortgage Association,
Series 2003-T1, Class A
3.807% due 11/25/2012	132,348	128,527
Federal National Mortgage Association,
Series 2004-34, Class PL
3.50% due 05/25/2014	271,598	267,858
Federal National Mortgage Association,
Series 2005-20, Class QD
5.00% due 03/25/2028	308,000	305,421

The accompanying notes are an integral part of the financial statements.	152

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2005-29, Class AD
4.50% due 08/25/2034	$634,951	$624,024
Federal National Mortgage Association,
Series 2005-38, Class CD
5.00% due 06/25/2019	324,155	320,401
Federal National Mortgage Association,
Series 2005-45, Class BA
4.50% due 11/25/2014 ***	599,561	596,752
Federal National Mortgage Association,
Series 2005-58, Class MA
5.50% due 07/25/2035	267,191	268,624
Federal National Mortgage Association,
Series 2006-112, Class QA
5.50% due 03/25/2033	490,975	492,200
Federal National Mortgage Association,
Series 2006-18, Class PA
5.50% due 01/25/2026	414,510	415,359
Federal National Mortgage Association,
Series 2006-31, Class PA
5.50% due 11/25/2026	422,468	423,640
Federal National Mortgage Association,
Series 2006-3138, Class PA
5.50% due 02/15/2027	726,535	729,491
Federal National Mortgage Association,
Series 2006-34, Class PA
6.00% due 05/25/2027	1,017,585	1,026,660
Federal National Mortgage Association,
Series 2006-41, Class MA
5.50% due 04/25/2024	438,946	439,947
Federal National Mortgage Association,
Series 2006-53, Class PA
5.50% due 12/25/2026	134,122	134,471
Federal National Mortgage Association,
Series 2006-55, Class PA
6.00% due 05/25/2026	328,673	331,653
Federal National Mortgage Association,
Series 2006-64, Class PA
5.50% due 02/25/2030	265,135	265,948
Federal National Mortgage Association,
Series 2006-80, Class PB
6.00% due 10/25/2027	890,157	898,404
Federal National Mortgage Association,
Series 2007-27, Class KA
5.75% due 09/25/2033	259,732	261,903
Federal National Mortgage Association,
Series 2007-30, Class MA
4.25% due 02/25/2037	1,071,280	1,029,734
Federal National Mortgage Association,
Series 2007-39, Class NA
4.25% due 01/25/2037	1,176,295	1,138,232
Federal National Mortgage Association,
Series 2007-62, Class PA
6.00% due 03/25/2029	353,079	355,937
Federal National Mortgage Association,
Series 2007-76, Class PA
6.00% due 05/25/2028 ***	2,663,919	2,697,469

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2007-76, Class PB
6.00% due 07/25/2031	$886,000	$896,247
Federal National Mortgage Association,
Series 2007-80, Class TA
6.00% due 09/25/2026	294,516	298,276
Federal National Mortgage Association,
Series 2007-81, Class AE
6.00% due 08/25/2028	1,929,272	1,955,816
Federal National Mortgage Association,
Series 2007-B1, Class VA
5.50% due 04/25/2017	624,460	625,719
First Union National Bank Commercial Mortgage,
Series 2001-C4, Class B
6.417% due 12/12/2033	188,000	194,110
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A3
6.03% due 08/11/2033	210,848	212,380
GE Capital Commercial Mortgage Corp.,
Series 2004-C3, Class A4
5.189% due 07/10/2039 (b)	179,000	175,426
GE Capital Commercial Mortgage Corp.,
Series 2005-C3, Class A7A
4.974% due 07/10/2045 (b)	807,000	758,252
General Motors Acceptance Corp. Commercial
Mortgage Securities, Inc., Series 2004-C1,
Class A1
3.118% due 03/10/2038	180,679	177,331
Government National Mortgage Association,
Series 2004-88, Class MA
3.65% due 01/20/2028	738,868	727,471
Government National Mortgage Association,
Series 2006-17, Class KY
5.00% due 04/20/2036	1,322,450	1,306,578
Government National Mortgage Association,
Series 2006-3, Class A
4.212% due 01/16/2028	118,061	115,793
Government National Mortgage Association,
Series 2006-33, Class NA
5.00% due 01/20/2036	509,000	481,048
Government National Mortgage Association,
Series 2006-37, Class JG
5.00% due 07/20/2036	254,000	238,292
Government National Mortgage Association,
Series 2006-8, Class A
3.942% due 08/16/2025	171,322	167,922
Government National Mortgage Association,
Series 2007-7, Class PG
5.00% due 02/16/2037	1,842,000	1,741,285
GS Mortgage Securities Corp. II,
Series 1998-C1, Class B
6.97% due 10/18/2030	109,000	110,020
GS Mortgage Securities Corp. II,
Series 1998-GLII, Class A2
6.562% due 04/13/2031	212,000	212,049

The accompanying notes are an integral part of the financial statements.	153

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GS Mortgage Securities Corp. II,
Series 2004-GG2, Class A6
5.396% due 08/10/2038 (b)	$144,000	$142,768
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C2, Class A2
5.05% due 12/12/2034	753,000	734,924
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-CIB5, Class A2
5.161% due 10/12/2037	149,000	146,185
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A1
3.765% due 01/15/2042	697,949	684,486
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class ASB
5.201% due 08/12/2037 (b)	234,000	230,283
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB13, Class AM
5.513% due 01/12/2043 (b)	158,000	155,679
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class ASB
4.893% due 08/15/2042 (b)	321,000	311,760
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB17, Class ASB
5.415% due 12/12/2043	614,000	609,555
LB-UBS Commercial Mortgage Trust,
Series 2002-C2, Class A4
5.594% due 06/15/2031	651,000	652,427
LB-UBS Commercial Mortgage Trust,
Series 2003-C5, Class A2
3.478% due 07/15/2027	285,000	279,922
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A4
5.124% due 11/15/2032 (b)	214,000	209,552
LB-UBS Commercial Mortgage Trust,
Series 2005-C7, Class AM
5.263% due 11/15/2040 (b)	191,000	186,575
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A5
4.855% due 10/12/2041 (b)	836,000	803,635
Merrill Lynch Mortgage Trust,
Series 2004-MKB1, Class B
5.28% due 02/12/2042 (b)	126,000	123,541
Merrill Lynch Mortgage Trust,
Series 2005-CIP1, Class AM
5.107% due 07/12/2038 (b)	162,000	156,395
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class A4
5.291% due 01/12/2044 (b)	650,000	637,082
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-4, Class ASB
5.133% due 12/12/2049 (b)	1,012,000	985,053
Morgan Stanley Capital I, Series 2003-IQ5, Class A4
5.01% due 04/15/2038	503,000	491,133
Morgan Stanley Capital I, Series 2004-HQ3, Class D
4.90% due 01/13/2041	100,000	92,637
Morgan Stanley Capital I, Series 2004-T13, Class B
4.76% due 09/13/2045 (b)	158,000	151,232

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I,
Series 2005-HQ5, Class AAB
5.037% due 01/14/2042	$444,000	$434,938
Morgan Stanley Capital I,
Series 2005-HQ7, Class AAB
5.3512% due 11/14/2042 (b)	902,000	890,672
Morgan Stanley Dean Witter Capital I,
Series 2002-IQ2, Class A3
5.52% due 12/15/2035	262,488	262,076
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
5.614% due 02/25/2047 (b)	178,506	176,691
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.287% due 04/15/2034	347,000	357,109
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98% due 11/15/2034	1,181,000	1,148,256
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A3
4.957% due 08/15/2035	588,000	580,334
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C7, Class A2
5.077% due 10/15/2035 (b)	553,000	539,565
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445% due 11/15/2035	186,000	181,557
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class A4
5.012% due 12/15/2035	808,000	782,718
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class B
5.109% due 12/15/2035	79,000	76,844
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A4
4.748% due 02/15/2041	1,643,000	1,571,295
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class B
5.306% due 01/15/2041	414,000	401,676
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A4
5.4088% due 07/15/2041 (b)	500,000	494,363
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class B
4.892% due 10/15/2041	219,000	200,242
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C18, Class A4
4.935% due 04/15/2042	537,000	515,707
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A6
4.699% due 05/15/2044	186,000	173,454
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.118% due 07/15/2042 (b)	685,000	665,205
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.3847% due 10/15/2044 (b)	331,000	325,442

The accompanying notes are an integral part of the financial statements.	154

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.4405% due 12/15/2044 (b)	$1,077,000	$1,059,597
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class APB
5.997% due 06/15/2045	536,000	538,897

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $106,880,180)		$107,003,915

ASSET BACKED SECURITIES - 3.53%
AmeriCredit Automobile Receivables Trust,
Series 2003-DM, Class A4
2.84% due 08/06/2010	186,330	186,224
Americredit Prime Automobile Receivable,
Series 2007-1, Class A3
5.27% due 11/08/2011 (b)	537,000	537,419
Bank of America Credit Card Trust,
Series 2007-A8, Class A8
5.59% due 11/17/2014	146,000	147,825
California Infrastructure PG&E-1, Series 1997-1,
Class A8
6.48% due 12/26/2009	46,962	47,042
California Infrastructure SCE-1, Series 1997-1,
Class A7
6.42% due 12/26/2009	200,940	201,023
Capital Auto Receivables Asset Trust,
Series 2006-1, Class A3
5.03% due 10/15/2009	315,000	314,092
Capital Auto Receivables Asset Trust,
Series 2007-1, Class A3A
5.00% due 04/15/2011	290,000	289,049
Chase Issuance Trust, Series 2004-A9, Class A9
3.22% due 06/15/2010	435,000	433,651
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-1, Class A2
5.682% due 07/25/2036	282,000	278,291
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-2, Class A2
5.557% due 09/25/2036	308,000	305,979
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL1, Class A2A
5.545% due 12/25/2036 (b)	411,456	407,591
CNH Equipment Trust, Series 2004-A, Class A4A
5.72% due 09/15/2011 (b)	442,951	443,258
Connecticut RRB Special Purpose Trust CL&P,
Series 2001-1, Class A5
6.21% due 12/30/2011	190,000	195,665
Countrywide Asset-Backed Certificates,
Series 2006-S1, Class A2
5.549% due 08/25/2021	544,000	537,700
Countrywide Asset-Backed Certificates,
Series 2007-3, Class 2A1
5.605% due 02/25/2037 (b)	185,037	183,881
Daimler Chrysler Auto Trust, Series
2006-D, Class A4
4.94% due 02/08/2012	300,000	296,710

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Discover Card Master Trust I, Series 2003-1,
Class A3
5.75% due 04/16/2010 (b)	$138,000	$138,008
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class A2
5.261% due 04/25/2037	480,000	474,396
Ford Credit Auto Owner Trust,
Series 2005-A, Class A3
3.48% due 11/15/2008	52,436	52,334
Ford Credit Auto Owner Trust,
Series 2005-B, Class A3
4.17% due 01/15/2009	59,458	59,316
Great America Leasing Receivables,
Series 2006-1, Class A3
5.34% due 01/15/2010	474,000	473,852
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class A2
5.29% due 01/18/2011	248,000	247,841
M.A.S.Transactions Asset Backed Securities Trust,
Series 2005-AB1, Class A1B
5.143% due 11/25/2035 (b)	62,064	61,539
MBNA Credit Card Master Note Trust,
Series 2003-A7, Class A7
2.65% due 11/15/2010	372,000	364,555
Morgan Stanley ABS Capital I,
Series 2006-WMC1, Class A2A
5.574% due 12/25/2035 (b)	62,046	61,764
Morgan Stanley ABS Capital I,
Series 2007-HE2, Class A2A
5.545% due 01/25/2037 (b)	196,265	194,272
Morgan Stanley Home Equity Loans,
Series 2007-1, Class A1
5.554% due 12/25/2036 (b)	186,354	184,831
Nissan Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.16% due 02/15/2010	152,000	151,683
Ownit Mortgage Loan Asset-Backed
Certificates, Series 2006-1, Class AF1
5.424% due 12/25/2036	103,813	102,203
Residential Asset Mortgage Products, Inc.,
Series 2003-RS7, Class AI6
5.34% due 08/25/2033	183,203	176,949
SLM Student Loan Trust, Series 2005-7, Class A3
4.41% due 07/25/2025 (b)	432,000	431,788
Triad Auto Receivables Owner Trust,
Series 2003-B, Class A4
3.20% due 12/13/2010	62,415	61,486
Triad Auto Receivables Owner Trust,
Series 2006-C, Class A3
5.26% due 11/14/2011	249,000	248,488
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012	142,000	142,162
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	5,812	5,806
USAA Auto Owner Trust, Series 2004-3, Class A4
3.53% due 06/15/2011	265,000	262,041

The accompanying notes are an integral part of the financial statements.	155

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
USAA Auto Owner Trust, Series 2005-1, Class A3
3.90% due 07/15/2009	$25,313	$25,189
Wachovia Auto Owner Trust,
Series 2004-A, Class A4
3.66% due 07/20/2010	377,683	377,222
WFS Financial Owner Trust,
Series 2003-4, Class A4
3.15% due 05/20/2011	34,415	34,290
WFS Financial Owner Trust,
Series 2004-1, Class A4
2.81% due 08/22/2011	300,813	298,494
WFS Financial Owner Trust,
Series 2005-3, Class A3A
4.25% due 06/17/2010	52,974	52,703

TOTAL ASSET BACKED SECURITIES
(Cost $9,503,770)		$9,488,612

SHORT TERM INVESTMENTS - 3.84%
Deutsche Bank Financial, LLC
5.25% due 09/04/2007	$3,995,000	$3,993,252
Rabobank USA Finance Corp.
5.20% due 09/04/2007	2,340,000	2,338,986
UBS Finance (Delaware) LLC
5.20% due 09/04/2007	3,995,000	3,993,269

TOTAL SHORT TERM INVESTMENTS
(Cost $10,325,507)		$10,325,507

REPURCHASE AGREEMENTS - 0.94%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$2,520,287 on 09/04/2007,
collateralized by $2,525,000
Federal Home Loan Bank, 4.875%
due 05/14/2010 (valued at
$2,572,319, including interest)	$2,519,000	$2,519,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,519,000)		$2,519,000

Total Investments (Core Bond Fund)
(Cost $295,718,830) - 110.13%		$296,194,558
Liabilities in Excess of Other Assets - (10.13)%		(27,241,392)

TOTAL NET ASSETS - 100.00%		$268,953,166

Core Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.02%

Automobiles - 0.49%
General Motors Corp.	130,900	$4,023,866

Cable & Television - 4.32%
DIRECTV Group, Inc. *	713,002	16,634,337

Core Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Cable & Television (continued)
Time Warner, Inc.	1,006,400	$19,101,472

		35,735,809
Cellular Communications - 0.65%
Motorola, Inc.	317,000	5,373,150

Computers & Business Equipment - 7.48%
Cisco Systems, Inc. *	488,000	15,576,960
Hewlett-Packard Company	364,900	18,007,815
International Business Machines Corp.	128,900	15,041,341
Seagate Technology	509,026	13,143,051

		61,769,167
Electrical Utilities - 4.61%
The AES Corp. *	2,103,900	38,101,629

Electronics - 0.96%
Tyco Electronics, Ltd. *	226,475	7,897,183

Financial Services - 10.27%
Bear Stearns Companies, Inc.	4,400	478,104
Capital One Financial Corp.	191,600	12,388,856
Citigroup, Inc.	450,900	21,138,192
Countrywide Financial Corp.	805,800	15,995,130
JP Morgan Chase & Company	782,500	34,836,900

		84,837,182
Healthcare Products - 1.64%
Covidien, Ltd. *	339,475	13,521,289

Healthcare Services - 6.34%
Health Net, Inc. *	276,294	15,138,148
UnitedHealth Group, Inc.	744,800	37,247,448

		52,385,596
Holdings Companies/Conglomerates - 2.57%
General Electric Company	547,300	21,273,551

Homebuilders - 2.36%
Beazer Homes USA, Inc.	90,308	954,556
Centex Corp.	257,510	7,444,614
Pulte Homes, Inc.	463,000	7,704,320
Ryland Group, Inc.	118,108	3,382,613

		19,486,103
Insurance - 6.55%
Aetna, Inc.	666,500	33,931,515
American International Group, Inc.	305,600	20,169,600

		54,101,115
Internet Content - 8.05%
Google, Inc., Class A *	81,800	42,147,450
Yahoo!, Inc. *	1,071,300	24,350,649

		66,498,099
Internet Retail - 16.88%
Amazon.com, Inc. *	878,500	70,200,935
eBay, Inc. *	769,300	26,233,130
Expedia, Inc. *	794,400	23,712,840
IAC/InterActiveCorp. *	697,100	19,372,409

		139,519,314

The accompanying notes are an integral part of the financial statements.	156

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Core Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Leisure Time - 1.73%
Electronic Arts, Inc. *	270,000	$14,293,800

Manufacturing - 1.66%
Tyco International, Ltd.	310,275	13,701,744

Pharmaceuticals - 1.49%
Pfizer, Inc.	496,885	12,342,624

Photography - 2.98%
Eastman Kodak Company	924,548	24,657,695

Retail Trade - 5.86%
Home Depot, Inc.	483,500	18,522,885
Sears Holdings Corp. *	208,100	29,874,836

		48,397,721
Semiconductors - 0.49%
Texas Instruments, Inc.	118,300	4,050,592

Software - 1.34%
CA, Inc.	440,300	11,091,157

Telephone - 9.30%
Qwest Communications International, Inc. *	3,957,200	35,416,940
Sprint Nextel Corp.	2,191,800	41,468,856

		76,885,796

TOTAL COMMON STOCKS (Cost $742,691,397)		$809,944,182

REPURCHASE AGREEMENTS - 1.94%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$16,050,199 on 9/04/2007,
collateralized by $13,430,000
Federal Home Loan Mortgage
Corp., 6.75% due 03/15/2031
(valued at $16,367,813, including
interest)	$16,042,000	$16,042,000

TOTAL REPURCHASE AGREEMENTS
(Cost $16,042,000)		$16,042,000

Total Investments (Core Equity Fund)
(Cost $758,733,397) - 99.96%		$825,986,182
Other Assets in Excess of Liabilities - 0.04%		332,566

TOTAL NET ASSETS - 100.00%		$826,318,748

Emerging Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.38%

Aerospace - 1.22%
Argon ST, Inc. *	134,050	$2,422,284

Auto Parts - 1.17%
LKQ Corp. *	75,200	2,329,696

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking - 3.81%
Boston Private Financial Holdings, Inc. (a)	81,150	$2,203,222
IBERIABANK Corp.	33,650	1,688,221
PrivateBancorp, Inc. (a)	55,000	1,841,400
Umpqua Holdings Corp.	84,440	1,832,348

		7,565,191
Biotechnology - 2.09%
Exelixis, Inc. *	186,550	2,098,687
Martek Biosciences Corp. * (a)	75,950	2,052,169

		4,150,856
Broadcasting - 1.53%
Acacia Research - Acacia Technologies *	203,500	3,048,430

Buildings - 0.04%
Modtech Holdings, Inc. *	63,150	73,885

Business Services - 7.42%
Access Integrated Technologies, Inc. *	138,950	862,880
Barrett Business Services, Inc.	107,800	2,628,164
Euronet Worldwide, Inc. * (a)	193,300	5,234,564
FTI Consulting, Inc. *	76,850	4,036,162
Hill International, Inc. * (a)	195,355	1,457,348
Seachange International, Inc. *	72,000	524,160

		14,743,278
Chemicals - 0.28%
American Vanguard Corp.	35,750	559,845

Commercial Services - 4.22%
Providence Service Corp. *	93,070	2,797,684
Stantec, Inc. *	100,200	3,263,514
Team, Inc. *	99,100	2,324,886

		8,386,084
Computers & Business Equipment - 3.74%
Lasercard Corp. * (a)	228,400	2,567,216
Stratasys, Inc. * (a)	52,200	1,312,830
Trident Microsystems, Inc. *	240,850	3,547,721

		7,427,767
Drugs & Health Care - 1.43%
Matrixx Initiatives, Inc. *	133,750	2,840,850

Electronics - 2.88%
Measurement Specialties, Inc. *	109,950	2,653,093
Medis Technologies, Ltd. * (a)	291,600	3,076,380

		5,729,473
Energy - 3.25%
Evergreen Energy, Inc. * (a)	69,200	285,104
Headwaters, Inc. * (a)	17,750	293,230
InterOil Corp. * (a)	165,650	5,872,293

		6,450,627
Financial Services - 1.67%
FCStone Group, Inc. *	28,350	1,325,079
Portfolio Recovery Associates, Inc. * (a)	39,000	2,003,040

		3,328,119

The accompanying notes are an integral part of the financial statements.	157

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Products - 10.00%
Caliper Life Sciences, Inc. * (a)	189,250	$1,038,983
Kyphon, Inc. *	71,800	4,801,266
Nuvasive, Inc. *	103,900	3,314,410
ResMed, Inc. *	62,000	2,520,920
SenoRx, Inc. *	114,450	987,703
Somanetics Corp. *	114,200	2,220,048
SonoSite, Inc. * (a)	113,900	3,321,324
Spectranetics Corp. * (a)	113,700	1,674,801

		19,879,455
Healthcare Services - 1.22%
Healthextras, Inc. *	86,350	2,427,299

Hotels & Restaurants - 2.47%
McCormick & Schmick's Seafood
Restaurants, Inc. *	104,450	2,767,925
Texas Roadhouse, Inc., Class A *	167,550	2,146,315

		4,914,240
Household Products - 0.78%
Select Comfort Corp. * (a)	90,825	1,557,649

Industrial Machinery - 0.84%
Flow International Corp. *	204,500	1,678,945

Insurance - 2.21%
Infinity Property & Casualty Corp.	63,750	2,643,075
ProAssurance Corp. *	33,300	1,750,914

		4,393,989
International Oil - 1.34%
ATP Oil & Gas Corp. * (a)	61,950	2,666,948

Leisure Time - 4.77%
Bally Technologies, Inc. *	103,050	3,418,168
Imax Corp. *	438,200	2,042,012
Pinnacle Entertainment, Inc. *	67,600	1,880,632
Progressive Gaming International Corp. * (a)	420,050	2,150,656

		9,491,468
Manufacturing - 5.54%
Force Protection, Inc. * (a)	316,500	5,453,295
iRobot Corp. * (a)	163,500	3,606,810
Raven Industries, Inc. (a)	48,050	1,958,037

		11,018,142
Medical-Hospitals - 3.60%
Electro-Optical Sciences, Inc. *	218,585	1,348,669
EV3, Inc. * (a)	107,300	1,642,763
Neurometrix, Inc. * (a)	100,550	781,274
Northstar Neuroscience, Inc. *	120,100	1,364,336
Vital Images, Inc. * (a)	108,550	2,012,517

		7,149,559
Metal & Metal Products - 1.31%
Haynes International, Inc. *	31,200	2,606,136

Petroleum Services - 2.29%
Superior Energy Services, Inc. *	72,300	2,806,686

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
TETRA Technologies, Inc. *	87,250	$1,744,128

		4,550,814
Pharmaceuticals - 3.43%
AMAG Pharmaceuticals, Inc. * (a)	39,350	2,150,477
Inspire Pharmaceuticals, Inc. *	233,450	1,290,979
Medicis Pharmaceutical Corp., Class A	110,764	3,382,733

		6,824,189
Retail Trade - 2.02%
A.C. Moore Arts & Crafts, Inc. *	109,950	2,054,965
Hibbett Sports, Inc. *	78,300	1,952,802

		4,007,767
Semiconductors - 6.31%
Cymer, Inc. *	77,400	3,068,136
FormFactor, Inc. *	100,800	4,572,288
Mattson Technology, Inc. *	273,050	2,875,216
Netlogic Microsystems, Inc. * (a)	69,350	2,034,036

		12,549,676
Software - 6.94%
Allscripts Healthcare Solution, Inc. * (a)	134,800	3,047,828
Concur Technologies, Inc. *	151,250	4,050,475
DivX, Inc. * (a)	114,050	1,589,857
FARO Technologies, Inc. *	59,200	2,380,432
Progress Software Corp. *	89,474	2,730,746

		13,799,338
Telecommunications Equipment &
Services - 2.08%
Comtech Telecommunications Corp. *	96,950	4,126,192

Trucking & Freight - 2.48%
Celadon Group, Inc. *	173,575	2,707,770
ID Systems, Inc. * (a)	190,300	2,228,413

		4,936,183

TOTAL COMMON STOCKS (Cost $182,645,766)		$187,634,374

WARRANTS - 0.00%

Medical-Hospitals - 0.00%
Electro-Optical Sciences, Inc.
(Expiration Date: 10/31/2011, Strike
Price: $6.70)	5,396	0
(Expiration Date: 08/03/2012, Strike
Price: $8.00)	45,653	0

TOTAL WARRANTS (Cost $0)		$0

SHORT TERM INVESTMENTS - 35.89%
Federal Home Loan Bank Discount Notes
4.20% due 09/04/2007	$11,700,000	$11,695,905
John Hancock Cash Investment Trust (c)	59,656,118	59,656,118

TOTAL SHORT TERM INVESTMENTS
(Cost $71,352,023)		$71,352,023

The accompanying notes are an integral part of the financial statements.	158

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.03%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$61,031 on 09/04/2007,
collateralized by $65,000 Federal
Home Loan Bank, 5.5% due
07/15/2036 (valued at $66,869,
including interest)	$61,000	$61,000

TOTAL REPURCHASE AGREEMENTS
(Cost $61,000)		$61,000

Total Investments (Emerging Growth Fund)
(Cost $254,058,789) - 130.30%		$259,047,397
Liabilities in Excess of Other Assets - (30.30)%		(60,244,902)

TOTAL NET ASSETS - 100.00%		$198,802,495

Emerging Markets Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.48%

Bermuda - 0.13%
Brilliance China Automotive Holdings, Ltd. *	230,000	$55,309
Cosco Pacific, Ltd.	152,000	422,629
Digital China Holdings, Ltd.	103,000	50,169
TPV Technology, Ltd.	190,000	119,204

		647,311
Brazil - 4.37%
Aracruz Celulose SA, ADR	26,821	1,674,435
Braskem SA, ADR	119,002	2,171,786
Eternit SA *	30,000	130,932
Gerdau SA, SADR	410,989	9,880,176
Perdigao SA, ADR	55,763	2,107,841
Sadia SA, ADR *	54,629	2,717,793
Votorantim Celulose & Papel SA, SADR *	102,450	2,395,281

		21,078,244
Chile - 4.38%
Cementos Bio Bio SA	2,795	8,014
Companhia de Consumidores de Gas de
Santiago SA	6,504	33,567
Companhia Sudamericana de Vapores SA *	502,052	1,246,517
Compania de Telecomunicaciones de Chile
SA, ADR	214,262	1,836,225
Corpbanca SA, ADR	4,088	134,986
Cristalerias de Chile SA	1,061	14,704
Empresas CMPC SA	50,075	1,828,219
Empresas Copec SA	397,242	6,218,130
Empresas Iansa SA	439,146	41,887
Enersis SA, ADR	459,633	8,264,201
Industrias Forestales SA	77,846	23,362
Madeco SA, SADR *	41,779	553,154
Masisa SA	2,957,145	760,837

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Chile (continued)
Soquimich Comercial SA	129,645	$68,249
Vina San Pedro SA *	9,342,203	108,931

		21,140,983
China - 1.42%
Bank of China, Ltd., H Shares	3,064,000	1,572,317
Chaoda Modern Agriculture Holdings, Ltd.	156,000	120,162
China Construction Bank	726,000	611,364
China Petroleum & Chemical Corp., ADR	9,100	1,002,365
China Shipping Container Lines Company, Ltd.	289,850	221,337
China Travel International Investment
Hong Kong, Ltd.	422,000	266,748
Dongfeng Motor Group Company, Ltd.	516,000	335,045
Guangshen Railway Company, Ltd., Class H,
SADR	3,000	118,740
Guangshen Railway Company, Ltd., Class H	110,000	87,381
Hunan Non Ferrous Metal Corp., Ltd	200,000	116,735
Industrial & Commercial Bank of China	832,000	544,706
Maanshan Iron & Steel Company, Ltd.,Class H	310,000	277,053
PetroChina Company, Ltd., ADR	7,600	1,096,908
Semiconductor Manufacturing International
Corp., ADR *	40,900	238,856
Shanghai Electric Group Company, Ltd.	194,000	123,905
Sinopec Shanghai Petrochemical Company,
Ltd., SADR	400	27,464
Sinotrans, Ltd., H Shares	193,000	106,375

		6,867,461
Czech Republic - 1.15%
Telefonica Czech Republic AS	142,949	4,274,138
Unipetrol AS *	91,126	1,263,818

		5,537,956
Hong Kong - 0.98%
Amvig Holdings, Ltd.	38,000	55,321
Beijing Capital Land, Ltd.	70,000	52,518
Beijing Enterprises Holdings, Ltd.	94,000	411,863
China Aerospace International Holdings, Ltd. *	365,400	58,368
China Rare Earth Holdings, Ltd.	96,000	26,576
China Resources Enterprises, Ltd.	52,000	212,342
China Southern Airlines Company, Ltd. *	114,000	146,913
China Unicom, Ltd., ADR	40,000	760,000
China Unicom, Ltd.	234,000	443,113
Citic Pacific, Ltd.	140,000	768,952
CNPC Hong Kong, Ltd.	380,000	201,302
COFCO International, Ltd.	104,000	66,679
Comba Telecom Systems Holdings, Ltd.	136,000	47,297
Dalian Port PDA Company, Ltd.	58,000	42,511
Denway Motors, Ltd.	724,000	339,430
Dynasty Fine Wines Group, Ltd.	98,000	36,793
Global Bio-Chem Technology
Group Company, Ltd.	110,000	47,972
Great Wall Motor Company, Ltd.	29,000	35,598
Harbin Power Equipment Company, Ltd.	50,000	108,520
Minmetals Resources, Ltd. *	104,000	65,157

The accompanying notes are an integral part of the financial statements.	159

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Neo-China Group Holdings, Ltd.	230,000	$57,621
Semiconductor Manufacturing
International Corp. *	281,000	33,111
Shanghai Industrial Holdings, Ltd.	58,000	252,970
Shanghai Real Estate, Ltd.	108,000	47,698
Shenzhou International Group Holdings, Ltd.	50,000	24,811
Sinolink Worldwide Holdings, Ltd.	154,000	46,319
Sinopec Kantons Holdings, Ltd.	100,000	30,949
Travelsky Technology, Ltd., Class H	111,000	89,636
Weiqiao Textile Company, Ltd.	69,500	151,240
Xiamen International Port Company, Ltd.	40,000	14,363
Xiwang Sugar Holdings Company, Ltd.	102,000	50,514

		4,726,457
Hungary - 2.90%
Egis Nyrt.	3,828	469,142
Fotex PLC *	56,032	290,734
Gedeon Richter Rt.	12,289	2,433,301
MOL Magyar Olaj es Gazipari Rt.	72,209	10,356,463
Pannonplast PLC *	3,302	128,838
Raba Jarmuipari Holding Nyilvanosan
Mukodo Rt. *	11,794	150,883
Tiszai Vegyi Kombinat Nyrt. *	4,033	167,756

		13,997,117
India - 12.00%
Aditya Birla Nuvo, Ltd.	7,200	243,871
Ador Welding, Ltd.	8,367	53,867
Aftek, Ltd.	28,741	44,026
Alembic, Ltd.	38,000	68,492
Alok Industries, Ltd. *	72,774	121,980
Ambuja Cements, Ltd. *	604,511	1,986,996
Amtek Auto, Ltd.	40,948	372,333
Apollo Hospitals Enterprise, Ltd.	17,400	207,310
Apollo Tyres, Ltd.	154,850	154,660
Arvind Mills, Ltd.	104,142	123,047
Ashok Leyland, Ltd.	432,251	404,652
Aurobindo Pharma, Ltd. *	20,097	298,511
Avaya Global Connect, Ltd. *	5,668	41,903
Aztecsoft, Ltd.	22,751	41,973
Bajaj Auto Finance, Ltd.	11,946	109,778
Bajaj Auto, Ltd.	24,676	1,426,334
Bajaj Hindusthan, Ltd.	38,278	126,154
Ballarpur Industries, Ltd.	72,742	246,107
Balmer Lawrie & Company, Ltd. *	1,500	14,867
Balrampur Chini Mills, Ltd.	78,680	114,527
Bank of Maharashtra	130,888	171,279
Bank of Rajasthan, Ltd.	39,971	93,755
BASF India, Ltd.	16,182	105,737
Bata India, Ltd. *	25,249	98,667
Bharat Earth Movers, Ltd.	13,744	412,524
Bharat Forge, Ltd.	6,300	41,076
Bhushan Steel, Ltd. *	16,585	308,788

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

India (continued)
Biocon, Ltd.	12,400	$138,409
BOC India, Ltd.	9,300	29,334
Bombay Dyeing & Manufacturing Company,
Ltd.	6,668	95,131
Bosch Chassis Systems India, Ltd.	2,280	22,905
Ceat, Ltd.	26,055	103,944
Chambal Fertilizers & Chemicals, Ltd.	122,930	150,104
Cholamandalam DBS Finance, Ltd.	5,500	25,418
City Union Bank, Ltd.	5,850	30,713
Coromandel Fertilisers, Ltd.	12,000	27,430
Cranes Software International, Ltd. *	3,000	8,861
Dabur Pharma, Ltd. *	32,000	59,381
Dalmia Cement Bharat, Ltd.	6,800	60,691
DCM Shriram Consolidated, Ltd. *	26,804	47,382
Deepak Fertilizers & Petrochemicals Corp.,
Ltd.	34,858	90,936
Dr. Reddy's Laboratories, Ltd., ADR	24,300	386,370
Eicher Motors, Ltd.	8,302	74,738
EID Parry India, Ltd.	18,099	60,719
EIH, Ltd.	108,400	306,287
Elder Pharmaceuticals, Ltd. *	3,200	30,111
Electrosteel Castings, Ltd. *	4,700	51,879
Escorts, Ltd. *	36,222	84,691
Essel Propack, Ltd.	6,500	9,442
Eveready Industries, Ltd. *	21,000	26,608
Federal Bank, Ltd.	33,924	284,710
Finolex Cables, Ltd.	27,100	51,515
Finolex Industries, Ltd.	62,340	111,465
Gammon India, Ltd. *	28,239	321,972
Graphite India, Ltd.	75,397	103,075
Great Eastern Shipping Company, Ltd.	51,772	403,424
GTL, Ltd.	48,244	272,087
Gujarat Alkalies & Chemicals, Ltd.	35,989	115,275
Gujarat Ambuja Exports, Ltd. *	15,000	11,136
Gujarat Narmada Valley Fertilizers Company,
Ltd.	51,735	164,291
Gujarat State Fertilisers & Chemicals, Ltd.	17,219	94,528
HCL Infosystems, Ltd. *	63,711	309,897
HEG, Ltd. *	13,300	66,332
Hexaware Technologies, Ltd.	38,931	113,394
Himatsingka Seide, Ltd.	4,000	11,129
Hinduja TMT, Ltd.	5,652	55,097
Hindustan Construction Company, Ltd.	60,588	194,884
Hindustan Motors, Ltd. *	62,438	48,270
Hotel Leela Venture, Ltd.	112,844	119,703
ICI India, Ltd.	4,700	60,774
ICICI Bank, Ltd., SADR	299,241	13,301,262
iGATE Global Solutions, Ltd.	19,459	104,938
India Cements, Ltd. *	65,673	397,057
India Glycols, Ltd.	14,305	63,814
Indian Hotels Company, Ltd.	294,257	920,924
IndusInd Bank, Ltd.	88,148	114,247

The accompanying notes are an integral part of the financial statements.	160

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

India (continued)
Industrial Development Bank of India, Ltd.	234,735	$720,731
Infomedia India, Ltd.	7,700	46,361
Ipca Laboratories, Ltd.	4,298	73,244
Jammu & Kashmir Bank, Ltd.	14,831	243,527
JB Chemicals & Pharmaceuticals, Ltd.	21,800	36,748
JBF Industries, Ltd.	33,159	118,428
Jet Airways India, Ltd. *	16,718	332,717
Jindal Saw, Ltd.	13,753	199,785
Jindal Stainless, Ltd.	44,557	178,525
JK Tyre & Industries, Ltd.	10,900	36,346
JSW Steel, Ltd.	51,671	818,925
Karnataka Bank, Ltd.	37,698	176,271
Karur Vysya Bank, Ltd.	21,841	175,079
Kesoram Industries, Ltd.	9,260	107,882
Kirloskar Oil Engines, Ltd.	28,728	227,586
LIC Housing Finance, Ltd.	34,065	155,560
Mahindra & Mahindra, Ltd.	195,127	3,400,626
Mangalam Cement, Ltd.	14,461	58,257
Maruti Udyog, Ltd.	65,711	1,399,500
Mastek, Ltd.	11,271	71,167
Matrix Laboratories, Ltd.	58,149	344,272
Mercator Lines, Ltd. *	105,166	144,212
Monnet Ispat & Energy, Ltd.	17,433	128,822
Moser Baer India, Ltd.	70,858	532,061
MRF, Ltd.	680	64,100
Mukand, Ltd.	28,732	56,266
Nagarjuna Construction Company, Ltd.	69,234	346,181
Nagarjuna Fertilizers & Chemicals, Ltd. *	229,114	227,080
Nahar Spinning Mills, Ltd. *	6,600	13,395
Natco Pharma, Ltd.	7,500	20,298
National Organic Chemical Industries, Ltd.	80,241	52,813
Navneet Publications India, Ltd.	46,585	66,914
Nirma, Ltd.	20,100	80,139
Orchid Chemicals & Pharmaceuticals, Ltd.	28,645	143,715
Orient Paper & Industries, Ltd.	5,177	55,262
Patni Computer Systems, Ltd.	38,484	498,476
Petronet LNG, Ltd.	240,816	365,326
Polaris Software Lab, Ltd.	39,735	110,795
PSL, Ltd. *	6,900	54,676
PTC India, Ltd. *	68,932	135,640
Punjab Tractors, Ltd. *	18,068	104,317
Rain Calcining, Ltd.	48,902	46,444
Raymond, Ltd.	13,679	86,810
Rei Agro, Ltd.	13,901	110,564
Reliance Industries, Ltd., ADR	117,696	11,239,968
Rolta India, Ltd. *	29,378	338,904
Ruchi Soya Industries, Ltd. *	13,563	130,155
Sakthi Sugars, Ltd. *	25,066	46,007
Seamec, Ltd. *	14,000	76,037
Shasun Chemicals & Drugs, Ltd.	16,408	37,566
Shriram Transport Finance Company, Ltd.	51,252	214,564
Sical Logistics, Ltd. *	4,881	28,537

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

India (continued)
Sonata Software, Ltd.	23,000	$28,376
South Indian Bank, Ltd.	37,494	141,451
SREI Infrastructure Finance, Ltd.	24,771	55,752
SRF, Ltd.	37,385	123,291
Sterlite Optical Technologies, Ltd.	20,008	109,475
Strides Arcolab, Ltd.	13,608	92,752
Syndicate Bank, Ltd.	189,537	363,205
Tata Chemicals, Ltd.	71,422	442,098
Tata Investment Corp., Ltd.	6,928	74,803
Tata Metaliks, Ltd.	7,900	28,088
Tata Motors, Ltd.	157,232	2,706,826
Tele Data Informatics, Ltd.	47,214	80,424
Tube Investments Of India, Ltd.	62,323	89,114
TVS Motor Company, Ltd.	63,451	102,357
United Phosphorus, Ltd.	66,463	541,170
Usha Martin, Ltd. *	106,610	148,048
Uttam Galva Steels, Ltd. *	56,948	47,066
Varun Shipping Company, Ltd.	62,246	96,142
Videsh Sanchar Nigam, Ltd., ADR	29,783	601,319
Vimta Labs, Ltd.	13,038	45,936
Wockhardt, Ltd.	24,300	231,126
Zensar Technologies, Ltd.	12,328	64,097
Zuari Industries, Ltd.	3,500	20,164

		57,880,559
Indonesia - 2.44%
Apexindo Pratama Duta Tbk PT	983,500	212,543
Astra Graphia Tbk PT	606,500	34,777
Astra International Tbk PT	2,031,500	3,862,867
Bakrie & Brothers Tbk PT *	10,129,500	290,324
Bakrieland Development Tbk PT *	1,401,000	58,809
Bank Central Asia Tbk PT	2,400,000	1,533,065
Bank Niaga Tbk PT	4,865,500	466,926
Bank Pan Indonesia Tbk PT *	6,711,000	478,282
Berlian Laju Tanker Tbk PT	2,148,500	353,146
Bhakti Investama Tbk PT *	1,011,825	97,980
Charoen Pokphand Indonesia Tbk PT	530,250	60,422
Ciputra Surya Tbk PT *	971,000	105,444
Citra Marga Nusaphala Persada Tbk PT	836,000	213,790
Enseval Putera Megatrading Tbk PT	1,104,500	99,002
Gudang Garam Tbk PT	202,000	205,168
Holcim Indonesia Tbk PT *	2,879,500	315,604
Indocement Tunggal Prakarsa Tbk PT	417,000	284,364
Indofood Sukses Makmur Tbk PT	4,583,500	905,050
Kawasan Industri Jababeka Tbk PT *	6,349,500	148,253
Lippo Karawaci Tbk PT	2,706,500	518,915
Matahari Putra Prima Tbk PT	2,845,500	242,200
Medco Energi Internasional Tbk PT	715,000	297,466
Mitra Adiperkasa Tbk PT	866,000	72,735
Panin Insurance Tbk PT *	1,443,000	49,247
Panin Life Tbk PT *	6,089,500	123,507
Polychem Indonesia Tbk PT *	1,930,000	39,131

The accompanying notes are an integral part of the financial statements.	161

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Indonesia (continued)
Ramayana Lestari Sentosa Tbk PT	2,120,500	$191,775
Samudera Indonesia Tbk PT	74,500	51,417
Suryainti Permata Tbk PT *	450,500	66,381
Tempo Scan Pacific Tbk PT	2,207,500	185,698
Timah Tbk PT	41,000	53,718
Trias Sentosa Tbk PT	1,000,000	24,468
Trimegah Securities Tbk PT	1,540,500	42,811
Tunas Ridean Tbk PT	948,500	90,865

		11,776,150
Israel - 3.25%
Albaad Massuot Yitzhak, Ltd.	3,160	32,838
AudioCodes, Ltd. *	26,116	131,372
Azorim Investment Development &
Construction Company, Ltd.	11,262	100,393
Bank Hapoalim, Ltd.	1,073,537	5,115,066
Bank Leumi Le-Israel, Ltd.	974,197	3,804,757
Blue Square Israel, Ltd.	3,465	47,925
Clal Insurance Enterprise Holdings, Ltd.	16,304	387,242
Delta Galil Industries, Ltd. *	11,216	68,852
Discount Investment Corp.	25,779	749,394
Electra, Ltd. *	392	58,285
Elron Electronic Industries, Ltd. *	23,021	299,312
First International Bank of Israel, Ltd. *	57,569	134,146
Formula Systems, Ltd., ADR *	3,500	45,710
Formula Systems, Ltd. *	5,626	73,923
Frutarom Industries, Ltd.	6,800	54,633
IDB Development Corp., Ltd.	19,064	687,627
Israel Salt Industries, Ltd.	17,450	131,155
Ituran Location & Control, Ltd.	2,562	29,803
Koor Industries, Ltd.	11,687	813,081
Leader Holding & Investments, Ltd.	21,500	51,053
Mivtach Shamir Holdings, Ltd.	4,390	101,689
Orbotech, Ltd. *	45,156	977,627
Packer Plada, Ltd.	329	36,712
Retalix, Ltd. *	22,317	359,168
Scailex Corp., Ltd. *	11,425	104,488
Super-Sol, Ltd., Class B *	13,963	51,940
Tower Semiconductor, Ltd. *	103,528	141,626
Union Bank of Israel, Ltd.	25,609	116,885
United Mizrahi Bank, Ltd.	135,710	936,372
Urdan Industries, Ltd.	59,724	43,389

		15,686,463
Malaysia - 4.85%
Affin Holdings BHD	788,300	576,455
AMDB BHD *	540,000	64,449
AMMB Holdings BHD *	1,855,600	2,315,890
Ann Joo Resources BHD	72,600	73,006
Asas Dunia BHD	94,000	28,553
Asia Pacific Land BHD	282,100	43,081
Bandar Raya Developments BHD	242,900	206,895
Batu Kawan BHD	233,700	534,180

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Berjaya Corp. BHD *	1,312,300	$148,145
Berjaya Land BHD	406,800	200,029
Boustead Holdings BHD	368,900	527,352
Cahya Mata Sarawak BHD	235,100	170,709
Dijaya Corp. BHD	16,900	6,684
DRB-Hicom BHD	904,600	449,523
Eastern & Oriental BHD *	66,000	56,979
Eastern Pacific Industrial Corp. BHD	155,700	113,452
ECM Libra Avenue BHD	516,700	136,881
Edaran Otomobil Nasional BHD *	123,000	63,933
Encorp BHD	114,800	49,077
EON Capital BHD	409,900	817,635
Esso Malaysia BHD	43,000	31,897
General Corp. BHD	242,500	75,105
Globetronics Technology BHD	864,900	71,173
Glomac BHD	108,200	46,708
Goldis BHD	179,000	121,172
GuocoLand Malaysia BHD	429,100	346,361
Hap Seng Consolidated BHD	199,800	172,660
Hong Leong Credit BHD	308,300	496,699
Hong Leong Industries BHD	39,000	44,472
Hume Industries-Malaysia BHD	138,900	159,315
Hunza Properties BHD	102,400	81,290
Hwang-DBS Malaysia BHD	69,400	46,260
IGB Corp., BHD	968,400	681,939
IJM Plantations BHD	164,400	100,174
Insas BHD *	460,100	82,201
Integrated Logistics BHD	167,200	72,275
Jaks Resources BHD *	245,000	66,123
K & N Kenanga Holdings BHD	154,200	47,684
Karambunai Corp. BHD *	2,558,200	105,499
Keck Seng BHD	178,900	226,537
Kian Joo Can Factory BHD	332,000	139,928
KLCC Property Holdings BHD	571,000	566,155
KPJ Healthcare BHD	93,000	90,659
KSL Holdings BHD	116,300	72,976
KUB Malaysia BHD *	592,900	167,886
Kulim Malaysia BHD	154,100	260,582
Kumpulan Hartanah Selangor BHD *	410,900	130,955
Land & General BHD *	1,081,300	236,811
LBS Bina Group BHD *	210,000	39,570
Leader Universal Holding BHD	717,000	214,613
Lion Corp., BHD *	454,900	102,501
Lion Industries Corp., BHD	448,000	239,190
MAA Holdings BHD	139,500	74,225
Malaysia Building Society BHD	274,400	121,954
Malaysian Industrial Development Finance
BHD	559,300	299,209
Malaysian Plantations BHD *	545,400	451,893
MBM Resources BHD	5,000	4,401
Measat Global BHD *	7,500	3,826
Mega First Corp. BHD	193,700	82,853

The accompanying notes are an integral part of the financial statements.	162

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Melewar Industrial Group BHD *	127,200	$55,552
MISC BHD	178,000	461,341
MK Land Holdings BHD	656,100	170,432
MNRB Holdings BHD	14,000	20,158
MTD ACPI Engineering BHD	88,100	48,816
MTD Infraperdana BHD	194,000	41,492
Mulpha International BHD *	909,800	367,688
Mutiara Goodyear Development BHD	37,500	8,121
Naluri Corp. BHD	71,000	14,216
Nam Fatt Corp. BHD *	242,200	48,563
New Straits Times Press BHD *	183,500	105,116
Nylex Malaysia BHD	52,000	22,045
Oriental Holdings BHD	304,200	538,616
OSK Holdings BHD	441,300	313,474
Padiberas Nasional BHD	428,300	248,525
Panasonic Manufacturing Malaysia BHD	8,100	27,264
Permaju Industries BHD *	111,000	17,829
PJ Development Holdings BHD	297,900	78,807
Pmb 50c *	419,700	359,589
PPB Group BHD	637,800	1,335,343
Protasco BHD	141,500	41,041
Proton Holdings BHD	338,000	506,267
Ramunia Holdings BHD *	245,000	73,807
Ranhill BHD	382,200	341,199
RB Land Holdings BHD *	231,100	169,016
Sarawak Energy BHD	344,300	218,755
Sarawak Oil Palms BHD	8,000	9,097
Selangor Dredging BHD	328,000	94,416
Shangri-La Hotels BHD	21,100	14,542
Shell Refining Company Federation of Malaya
BHD	133,200	415,889
SHL Consolidated BHD	185,100	95,619
Sumatec Resources BHD *	70,000	16,518
Sunway City BHD	268,900	380,913
Sunway Holdings, Inc. BHD *	478,600	207,323
Suria Capital Holdings BHD	572,200	246,112
TA Enterprise BHD	895,600	402,424
Talam Corp. BHD *	360,000	33,512
Tan Chong Motor Holdings BHD	444,000	157,427
TDM BHD	150,700	56,215
Tebrau Teguh BHD *	333,800	137,491
TH Group BHD	225,000	44,826
Time.Com BHD *	421,500	130,867
Tradewinds Corp. BHD *	583,200	233,730
Tradewinds Plantation BHD	319,900	247,280
Unico-Desa Plantations BHD	245,000	45,076
Unisem M BHD	289,600	116,706
United Malacca BHD	38,700	62,406
Utama Banking Group BHD *	400,200	280,405
V.S. Industry BHD	130,900	133,104
WTK Holdings BHD	257,500	162,463
Yi-Lai BHD	82,000	28,242

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
YTL Corp. BHD	492,700	$1,048,533

		23,392,847
Mexico - 9.44%
Alfa SA de CV	433,200	3,115,516
Cemex SA, SADR *	594,287	19,189,527
Coca-Cola Femsa SA de CV	17,730	719,838
Consorcio ARA SA de CV	86,800	131,302
Controladora Comercial Mexicana SA de CV	431,100	1,199,530
Dine SA de CV *	103,700	93,800
Embotelladoras Arca SA de CV	38,516	143,126
Empresas ICA SA de CV, ADR *	117,456	2,595,778
Empresas ICA Sociedad
Controladora SA de CV *	25,600	141,419
Fomento Economico Mexicano SA de CV,
SADR	245,825	8,564,543
Gruma SA de CV, ADR	13,342	192,658
Gruma SA de CV, Series B	17,000	60,861
Grupo Aeroportuario del Sureste SA de CV,
ADR	21,550	1,069,742
Grupo Aeroportuario del Sureste SA de CV	27,200	135,639
Grupo Carso SA de CV	662,500	2,597,568
Grupo Cementos de Chihuahua SA de CV	35,600	219,376
Grupo Continential SA de CV	247,700	527,580
Grupo Financiero Inbursa SA de CV	462,900	1,128,584
Grupo Industrial Maseca SA de CV	2,600	2,357
Grupo Industrial Saltillo SA de CV	100,600	165,945
Grupo Iusacell SA de CV *	6	68
Grupo Kuo SA de CV *	164,700	143,304
Grupo Mexicano de Desarrollo SA de CV *	69,300	304,628
Industrias CH SA de CV, Series B *	358,600	1,426,821
Organizacion Soriana SA de CV, Series B	321,400	1,035,571
Vitro SA de CV, ADR	92,452	648,089

		45,553,170
Philippines - 0.69%
Belle Corp. *	1,800,000	44,699
China Banking Corp. *	2,880	50,878
DMCI Holdings, Inc.	734,000	131,459
Empire East Land Holdings, Inc. *	5,890,000	88,261
Filinvest Development Corp.	404,000	51,436
Filinvest Land, Inc. *	11,798,750	401,896
First Philippine Holdings Corp.	281,100	481,313
Metropolitan Bank & Trust Company	639,500	760,172
Petron Corp.	2,663,000	328,308
Rizal Commercial Banking Corp.	311,400	164,346
Security Bank Corp.	127,400	197,880
Semirara Mining Corp.	122,000	79,947
Union Bank of Philippines	156,800	182,524
Universal Robina Corp.	1,082,100	379,219

		3,342,338
Poland - 3.55%
ABG Ster-Projekt SA	30,807	74,871

The accompanying notes are an integral part of the financial statements.	163

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Poland (continued)
Agora SA	46,104	$848,926
Alchemia SA *	26,056	109,660
Bank BPH SA	10,346	3,350,300
Boryszew SA *	21,709	162,160
Computerland SA	4,128	89,856
Debica SA	8,157	305,740
Echo Investment SA *	27,657	884,025
Fabryka Kotlow Rafako SA *	16,639	74,932
Fabryki Mebli Forte SA	23,417	80,708
Farmacol SA *	11,889	208,226
Firma Chemiczna Dwory SA *	4,152	274,911
Grupa Kety SA	11,048	848,663
Grupa Lotos SA	50,205	783,761
Impexmetal SA	2,982	314,865
Kredyt Bank SA	45,127	372,949
Krosno SA *	24,404	69,575
Mostostal Plock SA	1,755	64,777
Netia SA *	110,811	158,212
Opoczno SA *	9,479	194,162
Orbis SA	34,217	858,181
Pekaes SA *	6,381	32,020
Polski Koncern Miesny Duda SA *	12,768	51,696
Polski Koncern Naftowy Orlen SA *	285,989	5,871,814
Praterm SA *	3,332	60,793
Prokom Software SA	13,280	621,315
Prosper SA	6,203	46,875
Softbank SA	4,567	133,702
Zaklady Tluszczowe Kruszwica SA	1,270	23,107
Zelmer SA	7,579	171,650

		17,142,432
South Africa - 11.09%
Adcorp Holdings, Ltd.	10,327	51,954
Aeci, Ltd.	91,440	1,012,287
Afgri, Ltd.	325,008	281,226
African Oxygen, Ltd.	29,934	137,743
African Rainbow Minerals, Ltd. *	77,899	1,279,557
AG Industries, Ltd. *	94,914	57,568
Allied Technologies, Ltd.	11,687	102,756
Amalgamated Appliance Holding Company,
Ltd. *	46,719	24,858
Argent Industrial, Ltd.	55,365	151,013
Astral Foods, Ltd.	8,106	139,391
Aveng, Ltd.	68,362	504,371
AVI, Ltd.	193,728	527,331
Barloworld, Ltd.	26,940	461,297
Bytes Technology Group, Ltd.	35,480	87,825
Capitec Bank Holdings, Ltd.	6,964	35,966
Caxton & CTP Publishers and Printers, Ltd.	152,748	337,846
Ceramic Industries, Ltd.	1,781	35,030
City Lodge Hotels, Ltd.	5,411	57,015
DataTec, Ltd.	130,971	768,354
Dimension Data Holdings, Ltd.	260,585	300,133

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Distell Group, Ltd.	6,321	$55,519
Ellerine Holdings, Ltd.	55,895	584,327
Famous Brands, Ltd. *	21,997	50,582
Gijima Ast Group, Ltd. *	338,993	44,057
Gold Fields, Ltd., ADR	317,258	4,809,631
Gold Reef Resorts, Ltd.	18,411	80,798
Grindrod, Ltd.	73,852	254,381
Harmony Gold Mining Company, Ltd., SADR *	178,931	1,601,432
Highveld Steel & Vanadium Corp., Ltd.	3,483	49,089
Hulamin, Ltd.	13,561	47,121
Iliad Africa, Ltd. *	18,612	55,833
Illovo Sugar, Ltd.	15,751	50,636
Imperial Holdings, Ltd.	91,166	1,821,227
JD Group, Ltd.	71,090	691,058
Johnnic Communications, Ltd.	29,319	360,862
Johnnic Holdings, Ltd. *	44,519	94,746
Kap International Holdings, Ltd. *	90,584	41,195
Lewis Group, Ltd.	75,357	651,498
Liberty Group, Ltd.	100,815	1,265,340
Medi-Clinic Corp., Ltd.	45,472	137,987
Metair Investments, Ltd.	99,170	187,082
Metropolitan Holdings, Ltd.	512,656	1,058,763
Mittal Steel South Africa, Ltd.	169,731	2,930,864
Mustek, Ltd.	97,803	122,719
Mvelaphanda Group, Ltd. *	133,929	192,336
Nampak, Ltd. *	282,551	798,728
Nedbank Group, Ltd.	140,866	2,655,485
New Clicks Holdings, Ltd.	39,503	84,391
Northam Platinum, Ltd.	43,977	337,637
Nu-World Holdings, Ltd. *	9,429	34,284
Oceana Group, Ltd.	30,290	75,866
Omnia Holdings, Ltd.	25,339	262,945
Peregrine Holdings, Ltd.	54,272	139,031
Primedia, Ltd. *	25,101	88,081
PSG Group, Ltd.	73,436	271,871
Sanlam, Ltd.	1,983,568	5,967,967
Santam, Ltd.	12,893	203,769
Sappi, Ltd., ADR	71,197	1,139,152
Sasol, Ltd., SADR	378,839	15,240,693
Steinhoff International Holdings, Ltd. *	474,395	1,521,721
Super Group, Ltd.	196,625	338,194
Tiger Wheels, Ltd. *	14,267	14,554
Tongaat Hulett, Ltd.	12,951	180,712
Trans Hex Group, Ltd.	57,462	108,137
Trencor, Ltd.	71,437	348,259
Value Group, Ltd. *	267,946	82,450

		53,486,531
South Korea - 13.18%

Aekyung Petrochemical Company, Ltd.	1,450	59,999
Asia Cement Company, Ltd.	1,280	109,065
Asia Paper Manufacturing Company, Ltd.	2,000	37,752

The accompanying notes are an integral part of the financial statements.	164

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Auk Corp. *	5,400	$27,338
Bohae Brewery Company, Ltd.	530	15,792
Boryung Pharmaceutical Company, Ltd.	1,140	50,417
Byucksan Engineering & Construction
Company, Ltd.	6,140	49,803
C. & Woobang Construction Company, Ltd. *	7,230	38,302
Cambridge Members Company, Ltd.	790	25,392
Cheil Industries, Inc.	14,720	805,756
Chokwang Leather Company, Ltd. *	2,300	22,570
Chosun Refractories Company, Ltd.	270	28,151
Crown Confectionery Company, Ltd.	230	34,205
Dae Chang Industrial Company, Ltd.	2,700	22,895
Dae Dong Industrial Company, Ltd.	2,600	59,085
Dae Han Flour Mills Company, Ltd.	500	98,750
Dae Won Kang Up Company, Ltd.	1,800	40,564
Daeduck Electronics Company, Ltd.	15,700	120,656
Daeduck GDS Company, Ltd.	5,010	54,745
Daehan Synthetic Fiber Company, Ltd.	130	23,830
Daekyo Company, Ltd.	2,480	257,185
Daesang Corp. *	7,470	92,715
Daesung Industrial Company, Ltd.	900	225,329
Daewoo Electronic Components Comapny,
Ltd. *	3,100	22,981
Daewoo Motor Sales Corp.	9,730	489,866
Daewoong Company, Ltd.	620	21,327
Daishin Securities Company, Ltd.	16,960	576,765
DI Corp. *	8,700	26,659
Digital Power Communications Company, Ltd.	14,000	27,638
Dong Ah Tire & Rubber Company, Ltd.	3,100	28,183
Dong Su Industrial Company, Ltd.	3,060	54,261
Dong Wha Pharmaceutical Industrial
Company, Ltd.	1,330	102,773
Dongbang Transport Logistics Company, Ltd.	1,130	42,936
Dongbu Corp.	6,900	227,396
Dongbu Hannong Chemicals Company, Ltd.	2,060	37,520
Dongbu Securities Company, Ltd.	70	1,372
Dongbu Steel Company, Ltd.	7,360	178,005
Dong-Il Corp.	600	56,595
Dongil Paper Manufacturing Comapny, Ltd.	1,300	23,571
Dongkuk Steel Mill Company, Ltd.	15,700	722,146
Dongwon F & B Company, Ltd.	800	60,535
Dongyang Engineering & Construction Corp.	970	61,932
Dongyang Mechatronics Corp.	6,850	88,872
Duksung Company, Ltd.	5,800	22,259
En Paper Manufacturing Company, Ltd. *	7,900	30,292
F&F Company, Ltd.	5,100	27,969
Fursys, Inc.	1,550	43,861
Gaon Cable Company, Ltd.	1,160	62,517
Global & Yuasa Battery Company, Ltd.	4,200	34,453
H.S. R & A Company, Ltd. *	2,200	37,056
Hae In Corp.	4,100	28,767
Halla Engineering & Construction Corp.	2,090	57,603

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Hana Financial Group, Inc.	55,800	$2,638,999
HanAll Pharmarceutical Company, Ltd.	10,000	51,904
Hancook Tire Company (The), Ltd.	51,710	1,132,646
Handok Pharmaceuticals Company, Ltd.	1,000	26,657
Handsome Company, Ltd.	10,200	153,730
Hanil Cement Manufacturing Company, Ltd.	2,150	247,933
Hanil Construction Company, Ltd.	2,760	68,519
Hanil E-Wha Company, Ltd.	6,400	21,339
Hanjin Shipping Company, Ltd.	28,500	1,593,700
Hanjin Transportation Company, Ltd.	3,370	190,279
Hankook Cosmetics Company, Ltd.	6,300	25,505
Hankuk Electric Glass Company, Ltd.	1,930	46,507
Hankuk Glass Industries, Inc.	1,820	75,555
Hankuk Paper Manufacturing Company, Ltd.	1,520	74,512
Hanmi Capital Company, Ltd.	3,100	55,207
Hanshin Construction Company, Ltd.	3,010	100,149
Hansol Chemical Company, Ltd.	3,500	44,588
Hansol Paper Company, Inc. *	13,550	234,770
Hanssem Company, Ltd.	6,330	43,847
Hanwha Chem Corp.	25,750	674,097
Hanwha Securities Company, Ltd.	11,080	214,861
Hanwha Timeworld Company, Ltd.	1,700	34,211
Hanyang Securities Company, Ltd.	3,390	73,025
Heung-A Shipping Company, Ltd.	19,140	86,391
Honam Petrochemical Corp.	7,610	1,174,625
Hotel Shilla Company, Ltd.	15,690	417,892
Husteel Company, Ltd.	1,100	29,910
Hwa Shin Company, Ltd.	14,690	54,790
Hwa Sung Industrial Company, Ltd.	3,530	72,569
Hyosung Corp.	11,870	868,228
Hyundai Cement Company, Ltd.	2,370	133,372
Hyundai DSF Company, Ltd.	2,800	40,115
Hyundai H & S Company, Ltd.	430	45,624
Hyundai Hysco Company, Ltd.	21,140	287,087
Hyundai Motor Company, Ltd.	86,926	6,441,631
Hyundai Pharmaceutical Industrial Company,
Ltd.	940	45,113
Hyundai Securities Company, Ltd.	37,820	1,152,676
Hyundai Steel Company	21,890	1,751,261
Il Dong Pharmaceutical Company, Ltd.	710	37,712
Iljin Diamond Company, Ltd.	1,400	30,567
Iljin Electric, Ltd.	7,000	60,403
Ilsung Pharmaceutical Company, Ltd.	990	141,851
Inzi Controls Company, Ltd.	6,490	49,274
Isu Chemical Company, Ltd.	1,800	29,739
Jahwa Electronics Company, Ltd.	5,200	38,487
Jeil Mutual Savings Bank	1,850	18,509
Jeonbuk Bank, Ltd.	9,500	98,515
Joongang Construction Company, Ltd.	2,700	57,902
KCC Corp.	2,250	1,150,984
KCTC	1,100	45,620
Keangnam Enterprises, Ltd.	3,110	139,552

The accompanying notes are an integral part of the financial statements.	165

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Keyang Electric Machinery Company, Ltd.	18,120	$60,245
KG Chemical Corp.	5,600	71,630
Kia Motors Corp. *	100,940	1,364,949
Kirin Company, Ltd. *	1,540	2,024
Kiswire, Ltd.	3,020	146,718
Kolon Engineering &
Construction Company, Ltd.	3,130	53,664
Kolon Industries, Inc. *	3,960	146,129
Korea Airport Service Company, Ltd.	1,020	69,311
Korea Cast Iron Pipe Industries Company, Ltd.	6,600	50,060
Korea Circuit Company, Ltd. *	5,500	24,099
Korea Development Corp.	2,330	69,383
Korea Electric Terminal Company, Ltd.	2,340	62,216
Korea Exchange Bank	50,130	794,035
Korea Flange Company, Ltd.	1,830	32,155
Korea Iron & Steel Company, Ltd.	3,370	322,638
Korea Kumho Petrochemical Company, Ltd.	4,400	346,094
Korea Mutual Savings Bank	870	27,531
Korea Polyol Company, Ltd.	1,522	116,977
Korean Air Lines Company, Ltd.	18,990	1,285,895
Korean Petrochemical Ind. Company, Ltd.	2,450	197,429
KP Chemical Corp. *	27,830	354,265
KT Freetel Company, Ltd.	51,100	1,660,689
KTB Network Corp. *	11,890	106,587
Kukdo Chemical Company, Ltd.	1,520	54,722
Kumho Investment Bank	5,750	72,832
Kumho Tire Company, Inc.	20,800	351,953
Kumkang Industrial Company, Ltd.	1,400	23,525
Kwang Dong Pharmaceutical Company, Ltd.	12,810	72,586
Kyeryong Construction
Industrial Company, Ltd.	2,550	164,369
Lee Ku Industrial Company, Ltd. *	8,740	17,745
LG Chem, Ltd.	13,400	1,394,440
LG Corp.	13,370	767,488
LG Dacom Corp.	20,670	539,682
LG Electronics, Inc.	29,920	2,295,746
LG International Corp.	9,400	311,810
Lotte Chilsung Beverage Company, Ltd.	310	476,324
Lotte Confectionery Company, Ltd.	400	681,624
Lotte Samkang Company, Ltd.	350	96,790
LS Cable, Ltd.	6,135	629,981
Manho Rope & Wire, Ltd.	280	28,278
Meritz Investment Bank *	31,690	83,764
Meritz Securities Company, Ltd.	7,210	108,424
Moorim Paper Company, Ltd.	4,880	69,583
Namhae Chemical Corp.	15,130	117,007
Namyang Dairy Products Company, Ltd.	200	209,965
Nong Shim Company, Ltd.	730	186,783
Nong Shim Holdings Company, Ltd.	1,340	128,282
Ottogi Corp.	706	121,900
Pang Rim Company, Ltd.	950	24,614
PaperCorea, Inc.	2,900	29,965

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Pohang Coated Steel Company, Ltd.	1,600	$42,289
Poonglim Industrial Company, Ltd.	5,520	58,317
Poongsan Corp.	8,220	223,474
Pulmuone Company, Ltd.	1,110	53,069
Pumyang Construction Company, Ltd.	1,610	32,563
Pusan Bank	48,000	894,516
Pusan City Gas Company, Ltd.	3,700	111,159
S&T Dynamics Company, Ltd.	10,410	166,469
Saehan Industries, Inc. *	17,230	218,242
Saehan Media Company, Ltd. *	18,800	47,846
Sam Kwang Glass Industrial Company, Ltd.	800	34,511
Sam Lip General Foods Company, Ltd.	3,850	52,660
Sam Young Electronics Company, Ltd.	5,610	57,056
Sambu Construction Company, Ltd.	2,400	169,386
Samick Musical Instruments Company, Ltd. *	8,830	9,457
Samick THK Company, Ltd.	11,120	57,525
Samjin Pharmaceutical Company, Ltd.	1,040	62,400
Samsung Corp.	69,760	4,749,064
Samsung Electro-Mechanics Company, Ltd.	18,100	1,000,957
Samsung Fine Chemicals Company, Ltd.	7,550	426,094
Samsung SDI Company, Ltd.	18,020	1,184,569
Samwhan Corp.	3,850	136,432
Samyang Corp.	2,060	160,379
Samyang Genex Company, Ltd.	800	88,764
Samyang Tongsang Company, Ltd.	690	24,951
Samyung Trading Company, Ltd. *	4,500	30,983
Savezone I & C Corp. *	16,880	66,302
Seah Besteel Corp.	5,550	143,116
SeAH Holdings Corp.	1,020	156,464
Sebang Company, Ltd.	5,070	93,532
Sejong Industrial Company, Ltd.	7,830	55,444
Sempio Foods Company, Ltd.	940	23,084
Sgwicus Corp. *	4,800	20,389
SH Chemical Company, Ltd. *	2,700	24,808
Shin Poong Pharmaceutical Company, Ltd.	1,880	61,141
Shinhan Engineering & Construction
Company, Ltd.	3,177	95,210
Shinhan Financial Group Company, Ltd., ADR	33,500	4,154,000
Shinheung Securities Company, Ltd.	3,650	56,832
Shinsegae Engineering & Construction
Company, Ltd.	1,110	53,139
Shinsung ENG Company, Ltd.	12,890	64,449
Shinyoung Securities Company, Ltd.	3,180	208,507
Silla Company, Ltd.	3,180	33,375
Sindo Ricoh Company, Ltd.	2,940	223,558
SJM Company, Ltd.	8,130	53,671
SK Gas Company, Ltd.	2,662	227,449
SKC Company, Ltd.	8,390	277,131
SL Corp.	5,830	59,510
Ssangyong Cement Industrial Company, Ltd. *	21,560	378,504
Ssangyong Motor Company, Ltd. *	27,890	170,380
Suheung Capsule Company, Ltd.	2,900	23,589

The accompanying notes are an integral part of the financial statements.	166

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Sung Bo Chemicals Company, Ltd.	410	$19,009
Sung Chang Enterprise Company, Ltd.	1,680	59,523
Sungjee Construction Company, Ltd.	2,210	43,134
Sungshin Cement Company, Ltd. *	5,760	117,255
Sungwon Corp. *	4,230	72,943
Sunjin Company, Ltd.	1,010	41,981
Tae Kyung Industrial Company, Ltd.	14,930	68,556
Taegu Department Store Company, Ltd.	2,740	50,464
Taekwang Industrial Company, Ltd.	120	189,288
Taeyoung Engineering & Construction, Ltd.	4,630	61,604
Taihan Electric Wire Company, Ltd.	4,000	191,765
Telcoware Company, Ltd.	4,000	47,129
Trybrands, Inc. *	8,760	47,973
TS Corp.	1,100	53,239
Unid Company, Ltd.	2,000	85,462
Union Steel Company, Ltd.	3,060	92,965
Wiscom Company, Ltd.	3,680	17,887
Woongjin Holdings Company, Ltd.	2,870	51,345
Woori Investment & Securities Company, Ltd.	26,930	756,463
Yesco Company, Ltd.	1,480	60,666
Yoosung Enterprise Company, Ltd.	9,880	51,359
Youlchon Chemical Company, Ltd.	9,090	106,577
Young Poong Corp.	112	76,236
Youngone Corp.	11,950	122,995
Yuhwa Securities Company, Ltd.	1,000	24,791

		63,571,575
Taiwan - 11.93%

Acbel Polytech, Inc. *	227,000	145,592
Achem Technology Corp.	103,000	48,962
AGV Products Corp. *	199,000	89,769
Allis Electric Company, Ltd.	135,000	43,000
Ambassador Hotel Company, Ltd.	48,000	40,104
Arima Computer Corp. *	490,000	119,629
Arima Optoelectronics Corp.	40,134	55,581
Asia Polymer Corp.	106,000	69,111
Avision, Inc.	77,376	45,586
Bank of Kaohsiung, Ltd.	197,000	137,892
Behavior Technology Computer Corp. *	122,000	68,427
BenQ Corp. *	1,324,000	620,877
BES Engineering Corp.	764,000	242,558
Carnival Industrial Corp. *	198,000	54,976
Cathay Chemical Works, Inc.	73,000	30,600
Cathay Real Estate Development
Company, Ltd.	190,000	88,686
Central Reinsurance Company, Ltd.	140,700	64,396
Chang Hwa Commercial Bank, Ltd.	2,733,000	1,714,448
Charoen Pokphand Enterprise Company, Ltd.	122,000	69,120
Cheng Loong Corp.	539,000	210,625
Chenming Mold Industrial Corp.	88,008	32,268
Chi Mei Optoelectronics Corp.	2,076,880	2,102,904
Chia Hsin Cement Corp. *	285,000	222,084
Chien Shing Stainless Steel Company, Ltd. *	181,000	59,901

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
China Airlines, Ltd.	892,874	$350,182
China Chemical & Pharmaceutical Company,
Ltd.	129,000	83,376
China Development Financial Holdings Corp.	6,029,000	2,458,668
China Electric Manufacturing Corp.	170,000	88,090
China General Plastics Corp. *	215,000	55,579
China Glaze Company, Ltd.	107,590	54,498
China Manmade Fibers Corp. *	595,000	226,448
China Motor Company, Ltd.	382,905	339,570
China Petrochemical Development Corp. *	1,054,000	471,580
China Steel Structure Company, Ltd.	32,000	18,072
China Wire & Cable Company, Ltd. *	120,000	31,091
Chin-Poon Industrial Company, Ltd.	145,000	143,110
Chun Yu Works & Company, Ltd.	88,000	27,628
Chun Yuan Steel Industrial Company, Ltd.	235,425	98,526
Chung Hwa Pulp Corp.	206,000	114,991
Chunghwa Picture Tubes, Ltd. *	4,029,000	1,035,776
CMC Magnetics Corp. *	1,919,000	842,857
Collins Company, Ltd.	222,000	83,059
Compeq Manufactuing Company, Ltd.	610,000	261,955
Continental Engineering Corp.	353,000	204,588
Cosmos Bank Taiwan *	766,000	128,283
Da-Cin Construction Company, Ltd.	77,000	34,882
Delpha Construction Company, Ltd. *	174,000	49,565
E.Sun Financial Holding Company, Ltd. *	2,016,000	1,064,360
Eastern Media International Corp. *	519,000	128,621
Edom Technology Company, Ltd.	64,000	41,892
Elitegroup Computer Systems Company, Ltd.	530,000	343,481
Enlight Corp.	164,799	54,721
EVA Airways Corp. *	884,000	326,759
Everest Textile Company, Ltd.	140,000	37,293
Evergreen International Storage & Transport
Corp.	453,000	230,938
Evergreen Marine Corp.	725,000	469,420
Everlight Chemical Industrial Corp.	38,000	29,783
Everspring Industry Company, Ltd. *	61,000	21,137
Evertop Wire Cable Corp.	93,596	33,242
Excel Cell Electronic Company, Ltd.	29,000	18,601
Far Eastern Department Stores Company, Ltd.	458,640	457,586
Far Eastern International Bank	938,000	419,303
Federal Corp.	225,630	153,443
First Copper Technology Company, Ltd.	108,000	44,353
First Financial Holding Company, Ltd.	2,823,360	1,951,879
Formosa Taffeta Company, Ltd.	346,000	393,047
Fubon Group Company, Ltd.	2,720,000	2,345,252
Fwusow Industry Company, Ltd.	100,000	33,804
Gigabyte Technology Company, Ltd.	389,000	354,439
Gigastorage Corp. *	146,000	51,062
Goldsun Development & Construction
Company, Ltd.	654,000	370,284
Gordon Auto Body Parts Company, Ltd.	49,440	23,449
Grand Pacific Petrochemical Corp. *	285,000	109,229

The accompanying notes are an integral part of the financial statements.	167

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Grape King, Inc.	108,000	$91,247
Great China Metal Industry Company, Ltd.	137,000	71,535
Hey Song Corp.	218,000	94,941
Hitron Technology, Inc. *	103,000	42,232
Ho Tung Chemical Corp. *	312,000	108,820
Hocheng Group Corp. *	130,000	62,652
Hold-Key Electric Wire & Cable Company, Ltd. *	132,000	47,326
Hsing TA Cement Company, Ltd.	59,000	20,908
Hua Eng Wire & Cable Company, Ltd.	326,000	114,981
Hua Nan Financial Holdings Company, Ltd.	260,000	171,617
Hung Ching Development Company, Ltd.	114,000	53,086
Hung Sheng Construction Company, Ltd.	72,000	49,589
Hwa Fong Rubber Company, Ltd. *	78,000	25,698
Jui Li Enterprise Company, Ltd.	65,000	27,619
Kang Na Hsiung Enterprise Company, Ltd.	79,000	54,062
Kao Hsing Chang Iron & Steel Corp. *	130,000	37,931
Kindom Construction Company, Ltd.	192,000	81,947
King Yuan Electronics Company, Ltd.	357,491	221,177
King's Town Bank *	324,000	110,508
Kinpo Electronics, Inc.	725,220	277,103
Kwong Fong Industries Corp. *	223,000	63,466
Lan Fa Textile Company, Ltd.	165,640	65,967
Lead Data, Inc. *	205,000	67,754
Lealea Enterprise Company, Ltd. *	310,000	96,716
Leofoo Development Company, Ltd. *	86,000	45,907
Li Peng Enterprise Company, Ltd. *	281,600	117,573
Lien Hwa Industrial Corp.	307,838	182,277
Lingsen Precision Industries, Ltd.	136,000	64,917
Long Chen Paper Company, Ltd.	217,498	91,324
Lucky Cement Corp.	128,000	49,447
Macronix International Company, Ltd., ADR *	8,326	49,123
Macronix International Company, Ltd. *	1,860,000	1,152,602
Mega Financial Holding Company, Ltd.	6,070,000	3,779,300
Mercuries & Associates, Ltd.	194,000	139,593
Micro-Star International Company, Ltd.	534,126	551,023
Namchow Chemical Industrial, Ltd. *	100,000	36,687
Nanya Technology Corp.	978,057	719,299
Nien Hsing Textile Company, Ltd.	254,000	177,155
Optimax Technology Corp. *	319,000	144,815
Pacific Construction Company, Ltd. *	267,000	54,001
Prodisc Technology, Inc. *	540,000	124,586
Quintain Steel Company, Ltd. *	169,000	42,149
Ralec Electronic Corp. *	39,000	70,864
Rexon Industrial Corp., Ltd. *	153,000	54,296
Ritek Corp. *	1,545,000	464,365
Sampo Corp. *	300,000	62,047
Sanyang Industrial Company, Ltd.	270,000	202,866
Sanyo Electric Taiwan Company, Ltd.	28,000	25,166
Sesoda Corp.	93,000	59,824
Sheng Yu Steel Company, Ltd.	51,000	50,722
Shinkong Insurance Company, Ltd.	106,560	61,626
Shinkong Synthetic Fibers Corp. *	709,000	265,273

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Shuttle, Inc. *	122,000	$62,615
Silicon Integrated Systems Corp.	445,000	218,430
Sinon Corp.	164,000	59,005
SinoPac Holdings Company, Ltd.	3,966,000	1,881,147
Sintek Photronic Corp. *	180,000	56,542
Siward Crystal Technology Company, Ltd. *	60,000	49,450
Southeast Cement Company, Ltd.	147,000	58,458
Standard Foods Corp.	98,000	54,844
Stark Technology, Inc.	95,000	52,185
T JOIN Transportation Company, Ltd. *	54,000	23,358
Ta Chong Bank, Ltd. *	1,009,000	319,738
Ta Ya Electric Wire & Cable Company, Ltd. *	235,000	85,704
Tah Hsin Industrial Company, Ltd.	73,000	50,310
Taichung Commercial Bank *	734,000	300,463
Tainan Spinning Company, Ltd.	693,000	350,177
Taishin Financial Holdings Company, Ltd. *	2,815,000	1,410,904
Taisun Enterprise Company, Ltd. *	220,000	66,848
Taita Chemical Company, Ltd. *	93,000	29,906
Taiwan Acceptance Corp.	46,000	28,955
Taiwan Business Bank *	1,731,000	486,258
Taiwan Cooperative Bank	1,457,500	1,005,252
Taiwan Fire & Marine Insurance Company, Ltd.	77,000	63,627
Taiwan Fu Hsing Industrial Company, Ltd.	83,000	62,717
Taiwan Glass Industrial Corp.	480,048	436,754
Taiwan Kai Yih Industrial Company, Ltd.	119,180	63,790
Taiwan Kolin Company, Ltd. *	350,000	148,525
Taiwan Mask Corp.	94,000	54,448
Taiwan Pulp & Paper Corp. *	179,000	59,724
Taiwan Sakura Corp. *	87,000	38,942
Taiwan Styrene Monomer Corp. *	241,000	112,508
Taiwan Tea Corp. *	374,000	207,972
Taiyen Biotech Company, Ltd.	131,000	102,740
Tatung Company, Ltd. *	1,401,000	659,857
Teapo Electronic Corp. *	205,000	58,024
Teco Electric & Machinery Company, Ltd.	1,123,000	630,116
Tecom Company, Ltd.	108,000	97,575
Tex-Ray Industrial Company, Ltd.	90,000	52,520
Ton Yi Industrial Corp.	597,000	339,561
Tsann Kuen Enterprise Company, Ltd. *	111,000	148,806
Twinhead International Corp. *	224,000	41,688
Tycoons Group Enterprise Company, Ltd. *	238,000	52,981
Tze Shin International Company, Ltd.	92,220	59,035
Union Bank of Taiwan *	526,000	132,561
Unitech Electronics Company, Ltd.	101,299	52,470
United Microelectronics Corp.	12,527,000	7,072,170
Universal Cement Corp. *	248,600	120,803
UPC Technology Corp.	327,540	226,311
USI Corp.	328,000	141,983
U-Tech Media Corp. *	180,000	63,607
Walsin Lihwa Corp.	1,885,000	925,999
Walsin Technology Corp.	265,000	269,840
Waterland Financial Holding Company	1,037,340	320,750

The accompanying notes are an integral part of the financial statements.	168

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Wei Chih Steel Industrial Company, Ltd. *	110,000	$30,207
Winbond Electronics Corp.	2,245,000	674,788
Wintek Corp.	498,000	570,899
WUS Printed Circuit Company, Ltd. *	254,000	83,060
Yageo Corp.	1,615,000	619,526
Yang Ming Marine Transport Corp. *	846,000	597,682
Yi Jinn Industrial Company, Ltd. *	314,000	59,256
Yieh Phui Enterprise Company, Ltd.	645,000	285,629
Yosun Industrial Corp.	148,050	127,104
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	714,070	301,555
Yulon Motor Company, Ltd.	506,429	553,797
Yungtay Engineering Company, Ltd.	176,000	133,874
Zig Sheng Industrial Company, Ltd. *	189,000	55,454

		57,546,341
Thailand - 3.04%

Aapico Hitech PCL	192,300	72,862
Adkinson Securities PCL *	2,243,400	64,732
Bangkok Bank PCL, NVDR	1,142,800	3,960,264
Bangkok Expressway PCL	300,700	212,970
Bangkok Insurance PCL	2,500	19,965
Bangkok Land PCL *	6,465,300	175,247
Bank of Ayudhya PCL, NVDR	720,000	562,032
Cal-Comp Electronics Thailand PCL	1,014,300	199,549
Charoen Pokphand Foods PCL	2,954,000	402,936
CS Loxinfo PCL	213,700	25,661
Delta Electronics Thailand PCL	321,600	199,653
Erawan Group PCL	420,000	50,679
Hemaraj Land & Development PCL	5,223,400	204,003
Home Product Center PCL	897,844	130,843
Jasmine International PCL	3,860,700	52,886
KGI Securities Thailand PCL	1,922,600	163,625
Kiatnakin Finance PCL	282,500	240,837
Krung Thai Bank PCL	4,491,100	1,479,094
Krungthai Card PCL	126,000	106,500
Loxley PCL	988,200	53,284
Magnecomp Precision Technology PCL, NVDR *	155,700	11,527
Magnecomp Precision Technology PCL *	370,000	27,391
MBK PCL	57,800	96,867
MK Real Estate Development PCL	691,500	49,983
Nakornthai Strip Mill PCL *	4,900,000	45,701
National Finance PCL	793,700	358,565
Polyplex PCL	190,000	35,718
Power Line Engineering PCL	246,200	41,261
Pranda Jewelry PCL	214,300	55,589
PTT Chemical PCL	584,500	1,873,943
Quality House PCL	3,882,100	194,614
Raimon Land PCL *	1,160,000	36,495
Regional Container Lines PCL	209,100	175,215
Robinson Department Store PCL	331,700	101,511
Saha-Union PCL	134,800	73,863
Sahaviriya Steel Industries PCL	6,536,000	180,973

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
Samart I-Mobile PCL	224,500	$122,359
Sansiri PCL	1,102,100	118,851
SC Asset Corp. PCL	168,200	42,405
Seamico Securities PCL	421,400	48,883
Shin Satellite PCL *	544,900	168,346
Siam Commercial Bank PCL	224,000	522,297
Siam Industrial Credit PCL	402,200	44,311
Sino Thai Engineering & Construction PCL *	512,900	87,452
Srithai Superware PCL	204,700	46,835
Supalai PCL	985,400	106,266
Tata Steel Thailand PCL	2,220,800	106,800
Thai Plastic & Chemical PCL	292,800	158,732
Thai Union Frozen Products PCL, Foreign
Shares	341,400	244,781
Thoresen Thai Agencies PCL	80,100	123,734
Ticon Industrial Connection PCL	88,400	50,500
Tipco Asphalt PCL	103,300	84,302
TMB Bank PCL *	4,898,600	274,127
TPI Polene PCL	921,000	450,971
Vanachai Group PCL	672,000	92,055
Vinythai PCL	100,000	22,005

		14,652,850
Turkey - 3.69%

Adana Cimento Sanayii TAS	136,519	80,903
Akenerji Elektrik Uretim AS *	23,145	156,922
Aksa Akrilik Kimya Sanayii AS	43,831	109,507
Aksigorta AS	116,242	783,915
Alarko Carrier Sanayii Ve Ticaret AS	4,144	51,963
Alarko Holding AS	57,211	145,456
Alkim Alkali Kimya AS	9,414	43,229
Anadolu Cam Sanayii AS	29,117	108,882
Anadolu Isuzu Otomotiv Sanayi AS	7,282	45,745
Anadolu Sigorta AS, Class B	147,500	254,204
Ayen Enerji AS *	60,166	131,511
Aygaz AS	91,482	328,407
Bagfas Bandirma Gubre Fabrikalari AS	1,633	57,245
Banvit Bandirma Vitaminli Yem Sanayii
Ticaret AS *	30,982	81,430
BatiSoke AS	17,732	45,122
Bolu Cimento Sanayii AS	83,405	177,485
Borusan Mannesmann Boru Sanayi AS	13,810	126,927
Bossa Ticaret ve Sanayi Isletmeleri TAS	35,235	44,474
Brisa Bridgestone Sabanci Lastik San Ve Tic
AS	831	48,803
Cemtas Celik Makina Sanayi ve Ticaret AS *	56,218	80,548
Cimsa Cimento Sanayi ve Ticaret AS	47,945	351,728
Deva Holding AS *	9,443	99,729
Dogan Sirketler Grubu Holdings AS *	657,822	1,258,560
Dogus Otomotiv Servis ve Ticaret AS	47,528	259,544
Eczacibasi Ilac Sanayi AS *	55,531	210,856
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret
AS *	20,408	46,935

The accompanying notes are an integral part of the financial statements.	169

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
EGE Seramik Sanayi ve Ticaret AS *	26,340	$44,353
Eregli Demir ve Celik Fabrikalari TAS	391,516	3,073,480
Gentas Genel Metal Sanayi ve Ticaret AS *	46,226	60,371
Global Yatirim Holding AS *	146,381	171,134
Goldas Kuyumculuk Sanayi AS *	54,847	84,965
Goodyear Lastikleri TAS *	3,921	47,469
GSD Holding AS *	221,249	258,088
Gunes Sigorta AS *	31,526	59,204
Hektas Ticaret TAS	57,406	54,016
Ihlas Holding AS *	331,640	190,676
Izmir Demir Celik Sanayi AS *	27,749	56,400
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS *	140,183	187,143
Kartonsan Karton Sanayi ve Ticaret AS *	638	40,231
Konya Cimento Sanayii AS	977	43,561
Kordsa Global Endustriyel Iplik ve Kord Bezi
Sanayi ve Ticaret Anonim Sirketi AS *	27,311	88,499
Mardin Cimento Sanayii ve Ticaret AS	8,752	50,946
Marmaris Marti Otel Isletmeleri AS *	71,538	66,258
Menderes Tekstil Sanayi ve Ticaret AS *	126,374	72,076
Mutlu Aku ve Malzemeleri Sanayi AS *	28,331	61,991
Net Turizm Ticaret ve Sanayi AS *	49,168	49,291
Nortel Networks Netas Telekomunikasyon AS	2,177	53,264
Parsan Makina Parcalari Sanayii AS *	24,048	43,703
Pinar Entegre Et ve Un Sanayi AS	36,324	115,875
Pinar Sut Mamulleri Sanayii AS	15,498	86,355
Sanko Pazarlama Ithalat Ihracat AS *	20,076	54,998
Sarkuysan Elektrolitik Bakir AS	37,152	103,483
Tekstil Bankasi AS *	100,695	162,964
Trakya Cam Sanayi AS	99,048	338,111
Turk Demir Dokum Fabrikalari AS *	15,130	107,951
Turk Prysmian Kablo ve Sistemleri AS	17,593	50,328
Turk Sise ve Cam Fabrikalari AS	185,687	778,863
Turkiye Is Bankasi AS	1,150,454	5,619,948
Ulker Gida Sanayi ve Ticaret AS	20,625	85,976
Usas Ucak Servisi AS	18,304	41,612
Vestel Elektronik Sanayi ve Tracaret AS *	72,630	164,904
Zorlu Enerji Elektrik Uretim AS *	37,761	132,660

		17,831,177

TOTAL COMMON STOCKS (Cost $436,023,857)		$455,857,962

PREFERRED STOCKS - 5.09%

Brazil - 5.09%
Acesita SA	3,700	140,992
Bardella SA Industrias Mecanicas *	916	70,973
Centrais Eletricas de Santa Catarina SA,
Series B	19,900	390,073
Companhia de Tecidos de Norte de Minas SA	10,000	61,477
Fabrica de Produtos Alimenticios Vigor SA *	70,000	97,805
Forjas Taurus SA	99,900	563,403
Klabin SA, ADR	771,000	2,264,191
Marcopolo SA *	102,100	416,036

Emerging Markets Value Fund (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Metalurgica Gerdau SA	168,300	$5,258,841
Petroquimica Uniao SA *	13,000	97,754
Suzano Bahia Sul Papel & Celulose SA,
Series A	137,900	1,891,028
Suzano Petroquimica SA	104,013	502,044
Telemar Norte Leste SA *	100,000	3,404,126
Uniao de Industrias Petroquimicas SA	354,100	392,205
Usinas Siderurgicas de Minas Gerais SA	151,800	9,013,752

		24,564,700

TOTAL PREFERRED STOCKS (Cost $21,840,510)		$24,564,700

RIGHTS - 0.02%

Malaysia - 0.02%
Bandar Raya Developments BHD (Expiration
Date 09/10/2007, Strike Price 0.1 MYR)	109,305	59,000
South Korea - 0.00%
Hanil Construction Company, Ltd. (Expiration
Date 09/18/2007, Strike Price 16,000
KRW)	712	5,616

TOTAL RIGHTS (Cost $0)		$64,616

REPURCHASE AGREEMENTS - 0.14%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$670,342 on 09/04/2007,
collateralized by $565,000 Federal
Home Loan Mortgage Corp.,
6.75% due 03/15/2031 (valued at
$688,594, including interest)	$670,000	$670,000

TOTAL REPURCHASE AGREEMENTS
(Cost $670,000)		$670,000

Total Investments (Emerging Markets Value Fund)
(Cost $458,534,367) - 99.73%		$481,157,278
Other Assets in Excess of Liabilities - 0.27%		1,317,649

TOTAL NET ASSETS - 100.00%		$482,474,927

The portfolio had the following five top industry concentrations as of
August 31, 2007 (as a percentage of total net assets):

Banking	13.06%
International Oil	5.74%
Financial Services	5.40%
Steel	5.27%
Automobiles	4.96%

The accompanying notes are an integral part of the financial statements.	170

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.03%

Advertising - 0.96%
inVentiv Health, Inc. *	13,445	$533,229

Aerospace - 4.01%
BE Aerospace, Inc. *	16,080	626,638
HEICO Corp., Class A	17,458	637,915
Moog, Inc., Class A *	11,430	486,575
Triumph Group, Inc.	6,433	470,960

		2,222,088

Air Travel - 0.74%
Copa Holdings SA, Class A	8,460	410,056

Apparel & Textiles - 5.73%
Crocs, Inc. * (a)	24,600	1,452,384
Iconix Brand Group, Inc. * (a)	25,070	519,701
Lululemon Athletica, Inc. * (a)	2,458	83,744
The Warnaco Group, Inc. *	13,450	469,405
Volcom, Inc. * (a)	16,580	647,118

		3,172,352
Auto Parts - 0.81%
LKQ Corp. *	14,495	449,055
Auto Services - 0.51%
Monro Muffler Brake, Inc.	7,550	284,106

Banking - 3.89%
Alabama National BanCorporation	4,890	257,996
East West Bancorp, Inc.	11,236	402,249
PrivateBancorp, Inc. (a)	8,050	269,514
Signature Bank *	11,825	408,672
United Community Banks, Inc. (a)	17,260	419,245
Virginia Commerce Bancorp, Inc. * (a)	26,884	393,851

		2,151,527
Biotechnology - 3.16%
Illumina, Inc. * (a)	8,330	402,255
Immucor, Inc. *	23,645	788,561
Integra LifeSciences Holdings Corp. * (a)	11,500	558,555

		1,749,371
Broadcasting - 0.74%
Sinclair Broadcast Group, Inc., Class A (a)	33,030	411,554

Business Services - 1.91%
Informatica Corp. *	26,730	373,151
Kenexa Corp. *	12,740	354,044
Watson Wyatt Worldwide, Inc., Class A	7,010	331,643

		1,058,838
Cable & Television - 0.86%
Central European Media Enterprises, Ltd.,
Class A *	5,130	472,986

Cellular Communications - 1.07%
Dobson Communications Corp., Class A *	46,930	592,726

Chemicals - 0.67%
Zoltek Companies, Inc. * (a)	8,970	370,371

Commercial Services - 0.96%
Live Nation, Inc. *	25,720	532,404

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment - 2.39%
Brocade Communications Systems, Inc. *	37,780	$264,460
Internap Network Services Corp. * (a)	20,360	285,651
Micros Systems, Inc. *	12,797	772,171

		1,322,282
Correctional Facilities - 1.37%
The Geo Group, Inc. *	25,460	757,944

Crude Petroleum & Natural Gas - 3.20%
Arena Resources, Inc. *	13,580	833,269
Carrizo Oil & Gas, Inc. * (a)	14,080	552,921
GMX Resources, Inc. * (a)	12,710	387,147

		1,773,337
Electrical Equipment - 1.59%
Anixter International, Inc. *	6,390	490,561
Genlyte Group, Inc. *	5,390	391,152

		881,713
Electronics - 0.58%
II-VI, Inc. *	10,210	318,552

Energy - 1.20%
Energy Conversion Devices, Inc. * (a)	9,620	249,254
Trina Solar, Ltd., SADR *	8,890	416,230

		665,484
Financial Services - 4.95%
Affiliated Managers Group, Inc. * (a)	9,930	1,124,573
GFI Group, Inc. *	9,789	724,386
optionsXpress Holdings, Inc.	19,470	457,934
Stifel Financial Corp. * (a)	7,960	430,954

		2,737,847
Food & Beverages - 1.15%
Hansen Natural Corp. *	14,150	635,476

Healthcare Products - 6.45%
American Medical Systems Holdings, Inc. * (a)	28,390	522,376
Arthrocare Corp. *	5,020	281,220
Conceptus, Inc. * (a)	17,580	307,650
DJO, Inc. *	7,160	348,549
Inverness Medical Innovations, Inc. * (a)	15,620	751,947
Kyphon, Inc. *	4,890	326,994
NutriSystem, Inc. *	4,710	255,423
Nuvasive, Inc. *	10,900	347,710
PSS World Medical, Inc. *	22,520	429,682

		3,571,551
Healthcare Services - 3.85%
Healthextras, Inc. *	9,980	280,538
Psychiatric Solutions, Inc. *	19,962	735,799
Radiation Therapy Services, Inc. * (a)	20,720	468,687
Sun Healthcare Group, Inc. *	26,730	397,475
The Advisory Board Company *	4,304	247,609

		2,130,108

The accompanying notes are an integral part of the financial statements.	171

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants - 0.70%
McCormick & Schmick's Seafood
Restaurants, Inc. *	14-,570	$386,105
Industrial Machinery - 0.69%
Regal-Beloit Corp.	7,550	381,351
Insurance - 2.09%
Castlepoint Holdings, Ltd.	17,990	203,647
ProAssurance Corp. *	9,820	516,336
Tower Group, Inc.	17,438	437,868

		1,157,851
Internet Content - 0.74%
The Knot, Inc. * (a)	19,520	408,944

Internet Software - 1.34%
DealerTrack Holdings, Inc. *	19,390	740,698

Leisure Time - 2.38%
Life Time Fitness, Inc. * (a)	15,420	856,890
WMS Industries, Inc. *	15,705	462,355

		1,319,245
Liquor - 2.35%
Central European Distribution Corp. * (a)	29,705	1,302,861

Manufacturing - 1.67%
Barnes Group, Inc.	16,625	523,023
Spartan Motors, Inc.	27,238	403,122

		926,145
Mutual Funds - 1.00%
iShares Russell 2000 Index Fund (a)	7,000	551,180

Office Furnishings & Supplies - 1.53%
Acco Brands Corp. *	18,780	425,742
Knoll, Inc.	21,990	418,030

		843,772
Petroleum Services - 3.06%
Basic Energy Services, Inc. * (a)	21,750	449,573
Core Laboratories N.V. *	5,270	590,767
Superior Energy Services, Inc. *	16,810	652,564

		1,692,904
Pharmaceuticals - 1.00%
Adams Respiratory Therapeutics, Inc. * (a)	8,810	339,714
Eurand NV *	16,032	213,546

		553,260
Publishing - 0.89%
Consolidated Graphics, Inc. *	7,460	494,449

Real Estate - 2.95%
BioMed Realty Trust, Inc., REIT	16,750	408,365
Jones Lang LaSalle, Inc.	4,110	459,005
Redwood Trust, Inc., REIT (a)	8,820	329,250
Sunstone Hotel Investors, Inc., REIT	16,130	434,865

		1,631,485
Retail Trade - 4.52%
First Cash Financial Services, Inc. *	25,180	539,356

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Hibbett Sports, Inc. *	14,770	$368,364
Longs Drug Stores Corp.	7,770	409,712
NexCen Brands, Inc. *	27,070	184,888
The Men's Wearhouse, Inc.	8,970	454,600
Zumiez, Inc. * (a)	11,265	546,690

		2,503,610
Semiconductors - 5.05%
Emulex Corp. *	22,060	431,053
FormFactor, Inc. *	12,450	564,732
PMC-Sierra, Inc. *	47,890	367,795
Varian Semiconductor Equipment
Associates, Inc. * (a)	18,040	1,003,565
Verigy, Ltd. *	16,205	428,136

		2,795,281
Software - 5.09%
ACI Worldwide, Inc. *	9,360	243,173
Allscripts Healthcare Solution, Inc. * (a)	16,285	368,204
Macrovision Corp. *	17,610	417,885
Monolithic Power Systems, Inc. *	5,800	118,784
Nuance Communications, Inc. * (a)	25,060	471,128
Omniture, Inc. * (a)	12,190	302,434
Solera Holdings, Inc. *	21,797	398,449
Ultimate Software Group, Inc. *	16,020	498,703

		2,818,760
Telecommunications Equipment &

Services - 3.83%
Golden Telecom, Inc. (a)	6,180	424,010
NTELOS Holdings Corp.	26,040	697,351
PAETEC Holding Corp. *	48,140	574,310
Viasat, Inc. *	13,960	426,059

		2,121,730
Telephone - 0.73%
Centennial Communications Corp., Class A *	42,860	402,884

Trucking & Freight - 0.67%
Old Dominion Freight Lines, Inc. *	12,779	368,035

TOTAL COMMON STOCKS (Cost $46,879,923)		$52,605,507

SHORT TERM INVESTMENTS - 26.76%
John Hancock Cash Investment Trust (c)	$14,816,824	$14,816,824

TOTAL SHORT TERM INVESTMENTS
(Cost $14,816,824)		$14,816,824

The accompanying notes are an integral part of the financial statements.	172

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 5.11%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$2,830,446 on 9/4/2007,
collateralized by $2,890,000
Federal National Mortgage
Association, 6.00% due
04/30/2037 (valued at $2,890,000,
including interest)	$2,829,000	$2,829,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,829,000)		$2,829,000

Total Investments (Emerging Small Company Fund)
(Cost $64,525,747) - 126.90%		$70,251,331
Liabilities in Excess of Other Assets - (26.90)%		(14,893,229)

TOTAL NET ASSETS - 100.00%		$55,358,102

Equity-Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.60%

Aerospace - 0.82%
Raytheon Company	122,900	$7,538,686

Agriculture - 0.26%
Archer-Daniels-Midland Company	70,700	2,382,590

Air Travel - 0.30%
Southwest Airlines Company	184,900	2,793,839

Aluminum - 0.59%
Alcoa, Inc.	150,100	5,483,153

Auto Parts - 0.53%
Genuine Parts Company	98,550	4,895,964

Automobiles - 0.24%
Ford Motor Company *	283,000	2,210,230

Banking - 3.52%
Fifth Third Bancorp	229,762	8,200,205
National City Corp.	134,900	3,630,159
Royal Bank of Scotland Group PLC	295,000	3,428,625
SunTrust Banks, Inc.	83,900	6,607,125
US Bancorp	329,000	10,643,150

		32,509,264
Biotechnology - 0.81%
Amgen, Inc. *	150,100	7,521,511

Broadcasting - 0.69%
CBS Corp., Class B	202,200	6,371,322

Building Materials & Construction - 0.75%
Masco Corp.	266,500	6,934,330

Business Services - 1.11%
Computer Sciences Corp. *	75,100	4,201,845

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
H & R Block, Inc.	306,600	$6,082,944

		10,284,789
Cable & Television - 1.74%
Time Warner, Inc.	560,300	10,634,494
Viacom, Inc., Class B *	137,600	5,429,696

		16,064,190
Cellular Communications - 1.15%
ALLTEL Corp.	85,500	5,836,230
Motorola, Inc.	280,300	4,751,085

		10,587,315
Chemicals - 0.89%
E.I. Du Pont de Nemours & Company	169,000	8,238,750

Computers & Business Equipment - 0.96%
Dell, Inc. *	312,700	8,833,775

Construction Materials - 1.01%
USG Corp. * (a)	94,000	3,630,280
Vulcan Materials Company	62,900	5,661,629

		9,291,909
Cosmetics & Toiletries - 4.06%
Avon Products, Inc.	183,800	6,313,530
Colgate-Palmolive Company	141,000	9,351,120
International Flavors & Fragrances, Inc.	152,300	7,650,029
Kimberly-Clark Corp.	82,200	5,646,318
Procter & Gamble Company	130,100	8,496,831

		37,457,828
Crude Petroleum & Natural Gas - 0.43%
Statoil ASA, ADR (a)	108,600	3,125,508
Statoil ASA	30,500	878,611

		4,004,119
Drugs & Health Care - 0.88%
Wyeth	176,400	8,167,320

Electrical Equipment - 0.47%
Cooper Industries, Ltd., Class A	85,000	4,349,450

Electrical Utilities - 2.77%
Ameren Corp.	27,400	1,391,372
Entergy Corp.	84,100	8,714,442
FirstEnergy Corp.	89,475	5,497,344
Pinnacle West Capital Corp. (a)	84,400	3,362,496
TECO Energy, Inc.	94,900	1,503,216
Xcel Energy, Inc.	249,100	5,133,951

		25,602,821
Electronics - 0.55%
Sony Corp.	106,900	5,115,895

Energy - 1.13%
Duke Energy Corp.	255,900	4,693,206
Progress Energy, Inc.	125,800	5,771,704

		10,464,910

The accompanying notes are an integral part of the financial statements.	173

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services - 8.16%
Bank of New York Mellon Corp.	236,400	$9,557,652
Capital One Financial Corp.	66,000	4,267,560
Charles Schwab Corp.	409,400	8,106,120
Citigroup, Inc.	207,596	9,732,101
Countrywide Financial Corp.	178,400	3,541,240
Federal National Mortgage Association	75,600	4,960,116
JP Morgan Chase & Company	450,614	20,061,335
Legg Mason, Inc.	46,900	4,071,858
Merrill Lynch & Company, Inc.	18,800	1,385,560
State Street Corp.	102,400	6,283,264
Wells Fargo & Company	92,900	3,394,566

		75,361,372
Food & Beverages - 3.68%
Campbell Soup Company	92,200	3,480,550
General Mills, Inc.	130,900	7,314,692
Hershey Company	94,300	4,384,950
Kraft Foods, Inc., Class A	165,400	5,302,724
McCormick & Company, Inc.	93,800	3,361,792
Sysco Corp.	75,200	2,510,176
The Coca-Cola Company	141,000	7,582,980

		33,937,864
Gas & Pipeline Utilities - 1.19%
NiSource, Inc.	395,200	7,445,568
Spectra Energy Corp.	150,300	3,494,475

		10,940,043
Healthcare Products - 2.02%
Baxter International, Inc.	110,600	6,056,456
Boston Scientific Corp. *	169,100	2,169,553
Johnson & Johnson	169,000	10,442,510

		18,668,519
Holdings Companies/Conglomerates - 3.20%
General Electric Company	759,900	29,537,313

Homebuilders - 0.29%
D.R. Horton, Inc.	176,900	2,672,959

Household Products - 1.54%
Fortune Brands, Inc.	88,300	7,336,847
Newell Rubbermaid, Inc.	267,000	6,885,930

		14,222,777
Industrial Machinery - 0.68%
Ingersoll-Rand Company, Class A	97,000	5,037,210
Pall Corp.	33,000	1,258,290

		6,295,500
Insurance - 5.69%
American International Group, Inc.	158,765	10,478,490
Chubb Corp.	68,300	3,492,179
Genworth Financial, Inc., Class A	93,800	2,718,324
Lincoln National Corp.	141,098	8,590,046
Marsh & McLennan Companies, Inc.	440,900	11,749,985
Progressive Corp.	188,000	3,823,920
The Travelers Companies, Inc.	140,749	7,113,455

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
UnumProvident Corp.	187,700	$4,593,019

		52,559,418
International Oil - 9.19%
Anadarko Petroleum Corp.	137,800	6,749,444
BP PLC, ADR	104,392	7,031,845
Chevron Corp.	233,760	20,514,778
Exxon Mobil Corp.	229,324	19,659,946
Hess Corp.	159,600	9,794,652
Murphy Oil Corp.	117,000	7,129,980
Royal Dutch Shell PLC, ADR	180,400	13,953,940

		84,834,585
Internet Content - 0.69%
Yahoo!, Inc. *	280,700	6,380,311

Internet Retail - 0.04%
eBay, Inc. *	10,600	361,460

Leisure Time - 0.85%
Walt Disney Company	234,700	7,885,920

Liquor - 1.23%
Anheuser-Busch Companies, Inc.	189,500	9,361,300
Brown Forman Corp., Class B	28,200	2,017,992

		11,379,292
Manufacturing - 3.17%
3M Company (a)	159,500	14,512,905
Honeywell International, Inc.	130,100	7,305,115
Illinois Tool Works, Inc.	128,700	7,486,479

		29,304,499
Office Furnishings & Supplies - 0.70%
Avery Dennison Corp.	107,400	6,421,446

Paper - 1.91%
International Paper Company	370,225	12,998,600
MeadWestvaco Corp.	147,500	4,659,525

		17,658,125
Petroleum Services - 1.25%
BJ Services Company	144,300	3,580,083
Schlumberger, Ltd.	82,300	7,941,950

		11,522,033
Pharmaceuticals - 5.43%
Abbott Laboratories	112,600	5,845,066
Bristol-Myers Squibb Company	248,100	7,232,115
Eli Lilly & Company	215,800	12,376,130
Merck & Company, Inc.	282,000	14,147,940
Pfizer, Inc.	425,500	10,569,420

		50,170,671
Photography - 0.72%
Eastman Kodak Company (a)	248,400	6,624,828

Publishing - 3.20%
Dow Jones & Company, Inc.	155,900	9,205,895
Gannett Company, Inc.	159,600	7,501,200
McGraw-Hill Companies, Inc.	47,200	2,381,712

The accompanying notes are an integral part of the financial statements.	174

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Publishing (continued)
The New York Times Company, Class A (a)	300,500	$6,604,990
Tribune Company	140,144	3,860,967

		29,554,764
Railroads & Equipment - 1.03%
Union Pacific Corp.	84,800	9,461,136

Retail Trade - 2.65%
Bed Bath & Beyond, Inc. *	167,700	5,809,128
Gap, Inc.	121,400	2,277,464
Home Depot, Inc.	213,200	8,167,692
Wal-Mart Stores, Inc.	187,800	8,193,714

		24,447,998
Sanitary Services - 0.60%
Waste Management, Inc.	147,422	5,553,387

Semiconductors - 1.60%
Analog Devices, Inc.	198,500	7,320,680
Applied Materials, Inc.	112,700	2,407,272
Intel Corp.	197,000	5,072,750

		14,800,702
Software - 1.63%
Microsoft Corp.	523,500	15,040,155

Telecommunications Equipment &
Services - 1.54%
Alcatel SA, ADR	75,400	825,630
Nokia Oyj, SADR	157,400	5,175,312
Verizon Communications, Inc.	197,152	8,256,726

		14,257,668
Telephone - 3.75%
AT&T, Inc.	448,673	17,888,593
Qwest Communications International, Inc. *	908,000	8,126,600
Sprint Nextel Corp.	368,900	6,979,588
Windstream Corp.	113,008	1,613,754

		34,608,535
Tobacco - 0.40%
UST, Inc.	74,600	3,676,288

Toys, Amusements & Sporting Goods - 0.62%
Mattel, Inc.	262,900	5,686,527

Trucking & Freight - 0.29%
United Parcel Service, Inc., Class B	35,800	2,715,788

TOTAL COMMON STOCKS (Cost $766,505,486)		$873,645,843

CORPORATE BONDS - 0.12%

Automobiles - 0.12%
Ford Motor Company
4.25% due 12/15/2036	1,043,000	1,121,851

TOTAL CORPORATE BONDS (Cost $1,043,000)		$1,121,851

SHORT TERM INVESTMENTS - 8.59%
John Hancock Cash Investment Trust (c)	$33,726,420	$33,726,420

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
T. Rowe Price Reserve Investment
Fund (c)	$45,630,094	$45,630,094

TOTAL SHORT TERM INVESTMENTS
(Cost $79,356,514)		$79,356,514

REPURCHASE AGREEMENTS - 0.09%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$790,404 on 09/04/2007,
collateralized by $815,000 Federal
National Mortgage Association,
6.03% due 12/14/2029 (valued at
$809,906, including interest)	$790,000	$790,000

TOTAL REPURCHASE AGREEMENTS
(Cost $790,000)		$790,000

Total Investments (Equity-Income Fund)
(Cost $847,695,000) - 103.40%		$954,914,208
Liabilities in Excess of Other Assets - (3.40)%		(31,377,558)

TOTAL NET ASSETS - 100.00%		$923,536,650

Fundamental Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.20%

Advertising - 0.24%
WPP Group PLC, SADR	34,451	$2,454,289

Banking - 2.43%
Commerce Bancorp, Inc. (a)	154,300	5,667,439
Wachovia Corp.	395,941	19,393,190

		25,060,629
Broadcasting - 1.77%
Liberty Media Corp. - Capital, Series A *	28,205	3,074,063
News Corp., Class A	751,700	15,206,891

		18,280,954
Business Services - 3.01%
Dun & Bradstreet Corp.	17,095	1,667,617
H & R Block, Inc.	417,823	8,289,608
Iron Mountain, Inc. *	442,263	12,498,353
Moody's Corp.	185,901	8,523,561

		30,979,139
Cable & Television - 3.34%
Comcast Corp., Special Class A *	1,172,935	30,332,099
Virgin Media, Inc.	172,477	4,104,953

		34,437,052
Coal - 0.60%
China Coal Energy Company, H Shares *	3,155,800	6,227,057

Computers & Business Equipment - 1.88%
Dell, Inc. *	416,700	11,771,775

The accompanying notes are an integral part of the financial statements.	175

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Hewlett-Packard Company	154,484	$7,623,785

		19,395,560
Construction Materials - 1.64%
Martin Marietta Materials, Inc. (a)	74,079	10,000,665
Vulcan Materials Company	76,670	6,901,067

		16,901,732
Containers & Glass - 1.61%
Sealed Air Corp.	626,008	16,557,912

Cosmetics & Toiletries - 1.39%
Avon Products, Inc.	106,212	3,648,382
Procter & Gamble Company	163,200	10,658,592

		14,306,974
Crude Petroleum & Natural Gas - 6.19%
Devon Energy Corp.	309,209	23,286,530
EOG Resources, Inc.	259,588	17,485,848
Occidental Petroleum Corp.	405,582	22,992,443

		63,764,821
Electronics - 1.65%
Agilent Technologies, Inc. *	142,000	5,168,800
Tyco Electronics, Ltd. *	338,047	11,787,699

		16,956,499
Financial Services - 17.93%
American Express Company	798,365	46,800,156
Ameriprise Financial, Inc.	200,313	12,221,096
Bank of New York Mellon Corp.	285,100	11,526,593
Citigroup, Inc.	370,019	17,346,491
Discover Financial Services *	42,287	978,521
E*TRADE Financial Corp. *	58,700	914,546
HSBC Holdings PLC	1,487,865	26,908,608
JP Morgan Chase & Company	834,182	37,137,783
Morgan Stanley	84,575	5,274,943
State Street Corp. (c)	26,875	1,649,050
Wells Fargo & Company	658,566	24,064,002

		184,821,789
Food & Beverages - 1.72%
Diageo PLC, SADR	148,581	12,691,789
Hershey Company	108,483	5,044,459

		17,736,248
Healthcare Products - 1.31%
Covidien, Ltd. *	339,247	13,512,208

Healthcare Services - 2.29%
Cardinal Health, Inc.	127,952	8,749,358
Express Scripts, Inc. *	100,700	5,513,325
UnitedHealth Group, Inc.	187,500	9,376,875

		23,639,558
Holdings Companies/Conglomerates - 6.40%
Berkshire Hathaway, Inc., Class A *	295	34,925,050

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Holdings Companies/Conglomerates
(continued)
China Merchants Holdings International
Company, Ltd.	1,574,188	$8,262,820
Loews Corp.	484,611	22,781,563

		65,969,433
Household Products - 0.20%
Hunter Douglas NV	21,840	2,030,548

Industrials - 0.29%
Cosco Pacific, Ltd.	1,053,715	2,929,803

Insurance - 9.74%
Ambac Financial Group, Inc.	44,300	2,782,926
American International Group, Inc.	619,943	40,916,238
Aon Corp.	169,508	7,343,086
Chubb Corp.	47,404	2,423,766
Markel Corp. *	1,732	823,843
Millea Holdings, Inc.	251,400	9,734,623
NIPPONKOA Insurance Co., Ltd. *	539,000	5,000,613
Principal Financial Group, Inc.	51,642	2,865,615
Progressive Corp. (a)	850,196	17,292,987
Sun Life Financial, Inc.	32,471	1,562,504
Transatlantic Holdings, Inc.	135,615	9,605,610

		100,351,811
International Oil - 5.33%
Canadian Natural Resources Ltd.	68,700	4,692,897
ConocoPhillips	613,750	50,259,987

		54,952,884
Internet Content - 0.42%
Google, Inc., Class A *	8,340	4,297,185

Internet Retail - 1.23%
Amazon.com, Inc. *	84,800	6,776,368
Expedia, Inc. *	57,377	1,712,703
IAC/InterActiveCorp. *	55,077	1,530,590
Liberty Media Holding Corp.-Interactive A *	141,625	2,686,626

		12,706,287
Liquor - 0.81%
Heineken Holding NV	152,525	8,385,372

Manufacturing - 2.88%
Harley-Davidson, Inc.	272,132	14,637,980
Tyco International, Ltd.	341,047	15,060,636

		29,698,616
Mining - 0.53%
BHP Billiton PLC	95,967	2,814,763
Rio Tinto PLC	38,870	2,685,456

		5,500,219
Petroleum Services - 0.96%
Transocean, Inc. *	94,375	9,917,869

Publishing - 0.98%
Gannett Company, Inc.	38,418	1,805,646

The accompanying notes are an integral part of the financial statements.	176

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Publishing (continued)
Lagardere S.C.A.	101,987	$8,312,559

		10,118,205
Real Estate - 0.31%
Hang Lung Group, Ltd.	668,000	3,189,227

Retail Trade - 8.49%
Bed Bath & Beyond, Inc. *	169,500	5,871,480
CarMax, Inc. *	198,400	4,495,744
Costco Wholesale Corp.	681,248	42,067,064
CVS Caremark Corp.	367,301	13,891,324
Lowe's Companies, Inc.	149,400	4,640,364
Sears Holdings Corp. *	12,700	1,823,212
Wal-Mart Stores, Inc.	337,595	14,729,270

		87,518,458
Shipbuilding - 0.30%
China Shipping Development Company, Ltd.,
Class H	1,026,000	3,108,247

Software - 2.04%
Microsoft Corp.	731,826	21,025,361

Telecommunications Equipment &
Services - 0.84%
Nokia Oyj, SADR	107,686	3,540,716
SK Telecom Company, Ltd., ADR (a)	188,539	5,160,312

		8,701,028
Telephone - 1.01%
Sprint Nextel Corp.	549,800	10,402,216
Tobacco - 3.38%
Altria Group, Inc.	501,903	34,837,087
Transportation - 0.07%
Asciano Group *	106,100	739,830
Trucking & Freight - 0.99%
Kuehne & Nagel International AG	41,450	3,894,156
Toll Holdings, Ltd.	142,900	1,582,372
United Parcel Service, Inc., Class B	61,642	4,676,162

		10,152,690

TOTAL COMMON STOCKS (Cost $863,201,747)		$991,564,797

SHORT TERM INVESTMENTS - 5.60%
John Hancock Cash Investment Trust (c)	$22,322,838	$22,322,838
Rabobank USA Finance Corp.
5.27% due 09/04/2007	35,408,000	35,392,450

TOTAL SHORT TERM INVESTMENTS
(Cost $57,715,288)		$57,715,288

Total Investments (Fundamental Value Fund)
(Cost $920,917,035) - 101.80%		$1,049,280,085
Liabilities in Excess of Other Assets - (1.80)%		(18,578,308)

TOTAL NET ASSETS - 100.00%		$1,030,701,777

Global Bond Fund
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 2.54%

Treasury Inflation Protected
Securities (d) - 1.64%
2.375% due 01/15/2027 ***		$6,094,523	$6,069,286
2.625% due 07/15/2017 ***		6,834,680	6,994,331

			13,063,617
U.S. Treasury Bonds - 0.90%
7.875% due 02/15/2021 ***		5,500,000	7,152,579

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,718,753)			$20,216,196

U.S. GOVERNMENT AGENCY OBLIGATIONS - 49.28%

Federal National Mortgage
Association - 49.28%
5.00% due 07/01/2013 ***		2,142,213	2,135,679
5.50% due 12/01/2036 to 06/01/2037 ***		27,784,259	27,135,342
5.50% TBA **		238,000,000	232,421,756
5.855% due 03/25/2044 (b)***		696,913	690,878
6.00% TBA **		104,350,000	104,219,562
6.222% due 06/01/2043 to
10/01/2044 (b)***		5,686,747	5,688,145
6.222% due 11/01/2042 ***		23,697	23,693
6.50% TBA **		19,000,000	19,285,000
6.964% due 11/01/2035 (b)***		875,070	902,466

			392,502,521

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $390,589,203)			$392,502,521

FOREIGN GOVERNMENT OBLIGATIONS - 41.78%

Canada - 0.09%
Province of Ontario
6.20% due 06/02/2031 ***	CAD	100,000	110,585
Province of Quebec, Canada
5.75% due 12/01/2036 ***		600,000	626,827

			737,412
Denmark - 0.39%
Nykredit Realkredit A/S, Series IOH
5.00% due 10/01/2038 ***	DKK	5,999,246	1,039,665
Realkredit Danmark A/S, Series 83D
5.00% due 10/01/2038 ***		11,985,224	2,073,959

			3,113,624
France - 2.44%
Government of France
5.50% due 04/25/2010 ***	EUR	13,800,000	19,454,526

Germany - 23.43%
Federal Republic of Germany
4.00% due 04/13/2012 ***		1,000,000	1,357,043
4.25% due 01/04/2014 ***		4,800,000	6,568,149
4.25% due 07/04/2014 ***		700,000	957,769
5.00% due 01/04/2012 ***		5,100,000	7,188,673
5.25% due 01/04/2011 ***		73,100,000	103,174,240
5.25% due 07/04/2010 ***		13,400,000	18,832,138
5.50% due 01/04/2031 ***		18,200,000	28,166,460
6.50% due 07/04/2027 ***		11,900,000	20,344,845

			186,589,317

The accompanying notes are an integral part of the financial statements.	177

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Japan - 13.68%
Government of Japan
1.00% due 06/10/2016 ***	JPY	662,640,000	$5,615,293
1.10% due 12/10/2016 ***		3,698,870,000	31,648,034
1.20% due 03/10/2017 ***		159,680,000	1,375,755
1.20% due 06/10/2017 ***		2,208,800,000	18,954,092
1.50% due 03/20/2015 ***		900,000,000	7,812,747
1.50% due 03/20/2011 ***		980,000,000	8,596,276
2.30% due 06/20/2035 ***		1,270,000,000	10,894,360
2.40% due 03/20/2034 ***		600,000,000	5,273,214
2.50% due 09/20/2035 ***		1,210,000,000	10,821,120
2.50% due 06/20/2036 ***		890,000,000	7,928,426

			108,919,317
Netherlands - 0.53%
Kingdom of Netherlands
3.75% due 07/15/2014 ***	EUR	3,200,000	4,240,708

United Kingdom - 1.22%
Government of United Kingdom
4.75% due 06/07/2010 ***	GBP	4,900,000	9,757,272

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $327,770,821)			$332,812,176

CORPORATE BONDS - 17.14%

British Virgin Islands - 0.10%
C10 Capital SPV, Ltd.
6.722% due 12/31/2049 (b)***		$800,000	773,728

Canada - 0.17%
Alcan, Inc.
6.45% due 03/15/2011 ***		700,000	729,777
DaimlerChrysler Canada Finance Inc., Series MTN
4.85% due 03/30/2009 ***	CAD	700,000	659,496

			1,389,273
Cayman Islands - 1.85%
Calabash Re, Ltd.
13.76% due 01/08/2010 (b)***		$900,000	914,310
Foundation Re II, Ltd.
12.27% due 11/26/2010 (b)***		400,000	404,480
Mizuho Finance
1.06% due 09/28/2049 ***	JPY	200,000,000	1,726,742
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049 ***		$2,500,000	2,597,925
MUFG Capital Finance 2, Ltd.
4.85% due 12/31/2049 (b)***	EUR	2,500,000	3,057,835
Residential Reinsurance 2005 Ltd., Series A
10.81% due 06/06/2008 (b)***		$300,000	291,324
Residential Reinsurance 2007 Ltd, Series CL4
11.36% due 06/07/2010 (b)***		1,900,000	1,919,000
SMFG Preferred Capital
5.37% due 01/29/2049 (b)***		1,700,000	1,585,556
STB Finance Cayman, Ltd.
1.644% due 08/12/2049 ***	JPY	100,000,000	858,291
Transocean, Inc.
5.56% due 09/05/2008 ***		$1,400,000	1,399,831

			14,755,294

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Germany - 0.22%
Deutsche Bank AG
6.00% due 09/01/2017 ***		$1,700,000	$1,715,166

Iceland - 0.16%
Glitnir Banki HF
5.83% due 01/18/2012 (b)***		1,300,000	1,306,516

Ireland - 0.06%
Osiris Capital PLC, Series D
10.36% due 01/15/2010 (b)***		500,000	504,500

Japan - 0.76%
Bank of Tokyo-Mitsubishi UFJ, Ltd., Series EMTN
3.50% due 12/16/2015 (b)***	EUR	600,000	775,836
Mizuho Trust & Banking Company
2.404% due 04/27/2009 ***	JPY	100,000,000	884,726
Sumitomo Mitsui Banking Corp., Series EMTN
1.266% due 12/31/2049 (b)***		100,000,000	866,665
1.62875% due 12/01/2049 (b)***		300,000,000	2,615,961
1.80% due 12/31/2049 (b)***		100,000,000	867,685

			6,010,873
Luxembourg - 0.28%
VTB Capital SA for Vneshtorgbank
5.95625% due 08/01/2008 ***		$1,600,000	1,586,400
6.11% due 09/21/2007 (b)***		600,000	599,985

			2,186,385
Netherlands - 0.45%
Deutsche Telekom International Finance BV
8.75% due 06/15/2030 (b)***		500,000	603,920
Rabobank Nederland
5.38% due 01/15/2009 (b)***		2,500,000	2,500,352
Siemens Financieringsmaatschappij NV
5.625% due 08/14/2009 (b)***		500,000	499,899

			3,604,171
Spain - 0.70%
Santander US Debt SA Unipersonal
5.42% due 02/06/2009 (b)***		2,500,000	2,492,813
5.42% due 09/19/2008 (b)***		1,500,000	1,497,244
5.42% due 11/20/2009 ***		1,600,000	1,592,189

			5,582,246
United Kingdom - 0.65%
HBOS Treasury Services PLC, Series MTN
5.40% due 07/17/2009 (b)***		200,000	200,137
5.56938% due 07/17/2008 (b)***		1,400,000	1,400,760
HSBC Holdings PLC
6.50% due 05/02/2036 ***		2,000,000	2,052,542
Royal Bank of Scotland Group PLC
5.36% due 12/21/2007 (b)***		1,200,000	1,200,292
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 ***		300,000	281,939

			5,135,670
United States - 11.74%
ACE INA Holdings, Inc.
5.875% due 06/15/2014 ***		300,000	302,206
American Express Centurion Bank, Series BKNT
5.33% due 05/07/2008 (b)***		100,000	99,960

The accompanying notes are an integral part of the financial statements.	178

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

United States (continued)
American Express Credit Corp., Series MTN
5.5975% due 05/18/2009 (b)***		$1,400,000	$1,398,074
American International Group, Inc.
5.36% due 06/23/2008 (b)***		1,600,000	1,600,190
American International Group, Inc., Series A3
4.875% due 03/15/2067 (b)***	EUR	1,000,000	1,243,055
Autozone, Inc.
5.875% due 10/15/2012 ***		$500,000	510,140
BAE Systems Holdings, Inc.
6.40% due 12/15/2011 ***		700,000	733,397
Bank of America
0.801% due 07/07/2008 ***	JPY	90,000,000	776,524
BellSouth Corp.
5.20% due 09/15/2014 ***		$600,000	581,372
5.6575% due 08/15/2008 (b)***		1,400,000	1,397,840
Boston Scientific Corp.
6.00% due 06/15/2011 ***		700,000	665,000
Capital One Financial Corp., Series MTN
5.70% due 09/15/2011 ***		600,000	590,778
Charter One Bank N.A., Series BKNT
5.41% due 04/24/2009 (b)***		3,250,000	3,252,528
Cisco Systems, Inc.
5.575% due 02/20/2009 (b)***		2,600,000	2,604,303
CIT Group, Inc., Series MTN
5.57% due 02/21/2008 (b)***		1,100,000	1,085,374
Citigroup, Inc.
6.00% due 08/15/2017 ***		1,900,000	1,923,205
CMS Energy Corp.
9.875% due 10/15/2007 ***		1,340,000	1,344,709
CNA Financial Corp.
6.00% due 08/15/2011 ***		1,000,000	1,006,687
Consumers Energy Company
5.00% due 02/15/2012 ***		900,000	887,348
CVS Caremark Corp.
5.75% due 08/15/2011 ***		700,000	707,483
D.R. Horton, Inc.
6.00% due 04/15/2011 ***		800,000	737,538
DaimlerChrysler N.A. Holding Corp.
5.84% due 09/10/2007 (b)***		1,500,000	1,500,039
DaimlerChrysler N.A. Holding Corp., Series MTN
5.75% due 09/08/2011 ***		300,000	302,020
Dominion Resources, Inc., Series D
5.66% due 09/28/2007 (b)***		1,500,000	1,499,848
East Lane Re Ltd.
12.35625% due 05/06/2011 (b)***		400,000	399,743
Echostar DBS Corp.
6.375% due 10/01/2011 ***		100,000	98,250
Ford Motor Credit Company
7.25% due 10/25/2011 ***		700,000	638,126
7.875% due 06/15/2010 ***		200,000	187,758
Fortis Bank SA, Series YCD
5.45% due 04/28/2008 (b)***		1,500,000	1,500,305
General Electric Capital Corp., Series MTN
5.39% due 10/26/2009 (b)***		1,500,000	1,497,260
5.43% due 01/20/2010 (b)***		2,600,000	2,583,113

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

United States (continued)
General Motors Acceptance Corp.
7.00% due 02/01/2012 ***		$900,000 $	808,820
8.00% due 11/01/2031 ***		900,000	808,528
General Motors Acceptance Corp. LLC, Series MTN
6.51% due 09/23/2008 (b)***		200,000	191,591
Genworth Global Funding Trusts
5.42% due 02/10/2009 (b)***		2,600,000	2,591,490
GMAC LLC
6.00% due 04/01/2011 ***		1,700,000	1,515,565
6.00% due 12/15/2011 ***		900,000	773,821
6.8075% due 05/15/2009 (b)***		1,800,000	1,650,605
Goldman Sachs Group, Inc.
5.25% due 06/01/2016 ***	CAD	1,500,000	1,361,661
5.40% due 12/23/2008 (b)***		$1,300,000	1,295,351
6.25% due 09/01/2017 ***		7,200,000	7,210,397
Goldman Sachs Group, Inc., Series MTNB
5.45% due 12/22/2008 (b)***		300,000	299,142
HJ Heinz Finance Company
6.00% due 03/15/2012 (b)***		600,000	610,903
HSBC Finance Corp.
5.42% due 10/21/2009 (b)***		2,000,000	1,986,448
HSBC Finance Corp., Series MTN
5.45% due 06/19/2009 (b)***		2,800,000	2,784,342
J.C. Penney Company, Inc.
8.00% due 03/01/2010 ***		700,000	743,310
Johnson Controls, Inc.
5.25% due 01/15/2011 ***		600,000	604,175
JP Morgan Chase & Company, Series 1
5.555% due 06/26/2009 (b)***		1,500,000	1,498,682
JP Morgan Chase & Company, Series MTN
5.058% due 02/22/2021 (b)***	CAD	700,000	633,294
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036 ***		$900,000	810,191
Kinder Morgan Energy Partners LP, Series MTN
6.95% due 01/15/2038 ***		2,500,000	2,515,230
Lehman Brothers Holdings, Inc., Series MTN
5.41% due 12/23/2008 (b)***		1,000,000	983,274
Loews Corp.
5.25% due 03/15/2016 ***		200,000	194,906
Merrill Lynch & Company, Inc., Series MTN
5.40% due 10/23/2008 (b)***		1,200,000	1,198,350
5.665% due 08/14/2009 (b)***		300,000	299,131
6.05% due 08/15/2012 ***		2,800,000	2,847,849
Morgan Stanley
5.81% due 10/18/2016 (b)***		600,000	573,880
6.25% due 08/28/2017 ***		300,000	303,111
Morgan Stanley, Series MTN
5.55% due 11/21/2008 (b)***		900,000	895,156
Nationwide Health Properties, Inc., REIT
6.50% due 07/15/2011 ***		600,000	623,839
Newell Rubbermaid, Inc.
4.00% due 05/01/2010 ***		600,000	587,465
Nisource Finance Corp.
5.40% due 07/15/2014 ***		200,000	192,487
Nordea Bank Finland, Series YCD
5.307% due 05/28/2008 ***		1,900,000	1,900,386

The accompanying notes are an integral part of the financial statements.	179

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Rabobank Capital Funding Trust
5.254% due 12/29/2049 (b)***	$1,700,000	$1,578,719
Reynolds American, Inc.
6.06% due 06/15/2011 (b)***	800,000	798,000
Sabre Holdings Corp.
7.35% due 08/01/2011 ***	700,000	647,500
Sara Lee Corp.
6.25% due 09/15/2011 ***	500,000	513,322
Sealed Air Corp.
5.625% due 07/15/2013 ***	700,000	671,269
Shackleton Re Ltd.
13.3575% due 02/07/2008 (b)***	1,000,000	1,010,000
Skandinav Enskilda Bank, Series YCD
5.31% due 02/04/2008 ***	1,700,000	1,699,585
Sprint Capital Corp.
8.75% due 03/15/2032 ***	200,000	230,867
State Street Capital Trust IV
6.355% due 06/15/2037 (b)***	1,800,000	1,656,425
Supervalu, Inc.
7.50% due 11/15/2014 ***	100,000	101,000
The Bear Stearns Companies, Inc., Series MTN
6.95% due 08/10/2012 ***	3,000,000	3,042,936
Time Warner, Inc.
5.73% due 11/13/2009 (b)***	1,500,000	1,487,324
US Bancorp
5.535% due 04/28/2009 (b)***	1,600,000	1,595,667
Viacom, Inc.
5.75% due 04/30/2011 ***	600,000	604,083
Wal-Mart Stores, Inc.
5.26% due 06/16/2008 (b)***	1,600,000	1,599,056
Xerox Corp.
9.75% due 01/15/2009 ***	700,000	733,926
XL Capital Finance PLC
6.50% due 01/15/2012 ***	600,000	623,537

		93,540,769

TOTAL CORPORATE BONDS (Cost $137,620,231)		$136,504,591

MUNICIPAL BONDS - 0.21%

Illinois - 0.04%
City of Chicago, Illinois
4.75% due 01/01/2030 ***	300,000	294,312

New York - 0.05%
New York City Municipal Water Finance Authority,
Series D
4.75% due 06/15/2038 ***	400,000	390,488

Puerto Rico - 0.01%
Puerto Rico Sales Tax Financing Corp.
zero coupon due 08/01/2054 ***	500,000	44,185

Texas - 0.11%
Dallas Texas Area Rapid Transit
5.00% due 12/01/2036 ***	900,000	911,232

TOTAL MUNICIPAL BONDS (Cost $1,650,059)		$1,640,217

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.49%

Ireland - 0.01%
Paris Residential Funding PLC, Series 1X, Class A
4.609% due 07/25/2011 (b)***	EUR	60,121	$81,947

Netherlands - 0.78%
Atomium Mortgage Finance BV,
Series 2003-I, Class A
4.311% due 07/01/2034 (b)***		851,860	1,163,726
Delphinus BV, Series 2001-II, Class A1
5.001% due 11/28/2031 (b)***		1,417,892	1,933,722
Delphinus BV, Series 2003-I, Class A1
2.41% due 04/25/2093 (b)***		1,000,000	1,363,304
Dutch Mortgage Portfolio Loans, BV,
Series III, Class A
4.824% due 11/20/2035 (b)***		1,276,900	1,738,558

			6,199,310

United States - 15.70%
Adjustable Rate Mortgage Trust, Series 2005-5,
Class 2A1
5.13819% due 09/25/2035 (b)***		$196,571	195,840
American Home Mortgage Investment Trust,
Series 2004-3, Class 5A
4.29% due 10/25/2034 (b)***		717,363	694,245
Banc of America Commercial Mortgage, Inc.,
Series 2002-2, Class A2
4.772% due 07/11/2043 ***		2,142,200	2,112,592
Banc of America Funding Corp., Series 2006-J,
Class 4A1
6.1438% due 01/20/2047 (b)***		270,451	269,758
Banc of America Funding Corp.,
Series 2006-A, Class 1A1
4.61428% due 02/20/2036 (b)***		2,096,005	2,061,133
Banc of America Mortgage Securities,
Series 2004-4, Class 1A9
5.00% due 05/25/2034 ***		1,756,138	1,713,171
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
4.6544% due 10/25/2033 (b)***		334,677	326,498
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9, Class 2A1
4.48676% due 02/25/2034 (b)***		58,647	57,727
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 22A
4.44425% due 05/25/2034 (b)***		628,094	615,595
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 23A
4.6727% due 05/25/2034 (b)***		228,060	220,931
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)***		3,805,331	3,725,736
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
4.125% due 03/25/2035 (b)***		1,527,356	1,483,088
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
4.55% due 08/25/2035 (b)***		2,506,989	2,472,005

The accompanying notes are an integral part of the financial statements.	180

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A2
4.55% due 08/25/2035 (b)***	$2,053,355	$2,006,370
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1
4.625% due 10/25/2035 (b)***	3,653,286	3,556,855
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.50724% due 09/25/2035 (b)***	1,538,772	1,527,239
Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1
5.81941% due 11/25/2036 (b)***	2,888,260	2,868,702
Bear Stearns Alt-A Trust, Series 2006-6, Class 32A1
5.8193% due 11/25/2036 (b)***	2,331,188	2,320,099
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
5.665% due 02/25/2034 (b)***	143,591	142,251
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 1A1
5.683% due 01/26/2036 (b)***	1,400,000	1,392,560
Bella Vista Mortgage Trust,
Series 2005-2, Class 2A1
5.7875% due 05/20/2045 (b)***	1,177,309	1,160,221
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	623,617	618,320
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
4.7475% due 08/25/2035 (b)***	1,382,058	1,362,617
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A2
4.2475% due 08/25/2035 (b)***	1,133,753	1,100,277
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A
4.70% due 12/25/2035 ***	2,552,339	2,493,512
Commercial Mortgage Pass Through
Certificates, Series 2006-CN2A, Class A2FL
5.55% due 02/05/2019 (b)***	2,600,000	2,599,832
Countrywide Alternative Loan Trust,
Series 2005-11CB, Class 2A8
4.50% due 06/25/2035 ***	1,391,134	1,376,543
Countrywide Alternative Loan Trust,
Series 2005-81, Class A1
5.785% due 02/25/2037 (b)***	4,738,774	4,599,448
Countrywide Alternative Loan Trust,
Series 2006-OA1, Class 2A1
5.7475% due 03/20/2046 (b)***	1,696,940	1,664,435
Countrywide Alternative Loan Trust,
Series 2006-OA19, Class A1
5.7175% due 02/20/2047 (b)***	2,713,105	2,645,744
Countrywide Alternative Loan Trust,
Series 2007-OA7, Class A1A
5.685% due 05/25/2047 (b)***	2,748,095	2,658,660
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-12, Class 11A1
6.20526% due 08/25/2034 (b)***	178,543	179,370
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-22, Class A3
4.79645% due 11/25/2034 (b)***	422,585	415,135

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Countrywide Home Loan Mortgage
Pass Through Trust, Series 2005-HYB9,
Class 5A1
5.24938% due 02/20/2036 (b)***	$762,477	$760,071
Countrywide Home Loan Mortgage
Pass Through Trust, Series 2005-R2,
Class 1AF1
5.845% due 06/25/2035 (b)***	181,077	177,361
Countrywide Home Loans,
Series 2004-12, Class 12A1
4.71324% due 08/25/2034 (b)***	1,267,458	1,259,470
Countrywide Home Loans,
Series 2004-25, Class 1A1
5.835% due 02/25/2035 (b)***	412,751	409,314
Countrywide Home Loans,
Series 2004-25, Class 2A1
5.845% due 02/25/2035 (b)***	501,244	491,357
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)***	834,450	824,547
CS First Boston Mortgage Securities Corp., Series
2003-AR18, Class 2A3
4.09620% due 07/25/2033 (b)***	65,152	64,524
CS First Boston Mortgage Securities Corp., Series
2003-AR20, Class 2A1
4.031% due 08/25/2033 (b)***	675,938	668,666
CSAB Mortgage Backed Trust,
Series 2006-1, Class A1A
5.605% due 06/25/2036 (b)***	373,488	372,698
Federal Home Loan Mortgage Corp.,
Series 2003-2631, Class PC
4.50% due 03/15/2016 ***	7,600,000	7,490,486
Federal Home Loan Mortgage Corp.,
Series 2004-2770, Class YW
4.00% due 06/15/2022 ***	934,078	926,665
Federal Home Loan Mortgage Corp.,
Series 2004-2895, Class F
5.96125% due 06/15/2031 (b)***	764,093	758,577
Federal Home Loan Mortgage Corp.,
Series 2005-2987, Class HD
4.50% due 07/15/2018 ***	4,314,234	4,227,314
Federal Home Loan Mortgage Corp.,
Series 2006-3117, Class PN
5.00% due 11/15/2021 ***	1,097,699	1,096,470
Federal Home Loan Mortgage Corp.,
Series 2844, Class PR
5.00% due 09/15/2017 ***	41,027	40,947
Federal Home Loan Mortgage Corp.,
Series T-63, Class 1A1
6.20% due 02/25/2045 (b)***	445,555	445,232
Federal National Mortgage Association
4.67315% due 05/25/2035 (b)***	1,200,000	1,192,850
5.605% due 01/25/2021 (b)***	693,075	691,895
5.635% due 03/25/2036 (b)***	1,519,570	1,511,303
5.805% due 03/25/2036 (b)***	2,651,752	2,643,764
5.855% due 09/25/2042 (b)***	845,863	849,560

The accompanying notes are an integral part of the financial statements.	181

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
First Horizon Asset Securities, Inc., Series
2003-AR2, Class 2A1
4.73472% due 07/25/2033 (b)***	$142,258	$142,371
First Horizon Asset Securities, Inc., Series
2003-AR4, Class 2A1
4.41133% due 12/25/2033 (b)***	377,231	372,264
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 2A1
5.37108% due 08/25/2035 (b)***	198,974	196,444
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
5.96125% due 11/15/2031 (b)***	508,382	505,920
GMAC Mortgage Corp. Loan Trust, Series
2004-AR1, Class 22A
4.32173% due 06/25/2034 (b)***	40,511	39,654
GMAC Mortgage Corp. Loan Trust,
Series 2004-J4, Class A1
5.50% due 09/25/2034 ***	1,130,270	1,121,240
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
5.585% due 10/25/2046 (b)***	2,665,106	2,645,896
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
4.3872% due 10/25/2033 (b)***	41,389	40,957
GS Mortgage Securities Corp.,
Series 2003-1, Class A2
6.205% due 01/25/2032 (b)***	525,907	527,933
GSR Mortgage Loan Trust, Series 2003-1, Class A2
4.603% due 03/25/2033 (b)***	295,507	287,849
Harborview Mortgage Loan Trust, Series 2003-1,
Class A
4.914% due 05/19/2033 (b)***	582,438	583,618
Harborview Mortgage Loan Trust, Series 2005-4,
Class 3A1
5.1502% due 07/19/2035 (b)***	65,468	64,909
Harborview Mortgage Loan Trust,
Series 2006-1, Class 2A1A
5.7775% due 03/19/2037 (b)***	1,719,646	1,686,295
Harborview Mortgage Loan Trust,
Series 2006-12, Class 2A11
5.6275% due 01/19/2038 (b)***	1,910,249	1,895,934
Harborview Mortgage Loan Trust,
Series 2006-12, Class 2A2A
5.7275% due 01/19/2038 ***	2,661,484	2,583,586
Impac Secured Assets Corp.,
Series 2006-4, Class A2A
5.585% due 01/25/2037 (b)***	2,030,607	2,027,614
Indymac Index Mortgage Loan Trust, Series
2004-AR11, Class 2A
5.04757% due 12/25/2034 (b)***	118,154	116,769
JP Morgan Mortgage Trust, Series 2003-A2, Class
3A1
4.38864% due 11/25/2033 (b)***	319,823	312,635
JP Morgan Mortgage Trust, Series 2005-A1, Class
6T1
5.02292% due 02/25/2035 (b)***	634,822	618,169

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
JP Morgan Mortgage Trust,
Series 2004-S1, Class 1A3
4.50% due 08/25/2019 ***	$2,130,895	$2,095,489
Lehman XS Trust, Series 2006-4N, Class A1A
5.585% due 04/25/2046 (b)***	753,323	751,170
Mastr Adjustable Rate Mortgages Trust, Series
2004-6, Class 4A4
4.13886% due 07/25/2034 (b)***	400,000	392,700
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
5.78694% due 12/15/2030 (b)***	1,268,471	1,252,107
Merrill Lynch Mortgage Investors, Inc., Series
2003-A2, Class 1A1
4.835% due 02/25/2033 (b)***	607,646	609,043
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 1A
4.25% due 10/25/2035 (b)***	1,661,538	1,604,998
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-C, Class A1
5.835% due 06/25/2028 (b)***	995,257	974,648
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A1
3.585% due 10/12/2041 ***	688,589	675,690
Residential Accredit Loans, Inc.,
Series 2006-QO3, Class A1
5.715% due 04/25/2046 (b)***	1,985,192	1,918,386
Residential Funding Mortgage Securities I, Series
2005-SA4, Class 1A21
5.21593% due 09/25/2035 (b)***	220,898	218,873
Sequoia Mortgage Trust, Series 5, Class A
5.8875% due 10/19/2026 (b)***	356,268	356,174
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
4.18% due 02/25/2034 (b)***	244,151	244,347
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 7A1
5.21% due 09/25/2034 (b)***	1,035,515	1,028,868
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4, Class 3A2
4.59% due 04/25/2034 (b)***	516,446	510,205
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A2
4.58% due 02/25/2034 (b)***	1,342,830	1,349,167
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-19, Class 2A1
6.405% due 01/25/2035 (b)***	1,049,497	1,050,610
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 12A1
5.725% due 05/25/2036 (b)***	2,220,704	2,170,971
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
5.625% due 08/25/2036 (b)***	2,334,703	2,299,093
WaMu Mortgage Pass Through Certificates, Series
2003-AR5, Class A7
4.208% due 06/25/2033 (b)***	256,144	253,220

The accompanying notes are an integral part of the financial statements.	182

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR17, Class 1A
6.20% due 11/25/2042 (b)***	$775,090	$778,173
Washington Mutual Mortgage Securities Corp.,
Series 2003-R1, Class A1
6.045% due 12/25/2027 (b)***	1,335,382	1,334,847
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR13, Class A1A1
5.795% due 10/25/2045 (b)***	251,578	246,888
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR2, Class 2A1A
5.815% due 01/25/2045 (b)***	474,801	466,009
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR6, Class 2A1A
5.735% due 04/25/2045 (b)***	784,976	764,090
Washington Mutual Mortgage Securities Corp.,
Series 2006-AR3, Class A1A
6.005% due 02/25/2046 (b)***	1,389,167	1,346,624
Washington Mutual, Inc.,
Series 2006-AR17, Class 1A1A
5.815% due 12/25/2046 (b)***	576,382	566,739
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
4.95% due 03/25/2036 (b)***	2,247,339	2,206,281
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1
3.53963% due 09/25/2034 (b)***	2,309,390	2,249,074

		125,024,121

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $129,162,543)		$131,305,378

ASSET BACKED SECURITIES - 8.72%

United States - 8.72%
ACE Securities Corp.,
Series 2006-ASP4, Class A2A
5.555% due 08/25/2036 (b)***	1,491,471	1,480,225
ACE Securities Corp., Series 2006-HE1, Class A2A
5.585% due 02/25/2036 (b)***	534,387	532,336
ACE Securities Corp., Series 2006-NC1, Class A2A
5.575% due 12/25/2035 (b)***	575,406	573,445
ACE Securities Corp., Series 2006-NC1, Class A2B
5.655% due 12/25/2035 (b)***	2,500,000	2,464,497
Argent Securities, Inc., Series 2006-M2, Class A2A
5.555% due 09/25/2036 (b)***	1,514,533	1,504,309
Asset Backed Funding Certificates,
Series 2006-OPT1, Class A3A
5.545% due 09/25/2036 (b)***	365,154	363,031
Asset Backed Securities Corp.,
Home Equity Series 2006-HE3, Class A3
5.565% due 03/25/2036 (b)***	474,511	473,627
Citigroup Commercial Mortgage Trust, Series
2006-FL2, Class A1
5.68125% due 08/15/2021 (b)***	552,957	552,741

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)

United States (continued)
Countrywide Asset-Backed Certificates,
Series 2006-1, Class AF1
5.635% due 07/25/2036 (b)***	$359,506	$359,163
Countrywide Asset-Backed Certificates,
Series 2006-25, Class 2A1
5.575% due 06/25/2037 (b)***	2,636,797	2,617,691
Countrywide Asset-Backed Certificates,
Series 2006-3, Class 2A1
5.575% due 06/25/2036 (b)***	654,316	652,503
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A1
5.575% due 07/25/2036 (b)***	576,735	575,015
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF15, Class A3
5.555% due 11/25/2036 (b)***	2,343,527	2,291,216
First Franklin Mortgage Loan
Asset Backed Certificates,
Series 2006-FF18, Class A2A
5.575% due 12/25/2037 (b)***	2,428,168	2,412,153
First NLC Trust, Series 2005-4, Class A1
5.625% due 02/25/2036 (b)***	8,909	8,903
GE-WMC Mortgage Securities LLC,
Series 2005-2, Class A2A
5.605% due 12/25/2035 (b)***	30,245	30,226
GSAMP Trust, Series 2006-NC1, Class A1
5.575% due 02/25/2036 (b)***	617,997	615,421
GSAMP Trust, Series 2006-SD1, Class A1
5.625% due 12/25/2035 (b)***	534,185	532,849
GSR Mortgage Loan Trust, Series 2005-HEL1,
Class A2A
5.605% due 11/25/2030 (b)***	268,588	268,090
Home Equity Asset Trust, Series 2005-8, Class 2A1
5.615% due 02/25/2036 (b)***	45,567	45,545
Honda Auto Receivables Owner Trust,
Series 2006-2, Class A2
5.42% due 12/22/2008 ***	1,061,572	1,060,941
HSI Asset Securitization Corp. Trust, Series
2006-HE2, Class 2A1
5.555% due 12/25/2036 (b)***	2,568,009	2,547,799
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043 ***	1,100,000	1,080,141
JP Morgan Mortgage Acquisition Corp., Series
2006-WMC3, Class A2
5.555% due 08/25/2036 (b)***	1,576,436	1,562,219
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA, Class A1
5.8325% due 09/15/2021 (b)***	596,430	596,289
Lehman Brothers-UBS
Commercial Mortgage Trust,
Series 2003-C1, Class A2
3.323% due 03/15/2027 ***	4,420,000	4,363,481
Long Beach Mortgage Loan Trust, Series 2004-4,
Class 1A1
5.785% due 10/25/2034 (b)***	253,620	239,946

The accompanying notes are an integral part of the financial statements.	183

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)

United States (continued)
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 2A1
5.575% due 03/25/2036 (b)***	$281,718	$281,448
Long Beach Mortgage Loan Trust,
Series 2006-WL1, Class 2A1
5.595% due 01/25/2036 (b)***	1,606,763	1,600,456
Master Asset Backed Securities Trust,
Series 2005-NC2, Class A1
5.615% due 11/25/2035 (b)***	527,348	525,214
Master Asset Backed Securities Trust,
Series 2006-HE1, Class A1
5.585% due 01/25/2036 (b)***	453,741	452,400
Master Asset Backed Securities Trust,
Series 2006-NC1, Class A1
5.585% due 01/25/2036 (b)***	380,430	379,615
Merrill Lynch Mortgage Investors Trust, Series
2006-RM5, Class A2A
5.565% due 10/25/2037 (b)***	548,260	543,216
Morgan Stanley Capital I,
Series 2006-NC2, Class A2A
5.575% due 02/25/2036 (b)***	1,045,546	1,042,177
Morgan Stanley Capital I,
Series 2006-NC2, Class A2B
5.625% due 02/25/2036 (b)***	3,900,005	3,853,262
New Century Home Equity Loan Trust,
Series 2005-D, Class A2B
5.675% due 02/25/2036 (b)***	3,505,859	3,487,137
Newcastle Mortgage Securities Trust, Series
2006-1, Class A1
5.575% due 03/25/2036 (b)***	599,193	595,874
Nomura Asset Acceptance Corp.,
Series 2006-S1, Class A1
5.645% due 01/25/2036 (b)***	190,131	188,677
Residential Asset Mortgage Products, Inc.,
Series 2006-NC2, Class A1
5.585% due 02/25/2036 (b)***	504,004	503,642
Residential Asset Mortgage Products, Inc.,
Series 2006-RS1, Class AI1
5.585% due 01/25/2036 (b)***	310,141	309,729
Residential Asset Mortgage Products, Inc.,
Series 2006-RZ5, Class A1A
5.605% due 08/25/2046 (b)***	2,116,418	2,094,211
Residential Asset Securities Corp., Series
2006-KS6, Class A1
5.545% due 08/25/2036 (b)***	1,297,023	1,288,260
Residential Asset Securities Corp., Series
2006-KS9, Class AI1
5.575% due 11/25/2036 (b)***	2,321,969	2,299,460
Residential Asset Securities Corp.,
Series 2005-KS12, Class A1
5.595% due 01/25/2036 (b)***	56,927	56,875
Residential Asset Securities Corp.,
Series 2006-EMX1, Class A1
5.585% due 01/25/2036 (b)***	335,374	335,016

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)

United States (continued)
Residential Asset Securities Corp.,
Series 2006-KS2, Class A1
5.575% due 03/25/2036 (b)***	$169,747	$169,440
Residential Asset Securities Corp.,
Series 2006-KS7, Class A1
5.555% due 09/25/2036 (b)***	1,382,236	1,373,170
SACO I, Inc., Series 2005-10, Class 1A
5.765% due 06/25/2036 (b)***	765,475	729,530
Securitized Asset Backed Receivables LLC Trust,
Series 2006-WM4, Class A2A
5.585% due 11/25/2036 (b)***	2,737,413	2,704,679
Soundview Home Equity Loan Trust, Series
2006-EQ1, Class A1
5.555% due 10/25/2036 (b)***	1,474,760	1,463,484
Soundview Home Equity Loan Trust,
Series 2006-EQ2, Class A1
5.585% due 01/25/2037 (b)***	2,201,178	2,187,711
Specialty Underwriting & Residential Finance,
Series 2006-BC1, Class A2A
5.585% due 12/25/2036 (b)***	1,065,059	1,056,299
Structured Asset Securities Corp., Series 2005-S7,
Class A1
5.585% due 12/25/2035 (b)***	557,922	556,438
Structured Asset Securities Corp., Series 2006-11,
Class A1
5.32186% due 10/25/2035 (b)***	1,216,392	1,209,982
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)***	3,000,000	2,977,629
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
5.735% due 10/25/2035 (b)***	1,535,927	1,512,627
Wells Fargo Home Equity Trust,
Series 2005-3, Class AII2
5.745% due 11/25/2035 (b)***	3,000,000	2,933,080
Wells Fargo Home Equity Trust,
Series 2005-4, Class AII1
5.625% due 12/25/2035 (b)***	987,838	979,833

		69,494,373

TOTAL ASSET BACKED SECURITIES
(Cost $70,047,157)		$69,494,373

PREFERRED STOCKS - 0.46%

Cayman Islands - 0.20%
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd. * (b)***	1,700,000	1,622,555

United States - 0.26%
Fresenius Medical Care Capital Trust * ***	700	696,500
Mizuho Preferred Capital Company, LLC * (b)***	1,300,000	1,336,987

		2,033,487

TOTAL PREFERRED STOCKS (Cost $3,770,291)		$3,656,042

The accompanying notes are an integral part of the financial statements.	184

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS - 1.17%

United States - 1.17%
Chrysler Finance Corp.
9.36% due 08/03/2014	$4,400,000	$4,277,416
Ford Motor Company, Term B
8.36% due 11/29/2013	995,000	931,728
Georgia Pacific Corp.
7.345% due 12/20/2012 (b)	985,000	942,083
HCA, Inc.
7.61% due 11/01/2013 (b)	1,293,500	1,243,610
Shackleton B Event Linked Loan
13.467% due 08/01/2008 (b)	1,000,000	965,000
Shackleton C Event Linked Loan
12.967% due 08/01/2008 (b)	1,000,000	965,000

		9,324,837

TOTAL TERM LOANS (Cost $9,443,500)		$9,324,837

OPTIONS - 1.64%

Denmark - 0.10%
EUREX American Put on Euro-BOBL Futures
Expiration 11/23/2007 at $101.00 *	28,300,000	1,931
EUREX American Put on Euro-Shatz Futures
Expiration 11/23/2007 at $101.40 *	60,000,000	3,949
Over The Counter European Style Call on the EUR
vs. USD
Expiration 07/08/2010 at $1.392 *	7,300,000	324,246
Over The Counter European Style Put on the EUR
vs. USD
Expiration 07/08/2010 at $1.392 *	7,300,000	490,850

		820,976

France - 0.03%
EUREX American Put on Euro-Bund Futures
Expiration 11/23/2007 at $104.00 *	112,600,000	15,267
Over The Counter European Purchase Call Option
on the EUR vs. JPY
Expiration 07/10/2008 at $161.40 *	1,900,000	24,022
Over The Counter European Purchase Put Option
on the EUR vs. JPY
Expiration 07/10/2008 at $161.40 *	1,900,000	159,801

		199,090

United Kingdom - 0.00%
Over The Counter European Style Call on
GBP-LIBOR Rate Swaption
Expiration 09/14/2007 at $5.15 *	24,500,000	0
Expiration 09/14/2007 at $5.15 *	10,500,000	0
Expiration 09/14/2007 at $5.188 *	28,000,000	1
Expiration 09/14/2007 at $5.20125 *	3,500,000	0

		1

United States - 1.51%
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note 10 Yrs. Futures
Expiration 11/20/2007 at $126.00 *	366,000	5,719
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note 5 Yrs. Futures
Expiration 11/20/2007 at $121.00 *	751,000	11,734

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS (continued)

United States (continued)
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note Futures
Expiration 11/20/2007 at $132.00 *	65,000	$1,016
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 09/17/2007 at $90.25 *	1,132,500	2,831
Expiration 09/17/2007 at $90.75 *	272,500	681
Expiration 03/17/2008 at $91.75 *	275,000	688
Expiration 03/17/2008 at $92.00 *	622,500	1,556
Over The Counter European Purchase Call on
FNMA TBA, 5.00%
Expiration 09/06/2007 at $102.4375 *	85,000,000	1
Over The Counter European Purchase Call Option
on the EUR vs. USD
Expiration 05/21/2008 at $1.3620 *	3,200,000	109,063
Expiration 05/21/2008 at $1.3550 *	5,200,000	196,541
Expiration 05/19/2010 at $1.3665 *	1,600,000	93,889
Expiration 05/21/2010 at $1.3750 *	1,600,000	87,881
Expiration 06/03/2010 at $1.3750 *	4,100,000	228,623
Over The Counter European Purchase Call Option
on the USD vs. JPY
Expiration 03/17/2010 at $103.80 *	8,000,000	485,768
Expiration 01/18/2008 at $114.65 *	10,500,000	222,222
Expiration 02/13/2008 at $115.35 *	17,900,000	298,125
Expiration 12/05/2007 at $116.00 *	6,600,000	97,621
Expiration 01/18/2008 at $120.00 *	5,500,000	20,719
Over The Counter European Purchase Put on
FNMA TBA, 5.50%
Expiration 09/06/2007 at $85.50 *	45,000,000	0
Expiration 11/06/2007 at $85.50 *	19,000,000	0
Expiration 11/06/2007 at $86.00 *	10,000,000	0
Expiration 09/06/2007 at $86.59375 *	163,500,000	2
Expiration 10/04/2007 at $87.375 *	24,500,000	0
Over The Counter European Purchase Put on
FNMA TBA, 6.00%
Expiration 09/06/2007 at $92.50 *	239,800,000	2
Over The Counter European Purchase Put on
FNMA TBA, 6.50%
Expiration 10/04/2007 at $92.03125 *	28,000,000	0
Over The Counter European Purchase Put Option
on the EUR vs. USD
Expiration 05/21/2008 at $1.3620 *	3,200,000	86,899
Expiration 05/21/2008 at $1.3550 *	5,200,000	125,457
Expiration 05/19/2010 at $1.3665 *	1,600,000	79,551
Expiration 05/21/2010 at $1.3750 *	1,600,000	85,419
Expiration 06/03/2010 at $1.3750 *	4,100,000	204,536
Over The Counter European Purchase Put Option
on the USD vs. JPY
Expiration 03/17/2010 at $103.80 *	8,000,000	369,408
Expiration 01/18/2008 at $114.65 *	10,500,000	303,324
Expiration 02/13/2008 at $115.35 *	17,900,000	590,324
Over The Counter European Style Call on
USD-LIBOR Rate Swaption
Expiration 09/26/2008 at $4.75 *	81,300,000	619,278
Expiration 09/26/2008 at $4.75 *	19,600,000	227,683
Expiration 03/31/2008 at $4.75 *	238,500,000	1,551,848

The accompanying notes are an integral part of the financial statements.	185

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

OPTIONS (continued)

United States (continued)
Over The Counter European Style Call on
USD-LIBOR Rate Swaption (continued)
Expiration 03/31/2008 at $4.75 *		93,600,000	$602,489
Expiration 09/26/2008 at $4.75 *		4,600,000	35,039
Expiration 08/28/2009 at $5.00 *		37,000,000	371,240
Expiration 08/28/2009 at $5.00 *		74,100,000	765,083
Expiration 08/28/2009 at $5.00 *		16,200,000	165,038
Expiration 12/20/2007 at $5.00 *		52,300,000	382,266
Expiration 02/01/2008 at $5.00 *		121,000,000	980,681
Expiration 08/03/2009 at $5.30 *		206,500,000	2,624,388

			12,034,633

TOTAL OPTIONS (Cost $11,964,707)			$13,054,700

SHORT TERM INVESTMENTS - 20.04%
Kingdom of Belgium
zero coupon due 10/11/2007 to
11/15/2007 ***	EUR	35,990,000	$48,813,142
Export-Import Bank of Korea, Series EMTN
4.25% due 11/27/2007 ***		$543,000	540,981
Government of France
zero coupon due 09/12/2007 to
11/29/2007 ***	EUR	67,868,000	92,235,564
General Electric Capital Corp.
5.17% due 11/06/2007 ***		$5,900,000	5,844,078
Korea Development Bank
4.25% due 11/13/2007 ***		214,000	213,690
Skandinav Enskilda Bank, Series YCD
5.2775% due 10/03/2007 ***		1,600,000	1,599,757
U.S. Treasury Bill
zero coupon due 09/13/2007 ***		190,000	189,719
zero coupon due 09/13/2007 *** ****		10,210,000	10,196,013

TOTAL SHORT TERM INVESTMENTS
(Cost $158,332,749)			$159,632,944

REPURCHASE AGREEMENTS - 7.84%
Credit Suisse First Boston Tri-Party
Repurchase Agreement dated
08/31/2007 at 5.05% to be
repurchased at $40,622,781 on
09/04/2007, collateralized by
$40,708,000 U.S. Treasury Note,
4.50% due 11/30/2011 (valued at
$41,645,525, including interest)		$40,600,000	$40,600,000
Repurchase Agreement with State Street
Corp. dated 08/31/2007 at 4.60% to be
repurchased at $21,840,157 on
09/04/2007, collateralized by $21,805,000
Federal National Mortgage Association,
5.30% due 04/16/2010 (valued at
$22,268,356, including interest)		21,829,000	21,829,000

TOTAL REPURCHASE AGREEMENTS
(Cost $62,429,000)			$62,429,000

Total Investments (Global Bond Fund)
(Cost $1,322,499,014) - 167.31%		$1,332,572,975
Liabilities in Excess of Other Assets - (67.31)%		(536,095,717)

TOTAL NET ASSETS - 100.00%		$796,477,258

Schedule of Securities Sold Short
	Shares or
	Principal
	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 58.02%
Federal National Mortgage Association
5.00%, TBA **	$67,000,000	$63,691,942

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (Proceeds $63,070,625)		$63,691,942

U.S. TREASURY BONDS - 2.07%
U.S. Treasury Bonds
4.50%, due 02/15/2036	2,400,000	$2,276,438

TOTAL U.S. TREASURY
BONDS (Proceeds $2,219,232)		$2,276,438

U.S. TREASURY NOTES - 39.91%
U.S. Treasury Notes
4.875%, due 08/15/2016	25,300,000	$25,946,339
4.625%, due 02/15/2017	3,500,000	$3,522,148
4.50%, due 05/15/2017	14,400,000	$14,348,247

TOTAL U.S. TREASURY
NOTES (Proceeds $43,191,542)		$43,816,734

Total Securities Sold Short
(Proceeds $108,481,399)		$109,785,114

Global Real Estate Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.11%

Australia - 5.08%
Abacus Property Group	808,257 $	1,283,976
Aspen Group, Ltd.	855,428	1,768,484
Becton Property Group	200,877	737,214
Centro Properties Group, Ltd.	431,690	2,884,074
Centro Retail Group (a)	629,653	851,754
Charter Hall Group	844,441	1,895,839
FKP Property Group, Ltd.	200,643	1,145,004
General Property Trust, Ltd.	4,679	18,263
ING Industrial Fund	71,766	156,793
Lend Lease Corp.	44,334	694,666
Macquarie DDR Trust	2,200	2,153
Macquarie Goodman Group, Ltd.	706,167	3,882,193
Macquarie Leisure Trust Group (a)	355,984	917,281
Mirvac Group, Ltd.	302,724	1,327,140
Stockland Company, Ltd.	194,718	1,362,143
Valad Property Group	945,034	1,519,085
Westfield Group	187,015	3,191,027

		23,637,089

The accompanying notes are an integral part of the financial statements.	186

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Austria - 0.40%
Conwert Immobilien Invest AG *	100,000	$1,840,304

Brazil - 0.68%
Iguatemi Empresa de Shopping Centers SA	113,850	1,688,488
JHSF Participacoes SA *	171,000	834,061
Multiplan Empreendimentos Imobiliarios SA *	54,400	655,608

		3,178,157
Canada - 1.49%
Boardwalk Real Estate Investment Trust	46,100	2,045,494
Brookfield Properties Corp. (a)	81,970	1,891,867
Morguard Real Estate Investment Trust	244,200	2,975,906

		6,913,267
China - 1.33%
Guangzhou R&F Properties Company, Ltd. -
H Shares	799,800	3,222,218
Shui On Land, Ltd.	2,820,000	2,975,332

		6,197,550
Finland - 0.83%
Sponda OYJ	100,000	1,370,765
Technopolis Oyj	306,965	2,504,876

		3,875,641
France - 3.98%
Fonciere Des Regions (a)	12,500	1,949,657
Icade	25,000	1,518,793
Orco Property Group (a)	5,000	752,371
Societe de la Tour Eiffel	12,000	1,835,982
Unibail-Rodamco * (a)	26,637	6,378,233
Unibail-Rodamco	25,363	6,083,717

		18,518,753
Germany - 1.20%
Colonia Real Estate AG * (a)	50,000	2,035,770
IVG Immobilien AG (a)	75,000	2,686,397
Magnat Real Estate Opportunities GmbH &
Co. KGaA *	332,500	884,383

		5,606,550
Guernsey - 0.60%
Camper & Nicholsons Marina Investments, Ltd. *	1,200,000	1,754,485
Eurocastle Investment, Ltd. (a)	30,000	1,052,194

		2,806,679
Hong Kong - 8.08%
C C Land Holdings, Ltd.	504,000	559,066
China Overseas Land & Investment, Ltd.	2,510,000	5,233,571
China Resources Land, Ltd.	1,560,000	2,705,692
Hang Lung Properties, Ltd.	1,876,592	6,870,234
Kerry Properties, Ltd.	793,000	5,855,859
New World Development Company, Ltd.	2,482,000	5,945,650
Sun Hung Kai Properties, Ltd.	780,000	10,421,549

		37,591,621
Italy - 0.58%
Beni Stabili SpA	500,000	620,352

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Risanamento SpA * (a)	300,000	$2,092,875

		2,713,227
Japan - 14.28%
Aeon Mall Company, Ltd. (a)	154,000	4,635,528
Japan Real Estate Investment Corp.	233	2,585,200
Japan Retail Fund Investment Corp., REIT	161	1,315,081
Mitsubishi Estate Company, Ltd.	710,000	18,973,994
Mitsui Fudosan Company, Ltd.	640,000	16,736,634
Nippon Building Fund, Inc. (a)	560	7,174,291
NTT Urban Development Corp. (a)	400	716,961
Sumitomo Realty &
Development Company, Ltd.	320,000	10,461,187
Tokyu Land Corp.	207,000	1,905,733
Urban Corp.	117,800	1,989,954

		66,494,563
Malaysia - 0.41%
IGB Corp., BHD	1,600,000	1,126,706
SP Setia BHD	250,000	519,108
Sunrise Berhad	282,000	277,665

		1,923,479
Netherlands - 0.03%
Eurocommercial Properties NV	2,470	130,006
Norway - 0.54%
Norwegian Property ASA	143,375	1,662,995
Scandinavian Property Development ASA *	120,590	859,449

		2,522,444
Philippines - 0.49%
Megaworld Corp.	30,000,200	2,262,807
Russia - 0.19%
Sistema Hals *	73,250	864,350
Singapore - 4.53%
Ascendas India Trust *	1,710,000	1,604,422
Capitaland, Ltd. *	1,150,000	5,584,846
CapitaMall Trust *	1,700,000	3,792,167
CDL Hospitality Trusts, REIT	1,150,040	1,672,528
Hong Kong Land Holdings, Ltd. (a)	1,665,000	6,401,572
The Ascott Group, Ltd.	2,000,000	2,042,900

		21,098,435
South Africa - 0.66%
Growthpoint Properties, Ltd. (a)	900,000	1,943,382
Madison Property Fund Managers Holdings,
Ltd. *	800,000	1,126,816

		3,070,198
Sweden - 0.31%
Lennart Wallenstam Byggnads AB, Series B	65,000	1,425,452

United Kingdom - 12.57%
Aseana Properties, Ltd. *	1,000,000	930,000
Big Yellow Group PLC	250,000	2,711,801
British Land Company PLC	330,000	8,634,511

The accompanying notes are an integral part of the financial statements.	187

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Dawnay Day Sirius, Ltd. *	1,000,330	$1,241,649
Derwent Valley Holdings PLC (a)	115,000	4,174,333
Equest Balkan Properties PLC	647,078	1,200,535
Great Portland Estates PLC	350,000	4,579,220
Hammerson PLC	190,000	5,105,736
Helical Bar PLC	47,765	444,490
Hirco PLC *	200,000	1,568,995
Land Securities Group PLC	300,000	10,994,900
Macau Property Opportunities Fund, Ltd. *	133,356	307,625
Mapeley Ltd	15,000	771,074
Minerva PLC *	100,000	562,774
Mucklow A & J Group Plc *	50,000	348,203
North Real Estate Opportunities Fund, Ltd. *	600,000	810,216
Northern European Properties, Ltd. *	700,000	810,874
Safestore Holdings, Ltd.	517,920	1,997,328
Segro PLC, REIT * (a)	166,154	1,838,524
Songbird Estates PLC	200,000	1,109,157
South African Property Opportunities PLC *	1,250,000	2,810,705
Speymill Deutsche Immobilien Co. PLC *	1,250,000	1,517,451
Terrace Hill Group PLC	1,028,574	1,956,017
Unite Group PLC	120,000	982,075
Workspace Group PLC	150,000	1,102,346

		58,510,539
United States - 39.85%
AMB Property Corp., REIT	48,230	2,651,685
Apartment Investment & Management
Company, Class A, REIT	115,480	5,161,956
Archstone-Smith Trust, REIT	63,600	3,739,680
Avalon Bay Communities, Inc., REIT	82,960	9,488,965
BioMed Realty Trust, Inc., REIT	128,990	3,144,776
Boston Properties, Inc., REIT	44,600	4,463,122
BRE Properties, Inc., Class A, REIT	70,500	3,915,570
DiamondRock Hospitality Company, REIT	18,850	338,357
Digital Realty Trust, Inc., REIT	62,450	2,435,550
Douglas Emmett, Inc., REIT	102,500	2,506,125
Equity Lifestyle Properties, Inc., REIT	75,980	3,700,226
Essex Property Trust, Inc., REIT	38,570	4,543,160
Federal Realty Investment Trust, REIT	66,790	5,615,035
FelCor Lodging Trust, Inc., REIT	144,900	3,179,106
General Growth Properties, Inc., REIT	208,150	10,347,137
Healthcare Realty Trust, Inc., REIT	47,450	1,184,827
Host Hotels & Resorts, Inc., REIT	461,410	10,284,829
LaSalle Hotel Properties, REIT	97,700	4,068,228
LTC Properties, Inc., REIT	76,180	1,720,144
Mack-California Realty Corp., REIT	93,600	3,908,736
Nationwide Health Properties, Inc., REIT	99,670	2,765,843
Parkway Properties, Inc., REIT	35,300	1,633,684
Post Properties, Inc., REIT (a)	49,600	1,979,536
ProLogis, REIT	164,040	9,868,646
Public Storage, Inc., REIT	91,800	6,956,604
Regency Centers Corp., REIT	111,080	7,716,728
Saul Centers, Inc., REIT	16,800	841,008

Global Real Estate Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)

United States (continued)
Senior Housing Properties Trust, REIT		114,000	$2,318,760
Simon Property Group, Inc., REIT		176,090	16,714,463
SL Green Realty Corp., REIT		104,800	11,686,248
Starwood Hotels & Resorts Worldwide, Inc.		73,289	4,479,424
Tanger Factory Outlet Centers, Inc., REIT		101,600	3,867,912
Taubman Centers, Inc., REIT		34,900	1,800,142
The Macerich Company, REIT		65,450	5,315,849
Ventas, Inc., REIT		151,100	5,753,888
Vornado Realty Trust, REIT		144,326	15,383,708

			185,479,657

TOTAL COMMON STOCKS (Cost $424,857,636)			$456,660,768

WARRANTS - 0.02%

Hong Kong - 0.02%
China Overseas Land & Investment, Ltd.
(Expiration Date: 08/27/2008, Strike
Price: HKD 12.50)		209,167	101,938

TOTAL WARRANTS (Cost $0)			$101,938

RIGHTS - 0.00%

Philippines - 0.00%
Ali Pals Non Tradeable (Expiration date:
09/14/2007, Strike price: PHP0.1)		1,987,000	0

TOTAL RIGHTS (Cost $0)			$0

CONVERTIBLE BONDS - 0.05%

Germany - 0.05%
Colonia Real Estate AG, Series COLO
1.875% due 12/07/2011	EUR	167,300	218,235

TOTAL CONVERTIBLE BONDS (Cost $222,952)			$218,235

SHORT TERM INVESTMENTS - 6.12%
John Hancock Cash Investment Trust (c)		$28,489,756	$28,489,756

TOTAL SHORT TERM INVESTMENTS
(Cost $28,489,756)			$28,489,756

REPURCHASE AGREEMENTS - 1.20%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$5,597,860 on 09/04/2007,
collateralized by $5,590,000
Federal National Mortgage
Association, 5.3% due 04/16/2010
(valued at $5,708,788, including
interest)		$5,595,000	$5,595,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,595,000)			$5,595,000

Total Investments (Global Real Estate Fund)
(Cost $459,165,344) - 105.50%			$491,065,697
Liabilities in Excess of Other Assets - (5.50)%			(25,584,303)

TOTAL NET ASSETS - 100.00%			$465,481,394

The accompanying notes are an integral part of the financial statements.	188

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of
August 31, 2007 (as a percentage of total net assets):
Real Estate	92.89%
Building Materials & Construction	1.42%
Financial Services	1.00%
Investment Companies	1.00%
Hotels & Restaurants	0.96%

High Income Fund
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 3.62%

Brazil - 3.62%
Federative Republic of Brazil
12.50% due 01/05/2016	BRL	23,935,000	$13,882,957

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $15,116,130)			$13,882,957

CORPORATE BONDS - 59.34%

Advertising - 1.15%
Vertis, Inc.
9.75% due 04/01/2009		$3,108,000	3,076,920
10.875% due 06/15/2009		1,500,000	1,320,000

			4,396,920
Aerospace - 0.07%
TransDigm, Inc.
7.75% due 07/15/2014		285,000	286,425

Air Travel - 4.89%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012		109,824	102,372
American Airlines, Inc., Series 90-K
9.93% due 06/15/2010		512,000	509,440
American Airlines, Inc., Series 91B2
10.32% due 07/30/2014		980,000	960,400
AMR Corp., Series MTNB
10.40% due 03/10/2011		4,500,000	4,550,625
Gol Finance
8.75% due 04/29/2049		2,780,000	2,724,400
Northwest Airlines
6.625% due 02/15/2023 ^		15,690,000	1,431,713
7.625% due 11/15/2023 ^		8,085,000	808,500
8.875% due 06/01/2049 ^		845,000	82,387
9.875% due 03/15/2037 ^		7,045,000	739,725
10.00% due 02/01/2009 ^		2,140,000	214,000
Northwest Airlines Corp. Escrow Account
zero coupon due 02/20/2049 ^		4,470,000	441,412
United Airlines, Inc., Series 00-2
7.762% due 10/01/2049 ^		6,676,394	6,175,665

			18,740,639
Apparel & Textiles - 0.10%
Hanesbrands, Inc., Series B
8.7841% due 12/15/2014 (b)		365,000	364,544

Auto Parts - 0.11%
Federal-Mogul Corp.
7.50% due 01/15/2009 ^		525,000	427,875

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Broadcasting - 4.91%
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014	$3,675,000	$3,606,094
XM Satellite Radio Holdings, Inc.
1.75% due 12/01/2009	3,585,000	3,020,362
XM Satellite Radio, Inc.
9.75% due 05/01/2014	7,630,000	7,248,500
9.8563% due 05/01/2013 (b)	5,295,000	4,924,350

		18,799,306
Building Materials & Construction - 0.27%
Odebrecht Overseas, Ltd.
9.625% due 12/31/2049	1,006,000	1,034,923
Business Services - 1.70%
Allied Security Escrow Corp.
11.375% due 07/15/2011	276,000	274,620
Minerva Overseas, Ltd.
9.50% due 02/01/2017	2,875,000	2,702,500
MSX International UK
12.50% due 04/01/2012	1,185,000	1,149,450
West Corp.
11.00% due 10/15/2016	2,365,000	2,400,475

		6,527,045
Cable & Television - 5.99%
Adelphia Communications Corp.
7.75% due 01/15/2009 ^	3,000,000	540,000
9.875% due 03/01/2049 ^	1,965,000	353,700
10.25% due 11/01/2049 ^	985,000	174,837
Century Communications
8.375% due 12/15/2049 ^	1,000,000	28,750
Charter Communications Holdings I LLC
11.75% due 05/15/2014	4,340,000	3,862,600
12.125% due 01/15/2015	950,000	850,250
13.50% due 01/15/2014 (a)	1,455,000	1,374,975
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	5,455,000	5,345,900
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	1,345,000	1,358,450
Charter Communications Operating LLC
8.00% due 04/30/2012	5,400,000	5,292,000
Charter Communications, Inc.
5.875% due 11/16/2009	459,000	612,191
Insight Communications, Inc.
12.25% due 02/15/2011	74,000	76,128
Shaw Communications, Inc.
8.25% due 04/11/2010	18,000	18,765
Young Broadcasting, Inc.
8.75% due 01/15/2014	37,000	30,941
10.00% due 03/01/2011	3,360,000	3,024,000

		22,943,487
Cellular Communications - 6.03%
American Cellular Corp.
10.00% due 08/01/2011	3,890,000	4,035,875

The accompanying notes are an integral part of the financial statements.	189

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Cellular Communications (continued)
American Tower Corp.
5.00% due 02/15/2010	$441,000	$439,897
Centennial Communications Corp.
10.00% due 01/01/2013	2,430,000	2,539,350
10.75% due 12/15/2008	28,000	28,140
11.11% due 01/01/2013 (b)	600,000	615,000
Dobson Communications Corp.
8.375% due 11/01/2011	335,000	354,263
8.875% due 10/01/2013	6,250,000	6,609,375
9.875% due 11/01/2012	1,180,000	1,268,500
Dobson Communications Corp., Series B
8.375% due 11/01/2011	976,000	1,032,120
Rural Cellular Corp.
8.36% due 06/01/2013 (b)	4,810,000	4,906,200
9.875% due 02/01/2010	1,220,000	1,262,700

		23,091,420
Chemicals - 1.37%
American Pacific Corp.
9.00% due 02/01/2015	4,980,000	4,905,300
Sterling Chemicals, Inc.
10.25% due 04/01/2015	340,000	345,100

		5,250,400
Containers & Glass - 2.61%
BWAY Corp.
10.00% due 10/15/2010	755,000	770,100
Graphic Packaging International Corp.
9.50% due 08/15/2013	2,750,000	2,777,500
Pliant Corp.
11.125% due 09/01/2009 ^	552,000	499,560
11.625% due 06/15/2009 ^	854,636	910,187
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	3,160,000	3,013,850
Stone Container Finance
7.375% due 07/15/2014	118,000	110,920
Tekni Plex, Inc., Series B
12.75% due 06/15/2010	1,949,000	1,490,985
US Corrugated, Inc.
10.00% due 06/12/2013	460,000	432,400

		10,005,502
Drugs & Health Care - 0.74%
Duane Reade, Inc.
9.75% due 08/01/2011	3,000,000	2,850,000
Electrical Utilities - 0.85%
CMS Energy Corp.
8.50% due 04/15/2011	37,000	39,389
Orion Power Holdings, Inc.
12.00% due 05/01/2010	2,945,000	3,210,050

		3,249,439
Electronics - 0.77%
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2009	919,000	879,942
10.00% due 02/15/2009	2,170,000	2,088,625

		2,968,567

High Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Energy - 0.40%
Exide Technologies, Series B
10.50% due 03/15/2013		$1,600,000	$1,544,000

Financial Services - 1.11%
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		1,122,000	1,093,950
Nexstar Finance, Inc.
7.00% due 01/15/2014		221,000	208,845
Ucar Finance, Inc.
10.25% due 02/15/2012		2,828,000	2,955,260

			4,258,055

Food & Beverages - 1.33%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011		4,360,000	4,011,200
Constellation Brands, Inc., Series B
8.125% due 01/15/2012		55,000	55,137
Dole Food Company, Inc.
7.25% due 06/15/2010		1,100,000	1,017,500

			5,083,837

Forest Products - 0.08%
Tembec Industries, Inc.
8.50% due 02/01/2011		720,000	322,200

Gold - 0.40%
New Gold, Inc.
10.00% due 06/28/2017	CAD	2,035,000	1,522,252

Healthcare Services - 1.34%
Healthsouth Corp.
11.4091% due 06/15/2014 (b)		$5,000,000	5,125,000

Holdings Companies/Conglomerates - 2.00%
UAL Corp.
4.50% due 06/30/2021		5,080,000	7,652,512

Homebuilders - 0.01%
Meritage Homes Corp.
7.00% due 05/01/2014		18,000	14,670
Standard Pacific Corp.
6.50% due 10/01/2008		37,000	33,300

			47,970

Hotels & Restaurants - 1.17%
Buffalo Thunder Development Authority
9.375% due 12/15/2014		1,595,000	1,499,300
CCM Merger, Inc.
8.00% due 08/01/2013		3,108,000	2,968,140

			4,467,440

Household Products - 0.52%
Vitro SA de CV
9.125% due 02/01/2017		2,075,000	1,997,188

Leisure Time - 7.70%
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012		18,000	18,405

The accompanying notes are an integral part of the financial statements.	190

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	$975,000	$901,875
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015	4,230,000	3,627,225
Fontainebleau, Senior Note
7.00% due 05/31/2014	2,895,000	2,685,112
Harrah's Operating Company, Inc.
6.50% due 06/01/2016	1,410,000	1,110,375
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,800,000	1,795,500
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	2,460,000	2,472,300
Majestic Star Casino LLC
9.50% due 10/15/2010	2,605,000	2,552,900
9.75% due 01/15/2011	4,515,000	3,837,750
Marquee Holdings, Inc.
12 due 08/15/2014	820,000	688,800
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	750,000	750,000
Seminole Hard Rock Entertainment, Inc.
7.86% due 03/15/2014 (b)	805,000	780,850
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015	995,000	980,075
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	6,160,000	5,020,400
Turning Stone Resort Casino
9.125% due 09/15/2014	690,000	696,900
9.125% due 12/15/2010	1,563,000	1,578,630

		29,497,097
Medical-Hospitals - 1.27%
Alliance Imaging, Inc.
7.25% due 12/15/2012	2,000,000	1,910,000
Community Health Systems, Inc.
8.875% due 07/15/2015	575,000	574,281
HCA, Inc.
9.25% due 11/15/2016	2,310,000	2,373,525

		4,857,806
Metal & Metal Products - 0.14%
Blaze Recycling & Metals LLC / Blaze Finance Corp.
10.875% due 07/15/2012	530,000	523,375

Mining - 0.12%
Drummond Company, Inc.
7.375% due 02/15/2016	470,000	446,500

Paper - 2.45%
Abitibi-Consolidated, Inc.
6.00% due 06/20/2013	1,620,000	1,198,800
7.40% due 04/01/2018	500,000	362,500
7.50% due 04/01/2028	347,000	246,370
7.75% due 06/15/2011	846,000	706,410
8.375% due 04/01/2015	1,110,000	871,350
Bowater Canada Finance Corp.
7.95% due 11/15/2011	55,000	46,750

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Paper (continued)
Bowater, Inc.
9.50% due 10/15/2012	$1,269,000	$1,116,720
Buckeye Technologies, Inc.
9.25% due 09/15/2008	951,000	951,000
Jefferson Smurfit Corp.
8.25% due 10/01/2012	740,000	723,350
Newark Group, Inc.
9.75% due 03/15/2014	1,581,000	1,486,140
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	441,000	355,005
Pope & Talbot, Inc.
8.375% due 06/01/2013	2,200,000	1,309,000

		9,373,395

Petroleum Services - 0.43%
Hanover Equipment Trust
8.75% due 09/01/2011	1,600,000	1,644,000

Publishing - 2.11%
Idearc, Inc.
8.00% due 11/15/2016	2,660,000	2,626,750
Quebecor World Capital Corp.
4.875% due 11/15/2008	1,855,000	1,801,669
6.125% due 11/15/2013	3,630,000	3,149,025
8.75% due 03/15/2016	560,000	504,000

		8,081,444

Real Estate - 0.11%
Realogy Corp.
10.50% due 04/15/2014	505,000	425,463

Retail - 1.17%
Eye Care Centers of America
10.75% due 02/15/2015	1,545,000	1,653,150
Jo-Ann Stores, Inc.
7.50% due 03/01/2012	3,177,000	2,843,415

		4,496,565

Sanitary Services - 0.35%
Allied Waste North America, Inc.
4.25% due 04/15/2034	1,415,000	1,340,712

Steel - 0.51%
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016	1,955,000	1,955,000

Telecommunications Equipment &
Services - 0.73%
Digicel Group, Ltd.
8.875% due 01/15/2015	930,000	849,834
Mobile Satellite Ventures LP
zero coupon, Step up to 14% on
04/01/2010 due 04/01/2013	1,190,000	749,700
Terrestar Networks, Inc., PIK
15.00% due 02/15/2014	1,145,318	1,193,994

		2,793,528

Tobacco - 1.21%
Alliance One International, Inc.
8.50% due 05/15/2012	900,000	877,500
11.00% due 05/15/2012	1,275,000	1,332,375

The accompanying notes are an integral part of the financial statements.	191

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Tobacco (continued)
North Atlantic Trading Company
10.00% due 03/01/2012	$2,626,750	$2,416,610

		4,626,485

Travel Services - 1.12%
Travelport LLC
9.875% due 09/01/2014	4,250,000	4,281,875

TOTAL CORPORATE BONDS (Cost $231,371,615)		$227,300,191

CONVERTIBLE BONDS - 5.82%

Air Travel - 2.07%
AMR Corp.
4.25% due 09/23/2023	5,265,000	7,917,244

Holdings Companies/Conglomerates - 3.75%
UAL Corp.
4.50% due 06/30/2021	9,536,000	14,365,030

TOTAL CONVERTIBLE BONDS (Cost $19,972,690)		$22,282,274

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.40%
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B1
7.255% due 06/25/2047 (b)	1,087,350	460,755
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B2
7.255% due 06/25/2047 (b)	323,900	137,250
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B3
7.255% due 06/25/2047 (b)	646,334	273,878
Countrywide Alternative Loan Trust, Series
2007-OA9, Class XP
zero coupon IO due 06/25/2047	57,013,788	3,202,750
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class X
2.1715% IO due 09/20/2046	1,580,109	83,449
Global Tower Partners Acquisition LLC, Series
2007-1A, Class G
7.8737% due 05/15/2037	515,000	478,682
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036	1,750,000	1,708,325
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036	1,325,000	1,291,527
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR8,
Class CX2P
zero coupon IO due 10/25/2046	40,808,003	1,543,053

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $9,151,205)		$9,179,669

ASSET BACKED SECURITIES - 1.30%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	1,525,000	1,567,476

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/25/2037	$3,560,000	$3,429,081

TOTAL ASSET BACKED SECURITIES
(Cost $5,099,917)		$4,996,557

COMMON STOCKS - 19.42%

Air Travel - 4.97%
Northwest Airlines Corp. ^ *	1,025,688	19,057,283

Broadcasting - 2.42%
Canadian Satellite Radio Holdings, Inc. *	577,161	2,732,511
XM Satellite Radio Holdings, Inc., Class A *	525,300	6,550,491

		9,283,002
Cable & Television - 4.20%
Adelphia Recovery Trust, Series ACC-1 *	5,806,367	435,478
Adelphia Recovery Trust, Series Arahova *	424,949	201,851
Charter Communications, Inc., Class A *	414,100	1,151,198
Comcast Corp., Special Class A *	375,975	9,722,713
Time Warner Cable, Inc. *	124,257	4,560,232

		16,071,472
Commercial Services - 0.21%
Paragon Shipping, Inc. *	55,010	718,430
Paragon Shipping, Inc. *	4,990	70,519

		788,949
International Oil - 0.28%
Dominion Petroleum, Ltd., GDR *	1,263,190	1,082,650

Leisure Time - 1.28%
Fontainebleau Resorts LLC, Class A *	65,203	782,436
Isle of Capri Casinos, Inc. *	221,850	4,110,881

		4,893,317
Mining - 2.99%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	131,250	11,473,875

Telecommunications Equipment &
Services - 1.48%
Chunghwa Telecom Company, Ltd., SADR	322,587	5,651,726

Telephone - 1.59%
Sprint Nextel Corp.	321,650	6,085,618

TOTAL COMMON STOCKS (Cost $71,795,881)		$74,387,892

PREFERRED STOCKS - 1.06%

Cellular Communications - 0.73%
Rural Cellular Corp., PIK *	2,254	2,806,230

Containers & Glass - 0.08%
Pliant Corp., Series AA *	685	294,550

Mining - 0.25%
Freeport-McMoRan Copper & Gold, Inc. *	7,400	981,388

TOTAL PREFERRED STOCKS (Cost $4,003,734)		$4,082,168

The accompanying notes are an integral part of the financial statements.	192

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Income Fund (continued)
		Shares or
		Principal
		Amount	Value

TERM LOANS - 4.64%

Air Travel - 0.37%
Delta Airlines Inc.
7.355% due 04/30/2012		$1,474,200	$1,408,790

Educational Services - 0.44%
Riverdeep Interactive Learning
8.10% due 11/28/2013	EUR	1,716,345	1,680,594

Healthcare Products - 0.08%
Inverness Medical Innovations, Inc.
9.59% due 06/26/2015		$320,000	313,600

Leisure Time - 0.20%
East Valley Tourist Development
7.00% due 08/06/2012 (f)		765,000	757,350

Medical-Hospitals - 1.17%
Community Health Systems, Inc.
7.32% due 07/25/2014 (f)		4,690,642	4,507,894
Newspapers - 1.30%
Star Tribune Corp.
7.587% due 03/01/2015		350,000	302,312
7.587% due 03/01/2014		2,862,825	2,472,765
Tribune Corp.
8.36% due 05/30/2014		2,570,000	2,219,838

			4,994,915

Real Estate - 0.37%
Realogy Corp.
8.07% due 10/10/2013 (f)		1,500,000	1,417,500

Trucking & Freight - 0.71%
Saint Acquisition Corp.
8.57% due 05/06/2014		3,000,000	2,709,900

TOTAL TERM LOANS (Cost $18,688,551)			$17,790,543

WARRANTS - 0.09%

Commercial Services - 0.02%
Paragon Shipping, Inc.
(Expiration Date: 11/21/2011) *		11,002	58,971

Gold - 0.07%
New Gold, Inc.
(Expiration Date: 06/28/17, Strike
Price: CAD 15.00) *		203,500	269,766

TOTAL WARRANTS (Cost $419,903)			$328,737

SHORT TERM INVESTMENTS - 1.31%
Federal Home Loan Bank Discount Notes
4.20% due 09/04/2007		$3,600,000	$3,598,740
John Hancock Cash Investment Trust (c)		1,428,149	1,428,149

TOTAL SHORT TERM INVESTMENTS
(Cost $5,026,889)			$5,026,889

High Income Fund (continued)
		Shares or
		Principal
		Amount	Value

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$67,034 on 09/04/2007,
collateralized by $70,000 Federal
Home Loan Bank, 5.81% due
03/14/2025 (valued at $70,263,
including interest)		$67,000	$67,000

TOTAL REPURCHASE AGREEMENTS
(Cost $67,000)			$67,000

Total Investments (High Income Fund)
(Cost $380,713,515) - 99.02%			$379,324,877
Other Assets in Excess of Liabilities - 0.98%			3,749,483

TOTAL NET ASSETS - 100.00%			$383,074,360

High Yield Fund
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 5.02%

Argentina - 0.21%
Republic of Argentina
0.6245% due 12/15/2035 (b)		$48,000	$5,640
0.6491% due 12/15/2035 (b)	ARS	5,863,355	172,766
0.6618% due 12/15/2035 (b)	EUR	587,000	78,065
2.00% due 01/03/2010 (b)	ARS	1,870,000	690,234
5.83% due 12/31/2033 (b)		858,954	304,257
7.00% due 09/12/2013		$751,000	643,231
8.00% due 02/26/2008 ^	EUR	304,137	140,839
8.00% due 10/30/2009 ^		175,000,000	39,142
8.125% due 04/21/2008 ^		625,000	279,825
9.00% due 05/26/2009 ^		100,000	44,385
11.75% due 05/20/2011		2,425,000	579,236
11.75% due 11/13/2026 ^		1,800,000	407,352

			3,384,972
Brazil - 1.31%
Federative Republic of Brazil
6.00% due 05/15/2045	BRL	2,849,000	2,259,022
8.25% due 01/20/2034		$3,667,000	4,492,075
8.75% due 02/04/2025		837,000	1,043,739
8.875% due 10/14/2019		250,000	300,000
10.00% due 07/01/2010	BRL	25,691,000	12,706,250
10.00% due 01/01/2010		1,000	498
10.50% due 07/14/2014		$112,000	140,336

			20,941,920
Colombia - 0.34%
Republic of Colombia
7.375% due 01/27/2017		100,000	106,200
7.375% due 09/18/2037		4,998,000	5,300,379

			5,406,579

The accompanying notes are an integral part of the financial statements.	193

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Ecuador - 0.13%
Republic of Ecuador
9.375% due 12/15/2015		$60,000	$54,600
10.00% due 08/15/2030		2,222,000	1,955,360

			2,009,960
Indonesia - 0.33%
Republic of Indonesia
9.75% due 05/15/2037	IDR	11,122,000,000	1,192,706
10.25% due 07/15/2027		9,327,000,000	995,269
10.25% due 07/15/2022		14,706,000,000	1,585,257
11.00% due 09/15/2025		12,836,000,000	1,455,508

			5,228,740
Mexico - 0.61%
Government of Mexico
6.625% due 03/03/2015		$1,274,000	1,353,625
6.75% due 09/27/2034		4,623,000	5,020,578
8.375% due 01/14/2011		429,000	468,468
11.375% due 09/15/2016		2,075,000	2,905,000

			9,747,671
Panama - 0.32%
Republic of Panama
6.70% due 01/26/2036		2,241,000	2,218,590
9.375% due 04/01/2029		2,150,000	2,805,750

			5,024,340
Peru - 0.11%
Republic of Peru
6.55% due 03/14/2037		648,000	647,676
7.35% due 07/21/2025		77,000	84,893
8.75% due 11/21/2033		862,000	1,094,740

			1,827,309
Russia - 0.09%
Russian Federation
11.00% due 07/24/2018		100,000	139,240
12.75% due 06/24/2028		771,000	1,359,566

			1,498,806
Turkey - 0.96%
Republic of Turkey
6.875% due 03/17/2036		8,069,000	7,574,774
7.00% due 06/05/2020		146,000	146,182
7.00% due 09/26/2016		535,000	541,688
7.375% due 02/05/2025		1,929,000	1,972,402
11.875% due 01/15/2030		1,480,000	2,260,700
14.00% due 01/19/2011	TRY	3,896,000	2,788,208

			15,283,954
Uruguay - 0.07%
Republic of Uruguay
7.625% due 03/21/2036		$1,038,633	1,080,178

Venezuela - 0.54%
Republic of Venezuela
5.75% due 02/26/2016		4,667,000	3,791,938
7.65% due 04/21/2025		949,000	813,767
8.50% due 10/08/2014		339,000	326,287

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Venezuela (continued)
Republic of Venezuela (continued)
9.375% due 01/13/2034	$1,588,000	$1,572,120
10.75% due 09/19/2013	1,952,000	2,096,448

		8,600,560

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $81,331,025)		$80,034,989

CORPORATE BONDS - 84.50%

Advertising - 0.85%
Lamar Media Corp.
6.625% due 08/15/2015	4,275,000	4,082,625
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	510,000	480,675
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	685,000	645,612
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	8,200,000	8,405,000

		13,613,912
Aerospace - 1.41%
Alliant Techsystems, Inc.
6.75% due 04/01/2016	2,025,000	1,984,500
DRS Technologies, Inc.
6.625% due 02/01/2016	280,000	273,000
6.875% due 11/01/2013	4,925,000	4,826,500
Hawker Beechcraft Acquisition Company LLC
9.75% due 04/01/2017	5,270,000	5,217,300
Hawker Beechcraft Acquisition Company LLC, PIK
8.875% due 04/01/2015	7,950,000	7,751,250
Sequa Corp.
9.00% due 08/01/2009	2,300,000	2,380,500

		22,433,050
Air Travel - 0.98%
Continental Airlines, Inc.
6.541% due 09/15/2008	155,870	154,311
8.75% due 12/01/2011 (a)	2,945,000	2,753,575
Continental Airlines, Inc., Series C
7.339% due 04/19/2014	1,905,000	1,790,700
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015	11,000,000	10,945,000

		15,643,586
Aluminum - 0.44%
Novelis, Inc.
7.25% due 02/15/2015	7,236,000	7,018,920

Apparel & Textiles - 0.65%
Levi Strauss & Company
8.875% due 04/01/2016	595,000	597,975
9.75% due 01/15/2015	7,585,000	7,850,475
Oxford Industries, Inc.
8.875% due 06/01/2011	1,925,000	1,929,813

		10,378,263

The accompanying notes are an integral part of the financial statements.	194

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Auto Parts - 0.98%
Goodyear Tire & Rubber Company
9.00% due 07/01/2015	$34,000	$35,190
Keystone Automotive Operations
9.75% due 11/01/2013	4,200,000	3,360,000
Visteon Corp.
8.25% due 08/01/2010	14,205,000	12,145,275

		15,540,465
Auto Services - 1.59%
Ashtead Holdings PLC
8.625% due 08/01/2015	1,505,000	1,474,900
Hertz Corp.
8.875% due 01/01/2014	6,615,000	6,846,525
10.50% due 01/01/2016	9,400,000	10,152,000
Penhall International Corp.
12.00% due 08/01/2014	6,650,000	6,916,000

		25,389,425
Automobiles - 2.71%
AutoNation, Inc.
7.00% due 04/15/2014	515,000	484,744
7.36% due 04/15/2013 (b)	3,030,000	2,848,200
Ford Motor Company
4.25% due 12/15/2036	610,000	656,116
7.45% due 07/16/2031	18,500,000	13,875,000
8.875% due 01/15/2022	2,555,000	2,133,425
8.90% due 01/15/2032	2,000,000	1,660,000
General Motors Corp.
7.20% due 01/15/2011	2,655,000	2,349,675
8.375% due 07/15/2033	23,995,000	19,255,987

		43,263,147
Banking - 1.72%
ATF Capital BV
9.25% due 02/21/2014	7,890,000	7,890,000
HSBC Bank PLC, Series EMTN
7.00% due 11/01/2011	588,536	590,007
HSBC Bank USA, Series BKNT
6.9704% due 11/01/2011 (b)	247,828	251,422
6.9809% due 11/01/2011 (b)	257,513	261,247
HSBK Europe BV
7.25% due 05/03/2017	7,160,000	7,210,936
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)	1,864,000	1,746,685
ICICI Bank, Ltd., Series REGS
6.375% due 04/30/2022 (b)	1,183,000	1,083,486
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017	944,000	892,080
RSHB Capital SA for OJSC Russian Agricultural
Bank
7.175% due 05/16/2013	1,479,000	1,512,278
TuranAlem Finance BV
8.25% due 01/22/2037	4,265,000	3,646,575
TuranAlem Finance BV, Series REGS
8.25% due 01/22/2037	2,738,000	2,340,990

		27,425,706

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Broadcasting - 0.48%
CMP Susquehanna Corp.
9.875% due 05/15/2014	$4,350,000	$4,023,750
XM Satellite Radio, Inc.
9.75% due 05/01/2014	1,110,000	1,054,500
9.8563% due 05/01/2013 (b)	2,770,000	2,576,100

		7,654,350
Building Materials & Construction - 1.31%
Ainsworth Lumber Company, Ltd.
6.75% due 03/15/2014	1,050,000	698,250
7.25% due 10/01/2012	1,640,000	1,172,600
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	7,965,000	5,197,163
9.75% due 04/15/2012	7,005,000	7,110,075
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014	10,740,000	6,712,500

		20,890,588
Business Services - 1.98%
Affinion Group, Inc.
10.125% due 10/15/2013	5,315,000	5,315,000
11.50% due 10/15/2015	6,320,000	6,320,000
Allied Security Escrow Corp.
11.375% due 07/15/2011	9,005,000	8,959,975
Sungard Data Systems, Inc.
9.125% due 08/15/2013	4,126,000	4,260,095
10.25% due 08/15/2015	6,560,000	6,756,800

		31,611,870
Cable & Television - 3.98%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	1,000,000	957,500
9.82% due 04/01/2009 (b)	500,000	512,500
Charter Communications Holdings I LLC
11.75% due 05/15/2014	12,150,000	10,813,500
12.125% due 01/15/2015	2,200,000	1,969,000
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	10,154,000	9,950,920
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	4,940,000	4,989,400
10.25% due 10/01/2013	2,893,000	2,921,930
Charter Communications Holdings LLC
11.75 due 05/15/2011	1,585,000	1,529,525
12.125 due 01/15/2012	1,760,000	1,698,400
CSC Holdings, Inc.
6.75% due 04/15/2012	2,550,000	2,409,750
7.625% due 07/15/2018	1,403,000	1,287,253
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	780,000	768,300
8.125% due 08/15/2009	3,845,000	3,873,837
8.125% due 07/15/2009	470,000	473,525
EchoStar DBS Corp.
6.625% due 10/01/2014	6,575,000	6,361,313

The accompanying notes are an integral part of the financial statements.	195

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Echostar DBS Corp. (continued)
7.125% due 02/01/2016 (a)	$4,085,000	$3,993,088
ION Media Networks, Inc.
11.61% due 01/15/2013 (b)	1,045,000	1,045,000
ION Media Networks, Inc., Series A
11.00% due 07/31/2013	1,597,500	1,359,153
Quebecor Media, Inc.
7.75% due 03/15/2016	955,000	908,444
Rogers Cable, Inc.
8.75% due 05/01/2032	750,000	884,179
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	573,000	578,730
Univision Communications, Inc., PIK
9.75% due 03/15/2015	2,770,000	2,638,425
Videotron Ltee.
6.375% due 12/15/2015	1,675,000	1,528,437

		63,452,109
Cellular Communications - 2.27%
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	335,000	329,975
9.25% due 11/01/2014	1,505,000	1,482,425
Rogers Wireless, Inc.
7.25% due 12/15/2012	270,000	286,171
9.625% due 05/01/2011	100,000	112,734
Rural Cellular Corp.
8.25% due 03/15/2012	5,590,000	5,813,600
8.36% due 06/01/2013 (b)	3,710,000	3,784,200
9.875% due 02/01/2010	2,025,000	2,095,875
True Move Company, Ltd.
10.75% due 12/16/2013	18,030,000	18,030,000
True Move Company, Ltd., Series REGS
10.75% due 12/16/2013	700,000	706,566
UBS Luxembourg SA for OJSC Vimpel
Communications, Series REGS
8.25% due 05/23/2016	3,600,000	3,618,000

		36,259,546
Chemicals - 1.52%
Equistar Chemicals LP
10.125% due 09/01/2008	32,000	33,200
10.625% due 05/01/2011	1,886,000	1,989,730
Georgia Gulf Corp.
9.50% due 10/15/2014	6,850,000	6,336,250
Huntsman International LLC
7.875% due 11/15/2014	1,975,000	2,063,875
IMC Global, Inc.
7.30% due 01/15/2028	25,000	23,250
Lyondell Chemical Company
6.875% due 06/15/2017	1,845,000	1,997,212
8.00% due 09/15/2014	1,470,000	1,598,625
8.25% due 09/15/2016	1,210,000	1,355,200
10.50% due 06/01/2013	30,000	32,325
Methanex Corp.
8.75% due 08/15/2012	3,615,000	3,868,050
Montell Finance Company BV
8.10% due 03/15/2027	4,155,000	3,614,850

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Chemicals (continued)
Westlake Chemical Corp.
6.625% due 01/15/2016	$1,380,000	$1,269,600

		24,182,167
Coal - 0.27%
International Coal Group, Inc.
10.25% due 07/15/2014	4,600,000	4,312,500
Peabody Energy Corp.
6.875% due 03/15/2013	50,000	49,875

		4,362,375
Commercial Services - 1.26%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	10,434,000	10,590,510
PGS Solutions, Inc.
9.625% due 02/15/2015	3,055,000	2,825,875
Rental Service Corp.
9.50% due 12/01/2014	1,900,000	1,859,625
Rental Service Corp., Series 144A
9.50% due 12/01/2014	4,885,000	4,781,194

		20,057,204
Computers & Business Equipment - 0.26%
Activant Solutions, Inc.
9.50% due 05/01/2016	4,590,000	4,062,150

Construction Materials - 0.13%
Nortek, Inc.
8.50% due 09/01/2014	2,415,000	2,088,975

Containers & Glass - 2.57%
Graham Packaging Company
8.50% due 10/15/2012	610,000	594,750
9.875% due 10/15/2014	7,880,000	7,722,400
Graphic Packaging International Corp.
9.50% due 08/15/2013	8,335,000	8,418,350
Greif, Inc.
6.75% due 02/01/2017	4,185,000	4,080,375
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	3,550,000	3,638,750
8.75% due 11/15/2012	2,450,000	2,548,000
8.875% due 02/15/2009	2,400,000	2,439,000
Owens-Illinois, Inc.
7.35% due 05/15/2008	200,000	200,000
Owens-Illinois, Inc., Series 2010
7.50% due 05/15/2010	850,000	845,750
Plastipak Holdings, Inc.
8.50% due 12/15/2015	1,790,000	1,816,850
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	2,350,000	2,937
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017 (a)	7,505,000	7,157,894
8.375% due 07/01/2012	1,505,000	1,474,900

		40,939,956
Correctional Facilities - 0.27%
Corrections Corp. of America
6.25% due 03/15/2013	3,725,000	3,613,250

The accompanying notes are an integral part of the financial statements.	196

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Correctional Facilities (continued)
Corrections Corp. of America (continued)
6.75% due 01/31/2014	$750,000	$735,000

		4,348,250
Cosmetics & Toiletries - 0.09%
Playtex Products, Inc.
9.375% due 06/01/2011	1,425,000	1,460,625

Crude Petroleum & Natural Gas - 2.30%
Chesapeake Energy Corp.
6.25% due 01/15/2018	6,185,000	5,790,706
6.375% due 06/15/2015	815,000	779,344
6.50% due 08/15/2017	3,015,000	2,871,787
6.625% due 01/15/2016	1,000,000	967,500
7.00% due 08/15/2014	425,000	422,875
Energy Partners, Ltd.
9.75% due 04/15/2014	1,230,000	1,143,900
Mariner Energy, Inc.
7.50% due 04/15/2013	1,820,000	1,729,000
8.00% due 05/15/2017	1,760,000	1,667,600
OPTI Canada, Inc.
8.25% due 12/15/2014	3,305,000	3,346,312
PetroHawk Energy Corp.
9.125% due 07/15/2013	2,465,000	2,569,763
Petrozuata Finance, Inc.
8.22% due 04/01/2017	219,000	219,000
Petrozuata Finance, Inc., Series REGS
8.22% due 04/01/2017	4,368,000	4,368,000
Pogo Producing Company
6.875% due 10/01/2017	1,725,000	1,737,938
7.875% due 05/01/2013	1,330,000	1,339,975
8.25% due 04/15/2011	925,000	948,125
Quicksilver Resources, Inc.
7.125% due 04/01/2016	3,800,000	3,629,000
W&T Offshore, Inc.
8.25% due 06/15/2014	3,320,000	3,095,900

		36,626,725
Domestic Oil - 1.95%
Exco Resources, Inc.
7.25% due 01/15/2011	7,190,000	7,243,925
Parallel Petroleum Corp.
10.25% due 08/01/2014	3,800,000	3,781,000
Stone Energy Corp.
6.75% due 12/15/2014	3,855,000	3,459,862
8.25% due 12/15/2011	8,355,000	8,208,787
Swift Energy Company
7.625% due 07/15/2011	1,550,000	1,534,500
Whiting Petroleum Corp.
7.00% due 02/01/2014	1,485,000	1,399,613
7.25% due 05/01/2012	5,595,000	5,385,188

		31,012,875
Educational Services - 0.70%
AAC Group Holding Corp.
zero coupon, Step up to 10.25% on
10/01/2008 due 10/01/2012	240,000	206,400

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Educational Services (continued)
American Achievement Corp.
8.25% due 04/01/2012	$695,000	$674,150
Education Management Corp.
8.75% due 06/01/2014	5,030,000	5,105,450
10.25% due 06/01/2016	4,941,000	5,101,583

		11,087,583
Electrical Utilities - 2.57%
AES China Generating Company
8.25% due 06/26/2010	605,000	598,233
AES Corp.
8.75% due 06/15/2008 (a)	850,000	864,875
8.75% due 05/15/2013	100,000	104,000
8.875% due 02/15/2011	2,220,000	2,281,050
9.00% due 05/15/2015	185,000	192,863
9.375% due 09/15/2010 (a)	5,000,000	5,225,000
9.50% due 06/01/2009	1,775,000	1,832,687
Edison Mission Energy
7.20% due 05/15/2019	3,670,000	3,468,150
7.625% due 05/15/2027	3,910,000	3,636,300
7.75% due 06/15/2016	3,140,000	3,163,550
Midwest Generation LLC, Series B
8.56% due 01/02/2016	1,360,724	1,447,471
Mirant Americas Generation LLC
8.30% due 05/01/2011	2,584,000	2,551,700
Mirant Mid Atlantic LLC, Series B
9.125% due 06/30/2017	6,109,625	6,720,588
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	409,204	486,952
Orion Power Holdings, Inc.
12.00% due 05/01/2010	6,820,000	7,433,800
TXU Corp., Series Q
6.50% due 11/15/2024	1,150,000	922,884

		40,930,103
Electronics - 0.66%
L-3 Communications Corp.
7.625% due 06/15/2012 (a)	2,575,000	2,620,062
L-3 Communications Corp., Series B
6.375% due 10/15/2015	8,173,000	7,907,378

		10,527,440
Energy - 2.47%
Dynegy Holdings, Inc.
7.75% due 06/01/2019	9,630,000	8,907,750
Mirant North America LLC
7.375% due 12/31/2013	3,500,000	3,482,500
NRG Energy, Inc.
7.25% due 02/01/2014	3,720,000	3,682,800
7.375% due 02/01/2016	12,405,000	12,249,937
7.375% due 01/15/2017	2,805,000	2,755,913
Sonat, Inc.
7.625% due 07/15/2011	2,900,000	2,968,907
VeraSun Energy Corp.
9.375% due 06/01/2017	5,805,000	5,384,137

		39,431,944

The accompanying notes are an integral part of the financial statements.	197

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services - 5.43%
AmeriCredit Corp.
8.50% due 07/01/2015	$5,340,000	$4,565,700
Dow Jones CDX NA HY, Series 8-Tranche 1
7.625% due 06/29/2012	4,500,000	4,230,000
E*Trade Financial Corp.
7.375% due 09/15/2013	2,815,000	2,505,350
7.875% due 12/01/2015	635,000	555,625
El Paso Performance-Linked Trust
7.75% due 07/15/2011	9,075,000	9,297,710
Ford Motor Credit Company
7.00% due 10/01/2013	3,565,000	3,174,871
8.00% due 12/15/2016	2,890,000	2,666,964
8.11% due 01/13/2012 (b)	1,400,000	1,282,133
10.61% due 06/15/2011 (b)	7,400,000	7,381,330
General Motors Acceptance Corp.
6.875% due 08/28/2012 (a)	3,730,000	3,295,101
8.00% due 11/01/2031	22,185,000	19,930,205
Global Cash Access LLC
8.75% due 03/15/2012	4,250,000	4,313,750
Hexion U.S. Finance Corp/Hexion Nova Scotia
Finance ULC
10.0575% due 11/15/2014 (b)	2,215,000	2,259,300
JSG Funding PLC
7.75% due 04/01/2015	1,275,000	1,230,375
LaBranche & Company, Inc.
11.00% due 05/15/2012	2,200,000	2,178,000
Lukoil International Finance BV, Series REGS
6.356% due 06/07/2017	3,110,000	2,907,850
Nell AF SARL
8.375% due 08/15/2015	5,200,000	4,628,000
Residential Capital Corp.
9.19% due 04/17/2009 (b)	2,380,000	1,428,000
Residential Capital LLC
6.50% due 06/01/2012	7,305,000	5,551,800
TNK-BP Finance SA
6.625% due 03/20/2017	250,000	231,250
7.50% due 07/18/2016	1,220,000	1,204,750
TNK-BP Finance SA, Series REGS
6.625% due 03/20/2017	1,870,000	1,766,215

		86,584,279
Food & Beverages - 0.43%
Dole Food Company, Inc.
7.25% due 06/15/2010 (a)	1,740,000	1,609,500
8.625% due 05/01/2009	800,000	780,000
8.75% due 07/15/2013	425,000	403,750
8.875% due 03/15/2011 (a)	4,325,000	4,108,750

		6,902,000
Funeral Services - 0.33%
Service Corp. International
6.75% due 04/01/2016	880,000	829,400
7.50% due 04/01/2027	2,655,000	2,442,600
7.625% due 10/01/2018	1,310,000	1,316,550
7.875% due 02/01/2013	690,000	700,422

		5,288,972

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Furniture & Fixtures - 0.59%
Norcraft Companies LP
9.00% due 11/01/2011	$4,615,000	$4,615,000
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	5,395,000	4,774,575

		9,389,575
Gas & Pipeline Utilities - 2.05%
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	1,530,000	1,516,612
El Paso Corp.
7.375% due 12/15/2012	225,000	229,973
7.75% due 01/15/2032	225,000	224,015
7.80% due 08/01/2031 (a)	6,395,000	6,367,502
7.875% due 06/15/2012 (a)	6,025,000	6,256,601
Southern Natural Gas Company
8.00% due 03/01/2032	580,000	648,286
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	2,935,000	3,294,537
Williams Companies, Inc.
7.125% due 09/01/2011	50,000	51,625
7.625% due 07/15/2019	3,050,000	3,240,625
7.875% due 09/01/2021	4,680,000	5,019,300
8.125% due 03/15/2012	125,000	134,062
8.75% due 03/15/2032	4,975,000	5,659,063

		32,642,201
Healthcare Products - 0.97%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	2,805,000	2,559,562
Leiner Health Products, Inc.
11.00% due 06/01/2012	11,405,000	9,922,350
Universal Hospital Services, Inc.
8.7594% due 06/01/2015 (b)	1,300,000	1,254,500
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	1,855,000	1,762,250

		15,498,662
Healthcare Services - 1.47%
DaVita, Inc.
6.625% due 03/15/2013	310,000	299,925
7.25% due 03/15/2015	6,375,000	6,247,500
U.S. Oncology Holdings, Inc., PIK
9.7969% due 03/15/2012 (b)	6,825,000	6,313,125
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015	3,585,000	2,599,125
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	8,470,000	7,919,450

		23,379,125
Holdings Companies/Conglomerates - 0.22%
Ashtead Capital, Inc.
9.00% due 08/15/2016	3,602,000	3,565,980

Homebuilders - 0.34%
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2016	205,000	153,750
8.625% due 01/15/2017 (a)	5,595,000	4,420,050

The accompanying notes are an integral part of the financial statements.	198

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Homebuilders (continued)
KB Home
7.75% due 02/01/2010	$850,000	$803,250

		5,377,050
Hotels & Restaurants - 1.13%
Buffets, Inc.
12.50% due 11/01/2014	6,125,000	4,716,250
CCM Merger, Inc.
8.00% due 08/01/2013	3,405,000	3,251,775
Denny's Corp.
10.00% due 10/01/2012	2,500,000	2,537,500
El Pollo Loco, Inc.
11.75% due 11/15/2013	2,600,000	2,652,000
OSI Restaurant Partners, Inc.
10.00% due 05/15/2015	2,630,000	2,268,375
Sbarro, Inc.
10.375% due 02/01/2015	2,960,000	2,601,100

		18,027,000
Household Products - 0.30%
Jarden Corp.
7.50% due 05/01/2017	4,295,000	4,015,825
Yankee Acquisition Corp., Series B
9.75% due 02/15/2017	770,000	689,150

		4,704,975
Industrial Machinery - 0.38%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	5,975,000	6,124,375

Insurance - 0.22%
Crum & Forster Holdings Corp.
7.75% due 05/01/2017	3,700,000	3,496,500

International Oil - 1.81%
Corral Finans AB, PIK
10.36% due 04/15/2010 (b)	3,834,724	3,662,162
Gaz Capital for Gazprom
6.51% due 03/07/2022	2,700,000	2,609,550
Gaz Capital for Gazprom, Series 144A
6.212% due 11/22/2016	1,060,000	1,021,310
Gaz Capital for Gazprom, Series REGs
6.51% due 03/07/2022	4,017,000	3,896,747
Gazprom OAO, Series A6
zero coupon, Step up to 3.25% on
08/06/2009 due 08/06/2009	37,840,000	1,474,257
OAO Gazprom, Series A7
6.79% due 10/29/2009	93,970,000	3,670,259
OAO Gazprom, Series A8
7.00% due 10/27/2011	31,320,000	1,213,023
Pemex Project Funding Master Trust
6.625% due 06/15/2035	3,850,000	3,936,548
9.125% due 10/13/2010	250,000	274,625
Petroplus Finance, Ltd.
6.75% due 05/01/2014	1,745,000	1,622,850
7.00% due 05/01/2017	3,160,000	2,907,200
Western Oil Sands, Inc.
8.375% due 05/01/2012	2,380,000	2,623,950

		28,912,481

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Leisure Time - 4.07%
AMC Entertainment, Inc.
8.00% due 03/01/2014	$910,000	$841,750
11.00% due 02/01/2016	4,040,000	4,201,600
Boyd Gaming Corp.
6.75% due 04/15/2014	5,900,000	5,575,500
7.75% due 12/15/2012	25,000	24,844
Caesars Entertainment, Inc.
7.00% due 04/15/2013	635,000	654,050
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	1,695,000	1,631,438
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015	3,490,000	2,992,675
Herbst Gaming, Inc.
7.00% due 11/15/2014	3,750,000	2,906,250
8.125% due 06/01/2012	800,000	696,000
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010	4,665,000	4,921,575
Las Vegas Sands Corp.
6.375% due 02/15/2015 (a)	4,050,000	3,847,500
Mandalay Resort Group
7.625% due 07/15/2013	1,500,000	1,470,000
MGM Mirage, Inc.
5.875% due 02/27/2014 (a)	1,100,000	1,009,250
6.625% due 07/15/2015	260,000	244,725
6.75% due 09/01/2012	2,200,000	2,134,000
7.50% due 06/01/2016	875,000	864,063
7.625% due 01/15/2017	1,140,000	1,128,600
8.375% due 02/01/2011	2,800,000	2,863,000
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	2,900,000	2,834,750
Park Place Entertainment Corp.
7.875% due 03/15/2010	525,000	527,625
8.125% due 05/15/2011	2,250,000	2,227,500
8.875% due 09/15/2008	2,525,000	2,559,719
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	2,550,000	2,562,750
8.75% due 10/01/2013	3,050,000	3,095,750
River Rock Entertainment Authority
9.75% due 11/01/2011	445,000	456,125
Seneca Gaming Corp.
7.25% due 05/01/2012	1,825,000	1,834,125
Snoqualmie Entertainment Authority
9.0625% due 02/01/2014 (b)	1,125,000	1,098,281
9.125% due 02/01/2015	990,000	966,487
Station Casinos, Inc.
6.50% due 02/01/2014	500,000	423,750
6.625% due 03/15/2018	1,965,000	1,581,825
7.75% due 08/15/2016	3,625,000	3,470,937
Warner Music Group
7.375% due 04/15/2014	3,715,000	3,269,200

		64,915,644
Manufacturing - 0.29%
Koppers, Inc.
9.875% due 10/15/2013	4,425,000	4,602,000

The accompanying notes are an integral part of the financial statements.	199

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Medical-Hospitals - 3.36%
Community Health Systems, Inc.
8.875% due 07/15/2015	$8,100,000	$8,089,875
HCA, Inc.
6.375% due 01/15/2015	7,055,000	5,749,825
7.50% due 12/15/2023	3,050,000	2,440,945
7.69% due 06/15/2025	405,000	326,756
8.36% due 04/15/2024	150,000	124,592
8.75% due 09/01/2010	600,000	597,000
9.25% due 11/15/2016	4,405,000	4,526,138
9.625% due 11/15/2016	13,936,000	14,406,340
Tenet Healthcare Corp.
6.375% due 12/01/2011	3,285,000	2,759,400
6.50% due 06/01/2012	855,000	709,650
6.875% due 11/15/2031	9,000	6,480
7.375% due 02/01/2013 (a)	5,176,000	4,296,080
9.25% due 02/01/2015	900,000	774,000
9.875% due 07/01/2014	9,815,000	8,686,275

		53,493,356
Mining - 2.07%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	18,710,000	19,926,150
Noranda Aluminium Holding Corp., PIK
11.145% due 11/15/2014 (b)	5,185,000	4,718,350
Vale Overseas, Ltd.
6.875% due 11/21/2036	7,072,000	7,178,787
8.25% due 01/17/2034	1,021,000	1,197,735

		33,021,022
Office Furnishings & Supplies - 0.29%
Interface, Inc.
9.50% due 02/01/2014	3,075,000	3,182,625
10.375% due 02/01/2010	1,410,000	1,459,350

		4,641,975
Paper - 1.94%
Abitibi-Consolidated, Inc.
6.00% due 06/20/2013	5,930,000	4,388,200
7.40% due 04/01/2018	3,750,000	2,718,750
7.75% due 06/15/2011	1,290,000	1,077,150
8.375% due 04/01/2015	2,955,000	2,319,675
Appleton Papers, Inc.
8.125% due 06/15/2011	2,300,000	2,279,875
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	4,755,000	4,784,719
NewPage Corp.
10.00% due 05/01/2012	920,000	952,200
11.6063% due 05/01/2012 (b)	6,345,000	6,725,700
12.00% due 05/01/2013	1,130,000	1,180,850
Smurfit Capital Funding PLC
7.50% due 11/20/2025	2,010,000	1,919,550
Verso Paper Holdings LLC and Verson Paper Inc.,
Series B
11.375% due 08/01/2016	2,140,000	2,182,800
Verso Paper, Inc., Series B
9.125% due 08/01/2014	350,000	350,000

		30,879,469

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Petroleum Services - 1.52%
Belden & Blake Corp.
8.75% due 07/15/2012	$5,970,000	$5,970,000
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,690,000	1,698,450
Complete Production Services, Inc.
8.00% due 12/15/2016	4,135,000	3,979,938
Enterprise Products Operating LP
7.034% due 01/15/2068 (b)	1,500,000	1,350,966
8.375% due 08/01/2066 (b)	2,800,000	2,866,858
Pride International, Inc.
7.375% due 07/15/2014	1,270,000	1,282,700
SemGroup LP
8.75% due 11/15/2015	7,150,000	6,881,875
SESI LLC
6.875% due 06/01/2014	195,000	186,225

		24,217,012
Plastics - 0.19%
Milacron Escrow Corp.
11.50% due 05/15/2011	3,085,000	2,969,313

Publishing - 1.42%
Dex Media East LLC
12.125% due 11/15/2012	575,000	613,813
Dex Media West LLC
8.50% due 08/15/2010	50,000	50,625
9.875% due 08/15/2013	1,700,000	1,793,500
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	3,660,000	3,376,350
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	2,670,000	2,463,075
8.00% due 11/15/2013	25,000	24,812
Idearc, Inc.
8.00% due 11/15/2016	5,260,000	5,194,250
TL Acquisitions, Inc.
10.50% due 01/15/2015	6,000,000	5,655,000
13.25% due 07/15/2015 (a)(b)	4,540,000	3,405,000

		22,576,425
Railroads & Equipment - 0.77%
American Railcar Industries, Inc.
7.50% due 03/01/2014	1,610,000	1,561,700
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	6,115,000	6,329,025
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	2,270,000	2,201,900
7.625% due 12/01/2013	1,150,000	1,127,000
Kansas City Southern Railway Company
7.50% due 06/15/2009	1,060,000	1,060,000

		12,279,625
Real Estate - 1.50%
Ashton Woods USA
9.50% due 10/01/2015	2,950,000	2,345,250
Forest City Enterprises
7.625% due 06/01/2015	145,000	136,300

The accompanying notes are an integral part of the financial statements.	200

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Real Estate (continued)
Host Marriott LP, REIT
6.375% due 03/15/2015	$1,300,000	$1,261,000
7.125% due 11/01/2013	5,100,000	5,074,500
Kimball Hill, Inc.
10.50% due 12/15/2012	1,330,000	970,900
Realogy Corp.
12.375% due 04/15/2015	12,475,000	9,184,719
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	1,185,000	1,140,562
6.75% due 04/01/2017	3,890,000	3,783,025

		23,896,256
Retail - 0.93%
Eye Care Centers of America
10.75% due 02/15/2015	1,760,000	1,883,200
Michaels Stores, Inc.
10.00% due 11/01/2014	3,155,000	3,162,887
Suburban Propane Partners LP
6.875% due 12/15/2013	10,200,000	9,741,000

		14,787,087
Retail Grocery - 0.24%
Delhaize America, Inc.
9.00% due 04/15/2031	3,330,000	3,896,100

Retail Trade - 1.76%
American Greetings Corp.
7.375% due 06/01/2016	375,000	354,375
Blockbuster, Inc.
9.00% due 09/01/2012	4,930,000	4,239,800
Dollar General Corp.
10.625% due 07/15/2015 (a)	5,610,000	5,049,000
Dollar General Corp., PIK
11.875% due 07/15/2017	5,800,000	5,524,500
FTD, Inc.
7.75% due 02/15/2014	2,640,000	2,455,200
Neiman Marcus Group, Inc.
10.375% due 10/15/2015	7,265,000	7,809,875
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015	2,520,000	2,658,600

		28,091,350
Sanitary Services - 0.35%
Allied Waste North America, Inc.
6.375% due 04/15/2011	1,725,000	1,699,125
6.875% due 06/01/2017	950,000	921,500
7.25% due 03/15/2015	3,000,000	3,000,000

		5,620,625
Semiconductors - 0.58%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	4,295,000	3,962,137
NXP BV / NXP Funding LLC
7.875% due 10/15/2014	4,177,000	3,769,743
9.50% due 10/15/2015	1,745,000	1,509,425

		9,241,305

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Steel - 0.99%
Chaparral Steel Company
10.00% due 07/15/2013	$535,000	$607,225
Metals USA Holdings Corp., PIK
11.36% due 07/01/2012	3,790,000	3,562,600
Metals USA, Inc.
11.125% due 12/01/2015	6,820,000	7,263,300
Tube City IMS Corp.
9.75% due 02/01/2015	4,510,000	4,419,800

		15,852,925
Telecommunications Equipment &
Services - 4.39%
Axtel SAB de CV
7.625% due 02/01/2017	7,200,000	6,966,000
Axtel SAB de CV, Series REGS
7.625% due 02/01/2017	350,000	339,500
Citizens Communications Company
7.05% due 10/01/2046	1,000,000	790,000
7.875% due 01/15/2027	4,890,000	4,584,375
9.25% due 05/15/2011	100,000	107,250
Globo Comunicacoes e Participacoes SA
7.25% due 04/26/2022	3,798,000	3,551,130
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 (a)	5,670,000	6,010,200
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	3,835,000	3,950,050
11.25% due 06/15/2016	10,550,000	11,037,937
iPCS, Inc.
7.48125% due 05/01/2013 (b)	3,140,000	3,030,100
Level 3 Financing, Inc.
9.15% due 02/15/2015 (b)	1,700,000	1,589,500
9.25% due 11/01/2014	8,555,000	8,234,187
PAETEC Holding Corp.
9.50% due 07/15/2015	3,130,000	2,989,150
PanAmSat Corp.
9.00% due 08/15/2014	655,000	666,463
9.00% due 06/15/2016	905,000	923,100
True Move Company, Ltd.
10.375% due 08/01/2014	2,610,000	2,614,035
United States West Communications, Inc.
6.875% due 09/15/2033	12,991,000	11,886,765
Wind Acquisition Finance SA
10.75% due 12/01/2015	700,000	721,000
World Access, Inc.
13.25% due 01/15/2008	1,474,624	42,764

		70,033,506
Telephone - 2.43%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	2,115,000	1,840,050
Cincinnati Bell, Inc.
7.00% due 02/15/2015	2,325,000	2,232,000
Nordic Telephone Company Holdings
8.875% due 05/01/2016	6,650,000	6,882,750
Qwest Communications International, Inc.
7.25% due 02/15/2011	25,000	24,750

The accompanying notes are an integral part of the financial statements.	201

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Telephone (continued)
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		$5,743,000	$5,642,497
Qwest Corp.
8.875% due 03/15/2012		2,105,000	2,278,662
Virgin Media, Inc.
9.125% due 08/15/2016		7,910,000	7,998,988
Virgin Media, Inc., Series S
8.75% due 04/15/2014		3,080,000	3,118,500
Windstream Corp.
8.625% due 08/01/2016		8,340,000	8,715,300

			38,733,497
Tobacco - 0.35%
Alliance One International, Inc.
8.50% due 05/15/2012		2,870,000	2,798,250
11.00% due 05/15/2012		2,580,000	2,696,100

			5,494,350
Transportation - 0.48%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014		1,930,000	1,901,050
Teekay Shipping Corp.
8.875% due 07/15/2011		5,627,000	5,795,810

			7,696,860
Trucking & Freight - 0.54%
Saint Acquisition Corp.
12.50% due 05/15/2017 (a)		10,470,000	7,093,425
13.3075% due 05/15/2015 (b)		2,210,000	1,535,950

			8,629,375

TOTAL CORPORATE BONDS (Cost $1,401,735,695)			$1,347,155,561

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.23%

Argentina - 0.23%
Republic of Argentina
7.00% due 03/18/2004 ^	EUR	6,100,000,000	1,390,089
7.00% due 03/18/2004 ^		625,000	285,587
7.625 due 08/11/2007 ^		505,000,000	115,005
8.125% due 10/04/2004 ^		375,000	165,726
8.50% due 02/23/2005 ^		2,400,000	569,917
9.25% due 10/21/2002 ^		225,000	99,129
9.50% due 03/04/2004 ^		456,000	195,925
9.75% due 11/26/2003 ^		600,000	271,299
9.75% due 11/26/2003 ^		425,000	186,084
10.00% due 02/22/2007 ^		775,000	361,099

			3,639,860

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES
(Cost $3,028,283)			$3,639,860

COMMON STOCKS - 0.01%

Household Products - 0.01%
Home Interiors *		9,260,656	92,607

Telecommunications Equipment &
Services - 0.00%
NEON Communications Group, Inc. *		15,039	72,187

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
XO Holdings, Inc. *	821	$2,874

		75,061

TOTAL COMMON STOCKS (Cost $2,456,379)		$167,668

PREFERRED STOCKS - 0.17%

Broadcasting - 0.07%
Spanish Broadcasting System, Series B *	1,000	1,075,000

Cable & Television - 0.01%
ION Media Networks, Inc., Series B *	11	90,525

Crude Petroleum & Natural Gas - 0.09%
Chesapeake Energy Corp. *	5,993	1,498,250

TOTAL PREFERRED STOCKS (Cost $2,680,198)		$2,663,775

TERM LOANS - 2.47%

Apparel & Textiles - 0.14%
Simmons Holdco, Inc., PIK
10.61% due 02/15/2012 (b)	2,500,000	2,225,000

Auto Services - 0.15%
Penhall Holdings, PIK
12.84% due 04/01/2012 (b)	2,500,000	2,379,175

Cable & Television - 0.03%
CSC Holdings, Inc.
7.25% due 07/15/2008	550,000	550,000

Containers & Glass - 0.24%
Berry Plastics Group, Inc.
11.61% due 06/15/2014 (b)	4,000,000	3,814,000

Domestic Oil - 0.81%
Ashmore Energy
8.36% due 03/30/2014 (b)	3,720,000	3,571,200
Sandridge Energy
8.625% due 04/01/2015 (b)	9,500,000	9,286,250

		12,857,450

Gas & Pipeline Utilities - 0.24%
Stallion Oilfield Services
9.86% due 08/01/2012 (b)	4,000,000	3,880,000

Healthcare Services - 0.30%
Iasis Holdco, Inc., PIK
10.61% due 06/15/2014 (b)	5,132,578	4,789,363

Paper - 0.16%
Verso Paper Holdings, Inc.
11.61% due 02/01/2013 (b)	3,000,000	2,610,000

Telecommunications Equipment &
Services - 0.40%
Wind Acquisition Finance SA, PIK
12.65% due 12/21/2011 (b)	6,417,616	6,337,396

TOTAL TERM LOANS (Cost $40,948,047)		$39,442,384

The accompanying notes are an integral part of the financial statements.	202

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

WARRANTS - 0.01%

Republic of Venezuela - 0.01%
Republic of Venezuela
(Expiration date 04/15/2020; strike
price $26.00)		305,000	$112,850

TOTAL WARRANTS (Cost $94,550)			$112,850

SHORT TERM INVESTMENTS - 4.11%
Bank Negara Malaysia Monetary Notes, Series 1807
zero coupon due 11/01/2007 to
12/06/2007	MYR	4,703,000	$1,331,395
Bank Negara Malaysia Monetary Notes, Series 0707
zero coupon due 11/06/2007 to
12/21/2007		7,071,000	2,005,571
3.569% due 02/14/2008		7,770,000	2,259,317
Egypt Treasury Bills, Series 364
zero coupon due 10/30/2007 to
11/06/2007	EGP	77,275,000	13,458,197
John Hancock Cash Investment Trust (c)		$46,553,447	46,553,447

TOTAL SHORT TERM INVESTMENTS
(Cost $65,499,129)			$65,607,927

REPURCHASE AGREEMENTS - 3.99%
Merrill Lynch Tri-Party Repurchase
Agreement dated 08/31/2007 at
5.14% to be repurchased at
$63,636,323 on 09/04/2007,
collateralized by $63,995,000
Federal Home Loan Bank, 4.80%
due 05/02/2008 (valued at
$65,887,387, including interest)		$63,600,000	$63,600,000

TOTAL REPURCHASE AGREEMENTS
(Cost $63,600,000)			$63,600,000

Total Investments (High Yield Fund)
(Cost $1,661,373,306) - 100.51%			$1,602,425,014
Liabilities in Excess of Other Assets - (0.51)%			(8,201,758)

TOTAL NET ASSETS - 100.00%			$1,594,223,256

Index 500 Fund
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 79.51%

Advertising - 0.16%
Interpublic Group of Companies, Inc. *		2,373	$25,984
Monster Worldwide, Inc. *		661	22,606
Omnicom Group, Inc.		1,674	85,257

			133,847
Aerospace - 1.77%
Boeing Company		3,985	385,350
General Dynamics Corp.		2,049	160,969
Goodrich Corp.		633	39,980
Lockheed Martin Corp.		1,796	178,055

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
Northrop Grumman Corp.	1,746	$137,655
Raytheon Company	2,246	137,770
Rockwell Collins, Inc.	847	58,333
United Technologies Corp.	5,032	375,538

		1,473,650
Agriculture - 0.36%
Archer-Daniels-Midland Company	3,303	111,311
Monsanto Company	2,750	191,785

		303,096
Air Travel - 0.07%
Southwest Airlines Company	3,951	59,700

Aluminum - 0.19%
Alcoa, Inc.	4,400	160,732

Apparel & Textiles - 0.37%
Cintas Corp.	682	24,995
Coach, Inc. *	1,878	83,627
Jones Apparel Group, Inc.	551	10,574
Liz Claiborne, Inc.	529	18,076
NIKE, Inc., Class B	1,919	108,117
Polo Ralph Lauren Corp., Class A	310	23,417
VF Corp.	451	36,012

		304,818
Auto Parts - 0.22%
AutoZone, Inc. *	242	29,352
Genuine Parts Company	862	42,824
Johnson Controls, Inc.	998	112,874

		185,050
Auto Services - 0.02%
AutoNation, Inc. *	765	14,520

Automobiles - 0.32%
Ford Motor Company *	9,515	74,312
General Motors Corp.	2,863	88,009
PACCAR, Inc.	1,257	107,536

		269,857
Banking - 3.52%
Bank of America Corp.	22,457	1,138,121
BB&T Corp.	2,746	109,099
Comerica, Inc.	789	44,010
Commerce Bancorp, Inc.	968	35,555
Compass Bancshares, Inc.	667	43,588
Fifth Third Bancorp	2,784	99,361
First Horizon National Corp.	636	19,512
Hudson City Bancorp, Inc.	2,452	34,867
Huntington BancShares, Inc.	1,849	31,821
KeyCorp	1,985	66,101
M&T Bank Corp.	383	40,552
Marshall & Ilsley Corp.	1,311	57,304
National City Corp.	2,914	78,416
Northern Trust Corp.	955	58,694
Regions Financial Corp.	3,566	111,616

The accompanying notes are an integral part of the financial statements.	203

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Sovereign Bancorp, Inc.	1,827	$33,032
SunTrust Banks, Inc.	1,805	142,144
US Bancorp	8,799	284,648
Wachovia Corp.	9,683	474,273
Zions Bancorp	557	39,324

		2,942,038
Biotechnology - 0.62%
Amgen, Inc. *	5,868	294,045
Applera Corp.	929	29,366
Biogen Idec, Inc. *	1,446	92,284
Genzyme Corp. *	1,330	83,005
Millipore Corp. *	273	19,023

		517,723
Broadcasting - 0.54%
CBS Corp., Class B	3,707	116,808
Clear Channel Communications, Inc.	2,512	93,597
News Corp., Class A	11,787	238,451

		448,856
Building Materials & Construction - 0.10%
American Standard Companies, Inc.	890	32,779
Masco Corp.	1,911	49,724

		82,503
Business Services - 1.03%
Affiliated Computer Services, Inc., Class A *	502	25,115
Automatic Data Processing, Inc.	2,800	128,072
Computer Sciences Corp. *	877	49,068
Convergys Corp. *	693	11,608
Electronic Data Systems Corp.	2,575	58,942
Equifax, Inc.	736	28,351
First Data Corp.	3,818	126,834
Fiserv, Inc. *	851	39,588
Fluor Corp.	446	56,709
H & R Block, Inc.	1,634	32,419
Moody's Corp.	1,164	53,369
NCR Corp. *	910	45,291
Paychex, Inc.	1,720	76,420
Pitney Bowes, Inc.	1,112	49,673
R.R. Donnelley & Sons Company	1,114	39,903
Robert Half International, Inc.	841	26,861
Unisys Corp. *	1,760	12,971

		861,194
Cable & Television - 1.22%
Comcast Corp., Class A *	15,749	410,891
DIRECTV Group, Inc. *	3,902	91,034
E.W. Scripps Company, Class A	422	17,344
Time Warner, Inc.	19,156	363,581
Viacom, Inc., Class B *	3,487	137,597

		1,020,447
Cellular Communications - 0.38%
ALLTEL Corp.	1,748	119,319

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Cellular Communications (continued)
Motorola, Inc.	11,713 $	198,535

		317,854
Chemicals - 1.01%
Air Products & Chemicals, Inc.	1,096	98,651
Ashland, Inc.	283	16,920
Dow Chemical Company	4,824	205,647
E.I. Du Pont de Nemours & Company	4,674	227,857
Eastman Chemical Company	426	28,440
Hercules, Inc. *	590	12,284
PPG Industries, Inc.	831	60,954
Praxair, Inc.	1,613	122,040
Rohm & Haas Company	720	40,709
Sigma-Aldrich Corp.	665	29,792

		843,294
Coal - 0.11%
CONSOL Energy, Inc.	921	36,729
Peabody Energy Corp.	1,341	57,006

		93,735
Commercial Services - 0.03%
CB Richard Ellis Group, Inc. *	949	28,015

Computers & Business Equipment - 4.84%
Apple, Inc. *	4,377	606,127
Cisco Systems, Inc. *	30,724	980,710
Cognizant Technology Solutions Corp.,
Class A *	727	53,442
Dell, Inc. *	11,496	324,762
EMC Corp. *	10,619	208,769
Hewlett-Packard Company	13,253	654,036
International Business Machines Corp.	6,913	806,678
Juniper Networks, Inc. *	2,866	94,349
Lexmark International, Inc. *	479	17,847
Network Appliance, Inc. *	1,878	52,321
SanDisk Corp. *	1,155	64,749
Sun Microsystems, Inc. *	18,067	96,839
Xerox Corp. *	4,743	81,248

		4,041,877
Construction & Mining Equipment - 0.16%
National Oilwell Varco, Inc. *	899	115,072
Rowan Companies, Inc.	560	21,022

		136,094
Construction Materials - 0.10%
Sherwin-Williams Company	554	38,231
Vulcan Materials Company	482	43,385

		81,616
Containers & Glass - 0.10%
Ball Corp.	517	27,081
Bemis Company, Inc.	529	15,801
Pactiv Corp. *	660	19,305
Sealed Air Corp.	818	21,636

		83,823

The accompanying notes are an integral part of the financial statements.	204

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Cosmetics & Toiletries - 1.79%
Avon Products, Inc.	2,221	$76,291
Colgate-Palmolive Company	2,588	171,636
Estee Lauder Companies, Inc., Class A	597	24,829
International Flavors & Fragrances, Inc.	393	19,741
Kimberly-Clark Corp.	2,308	158,537
Procter & Gamble Company	15,935	1,040,715

		1,491,749
Crude Petroleum & Natural Gas - 1.23%
Apache Corp.	1,676	129,689
Chesapeake Energy Corp.	2,072	66,843
Devon Energy Corp.	2,251	169,523
EOG Resources, Inc.	1,238	83,392
Marathon Oil Corp.	3,471	187,052
Occidental Petroleum Corp.	4,220	239,232
Sunoco, Inc.	615	44,981
XTO Energy, Inc.	1,940	105,458

		1,026,170
Drugs & Health Care - 0.38%
Wyeth	6,807	315,164

Educational Services - 0.05%
Apollo Group, Inc., Class A *	708	41,538

Electrical Equipment - 0.33%
Cooper Industries, Ltd., Class A	926	47,383
Emerson Electric Company	4,024	198,102
Molex, Inc.	719	18,802
Tektronix, Inc.	414	13,310

		277,597
Electrical Utilities - 2.16%
Allegheny Energy, Inc. *	839	43,301
Ameren Corp.	1,044	53,014
American Electric Power Company, Inc.	2,018	89,761
CenterPoint Energy, Inc.	1,623	26,325
CMS Energy Corp.	1,136	18,539
Consolidated Edison, Inc.	1,369	62,892
Constellation Energy Group, Inc.	914	75,807
Dominion Resources, Inc.	1,773	151,024
DTE Energy Company	891	42,599
Dynegy, Inc., Class A *	2,036	16,471
Edison International	1,649	86,919
Entergy Corp.	998	103,413
Exelon Corp.	3,404	240,561
FirstEnergy Corp.	1,543	94,802
FPL Group, Inc.	2,057	121,034
Integrys Energy Group, Inc.	383	19,215
PG&E Corp.	1,779	79,165
Pinnacle West Capital Corp.	507	20,199
PPL Corp.	1,949	94,059
Public Service Enterprise Group, Inc.	1,279	108,702
TECO Energy, Inc.	1,061	16,806
The AES Corp. *	3,378	61,176

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
The Southern Company	3,805	$135,039
Xcel Energy, Inc.	2,069	42,642

		1,803,465
Electronics - 0.50%
Agilent Technologies, Inc. *	2,004	72,946
Harman International Industries, Inc.	330	37,419
Jabil Circuit, Inc.	907	20,135
L-3 Communications Holdings, Inc.	632	62,258
Solectron Corp. *	4,575	17,751
Thermo Electron Corp. *	2,135	115,781
Tyco Electronics, Ltd. *	2,508	87,454

		413,744
Energy - 0.49%
Duke Energy Corp.	6,374	116,899
Progress Energy, Inc.	1,286	59,002
Sempra Energy	1,335	73,465
TXU Corp.	2,324	156,638

		406,004
Financial Services - 7.89%
American Capital Strategies, Ltd.	893	36,872
American Express Company	6,015	352,599
Ameriprise Financial, Inc.	1,190	72,602
Bank of New York Mellon Corp.	5,715	231,058
Bear Stearns Companies, Inc.	602	65,413
Capital One Financial Corp.	2,091	135,204
Charles Schwab Corp.	5,120	101,376
CIT Group, Inc.	971	36,481
Citigroup, Inc.	25,031	1,173,453
CME Group, Inc. *	280	155,344
Countrywide Financial Corp.	3,003	59,610
Discover Financial Services *	2,667	61,714
E*TRADE Financial Corp. *	2,160	33,653
Federal Home Loan Mortgage Corp.	3,348	206,270
Federal National Mortgage Association	4,924	323,064
Federated Investors, Inc., Class B	448	15,729
Fidelity National Information Services, Inc.	828	39,247
Franklin Resources, Inc.	834	109,896
Goldman Sachs Group, Inc.	2,067	363,813
Janus Capital Group, Inc.	938	24,941
JP Morgan Chase & Company	17,287	769,617
Legg Mason, Inc.	666	57,822
Lehman Brothers Holdings, Inc.	2,695	147,767
Leucadia National Corp.	830	36,835
Merrill Lynch & Company, Inc.	4,407	324,796
Morgan Stanley	5,333	332,619
PNC Financial Services Group, Inc.	1,745	122,796
SLM Corp.	2,082	104,683
State Street Corp.	2,010	123,334
Synovus Financial Corp.	1,655	45,711
T. Rowe Price Group, Inc.	1,344	68,974
Washington Mutual, Inc.	4,499	165,203

The accompanying notes are an integral part of the financial statements.	205

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Wells Fargo & Company	16,901	$617,563
Western Union Company	3,910	73,625

		6,589,684
Food & Beverages - 2.56%
Campbell Soup Company	1,098	41,449
Coca-Cola Enterprises, Inc.	1,412	33,634
ConAgra Foods, Inc.	2,521	64,815
Constellation Brands, Inc., Class A *	978	23,648
Dean Foods Company *	658	17,674
General Mills, Inc.	1,753	97,958
H.J. Heinz Company	1,644	74,128
Hershey Company	868	40,362
Kellogg Company	1,268	69,651
Kraft Foods, Inc., Class A	8,118	260,263
McCormick & Company, Inc.	659	23,619
Pepsi Bottling Group, Inc.	666	23,037
PepsiCo, Inc.	8,243	560,771
Sara Lee Corp.	3,717	61,776
Sysco Corp.	3,127	104,379
The Coca-Cola Company	10,170	546,943
Tyson Foods, Inc., Class A	1,279	27,562
William Wrigley Jr. Company	1,091	63,551

		2,135,220
Forest Products - 0.09%
Weyerhaeuser Company	1,093	74,510
Furniture & Fixtures - 0.02%
Leggett & Platt, Inc.	896	18,278
Gas & Pipeline Utilities - 0.36%
El Paso Corp.	3,544	56,243
Nicor, Inc.	228	9,476
NiSource, Inc.	1,387	26,131
Questar Corp.	873	43,624
Spectra Energy Corp.	3,197	74,330
Williams Companies, Inc.	3,031	93,961

		303,765
Healthcare Products - 2.50%
Bausch & Lomb, Inc.	275	17,380
Baxter International, Inc.	3,297	180,544
Becton, Dickinson & Company	1,240	95,405
Biomet, Inc. *	902	41,339
Boston Scientific Corp. *	6,005	77,044
C.R. Bard, Inc.	523	43,613
Covidien, Ltd. *	2,508	99,894
Johnson & Johnson	14,658	905,718
Medtronic, Inc.	5,827	307,899
Patterson Companies, Inc. *	704	25,893
St. Jude Medical, Inc. *	1,712	74,592
Stryker Corp.	1,511	100,935
Varian Medical Systems, Inc. *	645	26,051

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Zimmer Holdings, Inc. *	1,198	$93,839

		2,090,146
Healthcare Services - 1.47%
Cardinal Health, Inc.	1,947	133,136
Coventry Health Care, Inc. *	791	45,380
Express Scripts, Inc. *	1,379	75,500
Humana, Inc. *	850	54,476
IMS Health, Inc.	993	29,730
Laboratory Corp. of America Holdings *	595	46,208
McKesson Corp.	1,495	85,529
Medco Health Solutions, Inc. *	1,418	121,168
Quest Diagnostics, Inc.	800	43,800
UnitedHealth Group, Inc.	6,781	339,118
WellPoint, Inc. *	3,105	250,232

		1,224,277
Holdings Companies/Conglomerates - 2.64%
General Electric Company	52,063	2,023,689
Loews Corp.	2,256	106,054
Textron, Inc.	1,270	74,092

		2,203,835
Homebuilders - 0.11%
Centex Corp.	604	17,462
D.R. Horton, Inc.	1,383	20,897
KB Home	389	11,802
Lennar Corp., Class A	705	19,930
Pulte Homes, Inc.	1,075	17,888

		87,979
Hotels & Restaurants - 0.95%
Darden Restaurants, Inc.	715	29,744
Hilton Hotels Corp.	1,972	90,613
Marriott International, Inc., Class A	1,662	73,826
McDonald's Corp.	6,042	297,568
Starbucks Corp. *	3,749	103,285
Starwood Hotels & Resorts Worldwide, Inc.	1,089	66,560
Wendy's International, Inc.	442	14,537
Wyndham Worldwide Corp.	923	29,444
Yum! Brands, Inc.	2,651	86,741

		792,318
Household Appliances - 0.08%
Black & Decker Corp.	334	28,974
Whirlpool Corp.	399	38,468

		67,442
Household Products - 0.18%
Fortune Brands, Inc.	773	64,229
Newell Rubbermaid, Inc.	1,411	36,390
The Clorox Company	768	45,926

		146,545
Industrial Machinery - 0.98%
Caterpillar, Inc.	3,241	245,571
Cummins, Inc.	528	62,526

The accompanying notes are an integral part of the financial statements.	206

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
Deere & Company	1,139	$154,972
Dover Corp.	1,034	51,080
Ingersoll-Rand Company, Class A	1,526	79,245
ITT Corp.	920	62,551
Pall Corp.	620	23,641
Parker-Hannifin Corp.	586	62,977
Terex Corp. *	522	41,697
W.W. Grainger, Inc.	359	32,888

		817,148
Insurance - 3.71%
ACE, Ltd.	1,647	95,131
Aetna, Inc.	2,613	133,028
AFLAC, Inc.	2,475	131,942
Allstate Corp.	3,074	168,302
Ambac Financial Group, Inc.	516	32,415
American International Group, Inc.	13,128	866,448
Aon Corp.	1,486	64,374
Assurant, Inc.	502	25,873
Chubb Corp.	2,032	103,896
CIGNA Corp.	1,456	75,246
Cincinnati Financial Corp.	869	36,620
Genworth Financial, Inc., Class A	2,117	61,351
Hartford Financial Services Group, Inc.	1,602	142,434
Lincoln National Corp.	1,370	83,406
Marsh & McLennan Companies, Inc.	2,811	74,913
MBIA, Inc.	662	39,720
MetLife, Inc.	3,753	240,380
MGIC Investment Corp.	420	12,667
Principal Financial Group, Inc.	1,355	75,189
Progressive Corp.	3,726	75,787
Prudential Financial, Inc.	2,366	212,419
SAFECO Corp.	537	31,157
The Travelers Companies, Inc.	3,360	169,814
Torchmark Corp.	483	29,733
UnumProvident Corp.	1,735	42,455
XL Capital, Ltd., Class A	941	71,704

		3,096,404
International Oil - 5.44%
Anadarko Petroleum Corp.	2,348	115,005
Chevron Corp.	10,876	954,478
ConocoPhillips	8,271	677,312
Exxon Mobil Corp.	28,507	2,443,905
Hess Corp.	1,381	84,752
Murphy Oil Corp.	952	58,015
Nabors Industries, Ltd. *	1,425	42,166
Noble Corp.	1,356	66,525
Weatherford International, Ltd. *	1,707	99,655

		4,541,813
Internet Content - 0.85%
Google, Inc., Class A *	1,104	568,836

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Internet Content (continued)
Yahoo!, Inc. *	6,121	$139,130

		707,966
Internet Retail - 0.42%
Amazon.com, Inc. *	1,574	125,778
eBay, Inc. *	5,728	195,325
IAC/InterActiveCorp. *	1,106	30,736

		351,839
Internet Software - 0.18%
Akamai Technologies, Inc. *	835	26,904
Symantec Corp. *	4,560	85,774
VeriSign, Inc. *	1,241	39,960

		152,638
Leisure Time - 0.81%
Brunswick Corp.	457	11,493
Carnival Corp.	2,239	102,076
Electronic Arts, Inc. *	1,569	83,063
Harrah's Entertainment, Inc.	945	81,053
International Game Technology	1,682	64,202
Walt Disney Company	10,028	336,941

		678,828
Life Sciences - 0.06%
PerkinElmer, Inc.	606	16,611
Waters Corp. *	511	31,462

		48,073
Liquor - 0.29%
Anheuser-Busch Companies, Inc.	3,845	189,943
Brown Forman Corp., Class B	399	28,553
Molson Coors Brewing Company, Class B	240	21,470

		239,966
Manufacturing - 1.33%
3M Company	3,645	331,660
Danaher Corp.	1,205	93,580
Eaton Corp.	741	69,817
Harley-Davidson, Inc.	1,303	70,088
Honeywell International, Inc.	3,946	221,568
Illinois Tool Works, Inc.	2,085	121,285
Rockwell Automation, Inc.	798	56,227
Snap-on, Inc.	293	14,351
Stanley Works	422	23,944
Tyco International, Ltd.	2,508	110,753

		1,113,273
Medical-Hospitals - 0.04%
Manor Care, Inc.	370	23,639
Tenet Healthcare Corp. *	2,394	8,116

		31,755
Metal & Metal Products - 0.11%
Precision Castparts Corp.	696	90,696

The accompanying notes are an integral part of the financial statements.	207

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Mining - 0.31%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	1,900	$166,098
Newmont Mining Corp.	2,283	96,480

		262,578
Office Furnishings & Supplies - 0.09%
Avery Dennison Corp.	464	27,743
Office Depot, Inc. *	1,399	34,205
OfficeMax, Inc.	381	13,533

		75,481
Paper - 0.21%
International Paper Company	2,204	77,382
MeadWestvaco Corp.	933	29,474
Plum Creek Timber Company, Inc.	894	37,485
Temple-Inland, Inc.	535	29,468

		173,809
Petroleum Services - 1.63%
Baker Hughes, Inc.	1,621	135,937
BJ Services Company	1,484	36,818
ENSCO International, Inc.	754	40,882
Halliburton Company	4,626	160,013
Schlumberger, Ltd.	5,964	575,526
Smith International, Inc.	1,014	67,948
Transocean, Inc. *	1,458	153,221
Valero Energy Corp.	2,778	190,321

		1,360,666
Pharmaceuticals - 3.89%
Abbott Laboratories	7,795	404,638
Allergan, Inc.	1,556	93,376
AmerisourceBergen Corp.	967	46,271
Barr Pharmaceuticals, Inc. *	555	28,238
Bristol-Myers Squibb Company	9,959	290,305
Celgene Corp. *	1,922	123,412
Eli Lilly & Company	4,993	286,348
Forest Laboratories, Inc. *	1,609	60,547
Gilead Sciences, Inc. *	4,726	171,885
Hospira, Inc. *	788	30,456
King Pharmaceuticals, Inc. *	1,233	18,532
Merck & Company, Inc.	10,967	550,214
Mylan Laboratories, Inc.	1,257	18,981
Pfizer, Inc.	35,516	882,217
Schering-Plough Corp.	7,537	226,261
Watson Pharmaceuticals, Inc. *	519	15,477

		3,247,158
Photography - 0.05%
Eastman Kodak Company	1,456	38,832
Publishing - 0.24%
Dow Jones & Company, Inc.	331	19,546
Gannett Company, Inc.	1,188	55,836
McGraw-Hill Companies, Inc.	1,737	87,649
Meredith Corp.	197	11,012

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Publishing (continued)
The New York Times Company, Class A	728	$16,002
Tribune Company	428	11,791

		201,836
Railroads & Equipment - 0.59%
Burlington Northern Santa Fe Corp.	1,802	146,232
CSX Corp.	2,212	90,692
Norfolk Southern Corp.	1,990	101,908
Union Pacific Corp.	1,370	152,851

		491,683
Real Estate - 0.91%
Apartment Investment & Management
Company, Class A, REIT	492	21,993
Archstone-Smith Trust, REIT	1,128	66,326
Avalon Bay Communities, Inc., REIT	403	46,095
Boston Properties, Inc., REIT	602	60,242
Developers Diversified Realty Corp., REIT	632	33,799
Equity Residential, REIT	1,471	59,193
General Growth Properties, Inc., REIT	1,240	61,641
Host Hotels & Resorts, Inc., REIT	2,642	58,890
Kimco Realty Corp., REIT	1,148	49,157
ProLogis, REIT	1,299	78,148
Public Storage, Inc., REIT	621	47,059
Simon Property Group, Inc., REIT	1,130	107,260
Vornado Realty Trust, REIT	661	70,456

		760,259
Retail Grocery - 0.29%
Safeway, Inc.	2,235	70,916
SUPERVALU, Inc.	1,052	44,342
The Kroger Company	3,583	95,236
Whole Foods Market, Inc.	715	31,646

		242,140
Retail Trade - 3.58%
Abercrombie & Fitch Company, Class A	447	35,179
Bed Bath & Beyond, Inc. *	1,386	48,011
Best Buy Company, Inc.	2,049	90,053
Big Lots, Inc. *	554	16,493
Circuit City Stores, Inc.	700	7,616
Costco Wholesale Corp.	2,260	139,555
CVS Caremark Corp.	7,811	295,408
Dillard's, Inc., Class A	308	7,312
Family Dollar Stores, Inc.	763	22,341
Gap, Inc.	2,683	50,333
Home Depot, Inc.	9,990	382,717
J.C. Penney Company, Inc.	1,139	78,318
Kohl's Corp. *	1,633	96,837
Limited Brands, Inc.	1,732	40,113
Lowe's Companies, Inc.	7,616	236,553
Macy's, Inc.	2,326	73,781
Nordstrom, Inc.	1,136	54,642
RadioShack Corp.	686	16,306
Sears Holdings Corp. *	417	59,864

The accompanying notes are an integral part of the financial statements.	208

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Staples, Inc.	3,619	$85,951
Target Corp.	4,309	284,092
The TJX Companies, Inc.	2,302	70,188
Tiffany & Company	692	35,520
Walgreen Company	5,065	228,280
Wal-Mart Stores, Inc.	12,268	535,253

		2,990,716
Sanitary Services - 0.18%
Allied Waste Industries, Inc. *	1,292	16,499
Ecolab, Inc.	887	36,952
Waste Management, Inc.	2,618	98,620

		152,071
Semiconductors - 2.25%
Advanced Micro Devices, Inc. *	2,786	36,218
Altera Corp.	1,797	42,787
Analog Devices, Inc.	1,655	61,036
Applied Materials, Inc.	6,993	149,370
Broadcom Corp., Class A *	2,354	81,213
Intel Corp.	29,402	757,102
KLA-Tencor Corp.	970	55,746
Linear Technology Corp.	1,285	43,677
LSI Logic Corp. *	3,898	26,857
Maxim Integrated Products, Inc.	1,623	48,706
MEMC Electronic Materials, Inc. *	1,136	69,773
Micron Technology, Inc. *	3,828	43,831
National Semiconductor Corp.	1,412	37,164
Novellus Systems, Inc. *	639	17,489
NVIDIA Corp. *	1,837	93,981
QLogic Corp. *	805	10,707
Teradyne, Inc. *	960	14,294
Texas Instruments, Inc.	7,255	248,411
Xilinx, Inc.	1,507	38,534

		1,876,896
Software - 2.40%
Adobe Systems, Inc. *	2,976	127,224
Autodesk, Inc. *	1,170	54,194
BMC Software, Inc. *	1,032	31,600
CA, Inc.	2,082	52,446
Citrix Systems, Inc. *	914	33,224
Compuware Corp. *	1,524	12,360
Intuit, Inc. *	1,734	47,355
Microsoft Corp.	42,603	1,223,984
Novell, Inc. *	1,763	13,117
Oracle Corp. *	20,032	406,249

		2,001,753
Steel - 0.23%
Allegheny Technologies, Inc.	517	51,385
Nucor Corp.	1,527	80,778
United States Steel Corp.	599	56,593

		188,756

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 1.56%
Avaya, Inc. *	2,277	$38,322
Ciena Corp. *	432	16,364
Citizens Communications Company	1,733	25,146
Corning, Inc.	7,959	186,002
Embarq Corp.	764	47,689
JDS Uniphase Corp. *	1,069	15,565
QUALCOMM, Inc.	8,435	336,472
Tellabs, Inc. *	2,215	23,368
Verizon Communications, Inc.	14,692	615,301

		1,304,229
Telephone - 1.98%
AT&T, Inc.	31,201	1,243,984
CenturyTel, Inc.	554	26,581
Qwest Communications International, Inc. *	7,861	70,356
Sprint Nextel Corp.	14,643	277,045
Windstream Corp.	2,413	34,458

		1,652,424
Tires & Rubber - 0.04%
Goodyear Tire & Rubber Company *	1,044	28,877
Tobacco - 1.00%
Altria Group, Inc.	10,643	738,731
Reynolds American, Inc.	866	57,260
UST, Inc.	811	39,966

		835,957
Toys, Amusements & Sporting Goods - 0.08%
Hasbro, Inc.	807	22,765
Mattel, Inc.	1,990	43,044

		65,809
Transportation - 0.05%
C.H. Robinson Worldwide, Inc.	866	42,469

Trucking & Freight - 0.71%
FedEx Corp.	1,558	170,881
Ryder Systems, Inc.	309	16,918
United Parcel Service, Inc., Class B	5,359	406,534

		594,333

TOTAL COMMON STOCKS (Cost $64,490,455)		$66,372,900

SHORT TERM INVESTMENTS - 19.69%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007 to
09/05/2007	$10,875,000	$10,870,524
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 10/15/2007	900,000	894,346
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 09/28/2007	2,000,000	1,992,260
Federal National Mortgage Association Discount
Notes
zero coupon due 10/24/2007	2,000,000	1,984,895

The accompanying notes are an integral part of the financial statements.	209

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills
zero coupon due 10/18/2007 ****	$700,000	$695,595

TOTAL SHORT TERM INVESTMENTS
(Cost $16,437,620)		$16,437,620

Total Investments (Index 500 Fund)
(Cost $80,928,075) - 99.20%		$82,810,520
Other Assets in Excess of Liabilities - 0.80%		668,137

TOTAL NET ASSETS - 100.00%		$83,478,657

International Equity Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.88%

Argentina - 0.03%
Petrobras Energia Participaciones SA, ADR,
B Shares	2,810	$26,049
Siderar SA, Class A Shares, ADR	603	30,873
Telecom Argentina SA, ADR, B Shares *	2,416	62,647

		119,569
Australia - 4.62%
ABC Learning Centres, Ltd.	7,803	43,651
AGL Energy, Ltd. (a)	10,587	132,822
Alinta, Ltd.	11,863	128,705
Alumina, Ltd. (a)	26,659	151,394
Amcor, Ltd.	21,451	133,618
AMP, Ltd. (a)	43,977	376,450
Ansell, Ltd.	3,281	35,075
APN News & Media, Ltd.	5,322	23,886
Aristocrat Leisure, Ltd. (a)	7,692	87,641
Asciano Group *	12,440	86,743
Australia and New Zealand
Banking Group, Ltd.	43,474	1,029,464
Australian Stock Exchange, Ltd. (a)	4,047	152,719
Axa Asia Pacific Holdings, Ltd.	21,366	131,491
Babcock & Brown, Ltd. (a)	4,989	96,006
BHP Billiton, Ltd.	82,137	2,569,785
Billabong International, Ltd. (a)	3,737	48,232
Bluescope Steel, Ltd.	17,382	150,783
Boral, Ltd. (a)	13,042	83,798
Brambles, Ltd., GDR *	12,414	139,266
Brambles, Ltd. *	23,326	262,433
Caltex Australia, Ltd.	3,106	61,053
Centro Properties Group, Ltd.	20,362	136,036
CFS Gandel Retail Trust	29,070	56,179
Challenger Financial Services Group, Ltd.	7,777	34,327
Coca-Cola Amatil, Ltd. (a)	11,520	89,509
Cochlear, Ltd.	1,292	70,534
Coles Myer, Ltd.	27,098	313,190
Commonwealth Bank of Australia, Ltd.	30,367	1,365,848

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Commonwealth Property Office Fund, Ltd.	31,916	$43,733
Computershare, Ltd.	12,207	102,100
CSL, Ltd.	4,322	345,607
CSR, Ltd.	19,679	53,882
DB RREEF Trust	70,346	114,998
Downer EDI, Ltd.	6,925	36,573
Fortescue Metals Group, Ltd. *	2,680	73,972
Foster's Group, Ltd. (a)	46,350	238,650
Futuris Corp., Ltd.	16,491	32,881
General Property Trust, Ltd.	49,298	192,420
Goodman Fielder, Ltd.	23,651	50,152
Harvey Norman Holding, Ltd.	11,597	50,459
Iluka Resources, Ltd. (a)	4,591	20,745
ING Industrial Fund (a)	21,001	45,884
James Hardie Industries, Ltd. (a)	10,713	71,042
John Fairfax Holdings, Ltd.	26,164	99,059
Leighton Holdings, Ltd. (a)	3,430	122,179
Lend Lease Corp. (a)	8,815	138,122
Lion Nathan, Ltd.	6,742	50,415
Macquarie Airports, Ltd.	15,776	55,930
Macquarie Bank, Ltd. (a)	6,010	357,724
Macquarie Communications
Infrastructure Group, Ltd.	10,064	47,442
Macquarie Goodman Group, Ltd. (a)	33,628	184,872
Macquarie Infrastructure Group, Ltd. (a)	63,874	171,842
Macquarie Office Trust (a)	44,277	56,714
Mayne Nickless, Ltd.	14,151	47,977
Mirvac Group, Ltd.	24,651	108,070
Multiplex Group, Ltd.	14,988	61,057
National Australia Bank, Ltd.	38,302	1,250,324
Newcrest Mining, Ltd.	8,008	159,238
NRMA Insurance Group, Ltd.	40,279	165,396
OneSteel, Ltd. (a)	18,506	91,401
Orica, Ltd.	7,320	170,098
Origin Energy, Ltd.	20,643	167,705
Pacific Brands, Ltd.	9,488	26,088
Paladin Resources, Ltd. * (a)	12,209	60,185
PaperlinX, Ltd. (a)	9,824	27,078
Perpetual Trust of Australia, Ltd.	899	56,199
Publishing & Broadcasting, Ltd.	10,846	158,388
Qantas Airways, Ltd., ADR (a)	21,543	98,079
QBE Insurance Group, Ltd. (a)	19,282	547,565
Rio Tinto, Ltd. (a)	6,778	515,035
Santos, Ltd. (a)	14,341	155,648
Sonic Healthcare, Ltd. (a)	6,949	87,350
Stockland Company, Ltd.	33,212	232,333
Suncorp-Metway, Ltd.	21,595	354,117
TABCORP Holdings, Ltd.	12,417	154,916
Tattersall's, Ltd.	23,586	80,617
Telstra Corp., Ltd. - Ins Recp.	32,605	77,432
Telstra Corp., Ltd. (a)	68,797	245,981
Toll Holdings, Ltd.	12,440	137,752

The accompanying notes are an integral part of the financial statements.	210

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Transurban Group, Ltd. *	25,596	$149,424
Wesfarmers, Ltd. (a)	9,057	284,802
Westfield Group (a)	41,315	704,956
Westpac Banking Corp., Ltd.	43,581	967,426
Woodside Petroleum, Ltd.	10,937	402,562
Woolworths, Ltd.	28,479	694,742
WorleyParsons, Ltd.	3,496	109,727
Zinifex, Ltd.	11,492	157,221

		19,454,924
Austria - 0.45%
Andritz AG, ADR	916	59,457
BetandWin.com Interactive
Entertainment AG * (a)	540	14,091
Erste Bank der Oesterreichischen
Sparkassen AG	4,345	315,906
Flughafen Wien AG	251	25,157
Immoeast Immobilien Anlagen AG * (a)	9,663	118,573
Immofinanz Immobilien Anlage AG *	10,510	130,449
Mayr-Melnhof Karton AG	198	21,381
Meinl European Land, Ltd. * (a)	7,038	128,797
Oesterreichische Elektrizitaets AG, Class A (a)	1,815	90,200
OMV AG	3,872	240,237
Raiffeisen International Bank Holding AG	839	121,481
RHI AG *	567	27,790
Telekom Austria AG	8,796	227,442
Voestalpine AG	2,570	210,504
Wiener Staedtische Allgemeine
Versicherung AG	745	51,267
Wienerberger Baustoffindustrie AG	1,658	118,515

		1,901,247
Belgium - 0.93%
Agfa Gevaert NV	3,041	63,647
Barco NV	249	23,675
Bekaert SA	285	37,598
Belgacom SA	3,810	167,377
Cofinimmo SA	204	35,099
Colruyt SA	392	83,848
Compagnie Maritime Belge SA	338	22,169
Delhaize Group	1,849	181,603
Dexia	12,456	343,942
Euronav NV	595	18,815
Fortis Group SA	29,393	1,079,424
Groupe Bruxelles Lambert SA	1,930	228,528
Interbrew	4,364	358,804
KBC Bancassurance Holding NV	4,315	542,217
Mobistar SA	765	62,256
Omega Pharma SA	422	37,237
SA D'Ieteren Trading NV	61	24,309
Solvay SA	1,514	225,035
Suez SA	1,695	96,774
UCB SA	2,628	148,251

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Belgium (continued)
Union Miniere SA	580	$133,193

		3,913,801
Bermuda - 0.28%
Brilliance China Automotive Holdings, Ltd. *	63,709	15,320
Central European Media Enterprises, Ltd. *	725	65,128
Cheung Kong Infrastructure Holdings, Ltd.	11,000	40,718
Cosco Pacific, Ltd.	28,855	80,230
Credicorp, Ltd., ADR	967	59,326
Esprit Holdings, Ltd.	24,500	355,918
Frontline, Ltd.	1,200	56,140
Giordano International, Ltd.	28,000	13,532
Johnson Electronic Holdings, Ltd.	33,000	17,197
Li & Fung, Ltd.	51,600	191,702
Noble Group, Ltd. (a)	23,000	25,194
Orient Overseas International, Ltd.	5,000	54,273
SeaDrill, Ltd., GDR *	6,100	113,447
Sinofert Holdings, Ltd.	56,000	40,095
TPV Technology, Ltd.	25,211	15,817
Yue Yuen Industrial Holdings, Ltd.	14,000	42,153

		1,186,190
Brazil - 1.19%
All America Latina Logistica SA	8,900	102,647
Aracruz Celulose SA, ADR	845	52,753
B2W Companhia Global Do Varejo	1,079	41,390
Banco Nossa Caixa SA *	732	11,157
Brasil Telecom Participacoes SA, ADR	715	51,108
Brasil Telecom Participacoes SA	1,400	31,582
Centrais Eletricas Brasileiras SA, ADR,
B Shares (a)	2,071	25,510
Centrais Eletricas Brasileiras SA, ADR	3,447	44,920
Centrais Eletricas Brasileiras SA *	1,800	23,220
Cia Brasileira De Distribuicao Grupo Pao de
Acucar, ADR	436	14,009
Cia de Bebidas das Americas, ADR	743	50,227
Cia de Concessoes Rodoviarias, ADR	2,700	46,642
Cia de Saneamento Basico do Estado de Sao
Paulo *	2,480	60,230
Cia Energetica de Minas Gerais, ADR	5,304	100,776
Cia Vale do Rio Doce	7,003	345,062
Companhia Siderurgica Nacional SA, ADR (a)	2,542	143,394
Companhia Siderurgica Nacional SA	322	18,215
Companhia Vale Do Rio Doce, ADR	9,294	458,473
Companhia Vale Do Rio Doce, SADR	13,159	549,388
Cosan SA Industria e Comercio	1,692	18,741
Cyrela Brazil Realty SA	4,000	37,699
Cyrela Commercial Properties SA
Empreendimentos e Participacoes *	4,000	4,878
Diagnosticos da America SA	800	17,880
EDP- Energias do Brasil SA *	1,700	26,776
Empresa Brasileira de Aeronautica SA *	4,200	46,947
Empresa Brasileira de Aeronautica SA, ADR (a)	1,575	71,127
Gafisa SA	2,288	27,551

The accompanying notes are an integral part of the financial statements.	211

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Gerdau SA, SADR (a)	6,241	$150,034
Gerdau SA	1,308	26,310
Lojas Americanas SA *	8,000	65,034
Lojas Renner SA	2,900	49,846
Natura Cosmeticos SA	2,400	25,241
Perdigao SA	2,100	40,758
Petroleo Brasileiro SA, ADR (a)	8,228	508,820
Petroleo Brasileiro SA, SADR (a)	11,359	604,640
Petroleo Brasileiro SA	11,092	343,772
Redecard SA *	4,099	62,478
Souza Cruz SA	1,700	35,404
Tele Norte Leste Participacoes SA, ADR	5,457	120,545
Tele Norte Leste Participacoes SA	1,700	57,862
Tractebel Energia SA	3,100	35,281
Unibanco - Uniao de Bancos Brasileiros SA *	8,080	90,316
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	1,717	191,583
Usinas Siderurgicas de Minas Gerais SA,
SADR	1,567	93,224
Vivo Participacoes SA, ADR	3,208	15,238
Votorantim Celulose & Papel SA, SADR *	1,189	27,799
Weg SA	3,400	35,949

		5,002,436
Canada - 6.09%
Aber Diamond Corp.	1,400	49,910
Abitibi-Consolidated, Inc. *	7,100	13,782
ACE Aviation Holdings, Inc. *	1,900	44,599
Aeroplan Income Fund, ADR	636	12,741
Agnico-Eagle Mines, Ltd.	3,200	143,077
Agrium, Inc.	3,000	137,061
Alcan Aluminum, Ltd.	8,700	858,797
Alimentation Couche Tard, Inc., ADR	3,500	71,916
ARC Energy Trust, ADR	2,000	38,614
Astral Media, Inc.	1,200	48,348
Bank Nova Scotia Halifax	23,200	1,147,588
Bank of Montreal	11,800	725,698
Barrick Gold Corp.	20,308	660,140
BCE, Inc.	6,173	236,083
Biovail Corp.	3,200	56,419
Bombardier, Inc. *	33,200	194,906
Brookfield Asset Management, Inc.	11,625	394,398
Brookfield Properties Corp.	5,250	120,053
CAE, Inc.	6,000	77,549
Cameco Corp.	8,200	331,152
Canadian Imperial Bank of Commerce	7,900	715,870
Canadian National Railway Company	12,000	632,895
Canadian Natural Resources, Ltd.	12,900	881,783
Canadian Oil Sands Trust, ADR	5,500	158,787
Canadian Pacific Railway, Ltd.	3,600	252,931
Canadian Tire Corp., Ltd.	1,800	132,277
Canadian Utilities, Ltd.	1,200	55,279
Canetic Resources Trust	5,700	79,393

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Canfor Corp. *	1,800	$21,066
Celestica, Inc. *	3,800	22,632
CGI Group, Inc. *	7,100	78,657
CI Financial Income Fund	1,500	36,119
Cognos, Inc. *	2,100	84,211
Cott Corp. *	1,900	21,337
Duvernay Oil Corp. *	1,000	30,063
Eldorado Gold Corp. *	7,900	38,973
Enbridge, Inc.	8,000	269,671
EnCana Corp.	18,100	1,060,704
Enerplus Resources Fund	2,900	122,744
Ensign Energy Services, Inc., ADR	2,700	47,297
Fairfax Financial Holdings, Ltd.	400	83,091
Finning International, Inc.	4,000	116,845
First Calgary Petroleums, Ltd., ADR *	7,000	33,472
First Quantum Minerals, Ltd., ADR	1,500	113,626
Fording Canadian Coal Trust	3,600	118,659
Fortis, Inc.	2,300	57,821
George Weston, Ltd.	1,300	88,136
Gildan Activewear, Inc. *	2,800	90,806
Goldcorp, Inc.	16,553	390,746
Great-West Lifeco, Inc.	6,200	209,876
Harvest Energy Trust	3,100	80,428
Husky Energy, Inc.	6,100	223,819
IGM Financial, Inc.	2,900	142,185
Imperial Oil, Ltd.	7,700	336,916
Ivanhoe Mines, Ltd. *	5,800	65,079
Jazz Air Income Fund, ADR *	614	4,488
Jean Coutu Group, Inc.	2,900	42,700
Kinross Gold Corp. *	13,558	165,864
Loblaw Companies, Ltd.	2,600	111,154
Lundin Mining Corp. *	7,900	90,512
Magna International, Inc.	2,500	224,458
Manulife Financial Corp.	36,400	1,409,677
MDS, Inc.	3,100	60,761
Meridian Gold, Inc. *	2,100	57,963
Methanex Corp.	2,600	58,248
MI Developments, Inc., Class A	1,200	38,076
National Bank of Canada	3,800	197,610
Nexen, Inc.	11,200	313,167
Niko Resources, Ltd.	1,100	96,866
Nortel Networks Corp. *	10,060	176,319
Nova Chemicals Corp.	2,100	76,535
Onex Corp.	2,300	75,353
Open Text Corp. *	1,300	32,325
OPTI Canada, Inc. *	4,000	73,857
Pan American Silver Corp. *	1,500	37,496
Penn West Energy Trust	5,480	157,950
Petro-Canada	11,700	596,688
Potash Corp. of Saskatchewan, Inc.	7,400	655,707
Power Corp. Of Canada	7,900	302,954
Power Financial Corp.	5,700	221,178

The accompanying notes are an integral part of the financial statements.	212

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Precision Drilling Trust, ADR	1,200	$23,327
PrimeWest Energy Trust	3,500	71,650
Provident Energy Trust	4,400	51,037
QLT, Inc. *	250	1,470
Quebecor World, Inc. *	1,600	14,271
Research In Motion, Ltd. *	11,700	999,391
RioCan Real Estate Investment Trust	2,600	57,928
Ritchie Bros. Auctioneers, Inc.	700	45,323
Rogers Communications, Inc., Class B	11,700	531,546
RONA, Inc. *	2,400	48,882
Royal Bank of Canada	30,100	1,548,749
Saputo, Inc.	1,800	86,498
Shaw Communications, Inc.	8,200	190,384
Sherritt International Corp., ADR	5,600	84,575
Shoppers Drug Mart Corp.	4,500	226,939
SNC-Lavalin Group, Inc.	3,400	133,283
Sun Life Financial, Inc.	13,400	644,433
Suncor Energy, Inc.	10,800	967,408
Talisman Energy, Inc.	25,500	437,515
Teck Cominco, Ltd.	10,200	434,618
Telus Corp. - Non Voting Shares	3,700	191,674
Telus Corp.	1,400	74,037
Thomson Corp.	5,200	220,093
TransAlta Corp.	4,800	135,896
Trans-Canada Corp.	12,500	435,565
Trican Well Service, Ltd.	2,400	42,723
TSX Group, Inc.	1,600	67,418
UTS Energy Corp., ADR *	11,000	58,328
Western Oil Sands, Inc. *	3,500	124,013
Yamana Gold, Inc.	7,800	86,338
Yellow Pages Income Fund	5,800	74,910

		25,645,153
Cayman Islands - 0.15%
Agile Property Holdings, Ltd.	39,211	71,083
ASM Pacific Technology, Ltd.	4,500	40,080
Belle International Holdings, Ltd., GDR *	45,888	52,672
Foxconn International Holdings, Ltd. *	50,000	130,684
Hengan International Group Company, Ltd.,
GDR	14,000	43,146
Hutchison Telecommunications
International, Ltd. *	30,000	39,139
Kingboard Chemical Holdings, Ltd.	14,000	82,105
Shimao Property Holdings, Ltd., GDR	35,000	92,258
Tingyi Cayman Islands Holding Corp., GDR	38,000	54,760
Xinao Gas Holdings, Ltd., GDR	14,000	23,143

		629,070
Chile - 0.24%
Banco Santander Chile SA, ADR	2,667	126,949
Cia Cervecerias Unidas SA, ADR	457	16,580
Compania de Telecomunicaciones de Chile
SA, ADR (a)	7,734	66,281
Distribucion y Servicio D&S SA, ADR (a)	966	28,603

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Chile (continued)
Embotelladora Andina SA, ADR, Series A (a)	915 $	15,998
Embotelladora Andina SA, ADR, Series B	1,006	19,436
Empresa Nacional de Electricidad SA, ADR (a)	6,419	284,875
Enersis SA, ADR	15,435	277,521
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares	717	114,283
Vina Concha Y Toro SA, ADR	911	43,163

		993,689
China - 1.33%
Air China, Ltd., Class H	53,466	66,790
Aluminum Corp. of China, Ltd. (a)	74,780	204,859
Angang New Steel Company, Ltd. Class H	20,141	68,223
Bank of China, Ltd., H Shares	556,500	285,573
Bank of Communications Company, Ltd.,
Class H	141,879	159,364
Beijing Capital International Airport Company,
Ltd., Class H	39,211	63,830
Beijing Datang Power Generation
Company , Ltd., Class H	75,136	79,563
BYD Company, Ltd., H Shares	3,446	24,946
Chaoda Modern Agriculture Holdings, Ltd.	37,925	29,213
China Construction Bank	601,118	506,201
China Life Insurance Company, Ltd.	171,376	813,924
China Mengniu Dairy Company, Ltd.	23,498	88,575
China Petroleum & Chemical Corp., Class H	408,030	449,422
China Shipping Container Lines Company, Ltd.	85,076	64,966
China Shipping Development Company, Ltd.,
Class H	29,568	89,576
China Telecom Corp., Ltd.	340,396	196,751
China Travel International Investment
Hong Kong, Ltd.	61,709	39,006
COSCO Holdings	61,879	144,602
Dongfeng Motor Group Company, Ltd.	62,780	40,764
Guangdong Investment, Ltd.	52,780	33,259
Guangshen Railway Company, Ltd., Class H	33,211	26,382
Guangzhou R&F Properties Company, Ltd. -
H Shares	25,200	101,525
Huadian Power International Corp., Ltd.,
Class H	35,211	20,291
Huaneng Power International, Inc., Class H	76,564	88,453
Hunan Non Ferrous Metal Corp., Ltd	34,000	19,845
Industrial & Commercial Bank of China	707,000	462,869
Jiangsu Expressway, Ltd.	28,855	30,167
Jiangxi Copper Company, Ltd., Class H	34,925	81,145
Lenovo Group, Ltd.	74,564	49,634
Maanshan Iron & Steel Company, Ltd.,Class H	41,925	37,469
PetroChina Company, Ltd., Class H	461,739	675,087
PICC Property & Casualty Company, Ltd.,
Class H *	54,780	69,281
Shanghai Electric Group Company, Ltd.	63,136	40,324
Shanghai Forte Land Company	25,211	15,077
Shenzhen Expressway Company, Ltd.	18,141	17,936
Shui On Land, Ltd.	42,500	44,841

The accompanying notes are an integral part of the financial statements.	213

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

China (continued)
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	52,066	$35,584
Sinopec Yizheng Chemical Fibre
Company, Ltd. *	29,925	14,903
Sinotrans, Ltd., H Shares	35,390	19,506
Tsingtao Brewery Company, Ltd., Series H	7,070	24,669
Weichai Power Company, Ltd.	3,357	26,804
Yanzhou Coal Mining Company, Ltd., Class H	49,210	86,890
Zhejiang Expressway Company, Ltd., Class H	32,282	42,959
Zijin Mining Group, Ltd.	99,686	87,851
ZTE Corp., Class H	3,757	18,472

		5,587,371
Colombia - 0.06%
BanColombia SA, ADR	7,807	255,914

Czech Republic - 0.13%
CEZ AS	5,446	288,076
Komercni Banka AS	400	87,130
Philip Morris CR AS	18	8,688
Telefonica Czech Republic AS	2,966	88,683
Unipetrol AS *	1,919	26,614
Zentiva NV (a)	603	35,662

		534,853
Denmark - 0.68%
A P Moller- Maersk AS (a)	26	340,693
Bang & Olufsen A/S, Series B	225	24,578
Carlsberg AS, B Shares	800	107,955
Coloplast AS	586	55,740
Dampskibsselskabet Torm AS, ADR (a)	600	25,981
Danisco AS (a)	1,150	84,818
Danske Bank AS (a)	10,600	435,749
Det Ostasiatiske Kompagni A/S	375	25,347
DSV AS, ADR	4,800	109,627
FLS Industries AS, B Shares	1,300	123,037
GN Store Nord AS * (a)	4,500	44,284
H. Lundbeck AS (a)	1,200	28,268
Jyske Bank * (a)	1,389	103,490
NKT Holding A/S	600	63,596
Novo Nordisk AS (a)	5,650	630,584
Novozymes AS, B Shares (a)	1,100	130,337
Sydbank AS (a)	1,390	63,623
Topdanmark AS * (a)	400	64,463
TrygVesta AS	598	47,532
Vestas Wind Systems AS * (a)	4,400	298,401
William Demant Holdings AS * (a)	600	52,956

		2,861,059
Egypt - 0.12%
Alexandria Mineral Oils Company	384	5,501
Commercial International Bank	3,695	43,934
Credit Agricole Egypt *	1,277	3,794
Eastern Tobacco	251	17,267
Egyptian Company for Mobile Services	780	24,968

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Egypt (continued)
Egyptian Financial Group-Hermes Holding	3,889	$29,918
Egyptian International Pharmaceutical
Industries Company	723	3,690
EL Ezz Aldekhela Steel Alexandria	61	10,745
El Ezz Steel Company	1,819	15,757
El Watany Bank of Egypt	1,337	17,535
Medinet Nasr Housing	143	5,999
Misr Beni Suef Cement Company	290	5,479
Olympic Group Financial Investments	803	9,036
Orascom Construction Industries	1,801	120,922
Orascom Hotels & Development *	1,926	20,634
Orascom Telecom Holding SAE	11,035	128,056
Oriental Weavers	357	3,975
Sidi Kerir Petrochemicals Company	2,925	8,975
Telecom Egypt	7,610	22,792

		498,977
Finland - 1.38%
Amer Sports Oyj, A Shares	1,550	35,367
Cargotec Corp. Oyj, B Shares	870	42,477
Elisa Oyj, A Shares (a)	3,500	97,751
Fortum Corp. Oyj	10,600	351,725
KCI Konecranes Oyj	1,450	55,398
Kesko Oyj (a)	1,600	94,398
Kone Corp. Oyj	1,785	117,198
Metra Oyj, B Shares (a)	1,600	99,972
Metso Oyj	3,000	192,998
Neste Oil Oyj	2,999	104,051
Nokia AB Oyj	96,550	3,184,789
Nokian Renkaat Oyj	2,510	88,679
OKO Bank - A Shares (a)	2,000	39,911
Orion Oyj, Series B	2,087	49,873
Outokumpu Oyj (a)	2,800	85,113
Rautaruukki Oyj	2,000	109,498
Sampo Oyj, A Shares (a)	10,200	293,609
SanomaWSOY Oyj (a)	1,990	60,950
Stora Enso Oyj, R Shares (a)	13,800	248,945
TietoEnator Oyj (a)	1,680	39,139
UPM-Kymmene Oyj	12,400	281,785
Uponor Oyj (a)	1,200	46,146
YIT Oyj	2,945	89,276

		5,809,048
France - 7.25%
Accor SA	4,198	359,087
Aeroports de Paris (a)	742	84,833
Air France KLM (a)	2,755	114,168
Air Liquide	5,678	722,158
Alcatel-Lucent	54,551	596,573
Alstom (a)	2,386	429,694
Atos Origin SA *	1,722	96,762
AXA Group SA (a)	36,586	1,464,082
BNP Paribas SA	19,685	2,069,070

The accompanying notes are an integral part of the financial statements.	214

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

France (continued)
Bouygues SA	5,172	$406,204
Business Objects SA * (a)	2,146	94,284
Cap Gemini SA	3,193	206,100
Carrefour SA	14,099	984,065
Casino Guich-Perrachon SA (a)	953	97,182
CNP Assurances SA	1,093	139,420
Compagnie de Saint-Gobain SA (a)	7,813	847,214
Compagnie Generale des Etablissements
Michelin, Class B	3,387	425,663
Credit Agricole SA	15,236	573,042
Dassault Systemes SA (a)	1,400	82,449
Essilor International SA (a)	4,544	275,583
European Aeronautic Defence &
Space Company	7,385	218,468
France Telecom SA	39,490	1,191,058
Gaz de France	4,465	223,689
Gecina SA	319	52,196
Groupe DANONE	10,373	788,643
Hermes International SA (a)	1,613	173,868
Icade	691	41,979
Imerys SA (a)	796	72,788
Klepierre SA (a)	555	87,118
Lafarge SA (a)	3,475	538,698
Lagardere S.C.A.	2,747	223,897
L'Oreal SA	5,864	685,067
LVMH Moet Hennessy SA	5,784	644,640
M6-Metropole Television	1,462	44,082
Neopost SA	752	114,738
PagesJaunes Groupe SA (a)	3,253	65,913
Pernod-Ricard SA (a)	2,124	446,656
Pinault-Printemps-Redoute SA	1,803	311,388
PSA Peugeot Citroen SA	3,537	300,425
Publicis Groupe SA	3,212	139,036
Renault Regie Nationale SA	4,281	575,844
Safran SA	4,155	97,970
Sanofi-Aventis SA	23,912	1,960,968
Schneider Electric SA	5,081	672,650
SCOR SE	4,287	104,843
Societe BIC SA	609	46,200
Societe Des Autoroutes Paris-Rhin-Rhone	592	60,374
Societe Generale	8,603	1,383,212
Societe Television Francaise 1	2,677	77,679
Sodexho Alliance (a)	2,137	140,560
STMicroelectronics NV (a)	15,680	272,778
Suez SA Strip VVPR *	1,452	20
Suez SA	22,263	1,266,250
Technip SA	2,262	180,648
Thales SA (a)	2,184	123,712
Thomson SA *	5,520	90,562
Total SA	50,427	3,786,566
Unibail-Rodamco (a)	1,728	414,488
Valeo SA (a)	1,584	76,519

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

France (continued)
Vallourec SA	1,117	$297,515
Veolia Environnement SA	8,124	625,488
Vinci SA, ADR	9,335	662,721
Vivendi SA (a)	27,006	1,102,273
Zodiac SA (a)	1,000	72,268

		30,524,088
Germany - 6.08%
Adidas-Salomon AG (a)	4,840	284,576
Allianz AG	10,644	2,284,037
Altana AG (a)	1,512	34,594
Arcandor AG *	1,345	37,113
BASF AG	11,740	1,554,163
Bayer AG	17,024	1,344,457
Beiersdorf AG	2,135	143,480
Bilfinger Berger AG	835	68,603
Celesio AG	2,080	130,196
Commerzbank AG	14,530	596,351
Continental AG	3,066	399,259
DaimlerChrysler AG	21,688	1,927,585
Deutsche Bank AG	12,166	1,503,952
Deutsche Boerse AG	4,835	534,190
Deutsche Lufthansa AG	5,540	161,792
Deutsche Post AG, GDR	1,460	42,059
Deutsche Post AG	16,486	479,453
Deutsche Postbank AG	1,995	144,821
Deutsche Telekom AG	66,469	1,237,530
Douglas Holding AG	661	39,759
E.ON AG	14,648	2,458,993
Fresenius Medical Care AG	4,414	217,170
Heidelberger Druckmaschinen AG	1,353	61,377
Henkel KGaA	4,155	214,190
Hochtief AG	949	95,235
Hypo Real Estate Holding AG	3,178	174,692
Infineon Technologies AG * (a)	17,226	268,386
IVG Immobilien AG (a)	2,299	82,347
Linde AG	2,706	318,164
MAN AG	2,639	378,816
Merck & Company AG	1,509	193,759
Metro AG	3,869	335,493
MLP AG (a)	1,580	25,215
Muenchener Rueckversicherungs-
Gesellschaft AG	5,148	890,233
Premiere AG *	2,117	46,186
ProSieben Sat.1 Media AG	1,970	67,564
Puma AG	164	65,894
Qiagen AG * (a)	4,429	76,185
Rheinmetall AG (a)	788	65,527
RWE AG	10,434	1,174,553
Salzgitter AG	962	190,108
SAP AG	20,801	1,124,410
Siemens AG	20,018	2,514,699
Solarworld AG (a)	2,014	99,403

The accompanying notes are an integral part of the financial statements.	215

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Suedzucker AG (a)	1,309	$25,216
Thyssen Krupp AG	8,405	491,494
TUI AG *	5,216	135,478
Volkswagen AG	4,007	828,354
Wincor Nixdorf AG (a)	672	58,155

		25,625,266
Greece - 0.57%
Alpha Bank A.E.	9,484	307,509
Athens Stock Exchange SA (ASE)	1,430	39,458
Bank of Piraeus SA	7,856	268,196
Coca Cola Hellenic Bottling Company SA	2,670	127,483
Cosmote Mobile Communications SA	2,880	89,468
EFG Eurobank Ergas SA	6,758	229,617
Folli-Follie SA	340	13,866
Greek Organization of Football Prognostics	5,470	200,030
Hellenic Petroleum SA	2,460	34,596
Hellenic Technodomiki Tev SA	2,960	39,036
Hellenic Telecommunications Organization SA	7,800	254,593
Motor Oil Hellas Corinth Refineries SA	1,110	27,213
National Bank of Greece SA	9,872	586,357
Public Power Corp.	2,570	80,016
Titan Cement Company SA	1,460	72,081
Viohalco SA	2,250	33,864

		2,403,383
Hong Kong - 2.24%
Anhui Conch Cement Company, Ltd., Series H	11,070	77,997
Bank of East Asia, Ltd.	33,768	187,789
Beijing Enterprises Holdings, Ltd.	6,714	29,418
BOC Hong Kong Holdings, Ltd.	87,000	209,130
Cathay Pacific Airways, Ltd.	33,000	86,518
Cheung Kong Holdings, Ltd.	35,000	514,163
China Agri-Industries Holdings, Ltd. *	34,784	20,125
China CITIC Bank *	116,000	89,262
China Communications
Construction Company , Ltd.	102,665	222,029
China Eastern Airlines Corp., Ltd. *	32,639	15,614
China Everbright, Ltd. *	15,784	49,666
China Merchants Holdings International
Company, Ltd.	25,560	134,163
China Mobile, Ltd.	120,470	1,640,824
China Overseas Land & Investment, Ltd.	84,921	177,068
China Resource Power Holdings, Ltd.	29,211	82,387
China Resources Enterprises, Ltd.	28,855	117,829
China Resources Land, Ltd.	41,211	71,477
China Shenhua Energy Company, Ltd.	78,500	341,172
China Southern Airlines Company, Ltd. *	30,855	39,763
Citic Pacific, Ltd.	26,033	142,987
CLP Holdings, Ltd.	31,000	213,487
CNOOC, Ltd.	368,720	452,457
COFCO International, Ltd.	15,784	10,120
Denway Motors, Ltd.	123,559	57,928

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Fu Ji Food & Catering Services Holdings, Ltd.	4,900	$14,650
Global Bio-Chem Technology
Group Company, Ltd.	32,855	14,328
Gome Electrical Appliances Holdings, Ltd.	23,427	37,066
Guangzhou Investment Company, Ltd.	95,493	26,475
Hang Lung Properties, Ltd.	49,000	179,390
Hang Seng Bank, Ltd.	18,000	282,208
Henderson Land Development Company, Ltd.	21,000	147,129
Hong Kong & China Gas Company, Ltd.	88,700	204,548
Hong Kong Electric Holdings, Ltd.	32,500	162,957
Hong Kong Exchange & Clearing, Ltd.	24,000	442,613
Hopewell Holdings, Ltd.	13,000	61,954
Hopson Development Holdings, Ltd., GDR	14,000	46,904
Hutchison Whampoa, Ltd.	50,000	496,290
Hysan Development Company, Ltd.	15,547	39,159
Kerry Properties, Ltd.	13,358	98,641
Li Ning Company, Ltd.	14,749	41,752
Link, REIT	51,487	102,600
Melco International Development	16,000	24,303
MTR Corp., Ltd.	32,460	78,975
New World Development Company, Ltd.	58,177	139,363
Nine Dragons Paper Holdings, Ltd.	29,600	88,413
PCCW, Ltd.	82,000	49,955
Ping An Insurance Group Company of China,
Ltd.	34,355	358,668
Semiconductor Manufacturing
International Corp. *	379,912	44,766
Shanghai Industrial Holdings, Ltd.	13,070	57,005
Shangri-La Asia, Ltd.	28,000	66,925
Shenzhen Investment, Ltd.	44,682	36,832
Shun Tak Holdings, Ltd.	24,000	35,997
Sino Land Company, Ltd.	29,158	68,186
Sun Hung Kai Properties, Ltd.	32,000	427,551
Swire Pacific, Ltd., Class A	19,500	214,955
Techtronic Industries Company, Ltd.	21,500	24,262
Television Broadcasting Company, Ltd.	6,000	36,604
Tencent Holdings, Ltd.	20,000	103,736
Travelsky Technology, Ltd., Class H	13,428	10,844
Weiqiao Textile Company, Ltd.	8,749	19,039
Wharf Holdings, Ltd.	29,000	119,558
Wing Hang Bank, Ltd.	4,085	49,830

		9,437,804
Hungary - 0.16%
Gedeon Richter Rt.	346	68,510
Magyar Telekom Rt.	11,601	58,407
MOL Magyar Olaj es Gazipari Rt.	1,751	251,134
OTP Bank Rt.	6,230	314,918

		692,969
India - 1.12%
Bajaj Auto, Ltd., ADR	1,087	62,937
Dr. Reddy's Laboratories, Ltd., ADR (a)	5,317	84,540
Grasim Industries, Ltd., ADR	1,811	135,825

The accompanying notes are an integral part of the financial statements.	216

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

India (continued)
Hindalco Industries, Ltd., ADR	2,729	$10,780
ICICI Bank, Ltd., SADR (a)	13,769	612,032
Infosys Technologies, Ltd., ADR	18,214	868,990
Larsen & Toubro, Ltd., ADR	1,216	76,836
Mahindra & Mahindra, Ltd., ADR	800	14,160
Ranbaxy Laboratories, Ltd., ADR	7,336	69,839
Reliance Capital, Ltd. *	895	26,258
Reliance Communication, Ltd., ADR	19,406	258,177
Reliance Energy, Ltd., ADR	447	25,570
Reliance Industries, Ltd., ADR	17,640	1,684,620
Reliance Natural Resources, Ltd., ADR * (a)	8,956	19,917
Satyam Computer Services, Ltd., ADR	12,940	329,711
State Bank of India, Ltd., ADR	1,181	108,416
Tata Motors, Ltd., SADR (a)	8,981	152,228
Videsh Sanchar Nigam, Ltd., ADR (a)	1,347	27,196
Wipro, Ltd., ADR (a)	10,476	153,264

		4,721,296
Indonesia - 0.26%
Aneka Tambang Tbk PT	82,500	19,770
Astra Agro Lestari Tbk PT	10,000	15,230
Astra International Tbk PT	50,000	95,074
Bank Central Asia Tbk PT	150,500	96,136
Bank Danamon Indonesia Tbk PT	42,500	36,492
Bank Internasional Indonesia Tbk PT	402,500	8,662
Bank Mandiri Tbk PT	149,000	51,513
Bank Pan Indonesia Tbk PT *	128,750	9,176
Bank Rakyat Indonesia Tbk PT	134,500	89,519
Berlian Laju Tanker Tbk PT	48,500	7,972
Bumi Resources Tbk PT	407,500	110,597
Energi Mega Persada Tbk PT *	91,500	7,584
Gudang Garam Tbk PT	14,500	14,727
Indocement Tunggal Prakarsa Tbk PT	23,000	15,684
Indofood Sukses Makmur Tbk PT	105,500	20,832
Indosat Tbk PT	60,500	46,697
International Nickel Indonesia Tbk PT	5,000	28,699
Kalbe Farma Tbk PT	113,500	16,432
Perusahaan Gas Negara Tbk PT	45,000	49,144
PT Telekomunikiasi Indonesia, ADR (a)	4,500	212,220
Ramayana Lestari Sentosa Tbk PT	53,000	4,793
Semen Gresik Persero Tbk PT	35,000	18,438
Telekomunikasi Indonesia Tbk PT	71,500	83,582
Unilever Indonesia Tbk PT	38,000	27,556
United Tractors Tbk PT	32,000	27,562

		1,114,091
Ireland - 0.68%
Allied Irish Banks PLC - London	2,458	62,922
Allied Irish Banks PLC	18,191	464,292
Bank of Ireland - London	2,949	54,457
Bank of Ireland	20,688	380,567
C&C Group PLC - London	1,364	10,040
C&C Group PLC	6,486	47,540

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Ireland (continued)
CRH PLC - London	1,471	$63,385
CRH PLC	11,329	490,388
DCC PLC	1,619	42,869
DCC PLC	143	3,735
Depfa Bank PLC (a)	8,099	153,775
Elan Corp PLC - London *	841	16,085
Elan Corp. *	10,203	195,163
Experian Group, Ltd.	23,630	249,937
Grafton Group PLC *	5,103	68,212
Greencore Group PLC - London	1,004	6,337
Greencore Group PLC	3,045	19,105
Iaws Group PLC, ADR	2,132	41,764
Iaws Group PLC	887	17,453
Independent News & Media PLC - London	1,204	5,681
Independent News & Media PLC	11,661	54,772
Irish Life & Permanent PLC	6,111	151,769
Kerry Group PLC	2,619	63,781
Kerry Group PLC - London	675	16,513
Kingspan Group PLC - London	213	5,480
Kingspan Group PLC	2,798	72,435
Paddy Power PLC	1,051	31,686
Ryanair Holdings PLC, SADR *	1,496	62,488

		2,852,631
Israel - 0.40%
Africa-Israel Investments, Ltd.	311	27,010
Aladdin Knowledge Systems, ADR *	298	6,365
Alvarion, Ltd., ADR *	1,529	17,996
Audio Codes, Ltd., ADR *	664	3,287
Bank Hapoalim, Ltd.	23,474	111,846
Bank Leumi Le-Israel, Ltd.	21,163	82,653
Bezek Israeli Telecommunications Corp., Ltd.	26,127	41,621
Check Point Software Technologies, Ltd. *	4,751	111,458
Clal Industries & Investments, Ltd.	1,492	8,238
Clal Insurance Enterprise Holdings, Ltd.	432	10,261
Discount Investment Corp.	438	12,733
ECI Telecom, Ltd., ADR *	1,366	12,772
Elbit Systems, Ltd.	533	24,011
Given Imaging Corp., ADR * (a)	288	7,583
Harel Insurance Investments, Ltd.	176	9,020
ICL Israel Chemicals, Ltd.	12,831	101,413
IDB Development Corp., Ltd.	512	18,468
Israel Corp., Ltd.	58	40,782
Israel Discount Bank, Ltd. *	11,163	22,777
Koor Industries, Ltd.	225	15,665
Makhteshim-Agam Industries, Ltd. *	7,688	59,410
Migdal Insurance Holdings, Ltd.	6,198	9,573
Nice Systems, Ltd. *	1,233	43,310
Orbotech, Ltd. *	720	15,588
Partner Communications, Ltd.	1,752	27,767
RADWARE, Ltd., ADR *	413	5,555
Retalix, Ltd. *	389	6,261

The accompanying notes are an integral part of the financial statements.	217

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Israel (continued)
Strauss-Elite, Ltd.	629	$7,423
Super-Sol, Ltd., Class B *	2,031	7,555
Syneron Medical, Ltd., ADR *	423	9,568
Teva Pharmaceutical Industries, Ltd.	18,150	779,093
United Mizrahi Bank, Ltd.	3,045	21,010

		1,678,072
Italy - 2.94%
Alleanza Assicuraz SpA (a)	10,233	132,404
Assicurazioni Generali SpA	25,355	1,042,041
Autogrill SpA (a)	2,441	51,329
Autostrade SpA	6,096	203,655
Banca Intesa SpA - Non convertible	22,207	154,972
Banca Monte dei Paschi Siena SpA (a)	25,802	164,389
Banca Popolare di Milano SpA	9,889	144,130
Banche Popolari Unite SpA	14,418	369,682
Banco Popolare SpA *	16,166	404,846
Bulgari SpA	3,266	46,028
Capitalia SpA	40,815	389,852
Enel SpA	104,009	1,076,095
Eni SpA	62,484	2,161,072
Fiat SpA (a)	17,149	457,931
Finmeccanica SpA	6,935	204,066
Fondiaria-Sai SpA	1,627	76,612
Intesa Sanpaolo SpA	185,000	1,399,908
Italcementi SpA	1,507	37,417
Lottomatica SpA (a)	1,736	62,705
Luxottica Group SpA	3,348	114,644
Mediaset SpA	17,955	190,930
Mediobanca SpA	11,924	257,635
Mediolanum SpA	5,585	40,947
Mondadori (Arnoldo) Editore SpA (a)	2,181	20,596
Parmalat SpA	37,666	136,481
Pirelli & Company SpA *	67,277	75,837
Seat Pagine Gialle SpA	99,855	55,146
Snam Rete Gas SpA	21,580	127,471
T.E.R.N.A SpA	29,262	103,848
Telecom Italia SpA (a)	257,788	730,060
Telecom Italia SpA-RNC	146,058	328,383
UniCredito Italiano SpA	187,642	1,613,995

		12,375,107
Japan - 15.88%
Access Company, Ltd. * (a)	5	11,910
Acom Company, Ltd. (a)	1,430	42,645
Aderans Company, Ltd. (a)	900	16,431
Advantest Corp. (a)	3,700	136,243
AEON Company, Ltd.	14,800	202,051
AEON Credit Service Company, Ltd. (a)	1,600	19,677
Aeon Mall Company, Ltd. (a)	1,700	51,171
Aiful Corp. (a)	1,700	33,892
Aisin Seiki Company	4,400	165,779
Ajinomoto Company, Inc. (a)	14,000	176,557

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Alfresa Holdings Corp.	800	$53,135
All Nippon Airways Company, Ltd.	16,000	63,805
Alps Electric Company, Ltd.	3,400	39,873
Amada Company, Ltd.	8,000	86,365
Aoyama Trading Company, Ltd.	1,100	29,628
Asahi Breweries, Ltd.	9,900	147,010
Asahi Glass Company, Ltd. (a)	23,000	287,477
Asahi Kasei Corp. (a)	28,000	209,974
ASATSU-DK, Inc. (a)	600	20,103
Asics Corp. (a)	4,000	51,708
Astellas Pharmaceuticals, Inc.	12,400	574,557
Autobacs Seven Company, Ltd. (a)	600	15,835
Bank of Kyoto, Ltd. (a)	6,000	71,578
Benesse Corp. (a)	1,800	66,042
Bridgestone Corp.	14,000	280,301
Canon Sales Company, Inc.	1,800	35,156
Canon, Inc.	24,900	1,420,726
Casio Computer Company, Ltd. (a)	6,000	91,606
Central Glass Company, Ltd.	5,000	25,775
Central Japan Railway Company, Ltd.	36	403,589
Chiba Bank, Ltd.	18,000	145,018
Chiyoda Corp. (a)	3,000	51,432
Chubu Electric Power Company, Inc. (a)	15,800	420,992
Chugai Pharmaceutical Company, Ltd. (a)	6,800	121,991
Circle K Sunkus Company, Ltd. (a)	700	11,286
Citizen Watch Company, Ltd. (a)	8,600	80,042
Coca-Cola West Japan Company, Ltd. (a)	1,100	24,378
COMSYS Holdings Corp.	3,000	33,605
Credit Saison Company, Ltd.	3,700	97,234
CSK Corp. (a)	1,600	58,670
Dai Nippon Printing Company, Ltd.	14,000	204,266
Daicel Chemical Industries, Ltd.	7,000	49,378
Daido Steel Company, Ltd. (a)	7,000	58,530
Daifuku Company, Ltd. (a)	2,000	23,493
Daiichi Sankyo Company, Ltd.	16,400	447,270
Daikin Industries, Ltd.	6,100	273,616
Daimaru, Inc. (a)	5,000	54,388
Dainippon Ink & Chemicals, Inc.	16,000	66,012
Dainippon Screen Manufacturing
Company, Ltd.	5,000	34,988
Daito Trust Construction Company, Ltd.	2,000	94,224
Daiwa House Industry Company, Ltd.	12,000	159,353
Daiwa Securities Group, Inc.	31,000	307,157
Denki Kagaku Kogyo Kabushiki Kaisha	12,000	61,183
Denso Corp.	11,600	406,022
Dentsu, Inc.	47	131,046
Dowa Mining Company, Ltd. (a)	7,000	78,028
E-Access, Ltd. (a)	37	19,169
East Japan Railway Company	79	629,347
Ebara Corp. (a)	10,000	44,964
EDION Corp. (a)	1,800	19,046
Eisai Company, Ltd.	5,900	245,660

The accompanying notes are an integral part of the financial statements.	218

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Electric Power Development Company, Ltd.	3,300	$121,047
Elpida Memory, Inc. *	2,400	92,672
Familymart Company, Ltd.	1,300	33,451
Fanuc, Ltd.	4,400	427,495
Fast Retailing Company, Ltd. (a)	1,300	76,384
Fuji Electric Holdings Company, Ltd. (a)	11,000	47,665
Fuji Photo Film Company, Ltd.	11,500	495,169
Fuji Software ABC, Inc.	900	18,583
Fuji Television Network, Inc. (a)	11	22,575
Fujikura, Ltd.	8,000	47,570
Fujitsu, Ltd.	43,000	293,656
Fukuoka Financial Group, Inc. *	14,000	80,638
Furukawa Electric Company, Ltd.	15,000	71,185
Glory, Ltd.	1,700	49,495
Goodwill Group, Inc. * (a)	34	7,091
Gunma Bank	9,000	62,343
Gunze, Ltd.	4,000	20,084
Hakuhodo DY Holdings, Inc.	650	45,188
Hankyu Department Stores (a)	4,000	34,888
Hankyu Hanshin Holdings, Inc. (a)	29,200	148,258
Haseko Corp. *	22,500	60,588
Hikari Tsushin, Inc. (a)	500	14,533
Hino Motors, Ltd. (a)	6,000	42,909
Hirose Electric Company, Ltd.	700	84,211
Hitachi Cable, Ltd.	5,000	29,116
Hitachi Capital Corp.	900	11,264
Hitachi Chemical, Ltd.	2,100	42,822
Hitachi Construction Machinery Company, Ltd.	2,400	84,340
Hitachi High-Technologies Corp.	1,400	32,734
Hitachi, Ltd.	80,000	515,637
Hokkaido Electric Power Company, Inc.	4,600	103,982
Hokuhoku Financial Group, Inc.	30,000	87,829
Honda Motor Company, Ltd.	36,400	1,195,928
House Food Corp. (a)	1,500	24,396
Hoya Corp. (a)	9,400	325,793
Ibiden Company, Ltd. (a)	3,000	255,306
Idemitsu Kosan Company, Ltd.	400	43,701
Inpex Holdings, Inc. (a)	19	173,424
Isetan Company, Ltd.	4,200	55,468
Ishikawajima-Harima Heavy Industries
Company, Ltd. (a)	31,000	100,491
ITO EN, Ltd. (a)	1,200	30,042
Itochu Corp.	36,000	388,609
Itochu Techno-Science Corp. (a)	800	31,540
JAFCO Company, Ltd. (a)	900	36,965
Japan Airlines System Corp. * (a)	24,000	54,656
Japan Petroleum Exploration Company, Ltd.	800	51,056
Japan Prime Realty Investment Corp.	13	52,876
Japan Real Estate Investment Corp.	9	99,858
Japan Retail Fund Investment Corp., REIT	8	65,346
Japan Tobacco, Inc.	106	588,442
JFE Holdings, Inc.	13,200	859,152

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
JGC Corp.	5,000	$87,680
Joyo Bank, Ltd.	16,000	87,734
JS Group Corp.	6,100	120,862
JSR Corp. (a)	4,100	91,713
Jupiter Telecommunications Company, Ltd. *	100	76,600
Kajima Corp. (a)	21,000	87,500
Kamigumi Company, Ltd.	5,000	42,939
Kaneka Corp.	6,000	48,576
Kansai Electric Power Company, Ltd.	18,300	427,374
Kansai Paint Company, Ltd. (a)	6,000	46,444
Kao Corp.	12,000	341,066
Kawasaki Heavy Industries, Ltd. (a)	32,000	125,385
Kawasaki Kisen Kaisha, Ltd. (a)	13,000	167,156
KDDI Corp.	57	439,450
Keihin Electric Express Railway
Company, Ltd. (a)	10,000	62,926
Keio Electric Railway Company, Ltd. (a)	13,000	80,047
Keisei Electric Railway Company, Ltd. (a)	7,000	38,388
Keyence Corp. (a)	800	177,550
Kikkoman Corp.	3,000	40,577
Kinden Corp.	4,000	34,189
Kintetsu Corp. (a)	40,000	119,475
Kirin Brewery Company, Ltd. (a)	18,000	223,886
KK DaVinci Advisors *	26	17,941
Kobe Steel Company, Ltd.	60,000	218,102
Kokuyo Company, Ltd. (a)	1,700	17,193
Komatsu, Ltd.	21,200	651,084
Komori Corp.	1,000	23,463
Konami Corp. (a)	2,200	55,480
Konica Minolta Holdings, Inc.	11,500	179,794
Kose Corp. (a)	600	16,370
Koyo Seiko Company, Ltd.	3,900	61,942
Kubota Corp. (a)	26,000	202,594
Kuraray Company, Ltd.	9,000	118,075
Kurita Water Industries, Ltd.	2,900	87,885
Kyocera Corp.	3,700	338,587
KYOWA HAKKO KOGYO COMPANY, LTD.	8,000	77,581
Kyushu Electric Power Company, Inc.	8,900	237,411
Lawson, Inc. (a)	1,600	53,123
LeoPalace21 Corp.	2,800	86,297
Mabuchi Motor Company, Ltd. (a)	600	39,080
Makita Corp.	2,700	104,321
Marubeni Corp.	38,000	308,908
Marui Company, Ltd. (a)	7,100	81,251
Matsui Securities Company, Ltd. (a)	2,000	16,640
Matsumotokiyoshi Company, Ltd. (a)	800	16,133
Matsushita Electric Industrial Company, Ltd.	46,000	801,515
Matsushita Electric Works, Ltd.	8,000	97,687
Mediceo Holdings Company, Ltd. (a)	3,800	58,499
Meiji Dairies Corp. (a)	7,000	38,955
Meiji Seika Kaisha, Ltd. (a)	8,000	37,247
Meitec Corp. (a)	800	25,657

The accompanying notes are an integral part of the financial statements.	219

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Millea Holdings, Inc.	18,800	$727,967
Minebea Company, Ltd.	7,000	42,697
Mitsubishi Chemical Holdings Corp, ADR	27,500	256,872
Mitsubishi Corp.	31,600	886,617
Mitsubishi Electric Corp.	45,000	527,475
Mitsubishi Estate Company, Ltd.	28,000	748,270
Mitsubishi Gas & Chemicals Company, Inc.	9,000	75,775
Mitsubishi Heavy Industries, Ltd.	75,000	457,988
Mitsubishi Logistc Corp.	3,000	40,948
Mitsubishi Materials Corp.	27,000	149,470
Mitsubishi Rayon Company, Ltd. (a)	12,000	76,443
Mitsubishi Securities Company, Ltd.	6,000	58,014
Mitsubishi UFJ Financial Group, Inc. (a)	188	1,801,526
Mitsubishi UFJ Lease & Finance
Company, Ltd. *	760	29,973
Mitsui & Company, Ltd.	36,000	748,048
Mitsui Chemicals, Inc.	15,000	135,726
Mitsui Engineering & Shipbuilding
Company, Ltd. (a)	18,000	93,863
Mitsui Fudosan Company, Ltd.	20,000	523,020
Mitsui Mining & Smelting Company, Ltd.	12,000	48,865
Mitsui O.S.K. Lines, Ltd.	25,000	367,099
Mitsui Sumitomo Insurance Company, Ltd.	28,000	315,836
Mitsui Trust Holdings, Inc.	17,000	141,703
Mitsukoshi, Ltd. (a)	11,000	48,888
Mitsumi Electric Company, Ltd. (a)	1,800	67,450
Mizuho Financial Group, Inc. (a)	222	1,394,774
Murata Manufacturing Company, Ltd.	4,900	343,198
Namco Bandai Holdings, Inc.	5,300	76,747
NEC Corp. (a)	47,000	221,537
NEC Electronics Corp. *	700	19,284
NGK INSULATORS, LTD.	6,000	198,186
NGK Spark Plug Company, Ltd. (a)	4,000	65,931
NHK Spring Company, Ltd.	3,000	26,869
NICHIREI Corp.	5,000	23,467
Nidec Corp. (a)	2,500	174,906
Nikko Cordial Corp.	9,000	116,079
Nikon Corp.	7,000	218,578
Nintendo Company, Ltd.	2,300	1,058,213
Nippon Building Fund, Inc. (a)	11	140,924
Nippon Electric Glass Company, Ltd. (a)	8,000	116,241
Nippon Express Company, Ltd.	19,000	99,823
Nippon Kayaku Company, Ltd.	3,000	23,876
Nippon Light Metal Company, Ltd.	10,000	21,883
NIPPON MEAT PACKERS, Inc.	4,000	43,304
Nippon Mining Holdings, Inc.	20,500	184,876
Nippon Oil Corp.	29,000	243,910
Nippon Paper Group, Inc.	19	63,894
Nippon Sheet Glass Company, Ltd. (a)	13,000	76,451
Nippon Shokubai Company, Ltd.	3,000	26,632
Nippon Steel Corp.	135,000	942,992
Nippon Telegraph & Telephone Corp.	120	552,225

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nippon Yusen Kabushiki Kaisha	26,000	$256,279
Nippon Zeon Company (a)	4,000	40,457
Nishimatsu Construction Company, Ltd. (a)	5,000	16,274
Nishi-Nippon City Bank, Ltd.	18,000	56,472
Nissan Chemical Industries, Ltd.	4,000	50,137
Nissan Motor Company, Ltd.	52,400	500,376
Nisshin Seifun Group, Inc.	5,000	45,832
Nisshin Steel Company	17,000	67,747
Nisshinbo Industries, Inc.	3,000	36,787
Nissin Food Products Company, Ltd. (a)	1,800	57,185
Nitori Company, Ltd.	750	39,044
Nitto Denko Corp. (a)	3,800	177,026
NOK Corp.	2,700	52,319
Nomura Holdings, Inc.	41,400	730,646
Nomura Real Estate Holdings, Inc. *	1,000	28,261
Nomura Real Estate Office Fund, Inc.	6	56,698
Nomura Research Institute, Ltd.	2,500	84,120
NSK, Ltd.	11,000	94,205
NTN Corp. (a)	9,000	73,696
NTT Data Corp.	30	145,075
NTT DoCoMo, Inc.	385	586,660
NTT Urban Development Corp. (a)	23	41,225
Obayashi Corp.	13,000	67,115
OBIC Company, Ltd. (a)	150	29,637
Odakyu Electric Railway Company (a)	14,000	85,480
Oji Paper Company, Ltd.	20,000	99,935
Oki Electric Industry Company, Ltd. * (a)	10,000	17,848
Okuma Holdings, Inc.	3,000	44,493
Okumura Corp.	4,000	22,361
Olympus Optical Company, Ltd.	6,000	254,675
Omron Corp.	4,700	123,852
Onward Kashiyama Company, Ltd.	3,000	35,493
Oracle Corp. - Japan (a)	1,000	43,969
Oriental Land Company, Ltd. (a)	1,300	73,343
Orix Corp.	2,100	445,682
Osaka Gas Company, Ltd.	47,000	174,497
OSG Corp. (a)	1,900	23,648
Otsuka Corp. (a)	400	40,370
Park24 Company, Ltd. (a)	2,200	21,163
Pioneer Electronic Corp. (a)	3,000	36,445
Promise Company, Ltd. (a)	1,700	46,762
Q.P. Corp.	2,700	25,129
Rakuten, Inc. (a)	134	49,650
Resona Holdings, Inc. (a)	132	277,606
Ricoh Company, Ltd.	16,000	352,038
Rinnai Corp. (a)	1,000	31,135
Rohm Company, Ltd.	2,300	204,726
Round One Corp. (a)	8	18,751
Ryohin Keikaku Company, Ltd.	500	32,399
Sanken Electric Company	3,000	20,786
SANKYO Company, Ltd.	1,300	53,584
Santen Pharmaceutical Company, Ltd.	1,800	44,554

The accompanying notes are an integral part of the financial statements.	220

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Sanwa Shutter Corp.	6,000	$35,023
Sanyo Electric Company, Ltd. * (a)	39,000	60,566
Sapporo Hokuyo Holdings, Inc.	7	74,828
Sapporo Holdings (a)	6,000	34,465
SBI E*Trade Securities Compnay, Ltd.	36	32,232
SBI Holdings, Inc. (a)	233	62,199
Secom Company, Ltd.	4,900	237,884
SEGA SAMMY HOLDINGS, INC. (a)	5,100	77,413
Seiko Epson Corp. (a)	3,000	77,979
Seino Transportation Company, Ltd. (a)	3,000	29,582
Sekisui Chemical Company, Ltd.	11,000	81,391
Sekisui House, Ltd.	11,000	143,007
Seven & I Holdings Company, Ltd. (a)	19,100	509,077
Sharp Corp. (a)	23,000	399,644
Shimachu Company, Ltd. (a)	900	24,394
Shimamura Company, Ltd.	600	55,610
Shimano, Inc. (a)	1,500	48,040
Shimizu Corp.	14,000	89,211
Shin-Etsu Chemical Company, Ltd.	9,600	693,784
Shinko Electric Industries Company, Ltd. (a)	1,600	35,342
Shinko Securities Company, Ltd.	14,000	66,610
Shinsei Bank, Ltd.	31,000	103,363
Shionogi & Company, Ltd. (a)	7,000	101,822
Shiseido Company, Ltd.	8,000	166,867
Shizuoka Bank, Ltd.	13,000	135,933
Showa Denko K.K. (a)	25,000	91,005
Showa Shell Sekiyu K.K. (a)	4,400	53,291
SMC Corp. (a)	1,300	172,625
SOFTBANK Corp. (a)	17,600	337,689
Sojitz Holdings Corp. *	23,300	96,918
Sompo Japan Insurance, Inc.	20,000	223,599
Sony Corp. (a)	23,400	1,119,850
Stanley Electric Corp.	3,600	78,642
Sumco Corp.	2,700	144,216
Sumitomo Bakelite Company, Ltd. (a)	5,000	31,825
Sumitomo Chemical Company, Ltd.	36,000	268,641
Sumitomo Corp.	24,700	425,918
Sumitomo Electric Industries, Ltd. (a)	17,800	282,793
Sumitomo Heavy Industries, Ltd.	13,000	145,272
Sumitomo Metal Industries, Ltd.	96,000	484,008
Sumitomo Metal Mining Company, Ltd.	13,000	257,137
Sumitomo Mitsui Financial Group, Inc.	153	1,206,393
Sumitomo Osaka Cement Company, Ltd. (a)	8,000	19,662
Sumitomo Realty &
Development Company, Ltd.	9,000	294,221
Sumitomo Rubber Industries, Inc.	4,000	44,234
Sumitomo Titanium Corp. (a)	400	31,281
Sumitomo Trust & Banking Company, Ltd.	29,000	239,301
Suruga Bank, Ltd. (a)	5,000	65,727
Suzuken Company, Ltd.	1,600	52,888
T&D Holdings, Inc.	4,600	266,978
TAIHEIYO CEMENT CORP.	21,000	82,898

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Taisei Corp. (a)	22,000	$70,297
Taisho Pharmaceuticals Company, Ltd.	3,000	58,681
Taiyo Nippon Sanso Corp. (a)	6,000	53,213
Taiyo Yuden Company, Ltd.	2,000	40,047
Takara Holdings (a)	3,000	17,150
Takashimaya Company, Ltd. (a)	8,000	85,886
Takeda Pharmaceutical Company, Ltd.	19,700	1,347,322
Takefuji Corp. (a)	2,260	60,622
Tanabe Seiyaku Company, Ltd.	5,000	60,304
TDK Corp.	2,900	247,879
Teijin, Ltd.	20,000	99,876
Terumo Corp.	4,000	187,549
The 77th Bank, Ltd.	8,000	53,975
The Bank of Yokohama, Ltd.	28,000	199,096
The Hachijuni Bank, Ltd.	10,000	77,477
The Hiroshima Bank, Ltd.	13,000	74,057
The Japan Steel Works, Ltd.	8,000	117,967
The Tokyo Electric Power Company, Ltd.	28,700	752,433
THK Company, Ltd. (a)	2,600	53,192
TIS, Inc.	1,100	23,689
Tobu Railway Company, Ltd.	20,000	89,900
Toda Corp. (a)	4,000	21,710
Toho Company, Ltd. (a)	3,000	63,076
Toho Titanium Company, Ltd. (a)	600	20,961
Tohoku Electric Power Company, Inc.	10,000	238,530
Tokai Rika Company, Ltd.	1,400	37,513
Tokuyama Corp. (a)	5,000	67,970
Tokyo Broadcasting Company, Ltd. (a)	1,000	29,841
Tokyo Electron, Ltd.	4,100	293,375
Tokyo Gas Company, Ltd.	52,000	258,258
Tokyo Seimitsu Company, Ltd. (a)	800	23,965
Tokyo Steel Manufacturing Company, Ltd. (a)	2,200	29,078
Tokyo Tatemono Company, Ltd. (a)	7,000	92,506
Tokyu Corp. (a)	26,000	162,076
Tokyu Land Corp.	10,000	92,064
TonenGeneral Sekiyu K.K. (a)	7,000	69,310
Toppan Printing Company, Ltd. (a)	14,000	140,639
Toray Industries, Inc. (a)	31,000	236,690
Toshiba Corp. (a)	72,000	647,088
Tosoh Corp.	12,000	73,317
Toto, Ltd. (a)	7,000	55,825
Toyo Seikan Kaisha, Ltd.	3,800	72,197
Toyo Suisan Kaisha, Ltd.	2,000	34,996
Toyobo Company, Ltd. (a)	17,000	39,461
Toyoda Gosei Company, Ltd. (a)	1,400	45,107
Toyota Boshoku Corp.	1,800	54,781
Toyota Industries Corp.	4,100	173,625
Toyota Motor Corp.	63,400	3,669,998
Toyota Tsusho Corp.	4,800	118,841
Trend Micro, Inc.	2,500	102,501
Ube Industries, Ltd.	24,000	75,181
UNI Charm Corp. (a)	900	51,892

The accompanying notes are an integral part of the financial statements.	221

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
UNY Company, Ltd. (a)	4,000	$34,885
Ushio, Inc.	2,700	52,583
USS Company, Ltd.	500	33,657
Wacoal Corp. (a)	2,000	25,058
West Japan Railway Company, Ltd.	40	193,052
Yahoo Japan Corp. (a)	359	133,224
Yakult Honsha Company, Ltd. (a)	2,100	48,248
Yamada Denki Company, Ltd.	1,990	199,824
Yamaha Corp.	4,100	86,762
Yamaha Motor Company, Ltd.	4,200	110,478
Yamato Transport Company, Ltd.	9,000	131,989
Yamazaki Baking Company, Ltd. (a)	3,000	22,542
YASKAWA Electric Corp. (a)	5,000	60,972
Yokogawa Electric Corp. (a)	5,000	62,128

		66,887,814
Korea - 0.01%
LG Philips LCD Company, Ltd., ADR * (a)	2,120	45,283
Luxembourg - 0.08%
Tenaris SA, ADR	6,960	326,633
Malaysia - 0.39%
AirAsia BHD *	17,100	9,281
AMMB Holdings BHD	33,600	41,935
Berjaya Sports Toto BHD	15,200	21,731
British American Tobacco Malaysia BHD	3,100	37,118
Bursa Malaysia BHD	7,600	22,181
Commerce Asset Holdings	53,100	167,626
DRB-Hicom BHD	12,700	6,311
Gamuda BHD	13,900	29,770
Genting BHD	42,500	90,166
Golden Hope Plantations BHD	10,500	23,846
Guinness Anchor BHD	2,900	4,620
Highlands & Lowlands BHD	3,600	7,285
Hong Leong Bank BHD	11,600	19,894
Hong Leong Credit BHD	4,400	7,089
IGB Corp., BHD	13,900	9,788
IJM Corp. BHD	13,600	28,601
IOI Corp. BHD *	77,900	111,566
IOI Properties, BHD	1,800	7,357
KLCC Property Holdings BHD	8,900	8,824
Kuala Lumpur Kepong BHD	8,400	26,540
Lafarge Malayan Cement BHD	24,600	11,502
Magnum Corp. BHD	17,700	14,200
Malayan Bank BHD	45,900	153,517
Malaysian Airline System BHD *	5,400	7,199
Malaysian Bulk Carriers BHD	7,375	8,261
Malaysian Pacific Industries BHD	1,800	4,674
Malaysian Resources Corp. BHD *	18,800	14,336
Media Prima BHD	15,000	11,633
MISC BHD	26,900	69,720
MMC Corp. BHD	6,400	13,689
Mulpha International BHD *	16,000	6,466

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Multi-Purpose Holdings BHD	14,000	$7,098
Petronas Dagangan BHD	5,200	12,599
Petronas Gas BHD	8,900	26,970
PLUS Expressways BHD	33,700	30,754
Pmb 50c *	6,400	5,483
PPB Group BHD	11,600	24,287
Proton Holdings BHD	5,100	7,639
Public Bank BHD	25,000	68,198
Resorts World BHD	59,500	65,025
RHB Capital BHD	15,600	24,070
Scomi Group BHD	12,900	5,509
Shell Refining Company Federation of Malaya
BHD	3,100	9,679
Sime Darby BHD	35,700	96,104
SP Setia BHD	12,300	25,540
Star Publications Malaysia BHD	9,200	8,976
TA Enterprise BHD	16,600	7,459
Tanjong PLC	5,000	24,239
Telekom Malaysia, BHD	20,400	57,168
Tenaga Nasional BHD	25,700	73,921
Transmile Group BHD *	3,500	3,356
UMW Holdings BHD	4,200	16,758
YTL Corp. BHD	16,100	34,263

		1,631,821
Mexico - 0.93%
Alfa SA de CV	7,800	56,097
America Movil SA de CV, Series L, SADR	11,217	678,180
America Movil SA de CV	215,900	651,616
Carso Infraestructura y Construccion SA de
CV *	16,600	17,377
Cemex SA de CV *	85,136	275,780
Cemex SA, SADR *	8,858	286,025
Coca-Cola Femsa SA de CV	6,100	24,581
Consorcio ARA SA de CV	20,000	30,254
Controladora Comercial Mexicana SA de CV	7,800	21,703
Corp. GEO SA de CV, Series B *	10,400	54,105
Desarrolladora Homex SA de CV *	3,400	31,247
Empresas ICA Sociedad
Controladora SA de CV *	7,900	43,641
Fomento Economico Mexicano SA de CV	51,100	177,384
Grupo Aeroportuario del Pacifico SA de CV *	10,500	52,989
Grupo Aeroportuario del Sureste SA de CV	5,400	26,928
Grupo Bimbo SA de CV (a)	6,400	37,704
Grupo Carso SA de CV	14,262	55,919
Grupo Financiero Banorte SA de CV	31,565	128,740
Grupo Iusacell SA de CV *	276	3,114
Grupo Mexico SA	30,071	189,693
Grupo Modelo SA	12,600	61,268
Grupo Televisa SA, SADR	6,344	165,325
Grupo Televisa SA	24,500	128,748
Industrias Penoles SA de CV	2,200	29,271
Kimberly-Clark de Mexico SA de CV	11,800	50,801

The accompanying notes are an integral part of the financial statements.	222

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Mexico (continued)
Telefonos de Mexico SA de CV, Class L, ADR	3,226	$114,007
Telefonos de Mexico SA de CV	115,400	204,269
TV Azteca SA de CV *	26,400	15,792
Urbi Desarrollos Urbanos SA de CV *	6,100	22,883
Wal-Mart de Mexico SA de CV, Series V	74,131	263,715

		3,899,156
Netherlands - 3.00%
ABN AMRO Holdings NV (a)	43,572	2,027,617
Aegon NV	35,206	643,079
Akzo Nobel NV	6,434	507,771
ASML Holding NV *	11,269	334,691
Buhrmann NV	3,638	40,828
Corio NV	894	69,743
DSM NV	3,604	184,546
Fugro NV	1,310	91,174
Hagemeyer NV (a)	11,835	50,291
Heineken NV (a)	5,929	376,335
ING Groep NV	45,023	1,814,346
Koninklijke (Royal) KPN NV	46,451	726,235
Koninklijke (Royal) Philips Electronics NV	27,489	1,088,155
Koninklijke Ahold NV * (a)	29,910	401,363
Mittal Steel Company NV	21,167	1,390,051
Oce NV (a)	1,741	37,520
Randstad Holdings NV	1,281	71,895
Reed Elsevier NV	17,241	311,430
Royal Numico NV	4,077	300,354
SBM Offshore NV	3,461	129,752
TNT Post Group NV	10,346	438,312
Unilever NV	41,227	1,264,741
Vedior NV	3,796	86,456
Wereldhave NV (a)	488	58,530
Wolters Kluwer NV	7,032	205,278

		12,650,493
New Zealand - 0.10%
Auckland International Airport, Ltd.	21,664	46,061
Contact Energy, Ltd.	6,386	40,990
Fisher & Paykel Appliances Holdings, Ltd. (a)	5,572	14,425
Fisher & Paykel Healthcare Corp.	10,678	25,330
Fletcher Building, Ltd.	10,815	89,107
Kiwi Income Property Trust	17,720	18,039
Sky City Entertainment Group, Ltd.	9,996	32,102
Sky Network Television, Ltd.	4,317	16,864
Telecom Corp. of New Zealand, Ltd.	43,963	132,597
Vector, Ltd.	5,002	8,952

		424,467
Norway - 0.76%
Acergy SA	4,641	122,670
Aker Kvaerner ASA (a)	3,945	99,233
Den Norske Bank ASA	18,000	247,052
Det Norske Oljeselskapb ASA *	17,500	31,237
Norsk Hydro ASA (a)	17,213	634,808

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Norway (continued)
Norske Skogindustrier ASA	4,100	$50,013
Ocean Rig ASA *	4,143	26,218
Orkla ASA	20,299	329,904
Pan Fish ASA *	62,400	73,498
Petroleum Geo-Services ASA *	4,084	96,064
ProSafe ASA	4,950	74,634
Renewable Energy Corp AS * (a)	4,228	160,514
Schibsted ASA (a)	1,100	49,785
Statoil ASA (a)	15,800	455,150
Stolt-Nielsen SA	1,000	32,012
Storebrand ASA	5,200	80,185
Tandberg ASA	2,900	63,313
Telenor ASA	20,400	377,098
TGS Nopec Geophysical Company ASA *	2,600	44,610
Tomra Systems ASA	3,800	26,278
Yara International ASA (a)	4,200	111,934

		3,186,210
Peru - 0.07%
Cia de Minas Buenaventura SA	946	36,488
Compania de Minas Buenaventura SA, ADR	1,366	52,222
Credicorp SA	800	48,752
Minsur SA	9,795	31,897
Southern Peru Copper Corp.	889	94,056
Volcan Compania Minera SA, CMN Series B	9,665	40,487

		303,902
Philippines - 0.09%
Ayala Corp.	3,211	33,955
Ayala Land, Inc.	135,600	42,226
Banco De Oro	7,314	8,918
Bank of the Philippine Islands	27,840	36,314
Filinvest Land, Inc. *	126,321	4,303
First Philippine Holdings Corp.	5,924	10,143
Globe Telecommunications, Inc.	690	20,419
Jollibee Foods Corp.	9,000	10,496
Manila Electric Company	8,311	18,612
Megaworld Corp.	213,952	16,138
Metropolitan Bank & Trust Company	12,800	15,215
Petron Corp.	48,152	5,936
Philippine Long Distance Telephone Company	1,420	81,292
San Miguel Corp.	9,600	14,123
SM Investments Corp.	3,594	28,546
SM Prime Holdings, Ltd.	113,941	29,284

		375,920
Poland - 0.29%
Agora SA	1,018	18,745
Bank BPH SA	202	65,413
Bank Pekao SA	1,769	154,709
Bank Zachodni WBK SA	514	46,534
Bioton SA *	27,293	11,810
Boryszew SA *	550	4,108
BRE Bank SA *	208	37,170

The accompanying notes are an integral part of the financial statements.	223

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Poland (continued)
Budimex SA *	271	$7,664
Computerland SA	160	3,483
Debica SA	125	4,685
Echo Investment SA *	579	18,507
Globe Trade Centre SA *	2,553	38,525
Grupa Kety SA	219	16,823
KGHM Polska Miedz SA	2,572	106,651
Mondi Packaging Paper Swiecie SA	295	9,325
Orbis SA	661	16,578
PBG SA *	201	27,279
Polish Oil & Gas Company	27,744	51,711
Polska Grupa Farmaceutyczna SA	235	8,379
Polski Koncern Naftowy Orlen SA *	7,495	153,884
Powszechna Kasa Oszczednosci Bank
Polski SA	11,787	225,961
Prokom Software SA	265	12,398
Softbank SA	492	14,404
Telekomunikacja Polska SA	16,501	127,772
TVN SA	3,239	27,123

		1,209,641
Portugal - 0.28%
Banco BPI, SA (a)	7,002	61,828
Banco Comercial dos Acores, SA (a)	49,906	233,427
Banco Espirito Santo SA	4,606	99,799
Brisa Auto Estrada, SA	6,945	89,279
Cimpor-Cimentos De Portugal, SA (a)	5,417	50,946
Electricidade De Portugal, SA	46,320	254,616
Jeronimo Martins, SGPS SA	4,350	24,889
Portugal Telecom, SGPS, SA	18,200	249,898
PT Multimedia.com, SGPS, SA	1,659	27,159
Sonae Industria, SGPS SA, New *	1,612	20,883
Sonae, SGPS, SA	18,991	50,654

		1,163,378
Russia - 1.53%
AFK Sistema, Reg. S, Spons. GDR	2,264	68,982
Comstar United Telesystems, ADR	3,812	41,856
JSC MMC Norilsk Nickel, ADR	1,887	420,801
Lukoil Oil Company, ADR	11,121	825,178
Mechel Steel Group, ADR	588	25,596
Mobile Telesystems, SADR	4,781	316,311
NovaTek OAO, ADR	1,912	95,640
Novolipetsk Steel, ADR	1,929	62,307
OAO Gazprom, SADR	56,496	2,347,409
Polyus Gold Company ZAO, SADR (a)	1,815	72,781
RAO Unified Energy System, SADR *	2,415	303,083
Rostelecom, ADR (a)	1,442	86,001
Sberbank, ADR	2,067	791,661
Severstal, ADR	4,900	83,545
Sibirtelecom, ADR	106	8,395
Surgutneftegaz, ADR (a)	3,435	214,687
Tatneft, ADR	1,569	158,469

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Russia (continued)
UralsvyAzinform, ADR	1,471	$17,446
VolgaTelecom, ADR	1,172	10,829
VTB Bank OJSC, GDR * (a)	18,800	176,532
Vympel Communicatii, SADR	11,085	270,474
Wimm-Bill-Dann Foods OJSC, ADR	441	45,141

		6,443,124
Singapore - 0.79%
Allgreen Properties, Ltd. (a)	13,500	15,162
Ascendas., REIT *	23,000	35,461
Capitacommercial *	21,000	34,804
Capitaland, Ltd. *	36,000	174,830
CapitaMall Trust *	24,000	53,536
Chartered Semiconductor Manufacturing, Ltd. *	23,000	16,143
City Developments, Ltd.	12,000	117,640
ComfortDelGro Corp., Ltd.	44,000	56,465
Cosco Corp. Singapore, Ltd.	18,000	59,607
DBS Group Holdings, Ltd.	26,000	341,764
Fraser and Neave, Ltd.	20,000	65,247
Haw Par Corp., Ltd.	2,000	10,508
Jardine Cycle and Carriage, Ltd.	3,118	32,150
Keppel Corp., Ltd.	26,210	220,035
Keppel Land, Ltd.	8,000	40,448
Neptune Orient Lines, Ltd.	10,000	32,117
Olam International, Ltd.	15,000	29,732
Oversea-Chinese Banking Corp., Ltd.	58,000	326,107
Parkway Holdings, Ltd.	13,649	35,543
SembCorp Industries, Ltd.	21,000	77,733
SembCorp Marine, Ltd.	19,600	53,724
Singapore Airlines, Ltd.	13,000	162,319
Singapore Exchange, Ltd.	19,000	121,745
Singapore Land, Ltd.	3,000	19,543
Singapore Petroleum Company, Ltd.	5,000	19,319
Singapore Post, Ltd.	31,000	25,282
Singapore Press Holdings, Ltd.	35,000	99,808
Singapore Technologies Engineering, Ltd.	31,000	74,905
Singapore Telecommunications, Ltd.	185,950	444,795
SMRT Corp., Ltd.	16,000	18,259
Suntec Real Estate Investment Trust *	23,000	26,722
United Overseas Bank, Ltd.	28,000	382,705
United Overseas Land, Ltd.	12,000	39,283
Venture Corp., Ltd.	6,000	61,484
Wing Tai Holdings, Ltd. *	11,000	25,127

		3,350,052
South Africa - 1.17%
African Bank Investments, Ltd. (a)	9,997	44,189
Allan Gray Property Trust (a)	21,325	19,063
Anglo Platinum, Ltd.	1,583	210,880
AngloGold Ashanti, Ltd.	3,508	136,811
Aspen Pharmacare Holdings, Ltd. *	4,549	22,496
Aveng, Ltd.	8,993	66,350
AVI, Ltd.	6,769	18,425

The accompanying notes are an integral part of the financial statements.	224

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Barloworld, Ltd.	4,708	$80,616
Bidvest Group, Ltd. *	6,022	116,981
Ellerine Holdings, Ltd.	2,236	23,375
FirstRand, Ltd.	64,544	210,551
Foschini, Ltd.	4,844	39,416
Gold Fields, Ltd.	13,935	211,377
Grindrod, Ltd.	6,966	23,994
Harmony Gold Mining Company, Ltd. *	7,842	70,175
Hulamin, Ltd.	83	288
Impala Platinum Holdings, Ltd.	12,292	364,785
Imperial Holdings, Ltd.	4,211	84,123
Investec, Ltd.	4,018	45,267
JD Group, Ltd.	4,222	41,042
Kumba Iron Ore, Ltd.	1,848	53,704
Lewis Group, Ltd.	2,034	17,585
Liberty Group, Ltd.	2,755	34,578
Massmart Holdings, Ltd.	4,714	60,711
Metropolitan Holdings, Ltd. (a)	14,077	29,073
Mittal Steel South Africa, Ltd.	4,526	78,154
MTN Group, Ltd.	34,072	517,855
Murray & Roberts Holdings, Ltd.	6,768	71,227
Nampak, Ltd. *	12,492	35,313
Naspers, Ltd.	7,887	197,021
Nedbank Group, Ltd.	4,558	85,924
Network Healthcare Holdings, Ltd. *	29,089	51,906
Pick'n Pay Stores, Ltd.	4,684	21,736
Pretoria Portland Cement Company, Ltd.	12,517	79,071
Reunert, Ltd. (a)	4,168	38,922
Sanlam, Ltd.	52,686	158,517
Sappi, Ltd.	4,599	72,560
Sasol, Ltd.	13,597	546,825
Shoprite Holdings, Ltd. (a)	10,263	48,859
Spar Group, Ltd.	4,075	29,722
Standard Bank Group, Ltd.	28,099	410,452
Steinhoff International Holdings, Ltd. * (a)	21,853	70,098
Super Group, Ltd.	6,067	10,435
Telkom SA, Ltd. (a)	6,704	165,090
Tiger Brands, Ltd.	3,655	95,734
Truworths International, Ltd.	10,796	49,497
Woolworths Holdings, Ltd. (a)	18,895	51,957

		4,912,730
South Korea - 2.67%
Amorepacific Corp.	70	49,627
Asiana Airlines (a)	2,342	22,633
Cheil Communications, Inc.	90	26,004
Cheil Industries, Inc.	990	54,191
CJ Corp.	400	54,122
Daegu Bank	2,770	51,618
Daelim Industrial Company	680	113,749
Daewoo Engineering & Construction
Company, Ltd.	3,770	107,843
Daewoo International Corp.	1,220	51,617

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Daewoo Securities Company, Ltd. (a)	2,840	$87,642
Daewoo Shipbuilding & Marine Engineering
Company, Ltd.	2,300	137,331
Daishin Securities Company, Ltd.	890	30,267
Daum Communications Corp. *	259	18,414
Dongbu Insurance Company, Ltd.	770	32,206
Dongkuk Steel Mill Company, Ltd.	860	39,557
Doosan Heavy Industries and Construction
Company, Ltd.	720	69,117
Doosan Infracore Company, Ltd.	1,860	67,711
GS Engineering & Construction Corp.	880	138,734
Hana Financial Group, Inc.	2,730	129,112
Hancook Tire Company (The), Ltd.	2,360	51,693
Hanjin Heavy Industries & Construction
Company, Ltd. *	781	67,017
Hanjin Heavy Industries & Construction
Holdings Company, Ltd.	289	13,133
Hanjin Shipping Company, Ltd.	1,200	67,103
Hanmi Pharm Company, Ltd.	115	18,755
Hanwha Chem Corp.	1,200	31,414
Hanwha Corp.	1,030	66,261
Hite Brewery Company, Ltd.	330	43,019
Honam Petrochemical Corp.	310	47,849
Hyosung Corp.	490	35,841
Hyundai Autonet Company, Ltd. (a)	2,200	17,356
Hyundai Department Store Company, Ltd.	350	39,550
Hyundai Development Company	1,540	137,793
Hyundai Engineering & Construction
Company, Ltd. *	1,100	88,792
Hyundai Heavy Industries	1,060	417,715
Hyundai Marine & Fire
Insurance Company, Ltd.	1,710	34,961
Hyundai Merchant Marine Company, Ltd. (a)	910	48,133
Hyundai Mipo Dockyard	280	82,912
Hyundai Mobis	1,360	146,228
Hyundai Motor Company, Ltd.	3,730	276,411
Hyundai Securities Company, Ltd.	2,880	87,776
Hyundai Steel Company	1,160	92,803
Kangwon Land, Inc.	2,360	56,572
KCC Corp.	130	66,501
Kia Motors Corp. *	4,220	57,064
Kookmin Bank, SADR	5,064	412,463
Kookmin Bank	2,917	236,637
Korea Electric Power Corp., ADR	7,816	176,094
Korea Electric Power Corp. (a)	2,283	101,927
Korea Exchange Bank	4,010	63,516
Korea Investment Holdings Company, Ltd.	1,010	65,029
Korea Zinc Company, Ltd.	290	58,154
Korean Air Lines Company, Ltd. (a)	797	53,968
Korean Reinsurance Company, Ltd.	1,780	24,148
KT Corp., SADR	4,271	101,735
KT Corp.	1,040	49,340

The accompanying notes are an integral part of the financial statements.	225

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
KT Freetel Company, Ltd. (a)	2,180	$70,847
KT&G Corp.	2,700	205,306
LG Chem, Ltd.	1,000	104,063
LG Electronics, Inc.	2,200	168,805
LG Fashion Corp., Ltd.	550	16,358
LG Household & Health Care, Ltd. (a)	240	36,597
LG International Corp. (a)	729	24,182
LG Petrochemical Company, Ltd.	590	28,545
LG Philips LCD Company, Ltd. *	1,526	64,920
Lotte Chilsung Beverage Company, Ltd. (a)	20	30,731
Lotte Confectionery Company, Ltd.	20	34,081
Lotte Shopping Company, Ltd. (a)	200	74,578
LS Cable, Ltd.	420	43,128
Mirae Asset Securities Company, Ltd.	475	42,287
NCSoft Corp. * (a)	310	25,779
NHN Corp. *	868	167,563
Nong Shim Company, Ltd.	80	20,469
Orion Corp.	80	21,678
Pacific Corp.	60	11,917
Poongsan Corp.	570	15,496
POSCO, SADR	4,537	695,567
POSCO	660	403,930
Pusan Bank	2,740	51,062
S1 Corp.	410	22,415
Samsung Corp.	3,107	211,516
Samsung Electro-Mechanics Company, Ltd.	1,500	82,952
Samsung Electronics Company, Ltd., GDR	330	104,775
Samsung Electronics Company, Ltd.	2,463	1,552,733
Samsung Engineering Company, Ltd.	800	92,089
Samsung Fine Chemicals Company, Ltd.	430	24,268
Samsung Fire & Marine
Insurance Company, Ltd.	860	167,274
Samsung Heavy Industries Company, Ltd.	4,051	204,289
Samsung SDI Company, Ltd.	750	49,302
Samsung Securities Company, Ltd.	1,290	109,961
Samsung Techwin Company, Ltd.	1,320	95,290
Shinhan Financial Group Company, Ltd.	7,830	480,084
Shinsegae Company, Ltd.	340	224,706
SK Corp.	603	92,764
SK Energy Company, Ltd. *	1,416	193,931
SK Telecom Company, Ltd., ADR (a)	5,517	151,000
SK Telecom Company, Ltd. (a)	267	58,602
S-Oil Corp.	1,120	90,281
Tong Yang Investment Bank	2,060	38,944
Woongjin Coway Company, Ltd.	990	31,132
Woori Investment & Securities Company, Ltd. (a)	2,050	57,584
Yuhan Corp.	178	38,885

		11,249,824
Spain - 3.10%
Abertis Infraestructuras SA (a)	5,841	177,553
Acciona SA	658	165,342
Acerinox SA (a)	3,695	93,134

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Spain (continued)
ACS Actividades SA	4,831	$266,233
Aguas de Barcelona SA-Class A	1,394	50,802
Altadis SA, Series A	6,011	399,568
Antena 3 de Television SA * (a)	1,898	35,584
Banco Bilbao Vizcaya Argentaria SA	82,721	1,914,075
Banco Popular Espanol SA (a)	19,985	365,287
Banco Santander Central Hispano SA	145,570	2,662,979
Cintra Concesiones de Infraestructuras de
Transporte SA (a)	4,601	72,594
Corporacion Mapfre SA	12,420	54,908
Ebro Puleva SA (a)	1,974	43,448
Endesa SA	14,835	807,427
Fomento de Construcciones SA	1,046	91,377
Gamesa Corporacion Tecno SA	3,980	158,908
Gas Natural SDG SA (a)	3,595	191,910
Gestevision Telecinco SA	2,052	54,720
Grupo Ferrovial SA	1,484	130,464
Iberdrola SA, GDR	1,075	59,671
Iberdrola SA (a)	20,971	1,164,711
Iberia Lineas Aereas de Espana SA	11,209	51,114
Indra Sistemas SA	2,819	73,877
Industria de Diseno Textil SA	4,980	292,745
Promotora de Informaciones SA	1,526	32,766
Repsol SA	18,552	669,369
Sacyr Vallehermoso SA (a)	1,821	72,248
Sogecable SA *	1,198	45,481
Telefonica SA	103,824	2,585,183
Union Fenosa SA	2,459	134,741
Zardoya Otis SA (a)	2,802	88,463
Zeltia SA *	3,133	31,303

		13,037,985
Sweden - 1.94%
Alfa Laval AB	2,200	133,137
Assa Abloy AB - Series B	7,200	149,917
Atlas Copco AB, Series A, ADR	16,027	268,274
Atlas Copco AB, Series B, ADR	9,692	154,415
Axfood AB (a)	600	21,513
Billerud Aktibolag AB	1,000	13,991
Boliden AB	7,000	147,868
Castellum AB	3,500	43,631
D. Carnegie & Company AB	1,500	24,423
Electrolux AB - Series B (a)	6,123	138,042
Elekta AB, Series B	2,039	31,296
Eniro AB	4,400	53,617
Ericsson LM, Series B	352,000	1,312,436
Fabege AB, ADR	3,200	36,169
Getinge AB, Series B (a)	4,000	87,827
Hennes & Mauritz AB - B shares (a)	11,250	637,366
Hoganas AB, Series B	600	17,226
Holmen AB, Series B (a)	1,300	49,943
Husqvarna AB, B Shares	6,593	84,654
Kungsleden AB	2,937	36,265

The accompanying notes are an integral part of the financial statements.	226

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Lundin Petroleum AB, Series A *	5,696	$55,188
Modern Times Group AB, Series B	1,179	67,949
Nobia AB	3,200	35,777
Nordea Bank AB	49,000	750,209
OMX AB (a)	2,000	69,380
Oriflame Cosmetics AB (a)	1,015	55,971
Sandvik AB	22,561	462,058
SAS AB * (a)	1,500	28,785
Scania AB - Series B	8,800	205,775
Securitas AB, B Shares	7,200	95,432
Securitas Direct AB, B Shares *	6,800	19,293
Securitas Systems AB, B Shares	6,800	23,990
Skandinaviska Enskilda Banken AB - Series A	11,000	333,996
Skanska AB, Series B	9,000	183,366
SKF AB, B Shares (a)	9,400	193,008
SSAB Svenskt Stal AB, New Shares *	900	28,503
SSAB Svenskt Stal AB, Series A	3,600	123,246
SSAB Svenskt Stal AB, Series B New Shares *	350	10,119
SSAB Svenskt Stal AB, Series B	1,800	56,900
Svenska Cellulosa AB, ADR	13,400	233,504
Svenska Handelsbanken AB - Series A	12,100	337,957
Swedish Match AB	6,500	126,274
Tele2 AB - Series B	7,023	128,928
Teliasonera AB	53,500	419,054
Trelleborg AB, Series B	1,800	43,593
Volvo AB - Series A	11,400	198,501
Volvo AB - Series B	25,900	450,116
Wihlborgs Fastigheter AB (a)	582	10,639

		8,189,521
Switzerland - 5.14%
ABB, Ltd. (a)	49,508	1,224,186
Adecco SA	3,081	201,613
Ciba Specialty Chemicals AG	1,551	85,128
Clariant AG *	5,029	67,268
Compagnie Financiere
Richemont AG, Series A	12,454	773,988
Credit Suisse Group AG	26,183	1,720,691
Geberit AG, ADR	975	144,154
Givaudan AG	156	141,318
Holcim, Ltd.	4,838	525,313
Kudelski SA	688	21,557
Kuehne & Nagel International AG	1,264	118,751
Kuoni Reisen Holding AG, Series B	61	30,870
Logitech International SA * (a)	4,034	109,429
Lonza Group AG	1,090	107,180
Nestle SA	9,590	4,185,421
Nobel Biocare Holding AG, Series BR	553	151,140
Novartis AG	55,529	2,931,207
Phonak Holding AG (a)	1,039	92,261
PSP Swiss Property AG * (a)	1,046	56,596
Rieter Holding AG	109	58,245
Roche Holdings AG	16,818	2,933,614

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Schindler Holding AG	1,121	$68,852
Societe Generale de Surveillance Holdings AG	111	133,213
Straumann Holding AG	193	53,106
Sulzer AG	86	114,443
Swatch Group AG - BR shares	788	237,023
Swatch Group AG	1,146	64,669
Swiss Life Holding *	820	195,461
Swiss Re	8,491	717,382
Swisscom AG	535	188,516
Syngenta AG *	2,491	467,285
Synthes AG	1,456	166,771
UBS AG	47,886	2,510,735
Unaxis Holding AG *	141	45,662
Zurich Financial Services AG	3,448	991,620

		21,634,668
Taiwan - 1.96%
Acer Sertek, Inc.	52,720	92,722
Advanced Semiconductor Engineering, Inc.	82,651	81,706
Advantech Company, Ltd.	5,250	15,907
Asia Cement Corp.	35,640	49,995
Asia Optical Company, Inc.	4,039	15,014
Asustek Computer, Inc.	74,183	221,390
AU Optronics Corp.	143,687	209,602
BenQ Corp. *	50,000	23,447
Catcher Technology Company, Ltd.	9,000	71,971
Cathay Financial Holdings Company, Ltd.	126,000	280,437
Cathay Real Estate Development
Company, Ltd.	18,000	8,402
Chang Hwa Commercial Bank, Ltd.	82,000	51,440
Cheng Shin Rubber Industry Company, Ltd.	16,840	30,903
Cheng Uei Precision Industry Company, Ltd.	5,250	12,862
Chi Mei Optoelectronics Corp.	95,480	96,676
China Airlines, Ltd.	24,716	9,694
China Development Financial Holdings Corp.	196,000	79,930
China Motor Company, Ltd.	11,055	9,804
China Steel Corp.	198,520	269,927
Chinatrust Finance Holding Company, Ltd. *	159,000	119,590
Chunghwa Picture Tubes, Ltd. *	135,000	34,706
Chunghwa Telecom Company, Ltd.	121,400	215,762
CMC Magnetics Corp. *	65,000	28,549
Compal Communications, Inc.	4,200	9,888
Compal Electronics, Inc.	69,345	76,772
Compeq Manufactuing Company, Ltd.	19,000	8,159
Delta Electronics, Inc.	33,500	124,907
D-Link Corp.	14,280	31,524
E.Sun Financial Holding Company, Ltd. *	61,000	32,205
Epistar Corp.	8,153	38,355
Eternal Chemical Company, Ltd.	11,200	13,040
EVA Airways Corp. *	24,000	8,871
Evergreen Marine Corp.	20,000	12,950
Far Eastern Textile, Ltd.	60,770	71,465
First Financial Holding Company, Ltd.	101,800	70,378

The accompanying notes are an integral part of the financial statements.	227

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Formosa Chemicals & Fibre Corp.	65,000	$158,289
Formosa Petrochemical Corp.	43,000	119,758
Formosa Plastic Corp.	93,000	231,038
Formosa Taffeta Company, Ltd.	19,000	21,584
Foxconn Technology Company, Ltd.	10,200	92,712
Fubon Group Company, Ltd.	83,000	71,565
Fuhwa Financial Holdings Company, Ltd. *	128,825	73,467
Gigabyte Technology Company, Ltd.	11,000	10,023
HannStar Display Corp. *	119,000	31,969
High Tech Computer Corp.	10,400	141,288
Hon Hai Precision Industry Company, Ltd.	112,719	836,545
Hua Nan Financial Holdings Company, Ltd.	79,000	52,145
InnoLux Display Corp.	44,713	189,826
Inotera Memories, Inc.	66,780	66,892
Inventec Appliances Corp.	4,200	8,488
Inventec Company, Ltd.	33,600	21,391
Kinpo Electronics, Inc.	20,400	7,795
Kinsus Interconnect Technology Corp	5,500	18,979
Largan Precision Company, Ltd.	2,040	16,568
Lite-On Technology Corp.	40,600	64,061
Macronix International Company, Ltd. *	65,000	40,279
MediaTek, Inc.	18,850	318,627
Mega Financial Holding Company, Ltd.	196,000	122,033
Micro-Star International Company, Ltd.	14,836	15,305
Mitac International	23,742	29,637
Mosel Vitelic, Inc.	20,600	24,355
Motech Industries, Inc.	2,425	20,736
Nan Ya Plastics Corp.	115,000	279,072
Nan Ya Printed Circuit Board Corp.	4,000	25,999
Nanya Technology Corp.	46,347	34,085
Novatek Microelectronics Corp., Ltd.	9,179	37,044
Oriental Union Chemical Corp.	10,200	10,360
Phoenix Precision Technology Corp.	11,054	12,803
Polaris Securities Company, Ltd. *	39,518	20,208
Pou Chen Corp.	39,774	39,772
Powerchip Semiconductor Corp.	160,387	79,029
Powertech Technology, Inc.	8,050	32,476
President Chain Store Corp.	11,000	28,569
ProMOS Technologies, Inc.	124,000	38,298
Quanta Computer, Inc.	41,820	68,045
Realtek Semiconductor Corp.	8,925	43,675
Ritek Corp. *	43,000	12,924
Shin Kong Financial Holding Company, Ltd.	75,124	73,175
Siliconware Precision Industries Company	54,045	110,271
SinoPac Holdings Company, Ltd.	135,000	64,033
Synnex Technology International Corp.	15,750	43,408
Taishin Financial Holdings Company, Ltd. *	110,000	55,133
Taiwan Cellular Corp.	52,000	66,167
Taiwan Cement Corp.	59,590	76,683
Taiwan Fertilizer Company, Ltd.	16,000	32,861
Taiwan Glass Industrial Corp.	14,248	12,963
Taiwan Secom Company, Ltd.	5,000	8,264

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Taiwan Semiconductor
Manufacturing Company, Ltd.	478,289	$908,117
Tatung Company, Ltd. *	78,000	36,737
Teco Electric & Machinery Company, Ltd.	34,000	19,077
Tripod Technology Corp.	7,980	33,016
U-Ming Marine Transport Corp.	9,000	26,856
Unimicron Technology Corp.	17,340	27,213
Uni-President Enterprises Corp.	67,240	78,086
United Microelectronics Corp.	400,000	225,822
Vanguard International Semiconductor Corp.	19,188	16,318
Via Technologies, Inc. *	23,000	16,473
Walsin Lihwa Corp.	60,000	29,475
Wan Hai Lines, Ltd.	20,000	14,119
Waterland Financial Holding Company	29,580	9,146
Winbond Electronics Corp.	76,000	22,844
Wintek Corp.	20,000	22,928
Wistron Corp.	23,317	42,378
Yageo Corp.	55,000	21,098
Yang Ming Marine Transport Corp.	24,000	16,956
Yieh Phui Enterprise Company, Ltd.	18,000	7,971
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	23,230	9,810
Yulon Motor Company, Ltd.	15,223	16,647
Zyxel Communications Corp.	7,140	12,418

		8,253,127
Thailand - 0.22%
Advanced Info Service PCL (a)	18,000	49,283
Airports of Thailand PCL (a)	8,700	14,707
Aromatics Thailand PCL	4,700	10,343
Bangkok Bank PCL, Foreign Shares	19,100	66,110
Bangkok Bank PCL, NVDR (a)	4,900	16,981
Bangkok Bank PCL	9,000	31,189
Bangkok Expressway PCL	7,100	5,029
Banpu PCL, Reg.	2,600	22,663
BEC World PCL	18,400	12,442
C.P. Seven Eleven PCL	31,600	10,039
Central Pattana PCL	15,000	13,334
Charoen Pokphand Foods PCL	61,300	8,362
Electricity Generating PCL, Foreign Shares	2,700	9,286
Electricity Generating PCL	3,400	11,682
Glow Energy PCL	11,700	10,912
Hana Microelectronics PCL	11,500	7,977
IRPC PCL	197,100	38,202
Kasikornbank PCL - Foreign Shares	26,200	60,221
Kasikornbank PCL, NVDR	7,000	16,112
Kasikornbank PCL	4,800	11,048
Krung Thai Bank PCL (a)	57,000	18,772
Land & Houses PCL, Foreign Shares (a)	42,300	9,787
Land & Houses PCL, NVDR	21,200	4,902
Land & Houses PCL	46,400	10,729
National Finance PCL	13,300	6,008
Precious Shipping PCL	8,400	8,263

The accompanying notes are an integral part of the financial statements.	228

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
PTT Chemical PCL	5,500	$17,633
PTT Exploration & Production PCL	26,700	94,940
PTT, PCL, Foreign Shares	18,800	160,000
Ratchaburi Electricity Generating Holding PCL	5,900	7,867
Rayong Refinery PCL	32,500	22,260
Siam Cement PCL, Foreign Shares	6,100	45,129
Siam Cement PCL, NVDR	1,900	14,051
Siam Cement PCL	3,000	22,185
Siam City Cement PCL	1,300	10,382
Siam Commercial Bank PCL	16,500	38,473
Siam Makro PCL	2,000	5,246
Thai Airways International PCL	10,400	13,261
True Corp. PCL * (a)	33,900	6,768

		942,578
Turkey - 0.27%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	1,047	7,315
Akbank AS (a)	20,633	131,778
Akcansa Cimento AS	982	7,511
Aksigorta AS	2,924	19,719
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,331	48,437
Arcelik AS	2,378	16,697
Aygaz AS	1,542	5,535
Cimsa Cimento Sanayi ve Ticaret AS	747	5,480
Dogan Sirketler Grubu Holdings AS *	12,411	23,745
Dogan Yayin Holding AS * (a)	5,058	18,458
Eregli Demir ve Celik Fabrikalari TAS	13,046	102,414
Ford Otomotiv Sanayi AS	1,674	16,013
HACI Omer Sabanci Holdings, AS	10,600	58,730
Hurriyet Gazetecilik AS *	4,478	11,885
Is Gayrimenkul Yatirim Ortakligi AS *	4,154	6,537
KOC Holdings AS *	8,265	37,801
Migros Turk TAS	2,294	38,064
Petkim Petrokimya Holding AS *	1,680	12,718
Tofas Turk Otomobil Fabrik AS	3,007	13,812
Trakya Cam Sanayi AS	2,105	7,186
Tupras Turkiye Petrol Rafine AS	2,947	67,281
Turk Hava Yollari AS *	1,700	11,890
Turk Sise ve Cam Fabrikalari AS	3,541	14,853
Turkcell Iletisim Hizmetleri AS - ADR	3,371	60,712
Turkcell Iletisim Hizmetleri AS	4,032	29,284
Turkiye Garanti Bankasi AS	22,212	142,770
Turkiye Is Bankasi AS	22,656	110,674
Turkiye Vakiflar Bankasi Tao	25,897	74,219
Ulker Gida Sanayi ve Ticaret AS	1,484	6,186
Vestel Elektronik Sanayi ve Tracaret AS *	1,632	3,705
Yapi ve Kredi Bankasi AS *	15,702	45,155

		1,156,564
United Kingdom - 16.80%
3i Group PLC	9,319	198,783
Aegis Group PLC	19,151	51,119

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Aggreko PLC	6,402	$69,535
AMEC PLC	7,007	92,715
Amvescap PLC	18,430	224,996
Anglo American PLC	31,503	1,808,954
ARM Holdings PLC	28,223	84,171
Arriva PLC	4,945	75,794
AstraZeneca Group PLC	35,559	1,752,816
Astro All Asia Networks PLC, GDR	11,900	11,547
Aviva PLC	59,326	850,031
BAE Systems PLC	79,026	739,889
Barclays PLC	152,264	1,887,779
Barratt Developments PLC	7,099	133,339
BBA Aviation PLC	10,764	52,547
Bellway PLC	2,786	71,593
Berkeley Group Holdings PLC *	1,981	64,404
BG Group PLC	79,556	1,273,380
BHP Billiton PLC	55,384	1,624,442
BICC PLC	10,019	96,267
Biffa PLC	7,147	36,455
Bovis Homes Group PLC	2,613	40,661
BP PLC	449,852	5,056,392
Britannic Group PLC	16,137	201,607
British Airways PLC *	12,083	103,780
British American Tobacco PLC	36,099	1,197,903
British Energy Group PLC	24,564	230,478
British Land Company PLC	11,892	311,156
British Sky Broadcasting Group PLC	26,102	356,440
Brixton PLC	5,015	40,132
BT Group PLC	193,462	1,234,013
Bunzl PLC	8,253	115,131
Burberry Group PLC	9,349	115,558
Cadbury Schweppes PLC	48,183	570,557
Capita Group PLC	14,496	219,967
Carnival PLC	4,079	181,296
Carphone Warehouse	8,921	61,741
Cattles PLC	8,081	59,692
Centrica PLC	84,155	656,020
Charter PLC *	3,680	83,033
Close Brothers Group PLC	3,153	49,241
Cobham PLC	26,375	107,209
Compass Group PLC	46,941	308,542
Cookson Group PLC	4,613	71,662
CSR PLC *	2,781	36,539
Daily Mail and General Trust PLC	6,292	86,304
Davis Service Group PLC	4,197	50,121
De La Rue PLC	3,103	46,725
Diageo PLC	62,899	1,345,415
Dixons Group PLC	44,476	139,576
Electrocomponents PLC	8,643	44,430
EMAP PLC	5,092	93,304
Enterprise Inns PLC	12,592	164,175
First Choice Holidays PLC	11,680	69,999

The accompanying notes are an integral part of the financial statements.	229

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
FirstGroup PLC	9,201	$121,507
FKI PLC	9,466	20,233
Friends Provident Ethical Investment
Trust PLC	43,320	156,745
Galiform PLC *	16,109	42,343
GKN PLC	14,901	110,971
GlaxoSmithKline PLC	133,714	3,490,168
Grafton Group PLC *	306	4,080
Great Portland Estates PLC	3,281	42,927
Group 4 Securicor PLC	26,898	108,009
Hammerson PLC	6,399	171,956
Hays PLC	34,831	112,199
HBOS PLC	87,750	1,560,136
Home Retail Group	20,993	175,902
HSBC Holdings PLC	271,578	4,911,592
ICAP PLC	12,459	123,156
IMI PLC	7,093	81,073
Imperial Chemical Industries PLC	27,396	350,130
Imperial Tobacco Group PLC	15,548	703,708
Inchcape PLC	10,526	100,684
Intercontinental Hotels Group PLC	7,155	150,078
International Power PLC	34,192	279,516
Intertek Group PLC	3,265	64,893
Invensys PLC *	18,559	128,520
Investec PLC	8,690	95,151
ITV PLC	91,596	203,280
J Sainsbury PLC	36,046	403,611
Johnson Matthey PLC	5,176	168,021
Kelda Group PLC	6,260	110,374
Kesa Electricals PLC	12,473	78,102
Kingfisher PLC	54,230	228,650
Ladbrokes PLC	14,463	127,470
Land Securities Group PLC	11,111	407,214
Legal & General Group PLC	154,071	452,034
Liberty International PLC	6,206	150,504
Lloyds TSB Group PLC	131,465	1,447,321
Logicacmg PLC	33,627	111,008
London Stock Exchange Group PLC	3,743	103,339
Man Group PLC	42,204	421,876
Marks & Spencer Group PLC	39,475	499,073
Meggitt PLC	13,761	88,655
Michael Page International PLC	7,525	73,030
Misys PLC	10,405	48,628
Mondi PLC	8,401	82,930
National Express Group PLC	2,863	72,718
National Grid PLC, ADR	62,557	937,691
Next Group PLC	5,347	209,035
Old Mutual PLC	123,462	398,780
Pearson PLC	18,467	277,690
Persimmon PLC	6,824	159,821
Premier Farnell PLC	6,379	23,478
Prudential PLC	56,532	804,385

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Punch Taverns PLC	5,618	$124,959
Rank Group PLC	8,856	29,959
Reckitt Benckiser PLC	14,101	769,058
Reed Elsevier PLC	30,081	363,701
Rentokil Initial PLC	43,925	153,881
Reuters Group PLC	29,536	380,703
Rexam PLC	15,278	161,575
Rio Tinto PLC	23,596	1,630,204
Rolls-Royce Group PLC *	41,984	433,868
Royal Bank of Scotland Group PLC	220,054	2,557,568
Royal Dutch Shell PLC, A Shares	85,606	3,327,040
Royal Dutch Shell PLC, B Shares	64,209	2,504,340
SAB Miller PLC	20,925	575,700
Schroders PLC	2,578	69,113
Scottish & Newcastle PLC	18,754	234,719
Scottish & Southern Energy PLC	19,988	572,862
Segro PLC, REIT (a)	9,242	102,263
Serco Group PLC	11,168	95,456
Severn Trent PLC	5,294	146,184
Signet Group PLC	36,259	69,392
Smith & Nephew PLC	21,845	257,417
Smiths Group PLC *	8,725	174,040
SSL International PLC	5,312	47,378
Stagecoach Group PLC	11,332	50,960
Standard Life PLC	49,000	297,538
Tate & Lyle PLC	10,370	118,414
Taylor Woodrow PLC	25,140	176,745
Tesco PLC	185,143	1,592,015
The Sage Group PLC	29,909	142,955
Thomas Cook Group PLC *	12,376	71,380
Tomkins PLC	20,392	98,396
Travis Perkins PLC	2,681	96,804
Trinity Mirror PLC	6,139	58,283
Tullett Prebon PLC	4,390	37,166
Unilever PLC	30,322	958,431
United Business Media PLC	5,955	91,336
United Utilities PLC	20,121	281,255
Vodafone Group PLC (a)	1,260,955	4,075,775
Whitbread PLC	4,667	154,986
William Hill PLC	7,627	94,938
Wolseley PLC	15,008	315,450
WPP Group PLC	27,796	396,389
Xstrata PLC	14,216	836,575
Yell Group PLC	17,748	161,946

		70,732,867
United States - 0.03%
Southern Copper Corp. (a)	1,400	147,350

TOTAL COMMON STOCKS (Cost $324,357,785)		$407,973,116

The accompanying notes are an integral part of the financial statements.	230

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.99%

Brazil - 0.69%
Aracruz Celulose SA	2,200	$13,860
Banco Bradesco SA	22,948	570,727
Banco Itau Holding Financeira SA	11,800	515,598
Brasil Telecom Participacoes SA	800	11,584
Braskem SA, A Shares	3,800	34,946
Centrais Eletricas Brasilieras SA, B Shares *	2,200	26,994
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	460,000	14,701
Cia de Bebidas das Americas, ADR	2,916	204,033
Cia de Bebidas das Americas	1,114	76,976
Cia de Gas de Sao Paulo, A Shares	50,000	11,102
Cia Energetica de Minas Gerais	900	17,285
Cia Energetica de Sao Paulo *	3,238,661	55,108
Cia Paranaense de Energia	2,500	40,646
Cia Vale do Rio Doce	9,841	406,000
Companhia de Tecidos de Norte de Minas SA	1,800	11,066
Duratex SA	1,800	44,447
Eletropaulo Metropolitana de Sao Paulo SA	498,183	27,995
Gerdau SA	980	23,900
Gol Linhas Aereas Inteligentes SA	1,100	24,312
Klabin SA, ADR	9,000	26,430
NET Servicos de Comunicacao SA *	4,344	65,109
Petroleo Brasileiro SA	15,092	400,265
Sadia SA, ADR	9,000	45,178
Tam SA	1,584	35,934
Tele Norte Leste Participacoes SA	600	13,398
Telemig Celular Participacoes SA	536	15,809
Telesp Celular Participacoes SA	9,150	43,281
Tim Participacoes SA	15,540	54,479
Usinas Siderurgicas de Minas Gerais SA	1,030	61,160
Votorantim Celulose e Papel SA	1,000	23,788

		2,916,111
Germany - 0.18%
Porsche AG	201	359,753
RWE AG	919	93,717
Volkswagen AG	2,431	304,418

		757,888
Italy - 0.02%
Unipol SpA	20,813	66,421

Japan - 0.00%
ITO EN, Ltd. *	360	6,318

Russia - 0.03%
Surgutneftegaz SADR	1,724	112,060

South Korea - 0.07%
Hyundai Motor Company	820	32,628
LG Electronics, Inc.	310	13,688
Samsung Electronics Company, Ltd.	530	248,779

		295,095

TOTAL PREFERRED STOCKS (Cost $2,878,289)		$4,153,893

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS - 0.00%

Hong Kong - 0.00%
China Overseas Land & Investment, Ltd.
(Expiration Date: 08/27/2008, Strike
Price: HKD 12.50) *	6,743	$3,287

Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date: 10/07/2009, Strike
Price: IDR 400.00) *	25,750	795

TOTAL WARRANTS (Cost $245)		$4,082

RIGHTS - 0.00%
Greece - 0.00%
EFG Eurobank Ergasias SA (Expiration Date:
09/14/2007, Strike Price: EUR 20.00) *	6,758	6,145
Piraeus Bank SA (Expiration Date:
09/10/2007, Strike Price: EUR 0.89) *	6,056	10,532

		16,677
Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date:
01/29/2010, Strike Price: JPY 1.00) *	5,000	2,791
Philippines - 0.00%
Ali Pals Non Tradeable (Expiration date:
09/14/2007, Strike price: PHP0.1) *	135,600	0

TOTAL RIGHTS (Cost $0)		$19,468

SHORT TERM INVESTMENTS - 13.09%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class	$4,708,533	$4,708,533
John Hancock Cash Investment Trust	50,429,968	50,429,968

TOTAL SHORT TERM INVESTMENTS
(Cost $55,138,501)		$55,138,501

Total Investments (International Equity Index Fund)
(Cost $382,374,820) - 110.96%		$467,289,060
Liabilities in Excess of Other Assets - (10.96)%		(46,156,432)

TOTAL NET ASSETS - 100.00%		$421,132,628

International Opportunities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.04%

Australia - 2.74%
CSL, Ltd.	109,685	$8,770,924
Macquarie Bank, Ltd. (a)	153,294	9,124,275
Macquarie Infrastructure Group, Ltd. (a)	1,358,292	3,654,250

		21,549,449
Austria - 0.95%
Erste Bank der Oesterreichischen
Sparkassen AG (a)	102,424	7,446,799

The accompanying notes are an integral part of the financial statements.	231

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Bermuda - 1.49%
Esprit Holdings, Ltd.	808,000	$11,738,012
Brazil - 7.65%
All America Latina Logistica SA	276,858	3,193,109
Gafisa SA	436,683	5,258,301
Gol-Linhas Aereas Inteligentes SA (a)	131,326	2,879,979
JHSF Participacoes SA *	718,000	3,502,083
Petroleo Brasileiro SA, ADR (a)	296,139	18,313,236
Redecard SA *	203,700	3,104,867
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	214,617	23,946,964

		60,198,539
Canada - 5.06%
Potash Corp. of Saskatchewan, Inc.	140,119	12,408,938
Research In Motion, Ltd. *	320,436	27,368,439

		39,777,377
France - 10.00%
Accor SA	170,364	14,572,534
Alstom (a)	34,482	6,209,850
Cie Generale de Geophysique-Veritas * (a)	15,625	4,010,999
Compagnie de Saint-Gobain SA (a)	57,005	6,181,419
Electricite de France (a)	170,123	17,163,705
JC Decaux SA	375,580	11,424,245
Veolia Environnement SA	247,818	19,080,150

		78,642,902
Germany - 6.67%
Continental AG	221,787	28,881,426
DaimlerChrysler AG	135,593	12,051,226
GEA Group AG *	76,821	2,481,820
Linde AG (a)	41,168	4,840,413
MTU Aero Engines Holding AG	66,582	4,232,145

		52,487,030
Hong Kong - 8.67%
China Merchants Holdings International
Company, Ltd.	1,570,000	8,240,837
China Mobile, Ltd.	2,345,500	31,946,148
CNOOC, Ltd.	10,504,600	12,890,207
Melco PBL Entertainment Macau, Ltd., ADR * (a)	611,403	7,966,581
Shangri-La Asia, Ltd.	2,993,778	7,155,675

		68,199,448
India - 1.36%
ICICI Bank, Ltd., SADR (a)	241,606	10,739,387
Japan - 9.36%
Chugai Pharmaceutical Company, Ltd. (a)	452,300	8,114,206
Daikin Industries, Ltd.	183,005	8,208,703
Fujitsu, Ltd. (a)	595,000	4,063,373
Marubeni Corp.	1,484,000	12,063,652
Mitsui Trust Holdings, Inc. (a)	1,036,000	8,635,539
Nintendo Company, Ltd.	36,000	16,563,336
Toyota Motor Corp. (a)	126,535	7,324,655

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Yamada Denki Company, Ltd. (a)	86,428	$8,678,600

		73,652,064
Mexico - 3.89%
America Movil SA de CV, Series L, SADR	188,036	11,368,656
Grupo Televisa SA, SADR *	737,613	19,222,195

		30,590,851
Netherlands - 2.61%
ArcelorMittal NV (a)	123,455	8,143,693
Heineken NV (a)	195,212	12,390,804

		20,534,497
Singapore - 1.59%
Capitaland, Ltd. * (a)	2,571,587	12,488,623

South Korea - 0.98%
Samsung Electronics Company, Ltd.	12,230	7,710,077

Switzerland - 14.48%
ABB, Ltd. (a)	592,982	14,662,684
Actelion Ltd * (a)	175,269	9,750,556
Holcim, Ltd. (a)	259,296	28,154,531
Julius Baer Holding AG	179,069	11,920,447
Kuehne & Nagel International AG	39,174	3,680,329
Lonza Group AG	134,567	13,232,028
Nestle SA	39,300	17,151,934
Roche Holdings AG	88,322	15,406,270

		113,958,779
United Kingdom - 11.29%
Amdocs, Ltd.	115,159	4,065,113
British Sky Broadcasting Group PLC	1,760,209	24,036,821
Johnson Matthey PLC	114,268	3,709,312
Man Group PLC	761,482	7,611,853
Reckitt Benckiser PLC	178,655	9,743,712
Rio Tinto PLC	126,124	8,713,672
Tesco PLC	3,595,759	30,919,349

		88,799,832
United States - 4.25%
Las Vegas Sands Corp. * (a)	142,992	14,256,302
Schlumberger, Ltd.	198,540	19,159,110

		33,415,412

TOTAL COMMON STOCKS (Cost $617,281,213)		$731,929,078

SHORT TERM INVESTMENTS - 25.25%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007	$18,500,000	$18,493,525
John Hancock Cash Investment Trust (c)	161,395,398	161,395,398
U.S. Treasury Bills
zero coupon due 09/20/2007 to
02/07/2008	18,981,000	18,779,308

TOTAL SHORT TERM INVESTMENTS
(Cost $198,668,231)		$198,668,231

The accompanying notes are an integral part of the financial statements.	232

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.87%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$6,828,488 on 09/04/2007,
collateralized by $6,770,000
Federal Home Loan Bank, 5.50%
due 07/15/2036 (valued at
$6,964,638, including interest)	$6,825,000	$6,825,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,825,000)		$6,825,000

Total Investments (International Opportunities Fund)
(Cost $822,774,444) - 119.16%		$937,422,309
Liabilities in Excess of Other Assets - (19.16)%		(150,729,642)

TOTAL NET ASSETS - 100.00%		$786,692,667

The portfolio had the following five top industry concentrations as of
August 31, 2007 (as a percentage of total net assets):
Banking	8.03%
Cellular Communications	5.51%
Broadcasting	5.50%
Computers & Business Equipment	4.00%
Retail Grocery	3.93%

International Small Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.47%

Australia - 4.81%
Billabong International, Ltd. (a)	324,316	$4,185,814
Downer EDI, Ltd.	1,420,972	7,504,518
Iluka Resources, Ltd. (a)	682,261	3,082,821
PaperlinX, Ltd. (a)	2,601,011	7,169,297

		21,942,450
Belgium - 1.12%
Barco NV (a)	53,950	5,129,595

Bermuda - 5.73%
Bio-Treat Technology, Ltd. (a)	6,693,612	3,755,876
Giordano International, Ltd.	6,390,365	3,088,313
Ngai Lik Industrial Holdings, Ltd.	18,284,513	1,314,569
People's Food Holdings, Ltd.	8,982,174	7,877,869
Texwinca Holdings, Ltd.	8,824,907	7,224,728
Yue Yuen Industrial Holdings, Ltd.	953,833	2,871,924

		26,133,279
Brazil - 0.84%
Companhia de Saneamento de Minas Gerais	246,906	3,838,558

Canada - 9.09%
Abitibi-Consolidated, Inc. *	1,506,500	2,924,273
ATS Automation Tooling Systems, Inc. *	430,960	2,550,421

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Dorel Industries, Inc., Class B	185,600	$5,481,360
GSI Group, Inc. *	381,584	3,720,444
Linamar Corp.	18,417	447,477
MDS, Inc.	332,277	6,512,768
Mega Brands, Inc. *	196,700	3,631,900
North West Company	255,399	5,054,293
Open Text Corp. *	264,153	6,568,183
Quebecor World, Inc. *	171,546	1,530,123
Saxon Energy Services, Inc. *	617,700	3,076,510

		41,497,752
Cayman Islands - 0.87%
Chitaly Holdings, Ltd.	9,456,729	2,716,037
TCL Communication Technology
Holdings, Ltd. *	37,286,192	1,245,578

		3,961,615
China - 3.10%
BYD Company, Ltd., H Shares	928,358	5,040,295
Sinotrans, Ltd., H Shares	16,490,000	9,088,687

		14,128,982
Denmark - 0.54%
Vestas Wind Systems AS * (a)	36,380	2,467,238
Finland - 3.36%
Amer Sports Oyj, A Shares (a)	339,154	7,738,729
Elcoteq SE, A Shares	242,560	1,853,615
Huhtamaki Oyj (a)	379,086	5,728,339

		15,320,683
Germany - 1.98%
Jenoptik AG * (a)	737,145	6,899,383
Vossloh AG	19,785	2,135,629

		9,035,012
Hong Kong - 4.76%
AAC Acoustic Technology Holdings, Inc. *	3,016,000	3,160,521
Dah Sing Financial Group	463,574	3,746,447
Fountain Set Holdings, Ltd.	11,313,425	4,421,514
Lerado Group Holding Company, Ltd.	12,649,682	1,443,588
Travelsky Technology, Ltd., Class H	2,655,132	2,144,104
Weiqiao Textile Company, Ltd.	3,138,106	6,828,894

		21,745,068
Indonesia - 0.65%
Astra International Tbk PT	1,560,881	2,967,992
Japan - 4.82%
Descente, Ltd. (a)	388,000	2,037,466
Meitec Corp. (a)	114,611	3,675,693
Nichii Gakkan Company, Ltd. (a)	373,866	5,799,280
Sohgo Security Services Company, Ltd.	325,373	5,113,927
Takuma Company, Ltd. (a)	849,000	5,360,377

		21,986,743
Luxembourg - 0.42%
Thiel Logistik AG * (a)	577,341	1,906,058

The accompanying notes are an integral part of the financial statements.	233

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Netherlands - 5.08%
Draka Holding NV	42,748	$2,095,668
Imtech NV	30,968	2,732,825
OPG Groep NV (a)	273,908	8,169,174
SBM Offshore NV	81,654	3,061,191
Vedior NV	313,284	7,135,201

		23,194,059
Philippines - 0.06%
First Gen Corp.	195,000	270,529
Singapore - 2.48%
Cerebos Pacific, Ltd.	239,226	618,236
Huan Hsin Holdings, Ltd. (a)	3,335,298	1,160,203
Osim International, Ltd. (a)	4,045,008	1,587,906
Venture Corp., Ltd.	777,229	7,964,514

		11,330,859
South Korea - 10.55%
Daeduck Electronics Company, Ltd.	448,800	3,449,078
Daegu Bank	342,510	6,382,602
Halla Climate Control Company, Ltd. (a)	600,100	6,769,802
Intops Company, Ltd.	82,513	2,868,452
People & Telecommunication, Inc.	212,112	2,822,885
Pusan Bank	653,820	12,184,421
Sindo Ricoh Company, Ltd.	78,430	5,963,820
Youngone Corp.	747,110	7,689,591

		48,130,651
Sweden - 1.88%
D. Carnegie & Company AB	362,426	5,900,968
Securitas Systems AB, B Shares	758,000	2,674,167

		8,575,135
Switzerland - 1.36%
Verwaltungs & Privat Bank AG	25,155	6,227,856
Taiwan - 12.86%
Acbel Polytech, Inc.	5,100,000	3,271,020
BenQ Corp. *	3,818,000	1,790,414
D-Link Corp.	6,394,992	14,117,332
Fu Sheng Industrial Company, Ltd.	4,971,543	5,225,030
Giant Manufacturing Company, Ltd.	850,000	2,034,473
KYE System Corp.	3,484,714	6,416,354
Pihsiang Machinery Mfg. Company, Ltd.	2,610,000	6,278,365
Simplo Technology Company, Ltd.	1,137,600	7,200,595
Ta Chong Bank, Ltd. *	16,259,000	5,152,249
Taiwan Fu Hsing Industrial Company, Ltd.	2,886,000	2,180,737
Test-Rite International Company, Ltd.	7,155,672	5,024,694

		58,691,263
Thailand - 4.08%
Bank of Ayudhya PCL, NVDR (a)	8,440,400	6,588,578
Glow Energy PCL	6,865,525	6,403,288
Total Access Communication PCL *	4,539,560	5,625,527

		18,617,393
United Kingdom - 13.38%
Bodycote International PLC	1,043,903	5,610,998

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Burberry Group PLC (a)	336,989	$4,165,355
Fiberweb PLC	878,540	2,343,083
FKI PLC	4,023,600	8,600,263
Future PLC	5,499,140	5,116,940
Game Group PLC	4,920,796	18,995,345
John Wood Group PLC	650,643	4,752,245
Yule Catto & Company PLC	2,360,183	11,456,982

		61,041,211
United States - 1.65%
Quebecor World, Inc. *	146,526	1,342,178
Steiner Leisure, Ltd. *	143,455	6,205,863

		7,548,041

TOTAL COMMON STOCKS (Cost $338,563,443)		$435,688,022

SHORT TERM INVESTMENTS - 15.37%
John Hancock Cash Investment Trust (c)	$59,817,848	$59,817,848
Paribas Corp. Time Deposit
5.25% due 09/04/2007	10,295,000	10,295,000

TOTAL SHORT TERM INVESTMENTS
(Cost $70,112,848)		$70,112,848

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$41,021 on 09/04/2007,
collateralized by $40,000 Federal
Home Loan Mortgage Corp.,
6.25% due 07/15/2032 (valued at
$45,251, including interest)	$41,000	$41,000

TOTAL REPURCHASE AGREEMENTS
(Cost $41,000)		$41,000

Total Investments (International Small Cap Fund)
(Cost $408,717,291) - 110.85%		$505,841,870
Liabilities in Excess of Other Assets - (10.85)%		(49,494,882)

TOTAL NET ASSETS - 100.00%		$456,346,988

The portfolio had the following five top industry concentrations as of
August 31, 2007 (as a percentage of total net assets):

Apparel & Textiles	8.52%
Banking	8.01%
Computers & Business Equipment	6.21%
Software	5.05%
Electronics	4.57%

The accompanying notes are an integral part of the financial statements.	234

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.40%

Australia - 6.95%
ABB Grain, Ltd.	31,307	$210,675
Adelaide Bank, Ltd.	21,763	275,983
Adelaide Brighton, Ltd.	105,031	306,818
AED Oil, Ltd. * (a)	11,042	67,174
Aevum, Ltd.	14,865	38,219
Alchemia, Ltd. *	43,512	27,336
Alesco Corp., Ltd.	17,528	195,603
Allegiance Mining NL * (a)	149,191	73,140
Amadeus Energy, Ltd. * (a)	46,767	27,404
Amalgamated Holdings, Ltd. (a)	10,448	55,182
Andean Resources, Ltd. *	79,891	62,760
Ansell, Ltd.	30,331	324,253
APA Group (a)	71,106	215,115
Aquila Resources, Ltd. * (a)	17,822	73,270
ARB Corp., Ltd.	16,596	57,780
ARC Energy, Ltd. *	36,745	41,302
Arrow Energy NL * (a)	63,589	136,720
Ausdrill, Ltd.	41,593	81,115
Auspine, Ltd. (a)	13,590	68,287
Austal, Ltd.	37,191	107,285
Austar United Communications, Ltd. * (a)	187,684	223,081
Austereo Group, Ltd.	68,999	118,869
Australian Agricultural Company, Ltd.	54,556	119,378
Australian Infrastructure Fund	70,430	194,811
Australian Worldwide Exploration, Ltd. *	74,302	197,779
AVJennings, Ltd. * (a)	46,839	49,263
AWB, Ltd.	27,000	65,162
Babcock & Brown Environmental
Investments, Ltd. *	19,026	7,208
Bank of Queensland, Ltd.	20,257	305,940
Beach Petroleum, Ltd. (a)	117,500	130,336
Bendigo Bank, Ltd. (a)	7,506	92,284
Bendigo Mining, Ltd. * (a)	31,918	7,369
Biota Holdings, Ltd. *	39,986	57,855
Blackmores, Ltd.	2,081	37,369
Bolnisi Gold NL *	53,676	113,126
Boom Logistics, Ltd. (a)	25,797	56,035
Bradken, Ltd.	22,400	192,452
Brickworks, Ltd.	5,819	62,838
Cabcharge Australia, Ltd.	19,412	157,045
Campbell Brothers, Ltd.	10,377	216,050
Candle Australia, Ltd.	17,029	45,728
CBH Resources, Ltd. * (a)	158,181	68,829
Cellestis, Ltd. *	15,855	31,041
Centennial Coal Company, Ltd.	33,215	91,988
Charter Hall Group	23,708	53,226
Citigold Corp., Ltd. *	151,498	48,524
City Pacific, Ltd. (a)	14,563	45,922
Clinuvel Pharmaceuticals, Ltd. *	69,980	45,654
Coates Hire, Ltd.	43,113	191,602
Commander Communications, Ltd.	51,195	28,430
Compass Resources NL * (a)	15,577	45,479

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Australia (continued)
ConnectEast Group * (a)	214,450	$303,184
Consolidated Rutile, Ltd.	52,500	25,488
CopperCo, Ltd. *	32,000	23,650
Corporate Express Australia, Ltd.	17,731	101,881
Count Financial, Ltd. (a)	24,455	57,110
Coventry Group, Ltd.	4,500	12,872
Crane Group, Ltd. (a)	15,415	218,458
David Jones, Ltd. (a)	92,890	392,142
Downer EDI, Ltd. (a)	55,323	292,175
Duet Group	83,792	230,800
Dyno Nobel, Ltd. (a)	41,739	84,851
Energy Developments, Ltd. (a)	26,204	75,657
Energy World Corp., Ltd. *	118,888	91,972
Envestra, Ltd.	154,037	139,509
Equigold NL	27,470	48,314
Felix Resources, Ltd.	10,738	41,270
FKP Property Group, Ltd. (a)	37,372	213,270
Fleetwood Corp., Ltd.	8,292	63,461
Flight Centre, Ltd.	15,759	252,166
Forest Enterprises Australia, Ltd.	101,860	51,471
Funtastic, Ltd.	32,287	39,433
Futuris Corp., Ltd. (a)	81,498	162,495
Geodynamics, Ltd. *	25,906	34,630
Gindalbie Metals, Ltd. *	112,045	185,830
GrainCorp., Ltd.	3,952	34,517
GRD, Ltd.	30,341	57,147
Great Southern Plantations, Ltd. (a)	43,653	83,412
GUD Holdings, Ltd. (a)	13,336	120,342
Gunns, Ltd.	56,341	149,385
GWA International, Ltd. (a)	49,659	172,661
Healthscope, Ltd. (a)	27,020	121,052
Herald Resources, Ltd. *	17,198	17,070
Heron Resources, Ltd. *	9,000	6,265
Hills Industries, Ltd. (a)	36,499	199,927
Home Building Society, Ltd.	2,720	38,826
Horizon Oil, Ltd. *	172,869	43,970
Housewares International, Ltd. (a)	39,380	73,689
HPAL, Ltd. (a)	31,154	63,572
IBA Health, Ltd. (a)	86,371	72,422
IBT Education, Ltd. (a)	26,000	44,973
iiNET Ltd *	18,866	25,698
Iluka Resources, Ltd. (a)	20,691	93,493
Imdex, Ltd. *	23,000	25,088
Independence Group NL	19,208	90,166
Independent Practitioner Network, Ltd. *	7,772	1,895
Indophil Resources NL *	72,190	51,505
Infomedia, Ltd.	87,333	43,834
Invocare, Ltd. (a)	11,216	56,732
IOOF Holdings, Ltd. (a)	13,384	108,732
Iress Market Technology, Ltd. (a)	19,452	129,779
IWL, Ltd. (a)	11,971	61,660
JB Hi-Fi, Ltd.	21,677	220,855

The accompanying notes are an integral part of the financial statements.	235

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Jubilee Mines NL (a)	15,147	$189,525
Just Group, Ltd.	31,400	115,355
Kagara Zinc, Ltd.	11,000	45,420
Kings Minerals NL *	37,728	23,349
Kingsgate Consolidated, Ltd.	11,715	43,773
MacArthur Coal, Ltd.	24,217	136,913
Macmahon Holdings, Ltd.	115,775	143,701
Macquarie Media Group, Ltd.	17,252	64,154
McGuigan Simeon Wines, Ltd. *	17,945	27,160
McPherson's, Ltd.	18,009	48,288
Metabolic Pharmaceuticals, Ltd. *	61,498	2,895
Mincor Resources NL (a)	54,880	146,742
Mineral Deposits, Ltd. *	39,608	42,829
Monadelphous Group, Ltd. (a)	15,546	170,255
Mortgage Choice, Ltd. (a)	74	151
Mount Gibson Iron, Ltd. *	64,184	79,231
MYOB, Ltd.	33,790	33,286
New Hope Corp., Ltd. (a)	144,455	233,453
Nexus Energy, Ltd. *	72,614	104,933
Nido Petroleum, Ltd. *	256,103	53,905
Oakton, Ltd.	15,760	69,284
OceanaGold Corp. * (a)	14,600	36,316
Pacific Brands, Ltd. (a)	88,618	243,662
Pan Australian Resources, Ltd. *	284,957	157,475
PaperlinX, Ltd. (a)	78,955	217,628
Peet & Company, Ltd. (a)	34,269	110,335
Peptech, Ltd. * (a)	37,842	41,158
Perilya, Ltd.	22,556	70,225
Perseverance Corp., Ltd. *	143,419	10,023
Petsec Energy, Ltd. * (a)	36,147	39,075
Pharmaxis, Ltd. * (a)	50,510	167,702
PMP, Ltd. * (a)	52,337	66,716
Portman, Ltd. *	7,907	61,134
Primary Health Care, Ltd. (a)	21,688	192,837
Prime Television, Ltd.	3,886	11,483
Programmed Maintenance Services, Ltd.	19,236	88,529
pSivida, Ltd. *	95,189	8,932
Ramsay Health Care, Ltd. *	3,500	29,965
RCR Tomlinson, Ltd. (a)	22,598	44,444
Redflex Holdings, Ltd. * (a)	11,089	28,236
Resolute Mining, Ltd. *	36,122	41,564
Resource Pacific Holdings, Ltd. * (a)	22,287	32,547
Ridley Corp., Ltd. (a)	49,007	43,281
Roc Oil Company, Ltd. * (a)	57,533	151,545
SAI Global, Ltd. (a)	16,535	44,187
Sally Malay Mining, Ltd. *	43,373	141,449
Salmat, Ltd. *	7,600	29,673
Select Harvests, Ltd.	6,064	47,553
ServCorp, Ltd.	13,939	56,209
Silex Systems, Ltd. * (a)	13,874	97,162
Sino Gold, Ltd. * (a)	25,236	123,811
Sino Strategic International, Ltd. *	11,948	17,439

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Sirtex Medical, Ltd. *	11,366 $	33,319
Skilled Group, Ltd.	12,989	58,197
SMS Management & Technology, Ltd.	12,633	68,700
Southern Cross Broadcasting Australia, Ltd.	5,208	73,962
SP Telemedia, Ltd.	63,587	24,802
Specialty Fashion Group, Ltd.	51,331	71,011
Spotless Group, Ltd.	44,712	156,722
St. Barbara, Ltd. * (a)	100,516	38,884
Staging Connections Group, Ltd.	16,800	21,207
Straits Resources, Ltd.	31,023	111,344
STW Communications Group, Ltd. (a)	36,346	78,369
Sunland Group, Ltd.	52,498	167,812
Super Cheap Auto Group, Ltd.	12,800	49,966
Talent2 International, Ltd. (a)	6,000	13,691
Technology One, Ltd. (a)	46,859	40,784
Ten Network Holdings, Ltd. (a)	85,802	183,425
Thakral Holdings Group	137,513	118,301
The Reject Shop, Ltd.	8,900	100,376
TimberCorp., Ltd. (a)	49,460	78,881
Transfield Services, Ltd. (a)	34,219	365,514
UXC, Ltd. (a)	52,216	104,412
Village Roadshow Company, Ltd. *	6,856	17,765
Vision Group Holdings, Ltd. (a)	10,560	28,183
Watpac, Ltd. *	7,217	31,129
Wattyl, Ltd. (a)	16,745	45,090
Western Areas NL *	30,734	109,757
WHK Group, Ltd. (a)	56,586	93,234

		17,408,584
Austria - 0.71%
Agrana Beteiligungs AG (a)	715	72,994
Andritz AG, ADR	4,993	324,093
Austrian Airlines AG *	7,737	86,532
BetandWin.com Interactive
Entertainment AG * (a)	4,109	107,218
BWT AG	1,398	85,131
Constantia Packaging AG	1,661	119,987
Flughafen Wien AG	1,493	149,640
Intercell AG *	5,499	193,815
Lenzing AG (a)	139	70,242
Mayr-Melnhof Karton AG	962	103,884
Palfinger AG	2,433	116,753
RHI AG *	5,199	254,817
Rosenbauer International AG	161	7,720
Schoeller-Bleckmann Oilfield Equipment AG	1,257	90,663

		1,783,489
Belgium - 1.26%
Ackermans & Van Haaren NV	2,991	293,446
Banque Nationale de Belgique	31	143,341
Barco NV	1,899	180,558
Bekaert SA	1,428	188,386
CFE (CIE Francois D'enter)	75	147,555

The accompanying notes are an integral part of the financial statements.	236

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Belgium (continued)
Compagnie Immobiliere de Belgique SA	645	$35,343
Compagnie Maritime Belge SA	2,799	183,586
Deceuninck NV (a)	4,147	116,814
Duvel Moortgat SA	873	48,186
Econocom Group (a)	5,040	60,056
Elia System Operator SA/NV (a)	2,537	101,478
Euronav NV	3,000	94,863
Exmar NV	1,797	57,965
Icos Vision Systems NV *	922	41,350
Innogenetics NV * (a)	3,366	37,872
Ion Beam Applications SA *	2,557	83,712
Melexis NV (a)	4,995	84,906
Nord-Sumatra Investissements SA	47	34,553
Omega Pharma SA	5,762	508,439
Option NV * (a)	3,580	49,864
Recticel SA	3,266	47,889
Roularta Media Group NV	668	58,887
SA D'Ieteren Trading NV	569	226,752
Sapec SA	305	44,193
Sioen Industries NV	1,985	25,946
Sipef SA	121	55,708
Tessenderlo Chemie NV	2,660	149,818
Van De Velde NV	870	44,477

		3,145,943
Bermuda - 0.49%
Cafe de Coral Holdings, Ltd.	58,000	107,472
China Oriental Group Company, Ltd.	224,000	112,901
Giordano International, Ltd.	1,113,708	538,229
Smartone Telecommunications Holdings, Ltd.	46,500	58,349
South China Morning Post, Ltd.	146,000	50,182
Texwinca Holdings, Ltd.	423,961	347,086

		1,214,219
Canada - 10.89%
20-20 Technologies, Inc. *	6,400	43,329
Aastra Technologies, Ltd. *	4,100	140,458
Aber Diamond Corp.	8,300	295,895
Absolute Software Corp. *	3,200	85,598
Aecon Group, Inc. *	3,100	37,748
Akita Drilling, Ltd.	2,100	29,031
Alberta Clipper Energy, Inc. *	4,800	11,726
Alexco Resource Corp. *	5,500	18,748
Allen-Vanguard Corp. *	7,547	75,749
Altius Minerals Corp. *	1,400	25,518
Amerigo Resources, Ltd.	22,400	52,601
Anderson Energy, Ltd. *	2,600	9,577
Angiotech Pharmaceuticals, Inc. *	10,400	61,449
Antrim Energy, Inc. *	18,600	118,881
Anvil Mining, Ltd. *	7,700	127,228
Aquiline Resources, Inc. *	3,700	30,130
Arawak Energy Corp. *	9,400	23,409
Aspreva Pharmaceuticals Corp. *	3,100	60,027

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Astral Media, Inc.	5,789	$233,237
Atrium Innovations, Inc. *	2,600	61,030
ATS Automation Tooling Systems, Inc. *	11,800	69,832
Augusta Resource Corp. *	10,900	25,596
Aurelian Resources, Inc. *	15,600	94,537
Aurizon Mines, Ltd. *	10,100	31,177
Aurora Energy Resources, Inc. *	7,100	80,540
Axcan Pharma, Inc. *	7,200	138,669
Axia NetMedia Corp. *	9,200	47,215
Baffinland Iron Mines Corp. *	9,200	30,054
Baja Mining Corp. *	16,100	28,965
Ballard Power Systems, Inc. *	21,400	95,845
Bioteq Environmental Tech, Inc. *	6,200	23,424
Birch Mountain Resources, Ltd. *	11,200	20,998
Birchcliff Energy, Ltd. *	6,300	23,861
BMTC Group, Inc., Class A	1,000	20,831
Boralex, Inc., Class A *	4,500	65,406
Bow Valley Energy, Ltd. *	12,900	70,846
Breaker Energy, Ltd., Class A *	1,500	8,849
Breakwater Resources, Ltd. *	63,300	166,027
Calfrac Well Services, Ltd.	4,000	78,023
Calvalley Petroleums, Inc., Class A *	7,377	31,154
Canaccord Capital, Inc.	5,900	96,927
Canada Bread Company, Ltd.	1,400	80,333
Canadian Hydro Developers, Inc. *	20,600	109,232
Canadian Royalties, Inc. *	4,500	10,098
Canadian Superior Energy, Inc. *	16,800	46,927
Canadian Western Bank	11,034	271,122
Canam Group, Inc., Class A	5,500	72,233
Candax Energy, Inc. *	33,500	23,790
Canfor Corp. *	13,300	155,656
Cangene Corp. *	5,900	42,793
CanWest Global Communications Corp. *	15,050	112,579
Capstone Mining Corp. *	17,200	43,973
Cardiome Pharma Corp. *	11,800	104,804
Carpathian Gold, Inc. *	20,000	17,991
Cascades, Inc.	17,950	171,155
Catalyst Paper Corp. *	43,000	105,047
CCL Industries, Inc., Class B	4,400	174,317
Celtic Exploration, Ltd. *	4,200	51,620
Chariot Resources, Ltd. *	40,500	36,431
CHC Helicopter Corp., Class A	2,600	62,778
Churchill (The), Corp. *	2,800	41,121
Clarke, Inc.	5,200	46,973
Coalcorp Mining, Inc. *	4,571	16,231
Cogeco Cable, Inc.	3,800	165,155
Com Dev International, Ltd. *	4,300	22,149
Compton Petroleum Corp. *	15,600	142,691
Connacher Oil & Gas, Ltd. *	36,000	124,420
Constellation Software, Inc.	1,300	32,128
Corby Distilleries, Ltd. *	500	11,718
Corridor Resources, Inc. *	10,800	104,206

The accompanying notes are an integral part of the financial statements.	237

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Corus Entertainment, Inc., Class B	4,500	$208,063
Cott Corp. *	10,300	115,669
Crystallex International Corp. *	43,800	125,664
Cyries Energy, Inc. *	8,000	58,858
Dalsa Corp. *	2,300	21,887
Denison Mines Corp. *	28,216	244,462
Descartes Systems Group, Inc. *	10,100	36,341
Divestco, Inc. *	2,800	9,014
Dorel Industries, Inc., Class B	5,000	147,666
Draxis Health, Inc. *	6,200	28,766
Dundee Corp., Class A *	10,000	178,771
Dundee Wealth Management, Inc.	21,542	266,802
Duvernay Oil Corp. *	6,800	204,431
Eastern Platinum, Ltd. *	100,590	218,115
Eldorado Gold Corp. *	37,363	184,321
Emera, Inc. *	900	16,890
Emergis, Inc. *	20,420	141,341
Endeavour Silver Corp. *	5,600	19,354
Enghouse Systems, Ltd.	1,000	7,338
Entree Gold, Inc. *	11,700	28,693
Equinox Minerals, Ltd. *	77,600	258,642
Equitable Group, Inc.	1,200	34,088
Etruscan Resources, Inc. *	6,300	17,777
European Goldfields, Ltd. *	20,800	99,854
Evertz Technologies, Ltd. *	1,500	37,724
Exco Technologies, Ltd.	6,500	28,312
Farallon Resources, Ltd. *	10,100	5,642
First Calgary Petroleums, Ltd., ADR *	37,800	180,750
First Nickel, Inc. *	30,500	24,259
Flint Energy Services, Ltd. *	2,000	47,306
FNX Mining Company, Inc. *	11,634	317,261
Forsys Metals Corp. *	4,600	16,639
Forzani Group, Ltd., Class A *	8,400	167,030
Fraser Papers, Inc. *	4,800	25,998
Fronteer Development Group, Inc. *	9,600	73,629
Frontera Copper Corp. *	6,600	37,496
Fun Technologies, Inc. *	2,300	7,209
Galleon Energy, Inc., Class A *	9,650	147,112
Garda World Security Corp., Class A *	3,700	61,310
Gennum Corp.	1,858	17,910
Gentry Resources, Ltd. *	7,316	16,279
Glacier Ventures International Corp. *	5,200	20,335
Glencairn Gold Corp. *	29,000	4,805
Gluskin Sheff & Associates, Inc.	1,300	28,804
Gold Eagle Mines, Ltd. *	13,000	72,256
Golden Star Resources, Ltd. *	35,800	112,542
Great Basin Gold, Ltd. *	21,300	46,388
Great Canadian Gaming Corp. *	9,400	105,028
Grey Wolf Exploration, Inc. *	800	1,917
Greystar Resources, Ltd. *	1,300	7,952
GSI Group, Inc. *	61,283	597,509
Guyana Goldfields, Inc. *	3,700	32,232

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Hanfeng Evergreen, Inc. *	7,600	$89,882
Heritage Oil Corp. *	1,500	73,146
Heroux-Devtek, Inc. *	4,100	37,852
High River Gold Mines, Ltd. *	48,300	113,878
Highpine Oil & Gas, Ltd. *	12,642	126,647
Home Capital Group, Inc.	4,700	155,094
Husky Injection Molding Systems, Ltd.	12,700	84,178
Imperial Metals Corp. *	2,400	32,747
Indigo Books & Music, Inc. *	3,200	48,480
Innova Exploration, Ltd. *	6,900	40,442
Intermap Technologies Corp., Class A *	400	2,394
International Forest Products, Ltd., Class A *	5,500	38,538
International Royalty Corp.	7,800	45,791
Intertape Polymer Group, Inc. *	9,300	28,355
Iteration Energy, Ltd. *	10,600	46,772
Ivanhoe Energy, Inc. *	39,900	73,672
Jinshan Gold Mines, Inc. *	19,000	35,082
Kaboose, Inc. *	7,500	17,754
Kereco Energy, Ltd. *	14,200	50,287
Kingsway Financial Services, Inc.	15,200	276,913
Kirkland Lake Gold, Inc. *	10,700	106,686
Labopharm, Inc. *	12,200	23,104
Lake Shore Gold, Corp. *	23,500	31,820
Laramide Resources, Ltd. *	3,600	20,384
Laurentian Bank of Canada	6,400	226,342
Le Chateau, Inc.	1,600	22,331
Leon's Furniture, Ltd.	8,944	109,588
Linamar Corp.	39,306	955,016
MacDonald Dettwiler & Associates, Ltd. *	5,300	240,134
Magellan Aerospace Corp. *	11,200	23,013
Mahalo Energy, Ltd. *	12,900	38,476
Major Drilling Group International Company,
Inc. *	4,300	179,028
Maple Leaf Foods, Inc.	12,900	188,107
March Networks Corp. *	3,200	37,724
Martinrea International, Inc. *	14,200	217,686
Maxim Power Corp. *	6,100	41,529
MDS, Inc.	19,200	376,328
Mega Brands, Inc. *	3,200	59,085
Mega Uranium, Ltd. *	16,600	56,586
Miramar Mining Corp. *	30,600	134,442
Mosaid Technologies, Inc.	1,600	32,224
Neo Material Technologies, Inc. *	6,100	25,703
Neurochemical Company, Inc. *	3,500	8,451
Norbord, Inc.	16,100	117,080
North American Palladium, Ltd. *	10,150	69,679
Northbridge Financial Corp.	7,000	227,346
Northern Orion Resources, Inc. *	37,700	180,272
Northern Peru Copper Corp. *	3,300	29,497
Northgate Minerals Corp. *	39,700	119,916
NuVista Energy, Ltd. *	6,500	81,242
Oilexco, Inc. *	14,100	172,362

The accompanying notes are an integral part of the financial statements.	238

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Open Text Corp. *	71,989	$1,790,012
Pacific Stratus Energy, Ltd. *	6,800	77,072
Paladin Labs, Inc. *	700	6,429
Pan American Silver Corp. *	10,300	257,476
Paramount Resources, Ltd. *	5,300	90,332
Pason Systems, Inc.	8,600	132,489
Patheon, Inc. *	21,400	73,961
Peerless Energy, Inc., Class A *	11,315	32,249
Petaquilla Minerals Company, Ltd. *	30,600	78,231
Petrobank Energy & Resources, Ltd. *	12,700	375,553
Petrolifera Petroleum, Ltd. *	4,200	60,449
Platinum Group Metals, Ltd. *	11,200	37,542
Points International, Ltd. *	16,500	26,872
Polaris Minerals Corp. *	1,600	17,529
Polymet Mining Corp. *	11,400	34,110
ProEx Energy, Ltd. *	6,300	80,294
Q9 Networks, Inc. *	1,300	17,849
QLT, Inc. *	24,600	144,651
Quadra Mining, Ltd. *	9,100	145,793
Quebecor World, Inc. *	21,545	192,173
Quebecor, Inc.	7,991	275,346
Quest Capital Corp.	31,000	78,960
Rally Energy Corp. *	18,000	123,227
Reitman's Canada, Ltd., Class A	7,917	182,239
Resin Systems, Inc. *	24,300	33,593
Resverlogix Corp. *	2,300	25,807
Richelieu Hardware, Ltd.	1,800	40,888
Rider Resources, Ltd. *	5,000	30,205
Ritchie Bros. Auctioneers, Inc.	4,900	317,264
RONA, Inc. *	17,000	346,246
Rothmans, Inc.	10,000	213,237
Rubicon Minerals Corp. *	10,300	16,385
Russel Metals, Inc.	10,000	282,265
Samuel Manu-Tech, Inc. *	3,200	37,875
Saskatchewan Wheat Pool, Inc. *	34,200	364,312
Savanna Energy Services Corp. *	9,700	158,712
Saxon Energy Services, Inc. *	8,900	44,327
Sceptre Investment Counsel, Ltd.	7,600	66,638
Semafo, Inc. *	15,800	22,591
ShawCor, Ltd., Class A	8,800	289,556
Shore Gold, Inc. *	27,600	85,196
Sierra Wireless, Inc. *	6,250	143,334
Silver Standard Resources, Inc. *	8,800	258,642
Silvercorp Metals, Inc. *	9,100	162,854
Sino-Forest Corp. *	21,500	366,443
Skye Resources, Inc. *	5,600	65,486
Softchoice Corp. *	2,000	33,236
Stantec, Inc. *	10,100	329,940
Stella-Jones, Inc.	800	31,739
Storm Exploration, Inc. *	1,500	11,221
Stornoway Diamond Corp. *	44,100	31,318
Stratos Global Corp. *	6,300	40,684

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Canada (continued)
SunOpta, Inc. *	9,600	$124,443
Suramina Resources, Inc. *	4,000	4,545
Synenco Energy, Inc. *	7,500	89,551
Systems Xcellence, Inc. *	2,000	35,849
Tanzanian Royalty Exploration Corp. *	17,900	85,763
Taseko Mines, Ltd. *	10,600	40,750
Teal Exploration & Mining, Inc. *	4,000	17,991
Teck Cominco, Ltd.	1,643	69,988
Tembec, Inc. *	4,700	3,471
Tesco Corp. *	7,300	199,832
Theratechnologies, Inc. *	5,900	46,089
Thompson Creek Metals Company, Inc. *	18,200	306,579
Timminco, Ltd. *	4,000	26,437
TLC Vision Corp. *	13,700	50,073
Toromont Industries, Ltd.	8,600	210,827
Torstar Corp., Class B	10,400	194,982
Transat A.T., Inc., Class A	2,100	59,315
Transcontinental, Inc., Class A	11,900	226,822
Transglobe Energy Corp. *	8,000	32,042
Trican Well Service, Ltd.	15,100	268,800
Tristar Oil & Gas, Ltd. *	6,200	44,030
Tundra Semiconductor Corp. *	2,300	18,533
Turnkey E&P, Inc. *	1,100	7,031
Uex Corp. *	27,900	125,221
Uni-Select, Inc.	4,200	121,097
Uranium Participation Corp. *	8,300	79,377
Ur-Energy, Inc. *	10,200	28,009
UTS Energy Corp., ADR *	59,500	315,500
Vector Aerospace Corp. *	2,100	9,743
Verenex Energy, Inc. *	3,500	42,984
Vero Energy, Inc. *	6,700	37,620
Vitran Corp., Inc. *	300	6,355
Wesdome Gold Mines, Ltd. *	17,100	20,240
West Energy, Ltd. *	100	341
West Fraser Timber Company, Ltd.	6,100	225,263
Western Canadian Coal Corp. *	9,000	17,129
Western Financial Group, Inc.	10,800	60,233
Westport Innovations, Inc. *	14,700	24,498
Wi-LAN, Inc. *	9,000	26,418
Winpak, Ltd.	1,100	8,708
Xantrex Technology, Inc. *	4,400	41,121
Xceed Mortgage Corp.	1,800	5,454
Xtreme Coil Drilling Corp. *	1,300	12,433
Zarlink Semiconductor, Inc. *	33,700	52,013
ZCL Composites, Inc.	1,000	9,440

		27,287,114
China - 0.01%
Solomon Systech International, Ltd.	320,000	27,105

Denmark - 1.31%
Alm. Brand Skadesforsikring A/S * (a)	3,700	229,271
Amagerbanken A/S	1,350	83,423

The accompanying notes are an integral part of the financial statements.	239

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Denmark (continued)
Bang & Olufsen A/S, Series B	2,100	$229,399
Bavarian Nordic A/S *	1,260	95,485
Capinordic A/S * (a)	9,300	44,172
Dalhoff Larsen & Horneman A/S, Series B	2,500	49,494
Det Ostasiatiske Kompagni A/S	4,300	290,647
DFDS A/S	550	79,312
DiBa Bank A/S	550	45,316
EDB Gruppen A/S, Series B *	700	20,522
Fionia Bank A/S	125	37,095
Fluegger A/S, Series B	300	37,320
Forstaedernes Bank A/S	2,800	117,311
IC Companys A/S (a)	1,800	108,731
NeuroSearch A/S *	3,550	174,101
Nordjyske Bank A/S	1,190	45,739
Parken Sport & Entertainment A/S *	450	125,868
Pharmexa A/S *	10,600	30,731
Ringkjoebing Landbobank A/S	535	92,617
Roskilde Bank A/S	495	49,490
Royal Unibrew A/S	875	102,279
Sanistal A/S, Series B	250	41,377
Satair A/S	1,000	53,362
Schouw & Company A/S, Series B	2,450	231,870
SimCorp A/S (a)	1,150	245,054
Sjaelso Gruppen A/S	2,400	85,775
Spar Nord Bank A/S	12,250	294,002
TK Development A/S * (a)	6,500	145,791
Vestjysk Bank A/S	1,425	88,483

		3,274,037
Finland - 2.25%
Aldata Solution Oyj *	13,900	27,681
Amer Sports Oyj, A Shares (a)	41,993	958,186
Aspo Oyj	4,950	46,624
Cramo Oyj, Series B	2,125	83,080
Finnair Oyj	4,400	77,181
Finnlines Oyj (a)	6,400	128,866
Fiskars Oyj Abp, Series A	3,249	58,629
F-Secure Oyj	13,850	46,535
HK Ruokatalo Oyj, Series A	6,090	148,003
Huhtamaki Oyj (a)	45,417	686,293
KCI Konecranes Oyj	51,234	1,957,432
Kemira Oyj (a)	6,977	168,781
Lassila & Tikanoja Oyj	4,595	143,098
Lemminkainen Oyj	2,350	163,795
M-real Oyj, Series B	18,950	104,579
Olvi Oyj, Series A	2,000	73,888
Poyry Oyj	7,200	162,810
Raisio PLC	15,429	42,627
Ramirent Oyj (a)	6,400	152,539
Stockmann Oyj Abp, Series A	600	26,434
Stockmann Oyj Abp, Series B	1,150	51,093
Uponor Oyj (a)	3,000	115,364

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Finland (continued)
Vaisala Oyj, Series A	1,800	$90,738
YIT Oyj	3,970	120,348

		5,634,604
France - 4.37%
Ales Groupe	1,081	27,278
Alten SA * (a)	3,914	138,500
Altran Technologies SA * (a)	16,346	140,467
April Group SA (a)	2,848	159,118
Archos SA * (a)	1,721	54,415
Assystem SA	4,109	72,600
Audika SA	1,625	61,967
Avanquest Software SA *	1,218	20,724
Bacou Dalloz SA	1,599	219,125
Beneteau SA	11,605	288,205
Boiron SA	515	14,541
Bonduelle SCA	961	120,557
Bongrain SA	1,100	131,651
Bourbon SA	4,535	297,686
Bull SA * (a)	11,140	77,985
Canal Plus SA (a)	16,823	179,891
Carbone Lorraine SA	2,556	182,876
Cegedim SA	323	35,830
Cegid SA	1,808	102,905
Club Mediterranee SA * (a)	2,334	160,889
Compagnie Plastic-Omnium SA	3,169	151,288
Delachaux SA	2,118	180,612
Electricite de Strasbourg SA	1,094	229,756
Esso SAF *	266	79,907
Etam Developpement SA	1,713	123,681
Faurecia SA * (a)	2,085	160,427
Fleury Michon SA	344	26,042
Geodis SA	967	198,473
GFI Informatique SA	9,954	99,506
GL Events SA	1,835	122,694
Groupe Crit SA	1,884	95,824
Groupe Open SA *	2,447	38,830
Groupe Steria SCA (a)	2,803	148,362
Guerbet SA	558	112,641
Guyenne & Gascogne SA	1,445	249,424
Havas SA	50,789	280,724
Ingenico SA	4,406	113,288
International Metal Service SA	1,512	65,639
Ipsos SA	2,619	95,121
Lafuma SA	424	31,008
Laurent-Perrier SA	1,018	161,321
Lectra SA	6,134	51,288
Lisi SA	610	71,106
LVL Medical Groupe SA *	3,125	85,043
Maisons France Confort SA	709	58,709
Manitou BF SA	3,693	206,011
Manutan SA	1,304	106,526

The accompanying notes are an integral part of the financial statements.	240

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

France (continued)
Montupet (a)	553	$14,151
Mr. Bricolage SA	1,756	55,035
Nexity SA	3,100	205,395
Norbert Dentressangle SA (a)	1,107	111,016
Oberthur Card Systems SA (a)	5,267	44,102
Orco Property Group (a)	503	75,689
Orpea SA *	4,196	235,655
Penauille Polyservices SA * (a)	28,582	253,220
Petit Forestier SA	643	82,530
Pierre & Vacances SA	1,327	192,528
Pinguely-Haulotte SA	1,656	65,521
Radiall SA	349	47,583
Rallye SA (a)	5,515	358,276
Remy Cointreau SA	2,184	155,758
Robertet SA	258	47,846
Rubis SA	1,805	151,837
Saft Groupe SA *	1,100	46,752
Samse SA	317	48,353
SEB SA (a)	1,821	319,958
Sechilienne-Sidec SA	2,979	218,220
Silicon-On-Insulator Technologies SA * (a)	10,465	197,385
Societe BIC SA	2,426	184,040
Sopra Group SA	2,126	196,170
Spir Communication SA (a)	493	53,431
SR Teleperformance SA	8,451	345,644
Stallergenes SA	2,320	191,698
Stef-TFE Group	799	55,031
Sucriere de Pithiviers-Le-Vieil SA	73	59,122
Synergie SA	1,224	49,162
Tessi SA	206	14,860
Theolia SA *	4,792	133,317
Toupargel-Agrigel SA (a)	936	37,407
Trigano SA	2,853	127,735
UbiSoft Entertainment SA *	5,766	357,753
Union Financiere de France Banque SA	725	44,129
Viel & Compagnie	7,076	48,034
Vilmorin & Compagnie	901	105,121
Virbac SA	1,389	118,262
VM Materiaux SA	118	13,735
Vranken-Pommery Monopole Group	721	55,068

		10,946,990
Germany - 4.98%
Aareal Bank AG	5,955	284,292
Adlink Internet Media AG * (a)	4,151	73,503
ADVA AG Optical Networking * (a)	4,237	36,386
Aixtron AG * (a)	20,549	169,918
Augusta Technologie AG *	2,266	53,272
AWD Holding AG	4,069	137,365
Baader Wertpapierhandelsbank AG	12,358	70,122
Balda AG * (a)	3,189	33,730
Beate Uhse AG (a)	5,482	24,609

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Bechtle AG	3,518	$139,605
Biotest AG	1,095	47,009
Boewe Systec AG (a)	1,342	66,245
Centrotec Sustainable AG * (a)	2,162	43,517
Comdirect Bank AG (a)	8,396	96,885
Conergy AG (a)	1,920	155,617
CTS Eventim AG (a)	2,979	112,880
Curanum AG	4,385	29,373
D&S Europe AG * (a)	12,806	248,490
Deutz AG * (a)	13,899	163,299
Douglas Holding AG	8,523	512,661
Drillisch AG *	6,749	68,357
Duerr AG *	2,766	113,083
DVB Bank AG	11	4,081
EM.TV AG *	9,200	55,770
Epcos AG	17,467	332,411
Escada AG * (a)	2,739	109,136
Evotec AG * (a)	8,820	36,062
Fielmann AG	1,902	125,012
Freenet AG *	10,782	251,793
Fuchs Petrolub AG	1,810	159,622
Gerry Weber International AG (a)	3,420	107,406
Gesco AG	829	64,544
GFK AG (a)	2,880	114,603
GPC Biotech AG * (a)	5,604	63,444
Grenkeleasing AG	1,687	64,982
Hawesko Holding AG (a)	1,432	48,851
Indus Holding AG (a)	2,245	83,212
IWKA AG * (a)	6,306	256,231
Jenoptik AG * (a)	20,577	192,593
Kontron AG	7,100	145,336
Krones AG	5,868	458,922
KSB AG	139	108,101
KWS Saat AG	415	69,352
Leoni AG (a)	6,550	343,718
Mania Technologie AG *	6,080	7,713
MasterFlex AG (a)	1,234	35,978
Mediclin AG *	8,648	40,106
Medion AG *	5,908	112,870
MLP AG (a)	1,718	27,417
Morphosys AG *	835	42,678
MTU Aero Engines Holding AG	6,500	413,159
MVV Energie AG	7,457	287,838
Nemetschek AG	1,701	61,484
Norddeutsche Affinerie AG (a)	10,201	445,992
Nordex AG * (a)	3,448	162,904
Pfeiffer Vacuum Technology AG	2,709	252,845
Pfleiderer AG	5,794	147,681
Qiagen AG * (a)	23,319	401,117
QSC AG * (a)	22,823	120,374
R. Stahl AG	1,092	51,810
Rational AG (a)	513	95,894

The accompanying notes are an integral part of the financial statements.	241

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Germany (continued)
REpower Systems AG * (a)	2,414	$368,423
Rheinmetall AG (a)	655	54,467
Rhoen-Klinikum AG	8,590	264,314
Sartorius AG	997	56,708
SGL Carbon AG * (a)	12,140	581,627
SHB Stuttgarter Finanz & Beteiligungs AG	951	41,914
Singulus Technologies AG *	6,859	82,452
Sixt AG	2,811	145,992
Software AG	5,638	562,733
Strabag AG	320	117,786
Suess MicroTec AG * (a)	4,728	49,711
Takkt AG	4,283	75,606
Techem AG	3,577	222,239
Vivacon AG	1,093	32,605
Vossloh AG	7,123	768,870
Wincor Nixdorf AG (a)	2,250	194,716
Wire Card AG *	12,980	179,798
Wuerttembergische Lebensversicherung AG,
Series D *	1,865	87,763

		12,470,984
Greece - 1.56%
Alapis Holding Industrial & Commercial SA *	60,054	163,827
Aspis Bank SA	10,270	44,465
Astir Palace Hotel SA *	6,080	59,101
Athens Medical Center SA	8,110	56,779
Attica Holdings SA	16,150	121,857
Autohellas SA	8,930	71,222
Bank of Attica SA *	5,325	26,896
Bank of Greece SA	1,980	248,091
Blue Star Maritime SA	12,260	60,061
C. Rokas SA	3,530	94,191
Delta Holding SA *	6,490	221,375
Ethniki General Insurance Company SA *	10,740	70,173
Forthnet SA *	3,580	51,011
Fourlis SA	2,950	88,896
Frigoglass SA	5,740	167,962
GEK Group of Companies SA	4,450	75,368
Geniki Bank SA *	7,120	61,976
Halcor SA	19,210	107,504
Hellenic Technodomiki Tev SA	25,060	330,491
Heracles General Cement SA	4,800	108,936
Iaso SA	11,020	196,435
Intracom SA	20,200	125,148
J&P-Avax SA	12,040	125,064
Maritime Company of Lesvos SA *	26,037	36,450
Metka SA	4,120	88,227
Michaniki SA	17,800	157,691
Minoan Lines Shipping SA	16,450	119,152
Mytilineos Holdings SA	3,990	203,081
Neochimiki LV Lavrentiadis SA	2,640	72,296
Pantechniki SA *	9,420	52,202
S&B Industrial Minerals SA	3,540	57,507

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Greece (continued)
Sarantis SA	3,820	$53,134
Terna SA	6,110	109,525
Viohalco SA	18,430	277,384

		3,903,478
Hong Kong - 2.34%
Alco Holdings, Ltd.	94,000	58,007
Allied Group, Ltd.	34,000	120,083
Allied Properties HK, Ltd. *	560,000	115,631
Asia Financial Holdings, Ltd.	98,000	56,648
Asia Satellite Telecom Holdings Company, Ltd.	300,720	604,204
Asia Standard International Group	1,561,313	54,132
Baltrans Holdings, Ltd.	8,000	4,512
Century City International Holdings, Ltd.	3,496,000	102,612
Champion Technology Holdings, Ltd.	309,437	65,063
Chen Hsong Holdings, Ltd.	74,000	59,751
Chevalier International Holdings, Ltd.	32,000	35,899
Chia Hsin Cement Greater China Holding
Corp. *	232,000	101,856
China Metal International Holdings, Inc.	108,000	44,460
China Pharmaceutical Group, Ltd. * (a)	346,000	154,863
China Solar Energy Holdings, Ltd. *	540,000	37,398
Chinese People Gas Holdings Company, Ltd. *	654,000	50,353
Chong Hing Bank, Ltd.	43,000	99,796
Chow Sang Sang Holdings, Ltd.	108,000	118,153
Clear Media, Ltd. *	37,000	37,962
Dickson Concepts International, Ltd.	37,000	38,283
Easyknit Enterprises Holdings, Ltd. *	205,000	6,386
EganaGoldpfeil Holdings, Ltd.	131,750	36,835
Emperor Capital Group, Ltd. *	33,600	4,697
Emperor Entertainment Hotel, Ltd.	165,000	38,311
Emperor International Holdings, Ltd.	168,000	49,959
eSun Holdings, Ltd. *	50,000	32,077
Far East Consortium International, Ltd.	180,255	78,656
Fong's Industries Company, Ltd.	66,000	48,925
Fubon Bank, Ltd.	110,000	61,549
Fushan International Energy Group, Ltd. *	84,000	34,194
Glorious Sun Enterprises, Ltd.	88,000	42,452
Golden Resorts Group, Ltd.	500,000	42,620
Harbour Centre Development, Ltd.	25,000	45,080
Heng Tai Consumables Group, Ltd. *	325,000	62,045
Hi Sun Technology China, Ltd. *	153,000	41,783
HKR International, Ltd.	135,200	93,824
Hongkong Chinese, Ltd.	298,000	61,601
Hung Hing Printing Group, Ltd.	134,216	72,354
Hutchison Harbour Ring, Ltd.	494,000	36,739
I.T., Ltd.	242,000	48,669
i-Cable Communications, Ltd.	179,000	36,344
Imagi International Holdings, Ltd. *	140,000	34,146
Integrated Distribution Services Group, Ltd.	24,000	77,392
K Wah International Holdings, Ltd.	367,227	155,023
Kantone Holdings, Ltd.	709,933	76,738
Karl Thomson Holdings, Ltd. *	92,000	20,252

The accompanying notes are an integral part of the financial statements.	242

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Lai Fung Holdings, Ltd.	974,000	$53,021
Lai Sun Development Company, Ltd. *	2,414,000	73,359
Liu Chong Hing Investment, Ltd.	40,000	58,953
Lung Kee Holdings, Ltd.	76,000	37,205
Matsunichi Communication Holdings, Ltd.	124,000	62,932
Midland Holdings, Ltd.	98,000	69,109
Natural Beauty Bio-Technology, Ltd.	280,000	60,479
Next Media, Ltd.	150,000	42,965
Oriental Press Group, Ltd.	202,000	32,717
Pacific Andes International Holdings, Ltd.	297,000	85,282
Pacific Century Premium Developments, Ltd.	195,000	56,825
Paliburg Holdings, Ltd.	988,000	40,512
Peace Mark Holdings, Ltd.	90,000	133,495
Pico Far East Holdings, Ltd.	200,000	58,981
Playmates Holdings, Ltd.	384,000	44,451
Ports Design, Ltd.	52,000	140,207
Prime Success International Group, Ltd.	122,000	77,869
Public Financial Holdings, Ltd.	52,000	34,196
PYI Corp., Ltd.	163,928	68,321
Regal Hotels International Holdings, Ltd.	838,000	64,648
Road King Infrastructure, Ltd.	56,000	102,124
Sa Sa International Holdings, Ltd.	112,000	37,260
Shaw Brothers Hong Kong, Ltd.	23,000	43,625
Shell Electric Manufacturing Company, Ltd.	102,000	94,669
Shui On Construction & Materials, Ltd.	22,000	66,273
Singamas Container Holdings, Ltd.	60,000	37,174
Sino-I Technology, Ltd. *	2,940,000	62,394
Skyfame Realty Holdings, Ltd. *	216,000	51,531
Symphony Holdings, Ltd.	296,000	33,779
TAI Cheung Holdings, Ltd.	76,000	50,977
Tan Chong International, Ltd.	63,000	18,179
Tian An China Investment, Ltd.	120,000	153,971
Titan Petrochemicals Group, Ltd. *	600,000	46,809
Top Form International, Ltd.	226,000	34,465
Truly International Holdings, Ltd.	34,000	62,527
Upbest Group, Ltd.	158,000	20,874
USI Holding Corp.	72,000	45,889
Varitronix International, Ltd.	68,000	55,071
Victory City International Holdings, Ltd.	134,617	43,340
Vitasoy International Holdings, Ltd.	114,000	48,394
Wai Kee Holdings, Ltd.	130,000	56,836
Wing On Company International, Ltd.	19,000	30,491
Yip's Chemical Holdings, Ltd.	112,000	71,970

		5,862,466
India - 0.65%
Apollo Hospitals Enterprise, Ltd.	5,933	70,688
Ballarpur Industries, Ltd.	19,133	64,732
Blue Star, Ltd.	9,464	75,694
Carborundum Universal, Ltd.	9,825	43,417
Chennai Petroleum Corp., Ltd.	8,097	52,343
Dishman Pharmaceuticals & Chemicals, Ltd.	7,085	49,713

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

India (continued)
Federal Bank, Ltd.	10,024	$84,127
GlaxoSmithKline Consumer Healthcare, Ltd.	3,819	57,592
Greaves Cotton, Ltd.	2,000	15,188
GTL, Ltd.	12,066	68,050
Gujarat State Fertilisers & Chemicals, Ltd.	10,141	55,672
Honeywell Automation India, Ltd.	200	9,264
HTMT Global Solutions, Ltd. *	2,398	22,653
IndusInd Bank, Ltd.	37,267	48,301
Ipca Laboratories, Ltd.	2,949	50,255
Jain Irrigation Systems, Ltd.	4,644	53,740
Jammu & Kashmir Bank, Ltd.	2,945	48,357
Jindal Saw, Ltd.	2,500	36,317
Jindal Stainless, Ltd.	15,539	62,259
LIC Housing Finance, Ltd.	10,789	49,269
Maharashtra Seamless, Ltd.	3,782	54,475
Marico, Ltd.	68,010	96,572
Monsanto India, Ltd.	800	29,507
Moser Baer India, Ltd.	9,487	71,236
Motherson Sumi Systems, Ltd.	7,017	16,465
NIIT, Ltd.	11,250	34,568
Pfizer, Ltd.	2,055	34,936
Pidilite Industries, Ltd.	7,500	27,284
Punjab Tractors, Ltd. *	2,462	14,214
Radico Khaitan, Ltd.	12,061	50,812
Shriram Transport Finance Company, Ltd.	15,921	66,653
SKF India, Ltd.	6,184	62,215
Voltas, Ltd.	15,419	51,570

		1,628,138
Ireland - 1.17%
Abbey PLC	6,015	73,869
DCC PLC	19,608	518,489
Dragon Oil PLC *	34,938	150,301
FBD Holdings PLC	4,816	167,580
Fyffes PLC	26,743	29,182
Glanbia PLC *	15,218	84,898
Greencore Group PLC	44,368	278,383
Iaws Group PLC, ADR	18,171	355,956
IFG Group PLC	17,394	46,212
Independent News & Media PLC	52,103	244,931
Irish Continental Group PLC *	5,829	200,322
Kenmare Resources PLC *	66,301	74,331
Kingspan Group PLC - London	8,557	220,151
McInerney Holdings PLC	27,705	81,977
Paddy Power PLC	7,635	230,186
United Drug PLC	34,029	172,410

		2,929,178
Israel - 0.02%
Formula Systems, Ltd. *	3,231	42,450

Italy - 2.84%
Acegas-APS SpA (a)	3,947	42,945
Actelios SpA (a)	8,203	82,300

The accompanying notes are an integral part of the financial statements.	243

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Aedes SpA	6,455	$43,192
Amplifon SpA	31,967	288,143
Astaldi SpA	11,817	105,980
Azimut Holding SpA (a)	11,000	168,600
Banca Intermobiliare SpA (a)	17,737	181,987
Banca Popolare dell'Etruria e del Lazio Scrl	11,446	210,249
Banca Profilo SpA	11,108	33,331
Banco di Desio e della Brianza SpA	11,958	142,650
Biesse SpA	3,083	95,137
Bonifica Ferraresi e Imprese Agricole SpA (a)	918	52,113
Brembo SpA	12,719	176,057
Caltagirone Editore SpA (a)	9,281	71,399
Caltagirone SpA	7,345	74,731
Cementir SpA	24,008	303,989
Credito Artigiano SpA	21,622	115,842
Credito Bergamasco SpA	4,262	201,794
Cremonini SpA	9,400	28,857
Danieli & Company SpA	7,817	246,000
De Longhi SpA	23,047	142,522
Digital Multimedia Technologies SpA *	2,000	151,049
Ducati Motor Holding SpA *	28,717	83,606
Ergo Previdenza SpA (a)	5,344	30,926
Esprinet SpA	4,770	76,896
Gemina SpA	37,070	135,906
Gewiss SpA	4,550	37,717
GranitiFiandre SpA (a)	7,189	96,839
Gruppo Editoriale L'Espresso SpA	30,704	158,554
Immobiliare Lombarda SpA *	341,153	96,644
Immsi SpA	42,868	117,329
Impregilo SpA * (a)	70,148	509,992
Indesit Company SpA	7,439	154,389
Industria Macchine Automatiche SpA	5,896	133,837
Intek SpA	30,078	33,672
Interpump SpA	16,266	163,225
Iride SpA (a)	49,082	179,304
KME Group *	17,570	46,838
Mariella Burani SpA	3,142	101,883
Marr SpA	5,328	55,255
Meliorbanca SpA (a)	17,273	77,387
Mirato SpA	3,489	40,749
Navigazione Montanari SpA	17,762	87,444
Permasteelisa SpA	4,223	118,396
Piccolo Credito Valtellinese Scrl	13,365	185,048
Premafin Finanziaria SpA	50,691	153,767
Premuda SpA	17,385	38,860
Recordati SpA	13,404	114,512
Risanamento SpA * (a)	13,318	92,910
SAES Getters SpA	2,559	97,096
Societa Partecipazioni Finanziarie SpA *	121,974	94,239
Socotherm SpA (a)	2,703	35,544
Sogefi SpA	6,285	54,807
Sol SpA	10,699	83,625

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Sorin SpA *	28,050	$63,768
Stefanel SpA *	8,571	35,145
Targetti Sankey SpA	4,115	40,563
Telecom Italia Media SpA * (a)	308,257	106,372
Tiscali SpA *	57,429	166,098
Trevi Finanziaria SpA	5,462	97,025
Vianini Lavori SpA	2,862	50,838
Vittoria Assicurazioni SpA	5,949	111,067

		7,116,939
Japan - 23.43%
A&A Material Corp. (a)	19,000	24,238
Abilit Corp. (a)	3,000	8,582
Achilles Corp.	29,000	46,829
Adeka Corp. (a)	14,000	140,176
Aderans Company, Ltd. (a)	6,100	111,365
Advan Company, Ltd. (a)	2,200	19,350
Advanex, Inc.	12,000	19,471
Aeon Delight Company, Ltd. (a)	2,000	70,715
Aeon Fantasy Company, Ltd. (a)	1,680	33,250
Ahresty Corp. (a)	1,800	39,448
AI Holdings Corp. (a)	5,900	34,251
Aica Kogyo Company, Ltd. (a)	6,000	64,548
Aichi Bank, Ltd. * (a)	1,800	181,017
Aichi Corp. (a)	10,600	124,764
Aichi Machine Industry Company, Ltd.	12,000	26,698
Aichi Steel Corp. * (a)	20,000	105,280
Aichi Tokei Denki Company, Ltd.	10,000	28,892
Aida Engineering, Ltd. *	10,000	59,801
Aigan Company, Ltd.	4,600	36,636
Aiphone Company, Ltd.	2,800	42,995
Airport Facilities Company, Ltd.	7,000	47,849
Aisan Industry Company, Ltd.	9,300	104,010
Akebono Brake Industry Company, Ltd. (a)	17,000	104,177
Akindo Sushiro Company, Ltd. (a)	1,000	29,356
Akita Bank, Ltd.	36,000	161,049
Aloka Company, Ltd.	5,000	65,166
Alpha Corp. (a)	1,000	18,307
Alpha Systems, Inc.	1,700	36,575
Alpine Electronics, Inc. (a)	7,400	119,057
Alps Logistics Company, Ltd.	2,000	23,816
Amano Corp.	10,000	121,374
Amuse, Inc.	2,000	28,597
Ando Corp.	14,000	24,665
Anest Iwata Corp. (a)	6,000	30,153
Anritsu Corp. (a)	20,000	87,643
AOC Holdings, Inc. * (a)	6,600	96,250
AOI Electronic Company, Ltd. (a)	1,700	25,257
AOKI Holdings, Inc.	4,800	91,046
Aomori Bank, Ltd.	29,000	112,580
Arakawa Chemical Industries, Ltd.	3,500	39,972
Araya Industrial Company, Ltd.	14,000	38,678

The accompanying notes are an integral part of the financial statements.	244

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Ariake Japan Company, Ltd.	4,900	$102,426
Arisawa Manufacturing Company, Ltd. (a)	8,200	78,807
Aronkasei Company, Ltd.	7,000	31,411
Art Corp.	2,000	62,075
As One Corp. (a)	1,800	46,381
Asahi Diamond Industrial Company, Ltd. (a)	12,000	84,566
Asahi Kogyosha Company, Ltd.	8,000	31,079
Asahi Organic Chemicals
Industry Company, Ltd.	20,000	74,478
Asahi Pretec Corp. (a)	5,100	144,441
Asahi Soft Drinks Company, Ltd. (a)	5,000	71,900
Asahi Tec Corp. *	39,000	43,057
Asanuma Corp.	17,000	28,590
Ashimori Industry Company, Ltd.	13,000	24,677
Asia Securities Printing Company, Ltd.	4,000	33,630
ASKA Pharmaceutical Company, Ltd.	5,000	41,078
Asunaro Aoki Construction Company, Ltd.	11,000	63,294
Atsugi Company, Ltd. (a)	50,000	68,516
Aucnet, Inc.	2,700	44,485
Avex Group Holdings, Inc. (a)	3,600	44,345
Azel Corp. (a)	17,000	51,375
Bando Chemical Industries, Ltd. (a)	10,000	62,326
Bank of Ikeda, Ltd. (a)	3,300	145,192
Bank of Iwate, Ltd. (a)	3,200	182,588
Bank of Okinawa, Ltd.	4,300	153,234
Bank of Saga, Ltd.	33,000	106,374
Bank of the Ryukyus, Ltd. (a)	5,500	87,905
Belluna Company, Ltd. (a)	3,400	36,244
Best Denki Company, Ltd.	14,500	90,792
Bookoff Corp.	3,000	36,041
BSL Corp. (a)	27,000	14,419
Bunka Shutter Company, Ltd. (a)	14,000	71,649
C.I. Kasei Company, Ltd.	4,000	11,913
CAC Corp. (a)	3,400	25,097
Calpis Company, Ltd.	9,000	108,386
Canon Electronics, Inc. (a)	4,500	121,296
Canon Finetech, Inc. (a)	6,000	104,440
Capcom Company, Ltd. (a)	5,300	113,709
Cawachi, Ltd.	3,000	83,042
Central Finance Company, Ltd.	13,000	36,285
Central Glass Company, Ltd.	7,000	36,085
Century Leasing System, Inc.	7,600	92,708
CFS Corp.	6,000	21,550
Chiba Kogyo Bank, Ltd. *	5,800	72,562
Chino Corp. (a)	11,000	33,536
Chiyoda Company, Ltd. (a)	3,800	63,436
Chofu Seisakusho Company, Ltd. (a)	5,900	104,273
Chori Company, Ltd. * (a)	19,000	21,085
Chubu Shiryo Company, Ltd. (a)	6,000	55,040
Chudenko Corp. (a)	5,600	93,915
Chuetsu Pulp & Paper Company, Ltd.	15,000	31,703
Chugai Mining Company, Ltd. (a)	34,900	20,155

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Chugai Ro Company, Ltd. (a)	9,000	$33,011
Chugoku Marine Paints, Ltd. (a)	7,000	78,993
Chukyo Bank, Ltd.	49,000	149,694
Chuo Gyorui Company, Ltd.	12,000	37,231
Chuo Spring Company, Ltd.	9,000	36,320
CKD Corp.	8,000	82,047
Clarion Company, Ltd. (a)	39,000	51,865
Cleanup Corp. (a)	5,000	31,683
CMK Corp.	8,000	82,736
Coca-Cola Central Japan Company, Ltd. (a)	15	114,267
Colowide Company, Ltd. (a)	5,500	24,729
Columbia Music Entertainment, Inc. * (a)	29,000	22,257
Commuture Corp. (a)	9,000	63,579
Computer Engineering & Consulting, Ltd.	2,900	23,971
Corona Corp.	4,900	76,075
Cosel Company, Ltd. (a)	5,600	84,589
Cosmo Securities Company, Ltd. (a)	22,000	32,986
Cross Plus, Inc.	2,000	24,756
CTI Engineering Company, Ltd. *	5,500	37,868
Culture Convenience Club Company, Ltd. * (a)	21,700	81,692
Cybozu, Inc.	45	13,573
D&M Holdings, Inc. (a)	12,000	42,390
D.G. Roland Corp. (a)	1,700	74,873
Dai Nippon Toryo Company, Ltd.	22,000	33,209
Dai-Dan Company, Ltd.	6,000	31,604
Daido Kogyo Company, Ltd.	11,000	32,063
Daido Metal Company, Ltd. (a)	5,000	35,199
Daidoh, Ltd. (a)	4,000	52,816
Daihen Corp.	20,000	126,538
Daiho Corp.	14,000	21,653
Daiichi Jitsugyo Company, Ltd.	7,000	34,807
Daiken Corp. (a)	23,000	71,920
Daiko Clearing Services Corp. (a)	3,000	20,697
Daikoku Denki Company, Ltd. (a)	1,400	20,646
Daikyo, Inc.	7,144	25,645
Daimei Telecom Engineering Corp.	8,000	87,345
Dainichi Company, Ltd.	3,800	29,470
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	15,000	67,506
Daio Paper Corp. (a)	20,000	163,637
Daisan Bank, Ltd.	30,000	97,992
Daiseki Company, Ltd. (a)	3,200	81,751
Daiso Company, Ltd. (a)	11,000	41,514
Daisyo Corp.	2,800	37,466
Daito Bank, Ltd.	19,000	24,886
Daiwa Industries, Ltd.	4,000	31,063
Daiwa Seiko, Inc. (a)	18,000	34,646
Daiwabo Company, Ltd. (a)	24,000	50,675
Daiwabo Information System Company, Ltd.	3,000	37,549
Danto Holdings Corp. *	12,000	34,613
DC Company, Ltd.	8,000	45,319
DCM Japan Holdings Company, Ltd. (a)	19,520	155,783

The accompanying notes are an integral part of the financial statements.	245

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Denki Kogyo Company, Ltd.	8,000	$59,897
Densei-Lambda KK (a)	2,400	26,864
Denyo Company, Ltd. (a)	3,000	31,756
Descente, Ltd. (a)	15,000	78,768
DIA Kensetsu Company, Ltd. * (a)	15,300	7,907
Doshisha Company, Ltd. (a)	1,800	30,942
Doutor Coffee Company, Ltd. (a)	4,700	81,926
DTS Corp.	2,400	84,948
Dydo Drinco, Inc. (a)	3,300	129,988
Dynic Corp.	13,000	29,006
E-Access, Ltd. (a)	1,000	518,068
Eagle Industry Company, Ltd. (a)	5,000	57,241
Ehime Bank, Ltd.	24,000	81,523
Eighteenth Bank, Ltd.	30,000	111,236
Eiken Chemical Company, Ltd. (a)	4,000	35,652
Eizo Nanao Corp.	2,900	95,890
Eneserve Corp. *	4,800	26,431
Enplas Corp. (a)	4,400	63,420
Enshu, Ltd. * (a)	15,000	27,541
Epson Toyocom Corp. (a)	7,000	47,868
Espec Corp. (a)	3,000	35,774
F&A Aqua Holdings, Inc.	3,800	25,867
Fancl Corp. (a)	9,400	131,954
FDK Corp. * (a)	21,000	31,049
Foster Electric Company, Ltd.	3,000	46,978
FP Corp.	2,900	98,569
France Bed Holdings Company, Ltd. (a)	42,000	65,221
Fudo Construction Company, Ltd. (a)	27,000	29,045
Fuji Company, Ltd. (a)	5,700	93,858
Fuji Corp., Ltd.	5,000	16,909
Fuji Kiko Company, Ltd. (a)	11,000	27,172
Fuji Kosan Company, Ltd. * (a)	21,000	28,440
Fuji Kyuko Company, Ltd. (a)	10,000	49,539
Fuji Oil Company, Ltd. (a)	12,400	91,432
Fuji Software ABC, Inc. (a)	5,400	111,497
Fujibo Holdings, Inc. *	15,000	17,285
Fujicco Company, Ltd.	7,000	74,605
Fujikura Kasei Company, Ltd.	3,000	29,377
Fujikura Rubber, Ltd.	5,000	32,976
Fujita Corp.	5,400	14,714
Fujita Kanko, Inc. (a)	7,000	55,756
Fujitec Company, Ltd.	13,000	88,006
Fujitsu Business Systems, Ltd. (a)	5,100	84,705
Fujitsu Frontech, Ltd.	4,000	32,403
Fujitsu General, Ltd. * (a)	14,000	51,724
Fujiya Company, Ltd. * (a)	19,000	34,159
Fukuda Corp.	8,000	28,939
Fukui Bank, Ltd.	41,000	120,102
Fukushima Bank, Ltd.	25,000	25,489
Fukushima Industries Corp.	3,000	28,798
Fukuyama Transporting Company, Ltd. (a)	42,000	195,367
Funai Consulting Company, Ltd.	5,000	31,276

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Furukawa Company, Ltd.	50,000	$102,133
Furusato Industries, Ltd.	2,000	28,137
Fuso Pharmaceutical Industries, Ltd.	13,000	35,121
Futaba Corp. (a)	7,600	168,726
Future System Consulting Corp. (a)	36	18,380
Fuyo General Lease Company, Ltd.	3,000	85,392
Gakken Company, Ltd. (a)	13,000	35,689
Gecoss Corp.	5,500	30,265
Gigas K's Denki Corp.	4,600	118,119
GMO Internet, Inc. (a)	6,000	21,464
Godo Steel, Ltd. (a)	11,000	41,790
Goldwin, Inc. *	12,000	19,284
Gourmet Kineya Company, Ltd.	5,000	40,354
GS Yuasa Corp. (a)	72,000	176,207
Gulliver International Company, Ltd. (a)	1,130	57,046
Gun-Ei Chemical Industry Company, Ltd. (a)	11,000	26,866
Hakuto Company, Ltd.	2,700	39,439
Hakuyosha Company, Ltd.	5,000	13,067
Hanwa Company, Ltd. (a)	49,000	234,658
Happinet Corp.	1,600	19,979
Harashin Narus Holdings Company, Ltd.	3,000	35,543
Harima Chemicals, Inc.	5,000	28,241
Haruyama Trading Company, Ltd. (a)	2,700	23,674
Hayashikane Sangyo Company, Ltd. * (a)	28,000	28,716
Hazama Corp. (a)	18,700	22,306
Heiwado Company, Ltd. (a)	9,000	147,101
Hibiya Engineering, Ltd. (a)	6,000	49,879
Higashi-Nippon Bank, Ltd.	35,000	134,154
HIS Company, Ltd.	3,700	93,325
Hitachi Information Systems, Ltd.	8,500	192,023
Hitachi Kokusai Electric, Inc.	11,000	140,539
Hitachi Maxell, Ltd. * (a)	2,800	30,113
Hitachi Medical Corp.	6,000	62,073
Hitachi Plant Technologies, Ltd. (a)	25,000	127,536
Hitachi Powdered Metals Company, Ltd. *	7,000	34,464
Hitachi Software Engineering Company, Ltd.	300	6,025
Hitachi Systems & Services, Ltd.	4,000	78,435
Hitachi Tool Engineering, Ltd.	4,000	51,481
Hitachi Transport System, Ltd. (a)	15,000	172,189
Hitachi Zosen Corp. * (a)	87,500	143,611
Hochiki Corp.	7,000	37,463
Hodogaya Chemical Company, Ltd. (a)	8,000	21,906
Hogy Medical Company, Ltd.	2,300	98,046
Hokkaido Gas Company, Ltd.	14,000	35,266
Hokkan Holdings, Ltd.	11,000	42,107
Hokuetsu Bank, Ltd.	52,000	125,700
Hokuetsu Paper Mills, Ltd. (a)	32,000	162,979
Hokuriku Electric Industry Company, Ltd. (a)	12,000	22,038
Hokuto Corp. (a)	2,800	46,255
Horipro, Inc.	3,300	37,442
Hosiden Corp. (a)	12,100	172,642
Hosokawa Micron Corp. (a)	4,000	35,835

The accompanying notes are an integral part of the financial statements.	246

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Howa Machinery, Ltd. (a)	20,000	$19,995
I Metal Technology Company, Ltd. *	10,000	28,519
IBJ Leasing Company, Ltd.	4,000	80,455
Ichikoh Industries, Ltd.	12,000	30,198
Ichiyoshi Securities Company, Ltd. (a)	5,000	56,751
ICOM, Inc. (a)	3,000	86,233
IDEC Corp.	3,500	51,782
Ihara Chemical Industry Company, Ltd.	10,000	26,060
Iino Kaiun Kaisha, Ltd. (a)	15,000	189,486
Ikegami Tsushinki Company, Ltd. * (a)	13,000	20,201
Imasen Electric Industrial Company, Ltd.	3,900	65,127
Impress Holdings, Inc.	105	18,187
Inaba Denki Sangyo Company, Ltd.	3,400	122,918
Inaba Seisakusho Company, Ltd.	2,400	37,711
Inabata & Company, Ltd.	11,000	73,914
Inageya Company, Ltd.	6,000	47,747
Ines Corp. (a)	6,600	47,596
Information Services International -
Dentsu, Ltd.	3,400	35,095
Intec, Ltd. (a)	8,000	114,993
Invoice, Inc. (a)	2,047	69,186
Iseki & Company, Ltd. (a)	49,000	79,807
Ishihara Sangyo Kaisha, Ltd. * (a)	58,000	119,151
Ishii Hyoki Company, Ltd. (a)	1,600	29,625
Itochu Enex Company, Ltd.	13,200	91,954
Itochu-Shokuhin Company, Ltd.	2,400	75,618
Itoham Foods, Inc.	29,000	127,302
Itoki Corp. (a)	8,000	53,455
Iwasaki Electric Company, Ltd.	11,000	26,555
Iwatani International Corp. (a)	33,000	96,898
Iwatsu Electric Company, Ltd. * (a)	17,000	21,421
Izumiya Company, Ltd. (a)	15,000	92,144
J. Bridge Corp. * (a)	7,000	5,068
Jalux, Inc. (a)	2,200	40,046
Jamco Corp. (a)	3,000	29,177
Janome Sewing Machine Company, Ltd. *	19,000	21,921
Japan Airport Terminal Company, Ltd. (a)	12,000	240,014
Japan Aviation Electronics Industry, Ltd. *	9,000	130,000
Japan Cash Machine Company, Ltd. (a)	2,600	24,384
Japan Digital Laboratory Company, Ltd.	5,400	70,086
Japan Foundation Engineering Company, Ltd. (a)	7,000	20,724
Japan General Estate Company, Ltd. (a)	4,400	80,426
Japan Pulp & Paper Company, Ltd. (a)	23,000	88,420
Japan Radio Company, Ltd. *	29,000	102,907
Japan Transcity Corp., Ltd.	9,000	41,634
Japan Vilene Company, Ltd.	12,000	73,191
Japan Wool Textile Company, Ltd. (a)	13,000	105,897
JBCC Holdings, Inc.	4,200	36,978
JBIS Holdings, Inc. *	10,000	45,475
Jeans Mate Corp. (a)	2,300	20,276
Jeol, Ltd. (a)	8,000	35,562
JK Holdings Company, Ltd.	5,700	35,045

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
JMS Company, Ltd.	9,000	$24,018
Joban Kosan Company, Ltd. * (a)	15,000	22,751
J-Oil Mills, Inc. (a)	23,000	73,531
Joshin Denki Company, Ltd. (a)	12,000	82,779
JSP Corp.	3,800	50,798
Juki Corp.	23,000	208,153
Kabuki-Za Company, Ltd.	1,000	41,747
Kadokawa Holdings, Inc. (a)	4,600	110,065
Kaga Electronics Company, Ltd. (a)	6,800	116,934
Kagawa Bank, Ltd.	15,000	74,264
Kagome Company, Ltd. (a)	11,800	209,371
Kaken Pharmaceutical Company, Ltd.	17,000	134,166
Kameda Seika Company, Ltd.	4,000	51,303
Kamei Corp.	5,000	29,742
Kanaden Corp.	6,000	35,880
Kanagawa Chuo Kotsu Company, Ltd.	8,000	37,578
Kanamoto Company, Ltd.	5,000	44,256
Kanematsu Corp. * (a)	62,000	93,350
Kanematsu Electronics, Ltd. *	4,500	38,386
Kanto Auto Works, Ltd.	9,800	129,221
Kanto Denka Kogyo Company, Ltd.	5,000	23,684
Kanto Natural Gas Development, Ltd.	5,000	31,745
Kanto Tsukuba Bank, Ltd.	8,800	61,825
Kasai Kogyo Company, Ltd.	8,000	29,347
Kasumi Company, Ltd.	6,000	31,791
Katakura Industries Company, Ltd. (a)	5,000	90,039
Kato Sangyo Company, Ltd.	7,000	86,388
Kato Works Company, Ltd. (a)	10,000	55,305
Katokichi Company, Ltd. (a)	25,900	121,530
Kawada Industries, Inc. (a)	16,000	38,126
Kawai Musical Instruments Manufacturing
Company, Ltd.	16,000	29,502
Kawashima Selkon Textiles Company, Ltd. * (a)	17,000	20,829
Kayaba Industry Company, Ltd. (a)	29,000	135,062
Keihin Company, Ltd.	10,000	18,948
Keiiyu Company, Ltd.	4,400	26,218
Keiyo Company, Ltd. (a)	6,100	37,689
Kentucky Fried Chicken Japan, Ltd.	3,000	55,843
Kenwood Corp. (a)	61,000	89,131
KEY Coffee, Inc. (a)	3,100	43,623
Kibun Food Chemifa Company, Ltd. (a)	4,000	40,214
Kinki Nippon Tourist Company, Ltd.	9,000	17,770
Kinki Sharyo Company, Ltd. (a)	7,000	23,792
Kintetsu World Express, Inc.	3,800	139,014
Kinugawa Rubber Industrial Company, Ltd. *	25,000	32,398
Kioritz Corp.	10,000	27,973
Kishu Paper Company, Ltd. * (a)	17,000	29,773
Kisoji Company, Ltd. (a)	2,200	40,821
Kissei Pharmaceutical Company, Ltd. (a)	8,000	148,609
Kitagawa Iron Works Company, Ltd.	12,000	24,076
Kita-Nippon Bank, Ltd.	1,400	59,156
Kitano Construction Corp. (a)	12,000	28,374

The accompanying notes are an integral part of the financial statements.	247

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Kitz Corp. (a)	15,000	$131,031
Kiyo Holdings, Inc.	84,000	125,365
Koa Corp.	8,000	111,477
Koatsu Gas Kogyo Company, Ltd.	7,000	43,439
Koei Company, Ltd. * (a)	2,500	42,648
Kohnan Shoji Company, Ltd. (a)	5,800	84,203
Koike Sanso Kogyo Company, Ltd.	9,000	76,768
Kojima Company, Ltd. (a)	3,100	23,711
Kokusai Kogyo Company, Ltd. *	12,000	57,499
Komatsu Seiren Company, Ltd.	9,000	46,967
Komatsu Wall Industry Company, Ltd.	2,100	31,340
Konaka Company, Ltd. (a)	4,600	37,195
Kondotec, Inc.	3,000	24,940
Konishi Company, Ltd.	3,900	41,076
Kosaido Company, Ltd.	3,800	24,721
Kosei Securities Company, Ltd. (a)	18,000	24,507
Krosaki Harima Corp. (a)	15,000	53,721
KRS Corp.	2,700	28,112
Kumagai Gumi Company, Ltd. (a)	11,000	17,957
Kumiai Chemical Industry Company, Ltd.	15,000	29,540
Kurabo Industries, Ltd. (a)	54,000	125,778
Kureha Corp.	24,000	107,560
Kurimoto, Ltd. (a)	28,000	79,726
Kuroda Electric Company, Ltd.	6,200	95,445
Kyoden Company, Ltd.	7,000	20,509
Kyodo Printing Company, Ltd.	14,000	44,542
Kyodo Shiryo Company, Ltd.	24,000	31,294
Kyokuto Kaihatsu Kogyo Company, Ltd. (a)	10,200	76,621
Kyokuyo Company, Ltd. (a)	16,000	29,378
Kyoritsu Maintenance Company, Ltd. (a)	2,000	38,442
Kyosan Electric Manufacturing Company, Ltd.	11,000	40,074
Kyoto Kimono Yuzen Company, Ltd.	24	19,633
Kyowa Leather Cloth Company, Ltd.	5,200	31,141
Kyudenko Corp.	14,000	73,343
Kyushu-Shinwa Holdings, Inc. * (a)	60,000	24,354
Laox Company, Ltd. (a)	10,000	12,095
Life Corp. (a)	11,000	142,820
Livedoor Auto Company, Ltd. * (a)	29,500	10,197
Macnica, Inc. (a)	3,400	84,607
Maeda Corp. (a)	33,000	127,462
Maeda Road Construction Company, Ltd.	14,000	121,415
Maezawa Industries, Inc.	5,100	21,451
Maezawa Kasei Industries Company, Ltd.	2,000	28,807
Maezawa Kyuso Industries Company, Ltd. (a)	2,400	42,582
Mandom Corp.	4,200	107,803
Mars Engineering Corp. (a)	1,600	34,183
Marubun Corp. (a)	3,000	34,531
Marudai Food Company, Ltd.	29,000	98,014
Maruetsu, Inc. *	13,000	63,738
Maruha Group, Inc. (a)	27,000	45,168
Maruka Machinery Company, Ltd. * (a)	3,000	27,325
Marusan Securities Company, Ltd. * (a)	8,000	80,727

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Maruwa Company, Ltd. (a)	1,400	$23,595
Maruyama Manufacturing Company, Inc. (a)	10,000	28,059
Maruzen Company, Ltd., First Section *	23,000	34,702
Maruzen Company, Ltd., Second Section	4,000	20,270
Maruzen Showa Unyu Company, Ltd.	12,000	43,812
Maspro Denkoh Corp.	4,000	33,119
Matsuda Sangyo Company, Ltd. (a)	2,200	57,606
Matsui Construction Company, Ltd.	8,000	37,260
Matsuya Company, Ltd. (a)	5,000	86,248
Matsuya Foods Company, Ltd.	4,300	50,247
Matsuzakaya Company, Ltd. (a)	27,000	210,714
Max Company, Ltd.	7,000	102,665
Maxvalu Tokai Company, Ltd.	3,000	50,025
MEC Company, Ltd. (a)	2,400	24,365
Megachips Corp.	2,400	43,398
Meidensha Corp. (a)	17,000	51,178
Meito Sangyo Company, Ltd. (a)	2,900	58,931
Meiwa Corp. * (a)	8,000	20,124
Meiwa Estate Company, Ltd. (a)	5,000	58,809
Mercian Corp.	19,400	41,926
Michinoku Bank, Ltd. (a)	25,000	78,608
Mikuni Coca-Cola Bottling Company, Ltd.	9,000	100,213
Mikuni Corp. *	9,000	32,346
Milbon Company, Ltd. (a)	1,200	35,897
Minato Bank, Ltd.	77,000	175,025
Ministop Company, Ltd. (a)	2,500	43,608
Misawa Homes Holdings, Inc. *	6,000	66,882
Mitani Corp. *	4,000	45,430
Mito Securities Company, Ltd.	17,000	63,785
Mitsuba Corp., Ltd.	8,000	53,753
Mitsubishi Cable Industries, Ltd. (a)	19,000	26,051
Mitsubishi Kakoki Kaisha, Ltd.	11,000	42,552
Mitsubishi Paper Mills, Ltd.	47,000	97,708
Mitsubishi Pencil Company, Ltd.	4,000	50,452
Mitsubishi Steel Manufacturing Company, Ltd. (a)	18,000	86,156
Mitsuboshi Belting Company, Ltd. (a)	14,000	75,436
Mitsui High-Tec, Inc.	7,100	86,492
Mitsui Home Company, Ltd.	12,000	66,805
Mitsui Knowledge Industry Company, Ltd. *	124	30,170
Mitsui Mining Company, Ltd. * (a)	38,000	80,292
Mitsui Sugar Company, Ltd. (a)	14,000	48,499
Mitsui-Soko Company, Ltd. (a)	12,000	59,509
Mitsumura Printing Company, Ltd.	7,000	24,565
Mitsuuroko Company, Ltd.	13,000	83,606
Miura Company, Ltd. (a)	4,700	142,729
Miyazaki Bank, Ltd.	32,000	128,197
Miyoshi Oil & Fat Company, Ltd.	14,000	23,161
Miyuki Holdings Company, Ltd.	8,000	24,447
Mizuno Corp. (a)	18,000	93,905
Mochida Pharmaceutical Company, Ltd. (a)	16,000	147,039
Modec, Inc. (a)	7,400	229,538
Morinaga & Company, Ltd. (a)	41,000	89,105

The accompanying notes are an integral part of the financial statements.	248

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Morinaga Milk Industry Company, Ltd.	36,000	$138,913
Morita Corp.	6,000	32,209
Mory Industries, Inc.	11,000	45,429
MOS Food Services, Inc. (a)	7,000	97,338
Moshi Moshi Hotline, Inc.	1,100	51,092
Mr. Max Corp.	7,300	32,224
Mutoh Holdings Company, Ltd. *	8,000	47,504
Nagano Bank, Ltd.	13,000	37,810
Nagatanien Company, Ltd.	5,000	37,880
Nakabayashi Company, Ltd.	14,000	27,186
Nakamuraya Company, Ltd. (a)	6,000	28,283
Nakayama Steel Works, Ltd. (a)	22,000	54,957
NEC Fielding, Ltd.	8,400	111,965
NEC Leasing, Ltd. *	4,000	67,232
NEC Mobiling, Ltd.	2,000	34,377
NEC Networks & System Integration Corp. (a)	7,700	83,148
NEC Tokin Corp. (a)	11,000	38,499
Net One Systems Company, Ltd. (a)	101	122,928
Netmarks, Inc.	29	5,925
Neturen Company, Ltd. (a)	8,000	102,398
Nice Corp.	22,000	92,133
Nichia Steel Works, Ltd.	8,000	33,038
Nichias Corp.	15,000	157,059
Nichiban Company, Ltd.	10,000	35,063
Nichicon Corp. (a)	12,000	157,203
Nichiha Corp. (a)	4,200	47,337
Nichii Gakkan Company, Ltd. (a)	6,700	103,928
Nichimo Corp. (a)	29,000	19,723
Nichireki Company, Ltd. *	1,000	3,385
Nichiro Corp.	23,000	34,718
Nidec Copal Corp. (a)	2,700	29,902
Nidec Tosok Corp.	2,800	19,481
Nifco, Inc.	9,000	210,975
Nihon Dempa Kogyo Company, Ltd. (a)	3,500	204,585
Nihon Eslead Corp. (a)	2,000	31,365
Nihon Inter Electronics Corp. (a)	5,000	17,948
Nihon Kagaku Sangyo Company, Ltd.	5,000	39,696
Nihon Kohden Corp. (a)	5,000	99,263
Nihon Nohyaku Company, Ltd. (a)	10,000	55,305
Nihon Parkerizing Company, Ltd. (a)	7,000	97,513
Nihon Tokushu Toryo Company, Ltd.	6,000	32,492
Nihon Yamamura Glass Company, Ltd.	26,000	63,559
Nikkiso Company, Ltd. (a)	8,000	61,238
Nikko Company, Ltd. *	5,000	12,314
Nippei Toyama Corp.	4,000	33,949
Nippo Corp. (a)	11,000	86,686
Nippon Beet Sugar
Manufacturing Company, Ltd.	30,000	72,069
Nippon Carbide Industries Company, Inc. *	16,000	27,580
Nippon Carbon Company, Ltd. (a)	12,000	72,375
Nippon Ceramic Company, Ltd. (a)	3,000	42,493
Nippon Chemical Industrial Company, Ltd.	13,000	39,011

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nippon Chemi-Con Corp.	22,000	$216,989
Nippon Chemiphar Company, Ltd. * (a)	5,000	20,863
Nippon Concrete Industries Company, Ltd.	15,000	32,339
Nippon Denko Company, Ltd. (a)	14,000	109,044
Nippon Densetsu Kogyo Company, Ltd. (a)	12,000	86,949
Nippon Denwa Shisetsu Company, Ltd.	10,000	33,687
Nippon Felt Company, Ltd.	5,000	31,519
Nippon Fine Chemical Company, Ltd.	6,000	43,471
Nippon Flour Mills Company, Ltd. (a)	35,000	128,753
Nippon Gas Company, Ltd. (a)	5,000	46,444
Nippon Jogesuido Sekkei Company, Ltd.	28	27,043
Nippon Kanzai Company, Ltd. (a)	3,600	102,367
Nippon Kasei Chemical Company, Ltd.	16,000	32,867
Nippon Kinzoku Company, Ltd. (a)	16,000	53,033
Nippon Koei Company, Ltd.	11,000	30,854
Nippon Konpo Unyu Soko Company, Ltd.	13,000	187,811
Nippon Koshuha Steel Company, Ltd. (a)	17,000	34,689
Nippon Metal Industry Company, Ltd. (a)	17,000	76,355
Nippon Paint Company, Ltd. (a)	33,000	159,704
Nippon Parking Development Company, Ltd. (a)	293	15,674
Nippon Pillar Packing Company, Ltd.	4,000	36,622
Nippon Piston Ring Company, Ltd. (a)	13,000	23,967
Nippon Restaurant System, Inc. (a)	1,300	38,371
Nippon Road Company, Ltd.	15,000	25,343
Nippon Seiki Company, Ltd. (a)	6,000	151,840
Nippon Sharyo, Ltd. (a)	36,000	74,710
Nippon Shinyaku Company, Ltd.	12,000	104,892
Nippon Signal Company, Ltd. (a)	9,000	54,368
Nippon Soda Company, Ltd.	26,000	112,133
Nippon Steel Trading Company, Ltd. *	18,000	48,512
Nippon Synthetic Chemical Industry
Company, Ltd. (a)	20,000	118,218
Nippon System Development Company, Ltd.	7,200	121,252
Nippon Thompson Company, Ltd. (a)	12,000	110,959
Nippon Valqua Industries, Ltd. (a)	11,000	35,959
Nippon Yakin Kogyo Company, Ltd.	8,500	76,278
Nippon Yusoki Company, Ltd.	5,000	24,119
Nipro Corp. (a)	9,000	178,444
Nishimatsu Construction Company, Ltd. (a)	67,000	218,068
Nissan Shatai Company, Ltd.	17,000	102,913
Nissei Corp. (a)	6,000	76,698
Nissei Plastic Industrial Company, Ltd.	4,000	23,057
Nissen Company, Ltd. (a)	5,300	31,654
Nissha Printing Company, Ltd. * (a)	3,000	83,337
Nisshin Fudosan Company, Ltd.	3,000	38,674
Nisshin Oillio Group, Ltd.	20,000	107,463
Nissin Corp.	11,000	39,559
Nissin Electric Company, Ltd. (a)	19,000	75,561
Nissin Sugar Manufacturing Company, Ltd.	12,000	23,593
Nissui Pharmaceutical Company, Ltd. *	5,000	38,066
Nitta Corp.	4,500	91,852
Nittan Valve Company, Ltd.	4,000	25,519

The accompanying notes are an integral part of the financial statements.	249

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nittetsu Mining Company, Ltd. (a)	17,000	$126,711
Nitto Boseki Company, Ltd.	44,000	124,826
Nitto Kogyo Corp. (a)	5,700	81,670
Nitto Kohki Company, Ltd. (a)	3,700	84,670
NIWS Company HQ, Ltd. (a)	124	12,512
NOF Corp. (a)	26,000	116,635
Nohmi Bosai, Ltd.	13,000	79,710
Nomura Company, Ltd.	6,000	36,159
Noritake Company, Ltd.	21,000	100,985
Noritsu Koki Company, Ltd. (a)	3,800	77,913
Noritz Corp. (a)	7,400	112,742
NS Solutions Corp.	5,000	140,196
Odakyu Real Estate Company, Ltd.	11,000	43,208
Oenon Holdings, Inc. (a)	9,000	19,694
Oiles Corp. (a)	4,900	101,286
Oita Bank, Ltd. (a)	27,000	158,454
Okabe Company, Ltd.	9,000	46,798
Okamoto Industries, Inc.	11,000	39,481
Okamoto Machine Tool Works, Ltd.	7,000	24,292
Okamura Corp. (a)	13,000	103,353
Oki Electric Industry Company, Ltd. * (a)	106,000	189,186
Okinawa Electric Power Company, Inc. (a)	3,400	206,794
OKK Corp. (a)	10,000	33,151
Okumura Corp. (a)	23,000	128,578
Okura Industrial Company, Ltd. (a)	8,000	21,682
Okuwa Company, Ltd.	7,000	85,771
Olympic Corp.	4,600	28,626
O-M, Ltd. (a)	8,000	61,874
ONO Sokki Company, Ltd.	5,000	38,965
Onoken Company, Ltd.	3,000	43,103
Organo Corp.	5,000	97,554
Oriental Yeast Company, Ltd.	6,000	34,865
Origin Electric Company, Ltd.	6,000	34,387
Osaka Steel Company, Ltd.	8,400	142,668
Osaki Electric Company, Ltd. (a)	4,000	25,514
Oyo Corp.	7,000	89,254
Pacific Industrial Company, Ltd. (a)	7,000	36,709
PanaHome Corp. * (a)	16,000	95,327
Paramount Bed Company, Ltd. (a)	5,000	64,837
Parco Company, Ltd. (a)	10,000	135,667
Paris Miki, Inc. (a)	5,300	67,517
Pasona, Inc.	34	47,282
Patlite Corp.	3,700	31,464
PCA Corp.	1,500	16,403
Penta-Ocean Construction Company, Ltd. * (a)	38,000	62,990
PIA Corp. *	2,600	39,323
Pigeon Corp. (a)	2,800	46,969
Piolax, Inc.	1,800	33,179
Press Kogyo Company, Ltd.	12,000	50,547
Prima Meat Packers, Ltd. * (a)	30,000	33,104
Raito Kogyo Company, Ltd.	9,900	25,784
Rasa Industries, Ltd. (a)	10,000	26,139

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Renown, Inc. * (a)	8,000	$67,200
Resort Solution Company, Ltd.	9,000	39,108
Resorttrust, Inc. (a)	6,600	144,686
Rhythm Watch Company, Ltd.	20,000	28,629
Ricoh Elemex Corp.	4,000	32,389
Ricoh Leasing Company, Ltd. (a)	4,800	100,661
Right On Company, Ltd. (a)	3,900	40,664
Riken Corp. (a)	16,000	81,212
Riken Keiki Company, Ltd.	4,000	33,005
Riken Technos Corp.	8,000	26,553
Riken Vitamin Company, Ltd.	2,000	51,940
Ringer Hut Company, Ltd. (a)	3,000	37,550
Rock Field Company, Ltd. (a)	1,800	25,381
Roland Corp.	4,200	112,528
Royal Holdings Company, Ltd. (a)	6,000	72,271
Ryobi, Ltd.	22,000	140,171
Ryoden Trading Company, Ltd.	10,000	77,346
Ryosan Company, Ltd.	9,200	242,902
Ryoshoku, Ltd. (a)	4,000	92,332
Ryoyo Electro Corp. (a)	6,600	87,071
S Foods, Inc.	4,500	37,785
S Science Company, Ltd.	102,000	18,492
Sagami Chain Company, Ltd.	4,000	38,940
Saibu Gas Company, Ltd. (a)	54,000	120,659
Saizeriya Company, Ltd. (a)	6,400	91,875
Sakai Chemical Industry Company, Ltd.	18,000	115,630
Sakata INX Corp.	8,000	42,392
Sakata Seed Corp. (a)	8,000	105,274
Sala Corp. (a)	8,000	39,247
San-Ai Oil Company, Ltd.	19,000	83,608
Sanden Corp.	24,000	122,867
Sanei-International Company, Ltd. (a)	1,300	27,284
Sankei Building Company, Ltd. (a)	11,000	92,445
Sanki Engineering Company, Ltd. (a)	12,000	78,626
Sankyo Seiko Company, Ltd. (a)	7,000	28,946
Sankyo-Tateyama Holdings, Inc. (a)	47,000	70,506
Sanoh Industrial Company, Ltd. (a)	5,000	39,990
Sanrio Company, Ltd. (a)	6,100	70,237
Sanshin Electronics Company, Ltd.	5,000	70,285
Sanyo Chemical Industries, Ltd.	16,000	102,056
Sanyo Denki Company, Ltd. (a)	6,000	34,316
Sanyo Shokai, Ltd.	18,000	153,613
Sanyo Special Steel Company, Ltd. * (a)	23,000	191,952
Sasebo Heavy Industries Company, Ltd. (a)	18,000	109,651
Sato Corp. (a)	2,500	48,310
Sato Shoji Corp.	3,000	25,202
Satori Electric Company, Ltd.	2,400	30,944
Secom Techno Service Company, Ltd.	2,000	70,916
Seibu Electric Industry Company, Ltd. *	3,000	14,964
Seijo Corp.	1,300	29,119
Seika Corp. (a)	16,000	42,691
Seikagaku Corp.	7,600	90,148

The accompanying notes are an integral part of the financial statements.	250

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Seiko Corp. (a)	17,000	$97,786
Seiren Company, Ltd. (a)	6,000	44,798
Seiyu, Ltd. * (a)	111,000	95,535
Sekisui Jushi Corp.	7,000	61,485
Sekisui Plastics Company, Ltd.	21,000	66,119
Senko Company, Ltd.	12,000	38,304
Senshu Electric Company, Ltd.	1,500	33,327
Senshukai Company, Ltd.	8,000	102,468
Shibaura Mechatronics Corp. (a)	4,000	22,070
Shibusawa Warehouse Company, Ltd. (a)	10,000	53,494
Shibuya Kogyo Company, Ltd.	3,300	26,893
Shikibo, Ltd. (a)	20,000	25,169
Shikoku Bank, Ltd.	46,000	182,107
Shikoku Chemicals Corp.	6,000	34,156
Shikoku Coca-Cola Bottling Company, Ltd.	3,300	38,427
Shima Seiki Manufacturing, Ltd. (a)	6,700	292,434
Shimizu Bank, Ltd.	1,800	74,906
Shin Nippon Air Technologies Company, Ltd.	4,500	27,290
Shinagawa Refractories Company, Ltd.	8,000	30,219
Shindengen Electric Manufacturing
Company, Ltd.	15,000	61,920
Shin-Etsu Polymer Company, Ltd. (a)	7,000	80,915
Shinkawa, Ltd.	3,500	67,704
Shin-Keisei Electric Railway Company, Ltd.	10,000	33,761
Shinki Company, Ltd. (a)	10,500	14,701
Shinko Electric Company, Ltd. (a)	12,000	34,857
Shinko Plantech Company, Ltd. (a)	6,000	75,883
Shinko Shoji Company, Ltd.	3,000	56,409
Shin-Kobe Electric Machinery Company, Ltd.	7,000	32,607
Shinmaywa Industries, Ltd.	26,000	126,358
Shinnihon Corp. * (a)	8,000	36,468
Shinsho Corp.	13,000	44,107
Shinwa Kaiun Kaisha, Ltd.	14,000	122,133
Shiroki Corp.	12,000	28,248
Shizuki Electric Company, Inc.	8,000	26,562
Shizuoka Gas Company, Ltd.	7,000	33,197
Sho-Bond Corp. (a)	4,200	47,717
Shobunsha Publications, Inc. (a)	2,400	24,728
Shochiku Company, Ltd. (a)	18,000	133,979
Shoko Company, Ltd. (a)	20,000	27,912
Showa Aircraft Industry Company, Ltd.	3,000	36,100
Showa Corp. *	9,100	112,418
Showa KDE Company, Ltd.	10,000	15,903
Showa Sangyo Company, Ltd.	33,000	77,321
Siix Corp.	2,000	45,379
Silver Seiko, Ltd. * (a)	70,000	29,558
Sinanen Company, Ltd.	7,000	37,065
Sintokogio, Ltd.	9,000	124,178
SKY Perfect JSAT Corp. * (a)	128	55,030
SMK Corp.	14,000	104,222
Snow Brand Milk Products Company, Ltd. (a)	41,000	120,019
SNT Corp.	7,000	40,672

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Soda Nikka Company, Ltd. *	4,000	$16,055
Sodick Company, Ltd.	10,000	68,036
Soft99 Corp.	3,500	27,486
Sogo Medical Company, Ltd.	1,400	37,382
Sorun Corp.	4,700	32,530
Space Company, Ltd.	4,200	31,500
SRA Holdings, Inc.	3,300	51,831
SSP Company, Ltd. (a)	16,000	75,688
ST Chemical Company, Ltd. (a)	6,000	74,480
St. Marc Holdings Company, Ltd. (a)	1,000	43,270
Star Micronics Company, Ltd.	5,000	143,690
Starzen Company, Ltd.	14,000	33,830
Stella Chemifa Corp. (a)	1,000	28,266
Sugi Pharmacy Company, Ltd.	6,100	146,076
Sugimoto & Company, Ltd.	2,000	31,161
Sumida Corp. (a)	4,100	69,831
Suminoe Textile Company, Ltd.	11,000	25,682
Sumisho Computer Systems Corp. (a)	5,400	109,514
Sumitomo Coal Mining Company, Ltd. * (a)	20,000	17,564
Sumitomo Densetsu Company, Ltd. *	12,700	69,070
Sumitomo Light Metal Industries, Ltd.	47,000	87,385
Sumitomo Mitsui Company, Ltd. * (a)	27,000	49,368
Sumitomo Pipe & Tube Company, Ltd.	6,000	42,809
Sumitomo Precision Products Company, Ltd.	6,000	29,521
Sumitomo Seika Chemicals Company, Ltd. (a)	8,000	39,015
Sun Wave Corp.	11,000	24,024
Sunx, Ltd. * (a)	5,400	32,201
Suruga Corp.	3,900	68,375
SWCC Showa Holdings Company, Ltd. (a)	58,000	80,039
SxL Corp. * (a)	25,000	15,982
T. Hasegawa Company, Ltd.	6,900	121,104
T. Rad Company, Ltd. (a)	11,000	59,070
Tachibana Eletech Company, Ltd.	4,000	41,432
Tachikawa Corp.	4,600	31,997
Tachi-S Company, Ltd. (a)	8,300	65,764
Tadano, Ltd. (a)	3,000	38,423
Taihei Dengyo Kaisha, Ltd.	11,000	80,699
Taihei Kogyo Company, Ltd. (a)	12,000	58,489
Taiho Kogyo Company, Ltd.	3,400	45,927
Taikisha, Ltd. (a)	10,000	132,283
Taisei Rotec Corp.	18,000	29,977
Takagi Securities Company, Ltd.	15,000	49,830
Takamatsu Corp. (a)	6,200	77,414
Takano Company, Ltd. (a)	2,000	18,542
Takaoka Electric Manufacturing Company, Ltd.	18,000	27,150
(a)
Takara Printing Company, Ltd. (a)	3,300	31,176
Takara Standard Company, Ltd. (a)	26,000	142,237
Takasago International Corp. (a)	16,000	96,154
Takasago Thermal Engineering Company, Ltd. (a)	12,000	122,836
Takiron Company, Ltd.	10,000	31,113
Takuma Company, Ltd. (a)	14,000	88,393

The accompanying notes are an integral part of the financial statements.	251

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tamura Corp. (a)	11,000	$52,867
Tamura Taiko Holdings, Inc.	9,000	22,945
Tasaki Shinju Company, Ltd. (a)	7,000	27,633
Tatsuta Electric Wire & Cable Company, Ltd.	12,000	28,599
Tayca Corp.	11,000	32,750
TBK Company, Ltd. *	10,000	40,015
TCM Corp.	12,000	37,805
Teac Corp. * (a)	26,000	24,856
Techno Ryowa, Ltd.	6,400	45,312
Tecmo, Ltd. (a)	5,300	66,095
Teikoku Electric Manufacturing Company, Ltd. *	2,000	49,551
(a)
Teikoku Piston Ring Company, Ltd. (a)	3,000	23,310
Teikoku Sen-I Company, Ltd.	8,000	30,968
Teikoku Tsushin Kogyo Company, Ltd.	7,000	30,961
Tekken Corp. (a)	19,000	27,587
Tenma Corp.	5,000	85,896
Tigers Polymer Corp. *	2,000	12,795
TIS, Inc.	6,500	139,981
TKC Corp.	2,900	51,301
TOA Corp. *	29,000	32,285
TOA Oil Company, Ltd.	22,000	34,417
TOA Road Corp. (a)	15,000	24,395
Toagosei Company, Ltd.	44,000	158,750
Tobishima Corp. * (a)	38,500	22,982
Tobu Store Company, Ltd.	14,000	42,295
TOC Company, Ltd. (a)	22,000	184,176
Tocalo Company, Ltd. (a)	2,000	40,365
Tochigi Bank, Ltd.	19,000	105,361
Toda Kogyo Corp.	9,000	36,062
Todentsu Corp. *	6,000	16,296
Toei Company, Ltd. (a)	16,000	92,573
Toenec Corp.	14,000	61,162
Tohcello Company, Ltd. (a)	4,000	29,888
Toho Bank, Ltd.	48,000	193,862
Toho Company, Ltd.	12,000	37,116
Toho Real Estate Company, Ltd. (a)	6,000	47,181
Toho Tenax Company, Ltd. * (a)	12,000	67,544
Toho Zinc Company, Ltd.	17,000	145,854
Tohoku Bank, Ltd. (a)	15,000	26,310
Tohto Suisan Company, Ltd. * (a)	15,000	35,847
Tokai Corp.	15,000	56,175
Tokimec, Inc.	13,000	29,181
Toko Electric Corp.	8,000	25,401
Toko, Inc. (a)	16,000	38,905
Tokushima Bank, Ltd.	19,000	134,502
Tokushu Tokai Holdings Company, Ltd. *	23,110	50,814
Tokyo Dome Corp. (a)	21,000	97,652
Tokyo Electron Device, Ltd.	22	39,456
Tokyo Energy & Systems, Inc. (a)	9,000	67,917
Tokyo Kikai Seisakusho, Ltd. (a)	10,000	29,390
Tokyo Leasing Company, Ltd.	8,000	84,934

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tokyo Ohka Kogyo Company, Ltd. * (a)	5,900	$126,002
Tokyo Rakutenchi Company, Ltd.	9,000	33,391
Tokyo Rope Manufacturing Company, Ltd.	34,000	62,008
Tokyo Style Company, Ltd.	15,000	164,303
Tokyo Tekko Company, Ltd. (a)	4,000	20,734
Tokyo Theatres Company, Inc. (a)	12,000	28,652
Tokyotokeiba Company, Ltd.	33,000	78,002
Tokyu Community Corp.	1,300	39,118
Tokyu Construction Company, Ltd. (a)	16,440	89,697
Tokyu Livable, Inc. (a)	2,400	46,489
Tokyu Recreation Company, Ltd.	6,000	35,205
Tokyu Store Chain Company, Ltd. (a)	8,000	38,474
Toli Corp.	10,000	23,384
Tomato Bank, Ltd.	27,000	57,787
Tomen Electronics Corp. (a)	2,200	31,076
Tomoe Corp. (a)	8,000	22,600
Tomoku Company, Ltd.	16,000	34,088
Tomy Company, Ltd. (a)	5,600	31,374
Tonami Transportation Company, Ltd. (a)	11,000	32,040
Topre Corp.	9,000	74,501
Topy Industries, Ltd.	29,000	96,679
Tori Holdings Company, Ltd. (a)	73,000	13,856
Torigoe Company, Ltd.	5,000	35,050
Torii Pharmaceutical Company, Ltd.	5,100	88,591
Torishima Pump Manufacturing Company, Ltd. (a)	5,000	61,477
Toshiba Plant Systems & Services Corp. (a)	16,000	146,524
Tosho Printing Company, Ltd.	9,000	25,848
Totetsu Kogyo Company, Ltd.	6,000	37,205
Tottori Bank, Ltd. (a)	13,000	35,244
Touei Housing Corp. (a)	4,800	48,193
Towa Bank, Ltd. (a)	46,000	81,531
Towa Corp. (a)	4,900	39,729
Towa Pharmaceutical Company, Ltd. (a)	1,600	80,281
Towa Real Estate Development
Company, Ltd. * (a)	15,000	43,786
Toyo Construction Company, Ltd. *	26,000	20,065
Toyo Corp. (a)	3,400	50,309
Toyo Electric Manufacturing Company, Ltd. (a)	6,000	18,713
Toyo Engineering Corp.	18,000	98,763
Toyo Ink Manufacturing Company, Ltd. (a)	44,000	157,846
Toyo Kanetsu KK (a)	30,000	71,452
Toyo Kohan Company, Ltd.	22,000	135,976
Toyo Machinery & Metal Company, Ltd.	4,000	18,023
Toyo Securities Company, Ltd.	19,000	68,751
Toyo Tire & Rubber Company, Ltd. (a)	30,000	163,614
Toyo Wharf & Warehouse Company, Ltd.	17,000	34,441
Trans Cosmos, Inc. (a)	3,900	72,081
Trusco Nakayama Corp. (a)	5,800	101,815
Tsubakimoto Chain Company, Ltd.	23,000	147,641
Tsubakimoto Kogyo Company, Ltd.	10,000	35,968
Tsudakoma Corp. (a)	20,000	86,423
Tsugami Corp. (a)	14,000	63,609

The accompanying notes are an integral part of the financial statements.	252

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tsukishima Kikai Company, Ltd. (a)	7,000	$62,577
Tsurumi Manufacturing Company, Ltd.	4,000	38,744
Tsutsumi Jewelry Company, Ltd. (a)	3,000	71,460
TTK Company, Ltd.	6,000	35,390
TYK Corp. *	8,000	18,592
Ube Material Industries, Ltd. (a)	12,000	37,532
Uchida Yoko Company, Ltd.	8,000	36,292
Unicharm Petcare Corp. (a)	2,000	83,822
Uniden Corp. (a)	12,000	84,082
Unimat Life Corp. (a)	2,800	33,805
Union Tool Company, Ltd. (a)	1,700	75,840
Unitika, Ltd. (a)	73,000	91,231
U-Shin, Ltd. (a)	5,000	24,283
Valor Company, Ltd.	6,000	69,710
Venture Link Company, Ltd. * (a)	9,800	16,329
Victor Company of Japan, Ltd. * (a)	25,000	59,944
Vital-Net, Inc.	6,500	41,635
Wakachiku Construction Company, Ltd.	17,000	16,265
Warabeya Nichiyo Company, Ltd.	2,500	34,258
Watabe Wedding Corp.	2,000	32,552
Watami Company, Ltd. (a)	3,000	46,011
Wood One Company, Ltd.	6,000	39,600
Yahagi Construction Company, Ltd. (a)	8,000	29,996
Yaizu Suisankagaku Industry Company, Ltd.	2,700	28,732
Yamagata Bank, Ltd.	27,000	141,400
Yamaichi Electronics Company, Ltd.	3,100	20,871
Yamatane Corp. (a)	20,000	25,183
Yamazen Corp.	6,000	38,378
Yaoko Company, Ltd. (a)	1,900	48,483
Yasuda Warehouse Company, Ltd.	4,000	40,089
Yellow Hat, Ltd.	3,600	26,343
Yodogawa Steel Works, Ltd.	30,000	158,136
Yokogawa Bridge Corp. *	9,000	53,219
Yokohama Reito Company, Ltd.	10,000	78,725
Yokowo Company, Ltd. (a)	2,800	26,279
Yomeishu Seizo Company, Ltd. (a)	2,000	21,087
Yomiuri Land Company, Ltd. (a)	6,000	26,891
Yondenko Corp.	7,000	35,266
Yonekyu Corp. (a)	3,500	35,866
Yorozu Corp. (a)	3,000	36,260
Yoshimoto Kogyo Company, Ltd.	4,000	58,100
Yoshinoya D&C Company, Ltd. (a)	48	77,376
Yuasa Funashoku Company, Ltd. *	4,000	10,358
Yuasa Trading Company, Ltd.	35,000	55,258
Yuken Kogyo Company, Ltd.	14,000	49,606
Yukiguni Maitake Company, Ltd.	8,500	27,932
Yuraku Real Estate Company, Ltd.	13,000	53,780
Yurtec Corp.	15,000	84,163
Yushiro Chemical Industry Company, Ltd. (a)	2,000	34,124
Zenrin Company, Ltd. (a)	5,000	121,828
Zensho Company, Ltd. * (a)	12,200	124,098
Zeria Pharmaceutical Company, Ltd. (a)	5,000	46,799

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Zuken, Inc. (a)	3,800	$37,939

		58,694,058
Luxembourg - 0.07%
Thiel Logistik AG * (a)	55,482	183,171
Netherlands - 2.79%
Aalberts Industries NV	64,768	1,548,515
Arcadis NV	2,012	161,845
ASM International NV	3,220	88,145
BE Semiconductor Industries NV * (a)	1,750	11,113
Beter Bed Holding NV	1,579	48,351
Brunel International NV	1,093	31,046
Crucell NV, ADR * (a)	4,400	88,264
Draka Holding NV	1,398	68,535
Eriks Group NV	490	40,681
Fornix Biosciences NV	1,231	33,160
Gamma Holding NV	586	48,242
Getronics NV *	14,495	120,274
Grolsch NV	1,634	63,273
Heijmans NV	3,315	163,108
ICT Automatisering NV	1,167	20,713
Imtech NV (a)	15,998	1,411,772
KAS Bank NV	1,318	41,888
Kendrion NV * (a)	1,401	38,239
Koninklijke Boskalis Westinster NV (a)	4,437	192,388
Koninklijke Ten Cate NV (a)	3,898	151,639
Koninklijke Vopak NV	2,753	161,789
Macintosh Retail Group NV	3,032	107,908
Nutreco Holding NV (a)	4,355	301,962
Oce NV	9,632	207,576
OPG Groep NV	23,944	714,118
Ordina NV (a)	3,328	67,578
Sligro Food Group NV	2,182	101,329
Smit Internationale NV	1,764	146,969
Stork NV	4,004	259,677
Tele Atlas NV *	2,100	58,397
Telegraaf Media Groep NV (a)	3,526	117,514
TKH Group NV	1,896	49,363
Unit 4 Agresso NV	1,972	55,446
Univar NV	3,066	221,326
USG People NV	1,680	53,435

		6,995,578
New Zealand - 0.48%
Ebos Group, Ltd. *	2,867	9,972
Fisher & Paykel Appliances Holdings, Ltd. (a)	39,128	101,299
Freightways, Ltd. (a)	20,218	55,983
Hallenstein Glasson Holdings, Ltd.	5,755	18,348
Hellaby Holdings, Ltd.	11,832	21,950
Infratil, Ltd.	65,958	135,031
Mainfreight, Ltd. (a)	12,437	61,672
New Zealand Exchange, Ltd.	2,000	13,809
New Zealand Oil & Gas, Ltd. *	70,331	51,275

The accompanying notes are an integral part of the financial statements.	253

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

New Zealand (continued)
New Zealand Refining Company, Ltd. *	3,900	$19,695
Nuplex Industries, Ltd.	15,839	77,417
PGG Wrightson, Ltd.	34,036	43,774
Port of Tauranga, Ltd. (a)	12,311	60,532
Pumpkin Patch, Ltd. (a)	30,500	75,869
Ryman Healthcare, Ltd. (a)	122,620	174,082
Sanford, Ltd.	3,021	9,630
Sky City Entertainment Group, Ltd.	57,494	184,641
Steel & Tube Holdings, Ltd. *	7,400	23,401
Tower, Ltd. *	37,391	60,508

		1,198,888
Norway - 0.87%
Acta Holding ASA (a)	30,000	146,618
Aktiv Kapital ASA *	5,600	90,443
Camillo Eitzen & Company ASA *	2,100	25,975
Det Norske Oljeselskapb ASA *	83,000	148,151
DOF ASA	5,500	53,925
EDB Business Partner ASA	4,400	35,053
Ekornes ASA (a)	3,800	77,128
Eltek ASA * (a)	9,400	75,969
Ementor ASA *	5,653	47,157
Farstad Shipping ASA	4,000	99,778
Fast Search & Transfer ASA * (a)	36,000	61,778
Ganger Rolf ASA	2,300	93,975
Kongsberg Gruppen ASA	1,600	75,672
Leroy Seafood Group ASA	4,400	105,388
Norse Energy Corp., ASA * (a)	62,000	37,031
Ocean Rig ASA *	28,500	180,353
Petrolia Drilling ASA * (a)	90,000	47,766
Sevan Marine ASA *	9,849	95,983
Solstad Offshore ASA	2,200	59,053
Sparebanken Midt-Norge	6,900	89,607
Tandberg ASA (a)	12,800	279,450
Tomra Systems ASA	15,121	104,568
TTS Marine ASA	3,000	53,154
Veidekke ASA	10,500	96,300

		2,180,275
Poland - 0.03%
Fabryka Kotlow Rafako SA *	16,116	72,576
Portugal - 0.31%
Impresa, SGPS SA *	13,900	51,529
Jeronimo Martins, SGPS SA * (a)	12,665	72,463
Mota Engil, SGPS SA	15,218	118,168
Semapa-Sociedade de Investimento e
Gestao, SGPS SA	7,734	129,795
Sonae Industria, SGPS SA, New *	21,800	282,418
Sonaecom, SGPS SA * (a)	22,954	125,237

		779,610
Singapore - 1.29%
Bonvests Holdings, Ltd.	56,400	49,325
Bukit Sembawang Estates, Ltd.	8,000	52,428

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
Cerebos Pacific, Ltd.	22,000	$56,855
CH Offshore, Ltd.	136,000	73,711
China Merchants Holdings Pacific, Ltd.	70,000	36,691
Chuan Hup Holdings, Ltd.	192,000	44,649
Creative Technology, Ltd. (a)	15,150	59,062
Delong Holdings, Ltd. * (a)	45,500	95,715
Ezra Holdings Pte, Ltd. (a)	41,000	158,731
Food Empire Holdings, Ltd.	44,000	25,948
Goodpack, Ltd.	28,000	39,268
Guocoland, Ltd.	25,333	78,983
Hi-P International, Ltd. (a)	80,000	36,238
Ho Bee Investment, Ltd.	45,000	53,758
Hong Fok Corp., Ltd. * (a)	68,000	65,164
Hong Leong Asia, Ltd.	43,000	89,544
Hotel Plaza, Ltd.	40,000	53,784
Hotel Properties, Ltd. * (a)	67,100	189,273
HTL International Holdings, Ltd.	57,000	32,175
Hwa Hong Corp., Ltd.	92,000	44,284
Hyflux, Ltd. (a)	31,000	53,592
Jaya Holdings, Ltd.	56,000	71,035
Jurong Technologies Industrial Corp., Ltd. (a)	64,000	28,980
K1 Ventures, Ltd. *	374,000	70,074
Keppel Telecommunications & Transportation
Company, Ltd.	47,000	125,305
Kim Eng Holdings, Ltd.	51,000	61,204
MediaRing, Ltd. *	145,000	20,467
Metro Holdings, Ltd.	81,000	47,580
MFS Technology, Ltd.	56,000	24,265
Midas Holdings, Ltd.	77,000	71,562
MobileOne, Ltd. (a)	59,000	81,635
NatSteel, Ltd.	41,000	44,895
Orchard Parade Holdings, Ltd. *	70,000	82,429
Osim International, Ltd. (a)	81,000	31,797
Petra Foods, Ltd. (a)	46,000	45,889
Raffles Education Corp., Ltd.	52,000	70,055
Robinson & Company, Ltd.	13,000	38,749
SBS Transit, Ltd.	29,500	58,849
Singapore Food Industries, Ltd. (a)	68,000	36,933
Singapore Post, Ltd.	66,000	53,826
Sinomem Technology, Ltd. *	76,000	66,743
SMRT Corp., Ltd. (a)	69,000	78,742
SP Chemicals, Ltd.	49,000	28,847
Straits Trading Company, Ltd.	39,000	114,976
Tat Hong Holdings, Ltd.	52,000	71,721
Unisteel Technology, Ltd.	31,250	40,627
United Engineers, Ltd.	25,000	54,185
United Test & Assembly Center, Ltd. *	215,000	165,561
UOB-Kay Hian Holdings, Ltd.	75,000	102,318
WBL Corp., Ltd.	17,000	49,103

		3,227,530
South Korea - 0.20%
Bukwang Pharmaceutical Company, Ltd. (a)	2,572	80,637

The accompanying notes are an integral part of the financial statements.	254

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Dongbu Hannong Chemicals Company, Ltd.	3,798	$69,176
Dongbu Securities Company, Ltd. (a)	3,337	65,403
Pantech & Curitel Communications, Inc. *	882	0
Pantech Company, Ltd. *	1,112	0
Taeyoung Engineering & Construction, Ltd.	14,200	188,935
Woongjin Holdings Company, Ltd.	1,514	27,086
Woongjin Thinkbig Company, Ltd. *	4,275	81,103

		512,340
Spain - 1.81%
Adolfo Dominguez SA	1,580	75,920
Amper SA (a)	3,877	62,497
Avanzit SA *	12,655	70,515
Baron de Ley SA *	714	50,566
Campofrio Alimentacion SA *	2,450	45,770
Construcciones & Auxiliar de Ferrocarriles SA	288	92,902
Duro Felguera SA	7,697	88,073
Electrificaciones del Norte SA	5,639	296,234
FAES FARMA SA (a)	12,406	242,698
Grupo Empresarial Ence SA	24,660	295,318
Iberpapel Gestion SA * (a)	1,220	35,804
La Seda de Barcelona SA, Series B *	127,228	424,358
Mecalux SA *	3,385	133,270
Miquel y Costas SA	1,148	39,179
Natra SA	4,190	61,233
Natraceutical SA * (a)	49,023	91,053
NH Hoteles SA *	10,996	227,402
Obrascon Huarte Lain SA	7,972	314,949
Papeles & Cartones de Europa SA *	4,271	60,765
Pescanova SA	751	36,363
Prosegur Cia de Seguridad SA	1,227	43,777
Sociedad Nacional Inds., Aplicaciones
Celulosa Espanola SA * (a)	11,739	65,927
Sol Melia SA	12,473	246,863
SOS Cuetara SA	8,556	171,072
Tecnocom, Telecomunicaciones & Energia SA *	7,191	62,306
Tubacex SA	31,018	266,531
Tubos Reunidos SA	5,645	156,769
Uralita SA	18,277	164,358
Urbas Proyectos Urbanisticos SA * (a)	10,449	25,580
Vidrala SA (a)	4,037	148,840
Viscofan SA	11,089	266,682
Zeltia SA * (a)	16,317	163,029

		4,526,603
Sweden - 1.97%
Acando AB, Series B *	14,000	29,320
Active Biotech AB *	4,200	39,123
AddTech AB, Series B (a)	3,800	94,763
Angpanneforeningen AB, Series B	2,000	47,659
Axfood AB (a)	5,750	206,165
Axis Communications AB	9,900	214,724
Bergman & Beving AB, Series B (a)	5,500	183,962

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Bilia AB, Series A	2,200	$38,737
Billerud Aktibolag AB (a)	11,500	160,901
Bong Ljungdahl AB, Series B	4,000	28,422
Cardo AB (a)	5,000	179,595
Clas Ohlson AB, Series B (a)	2,250	54,781
Concordia Maritime AB, Series B	6,500	39,079
D. Carnegie & Company AB	52,789	859,503
Elekta AB, Series B * (a)	6,000	92,091
Eniro AB	3,200	38,994
Gunnebo AB (a)	5,274	60,524
Haldex AB	3,300	77,024
Hoganas AB, Series B	7,400	212,456
IBS AB, Series B *	17,000	42,025
Industrial & Financial Systems AB *	56,000	60,842
JM AB (a)	13,867	368,657
Lindex AB	10,000	151,355
Micronic Laser Systems AB * (a)	7,700	47,714
Munters AB * (a)	4,950	70,188
New Wave Group AB, Series B	6,000	61,891
Nibe Industrier AB, Series B	10,200	147,348
Nobia AB	29,100	325,346
Nolato AB, Series B	3,400	30,139
Obsever AB *	18,200	64,408
OEM International AB, Series B *	2,700	20,407
Peab AB, Series B	8,800	267,173
Proffice AB *	10,000	27,727
Q-Med AB	14,300	198,807
Rederi AB Transatlantic, Series B	9,000	61,543
Skanditek Industriforvaltning AB	9,500	53,060
SkiStar AB, Series B (a)	5,100	84,802
Studsvik AB	1,200	34,032
Sweco AB, Series B * (a)	13,000	128,186
Teleca AB, Series B *	14,200	32,726

		4,936,199
Switzerland - 4.17%
AFG Arbonia-Forster Holding AG	394	164,815
Allreal Holding AG	553	63,266
Also Holding AG	779	44,375
Ascom Holding AG *	5,820	63,879
Bank Coop AG	1,189	77,274
Bank Sarasin & Compagnie AG, Series B	41	166,759
Banque Cantonale Vaudoise, Series B	530	250,930
Basilea Pharmaceutica AG *	636	138,946
Belimo Holding AG	55	56,385
Berner Kantonalbank *	1,072	189,381
Bobst Group AG	1,033	71,463
Bucher Industries AG	1,062	179,803
Charles Voegele Holding AG *	553	51,717
Conzzeta Holding AG	51	105,910
Cytos Biotechnology AG *	528	44,563
Daetwyler Holding AG	2,100	147,760

The accompanying notes are an integral part of the financial statements.	255

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Emmi AG	663	$86,411
EMS-Chemie Holding AG	993	132,580
Energiedienst Holding AG *	222	119,572
Flughafen Zuerich AG	524	194,187
Forbo Holding AG *	319	185,645
Galenica Holding AG	190	71,059
Georg Fischer AG *	439	332,860
Gurit Heberlein AG	475	536,493
Helvetia Patria Holding AG	769	270,345
Hiestand Holding AG, Series A (a)	37	68,989
Jelmoli Holding AG	51	151,888
Kaba Holding AG, Series B * (a)	351	98,291
Kudelski SA (a)	1,673	52,420
Kuoni Reisen Holding AG, Series B	3,158	1,598,169
LEM Holding SA	350	102,685
Luzerner Kantonalbank	435	97,828
Medisize Holding AG	3,598	254,030
Mobilezone Holding AG	8,109	50,377
Phoenix Mecano AG	185	80,819
PubliGroupe SA	373	129,534
Rieter Holding AG	1,205	643,905
SEZ Holding AG	2,074	48,306
Sia Abrasives Holding AG	134	51,658
St. Galler Kantonalbank * (a)	320	135,664
Swissfirst AG	465	33,135
Swisslog Holding AG * (a)	37,946	58,671
Swissquote Group Holding SA *	1,660	85,805
Tamedia AG	447	61,834
Tecan Group AG *	2,047	123,591
Temenos Group AG * (a)	3,887	92,398
Valiant Holding AG * (a)	5,783	843,849
Valora Holding AG	858	163,832
Verwaltungs & Privat Bank AG	5,047	1,249,532
Von Roll Holding AG *	20,062	156,412
Vontobel Holding AG	2,200	107,806
Zehnder Group AG	27	57,433
Zuger Kantonalbank	35	100,291

		10,445,530
Taiwan - 0.09%
Shinkong Synthetic Fibers Corp. *	568,771	212,807
Sinyi Realty Company, Ltd. *	6,000	19,881

		232,688
United Kingdom - 20.09%
A.G. Barr PLC	2,441	58,641
Abacus Group PLC	13,889	23,716
Abbot Group PLC	38,594	225,167
Aberdeen Asset Management PLC	118,701	428,271
Acal PLC	5,883	37,128
AEA Technology PLC *	18,852	45,975
Aga Foodservice Group PLC *	22,290	192,457
Aggreko PLC	98,123	1,065,757

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Alexon Group PLC	8,602	$39,838
Alfred McAlpine PLC	18,539	178,546
Alizyme PLC *	58,896	103,637
Alphameric PLC *	33,484	21,306
Amstrad PLC	11,470	34,756
Anite Group PLC	41,216	66,647
Antisoma PLC *	137,552	86,174
ARC International PLC *	45,915	41,353
Arena Leisure PLC	50,686	61,701
Arriva PLC	35,959	551,161
Ashtead Group PLC	106,406	276,831
Autonomy Corp. PLC *	36,311	681,796
Aveva Group PLC	7,896	148,292
Avis Europe PLC *	65,846	64,086
Avon Rubber PLC	11,107	32,902
Axis-Shield PLC *	6,029	33,722
Axon Group PLC	13,826	207,199
Babcock International Group PLC	32,683	361,542
BBA Aviation PLC	68,439	334,104
Bespak PLC	7,040	90,348
BICC PLC	11,190	107,518
Biocompatibles International PLC *	10,935	38,195
Blacks Leisure Group PLC	5,193	32,760
Blinkx PLC *	34,951	27,136
Bloomsbury Publishing PLC	15,244	50,413
Bodycote International PLC	295,612	1,588,920
Bovis Homes Group PLC	24,215	376,810
BPP Holdings PLC	5,823	63,845
Brammer PLC *	5,727	36,395
Brewin Dolphin Holdings PLC	36,061	147,303
Brit Insurance Holdings PLC	63,981	457,430
British Polythene Industries PLC *	4,400	34,007
Britvic PLC	11,674	78,379
BSS Group PLC	15,247	152,230
Burren Energy PLC	14,828	242,989
Business Post Group PLC	6,109	55,604
Capital & Regional PLC	14,846	281,748
Care UK PLC	6,169	80,926
Carillion PLC	47,584	386,909
Carpetright PLC	6,062	146,373
Castings PLC	6,764	40,151
Catlin Group, Ltd.	5,526	54,296
Centaur Media PLC	37,860	99,038
Charles Stanley Group PLC	5,789	38,502
Charter PLC *	16,999	383,556
Chemring Group PLC	7,531	305,552
Chime Communications PLC	25,000	25,334
Chloride Group PLC	46,548	147,534
Chrysalis Group PLC	18,683	48,557
Clinton Cards PLC	33,476	42,100
Colt Telecom Group PLC *	15,623	49,445
Communisis PLC	29,820	42,096

The accompanying notes are an integral part of the financial statements.	256

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Computacenter PLC	23,039	$83,797
Cookson Group PLC	39,520	613,934
Costain Group PLC *	84,259	70,776
Cranswick PLC	9,285	147,536
Creston PLC	10,587	29,421
Croda International PLC	16,938	226,180
CSR PLC * (a)	11,810	155,169
D.S. Smith PLC	179,314	823,059
Dairy Crest Group PLC	26,977	393,381
Dana Petroleum PLC *	12,006	234,582
Davis Service Group PLC	30,431	363,411
Dawson Holdings PLC	18,937	42,581
De La Rue PLC *	25,355	381,797
Dechra Pharmaceuticals PLC	20,895	143,625
Delta PLC	17,178	41,787
Detica Group PLC	21,459	136,437
Development Securities PLC	9,003	109,155
Devro PLC	33,835	60,045
Dicom Group PLC	14,754	50,804
Dignity PLC	5,680	78,498
Diploma PLC	2,919	54,331
Domestic & General Group PLC	4,202	101,438
Domino Printing Sciences PLC	29,115	185,992
DTZ Holdings PLC	19,551	213,671
E2V Technologies PLC	10,056	61,894
Electrocomponents PLC	133,547	686,508
Elementis PLC	72,963	142,255
EMAP PLC	5,958	109,172
Emerald Energy PLC *	6,316	25,539
Ennstone PLC	52,985	45,532
Enodis PLC	69,220	255,552
Entertainment Rights PLC *	92,761	55,352
Erinaceous Group PLC	12,246	30,870
Euromoney Institutional Investor PLC	19,007	207,780
Evolution Group PLC	41,382	106,582
Expro International Group PLC	19,421	396,897
F&C Asset Management PLC	110,863	437,007
Fenner PLC	16,871	80,706
Filtrona PLC	35,950	174,035
Findel PLC	15,671	227,040
First Choice Holidays PLC	37,488	224,669
FKI PLC	82,889	177,171
Forth Ports PLC	6,238	226,063
Fortune Oil PLC *	359,509	43,937
Foseco PLC *	9,846	42,765
French Connection Group PLC	17,888	69,274
Fuller Smith & Turner PLC	4,822	65,806
Future PLC	44,714	41,606
Galiform PLC *	112,844	296,616
Galliford Try PLC	63,253	186,697
Game Group PLC	182,118	703,015
GCAP Media PLC	28,992	132,451

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Go-Ahead Group PLC	4,821	$267,823
Greene King PLC	13,780	279,742
Greggs PLC	865	92,634
Gyrus Group PLC *	30,914	278,066
Halfords Group PLC	17,950	147,192
Halma PLC	89,053	391,395
Headlam Group PLC	15,591	182,292
Helical Bar PLC	17,052	158,682
Helphire PLC	16,744	128,211
Henderson Group PLC	154,005	473,806
Henry Boot PLC	22,990	112,791
Highway Insurance Holdings PLC	55,651	80,428
Hikma Pharmaceuticals PLC *	9,949	82,886
Hill & Smith Holdings PLC	19,511	148,508
Hiscox PLC	54,162	295,844
HMV Group PLC	34,396	85,878
Holidaybreak PLC	5,973	100,137
Homeserve PLC	57,619	1,994,278
Hunting PLC	24,225	356,072
Huntsworth PLC	20,523	40,572
Hyder Consulting PLC	4,784	46,861
IG Group Holdings PLC	29,877	189,425
Imagination Technologies Group PLC *	26,486	70,773
IMI PLC	9,255	105,785
Innovation Group PLC *	119,179	77,098
Intec Telecom Systems PLC *	40,144	43,201
Interserve PLC	6,095	57,148
Intertek Group PLC	26,185	520,437
Investec PLC	12,863	140,843
iSOFT Group PLC *	219,087	302,648
ITE Group PLC	44,002	150,373
J.D. Wetherspoon PLC	24,171	285,961
James Fisher & Sons PLC	11,043	151,435
Jardine Lloyd Thompson Group PLC *	17,641	135,848
Jessops PLC	13,570	3,565
JJB Sports PLC	47,024	199,677
JKX Oil & Gas PLC	56,800	445,926
John Wood Group PLC	56,044	409,341
Johnson Service Group PLC	10,919	65,425
Johnston Press PLC	45,952	358,392
Keller Group PLC	10,102	226,000
Kesa Electricals PLC	16,785	105,103
Kier Group PLC	2,616	101,746
Kiln, Ltd.	63,629	150,490
Kingston Communications PLC	61,986	89,242
Laird Group PLC *	31,885	373,749
Laura Ashley Holdings PLC	68,094	34,503
Liontrust Asset Management PLC	5,127	41,345
Lookers PLC	35,795	117,793
Low & Bonar PLC	45,266	125,518
Luminar PLC	15,729	225,278
M.J. Gleeson Group PLC	11,305	85,561

The accompanying notes are an integral part of the financial statements.	257

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Management Consulting Group PLC	104,375	$104,987
Marshalls PLC	22,799	146,796
Marston's PLC	71,152	536,734
Marylebone Warwick Balfour Group PLC *	24,660	146,266
McBride PLC	26,220	101,523
Melrose Resources PLC	17,369	112,087
Metalrax Group PLC	29,412	39,295
Mice Group PLC	64,572	7,813
Micro Focus International PLC	9,800	57,673
Minerva PLC *	29,079	163,649
Misys PLC	40,357	188,608
Mitie Group PLC	39,512	207,437
Morgan Crucible Company PLC	40,098	250,025
Morgan Sindall PLC	13,744	489,542
Morse PLC	21,375	40,951
Mothercare PLC	12,706	101,661
Mouchel Parkman PLC	22,298	185,577
N. Brown Group PLC	43,978	249,596
National Express Group PLC	13,238	336,235
Nord Anglia Education PLC *	6,519	40,924
Northern Foods PLC	47,494	98,462
Northgate Information Solutions PLC	106,937	156,948
Northgate PLC	10,631	239,944
Northumbrian Water Group PLC	46,421	324,900
NSB Retail Systems PLC	64,125	34,269
Oxford Biomedica PLC *	90,000	77,375
Pace Micro Technology PLC *	44,430	91,404
Paypoint PLC	5,867	71,168
Pendragon PLC	119,021	182,655
Photo-Me International PLC	22,753	29,771
Pinewood Shepperton PLC	8,060	41,855
Premier Farnell PLC	52,563	193,456
Premier Oil PLC *	19,397	398,288
Protherics PLC *	31,033	31,822
Psion PLC	17,318	42,418
PZ Cussons PLC	32,680	111,766
QXL Ricardo PLC *	4,040	92,364
Rathbone Brothers PLC	7,195	195,129
Raymarine PLC	13,480	78,366
Redrow PLC	32,950	343,266
Regent Inns PLC *	12,166	18,742
Regus Group PLC	198,278	537,765
Renishaw PLC	9,048	129,361
Rensburg Sheppards PLC	4,945	80,721
Restaurant Group PLC	25,822	158,433
RM PLC	11,530	44,925
Robert Walters PLC	17,416	109,691
Robert Wiseman Dairies PLC	9,457	85,639
ROK PLC	20,480	92,719
Rotork PLC	15,924	324,264
Royalblue Group PLC	5,476	113,082
RPC Group PLC	19,627	116,565

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
RPS Group PLC	47,731	$370,366
Savills PLC	18,273	181,820
SCI Entertainment Group PLC *	12,995	77,765
SDL PLC *	10,750	85,953
Senior PLC	136,652	312,600
Severfield-Rowen PLC	1,973	93,787
Shanks Group PLC	42,010	200,978
Shore Capital Group PLC	82,607	120,691
SIG PLC	14,360	371,854
Skyepharma PLC *	127,235	42,551
SMG PLC *	31,166	28,283
Smiths News PLC	27,259	80,534
Soco International PLC *	9,700	391,044
Sondex PLC	6,737	57,527
Spectris PLC	17,256	310,648
Speedy Hire PLC	4,678	111,731
Spirax-Sarco Engineering PLC	28,330	558,659
Spirent Communications PLC, ADR *	107,904	143,988
Spirent Communications PLC *	1,208	6,221
Sportech PLC *	67,000	18,572
Spring Group PLC	29,466	41,954
SSL International PLC	42,217	376,535
St. Ives Group PLC	15,694	69,124
St. Modwen Properties PLC	23,243	245,403
Stagecoach Group PLC	32,743	147,246
Surfcontrol PLC *	4,312	60,218
Taylor Nelson Sofres PLC	52,452	243,781
TDG PLC	11,424	60,537
Ted Baker PLC	4,286	50,829
Telent PLC *	12,810	125,937
Thorntons PLC	10,805	37,227
Thus Group PLC *	17,980	53,995
Topps Tiles PLC	25,009	115,790
Town Centre Securities PLC	11,969	108,343
TT electronics PLC	25,281	89,203
UK Coal PLC *	38,818	409,324
Ultra Electronics Holdings PLC	4,987	118,525
Umeco PLC	8,762	103,397
Uniq PLC	31,252	142,879
UTV PLC *	5,622	47,090
Vanco PLC *	9,115	53,451
Venture Production PLC	18,606	280,290
Vernalis PLC *	62,378	58,851
Victrex PLC	29,565	418,789
Vislink PLC	22,958	35,539
Vitec Group PLC	8,660	103,388
VT Group PLC	12,096	140,139
W.H. Smith PLC	27,259	226,509
W.S. Atkins PLC	20,825	450,336
Wagon PLC	23,762	24,391
Weir Group PLC	33,017	550,489
Whatman PLC	50,013	224,773

The accompanying notes are an integral part of the financial statements.	258

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
White Young Green PLC	8,638	$78,738
Wilmington Group PLC	8,311	39,588
Wincanton PLC	21,560	166,848
Wolfson Microelectronics PLC *	17,835	91,174
Woolworths Group PLC	94,167	43,797
WSP Group PLC	6,248	89,097
Xaar PLC	8,223	35,102
Xansa PLC	43,446	112,357
Yule Catto & Company PLC	83,739	406,492
Zetex PLC	22,571	34,284

		50,315,272

TOTAL COMMON STOCKS (Cost $225,398,372)		$248,976,036

PREFERRED STOCKS - 0.08%

Australia - 0.02%
Village Roadshow, Ltd. *	14,480	37,331

Germany - 0.06%
Hugo Boss AG * (a)	2,623	154,917

TOTAL PREFERRED STOCKS (Cost $158,777)		$192,248

WARRANTS - 0.01%

Hong Kong - 0.00%
Asia Standard International Group
(Expiration Date 09/07/2010, Strike
Price .29 HKD)	312,263	0
Matsunichi Communication Holdings, Ltd.
(Expiration Date 08/28/2010, Strike
Price 6.00 HKD)	9,300	883
New Zealand - 0.00%
Infratil, Ltd.
(Expiration Date 06/29/2012, Strike
Price 4.12 NZD)	6,595	3,055
New Zealand Oil & Gas, Ltd.
(Expiration Date 06/30/2008; Strike
Price 1.50 NZD)	6,394	561

		3,616
Singapore - 0.01%
Bukit Sembawang Estates, Ltd.
(Expiration Date 11/13/2007; Strike
Price 4.00 SGD)	4,000	15,747

TOTAL WARRANTS (Cost $10,905)		$20,246

RIGHTS - 0.00%

Spain - 0.00%
Avanzit SA (Expiration Date 09/13/2007,
Strike Price 1.80 EUR)	12,655	4,315

TOTAL RIGHTS (Cost $0)		$4,315

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 18.38%
John Hancock Cash Investment Trust (c)	$46,052,319	$46,052,319

TOTAL SHORT TERM INVESTMENTS
(Cost $46,052,319)		$46,052,319

Total Investments (International Small Company Fund)
(Cost $271,620,373) - 117.87%		$295,245,164
Liabilities in Excess of Other Assets - (17.87)%		(44,755,399)

TOTAL NET ASSETS - 100.00%		$250,489,765

The portfolio had the following five top industry concentrations as of
August 31, 2007 (as a percentage of total net assets):

Building Materials & Construction	6.58%
Banking	4.60%
Food & Beverages	4.33%
Industrial Machinery	3.94%
Business Services	3.62%

International Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.93%

Australia - 1.23%
National Australia Bank, Ltd.	467,046	$15,246,168

Austria - 0.49%
Telekom Austria AG	235,900	6,099,774

Belgium - 0.93%
Belgacom SA (a)	263,260	11,565,292

Cayman Islands - 1.38%
ACE, Ltd.	296,576	17,130,230

China - 0.51%
China Telecom Corp., Ltd.	10,927,589	6,316,224

Denmark - 0.49%
Vestas Wind Systems AS * (a)	90,817	6,159,076

Finland - 2.24%
Stora Enso Oyj, R Shares (a)	761,350	13,734,366
UPM-Kymmene Oyj	623,961	14,179,248

		27,913,614
France - 10.88%
AXA Group SA (a)	611,016	24,451,363
France Telecom SA	1,133,751	34,195,056
Sanofi-Aventis SA (a)	347,636	28,508,823
Thomson SA (a)	1,198,580	19,664,142
Total SA	263,812	19,809,659
Vivendi SA (a)	212,330	8,666,432

		135,295,475
Germany - 5.24%
Bayerische Motoren Werke (BMW) AG (a)	226,134	13,757,937

The accompanying notes are an integral part of the financial statements.	259

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Deutsche Post AG	444,961	$12,940,554
E.ON AG	35,799	6,009,658
Muenchener Rueckversicherungs-
Gesellschaft AG	86,666	14,986,968
Siemens AG	139,239	17,491,466

		65,186,583
Hong Kong - 1.51%
Hutchison Whampoa, Ltd.	1,891,620	18,775,827
Israel - 1.58%
Check Point Software Technologies, Ltd. *	837,770	19,654,084
Italy - 3.72%
Eni SpA	479,819	16,595,026
Mediaset SpA	1,811,657	19,264,840
UniCredito Italiano SpA	1,210,957	10,416,000

		46,275,866
Japan - 6.37%
Aiful Corp. (a)	227,099	4,527,568
Konica Minolta Holdings, Inc. (a)	1,108,462	17,330,008
Mitsubishi UFJ Financial Group, Inc. (a)	591	5,663,309
NGK Spark Plug Company, Ltd. (a)	774,000	12,757,703
Nissan Motor Company, Ltd.	1,146,200	10,945,251
Promise Company, Ltd. (a)	193,550	5,324,034
Sony Corp. (a)	310,014	14,836,287
USS Company, Ltd.	115,840	7,797,636

		79,181,796
Netherlands - 6.40%
ING Groep NV	696,392	28,063,349
Koninklijke (Royal) Philips Electronics NV	393,236	15,566,297
Reed Elsevier NV (a)	1,396,045	25,217,245
Vedior NV	468,640	10,673,512

		79,520,403
Norway - 2.53%
Norske Skogindustrier ASA	924,814	11,281,223
Telenor ASA	1,092,361	20,192,536

		31,473,759
Singapore - 3.87%
Flextronics International, Ltd. *	1,139,250	12,976,057
Singapore Telecommunications, Ltd. (a)	6,779,000	16,215,456
Venture Corp., Ltd.	1,842,840	18,884,171

		48,075,684
South Korea - 4.57%
Kookmin Bank, SADR	114,721	9,344,025
KT Corp., SADR	181,994	4,335,097
Samsung Electronics Company, Ltd., GDR	101,364	32,183,070
SK Telecom Company, Ltd., ADR (a)	399,323	10,929,471

		56,791,663
Spain - 2.92%
Gamesa Corporacion Tecno SA (a)	153,681	6,135,965
Repsol SA	334,212	12,058,596

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Spain (continued)
Telefonica SA	728,814	$18,147,225

		36,341,786
Sweden - 0.89%
Securitas AB, B Shares	463,848	6,148,076
Securitas Systems AB, B Shares	1,393,848	4,917,391

		11,065,467
Switzerland - 3.93%
Nestle SA	36,727	16,028,984
Novartis AG	302,120	15,947,994
Swiss Re	140,663	11,884,246
UBS AG	94,648	4,962,537

		48,823,761
Taiwan - 5.66%
Chunghwa Telecom Company, Ltd., SADR	806,846	14,135,935
Compal Electronics, Inc., GDR	2,334,867	13,262,046
Lite-On Technology Corp., GDR (a)	1,101,069	17,314,524
Lite-On Technology Corp.	2,004,100	3,162,173
Mega Financial Holding Company, Ltd.	36,182,000	22,527,614

		70,402,292
Thailand - 0.00%
Advanced Info Service PCL	3,000	8,214
United Kingdom - 28.59%
Amvescap PLC	382,002	4,663,542
Aviva PLC	1,294,190	18,543,334
BAE Systems PLC	610,443	5,715,337
BP PLC	2,568,502	28,870,277
British Sky Broadcasting Group PLC	1,789,876	24,441,944
Centrica PLC	2,211,102	17,236,386
Compass Group PLC	3,549,337	23,329,694
Fiberweb PLC	343,555	916,268
GlaxoSmithKline PLC	970,775	25,338,919
Group 4 Securicor PLC	4,888,270	19,628,917
HSBC Holdings PLC	1,386,040	25,067,064
Kingfisher PLC	2,632,550	11,099,647
Old Mutual PLC (a)	5,395,832	17,428,423
Pearson PLC	808,116	12,151,703
Reed Elsevier PLC	89,874	1,086,640
Rentokil Initial PLC	3,336,007	11,686,916
Royal Bank of Scotland Group PLC	2,380,836	27,671,164
Royal Dutch Shell PLC, B Shares	582,923	22,735,709
Tesco PLC	1,174,590	10,100,109
Unilever PLC	511,051	16,153,516
Vodafone Group PLC	9,781,526	31,616,746

		355,482,255

TOTAL COMMON STOCKS (Cost $1,001,902,792)		$1,192,785,293

SHORT TERM INVESTMENTS - 16.81%
John Hancock Cash Investment Trust (c)	$163,204,173	$163,204,173

The accompanying notes are an integral part of the financial statements.	260

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)

Paribas Corp. Time Deposit
5.25% due 09/04/2007	$45,800,000	$45,800,000

TOTAL SHORT TERM INVESTMENTS
(Cost $209,004,173)		$209,004,173

REPURCHASE AGREEMENTS - 0.07%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$876,448 on 09/04/2007,
collateralized by $790,000 Federal
Home Loan Mortgage Corp.,
6.25% due 07/15/2032 (valued at
$893,699, including interest)	$876,000	$876,000

TOTAL REPURCHASE AGREEMENTS
(Cost $876,000)		$876,000

Total Investments (International Value Fund)
(Cost $1,211,782,965) - 112.81%		$1,402,665,466
Liabilities in Excess of Other Assets - (12.81)%		(159,306,990)

TOTAL NET ASSETS - 100.00%		$1,243,358,476

The portfolio had the following five top industry concentrations as of
August 31, 2007 (as a percentage of total net assets):

Telecommunications Equipment & Services	13.97%
Insurance	10.66%
Electronics	9.18%
Banking	5.50%
Financial Services	5.03%

Investment Quality Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 31.54%

Treasury Inflation Protected
Securities (d) - 8.12%
1.875% due 07/15/2013	$3,516,485	$3,429,396
2.375% due 04/15/2011	10,076,544	10,052,924

		13,482,320
U.S. Treasury Bonds - 18.15%
6.25% due 08/15/2023	2,000,000	2,305,156
7.875% due 02/15/2021	7,250,000	9,428,400
8.125% due 08/15/2021	1,600,000	2,130,499
8.125% due 08/15/2019 ****	3,060,000	3,991,149
8.75% due 08/15/2020	7,285,000	10,034,520
8.875% due 08/15/2017 to 02/15/2019	1,655,000	2,227,785

		30,117,509

Investment Quality Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Notes - 5.27%
6.50% due 02/15/2010		$8,300,000	$8,737,692

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $51,908,522)			$52,337,521

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.65%

Federal Home Loan Bank - 1.28%
5.80% due 09/02/2008		2,105,000	2,122,560

Federal Home Loan Mortgage Corp. - 1.81%
4.00% due 11/15/2019		135,265	122,104
5.00% due 03/01/2019 to 12/01/2019		756,293	739,729
6.30% due 03/15/2023		2,188	2,190
6.50% due 04/01/2029 to 08/01/2034		28,358	28,909
6.625% due 09/15/2009		2,030,000	2,103,573
7.50% due 06/01/2010 to 05/01/2028		9,265	9,639

			3,006,144
Federal National Mortgage
Association - 5.30%
3.125% due 12/15/2007		541,000	537,768
4.682% due 05/01/2013		196,549	190,583
4.86% due 01/01/2015		2,954,666	2,891,190
4.874% due 02/01/2013		266,228	261,360
5.00% due 03/01/2019 to 06/01/2019		1,459,782	1,427,944
5.50% due 08/01/2035 to 11/01/2035		1,298,911	1,269,800
5.636% due 12/01/2011		222,368	224,968
5.885% due 11/01/2011		170,319	173,884
6.051% due 03/01/2012 to 05/01/2012		259,588	266,162
6.085% due 10/01/2011		149,352	152,863
6.43% due 01/01/2008		37,561	37,412
6.44% due 02/01/2011		464,506	478,475
6.50% due 09/01/2031		132	135
6.625% due 09/15/2009		850,000	881,278
6.80% due 10/01/2007		1,815	1,807
7.00% due 06/01/2029		495	514

			8,796,143
Government National Mortgage
Association - 0.21%
6.00% due 08/15/2008 to 04/15/2035		95,516	96,374
6.50% due 06/15/2028 to 08/15/2034		56,933	58,177
7.00% due 11/15/2031 to 05/15/2033		173,271	180,661
8.00% due 07/15/2030 to 10/15/2030		3,597	3,823

			339,035
Housing & Urban Development - 0.05%
7.498% due 08/01/2011		81,000	85,102

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,514,256)			$14,348,984

FOREIGN GOVERNMENT OBLIGATIONS - 2.17%

Argentina - 0.12%
Republic of Argentina, Series BADL
11.065% due 02/20/2008 (b)	ARS	666,300	210,366

The accompanying notes are an integral part of the financial statements.	261

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Brazil - 1.73%
Federative Republic of Brazil
10.00% due 01/01/2017	BRL	2,780,000	$1,279,372
10.00% due 01/01/2014		3,355,000	1,587,579

			2,866,951
Mexico - 0.32%
Government of Mexico
6.75% due 09/27/2034		$300,000	325,800
9.00% due 12/24/2009	MXN	2,200,000	205,279

			531,079

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,575,926)			$3,608,396

CORPORATE BONDS - 35.00%

Advertising - 0.01%
R.H. Donnelley Corp.
6.875% due 01/15/2013		$5,000	4,713
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013		10,000	9,425

			14,138
Aerospace - 0.08%
Goodrich Corp.
7.10% due 11/15/2027		115,000	125,693

Agriculture - 0.01%
Case New Holland, Inc.
7.125% due 03/01/2014		10,000	10,100
Mosaic Company
7.375% due 12/01/2014		5,000	5,087
7.625% due 12/01/2016		5,000	5,125

			20,312
Air Travel - 0.28%
American Airlines
3.857% due 07/09/2010		21,120	20,332
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018		118,480	119,997
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017		280,590	283,143
Continental Airlines, Inc., Series A
5.983% due 04/19/2022		30,000	29,175
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021		14,013	14,766

			467,413
Aluminum - 0.04%
Alcan, Inc.
6.45% due 03/15/2011		59,000	61,510
Novelis, Inc.
7.25% due 02/15/2015		3,000	2,910

			64,420
Auto Parts - 0.05%
TRW Automotive, Inc.
7.00% due 03/15/2014		75,000	69,750

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Auto Parts (continued)
United Rentals North America, Inc.
6.50% due 02/15/2012	$10,000	$10,050

		79,800
Auto Services - 0.01%
Avis Budget Car Rental LLC
7.625% due 05/15/2014	15,000	14,625

Automobiles - 0.26%
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008	205,000	204,011
8.50% due 01/18/2031	175,000	216,498
General Motors Corp.
8.375% due 07/15/2033	14,000	11,235

		431,744
Banking - 3.67%
Bank of America Corp.
4.375% due 12/01/2010	436,000	425,627
5.42% due 03/15/2017	1,600,000	1,538,374
Chase Manhattan Corp.
7.00% due 11/15/2009	135,000	140,533
Citicorp
6.375% due 11/15/2008	231,000	234,311
First Republic Bank of San Francisco
7.75% due 09/15/2012	111,000	119,771
First Union National Bank
7.80% due 08/18/2010	350,000	378,006
HBOS PLC
6.00% due 11/01/2033	210,000	205,401
National Australia Bank, Ltd.
8.60% due 05/19/2010	23,000	25,153
NBD Bancorp
8.25% due 11/01/2024	270,000	321,868
Republic New York Corp.
9.50% due 04/15/2014	135,000	160,341
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	696,000	714,526
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017	165,000	155,925
7.175% due 05/16/2013	250,000	258,430
Sanwa Bank Ltd., New York Branch
7.40% due 06/15/2011	300,000	321,918
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	30,000	29,518
VTB Capital SA
6.25% due 07/02/2035	150,000	145,875
Wachovia Corp.
5.75% due 06/15/2017	925,000	919,592

		6,095,169
Broadcasting - 0.97%
British Sky Broadcasting Group PLC
5.625% due 10/15/2015	131,000	129,500
CanWest Media, Inc.
8.00% due 09/15/2012	10,000	9,738

The accompanying notes are an integral part of the financial statements.	262

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Broadcasting (continued)
Clear Channel Communications, Inc.
7.65% due 09/15/2010	$400,000	$397,500
Comcast Cable Communications
8.50% due 05/01/2027	189,000	225,167
Grupo Televisa SA
6.625% due 03/18/2025	62,000	62,873
Liberty Media Corp.
5.70% due 05/15/2013	4,000	3,698
7.75% due 07/15/2009	90,000	92,400
7.875% due 07/15/2009	9,000	9,310
8.25% due 02/01/2030	2,000	1,940
News America Holdings, Inc.
7.75% due 01/20/2024	453,000	498,822
Viacom, Inc.
6.625% due 05/15/2011	175,000	181,426

		1,612,374
Building Materials & Construction - 0.10%
Ahern Rentals, Inc.
9.25% due 08/15/2013	30,000	29,550
SCL Terminal Aereo Santiago
6.95% due 07/01/2012	129,562	131,339

		160,889
Business Services - 0.14%
Deluxe Corp.
7.375% due 06/01/2015	50,000	49,250
FedEx Corp., Series 981A
6.72% due 01/15/2022	151,259	158,520
Harland Clarke Holdings Corp.
9.50% due 05/15/2015	5,000	4,475
Sungard Data Systems, Inc.
9.125% due 08/15/2013	23,000	23,747
West Corp.
11.00% due 10/15/2016	5,000	5,075

		241,067
Cable & Television - 2.26%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	13,000	12,448
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	15,000	14,700
Coleman Cable, Inc.
9.875% due 10/01/2012	15,000	14,438
Comcast Corp.
5.85% due 11/15/2015	350,000	346,761
6.30% due 11/15/2017	500,000	505,071
6.50% due 11/15/2035	175,000	170,375
Cox Communications, Inc.
7.125% due 10/01/2012	458,000	485,893
Cox Enterprises, Inc.
4.375% due 05/01/2008	64,000	63,424
CSC Holdings, Inc.
7.625% due 07/15/2018	21,000	19,267
DirecTV Holdings LLC
6.375% due 06/15/2015	10,000	9,350

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
LIN Television Corp.
6.50% due 05/15/2013	$5,000	$4,700
LIN Television Corp., Series B
6.50% due 05/15/2013	7,000	6,580
Mediacom Broadband LLC
8.50% due 10/15/2015	37,000	36,630
Mediacom LLC/Mediacom Capital Corp.
7.875% due 02/15/2011	5,000	4,963
9.50% due 01/15/2013	4,000	4,000
Quebecor Media, Inc.
7.75% due 03/15/2016	10,000	9,512
Rogers Cable, Inc.
6.25% due 06/15/2013	130,000	131,596
Shaw Communications, Inc.
8.25% due 04/11/2010	4,000	4,170
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	3,000	3,030
TCI Communications, Inc.
8.75% due 08/01/2015	183,000	214,222
Time Warner Cable, Inc.
5.85% due 05/01/2017	645,000	630,414
Time Warner, Inc.
7.25% due 10/15/2017	60,000	64,427
7.70% due 05/01/2032	427,000	467,204
Viacom, Inc.
6.25% due 04/30/2016	252,000	252,424
7.875% due 07/30/2030	250,000	269,360

		3,744,959
Cellular Communications - 0.47%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	94,000	101,244
8.125% due 05/01/2012	56,000	61,935
8.75% due 03/01/2031	217,000	270,506
Cingular Wireless LLC
7.125% due 12/15/2031	67,000	72,250
Dobson Communications Corp.
8.375% due 11/01/2011	15,000	15,862
Rogers Wireless, Inc.
9.625% due 05/01/2011	27,000	30,438
Vodafone Group PLC
7.75% due 02/15/2010	211,000	222,299

		774,534
Chemicals - 0.41%
Agrium, Inc.
7.125% due 05/23/2036	225,000	228,735
Cytec Industries, Inc.
4.60% due 07/01/2013	135,000	126,229
5.50% due 10/01/2010	90,000	90,516
6.00% due 10/01/2015	200,000	198,353
Equistar Chemicals LP
10.625% due 05/01/2011	5,000	5,275
Georgia Gulf Corp.
9.50% due 10/15/2014	20,000	18,500
IMC Global, Inc.
7.30% due 01/15/2028	3,000	2,790

The accompanying notes are an integral part of the financial statements.	263

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Chemicals (continued)
Lyondell Chemical Company
8.00% due 09/15/2014	$5,000	$5,438

		675,836
Coal - 0.06%
Peabody Energy Corp.
6.875% due 03/15/2013	11,000	10,972
7.375% due 11/01/2016	95,000	95,713

		106,685
Commercial Services - 0.02%
Aramark Servises, Inc.
8.50% due 02/01/2015	10,000	9,963
8.50% due 02/01/2015	5,000	4,981
Rental Service Corp., Series 144A
9.50% due 12/01/2014	20,000	19,575

		34,519
Computers & Business Equipment - 0.14%
Xerox Corp.
5.50% due 05/15/2012	95,000	93,915
6.40% due 03/15/2016	125,000	126,362
7.20% due 04/01/2016	15,000	15,430

		235,707
Containers & Glass - 0.09%
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	16,000	16,400
Pactiv Corp.
5.875% due 07/15/2012	135,000	137,459

		153,859
Correctional Facilities - 0.06%
Corrections Corp. of America
6.75% due 01/31/2014	100,000	98,000

Crude Petroleum & Natural Gas - 0.25%
Atmos Energy Corp.
6.35% due 06/15/2017	75,000	76,395
Burlington Resources Finance Company
7.40% due 12/01/2031	159,000	181,433
Chesapeake Energy Corp.
6.50% due 08/15/2017	20,000	19,050
6.625% due 01/15/2016	97,000	93,848
7.50% due 09/15/2013	3,000	3,052
7.625% due 07/15/2013	10,000	10,225
OPTI Canada, Inc.
7.875% due 12/15/2014	10,000	10,025
PetroHawk Energy Corp.
9.125% due 07/15/2013	15,000	15,637

		409,665
Domestic Oil - 0.23%
Delta Petroleum Corp.
7.00% due 04/01/2015	25,000	20,375
Exco Resources, Inc.
7.25% due 01/15/2011	4,000	4,030
Motiva Enterprises LLC
5.20% due 09/15/2012	148,000	147,916

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Domestic Oil (continued)
Valero Energy Corp.
8.75% due 06/15/2030	$162,000	$201,598
Whiting Petroleum Corp.
7.00% due 02/01/2014	3,000	2,828
7.25% due 05/01/2013	3,000	2,858

		379,605
Drugs & Health Care - 0.02%
Allegiance Corp.
7.00% due 10/15/2026	13,000	13,807
Rite Aid Corp.
8.125% due 05/01/2010	18,000	18,000

		31,807
Electrical Utilities - 2.12%
AES Corp.
9.00% due 05/15/2015	14,000	14,595
Avista Corp.
9.75% due 06/01/2008	17,000	17,495
Baltimore Gas & Electric Company
6.35% due 10/01/2036	75,000	73,257
Carolina Power & Light Company
6.50% due 07/15/2012	371,000	388,865
CMS Energy Corp.
8.50% due 04/15/2011	4,000	4,258
Commonwealth Edison Company
5.95% due 08/15/2016	125,000	125,054
6.15% due 03/15/2012	92,000	94,147
Dynegy Holdings, Inc.
7.125% due 05/15/2018	15,000	13,350
8.375% due 05/01/2016	10,000	9,825
Edison Mission Energy
7.75% due 06/15/2016	20,000	20,150
Exelon Generation Company, LLC
6.95% due 06/15/2011	185,000	192,995
Georgia Power Company
5.25% due 12/15/2015	150,000	146,615
New York State Electric & Gas Corp.
5.75% due 05/01/2023	74,000	70,410
Northern States Power Company
6.25% due 06/01/2036	125,000	126,003
6.50% due 03/01/2028	67,000	69,798
NSTAR
8.00% due 02/15/2010	270,000	288,338
Ohio Edison Company
4.00% due 05/01/2008	212,000	209,416
Old Dominion Electric Cooperative
6.25% due 06/01/2011	141,000	146,901
Pacificorp
6.375% due 05/15/2008	135,000	135,736
Pacificorp Australia LLC
6.15% due 01/15/2008	111,000	111,523
PSEG Power LLC
8.625% due 04/15/2031	154,000	189,125
Puget Sound Energy, Inc.
7.00% due 03/09/2029	54,000	59,025

The accompanying notes are an integral part of the financial statements.	264

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Reliant Energy, Inc.
6.75% due 12/15/2014	$10,000	$9,900
Southern California Edison Company
6.00% due 01/15/2034	201,000	198,130
TXU Corp., Series O
4.80% due 11/15/2009	74,000	72,609
TXU Corp., Series P
5.55% due 11/15/2014	26,000	21,330
Union Electric Company
6.40% due 06/15/2017	560,000	580,806
Wisconsin Electric Power Company
6.50% due 06/01/2028	94,000	99,075
Wisconsin Energy Corp.
6.20% due 04/01/2033	33,000	32,503

		3,521,234
Electronics - 0.13%
Avnet, Inc.
6.625% due 09/15/2016	200,000	202,907
Sanmina-SCI Corp.
8.11% due 06/15/2010 (b)	15,000	14,813

		217,720
Energy - 0.58%
Abu Dhabi National Energy Company
5.875% due 10/27/2016	110,000	109,469
6.50% due 10/27/2036	375,000	370,660
Aquila, Inc.
9.95 due 02/01/2011	10,000	10,798
11.875% due 07/01/2012	20,000	25,050
Midamerican Funding LLC
6.75% due 03/01/2011	260,000	274,563
Mirant North America LLC
7.375% due 12/31/2013	20,000	19,900
NRG Energy, Inc.
7.25% due 02/01/2014	25,000	24,750
7.375% due 01/15/2017	5,000	4,912
XTO Energy Inc
6.75% due 08/01/2037	120,000	122,954

		963,056
Financial Services - 8.30%
AGFC Capital Trust I
6.00% due 01/15/2067 (b)	170,000	162,455
AMBAC Financial Group, Inc.
5.95% due 12/05/2035	185,000	153,756
American Financial Group, Inc.
7.125% due 04/15/2009	245,000	252,693
American General Finance Corp.
5.375% due 10/01/2012	154,000	151,559
Arch Western Finance LLC
6.75% due 07/01/2013	26,000	24,602
Associates Corp. of North America
8.55% due 07/15/2009	81,000	85,414
Beneficial Corp.
8.40% due 05/15/2008	47,000	48,106
Capital One Capital IV
6.745% due 02/17/2037 (b)	125,000	104,345

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Capmark Financial Group, Inc.
5.875% due 05/10/2012	$330,000	$292,265
6.30% due 05/10/2017	90,000	73,105
CIT Group, Inc.
5.00% due 02/01/2015	300,000	253,108
Citigroup, Inc.
4.875% due 05/07/2015	586,000	557,954
5.50% due 08/27/2012	700,000	700,356
6.00% due 08/15/2017	485,000	490,923
Countrywide Financial Corp.
4.50% due 06/15/2010	70,000	65,164
5.80% due 06/07/2012	510,000	479,267
6.25% due 05/15/2016	145,000	128,684
Countrywide Home Loan
4.00% due 03/22/2011	105,000	93,977
Discover Financial Services
6.45% due 06/12/2017	300,000	296,142
E*Trade Financial Corp.
7.375% due 09/15/2013	2,000	1,780
8.00% due 06/15/2011	3,000	2,865
Equitable Companies, Inc.
7.00% due 04/01/2028	235,000	256,791
Erac USA Finance Company
8.00% due 01/15/2011	534,000	574,286
Farmers Exchange Capital
7.05% due 07/15/2028	350,000	352,686
Ford Motor Credit Company
6.625% due 06/16/2008	20,000	19,400
7.00% due 10/01/2013	21,000	18,702
GATX Financial Corp.
5.50% due 02/15/2012	200,000	199,079
General Electric Capital Corp.
6.125% due 02/22/2011	67,000	69,304
6.75% due 03/15/2032	634,000	696,377
General Motors Acceptance Corp.
8.00% due 11/01/2031	165,000	148,230
Goldman Sachs Group, Inc.
5.625% due 01/15/2017	1,200,000	1,147,033
6.875% due 01/15/2011	208,000	216,851
International Lease Finance Corp.
5.875% due 05/01/2013	150,000	152,663
Janus Capital Group, Inc.
6.25% due 06/15/2012	100,000	101,352
JP Morgan Chase & Company
5.15% due 10/01/2015	200,000	190,717
JP Morgan Chase Capital XV
5.875% due 03/15/2035	467,000	414,126
KAR Holdings, Inc.
10.00% due 05/01/2015	10,000	8,950
Lazard Group
6.85% due 06/15/2017	660,000	651,619
Merrill Lynch & Company, Inc.
5.70% due 05/02/2017	125,000	120,352
6.05% due 05/16/2016	250,000	248,474
6.11% due 01/29/2037	490,000	454,553
6.40% due 08/28/2017	500,000	509,585

The accompanying notes are an integral part of the financial statements.	265

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Mizuho Financial Group, Cayman
5.79% due 04/15/2014	$246,000	$244,256
Morgan Stanley
4.75% due 04/01/2014	401,000	374,863
5.55% due 04/27/2017	225,000	216,637
6.25% due 08/28/2017	270,000	272,800
6.75% due 04/15/2011	106,000	110,474
Morgan Stanley Dean Witter
6.60% due 04/01/2012	135,000	139,887
NiSource Finance Corp.
6.40% due 03/15/2018	120,000	120,007
Sun Canada Financial Company
7.25% due 12/15/2015	229,000	250,277
Sunamerica, Inc.
8.125% due 04/28/2023	135,000	161,687
TIAA Global Markets
4.125% due 11/15/2007	200,000	199,368
UFJ Finance Aruba AEC
6.75% due 07/15/2013	111,000	114,934
United States Bancorp Oregon
7.50% due 06/01/2026	525,000	600,004

		13,774,844
Food & Beverages - 0.67%
Cia Brasileira de Bebidas
8.75% due 09/15/2013	246,000	277,365
ConAgra Foods, Inc.
5.819% due 06/15/2017	74,000	72,851
6.75% due 09/15/2011	46,000	48,033
Kraft Foods, Inc.
5.625% due 11/01/2011	160,000	160,662
6.50% due 11/01/2031	266,000	257,179
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	10,000	10,050
Tyson Foods, Inc.
6.60% due 04/01/2016	125,000	130,390
YUM Brands, Inc.
7.65% due 05/15/2008	147,000	148,868

		1,105,398
Forest Products - 0.22%
Weyerhaeuser Company
6.75% due 03/15/2012	308,000	317,567
7.95% due 03/15/2025	40,000	43,126

		360,693
Gas & Pipeline Utilities - 0.17%
El Paso Natural Gas
5.95% due 04/15/2017	25,000	24,387
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	208,000	218,322
Williams Companies, Inc.
7.125% due 09/01/2011	13,000	13,422
8.125% due 03/15/2012	26,000	27,885

		284,016

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Healthcare Products - 0.01%
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	$10,000	$9,500

Healthcare Services - 0.00%
DaVita, Inc.
6.625% due 03/15/2013	2,000	1,935
7.25% due 03/15/2015	2,000	1,960

		3,895
Homebuilders - 0.52%
Centex Corp.
7.875% due 02/01/2011	260,000	265,362
D.R. Horton, Inc.
7.875% due 08/15/2011	370,000	363,155
9.75% due 09/15/2010	14,000	14,434
Pulte Homes, Inc.
7.875% due 08/01/2011	100,000	99,559
8.125% due 03/01/2011	125,000	124,125

		866,635
Hotels & Restaurants - 0.05%
Buffalo Thunder Development Authority
9.375% due 12/15/2014	20,000	18,800
Wyndham Worldwide Corp.
6.00% due 12/01/2016	60,000	58,624

		77,424
Household Products - 0.21%
Procter & Gamble, Series A
9.36% due 01/01/2021	285,474	356,046

Industrials - 0.00%
Goodman Global Holding Company, Inc.
7.875% due 12/15/2012	5,000	4,950

Insurance - 3.22%
AAG Holding Company, Inc.
6.875% due 06/01/2008	231,000	231,666
ACE Capital Trust II
9.70% due 04/01/2030	248,000	310,456
ACE INA Holdings, Inc.
5.875% due 06/15/2014	125,000	125,919
AIG SunAmerica Global Financing X
6.90% due 03/15/2032	100,000	110,380
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	145,000	153,715
Equitable Life Assurance Society
7.70% due 12/01/2015	250,000	282,768
Everest Reinsurance Holdings, Inc.
6.50% due 05/15/2037	495,000	456,796
8.75% due 03/15/2010	294,000	317,144
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	81,000	85,884
Hartford Financial Services Group, Inc.
7.90% due 06/15/2010	27,000	29,074
Jackson National Life Insurance Company
8.15% due 03/15/2027	377,000	448,101
Liberty Mutual Insurance Company
7.697% due 10/15/2097	700,000	627,901

The accompanying notes are an integral part of the financial statements.	266

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Metlife, Inc.
5.375% due 12/15/2012	$150,000	$151,201
5.70% due 06/15/2035	208,000	191,357
Nationwide Mutual Insurance Company
8.25% due 12/01/2031	260,000	314,739
Navigators Group, Inc.
7.00% due 05/01/2016	59,000	61,001
Ohio National Life Insurance Company
8.50% due 05/15/2026	155,000	177,786
Premium Asset Trust
4.125% due 03/12/2009	87,000	83,314
Principal Life Global Funding I
6.125% due 10/15/2033	108,000	109,332
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	135,000	140,286
Unitrin, Inc.
6.00% due 05/15/2017	250,000	251,572
UnumProvident Finance Company, PLC
6.85% due 11/15/2015	125,000	126,598
W.R. Berkley Corp.
5.125% due 09/30/2010	54,000	54,191
5.60% due 05/15/2015	263,000	257,417
Willis North America, Inc.
6.20% due 03/28/2017	240,000	239,475

		5,338,073
International Oil - 0.17%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033	37,000	36,497
Canadian Oil Sands
7.90% due 09/01/2021	135,000	151,010
Newfield Exploration Company
6.625% due 04/15/2016	10,000	9,550
Pioneer Natural Resources Company
6.65% due 03/15/2017	85,000	78,015
6.875% due 05/01/2018	15,000	13,861

		288,933
Leisure Time - 0.13%
AMC Entertainment, Inc.
11.00% due 02/01/2016	15,000	15,600
Majestic Star Casino LLC
9.75% due 01/15/2011	30,000	25,500
MGM Mirage, Inc.
6.00% due 10/01/2009	100,000	99,125
OED Corp./ Diamond Jo
8.75% due 04/15/2012	15,000	14,850
Park Place Entertainment Corp.
8.125% due 05/15/2011	24,000	23,760
Seneca Gaming Corp.
7.25% due 05/01/2012	10,000	10,050
Station Casinos, Inc.
6.00% due 04/01/2012	5,000	4,637
6.625% due 03/15/2018	5,000	4,025
6.875% due 03/01/2016	11,000	9,212

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Wynn Las Vegas LLC
6.625% due 12/01/2014	$9,000	$8,708

		215,467
Liquor - 0.32%
Constellation Brands, Inc.
7.25% due 09/01/2016	15,000	14,550
7.25% due 05/15/2017	5,000	4,850
Miller Brewing Company
5.50% due 08/15/2013	390,000	393,942
Molson Coors Capital Financial
4.85% due 09/22/2010	117,000	114,674

		528,016
Manufacturing - 0.05%
Tyco International Group SA
6.75% due 02/15/2011	85,000	89,280

Medical-Hospitals - 0.30%
Community Health Systems, Inc.
8.875% due 07/15/2015	10,000	9,988
HCA, Inc.
6.375% due 01/15/2015	20,000	16,300
7.875% due 02/01/2011	20,000	19,350
9.625% due 11/15/2016	20,000	20,675
Quest Diagnostics, Inc.
5.45% due 11/01/2015	125,000	120,140
6.95% due 07/01/2037	180,000	185,508
7.50% due 07/12/2011	100,000	106,663
Tenet Healthcare Corp.
9.875% due 07/01/2014	20,000	17,700

		496,324
Metal & Metal Products - 0.14%
Inco, Ltd.
5.70% due 10/15/2015	233,000	228,109

Mining - 0.14%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012	200,000	209,146
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	5,000	5,300
8.375% due 04/01/2017	25,000	26,625

		241,071
Newspapers - 0.08%
News America Holdings, Inc.
9.25% due 02/01/2013	109,000	126,259

Office Furnishings & Supplies - 0.00%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	5,000	4,969

Paper - 0.15%
Alto Parana SA
6.375% due 06/09/2017	90,000	91,188
Georgia-Pacific Corp.
7.00% due 01/15/2015	30,000	28,350

The accompanying notes are an integral part of the financial statements.	267

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Paper (continued)
Temple-Inland, Inc.
6.625% due 01/15/2018	$125,000	$123,891

		243,429
Petroleum Services - 0.34%
Halliburton Company
5.50% due 10/15/2010	192,000	194,282
Noram Energy Corp.
6.50% due 02/01/2008	138,000	138,157
Petroleum Export, Ltd.
5.265% due 06/15/2011	98,694	97,673
Pride International, Inc.
7.375% due 07/15/2014	5,000	5,050
Tesoro Corp.
6.50% due 06/01/2017	135,000	131,287

		566,449
Pharmaceuticals - 0.28%
AmerisourceBergen Corp.
5.875% due 09/15/2015	420,000	406,497
Elan Finance PLC/Elan Finance Corp.
7.75% due 11/15/2011	40,000	39,000
Mylan Laboratories, Inc.
6.375% due 08/15/2015	4,000	4,000
Omnicare, Inc.
6.75% due 12/15/2013	5,000	4,650
6.875% due 12/15/2015	5,000	4,663

		458,810
Publishing - 0.11%
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	7,000	6,457
8.00% due 11/15/2013	25,000	24,812
E.W. Scripps Company
6.625% due 10/15/2007	67,000	66,994
Idearc, Inc.
8.00% due 11/15/2016	40,000	39,500
Medianews Group, Inc.
6.375% due 04/01/2014	10,000	7,475
Scholastic Corp.
5.00% due 04/15/2013	35,000	30,696

		175,934
Railroads & Equipment - 0.00%
American Railcar Industries, Inc.
7.50% due 03/01/2014	5,000	4,850

Real Estate - 2.43%
AMB Property LP, REIT
5.45% due 12/01/2010	80,000	80,248
7.50% due 06/30/2018	106,000	116,190
Archstone-Smith Trust, REIT
5.75% due 03/15/2016	150,000	148,680
AvalonBay Communities, Inc., REIT
5.50% due 01/15/2012	300,000	301,071
Brandywine Operating Partnership LP, REIT
5.70% due 05/01/2017	285,000	270,893

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Real Estate (continued)
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	$55,000	$53,996
5.00% due 05/03/2010	25,000	24,900
Duke Realty Corp. LP, REIT
5.25% due 01/15/2010	275,000	274,034
Equity One, Inc., REIT
6.00% due 09/15/2017	235,000	229,942
Federal Realty Investment Trust, REIT
5.65% due 06/01/2016	55,000	53,301
Health Care Property Investors, Inc., REIT
5.65% due 12/15/2013	150,000	147,005
6.00% due 03/01/2015	175,000	172,262
7.072 due 06/08/2015	67,000	70,917
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	377,000	402,930
Kimco Realty Corp., REIT
5.584% due 11/23/2015	125,000	121,831
Liberty Property LP, REIT
7.25% due 03/15/2011	195,000	202,859
Realty Income Corp., REIT
6.75% due 08/15/2019	480,000	479,055
Regency Centers LP, REIT
7.95% due 01/15/2011	169,000	181,024
Rouse Company LP, REIT
6.75% due 05/01/2013	15,000	14,850
United Dominion Realty Trust, Inc., REIT
5.25% due 01/15/2016	142,000	135,922
6.05% due 06/01/2013	200,000	201,680
Ventas Realty LP/Ventas Capital Corp., REIT
6.625% due 10/15/2014	95,000	92,387
6.75% due 06/01/2010	2,000	1,995
7.125% due 06/01/2015	3,000	2,992
Westfield Group
5.40% due 10/01/2012	250,000	246,306

		4,027,270
Retail - 0.31%
CVS Caremark Corp.
5.75% due 06/01/2017	180,000	175,919
CVS Lease Pass Through Certificate
5.88% due 01/10/2028	351,916	339,708

		515,627
Retail Grocery - 0.12%
Kroger Company
6.75% due 04/15/2012	179,000	188,730
Pathmark Stores, Inc.
8.75% due 02/01/2012	18,000	17,820

		206,550
Retail Trade - 0.47%
Federated Department Stores, Inc.
6.90% due 04/01/2029	156,000	147,167
Lazy Days RV Center, Inc.
11.75% due 05/15/2012	9,000	8,145

The accompanying notes are an integral part of the financial statements.	268

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Retail Trade (continued)
Macys Retail Holdings, Inc.
5.875% due 01/15/2013	$625,000	$622,880

		778,192
Sanitary Services - 0.01%
Allied Waste North America, Inc.
6.50% due 11/15/2010	5,000	4,950
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	10,000	9,725

		14,675
Semiconductors - 0.01%
Freescale Semiconductor, Inc., PIK
9.125% due 12/15/2014	20,000	17,900

Software - 0.04%
Intuit, Inc.
5.40% due 03/15/2012	75,000	74,613

Steel - 0.01%
International Steel Group, Inc.
6.50% due 04/15/2014	15,000	15,063

Telecommunications Equipment &
Services - 1.36%
AT&T, Inc.
6.50% due 09/01/2037	400,000	400,572
Bellsouth Corp.
4.75% due 11/15/2012	302,000	292,410
Citizens Communications Company
9.25% due 05/15/2011	22,000	23,595
Deutsche Telekom International Finance BV
8.75% due 06/15/2030 (b)	500,000	603,921
GCI, Inc.
7.25% due 02/15/2014	15,000	13,875
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	10,000	10,300
Intelsat Subsidiary Holding Company, Ltd.
8.25% due 01/15/2013	17,000	17,085
8.63% due 01/15/2015	7,000	7,044
PanAmSat Corp.
9.00% due 08/15/2014	1,000	1,017
SBC Communications, Inc.
5.625% due 06/15/2016	740,000	729,969
5.875% due 08/15/2012	150,000	152,535

		2,252,323
Telephone - 1.68%
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	148,000	154,664
British Telecommunications PLC
8.625% due 12/15/2010 (b)	156,000	171,102
Qwest Corp.
7.50% due 10/01/2014	25,000	25,625
Sprint Capital Corp.
7.625% due 01/30/2011	430,000	456,735
8.375% due 03/15/2012	300,000	331,494
8.75% due 03/15/2032	125,000	144,292
Telecom Italia Capital SA
6.00% due 09/30/2034	409,000	374,897

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Telephone (continued)
Telecom Italia Capital SA (continued)
6.375% due 11/15/2033	$175,000	$166,985
Telefonica Emisones SAU
7.045% due 06/20/2036	175,000	182,199
Verizon Communications, Inc.
5.55% due 02/15/2016	420,000	413,244
8.75% due 11/01/2021	285,000	349,935
Windstream Corp.
8.625% due 08/01/2016	20,000	20,900

		2,792,072

Tobacco - 0.25%
Alliance One International, Inc.
11.00% due 05/15/2012	12,000	12,540
Altria Group, Inc.
7.00% due 11/04/2013	269,000	291,307
Reynolds American, Inc.
7.25% due 06/01/2013	95,000	98,385
7.30% due 07/15/2015	6,000	6,146

		408,378

Transportation - 0.27%
DP World, Ltd.
6.85% due 07/02/2037	450,000	443,863

TOTAL CORPORATE BONDS (Cost $59,624,548)		$58,070,730

MUNICIPAL BONDS - 0.48%

Arizona - 0.08%
Phoenix Arizona Civic Improvement Corp.
6.30% due 07/01/2008	135,000	136,432

California - 0.12%
Southern California Public Power Authority Project,
Series B
6.93% due 05/15/2017	175,000	195,423

Florida - 0.09%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	135,000	155,039

Indiana - 0.01%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	15,000	14,531

Maryland - 0.02%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	40,000	41,163

Michigan - 0.11%
Detroit Michigan Downtown Development Authority
6.20% due 07/01/2008	180,000	181,764

New Jersey - 0.01%
Jersey City, NJ, Municipal Utilities Authority
4.55% due 05/15/2012	20,000	19,383

The accompanying notes are an integral part of the financial statements.	269

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)

New York - 0.04%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	$65,000	$63,018

TOTAL MUNICIPAL BONDS (Cost $835,011)		$806,753

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.92%

American Tower Trust, Series 2007-1A, Class AFX
5.419% due 04/15/2037	300,000	298,723
Asset Securitization Corp.,
Series 1997-D5, Class A1D
6.85% due 02/14/2043	500,000	514,495
Banc of America Commercial Mortgage, Inc, Series
2006-2, Class A4
5.93% due 05/10/2045 (b)	1,000,000	1,010,423
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2 Class A4
6.186% due 06/11/2035	405,797	415,701
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039	405,797	388,810
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871% due 09/11/2042	560,000	535,358
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class AM
5.934% due 09/11/2038 (b)	500,000	505,069
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-T20, Class A4A
5.30% due 10/12/2042 (b)	500,000	488,941
Chase Commercial Mortgage Securities Corp.,
Series 1998-1, Class A2
6.56% due 05/18/2030	313,701	313,682
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2
6.39% due 11/18/2030	300,972	302,533
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.225% due 07/15/2044 (b)	500,000	491,731
Commercial Mortgage Asset Trust, Series
1999-C1, Class A3
6.64% due 01/17/2032	392,605	398,065
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class A5A
5.116% due 06/10/2044 (b)	500,000	485,280
Commercial Mortgage Pass Through Certificates,
Series 2006-C7, Class A4
5.96% due 06/10/2046 (b)	500,000	506,327
Credit Suisse Mortgage Capital Certificates, Series
2006-C1, Class A4
5.609% due 02/15/2039 (b)	1,000,000	994,249
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467% due 09/15/2039	1,000,000	984,215
CS First Boston Mortgage Securities Corp, Series
2003-C3, Class A5
3.936% due 05/15/2038	500,000	462,269

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
First Union - Chase Commercial Mortgage,
Series 1999-C2, Class A2
6.645% due 06/15/2031	$350,968	$354,991
General Electric Capital Assurance Company,
Series 2003-1, Class A5
5.743% due 05/12/2035	89,275	89,766
Government National Mortgage Association, Series
2006-38, Class XS
1.6613% IO due 09/16/2035 (b)	88,630	5,932
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A5
5.224% due 04/10/2037 (b)	500,000	489,115
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class A4
5.553% due 04/10/2038 (b)	1,000,000	994,625
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4
5.56% due 11/10/2039 (b)	1,200,000	1,190,533
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2004-CBX, Class A6
4.899% due 01/12/2037	315,000	303,436
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2007-CB18, Class A4
5.44% due 06/12/2047	1,200,000	1,173,974
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
6.0656% due 04/15/2045 (b)	500,000	509,730
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	940,000	900,090
LB-UBS Commercial Mortgage Trust,
Series 2001-C7, Class A3
5.642% due 12/15/2025	196,819	197,383
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	202,898	210,305
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.0809% due 06/15/2038 (b)	500,000	510,312
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class A4
5.047% due 07/12/2038 (b)	500,000	483,025
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.8426% due 05/12/2039 (b)	500,000	503,172
Morgan Stanley Capital I, Inc., Series 1998-WF2,
Class A2
6.54% due 07/15/2030	75,913	75,912
Morgan Stanley Capital I, Inc., Series 1999-WF1,
Class A2
6.21% due 11/15/2031	328,865	329,593
Morgan Stanley Capital I, Series 2007-HQ11,
Class A4
5.447% due 02/12/2044 (b)	1,000,000	978,815
Morgan Stanley Dean Witter Capital I, Series
2001-TOP5, Class A4
6.39% due 10/15/2035	270,531	278,738

The accompanying notes are an integral part of the financial statements.	270

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	$113,623	$116,884
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	40,579	41,241
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1B
6.59% due 03/15/2030	349,629	350,362
Prudential Commercial Mortgage Trust, Series
2003-PWR1, Class A1
3.669% due 02/11/2036	210,680	203,601
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	405,797	386,287

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,932,879)		$19,773,693

ASSET BACKED SECURITIES - 5.13%
Advanta Business Card Master Trust,
Series 2005-A4, Class A4
4.75% due 01/20/2011	370,000	368,680
AESOP Funding II LLC, Series 2003-4, Class A
2.86% due 08/20/2009	235,000	230,599
AmeriCredit Automobile Receivables Trust,
Series 2005-AX, Class A4
3.93% due 10/06/2011	700,000	690,370
Capital One Multi-Asset Execution Trust,
Series 2003-A4, Class A4
3.65% due 07/15/2011	415,000	408,596
Carmax Auto Owner Trust, Series 2004-2, Class A4
3.46% due 09/15/2011	325,673	320,786
Chase Manhattan Auto Owner Trust,
Series 2005-B, Class A4
4.88% due 06/15/2012	700,000	695,481
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class A2
5.261% due 04/25/2037	300,000	296,497
Ford Credit Auto Owner Trust, Series 2005-C,
Class A4
4.36% due 06/15/2010	279,000	275,521
Harley-Davidson Motorcycle Trust,
Series 2005-1, Class A2
3.76% due 12/17/2012	392,135	384,409
Honda Auto Receivables Owner Trust,
Series 2005-1, Class A4
3.82% due 05/21/2010	606,000	597,500
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	700,000	695,063
Massachusetts RRB Special Purpose Trust,
Series 1999-1, Class A5
7.03% due 03/15/2012	600,000	618,728
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.53% due 06/01/2015	81,155	84,862

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Merrill Lynch First Franklin Mortgage Loan, Series
2007-3, Class B1
6.855% due 06/25/2037 (b)	$95,000	$39,135
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	33,000	34,353
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	405,000	404,693
USAA Auto Owner Trust, Series 2005-4, Class A4
4.89% due 08/15/2012	700,000	695,213
Wachovia Auto Owner Trust,
Series 2005-B, Class A5
4.93% due 11/20/2012	700,000	691,925
WFS Financial Owner Trust,
Series 2005-2, Class A4
4.39% due 11/19/2012	290,000	287,845
World Omni Auto Receivables Trust,
Series 2005-A, Class A4
3.82% due 11/12/2011	700,000	689,592

TOTAL ASSET BACKED SECURITIES
(Cost $8,587,456)		$8,509,848

REPURCHASE AGREEMENTS - 8.86%
The Bank of New York Tri-Party
Repurchase Agreement dated
08/31/2007 at 5.32% to be
repurchased at $14,708,689 on
09/04/2007, collateralized by
$15,245,888 Federal Government
Loan Mortgage Corp., 5.50% due
08/01/2037 (valued at
$14,994,001, including interest)	$14,700,000	$14,700,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,700,000)		$14,700,000

Total Investments (Investment Quality Bond Fund)
(Cost $173,678,598) - 103.75%		$172,155,925
Liabilities in Excess of Other Assets - (3.75)%		(6,227,590)

TOTAL NET ASSETS - 100.00%		$165,928,335

Large Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.47%

Advertising - 1.17%
Omnicom Group, Inc.	87,050	$4,433,457
Apparel & Textiles - 0.50%
Coach, Inc. *	42,600	1,896,978
Auto Parts - 3.31%
BorgWarner, Inc.	56,969	4,813,880

The accompanying notes are an integral part of the financial statements.	271

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Auto Parts (continued)
Johnson Controls, Inc.	68,227	$7,716,474

		12,530,354
Automobiles - 1.07%
PACCAR, Inc.	47,400	4,055,070

Banking - 1.91%
City National Corp.	24,400	1,741,916
Fifth Third Bancorp	153,695	5,485,375

		7,227,291
Biotechnology - 2.90%
Amgen, Inc. *	24,200	1,212,662
Cephalon, Inc. *	21,603	1,621,305
Genzyme Corp. *	99,202	6,191,197
Millennium Pharmaceuticals, Inc. *	191,400	1,942,710

		10,967,874
Broadcasting - 0.94%
News Corp., Class A	176,600	3,572,618

Building Materials & Construction - 1.72%
Masco Corp.	249,378	6,488,816

Business Services - 0.79%
R.H. Donnelley Corp. *	50,624	2,978,210

Cable & Television - 0.84%
Viacom, Inc., Class B *	80,000	3,156,800

Coal - 0.61%
Peabody Energy Corp.	53,800	2,287,038

Computers & Business Equipment - 1.06%
Dell, Inc. *	141,700	4,003,025

Crude Petroleum & Natural Gas - 0.82%
EOG Resources, Inc.	46,300	3,118,768

Drugs & Health Care - 2.13%
Wyeth	173,718	8,043,143

Electrical Utilities - 4.33%
American Electric Power Company, Inc.	76,943	3,422,425
Exelon Corp.	156,113	11,032,506
Northeast Utilities	8,700	240,555
Pepco Holdings, Inc.	60,181	1,677,846

		16,373,332
Energy - 1.06%
Sempra Energy	73,014	4,017,960

Financial Services - 16.43%
Bank of New York Mellon Corp.	193,468	7,821,911
Citigroup, Inc.	302,834	14,196,858
Discover Financial Services *	98,456	2,278,272
Federal Home Loan Mortgage Corp.	64,845	3,995,100
JP Morgan Chase & Company	147,299	6,557,752
Morgan Stanley	168,313	10,497,682
PNC Financial Services Group, Inc.	56,804	3,997,297
Wells Fargo & Company	349,678	12,777,234

		62,122,106

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Food & Beverages - 2.10%
Constellation Brands, Inc., Class A *	130,800	$3,162,744
Sysco Corp.	143,200	4,780,016

		7,942,760
Gas & Pipeline Utilities - 0.46%
NiSource, Inc.	91,798	1,729,474

Healthcare Products - 2.29%
Johnson & Johnson	76,708	4,739,787
Medtronic, Inc.	74,034	3,911,957

		8,651,744
Healthcare Services - 2.14%
Medco Health Solutions, Inc. *	45,350	3,875,158
UnitedHealth Group, Inc.	84,243	4,212,992

		8,088,150
Holdings Companies/Conglomerates - 2.63%
General Electric Company	256,300	9,962,381

Household Products - 0.95%
Fortune Brands, Inc.	43,300	3,597,797

Insurance - 2.51%
AFLAC, Inc.	46,600	2,484,246
Allstate Corp.	60,300	3,301,425
Hartford Financial Services Group, Inc.	41,638	3,702,035

		9,487,706
International Oil - 1.66%
Chevron Corp.	31,200	2,738,112
Exxon Mobil Corp.	41,369	3,546,564

		6,284,676
Internet Content - 1.53%
Google, Inc., Class A *	4,700	2,421,675
Yahoo!, Inc. *	147,600	3,354,948

		5,776,623
Internet Retail - 1.27%
Amazon.com, Inc. *	59,900	4,786,609

Internet Software - 1.34%
Symantec Corp. *	269,788	5,074,712

Investment Companies - 0.24%
The Blackstone Group LP * (a)	39,269	908,292

Leisure Time - 1.52%
Carnival Corp. (a)	125,899	5,739,735

Life Sciences - 0.34%
Pharmaceutical Product Development, Inc.	36,600	1,282,098

Liquor - 0.71%
Anheuser-Busch Companies, Inc.	54,000	2,667,600

Manufacturing - 2.76%
Harley-Davidson, Inc.	38,400	2,065,536
Illinois Tool Works, Inc.	144,148	8,385,089

		10,450,625
Mutual Funds - 0.47%
SPDR Trust Series 1	12,000	1,771,080

The accompanying notes are an integral part of the financial statements.	272

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Petroleum Services - 2.89%
ENSCO International, Inc.	51,300	$2,781,486
GlobalSantaFe Corp.	52,300	3,691,857
Halliburton Company	128,900	4,458,651

		10,931,994
Pharmaceuticals - 5.35%
Allergan, Inc.	131,626	7,898,876
Bristol-Myers Squibb Company	109,299	3,186,066
Merck & Company, Inc.	136,000	6,823,120
Schering-Plough Corp.	77,700	2,332,554

		20,240,616
Publishing - 0.51%
McGraw-Hill Companies, Inc.	38,100	1,922,526

Railroads & Equipment - 1.94%
Burlington Northern Santa Fe Corp.	90,550	7,348,133

Retail Trade - 4.25%
Chico's FAS, Inc. *	97,000	1,550,060
Costco Wholesale Corp.	95,490	5,896,508
Home Depot, Inc.	140,500	5,382,555
Target Corp.	49,200	3,243,756

		16,072,879
Semiconductors - 6.51%
Analog Devices, Inc.	186,100	6,863,368
Intel Corp.	430,200	11,077,650
Linear Technology Corp. (a)	84,800	2,882,352
Xilinx, Inc.	147,991	3,784,130

		24,607,500
Software - 5.21%
BEA Systems, Inc. *	188,400	2,298,480
Citrix Systems, Inc. *	88,700	3,224,245
Intuit, Inc. *	92,300	2,520,713
Microsoft Corp.	373,589	10,733,212
Red Hat, Inc. *	47,500	923,875

		19,700,525
Telephone - 3.58%
AT&T, Inc.	138,874	5,536,906
Sprint Nextel Corp.	423,127	8,005,563

		13,542,469
Trucking & Freight - 1.72%
FedEx Corp.	59,283	6,502,159

TOTAL COMMON STOCKS (Cost $352,140,737)		$372,343,703

SHORT TERM INVESTMENTS - 2.53%
John Hancock Cash Investment Trust (c)	$9,577,765	$9,577,765

TOTAL SHORT TERM INVESTMENTS
(Cost $9,577,765)		$9,577,765

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.36%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$5,160,636 on 09/04/2007,
collateralized by $5,155,000
Federal National Mortgage
Association, 5.30% due
04/16/2010 (valued at $5,264,544,
including interest)	$5,158,000	$5,158,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,158,000)		$5,158,000

Total Investments (Large Cap Fund)
(Cost $366,876,502) - 102.36%		$387,079,468
Liabilities in Excess of Other Assets - (2.36)%		(8,940,534)

TOTAL NET ASSETS - 100.00%		$378,138,934

Large Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.72%

Aerospace - 1.95%
Lockheed Martin Corp.	6,520	$646,393
Northrop Grumman Corp.	90,000	7,095,600
Raytheon Company	46,000	2,821,640

		10,563,633
Air Travel - 0.75%
AMR Corp. *	167,000	4,093,170

Banking - 1.08%
Bank of America Corp.	116,000	5,878,880

Biotechnology - 1.22%
Biogen Idec, Inc. *	104,000	6,637,280

Business Services - 1.66%
Cadence Design Systems, Inc. *	51,000	1,107,720
Computer Sciences Corp. *	52,000	2,909,400
Convergys Corp. *	112,000	1,876,000
Electronic Data Systems Corp.	16,000	366,240
R.R. Donnelley & Sons Company	77,000	2,758,140

		9,017,500
Chemicals - 2.73%
Albemarle Corp.	50,000	2,023,500
Dow Chemical Company	71,000	3,026,730
E.I. Du Pont de Nemours & Company	109,000	5,313,750
FMC Corp.	49,000	4,410,000

		14,773,980
Computers & Business Equipment - 4.63%
EMC Corp. *	279,000	5,485,140
Hewlett-Packard Company	110,000	5,428,500
International Business Machines Corp.	71,000	8,284,990

The accompanying notes are an integral part of the financial statements.	273

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Juniper Networks, Inc. *	179,000	$5,892,680

		25,091,310
Crude Petroleum & Natural Gas - 4.56%
Marathon Oil Corp.	154,000	8,299,060
Noble Energy, Inc.	96,000	5,766,720
Occidental Petroleum Corp.	103,000	5,839,070
Sunoco, Inc.	66,000	4,827,240

		24,732,090
Domestic Oil - 1.01%
Frontier Oil Corp.	133,000	5,456,990

Electrical Utilities - 0.49%
CMS Energy Corp.	162,000	2,643,840

Electronics - 2.37%
Agilent Technologies, Inc. *	46,000	1,674,400
L-3 Communications Holdings, Inc.	60,000	5,910,600
Synopsys, Inc. *	72,000	1,967,040
Vishay Intertechnology, Inc. *	249,000	3,294,270

		12,846,310
Financial Services - 9.72%
Citigroup, Inc.	473,000	22,174,240
Goldman Sachs Group, Inc.	44,000	7,744,440
JP Morgan Chase & Company	363,000	16,160,760
Lehman Brothers Holdings, Inc.	120,800	6,623,464

		52,702,904
Food & Beverages - 1.69%
Campbell Soup Company	96,000	3,624,000
H.J. Heinz Company	114,000	5,140,260
J.M. Smucker Company	7,000	385,070

		9,149,330
Healthcare Services - 3.58%
Humana, Inc. *	45,000	2,884,050
Laboratory Corp. of America Holdings *	25,000	1,941,500
McKesson Corp.	99,000	5,663,790
Medco Health Solutions, Inc. *	15,000	1,281,750
WellPoint, Inc. *	95,000	7,656,050

		19,427,140
Holdings Companies/Conglomerates - 4.03%
General Electric Company	391,000	15,198,170
Loews Corp.	141,000	6,628,410

		21,826,580
Industrial Machinery - 2.97%
AGCO Corp. *	126,000	5,443,200
Deere & Company	42,000	5,714,520
Terex Corp. *	62,000	4,952,560

		16,110,280
Insurance - 11.48%
ACE, Ltd.	115,000	6,642,400
Aetna, Inc.	110,000	5,600,100

Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Allstate Corp.	11,000	$602,250
Ambac Financial Group, Inc.	72,000	4,523,040
American International Group, Inc.	234,000	15,444,000
Chubb Corp.	137,000	7,004,810
Lincoln National Corp.	36,000	2,191,680
MetLife, Inc.	28,000	1,793,400
Prudential Financial, Inc.	86,000	7,721,080
SAFECO Corp.	67,000	3,887,340
The Travelers Companies, Inc.	135,430	6,844,632

		62,254,732
International Oil - 11.45%
Chevron Corp.	222,000	19,482,720
ConocoPhillips	110,000	9,007,900
Exxon Mobil Corp.	392,000	33,606,160

		62,096,780
Leisure Time - 1.55%
Walt Disney Company	250,000	8,400,000
Manufacturing - 1.83%
Honeywell International, Inc.	106,000	5,951,900
SPX Corp.	44,000	3,962,200

		9,914,100
Office Furnishings & Supplies - 0.15%
Steelcase, Inc. Class A	47,000	829,080

Paper - 1.14%
International Paper Company	176,000	6,179,360

Petroleum Services - 3.84%
ENSCO International, Inc.	92,000	4,988,240
Tesoro Petroleum Corp.	90,000	4,439,700
Tidewater, Inc.	80,000	5,236,000
Valero Energy Corp.	90,000	6,165,900

		20,829,840
Pharmaceuticals - 7.01%
AmerisourceBergen Corp.	107,000	5,119,950
Eli Lilly & Company	138,000	7,914,300
Merck & Company, Inc.	131,000	6,572,270
Pfizer, Inc.	740,000	18,381,600

		37,988,120
Retail Grocery - 2.16%
Safeway, Inc.	194,000	6,155,620
The Kroger Company	209,000	5,555,220

		11,710,840
Retail Trade - 0.67%
RadioShack Corp. (a)	153,000	3,636,810

Semiconductors - 3.84%
Intersil Corp., Class A	170,000	5,664,400
KLA-Tencor Corp.	91,000	5,229,770
Novellus Systems, Inc. *	196,000	5,364,520
Teradyne, Inc. *	305,000	4,541,450

		20,800,140

The accompanying notes are an integral part of the financial statements.	274

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Software - 1.15%
BMC Software, Inc. *	12,335	$377,698
CA, Inc.	35,000	881,650
Compuware Corp. *	175,000	1,419,250
Novell, Inc. *	248,000	1,845,120
Oracle Corp. *	83,441	1,692,182

		6,215,900
Steel - 1.15%
United States Steel Corp.	66,000	6,235,680

Telecommunications Equipment &
Services - 0.98%
ADC Telecommunications, Inc. *	290,000	5,307,000

Telephone - 3.58%
AT&T, Inc.	183,000	7,296,210
CenturyTel, Inc.	123,000	5,901,540
Qwest Communications International, Inc. *	692,000	6,193,400

		19,391,150
Tires & Rubber - 0.60%
Goodyear Tire & Rubber Company * (a)	118,000	3,263,880

Tobacco - 0.45%
UST, Inc.	49,000	2,414,720

Toys, Amusements & Sporting Goods - 1.39%
Hasbro, Inc.	108,000	3,046,680
Mattel, Inc.	206,466	4,465,860

		7,512,540
Transportation - 0.86%
Overseas Shipholding Group, Inc.	65,000	4,641,000

TOTAL COMMON STOCKS (Cost $490,582,677)		$540,572,889

SHORT TERM INVESTMENTS - 0.79%
John Hancock Cash Investment Trust (c)	$4,276,821	$4,276,821

TOTAL SHORT TERM INVESTMENTS
(Cost $4,276,821)		$4,276,821

REPURCHASE AGREEMENTS - 0.17%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$937,479 on 09/04/2007,
collateralized by $995,000 Federal
Home Loan Mortgage Corp., 4%
due 06/12/2013 (valued at
$960,175, including interest)	$937,000	$937,000

TOTAL REPURCHASE AGREEMENTS
(Cost $937,000)		$937,000

Total Investments (Large Cap Value Fund)
(Cost $495,796,498) - 100.68%		$545,786,710
Liabilities in Excess of Other Assets - (0.68)%		(3,688,844)

TOTAL NET ASSETS - 100.00%		$542,097,866

Mid Cap Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.13%

Advertising - 0.16%
ValueClick, Inc. *	34,437	$690,118

Aerospace - 0.37%
Alliant Techsystems, Inc. *	11,375	1,197,901
Sequa Corp., Class A *	2,397	393,468

		1,591,369
Air Travel - 0.29%
Airtran Holdings, Inc. *	31,564	331,738
Alaska Air Group, Inc. *	13,951	346,264
JetBlue Airways Corp. *	61,597	586,403

		1,264,405
Apparel & Textiles - 1.08%
Hanesbrands, Inc. *	33,262	996,530
Mohawk Industries, Inc. *	18,571	1,621,434
Phillips-Van Heusen Corp.	19,158	1,115,570
The Warnaco Group, Inc. *	16,070	560,843
Timberland Company, Class A *	17,336	348,280

		4,642,657
Auto Parts - 1.37%
ArvinMeritor, Inc.	24,631	429,811
BorgWarner, Inc.	19,999	1,689,916
Federal Signal Corp.	16,443	251,578
Gentex Corp.	49,232	986,609
Lear Corp. *	26,448	773,075
Modine Manufacturing Company	11,332	317,863
O'Reilly Automotive, Inc. *	39,371	1,399,245

		5,848,097
Auto Services - 0.36%
Avis Budget Group, Inc. *	34,937	810,888
Copart, Inc. *	24,561	720,620

		1,531,508
Banking - 3.51%
Associated Banc-Corp.	43,995	1,241,099
Astoria Financial Corp.	28,874	752,745
Bank of Hawaii Corp.	17,098	879,008
Cathay General Bancorp, Inc.	17,655	573,964
City National Corp.	14,133	1,008,955
Colonial Bancgroup, Inc.	52,787	1,120,140
Cullen Frost Bankers, Inc.	20,702	1,067,809
First Community Bancorp	8,950	485,627
First Niagara Financial Group, Inc.	38,203	539,809
FirstMerit Corp.	27,759	536,304
Greater Bay Bancorp	17,633	496,369
New York Community Bancorp, Inc.	95,144	1,683,097
SVB Financial Group *	11,904	592,343
TCF Financial Corp.	38,700	977,949
Washington Federal, Inc.	30,128	799,597
Webster Financial Corp.	19,479	827,078
Westamerica Bancorp	10,368	503,367
Wilmington Trust Corp.	23,707	950,651

		15,035,911

The accompanying notes are an integral part of the financial statements.	275

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Biotechnology - 1.57%
Affymetrix, Inc. *	23,669	$536,339
Cephalon, Inc. *	22,840	1,714,142
Charles River Laboratories International, Inc. *	23,218	1,218,481
Invitrogen Corp. *	16,128	1,256,371
Millennium Pharmaceuticals, Inc. *	110,779	1,124,407
Techne Corp. *	13,599	856,873

		6,706,613
Broadcasting - 0.17%
Belo Corp., Class A	30,336	522,993
Entercom Communications Corp.	9,630	205,119

		728,112
Building Materials & Construction - 0.91%
Dycom Industries, Inc. *	14,026	414,188
Granite Construction, Inc.	11,718	637,928
KBR, Inc. *	57,833	1,899,236
RPM International, Inc.	41,705	944,201

		3,895,553
Business Services - 5.65%
Acxiom Corp.	23,785	582,732
Alliance Data Systems Corp. *	22,785	1,787,483
Brinks Company	16,732	959,748
Cadence Design Systems, Inc. *	96,021	2,085,576
Catalina Marketing Corp. *	12,651	394,964
Ceridian Corp. *	49,469	1,694,313
ChoicePoint, Inc. *	26,234	1,032,046
Corporate Executive Board Company	13,176	896,363
CSG Systems International, Inc. *	14,966	346,014
Deluxe Corp.	17,799	676,718
DST Systems, Inc. *	18,679	1,428,196
Dun & Bradstreet Corp.	20,493	1,999,092
Fair Isaac Corp.	19,789	731,995
Gartner Group, Inc., Class A *	17,953	396,941
Global Payments, Inc.	23,616	932,360
Harte-Hanks, Inc.	16,289	393,868
Jacobs Engineering Group, Inc. *	40,809	2,697,067
Kelly Services, Inc., Class A	7,455	169,378
Korn/Ferry International *	16,657	369,952
Manpower, Inc.	29,161	2,048,852
MPS Group, Inc. *	35,371	486,705
Navigant Consulting Company *	14,903	263,038
Rollins, Inc.	10,188	270,593
Sotheby's	19,833	858,372
SRA International, Inc., Class A *	14,346	404,701
Wind River Systems, Inc. *	25,931	273,572

		24,180,639
Cellular Communications - 0.64%
RF Micro Devices, Inc. *	66,564	396,056
Telephone & Data Systems, Inc.	35,910	2,325,172

		2,721,228

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Chemicals - 3.38%
Airgas, Inc.	27,101	$1,252,608
Albemarle Corp.	27,433	1,110,214
Cabot Corp.	22,214	896,113
Chemtura Corp.	83,216	766,419
Cytec Industries, Inc.	14,542	965,589
Ferro Corp.	14,883	291,260
FMC Corp.	13,209	1,188,810
Lubrizol Corp.	23,870	1,517,655
Lyondell Chemical Company	74,155	3,437,826
Minerals Technologies, Inc.	6,585	434,017
Olin Corp.	25,438	545,391
Sensient Technologies Corp.	16,217	439,319
The Scotts Company, Class A	15,132	684,874
Valspar Corp.	34,593	932,973

		14,463,068
Coal - 0.34%
Arch Coal, Inc.	49,200	1,450,908

Colleges & Universities - 0.61%
Career Education Corp. *	32,778	973,507
Corinthian Colleges, Inc. *	29,890	420,253
ITT Educational Services, Inc. *	11,055	1,213,839

		2,607,599
Computers & Business Equipment - 2.31%
3Com Corp. *	137,554	515,827
Avocent Corp. *	17,407	513,855
CDW Corp. *	21,030	1,810,052
Diebold, Inc.	22,667	994,401
Ingram Micro, Inc., Class A *	49,342	969,077
Jack Henry & Associates, Inc.	26,602	698,036
National Instruments Corp.	19,682	621,361
Palm, Inc. *	35,687	535,662
Parametric Technology Corp. *	39,624	697,779
Tech Data Corp. *	18,975	739,835
Western Digital Corp. *	76,550	1,788,208

		9,884,093
Construction & Mining Equipment - 0.38%
Joy Global, Inc.	37,470	1,625,823

Construction Materials - 0.87%
Florida Rock Industries, Inc.	17,063	1,066,608
Louisiana-Pacific Corp.	35,989	674,074
Martin Marietta Materials, Inc.	14,704	1,985,040

		3,725,722
Containers & Glass - 0.46%
Packaging Corp. of America	28,317	737,658
Sonoco Products Company	34,499	1,242,654

		1,980,312
Cosmetics & Toiletries - 0.15%
Alberto-Culver Company	28,081	650,637

Crude Petroleum & Natural Gas - 3.67%
Bill Barrett Corp. *	11,550	407,022

The accompanying notes are an integral part of the financial statements.	276

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas
(continued)
Cimarex Energy Company	28,732	$1,028,893
Forest Oil Corp. *	26,127	1,009,808
Newfield Exploration Company *	44,842	1,950,179
Noble Energy, Inc.	58,943	3,540,706
Patterson-UTI Energy, Inc.	54,063	1,160,733
Pioneer Natural Resources Company	42,585	1,748,114
Plains Exploration & Production Company *	24,735	928,304
Pogo Producing Company	20,174	1,004,867
Quicksilver Resources, Inc. *	19,145	764,843
Southwestern Energy Company *	58,049	2,158,842

		15,702,311
Domestic Oil - 0.87%
Denbury Resources, Inc. *	41,774	1,661,770
Encore Aquisition Company *	18,323	509,196
Frontier Oil Corp.	38,013	1,559,673

		3,730,639
Drugs & Health Care - 0.13%
Perrigo Company	26,192	542,436

Educational Services - 0.35%
DeVry, Inc.	20,559	709,902
Strayer Education, Inc.	4,931	786,889

		1,496,791
Electrical Equipment - 0.75%
AMETEK, Inc.	36,820	1,472,432
Hubbell, Inc., Class B	20,575	1,114,753
Varian, Inc. *	10,541	632,671

		3,219,856
Electrical Utilities - 4.11%
Alliant Energy Corp.	40,097	1,518,874
Black Hills Corp.	12,995	535,264
DPL, Inc.	38,984	1,027,228
Great Plains Energy, Inc.	29,642	840,054
Hawaiian Electric Industries, Inc.	28,064	588,502
IDACORP, Inc.	15,053	488,771
Northeast Utilities	53,225	1,471,671
NSTAR	36,846	1,207,444
OGE Energy Corp.	31,650	1,067,238
Pepco Holdings, Inc.	66,394	1,851,065
PNM Resources, Inc.	26,455	611,640
Puget Energy, Inc.	40,267	939,429
Quanta Services, Inc. *	61,829	1,747,906
Sierra Pacific Resources	76,327	1,169,330
Westar Energy, Inc.	30,183	733,145
Wisconsin Energy Corp.	40,345	1,787,687

		17,585,248
Electronics - 2.93%
Amphenol Corp., Class A	61,723	2,228,818
Arrow Electronics, Inc. *	42,398	1,779,020
Avnet, Inc. *	44,860	1,763,447

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
DRS Technologies, Inc.	13,980	$733,670
Imation Corp.	12,138	353,094
Kemet Corp. *	28,886	199,313
Mentor Graphics Corp. *	29,456	411,206
Synopsys, Inc. *	49,456	1,351,138
Teleflex, Inc.	13,520	1,051,450
Thomas & Betts Corp. *	17,460	967,109
Vishay Intertechnology, Inc. *	63,785	843,876
Zebra Technologies Corp., Class A *	23,783	863,323

		12,545,464
Energy - 1.10%
Energy East Corp.	54,517	1,455,059
MDU Resources Group, Inc.	62,728	1,696,792
SCANA Corp.	40,247	1,544,680

		4,696,531
Financial Services - 3.35%
A.G. Edwards, Inc.	25,966	2,170,238
AmeriCredit Corp. *	40,679	704,154
Broadridge Financial Solutions, Inc.	48,025	872,614
Eaton Vance Corp.	43,377	1,665,243
Fidelity National Financial, Inc., Class A	76,430	1,390,262
GATX Corp.	17,623	768,363
IndyMac Bancorp, Inc.	24,952	603,838
Jefferies Group, Inc.	36,780	949,660
MoneyGram International, Inc.	28,786	612,278
Nuveen Investments, Inc., Class A	27,406	1,704,105
Raymond James Financial, Inc.	32,043	1,050,690
SEI Investments Company	43,766	1,110,343
Waddell & Reed Financial, Inc., Class A	28,949	719,093

		14,320,881
Food & Beverages - 1.20%
Hansen Natural Corp. *	20,816	934,846
Hormel Foods Corp.	25,171	896,843
J.M. Smucker Company	19,532	1,074,455
PepsiAmericas, Inc.	20,792	615,443
Smithfield Foods, Inc. *	41,079	1,344,516
Tootsie Roll Industries, Inc.	9,358	253,602

		5,119,705
Forest Products - 0.27%
Rayonier, Inc.	26,709	1,141,543

Furniture & Fixtures - 0.04%
Furniture Brands International, Inc.	16,679	189,807

Gas & Pipeline Utilities - 1.87%
AGL Resources, Inc.	26,837	1,065,697
Aquila, Inc. *	129,257	514,443
Equitable Resources, Inc.	41,953	2,063,668
National Fuel Gas Company	28,797	1,276,859
ONEOK, Inc.	38,306	1,794,636
Vectren Corp.	26,391	720,475

The accompanying notes are an integral part of the financial statements.	277

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities (continued)
WGL Holdings, Inc.	16,981	$558,505

		7,994,283
Healthcare Products - 4.11%
Advanced Medical Optics, Inc. *	20,678	594,286
Beckman Coulter, Inc.	21,366	1,537,284
Cytyc Corp. *	39,751	1,698,958
DENTSPLY International, Inc.	52,404	2,063,669
Edwards Lifesciences Corp. *	19,881	960,252
Gen-Probe, Inc. *	18,092	1,158,250
Henry Schein, Inc. *	30,646	1,783,291
Hillenbrand Industries, Inc.	21,278	1,224,549
Intuitive Surgical, Inc. *	12,926	2,860,265
Kyphon, Inc. *	15,810	1,057,215
ResMed, Inc. *	26,853	1,091,843
STERIS Corp.	22,379	628,178
Ventana Medical Systems, Inc. *	11,440	935,678

		17,593,718
Healthcare Services - 2.31%
Apria Healthcare Group, Inc. *	15,057	400,968
Cerner Corp. *	22,587	1,288,362
Covance, Inc. *	21,925	1,607,541
Health Net, Inc. *	38,724	2,121,688
Kindred Healthcare, Inc. *	10,895	215,939
Lincare Holdings, Inc. *	28,923	1,040,939
Omnicare, Inc.	41,927	1,368,078
Psychiatric Solutions, Inc. *	18,729	690,351
WellCare Health Plans, Inc. *	11,557	1,140,676

		9,874,542
Homebuilders - 0.72%
Beazer Homes USA, Inc.	13,508	142,779
Hovnanian Enterprises, Inc., Class A *	12,615	149,740
M.D.C. Holdings, Inc.	12,145	540,331
NVR, Inc. *	1,644	919,818
Ryland Group, Inc.	14,506	415,452
Toll Brothers, Inc. *	43,811	935,803

		3,103,923
Hotels & Restaurants - 0.97%
Applebee's International, Inc.	25,753	638,932
Bob Evans Farms, Inc.	12,344	411,920
Boyd Gaming Corp.	14,767	603,232
Brinker International, Inc.	39,149	1,129,057
CBRL Group, Inc.	8,438	315,750
Ruby Tuesday, Inc.	18,734	414,958
The Cheesecake Factory, Inc. *	24,826	618,912

		4,132,761
Household Products - 0.92%
Blyth, Inc.	8,677	194,018
Church & Dwight, Inc.	22,696	1,019,731
Energizer Holdings, Inc. *	19,473	2,062,775

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Household Products (continued)
Tupperware Brands Corp.	21,204	$652,871

		3,929,395
Industrial Machinery - 3.80%
AGCO Corp. *	31,559	1,363,349
Cameron International Corp. *	37,996	3,106,933
Crane Company	17,322	775,852
Donaldson Company, Inc.	23,803	908,798
Flowserve Corp.	19,681	1,405,420
FMC Technologies, Inc. *	22,401	2,121,375
Graco, Inc.	22,948	927,329
Grant Prideco, Inc. *	43,967	2,431,375
IDEX Corp.	28,170	1,083,700
Kennametal, Inc.	13,407	1,081,409
Lincoln Electric Holdings, Inc.	14,712	1,058,381

		16,263,921
Industrials - 0.84%
Fastenal Company	43,267	1,973,408
Harsco Corp.	29,032	1,615,631

		3,589,039
Insurance - 3.93%
American Financial Group, Inc.	24,333	686,191
Arthur J. Gallagher & Company	33,930	1,001,953
Brown & Brown, Inc.	39,717	1,069,182
Commerce Group, Inc.	16,541	527,327
Everest Re Group, Ltd.	21,795	2,220,475
First American Corp.	33,333	1,394,319
Hanover Insurance Group, Inc.	17,760	759,773
HCC Insurance Holdings, Inc.	38,672	1,067,734
Horace Mann Educators Corp.	14,901	288,185
Mercury General Corp.	12,262	645,962
Old Republic International Corp.	79,749	1,450,634
PMI Group, Inc.	29,975	949,608
Protective Life Corp.	24,126	1,008,467
Radian Group, Inc.	27,682	488,310
Stancorp Financial Group, Inc.	18,480	870,408
Unitrin, Inc.	13,729	624,120
W.R. Berkley Corp.	58,931	1,761,448

		16,814,096
Internet Retail - 0.08%
Netflix, Inc. *	20,858	365,432

Internet Software - 1.17%
CheckFree Corp. *	30,336	1,402,433
Digital River, Inc. *	13,957	647,047
F5 Networks, Inc. *	28,802	1,007,206
McAfee, Inc. *	55,032	1,967,394

		5,024,080
Leisure Time - 0.55%
Callaway Golf Company	21,158	345,298
International Speedway Corp., Class A	12,289	578,566
Life Time Fitness, Inc. *	11,200	622,384

The accompanying notes are an integral part of the financial statements.	278

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Leisure Time (continued)
Scientific Games Corp., Class A *	23,304	$813,077

		2,359,325
Life Sciences - 0.29%
Pharmaceutical Product Development, Inc.	35,870	1,256,526

Manufacturing - 1.98%
Carlisle Companies, Inc.	21,413	1,054,162
Lancaster Colony Corp.	8,067	328,085
Mine Safety Appliances Company	10,286	492,905
Nordson Corp.	11,618	583,340
Pentair, Inc.	34,425	1,278,200
Roper Industries, Inc.	30,455	1,927,497
SPX Corp.	19,637	1,768,312
Trinity Industries, Inc.	27,701	1,040,726

		8,473,227
Medical-Hospitals - 1.03%
Community Health Systems, Inc. *	32,451	1,127,023
Health Management Associates, Inc., Class A	83,590	569,248
Lifepoint Hospitals, Inc. *	19,917	559,668
Universal Health Services, Inc., Class B	18,578	980,918
VCA Antech, Inc. *	28,994	1,185,565

		4,422,422
Metal & Metal Products - 0.93%
Commercial Metals Company	40,780	1,178,134
Matthews International Corp., Class A	10,900	470,226
Reliance Steel & Aluminum Company	22,354	1,184,091
Timken Company	32,474	1,154,776

		3,987,227
Mining - 0.23%
Cleveland-Cliffs, Inc.	13,150	1,002,951

Mobile Homes - 0.12%
Thor Industries, Inc.	12,108	532,631

Newspapers - 0.41%
Lee Enterprises, Inc.	15,885	275,922
Washington Post Company, Class B	1,940	1,485,361

		1,761,283
Office Furnishings & Supplies - 0.31%
Herman Miller, Inc.	21,905	635,683
HNI Corp.	16,530	675,085

		1,310,768
Paper - 0.22%
Bowater, Inc.	19,394	326,595
Potlatch Corp.	13,462	606,328

		932,923
Petroleum Services - 1.69%
Exterran Holdings, Inc. *	22,177	1,718,704
Helmerich & Payne, Inc.	35,613	1,121,453
Pride International, Inc. *	57,216	2,012,287
Superior Energy Services, Inc. *	27,839	1,080,710

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
Tidewater, Inc.	19,828	$1,297,743

		7,230,897
Pharmaceuticals - 1.51%
Endo Pharmaceutical Holdings, Inc. *	46,149	1,471,230
Medicis Pharmaceutical Corp., Class A	19,265	588,353
Par Pharmaceutical Companies, Inc. *	12,091	270,718
PDL BioPharma, Inc. *	40,226	784,809
Sepracor, Inc. *	36,716	1,071,006
Valeant Pharmaceuticals International *	32,655	514,969
Vertex Pharmaceuticals, Inc. *	45,188	1,760,525

		6,461,610
Publishing - 0.42%
American Greetings Corp., Class A	19,608	485,102
John Wiley & Sons, Inc., Class A	15,254	632,583
Media General, Inc., Class A	7,806	217,943
Scholastic Corp. *	9,020	307,402
Valassis Communications, Inc. *	16,517	150,635

		1,793,665
Real Estate - 3.18%
AMB Property Corp., REIT	34,369	1,889,608
Cousins Properties, Inc., REIT	15,076	414,138
Equity One, Inc., REIT	12,733	333,095
Highwoods Properties, Inc., REIT	19,622	700,309
Hospitality Properties Trust, REIT	32,382	1,277,794
Liberty Property Trust, REIT	31,724	1,239,139
Mack-California Realty Corp., REIT	23,430	978,437
Nationwide Health Properties, Inc., REIT	30,788	854,367
Regency Centers Corp., REIT	23,968	1,665,057
The Macerich Company, REIT	24,727	2,008,327
UDR, Inc., REIT	46,873	1,176,981
Weingarten Realty Investors, REIT	26,240	1,055,110

		13,592,362
Retail Grocery - 0.09%
Ruddick Corp.	12,422	404,709

Retail Trade - 6.00%
99 Cents Only Stores *	16,175	199,761
Advance Auto Parts, Inc.	36,726	1,305,976
Aeropostale, Inc. *	26,730	553,311
American Eagle Outfitters, Inc.	67,920	1,754,374
AnnTaylor Stores Corp. *	22,314	699,321
Barnes & Noble, Inc.	17,741	639,918
BJ's Wholesale Club, Inc. *	22,197	776,895
Borders Group, Inc.	20,495	307,425
CarMax, Inc. *	74,132	1,679,831
Charming Shoppes, Inc. *	44,366	401,069
Chico's FAS, Inc. *	60,716	970,242
Coldwater Creek, Inc. *	20,872	259,648
Collective Brands, Inc. *	22,763	537,890
Dick's Sporting Goods, Inc. *	13,608	883,159
Dollar Tree Stores, Inc. *	35,396	1,537,956

The accompanying notes are an integral part of the financial statements.	279

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Foot Locker, Inc.	53,359	$891,629
GameStop Corp., Class A *	52,636	2,639,169
MSC Industrial Direct Company, Inc., Class A	18,384	952,291
NBTY, Inc. *	19,520	716,384
Pacific Sunwear of California, Inc. *	24,292	340,331
PetSmart, Inc.	46,925	1,628,297
Regis Corp.	15,284	504,525
Rent-A-Center, Inc. *	24,258	466,239
Ross Stores, Inc.	48,210	1,341,684
Saks, Inc. *	49,110	794,109
United Rentals, Inc. *	22,982	749,213
Urban Outfitters, Inc. *	38,867	890,054
Williams-Sonoma, Inc.	38,165	1,272,039

		25,692,740
Sanitary Services - 1.03%
Aqua America, Inc.	45,742	1,095,978
Republic Services, Inc.	58,096	1,806,205
Stericycle, Inc. *	30,245	1,509,225

		4,411,408
Semiconductors - 3.32%
Atmel Corp. *	147,782	783,245
Cree, Inc. *	29,068	773,209
Cypress Semiconductor Corp. *	52,156	1,305,986
Fairchild Semiconductor International, Inc. *	42,685	800,771
Integrated Device Technology, Inc. *	68,239	1,067,258
International Rectifier Corp. *	25,016	860,800
Intersil Corp., Class A	46,621	1,553,412
Lam Research Corp. *	46,597	2,498,997
Lattice Semiconductor Corp. *	39,593	197,569
Micrel, Inc.	19,536	213,919
Microchip Technology, Inc.	74,547	2,871,550
Semtech Corp. *	21,692	386,985
Silicon Laboratories, Inc. *	18,893	697,530
Triquint Semiconductor, Inc. *	47,995	211,658

		14,222,889
Software - 0.81%
ACI Worldwide, Inc. *	12,820	333,064
Activision, Inc. *	86,985	1,695,338
Advent Software, Inc. *	6,751	270,512
Macrovision Corp. *	18,295	434,140
Sybase, Inc. *	31,505	726,190

		3,459,244
Steel - 0.66%
Carpenter Technology Corp.	8,840	1,032,866
Steel Dynamics, Inc.	29,338	1,272,682
Worthington Industries, Inc.	23,892	505,555

		2,811,103
Telecommunications Equipment &
Services - 1.36%
ADC Telecommunications, Inc. *	40,500	741,150

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
ADTRAN, Inc.	21,200	$566,676
Andrew Corp. *	53,721	756,392
CommScope, Inc. *	21,123	1,195,562
NeuStar, Inc., Class A *	22,145	700,225
Plantronics, Inc.	16,522	469,225
Polycom, Inc. *	31,631	958,735
Powerwave Technologies, Inc. *	44,946	307,880
UTStarcom, Inc. *	36,685	111,522

		5,807,367
Telephone - 0.76%
Cincinnati Bell, Inc. *	85,439	416,942
Harris Corp.	46,324	2,817,889

		3,234,831
Tobacco - 0.10%
Universal Corp.	8,959	440,156

Transportation - 1.26%
Alexander & Baldwin, Inc.	14,802	768,372
Con-way, Inc.	15,747	763,415
Expeditors International of Washington, Inc.	73,528	3,247,732
Overseas Shipholding Group, Inc.	8,596	613,754

		5,393,273
Trucking & Freight - 0.80%
J.B. Hunt Transport Services, Inc.	35,067	1,008,877
Oshkosh Truck Corp.	25,549	1,479,032
Werner Enterprises, Inc.	16,756	311,829
YRC Worldwide, Inc. *	19,837	611,178

		3,410,916

TOTAL COMMON STOCKS (Cost $379,103,561)		$398,607,227

SHORT TERM INVESTMENTS - 6.80%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007 to
09/10/2007	$27,892,000	$27,872,480
U.S. Treasury Bills
zero coupon due 10/18/2007 ****	1,250,000	1,242,134

TOTAL SHORT TERM INVESTMENTS
(Cost $29,114,614)		$29,114,614

Total Investments (Mid Cap Index Fund)
(Cost $408,218,175) - 99.93%		$427,721,841
Other Assets in Excess of Liabilities - 0.07%		306,284

TOTAL NET ASSETS - 100.00%		$428,028,125

The accompanying notes are an integral part of the financial statements.	280

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Intersection Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.42%

Aerospace - 1.06%
Teledyne Technologies, Inc. *	16,300	$813,533
Woodward Governor Company	46,600	2,736,818

		3,550,351
Air Travel - 0.70%
Delta Air Lines, Inc. *	49,500	835,560
SkyWest, Inc.	60,100	1,510,313

		2,345,873
Aluminum - 0.32%
Century Aluminum Company *	21,800	1,072,124

Apparel & Textiles - 0.60%
Crocs, Inc. *	21,400	1,263,456
Phillips-Van Heusen Corp.	12,861	748,896

		2,012,352
Auto Parts - 1.32%
BorgWarner, Inc.	18,500	1,563,250
TRW Automotive Holdings Corp. *	92,900	2,839,024

		4,402,274
Auto Services - 1.03%
Avis Budget Group, Inc. *	148,610	3,449,238
Banking - 0.67%
Comerica, Inc.	40,400	2,253,512
Biotechnology - 1.94%
Cephalon, Inc. *	63,845	4,791,567
Millennium Pharmaceuticals, Inc. *	167,985	1,705,048

		6,496,615
Building Materials & Construction - 1.01%
KBR, Inc. *	65,135	2,139,033
Lennox International, Inc.	34,700	1,248,159

		3,387,192
Business Services - 5.63%
Cadence Design Systems, Inc. *	205,441	4,462,178
Computer Sciences Corp. *	17,600	984,720
DST Systems, Inc. *	50,468	3,858,783
Dun & Bradstreet Corp.	9,722	948,381
Manpower, Inc.	66,399	4,665,194
Perot Systems Corp., Class A *	101,200	1,581,756
Sotheby's	34,867	1,509,044
TeleTech Holdings, Inc. *	27,600	807,300

		18,817,356
Cellular Communications - 0.33%
Telephone & Data Systems, Inc.	16,867	1,092,138

Chemicals - 2.37%
Albemarle Corp.	34,200	1,384,074
Celanese Corp., Series A	31,400	1,127,888
CF Industries Holdings, Inc.	26,400	1,671,912
FMC Corp.	9,409	846,810
Lubrizol Corp.	17,007	1,081,305
Terra Industries, Inc. *	40,400	1,049,188

Mid Cap Intersection Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
W. R. Grace & Company *	34,300	$766,262

		7,927,439
Colleges & Universities - 0.99%
ITT Educational Services, Inc. *	30,193	3,315,191

Commercial Services - 0.37%
Chemed Corp.	20,000	1,240,800

Computers & Business Equipment - 2.27%
Electronics for Imaging, Inc. *	48,800	1,272,704
Ingram Micro, Inc., Class A *	248,101	4,872,704
Western Digital Corp. *	61,800	1,443,648

		7,589,056
Containers & Glass - 0.89%
Owens-Illinois, Inc. *	33,000	1,327,260
Sonoco Products Company	45,823	1,650,545

		2,977,805
Crude Petroleum & Natural Gas - 5.74%
Cabot Oil & Gas Corp.	39,500	1,316,930
Cimarex Energy Company	34,489	1,235,051
Noble Energy, Inc.	131,312	7,887,912
Patterson-UTI Energy, Inc.	53,166	1,141,474
Sunoco, Inc.	46,000	3,364,440
Unit Corp. *	86,400	4,238,784

		19,184,591
Drugs & Health Care - 0.55%
West Pharmaceutical Services, Inc.	46,000	1,842,300
Electrical Utilities - 3.86%
CenterPoint Energy, Inc.	192,000	3,114,240
DTE Energy Company	34,900	1,668,569
Northeast Utilities	173,400	4,794,510
NSTAR	20,107	658,906
Pepco Holdings, Inc.	31,185	869,438
PNM Resources, Inc.	49,196	1,137,412
Puget Energy, Inc.	27,913	651,210

		12,894,285
Electronics - 3.66%
Amphenol Corp., Class A	64,452	2,327,362
Arrow Electronics, Inc. *	19,914	835,591
Avnet, Inc. *	59,631	2,344,095
Belden, Inc.	22,600	1,098,586
Mentor Graphics Corp. *	122,267	1,706,847
Teleflex, Inc.	10,038	780,655
Vishay Intertechnology, Inc. *	235,990	3,122,148

		12,215,284
Energy - 2.66%
Energen Corp.	86,500	4,645,050
MDU Resources Group, Inc.	156,253	4,226,644

		8,871,694
Financial Services - 3.72%
Affiliated Managers Group, Inc. *	45,100	5,107,575

The accompanying notes are an integral part of the financial statements.	281

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Intersection Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
CIT Group, Inc.	14,300	$537,251
E*TRADE Financial Corp. *	149,000	2,321,420
UMB Financial Corp.	100,400	4,447,720

		12,413,966
Food & Beverages - 0.97%
Hormel Foods Corp.	12,200	434,686
Tyson Foods, Inc., Class A	130,300	2,807,965

		3,242,651
Gas & Pipeline Utilities - 1.18%
Questar Corp.	17,000	849,490
UGI Corp.	121,300	3,099,215

		3,948,705
Healthcare Products - 1.22%
Beckman Coulter, Inc.	42,892	3,086,079
STERIS Corp.	35,600	999,292

		4,085,371
Healthcare Services - 3.67%
Coventry Health Care, Inc. *	43,700	2,507,069
Health Net, Inc. *	119,133	6,527,297
Pediatrix Medical Group, Inc. *	12,300	733,695
Weight Watchers International, Inc.	47,800	2,482,732

		12,250,793
Homebuilders - 0.15%
NVR, Inc. *	881	492,920

Hotels & Restaurants - 0.22%
CBRL Group, Inc.	19,581	732,721

Household Appliances - 1.25%
Whirlpool Corp.	43,200	4,164,912

Household Products - 1.56%
Church & Dwight, Inc.	30,730	1,380,699
Energizer Holdings, Inc. *	9,495	1,005,805
Newell Rubbermaid, Inc.	109,600	2,826,584

		5,213,088
Industrial Machinery - 3.46%
AGCO Corp. *	33,199	1,434,197
Dresser-Rand Group, Inc. *	34,700	1,279,389
Gardner Denver, Inc. *	78,000	3,112,980
Grant Prideco, Inc. *	56,834	3,142,920
The Manitowoc Company, Inc.	32,800	2,607,272

		11,576,758
Industrials - 0.23%
Harsco Corp.	13,617	757,786
Insurance - 7.47%
Allied World Assurance Holdings, Ltd.	107,800	5,176,556
Ambac Financial Group, Inc.	12,700	797,814
American Financial Group, Inc.	20,451	576,718
Assurant, Inc.	25,600	1,319,424
Axis Capital Holdings, Ltd.	130,300	4,703,830
Everest Re Group, Ltd.	66,376	6,762,387

Mid Cap Intersection Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
HCC Insurance Holdings, Inc.	23,532	$649,718
MBIA, Inc.	15,300	918,000
PMI Group, Inc.	16,276	515,624
Reinsurance Group of America, Inc.	65,000	3,530,150

		24,950,221
Internet Retail - 0.47%
Netflix, Inc. *	89,697	1,571,492

Internet Software - 0.83%
McAfee, Inc. *	77,849	2,783,102

Leisure Time - 0.21%
Regal Entertainment Group, Class A	31,200	703,248

Manufacturing - 2.26%
Acuity Brands, Inc.	81,800	4,297,772
Barnes Group, Inc.	34,800	1,094,808
Ceradyne, Inc. *	17,000	1,228,760
Mettler-Toledo International, Inc. *	9,800	924,238

		7,545,578
Medical-Hospitals - 0.75%
Lifepoint Hospitals, Inc. *	88,695	2,492,330

Metal & Metal Products - 3.00%
Commercial Metals Company	21,355	616,946
Precision Castparts Corp.	57,019	7,430,146
Reliance Steel & Aluminum Company	19,647	1,040,702
USEC, Inc. *	69,400	929,266

		10,017,060
Mining - 0.60%
Cleveland-Cliffs, Inc.	26,100	1,990,647

Paper - 0.28%
Rock-Tenn Company, Class A	31,800	921,882
Petroleum Services - 2.40%
Pride International, Inc. *	101,494	3,569,544
SEACOR Holdings, Inc. *	18,600	1,633,080
Tesoro Petroleum Corp.	57,200	2,821,676

		8,024,300
Pharmaceuticals - 3.56%
Alkermes, Inc. *	134,900	2,273,065
Amylin Pharmaceuticals, Inc. *	81,200	3,981,236
Barr Pharmaceuticals, Inc. *	38,600	1,963,968
Par Pharmaceutical Companies, Inc. *	24,300	544,077
Vertex Pharmaceuticals, Inc. *	64,322	2,505,985
Watson Pharmaceuticals, Inc. *	20,600	614,292

		11,882,623
Real Estate - 1.20%
Forest City Enterprises, Inc., Class A	24,800	1,377,640
Taubman Centers, Inc., REIT	50,900	2,625,422

		4,003,062
Retail Grocery - 0.70%
SUPERVALU, Inc.	55,200	2,326,680

The accompanying notes are an integral part of the financial statements.	282

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Intersection Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade - 6.05%
Aaron Rents, Inc., Class B	28,500	$729,315
Abercrombie & Fitch Company, Class A	50,000	3,935,000
Advance Auto Parts, Inc.	17,122	608,858
Aeropostale, Inc. *	97,527	2,018,809
American Eagle Outfitters, Inc.	32,515	839,862
Big Lots, Inc. *	65,400	1,946,958
BJ's Wholesale Club, Inc. *	75,800	2,653,000
Dillard's, Inc., Class A	31,200	740,688
Dollar Tree Stores, Inc. *	46,226	2,008,520
J. Crew Group, Inc. *	33,400	1,663,654
Ross Stores, Inc.	109,844	3,056,959

		20,201,623
Semiconductors - 6.02%
Emulex Corp. *	105,100	2,053,654
Integrated Device Technology, Inc. *	62,500	977,500
Lam Research Corp. *	154,472	8,284,333
MKS Instruments, Inc. *	43,400	956,536
ON Semiconductor Corp. *	80,100	938,772
Teradyne, Inc. *	82,000	1,220,980
Varian Semiconductor Equipment
Associates, Inc. *	102,300	5,690,949

		20,122,724
Software - 0.40%
Sybase, Inc. *	58,099	1,339,182

Steel - 0.88%
Steel Dynamics, Inc.	67,900	2,945,502

Telecommunications Equipment &
Services - 1.86%
CommScope, Inc. *	12,200	690,520
NeuStar, Inc., Class A *	121,297	3,835,411
Polycom, Inc. *	29,726	900,995
SAVVIS, Inc. *	19,700	782,681

		6,209,607
Telephone - 1.69%
CenturyTel, Inc.	44,700	2,144,706
Harris Corp.	41,928	2,550,480
U.S. Cellular Corp. *	9,900	962,775

		5,657,961
Tires & Rubber - 0.21%
Goodyear Tire & Rubber Company *	25,100	694,266

Toys, Amusements & Sporting Goods - 0.41%
Hasbro, Inc.	48,900	1,379,469

Trucking & Freight - 1.57%
Landstar Systems, Inc.	85,400	3,673,054
Werner Enterprises, Inc.	84,200	1,566,962

		5,240,016

TOTAL COMMON STOCKS (Cost $339,458,970)		$328,819,716

Mid Cap Intersection Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.06%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$3,544,811 on 09/04/2007,
collateralized by $3,515,000
Federal Home Loan Bank, 5.5%
due 07/15/2036 (valued at
$3,616,056, including interest)	$3,543,000	$3,543,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,543,000)		$3,543,000

Total Investments (Mid Cap Intersection Fund)
(Cost $343,001,970) - 99.48%		$332,362,716
Other Assets in Excess of Liabilities - 0.52%		1,728,829

TOTAL NET ASSETS - 100.00%		$334,091,545

Mid Cap Stock Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.42%

Advertising - 1.52%
Focus Media Holding, Ltd., ADR *	189,200	$7,619,084

Aerospace - 1.19%
Teledyne Technologies, Inc. *	120,000	5,989,200

Agriculture - 1.08%
The Mosaic Company *	129,700	5,449,994

Apparel & Textiles - 1.07%
Coach, Inc. *	24,900	1,108,797
Crocs, Inc. * (a)	72,200	4,262,688

		5,371,485
Auto Parts - 0.94%
LKQ Corp. *	151,600	4,696,568

Biotechnology - 2.23%
Cephalon, Inc. *	68,377	5,131,694
Charles River Laboratories International, Inc. *	116,100	6,092,928

		11,224,622
Building Materials & Construction - 0.93%
Foster Wheeler, Ltd. *	39,600	4,690,224
Business Services - 6.31%
Cadence Design Systems, Inc. *	348,700	7,573,764
DST Systems, Inc. *	55,100	4,212,946
Equifax, Inc.	140,600	5,415,912
Manpower, Inc.	70,900	4,981,434
Peace Mark Holdings, Ltd.	1,238,000	1,836,294
Resources Connection, Inc. *	257,000	7,710,000

		31,730,350
Cable & Television - 0.75%
Net Servicos de Comunicacao SA, PR ADR * (a)	249,500	3,764,955

The accompanying notes are an integral part of the financial statements.	283

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Cellular Communications - 0.27%
Millicom International Cellular SA * (a)	16,200	$1,366,146

Chemicals - 6.58%
FMC Corp.	14,800	1,332,000
Hercules, Inc.	309,000	6,433,380
Kingboard Chemical Holdings, Ltd.	977,600	5,733,254
Potash Corp. of Saskatchewan, Inc.	63,800	5,650,128
Rhodia SA *	127,891	5,215,300
Terra Industries, Inc. *	334,400	8,684,368

		33,048,430
Colleges & Universities - 0.06%
ITT Educational Services, Inc. *	2,800	307,440

Computers & Business Equipment - 0.17%
Diebold, Inc.	19,100	837,917

Containers & Glass - 2.61%
Owens-Illinois, Inc. *	193,400	7,778,548
Rexam PLC	504,898	5,339,636

		13,118,184
Crude Petroleum & Natural Gas - 4.36%
Chesapeake Energy Corp.	238,428	7,691,687
EOG Resources, Inc.	73,800	4,971,168
Forest Oil Corp. * (a)	130,700	5,051,555
Ultra Petroleum Corp. *	78,600	4,197,240

		21,911,650
Drugs & Health Care - 1.62%
Perrigo Company	171,800	3,557,978
Shionogi & Company, Ltd.	243,247	3,538,264
Zymogenetics, Inc. * (a)	86,900	1,049,752

		8,145,994
Electrical Equipment - 2.22%
FLIR Systems, Inc. *	133,900	6,593,236
Genlyte Group, Inc. *	62,852	4,561,170

		11,154,406
Electronics - 1.02%
Garmin, Ltd. (a)	50,100	5,101,683

Energy - 4.55%
Covanta Holding Corp. *	228,600	5,164,074
LDK Solar Company, Ltd., ADR *	111,900	5,769,564
SunPower Corp., Class A. * (a)	97,100	6,634,843
Suntech Power Holdings Company, Ltd., ADR *	148,300	5,301,725

		22,870,206
Financial Services - 2.16%
Interactive Data Corp.	213,100	5,826,154
Invesco PLC, SADR	203,200	5,017,008

		10,843,162
Food & Beverages - 1.42%
Hansen Natural Corp. *	33,400	1,499,994
Tyson Foods, Inc., Class A	262,100	5,648,255

		7,148,249

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Products - 4.08%
Hologic, Inc. * (a)	136,900	$7,276,235
Mindray Medical International, Ltd., ADR (a)	154,400	5,479,656
St. Jude Medical, Inc. *	149,100	6,496,287
The Medicines Company *	75,539	1,261,501

		20,513,679
Household Products - 1.41%
Jarden Corp. *	216,368	7,094,707

Industrial Machinery - 1.26%
Flowserve Corp.	79,500	5,677,095
Kennametal, Inc.	7,800	629,148

		6,306,243
International Oil - 1.08%
Noble Corp.	110,400	5,416,224

Internet Service Provider - 0.95%
Equinix, Inc. *	53,800	4,761,838

Internet Software - 2.40%
Akamai Technologies, Inc. *	27,900	898,938
Digital River, Inc. *	109,400	5,071,784
McAfee, Inc. *	170,600	6,098,950

		12,069,672
Leisure Time - 2.93%
DreamWorks Animation SKG, Class A *	155,939	4,810,718
Electronic Arts, Inc. *	187,500	9,926,250

		14,736,968
Manufacturing - 1.62%
Acuity Brands, Inc.	65,200	3,425,608
Snap-on, Inc.	96,000	4,702,080

		8,127,688
Metal & Metal Products - 1.03%
Cameco Corp.	128,052	5,170,740
Mining - 2.58%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	88,000	7,692,960
Teck Cominco, Ltd., Class B	123,200	5,252,016

		12,944,976
Petroleum Services - 1.84%
GlobalSantaFe Corp.	68,900	4,863,651
TETRA Technologies, Inc. *	218,700	4,371,813

		9,235,464
Pharmaceuticals - 2.26%
Alkermes, Inc. *	159,901	2,694,332
Amylin Pharmaceuticals, Inc. * (a)	96,067	4,710,165
Elan Corp. PLC, SADR *	204,200	3,957,396

		11,361,893
Retail Trade - 12.33%
Abercrombie & Fitch Company, Class A	65,300	5,139,110
BJ's Wholesale Club, Inc. *	238,800	8,358,000
Dick's Sporting Goods, Inc. *	117,500	7,625,750
Dollar Tree Stores, Inc. *	133,600	5,804,920

The accompanying notes are an integral part of the financial statements.	284

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Fossil, Inc. *	321,600	$10,776,816
GameStop Corp., Class A *	123,900	6,212,346
Kohl's Corp. *	143,700	8,521,410
Luxottica Group SpA	131,999	4,519,985
Tiffany & Company (a)	97,007	4,979,370

		61,937,707
Sanitary Services - 0.95%
Allied Waste Industries, Inc. *	375,300	4,792,581

Semiconductors - 2.26%
Broadcom Corp., Class A *	161,600	5,575,200
NVIDIA Corp. *	113,000	5,781,080

		11,356,280
Software - 11.03%
ACI Worldwide, Inc. *	123,800	3,216,324
Activision, Inc. *	380,200	7,410,098
Adobe Systems, Inc. *	175,600	7,506,900
Autodesk, Inc. *	108,200	5,011,824
Citrix Systems, Inc. *	134,500	4,889,075
NAVTEQ Corp. *	86,200	5,430,600
Nuance Communications, Inc. *	93,800	1,763,440
Red Hat, Inc. *	239,800	4,664,110
UbiSoft Entertainment SA *	89,794	5,571,299
VeriFone Holdings, Inc. *	192,494	7,114,578
Verint Systems, Inc. *	115,100	2,837,215

		55,415,463
Telecommunications Equipment &
Services - 1.04%
NICE Systems, Ltd., ADR *	148,335	5,248,092

Toys, Amusements & Sporting Goods - 0.99%
Marvel Entertainment, Inc. * (a)	219,200	4,953,920
Transportation - 2.23%
Aircastle, Ltd.	201,500	6,949,735
C.H. Robinson Worldwide, Inc.	86,900	4,261,576

		11,211,311
Travel Services - 1.09%
Ctrip.com International, Ltd., ADR	129,200	5,489,708

TOTAL COMMON STOCKS (Cost $429,594,676)		$494,535,103

SHORT TERM INVESTMENTS - 9.31%
John Hancock Cash Investment Trust (c)	$46,785,928	$46,785,928

TOTAL SHORT TERM INVESTMENTS
(Cost $46,785,928)		$46,785,928

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.81%
The Bank of New York Tri-Party
Repurchase Agreement dated
08/31/2007 at 5.32% to be
repurchased at $9,105,379 on
09/04/2007, collateralized by
$9,437,931 Federal Home Loan
Mortgage Corp., 5.50% due
08/01/2037 (valued at $9,282,001,
including interest)	$9,100,000	$9,100,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,100,000)		$9,100,000

Total Investments (Mid Cap Stock Fund)
(Cost $485,480,604) - 109.54%		$550,421,031
Liabilities in Excess of Other Assets - (9.54)%		(47,929,908)

TOTAL NET ASSETS - 100.00%		$502,491,123

Mid Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.65%

Advertising - 2.72%
Interpublic Group of Companies, Inc. *	686,606	$7,518,336

Agriculture - 3.38%
Monsanto Company	44,096	3,075,255
The Mosaic Company *	149,529	6,283,209

		9,358,464
Auto Parts - 2.23%
ArvinMeritor, Inc. (a)	63,800	1,113,310
Genuine Parts Company	101,793	5,057,076

		6,170,386
Building Materials & Construction - 1.54%
KBR, Inc. *	112,531	3,695,518
Owens Corning, Inc. * (a)	22,800	569,088

		4,264,606
Business Services - 7.38%
Arbitron, Inc.	23,700	1,180,971
Cadence Design Systems, Inc. *	282,629	6,138,702
R.H. Donnelley Corp. *	123,553	7,268,623
R.R. Donnelley & Sons Company	162,776	5,830,636

		20,418,932
Chemicals - 3.71%
Chemtura Corp.	368,131	3,390,486
Eastman Chemical Company	83,462	5,571,923
Potash Corp. of Saskatchewan, Inc.	8,917	789,690
Valspar Corp.	19,300	520,521

		10,272,620
Containers & Glass - 3.26%
Ball Corp.	106,522	5,579,623

The accompanying notes are an integral part of the financial statements.	285

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Containers & Glass (continued)
Pactiv Corp. *	117,273	$3,430,235

		9,009,858
Crude Petroleum & Natural Gas - 2.27%
EOG Resources, Inc.	93,215	6,278,962

Domestic Oil - 0.93%
Range Resources Corp.	71,000	2,578,010

Electrical Equipment - 1.78%
Hubbell, Inc., Class B	90,937	4,926,967

Electrical Utilities - 7.07%
Ameren Corp.	124,342	6,314,087
CMS Energy Corp.	307,523	5,018,775
Northeast Utilities	216,821	5,995,101
Puget Energy, Inc.	96,357	2,248,009

		19,575,972
Food & Beverages - 3.57%
Coca-Cola Enterprises, Inc.	244,915	5,833,875
Dean Foods Company *	23,700	636,582
Smithfield Foods, Inc. *	104,400	3,417,012

		9,887,469
Gas & Pipeline Utilities - 2.33%
NiSource, Inc.	292,851	5,517,313
Southwest Gas Corp.	31,945	926,724

		6,444,037
Healthcare Products - 0.76%
Bausch & Lomb, Inc.	33,345	2,107,404
Covidien, Ltd. *	200	7,966

		2,115,370
Healthcare Services - 0.83%
Healthsouth Corp. * (a)	125,100	2,284,326

Hotels & Restaurants - 1.17%
Brinker International, Inc.	111,898	3,227,138

Household Products - 1.12%
Newell Rubbermaid, Inc.	120,579	3,109,732

Industrial Machinery - 2.09%
Cummins, Inc.	24,634	2,917,158
W.W. Grainger, Inc.	31,388	2,875,455

		5,792,613
Insurance - 7.04%
ACE, Ltd.	47,463	2,741,463
Aetna, Inc.	41,028	2,088,735
Conseco, Inc. *	215,163	3,025,192
PartnerRe, Ltd.	66,615	4,843,577
SAFECO Corp.	34,200	1,984,284
XL Capital, Ltd., Class A	62,886	4,791,913

		19,475,164
Internet Software - 2.77%
McAfee, Inc. *	200,754	7,176,956

Mid Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Internet Software (continued)
Openwave Systems, Inc. *	106,400	$480,928

		7,657,884
Manufacturing - 1.62%
Pentair, Inc.	19,200	712,896
Snap-on, Inc.	76,934	3,768,227

		4,481,123
Metal & Metal Products - 1.68%
Timken Company	131,144	4,663,481

Office Furnishings & Supplies - 1.85%
OfficeMax, Inc.	143,845	5,109,374

Paper - 2.33%
Bowater, Inc. (a)	171,765	2,892,522
MeadWestvaco Corp.	112,479	3,553,212

		6,445,734
Petroleum Services - 3.84%
GlobalSantaFe Corp.	72,266	5,101,257
Halliburton Company	159,933	5,532,083

		10,633,340
Pharmaceuticals - 4.34%
King Pharmaceuticals, Inc. *	413,029	6,207,826
Mylan Laboratories, Inc.	384,988	5,813,319

		12,021,145
Publishing - 0.03%
Idearc, Inc.	2,100	71,673

Real Estate - 0.81%
Host Hotels & Resorts, Inc., REIT	100,522	2,240,635

Retail Grocery - 2.57%
Safeway, Inc.	111,373	3,533,865
The Kroger Company	135,200	3,593,616

		7,127,481
Retail Trade - 1.71%
Foot Locker, Inc.	154,626	2,583,800
Macy's, Inc.	68,066	2,159,054

		4,742,854
Sanitary Services - 1.15%
Allied Waste Industries, Inc. *	249,600	3,187,392

Software - 1.27%
Sybase, Inc. *	152,656	3,518,721

Telecommunications Equipment &
Services - 9.88%
ADC Telecommunications, Inc. *	247,949	4,537,467
Avaya, Inc. *	234,144	3,940,643
Embarq Corp.	111,800	6,978,556
JDS Uniphase Corp. * (a)	464,975	6,770,036
Tellabs, Inc. *	484,511	5,111,591

		27,338,293
Telephone - 5.88%
CenturyTel, Inc.	71,853	3,447,507

The accompanying notes are an integral part of the financial statements.	286

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
Qwest Communications International, Inc. *	1,100,500	$9,849,475
Windstream Corp.	209,200	2,987,376

		16,284,358

Tires & Rubber - 0.74%
Goodyear Tire & Rubber Company * (a)	73,900	2,044,074

TOTAL COMMON STOCKS (Cost $252,288,150)		$270,276,524

SHORT TERM INVESTMENTS - 2.46%
John Hancock Cash Investment Trust (c)	$6,808,269	$6,808,269

TOTAL SHORT TERM INVESTMENTS
(Cost $6,808,269)		$6,808,269

REPURCHASE AGREEMENTS - 2.99%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$8,276,228 on 09/04/2007,
collateralized by $8,245,000
Federal National Mortgage
Association, 5.55% due
03/29/2010 (valued at $8,440,819,
including interest)	$8,272,000	$8,272,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,272,000)		$8,272,000

Total Investments (Mid Cap Value Fund)
(Cost $267,368,419) - 103.10%		$285,356,793
Liabilities in Excess of Other Assets - (3.10)%		(8,591,459)

TOTAL NET ASSETS - 100.00%		$276,765,334

Mid Cap Value Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.19%

Advertising - 0.56%
Interpublic Group of Companies, Inc. *	65,839	$720,937

Aerospace - 0.79%
Goodrich Corp.	16,140	1,019,402

Agriculture - 1.36%
The Mosaic Company *	41,671	1,751,015

Air Travel - 0.82%
AMR Corp. *	12,513	306,694
Continental Airlines, Inc., Class B *	11,717	389,707
UAL Corp. *	2,465	117,013
US Airways Group, Inc. *	7,986	247,167

		1,060,581
Apparel & Textiles - 1.95%
Liz Claiborne, Inc.	20,464	699,255
Mohawk Industries, Inc. * (a)	6,015	525,170

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
VF Corp.	16,106	$1,286,064

		2,510,489
Auto Parts - 1.56%
Genuine Parts Company	6,345	315,219
Johnson Controls, Inc.	5,618	635,396
Magna International, Inc., Class A (a)	4,613	412,633
WABCO Holdings, Inc.	14,391	651,337

		2,014,585
Automobiles - 2.32%
Ford Motor Company *	340,328	2,657,962
General Motors Corp.	11,011	338,478

		2,996,440
Building Materials & Construction - 1.82%
American Standard Companies, Inc.	43,175	1,590,135
Chicago Bridge & Iron Company N.V.	20,283	757,570

		2,347,705
Business Services - 4.72%
Computer Sciences Corp. *	19,830	1,109,488
Deluxe Corp.	15,638	594,556
Dun & Bradstreet Corp.	4,387	427,952
Electronic Data Systems Corp.	50,501	1,155,968
Fluor Corp.	9,852	1,252,682
Pitney Bowes, Inc.	7,443	332,479
R.H. Donnelley Corp. *	20,607	1,212,310

		6,085,435
Chemicals - 4.37%
Eastman Chemical Company	25,001	1,669,067
Imperial Chemical Industries PLC, ADR	13,212	671,830
Lubrizol Corp.	12,132	771,353
Lyondell Chemical Company	20,739	961,460
PPG Industries, Inc.	21,387	1,568,736

		5,642,446
Construction & Mining Equipment - 0.67%
National Oilwell Varco, Inc. *	6,713	859,264

Construction Materials - 0.37%
USG Corp. * (a)	12,370	477,729

Crude Petroleum & Natural Gas - 2.78%
Newfield Exploration Company *	21,053	915,595
Pioneer Natural Resources Company	24,587	1,009,296
Southwestern Energy Company *	28,611	1,064,043
Sunoco, Inc.	8,096	592,142

		3,581,076
Electrical Equipment - 0.96%
Cooper Industries, Ltd., Class A	24,238	1,240,258

Electrical Utilities - 4.64%
American Electric Power Company, Inc.	16,647	740,458
Consolidated Edison, Inc.	15,124	694,797
DPL, Inc.	7,780	205,003
DTE Energy Company	15,965	763,287

The accompanying notes are an integral part of the financial statements.	287

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
Edison International	20,790	$1,095,841
Mirant Corp. *	15,901	619,662
Pinnacle West Capital Corp.	21,135	842,018
PPL Corp.	21,164	1,021,375

		5,982,441
Electronics - 0.86%
Celestica, Inc. *	83,458	498,244
Solectron Corp. *	157,133	609,676

		1,107,920
Energy - 2.96%
Energy East Corp.	30,447	812,631
McDermott International, Inc. *	17,560	1,685,584
Sempra Energy	23,892	1,314,777

		3,812,992
Financial Services - 0.27%
Amvescap PLC	28,746	350,936

Food & Beverages - 1.31%
Del Monte Foods Company	53,635	565,313
Tyson Foods, Inc., Class A	52,385	1,128,897

		1,694,210
Forest Products - 0.73%
Rayonier, Inc.	21,957	938,442

Gas & Pipeline Utilities - 2.78%
El Paso Corp.	70,934	1,125,723
Enbridge, Inc. (a)	38,650	1,302,505
NiSource, Inc.	39,860	750,962
Questar Corp.	8,115	405,507

		3,584,697
Healthcare Services - 2.36%
Health Net, Inc. *	23,274	1,275,183
Humana, Inc. *	11,093	710,950
McKesson Corp.	6,846	391,660
Omnicare, Inc. (a)	20,337	663,596

		3,041,389
Holdings Companies/Conglomerates - 1.97%
Loews Corp.	35,669	1,676,800
Textron, Inc.	14,866	867,282

		2,544,082
Hotels & Restaurants - 0.94%
Hilton Hotels Corp.	26,492	1,217,307

Household Appliances - 0.75%
Whirlpool Corp.	9,986	962,750

Industrial Machinery - 5.46%
AGCO Corp. *	43,137	1,863,519
Cameron International Corp. *	16,725	1,367,603
Ingersoll-Rand Company, Class A	42,053	2,183,812
Terex Corp. *	6,860	547,977
The Manitowoc Company, Inc.	13,611	1,081,938

		7,044,849

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance - 15.23%
ACE, Ltd.	39,945	$2,307,223
Ambac Financial Group, Inc.	9,010	566,008
Aon Corp.	68,454	2,965,427
Axis Capital Holdings, Ltd.	33,670	1,215,487
Everest Re Group, Ltd.	31,331	3,192,002
Lincoln National Corp.	19,509	1,187,708
MBIA, Inc.	10,743	644,580
PartnerRe, Ltd.	29,532	2,147,272
Torchmark Corp.	12,433	765,376
Willis Group Holdings, Ltd.	19,955	776,250
XL Capital, Ltd., Class A	51,016	3,887,419

		19,654,752
International Oil - 1.75%
Hess Corp.	11,688	717,293
Nabors Industries, Ltd. *	9,394	277,968
Weatherford International, Ltd. *	21,643	1,263,518

		2,258,779
Internet Software - 0.76%
McAfee, Inc. *	27,417	980,158

Leisure Time - 2.65%
National Cinemedia, Inc.	34,927	860,252
Regal Entertainment Group, Class A (a)	51,028	1,150,171
Royal Caribbean Cruises, Ltd.	37,178	1,413,879

		3,424,302
Manufacturing - 4.00%
Eaton Corp.	27,284	2,570,699
Reddy Ice Holdings, Inc.	19,470	563,267
Rockwell Automation, Inc.	13,655	962,131
Stanley Works	18,808	1,067,166

		5,163,263
Medical-Hospitals - 0.30%
Health Management Associates, Inc., Class A	56,318	383,526

Mining - 1.00%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	14,694	1,284,549

Paper - 0.43%
MeadWestvaco Corp.	17,417	550,203

Petroleum Services - 2.58%
BJ Services Company	23,103	573,186
ENSCO International, Inc.	5,449	295,445
GlobalSantaFe Corp.	27,280	1,925,695
Smith International, Inc.	7,923	530,920

		3,325,246
Pharmaceuticals - 1.55%
Hospira, Inc. *	11,220	433,653
King Pharmaceuticals, Inc. *	24,710	371,391
Mylan Laboratories, Inc.	54,339	820,519
Watson Pharmaceuticals, Inc. *	12,449	371,229

		1,996,792

The accompanying notes are an integral part of the financial statements.	288

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Photography - 0.69%
Eastman Kodak Company (a)	33,465	$892,512

Railroads & Equipment - 1.46%
CSX Corp.	36,947	1,514,827
Kansas City Southern *	12,202	370,819

		1,885,646
Real Estate - 1.66%
Boston Properties, Inc., REIT	3,334	333,633
Equity Residential, REIT	22,274	896,306
Simon Property Group, Inc., REIT	5,862	556,421
The St. Joe Company, REIT (a)	11,135	352,089

		2,138,449
Retail Trade - 1.80%
Family Dollar Stores, Inc.	37,826	1,107,545
Macy's, Inc.	14,147	448,743
Ritchie Brothers Auctioneers, Inc. (a)	11,896	768,601

		2,324,889
Sanitary Services - 0.07%
Insituform Technologies, Inc., Class A *	5,440	89,706

Semiconductors - 4.23%
Intersil Corp., Class A	33,062	1,101,626
LSI Logic Corp. *	133,288	918,354
Maxim Integrated Products, Inc.	21,952	658,779
Microchip Technology, Inc.	19,610	755,377
Micron Technology, Inc. *	69,324	793,760
National Semiconductor Corp.	46,843	1,232,908

		5,460,804
Software - 0.77%
BMC Software, Inc. *	32,308	989,271

Steel - 0.52%
Nucor Corp.	12,715	672,624

Telecommunications Equipment &
Services - 0.95%
Embarq Corp.	4,500	280,890
Tellabs, Inc. *	89,996	949,458

		1,230,348
Telephone - 2.60%
CenturyTel, Inc.	29,635	1,421,887
Qwest Communications International, Inc. *	106,593	954,007
Windstream Corp.	68,605	979,680

		3,355,574
Tobacco - 2.75%
Loews Corp. - Carolina Group	35,767	2,722,584
Reynolds American, Inc.	12,571	831,195

		3,553,779
Toys, Amusements & Sporting Goods - 0.36%
Hasbro, Inc.	16,534	466,424

TOTAL COMMON STOCKS (Cost $112,778,492)		$126,670,973

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

CONVERTIBLE BONDS - 0.38%

Telephone - 0.38%
Qwest Communications International, Inc.
3.50% due 11/15/2025	$302,000	$489,995

TOTAL CONVERTIBLE BONDS (Cost $408,455)		$489,995

SHORT TERM INVESTMENTS - 5.15%
Deutsche Bank Financial, LLC
5.19% due 09/04/2007	$800,000	$799,654
John Hancock Cash Investment Trust (c)	5,849,359	5,849,359

TOTAL SHORT TERM INVESTMENTS
(Cost $6,649,013)		$6,649,013

Total Investments (Mid Cap Value Equity Fund)
(Cost $119,835,960) - 103.72%		$133,809,981
Liabilities in Excess of Other Assets - (3.72)%		(4,799,626)

TOTAL NET ASSETS - 100.00%		$129,010,355

Natural Resources Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.98%

Aluminum - 0.95%
Alcoa, Inc.	220,325	$8,048,472

Coal - 3.18%
CONSOL Energy, Inc.	381,986	15,233,602
Peabody Energy Corp.	271,800	11,554,218

		26,787,820
Crude Petroleum & Natural Gas - 11.12%
Devon Energy Corp.	99,900	7,523,469
EOG Resources, Inc.	413,869	27,878,216
Newfield Exploration Company *	252,252	10,970,440
Noble Energy, Inc.	149,264	8,966,288
Rosneft Oil Company, GDR *	1,093,119	8,963,576
Ultra Petroleum Corp. *	158,600	8,469,240
XTO Energy, Inc.	384,386	20,895,223

		93,666,452
Domestic Oil - 5.34%
Denbury Resources, Inc. *	243,000	9,666,540
Suncor Energy, Inc.	257,407	23,057,194
Western Oil Sands, Inc. *	346,611	12,281,208

		45,004,942
Gas & Pipeline Utilities - 3.30%
Eni SPA, SADR (a)	300,600	20,735,388
Equitable Resources, Inc.	143,060	7,037,121

		27,772,509
Gold - 3.02%
AngloGold Ashanti, Ltd. (a)	221,300	8,637,339
Barrick Gold Corp.	233,556	7,595,241

The accompanying notes are an integral part of the financial statements.	289

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Natural Resources Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Gold (continued)
Gold Fields, Ltd.	610,390	$9,258,888

		25,491,468
International Oil - 26.68%
BP PLC, ADR	307,827	20,735,227
Canadian Natural Resources, Ltd.	505,533	34,555,844
ConocoPhillips	209,128	17,125,492
EnCana Corp.	473,654	27,757,264
Exxon Mobil Corp.	391,205	33,538,005
Lukoil Oil Company, ADR (a)	271,827	20,169,563
OAO Gazprom, SADR (a)	496,250	20,640,054
Petroleo Brasileiro SA, ADR (a)	319,198	19,739,204
Royal Dutch Shell PLC, ADR	138,969	10,749,252
Talisman Energy, Inc.	1,151,998	19,765,367

		224,775,272
Metal & Metal Products - 14.75%
Alumina, Ltd. (a)	1,917,238	10,887,806
Cameco Corp.	673,422	27,192,780
Companhia Vale Do Rio Doce, ADR *	98,078	4,838,188
Companhia Vale Do Rio Doce, SADR	1,277,652	53,341,971
Vedanta Resources PLC	783,822	27,987,022

		124,247,767
Mining - 9.49%
Aluminum Corp. China, Ltd., ADR (a)	135,188	9,164,394
Anglo American PLC	147,612	8,476,124
Anglo Platinum, Ltd. (a)	145,326	19,359,690
Freeport-McMoRan Copper & Gold, Inc.,
Class B	187,330	16,376,389
Xstrata PLC	451,154	26,549,244

		79,925,841
Paper - 1.24%
Bowater, Inc. (a)	292,800	4,930,752
Mondi PLC	40,552	400,309
Mondi, Ltd.	460	4,429
Mondi, Ltd.	15,754	150,909
Smurfit-Stone Container Corp. *	467,400	4,935,744

		10,422,143
Petroleum Services - 13.06%
Baker Hughes, Inc.	164,700	13,811,742
GlobalSantaFe Corp.	152,323	10,752,480
Halliburton Company	354,202	12,251,847
Petro-Canada	222,331	11,338,649
Total SA, ADR	350,062	26,286,156
Valero Energy Corp.	519,866	35,616,020

		110,056,894
Steel - 3.85%
Arcelor Mittal, Class A (a)	344,925	22,834,035
Nucor Corp.	182,200	9,638,380

		32,472,415

TOTAL COMMON STOCKS (Cost $641,271,804)		$808,671,995

Natural Resources Fund (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.21%

Mining - 0.21%
Anglo American Platinum Corp., Ltd. * (a)	38,100	$1,781,119

TOTAL PREFERRED STOCKS (Cost $1,178,863)		$1,781,119

SHORT TERM INVESTMENTS - 11.15%
John Hancock Cash Investment Trust (c)	$93,981,765	$93,981,765

TOTAL SHORT TERM INVESTMENTS
(Cost $93,981,765)		$93,981,765

REPURCHASE AGREEMENTS - 5.46%
The Bank of New York Tri-Party
Repurchase Agreement dated
08/31/2007 at 5.32% to be
repurchased at $46,027,191 on
09/04/2007, collateralized by
$47,708,220 Federal Government
Mortgage Corp., 5.5% due
08/01/2037 (valued at
$46,920,001, including interest)	$46,000,000	$46,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $46,000,000)		$46,000,000

Total Investments (Natural Resources Fund)
(Cost $782,432,432) - 112.80%		$950,434,879
Liabilities in Excess of Other Assets - (12.80)%		(107,867,601)

TOTAL NET ASSETS - 100.00%		$842,567,278

Quantitative All Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.07%

Aerospace - 3.24%
Lockheed Martin Corp.	1,727	$171,215
Orbital Sciences Corp., Class A *	1,022	22,443

		193,658
Aluminum - 0.54%
Century Aluminum Company *	654	32,164

Apparel & Textiles - 2.60%
Coach, Inc. *	3,075	136,930
Wolverine World Wide, Inc.	688	18,087

		155,017
Auto Parts - 1.04%
Lear Corp. *	2,123	62,055

Banking - 4.47%
Bank of America Corp.	3,644	184,678
BankUnited Financial Corp., Class A (a)	1,245	21,290
FirstFed Financial Corp. * (a)	701	35,225
Franklin Bank Corp. *	2,775	25,502

		266,695

The accompanying notes are an integral part of the financial statements.	290

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Biotechnology - 2.09%
Applera Corp.	3,942	$124,607

Business Services - 4.01%
Cadence Design Systems, Inc. *	3,775	81,982
Computer Sciences Corp. *	869	48,621
Informatica Corp. *	2,594	36,212
Sotheby's	1,676	72,537

		239,352
Cellular Communications - 0.49%
Mobile Telesystems, SADR	439	29,044

Chemicals - 0.28%
Albemarle Corp.	412	16,674
Commercial Services - 0.57%
Chemed Corp.	305	18,922
Perficient, Inc. *	650	15,158

		34,080
Computers & Business Equipment - 4.86%
Cisco Systems, Inc. *	4,192	133,809
EMC Corp. *	2,896	56,935
International Business Machines Corp.	191	22,288
Radiant Systems, Inc. *	2,130	32,056
Xerox Corp. *	2,624	44,949

		290,037
Containers & Glass - 0.69%
Ball Corp.	787	41,223

Cosmetics & Toiletries - 1.65%
Colgate-Palmolive Company	1,483	98,352

Crude Petroleum & Natural Gas - 0.58%
Vaalco Energy, Inc. *	4,326	16,958
W&T Offshore, Inc.	807	17,988

		34,946
Electrical Equipment - 2.56%
Cooper Industries, Ltd., Class A	890	45,541
Emerson Electric Company	2,184	107,519

		153,060
Electrical Utilities - 0.49%
Public Service Enterprise Group, Inc.	347	29,491

Electronics - 0.32%
Dolby Laboratories, Inc., Class A *	524	19,089

Energy - 0.79%
Energen Corp.	330	17,721
Nexen, Inc.	1,063	29,626

		47,347
Financial Services - 8.24%
Barclays PLC, SADR	726	36,010
Bear Stearns Companies, Inc.	1,099	119,417
Goldman Sachs Group, Inc.	241	42,418
Lehman Brothers Holdings, Inc.	1,812	99,352
Merrill Lynch & Company, Inc.	2,097	154,549

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
The First Marblehead Corp. (a)	1,209	$40,490

		492,236
Food & Beverages - 2.46%
PepsiCo, Inc.	2,159	146,877

Gas & Pipeline Utilities - 0.97%
Suburban Propane Partners, L.P.	1,237	57,681

Healthcare Products - 5.53%
DENTSPLY International, Inc.	419	16,500
Herbalife, Ltd.	770	32,687
Johnson & Johnson	2,836	175,236
NutriSystem, Inc. *	952	51,627
USANA Health Sciences, Inc. * (a)	1,423	54,188

		330,238
Healthcare Services - 1.95%
UnitedHealth Group, Inc.	2,330	116,523

Holdings Companies/Conglomerates - 0.81%
General Electric Company	860	33,428
Pearson PLC, SADR	1,007	15,035

		48,463
Homebuilders - 0.29%
AMREP Corp. * (a)	516	17,337

Hotels & Restaurants - 3.47%
Marriott International, Inc., Class A	937	41,621
McDonald's Corp.	3,359	165,431

		207,052
Industrial Machinery - 3.21%
Cummins, Inc.	333	39,434
Gardner Denver, Inc. *	875	34,921
Robbins & Myers, Inc.	1,573	85,225
Terex Corp. *	404	32,272

		191,852
Industrials - 1.78%
Companhia de Saneamento Basico do
Estado de Sao Paulo, ADR *	2,165	106,150
Insurance - 5.25%
Aspen Insurance Holdings, Ltd.	1,997	50,105
IPC Holdings, Ltd.	1,924	48,908
Montpelier Re Holdings, Ltd.	2,824	46,483
RenaissanceRe Holdings, Ltd.	1,445	82,770
Safety Insurance Group, Inc.	1,005	34,311
W.R. Berkley Corp.	1,705	50,962

		313,539
International Oil - 4.30%
ConocoPhillips	2,030	166,237
Exxon Mobil Corp.	255	21,861
Parker Drilling Company *	8,778	68,380

		256,478
Internet Retail - 0.36%
eBay, Inc. *	627	21,381

The accompanying notes are an integral part of the financial statements.	291

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Internet Software - 0.45%
S1 Corp. *	3,411	$26,606

Leisure Time - 0.53%
Walt Disney Company	941	31,618

Manufacturing - 1.37%
Trinity Industries, Inc.	2,181	81,940

Mining - 0.50%
Anglo American PLC, ADR	1,034	29,593

Petroleum Services - 3.19%
ENSCO International, Inc.	921	49,937
GlobalSantaFe Corp.	897	63,319
Petro-Canada	1,516	77,392

		190,648
Pharmaceuticals - 1.69%
Abbott Laboratories	283	14,691
American Oriental Bioengineering, Inc. * (a)	2,241	20,841
Eli Lilly & Company	311	17,836
Pfizer, Inc.	1,099	27,299
Sciele Pharma, Inc. * (a)	876	20,218

		100,885
Publishing - 2.06%
Idearc, Inc.	3,196	109,080
McGraw-Hill Companies, Inc.	279	14,078

		123,158
Real Estate - 0.86%
First Industrial Realty Trust, Inc., REIT	1,260	51,383

Retail Trade - 2.20%
CVS Caremark Corp.	506	19,137
Dollar Tree Stores, Inc. *	1,010	43,885
NBTY, Inc. *	1,112	40,810
ValueVision Media, Inc., Class A *	3,284	27,684

		131,516
Sanitary Services - 0.70%
Waste Management, Inc.	1,115	42,002

Software - 7.28%
Adobe Systems, Inc. *	707	30,224
ANSYS, Inc. *	2,492	82,560
CIBER, Inc. *	4,217	33,441
Magma Design Automation, Inc. *	1,939	26,642
Microsoft Corp.	1,700	48,841
Nuance Communications, Inc. * (a)	4,073	76,572
Oracle Corp. *	2,152	43,643
VeriFone Holdings, Inc. *	2,501	92,437

		434,360
Steel - 1.36%
Gerdau Ameristeel Corp.	5,665	65,374
Steel Dynamics, Inc.	369	16,007

		81,381

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 0.56%
Polycom, Inc. *	1,100	$33,341

Telephone - 5.21%
AT&T, Inc.	7,802	311,066

Toys, Amusements & Sporting Goods - 1.22%
Mattel, Inc.	3,363	72,742

TOTAL COMMON STOCKS (Cost $5,568,896)		$5,914,937

SHORT TERM INVESTMENTS - 4.66%
John Hancock Cash Investment Trust (c)	$278,125	$278,125

TOTAL SHORT TERM INVESTMENTS
(Cost $278,125)		$278,125

Total Investments (Quantitative All Cap Fund)
(Cost $5,847,021) - 103.73%		$6,193,062
Liabilities in Excess of Other Assets - (3.73)%		(222,808)

TOTAL NET ASSETS - 100.00%		$5,970,254

Quantitative Mid Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.34%

Auto Parts - 2.79%
Genuine Parts Company	13,400	$665,712
Magna International, Inc., Class A (a)	31,200	2,790,840

		3,456,552
Banking - 2.49%
Bank of Hawaii Corp.	9,200	472,972
Huntington BancShares, Inc.	70,600	1,215,026
Sovereign Bancorp, Inc.	51,800	936,544
Wachovia Corp.	9,500	465,310

		3,089,852
Biotechnology - 1.86%
Applera Corp.	52,700	1,665,847
Millipore Corp. *	9,200	641,056

		2,306,903
Building Materials & Construction - 0.77%
Lennox International, Inc.	26,600	956,802

Business Services - 7.43%
Cadence Design Systems, Inc. *	91,700	1,991,724
CGI Group, Inc., Class A *	116,800	1,288,304
Computer Sciences Corp. *	36,700	2,053,365
Manpower, Inc.	21,900	1,538,694
URS Corp. *	43,700	2,335,328

		9,207,415
Chemicals - 2.75%
Airgas, Inc.	13,400	619,348

The accompanying notes are an integral part of the financial statements.	292

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Quantitative Mid Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Lyondell Chemical Company	21,700	$1,006,012
OM Group, Inc. *	36,100	1,783,340

		3,408,700
Computers & Business Equipment - 2.10%
Cognizant Technology Solutions Corp.,
Class A *	20,800	1,529,008
Xerox Corp. *	62,700	1,074,051

		2,603,059
Containers & Glass - 1.84%
Pactiv Corp. *	78,000	2,281,500

Crude Petroleum & Natural Gas - 2.98%
Sunoco, Inc.	13,000	950,820
Unit Corp. *	35,100	1,722,006
XTO Energy, Inc.	18,700	1,016,532

		3,689,358
Electrical Equipment - 1.80%
AMETEK, Inc.	55,800	2,231,442

Electrical Utilities - 2.58%
Alliant Energy Corp.	30,500	1,155,340
Xcel Energy, Inc.	99,200	2,044,512

		3,199,852
Electronics - 4.87%
Amphenol Corp., Class A	36,400	1,314,404
Dolby Laboratories, Inc., Class A *	38,700	1,409,841
Thomas & Betts Corp. *	44,000	2,437,160
Trimble Navigation, Ltd. *	24,600	868,626

		6,030,031
Financial Services - 3.14%
AllianceBernstein Holding LP *	21,700	1,792,637
Bear Stearns Companies, Inc.	7,800	847,548
CapitalSource, Inc.	70,380	1,254,875

		3,895,060
Food & Beverages - 1.28%
McCormick & Company, Inc.	44,200	1,584,128

Gas & Pipeline Utilities - 4.53%
AGL Resources, Inc.	61,400	2,438,194
ONEOK, Inc.	20,800	974,480
Suburban Propane Partners, L.P.	47,300	2,205,599

		5,618,273
Healthcare Products - 2.72%
DENTSPLY International, Inc.	14,000	551,320
Herbalife, Ltd.	51,200	2,173,440
Smith & Nephew PLC (a)	11,000	647,790

		3,372,550
Healthcare Services - 4.24%
Coventry Health Care, Inc. *	37,000	2,122,690
Laboratory Corp. of America Holdings *	15,100	1,172,666
Pediatrix Medical Group, Inc. *	9,300	554,745

Quantitative Mid Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
WellCare Health Plans, Inc. *	14,300	$1,411,410

		5,261,511
Hotels & Restaurants - 2.72%
Darden Restaurants, Inc.	46,700	1,942,720
Sonic Corp. *	36,300	792,066
Wyndham Worldwide Corp.	19,800	631,620

		3,366,406
Industrial Machinery - 3.68%
CNH Global NV (a)	36,810	1,877,678
Crane Company	32,600	1,460,154
Gardner Denver, Inc. *	30,600	1,221,246

		4,559,078
Insurance - 7.34%
American Financial Group, Inc.	47,900	1,350,780
Arch Capital Group, Ltd. *	15,143	1,087,722
Aspen Insurance Holdings, Ltd.	126,300	3,168,867
Axis Capital Holdings, Ltd.	63,000	2,274,300
RenaissanceRe Holdings, Ltd.	21,300	1,220,064

		9,101,733
International Oil - 1.09%
Nabors Industries, Ltd. *	45,700	1,352,263

Life Sciences - 0.52%
Waters Corp. *	10,400	640,328

Manufacturing - 1.06%
Snap-on, Inc.	26,900	1,317,562

Office Furnishings & Supplies - 3.23%
Avery Dennison Corp.	24,800	1,482,792
IKON Office Solutions, Inc.	179,300	2,517,372

		4,000,164
Petroleum Services - 4.43%
Complete Production Services, Inc. *	24,000	532,800
ENSCO International, Inc.	52,300	2,835,706
Tesoro Petroleum Corp.	14,500	715,285
Tidewater, Inc.	21,500	1,407,175

		5,490,966
Pharmaceuticals - 1.36%
Celgene Corp. *	10,500	674,205
Schering-Plough Corp.	17,100	513,342
Shire Pharmaceuticals Group PLC, ADR	6,300	496,062

		1,683,609
Publishing - 2.58%
Idearc, Inc. (a)	93,700	3,197,981

Railroads & Equipment - 0.84%
Canadian Pacific Railway, Ltd.	14,700	1,036,056

Real Estate - 4.48%
Hospitality Properties Trust, REIT	76,900	3,034,474
iStar Financial, Inc., REIT	68,900	2,521,740

		5,556,214

The accompanying notes are an integral part of the financial statements.	293

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Quantitative Mid Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade - 4.21%
Cabela's, Inc. * (a)	51,300	$1,212,219
Dick's Sporting Goods, Inc. *	21,800	1,414,820
Dollar Tree Stores, Inc. *	59,600	2,589,620

		5,216,659
Sanitary Services - 2.21%
Republic Services, Inc.	88,200	2,742,138

Semiconductors - 1.53%
Intersil Corp., Class A	28,900	962,948
Microsemi Corp. *	36,600	928,176

		1,891,124
Software - 3.72%
ANSYS, Inc. *	29,500	977,335
Nuance Communications, Inc. * (a)	95,900	1,802,920
VeriFone Holdings, Inc. *	49,500	1,829,520

		4,609,775
Telecommunications Equipment &
Services - 0.93%
Amdocs, Ltd. *	25,800	910,740
Polycom, Inc. *	7,900	239,449

		1,150,189
Telephone - 0.42%
AT&T, Inc.	13,100	522,297

Toys, Amusements & Sporting Goods - 1.82%
Hasbro, Inc.	57,200	1,613,612
Marvel Entertainment, Inc. *	28,200	637,320

		2,250,932

TOTAL COMMON STOCKS (Cost $114,722,365)		$121,878,462

SHORT TERM INVESTMENTS - 8.52%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007	$2,030,000	$2,029,290
John Hancock Cash Investment Trust (c)	8,535,564	8,535,564

TOTAL SHORT TERM INVESTMENTS
(Cost $10,564,854)		$10,564,854

Total Investments (Quantitative Mid Cap Fund)
(Cost $125,287,219) - 106.86%		$132,443,316
Liabilities in Excess of Other Assets - (6.86)%		(8,503,881)

TOTAL NET ASSETS - 100.00%		$123,939,435

Quantitative Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.03%

Advertising - 2.34%
Omnicom Group, Inc.	360,400	$18,355,172

Quantitative Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Aerospace - 1.23%
Lockheed Martin Corp.	97,200	$9,636,408

Apparel & Textiles - 0.70%
Coach, Inc. *	124,200	5,530,626

Banking - 8.18%
Bank of America Corp.	681,700	34,548,556
Wachovia Corp.	606,700	29,716,166

		64,264,722
Biotechnology - 0.77%
Applera Corp.	192,300	6,078,603

Business Services - 0.75%
CSG Systems International, Inc. *	254,400	5,881,728

Chemicals - 0.74%
Praxair, Inc.	76,500	5,787,990

Computers & Business Equipment - 2.67%
EMC Corp. *	324,400	6,377,704
Juniper Networks, Inc. *	322,481	10,616,074
Xerox Corp. *	230,600	3,950,178

		20,943,956
Construction Materials - 0.51%
Sherwin-Williams Company	58,300	4,023,283

Containers & Glass - 0.71%
Sealed Air Corp.	209,200	5,533,340

Cosmetics & Toiletries - 3.13%
Colgate-Palmolive Company	136,000	9,019,520
Kimberly-Clark Corp.	226,677	15,570,443

		24,589,963
Crude Petroleum & Natural Gas - 2.45%
Unit Corp. *	300,584	14,746,651
W&T Offshore, Inc. (a)	201,500	4,491,435

		19,238,086
Domestic Oil - 1.00%
St. Mary Land & Exploration Company	235,900	7,867,265

Electrical Equipment - 0.93%
Cooper Industries, Ltd., Class A	143,400	7,337,778

Electrical Utilities - 2.25%
Public Service Enterprise Group, Inc.	208,200	17,694,918

Energy - 2.92%
Energen Corp.	346,600	18,612,420
Nexen, Inc.	154,200	4,297,554

		22,909,974
Financial Services - 13.66%
Affiliated Managers Group, Inc. *	55,100	6,240,075
Barclays PLC, SADR	233,500	11,581,600
Bear Stearns Companies, Inc.	11,000	1,195,260
CapitalSource, Inc. (a)	368,037	6,562,100
CIT Group, Inc.	145,000	5,447,650
Citigroup, Inc.	127,200	5,963,136
E*TRADE Financial Corp. *	767,800	11,962,324

The accompanying notes are an integral part of the financial statements.	294

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Quantitative Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
JP Morgan Chase & Company	183,700	$8,178,324
Lehman Brothers Holdings, Inc.	306,200	16,788,946
Merrill Lynch & Company, Inc.	250,700	18,476,590
Morgan Stanley (c)	144,800	9,031,176
The First Marblehead Corp. (a)	175,000	5,860,750

		107,287,931
Food & Beverages - 2.56%
McCormick & Company, Inc.	561,084	20,109,250

Gas & Pipeline Utilities - 2.50%
AGL Resources, Inc.	91,200	3,621,552
Eni SPA, SADR (a)	176,800	12,195,664
UGI Corp.	149,300	3,814,615

		19,631,831
Healthcare Products - 1.86%
Baxter International, Inc.	165,200	9,046,352
DENTSPLY International, Inc.	141,200	5,560,456

		14,606,808
Holdings Companies/Conglomerates - 4.53%
General Electric Company	914,700	35,554,389

Insurance - 9.00%
Ambac Financial Group, Inc.	124,500	7,821,090
American Financial Group, Inc.	186,900	5,270,580
Axis Capital Holdings, Ltd.	194,200	7,010,620
Everest Re Group, Ltd.	143,400	14,609,592
Genworth Financial, Inc., Class A	372,000	10,780,560
ING Groep NV, SADR	99,227	3,987,933
MBIA, Inc.	142,800	8,568,000
RenaissanceRe Holdings, Ltd.	104,200	5,968,576
W.R. Berkley Corp.	92,600	2,767,814
XL Capital, Ltd., Class A	51,628	3,934,054

		70,718,819
International Oil - 5.37%
Chevron Corp.	22,400	1,965,824
ConocoPhillips	41,000	3,357,490
Exxon Mobil Corp.	254,000	21,775,420
Nabors Industries, Ltd. *	252,300	7,465,557
Sasol, Ltd., SADR (a)	189,700	7,631,631

		42,195,922
Internet Retail - 0.78%
eBay, Inc. *	179,600	6,124,360
Leisure Time - 0.60%
Walt Disney Company	141,000	4,737,600
Manufacturing - 1.69%
Trinity Industries, Inc.	354,000	13,299,780
Medical-Hospitals - 0.43%
VCA Antech, Inc. *	81,700	3,340,713
Metal & Metal Products - 0.33%
Reliance Steel & Aluminum Company	49,100	2,600,827

Quantitative Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Mining - 0.32%
Alliance Resource Partners LP	75,218	$2,520,555

Petroleum Services - 1.86%
ENSCO International, Inc.	97,000	5,259,340
Valero Energy Corp.	136,600	9,358,466

		14,617,806
Pharmaceuticals - 2.63%
Eli Lilly & Company	188,400	10,804,740
Pfizer, Inc.	395,900	9,834,156

		20,638,896
Publishing - 1.14%
McGraw-Hill Companies, Inc.	38,300	1,932,618
Meredith Corp.	125,700	7,026,630

		8,959,248
Real Estate - 2.80%
Hospitality Properties Trust, REIT	134,200	5,295,532
iStar Financial, Inc., REIT	456,800	16,718,881

		22,014,413
Retail Trade - 1.40%
Dollar Tree Stores, Inc. *	252,700	10,979,815

Sanitary Services - 2.72%
Waste Management, Inc.	566,300	21,332,521

Software - 2.23%
Nuance Communications, Inc. * (a)	479,000	9,005,200
VeriFone Holdings, Inc. *	230,000	8,500,800

		17,506,000
Steel - 0.64%
Steel Dynamics, Inc.	116,100	5,036,418

Telephone - 6.37%
AT&T, Inc.	1,044,300	41,636,241
CenturyTel, Inc.	50,567	2,426,205
Qwest Communications International, Inc. *	668,400	5,982,180

		50,044,626
Tobacco - 0.64%
Altria Group, Inc.	72,700	5,046,107

Toys, Amusements & Sporting Goods - 1.69%
Mattel, Inc.	613,000	13,259,190

TOTAL COMMON STOCKS (Cost $763,745,394)		$777,837,637

SHORT TERM INVESTMENTS - 5.43%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007	$7,755,000	$7,752,286
Federal National Mortgage Association Discount
Note
zero coupon due 09/19/2007	3,600,000	3,590,730
John Hancock Cash Investment Trust (c)	31,314,246	31,314,246

TOTAL SHORT TERM INVESTMENTS
(Cost $42,657,262)		$42,657,262

The accompanying notes are an integral part of the financial statements.	295

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Investments (Quantitative Value Fund)
(Cost $806,402,656) - 104.46%	$820,494,899
Liabilities in Excess of Other Assets - (4.46)%	(35,017,319)

TOTAL NET ASSETS - 100.00%	$785,477,580

Real Estate Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.87%

Hotels & Restaurants - 5.05%
Hilton Hotels Corp.	126,400	$5,808,080
Marriott International, Inc., Class A	83,100	3,691,302
Starwood Hotels & Resorts Worldwide, Inc.	54,900	3,355,488

		12,854,870
Paper - 1.82%
Plum Creek Timber Company, Inc.	110,100	4,616,493

Real Estate - 88.00%
Alexandria Real Estate Equities, Inc., REIT	43,700	4,078,521
AMB Property Corp., REIT	151,030	8,303,629
Avalon Bay Communities, Inc., REIT	67,790	7,753,820
Boston Properties, Inc., REIT	77,750	7,780,442
Brandywine Realty Trust, REIT	137,600	3,547,328
BRE Properties, Inc., Class A, REIT	110,440	6,133,838
Brookfield Properties Corp. (a)	284,200	6,559,336
Camden Property Trust, REIT	131,800	8,104,382
CBL & Associates Properties, Inc., REIT	159,300	5,250,528
Cousins Properties, Inc., REIT (a)	129,600	3,560,112
DCT Industrial Trust, Inc., REIT	386,200	3,946,964
Developers Diversified Realty Corp., REIT	89,200	4,770,416
Douglas Emmett, Inc., REIT	173,700	4,246,965
Duke Realty Corp., REIT	154,310	5,214,135
EastGroup Properties, Inc., REIT	112,900	4,790,347
Equity One, Inc., REIT	203,100	5,313,096
Equity Residential, REIT	238,850	9,611,324
Essex Property Trust, Inc., REIT	74,100	8,728,239
Federal Realty Investment Trust, REIT	51,680	4,344,738
Forest City Enterprises, Inc., Class A	21,300	1,183,215
General Growth Properties, Inc., REIT	184,260	9,159,565
Highwoods Properties, Inc., REIT	89,100	3,179,979
Host Hotels & Resorts, Inc., REIT	375,450	8,368,780
Kilroy Realty Corp., REIT	75,630	4,623,262
Kimco Realty Corp., REIT	148,400	6,354,488
LaSalle Hotel Properties, REIT	122,320	5,093,405
Mack-California Realty Corp., REIT	126,410	5,278,882
Mitsubishi Estate Company, Ltd.	155,000	4,142,210
ProLogis, REIT	139,870	8,414,579
Public Storage, Inc., REIT	40,600	3,076,668
Regency Centers Corp., REIT	83,950	5,832,006
Simon Property Group, Inc., REIT	162,080	15,384,634
SL Green Realty Corp., REIT	45,870	5,114,964
The Macerich Company, REIT	121,220	9,845,488
The St. Joe Company, REIT (a)	95,700	3,026,034
Vornado Realty Trust, REIT	80,100	8,537,859

Real Estate Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Weingarten Realty Investors, REIT	131,500	$5,287,615

		223,941,793

TOTAL COMMON STOCKS (Cost $239,346,435)		$241,413,156

CORPORATE BONDS - 2.97%

Real Estate - 2.97%
Alexandria Real Estate Equities, Inc., REIT
3.70% due 01/15/2027	2,787,500	2,648,125
BRE Properties, Inc.
4.125% due 08/15/2026	2,035,000	2,006,551
Kilroy Realty L.P.
3.25% due 04/15/2012	2,640,000	2,372,998
Weingarten Realty Investors
3.95% due 08/01/2026	546,000	547,911

		7,575,585

TOTAL CORPORATE BONDS (Cost $7,985,315)		$7,575,585

SHORT TERM INVESTMENTS - 4.69%
John Hancock Cash Investment Trust (c)	$11,928,320	$11,928,320

TOTAL SHORT TERM INVESTMENTS
(Cost $11,928,320)		$11,928,320

REPURCHASE AGREEMENTS - 1.96%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$4,989,549 on 09/04/2007,
collateralized by $5,140,000
Federal National Mortgage
Association, 5.49% due
01/11/2023 (valued at $5,088,600,
including interest)	$4,987,000	$4,987,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,987,000)		$4,987,000

Total Investments (Real Estate Equity Fund)
(Cost $264,247,070) - 104.49%		$265,904,061
Liabilities in Excess of Other Assets - (4.49)%		(11,435,464)

TOTAL NET ASSETS - 100.00%		$254,468,597

Real Estate Securities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 100.47%

Hotels & Restaurants - 2.59%
Starwood Hotels & Resorts Worldwide, Inc.	61,382	$3,751,668

Real Estate - 97.88%
AMB Property Corp., REIT	50,490	2,775,940
Apartment Investment & Management
Company, Class A, REIT	98,313	4,394,591

The accompanying notes are an integral part of the financial statements.	296

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Real Estate Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Archstone-Smith Trust, REIT	61,030	$3,588,564
Avalon Bay Communities, Inc., REIT	67,224	7,689,081
BioMed Realty Trust, Inc., REIT	59,530	1,451,341
Boston Properties, Inc., REIT	36,850	3,687,579
BRE Properties, Inc., Class A, REIT	55,030	3,056,366
DiamondRock Hospitality Company, REIT	14,250	255,787
Digital Realty Trust, Inc., REIT	40,968	1,597,752
Douglas Emmett, Inc., REIT	114,050	2,788,523
Entertainment Properties Trust, REIT	24,743	1,183,705
Equity Lifestyle Properties, Inc., REIT	40,511	1,972,886
Equity Residential, REIT	39,210	1,577,810
Essex Property Trust, Inc., REIT	25,974	3,059,477
Extra Space Storage, Inc., REIT	20,600	316,622
Federal Realty Investment Trust, REIT	53,496	4,497,409
FelCor Lodging Trust, Inc., REIT	91,200	2,000,928
General Growth Properties, Inc., REIT	159,104	7,909,060
Healthcare Realty Trust, Inc., REIT	37,100	926,387
Host Hotels & Resorts, Inc., REIT	342,400	7,632,096
LaSalle Hotel Properties, REIT	65,500	2,727,420
LTC Properties, Inc., REIT	58,431	1,319,372
Mack-California Realty Corp., REIT	73,197	3,056,707
Nationwide Health Properties, Inc., REIT	81,014	2,248,139
Parkway Properties, Inc., REIT	25,800	1,194,024
Post Properties, Inc., REIT (a)	41,950	1,674,225
ProLogis, REIT	143,942	8,659,551
Public Storage, Inc., REIT	65,430	4,958,285
Regency Centers Corp., REIT	79,470	5,520,781
Saul Centers, Inc., REIT	12,600	630,756
Senior Housing Properties Trust, REIT	85,550	1,740,087
Simon Property Group, Inc., REIT	140,993	13,383,056
SL Green Realty Corp., REIT	59,830	6,671,643
Tanger Factory Outlet Centers, Inc., REIT	59,050	2,248,034
Taubman Centers, Inc., REIT	29,150	1,503,557
The Macerich Company, REIT	56,124	4,558,391
Ventas, Inc., REIT	130,650	4,975,152
Vornado Realty Trust, REIT	102,762	10,953,402
Washington Real Estate Investment Trust,
REIT (a)	41,700	1,365,675

		141,750,161

TOTAL COMMON STOCKS (Cost $126,789,974)		$145,501,829

SHORT TERM INVESTMENTS - 2.09%
John Hancock Cash Investment Trust (c)	$3,024,402	$3,024,402

TOTAL SHORT TERM INVESTMENTS
(Cost $3,024,402)		$3,024,402

Total Investments (Real Estate Securities Fund)
(Cost $129,814,376) - 102.56%		$148,526,231
Liabilities in Excess of Other Assets - (2.56)%		(3,710,085)

TOTAL NET ASSETS - 100.00%		$144,816,146

Real Return Bond Fund
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 98.77%

Treasury Inflation Protected
Securities (d) - 98.77%
0.875% due 04/15/2010 *** (g)		$152,169,185	$145,464,306
1.875% due 07/15/2013 to
07/15/2015 *** (g)		130,790,340	126,885,859
2.00% due 04/15/2012 to
01/15/2026 *** (g)		221,668,412	214,031,290
2.375% due 04/15/2011 to
01/15/2027 *** (g)		189,383,968	188,428,329
2.50% due 07/15/2016 *** (g)		38,170,310	38,572,892
2.625% due 07/15/2017 *** (g)		8,644,892	8,846,828
3.00% due 07/15/2012 *** (g)		32,212,694	33,249,556
3.50% due 01/15/2011 *** (g)		48,121,008	49,820,257
3.625% due 04/15/2028 *** (g)		16,358,997	19,598,847
3.875% due 01/15/2009 to
04/15/2029 *** (g)		111,720,508	132,625,168

			957,523,332

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $963,181,474)			$957,523,332

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.32%

Federal National Mortgage
Association - 26.90%
5.50% due 03/01/2034 to 09/01/2035 ***		9,239,848	9,034,467
5.50% TBA **		208,400,000	203,515,521
6.00% due 09/01/2035 to 11/01/2036 ***		5,715,495	5,710,971
6.00% TBA **		42,500,000	42,435,955
6.222% due 10/01/2044 (b)***		135,205	136,087

			260,833,001
Small Business Administration - 0.42%
4.504% due 02/01/2014 ***		1,341,746	1,304,088
4.88% due 11/01/2024 ***		2,804,457	2,742,982

			4,047,070

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $263,264,269)			$264,880,071

FOREIGN GOVERNMENT OBLIGATIONS - 2.97%

Canada - 0.05%
Government of Canada
3.00% due 12/01/2036 ***	CAD	434,624	488,288

Japan - 2.34%
Government of Japan
1.10% due 12/10/2016 ***	JPY	259,220,000	2,217,922
1.20% due 06/10/2017 ***		2,381,850,000	20,439,063

			22,656,985
Russia - 0.15%
Russian Federation, Series REGS
7.50% due 03/31/2030 ***		$1,293,500	1,438,372

United Kingdom - 0.43%
United Kingdom Gilt Inflation Linked, Series 8MO
2.50% due 05/20/2009 ***	GBP	800,000	4,198,713

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $28,224,046)			$28,782,358

The accompanying notes are an integral part of the financial statements.	297

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS - 5.85%

Banking - 0.26%
Unicredit Luxembourg Finance SA
5.41% due 10/24/2008 (b)***		$1,100,000	$1,100,040
Wachovia Bank NA, Series BKNT
5.43% due 12/02/2010 (b)***		1,400,000	1,390,651

			2,490,691
Cable & Television - 0.15%
CSC Holdings, Inc.
7.875% due 12/15/2007 ***		1,400,000	1,403,500

Crude Petroleum & Natural Gas - 0.39%
Chesapeake Energy Corp.
2.50% due 05/15/2037 ***		3,550,000	3,357,803
Pemex Project Funding Master Trust
9.25% due 03/30/2018 ***		350,000	436,275

			3,794,078
Diversified Financial Services - 0.05%
General Electric Capital Corp., Series MTN
5.40% due 12/12/2008 (b)***		500,000	499,672

Financial Services - 4.21%
Abbey National Treasury Services PLC, Series YCD
5.27% due 07/02/2008 (b)***		6,300,000	6,301,336
C10 Capital SPV, Ltd.
6.722% due 12/31/2049 (b)***		400,000	386,864
Calabash Re, Ltd.
13.76% due 01/08/2010 (b)***		300,000	304,770
Capital One Financial Corp.
6.75% due 09/15/2017 ***		1,000,000	994,691
Citigroup, Inc.
5.39% due 12/28/2009 (b)***		4,000,000	3,991,648
5.40% due 01/30/2009 (b)***		600,000	600,032
East Lane Re Ltd.
12.35625% due 05/06/2011 (b)***		300,000	299,807
Ford Motor Credit Company
7.25% due 10/25/2011 ***		6,350,000	5,788,711
7.80% due 06/01/2012 ***		450,000	414,586
General Electric Capital Corp.
5.50% due 09/15/2067 (b)***	EUR	100,000	135,348
6.50% due 09/15/2067 (b)***	GBP	4,500,000	9,005,590
Longpoint Re, Ltd.
10.60875% due 05/08/2010 (b)***		$800,000	809,760
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017 ***		2,900,000	2,955,593
Mystic Re, Ltd.
14.54125% due 12/05/2008 (b)***		500,000	499,900
15.54125% due 06/07/2011 (b)***		1,500,000	1,525,500
Rabobank Nederland
5.38% due 01/15/2009 (b)***		500,000	500,070
Redwood Capital IX, Ltd., Series D
13.11% due 01/09/2008 (b)***		300,000	301,830
Residential Reinsurance 2005 Ltd., Series A
10.81% due 06/06/2008 (b)***		600,000	582,648
Residential Reinsurance 2007 Ltd., Series CL1
12.61% due 06/07/2010 (b)***		2,200,000	2,224,860
The Bear Stearns Companies, Inc., Series MTN
6.95% due 08/10/2012 ***		2,400,000	2,434,349

Real Return Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Vita Capita II, Ltd.
6.26% due 01/01/2010 (b)***	$300,000	$298,020
Vita Capital III Ltd., Series B-II
6.48% due 01/01/2012 (b)***	500,000	497,300

		40,853,213

Food & Beverages - 0.09%
Kraft Foods, Inc.
6.00% due 02/11/2013 ***	900,000	918,158

Hotels & Restaurants - 0.02%
Harrah's Operating Company, Inc.
7.50% due 01/15/2009 ***	200,000	202,000

Insurance - 0.06%
Foundation Re II, Ltd.
12.27% due 11/26/2010 (b)***	600,000	606,720

Leisure Time - 0.16%
Park Place Entertainment Corp.
8.875% due 09/15/2008 ***	1,500,000	1,520,625

Telephone - 0.46%
BellSouth Corp.
4.24% due 04/26/2008 (b)***	4,500,000	4,474,949

TOTAL CORPORATE BONDS (Cost $54,820,451)		$56,763,606

MUNICIPAL BONDS - 0.07%

New York - 0.02%
New York City Municipal Finance Authority,
Water & Sewer System Revenue, Series D
4.75% due 06/15/2038 ***	200,000	195,244

West Virginia - 0.05%
Tobacco Settlement Finance Authority of West
Virginia, Tobacco Settlement Funded
7.467% due 06/01/2047 ***	500,000	482,335

TOTAL MUNICIPAL BONDS (Cost $672,086)		$677,579

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.29%

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)***	2,383,814	2,333,953
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
4.125% due 03/25/2035 (b)***	1,211,703	1,186,982
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
4.55% due 08/25/2035 (b)***	859,539	847,545
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A2
4.55% due 08/25/2035 (b)***	1,141,973	1,115,842
Bear Stearns Structured Products Inc., Series
2007-R7, Class A1
5.70% due 01/25/2037 (b)***	4,800,000	4,767,375
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	138,581	137,404

The accompanying notes are an integral part of the financial statements.	298

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Real Return Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
4.7475% due 08/25/2035 (b)***	$1,005,133	$990,995
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A2
4.2475% due 08/25/2035 (b)***	809,823	785,912
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A3
4.0975% due 08/25/2035 (b)***	169,349	163,978
Federal Home Loan Mortgage Corp.,
Series 2561, Class BH
4.50% due 05/15/2017 ***	230,458	226,303

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $12,538,658)		$12,556,289

ASSET BACKED SECURITIES - 0.04%

Lehman XS Trust, Series 2006-10N, Class 1A1A
5.585% due 07/25/2046 (b)***	355,257	353,811
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC1, Class A2A
5.585% due 01/25/2037 (b)***	31,273	31,252
Residential Asset Securities Corp.,
Series 2006-KS3, Class AI1
5.575% due 04/25/2036 (b)***	40,626	40,512

TOTAL ASSET BACKED SECURITIES
(Cost $427,155)		$425,575

TERM LOANS - 1.08%

Crude Petroleum & Natural Gas - 0.13%
OAO Rosneft
6.00% due 09/16/2007 (f)	1,300,000	1,290,250

Financial Services - 0.47%
DaimlerChrysler Financial Company
5.00% due 08/03/2012	4,800,000	4,560,000

Medical-Hospitals - 0.38%
HCA, Inc.
7.61% due 11/01/2013 (b)	3,781,000	3,635,167

Paper - 0.10%
Georgia Pacific Corp.
7.345% due 12/20/2012 (b)	985,000	942,083

TOTAL TERM LOANS (Cost $10,624,570)		$10,427,500

OPTIONS - 0.17%

Call Options - 0.07%
Over The Counter European Style Call on the EUR
vs. USD
Expiration 06/26/2008 at $1.353 *	4,300,000	163,557
Expiration 07/08/2010 at $1.392 *	4,900,000	217,645
Over The Counter European Style Call on the USD
vs. JPY
Expiration 06/23/2008 at $118.15 *	8,800,000	62,181
Over The Counter European Style Call on
USD-LIBOR Rate Swaption
Expiration 03/31/2008 at $4.75 *	25,000,000	162,667

Real Return Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS (continued)

Call Options (continued)
Over The Counter European Style Call on
USD-LIBOR Rate Swaption (continued)
Expiration 09/26/2008 at $4.75 *	6,000,000	$45,703

		651,753

Put Options - 0.10%
Over The Counter European Style Put on FNMA
TBA 5.50%
Expiration 11/06/2007 at $85.50 *	107,400,000	1
Over The Counter European Style Put on the EUR
vs. USD
Expiration 06/26/2008 at $1.353 *	4,300,000	116,448
Expiration 07/08/2010 at $1.392 *	4,900,000	329,475
Over The Counter European Style Put on the USD
vs. JPY
Expiration 06/23/2008 at $118.15 *	8,800,000	528,651

		974,575

TOTAL OPTIONS (Cost $1,432,289)		$1,626,328

SHORT TERM INVESTMENTS - 16.56%
Barclays U.S. Funding, LLC
5.50% due 09/05/2007 to
09/06/2007 ***	$29,300,000	$29,281,712
Danske Corp.
5.45% due 09/05/2007 ***	26,800,000	26,783,771
DNB NORBank ASA
5.37% due 09/04/2007 ***	26,800,000	26,788,007
Rabobank USA Finance Corp.
5.24% due 09/04/2007 ***	26,900,000	26,888,254
Swedbank, Inc.
5.34% due 09/04/2007 ***	26,800,000	26,788,074
U.S. Treasury Bill
zero coupon due 09/13/2007 to
11/29/2007 ****	4,605,000	4,591,829
UBS Finance (Delaware) LLC
5.20% due 09/04/2007 ***	19,400,000	19,391,593

TOTAL SHORT TERM INVESTMENTS
(Cost $160,513,240)		$160,513,240

REPURCHASE AGREEMENTS - 0.44%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$4,265,179 on 09/04/2007,
collateralized by $4,260,000
Federal National Mortgage
Association, 5.30% due
04/16/2010 (valued at $4,350,525,
including interest)	$4,263,000	$4,263,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,263,000)		$4,263,000

Total Investments (Real Return Bond Fund)
(Cost $1,499,961,238) - 154.56%		$1,498,438,878
Liabilities in Excess of Other Assets - (54.56)%		(528,962,537)

TOTAL NET ASSETS - 100.00%		$969,476,341

The accompanying notes are an integral part of the financial statements.	299

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Schedule of Securities Sold Short
	Shares or
	Principal
	Amount	Value

U.S. TREASURY NOTES - 100.00%
U.S. Treasury Note
4.75%, due 08/15/2017 (g)	$3,600,000	$3,661,312

TOTAL U.S. TREASURY
NOTES (Proceeds $3,636,491)		$3,661,312

Total Securities Sold Short
(Proceeds $3,636,491)		$3,661,312

Small Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.26%

Advertising - 3.79%
inVentiv Health, Inc. *	161,600	$6,409,056

Apparel & Textiles - 3.19%
G-III Apparel Group, Ltd. *	220,368	3,779,311
Hartmarx Corp. *	220,029	1,601,811

		5,381,122
Auto Parts - 4.07%
Fuel Systems Solutions, Inc. *	102,800	1,861,708
LKQ Corp. *	161,700	5,009,466

		6,871,174
Banking - 6.27%
Boston Private Financial Holdings, Inc. (a)	91,600	2,486,940
First Community Bancorp (a)	74,600	4,047,796
SVB Financial Group *	81,700	4,065,392

		10,600,128
Business Services - 3.52%
Kendle International, Inc. * (a)	151,800	5,944,488

Chemicals - 5.02%
Arch Chemicals, Inc.	86,600	3,751,512
H.B. Fuller Company	122,100	3,285,711
ICO, Inc. *	126,200	1,448,776

		8,485,999
Computers & Business Equipment - 1.96%
Radiant Systems, Inc. *	220,200	3,314,010

Cosmetics & Toiletries - 1.87%
Intermediate Parfums, Inc.	152,400	3,163,824

Crude Petroleum & Natural Gas - 2.10%
Goodrich Petroleum Corp. * (a)	119,800	3,547,278

Domestic Oil - 1.84%
Mariner Energy, Inc. *	148,170	3,107,125

Electronics - 4.39%
Daktronics, Inc. (a)	255,400	7,023,500
Trimble Navigation, Ltd. *	11,300	399,003

		7,422,503
Energy - 1.59%
PowerSecure International, Inc. * (a)	198,200	2,679,664

Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services - 2.11%
SWS Group, Inc.	200,500	$3,556,870

Healthcare Products - 11.87%
Cantel Medical Corp. *	187,600	2,889,040
Hologic, Inc. * (a)	46,600	2,476,790
Home Diagnostics, Inc. *	78,000	765,960
Inverness Medical Innovations, Inc. * (a)	123,701	5,954,966
Kensey Nash Corp. *	25,400	605,282
SurModics, Inc. * (a)	44,500	2,147,125
Symmetry Medical, Inc. *	325,200	5,212,956

		20,052,119
Healthcare Services - 5.69%
Air Methods Corp. *	143,530	5,688,094
Nighthawk Radiology Holdings, Inc. * (a)	178,400	3,917,664

		9,605,758
Industrial Machinery - 4.58%
Chart Industries, Inc. *	186,900	5,044,431
Flow International Corp. *	327,100	2,685,491

		7,729,922
Insurance - 7.39%
American Equity Investment Life Holding
Company	160,348	1,637,153
First Mercury Financial Corp. *	143,400	2,922,492
National Interstate Corp.	126,100	4,133,558
Philadelphia Consolidated Holding Corp. *	94,900	3,797,898

		12,491,101
Internet Content - 1.79%
TheStreet.com, Inc.	295,000	3,014,900

Internet Software - 0.82%
Lionbridge Technologies, Inc. *	338,700	1,388,670

Investment Companies - 2.00%
iShares Russell 2000 Index Fund (a)	42,900	3,377,946

Leisure Time - 3.67%
Gaylord Entertainment Company *	120,700	6,197,945

Publishing - 1.00%
Courier Corp.	46,900	1,685,586

Railroads & Equipment - 1.86%
Genesee & Wyoming, Inc., Class A *	114,810	3,143,498

Real Estate - 1.25%
FBR Capital Markets Corp., REIT *	158,800	2,116,804

Retail Trade - 6.29%
Christopher & Banks Corp.	294,000	3,551,520
Gaiam, Inc., Class A * (a)	127,573	2,639,485
Tractor Supply Company * (a)	92,200	4,440,352

		10,631,357
Software - 5.17%
ACI Worldwide, Inc. *	183,000	4,754,340
Secure Computing Corp. *	443,868	3,985,935

		8,740,275

The accompanying notes are an integral part of the financial statements.	300

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Transportation - 2.16%
Pacer International, Inc.	168,400	$3,640,808

TOTAL COMMON STOCKS (Cost $140,333,039)		$164,299,930

SHORT TERM INVESTMENTS - 21.73%
John Hancock Cash Investment Trust (c)	$36,715,806	$36,715,806

TOTAL SHORT TERM INVESTMENTS
(Cost $36,715,806)		$36,715,806

REPURCHASE AGREEMENTS - 1.10%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$1,860,951 on 09/04/2007,
collateralized by $1,845,000
Federal Home Loan Bank, 5.5%
due 07/15/2036 (valued at
$1,898,044, including interest)	$1,860,000	$1,860,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,860,000)		$1,860,000

Total Investments (Small Cap Fund)
(Cost $178,908,845) - 120.09%		$202,875,736
Liabilities in Excess of Other Assets - (20.09)%		(33,938,975)

TOTAL NET ASSETS - 100.00%		$168,936,761

Small Cap Index Fund
	Shares or
	Principal
	Amount	Value

CLOSED-END FUNDS - 0.02%

Investment Companies - 0.02%
Kayne Anderson Energy Development Fund * (a)	717	$17,997

TOTAL CLOSED-END FUNDS (Cost $18,228)		$17,997

COMMON STOCKS - 92.23%

Advertising - 0.26%
Greenfield Online, Inc. *	1,421	20,519
inVentiv Health, Inc. *	1,901	75,394
Marchex, Inc., Class B (a)	1,568	14,300
ValueClick, Inc. *	6,062	121,483

		231,696
Aerospace - 1.18%
AAR Corp. *	2,280	71,592
Argon ST, Inc. *	879	15,884
Curtiss-Wright Corp.	2,702	123,211
EDO Corp.	1,074	46,225
Esterline Technologies Corp. *	1,566	79,067
GenCorp, Inc. *	3,501	40,052
HEICO Corp. (a)	1,590	72,615
Innovative Solutions & Support, Inc. * (a)	869	15,694
Integral Systems, Inc.	778	18,812

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
Moog, Inc., Class A *	2,310	$98,337
MTC Technologies, Inc. *	677	13,513
Orbital Sciences Corp., Class A *	3,623	79,561
Sequa Corp., Class A *	445	73,047
Teledyne Technologies, Inc. *	2,134	106,508
TransDigm Group, Inc. *	556	22,601
Triumph Group, Inc.	1,003	73,430
Woodward Governor Company	1,832	107,593

		1,057,742
Agriculture - 0.15%
Andersons, Inc. (a)	954	45,086
Cadiz, Inc. * (a)	889	17,718
Fresh Del Monte Produce, Inc. *	1,750	46,077
Tejon Ranch Company *	636	26,318

		135,199
Air Freight - 0.05%
ABX Air, Inc. *	3,756	25,766
ExpressJet Holdings, Inc. *	3,700	16,132

		41,898
Air Travel - 0.46%
Airtran Holdings, Inc. *	5,567	58,509
Alaska Air Group, Inc. *	2,581	64,060
JetBlue Airways Corp. * (a)	10,807	102,883
Midwest Air Group, Inc. * (a)	1,595	25,887
Pinnacle Airline Corp. *	1,300	21,307
Republic Airways Holdings, Inc. *	2,243	42,707
SkyWest, Inc.	3,931	98,786

		414,139
Aluminum - 0.13%
Century Aluminum Company *	1,414	69,540
Superior Essex, Inc. *	1,260	44,478

		114,018
Amusement & Theme Parks - 0.03%
Great Wolf Resorts, Inc. *	2,006	28,686

Apparel & Textiles - 1.66%
Bebe Stores, Inc. (a)	1,416	19,753
Brown Shoe, Inc.	2,685	61,325
Carter's, Inc. *	3,571	70,492
Cherokee, Inc. (a)	528	20,064
Columbia Sportswear Company	849	50,872
Deckers Outdoor Corp. *	779	73,374
G & K Services, Class A	1,333	55,520
G-III Apparel Group, Ltd. *	794	13,617
Heelys, Inc. * (a)	447	4,126
Iconix Brand Group, Inc. *	3,114	64,553
Interface, Inc., Class A	3,361	60,632
Jos. A. Bank Clothiers, Inc. * (a)	1,109	33,436
Kellwood Company	1,620	31,914
K-Swiss, Inc., Class A	1,618	39,026
Maidenform Brands, Inc. *	1,303	22,203

The accompanying notes are an integral part of the financial statements.	301

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
Movado Group, Inc.	1,063	$31,359
Oakley, Inc.	1,495	43,011
Oxford Industries, Inc.	958	34,699
Perry Ellis International, Inc. *	761	20,768
Quiksilver, Inc. *	7,576	101,443
Skechers United States of America, Inc.,
Class A *	1,249	24,768
Stage Stores, Inc.	2,667	46,219
Steven Madden, Ltd. *	1,291	31,784
The Gymboree Corp. *	1,997	80,060
The Warnaco Group, Inc. *	2,832	98,837
Timberland Company, Class A *	2,889	58,040
True Religion Apparel, Inc. *	937	15,723
Under Armour, Inc., Class A * (a)	1,509	98,100
Unifirst Corp.	884	36,580
Volcom, Inc. *	903	35,244
Weyco Group, Inc.	585	17,234
Wolverine World Wide, Inc.	3,335	87,677

		1,482,453
Auto Parts - 1.09%
Accuride Corp. *	1,524	19,766
Aftermarket Technology Corp. *	1,361	40,708
American Axle & Manufacturing Holdings, Inc.	2,704	63,057
Amerigon, Inc. *	1,400	22,120
ArvinMeritor, Inc.	4,330	75,559
Commercial Vehicle Group, Inc. *	1,400	19,908
CSK Auto Corp. *	2,706	35,773
Exide Technologies *	3,764	25,031
Federal Signal Corp.	2,958	45,257
Hayes Lemmerz International, Inc. *	5,370	24,434
Keystone Automotive Industries, Inc. *	1,011	47,466
Lear Corp. *	4,649	135,890
LKQ Corp. *	2,780	86,124
Miller Industries, Inc. *	637	11,664
Modine Manufacturing Company	2,013	56,465
Noble International, Ltd.	740	14,733
Pep Boys - Manny, Moe & Jack	2,562	41,991
Standard Motor Products, Inc.	957	9,369
Superior Industries International, Inc.	1,267	25,188
Tenneco, Inc. *	2,822	89,599
Titan International, Inc.	1,457	42,224
Visteon Corp. *	7,932	42,674

		975,000
Auto Services - 0.15%
Dollar Thrifty Automotive Group, Inc. *	1,451	42,775
Lithia Motors, Inc., Class A	1,023	18,322
Midas, Inc. *	986	19,996
Monro Muffler Brake, Inc.	809	30,443
RSC Holdings, Inc. *	1,244	23,089

		134,625

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Automobiles - 0.16%
Asbury Automotive Group, Inc.	1,566	$33,857
Group 1 Automotive, Inc.	1,479	51,854
Monaco Coach Corp.	1,893	25,347
Rush Enterprises, Inc., Class A *	1,394	35,352

		146,410
Banking - 7.02%
1st Source Corp. (a)	885	20,806
Alabama National BanCorporation	1,058	55,820
AMCORE Financial, Inc.	1,344	35,992
Americanwest BanCorp	1,319	24,744
Ameris Bancorp	1,082	21,380
Anchor BanCorp Wisconsin, Inc. (a)	1,362	35,875
Banco Latinoamericano de Exportaciones,
S.A.	1,562	29,319
Bancorp, Inc. *	845	17,137
Bank Mutual Corp.	3,726	44,190
Bank of the Ozarks, Inc.	906	27,715
BankAtlantic Bancorp, Inc., Class A	2,850	23,627
BankFinancial Corp.	1,830	28,530
BankUnited Financial Corp., Class A (a)	2,017	34,491
Banner Corp.	882	28,418
Berkshire Hill Bancorp, Inc.	763	22,608
Boston Private Financial Holdings, Inc. (a)	2,308	62,662
Brookline Bancorp, Inc.	4,159	52,029
Capital City Bank Group, Inc. (a)	882	27,545
Capitol Bancorp, Ltd. (a)	936	23,578
Cascade Bancorp (a)	1,298	30,438
Cathay General Bancorp, Inc. (a)	3,138	102,016
Centennial Bank Holdings, Inc. *	3,692	24,847
Central Pacific Financial Corp.	1,925	61,254
Chemical Financial Corp.	1,605	40,639
Chittenden Corp.	2,809	97,697
Citizens Banking Corp.	4,661	82,173
City Bank, Lynnwood, WA	962	29,582
CoBiz, Inc. (a)	1,224	22,350
Columbia Banking System, Inc.	1,114	33,988
Community Bancorp - NV *	788	19,401
Community Bank Systems, Inc.	1,771	35,615
Community Banks, Inc.	1,543	45,302
Community Trust Bancorp, Inc.	1,024	32,778
Corus Bankshares, Inc. (a)	2,419	32,318
CVB Financial Corp. (a)	4,266	50,808
Dime Community Bancorp, Inc.	1,966	26,797
Downey Financial Corp.	1,286	72,775
Enterprise Financial Services Corp. (a)	843	19,018
F.N.B. Corp. (a)	3,873	65,764
First BanCorp Puerto Rico (a)	5,124	51,496
First Bancorp (a)	1,019	19,921
First Charter Corp.	2,235	66,871
First Commonwealth Financial Corp. (a)	4,739	52,176
First Community Bancorp	1,575	85,460
First Community Bancshares, Inc.	762	25,260

The accompanying notes are an integral part of the financial statements.	302

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
First Financial BanCorp.	2,354	$31,755
First Financial Bankshares, Inc.	1,332	56,344
First Financial Corp. (a)	979	29,566
First Financial Holdings, Inc.	832	26,499
First Indiana Corp.	849	26,251
First Merchants Corp.	1,274	26,996
First Midwest BanCorp, Inc.	3,031	103,933
First Niagara Financial Group, Inc.	6,805	96,155
First Place Financial Corp. (a)	1,294	22,800
First Republic Bank	1,894	103,318
First State Bancorp	1,400	27,034
FirstFed Financial Corp. * (a)	1,021	51,305
FirstMerit Corp.	4,931	95,267
Flagstar Bancorp, Inc. (a)	2,924	35,965
Flushing Financial Corp.	1,676	27,520
Franklin Bank Corp. *	1,727	15,871
Frontier Financial Corp. (a)	2,451	60,246
Glacier Bancorp, Inc.	3,287	72,183
Great Southern Bancorp, Inc. (a)	904	24,408
Greater Bay Bancorp	3,111	87,575
Greene County Bancshares, Inc.	627	22,240
Greenhill & Company, Inc. (a)	1,142	66,122
Hancock Holding Company	1,658	66,320
Hanmi Financial Corp.	2,536	39,257
Harleysville National Corp. (a)	1,988	33,220
Heritage Commerce Corp.	863	17,648
Horizon Financial Corp.	906	18,809
IBERIABANK Corp.	767	38,480
Imperial Capital Bancorp, Inc.	447	15,466
Independent Bank Corp. - MA	981	28,890
Independent Bank Corp. - MI	1,595	18,677
Integra Bank Corp.	1,430	27,227
International Bancshares Corp.	3,162	72,789
KNBT Bancorp, Inc.	2,052	30,185
Lakeland Financial Corp.	983	22,894
MAF Bancorp, Inc.	2,026	108,776
MainSource Financial Group, Inc. (a)	1,513	26,538
MB Financial, Inc.	2,266	79,786
Midwest Banc Holdings, Inc. (a)	1,421	21,258
Nara Bancorp, Inc.	1,551	24,568
National Penn Bancshares, Inc. (a)	3,023	53,658
NewAlliance Bancshares, Inc. (a)	6,970	103,923
Northwest Bancorp, Inc.	1,252	36,508
Old National Bancorp	4,165	66,140
Old Second Bancorp, Inc.	1,006	29,918
Omega Financial Corp. (a)	969	25,591
Pacific Capital Bancorp (a)	2,913	73,466
Park National Corp. (a)	763	69,372
Partners Trust Financial Group, Inc.	2,949	35,801
Peoples Bancorp, Inc.	810	21,327
PFF Bancorp, Inc.	1,364	23,897
Pinnacle Financial Partners, Inc. *	1,076	30,774

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Preferred Bank, Los Angeles, CA	673	$27,687
PrivateBancorp, Inc. (a)	1,176	39,373
Prosperity Bancshares, Inc.	2,191	73,990
Provident Bankshares Corp.	2,041	63,067
Provident Financial Services, Inc.	4,192	70,426
Provident New York Bancorp	2,486	34,332
Renasant Corp. (a)	1,235	24,700
S & T Bancorp, Inc.	1,592	56,054
S.Y. Bancorp, Inc. (a)	895	23,726
Sandy Spring Bancorp, Inc.	1,078	33,774
SCBT Financial Corp.	749	26,709
Seacoast Banking Corp. of Florida (a)	1,106	19,388
Signature Bank *	1,826	63,107
Simmons First National Corp., Class A	987	26,827
Southwest Bancorp, Inc.	1,122	23,943
Sterling Bancorp	1,311	19,377
Sterling Bancshares, Inc.	4,643	53,070
Sterling Financial Corp., PA	1,715	30,030
Sterling Financial Corp., Spokane	3,213	81,835
Suffolk Bancorp	717	22,672
Superior Bancorp *	2,548	23,951
Susquehanna Bancshares, Inc. (a)	3,246	63,816
SVB Financial Group *	2,078	103,401
Texas Capital Bancshares, Inc. *	1,512	32,992
The South Financial Group, Inc.	4,535	104,078
Tierone Corp.	1,042	23,362
Trico Bancshares	1,103	24,707
TrustCo Bank Corp. (a)	4,837	54,078
Trustmark Corp.	3,018	85,228
U.S.B. Holding Company, Inc.	833	19,417
UCBH Holdings, Inc.	6,083	101,099
Umpqua Holdings Corp.	3,769	81,787
Union Bankshares Corp.	1,053	24,430
United Bankshares, Inc.	2,394	74,932
United Community Banks, Inc. (a)	2,271	55,163
Univest Corp. of Pennsylvania (a)	1,019	23,763
Virginia Commerce Bancorp, Inc. *	1,274	18,664
W Holding Company, Inc. (a)	7,583	17,744
Washington Trust Bancorp, Inc.	971	25,188
WesBanco, Inc.	1,396	37,315
West Coast Bancorp	1,074	29,449
Westamerica Bancorp (a)	1,864	90,497
Western Alliance Bancorp *	916	24,604
Wilshire Bancorp, Inc.	1,241	13,986
Wintrust Financial Corp.	1,505	64,926
Yardville National Bancorp	753	25,745

		6,272,135
Biotechnology - 2.06%
Acorda Therapeutics, Inc. *	1,180	21,228
Affymetrix, Inc. *	4,181	94,741
Alnylam Pharmaceuticals, Inc. * (a)	1,994	46,600

The accompanying notes are an integral part of the financial statements.	303

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Biotechnology (continued)
Applera Corp. - Celera Genomics Group *	4,828	$63,585
Arena Pharmaceuticals, Inc. * (a)	3,747	50,210
Arqule, Inc. *	1,895	15,539
Bio Reference Labs, Inc. *	755	21,895
BioMimetic Therapeutics, Inc. *	638	9,615
Bio-Rad Laboratories, Inc., Class A *	1,135	95,703
Cytokinetics, Inc. *	2,261	11,034
Discovery Laboratories, Inc. *	5,998	13,855
Exelixis, Inc. *	5,942	66,847
Genomic Health, Inc. * (a)	908	18,451
Genvec, Inc. *	3,823	8,984
Geron Corp. * (a)	4,492	32,297
GTx, Inc. *	1,112	17,792
Human Genome Sciences, Inc. * (a)	8,226	75,761
Illumina, Inc. * (a)	3,267	157,763
Immucor, Inc. *	4,191	139,770
Integra LifeSciences Holdings Corp. * (a)	1,093	53,087
Intermune, Inc. * (a)	1,666	32,937
Keryx Biopharmaceuticals, Inc. *	2,744	27,605
Kosan Biosciences, Inc. *	2,523	13,120
Martek Biosciences Corp. * (a)	1,976	53,392
Medarex, Inc. * (a)	7,687	131,832
Medivation, Inc. *	1,340	23,410
MGI Pharma, Inc. *	4,873	114,857
Momenta Pharmaceuticals, Inc. * (a)	1,541	16,335
Myriad Genetics, Inc. *	2,630	115,615
Nabi Biopharmaceuticals * (a)	4,114	14,564
Nektar Therapeutics *	5,619	46,413
Neurocrine Biosciences, Inc. * (a)	2,124	21,176
Orexigen Therapeutics Inc * (a)	474	6,977
Osiris Therapeutics, Inc. * (a)	740	9,590
Pharmanet Development Group, Inc. *	1,155	33,264
PRA International *	1,239	36,117
Progenics Pharmaceuticals, Inc. *	1,441	33,244
Protalix BioTherapeutics, Inc. *	1,974	51,324
Regeneration Technologies, Inc. *	1,987	21,519
Telik, Inc. * (a)	3,622	10,431
Tercica, Inc. * (a)	1,983	13,127

		1,841,606
Broadcasting - 0.61%
Acacia Research - Acacia Technologies *	1,827	27,369
Belo Corp., Class A	5,095	87,838
Citadel Broadcasting Corp.	11,240	45,747
CKX, Inc. *	2,314	28,323
Cox Radio, Inc., Class A *	2,117	29,172
Cumulus Media, Inc., Class A * (a)	1,856	19,859
Emmis Communications Corp., Class A *	2,245	14,301
Entercom Communications Corp.	2,010	42,813
Entravision Communications Corp., Class A *	4,288	38,635
Fisher Communications, Inc. *	415	20,289
Gray Television, Inc.	2,711	24,263

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Broadcasting (continued)
Journal Communications, Inc.	2,941	$30,498
Mediacom Communications Corp., Class A *	3,091	26,428
Nexstar Broadcasting Group, Inc. *	654	6,390
Radio One, Inc., Class D *	4,379	17,122
Sinclair Broadcast Group, Inc., Class A (a)	3,046	37,953
Spanish Broadcasting System, Inc., Class A *	2,465	7,001
Westwood One, Inc.	4,552	13,155
World Wrestling Entertainment, Inc., Class A	1,565	23,710

		540,866
Building Materials & Construction - 0.84%
Apogee Enterprises, Inc.	1,782	44,853
Beacon Roofing Supply, Inc. * (a)	2,755	32,096
Builders FirstSource, Inc. *	1,108	14,515
Dycom Industries, Inc. *	2,503	73,914
EMCOR Group, Inc. *	3,876	121,513
Granite Construction, Inc.	2,192	119,332
Griffon Corp. *	1,852	29,002
Home Solutions of America, Inc. * (a)	2,251	6,865
Interline Brands, Inc. *	1,704	41,305
LSI Industries, Inc.	1,170	23,728
NCI Building Systems, Inc. * (a)	1,239	57,477
Perini Corp. *	1,629	92,201
Trex Company, Inc. * (a)	752	10,099
U.S. Concrete, Inc. *	2,341	18,611
WCI Communities, Inc. * (a)	1,703	15,872
Williams Scotsman International, Inc. *	1,855	50,660

		752,043
Business Services - 4.59%
ABM Industries, Inc.	2,650	61,957
Administaff, Inc.	1,427	49,232
AMERCO, Inc. * (a)	654	41,228
Arbitron, Inc.	1,813	90,342
Barrett Business Services, Inc.	522	12,726
BearingPoint, Inc. *	12,288	72,131
Black Box Corp.	1,075	44,021
Bowne & Company, Inc.	1,723	29,205
Bright Horizons Family Solutions, Inc. *	1,608	63,789
Catalina Marketing Corp. *	2,177	67,966
CDI Corp.	817	23,366
Coinstar, Inc. *	1,720	56,210
Compass Diversified Trust	1,408	19,839
Compucredit Corp. *	1,260	26,737
COMSYS IT Partners, Inc. *	1,147	21,804
Core-Mark Holding Company, Inc. *	667	22,505
Cornell Corrections, Inc. *	728	17,538
CoStar Group, Inc. *	1,179	64,880
CRA International, Inc. *	675	33,521
CSG Systems International, Inc. *	2,655	61,384
Deluxe Corp.	3,154	119,915
DG Fastchannel, Inc. *	907	18,267

The accompanying notes are an integral part of the financial statements.	304

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Diamond Management & Technology
Consultants, Inc.	1,784	$17,965
eFunds Corp. *	2,873	104,232
Electro Rent Corp. *	1,218	17,698
Ennis Business Forms, Inc.	1,608	34,974
Euronet Worldwide, Inc. * (a)	2,801	75,851
Exponent, Inc. *	1,043	25,408
EZCORP, Inc., Class A *	2,099	25,545
Forrester Research, Inc. *	967	24,571
FTI Consulting, Inc. *	2,590	136,027
Gartner Group, Inc., Class A *	4,200	92,862
Gevity HR, Inc.	1,547	17,821
Global Cash Access, Inc. *	2,778	30,836
Global Sources Ltd. * (a)	998	19,241
GSI Commerce, Inc. * (a)	1,223	28,141
Healthcare Services Group, Inc.	2,580	55,264
Heidrick & Struggles International, Inc. *	1,103	51,676
Hudson Highland Group, Inc. *	1,411	19,782
Huron Consulting Group, Inc. *	1,138	75,165
Infocrossing, Inc. * (a)	1,448	26,875
Informatica Corp. *	5,356	74,770
Insight Enterprises, Inc. *	2,960	70,211
Intervoice Brite, Inc. *	2,084	16,693
Jackson Hewitt Tax Service, Inc.	1,987	57,365
Kelly Services, Inc., Class A	1,448	32,899
Kendle International, Inc. *	791	30,976
Kenexa Corp. *	1,546	42,963
Kforce, Inc. *	2,020	30,744
Korn/Ferry International *	2,610	57,968
Labor Ready, Inc. *	2,831	59,111
LECG Corp. *	1,674	25,679
MAXIMUS, Inc.	1,330	56,897
McGrath Rentcorp	1,560	49,967
MPS Group, Inc. *	6,250	86,000
Navigant Consulting Company * (a)	3,551	62,675
Net 1 UEPS Technologies, Inc. *	2,574	63,604
On Assignment, Inc. *	2,287	24,196
Perot Systems Corp., Class A *	5,299	82,823
PHH Corp. *	3,265	87,926
Pre-Paid Legal Services, Inc. *	549	30,299
Quest Software, Inc. *	4,175	60,788
Resource America, Inc.	837	12,756
Resources Connection, Inc. *	2,987	89,610
Rollins, Inc.	1,737	46,135
SAIC, Inc. *	5,998	109,823
ScanSource, Inc. *	1,596	44,209
Seachange International, Inc. *	1,836	13,366
SonicWALL, Inc. *	3,978	34,131
Sotheby's	4,018	173,899
Source Interlink Companies *	2,373	9,872
Spherion Corp. *	3,518	31,099
SRA International, Inc., Class A *	2,517	71,005

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
SYNNEX Corp. *	1,037	$20,657
Syntel, Inc.	776	26,826
TeleTech Holdings, Inc. *	2,547	74,500
Tetra Tech, Inc. *	3,554	69,658
Tyler Technologies, Inc. *	2,505	37,149
Viad Corp.	1,291	46,153
Volt Information Sciences, Inc. *	950	14,298
Watson Wyatt Worldwide, Inc., Class A	2,592	122,628
Wind River Systems, Inc. *	4,613	48,667

		4,099,492
Cable & Television - 0.54%
Charter Communications, Inc., Class A * (a)	24,933	69,314
Gemstar-TV Guide International, Inc. *	15,267	93,129
Houston Wire & Cable Company (a)	946	17,473
Knology Inc *	1,455	22,989
Lin TV Corp. *	1,523	20,301
LodgeNet Entertainment Corp. * (a)	1,400	36,680
Time Warner Telecom, Inc., Class A *	8,803	193,226
TiVo, Inc. * (a)	6,020	33,892

		487,004
Cellular Communications - 0.42%
Brightpoint, Inc. *	3,095	36,057
Dobson Communications Corp., Class A *	8,910	112,533
iPCS, Inc. *	955	32,355
Novatel Wireless, Inc. *	1,855	42,368
RF Micro Devices, Inc. *	11,820	70,329
Rural Cellular Corp., Class A *	760	32,650
Syniverse Holdings, Inc. *	1,716	24,247
USA Mobility, Inc.	1,420	26,199

		376,738
Chemicals - 2.13%
A. Schulman, Inc.	1,682	36,230
Albany Molecular Research, Inc. *	1,641	23,991
American Vanguard Corp. (a)	1,285	20,123
Arch Chemicals, Inc.	1,490	64,547
Balchem Corp.	1,252	25,716
Cabot Microelectronics Corp. * (a)	1,450	60,494
Calgon Carbon Corp. * (a)	2,261	30,184
Cambrex Corp.	1,858	23,169
CF Industries Holdings, Inc.	3,369	213,359
Ferro Corp.	2,643	51,724
Georgia Gulf Corp. (a)	2,123	31,781
H.B. Fuller Company	3,680	99,029
Hercules, Inc. *	7,083	147,468
Innophos Holdings, Inc.	1,479	21,786
Innospec, Inc.	1,484	36,863
Landec Corp. *	1,541	20,803
LSB Industries, Inc. * (a)	987	21,734
Metabolix, Inc. *	930	20,693
Minerals Technologies, Inc.	1,154	76,060
Newmarket Corp.	936	43,721

The accompanying notes are an integral part of the financial statements.	305

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Olin Corp.	4,467	$95,772
OM Group, Inc. *	1,813	89,562
Pioneer Companies, Inc. *	757	26,503
PolyOne Corp. *	5,739	46,084
Rockwood Holdings, Inc. *	2,129	68,234
Sensient Technologies Corp.	2,938	79,590
ShengdaTech, Inc. * (a)	1,916	9,561
Terra Industries, Inc. *	5,650	146,731
Tronox, Inc.	2,607	26,279
UAP Holding Corp.	3,143	94,007
W. R. Grace & Company *	4,271	95,414
Zoltek Companies, Inc. * (a)	1,327	54,792

		1,902,004
Coal - 0.12%
Alpha Natural Resources, Inc. *	3,989	77,028
International Coal Group, Inc. * (a)	7,802	31,598

		108,626
Colleges & Universities - 0.08%
Corinthian Colleges, Inc. *	5,286	74,321

Commercial Services - 0.76%
CBIZ, Inc. *	3,270	24,525
Cenveo, Inc. *	3,271	64,177
Chemed Corp.	1,537	95,356
Coinmach Service Corp.	1,898	24,313
DynCorp International, Inc. *	1,530	32,956
Exlservice Holdings, Inc. *	1,428	27,132
HMS Holdings Corp. *	1,337	31,486
Live Nation, Inc. *	3,970	82,179
Morningstar, Inc. *	735	47,422
Odyssey Marine Exploration, Inc. * (a)	2,850	17,499
PeopleSupport, Inc. *	1,613	20,292
Perficient, Inc. *	1,794	41,836
Providence Service Corp. *	753	22,635
Team, Inc. *	1,064	24,962
TNS, Inc. *	1,473	21,992
Waste Services, Inc. * (a)	1,194	11,773
Wright Express Corp. *	2,436	89,864

		680,399
Computers & Business Equipment - 3.04%
3Com Corp. *	23,757	89,089
3D Systems Corp. * (a)	1,004	20,120
Acme Packet, Inc. * (a)	1,461	21,886
Agilysys, Inc.	1,900	32,414
Avanex Corp. * (a)	12,384	21,301
Avocent Corp. *	3,085	91,069
Benchmark Electronics, Inc. *	4,393	110,176
BigBand Networks, Inc. *	685	6,919
Blue Coat Systems, Inc. *	778	64,893
CACI International, Inc., Class A *	1,867	95,254
Cogent, Inc. *	2,657	38,128
Cray, Inc. *	2,240	15,814

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Digi International, Inc. *	1,687	$23,871
Echelon Corp. * (a)	1,845	51,642
Electronics for Imaging, Inc. *	3,471	90,524
EMS Technologies, Inc. *	1,045	25,644
Extreme Networks, Inc. *	6,755	23,372
Falconstor Software, Inc. * (a)	1,920	21,043
Foundry Networks, Inc. *	8,866	163,932
Gateway, Inc. *	18,954	34,875
Gerber Scientific, Inc. *	1,633	16,706
Hurco Companies, Inc. *	381	18,844
Hypercom Corp. *	3,461	16,855
IHS, Inc., Class A *	1,910	96,398
Immersion Corp. *	1,675	25,108
InPhonic, Inc. * (a)	1,844	6,159
Intermec, Inc. * (a)	3,695	90,712
Internap Network Services Corp. * (a)	2,998	42,062
Ixia *	2,457	22,359
Jack Henry & Associates, Inc.	4,787	125,611
Komag, Inc. *	1,696	54,509
L-1 Identity Solutions, Inc. *	3,607	59,335
Liveperson, Inc. *	2,193	12,632
Micros Systems, Inc. *	2,466	148,798
MTS Systems Corp.	1,092	45,995
Ness Technologies, Inc. *	1,947	21,670
NETGEAR, Inc. *	2,113	59,291
Palm, Inc. * (a)	6,292	94,443
Parametric Technology Corp. *	6,999	123,252
Plexus Corp. *	2,830	67,269
Quantum Corp. *	12,180	39,098
Rackable Systems, Inc. * (a)	1,832	25,135
Radiant Systems, Inc. *	1,736	26,127
RadiSys Corp. *	1,517	16,581
Rimage Corp. *	641	16,115
SI International, Inc. *	842	25,950
Sigma Designs, Inc. * (a)	1,400	59,234
Silicon Graphics, Inc. * (a)	418	10,191
Silicon Storage Technology, Inc. *	5,873	18,324
Smart Modular Technologies (WWH), Inc. *	3,074	33,660
Sonic Solutions * (a)	1,565	11,894
Standard Microsystems Corp. *	1,403	50,480
STEC, Inc. * (a)	2,182	16,430
Stratasys, Inc. * (a)	1,164	29,275
Sykes Enterprises, Inc. *	2,032	33,508
Synaptics, Inc. *	1,567	67,851
Trident Microsystems, Inc. *	3,461	50,981

		2,720,808
Construction & Mining Equipment - 0.64%
A.S.V., Inc. * (a)	1,275	18,105
Astec Industries, Inc. *	1,146	57,965
Bucyrus International, Inc., Class A	2,264	141,477
Carbo Ceramics, Inc. (a)	1,254	58,687

The accompanying notes are an integral part of the financial statements.	306

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Mining Equipment
(continued)
Gulf Islands Fabrication, Inc.	714	$25,404
Kaman Corp., Class A	1,510	49,694
Layne Christensen Company *	861	42,508
Matrix Service Company *	1,501	28,399
Washington Group International, Inc. *	1,775	150,342

		572,581
Construction Materials - 0.52%
Ameron International Corp.	559	53,384
Applied Industrial Technologies, Inc.	2,622	83,852
Clarcor, Inc.	3,116	120,652
Columbus McKinnon Corp. *	1,159	31,490
Comfort Systems USA, Inc.	2,580	37,539
Simpson Manufacturing Company, Inc.	2,238	73,854
Standex International Corp.	915	22,902
Universal Forest Products, Inc.	1,017	37,924

		461,597
Containers & Glass - 0.33%
Graphic Packaging Corp. *	4,361	20,758
Greif, Inc., Class A	1,996	116,207
Mobile Mini, Inc. *	2,207	53,432
Silgan Holdings, Inc.	1,512	77,248
TAL International Group, Inc.	937	23,500

		291,145
Correctional Facilities - 0.10%
The Geo Group, Inc. *	3,071	91,424

Cosmetics & Toiletries - 0.42%
Chattem, Inc. * (a)	1,038	64,055
Elizabeth Arden, Inc. *	1,542	37,933
Helen of Troy, Ltd. *	1,867	42,287
Intermediate Parfums, Inc.	642	13,328
Nu Skin Enterprises, Inc., Class A	3,119	48,532
Playtex Products, Inc. *	3,486	63,445
Revlon, Inc., Class A *	11,326	13,025
Sally Beauty Holdings, Inc. *	5,698	48,547
Steiner Leisure, Ltd. *	1,054	45,596

		376,748
Crude Petroleum & Natural Gas - 1.02%
Allis-Chalmers Energy, Inc. * (a)	1,536	30,597
Arena Resources, Inc. *	820	50,315
Bill Barrett Corp. * (a)	1,891	66,639
Bois d'Arc Energy, Inc. *	1,193	21,426
Carrizo Oil & Gas, Inc. * (a)	1,395	54,782
Contango Oil & Gas Company * (a)	743	27,194
Edge Petroleum Corp. * (a)	1,841	24,043
EXCO Resources, Inc. *	3,797	63,790
FX Energy, Inc. * (a)	2,442	15,336
Geokinetics, Inc. *	537	11,406
GMX Resources, Inc. * (a)	736	22,419
Goodrich Petroleum Corp. * (a)	958	28,366

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas
(continued)
Gulfport Energy Corp. *	1,128	$20,315
Harvest Natural Resources, Inc. *	2,447	28,043
MarkWest Hydrocarbon, Inc.	417	20,971
Oilsands Quest, Inc. * (a)	6,128	30,885
Parallel Petroleum Corp. *	2,341	41,412
Penn Virginia Corp.	2,305	91,993
Petroquest Energy, Inc. *	2,588	28,882
SulphCo, Inc. * (a)	2,597	17,789
Swift Energy Company *	1,829	68,075
Toreador Resources Corp. *	1,089	11,228
TXCO Resources, Inc. *	2,225	21,671
Vaalco Energy, Inc. *	3,996	15,664
Venoco, Inc. *	803	12,904
Whiting Petroleum Corp. *	2,260	83,982

		910,127
Domestic Oil - 0.92%
Atlas America, Inc.	1,415	71,981
Berry Petroleum Company, Class A	2,418	82,405
Brigham Exploration Company *	3,373	17,034
Comstock Resources, Inc. *	2,726	75,047
Delta Petroleum Corp. * (a)	4,035	59,758
Encore Aquisition Company *	3,252	90,373
Energy Partners, Ltd. *	1,582	21,626
EnergySouth, Inc. (a)	464	22,360
Mariner Energy, Inc. *	5,333	111,833
McMoran Exploration Company * (a)	1,293	17,572
Meridian Resource Corp. *	6,322	14,667
Oil States International, Inc. *	3,003	126,727
Stone Energy Corp. *	1,732	57,069
Union Drilling, Inc. *	1,040	14,976
Warren Resources, Inc. *	3,389	40,058

		823,486
Drugs & Health Care - 1.82%
1 800 Contacts *	516	12,384
Abaxis, Inc. *	1,330	25,855
Abiomed, Inc. * (a)	1,918	23,611
Acadia Pharmaceuticals, Inc. * (a)	1,918	27,600
Alpharma Inc., Class A	2,644	60,548
Ariad Pharmaceuticals, Inc. * (a)	4,470	22,216
Arrow International, Inc.	1,535	69,275
Bioenvision, Inc. *	3,572	19,682
BioMarin Pharmaceutical, Inc. *	5,851	125,680
Cell Genesys, Inc. *	4,653	17,588
CV Therapeutics, Inc. * (a)	3,644	35,201
Datascope Corp.	822	27,422
Dendreon Corp. * (a)	5,122	40,720
Durect Corp. * (a)	4,646	23,555
Gentiva Health Services, Inc. *	1,723	35,735
Hansen Medical, Inc. * (a)	558	13,537
I-Flow Corp. * (a)	1,230	22,103

The accompanying notes are an integral part of the financial statements.	307

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care (continued)
Immunomedics, Inc. *	4,069	$8,504
Invacare Corp.	1,786	41,382
K-V Pharmaceutical Company, Class A *	2,162	59,088
Landauer, Inc.	609	30,870
Luminex Corp. * (a)	2,046	28,992
Mannatech, Inc. (a)	1,095	9,023
Matria Healthcare, Inc. *	1,314	33,454
Maxygen, Inc. *	1,564	13,951
Medical Action, Inc. *	978	22,191
Mentor Corp. (a)	2,402	107,105
Meridian Bioscience, Inc.	2,438	62,900
Molina Healthcare, Inc. *	826	28,125
Neurogen Corp. *	1,919	9,480
OraSure Technologies, Inc. *	3,016	27,747
Pain Therapeutics, Inc. * (a)	2,388	22,399
Parexel International Corp. *	1,700	73,117
Perrigo Company	4,707	97,482
Quidel Corp. *	1,771	30,072
Res-Care, Inc. *	1,520	32,406
Savient Pharmaceuticals, Inc. *	3,269	43,085
Seattle Genetics, Inc. *	2,329	23,896
Vital Signs, Inc.	673	33,744
Vivus, Inc. * (a)	3,867	20,998
West Pharmaceutical Services, Inc.	2,004	80,260
XenoPort, Inc. *	1,319	54,778
Zymogenetics, Inc. * (a)	2,430	29,354

		1,627,115
Educational Services - 0.43%
Capella Education Co. *	663	33,422
DeVry, Inc.	3,644	125,827
INVESTools, Inc. *	3,223	38,966
Leapfrog Enterprises, Inc., Class A * (a)	2,260	16,250
Strayer Education, Inc.	883	140,909
Universal Technical Institute, Inc. * (a)	1,451	26,147

		381,521
Electrical Equipment - 1.66%
A.O. Smith Corp.	1,251	60,298
Aaon, Inc.	879	18,406
American Science & Engineering, Inc. (a)	515	37,209
Anaren, Inc. *	1,177	16,584
Anixter International, Inc. *	1,858	142,639
AZZ, Inc. *	734	20,846
Baldor Electric Company	2,775	115,551
Cohu, Inc.	1,446	28,616
Coleman Cable, Inc. *	493	7,104
DTS, Inc. *	1,182	30,898
Encore Wire Corp.	1,433	37,258
Excel Technology, Inc. *	878	23,899
FLIR Systems, Inc. *	4,029	198,388
Genlyte Group, Inc. *	1,741	126,344
GrafTech International, Ltd. *	6,058	101,714

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electrical Equipment (continued)
Greatbatch, Inc. *	1,358	$40,740
Lamson & Sessions Company * (a)	926	24,502
Littelfuse, Inc. *	1,364	45,558
Methode Electronics, Inc.	2,269	32,764
Powell Industries, Inc. *	572	19,173
Power-One, Inc. * (a)	4,420	19,271
Universal Electronics, Inc. *	900	26,100
Varian, Inc. *	1,863	111,817
Vicor Corp. (a)	1,259	14,844
W.H. Brady Company, Class A	3,065	119,320
Watsco, Inc. (a)	1,382	66,502

		1,486,345
Electrical Utilities - 1.53%
Allete, Inc.	1,560	65,692
Avista Corp.	3,244	63,485
Black Hills Corp.	2,298	94,655
Central Vermont Public Service Corp. (a)	690	24,909
CH Energy Group, Inc.	1,013	47,885
Cleco Corp.	3,627	83,566
El Paso Electric Company *	2,806	62,630
Empire District Electric Company	1,954	44,805
IDACORP, Inc. (a)	2,661	86,403
ITC Holdings Corp.	2,588	115,114
MGE Energy, Inc.	1,373	45,227
NorthWestern Corp.	2,220	59,585
Otter Tail Corp. (a)	1,851	67,562
Pike Electric Corp. *	1,166	22,037
PNM Resources, Inc.	4,633	107,115
Portland General Electric Company	1,831	48,686
Quanta Services, Inc. *	3,029	85,640
UIL Holding Corp.	1,557	48,251
Unisource Energy Corp.	2,154	63,801
Westar Energy, Inc.	5,377	130,607

		1,367,655
Electronics - 2.00%
Adaptec, Inc. *	6,705	25,010
Anadigics, Inc. * (a)	3,587	59,042
Analogic Corp.	849	58,632
Bel Fuse, Inc., Class B	774	24,381
Belden, Inc.	2,735	132,948
Checkpoint Systems, Inc. *	2,414	67,230
Comtech Group, Inc. *	1,269	21,471
CTS Corp.	2,251	29,240
Cubic Corp.	886	35,024
Cynosure, Inc. *	518	16,255
Daktronics, Inc.	1,947	53,542
Electro Scientific Industries, Inc. *	1,821	43,139
Enersys *	1,198	21,636
FEI Company *	2,166	60,713
Franklin Electric, Inc. (a)	1,187	48,999
Hutchinson Technology, Inc. * (a)	1,629	37,483

The accompanying notes are an integral part of the financial statements.	308

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
II-VI, Inc. *	1,458	$45,490
Imation Corp.	2,148	62,485
Integrated Electrical Services, Inc. *	806	18,828
IPG Photonics Corp. *	660	12,190
Itron, Inc. * (a)	1,822	154,688
Kemet Corp. *	5,153	35,556
LoJack Corp. *	1,193	22,715
Measurement Specialties, Inc. *	973	23,478
Medis Technologies, Ltd. * (a)	1,451	15,308
Mentor Graphics Corp. *	5,222	72,899
Mercury Computer Systems, Inc. *	1,632	18,670
Newport Corp. *	1,949	26,916
OSI Systems, Inc. *	969	24,138
Park Electrochemical Corp.	1,251	36,980
Rogers Corp. *	1,086	44,732
SiRF Technology Holdings, Inc. * (a)	3,225	54,374
Sonic Innovations, Inc. *	1,590	13,181
Stoneridge, Inc. *	892	9,312
Supertex, Inc. *	716	25,676
Sycamore Networks, Inc. *	11,256	44,461
Syntax-Brillian Corp. * (a)	3,189	20,729
Taser International, Inc. * (a)	3,794	54,292
Technitrol, Inc.	2,491	68,503
TTM Technologies, Inc. *	2,597	30,333
Universal Display Corp. * (a)	1,572	23,203
X-Rite, Inc.	1,849	26,441
Zoran Corp. *	3,024	52,224
Zygo Corp. *	1,189	15,279

		1,787,826
Energy - 0.61%
Alon USA Energy, Inc.	802	30,717
Aventine Renewable Energy Holdings, Inc. * (a)	1,882	26,931
Comverge, Inc. *	345	9,525
Energy Conversion Devices, Inc. * (a)	2,405	62,314
Evergreen Energy, Inc. * (a)	5,320	21,918
Evergreen Solar, Inc. * (a)	5,749	51,569
Fuelcell Energy, Inc. * (a)	4,083	39,278
Headwaters, Inc. * (a)	2,440	40,309
Horizon Offshore, Inc. *	2,025	33,514
New Jersey Resources Corp.	1,684	82,482
Ormat Technologies, Inc.	840	36,162
Pacific Ethanol, Inc. * (a)	1,976	22,843
Rosetta Resources, Inc. *	3,149	52,840
VeraSun Energy Corp. * (a)	2,050	26,548
Verenium Corp. * (a)	1,622	8,921

		545,871
Financial Services - 2.64%
Accredited Home Lenders Holding Company * (a)	1,115	10,091
Advance America Cash Advance Centers, Inc.	4,121	51,719
Advanta Corp., Class B	2,297	60,135
Asset Acceptance Capital Corp. *	1,197	13,538

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Asta Funding, Inc. (a)	710	$26,142
Authorize.Net Holdings, Inc. *	1,601	29,138
Bankrate, Inc. * (a)	684	26,765
Calamos Asset Management, Inc. (a)	1,436	33,344
Capital Southwest Corp.	175	24,579
Cass Information Systems, Inc. (a)	468	15,823
Centerline Holding Company (a)	3,152	49,802
City Holding Company	1,158	42,823
Clayton Holdings, Inc. *	714	6,069
Cohen & Steers, Inc. (a)	1,059	35,191
Cowen Group, Inc. *	1,100	14,058
Delphi Financial Group, Inc.	2,698	108,729
Delta Financial Corp. (a)	999	5,425
Dollar Financial Corp. *	902	21,630
Encore Capital Group, Inc. *	1,003	11,033
Epoch Holding Corp. *	574	7,479
Evercore Partners, Inc.	531	11,124
FCStone Group, Inc. *	378	17,668
Federal Agricultural Mortgage Corp., Class C	661	21,549
Financial Federal Corp.	1,693	51,653
Fremont General Corp. (a)	4,171	18,769
Friedman, Billings, Ramsey Group, Inc.	9,871	46,295
GFI Group, Inc. *	963	71,262
Heartland Payment Systems, Inc.	998	29,720
HFF, Inc. *	1,198	13,993
Interactive Brokers Group, Inc. *	2,422	64,813
Interactive Data Corp.	2,187	59,793
International Securities Exchange
Holdings, Inc.	2,360	156,704
Investors Bancorp, Inc. *	3,269	46,420
Irwin Financial Corp.	1,312	13,973
KBW, Inc. * (a)	1,782	49,219
Knight Capital Group, Inc. *	6,280	86,287
LaBranche & Company, Inc. * (a)	3,363	21,153
Ladenburg Thalmann Financial Services, Inc. * (a)	5,597	11,810
MarketAxess Holdings, Inc. * (a)	1,913	33,344
MCG Capital Corp. (a)	3,946	57,296
MVC Capital, Inc.	1,563	25,946
National Financial Partners Corp. (a)	2,269	110,931
NBT Bancorp, Inc.	2,182	47,873
Nelnet, Inc., Class A	996	17,589
NewStar Financial, Inc. *	720	8,323
Ocwen Financial Corp. *	2,195	20,589
optionsXpress Holdings, Inc.	2,646	62,234
Patriot Capital Funding, Inc. *	1,290	17,505
PennantPark Investment Corp. *	1,363	17,692
Penson Worldwide, Inc. *	945	14,836
Piper Jaffray Companies, Inc. *	1,141	58,602
Portfolio Recovery Associates, Inc. * (a)	991	50,898
Prospect Capital Corp. * (a)	1,415	23,687
RAM Holdings, Ltd. *	1,242	11,600
Sanders Morris Harris Group, Inc.	1,176	11,631

The accompanying notes are an integral part of the financial statements.	309

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Stifel Financial Corp. * (a)	910	$49,267
SWS Group, Inc.	1,220	21,643
Technology Investment Capital Corp.	1,275	16,753
Thomas Weisel Partners Group, Inc. *	1,413	19,188
UMB Financial Corp.	1,902	84,259
Waddell & Reed Financial, Inc., Class A	5,048	125,392
World Acceptance Corp. *	1,109	34,390
WSFS Financial Corp.	492	29,638

		2,356,824
Food & Beverages - 1.15%
Cal-Maine Foods, Inc. (a)	805	15,931
Chiquita Brands International, Inc. * (a)	2,610	40,716
Coca-Cola Bottling Company (a)	445	26,108
Flowers Foods, Inc.	4,706	97,132
Green Mountain Coffee Roasters, Inc. * (a)	1,031	35,126
Hain Celestial Group, Inc. *	2,465	72,126
Imperial Sugar Company (a)	776	22,310
J & J Snack Foods Corp.	824	30,941
Jones Soda Company * (a)	1,447	15,628
Lance, Inc.	1,946	48,475
M & F Worldwide Corp. *	744	41,961
MGP Ingredients, Inc. (a)	682	9,862
Nuco2, Inc. *	1,003	26,369
Performance Food Group Company *	2,186	62,170
Pilgrim's Pride Corp. (a)	2,459	99,811
Ralcorp Holdings, Inc. *	1,652	102,077
Sanderson Farms, Inc.	1,042	43,701
Seaboard Corp.	22	45,738
Spartan Stores, Inc.	1,347	34,268
Tootsie Roll Industries, Inc. (a)	2,233	60,514
TreeHouse Foods, Inc. *	1,944	52,332
Winn-Dixie Stores, Inc. *	2,102	43,995

		1,027,291
Forest Products - 0.04%
Deltic Timber Corp.	645	36,894

Funeral Services - 0.05%
Stewart Enterprises, Inc., Class A	6,238	44,726

Furniture & Fixtures - 0.25%
American Woodmark Corp. (a)	783	23,623
Ethan Allen Interiors, Inc. (a)	1,591	53,458
Furniture Brands International, Inc. (a)	2,955	33,628
Hooker Furniture Corp. (a)	866	15,891
Kimball International, Inc., Class B	1,713	23,005
La-Z-Boy, Inc. (a)	3,211	30,954
Sealy Corp. (a)	2,743	41,858

		222,417
Gas & Pipeline Utilities - 1.01%
American States Water Company (a)	1,081	42,224
Aquila, Inc. *	22,852	90,951
Cal Dive International, Inc. *	1,242	17,376

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities (continued)
California Water Service Group (a)	1,125	$43,571
Crosstex Energy, Inc. (a)	2,320	76,189
Nicor, Inc.	2,693	111,921
Northwest Natural Gas Company	1,644	76,380
Piedmont Natural Gas, Inc. (a)	4,520	119,328
SEMCO Energy, Inc. *	2,404	18,294
South Jersey Industries, Inc.	1,802	61,106
Southwest Gas Corp.	2,582	74,904
Southwest Water Company	1,774	24,801
The Laclede Group, Inc.	1,388	45,304
WGL Holdings, Inc.	2,960	97,354

		899,703
Healthcare Products - 2.82%
Accuray, Inc. * (a)	1,052	14,549
Align Technology, Inc. * (a)	3,609	82,033
American Medical Systems Holdings, Inc. * (a)	4,395	80,868
AngioDynamics, Inc. * (a)	1,323	25,746
Animal Health International, Inc. *	766	8,694
Arthrocare Corp. *	1,675	93,834
Aspect Medical Systems, Inc. *	987	12,416
Bruker BioSciences Corp. *	3,995	28,524
Cantel Medical Corp. *	738	11,365
Computer Programs & Systems, Inc.	580	15,411
Conceptus, Inc. * (a)	1,818	31,815
CONMED Corp. *	1,732	50,315
Cutera, Inc. *	875	19,486
Cyberonics, Inc. * (a)	1,422	21,458
Cypress Biosciences, Inc. *	1,802	23,895
DJO, Inc. *	1,429	69,564
Foxhollow Technologies, Inc. *	1,222	30,000
Haemonetics Corp. *	1,599	79,374
Hologic, Inc. * (a)	3,268	173,694
ICU Medical, Inc. *	811	30,664
Inverness Medical Innovations, Inc. *	2,839	136,669
Kensey Nash Corp. *	718	17,110
Kyphon, Inc. *	2,768	185,096
LCA-Vision, Inc. (a)	1,220	41,907
LifeCell Corp. *	2,074	68,670
Mannkind Corp. * (a)	2,581	22,893
Merit Medical Systems, Inc. *	1,856	22,755
Micrus Endovascular Corp. *	976	23,248
Natus Medical, Inc. *	1,415	22,767
Nuvasive, Inc. *	2,110	67,309
Orthofix International NV *	1,020	48,797
Owens & Minor, Inc.	2,450	97,755
Polymedica Corp.	1,388	71,857
PSS World Medical, Inc. *	4,100	78,228
Sirona Dental Systems, Inc. * (a)	1,021	29,762
SonoSite, Inc. *	943	27,498
Spectranetics Corp. * (a)	2,033	29,946
Stereotaxis, Inc. * (a)	1,682	22,253

The accompanying notes are an integral part of the financial statements.	310

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
STERIS Corp.	3,931	$110,343
SurModics, Inc. * (a)	926	44,679
Symmetry Medical, Inc. *	2,174	34,849
The Medicines Company *	3,174	53,006
Thoratec Corp. *	3,252	67,219
TomoTherapy, Inc. *	714	17,043
USANA Health Sciences, Inc. * (a)	536	20,411
Ventana Medical Systems, Inc. *	1,809	147,958
Visicu, Inc. *	917	6,639
Volcano, Corp. *	1,316	19,543
Wright Medical Group, Inc. *	2,167	56,754
Zoll Medical Corp. *	1,155	26,692

		2,523,361
Healthcare Services - 1.53%
Air Methods Corp. *	651	25,799
Alliance Imaging, Inc. *	1,786	15,735
Amedisys, Inc. *	1,573	59,428
American Dental Partners, Inc. *	880	21,076
AMERIGROUP Corp. *	3,194	101,154
AMN Healthcare Services, Inc. *	2,119	37,782
Apria Healthcare Group, Inc. *	2,630	70,037
Assisted Living Concepts, Inc. *	3,698	33,615
Capital Senior Living Corp. *	1,461	11,834
CorVel Corp. *	512	12,836
Cross Country Healthcare, Inc. *	2,002	34,174
Emergency Medical Services Corp., Class A *	590	16,555
Emeritus Corp. *	347	9,421
Enzo Biochem, Inc. * (a)	1,740	31,337
Healthextras, Inc. *	1,884	52,959
Healthsouth Corp. * (a)	4,803	87,703
Healthspring, Inc. *	2,909	54,369
Healthways, Inc. * (a)	2,124	105,775
Kindred Healthcare, Inc. *	1,831	36,290
LHC Group, Inc. * (a)	914	18,307
Magellan Health Services, Inc. *	2,368	96,141
National Healthcare Corp.	447	23,508
Nighthawk Radiology Holdings, Inc. * (a)	1,175	25,803
Odyssey Healthcare, Inc. *	2,117	20,704
Palomar Medical Technologies, Inc. *	1,122	35,343
Phase Forward, Inc. *	2,538	45,278
Psychiatric Solutions, Inc. *	3,296	121,491
Radiation Therapy Services, Inc. * (a)	815	18,435
Skilled Healthcare Group Inc *	1,502	21,824
Sun Healthcare Group, Inc. *	2,639	39,242
The Advisory Board Company *	1,105	63,571
Town Sports International Holdings, Inc. *	1,091	19,704

		1,367,230
Holdings Companies/Conglomerates - 0.18%
Freedom Acquisition Holdings, Inc. *	2,979	31,131
Information Services Group, Inc. *	2,057	15,592
Marathon Acquisition Corp. *	2,508	19,888

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Holdings Companies/Conglomerates
(continued)
NTR Acquisition Company *	1,648	$15,541
PICO Holdings, Inc. *	951	41,844
United Industrial Corp.	523	36,155

		160,151
Homebuilders - 0.30%
Beazer Homes USA, Inc. (a)	2,402	25,389
Champion Enterprises, Inc. * (a)	4,713	54,435
Hovnanian Enterprises, Inc., Class A * (a)	2,300	27,301
M/I Homes, Inc. (a)	812	14,803
Meritage Homes Corp. * (a)	1,619	29,336
Standard Pacific Corp. (a)	3,967	39,789
Walter Industries, Inc.	3,187	80,568

		271,621
Hotels & Restaurants - 1.93%
AFC Enterprises, Inc. *	1,863	27,777
Ameristar Casinos, Inc.	1,542	44,579
Applebee's International, Inc.	4,539	112,613
Benihana, Inc. Class A *	867	16,074
BJ's Restaurants, Inc. * (a)	1,185	26,840
Bob Evans Farms, Inc.	2,200	73,414
Buffalo Wild Wings, Inc. * (a)	936	32,545
California Pizza Kitchen, Inc. *	1,811	37,035
CBRL Group, Inc.	1,505	56,317
CEC Entertainment, Inc. *	1,745	53,572
Chipotle Mexican Grill, Inc. *	1,993	187,123
CKE Restaurants, Inc.	3,838	65,054
Denny's Corp. *	6,026	23,260
Domino's Pizza, Inc.	2,689	47,300
IHOP Corp. (a)	1,075	67,585
Jack in the Box, Inc. *	1,895	117,907
Jamba, Inc. * (a)	3,237	22,044
Krispy Kreme Doughnuts, Inc. * (a)	3,614	23,997
Landry's Restaurants, Inc. (a)	1,077	30,878
Lodgian, Inc. *	1,299	15,887
Marcus Corp.	1,341	28,322
McCormick & Schmick's Seafood
Restaurants, Inc. *	1,003	26,579
Morgans Hotel Group Company *	1,146	22,095
O'Charley's, Inc.	1,550	25,234
P.F. Chang's China Bistro, Inc. * (a)	1,574	53,091
Papa John's International, Inc. *	1,351	34,261
Peets Coffee & Tea, Inc. * (a)	992	25,058
RARE Hospitality International, Inc. *	1,914	72,292
Red Robin Gourmet Burgers, Inc. *	1,028	39,547
Ruby Tuesday, Inc.	3,295	72,984
Ruth's Chris Steak House, Inc. *	1,297	21,556
Sonic Corp. *	4,070	88,807
Texas Roadhouse, Inc., Class A *	3,251	41,645
The Steak & Shake Company * (a)	1,881	29,645

The accompanying notes are an integral part of the financial statements.	311

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Triarc Companies, Inc.	3,888	$59,720

		1,722,637
Household Appliances - 0.12%
Consolidated Tomoka Land Company (a)	409	28,111
Drew Industries, Inc. *	1,133	44,493
Libbey, Inc. (a)	972	17,593
Lifetime Brands, Inc. (a)	818	16,679

		106,876
Household Products - 0.54%
Blyth, Inc.	1,572	35,150
Central Garden & Pet Company, Class A *	4,315	54,369
Cryolife, Inc. *	1,547	14,279
Jarden Corp. *	339	11,116
Select Comfort Corp. * (a)	3,012	51,656
Tempur-Pedic International, Inc. (a)	5,035	145,511
Tupperware Brands Corp.	3,750	115,463
TurboChef Technologies, Inc. *	1,323	16,934
WD-40 Company	1,144	39,777

		484,255
Industrial Machinery - 1.71%
Actuant Corp., Class A	1,658	101,121
Albany International Corp., Class A	1,810	70,481
Altra Holdings, Inc. *	659	10,939
Badger Meter, Inc. (a)	928	29,130
Briggs & Stratton Corp. (a)	2,984	87,103
Cascade Corp.	714	52,558
Chart Industries, Inc. *	816	22,024
Circor International, Inc.	1,018	43,051
Cognex Corp.	2,716	50,110
Dionex Corp. *	1,159	83,946
EnPro Industries, Inc. *	1,308	54,661
Flow International Corp. *	2,391	19,630
Gehl Company *	715	17,003
Gorman-Rupp Company	757	25,776
H&E Equipment Services, Inc. *	1,099	22,596
Intevac, Inc. *	1,203	19,657
Kadant, Inc. *	910	25,935
Lindsay Corp. (a)	731	29,628
Lufkin Industries, Inc.	920	52,320
Middleby Corp. *	837	61,553
NACCO Industries, Inc., Class A	354	41,938
NATCO Group, Inc. *	1,076	53,736
OYO Geospace Corp. *	266	20,104
Raser Technologies, Inc. * (a)	2,036	28,952
Regal-Beloit Corp.	1,943	98,141
Robbins & Myers, Inc.	857	46,432
Rofin-Sinar Technologies, Inc. *	955	66,535
Sauer-Danfoss, Inc.	710	19,042
Tecumseh Products Company, Class A *	948	16,353
Tennant Company	1,027	43,155
Tredegar Industries, Inc.	1,936	33,841

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
Twin Disc, Inc.	310	$16,824
Valmont Industries, Inc.	1,127	100,506
Watts Water Technologies, Inc., Class A (a)	1,893	67,050

		1,531,831
Industrials - 0.16%
Aecom Technology Corp. *	2,452	65,885
Brookfield Homes Corp. (a)	638	12,645
Clean Harbors, Inc. *	1,016	47,945
Michael Baker Corp. *	453	18,809

		145,284
Insurance - 3.06%
21st Century Insurance Group	2,205	48,532
Alfa Corp.	2,145	38,181
American Equity Investment Life Holding
Company	3,594	36,695
American Physicians Capital, Inc. *	681	27,049
Amerisafe, Inc. *	1,290	21,220
Amtrust Financial Services, Inc.	1,468	24,031
Argo Group International Holdings, Ltd. *	1,828	74,546
Aspen Insurance Holdings, Ltd.	5,409	135,712
Assured Guaranty, Ltd.	4,178	108,920
Citizens, Inc. Class A * (a)	2,451	18,481
CNA Surety Corp. *	1,161	20,852
Commerce Group, Inc.	3,308	105,459
eHealth, Inc. *	894	17,925
Employers Holdings, Inc.	3,358	62,895
Enstar Group, Ltd. * (a)	443	56,496
FBL Financial Group, Inc., Class A	956	37,408
First Mercury Financial Corp. *	830	16,915
FPIC Insurance Group, Inc. *	672	26,967
Harleysville Group, Inc.	1,069	34,486
Hilb, Rogal and Hamilton Company	2,256	105,355
Horace Mann Educators Corp.	2,757	53,320
Infinity Property & Casualty Corp.	1,226	50,830
IPC Holdings, Ltd.	3,934	100,002
LandAmerica Financial Group, Inc. (a)	1,047	57,993
Max Re Capital, Ltd.	3,741	102,728
Meadowbrook Insurance Group, Inc. *	2,013	17,775
Midland Company	658	36,039
Montpelier Re Holdings, Ltd. (a)	6,869	113,064
National Western Life Insurance Company,
Class A *	157	40,663
Navigators Group, Inc. *	854	46,287
NYMAGIC, Inc.	445	13,377
Odyssey Re Holdings Corp.	1,766	63,964
Phoenix Companies, Inc.	7,050	97,642
Platinum Underwriters Holdings, Ltd.	3,673	127,380
PMA Capital Corp., Class A *	2,357	23,688
Presidential Life Corp.	1,476	25,535
Primus Guaranty, Ltd. * (a)	2,821	26,828
ProAssurance Corp. *	2,076	109,156

The accompanying notes are an integral part of the financial statements.	312

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
RLI Corp.	1,346	$80,962
Safety Insurance Group, Inc.	1,072	36,598
Scottish Re Group, Ltd. *	4,531	14,862
SeaBright Insurance Holdings, Inc. *	1,459	25,139
Security Capital Assurance, Ltd.	1,488	30,251
Selective Insurance Group, Inc.	3,479	73,407
State Auto Financial Corp.	912	27,287
Stewart Information Services Corp.	1,126	41,730
Tower Group, Inc.	1,290	32,392
Triad Guaranty, Inc. *	755	12,631
United America Indemnity Ltd. *	1,495	32,352
United Fire & Casualty Company	1,399	53,148
Universal American Financial Corp. *	2,465	51,173
Zenith National Insurance Corp.	2,258	97,342

		2,733,670
International Oil - 0.16%
ATP Oil & Gas Corp. * (a)	1,324	56,998
BPZ Energy, Inc. * (a)	3,184	18,627
Callon Petroleum Company *	1,484	18,001
Parker Drilling Company *	6,852	53,377

		147,003
Internet Content - 0.47%
CMGI, Inc. *	29,703	46,337
CNET Networks, Inc. *	9,213	67,439
Harris Interactive, Inc. *	3,698	15,938
InfoSpace, Inc. *	2,010	28,160
Internet Cap Group, Inc. *	2,167	24,617
Liquidity Services, Inc. *	625	6,875
LoopNet, Inc. *	1,652	31,487
Move, Inc. *	5,788	17,364
RightNow Technologies, Inc. * (a)	1,218	17,844
Safeguard Scientifics, Inc. *	8,140	17,501
Schawk, Inc., Class A	980	21,168
Sohu.com, Inc. * (a)	1,671	54,759
SourceForge, Inc. *	4,590	11,751
The Knot, Inc. * (a)	1,694	35,489
TheStreet.com, Inc.	1,224	12,509
Travelzoo, Inc. *	426	8,209

		417,447
Internet Retail - 0.51%
1-800-Flowers.com, Inc. *	1,638	17,412
Ariba, Inc. *	4,788	42,134
Blue Nile, Inc. * (a)	820	69,224
Netflix, Inc. * (a)	2,862	50,142
Overstock.com, Inc. * (a)	1,075	23,876
PetMed Express, Inc. *	1,450	21,736
Priceline.com, Inc. * (a)	2,302	191,020
Shutterfly, Inc. *	923	25,807
Stamps.com, Inc. *	1,032	12,529

		453,880

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Internet Service Provider - 0.48%
Cogent Communications Group, Inc. *	3,045	$76,034
Earthlink, Inc. *	7,515	57,264
Equinix, Inc. * (a)	1,920	169,939
eSPEED, Inc., Class A *	1,442	12,113
Imergent, Inc. (a)	805	15,255
Online Resources Corp. *	1,793	22,879
Terremark Worldwide, Inc. * (a)	3,016	20,388
United Online, Inc.	4,063	58,385

		432,257
Internet Software - 0.82%
Art Technology Group, Inc. *	8,143	25,325
Chordiant Software, Inc. *	2,015	30,104
Cybersource Corp. * (a)	2,011	24,514
DealerTrack Holdings, Inc. *	2,046	78,157
Digital River, Inc. *	2,509	116,317
eResearch Technology, Inc. *	2,539	27,624
Interwoven, Inc. *	2,672	34,816
Keynote Systems, Inc. *	1,016	14,021
Lionbridge Technologies, Inc. *	3,948	16,187
NIC, Inc. *	2,387	16,112
On2 Technologies, Inc. * (a)	7,806	11,631
Openwave Systems, Inc. *	5,106	23,079
RealNetworks, Inc. *	6,212	38,701
S1 Corp. *	3,545	27,651
Sapient Corp. *	5,020	32,329
Switch & Data Facilities Company, Inc. *	751	12,977
TIBCO Software, Inc. *	12,697	100,433
VASCO Data Security International, Inc. * (a)	1,600	50,112
Vignette Corp. *	1,642	32,036
Vocus, Inc. *	846	21,150

		733,276
Investment Companies - 0.36%
Apollo Investment Corp. (a)	6,011	131,280
Ares Cap Corp. (a)	4,174	68,537
GAMCO Investors, Inc.	369	19,826
Gladstone Capital Corp.	965	19,744
Hercules Technology Growth Capital, Inc.	1,569	18,389
Kohlberg Capital Corp.	869	13,287
NGP Capital Resources Company (a)	1,184	19,003
U.S. Global Investors, Inc.	785	16,250
WP Stewart & Company, Ltd. (a)	1,330	15,056

		321,372
Leisure Time - 1.55%
Ambassadors International, Inc.	623	15,027
Arctic Cat, Inc.	795	13,444
Bally Technologies, Inc. *	3,243	107,570
Blockbuster, Inc., Class A * (a)	11,791	58,483
Bluegreen Corp. *	1,648	13,794
Callaway Golf Company (a)	4,397	71,759
Carmike Cinemas, Inc.	824	13,217
Churchill Downs, Inc.	604	30,115

The accompanying notes are an integral part of the financial statements.	313

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Leisure Time (continued)
Cinemark Holdings, Inc. * (a)	1,678	$30,170
Dover Downs Gaming & Entertainment, Inc.	1,023	10,568
Gaylord Entertainment Company *	2,488	127,759
Isle of Capri Casinos, Inc. * (a)	1,034	19,160
Lakes Gaming, Inc. * (a)	1,062	11,512
Life Time Fitness, Inc. * (a)	1,926	107,028
Monarch Casino & Resort, Inc. *	807	22,895
MTR Gaming Group, Inc. *	1,395	13,964
Multimedia Games, Inc. * (a)	1,689	16,383
National Cinemedia, Inc.	2,556	62,954
Pinnacle Entertainment, Inc. *	3,628	100,931
Polaris Industries, Inc. (a)	2,167	103,474
Premier Exhibitions, Inc. *	1,807	28,587
RC2 Corp. *	1,310	40,007
Riviera Holdings Corp. *	655	17,783
Shuffle Master, Inc. * (a)	2,173	32,226
Six Flags, Inc. * (a)	4,546	18,275
Speedway Motorsports, Inc.	867	33,371
Steinway Musical Instruments, Inc. *	572	18,287
The Nautilus Group, Inc. (a)	1,982	18,869
Topps, Inc.	2,116	19,658
Trump Entertainment Resorts, Inc. * (a)	2,096	14,001
Vail Resorts, Inc. *	1,906	108,985
West Marine, Inc. *	936	12,748
WMS Industries, Inc. *	2,473	72,805

		1,385,809
Life Sciences - 0.24%
American Ecology Corp. (a)	1,081	21,609
Arrowhead Research Corp. * (a)	1,960	9,565
Dawson Geophysical Company *	488	33,116
Halozyme Therapeutics, Inc. * (a)	3,973	35,002
Incyte Corp. *	5,228	30,531
Ionatron, Inc. *	2,477	8,125
Omrix Biopharmaceuticals, Inc. *	764	26,748
Senomyx, Inc. *	1,948	26,025
Symyx Technologies, Inc. *	2,165	19,377

		210,098
Liquor - 0.14%
Boston Beer Company, Inc. *	583	28,427
Central European Distribution Corp. * (a)	2,155	94,518

		122,945
Manufacturing - 1.84%
Acuity Brands, Inc.	2,641	138,758
American Railcar Industries, Inc.	553	14,511
AptarGroup, Inc.	4,200	152,586
Barnes Group, Inc.	2,800	88,088
Blout International, Inc. *	2,372	32,496
Ceradyne, Inc. *	1,653	119,479
Coherent, Inc. *	1,922	57,833
ESCO Technologies, Inc. *	1,581	51,967
Force Protection, Inc. * (a)	4,155	71,591

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
Freightcar America, Inc. (a)	756	$34,247
GenTek, Inc. *	550	16,912
Goodman Global, Inc. *	2,300	53,797
Hardinge, Inc.	723	25,211
Hexcel Corp. * (a)	5,736	124,987
Input/Output, Inc. * (a)	4,320	61,301
Insteel Industries, Inc. (a)	1,194	22,567
iRobot Corp. * (a)	1,016	22,413
Kaydon Corp.	1,712	90,394
Koppers Holdings, Inc.	982	36,069
Lancaster Colony Corp.	1,413	57,467
Mine Safety Appliances Company (a)	1,703	81,608
Nordson Corp.	2,052	103,031
Park-Ohio Holdings Corp. *	535	14,739
Raven Industries, Inc.	1,001	40,791
Reddy Ice Holdings, Inc.	1,391	40,242
Smith & Wesson Holding Corp. * (a)	1,825	38,325
Spartan Motors, Inc.	1,984	29,363
Sturm Ruger & Company, Inc. *	1,469	26,794

		1,647,567
Medical-Hospitals - 0.45%
AmSurg Corp. *	1,873	44,184
Centene Corp. *	2,654	53,637
Cepheid, Inc. *	3,373	63,008
EV3, Inc. *	1,091	16,703
Hythiam, Inc. * (a)	2,086	15,019
Medcath Corp. *	639	18,755
MWI Veterinary Supply, Inc. *	577	21,909
Northstar Neuroscience, Inc. *	1,397	15,870
NxStage Medical, Inc. * (a)	1,363	16,928
RehabCare Group, Inc. *	1,256	20,435
Sunrise Senior Living, Inc. *	2,697	96,580
Vital Images, Inc. *	1,101	20,412

		403,440
Metal & Metal Products - 1.14%
A. M. Castle & Company	706	20,566
Ampco-Pittsburgh Corp.	429	18,245
Brush Engineered Materials, Inc. *	1,238	59,795
Dynamic Materials Corp. (a)	683	29,362
Gibraltar Industries, Inc.	1,419	28,352
Haynes International, Inc. *	710	59,306
Kaiser Aluminum Corp.	924	62,758
L.B. Foster Company *	719	27,006
Ladish Company, Inc. *	900	47,232
Matthews International Corp., Class A	1,926	83,088
Metal Management, Inc.	1,559	73,133
Mueller Industries, Inc.	2,257	78,182
Mueller Water Products, Inc. (a)	7,032	86,916
Quanex Corp.	2,250	97,447
RBC Bearings, Inc. *	1,301	46,186
RTI International Metals, Inc. *	1,401	97,678

The accompanying notes are an integral part of the financial statements.	314

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Metal & Metal Products (continued)
Sun Hydraulics, Inc.	720	$19,937
Universal Stainless & Alloy Products, Inc. *	396	12,838
USEC, Inc. *	5,311	71,114

		1,019,141
Mining - 0.47%
AMCOL International Corp.	1,572	50,634
Apex Silver Mines, Ltd. *	3,556	61,661
Coeur d'Alene Mines Corp. * (a)	16,867	57,685
Compass Minerals International, Inc.	1,963	66,879
Hecla Mining Company *	7,280	54,600
Idaho General Mines, Inc. * (a)	3,144	20,499
Royal Gold, Inc. (a)	1,470	40,807
Stillwater Mining Company *	2,309	21,682
U.S. Gold Corp. *	3,127	18,637
Uranium Resources, Inc. * (a)	3,223	24,978

		418,062
Mobile Homes - 0.12%
Fleetwood Enterprises, Inc. * (a)	3,967	36,972
Skyline Corp.	510	15,264
Winnebago Industries, Inc. (a)	1,922	51,260

		103,496
Newspapers - 0.05%
Lee Enterprises, Inc.	2,820	48,983

Office Furnishings & Supplies - 0.51%
Acco Brands Corp. *	3,303	74,879
Herman Miller, Inc.	3,861	112,046
IKON Office Solutions, Inc.	6,565	92,173
Knoll, Inc.	3,044	57,866
The Standard Register Company	1,259	16,103
United Stationers, Inc. *	1,671	98,622

		451,689
Paper - 0.45%
Bowater, Inc. (a)	3,394	57,155
Buckeye Technologies, Inc. *	2,336	36,371
Chesapeake Corp.	1,461	14,318
Mercer International, Inc. *	2,138	19,113
Neenah Paper, Inc. (a)	907	31,464
P.H. Glatfelter Company	2,741	40,457
Potlatch Corp.	2,373	106,880
Rock-Tenn Company, Class A	2,125	61,604
Wausau-Mosinee Paper Corp.	2,734	30,703

		398,065
Petroleum Services - 1.81%
Atwood Oceanics, Inc. *	1,667	126,675
Basic Energy Services, Inc. *	2,538	52,460
Bronco Drilling Company, Inc. * (a)	1,475	21,756
Complete Production Services, Inc. *	2,633	58,453
Delek US Holdings, Inc.	770	21,113
Dril-Quip, Inc. *	1,627	76,567
Energy Infrastructure Acquisition Corp. * (a)	1,364	13,204

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
Exterran Holdings, Inc. *	3,673	$284,661
Flotek Industries, Inc. *	1,120	42,302
Grey Wolf, Inc. *	11,310	75,098
GulfMark Offshore, Inc. *	1,421	65,153
Hercules Offshore, Inc. * (a)	5,082	129,286
Hornbeck Offshore Services, Inc. *	1,409	53,753
Newpark Resources, Inc. *	5,545	31,052
PetroHawk Energy Corp. *	10,356	156,790
Petroleum Development Corp. *	934	37,388
Pioneer Drilling Company *	3,097	37,660
Rentech, Inc. * (a)	10,461	24,374
RPC, Inc. (a)	2,030	27,994
Superior Well Services, Inc. *	1,042	22,497
T-3 Energy Services, Inc. *	346	10,702
Trico Marine Services, Inc. *	674	22,148
W-H Energy Services, Inc. *	1,857	118,031
Willbros Group, Inc. * (a)	1,603	45,573
World Fuel Services Corp.	1,754	67,617

		1,622,307
Pharmaceuticals - 2.18%
Adams Respiratory Therapeutics, Inc. * (a)	2,175	83,868
Akorn, Inc. * (a)	3,473	26,395
Alexion Pharmaceuticals, Inc. *	2,222	134,364
Alexza Pharmaceuticals, Inc. *	1,195	9,811
Alkermes, Inc. *	6,151	103,644
Allos Therapeutics, Inc. * (a)	2,468	11,649
Altus Pharmaceuticals, Inc. *	1,460	15,301
AMAG Pharmaceuticals, Inc. * (a)	863	47,163
American Oriental Bioengineering, Inc. * (a)	2,576	23,957
Array BioPharma, Inc. *	2,935	33,312
Auxilium Pharmaceuticals, Inc. *	1,593	30,904
Beijing Med-Pharm Corp. * (a)	1,868	17,503
Bentley Pharmaceuticals, Inc. *	1,256	15,424
Bionovo, Inc. * (a)	2,708	11,915
Bradley Pharmaceuticals, Inc., Class A *	758	14,826
Cadence Pharmaceuticals, Inc. *	954	13,699
Caraco Pharmaceutical Labs *	686	10,146
Cubist Pharmaceuticals, Inc. *	3,390	77,563
CytRx Corp. *	5,692	20,605
Encysive Pharmaceuticals, Inc. * (a)	3,307	6,085
Enzon Pharmaceuticals, Inc. * (a)	2,978	24,152
Indevus Pharmaceuticals, Inc. * (a)	3,440	23,358
Isis Pharmaceuticals, Inc. * (a)	5,072	62,589
Javelin Pharmaceuticals, Inc. *	3,032	16,191
Ligand Pharmaceuticals, Inc., Class B *	5,572	34,936
Medicis Pharmaceutical Corp., Class A (a)	3,391	103,561
Minrad International, Inc. *	3,400	15,946
Nastech Pharmaceutical Company, Inc. * (a)	1,658	22,947
Noven Pharmaceuticals, Inc. * (a)	1,552	23,684
Onyx Pharmaceuticals, Inc. * (a)	2,920	115,690
OSI Pharmaceuticals, Inc. *	3,512	119,794

The accompanying notes are an integral part of the financial statements.	315

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Par Pharmaceutical Companies, Inc. *	2,195	$49,146
Penwest Pharmaceuticals Company *	1,526	18,846
PharMerica Corp. *	670	11,879
Pharmion Corp. *	1,596	65,452
Poniard Pharmaceuticals, Inc. *	1,368	8,345
POZEN, Inc. *	1,581	15,794
Prestige Brands Holdings, Inc. *	1,921	21,073
Regeneron Pharmaceuticals, Inc. *	3,897	75,836
Rigel Pharmaceuticals, Inc. *	2,068	18,943
Salix Pharmaceuticals, Ltd. *	2,924	33,685
Santarus, Inc. * (a)	3,257	8,077
Sciele Pharma, Inc. * (a)	2,158	49,807
Somaxon Pharmaceuticals, Inc. *	610	7,527
Supergen, Inc. *	3,450	14,007
Trubion Pharmaceuticals Inc *	520	9,542
United Therapeutics Corp. *	1,264	86,571
Valeant Pharmaceuticals International *	5,800	91,466
Vanda Pharmaceuticals, Inc. *	1,638	24,455
ViroPharma, Inc. *	4,272	42,336
XOMA, Ltd. * (a)	8,532	23,634

		1,947,403
Photography - 0.02%
CPI Corp.	339	15,174

Plastics - 0.07%
AEP Industries, Inc. *	475	17,584
Spartech Corp.	1,959	42,432

		60,016
Pollution Control - 0.03%
Fuel Tech, Inc. * (a)	1,061	30,875

Publishing - 0.55%
American Greetings Corp., Class A	3,324	82,236
Consolidated Graphics, Inc. *	639	42,353
Courier Corp.	717	25,769
GateHouse Media, Inc. (a)	955	12,434
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	1,685	21,366
Media General, Inc., Class A	1,361	37,999
Multi-Color Corp.	394	14,637
Playboy Enterprises, Inc., Class B *	1,432	15,823
PRIMEDIA, Inc. (a)	2,717	39,532
Scholastic Corp. *	2,083	70,989
Sun-Times Media Group, Inc.	4,291	12,101
Valassis Communications, Inc. * (a)	2,918	26,612
VistaPrint, Ltd. *	2,624	86,277

		488,128
Railroads & Equipment - 0.22%
Genesee & Wyoming, Inc., Class A *	2,167	59,333
Greenbrier Company, Inc. (a)	989	29,057
Wabtec Corp.	2,954	110,686

		199,076

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Real Estate - 5.49%
Acadia Realty Trust, REIT	1,991	$49,715
Alesco Financial, Inc., REIT (a)	3,586	19,580
Alexander's, Inc., REIT *	124	49,569
Alexandria Real Estate Equities, Inc., REIT	1,766	164,821
American Campus Communities, Inc., REIT	1,321	37,437
American Financial Realty Trust, REIT	7,951	65,834
American Home Mortgage Investment Corp.,
REIT (a)	2,689	726
Anthracite Capital, Inc., REIT	3,654	33,105
Anworth Mortgage Asset Corp., REIT	2,981	16,038
Ashford Hospitality Trust, Inc., REIT	6,482	70,719
Associated Estates Realty Corp., REIT	1,142	16,148
Avatar Holdings, Inc. * (a)	375	22,793
BioMed Realty Trust, Inc., REIT	3,990	97,276
Capital Lease Funding, Inc., REIT	2,846	27,464
Capital Trust, Inc., Class A, REIT (a)	781	27,069
CBRE Realty Finance Inc., REIT (a)	1,995	11,970
Cedar Shopping Centers, Inc., REIT	2,523	33,405
Corporate Office Properties Trust, REIT	2,361	101,688
Cousins Properties, Inc., REIT (a)	2,477	68,043
Crystal River Capital, Inc., REIT	1,566	24,993
DCT Industrial Trust, Inc., REIT	10,224	104,489
Deerfield Triarc Capital Corp., REIT	3,232	28,280
DiamondRock Hospitality Company, REIT	5,755	103,302
Digital Realty Trust, Inc., REIT	3,222	125,658
EastGroup Properties, Inc., REIT	1,478	62,712
Education Realty Trust, Inc., REIT (a)	1,957	26,752
Entertainment Properties Trust, REIT	1,627	77,836
Equity Inns, Inc., REIT	3,359	75,645
Equity Lifestyle Properties, Inc., REIT	1,249	60,826
Equity One, Inc., REIT	2,220	58,075
Extra Space Storage, Inc., REIT	3,985	61,249
FelCor Lodging Trust, Inc., REIT	3,804	83,460
First Industrial Realty Trust, Inc., REIT	2,754	112,308
First Potomac Realty Trust, REIT	1,538	32,590
Franklin Street Properties Corp., REIT (a)	3,681	63,497
Getty Realty Corp., REIT	1,159	31,606
Glimcher Realty Trust, REIT (a)	2,363	52,837
GMH Communities Trust, REIT	2,239	17,599
Gramercy Captial Corp., REIT	1,178	29,627
Grubb & Ellis Company *	1,035	9,377
Healthcare Realty Trust, Inc., REIT	2,913	72,738
Hersha Hospitality Trust, REIT	2,676	29,249
Highwoods Properties, Inc., REIT	3,448	123,059
Hilltop Holdings, Inc. *	3,006	36,132
Home Properties, Inc., REIT (a)	2,004	101,843
Impac Mortgage Holdings, Inc., REIT (a)	5,004	8,607
Inland Real Estate Corp., REIT	3,630	56,192
Investors Real Estate Trust, SBI, REIT (a)	3,338	34,882
Jer Investors Trust, Inc., REIT	1,766	21,951
Kite Realty Group Trust, REIT	1,389	23,585
LaSalle Hotel Properties, REIT	2,424	100,935

The accompanying notes are an integral part of the financial statements.	316

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Lexington Corporate Property Trust, REIT (a)	4,036	$83,464
LTC Properties, Inc., REIT	1,549	34,976
Luminent Mortgage Capital, Inc., REIT (a)	3,011	5,299
Maguire Properties, Inc., REIT	2,279	59,277
Medical Properties Trust, Inc., REIT (a)	3,124	42,080
Meruelo Maddux Properties, Inc. *	3,031	18,216
MFA Mortgage Investments, Inc., REIT	5,116	39,649
Mid-America Apartment Communities, Inc.,
REIT	1,556	77,162
Mission West Properties, Inc., REIT	1,413	17,422
National Health Investments, Inc., REIT	1,448	43,788
National Retail Properties, Inc., REIT	4,065	95,487
Nationwide Health Properties, Inc., REIT	5,401	149,878
Newcastle Investment Corp., REIT	2,562	42,632
NorthStar Realty Finance Corp., REIT (a)	3,773	40,032
Novastar Financial, Inc. (a)	1,148	9,747
Omega Healthcare Investors, REIT	4,150	61,793
Parkway Properties, Inc., REIT	1,004	46,465
Pennsylvania Real Estate
Investment Trust, REIT	1,941	73,428
Post Properties, Inc., REIT (a)	2,610	104,165
PS Business Parks, Inc., REIT	982	55,483
RAIT Investment Trust, REIT (a)	3,857	34,134
Ramco-Gershenson Properties Trust, REIT	1,079	34,798
Realty Income Corp., REIT (a)	6,115	165,105
Redwood Trust, Inc., REIT (a)	1,302	48,604
Republic Property Trust, REIT	1,699	24,415
Resource Capital Corp., REIT	1,567	18,804
Saul Centers, Inc., REIT	615	30,787
Senior Housing Properties Trust, REIT	5,100	103,734
Sovran Self Storage, Inc., REIT	1,277	57,605
Strategic Hotel Cap, Inc., REIT	4,518	92,935
Sun Communities, Inc., REIT	1,085	30,933
Sunstone Hotel Investors, Inc., REIT	3,780	101,909
Tanger Factory Outlet Centers, Inc., REIT	1,908	72,638
Thomas Properties Group, Inc.	1,659	21,219
Universal Health Realty Income Trust, REIT	823	27,587
Urstadt Biddle Properties, Inc., REIT	1,581	26,782
U-Store-It Trust, REIT	2,886	39,134
Washington Real Estate Investment Trust,
REIT (a)	2,734	89,539
Winthrop Realty Trust, REIT (a)	3,619	22,981

		4,909,377
Retail Grocery - 0.40%
Ingles Markets, Inc.	830	24,991
Nash Finch Company (a)	834	31,283
Pathmark Stores, Inc. *	1,876	24,069
PriceSmart, Inc. *	879	21,061
Ruddick Corp.	2,555	83,242
The Great Atlantic & Pacific Tea Company,
Inc. * (a)	1,207	37,852
United Natural Foods, Inc. *	2,638	70,804

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Grocery (continued)
Weis Markets, Inc.	831	$35,716
Wild Oats Markets, Inc. * (a)	1,722	31,892

		360,910
Retail Trade - 3.12%
99 Cents Only Stores *	2,854	35,247
A.C. Moore Arts & Crafts, Inc. *	1,311	24,503
Aaron Rents, Inc., Class B	2,819	72,138
Aeropostale, Inc. *	4,718	97,652
Big 5 Sporting Goods Corp.	1,311	27,269
Bon-Ton Stores, Inc. (a)	663	19,108
Books-A-Million, Inc.	909	12,108
Borders Group, Inc. (a)	3,559	53,385
Build A Bear Workshop, Inc. *	1,003	16,509
Building Materials Holding Corp.	1,684	24,923
Cabela's, Inc. *	2,379	56,216
Cache, Inc. *	794	13,323
Casey's General Stores, Inc.	3,142	89,107
Cash America International, Inc.	1,828	65,918
Casual Male Retail Group, Inc. * (a)	2,287	23,099
Cato Corp., Class A	1,873	41,337
Charlotte Russe Holding, Inc. *	1,569	27,410
Charming Shoppes, Inc. *	7,580	68,523
Children's Place Retail Stores, Inc. *	1,372	39,459
Christopher & Banks Corp. (a)	2,237	27,023
Citi Trends, Inc. *	868	18,870
Collective Brands, Inc. *	3,968	93,764
Conn's, Inc. * (a)	783	17,226
CSS Industries, Inc.	531	20,422
DSW, Inc., Class A * (a)	1,005	30,602
Eddie Bauer Holdings, Inc. *	1,939	15,124
Finish Line, Inc.	2,803	15,809
First Cash Financial Services, Inc. *	1,649	35,322
Fossil, Inc. *	2,664	89,271
Fred's, Inc., Class A	2,286	23,774
FTD Group, Inc.	1,293	22,977
Gaiam, Inc., Class A *	1,208	24,993
Genesco, Inc. *	1,382	63,420
Guitar Center, Inc. *	1,794	101,522
Haverty Furniture Companies, Inc.	1,443	15,469
Hibbett Sports, Inc. *	1,945	48,508
Hot Topic, Inc. *	2,504	20,958
J. Crew Group, Inc. *	2,372	118,149
Jo-Ann Stores, Inc. *	1,526	34,335
Longs Drug Stores Corp.	1,998	105,355
Marinemax, Inc. * (a)	1,074	19,697
New York & Company, Inc. *	1,510	9,966
NexCen Brands, Inc. *	2,359	16,112
Pacific Sunwear of California, Inc. *	4,274	59,879
Pantry, Inc. *	1,416	47,195
Pier 1 Imports, Inc. * (a)	5,416	33,471
Regis Corp.	2,690	88,797

The accompanying notes are an integral part of the financial statements.	317

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Rent-A-Center, Inc. *	4,292	$82,492
Retail Ventures, Inc. *	1,746	20,201
School Specialty, Inc. *	1,315	47,919
Shoe Carnival, Inc. *	680	11,730
Sonic Automotive, Inc.	1,896	50,434
Spectrum Brands, Inc. *	2,248	12,679
Stein Mart, Inc.	1,786	15,681
Systemax, Inc. * (a)	593	11,030
Talbots, Inc. (a)	1,413	30,069
The Buckle, Inc.	871	32,584
The Dress Barn, Inc. *	2,883	50,452
The Men's Wearhouse, Inc.	3,298	167,143
The Wet Seal, Inc., Class A *	4,736	21,454
Tuesday Morning Corp. (a)	1,988	20,973
Tween Brands, Inc. *	1,866	55,047
ValueVision Media, Inc., Class A *	2,095	17,661
Zale Corp. *	2,982	67,006
Zumiez, Inc. * (a)	1,058	51,345

		2,791,144
Sanitary Services - 0.24%
Casella Waste Systems, Inc., Class A *	1,658	18,520
Darling International, Inc. *	4,992	42,182
Insituform Technologies, Inc., Class A * (a)	1,706	28,132
Waste Connections, Inc. *	4,142	126,000

		214,834
Semiconductors - 2.78%
Actel Corp. *	1,752	19,710
Advanced Analogic Technologies, Inc. *	2,449	22,261
Advanced Energy Industries, Inc. *	2,189	35,527
American Superconductor Corp. * (a)	2,141	38,581
Amis Holdings, Inc. *	4,093	42,444
Amkor Technology, Inc. *	6,371	73,394
Applied Micro Circuits Corp. *	17,310	49,334
Asyst Technologies, Inc. *	3,246	19,054
ATMI, Inc. *	2,107	63,547
Axcelis Technologies, Inc. *	6,258	29,475
Brooks Automation, Inc. *	4,620	65,373
Cirrus Logic, Inc. *	5,409	36,835
Conexant Systems, Inc. * (a)	30,046	33,652
Credence Systems Corp. *	5,696	16,746
Cymer, Inc. *	2,183	86,534
Diodes, Inc. *	1,818	55,104
DSP Group, Inc. *	1,769	30,834
Emulex Corp. *	5,190	101,413
Entegris, Inc. * (a)	8,217	77,569
Exar Corp. *	2,311	30,829
FormFactor, Inc. *	2,898	131,453
Genesis Microchip, Inc. *	2,372	18,881
Hittite Microwave Corp. *	992	42,031
IXYS Corp. *	1,764	17,993
Kulicke & Soffa Industries, Inc. * (a)	3,554	30,351

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Lattice Semiconductor Corp. *	7,080	$35,329
LTX Corp. *	4,058	16,557
Mattson Technology, Inc. *	3,282	34,559
Micrel, Inc.	3,407	37,307
Microsemi Corp. * (a)	4,626	117,315
Microtune, Inc. *	3,663	21,795
MIPS Technologies, Inc., Class A *	2,796	21,865
MKS Instruments, Inc. *	3,080	67,883
Netlogic Microsystems, Inc. * (a)	1,006	29,506
OmniVision Technologies, Inc. * (a)	3,348	69,873
ON Semiconductor Corp. *	14,779	173,210
Pericom Semiconductor Corp. *	1,897	21,853
Photronics, Inc. *	2,585	29,934
PLX Technology, Inc. *	1,897	20,526
PMC-Sierra, Inc. *	12,981	99,694
Rudolph Technologies, Inc. *	1,646	21,118
Semitool, Inc. * (a)	1,593	15,404
Semtech Corp. *	4,420	78,853
Silicon Image, Inc. *	5,371	31,044
Skyworks Solutions, Inc. *	9,742	76,864
Spansion, Inc. *	5,470	49,777
Techwell, Inc. *	902	9,209
Tessera Technologies, Inc. *	2,913	106,703
Triquint Semiconductor, Inc. *	8,592	37,891
Ultra Clean Holdings, Inc. *	1,291	19,288
Ultratech, Inc. *	1,527	21,882
Veeco Instruments, Inc. *	1,925	33,880
Volterra Semiconductor Corp. * (a)	1,472	15,986

		2,484,030
Software - 3.17%
ACI Worldwide, Inc. *	2,278	59,182
Actuate Corp. *	3,941	27,942
Advent Software, Inc. *	1,142	45,760
Allscripts Healthcare Solution, Inc. * (a)	3,374	76,286
American Reprographics Company *	1,797	43,901
Ansoft Corp. *	968	28,934
ANSYS, Inc. *	4,731	156,738
AsiaInfo Holdings, Inc. *	2,135	17,251
Aspen Technology, Inc. *	5,401	70,861
Avid Technology, Inc. *	2,523	77,784
Blackbaud, Inc.	2,699	68,204
Blackboard, Inc. *	1,735	72,471
Borland Software Corp. *	4,711	21,482
Bottomline Technologies, Inc. *	1,526	20,113
CIBER, Inc. *	3,422	27,136
Commvault Systems, Inc. *	2,193	41,777
Concur Technologies, Inc. *	2,323	62,210
DivX, Inc. * (a)	1,489	20,757
Double-Take Software, Inc. *	560	9,677
Eclipsys Corp. *	2,814	64,975
Epicor Software Corp. *	3,592	47,774

The accompanying notes are an integral part of the financial statements.	318

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Software (continued)
EPIQ Systems, Inc. *	1,654	$26,844
FARO Technologies, Inc. *	914	36,752
i2 Technologies, Inc. * (a)	1,052	16,706
Igate Corp. *	1,508	12,501
InfoUSA, Inc.	2,079	21,081
Innerworkings, Inc. * (a)	1,521	21,461
Interactive Intelligence, Inc. *	892	17,439
iPass, Inc. * (a)	3,526	15,867
JDA Software Group, Inc. *	1,620	33,615
Lawson Software, Inc. * (a)	7,932	77,813
Macrovision Corp. *	3,239	76,861
Magma Design Automation, Inc. *	2,386	32,784
Manhattan Associates, Inc. *	1,666	48,114
Mantech International Corp. *	1,208	43,198
MicroStrategy, Inc., Class A *	585	40,505
Midway Games, Inc. * (a)	1,534	8,299
Monolithic Power Systems, Inc. *	1,343	27,505
MSC Software Corp. *	2,744	34,712
Nuance Communications, Inc. * (a)	8,033	151,020
Omnicell, Inc. *	2,070	49,970
Omniture, Inc. * (a)	1,721	42,698
OpenTV Corp., Class A * (a)	5,781	7,573
Opsware, Inc. *	5,378	76,152
Packeteer, Inc. * (a)	2,395	17,651
PDF Solutions, Inc. *	1,381	13,479
Progress Software Corp. *	2,522	76,971
Quality Systems, Inc. (a)	1,053	38,803
Secure Computing Corp. *	3,039	27,290
Smith Micro Software, Inc. * (a)	1,662	27,406
Solera Holdings, Inc. *	1,623	29,668
SPSS, Inc. *	1,133	46,170
Sybase, Inc. *	5,536	127,605
Synchronoss Technologies, Inc. * (a)	1,128	39,187
Take-Two Interactive Software, Inc. * (a)	4,436	70,887
Taleo Corp. *	1,069	24,640
THQ, Inc. *	4,069	117,147
Tradestation Group, Inc. *	1,889	20,911
TriZetto Group, Inc. *	2,773	43,342
Ultimate Software Group, Inc. *	1,535	47,785
Visual Sciences, Inc. *	1,298	23,922
Websense, Inc. *	2,759	56,753

		2,830,302
Steel - 0.45%
Claymont Steel, Inc. *	586	12,277
Northwest Pipe Company *	563	20,989
Olympic Steel, Inc.	606	14,805
Ryerson, Inc.	1,614	53,811
Schnitzer Steel Industries, Inc.	1,331	77,770
Texas Industries, Inc. (a)	1,663	122,596
Wheeling-Pittsburgh Corp. *	878	15,909

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Steel (continued)
Worthington Industries, Inc. (a)	4,180	$88,449

		406,606
Telecommunications Equipment &
Services - 2.62%
ADTRAN, Inc. (a)	3,567	95,346
Alaska Communications Systems Group, Inc.	2,669	36,459
Andrew Corp. *	9,453	133,098
Arris Group, Inc. *	6,628	100,613
Aruba Networks, Inc. *	443	8,005
Atheros Communications, Inc. *	3,356	100,378
C-COR, Inc. *	3,047	35,071
Comtech Telecommunications Corp. *	1,406	59,839
Consolidated Communications Holdings, Inc.	1,320	24,526
CT Communications, Inc.	1,248	39,312
Ditech Networks, Inc. *	2,315	11,876
Eschelon Telecom, Inc. *	687	20,610
Fairpoint Communications, Inc.	2,205	36,890
FiberTower Corp. * (a)	6,346	23,861
Finisar Corp. * (a)	16,360	61,841
General Communication, Inc., Class A *	3,340	42,251
GeoEye, Inc. *	1,164	27,424
Global Crossing, Ltd. * (a)	1,485	28,274
Globalstar, Inc. * (a)	1,216	11,309
Golden Telecom, Inc. (a)	953	65,385
Harmonic, Inc. *	4,851	48,364
Harris Stratex Networks, Inc., Class A *	1,424	24,365
Hughes Communications, Inc. *	416	21,216
Basis, Inc. *	2,199	21,264
ICO Global Communications Holdings, Ltd. * (a)	6,523	22,961
InterDigital, Inc. *	2,852	65,910
Iowa Telecommunications Services, Inc.	1,961	36,298
J2 Global Communications, Inc. *	2,991	101,694
Loral Space & Communications, Inc. *	711	28,497
Mastec, Inc. *	2,617	38,679
MRV Communications, Inc. *	8,024	20,220
Network Equipment Technologies, Inc. *	1,847	19,689
Nextwave Wireless, Inc. * (a)	1,860	12,295
NTELOS Holdings Corp.	1,694	45,365
Oplink Communications, Inc. *	1,438	18,737
OpNext, Inc. *	1,175	14,112
Optium Corp. * (a)	732	5,819
Orbcomm, Inc. * (a)	1,455	11,771
PAETEC Holding Corp. *	4,306	51,371
Plantronics, Inc.	2,922	82,985
Polycom, Inc. *	5,562	168,584
Powerwave Technologies, Inc. * (a)	7,955	54,492
Premiere Global Services, Inc. *	4,318	56,479
RCN Corp. * (a)	1,898	27,312
SAVVIS, Inc. *	1,677	66,627
Shenandoah Telecommunications Company	1,608	33,028
Sirenza Microdevices, Inc. *	2,422	37,880
Sonus Networks, Inc. *	15,360	88,781

The accompanying notes are an integral part of the financial statements.	319

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
SureWest Communications	949	$27,531
Symmetricom, Inc. *	3,036	15,150
Tekelec, Inc. *	3,718	45,731
UTStarcom, Inc. * (a)	5,833	17,732
Viasat, Inc. *	1,484	45,292
Vonage Holdings Corp. * (a)	3,608	7,613

		2,346,212
Telephone - 0.24%
Atlantic Tele-Network, Inc.	662	22,164
Cbeyond Communications, Inc. *	1,257	48,847
Centennial Communications Corp., Class A *	1,621	15,237
Cincinnati Bell, Inc. *	15,093	73,654
IDT Corp. (a)	3,061	27,549
North Pittsburgh Systems, Inc.	1,031	23,806

		211,257
Tires & Rubber - 0.14%
Cooper Tire & Rubber Company	3,751	91,674
Myers Indiana, Inc.	1,716	36,551

		128,225
Tobacco - 0.21%
Alliance One International, Inc. *	5,883	45,299
Schweitzer Mauduit International, Inc.	1,015	23,132
Universal Corp.	1,639	80,524
Vector Group, Ltd.	1,823	41,893

		190,848
Toys, Amusements & Sporting Goods - 0.15%
Jakks Pacific, Inc. *	1,732	38,918
Marvel Entertainment, Inc. *	3,285	74,241
Russ Berrie & Company, Inc. *	1,181	17,668

		130,827
Transportation - 0.92%
American Commercial Lines, Inc. * (a)	3,798	98,102
Arlington Tankers, Ltd. (a)	882	21,838
Atlas Air Worldwide Holdings, Inc. *	823	41,759
Bristow Group, Inc. *	1,232	53,407
Double Hull Tankers, Inc. *	1,357	20,925
Dynamex, Inc. *	763	19,167
Eagle Bulk Shipping, Inc. (a)	2,558	67,429
Genco Shipping & Trading, Ltd. (a)	1,085	60,868
General Maritime Corp. (a)	1,735	44,867
Golar LNG, Ltd. (a)	2,155	41,204
Horizon Lines, Inc. (a)	2,064	58,225
Knightsbridge Tankers, Ltd.	1,091	28,180
Marten Transport, Ltd. *	1,017	15,926
Nordic American Tanker Shipping, Ltd. (a)	1,626	59,967
Pacer International, Inc.	2,262	48,904
PHI, Inc. *	913	27,719
Saia, Inc. *	787	14,788
Ship Finance International, Ltd. (a)	1,902	54,721

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Transportation (continued)
Star Maritime Acquisition Corp. *	1,234	$15,450
TBS International Ltd *	307	11,209
Ultrapetrol Bahamas Ltd. *	962	17,335

		821,990
Travel Services - 0.04%
Ambassadors Group, Inc.	986	38,227

Trucking & Freight - 0.52%
Arkansas Best Corp.	1,374	49,327
Celadon Group, Inc. *	1,577	24,601
Forward Air Corp.	1,850	64,824
Heartland Express, Inc.	3,545	55,196
Hub Group, Inc., Class A *	2,367	78,987
Knight Transportation, Inc. (a)	3,459	63,611
Old Dominion Freight Lines, Inc. *	1,823	52,502
Wabash National Corp. (a)	1,930	25,264
Werner Enterprises, Inc.	2,825	52,573

		466,885
Utility Service - 0.08%
Consolidated Water Co., Ltd. * (a)	892	26,323
ENGlobal Corp. * (a)	978	8,968
SJW Corp. (a)	957	32,835

		68,126

TOTAL COMMON STOCKS (Cost $78,843,220)		$82,453,429

SHORT TERM INVESTMENTS - 25.14%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007	$3,594,000	$3,592,647
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 10/15/2007	1,900,000	1,888,064
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 09/10/2007	400,000	399,485
John Hancock Cash Investment Trust (c)	15,900,759	15,900,759
U.S. Treasury Bill
zero coupon due 10/18/2007 ****	700,000	695,595

TOTAL SHORT TERM INVESTMENTS
(Cost $22,476,550)		$22,476,550

Total Investments (Small Cap Index Fund)
(Cost $101,337,998) - 117.39%		$104,947,976
Liabilities in Excess of Other Assets - (17.39)%		(15,545,713)

TOTAL NET ASSETS - 100.00%		$89,402,263

Small Cap Opportunities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.43%

Aluminum - 0.79%
Century Aluminum Company *	36,708	$1,805,299

The accompanying notes are an integral part of the financial statements.	320

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles - 2.44%
Interface, Inc., Class A	110,500	$1,993,420
Wolverine World Wide, Inc.	135,814	3,570,550

		5,563,970
Auto Parts - 2.41%
BorgWarner, Inc.	27,310	2,307,695
Commercial Vehicle Group, Inc. *	55,812	793,646
Noble International, Ltd.	120,702	2,403,177

		5,504,518
Automobiles - 2.26%
Penske Auto Group, Inc.	125,614	2,475,852
Rush Enterprises, Inc., Class A *	19,628	497,766
Rush Enterprises, Inc., Class B *	94,165	2,194,045

		5,167,663
Banking - 5.02%
Bank of the Ozarks, Inc. (a)	45,245	1,384,044
First Midwest BanCorp, Inc.	39,000	1,337,310
IBERIABANK Corp.	26,100	1,309,437
Mercantile Bank Corp.	13,545	303,950
Silver State Bancorp *	53,400	990,570
Sterling Financial Corp., Spokane	67,100	1,709,037
SVB Financial Group *	28,000	1,393,280
UCBH Holdings, Inc.	69,100	1,148,442
Virginia Commerce Bancorp, Inc. *	39,400	577,210
Wintrust Financial Corp.	29,900	1,289,886

		11,443,166
Biotechnology - 0.76%
Techne Corp. *	27,400	1,726,474

Building Materials & Construction - 0.30%
Builders FirstSource, Inc. *	52,949	693,632

Computers & Business Equipment - 3.69%
CACI International, Inc., Class A *	14,292	729,178
Digi International, Inc. *	140,002	1,981,028
Komag, Inc. *	48,700	1,565,218
NETGEAR, Inc. *	116,848	3,278,755
Sonic Solutions * (a)	113,005	858,838

		8,413,017
Construction & Mining Equipment - 1.04%
Pason Systems, Inc.	154,772	2,384,377

Crude Petroleum & Natural Gas - 2.11%
Carrizo Oil & Gas, Inc. * (a)	45,300	1,778,931
Southwestern Energy Company *	81,646	3,036,415

		4,815,346
Domestic Oil - 0.79%
Oil States International, Inc. *	42,976	1,813,587

Drugs & Health Care - 2.24%
Qiagen NV * (a)	126,200	2,147,924
West Pharmaceutical Services, Inc.	73,900	2,959,695

		5,107,619

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electrical Equipment - 4.95%
AMETEK, Inc.	132,242	$5,288,358
Anixter International, Inc. * (a)	45,200	3,470,004
FLIR Systems, Inc. *	51,300	2,526,012

		11,284,374
Electrical Utilities - 1.05%
Allete, Inc. (a)	26,741	1,126,063
ITC Holdings Corp.	28,400	1,263,232

		2,389,295
Electronics - 1.05%
Syntax-Brillian Corp. * (a)	173,200	1,125,800
TTM Technologies, Inc. *	107,932	1,260,646

		2,386,446
Energy - 0.69%
New Jersey Resources Corp.	31,945	1,564,666

Financial Services - 2.07%
Affiliated Managers Group, Inc. * (a)	36,820	4,169,865
Delphi Financial Group, Inc.	4,700	189,410
RAM Holdings, Ltd. *	39,200	366,128

		4,725,403
Food & Beverages - 0.97%
Flowers Foods, Inc.	107,250	2,213,640

Gas & Pipeline Utilities - 1.06%
South Jersey Industries, Inc.	71,400	2,421,174

Healthcare Products - 3.51%
Orthofix International NV *	26,434	1,264,603
Polymedica Corp.	72,816	3,769,684
Respironics, Inc. *	62,876	2,982,209

		8,016,496
Homebuilders - 1.14%
Meritage Homes Corp. * (a)	70,900	1,284,708
Ryland Group, Inc.	46,312	1,326,376

		2,611,084
Household Appliances - 1.34%
Drew Industries, Inc. *	78,044	3,064,788

Household Products - 1.50%
Tempur-Pedic International, Inc. (a)	118,248	3,417,367

Industrial Machinery - 2.81%
Actuant Corp., Class A (a)	65,757	4,010,519
Middleby Corp. *	32,712	2,405,641

		6,416,160
Insurance - 3.26%
Aspen Insurance Holdings, Ltd.	82,010	2,057,631
Assured Guaranty, Ltd.	38,153	994,649
Max Re Capital, Ltd.	45,100	1,238,446
Meadowbrook Insurance Group, Inc. *	126,900	1,120,527
Tower Group, Inc.	34,600	868,806
Zenith National Insurance Corp.	26,600	1,146,726

		7,426,785

The accompanying notes are an integral part of the financial statements.	321

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Internet Software - 1.00%
DealerTrack Holdings, Inc. *	30,500	$1,165,100
Digital River, Inc. *	24,300	1,126,548

		2,291,648
Investment Companies - 1.70%
KKR Financial Holdings LLC	249,737	3,868,426

Leisure Time - 1.77%
Penn National Gaming, Inc. *	68,549	4,030,681

Manufacturing - 8.49%
Carlisle Companies, Inc.	94,210	4,637,958
Ceradyne, Inc. *	59,112	4,272,616
General Cable Corp. *	62,000	3,607,160
Koppers Holdings, Inc.	75,500	2,773,115
Spartan Motors, Inc.	275,609	4,079,013

		19,369,862
Metal & Metal Products - 4.15%
A. M. Castle & Company	61,800	1,800,234
Haynes International, Inc. *	22,000	1,837,660
Horsehead Holding Corp. *	62,800	1,185,036
Quanex Corp.	42,350	1,834,179
Reliance Steel & Aluminum Company	52,984	2,806,562

		9,463,671
Mining - 1.34%
AMCOL International Corp.	95,010	3,060,272

Petroleum Services - 0.88%
Core Laboratories N.V. *	17,966	2,013,989

Real Estate - 12.87%
Anthracite Capital, Inc., REIT (a)	88,856	805,035
Ashford Hospitality Trust, Inc., REIT	324,689	3,542,357
BioMed Realty Trust, Inc., REIT	41,700	1,016,646
Corporate Office Properties Trust, REIT	108,147	4,657,891
Equity One, Inc., REIT	97,973	2,562,974
FBR Capital Markets Corp., REIT *	89,200	1,189,036
FBR Capital Markets Corp., REIT *	43,900	585,187
Gramercy Captial Corp., REIT (a)	99,804	2,510,071
Jer Investors Trust, Inc., REIT	199,948	2,485,354
LaSalle Hotel Properties, REIT	81,280	3,384,499
Newcastle Investment Corp., REIT (a)	207,265	3,448,889
NorthStar Realty Finance Corp., REIT	75,500	801,055
RAIT Investment Trust, REIT (a)	269,326	2,383,535

		29,372,529
Retail Grocery - 1.12%
Ruddick Corp.	36,471	1,188,225
United Natural Foods, Inc. *	50,745	1,361,996

		2,550,221
Retail Trade - 4.02%
Cabela's, Inc. * (a)	125,540	2,966,510
Cash America International, Inc.	35,200	1,269,312
First Cash Financial Services, Inc. *	106,372	2,278,488
Hibbett Sports, Inc. *	36,900	920,286

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Sonic Automotive, Inc.	64,900	$1,726,340

		9,160,936
Semiconductors - 3.53%
Diodes, Inc. * (a)	211,494	6,410,383
Silicon Motion Technology Corp., ADR * (a)	75,800	1,637,280

		8,047,663
Telecommunications Equipment &
Services - 2.77%
Comtech Telecommunications Corp. *	42,200	1,796,032
DataPath, Inc. *	105,900	1,006,050
J2 Global Communications, Inc. *	103,200	3,508,800

		6,310,882
Transportation - 0.38%
Kirby Corp. *	22,900	876,612

Travel Services - 0.70%
Ambassadors Group, Inc.	41,300	1,601,201

Trucking & Freight - 3.46%
Landstar Systems, Inc.	64,068	2,755,565
Old Dominion Freight Lines, Inc. *	39,000	1,123,200
Oshkosh Truck Corp.	69,334	4,013,745

		7,892,510

TOTAL COMMON STOCKS (Cost $195,233,758)		$222,287,449

RIGHTS - 0.02%

Investment Companies - 0.02%
KKR Financial Holding LLC Expiration Date:
09/19/2007, Strike price: $14.40	48,524	52,406

TOTAL RIGHTS (Cost $0)		$52,406

SHORT TERM INVESTMENTS - 15.96%
John Hancock Cash Investment Trust (c)	$36,425,716	$36,425,716

TOTAL SHORT TERM INVESTMENTS
(Cost $36,425,716)		$36,425,716

REPURCHASE AGREEMENTS - 2.91%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$6,632,388 on 09/04/2007,
collateralized by $5,550,000
Federal Home Loan Mortgage
Corp., 6.75% due 03/15/2031
(valued at $6,764,063, including
interest)	$6,629,000	$6,629,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,629,000)		$6,629,000

Total Investments (Small Cap Opportunities Fund)
(Cost $238,288,474) - 116.32%		$265,394,571
Liabilities in Excess of Other Assets - (16.32)%		(37,241,582)

TOTAL NET ASSETS - 100.00%		$228,152,989

The accompanying notes are an integral part of the financial statements.	322

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.89%

Aerospace - 0.70%
Curtiss-Wright Corp.	13,339	$608,258
Teledyne Technologies, Inc. *	1,513	75,514

		683,772
Agriculture - 0.02%
Fresh Del Monte Produce, Inc. *	755	19,879

Air Travel - 0.35%
Frontier Airlines Holdings, Inc. * (a)	6,954	41,237
Mesa Air Group, Inc. *	5,537	31,229
SkyWest, Inc.	10,751	270,173

		342,639
Apparel & Textiles - 3.06%
Deckers Outdoor Corp. *	5,882	554,026
Jos. A. Bank Clothiers, Inc. * (a)	8,012	241,562
Maidenform Brands, Inc. *	1,717	29,258
Mothers Work, Inc. *	7,678	157,015
Perry Ellis International, Inc. *	10,181	277,839
The Gymboree Corp. *	32,495	1,302,725
The Warnaco Group, Inc. *	12,556	438,204

		3,000,629
Auto Parts - 0.57%
Accuride Corp. *	24,761	321,150
Aftermarket Technology Corp. *	7,877	235,601

		556,751
Banking - 5.31%
BancFirst Corp.	3,639	164,083
Bank of Hawaii Corp.	20,887	1,073,801
BankUnited Financial Corp., Class A (a)	1,493	25,530
Banner Corp.	1,011	32,574
Charter Financial Corp.	897	41,181
City Bank, Lynnwood, WA	1,570	48,277
City National Corp.	9,882	705,476
Commerce Bancshares, Inc.	7,570	353,519
Corus Bankshares, Inc. (a)	17,812	237,968
East West Bancorp, Inc.	11,430	409,194
F.N.B. Corp. (a)	1,237	21,004
Financial Institutions, Inc.	3,348	65,420
First Citizens Bancshares, Inc.	938	166,260
First Regional Bancorp *	4,266	100,251
FirstFed Financial Corp. * (a)	7,030	353,258
Imperial Capital Bancorp, Inc.	2,998	103,731
Intervest Bancshares Corp.	1,045	26,794
Pacific Capital Bancorp (a)	12,892	325,136
Preferred Bank, Los Angeles, CA	2,771	113,999
Prosperity Bancshares, Inc.	5,968	201,539
SVB Financial Group *	7,695	382,903
Temecula Valley Bancorp, Inc. (a)	1,178	19,508
Trustmark Corp.	2,103	59,389
Vineyard National Bancorp Company (a)	7,224	132,705
WesBanco, Inc.	904	24,164

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
West Coast Bancorp	656	$17,988

		5,205,652
Biotechnology - 0.91%
Invitrogen Corp. *	11,502	896,006

Broadcasting - 0.69%
Sinclair Broadcast Group, Inc., Class A (a)	42,126	524,890
Westwood One, Inc.	53,208	153,771

		678,661
Building Materials & Construction - 4.07%
Apogee Enterprises, Inc.	1,834	46,162
Chicago Bridge & Iron Company N.V.	39,969	1,492,842
EMCOR Group, Inc. *	42,999	1,348,018
Perini Corp. *	19,473	1,102,172

		3,989,194
Business Services - 6.10%
Acxiom Corp.	34,670	849,415
CGI Group, Inc., Class A *	3,709	40,910
Coinstar, Inc. *	5,113	167,093
COMSYS IT Partners, Inc. *	10,951	208,179
Convergys Corp. *	15,334	256,845
Core-Mark Holding Company, Inc. *	4,581	154,563
Deluxe Corp.	27,640	1,050,873
Dun & Bradstreet Corp.	616	60,091
First Consulting Group, Inc. *	2,444	23,145
Heidrick & Struggles International, Inc. *	10,453	489,723
Kforce, Inc. *	169	2,572
PC Mall, Inc. * (a)	13,959	171,277
Pre-Paid Legal Services, Inc. * (a)	8,296	457,856
PRG-Schultz International, Inc. *	2,480	35,315
Sotheby's	23,187	1,003,533
Standard Parking Corp. *	2,955	103,011
Waste Industries USA, Inc.	592	19,210
Watson Wyatt Worldwide, Inc., Class A	18,803	889,570

		5,983,181
Cellular Communications - 0.41%
Rural Cellular Corp., Class A *	4,530	194,609
Syniverse Holdings, Inc. *	2,988	42,220
Tessco Technologies, Inc. *	11,050	168,623

		405,452
Chemicals - 2.57%
Celanese Corp., Series A	40,200	1,443,984
CF Industries Holdings, Inc.	3,828	242,427
ICO, Inc. *	1,167	13,397
Methanex Corp.	9,326	210,301
Pioneer Companies, Inc. *	11,645	407,692
Terra Industries, Inc. *	7,820	203,086

		2,520,887
Computers & Business Equipment - 1.33%
Blue Coat Systems, Inc. *	1,843	153,725
Immersion Corp. * (a)	48,328	724,437

The accompanying notes are an integral part of the financial statements.	323

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Tech Data Corp. *	3,157	$123,091
Western Digital Corp. *	12,405	289,781
Xyratex, Ltd. *	544	11,326

		1,302,360
Containers & Glass - 1.26%
Pactiv Corp. *	30,455	890,809
Silgan Holdings, Inc.	6,774	346,083

		1,236,892
Cosmetics & Toiletries - 0.10%
Helen of Troy, Ltd. *	4,300	97,395

Crude Petroleum & Natural Gas - 0.40%
MarkWest Hydrocarbon, Inc.	7,705	387,484

Domestic Oil - 0.79%
Frontier Oil Corp.	2,403	98,595
Holly Corp.	10,069	671,099

		769,694
Drugs & Health Care - 0.90%
Datascope Corp.	533	17,781
Molina Healthcare, Inc. *	1,291	43,959
Nutraceutical International Corp. *	10,812	162,612
West Pharmaceutical Services, Inc.	13,223	529,581
XenoPort, Inc. *	3,037	126,127

		880,060
Electrical Equipment - 2.72%
GrafTech International, Ltd. *	65,514	1,099,980
Greatbatch, Inc. *	3,861	115,830
Littelfuse, Inc. *	8,201	273,913
Methode Electronics, Inc.	31,632	456,766
Varian, Inc. *	11,991	719,700

		2,666,189
Electrical Utilities - 1.72%
Allete, Inc.	1,424	59,965
El Paso Electric Company *	47,579	1,061,963
Unisource Energy Corp.	19,214	569,119

		1,691,047
Electronics - 4.54%
Analogic Corp.	4,017	277,414
Belden, Inc.	27,173	1,320,879
Checkpoint Systems, Inc. *	14,647	407,919
Cubic Corp.	12,736	503,454
Dolby Laboratories, Inc., Class A *	11,097	404,264
LoJack Corp. *	8,690	165,458
Stoneridge, Inc. *	3,766	39,317
Teleflex, Inc.	17,133	1,332,433

		4,451,138
Energy - 2.04%
Energen Corp.	37,248	2,000,218

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services - 1.57%
Advanta Corp., Class B	1,506	$39,427
Calamos Asset Management, Inc. (a)	3,648	84,707
City Holding Company	4,862	179,797
Delta Financial Corp. (a)	7,900	42,897
Ocwen Financial Corp. *	34,996	328,262
SWS Group, Inc.	43,740	775,948
World Acceptance Corp. *	2,210	68,532
WSFS Financial Corp.	310	18,674

		1,538,244
Food & Beverages - 3.19%
Coca-Cola Bottling Company (a)	733	43,005
Corn Products International, Inc.	21,690	980,388
Imperial Sugar Company (a)	23,521	676,229
J.M. Smucker Company	2,910	160,079
Seaboard Corp. (a)	432	898,128
Spartan Stores, Inc.	14,432	367,150

		3,124,979
Furniture & Fixtures - 0.06%
American Woodmark Corp. (a)	2,021	60,974

Gas & Pipeline Utilities - 1.09%
AGL Resources, Inc.	3,188	126,596
Northwest Natural Gas Company	11,518	535,126
SEMCO Energy, Inc. *	29,827	226,984
UGI Corp.	7,188	183,653

		1,072,359
Gold - 0.06%
Rio Narcea Gold Mines, Ltd. *	11,398	58,814

Healthcare Products - 2.90%
CONMED Corp. *	18,535	538,442
Dade Behring Holdings, Inc.	14,454	1,091,422
Health Tronics, Inc. *	6,519	31,030
IDEXX Laboratories, Inc. *	451	50,399
Kinetic Concepts, Inc. *	18,821	1,131,330

		2,842,623
Healthcare Services - 4.34%
Alliance Imaging, Inc. *	6,156	54,234
American Dental Partners, Inc. *	10,023	240,051
AMERIGROUP Corp. *	6,839	216,591
Apria Healthcare Group, Inc. *	39,633	1,055,427
Healthspring, Inc. *	12,135	226,803
Magellan Health Services, Inc. *	4,843	196,626
Sierra Health Services, Inc. *	2,011	84,462
WellCare Health Plans, Inc. *	22,127	2,183,934

		4,258,128
Holdings Companies/Conglomerates - 0.11%
United Industrial Corp.	1,545	106,806

Homebuilders - 0.65%
AMREP Corp. * (a)	3,261	109,570
NVR, Inc. *	946	529,287

		638,857

The accompanying notes are an integral part of the financial statements.	324

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants - 2.08%
AFC Enterprises, Inc. *	20,324	$303,031
CBRL Group, Inc.	4,426	165,621
Choice Hotels International, Inc.	4,323	162,026
Interstate Hotels & Resorts, Inc. *	68,116	265,652
Jack in the Box, Inc. *	9,409	585,428
Papa John's International, Inc. *	18,502	469,211
Triarc Companies, Inc.	5,440	83,558

		2,034,527
Household Products - 0.65%
Blyth, Inc.	8,053	180,065
Tempur-Pedic International, Inc. (a)	1,453	41,992
Tupperware Brands Corp.	13,499	415,634

		637,691
Industrial Machinery - 1.14%
EnPro Industries, Inc. *	12,446	520,118
Intevac, Inc. *	26,823	438,288
Robbins & Myers, Inc.	1,406	76,177
The Manitowoc Company, Inc.	1,007	80,047

		1,114,630
Insurance - 5.10%
Allied World Assurance Holdings, Ltd.	2,868	137,721
American Financial Group, Inc.	22,891	645,526
American Safety Insurance Holdings, Ltd. *	3,041	60,181
Argo Group International Holdings, Ltd. *	2,206	89,971
Aspen Insurance Holdings, Ltd.	44,123	1,107,046
Endurance Specialty Holdings, Ltd.	29,562	1,178,637
FBL Financial Group, Inc., Class A	873	34,160
HCC Insurance Holdings, Inc.	15,765	435,272
James River Group, Inc.	921	30,669
NYMAGIC, Inc.	3,377	101,513
Odyssey Re Holdings Corp. (a)	17,982	651,308
Philadelphia Consolidated Holding Corp. *	1,995	79,840
Platinum Underwriters Holdings, Ltd.	1,219	42,275
Reinsurance Group of America, Inc.	6,774	367,896
RenaissanceRe Holdings, Ltd.	659	37,748

		4,999,763
Internet Content - 0.11%
TeleCommunication Systems, Inc. *	25,863	105,780

Internet Retail - 0.85%
Priceline.com, Inc. * (a)	9,999	829,717

Internet Software - 0.24%
Chordiant Software, Inc. *	15,575	232,690

Leisure Time - 0.95%
Lions Gate Entertainment Corp. *	26,161	248,529
Polaris Industries, Inc. (a)	2,803	133,843
Regal Entertainment Group, Class A (a)	24,281	547,294

		929,666
Manufacturing - 2.72%
GenTek, Inc. *	709	21,802
Lydall, Inc. *	2,102	21,987

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
Mettler-Toledo International, Inc. *	15,308	$1,443,697
Snap-on, Inc.	7,154	350,403
Sturm Ruger & Company, Inc. *	45,642	832,510

		2,670,399
Medical-Hospitals - 0.07%
Centene Corp. *	3,154	63,742

Metal & Metal Products - 0.28%
Crown Holdings, Inc. *	9,723	233,547
Mueller Industries, Inc.	1,166	40,390

		273,937
Mining - 0.30%
Hecla Mining Company *	26,440	198,300
Northgate Minerals Corp. * (a)	32,802	98,406

		296,706
Office Furnishings & Supplies - 0.41%
Knoll, Inc.	21,387	406,567

Paper - 1.80%
Buckeye Technologies, Inc. *	42,745	665,540
Rock-Tenn Company, Class A	37,840	1,096,981

		1,762,521
Petroleum Services - 3.36%
Delek US Holdings, Inc.	2,738	75,076
Grey Wolf, Inc. *	164,873	1,094,757
GulfMark Offshore, Inc. *	7,207	330,441
Tesoro Petroleum Corp.	17,458	861,203
Trico Marine Services, Inc. * (a)	28,513	936,937

		3,298,414
Pharmaceuticals - 2.24%
Axcan Pharma, Inc. *	2,902	55,370
King Pharmaceuticals, Inc. *	57,829	869,170
OSI Pharmaceuticals, Inc. *	26,470	902,892
POZEN, Inc. * (a)	9,565	95,554
ViroPharma, Inc. * (a)	21,387	211,945
Watson Pharmaceuticals, Inc. *	1,991	59,372

		2,194,303
Photography - 0.42%
CPI Corp.	9,216	412,508

Plastics - 0.07%
AEP Industries, Inc. *	1,924	71,226

Publishing - 0.30%
American Greetings Corp., Class A	11,207	277,261
Multi-Color Corp.	483	17,944

		295,205
Railroads & Equipment - 0.41%
Kansas City Southern *	13,072	397,258

Real Estate - 4.00%
Agree Realty Corp., REIT	593	18,086
Avatar Holdings, Inc. * (a)	4,439	269,802
Capital Trust, Inc., Class A, REIT (a)	9,066	314,228

The accompanying notes are an integral part of the financial statements.	325

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Equity Lifestyle Properties, Inc., REIT	17,920	$872,704
Gramercy Captial Corp., REIT (a)	34,638	871,146
Jones Lang LaSalle, Inc.	1,897	211,857
Taubman Centers, Inc., REIT	26,540	1,368,933

		3,926,756
Retail Grocery - 0.13%
Nash Finch Company (a)	3,267	122,545

Retail Trade - 4.90%
Big Lots, Inc. *	34,014	1,012,597
Dollar Tree Stores, Inc. *	11,825	513,796
FTD Group, Inc.	4,815	85,563
Jo-Ann Stores, Inc. *	32,246	725,535
NBTY, Inc. *	23,634	867,368
Regis Corp.	1,297	42,814
Systemax, Inc. * (a)	10,640	197,904
The Dress Barn, Inc. *	43,138	754,915
The Men's Wearhouse, Inc.	11,989	607,602

		4,808,094
Sanitary Services - 0.35%
Darling International, Inc. *	27,480	232,206
Stericycle, Inc. *	2,160	107,784

		339,990
Semiconductors - 3.32%
Advanced Energy Industries, Inc. *	10,196	165,481
Amkor Technology, Inc. *	32,128	370,115
ASM International N.V. (a)	7,173	195,536
Asyst Technologies, Inc. *	6,884	40,409
Emulex Corp. *	29,699	580,318
MKS Instruments, Inc. *	10,862	239,399
Novellus Systems, Inc. *	8,457	231,468
ON Semiconductor Corp. *	121,897	1,428,633

		3,251,359
Software - 2.39%
American Software, Inc., Class A	1,899	21,478
Magma Design Automation, Inc. *	4,778	65,650
Moldflow Corp. *	1,139	18,816
Omnicell, Inc. *	19,963	481,907
Open Text Corp. * (a)	2,565	63,791
SPSS, Inc. *	16,640	678,080
Sybase, Inc. *	44,013	1,014,500

		2,344,222
Steel - 1.13%
AK Steel Holding Corp. *	10,806	432,240
Ryerson, Inc.	20,270	675,802

		1,108,042
Telecommunications Equipment &
Services - 2.88%
C-COR, Inc. *	11,959	137,648
CommScope, Inc. *	21,617	1,223,522
Comtech Telecommunications Corp. *	10,362	441,007

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
CT Communications, Inc.	1,513	$47,660
InterDigital, Inc. *	29,357	678,440
Premiere Global Services, Inc. *	22,952	300,212

		2,828,489
Telephone - 0.38%
CenturyTel, Inc.	4,282	205,450
Cincinnati Bell, Inc. *	34,557	168,638

		374,088
Tobacco - 0.15%
Loews Corp. - Carolina Group	1,952	148,586

Toys, Amusements & Sporting Goods - 0.32%
Jakks Pacific, Inc. *	14,076	316,288

Transportation - 0.53%
Bristow Group, Inc. *	3,937	170,669
Kirby Corp. *	9,223	353,056

		523,725
Trucking & Freight - 1.38%
Arkansas Best Corp.	4,212	151,211
Forward Air Corp.	5,030	176,251
Heartland Express, Inc. (a)	9,256	144,116
Hub Group, Inc., Class A *	5,073	169,286
Knight Transportation, Inc. (a)	9,475	174,246
Landstar Systems, Inc.	9,624	413,928
Old Dominion Freight Lines, Inc. *	4,469	128,707

		1,357,745

TOTAL COMMON STOCKS (Cost $92,187,860)		$97,944,143

SHORT TERM INVESTMENTS - 9.57%
John Hancock Cash Investment Trust (c)	$9,381,598	$9,381,598

TOTAL SHORT TERM INVESTMENTS
(Cost $9,381,598)		$9,381,598

REPURCHASE AGREEMENTS - 0.34%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$328,168 on 09/04/2007,
collateralized by $330,000 Federal
National Mortgage Association,
5.30% due 04/16/2010 (valued at
$337,013, including interest)	$328,000	$328,000

TOTAL REPURCHASE AGREEMENTS
(Cost $328,000)		$328,000

Total Investments (Small Company Fund)
(Cost $101,897,458) - 109.80%		$107,653,741
Liabilities in Excess of Other Assets - (9.80)%		(9,604,455)

TOTAL NET ASSETS - 100.00%		$98,049,286

The accompanying notes are an integral part of the financial statements.	326

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.48%

Advertising - 1.74%
inVentiv Health, Inc. *	48,900	$1,939,374
ValueClick, Inc. *	83,679	1,676,927

		3,616,301
Aerospace - 1.02%
TransDigm Group, Inc. *	52,117	2,118,556

Apparel & Textiles - 1.43%
Interface, Inc., Class A	82,068	1,480,507
The Warnaco Group, Inc. *	43,231	1,508,762

		2,989,269
Auto Parts - 0.94%
Tenneco, Inc. *	61,428	1,950,339

Banking - 3.11%
East West Bancorp, Inc.	18,379	657,968
Greenhill & Company, Inc. (a)	28,607	1,656,345
SVB Financial Group *	38,367	1,909,142
Texas Capital Bancshares, Inc. *	53,235	1,161,588
UCBH Holdings, Inc.	65,901	1,095,275

		6,480,318
Biotechnology - 2.05%
Human Genome Sciences, Inc. * (a)	84,422	777,526
Integra LifeSciences Holdings Corp. * (a)	4,054	196,903
MGI Pharma, Inc. *	40,700	959,299
Myriad Genetics, Inc. * (a)	53,355	2,345,486

		4,279,214
Building Materials & Construction - 0.77%
Eagle Materials, Inc.	42,331	1,606,885

Business Services - 5.68%
CoStar Group, Inc. *	38,459	2,116,399
Euronet Worldwide, Inc. * (a)	60,847	1,647,737
Global Payments, Inc.	25,141	992,567
Informatica Corp. *	151,324	2,112,483
Jackson Hewitt Tax Service, Inc.	15,999	461,891
Korn/Ferry International *	91,152	2,024,486
MPS Group, Inc. *	41,685	573,585
Tetra Tech, Inc. *	97,194	1,905,002

		11,834,150
Cellular Communications - 1.19%
Dobson Communications Corp., Class A *	196,122	2,477,021

Commercial Services - 1.72%
Chemed Corp.	34,316	2,128,964
Live Nation, Inc. *	69,941	1,447,779

		3,576,743
Computers & Business Equipment - 2.22%
Cogent, Inc. * (a)	109,911	1,577,223
Micros Systems, Inc. *	38,784	2,340,227
NETGEAR, Inc. *	25,069	703,436

		4,620,886
Construction & Mining Equipment - 1.19%
Bucyrus International, Inc., Class A	39,755	2,484,290

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Glass - 0.75%
Greif, Inc., Class A	26,828	$1,561,926

Crude Petroleum & Natural Gas - 2.67%
Arena Resources, Inc. *	3,354	205,801
Bill Barrett Corp. * (a)	50,974	1,796,324
Carrizo Oil & Gas, Inc. *	6,262	245,909
Unit Corp. *	39,607	1,943,119
Whiting Petroleum Corp. *	37,016	1,375,515

		5,566,668
Drugs & Health Care - 2.31%
BioMarin Pharmaceutical, Inc. *	67,334	1,446,334
Mentor Corp. (a)	35,365	1,576,926
Parexel International Corp. *	41,484	1,784,227

		4,807,487
Educational Services - 1.50%
DeVry, Inc.	46,491	1,605,334
Strayer Education, Inc.	9,585	1,529,575

		3,134,909
Electrical Equipment - 1.78%
Varian, Inc. *	39,115	2,347,682
Wesco International, Inc. *	28,511	1,356,839

		3,704,521
Electrical Utilities - 1.58%
ITC Holdings Corp.	28,124	1,250,955
Pike Electric Corp. *	108,461	2,049,913

		3,300,868
Electronics - 2.22%
SiRF Technology Holdings, Inc. * (a)	48,329	814,827
Thomas & Betts Corp. *	29,398	1,628,355
Trimble Navigation, Ltd. *	62,088	2,192,327

		4,635,509
Financial Services - 1.95%
Affiliated Managers Group, Inc. * (a)	19,335	2,189,689
National Financial Partners Corp. (a)	38,254	1,870,238

		4,059,927
Food & Beverages - 1.78%
Performance Food Group Company *	61,021	1,735,437
Ralcorp Holdings, Inc. *	31,900	1,971,101

		3,706,538
Healthcare Products - 4.20%
Accuray, Inc. * (a)	5,681	78,568
American Medical Systems Holdings, Inc. * (a)	89,306	1,643,231
Gen-Probe, Inc. *	25,311	1,620,410
Kyphon, Inc. *	23,457	1,568,570
Nuvasive, Inc. *	32,342	1,031,710
The Medicines Company *	65,280	1,090,176
Wright Medical Group, Inc. *	65,233	1,708,452

		8,741,117
Healthcare Services - 2.07%
Magellan Health Services, Inc. *	36,462	1,480,357

The accompanying notes are an integral part of the financial statements.	327

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
Palomar Medical Technologies, Inc. *	18,024	$567,756
Pediatrix Medical Group, Inc. *	27,728	1,653,975
The Advisory Board Company *	10,522	605,331

		4,307,419
Holdings Companies/Conglomerates - 0.58%
United Industrial Corp. (a)	17,449	1,206,249

Hotels & Restaurants - 2.07%
Choice Hotels International, Inc.	38,700	1,450,476
Jack in the Box, Inc. *	21,579	1,342,645
P.F. Chang's China Bistro, Inc. * (a)	44,890	1,514,140

		4,307,261
Household Products - 1.49%
Church & Dwight, Inc.	48,607	2,183,913
Tempur-Pedic International, Inc. (a)	32,228	931,389

		3,115,302
Industrial Machinery - 2.46%
Actuant Corp., Class A	15,841	966,143
FMC Technologies, Inc. *	22,237	2,105,844
Regal-Beloit Corp.	40,563	2,048,837

		5,120,824
Insurance - 1.64%
HCC Insurance Holdings, Inc.	21,272	587,320
ProAssurance Corp. *	29,486	1,550,374
Security Capital Assurance, Ltd.	62,840	1,277,537

		3,415,231
Internet Retail - 0.28%
Shutterfly, Inc. * (a)	20,531	574,047

Internet Software - 1.93%
DealerTrack Holdings, Inc. *	46,560	1,778,592
F5 Networks, Inc. *	64,052	2,239,898

		4,018,490
Leisure Time - 0.51%
National Cinemedia, Inc.	43,365	1,068,080

Manufacturing - 3.87%
Acuity Brands, Inc.	16,990	892,655
Ceradyne, Inc. *	29,882	2,159,871
Coherent, Inc. *	56,350	1,695,571
General Cable Corp. *	30,343	1,765,356
Input/Output, Inc. * (a)	108,617	1,541,275

		8,054,728
Medical-Hospitals - 1.91%
Cepheid, Inc. *	41,568	776,490
Lifepoint Hospitals, Inc. *	45,750	1,285,575
VCA Antech, Inc. *	46,707	1,909,849

		3,971,914
Metal & Metal Products - 0.72%
Dynamic Materials Corp. (a)	34,823	1,497,041

Petroleum Services - 1.70%
Core Laboratories N.V. *	16,189	1,814,787

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Petroleum Services (continued)
Dril-Quip, Inc. *	36,569	$1,720,937

		3,535,724
Pharmaceuticals - 2.94%
AMAG Pharmaceuticals, Inc. * (a)	12,591	688,098
Medicis Pharmaceutical Corp., Class A (a)	43,986	1,343,332
Santarus, Inc. * (a)	75,057	186,141
Sciele Pharma, Inc. * (a)	79,346	1,831,306
United Therapeutics Corp. * (a)	30,297	2,075,042

		6,123,919
Railroads & Equipment - 0.75%
Wabtec Corp.	41,967	1,572,503

Real Estate - 0.76%
BioMed Realty Trust, Inc., REIT	64,733	1,578,191

Retail Trade - 4.00%
Dick's Sporting Goods, Inc. *	17,696	1,148,470
DSW, Inc., Class A * (a)	46,504	1,416,047
Hot Topic, Inc. *	150,362	1,258,530
Longs Drug Stores Corp.	41,635	2,195,414
Zumiez, Inc. * (a)	47,787	2,319,103

		8,337,564
Semiconductors - 7.75%
Cirrus Logic, Inc. *	226,695	1,543,793
Diodes, Inc. *	56,830	1,722,518
Emulex Corp. *	79,389	1,551,261
FormFactor, Inc. *	36,509	1,656,048
Microsemi Corp. * (a)	63,278	1,604,730
Power Integrations, Inc. *	68,684	1,922,465
Silicon Laboratories, Inc. * (a)	52,460	1,936,823
Tessera Technologies, Inc. *	50,784	1,860,218
Varian Semiconductor Equipment
Associates, Inc. *	42,229	2,349,199

		16,147,055
Software - 7.61%
Ansoft Corp. *	11,656	348,398
ANSYS, Inc. *	80,485	2,666,468
Blackboard, Inc. * (a)	61,040	2,549,641
Eclipsys Corp. *	95,191	2,197,960
JDA Software Group, Inc. *	76,024	1,577,498
Lawson Software, Inc. * (a)	179,349	1,759,414
Manhattan Associates, Inc. *	43,828	1,265,753
Omniture, Inc. * (a)	24,847	616,454
Orbotech, Ltd. *	42,939	929,629
THQ, Inc. *	67,333	1,938,517

		15,849,732
Steel - 1.83%
Carpenter Technology Corp.	19,433	2,270,552
Texas Industries, Inc.	20,826	1,535,292

		3,805,844

The accompanying notes are an integral part of the financial statements.	328

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 4.03%
C-COR, Inc. *	104,990	$1,208,435
NeuStar, Inc., Class A *	59,007	1,865,801
NICE Systems, Ltd., ADR *	61,349	2,170,528
Polycom, Inc. *	26,092	790,848
SBA Communications Corp. *	72,575	2,363,768

		8,399,380
Toys, Amusements & Sporting Goods - 0.65%
Marvel Entertainment, Inc. * (a)	60,034	1,356,768

Transportation - 0.71%
American Commercial Lines, Inc. * (a)	57,547	1,486,439

Trucking & Freight - 2.42%
Forward Air Corp. (a)	50,236	1,760,270
Hub Group, Inc., Class A *	55,317	1,845,928
Knight Transportation, Inc. (a)	77,797	1,430,687

		5,036,885

TOTAL COMMON STOCKS (Cost $190,754,418)		$205,140,032

SHORT TERM INVESTMENTS - 21.64%
John Hancock Cash Investment Trust (c)	$45,078,798	$45,078,798

TOTAL SHORT TERM INVESTMENTS
(Cost $45,078,798)		$45,078,798

REPURCHASE AGREEMENTS - 1.65%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.85% to be repurchased at
$3,451,859 on 09/04/2007,
collateralized by $3,620,000
Federal Home Loan Mortgage
Corp., 5.625% due 11/23/2035
(valued at $3,519,465, including
interest)	$3,450,000	$3,450,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,450,000)		$3,450,000

Total Investments (Small Company Growth Fund)
(Cost $239,283,216) - 121.77%		$253,668,830
Liabilities in Excess of Other Assets - (21.77)%		(45,354,733)

TOTAL NET ASSETS - 100.00%		$208,314,097

Small Company Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.21%

Aerospace - 1.80%
EDO Corp. (a)	57,800	$2,487,712
Woodward Governor Company	99,900	5,867,127

		8,354,839

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Travel - 0.53%
Airtran Holdings, Inc. * (a)	235,000	$2,469,850

Apparel & Textiles - 1.07%
Culp, Inc. *	87,100	888,420
G & K Services, Class A	97,200	4,048,380

		4,936,800
Auto Parts - 0.25%
Accuride Corp. *	88,900	1,153,033

Auto Services - 0.78%
Dollar Thrifty Automotive Group, Inc. *	122,900	3,623,092

Banking - 6.28%
Boston Private Financial Holdings, Inc. (a)	84,500	2,294,175
East West Bancorp, Inc.	166,000	5,942,800
First Republic Bank	136,000	7,418,800
Glacier Bancorp, Inc.	128,700	2,826,252
Home Bancshares, Inc. (a)	78,300	1,706,157
SVB Financial Group *	130,000	6,468,800
Wintrust Financial Corp. (a)	55,700	2,402,898

		29,059,882
Biotechnology - 1.64%
Exelixis, Inc. *	163,700	1,841,625
Myriad Genetics, Inc. * (a)	131,100	5,763,156

		7,604,781
Broadcasting - 0.23%
Saga Communications, Inc., Class A *	150,600	1,084,320

Building Materials & Construction - 0.49%
Beacon Roofing Supply, Inc. *	192,700	2,244,955

Business Services - 6.45%
Compass Diversified Trust	116,200	1,637,258
Electro Rent Corp. *	183,600	2,667,708
FTI Consulting, Inc. *	140,900	7,400,068
McGrath Rentcorp	174,300	5,582,829
MPS Group, Inc. *	332,000	4,568,320
Navigant Consulting Company * (a)	129,000	2,276,850
StarTek, Inc.	118,900	1,228,237
Wind River Systems, Inc. *	352,100	3,714,655
Wireless Facilities, Inc. * (a)	305,700	776,478

		29,852,403
Chemicals - 3.81%
Airgas, Inc.	126,000	5,823,720
American Vanguard Corp.	146,400	2,292,624
Arch Chemicals, Inc.	116,500	5,046,780
Innospec, Inc.	179,800	4,466,232

		17,629,356
Commercial Services - 1.14%
Live Nation, Inc. *	53,200	1,101,240
Pool Corp. (a)	128,600	4,198,790

		5,300,030
Computers & Business Equipment - 1.47%
Ixia *	234,600	2,134,860

The accompanying notes are an integral part of the financial statements.	329

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Palm, Inc. * (a)	166,200	$2,494,662
Xyratex, Ltd. *	105,600	2,198,592

		6,828,114
Construction & Mining Equipment - 0.53%
Carbo Ceramics, Inc. (a)	52,500	2,457,000

Construction Materials - 2.74%
Ameron International Corp.	52,800	5,042,400
Florida Rock Industries, Inc.	78,537	4,909,348
Universal Forest Products, Inc.	73,300	2,733,357

		12,685,105
Crude Petroleum & Natural Gas - 3.56%
Forest Oil Corp. * (a)	117,100	4,525,915
Penn Virginia Corp.	205,500	8,201,505
Whiting Petroleum Corp. *	101,500	3,771,740

		16,499,160
Domestic Oil - 0.60%
Mariner Energy, Inc. *	99,800	2,092,806
Union Drilling, Inc. *	48,500	698,400

		2,791,206
Drugs & Health Care - 1.80%
Arrow International, Inc.	50,600	2,283,578
Landauer, Inc.	43,400	2,199,946
West Pharmaceutical Services, Inc.	95,800	3,836,790

		8,320,314
Electrical Equipment - 1.85%
C & D Technologies, Inc. * (a)	129,000	546,960
Genlyte Group, Inc. *	59,900	4,346,943
Littelfuse, Inc. *	89,900	3,002,660
Methode Electronics, Inc.	45,900	662,796

		8,559,359
Electrical Utilities - 2.57%
Black Hills Corp.	102,500	4,221,975
Cleco Corp.	146,600	3,377,664
El Paso Electric Company *	139,500	3,113,640
Empire District Electric Company (a)	52,600	1,206,118

		11,919,397
Electronics - 2.53%
Analogic Corp.	28,100	1,940,586
Belden, Inc.	125,500	6,100,555
Franklin Electric, Inc. (a)	47,500	1,960,800
Newport Corp. *	123,400	1,704,154

		11,706,095
Energy - 0.25%
GeoMet, Inc. * (a)	87,000	513,300
Verenium Corp. * (a)	114,400	629,200

		1,142,500
Financial Services - 0.17%
JMP Group Inc *	88,800	799,200

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages - 0.28%
Winn-Dixie Stores, Inc. *	63,000	$1,318,590

Forest Products - 0.89%
Deltic Timber Corp.	72,000	4,118,400

Furniture & Fixtures - 0.43%
Stanley Furniture Company, Inc. (a)	116,700	2,011,908

Gas & Pipeline Utilities - 1.02%
Southwest Gas Corp.	95,800	2,779,158
Vectren Corp.	70,500	1,924,650

		4,703,808
Gold - 0.57%
Meridian Gold, Inc. *	94,500	2,624,265

Healthcare Products - 1.48%
Owens & Minor, Inc.	172,000	6,862,800

Healthcare Services - 0.56%
National Healthcare Corp.	49,000	2,576,910

Homebuilders - 0.60%
M/I Homes, Inc. (a)	92,700	1,689,921
Meritage Homes Corp. * (a)	61,100	1,107,132

		2,797,053
Hotels & Restaurants - 1.50%
RARE Hospitality International, Inc. *	137,100	5,178,267
Ruby Tuesday, Inc. (a)	80,100	1,774,215

		6,952,482
Household Appliances - 0.50%
Drew Industries, Inc. *	58,800	2,309,076

Industrial Machinery - 1.79%
Circor International, Inc.	56,600	2,393,614
IDEX Corp.	152,625	5,871,484

		8,265,098
Insurance - 4.66%
Employers Holdings, Inc.	21,600	404,568
James River Group, Inc.	3,800	126,540
Markel Corp. *	7,800	3,710,148
Max Re Capital, Ltd.	136,000	3,734,560
Midland Company	85,200	4,666,404
National Interstate Corp.	43,500	1,425,930
ProAssurance Corp. *	142,700	7,503,166

		21,571,316
Investment Companies - 2.21%
Ares Cap Corp. (a)	177,000	2,906,340
First Financial Fund, Inc. *	207,000	2,637,180
Hercules Technology Growth Capital, Inc.	165,399	1,938,476
Kohlberg Capital Corp.	181,000	2,767,490

		10,249,486
Life Sciences - 0.26%
Symyx Technologies, Inc. *	135,900	1,216,305

Manufacturing - 2.48%
AptarGroup, Inc.	164,600	5,979,918

The accompanying notes are an integral part of the financial statements.	330

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
Nordson Corp.	109,600	$5,503,016

		11,482,934
Metal & Metal Products - 3.29%
Gibraltar Industries, Inc.	153,000	3,056,940
Matthews International Corp., Class A	148,200	6,393,348
Metal Management, Inc.	123,600	5,798,076

		15,248,364
Mobile Homes - 1.09%
Skyline Corp.	53,600	1,604,248
Winnebago Industries, Inc. (a)	128,400	3,424,428

		5,028,676
Mutual Funds - 0.49%
iShares Russell 2000 Value Index Fund (a)	29,788	2,284,144

Newspapers - 0.09%
Journal Register Company (a)	139,000	437,850

Paper - 1.50%
Chesapeake Corp.	41,700	408,660
Potlatch Corp.	100,400	4,522,016
Wausau-Mosinee Paper Corp.	178,000	1,998,940

		6,929,616
Petroleum Services - 3.49%
Atwood Oceanics, Inc. *	54,000	4,103,460
Hercules Offshore, Inc. * (a)	96,092	2,444,580
TETRA Technologies, Inc. *	265,000	5,297,350
W-H Energy Services, Inc. *	67,800	4,309,368

		16,154,758
Pharmaceuticals - 0.79%
Pharmion Corp. *	88,800	3,641,688

Publishing - 0.06%
Courier Corp.	7,700	276,738

Railroads & Equipment - 0.95%
Genesee & Wyoming, Inc., Class A *	161,200	4,413,656

Real Estate - 5.05%
First Potomac Realty Trust, REIT	129,900	2,752,581
Kilroy Realty Corp., REIT	107,400	6,565,362
LaSalle Hotel Properties, REIT	110,000	4,580,400
Parkway Properties, Inc., REIT	60,700	2,809,196
Strategic Hotel Cap, Inc., REIT (a)	171,500	3,527,755
Washington Real Estate Investment Trust,
REIT (a)	96,600	3,163,650

		23,398,944
Retail Grocery - 0.58%
Nash Finch Company (a)	71,300	2,674,463

Retail Trade - 4.64%
Aaron Rents, Inc., Class A	5,350	125,725
Aaron Rents, Inc., Class B	289,400	7,405,746
Building Materials Holding Corp. (a)	141,000	2,086,800
Casey's General Stores, Inc.	101,200	2,870,032
CSS Industries, Inc.	83,600	3,215,256

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Fred's, Inc., Class A	128,400	$1,335,360
Haverty Furniture Companies, Inc.	189,300	2,029,296
Stein Mart, Inc.	274,000	2,405,720

		21,473,935
Sanitary Services - 1.92%
Casella Waste Systems, Inc., Class A *	184,600	2,061,982
Insituform Technologies, Inc., Class A * (a)	189,500	3,124,855
Waste Connections, Inc. *	121,800	3,705,156

		8,891,993
Semiconductors - 2.36%
Advanced Energy Industries, Inc. *	133,700	2,169,950
ATMI, Inc. *	68,700	2,071,992
Brooks Automation, Inc. *	206,404	2,920,617
Exar Corp. *	86,800	1,157,912
GSI Group, Inc. *	265,500	2,588,625

		10,909,096
Software - 2.76%
Progress Software Corp. *	157,400	4,803,848
SPSS, Inc. *	117,900	4,804,425
Websense, Inc. *	153,900	3,165,723

		12,773,996
Steel - 1.28%
Carpenter Technology Corp.	50,600	5,912,104

Telecommunications Equipment &
Services - 0.80%
Premiere Global Services, Inc. *	283,500	3,708,180

Tires & Rubber - 0.67%
Myers Indiana, Inc.	145,100	3,090,630

Tobacco - 0.31%
Alliance One International, Inc. *	185,400	1,427,580

Transportation - 2.36%
Kirby Corp. *	173,900	6,656,892
UTI Worldwide, Inc.	192,500	4,283,125

		10,940,017
Trucking & Freight - 1.96%
Landstar Systems, Inc.	211,100	9,079,411

TOTAL COMMON STOCKS (Cost $397,878,746)		$454,777,061

SHORT TERM INVESTMENTS - 15.19%
John Hancock Cash Investment Trust (c)	$63,685,485	$63,685,485
T. Rowe Price Reserve Investment Fund (c)	6,628,264	6,628,264

TOTAL SHORT TERM INVESTMENTS
(Cost $70,313,749)		$70,313,749

The accompanying notes are an integral part of the financial statements.	331

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.43%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$1,991,017 on 09/04/2007,
collateralized by $2,055,000
Federal National Mortgage
Association, 5.49% due
01/11/2023 (valued at $2,034,450,
including interest)	$1,990,000	$1,990,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,990,000)		$1,990,000

Total Investments (Small Company Value Fund)
(Cost $470,182,495) - 113.83%		$527,080,810
Liabilities in Excess of Other Assets - (13.83)%		(64,026,962)

TOTAL NET ASSETS - 100.00%		$463,053,848

Special Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.51%

Air Travel - 1.30%
Airtran Holdings, Inc. * (a)	5,700	$59,907

Apparel & Textiles - 2.21%
Stage Stores, Inc.	5,900	102,247

Auto Parts - 3.84%
O'Reilly Automotive, Inc. *	5,000	177,700

Banking - 6.02%
First Midwest BanCorp, Inc.	1,200	41,148
International Bancshares Corp.	2,300	52,946
MB Financial, Inc.	1,200	42,252
NewAlliance Bancshares, Inc. (a)	2,900	43,239
Webster Financial Corp.	1,300	55,198
Westamerica Bancorp (a)	900	43,695

		278,478
Biotechnology - 1.70%
Charles River Laboratories International, Inc. *	1,500	78,720

Business Services - 1.57%
MAXIMUS, Inc.	1,700	72,726

Computers & Business Equipment - 3.03%
Diebold, Inc.	700	30,709
Electronics for Imaging, Inc. *	1,800	46,944
Xyratex, Ltd. *	3,000	62,460

		140,113
Construction Materials - 1.14%
Simpson Manufacturing Company, Inc.	1,600	52,800

Containers & Glass - 1.10%
Bemis Company, Inc.	1,700	50,779

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas - 2.02%
Plains Exploration & Production Company *	1,600	$60,048
Whiting Petroleum Corp. *	900	33,444

		93,492
Domestic Oil - 1.52%
St. Mary Land & Exploration Company	2,100	70,035

Electrical Equipment - 0.78%
Varian, Inc. *	600	36,012

Electrical Utilities - 2.82%
PNM Resources, Inc.	2,900	67,048
Westar Energy, Inc.	2,600	63,154

		130,202
Electronics - 3.04%
Belden, Inc.	1,500	72,915
Nam Tai Electronics, Inc.	5,000	67,700

		140,615
Energy - 0.74%
New Jersey Resources Corp.	702	34,384

Financial Services - 6.22%
Asset Acceptance Capital Corp. (a)	4,400	49,764
Credit Acceptance Corp. *	2,000	44,420
Delphi Financial Group, Inc.	1,600	64,480
Financial Federal Corp.	2,515	76,733
GATX Corp.	1,200	52,320

		287,717
Food & Beverages - 3.14%
Hormel Foods Corp.	2,600	92,638
Lance, Inc.	2,100	52,311

		144,949
Forest Products - 0.87%
Deltic Timber Corp.	700	40,040

Gas & Pipeline Utilities - 2.27%
UGI Corp.	2,300	58,765
WGL Holdings, Inc.	1,400	46,046

		104,811
Healthcare Products - 3.09%
DENTSPLY International, Inc.	900	35,442
Herbalife, Ltd.	1,400	59,430
Orthofix International NV *	1,000	47,840

		142,712
Homebuilders - 0.24%
Standard Pacific Corp. (a)	1,100	11,033

Hotels & Restaurants - 2.40%
RARE Hospitality International, Inc. *	1,900	71,763
Sonic Corp. *	1,800	39,276

		111,039
Household Products - 0.63%
Tempur-Pedic International, Inc. (a)	1,000	28,900

The accompanying notes are an integral part of the financial statements.	332

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 3.40%
Albany International Corp., Class A	983	$38,278
Flowserve Corp.	700	49,987
Graco, Inc.	1,700	68,697

		156,962
Insurance - 6.47%
Assured Guaranty, Ltd.	2,100	54,747
IPC Holdings, Ltd.	900	22,878
Platinum Underwriters Holdings, Ltd.	1,700	58,956
Reinsurance Group of America, Inc.	2,000	108,620
Universal American Financial Corp. *	2,600	53,976

		299,177
Investment Companies - 1.56%
Ares Cap Corp.	4,400	72,248

Manufacturing - 7.04%
Acuity Brands, Inc.	1,000	52,540
AptarGroup, Inc.	1,054	38,292
Carlisle Companies, Inc.	4,100	201,843
ESCO Technologies, Inc. *	1,000	32,870

		325,545
Medical-Hospitals - 3.18%
AmSurg Corp. *	3,400	80,206
Centene Corp. *	3,300	66,693

		146,899
Metal & Metal Products - 4.40%
Matthews International Corp., Class A	2,200	94,908
Mueller Industries, Inc.	3,127	108,319

		203,227
Mining - 0.66%
Compass Minerals International, Inc.	900	30,663

Office Furnishings & Supplies - 2.68%
Acco Brands Corp. *	3,200	72,545
United Stationers, Inc. *	871	51,406

		123,951
Publishing - 0.57%
Valassis Communications, Inc. *	2,900	26,448

Railroads & Equipment - 1.13%
Genesee & Wyoming, Inc., Class A *	1,900	52,022

Real Estate - 7.28%
Cousins Properties, Inc., REIT	1,247	34,255
Maguire Properties, Inc., REIT	1,900	49,419
PS Business Parks, Inc., REIT	400	22,600
RAIT Investment Trust, REIT (a)	4,700	41,595
Realty Income Corp., REIT (a)	3,000	81,000
U-Store-It Trust, REIT	4,300	58,308
Ventas, Inc., REIT	1,300	49,504

		336,681
Retail Trade - 6.17%
Casey's General Stores, Inc.	3,500	99,260
Cato Corp., Class A	3,398	74,994

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Hibbett Sports, Inc. *	4,100	$102,254
Talbots, Inc. (a)	400	8,512

		285,020
Tobacco - 1.28%
Universal Corp.	1,200	58,956

TOTAL COMMON STOCKS (Cost $4,796,121)		$4,507,210

SHORT TERM INVESTMENTS - 7.01%
John Hancock Cash Investment Trust (c)	$323,920	$323,920

TOTAL SHORT TERM INVESTMENTS
(Cost $323,920)		$323,920

REPURCHASE AGREEMENTS - 3.65%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$169,086 on 09/04/2007,
collateralized by $170,000 Federal
Home Loan Bank, 5.5% due
07/15/2036 (valued at $174,888,
including interest)	$169,000	$169,000

TOTAL REPURCHASE AGREEMENTS
(Cost $169,000)		$169,000

Total Investments (Special Value Fund)
(Cost $5,289,041) - 108.17%		$5,000,130
Liabilities in Excess of Other Assets - (8.17)%		(377,664)

TOTAL NET ASSETS - 100.00%		$4,622,466

Spectrum Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 16.37%
Aerospace - 0.13%
Raytheon Company	21,000	$1,288,140

Agriculture - 0.05%
Archer-Daniels-Midland Company	13,100	441,470

Air Travel - 0.05%
Southwest Airlines Company	34,000	513,740

Aluminum - 0.10%
Alcoa, Inc.	27,800	1,015,534

Auto Parts - 0.10%
Genuine Parts Company	19,300	958,824

Automobiles - 0.04%
Ford Motor Company *	55,700	435,017

Banking - 0.61%
Citizens Banking Corp.	300	5,289
Fifth Third Bancorp	42,200	1,506,118
National City Corp.	22,700	610,857

The accompanying notes are an integral part of the financial statements.	333

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Royal Bank of Scotland Group PLC	53,567	$622,580
SunTrust Banks, Inc.	15,500	1,220,625
US Bancorp	61,480	1,988,878

		5,954,347
Biotechnology - 0.14%
Amgen, Inc. *	27,400	1,373,014

Broadcasting - 0.14%
CBS Corp., Class B	38,850	1,224,164
XM Satellite Radio Holdings, Inc., Class A *	10,550	131,558

		1,355,722
Building Materials & Construction - 0.13%
Masco Corp.	49,400	1,285,388

Business Services - 0.20%
Computer Sciences Corp. *	14,200	794,490
H & R Block, Inc.	57,300	1,136,832

		1,931,322
Cable & Television - 0.29%
Time Warner, Inc.	101,000	1,916,980
Viacom, Inc., Class B *	22,650	893,769

		2,810,749
Cellular Communications - 0.21%
ALLTEL Corp.	13,200	901,032
Crown Castle International Corp. *	8,725	320,731
Motorola, Inc.	48,800	827,160

		2,048,923
Chemicals - 0.15%
E.I. Du Pont de Nemours & Company	30,690	1,496,137

Computers & Business Equipment - 0.16%
Dell, Inc. *	56,200	1,587,650

Construction Materials - 0.18%
USG Corp. * (a)	18,000	695,160
Vulcan Materials Company	11,900	1,071,119

		1,766,279
Cosmetics & Toiletries - 0.69%
Avon Products, Inc.	34,300	1,178,205
Colgate-Palmolive Company	24,100	1,598,312
International Flavors & Fragrances, Inc.	27,600	1,386,348
Kimberly-Clark Corp.	14,200	975,398
Procter & Gamble Company	24,300	1,587,033

		6,725,296
Crude Petroleum & Natural Gas - 0.08%
Statoil ASA, ADR (a)	23,300	670,574
Statoil ASA	5,300	152,677

		823,251
Drugs & Health Care - 0.15%
Wyeth	31,100	1,439,930

Electrical Equipment - 0.08%
Cooper Industries, Ltd., Class A	15,400	788,018

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities - 0.47%
Ameren Corp.	5,000	$253,900
Entergy Corp.	15,400	1,595,748
FirstEnergy Corp.	16,500	1,013,760
Pinnacle West Capital Corp.	15,100	601,584
TECO Energy, Inc.	17,100	270,864
Xcel Energy, Inc.	42,650	879,016

		4,614,872
Electronics - 0.10%
Sony Corp.	21,300	1,019,350

Energy - 0.23%
Duke Energy Corp.	51,890	951,662
Energy East Corp.	2,575	68,727
Progress Energy, Inc.	25,950	1,190,586

		2,210,975
Financial Services - 1.39%
Bank of New York Mellon Corp.	42,800	1,730,404
Capital One Financial Corp.	10,800	698,328
Charles Schwab Corp.	75,600	1,496,880
Citigroup, Inc.	36,540	1,712,995
Countrywide Financial Corp.	34,200	678,870
Federal National Mortgage Association	13,300	872,613
JP Morgan Chase & Company	82,400	3,668,448
Legg Mason, Inc.	8,900	772,698
Merrill Lynch & Company, Inc.	3,200	235,840
State Street Corp.	17,900	1,098,344
Wells Fargo & Company	18,800	686,952

		13,652,372
Food & Beverages - 0.65%
B&G Foods Inc *	16,100	334,397
Campbell Soup Company	16,000	604,000
General Mills, Inc.	24,400	1,363,472
Hershey Company	16,200	753,300
Kraft Foods, Inc., Class A	31,800	1,019,508
McCormick & Company, Inc.	16,100	577,024
Sysco Corp.	13,800	460,644
The Coca-Cola Company	24,100	1,296,098

		6,408,443
Gas & Pipeline Utilities - 0.20%
NiSource, Inc.	71,500	1,347,060
Spectra Energy Corp.	25,500	592,875
Williams Companies, Inc.	270	8,370

		1,948,305
Healthcare Products - 0.35%
Baxter International, Inc.	19,800	1,084,248
Boston Scientific Corp. *	30,500	391,315
Johnson & Johnson	31,000	1,915,490

		3,391,053
Holdings Companies/Conglomerates - 0.55%
General Electric Company	138,600	5,387,382

The accompanying notes are an integral part of the financial statements.	334

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Homebuilders - 0.05%
D.R. Horton, Inc.	34,700	$524,317

Household Products - 0.28%
Fortune Brands, Inc.	16,500	1,370,985
Newell Rubbermaid, Inc.	51,200	1,320,448

		2,691,433
Industrial Machinery - 0.10%
Ingersoll-Rand Company, Class A	15,300	794,529
Pall Corp.	5,600	213,528

		1,008,057
Insurance - 0.96%
American International Group, Inc.	29,000	1,914,000
Chubb Corp.	12,400	634,012
Genworth Financial, Inc., Class A	17,000	492,660
Lincoln National Corp.	25,600	1,558,528
Marsh & McLennan Companies, Inc.	80,100	2,134,665
Progressive Corp.	32,600	663,084
The Travelers Companies, Inc.	24,700	1,248,338
UnumProvident Corp.	30,500	746,335

		9,391,622
International Oil - 1.60%
Anadarko Petroleum Corp.	25,300	1,239,194
BP PLC, ADR	18,400	1,239,424
Chevron Corp.	43,950	3,857,052
Exxon Mobil Corp.	41,900	3,592,087
Hess Corp.	27,280	1,674,174
Murphy Oil Corp.	23,300	1,419,902
Royal Dutch Shell PLC, ADR	34,000	2,629,900

		15,651,733
Internet Content - 0.12%
Yahoo!, Inc. *	51,200	1,163,776

Internet Retail - 0.01%
eBay, Inc. *	1,800	61,380

Leisure Time - 0.17%
Lakes Gaming, Inc. * (a)	22,900	248,236
Walt Disney Company	42,600	1,431,360

		1,679,596
Liquor - 0.20%
Anheuser-Busch Companies, Inc.	34,200	1,689,480
Brown Forman Corp., Class B	4,300	307,708

		1,997,188
Manufacturing - 0.55%
3M Company	29,300	2,666,007
Honeywell International, Inc.	23,900	1,341,985
Illinois Tool Works, Inc.	24,300	1,413,531

		5,421,523
Office Furnishings & Supplies - 0.11%
Avery Dennison Corp.	17,700	1,058,283

Paper - 0.35%
International Paper Company	70,270	2,467,180

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Paper (continued)
MeadWestvaco Corp.	30,720	$970,445

		3,437,625
Petroleum Services - 0.20%
BJ Services Company	27,000	669,870
Schlumberger, Ltd.	13,700	1,322,050

		1,991,920
Pharmaceuticals - 0.95%
Abbott Laboratories	21,100	1,095,301
Bristol-Myers Squibb Company	47,300	1,378,795
Eli Lilly & Company	39,400	2,259,590
Merck & Company, Inc.	49,500	2,483,415
Pfizer, Inc.	82,315	2,044,705

		9,261,806
Photography - 0.12%
Eastman Kodak Company (a)	44,500	1,186,815

Publishing - 0.55%
Dow Jones & Company, Inc.	28,300	1,671,115
Gannett Company, Inc.	29,000	1,363,000
McGraw-Hill Companies, Inc.	6,500	327,990
The New York Times Company, Class A (a)	55,800	1,226,484
Tribune Company	27,623	761,014

		5,349,603
Railroads & Equipment - 0.18%
Union Pacific Corp.	15,500	1,729,335

Real Estate - 0.01%
Weingarten Realty Investors, REIT	2,585	103,943

Retail Trade - 0.46%
Bed Bath & Beyond, Inc. *	32,300	1,118,872
Gap, Inc.	19,400	363,944
Home Depot, Inc.	39,500	1,513,245
Wal-Mart Stores, Inc.	34,200	1,492,146

		4,488,207
Sanitary Services - 0.10%
Waste Management, Inc.	25,600	964,352

Semiconductors - 0.26%
Analog Devices, Inc.	35,800	1,320,304
Applied Materials, Inc.	18,800	401,568
Intel Corp.	33,400	860,050

		2,581,922
Software - 0.28%
Microsoft Corp.	95,400	2,740,842

Telecommunications Equipment &
Services - 0.26%
Alcatel SA, ADR	13,600	148,920
Nokia Oyj, SADR	27,400	900,912
Verizon Communications, Inc.	35,200	1,474,176

		2,524,008
Telephone - 0.65%
AT&T, Inc.	84,420	3,365,825

The accompanying notes are an integral part of the financial statements.	335

John Hancock Funds II

Portfolio of investments — August 31, 2007(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone (continued)
Qwest Communications International, Inc. *	165,900	$1,484,805
Sprint Nextel Corp.	68,200	1,290,344
Windstream Corp.	16,078	229,594

		6,370,568
Tobacco - 0.07%
UST, Inc.	14,420	710,618

Toys, Amusements & Sporting Goods - 0.11%
Mattel, Inc.	47,700	1,031,751

Trucking & Freight - 0.05%
United Parcel Service, Inc., Class B	6,600	500,676

TOTAL COMMON STOCKS (Cost $141,943,902)		$160,294,402

PREFERRED STOCKS - 0.15%
Broadcasting - 0.03%
Spanish Broadcasting System, Series B *	300	322,500
Energy - 0.03%
NRG Energy, Inc. *	150	296,325
Financial Services - 0.02%
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd. * (b)	200,000	190,889
Healthcare Products - 0.02%
Fresenius Medical Care Capital Trust *	225	223,875
Telecommunications Equipment &
Services - 0.05%
Lucent Technologies Capital Trust I *	475	451,250

TOTAL PREFERRED STOCKS (Cost $1,428,154)		$1,484,839

TERM LOANS - 1.57%

Auto Parts - 0.04%
Rental Service Corp., Term B3
5.57% due 11/27/2013	397,920	391,952

Broadcasting - 0.15%
Charter Communications
7.36% due 03/06/2014	1,500,000	1,423,125

Cable & Television - 0.03%
CSC Holdings, Inc.
7.25% due 07/15/2008	250,000	250,000

Cellular Communications - 0.07%
MetroPCS Wireless, Inc., Term B3
zero coupon due 11/03/2013	746,241	724,010

Chemicals - 0.05%
Celanese AG Term Loan B
7.099% due 04/02/2014	498,750	481,708

Commercial Services - 0.07%
Aramark Corp., Tranche B
7.485% due 01/26/2017 (b)	490,273	471,711
Education Management
7.00% due 06/01/2013 (f)	250,000	238,000

		709,711

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Containers & Glass - 0.02%
Berry Plastics Group, Inc.
7.35% due 04/03/2015	$249,375	$237,779

Energy - 0.27%
Dresser Inc. Term Loan
8.56% due 06/30/2009	250,000	239,582
Hercules Offshore Term Loan
7.36% due 07/31/2013	250,000	243,750
NRG Energy, Inc.
7.00% due 02/01/2014 (f)	250,000	239,688
Sandridge Energy Bank, Term B3
8.625% due 11/30/2007	1,000,000	987,500
10.125% due 04/01/2014	500,000	493,750
Stallion Oilfield
9.82% due 08/01/2012	500,000	485,000

		2,689,270

Financial Services - 0.20%
Dynegy Holdings, Term Ba1
1.00% due 03/30/2013	250,000	236,875
Local TV Finance LLC
7.36% due 05/07/2013	250,000	235,000
Stallion Oilfield Finance Service Corp.
9.75% due 02/01/2015	375,000	360,938
Univision Oomm Bank, Term Ba3
7.60% due 09/15/2014 (f)	1,250,000	1,162,500

		1,995,313

Food & Beverages - 0.03%
Outback Term Loan B
7.606% due 05/09/2014	250,000	250,000

Gas & Pipeline Utilities - 0.05%
Venoco Term Loan
9.32% due 05/08/2014	500,000	489,375

Healthcare Services - 0.05%
Iasis Healthcare Corp.
10.605% due 06/16/2011	513,258	478,936

Hotels & Restaurants - 0.05%
Isle of Capri Casinos
4.158% due 01/18/2014 (f)	500,000	475,000

Leisure Time - 0.05%
Fontainebleau Las Vegas
8.61% due 05/31/2014	250,000	231,875
Town Sports Bank, Term Ba2
7.375% due 03/01/2014	249,375	229,425

		461,300

Metal & Metal Products - 0.05%
Algoma Acq
7.86% due 06/30/2013	500,000	476,250

Paper - 0.02%
Domtar, Inc., Term Ba1
6.925% due 03/05/2014	225,000	215,325

Publishing - 0.05%
Penton Media Bank, Term B1
7.61% due 02/01/2013	249,375	235,659

The accompanying notes are an integral part of the financial statements.	336

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)

Publishing (continued)
Tl Acquisition Bk Debt
8.11% due 07/15/2014	$250,000	$250,000

		485,659
Retail - 0.05%
Neiman Marcus Group
7.00% due 04/08/2013 (f)	500,000	484,375

Semiconductors - 0.10%
Freescale Semiconductor, Inc., Term Baa3
7.369% due 12/15/2014	997,500	930,146

Telecommunications Equipment &
Services - 0.10%
Trilogy International Partners
8.86% due 06/27/2012	500,000	477,500
Wind Acquisition Finance SA, Term B
3.40% due 12/07/2011	534,801	528,116

		1,005,616
Utility Service - 0.07%
NRG Energy, Inc.
7.11% due 06/23/2010	748,674	717,791

TOTAL TERM LOANS (Cost $15,984,567)		$15,372,641

U.S. TREASURY OBLIGATIONS - 9.07%

Treasury Inflation Protected
Securities (d) - 1.58%
1.875% due 07/15/2013	1,389,579	1,355,164
2.00% due 01/15/2026	440,870	413,729
2.50% due 07/15/2016	2,661,605	2,689,677
2.625% due 07/15/2017	2,161,223	2,211,707
2.00% due 07/15/2014	3,531,338	3,450,502
3.625% due 01/15/2008	277,262	276,374
4.25% due 01/15/2010	4,897,516	5,086,913

		15,484,066
U.S. Treasury Bonds - 4.31%
5.50% due 08/15/2028 ***	962,000	1,040,313
4.50% due 02/15/2036 ***	3,457,000	3,276,859
4.75% due 02/15/2037	6,345,000	6,258,746
5.375% due 02/15/2031 ***	4,275,000	4,581,932
6.00% due 02/15/2026 ***	2,470,000	2,805,186
6.125% due 08/15/2029 ***	2,792,000	3,262,058
6.25% due 05/15/2030 ***	383,000	455,800
6.375% due 08/15/2027 ***	4,270,000	5,079,297
7.125% due 02/15/2023	4,331,000	5,393,109
7.625% due 02/15/2025 ***	1,311,000	1,731,544
7.875% due 02/15/2021	2,946,000	3,831,182
8.00% due 11/15/2021	590,000	780,137
8.875% due 08/15/2017	595,000	794,325
8.875% due 02/15/2019 ***	2,105,000	2,868,555

		42,159,043
U.S. Treasury Notes - 3.11%
3.00% due 02/15/2009	1,825,000	1,793,632
3.375% due 11/15/2008 ****	780,000	772,261
3.875% due 02/15/2013 ***	6,420,000	6,295,612

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)

U.S. Treasury Notes (continued)
4.00% due 11/15/2012 ***	$8,835,000	$8,726,630
4.25% due 11/15/2013 ***	425,000	423,572
4.50% due 02/15/2009 to 11/15/2015	3,070,000	3,079,463
4.625% due 07/31/2012	865,000	878,854
4.75% due 05/31/2012 to 08/15/2017	2,350,000	2,393,437
4.875% due 06/30/2012	40,000	41,056
5.125% due 05/15/2016 ***	5,815,000	6,063,952

		30,468,469
U.S. Treasury Strips - 0.07%
zero coupon due 05/15/2020	1,250,000	670,098

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $87,667,270)		$88,781,676

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.39%

Federal Agricultural Mortgage Corp. - 0.04%
6.00% due 08/01/2021 to 11/01/2021	440,154	444,948

Federal Home Loan Bank - 0.19%
3.875% due 08/22/2008	350,000	346,489
5.125% due 08/14/2013	930,000	940,844
5.25% due 06/18/2014	590,000	600,398

		1,887,731
Federal Home Loan Mortgage Corp. - 2.96%
3.55% due 11/15/2007	600,000	597,848
4.4470% due 09/01/2032	34,535	34,474
4.50% due 10/01/2007 to 06/01/2019	958,881	923,291
4.625% due 02/21/2008	650,000	648,008
4.647% due 07/01/2035	139,395	137,616
4.703% due 02/01/2035	237,037	234,079
4.76% due 07/01/2035	76,078	76,150
5.00% due 01/01/2009 to 11/01/2035	5,245,961	5,026,055
5.055% due 11/01/2035	246,777	242,756
5.078% due 03/01/2036	578,782	570,174
5.125% due 02/27/2009 to 07/15/2012	2,395,000	2,427,656
5.135% due 01/01/2036	1,507,070	1,491,207
5.35% due 02/01/2037	1,943,193	1,931,000
5.361% due 04/01/2037	739,837	736,592
5.388% due 01/01/2036	115,310	114,232
5.409% due 02/01/2037	676,809	670,696
5.474% due 02/01/2037	1,023,618	1,017,669
5.50% due 03/01/2018 to 04/01/2029	1,498,364	1,493,750
5.934% due 02/01/2037	1,307,218	1,310,984
5.989% due 12/01/2036	1,549,294	1,546,767
6.00% due 06/15/2011 to 01/01/2037	3,150,753	3,220,249
6.014% due 11/01/2036	749,517	749,012
6.047% due 10/01/2036	1,068,502	1,075,860
6.128% due 10/01/2036	845,409	848,444
6.22% due 08/01/2036	1,059,547	1,065,396
6.50% due 05/01/2017 to 01/01/2036	749,318	762,894
7.00% due 02/01/2024 to 06/01/2032	55,351	57,106
7.50% due 05/01/2024 to 06/01/2024	5,521	5,782
10.50% due 05/01/2019	607	663

		29,016,410

The accompanying notes are an integral part of the financial statements.	337

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association - 7.51%
5.00% due 07/01/2035	$1,722,218	$1,639,624
6.00% due 12/01/2035	291,815	291,805
4.803% due 09/01/2035 (b)	575,301	560,797
3.25% due 08/15/2008	675,000	664,922
3.808% due 10/01/2033	174,693	171,962
3.8309% due 02/17/2009 (b)	260,000	252,850
3.875% due 07/15/2008	350,000	346,806
4.375% due 09/15/2012 to 10/15/2015	1,235,000	1,195,569
4.50% due 02/15/2011 to 09/01/2035	7,352,486	7,049,540
4.586% due 07/01/2035	182,075	180,219
4.625% due 10/15/2014	780,000	764,863
4.787% due 11/01/2035	278,456	278,162
4.875% due 12/15/2016	350,000	344,166
5.00% due 01/01/2009 to 10/01/2035	8,402,831	8,203,515
5.321% due 12/01/2035	210,065	207,932
5.34% due 12/01/2035	248,847	246,552
5.474% due 07/01/2027	1,999	2,014
5.50% due 07/01/2013 to 04/01/2037	23,663,943	23,280,044
5.50% TBA **	4,525,000	4,418,943
5.5130% due 12/01/2035	365,577	363,754
5.545% due 07/01/2036	1,367,744	1,365,984
5.655% due 12/01/2035	113,643	113,809
5.702% due 01/01/2019	1,120	1,126
5.75% due 02/15/2008	580,000	581,147
5.986% due 09/01/2036	426,507	425,693
6.00% due 05/15/2011 to 09/01/2036	11,421,330	11,524,630
6.04% due 12/01/2036	582,549	585,994
6.50% due 06/01/2013 to 09/01/2036	3,082,991	3,137,704
6.50% TBA **	3,120,000	3,166,800
7.00% due 12/01/2029 to 02/01/2030	2,930	3,041
7.00% TBA **	100,000	102,781
7.125% due 06/15/2010 to 01/15/2030	1,840,000	2,025,403

		73,498,151
Government National Mortgage
Association - 10.69%
4.00% due 09/15/2018	657,172	619,313
4.50% due 09/15/2018 to 11/20/2035	2,840,810	2,682,164
5.00% due 02/15/2018 to 05/15/2036	23,016,169	22,162,764
5.50% due 11/15/2017 to 07/15/2037	36,012,810	35,424,313
6.00% due 11/15/2008 to 08/20/2037	27,305,882	27,478,137
6.00% TBA **	1,100,000	1,105,157
6.50% due 07/15/2009 to 03/15/2037	10,604,546	10,832,690
7.00% due 09/15/2012 to 10/20/2036	3,123,268	3,247,772
7.50% due 09/15/2012 to 06/15/2032	402,276	421,138
8.00% due 12/15/2007 to 06/20/2029	321,197	340,116
8.50% due 07/15/2008 to 02/15/2027	80,774	86,352
9.00% due 03/15/2009 to 05/15/2024	48,431	51,845
9.25% due 10/15/2016 to 12/15/2019	4,841	5,217
9.50% due 06/15/2009 to 12/15/2024	15,193	16,384
9.75% due 07/15/2017 to 02/15/2021	4,383	4,900
10.00% due 02/15/2016 to 03/15/2026	62,578	70,270
10.25% due 05/15/2020 to 11/15/2020	4,674	5,278

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
10.50% due 09/15/2015 to 07/15/2019		$10,315	$11,667
11.00% due 12/15/2009 to 07/20/2020		26,852	29,990
11.50% due 03/15/2010 to 11/15/2019		14,444	16,267
11.75% due 08/15/2013		1,486	1,672
12.00% due 10/15/2010 to 06/15/2015		15,971	18,136
12.25% due 03/15/2014 to 07/20/2015		1,429	1,604
12.50% due 04/15/2010 to 07/15/2015		5,918	6,573
12.75% due 12/20/2013 to 11/20/2014		1,087	1,222
13.00% due 01/15/2011 to 09/20/2015		4,593	5,206
13.50% due 05/15/2010 to 09/15/2014		2,459	2,769

			104,648,916

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $210,375,583)			$209,496,156

FOREIGN GOVERNMENT OBLIGATIONS - 14.02%
Argentina - 0.23%
Republic of Argentina
zero coupon, Step up to 2.5% on
03/31/2009 due 12/31/2038		100,000	37,500
zero coupon, Step up to 1.18% on
03/31/2009 due 12/31/2038 (b)	ARS	350,000	45,687
2.00% due 09/30/2014 (b)		1,705,000	503,735
5.83% due 12/31/2033 (b)		704,566	249,570
7.00% due 10/03/2015		$850,000	675,750
7.875% due 04/11/2011		300,000	289,500
Argentina Government International Bond, Series
8.28% due 12/31/2033		174,144	148,893
Argentina Bonos, Series X
7.00% due 04/17/2017		350,000	272,179

			2,222,814
Austria - 1.21%
Republic of Austria
4.00% due 07/15/2009	EUR	2,600,000	3,540,370
5.50% due 01/15/2010		1,188,000	1,670,211
6.25% due 07/15/2027		49,000	80,998
Austria Government Bond, Series EMTN
5.50% due 10/20/2007		4,800,000	6,554,597

			11,846,176
Belgium - 0.44%
Kingdom of Belgium
3.00% due 03/28/2010		970,000	1,288,935
4.25% due 09/28/2013		484,000	660,057
5.00% due 03/28/2035		1,653,000	2,385,103

			4,334,095
Brazil - 0.92%
Federative Republic of Brazil
6.00% due 01/17/2017		$600,000	596,400
Federative Republic of Brazil, Series NTNB
6.00% due 05/15/2015	BRL	1,580,000	1,264,984
7.125% due 01/20/2037		$900,000	980,100
7.875% due 03/07/2015		50,000	55,950

The accompanying notes are an integral part of the financial statements.	338

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Brazil (continued)
Federative Republic of Brazil (continued)
8.00% due 01/15/2018		$570,000	$627,000
8.00% due 01/15/2018		150,000	164,827
8.75% due 02/04/2025		475,000	592,325
8.875% due 10/14/2019		500,000	600,000
10.00% due 01/01/2012	BRL	4,142,000	2,005,577
10.00% due 01/01/2014		2,914,000	1,378,899
11.00% due 08/17/2040		$100,000	132,350
Brazil Notas do Tesouro Nacional Serie F
10.00% due 01/01/2017	BRL	1,322,000	608,392

			9,006,804
Canada - 0.24%
Canadian Government Bond
5.25% due 06/01/2012	CAD	890,000	873,761
5.75% due 06/01/2033		485,000	549,017
Province of Ontario
5.00% due 03/08/2014		975,000	940,777

			2,363,555
Colombia - 0.03%
Republic of Colombia
7.375% due 01/27/2017		$100,000	106,200
7.375% due 09/18/2037		200,000	212,100

			318,300
Denmark - 0.07%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	3,277,000	623,432
7.00% due 11/10/2024		364,000	85,736

			709,168
Ecuador - 0.02%
Republic of Ecuador
10.00% due 08/15/2030		$200,000	176,000

France - 1.41%
Government of France
4.00% due 04/25/2009	EUR	1,400,000	1,907,174
4.75% due 10/25/2012		530,000	741,340
5.00% due 10/25/2016		752,000	1,077,866
5.50% due 04/25/2029		637,000	977,381
5.50% due 04/25/2010		3,245,000	4,574,633
5.75% due 10/25/2032		1,235,000	1,976,049
French Treasury Note BTAN
3.75% due 01/12/2012		1,920,000	2,573,049

			13,827,492
GD - 0.01%
Grenada Government International Bond, Series
REGS
1 due 09/15/2025		$230,000	124,200

Germany - 0.68%
Bundesrepublik Deutschland, Series 05
3.50% due 01/04/2016	EUR	25,000	32,405
Federal Republic of Germany
4.00% due 01/04/2037		2,485,000	3,117,291
4.25% due 07/04/2014		75,000	102,618

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Germany (continued)
Federal Republic of Germany (continued)
4.50% due 01/04/2013	EUR	946,000	$1,311,312
4.75% due 07/04/2028		219,000	306,766
4.75% due 07/04/2034		625,000	881,204
5.50% due 01/04/2031		595,000	920,827

			6,672,423
Greece - 0.10%
Hellenic Republic Government Bond
5.25% due 05/18/2012		720,000	1,019,310

Indonesia - 0.08%
Republic of Indonesia
6.625% due 02/17/2037		$600,000	549,000
8.50% due 10/12/2035		100,000	111,250
Republic of Indonesia
10.25% due 07/15/2022	IDR	1,000,000,000	107,797

			768,047
Iraq - 0.09%
Republic of Iraq, Series REGS
5.80% due 01/15/2028		$1,500,000	855,000

Ireland - 0.01%
Republic of Ireland
4.00% due 04/18/2010	EUR	96,000	130,444

Italy - 0.71%
Republic of Italy
4.25% due 08/01/2014		187,000	254,068
5.00% due 10/15/2007		332,000	453,237
5.25% due 09/20/2016		$450,000	454,407
5.50% due 11/01/2010	EUR	1,570,000	2,221,764
6.00% due 11/01/2007		1,025,000	1,401,875
6.00% due 05/01/2031		271,000	429,888
7.25% due 11/01/2026		75,000	134,094
Italy Buoni Poliennali Del Tesoro
5.25% due 08/01/2017		1,090,000	1,577,824

			6,927,157
Jamaica - 0.12%
Government of Jamaica
9.00% due 06/02/2015		$215,000	226,287
10.625% due 06/20/2017		830,000	977,325

			1,203,612
Japan - 2.74%
Japan Government Five Year Bond, Series 64
1.50% due 06/20/2012	JPY	410,650,000	3,599,947
Government of Japan
1.00% due 12/20/2012		188,500,000	1,609,439
1.00% due 06/10/2016		170,077,600	1,441,258
1.10% due 12/10/2016		190,127,900	1,626,760
1.30% due 12/20/2013		281,750,000	2,432,648
1.30% due 03/20/2015		60,850,000	520,745
1.40% due 03/21/2011		321,700,000	2,812,242
1.40% due 03/20/2012		188,400,000	1,645,204
1.70% due 09/20/2016		654,750,000	5,726,031

The accompanying notes are an integral part of the financial statements.	339

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Japan (continued)
Government of Japan (continued)
1.90% due 03/20/2025	JPY	375,650,000	$3,182,082
1.90% due 12/20/2010		24,600,000	218,441
1.90% due 06/20/2016		32,800,000	291,955
2.00% due 06/20/2022		55,200,000	483,085
2.00% due 12/20/2033		136,550,000	1,108,666
2.20% due 06/22/2020		18,000,000	163,047

			26,861,550
Malaysia - 0.21%
Malaysia Government Bond, Series 5/06
3.718% due 06/15/2012	MYR	6,228,000	1,783,675
Malaysia Government Bond
3.756% due 04/28/2011		781,000	224,095

			2,007,770
Mexico - 1.06%
Government of Mexico
5.625% due 01/15/2017		$520,000	519,740
6.75% due 09/27/2034		375,000	407,250
7.50% due 04/08/2033		65,000	76,700
8.00% due 12/24/2008	MXN	5,350,000	487,466
8.00% due 12/17/2015		24,745,000	2,266,978
8.00% due 12/19/2013		16,150,000	1,476,485
8.125% due 12/30/2019		$265,000	322,637
9.00% due 12/22/2011	MXN	22,950,000	2,179,078
9.00% due 12/20/2012		15,580,000	1,491,307
9.00% due 12/24/2009		6,755,000	630,299
9.50% due 12/18/2014		5,090,000	504,142

			10,362,082
Netherlands - 0.28%
Kingdom of Netherlands
5.00% due 07/15/2011	EUR	1,783,000	2,504,753
5.50% due 01/15/2028		137,000	209,479

			2,714,232
Philippines - 0.07%
Republic of Philippines
7.75% due 01/14/2031		$425,000	451,562
10.625% due 03/16/2025		155,000	209,250

			660,812
Poland - 0.53%
Republic of Poland
5.00% due 10/24/2013	PLN	7,425,000	2,545,369
5.25% due 10/25/2017		5,275,000	1,802,994
6.25% due 10/24/2015		2,390,000	875,940

			5,224,303
Portugal - 0.02%
Republic of Portugal
5.15% due 06/15/2011	EUR	118,000	166,043

Russia - 0.22%
Russian Federation, Series REGS
7.50% due 03/31/2030		$1,960,550	2,180,132

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Serbia - 0.18%
Republic of Serbia
zero coupon, Step up to 3.75% on
11/01/2009 due 11/01/2024		$1,855,000	$1,706,600

South Africa - 0.14%
South Africa Government International Bond
5.875% due 05/30/2022		100,000	96,375
Republic of South Africa
6.50% due 06/02/2014		585,000	606,938
13.00% due 08/31/2010	ZAR	4,201,000	641,523

			1,344,836
Spain - 0.66%
Kingdom of Spain
4.00% due 01/31/2010	EUR	46,000	62,718
5.50% due 03/08/2011	AUD	905,000	710,321
5.75% due 07/30/2032	EUR	127,000	202,089
6.00% due 01/31/2008		2,427,000	3,333,004
Spain Government Bond
4.40% due 01/31/2015		1,530,000	2,099,775

			6,407,907
Sweden - 0.32%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	13,315,000	1,958,350
5.125% due 03/01/2017		$425,000	421,286
5.25% due 03/15/2011	SEK	4,830,000	725,405

			3,105,041
Turkey - 0.62%
Republic of Turkey
6.875% due 03/17/2036		$785,000	736,919
7.00% due 06/05/2020		625,000	625,781
7.25% due 03/15/2015		50,000	51,500
7.375% due 02/05/2025		40,000	40,900
14.00% due 01/19/2011	TRY	3,968,961	2,840,423
Turkey Government Bond
16.00% due 03/07/2012		2,253,000	1,764,001

			6,059,524
United Kingdom - 0.56%
United Kingdom Gilt
8.75% due 08/25/2017	GBP	30,000	77,986
Government of United Kingdom
4.25% due 06/07/2032		2,240,000	4,299,561
4.75% due 06/07/2010		570,000	1,135,030

			5,512,577
Vietnam - 0.04%
Socialist Republic of Vietnam
6.875% due 01/15/2016		$425,000	431,087

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $134,467,443)			$137,249,093

CORPORATE BONDS - 24.65%

Advertising - 0.18%
Lamar Advertising Co, Series B
2.875% due 12/31/2010		300,000	358,503

The accompanying notes are an integral part of the financial statements.	340

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Advertising (continued)
Lamar Media Corp.
6.625% due 08/15/2015		$425,000	$405,875
R.H. Donnelley Corp.
10.875% due 12/15/2012		100,000	106,000
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		850,000	871,250

			1,741,628
Aerospace - 0.33%
Boeing Capital Corp.
6.10% due 03/01/2011		330,000	343,726
Boeing Company
8.75% due 08/15/2021		55,000	72,180
GenCorp, Inc.
9.50% due 08/15/2013		550,000	577,500
Hawker Beechcraft Acquisition Company LLC
8.50% due 04/01/2015		700,000	696,500
9.75% due 04/01/2017		225,000	222,750
Northrop Grumman Corp.
7.125% due 02/15/2011		355,000	376,798
7.75% due 03/01/2016		35,000	39,951
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	53,000	71,790
Sequa Corp.
9.00% due 08/01/2009		$25,000	25,875
TransDigm, Inc.
7.75% due 07/15/2014		475,000	477,375
United Technologies Corp.
4.375% due 05/01/2010		250,000	246,738
5.40% due 05/01/2035		110,000	101,460

			3,252,643
Agriculture - 0.08%
Bunge, Ltd.
4.375% due 12/15/2008		310,000	304,718
5.90% due 04/01/2017		460,000	437,781

			742,499
Air Travel - 0.07%
Air Jamaica, Ltd., Series REGS
9.375% due 07/08/2015		75,000	78,937
Continental Airlines, Inc.
8.75% due 12/01/2011		475,000	444,125
Southwest Airlines Company
6.50% due 03/01/2012		160,000	165,258

			688,320
Aluminum - 0.06%
Century Aluminum Company
7.50% due 08/15/2014		300,000	297,000
Novelis, Inc.
7.25% due 02/15/2015		325,000	315,250

			612,250
Amusement & Theme Parks - 0.04%
Universal City Development Partners
11.75% due 04/01/2010		375,000	394,688

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Apparel & Textiles - 0.04%
INVISTA
9.25% due 05/01/2012		$400,000	$416,000

Auto Parts - 0.21%
Accuride Corp.
8.50% due 02/01/2015		350,000	323,750
American Axle & Manufacturing, Inc.
7.875% due 03/01/2017		775,000	724,625
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013		50,000	46,625
Tenneco Automotive, Inc.
8.625% due 11/15/2014		525,000	519,750
TRW Automotive, Inc.
7.25% due 03/15/2017		25,000	22,750
UCI Holdco, Inc.
12.36% due 12/15/2013		344,819	334,474
United Components Inc
9.375% due 06/15/2013		100,000	100,000

			2,071,974
Auto Services - 0.08%
ERAC USA Finance Company
7.95% due 12/15/2009		115,000	121,409
Hertz Corp.
8.875% due 01/01/2014		600,000	621,000

			742,409
Automobiles - 0.26%
AutoNation, Inc.
7.00% due 04/15/2014		550,000	517,687
7.36% due 04/15/2013 (b)		175,000	164,500
DaimlerChrysler N.A. Holding Corp.
6.50% due 11/15/2013		75,000	77,506
DaimlerChrysler N.A. Holding Corp., MTN
5.8095% due 08/03/2009 (b)		485,000	482,668
ERAC USA Finance Company
5.60% due 05/01/2015		240,000	232,299
Ford Motor Company
4.25% due 12/15/2036		191,000	205,440
General Motors Corp.
7.125% due 07/15/2013		75,000	64,312
7.20% due 01/15/2011		750,000	663,750
8.375% due 07/05/2033	EUR	80,000	87,842

			2,496,004
Banking - 1.30%
American Express Centurion Bank
4.375% due 07/30/2009		$300,000	298,315
Australia & New Zealand Banking Group,
Ltd., EMTN
4.45% due 02/05/2015 (b)	EUR	84,000	113,512
BAC Capital Trust VI
5.625% due 03/08/2035		$445,000	401,164
Banca Intesa SpA, EMTN
5.85% due 05/08/2014 (b)	EUR	67,000	93,010
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% due 09/24/2015 (b)		75,000	101,525

The accompanying notes are an integral part of the financial statements.	341

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Bank of America Corp, Series EMTN
4.625% due 02/18/2014	EUR	110,000	$147,203
Bank of America Corp.
4.50% due 08/01/2010		$150,000	147,086
5.75% due 08/15/2016		210,000	208,605
Bank of Ireland
6.45% due 02/10/2010	EUR	49,000	69,202
Bank of New York
5.41% due 05/15/2009		$300,000	302,184
Bank One Corp.
5.25% due 01/30/2013		200,000	198,508
Banque du Liban, Series ECD
10.00% due 04/25/2015		300,000	312,000
Barclays Bank PLC
7.40% due 12/15/2009		300,000	317,369
Barclays Bank PLC, EMTN
5.75% due 03/08/2011	EUR	86,000	120,216
BB&T Capital Trust II
6.75% due 06/07/2036		$380,000	387,299
BBVA Bancomer SA/Grand Cayman, Series 144A
6.008% due 05/17/2022 (b)		100,000	100,841
BNP Paribas, EMTN
5.25% due 12/17/2012	EUR	120,000	166,287
Credit Agricole SA
6.637% due 12/31/2049 (b)		$325,000	306,654
Credit Agricole SA, Series TSDI
zero coupon, Step up to 6% on
06/20/2018 due 06/20/2049 (b)	GBP	125,000	222,134
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	76,000	110,409
Danske Bank A/S, EMTN
4.25% due 06/20/2016 (b)		80,000	104,685
Deutsche Bank AG
5.125% due 01/31/2013		100,000	136,184
Goldman Sachs Group Inc/The
3.75% due 02/04/2013		75,000	94,962
HBOS PLC
6.00% due 11/01/2033		$420,000	410,802
HBOS PLC, EMTN
4.375% due 10/30/2019 (b)	EUR	99,000	128,057
HSBC Bank PLC, EMTN
4.25% due 03/18/2016 (b)		61,000	81,462
HSBC Holdings PLC
6.50% due 05/02/2036		$175,000	179,597
9.875% due 04/08/2018	GBP	120,000	280,553
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		$15,000	14,652
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	71,000	99,083
Inter-American Development Bank, Series MPLE
4.40% due 01/26/2026	CAD	750,000	656,323
International Bank for Reconstruction &
Development, Series GMTN
9.75% due 08/02/2010	ZAR	900,000	123,311
Islandsbanki HF
5.52% due 10/15/2008 (b)		$200,000	199,808

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Keybank NA, Series BKNT
4.412% due 03/18/2008		$55,000	$54,534
KeyCorp, MTN, Series G
4.70% due 05/21/2009		45,000	45,010
Kreditanstalt fuer Wiederaufbau
4.70% due 06/02/2037	CAD	430,000	384,983
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	455,000	909,806
Landwirtschaftliche Rentenbank, Series 7
3.75% due 06/15/2009		$110,000	108,359
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)		310,000	286,021
Marshall & Ilsley Bank, Series BKNT
3.80% due 02/08/2008		110,000	109,075
4.125% due 09/04/2007		50,000	50,000
Marshall & Ilsley Bank, Series MTN
5.15% due 02/22/2012		250,000	249,412
Mizuho Capital Investment EUR 1, Ltd.
5.02% due 06/29/2049 (b)	EUR	50,000	66,289
Nordea Bank Finland PLC, EMTN
5.75% due 03/26/2014 (b)		52,000	71,983
Northern Rock PLC, EMTN
5.75% due 02/28/2017	GBP	145,000	281,228
Northern Trust Company, Series BKNT
4.60% due 02/01/2013		$120,000	116,490
Northern Trust Corp.
5.30% due 08/29/2011		144,000	145,910
PNC Funding Corp.
5.625% due 02/01/2017		195,000	190,689
Rabobank Nederland, EMTN
3.125% due 07/19/2010	EUR	75,000	98,813
Royal Bank of Scotland PLC, EMTN
zero coupon, Step up to 6.935% on
09/08/2014 due 06/29/2049 (b)	GBP	104,000	202,957
6.00% due 05/10/2013	EUR	40,000	57,756
Sanpaolo IMI SpA, EMTN
3.75% due 06/09/2015 (b)		64,000	84,546
Standard Chartered Bank, EMTN
3.625% due 02/03/2017 (b)		110,000	140,389
Sumitomo Mitsui Banking Corp, Series REGS
4.375% due 07/29/2049 (b)		100,000	121,682
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)		$200,000	190,390
SunTrust Banks, Inc.
7.75% due 05/01/2010		250,000	265,095
Svenska Handelsbanken, EMTN
6.125% due 03/29/2049 (b)	GBP	49,000	98,361
US Bancorp, MTN, Series P
4.50% due 07/29/2010		$190,000	187,778
US Bank NA
6.50% due 02/01/2008		260,000	260,237
Wachovia Bank NA, Series BKNT
4.875% due 02/01/2015		360,000	342,329
Wachovia Corp.
4.375% due 08/01/2016	EUR	50,000	64,462

The accompanying notes are an integral part of the financial statements.	342

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Wells Fargo & Company
4.20% due 01/15/2010		$205,000	$200,470
4.875% due 01/12/2011		225,000	222,655
Wells Fargo Bank NA
4.75% due 02/09/2015		270,000	257,112
Westpac Banking Corp.
2.875% due 06/25/2008	EUR	21,000	28,228
World Savings Bank FSB, Series BKNT
4.125% due 12/15/2009		$195,000	192,603

			12,718,654
Biotechnology - 0.03%
Genentech, Inc.
4.40% due 07/15/2010		125,000	122,969
4.75% due 07/15/2015		160,000	152,520

			275,489
Broadcasting - 0.45%
Allbritton Communications Company
7.75% due 12/15/2012		800,000	782,000
Barrington Broadcasting Group LLC
10.50% due 08/15/2014		250,000	251,250
Bonten Media Acquisition Company, PIK
9.00% due 06/01/2015		100,000	87,000
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014		250,000	245,313
CanWest Media, Inc.
8.00% due 09/15/2012		400,000	389,500
CBS Corp.
5.625% due 08/15/2012		185,000	184,481
Clear Channel Communications, Inc.
6.25% due 03/15/2011		850,000	768,187
LIN Television Corp.
2.50% due 05/15/2033		72,000	70,020
News America Inc
6.15% due 03/01/2037		590,000	548,141
News America, Inc.
6.20% due 12/15/2034		190,000	176,424
7.375% due 10/17/2008		125,000	127,031
XM Satellite Radio, Inc.
9.75% due 05/01/2014		850,000	807,500

			4,436,847
Building Materials & Construction - 0.37%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014		450,000	293,625
Builders FirstSource Inc
9.8075% due 02/15/2012 (b)		325,000	312,000
Columbus McKinnon Corp.
8.875% due 11/01/2013		575,000	592,250
CRH America Inc
5.30% due 10/15/2013		140,000	134,971
CRH America, Inc.
6.00% due 09/30/2016		240,000	239,490
6.40% due 10/15/2033		65,000	61,990
Esco Corp.
8.625% due 12/15/2013		600,000	588,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Building Materials & Construction
(continued)
Esco Corp. (continued)
9.235% due 12/15/2013 (b)		$175,000	$171,500
KB Home
5.875% due 01/15/2015		425,000	359,125
Lafarge SA
6.15% due 07/15/2011		140,000	141,857
Linde Finance BV, Series EMTN
4.75% due 04/24/2017	EUR	100,000	129,708
Owens Corning Inc
6.50% due 12/01/2016		$120,000	119,738
Texas Industries, Inc.
7.25% due 07/15/2013		500,000	490,625

			3,634,879
Buildings - 0.01%
D.R. Horton, Inc.
4.875% due 01/15/2010		70,000	65,124

Business Services - 0.42%
Affinity Group, Inc.
9.00% due 02/15/2012		100,000	104,000
10.875% due 02/15/2012		117,214	124,247
Deluxe Corp.
7.375% due 06/01/2015		250,000	246,250
Dun & Bradstreet Corp.
5.50% due 03/15/2011		120,000	122,205
FTI Consulting, Inc.
7.625% due 06/15/2013		375,000	374,062
7.75% due 10/01/2016		250,000	249,375
Harland Clarke Holdings Corp.
9.50% due 05/15/2015		350,000	313,250
Invensys PLC
9.875% due 03/15/2011		344,000	365,500
Manpower, Inc., Series EMTN
4.75% due 06/14/2013	EUR	50,000	66,935
Nebraska Book Company, Inc.
8.625% due 03/15/2012		$700,000	679,000
Sungard Data Systems, Inc.
9.125% due 08/15/2013		873,000	901,373
West Corp.
11.00% due 10/15/2016		500,000	507,500
Xerox Corp.
6.75% due 02/01/2017		80,000	82,330

			4,136,027
Cable & Television - 0.86%
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010		900,000	909,000
Comcast Cable Communications, Inc.
6.75% due 01/30/2011		225,000	233,676
Comcast Corp.
4.95% due 06/15/2016		323,000	298,990
5.875% due 02/15/2018		455,000	444,315
Cox Communications, Inc.
7.125% due 10/01/2012		171,000	181,414

The accompanying notes are an integral part of the financial statements.	343

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cable & Television (continued)
Cox Enterprises, Inc.
4.375% due 05/01/2008		$135,000	$133,785
DirecTV Holdings LLC
8.375% due 03/15/2013		500,000	516,250
Echostar DBS Corp.
5.75% due 10/01/2008		15,000	14,906
6.625% due 10/01/2014		425,000	411,187
7.00% due 10/01/2013		150,000	148,125
Kabel Deutschland GmbH
10.625% due 07/01/2014		375,000	396,563
Mediacom Broadband LLC
8.50% due 10/15/2015		325,000	321,750
News America, Inc.
6.40% due 12/15/2035		220,000	210,309
Rainbow National Services LLC
8.75% due 09/01/2012		100,000	102,375
Rogers Cable, Inc.
5.50% due 03/15/2014		160,000	154,784
Shaw Communications, Inc.
8.25% due 04/11/2010		125,000	130,313
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		221,000	223,210
Superior Essex Communications &
Essex Group, Inc.
9.00% due 04/15/2012		250,000	248,125
Time Warner Cable, Inc.
5.40% due 07/02/2012		675,000	667,094
Time Warner Entertainment Company LP
7.25% due 09/01/2008		305,000	307,187
8.375% due 07/15/2033		595,000	690,551
Time Warner, Inc.
5.50% due 11/15/2011		275,000	274,376
Univision Communications, Inc., PIK
9.75% due 03/15/2015		500,000	476,250
Viacom, Inc.
5.75% due 04/30/2011		95,000	95,646
6.25% due 04/30/2016		465,000	465,783
Videotron Ltee.
6.375% due 12/15/2015		100,000	91,250
6.875% due 01/15/2014		315,000	300,038

			8,447,252
Cellular Communications - 0.88%
America Movil SA de CV
6.375% due 03/01/2035		440,000	427,566
8.46% due 12/18/2036	MXN	1,000,000	89,456
American Cellular Corp.
10.00% due 08/01/2011		$33,000	34,237
American Tower Corp.
3.00% due 08/15/2012		150,000	297,000
7.125% due 10/15/2012		110,000	110,000
AT&T Broadband Corp.
8.375% due 03/15/2013		409,000	457,497
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		370,000	398,512

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Centennial Communications Corp.
10.00% due 01/01/2013		$400,000	$418,000
10.125% due 06/15/2013		525,000	549,937
Cricket Communications, Inc.
9.375% due 11/01/2014		1,125,000	1,102,500
9.375% due 11/01/2014		450,000	441,000
Digicel, Ltd.
9.25% due 09/01/2012		500,000	508,750
Dobson Communications Corp.
8.875% due 10/01/2013		675,000	713,812
9.875% due 11/01/2012		225,000	241,875
MetroPCS Wireless, Inc.
9.25% due 11/01/2014		1,175,000	1,157,375
9.25% due 11/01/2014		400,000	394,000
Rogers Wireless, Inc.
6.375% due 03/01/2014		285,000	288,490
7.50% due 03/15/2015		140,000	150,871
8.00% due 12/15/2012		250,000	263,535
Rural Cellular Corp.
8.25% due 03/15/2012		150,000	156,000
11.106% due 11/01/2012		100,000	103,000
Vodafone Group PLC
5.625% due 02/27/2017		275,000	265,833

			8,569,246
Chemicals - 0.27%
Dow Chemical Company, EMTN
4.375% due 06/25/2010	EUR	73,000	98,718
E.I. Du Pont de Nemours & Company
5.60% due 12/15/2036		$285,000	260,933
Hercules, Inc.
6.75% due 10/15/2029		275,000	267,437
Huntsman International LLC
7.875% due 11/15/2014		400,000	418,000
Ineos Group Holdings PLC
8.50% due 02/15/2016		575,000	529,000
Lubrizol Corp.
4.625% due 10/01/2009		60,000	59,097
5.875% due 12/01/2008		195,000	195,216
Lyondell Chemical Company
8.25% due 09/15/2016		475,000	532,000
Terra Capital Inc, Series B
7.00% due 02/01/2017		325,000	312,000

			2,672,401
Coal - 0.13%
Alpha Natural Resources LLC
10.00% due 06/01/2012		400,000	413,500
Foundation PA Coal Company
7.25% due 08/01/2014		475,000	454,812
Peabody Energy Corp.
7.375% due 11/01/2016		375,000	377,813

			1,246,125
Commercial Services - 0.19%
Aramark Corp.
8.85625% due 02/01/2015 (b)		875,000	870,625

The accompanying notes are an integral part of the financial statements.	344

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Commercial Services (continued)
Mac-Gray Corp.
7.625% due 08/15/2015		$525,000	$518,437
Rental Service Corp., Series 144A
9.50% due 12/01/2014		425,000	415,969
Rentokil Initial PLC, Series EMTN
4.625% due 03/27/2014	EUR	50,000	65,248

			1,870,279
Computers & Business Equipment - 0.16%
Broadview Networks Holdings, Inc.
11.375% due 09/01/2012		$225,000	230,625
Cisco Systems, Inc.
5.25% due 02/22/2011		220,000	221,385
Hewlett-Packard Company
5.25% due 03/01/2012		250,000	251,087
International Business Machines Corp., MTN
3.80% due 02/01/2008		180,000	178,703
Unisys Corp.
6.875% due 03/15/2010		225,000	214,875
7.875% due 04/01/2008		325,000	321,750
8.00% due 10/15/2012		75,000	70,125
Xerox Corp.
5.50% due 05/15/2012		40,000	39,543

			1,528,093
Construction & Mining Equipment - 0.01%
Terex Corp.
7.375% due 01/15/2014		100,000	100,000

Containers & Glass - 0.58%
AEP Industries, Inc.
7.875% due 03/15/2013		400,000	380,000
Ball Corp.
6.875% due 12/15/2012		575,000	573,562
Berry Plastics Holding Corp
10.25% due 03/01/2016		250,000	240,000
Berry Plastics Holding Corp.
8.875% due 09/15/2014		650,000	648,375
9.235% due 09/15/2014 (b)		150,000	148,500
BWAY Corp.
10.00% due 10/15/2010		400,000	408,000
Clondalkin Acquisition BV
7.36% due 12/15/2013 (b)		275,000	261,250
Graham Packaging Company
8.50% due 10/15/2012		150,000	146,250
Graphic Packaging International Corp.
8.50% due 08/15/2011		300,000	303,000
9.50% due 08/15/2013		75,000	75,750
Owens-Brockway Glass Container, Inc.
6.75% due 12/01/2014		475,000	458,375
8.25% due 05/15/2013		275,000	281,875
8.75% due 11/15/2012		55,000	57,200
Owens-Illinois, Inc.
7.35% due 05/15/2008		75,000	75,000
Plastipak Holdings, Inc.
8.50% due 12/15/2015		300,000	304,500
Sealed Air Corp.
5.375% due 04/15/2008		230,000	228,733

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Containers & Glass (continued)
Silgan Holdings, Inc.
6.75% due 11/15/2013	$175,000	$170,625
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	400,000	381,500
8.375% due 07/01/2012	400,000	392,000
Stone Container Finance
7.375% due 07/15/2014	125,000	117,500

		5,651,995
Cosmetics & Toiletries - 0.01%
Chattem, Inc.
7.00% due 03/01/2014	75,000	72,375

Crude Petroleum & Natural Gas - 0.76%
Amerada Hess Corp.
7.375% due 10/01/2009	75,000	78,409
AmeriGas Partners LP
7.125% due 05/20/2016	25,000	24,000
7.25% due 05/20/2015	825,000	800,250
Apache Corp.
6.00% due 01/15/2037	160,000	153,187
Atlantic Richfield Corp.
9.125% due 03/01/2011	105,000	119,635
Chaparral Energy, Inc.
8.50% due 12/01/2015	450,000	402,750
Chesapeake Energy Corp.
6.50% due 08/15/2017	1,305,000	1,243,013
6.875% due 11/15/2020	475,000	456,000
Compton Petroleum Finance Corp.
7.625% due 12/01/2013	600,000	570,000
Denbury Resources, Inc.
7.50% due 04/01/2013	300,000	299,250
7.50% due 12/15/2015	375,000	373,125
EnCana Corp.
4.60% due 08/15/2009	190,000	188,587
6.50% due 08/15/2034	45,000	44,890
Encore Acquisition Company
7.25% due 12/01/2017	525,000	485,625
Hess Corp.
7.875% due 10/01/2029	298,000	339,914
Hilcorp Energy I LP
7.75% due 11/01/2015	400,000	383,000
OPTI Canada, Inc.
7.875% due 12/15/2014	515,000	516,288
PetroHawk Energy Corp.
9.125% due 07/15/2013	400,000	417,000
Range Resources Corp.
7.50% due 05/15/2016	25,000	25,250
Southern Natural Gas Company
5.90% due 04/01/2017	99,000	96,229
W&T Offshore, Inc.
8.25% due 06/15/2014	400,000	373,000

		7,389,402
Domestic Oil - 0.38%
ConocoPhillips Company
5.30% due 04/15/2012	275,000	276,098
5.90% due 10/15/2032	180,000	176,751

The accompanying notes are an integral part of the financial statements.	345

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Domestic Oil (continued)
Devon Financing Corp., ULC
6.875% due 09/30/2011	$625,000	$661,026
7.875% due 09/30/2031	295,000	346,819
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015	240,000	226,856
5.15% due 09/01/2014	395,000	385,714
Forest Oil Corp.
7.25% due 06/15/2019	650,000	625,625
8.00% due 12/15/2011	400,000	408,000
Range Resources Corp.
6.375% due 03/15/2015	650,000	624,000

		3,730,889
Drugs & Health Care - 0.04%
CVS Corp.
3.875% due 11/01/2007	240,000	239,104
Wyeth
5.95% due 04/01/2037	205,000	195,946

		435,050
Educational Services - 0.16%
AAC Group Holding Corp.
zero coupon, Step up to 10.25% on
10/01/2008 due 10/01/2012	200,000	172,000
Education Management Corp.
10.25% due 06/01/2016	1,350,000	1,393,875

		1,565,875
Electrical Equipment - 0.04%
General Cable Corp
7.125% due 04/01/2017	225,000	218,250
7.735% due 04/01/2015 (b)	200,000	194,000

		412,250
Electrical Utilities - 0.88%
AES Corp.
8.875% due 02/15/2011	275,000	282,563
9.00% due 05/15/2015	55,000	57,338
9.375% due 09/15/2010	100,000	104,500
Alabama Power Company
3.50% due 11/15/2007	150,000	149,394
5.695% due 08/25/2009 (b)	120,000	120,362
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012	50,000	51,625
AmerenUE
5.40% due 02/01/2016	285,000	276,693
Appalachian Power Company
6.375% due 04/01/2036	170,000	167,485
Black Hills Corp.
6.50% due 05/15/2013	235,000	237,454
CE Electric UK Funding Company
6.995% due 12/30/2007	200,000	201,222
CenterPoint Energy Transition Bond Co., LLC,
Series A-2
4.97% due 08/01/2014	175,000	172,254
CenterPoint Energy, Inc., Series B
5.875% due 06/01/2008	110,000	109,679
7.25% due 09/01/2010	205,000	214,421

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
CMS Energy Corp.
8.50% due 04/15/2011		$50,000	$53,228
Consumers Energy Company
5.80% due 09/15/2035		100,000	92,974
Dominion Resources, Inc.
4.125% due 02/15/2008		65,000	64,605
Edison SpA, EMTN
5.125% due 12/10/2010	EUR	45,000	62,213
El Paso Electric Company
6.00% due 05/15/2035		$245,000	229,659
Elia System Operator SA
4.75% due 05/13/2014	EUR	68,000	92,777
Enbw International Finance BV, EMTN
5.875% due 02/28/2012		36,000	51,411
Entergy Louisiana LLC
5.83% due 11/01/2010		$35,000	34,863
Jersey Central Power & Light Company
5.65% due 06/01/2017		405,000	397,746
Midamerican Energy Holdings
6.125% due 04/01/2036		220,000	212,125
Monongahela Power Company
5.70% due 03/15/2017		265,000	263,401
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	22,000	29,093
National Power Corp, Series REGS
6.875% due 11/02/2016		$100,000	95,456
National Power Corp.
9.7444% due 08/23/2011 (b)		200,000	217,500
Nevada Power Co, Series R
6.75% due 07/01/2037		245,000	242,209
Nevada Power Company
5.875% due 01/15/2015		45,000	44,160
Orion Power Holdings, Inc.
12.00% due 05/01/2010		525,000	572,250
Pacific Gas & Electric Company
4.80% due 03/01/2014		235,000	224,361
5.80% due 03/01/2037		205,000	193,456
6.05% due 03/01/2034		50,000	48,973
PPL Capital Funding, Inc.
4.33% due 03/01/2009		85,000	83,907
Reliant Energy, Inc.
6.75% due 12/15/2014		200,000	198,000
RWE Finance BV, EMTN
5.375% due 04/18/2008	EUR	33,000	45,137
6.375% due 06/03/2013	GBP	150,000	305,138
Scottish Power UK PLC
8.375% due 02/20/2017		39,000	91,883
Sierra Pacific Resources
7.803% due 06/15/2012		$125,000	131,048
8.625% due 03/15/2014		850,000	899,498
Southern California Edison Company
4.65% due 04/01/2015		275,000	260,789
Southern Co., Series A
5.30% due 01/15/2012		95,000	94,778
Tampa Electric Co
6.15% due 05/15/2037		230,000	223,294

The accompanying notes are an integral part of the financial statements.	346

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
TECO Energy, Inc.
7.00% due 05/01/2012		$90,000	$92,293
Tri-State Generation & Transmission Association
6.04% due 01/31/2018		96,412	96,886
Vattenfall Treasury AB, EMTN
6.00% due 04/03/2009	EUR	35,000	48,707
Virginia Electric and Power Company
4.50% due 12/15/2010		$230,000	225,138
Westar Energy, Inc.
5.10% due 07/15/2020		185,000	171,889
Western Power Distribution Holdings, Ltd.
6.875% due 12/15/2007		160,000	160,812
Wisconsin Electric Power Company
3.50% due 12/01/2007		120,000	119,406
Xcel Energy, Inc.
7.00% due 12/01/2010		30,000	31,352

			8,647,405
Electronics - 0.17%
Celestica, Inc.
7.875% due 07/01/2011		400,000	380,000
Conexant Systems, Inc.
9.3075% due 11/15/2010 (b)		325,000	323,375
Flextronics International Ltd
6.50% due 05/15/2013		75,000	71,437
L-3 Communications Corp., Series B
6.375% due 10/15/2015		550,000	532,125
Sanmina-SCI Corp.
8.11% due 06/15/2010 (b)		325,000	320,938

			1,627,875
Energy - 1.10%
Bristow Group Inc
7.50% due 09/15/2017		250,000	248,750
Copano Energy LLC
8.125% due 03/01/2016		250,000	251,250
Duke Capital LLC
6.25% due 02/15/2013		155,000	159,186
Duke Capital LLC, Series B
6.75% due 07/15/2018		90,000	92,965
Duke Energy Carolinas LLC
6.10% due 06/01/2037		300,000	293,563
Dynegy Holdings Inc.
7.50% due 06/01/2015		575,000	540,500
Dynegy Holdings, Inc.
7.75% due 06/01/2019		725,000	670,625
Enbridge, Inc.
5.60% due 04/01/2017		205,000	198,752
Encore Acquisition Co
6.25% due 04/15/2014		275,000	250,938
Enterprise Products Operating LP
4.95% due 06/01/2010		490,000	486,201
6.30% due 09/15/2017		215,000	215,625
Enterprise Products Operating LP, Series B
4.00% due 10/15/2007		80,000	79,820
Ferrellgas Partners LP
8.75% due 06/15/2012		650,000	663,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Florida Power & Light Company
6.20% due 06/01/2036		$110,000	$111,335
Gaz Capital for Gazprom, Series REGS
7.288% due 08/16/2037		840,000	862,226
Mirant North America LLC
7.375% due 12/31/2013		375,000	373,125
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008		50,000	51,061
NRG Energy, Inc.
7.25% due 02/01/2014		400,000	396,000
7.375% due 02/01/2016		1,855,000	1,831,813
Petroleos de Venezuela SA
5.375% due 04/12/2027		700,000	406,000
Plains Exploration & Production Company
7.00% due 03/15/2017		400,000	364,000
Progress Energy, Inc.
5.625% due 01/15/2016		400,000	394,265
Reliant Energy, Inc.
7.625% due 12/31/2014		400,000	392,000
7.875% due 12/31/2017		325,000	317,688
Sabine Pass LNG LP
7.50% due 11/30/2016		400,000	389,000
Sempra Energy
7.95% due 03/01/2010		100,000	105,482
Valero Energy Corp
6.125% due 06/15/2017		490,000	499,225
XTO Energy Inc
6.75% due 08/01/2037		145,000	148,569

			10,792,964
Federal Republic of Germany - 0.11%
Eurohypo AG
4.50% due 01/21/2013	EUR	750,000	1,025,644

Financial Services - 3.15%
AGFC Capital Trust I
6.00% due 01/15/2067 (b)		$200,000	191,123
AGY Holding Corp.
11.00% due 11/15/2014		250,000	253,750
Altadis Emisiones Financial
4.00% due 12/11/2015	EUR	50,000	61,435
Altria Finance Cayman Islands, Ltd.
5.625% due 06/24/2008		61,000	83,645
American Express Company
5.25% due 09/12/2011		$230,000	230,451
American Express Credit Corp., EMTN
3.625% due 10/13/2009	EUR	55,000	73,568
American General Finance Corp., Series I, MTN
5.40% due 12/01/2015		$250,000	238,152
American Honda Finance Corp.
4.50% due 05/26/2009		365,000	363,457
Arch Western Finance LLC
6.75% due 07/01/2013		375,000	354,844
Bank Nederlandse Gemeenten, Series EMTN
4.625% due 09/13/2012	EUR	925,000	1,271,396
Bank of America Corp
6.00% due 09/01/2017		$270,000	272,614

The accompanying notes are an integral part of the financial statements.	347

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Bear Stearns Companies, Inc.
4.00% due 01/31/2008		$150,000	$148,645
BHP Billiton Finance, Ltd.
5.40% due 03/29/2017		225,000	220,897
Boeing Capital Corp., MTN, Series X
6.35% due 11/15/2007		160,000	160,311
Capital One Capital IV
6.745% due 02/17/2037 (b)		625,000	521,725
Caterpillar Financial Services Corp, Series MTN
5.85% due 09/01/2017		165,000	165,239
Caterpillar Financial Services Corp.
4.50% due 06/15/2009		125,000	124,058
Caterpillar Financial Services Corp., MTN, Series F
4.50% due 09/01/2008		140,000	138,721
CIT Group, Inc.
5.50% due 11/30/2007		65,000	64,570
6.00% due 04/01/2036		96,000	71,293
CIT Group, Inc., GMTN
4.25% due 09/22/2011	EUR	50,000	59,577
CIT Group, Inc., MTN
5.7075% due 08/15/2008 (b)		$115,000	113,480
Citigroup, Inc.
3.625% due 02/09/2009		130,000	127,698
3.875% due 05/21/2010	EUR	35,000	46,808
4.75% due 02/10/2019 (b)		50,000	66,218
5.00% due 09/15/2014		$175,000	167,560
5.50% due 08/27/2012		220,000	220,112
Clarendon Alumina Production Ltd, Series REGS
8.50% due 11/16/2021		100,000	101,625
Countrywide Financial Corp.
4.50% due 06/15/2010		135,000	125,673
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		540,000	507,293
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010		300,000	298,168
Credit Suisse USA, Inc.
5.50% due 08/16/2011		170,000	171,160
ERP Operating LP
3.85% due 08/15/2026		15,000	14,506
Ford Motor Credit Company
5.80% due 01/12/2009		330,000	310,950
6.93% due 01/15/2010 (b)		100,000	93,912
7.375% due 10/28/2009		135,000	127,746
9.81% due 04/15/2012 (b)		1,300,000	1,309,561
Franklin Resources, Inc.
3.70% due 04/15/2008		60,000	59,369
Fund American Companies, Inc.
5.875% due 05/15/2013		205,000	204,183
GATX Financial Corp.
5.50% due 02/15/2012		275,000	273,733
GE Capital European Funding, Series EMTN
3.50% due 02/14/2013	EUR	110,000	140,295
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	145,000	281,799
General Electric Capital Corp, Series REGS
4.625% due 09/15/2066 (b)	EUR	135,000	170,025

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
General Electric Capital Corp.
6.125% due 02/22/2011		$220,000	$227,565
General Electric Capital Corp., MTN
5.375% due 10/20/2016		335,000	329,519
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012		660,000	679,486
General Motors Acceptance Corp.
5.625% due 05/15/2009		394,000	366,487
6.875% due 08/28/2012		1,200,000	1,060,086
6.875% due 09/15/2011		300,000	267,558
7.25% due 03/02/2011		375,000	344,513
GIE Suez Alliance, EMTN
5.125% due 06/24/2015	EUR	82,000	113,735
Global Cash Access LLC
8.75% due 03/15/2012		$525,000	532,875
GMAC LLC
7.56% due 12/01/2014 (b)		875,000	739,415
GMAC LLC, Series EMTN
5.75% due 09/27/2010	EUR	40,000	47,181
Goldman Sachs Capital, Inc.
6.345% due 02/15/2034		$921,000	826,439
Goldman Sachs Group, Inc.
6.60% due 01/15/2012		150,000	154,687
GTB Finance B.V.
8.50% due 01/29/2012		100,000	94,000
Hartford Financial Services Group, Inc.
5.25% due 10/15/2011		260,000	261,897
5.375% due 03/15/2017		255,000	245,953
HBOS PLC
5.92% due 09/29/2049 (b)		400,000	363,561
Hexion U.S. Finance Corp/Hexion Nova Scotia
Finance ULC
10.0575% due 11/15/2014 (b)		225,000	229,500
Hexion US Finance Corp/Hexion Nova Scotia
Finance ULC
9.75% due 11/15/2014		450,000	486,000
HSBC Finance Corp
5.90% due 06/19/2012		440,000	443,815
HSBC Finance Corp.
4.125% due 11/16/2009		150,000	146,305
5.00% due 06/30/2015		430,000	404,162
HSBC USA, Inc.
4.625% due 04/01/2014		100,000	94,169
International Lease Finance Corp., EMTN
4.125% due 10/09/2008	EUR	70,000	94,792
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011		$225,000	224,213
iPayment Investors LP
11.625% due 07/15/2014 (b)		368,248	371,930
iPayment,Inc.
9.75% due 05/15/2014		400,000	375,000
Jefferies Group, Inc.
5.875% due 06/08/2014		176,000	170,773
6.25% due 01/15/2036		260,000	232,571
John Deere Capital Corp, Series MTN
5.50% due 04/13/2017		310,000	310,823

The accompanying notes are an integral part of the financial statements.	348

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
John Deere Capital Corp.
3.90% due 01/15/2008		$85,000	$84,438
JP Morgan Chase Capital XXII, Series V
6.45% due 02/02/2037		195,000	173,141
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036		115,000	108,997
JPMorgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	39,000	52,201
4.375% due 11/12/2019 (b)		150,000	192,798
JSG Funding PLC
7.75% due 04/01/2015		$275,000	265,375
KAR Holdings, Inc.
9.35625% due 05/01/2014 (b)		250,000	222,500
10.00% due 05/01/2015		400,000	358,000
Legg Mason, Inc.
6.75% due 07/02/2008		165,000	165,868
Lehman Brothers Holdings Inc, Series EMTN
4.625% due 03/14/2019 (b)	EUR	150,000	182,690
Lehman Brothers Holdings, Inc., Series MTNG
3.95% due 11/10/2009		$325,000	317,960
Local TV Finance LLC
9.25% due 06/15/2015		200,000	183,000
Lukoil International Finance BV, Series REGS
6.656% due 06/07/2022		125,000	115,313
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)		200,000	199,418
MBNA America Bank NA, EMTN
4.625% due 08/03/2009		300,000	298,564
MBNA Europe Funding Plc, EMTN
4.50% due 01/23/2009	EUR	33,000	44,907
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	145,000	296,448
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016		$575,000	571,491
6.22% due 09/15/2026		250,000	240,024
Merrill Lynch & Company, Inc., EMTN
4.625% due 10/02/2013	EUR	68,000	89,347
Merrill Lynch & Company, Inc., Series CPI
3.85086% due 03/02/2009 (b)		$150,000	144,353
Metropolitan Life Global Funding
5.125% due 11/09/2011		435,000	435,286
Mizuho Capital Investment 1, Ltd.
6.686% due 03/29/2049 (b)		126,000	121,468
Morgan Stanley
4.00% due 01/15/2010		300,000	292,766
Morgan Stanley, Series GMTN
5.125% due 11/30/2015	GBP	100,000	182,134
Morgan Stanley, Series MTN
6.25% due 08/09/2026		$100,000	97,067
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008		200,000	198,570
4.375% due 10/01/2010		100,000	97,524
Nationwide Building Society, EMTN
3.375% due 08/17/2015 (b)	EUR	55,000	72,082
Nell AF SARL
8.375% due 08/15/2015		$75,000	66,750

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		$600,000	$585,000
Nexstar Finance, Inc.
7.00% due 01/15/2014		275,000	259,875
Nisource Finance Corp.
6.0644% due 11/23/2009 (b)		140,000	138,748
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010		120,000	118,287
PNC Funding Corp.
4.20% due 03/10/2008		250,000	247,797
RBS Global, Inc.
9.50% due 08/01/2014		1,025,000	1,035,250
11.75% due 08/01/2016		100,000	103,500
Red Arrow International Leasing Plc
8.375% due 03/31/2012	RUB	1,988,742	79,240
Sally Holdings LLC
9.25% due 11/15/2014		$425,000	418,625
SLM Corp., Series CPI
3.82% due 04/01/2009 (b)		365,000	335,253
Sovereign Capital Trust VI
7.908% due 06/13/2036		245,000	263,110
Sun Life Financial Global Funding LP
5.61% due 10/06/2013 (b)		250,000	250,405
Torchmark Corp.
6.375% due 06/15/2016		230,000	243,672
Toyota Motor Credit Corp.
2.875% due 08/01/2008		235,000	229,514
UBS AG/Jersey, Series EMTN
4.50% due 09/16/2019 (b)	EUR	140,000	184,760
USI Holdings Corp.
9.4325% due 11/15/2014		$250,000	232,500

			30,836,371
Food & Beverages - 0.33%
Anheuser-Busch Cos Inc
6.45% due 09/01/2037		110,000	113,414
B&G Foods Holding Corp.
8.00% due 10/01/2011		500,000	490,000
Casino Guichard Perrachon SA, Series EMTN
4.875% due 04/10/2014	EUR	100,000	131,012
Del Monte Corp.
8.625% due 12/15/2012		$325,000	328,250
Delhaize Group
6.50% due 06/15/2017		100,000	101,118
General Mills, Inc.
3.875% due 11/30/2007		215,000	213,973
General Mills, Inc., MTN
6.378% due 10/15/2008		215,000	216,481
McCormick & Company, Inc.
5.20% due 12/15/2015		430,000	424,648
5.80% due 07/15/2011		130,000	132,951
McCormick & Company, Inc., MTN
3.35% due 04/15/2009		110,000	108,364
McDonald's Corp.
5.30% due 03/15/2017		205,000	199,033

The accompanying notes are an integral part of the financial statements.	349

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Panamerican Beverages, Inc.
7.25% due 07/01/2009		$35,000	$35,969
PepsiAmericas, Inc.
4.875% due 01/15/2015		55,000	52,909
SABMiller PLC
6.20% due 07/01/2011		485,000	499,758
William Wrigley Jr. Company
4.65% due 07/15/2015		60,000	56,305
YUM Brands, Inc.
7.65% due 05/15/2008		125,000	126,589

			3,230,774

Foreign Bonds - 0.01%
Santa Fe de Bogota DC, Series REGS
9.75% due 07/26/2028	COP	240,000,000	102,917

Forest Products - 0.06%
Verso Paper Holdings LLC and Verson Paper Inc,
Series B
9.10625% due 08/01/2014 (b)		$425,000	422,875
Weyerhaeuser Company
7.375% due 03/15/2032		115,000	115,121

			537,996

Furniture & Fixtures - 0.05%
Sealy Mattress Company
8.25% due 06/15/2014		525,000	513,188

Gas & Pipeline Utilities - 0.36%
Aquila Canada Finance Corp.
7.75% due 06/15/2011		200,000	209,178
Atmos Energy Corp.
4.00% due 10/15/2009		230,000	225,123
5.95% due 10/15/2034		40,000	36,552
Boardwalk Pipelines LLC
5.50% due 02/01/2017		90,000	87,235
Colorado Interstate Gas Company
5.95% due 03/15/2015		150,000	146,950
Duke Capital LLC
7.50% due 10/01/2009		130,000	135,756
El Paso Natural Gas
5.95% due 04/15/2017		99,000	96,571
Kinder Morgan Finance Company, ULC
5.70% due 01/05/2016		480,000	427,319
Kinder Morgan, Inc.
6.50% due 09/01/2012		170,000	166,387
National Gas Company
6.05% due 01/15/2036		105,000	100,752
National Gas Co of Trinidad & Tobago Ltd,
Series REGS
6.05% due 01/15/2036		100,000	94,943
Northwest Pipeline Corp.
5.95% due 04/15/2017		65,000	63,050
Panhandle Eastern Pipe Line Company
4.80% due 08/15/2008		155,000	153,426
Piedmont Natural Gas Company
6.00% due 12/19/2033		15,000	14,631
Praxair, Inc.
5.20% due 03/15/2017		205,000	197,688

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Roseton/Danskammer, Series A
7.27% due 11/08/2010	$200,000	$200,000
Southern California Gas Company
5.75% due 11/15/2035	230,000	218,052
Sunoco, Inc.
4.875% due 10/15/2014	30,000	28,434
5.75% due 01/15/2017	240,000	236,911
Williams Companies, Inc.
7.625% due 07/15/2019	50,000	53,125
7.75% due 06/15/2031	200,000	207,500
8.125% due 03/15/2012	250,000	268,125
8.75% due 03/15/2032	25,000	28,438
Williams Companies, Inc., Series A
7.50% due 01/15/2031	125,000	128,438

		3,524,584
Healthcare Products - 0.11%
Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	25,000	25,437
Invacare Corp.
9.75% due 02/15/2015	325,000	313,625
Medtronic, Inc., Series B
4.375% due 09/15/2010	145,000	142,473
4.75% due 09/15/2015	330,000	311,450
Universal Hospital Services, Inc.
8.7594% due 06/01/2015 (b)	200,000	193,000
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	100,000	95,000

		1,080,985
Healthcare Services - 0.32%
Cardinal Health, Inc.
5.63% due 10/02/2009	260,000	260,201
Centene Corp.
7.25% due 04/01/2014	225,000	219,375
CRC Health Corp.
10.75% due 02/01/2016	225,000	237,375
DaVita, Inc.
6.625% due 03/15/2013	275,000	266,063
7.25% due 03/15/2015	550,000	539,000
Team Health, Inc.
11.25% due 12/01/2013	50,000	53,000
United Surgical Partners International Inc
9.25% due 05/01/2017	50,000	47,500
United Surgical Partners International Inc.
9.25% due 05/01/2017	225,000	213,750
UnitedHealth Group, Inc.
5.375% due 03/15/2016	360,000	353,130
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	575,000	537,625
WellPoint, Inc.
4.25% due 12/15/2009	40,000	39,271
5.00% due 01/15/2011	395,000	393,167

		3,159,457

The accompanying notes are an integral part of the financial statements.	350

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Holdings Companies/Conglomerates - 0.16%
ERP Operating LP
5.25% due 09/15/2014		$190,000	$182,639
Hutchison Whampoa Finance, Ltd.
5.875% due 07/08/2013	EUR	62,000	87,528
Leucadia National Corp.
7.00% due 08/15/2013		$415,000	402,550
Visant Corp.
7.625% due 10/01/2012		325,000	325,812
Visant Holding Corp.
zero coupon, Step up to 10.25% on
12/01/2008 due 12/01/2013		600,000	550,500

			1,549,029
Homebuilders - 0.17%
Centex Corp.
4.55% due 11/01/2010		150,000	138,803
5.45% due 08/15/2012		260,000	239,721
D.R. Horton, Inc.
6.50% due 04/15/2016		250,000	219,462
Lennar Corp., Series B
5.60% due 05/31/2015		395,000	347,426
5.95% due 10/17/2011		25,000	24,065
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		60,000	55,032
Meritage Homes, Corp.
6.25% due 03/15/2015		275,000	217,250
NVR, Inc.
5.00% due 06/15/2010		115,000	114,350
Pulte Homes, Inc.
4.875% due 07/15/2009		70,000	65,811
5.20% due 02/15/2015		325,000	266,384
Ryland Group, Inc.
5.375% due 01/15/2015		20,000	17,430

			1,705,734
Hotels & Restaurants - 0.24%
American Casino & Entertainment Properties LLC
7.85% due 02/01/2012		400,000	408,000
Harrah's Operating Company, Inc.
5.50% due 07/01/2010		725,900	682,346
O'Charleys, Inc.
9.00% due 11/01/2013		250,000	252,500
OSI Restaurant Partners, Inc.
10.00% due 05/15/2015		750,000	646,875
Real Mex Restaurants, Inc.
10.00% due 04/01/2010		165,000	165,413
Restaurant Company
10.00% due 10/01/2013		275,000	235,125

			2,390,259
Household Appliances - 0.02%
Whirlpool Corp.
6.125% due 06/15/2011		140,000	142,691
Household Products - 0.10%
Simmons Bedding Company
zero coupon, Step up to 10.00% on
12/15/2009 due 12/15/2014		300,000	233,250

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Household Products (continued)
Simmons Bedding Company (continued)
7.875% due 01/15/2014		$275,000	$257,469
Yankee Acquisition Corp., Series B
9.75% due 02/15/2017		75,000	67,125
Yankee Acquisition Corp/MA, Series B
8.50% due 02/15/2015		475,000	446,500

			1,004,344
Industrial Machinery - 0.04%
Stewart & Stevenson LLC
10.00% due 07/15/2014		375,000	378,750

Insurance - 0.61%
Ace INA Holdings, Inc.
5.70% due 02/15/2017		240,000	234,389
5.875% due 06/15/2014		150,000	151,103
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	49,000	98,529
American International Group, Inc., Series A3
4.875% due 03/15/2067 (b)	EUR	150,000	186,458
ASIF II, EMTN
5.625% due 02/01/2012	GBP	159,000	312,521
Cincinnati Financial Corp.
6.92% due 05/15/2028		$150,000	160,164
Genworth Financial, Inc.
5.75% due 06/15/2014		380,000	382,356
6.15% due 11/15/2066 (b)		156,000	143,697
Highmark, Inc.
6.80% due 08/15/2013		225,000	238,420
HUB International Holdings Inc
9.00% due 12/15/2014		350,000	329,000
HUB International Holdings, Inc.
10.25% due 06/15/2015		425,000	386,750
Lincoln National Corp.
6.05% due 04/20/2067 (b)		145,000	137,466
MetLife, Inc.
6.40% due 12/15/2036 (b)		260,000	236,503
Monumental Global Funding, Ltd., EMTN
5.375% due 03/13/2009	EUR	39,000	53,645
Nationwide Mutual Insurance Company
6.60% due 04/15/2034		$135,000	131,203
New York Life Global Funding
4.625% due 08/16/2010		235,000	234,877
New York Life Global Funding, Series EMTN
4.375% due 01/19/2017	EUR	100,000	130,130
NLV Financial Corp.
7.50% due 08/15/2033		$285,000	302,662
Ohio National Financial Services, Inc.
6.35% due 04/01/2013		15,000	15,593
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	89,000	167,196
5.50% due 05/14/2009	EUR	39,000	53,893
Principal Financial Group, Inc.
6.05% due 10/15/2036		$180,000	175,657
Principal Life Global Funding I
5.25% due 01/15/2013		190,000	189,855

The accompanying notes are an integral part of the financial statements.	351

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Principal Life Income Funding Trusts
5.20% due 11/15/2010		$40,000	$40,835
Principal Financial Global Funding LLC, EMTN
4.50% due 01/22/2009	EUR	39,000	52,914
Prudential Funding LLC, MTN
6.60% due 05/15/2008		$150,000	150,593
RLI Corp.
5.95% due 01/15/2014		20,000	20,181
Security Benefit Life Insurance Company
7.45% due 10/01/2033		95,000	103,235
The Travelers Companies, Inc.
6.25% due 03/15/2037 (b)		260,000	245,001
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		170,000	171,318
Travelers Property Casualty Corp.
3.75% due 03/15/2008		40,000	39,518

Travelers Insurance Company Institutional Funding, Ltd.
5.75% due 12/06/2011	GBP	159,000	314,711
USI Holdings Corp.
9.75% due 05/15/2015		$225,000	205,875
Willis North America, Inc.
6.20% due 03/28/2017		195,000	194,573

			5,990,821
International Oil - 0.37%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033		75,000	73,980
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034		175,000	215,477
Newfield Exploration Company
6.625% due 09/01/2014		35,000	33,644
Pemex Project Funding Master Trust
5.75% due 12/15/2015		265,000	262,085
6.625% due 06/15/2035		749,000	765,837
6.66% due 06/15/2010 (b)		395,000	401,320
8.625% due 02/01/2022		175,000	216,109
Pemex Project Funding Master Trust, Series REGS
6.25% due 08/05/2013	EUR	150,000	213,111
Petro-Canada
5.95% due 05/15/2035		$265,000	247,035
Petroleos de Venezuela SA
5.25% due 04/12/2017		1,005,000	693,450
PF Export Receivables Master Trust
6.436% due 06/01/2015		64,555	65,094
XTO Energy, Inc.
5.65% due 04/01/2016		200,000	196,533
YPF SA, MTN, Series C
10.00% due 11/02/2028		220,000	252,450

			3,636,125
Investment Companies - 0.07%
BES Finance, Ltd., EMTN
6.25% due 05/17/2011	EUR	66,000	94,563
Credit Suisse Guernsey Ltd
5.86% due 05/29/2049 (b)		$290,000	274,934

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Investment Companies (continued)
Xstrata Finance Canada Ltd, Series EMTN
5.25% due 06/13/2017	EUR	80,000	$105,367
Xstrata Finance Canada, Ltd.
5.50% due 11/16/2011		$180,000	180,926

			655,790
Leisure Time - 0.46%
AMC Entertainment, Inc.
8.00% due 03/01/2014		25,000	23,125
11.00% due 02/01/2016		300,000	312,000
Chukchansi Economic Development Authority
8.85875% due 11/15/2012 (b)		150,000	150,375
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014		725,000	670,625
Festival Fun Parks LLC
10.875% due 04/15/2014		100,000	101,250
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015		325,000	278,687
International Speedway Corp.
4.20% due 04/15/2009		90,000	88,553
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014		175,000	175,875
Lottomatica SpA
4.80% due 12/22/2008	EUR	30,000	40,752
MGM Mirage, Inc.
8.50% due 09/15/2010		$325,000	337,187
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012		100,000	100,000
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012		125,000	125,625
Pokagon Gaming Authority
10.375% due 06/15/2014		650,000	695,500
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013		100,000	98,320
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015		450,000	443,250
Speedway Motorsports, Inc.
6.75% due 06/01/2013		360,000	354,600
Travelport LLC
9.985% due 09/01/2014 (b)		75,000	75,000
11.875% due 09/01/2016		425,000	438,813

			4,509,537
Manufacturing - 0.21%
3M Company, MTN
5.125% due 11/06/2009		95,000	95,751
5.70% due 03/15/2037		225,000	219,046
Cooper US Inc
6.10% due 07/01/2017		205,000	212,164
General Dynamics Corp.
4.50% due 08/15/2010		150,000	148,346
Harland Clarke Holdings Corp
10.3075% due 05/15/2015 (b)		250,000	223,750
Koppers Holdings, Inc.
zero coupon, Step up to 9.875% on
11/15/2009 due 11/15/2014		650,000	542,750

The accompanying notes are an integral part of the financial statements.	352

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Manufacturing (continued)
Koppers, Inc.
9.875% due 10/15/2013	$100,000	$104,000
Rafaella Apparel Group, Inc., Series B
11.25% due 06/15/2011	268,000	251,920
Susser Holdings LLC
10.625% due 12/15/2013	142,000	148,390
Trinity Industries, Inc.
6.50% due 03/15/2014	125,000	118,125

		2,064,242
Medical-Hospitals - 0.38%
Community Health Systems, Inc.
8.875% due 07/15/2015	2,175,000	2,172,281
HCA, Inc.
9.25% due 11/15/2016	1,400,000	1,438,500
9.625% due 11/15/2016	125,000	129,219

		3,740,000
Metal & Metal Products - 0.11%
Gibraltar Industries, Inc., Series B
8.00% due 12/01/2015	500,000	470,000
Hawk Corp.
8.75% due 11/01/2014	331,000	332,655
Steel Dynamics, Inc.
6.75% due 04/01/2015	240,000	231,000

		1,033,655
Mining - 0.40%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	525,000	556,500
8.375% due 04/01/2017	2,405,000	2,561,325
Placer Dome, Inc.
6.45% due 10/15/2035	315,000	317,056
Rio Tinto Finance USA, Ltd.
2.625% due 09/30/2008	140,000	136,578
Vale Overseas, Ltd.
6.25% due 01/23/2017	385,000	387,541

		3,959,000
Office Furnishings & Supplies - 0.08%
ACCO Brands Corp.
7.625% due 08/15/2015	200,000	187,000
IKON Office Solutions, Inc.
7.75% due 09/15/2015	300,000	298,125
Interface, Inc.
9.50% due 02/01/2014	25,000	25,875
10.375% due 02/01/2010	300,000	310,500

		821,500
Paper - 0.39%
Boise Cascade LLC
7.125% due 10/15/2014	485,000	446,200
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013	80,000	78,010
8.625% due 08/15/2010	220,000	239,105
Domtar, Inc.
5.375% due 12/01/2013	175,000	151,375
7.125% due 08/15/2015	450,000	418,500
9.50% due 08/01/2016	50,000	52,500

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Georgia-Pacific Corp.
7.00% due 01/15/2015		$475,000	$448,875
7.125% due 01/15/2017		450,000	423,000
8.125% due 05/15/2011		300,000	301,500
Jefferson Smurfit Corp.
8.25% due 10/01/2012		200,000	195,500
NewPage Corp.
10.00% due 05/01/2012		25,000	25,875
11.6063% due 05/01/2012 (b)		175,000	185,500
12.00% due 05/01/2013		175,000	182,875
Quebecor World, Inc.
9.75% due 01/15/2015		250,000	235,000
Verso Paper Holdings LLC and Verson Paper Inc.,
Series B
11.375% due 08/01/2016		400,000	408,000

			3,791,815
Petroleum Services - 0.14%
BP Canada Finance Company
3.375% due 10/31/2007		60,000	59,864
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015		100,000	100,500
7.75% due 05/15/2017		475,000	479,750
Gaz Capital for Gazprom, Series EMTN
4.56% due 12/09/2012	EUR	150,000	192,614
Halliburton Company
5.50% due 10/15/2010		$375,000	379,457
Premcor Refining Group, Inc.
6.75% due 02/01/2011		120,000	125,521

			1,337,706
Pharmaceuticals - 0.14%
Aventis SA, EMTN
4.25% due 09/15/2010	EUR	65,000	87,799
Eli Lilly & Company
5.55% due 03/15/2037		$205,000	191,892
Hospira, Inc.
4.95% due 06/15/2009		80,000	79,660
Omnicare, Inc.
6.75% due 12/15/2013		350,000	325,500
6.875% due 12/15/2015		375,000	349,688
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016		200,000	194,718
Warner Chilcott Corp.
8.75% due 02/01/2015		130,000	129,675

			1,358,932
Publishing - 0.40%
Dex Media East LLC
12.125% due 11/15/2012		100,000	106,750
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013		25,000	23,062
Haights Cross Operating Company
11.75% due 08/15/2011		300,000	308,625
Idearc, Inc.
8.00% due 11/15/2016		1,355,000	1,338,062

The accompanying notes are an integral part of the financial statements.	353

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
Medianews Group, Inc.
6.375% due 04/01/2014	$175,000	$130,813
6.875% due 10/01/2013	275,000	218,625
Morris Publishing Group LLC
7.00% due 08/01/2013	375,000	299,063
Nielsen Finance LLC/Nielsen Finance Co, Series
144A
10.00% due 08/01/2014	175,000	179,375
Quebecor World Capital Corp.
6.125% due 11/15/2013	300,000	260,250
Sun Media Corp.
7.625% due 02/15/2013	325,000	317,688
TL Acquisitions, Inc.
13.25% due 07/15/2015 (b)	500,000	375,000
Valassis Communications Inc
8.25% due 03/01/2015	475,000	403,750

		3,961,063
Railroads & Equipment - 0.15%
American Railcar Industries, Inc.
7.50% due 03/01/2014	475,000	460,750
Canadian National Railway Company
6.25% due 08/01/2034	64,000	64,086
Greenbrier Companies, Inc.
8.375% due 05/15/2015	275,000	269,500
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	125,000	129,375
Norfolk Southern Corp.
5.59% due 05/17/2025	30,000	27,564
6.00% due 04/30/2008	240,000	240,537
7.25% due 02/15/2031	35,000	38,428
Union Pacific Corp.
3.875% due 02/15/2009	125,000	123,168
5.75% due 10/15/2007	85,000	84,973

		1,438,381
Real Estate - 0.49%
AMB Property LP, MTN
5.90% due 08/15/2013	45,000	45,102
Archstone-Smith Operating Trust, REIT
5.25% due 05/01/2015	180,000	173,648
5.625% due 08/15/2014	15,000	14,964
AvalonBay Communities, Inc., MTN
6.625% due 09/15/2011	265,000	277,363
AvalonBay Communities, Inc., REIT
4.95% due 03/15/2013	60,000	58,248
6.125% due 11/01/2012	185,000	190,796
BF Saul, REIT
7.50% due 03/01/2014	150,000	139,500
Camden Property Trust, REIT
4.375% due 01/15/2010	90,000	87,784
Developers Diversified Realty Corp., REIT
3.875% due 01/30/2009	30,000	29,429
Federal Realty Investment Trust
6.00% due 07/15/2012	135,000	135,643

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Felcor Lodging LP, REIT
8.50% due 06/01/2011		$250,000	$261,875
Hospitality Properties Trust
5.625% due 03/15/2017		225,000	214,585
Host Marriott LP, REIT
7.125% due 11/01/2013		400,000	398,000
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016		1,175,000	1,142,688
Kimco Realty Corp., MTN, REIT
4.904% due 02/18/2015		60,000	56,749
Reckson Operating Partnership, REIT
6.00% due 03/31/2016		210,000	201,487
Regency Centers LP, REIT
5.875% due 06/15/2017		120,000	117,210
Simon Property Group LP, REIT
4.60% due 06/15/2010		235,000	229,607
5.75% due 12/01/2015		340,000	334,503
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016		700,000	673,750
Vornado Realty LP, REIT
4.50% due 08/15/2009		35,000	34,317

			4,817,248
Republic of Ireland - 0.10%
Depfa ACS Bank
4.375% due 01/15/2015	EUR	750,000	1,011,935

Retail - 0.27%
Bon-Ton Stores, Inc.
10.25% due 03/15/2014		$425,000	386,750
Costco Wholesale Corp.
5.30% due 03/15/2012		180,000	181,507
Federated Retail Holdings, Inc.
5.35% due 03/15/2012		135,000	133,506
Ferrellgas Escrow LLC
6.75% due 05/01/2014		125,000	118,750
Home Depot, Inc.
3.75% due 09/15/2009		115,000	111,253
5.20% due 03/01/2011		155,000	153,108
5.40% due 03/01/2016		220,000	207,411
JC Penney Company, Inc.
7.375% due 08/15/2008		100,000	100,999
Leslie's Poolmart
7.75% due 02/01/2013		350,000	334,250
Sunstate Equipment Company LLC
10.50% due 04/01/2013		400,000	390,000
Target Corp
5.875% due 07/15/2016		405,000	406,976
Target Corp.
7.50% due 08/15/2010		150,000	159,087

			2,683,597
Retail Grocery - 0.12%
Couche-Tard US LP
7.50% due 12/15/2013		650,000	637,000
Pathmark Stores, Inc.
8.75% due 02/01/2012		50,000	49,500

The accompanying notes are an integral part of the financial statements.	354

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Retail Grocery (continued)
Safeway, Inc.
4.125% due 11/01/2008		$65,000	$64,251
The Kroger Company
8.05% due 02/01/2010		430,000	455,040

			1,205,791
Retail Trade - 0.30%
American Greetings Corp.
7.375% due 06/01/2016		100,000	94,500
Fortune Brands, Inc.
5.125% due 01/15/2011		70,000	68,843
FTD, Inc.
7.75% due 02/15/2014		250,000	232,500
GSC Holdings Corp.
8.00% due 10/01/2012		825,000	849,750
J.C. Penney Company, Inc.
9.00% due 08/01/2012		400,000	455,003
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015		300,000	316,500
Payless Shoesource, Inc.
8.25% due 08/01/2013		25,000	23,125
The Pantry, Inc.
7.75% due 02/15/2014		375,000	356,250
Wal-Mart Stores, Inc.
4.75% due 01/29/2013	GBP	204,000	389,583
6.875% due 08/10/2009		$155,000	160,373

			2,946,427
Sanitary Services - 0.16%
Allied Waste North America, Inc.
6.875% due 06/01/2017		650,000	630,500
7.875% due 04/15/2013		225,000	228,375
Allied Waste North America, Inc., Series B
9.25% due 09/01/2012		50,000	52,250
Casella Waste Systems, Inc.
9.75% due 02/01/2013		625,000	626,562
Oakmont Asset Trust
4.514% due 12/22/2008		20,000	19,819
Waste Management, Inc.
7.375% due 05/15/2029		15,000	16,004

			1,573,510
Semiconductors - 0.37%
Avago Technologies Finance
10.125% due 12/01/2013		375,000	391,875
Conexant Systems, Inc.
4.00% due 03/01/2026		175,000	141,946
Flextronics International, Ltd.
6.25% due 11/15/2014		225,000	207,000
Freescale Semiconductor Inc
9.235% due 12/15/2014 (b)		650,000	598,000
Freescale Semiconductor, Inc.
10.125% due 12/15/2016		400,000	348,000
National Semiconductor Corp
6.15% due 06/15/2012		300,000	305,420
NXP BV / NXP Funding LLC
8.11% due 10/15/2013 (b)		500,000	453,125
9.50% due 10/15/2015		400,000	346,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Semiconductors (continued)
Spansion LLC
11.25% due 01/15/2016		$275,000	$260,562
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		100,000	100,000
7.50% due 07/19/2010		500,000	500,000

			3,651,928
Software - 0.07%
Oracle Corp.
5.00% due 01/15/2011		480,000	477,627
Serena Software, Inc.
10.375% due 03/15/2016		125,000	124,375
SS&C Technologies, Inc.
11.75% due 12/01/2013		100,000	105,500

			707,502
Steel - 0.05%
Gerdau Ameristeel Corp.
10.375% due 07/15/2011		150,000	157,875
Metals USA, Inc.
11.125% due 12/01/2015		100,000	106,500
Tube City IMS Corp.
9.75% due 02/01/2015		275,000	269,500

			533,875
Supranational - 0.29%
Eurofima, EMTN
6.50% due 08/22/2011	AUD	515,000	416,695
European Investment Bank
8.75% due 08/25/2017	GBP	350,000	877,065
European Investment Bank, Series EMTN
4.75% due 10/15/2017	EUR	965,000	1,346,335
8.00% due 10/21/2013	ZAR	1,650,000	212,216

			2,852,311
Telecommunications Equipment &
Services - 1.14%
British Telecommunications PLC
8.00% due 12/07/2016	GBP	150,000	337,330
Citizens Communications Co
6.625% due 03/15/2015		$450,000	430,875
Citizens Communications Company
6.25% due 01/15/2013		100,000	96,000
7.125% due 03/15/2019		1,200,000	1,143,000
9.00% due 08/15/2031		625,000	614,063
Csc Holdings
7.625% due 07/21/2018		250,000	241,094
Deutsche Telekom International Finance BV
3.875% due 07/22/2008		85,000	83,884
Digicel Group, Ltd.
8.875% due 01/15/2015		300,000	274,140
Digicel Ltd, Series REGS
9.25% due 09/01/2012		125,000	125,625
Dycom Industries, Inc.
8.125% due 10/15/2015		275,000	275,000
France Telecom SA
7.75% due 03/01/2011		520,000	556,500

The accompanying notes are an integral part of the financial statements.	355

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
GCI, Inc.
7.25% due 02/15/2014		$425,000	$393,125
Hellas Telecommunications II
11.115% due 01/15/2015 (b)		425,000	416,500
Insight Midwest LP
9.75% due 10/01/2009		52,000	52,000
Intelsat Subsidiary Holding Company, Ltd.
8.25% due 01/15/2013		225,000	226,125
iPCS, Inc.
7.48125% due 05/01/2013 (b)		425,000	410,125
8.60625% due 05/01/2014		400,000	384,000
Level 3 Communications, Inc.
6.00% due 09/15/2009		87,000	81,345
6.00% due 03/15/2010		88,000	81,400
Level 3 Financing, Inc.
9.25% due 11/01/2014		650,000	625,625
Lucent Technologies, Inc.
6.50% due 01/15/2028		825,000	693,000
Orascom Telecom Finance SCA, Series REGS
7.875% due 02/08/2014		110,000	101,383
PAETEC Holding Corp.
9.50% due 07/15/2015		350,000	334,250
PanAmSat Corp.
9.00% due 08/15/2014		400,000	407,000
SBC Communications, Inc.
5.625% due 06/15/2016		550,000	542,545
6.45% due 06/15/2034		405,000	402,955
Suncom Wireless, Inc.
8.50% due 06/01/2013		425,000	427,656
Syniverse Technologies, Inc., Series B
7.75% due 08/15/2013		50,000	46,250
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014		325,000	336,375
Verizon Global Funding Corp.
7.25% due 12/01/2010		110,000	116,096
7.75% due 12/01/2030		265,000	300,267
Wind Acquisition Finance SA
10.75% due 12/01/2015		450,000	463,500
Windstream Corp
7.00% due 03/15/2019		100,000	94,250

			11,113,283
Telephone - 1.00%
AT&T Corp.
7.3 due 11/15/2011 (b)		50,000	53,556
AT&T, Inc.
5.30% due 11/15/2010		785,000	783,615
5.785% due 11/14/2008 (b)		100,000	100,169
BellSouth Corp.
5.6825% due 11/15/2007 (b)		110,000	110,017
France Telecom SA, Series EMTN
7.25% due 01/28/2013	EUR	80,000	119,762
Nordic Telephone Company Holdings
8.25% due 05/01/2016		100,000	137,764
8.875% due 05/01/2016		$1,150,000	1,190,250

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Telephone (continued)
Qwest Corp.
6.50% due 06/01/2017		$500,000	$485,000
7.50% due 10/01/2014		975,000	999,375
7.875% due 09/01/2011		100,000	104,625
8.61% due 06/15/2013 (b)		125,000	131,875
8.875% due 03/15/2012		150,000	162,375
Sprint Capital Corp.
6.875% due 11/15/2028		277,000	269,623
6.90% due 05/01/2019		560,000	569,210
7.625% due 01/30/2011		120,000	127,461
8.375% due 03/15/2012		150,000	165,747
Sprint Nextel Corp
5.76% due 06/28/2010 (b)		105,000	104,905
Telecom Italia Capital SA
4.00% due 01/15/2010		150,000	145,117
5.25% due 11/15/2013		830,000	799,657
Telecom Italia Finance SA, EMTN
5.875% due 01/24/2008	EUR	14,000	19,153
6.875% due 01/24/2013		130,000	190,585
7.25 due 04/20/2011		50,000	73,039
Telefonica Emisiones SAU
5.984% due 06/20/2011		$185,000	187,446
6.221% due 07/03/2017		235,000	236,656
Telefonica Emisones SAU
6.421% due 06/20/2016		325,000	332,134
Telefonica Europe BV, EMTN
5.125% due 02/14/2013	EUR	100,000	136,922
Telefonos de Mexico SA de CV
4.50% due 11/19/2008		$120,000	118,920
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015		225,000	232,387
Windstream Corp.
8.625% due 08/01/2016		1,660,000	1,734,700

			9,822,045
Tires & Rubber - 0.11%
Cooper-Standard Automotive, Inc.
8.375% due 12/15/2014		25,000	21,625
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		488,000	495,613
9.13475% due 12/01/2009 (b)		575,000	575,000

			1,092,238
Tobacco - 0.03%
Imperial Tobacco Finance PLC, EMTN
6.875% due 06/13/2012	GBP	49,000	100,446
Reynolds American, Inc.
6.50% due 07/15/2010		$45,000	45,922
7.25% due 06/01/2013		175,000	181,236

			327,604
Transportation - 0.34%
Bombardier, Inc.
6.30% due 05/01/2014		575,000	549,125
6.75% due 05/01/2012		425,000	422,875
7.45% due 05/01/2034		375,000	367,500

The accompanying notes are an integral part of the financial statements.	356

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Transportation (continued)
Bristow Group, Inc.
6.125% due 06/15/2013		$425,000	$404,813
Burlington Northern Santa Fe Corp.
5.65% due 05/01/2017		268,000	265,225
6.15% due 05/01/2037		436,000	422,666
CHC Helicopter Corp.
7.375% due 05/01/2014		350,000	325,500
FedEx Corp.
5.50% due 08/15/2009		215,000	216,658
Mobile Services Group, Inc.
9.75% due 08/01/2014		325,000	327,437

			3,301,799
Trucking & Freight - 0.02%
Saint Acquisition Corp.
12.50% due 05/15/2017		250,000	169,375

Utility Service - 0.10%
Baltimore Gas & Electric Co
5.90% due 10/01/2016		285,000	284,136
Public Service Company of New Mexico
4.40% due 09/15/2008		210,000	207,663
Public Service Electric & Gas Company
5.70% due 12/01/2036		355,000	333,909
Veolia Environnement, EMTN
4.875% due 05/28/2013	EUR	50,000	67,581
5.875% due 02/01/2012		30,000	42,348

			935,637

TOTAL CORPORATE BONDS (Cost $244,554,401)			$241,412,306

FOREIGN BONDS - 0.01%

Netherlands - 0.01%
Cemex Finance Europe BV
4.75% due 03/05/2014		50,000	64,950

TOTAL FOREIGN BONDS (Cost $66,457)			$64,950

CONVERTIBLE BONDS - 0.08%

Insurance - 0.00%
Fortis Insurance NV
7.75% due 01/26/2008		$25,000	32,477

Telecommunications Equipment &
Services - 0.08%
Nortel Networks Ltd.
10.125% due 07/15/2013		75,000	76,688
Nortel Networks, Ltd.
9.61% due 07/15/2011 (b)		700,000	701,750

			778,438

TOTAL CONVERTIBLE BONDS (Cost $820,335)			$810,915

MUNICIPAL BONDS - 0.09%

California - 0.02%
State of California
5.25% due 04/01/2034		100,000	108,493
5.50% due 11/01/2033		100,000	104,771

			213,264

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)

Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	$120,000	$116,777

New York - 0.02%
New York City Housing Development Corp.
6.42% due 11/01/2027	155,000	158,698

Oregon - 0.01%
State of Oregon
5.892% due 06/01/2027	60,000	61,159

West Virginia - 0.03%
Tobacco Settlement Finance Authority of West
Virginia, Tobacco Settlement Funded
7.467% due 06/01/2047	330,000	318,341

TOTAL MUNICIPAL BONDS (Cost $880,133)		$868,239

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.77%
Federal Home Loan Mortgage Corp., Series
2003-32, Class PG
5.00% due 10/25/2027	350,000	347,028
American Tower Trust, Series 2007-1A, Class D
5.956% due 04/15/2037	350,000	298,334
Banc of America Commercial Mortgage Inc, Series
2005-3, Class A2
4.501% due 07/10/2043	640,000	625,744
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A1
3.878% due 09/11/2036	81,910	79,340
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	796,000	764,644
Banc of America Mortgage Securities,
Series 2004-A, Class 2A2
4.106% due 02/25/2034 (b)	248,744	244,503
Banc of America Mortgage Securities,
Series 2004-D, Class 2A2
4.1969% due 05/25/2034 (b)	114,224	112,175
Banc of America Mortgage Securities,
Series 2004-H, Class 2A2
4.740849% due 09/25/2034 (b)	249,946	246,747
Banc of America Mortgage Securities,
Series 2004-I, Class 3A2
4.8785% due 10/25/2034 (b)	124,944	123,001
Banc of America Mortgage Securities,
Series 2005-J, Class 2A1
5.089482% due 11/25/2035 (b)	461,208	455,716
Banc of America Mortgage Securities,
Series 2005-J, Class 3A1
5.259093% due 11/25/2035 (b)	240,633	237,610
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW13, Class AAB
5.53% due 09/11/2041	50,000	49,687
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030	100,000	100,155

The accompanying notes are an integral part of the financial statements.	357

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83% due 08/15/2038	$320,000	$309,667
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class A4
4.674% due 06/11/2041	578,000	546,405
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A1
4.498% due 09/11/2042	110,799	109,182
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	462,000	446,740
Bear Stearns Commercial Mortgage Securities,
Series 2005-T18, Class A1
4.274% due 02/13/2042 (b)	407,653	400,609
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A1
4.94% due 10/12/2042	34,842	34,547
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A1
5.546% due 09/11/2038 (b)	182,249	182,615
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A4
5.895% due 09/11/2038 (b)	1,900,000	1,917,141
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW15, Class AAB
5.315% due 02/11/2044	500,000	490,360
Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class A1
5.085% due 12/11/2040	818,891	814,047
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Class AAB
5.608% due 10/15/2048	285,000	284,301
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A1
5.046% due 07/15/2044	246,258	244,668
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.225% due 07/15/2044 (b)	550,000	540,904
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4, Class ASB
5.278% due 12/11/2049	650,000	636,050
Commercial Mortgage Pass Through Certificates,
Series 2007-C9, Class A4
6.0103% due 12/10/2049 (b)	1,050,000	1,061,573
Credit Suisse Mortgage Capital Certificates, Series
2007-C4, Class A1
5.54% due 09/15/2039	140,000	140,350
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A1
4.771% due 09/15/2039	261,337	257,655
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467% due 09/15/2039	950,000	935,004
Credit Suisse Mortgage Capital Certificates,
Series 2007-C1, Class A1
5.227% due 02/15/2040	305,698	304,030

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class A4
4.832% due 04/15/2037	$575,000	$548,957
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	605,553	620,621
Federal Home Loan Mortgage Corp., Series
1994-1671, Class G
6.50% due 08/15/2023	4,059	4,057
Federal Home Loan Mortgage Corp., Series
2003-2586, Class NJ
4.50% due 08/15/2016	309,964	305,287
Federal Home Loan Mortgage Corp., Series
2003-2614, Class IH
4.50% IO due 05/15/2016	246,295	21,414
Federal Home Loan Mortgage Corp., Series
2003-2627, Class IE
4.50% IO due 04/15/2018	72,775	6,334
Federal Home Loan Mortgage Corp., Series
2003-2631, Class KI
4.50% IO due 01/15/2015	168,859	6,388
Federal Home Loan Mortgage Corp., Series
2003-2631, Class LI
4.50% IO due 06/15/2011	3,025	3
Federal Home Loan Mortgage Corp., Series
2003-2631, Class MV
4.00% due 01/15/2022	71,708	71,480
Federal Home Loan Mortgage Corp., Series
2003-2681, Class PC
5.00% due 01/15/2019	255,000	254,405
Federal Home Loan Mortgage Corp., Series
2003-2686, Class JG
5.50% due 04/15/2028	847,000	847,584
Federal Home Loan Mortgage Corp., Series
2003-41, Class YV
5.50% due 04/25/2014	268,097	269,918
Federal Home Loan Mortgage Corp., Series
2004-2844, Class PQ
5.00% due 05/15/2023	149,000	148,956
Federal Home Loan Mortgage Corp., Series
2004-2872, Class YB
5.00% due 06/15/2023	318,000	317,578
Federal Home Loan Mortgage Corp., Series
2004-2882, Class YB
5.00% due 10/15/2027	400,000	397,473
Federal Home Loan Mortgage Corp., Series
2005-2934, Class NB
5.00% due 01/15/2028	106,000	105,194
Federal Home Loan Mortgage Corp., Series
2005-R003, Class VA
5.50% due 08/15/2016	499,369	501,157
Federal Home Loan Mortgage Corp., Series
2006-3123, Class VB
6.00% due 09/15/2013	244,177	252,203
Federal Home Loan Mortgage Corp., Series
2006-3152, Class DA
6.00% due 09/15/2025	190,524	192,588

The accompanying notes are an integral part of the financial statements..	358

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2006-3177, Class PA
6.00% due 12/15/2026	$367,251	$371,343
Federal Home Loan Mortgage Corp., Series
2006-3195, Class PN
6.50% due 08/15/2030	1,094,493	1,120,377
Federal Home Loan Mortgage Corp., Series
2006-R007, Class VA
6.00% due 09/15/2016	181,662	185,148
Federal Home Loan Mortgage Corp., Stated Final,
Series 2004-SF4, Class C
3.32% due 12/15/2011	64,000	61,856
Federal Home Loan Mortgage Corp.,
Stated Final, Series 2004-SF4, Class B
2.37% due 12/15/2009	39,210	38,988
Federal Home Loan Mortgage Corp., Strips, Series
1998-199, Class PO
zero coupon PO due 08/01/2028	10,390	8,077
Federal National Mortgage Association Interest
Strip, Series 2002-319, Class 2
6.50% IO due 02/01/2032	39,109	9,849
Federal National Mortgage Association, Series
1993-8, Class L
9.00% due 01/25/2008	799	800
Federal National Mortgage Association, Series
2002-74, Class PJ
5.00% due 03/25/2015	421,052	419,809
Federal National Mortgage Association, Series
2002-84, Class VA
5.50% due 11/25/2013	193,365	194,617
Federal National Mortgage Association, Series
2003-40, Class NI
5.50% IO due 11/25/2028	48,768	2,898
Federal National Mortgage Association, Series
2003-92, Class NM
3.50% due 04/25/2013	235,077	232,700
Federal National Mortgage Association, Series
2004-21, Class AC
4.00% due 05/25/2016	75,274	73,823
Federal National Mortgage Association, Series
2006-3136, Class PB
6.00% due 01/15/2030	411,000	418,200
Federal National Mortgage Association, Series
2006-B2, Class AB
5.50% due 05/25/2014	417,838	419,017
Freddie Mac REMICS, Series 2003-2568, Class KA
4.25% due 12/15/2021	333,398	322,232
Freddie Mac REMICS, Series 2007-3354, Class PA
5.50% due 07/15/2028	700,000	703,808
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531% due 05/15/2033	465,000	479,942
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A1
5.082% due 11/10/2045	444,173	441,679

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Government National Mortgage Association, Series
1997-16, Class PL
6.50% due 10/20/2027	$322,000	$331,442
Government National Mortgage Association, Series
1998-12, Class Z
6.50% due 05/20/2028	49,809	50,324
Government National Mortgage Association, Series
1998-6, Class EA
zero coupon PO due 03/16/2028	37,866	32,064
Government National Mortgage Association, Series
2001-48, Class PC
6.50% due 10/20/2031	325,457	332,258
Government National Mortgage Association, Series
2001-56, Class PH
6.50% due 11/20/2031	290,446	296,520
Government National Mortgage Association, Series
2003-3, Class LM
5.50% due 02/20/2032	401,000	400,924
Government National Mortgage Association, Series
2003-49, Class C
4.485% due 10/16/2033 (b)	67,000	61,870
Government National Mortgage Association, Series
2004-1, Class 1
zero coupon PO due 07/20/2034	256,103	188,076
Government National Mortgage Association, Series
2004-43, Class D
4.994% due 03/16/2030 (b)	56,000	54,336
Government National Mortgage Association, Series
2004-44, Class PC
5.50% due 05/20/2031	688,000	691,204
Government National Mortgage Association, Series
2005-94, Class PB
5.50% due 12/20/2035	135,000	130,316
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A2
3.835% due 06/10/2036	20,837	20,779
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A3
4.344% due 06/10/2036	175,000	172,659
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A2
4.305% due 08/10/2042	1,680,000	1,642,586
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	146,000	140,797
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A1
5.233% due 03/10/2039	317,852	316,267
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444% due 03/10/2039	700,000	686,177
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	1,740,000	1,721,029

The accompanying notes are an integral part of the financial statements.	359

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244% due 04/15/2035	$1,145,371	$1,152,679

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC, Class A3
6.26% due 03/15/2033	276,491	282,239

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class A1
4.613% due 10/15/2042	13,763	13,637

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	621,000	599,674

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class A1
5.28% due 12/12/2043	212,650	211,865

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A1
5.17% due 05/15/2047	272,887	271,063
LB-UBS Commercial Mortgage Trust, Series
2007-C2, Class A3
5.43% due 02/15/2040	50,000	48,936
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636% due 11/15/2027	610,871	600,988
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246% due 03/15/2029	1,360,000	1,319,917
LB-UBS Commercial Mortgage Trust,
Series 2004-C4, Class A2
4.567% due 06/15/2029 (b)	707,000	698,539
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class A4
4.742% due 02/15/2030	548,000	521,948
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A1
5.018% due 02/15/2031	261,000	259,291
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156% due 02/15/2031	2,017,500	1,954,843
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.81% due 08/12/2041	485,000	493,489
Morgan Stanley Capital I, Series 2007-IQ15, Class
A4
6.078% due 06/11/2049 (b)	1,500,000	1,517,100
Morgan Stanley Capital I, Series 2007-T27, Class A1
5.606% due 06/11/2042	675,139	678,576
Morgan Stanley Capital I, Series 2007-T27, Class A2
5.804% due 06/11/2042 (b)	200,000	201,374
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.804% due 06/11/2042 (b)	600,000	597,267

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Dean Witter
Capita I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	$32,537	$32,462
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	366,000	371,967
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041	210,111	211,637
Vendee Mortgage Trust, Series 1996-3, Class 4
9.5973% due 03/15/2025 (b)	12,799	13,752
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.7973% due 01/25/2034 (b)	595,855	578,726
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 2A2
4.5451% due 03/25/2035 (b)	427,798	420,740
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 3A1
4.938034% due 03/25/2035 (b)	254,022	249,711
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 1A1
6.025% due 09/25/2036 (b)	1,465,668	1,470,545
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR16, Class A1
5.670079% due 10/25/2036 (b)	977,533	974,177

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $46,892,037)		$46,734,062

ASSET BACKED SECURITIES - 2.16%
USAA Auto Owner Trust, Series 2007-1, Class A4
5.55% due 02/15/2013	775,000	777,659
Volkswagen Auto Loan Enhanced Trust, Series
2005-1, Class A4
4.86% due 04/20/2012	630,000	625,346
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53% due 01/06/2014	1,570,000	1,571,693
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.64% due 12/25/2028	61,772	61,504
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	342,000	340,437
Cabela's Master Credit Card Trust, Series 2005-1A,
Class A1
4.97% due 10/15/2013	140,000	139,249
Capital Auto Receivables Asset Trust,
Series 2004-1, Class A4
2.64% due 11/17/2008	79,491	79,381
Capital Auto Receivables Asset Trust,
Series 2004-1, Class CTFS
2.84% due 09/15/2010	149,000	148,808
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class B
5.50% due 04/20/2010	275,000	274,000
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4A
5.32% due 03/20/2010	1,575,000	1,571,594

The accompanying notes are an integral part of the financial statements.	360

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4B
5.7213% due 03/20/2010 (b)	$325,000	$324,923
Capital One Multi-Asset Execution Trust, Series
2007-C3, Class C3
5.90% due 04/15/2013	125,000	122,615
Capital One Prime Auto Receivables Trust,
Series 2006-1, Class A4
5.01% due 11/15/2011	260,000	258,516
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599% due 09/25/2031	25,696	21,825
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-4, Class 2A1
6.245% due 10/25/2032 (b)	17,567	17,259
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2003-3, Class 1A6
3.717% due 10/25/2014	221,076	208,040
Citibank Credit Card Issuance Trust, Series
2007-A5, Class A5
5.50% due 06/22/2012	1,075,000	1,085,078
CNH Equipment Trust, Series 2003-B, Class A4B
3.38% due 02/15/2011	111,677	111,219
CNH Equipment Trust, Series 2007-A, Class A3
4.99% due 10/15/2010	325,000	324,644
CNH Equipment Trust, Series 2007-A, Class B
5.08% due 06/16/2014	295,000	296,943
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42% due 03/01/2015	450,000	478,517
Florida Power & Light Recovery Funding LLC,
Series 2007-A, Class A2
5.044% due 08/01/2015	700,000	708,053
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08% due 09/17/2012	340,000	340,533
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4
4.51% due 12/22/2014	337,000	334,888
Harley-Davidson Motorcycle Trust,
Series 2003-3, Class A2
2.76% due 05/15/2011	40,554	40,275
Harley-Davidson Motorcycle Trust,
Series 2003-4, Class A2
2.69% due 04/15/2011	48,938	48,072
Honda Auto Receivables Owner Trust,
Series 2007-1, Class A3
5.10% due 03/18/2011	450,000	449,156
Household Affinity Credit Card Master Note Trust I,
Series 2003-1, Class A
5.7313% due 02/15/2010 (b)	106,000	106,009
Household Automotive Trust,
Series 2006-2, Class A4
5.67% due 05/17/2013	220,000	221,053

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26% due 11/15/2012	$515,000	$513,322
John Deere Owner Trust, Series 2005-A, Class A4
4.16% due 05/15/2012	50,000	49,521
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	250,000	252,576
JP Morgan Auto Receivables Trust,
Series 2007-A, Class A4
5.19% due 02/15/2014	240,000	240,300
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	140,000	139,013
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A
5.737% due 04/20/2028	745,966	758,434
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class B
5.827% due 04/20/2028	24,660	25,083
Marriott Vacation Club Owner Trust,
Series 2006-2A, Class A
5.362% due 10/20/2028	278,277	271,851
MBNA Credit Card Master Note Trust, Series
2006-C3, Class C3
5.901% due 10/15/2013 (b)	415,000	404,526
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10% due 10/15/2012	1,350,000	1,318,484
Nissan Auto Receivables Owner Trust,
Series 2004-A, Class A4
2.76% due 07/15/2009	151,726	150,151
Nordstrom Private Label
Credit Card Master Note Trust,
Series 2007-1A, Class A
4.92% due 05/15/2013	350,000	348,688
Onyx Acceptance Owner
Trust, Series 2005-A, ClassA4
3.91% due 09/15/2011	250,000	247,316
Peco Energy Transition Trust,
Series 2000-A, Class A4
7.65% due 03/01/2010	500,000	525,685
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	447,000	465,330
PP&L Transition Bond Company LLC,
Series 1999-1, Class A8
7.15% due 06/25/2009	109,362	110,811
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61% due 06/15/2015	281,000	300,286
Reliant Energy Transport Bond Company,
Series 2001-1, Class A4
5.63% due 09/15/2015	334,000	339,368
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2, Class A1
3.60% due 04/25/2033	31,753	30,449

The accompanying notes are an integral part of the financial statements.	361

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES
(continued)
Sovereign Bank Home Equity Loan Trust,
Series 2000-1, Class A6
7.25% due 02/25/2015		$6,690	$6,703
Susquehanna Auto Lease Trust,
Series 2006-1, Class A3
5.21% due 03/16/2009		200,000	199,260
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.41% due 08/12/2011		300,000	299,484
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012		500,000	500,570
USAA Auto Owner Trust, Series 2005-2, Class A4
4.17% due 02/15/2011		150,000	147,693
Volkswagen Auto Lease Trust,
Series 2006-A, Class A4
5.54% due 04/20/2011		245,000	245,458
Volkswagen Auto Loan Enhanced Trust,
Series 2007-1, Class A3
5.20% due 01/20/2010		475,000	474,035
Wachovia Auto Loan Owner Trust 2006-1, Series
2007-1, Class A3A
5.29% due 04/20/2012		350,000	349,576
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)		1,075,000	1,066,984
Wachovia Auto Owner Trust,
Series 2006-A, Class A4
5.38% due 03/20/2013		225,000	225,007

TOTAL ASSET BACKED SECURITIES
(Cost $21,103,772)			$21,093,253

SHORT TERM INVESTMENTS - 5.91%
Egypt Treasury Bills, Series 364
zero coupon due 11/20/2007	EGP	600,000	$104,034
Egypt Treasury Bills, Series 364
zero coupon due 03/18/2008		1,000,000	169,055
John Hancock Cash Investment Trust (c)		$3,743,553	3,743,553
Malaysia Treasury Bill, Series 364
zero coupon due 07/04/2008	MYR	98,000	27,187
Malaysia Treasury Bill, Series 182
zero coupon due 12/28/2007 to
01/11/2008		2,286,000	645,364
T. Rowe Price Reserve Investment
Fund (c)		$53,165,386	53,165,386

TOTAL SHORT TERM INVESTMENTS
(Cost $57,862,439)			$57,854,579

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.42%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$4,143,117 on 09/04/2007,
collateralized by $4,210,000
Federal Home Loan Bank, 5.375%
due 08/14/2009 (valued at
$4,225,788, including interest)	$4,141,000	$4,141,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,141,000)		$4,141,000

Total Investments (Spectrum Income Fund)
(Cost $968,187,493) - 100.66%		$985,658,111
Liabilities in Excess of Other Assets - (0.66)%		(6,420,010)

TOTAL NET ASSETS - 100.00%		$979,238,101

Strategic Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 7.39%

Treasury Inflation Protected
Securities (d) - 3.83%
1.875% due 07/15/2015	$921,146 $	888,042
2.00% due 01/15/2016 to 01/15/2026	5,248,450	4,939,122
2.375% due 01/15/2017 to 01/15/2027	10,103,718	10,066,000
2.50% due 07/15/2016	680,876	688,057
3.375% due 04/15/2032	363,859	435,750
3.875% due 01/15/2009 to 04/15/2029	786,103	945,438

		17,962,409
U.S. Treasury Bonds - 1.48%
4.50% due 02/15/2036	350,000	331,762
4.75% due 02/15/2037	4,600,000	4,537,468
5.00% due 05/15/2037	1,280,000	1,313,899
6.125% due 08/15/2029 ****	350,000	408,926
7.125% due 02/15/2023	280,000	348,665

		6,940,720
U.S. Treasury Notes - 2.04%
3.625% due 07/15/2009	1,620,000	1,603,800
4.50% due 03/31/2012 to 05/15/2017	7,050,000	7,118,061
4.625% due 12/31/2011	540,000	547,763
4.75% due 08/15/2017	260,000	264,266
5.125% due 05/15/2016	4,000	4,171

		9,538,061
U.S. Treasury Strips - 0.04%
zero coupon due 05/15/2030	630,000	208,550

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $33,920,243)		$34,649,740

U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.54%
Federal Home Loan Bank - 0.16%
5.40% due 01/02/2009	730,000	730,200

The accompanying notes are an integral part of the financial statements.	362

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. - 0.06%
5.125% due 04/18/2011		$280,000	$283,740
8.00% due 05/01/2010		2,724	2,790
8.50% due 05/01/2008		623	631

			287,161
Federal National Mortgage
Association - 32.01%
5.00% TBA **		71,130,000	67,595,693
5.50% due 04/01/2036		2,930,815	2,845,430
5.50% TBA **		44,070,000	43,273,337
5.625% due 05/19/2011		1,220,000	1,236,246
5.916% due 11/01/2035		281,503	285,994
6.00% due 04/18/2036		640,000	649,160
6.00% TBA **		26,650,000	26,615,383
6.50% due 10/01/2032 to 05/01/2037		6,154,791	6,251,999
6.50% TBA **		1,100,000	1,116,500
7.50% due 07/01/2030 to 02/01/2031		53,279	55,668
8.00% due 07/01/2027 to 08/01/2027		40,957	43,307
8.80% due 01/25/2019		27,610	29,412
10.40% due 04/25/2019		9,047	9,722

			150,007,851
Government National Mortgage
Association - 3.31%
5.00% due 06/15/2033 to 08/15/2035		2,917,342	2,815,213
6.00% due 01/15/2037		8,585,238	8,626,962
6.00% TBA **		800,000	803,750
6.50% TBA **		3,200,000	3,260,000
7.50% due 04/15/2022 to 10/15/2027		13,438	14,096

			15,520,021

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $166,136,940)			$166,545,233

FOREIGN GOVERNMENT OBLIGATIONS - 5.73%

Brazil - 2.61%
Federative Republic of Brazil
6.00% due 05/15/2045	BRL	694,000	550,285
6.00% due 05/15/2015		633,000	506,794
8.00% due 01/15/2018		$1,590,000	1,749,000
10.00% due 07/01/2010	BRL	12,360,000	6,113,007
10.00% due 01/01/2010		1,000	498
11.00% due 08/17/2040		$2,519,000	3,333,896

			12,253,480
Colombia - 0.09%
Republic of Colombia
7.375% due 09/18/2037		377,000	399,808

Indonesia - 0.36%
Republic of Indonesia, Series FR40
11.00% due 09/15/2025	IDR	14,993,000,000	1,700,096

Italy - 0.10%
Republic of Italy
5.804% due 10/25/2032		$440,000	449,658

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Mexico - 0.33%
Government of Mexico
5.625% due 01/15/2017	$684,000	$683,658
6.75% due 09/27/2034	774,000	840,564

		1,524,222
Panama - 0.24%
Republic of Panama
6.70% due 01/26/2036	121,000	119,790
9.375% due 04/01/2029 ***	784,000	1,023,120

		1,142,910
Russia - 1.09%
Russian Federation, Series REGS
7.50% due 03/31/2030	4,601,875	5,117,285
Turkey - 0.91%
Republic of Turkey
11.875% due 01/15/2030	2,790,000	4,261,725

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $26,298,391)		$26,849,184

CORPORATE BONDS - 42.17%

Advertising - 0.14%
Lamar Media Corp.
6.625% due 08/15/2015	140,000	133,700
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	500,000	512,500

		646,200
Aerospace - 0.18%
Alliant Techsystems, Inc.
6.75% due 04/01/2016	135,000	132,300
DRS Technologies, Inc.
6.875% due 11/01/2013	400,000	392,000
7.625% due 02/01/2018	25,000	24,500
Hawker Beechcraft Acquisition Company LLC
9.75% due 04/01/2017	285,000	282,150
Hawker Beechcraft Acquisition Company LLC, PIK
8.875% due 04/01/2015	30,000	29,250

		860,200
Air Travel - 0.10%
Continental Airlines, Inc.
6.541% due 09/15/2008	11,632	11,516
8.75% due 12/01/2011	100,000	93,500
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015	360,000	358,200

		463,216
Aluminum - 0.05%
Novelis, Inc.
7.25% due 02/15/2015	235,000	227,950

Apparel & Textiles - 0.05%
Levi Strauss & Company
9.75% due 01/15/2015	230,000	238,050

The accompanying notes are an integral part of the financial statements.	363

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Auto Parts - 0.12%
Keystone Automotive Operations
9.75% due 11/01/2013	$170,000	$136,000
Visteon Corp.
8.25% due 08/01/2010	510,000	436,050

		572,050
Auto Services - 0.21%
Hertz Corp.
8.875% due 01/01/2014	260,000	269,100
10.50% due 01/01/2016	260,000	280,800
Penhall International Corp.
12.00% due 08/01/2014	435,000	452,400

		1,002,300
Automobiles - 3.27%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008	910,000	896,531
Ford Motor Company
4.25% due 12/15/2036	80,000	86,048
6.625% due 10/01/2028	150,000	107,250
7.45% due 07/16/2031	5,985,000	4,488,750
8.875% due 01/15/2022	90,000	75,150
8.90% due 01/15/2032	100,000	83,000
General Motors Corp.
8.25% due 07/15/2023	100,000	79,750
8.375% due 07/15/2033	11,880,000	9,533,700

		15,350,179
Banking - 2.21%
Bank of America Corp.
5.42% due 03/15/2017	1,100,000	1,057,632
Glitnir Banki HF
6.33% due 07/28/2011	440,000	455,589
6.693% due 06/15/2016 (b)	620,000	648,509
HSBC Bank PLC, Series EMTN
7.00% due 11/01/2011	208,835	209,357
HSBC Bank USA, Series BKNT
6.9704% due 11/01/2011 (b)	26,285	26,666
6.9809% due 11/01/2011 (b)	27,312	27,708
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)	606,000	567,860
ICICI Bank, Ltd., Series REGS
6.375% due 04/30/2022 (b)	340,000	311,399
Kaupthing Bank
5.758% due 04/12/2011 ***	1,080,000	1,088,042
7.125% due 05/19/2016	230,000	235,681
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017	1,130,000	1,067,850
TuranAlem Finance BV
8.25% due 01/22/2037	1,490,000	1,273,950
TuranAlem Finance BV, Series REGS
8.25% due 01/22/2037	500,000	427,500
Wachovia Corp.
5.25% due 08/01/2014	1,740,000	1,704,118

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Wells Fargo Company
5.30% due 08/26/2011	$1,250,000	$1,250,888

		10,352,749
Broadcasting - 0.19%
CMP Susquehanna Corp.
9.875% due 05/15/2014	170,000	157,250
News America, Inc.
5.30% due 12/15/2014	605,000	588,847
XM Satellite Radio, Inc.
9.75% due 05/01/2014	50,000	47,500
9.8563% due 05/01/2013 (b)	110,000	102,300

		895,897
Building Materials & Construction - 0.09%
Ainsworth Lumber Company, Ltd.
7.25% due 10/01/2012	50,000	35,750
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	325,000	212,063
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014	275,000	171,875

		419,688
Business Services - 0.36%
Affinion Group, Inc.
10.125% due 10/15/2013	225,000	225,000
11.50% due 10/15/2015	130,000	130,000
Allied Security Escrow Corp.
11.375% due 07/15/2011	225,000	223,875
Electronic Data Systems Corp.
7.125% due 10/15/2009	720,000	740,736
Sungard Data Systems, Inc.
9.125% due 08/15/2013	275,000	283,937
10.25% due 08/15/2015	80,000	82,400

		1,685,948
Cable & Television - 1.19%
Charter Communications Holdings I LLC
11.75% due 05/15/2014	345,000	307,050
12.125% due 01/15/2015	110,000	98,450
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	257,000	251,860
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	220,000	222,200
10.25% due 10/01/2013	167,000	168,670
Charter Communications Holdings LLC
11.75 due 05/15/2011	100,000	96,500
12.125 due 01/15/2012	50,000	48,250
Comcast Corp.
6.50% due 01/15/2015 ***	460,000	474,497
6.50% due 01/15/2017	230,000	236,085
CSC Holdings, Inc.
6.75% due 04/15/2012	250,000	236,250

The accompanying notes are an integral part of the financial statements.	364

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable & Television (continued)
CSC Holdings, Inc., Series B
8.125% due 08/15/2009	$325,000	$327,437
8.125% due 07/15/2009	25,000	25,188
EchoStar DBS Corp.
6.625% due 10/01/2014	825,000	798,188
ION Media Networks, Inc.
11.61% due 01/15/2013 (b)	45,000	45,000
Rogers Cable, Inc.
8.75% due 05/01/2032	350,000	412,617
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	20,000	20,200
Time Warner Entertainment Company LP
8.375% due 07/15/2033	430,000	499,054
Time Warner, Inc.
7.625% due 04/15/2031	955,000	1,035,128
Univision Communications, Inc., PIK
9.75% due 03/15/2015	115,000	109,537
Videotron Ltee.
6.375% due 12/15/2015	200,000	182,500

		5,594,661
Cellular Communications - 0.39%
AT&T Broadband Corp.
8.375% due 03/15/2013	785,000	878,080
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	80,000	78,800
Rogers Wireless, Inc.
7.25% due 12/15/2012	30,000	31,797
8.00% due 12/15/2012	20,000	21,083
Rural Cellular Corp.
8.25% due 03/15/2012	230,000	239,200
8.36% due 06/01/2013 (b)	130,000	132,600
9.875% due 02/01/2010	60,000	62,100
True Move Company, Ltd.
10.75% due 12/16/2013	385,000	385,000

		1,828,660
Chemicals - 0.21%
Arco Chemical Company
9.80% due 02/01/2020	75,000	78,000
Equistar Chemicals LP
10.625% due 05/01/2011	114,000	120,270
Georgia Gulf Corp.
9.50% due 10/15/2014	260,000	240,500
Huntsman International LLC
7.875% due 11/15/2014	75,000	78,375
Lyondell Chemical Company
8.00% due 09/15/2014	70,000	76,125
8.25% due 09/15/2016	55,000	61,600
10.50% due 06/01/2013	20,000	21,550
Methanex Corp.
8.75% due 08/15/2012	125,000	133,750
Montell Finance Company BV
8.10% due 03/15/2027	150,000	130,500
Westlake Chemical Corp.
6.625% due 01/15/2016	65,000	59,800

		1,000,470

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Coal - 0.04%
International Coal Group, Inc.
10.25% due 07/15/2014	$180,000	$168,750

Commercial Services - 0.18%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	310,000	314,650
PGS Solutions, Inc.
9.625% due 02/15/2015	90,000	83,250
Rental Service Corp.
9.50% due 12/01/2014	225,000	220,219
Rental Service Corp., Series 144A
9.50% due 12/01/2014	230,000	225,112

		843,231
Computers & Business Equipment - 0.03%
Activant Solutions, Inc.
9.50% due 05/01/2016	140,000	123,900

Construction Materials - 0.03%
Nortek, Inc.
8.50% due 09/01/2014	150,000	129,750

Containers & Glass - 0.25%
Graham Packaging Company
8.50% due 10/15/2012	5,000	4,875
9.875% due 10/15/2014	235,000	230,300
Graphic Packaging International Corp.
9.50% due 08/15/2013	210,000	212,100
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	50,000	51,250
Owens-Illinois, Inc.
7.35% due 05/15/2008	325,000	325,000
Plastipak Holdings, Inc.
8.50% due 12/15/2015	95,000	96,425
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	125,000	156
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	285,000	271,819

		1,191,925
Crude Petroleum & Natural Gas - 0.89%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	730,000	792,320
Anadarko Petroleum Corp.
5.76% due 09/15/2009 (b)***	730,000	725,881
5.95% due 09/15/2016	50,000	49,724
Chesapeake Energy Corp.
6.25% due 01/15/2018	90,000	84,262
6.50% due 08/15/2017	90,000	85,725
7.00% due 08/15/2014	200,000	199,000
Conoco, Inc.
6.95% due 04/15/2029 ***	1,020,000	1,118,045
Mariner Energy, Inc.
7.50% due 04/15/2013	80,000	76,000
OPTI Canada, Inc.
7.875% due 12/15/2014	220,000	220,550
8.25% due 12/15/2014	125,000	126,563
PetroHawk Energy Corp.
9.125% due 07/15/2013	120,000	125,100

The accompanying notes are an integral part of the financial statements.	365

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas
(continued)
Pogo Producing Company
6.875% due 10/01/2017	$200,000	$201,500
7.875% due 05/01/2013	20,000	20,150
Quicksilver Resources, Inc.
7.125% due 04/01/2016	250,000	238,750
W&T Offshore, Inc.
8.25% due 06/15/2014	105,000	97,912

		4,161,482
Domestic Oil - 0.32%
Exco Resources, Inc.
7.25% due 01/15/2011	335,000	337,513
Stone Energy Corp.
8.25% due 12/15/2011	400,000	393,000
Swift Energy Company
7.625% due 07/15/2011	400,000	396,000
Whiting Petroleum Corp.
7.00% due 02/01/2014	375,000	353,437

		1,479,950
Drugs & Health Care - 0.23%
Humana, Inc.
6.30% due 08/01/2018	1,065,000	1,069,083

Educational Services - 0.07%
Education Management Corp.
8.75% due 06/01/2014	125,000	126,875
10.25% due 06/01/2016	195,000	201,338

		328,213
Electrical Utilities - 3.18%
AES Corp.
7.75% due 03/01/2014 (a)	2,913,000	2,883,870
8.75% due 06/15/2008 (a)	1,150,000	1,170,125
8.875% due 02/15/2011	725,000	744,937
9.375% due 09/15/2010	1,100,000	1,149,500
9.50% due 06/01/2009	880,000	908,600
Dominion Resources, Inc.
5.70% due 09/17/2012	730,000	732,860
Edison Mission Energy
7.00% due 05/15/2017	280,000	264,600
7.20% due 05/15/2019	370,000	349,650
7.625% due 05/15/2027	130,000	120,900
7.75% due 06/15/2016	140,000	141,050
Exelon Corp.
5.625% due 06/15/2035	170,000	151,187
FirstEnergy Corp.
6.45% due 11/15/2011	430,000	444,107
7.375% due 11/15/2031	675,000	743,884
Midwest Generation LLC, Series B
8.56% due 01/02/2016	129,394	137,643
Mirant Americas Generation LLC
8.30% due 05/01/2011	395,000	390,063
Orion Power Holdings, Inc.
12.00% due 05/01/2010	120,000	130,800
Pacific Gas & Electric Company
6.05% due 03/01/2034	490,000	479,931

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
TXU Corp., Series P
5.55% due 11/15/2014	$240,000	$196,889
TXU Corp., Series Q
6.50% due 11/15/2024	1,140,000	914,859
TXU Corp., Series R
6.55% due 11/15/2034	3,600,000	2,847,175

		14,902,630
Electronics - 0.13%
L-3 Communications Corp.
7.625% due 06/15/2012	550,000	559,625
L-3 Communications Corp., Series B
6.375% due 10/15/2015	75,000	72,563

		632,188
Energy - 0.48%
Duke Energy Company
4.20% due 10/01/2008	1,131,000	1,116,799
Dynegy Holdings, Inc.
7.75% due 06/01/2019	330,000	305,250
NRG Energy, Inc.
7.25% due 02/01/2014	150,000	148,500
7.375% due 02/01/2016	700,000	691,250

		2,261,799
Financial Services - 12.21%
Aiful Corp.
5.00% due 08/10/2010	440,000	432,269
Credit Suisse USA, Inc.
5.50% due 08/16/2011	270,000	271,842
Dow Jones CDX NA HY, Series 8-Tranche 1
7.625% due 06/29/2012	17,000,000	15,980,000
E*Trade Financial Corp.
7.375% due 09/15/2013	125,000	111,250
7.875% due 12/01/2015	25,000	21,875
El Paso Performance-Linked Trust
7.75% due 07/15/2011	980,000	1,004,050
Ford Motor Credit Company
7.00% due 10/01/2013	80,000	71,245
7.375% due 10/28/2009	70,000	66,239
7.875% due 06/15/2010	1,875,000	1,760,235
8.00% due 12/15/2016	10,860,000	10,021,879
8.11% due 01/13/2012 (b)	60,000	54,949
9.875% due 08/10/2011	725,000	715,704
10.61% due 06/15/2011 (b)	836,000	833,891
General Motors Acceptance Corp.
4.375% due 12/10/2007	350,000	345,482
5.125% due 05/09/2008	250,000	243,594
5.85% due 01/14/2009	350,000	332,482
8.00% due 11/01/2031	14,255,000	12,806,179
Global Cash Access LLC
8.75% due 03/15/2012	250,000	253,750
Goldman Sachs Group LP
4.50% due 06/15/2010	580,000	569,953
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	1,650,000	1,564,139

The accompanying notes are an integral part of the financial statements.	366

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
International Lease Finance Corp.
5.875% due 05/01/2013	$815,000	$829,471
J.P. Morgan Chase & Company
6.625% due 03/15/2012	970,000	1,017,702
J.P. Morgan Chase London
zero coupon due 11/08/2007	747,000	743,456
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010	775,000	746,659
Morgan Stanley
4.75% due 04/01/2014	1,470,000	1,374,187
5.81% due 10/18/2016 (b)	250,000	239,117
Nell AF SARL
8.375% due 08/15/2015	222,000	197,580
Residential Capital Corp.
6.00% due 02/22/2011	720,000	545,400
Resona Preferred Global Securities (Cayman), Ltd.
7.191% due 12/29/2049 (b)	440,000	442,460
Shinsei Finance Cayman, Ltd.
6.418% due 01/29/2049 (a)(b)	550,000	520,937
Sigma Finance Inc., Series MTN
8.00% due 06/22/2017 (b)	1,320,000	1,321,346
TNK-BP Finance SA
7.50% due 07/18/2016	1,330,000	1,313,375
TNK-BP Finance SA, Series REGS
6.625% due 03/20/2017	480,000	453,360
Ucar Finance, Inc.
10.25% due 02/15/2012	37,000	38,665

		57,244,722
Food & Beverages - 0.05%
Dole Food Company, Inc.
7.25% due 06/15/2010	230,000	212,750

Forest Products - 0.11%
Weyerhaeuser Company
6.75% due 03/15/2012	480,000	494,910

Funeral Services - 0.03%
Service Corp. International
7.50% due 04/01/2027	30,000	27,600
7.625% due 10/01/2018	65,000	65,325
7.875% due 02/01/2013	30,000	30,453

		123,378
Furniture & Fixtures - 0.07%
Norcraft Companies LP
9.00% due 11/01/2011	190,000	190,000
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	160,000	141,600

		331,600
Gas & Pipeline Utilities - 2.42%
El Paso Corp.
7.00% due 06/15/2017	1,330,000	1,325,808
7.375% due 12/15/2012	475,000	485,498
7.75% due 01/15/2032 (a)	5,510,000	5,485,877
7.80% due 08/01/2031 ***	1,783,000	1,775,333
7.875% due 06/15/2012	500,000	519,220

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
El Paso Natural Gas Company
8.375% due 06/15/2032	$480,000	$557,748
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	140,000	132,662
6.30% due 02/01/2009	100,000	101,303
6.75% due 03/15/2011	100,000	103,453
7.125% due 03/15/2012	20,000	20,992
Southern Natural Gas Company
8.00% due 03/01/2032	190,000	212,369
Williams Companies, Inc.
7.625% due 07/15/2019	25,000	26,563
7.875% due 09/01/2021	275,000	294,938
8.75% due 03/15/2032	267,000	303,713

		11,345,477
Healthcare Products - 0.11%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	95,000	86,688
Leiner Health Products, Inc.
11.00% due 06/01/2012	380,000	330,600
Universal Hospital Services, Inc.
8.7594% due 06/01/2015 (b)	50,000	48,250
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	40,000	38,000

		503,538
Healthcare Services - 0.26%
DaVita, Inc.
7.25% due 03/15/2015	420,000	411,600
U.S. Oncology Holdings, Inc., PIK
9.7969% due 03/15/2012 (b)	205,000	189,625
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	640,000	598,400

		1,199,625
Holdings Companies/Conglomerates - 0.12%
Ashtead Capital, Inc.
9.00% due 08/15/2016	558,000	552,420

Homebuilders - 0.03%
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2016	5,000	3,750
8.625% due 01/15/2017	180,000	142,200

		145,950
Hotels & Restaurants - 0.09%
Buffets, Inc.
12.50% due 11/01/2014	205,000	157,850
CCM Merger, Inc.
8.00% due 08/01/2013	105,000	100,275
El Pollo Loco, Inc.
11.75% due 11/15/2013	70,000	71,400
Sbarro, Inc.
10.375% due 02/01/2015	90,000	79,087

		408,612
Industrial Machinery - 0.04%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	180,000	184,500

The accompanying notes are an integral part of the financial statements.	367

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

International Oil - 2.45%
Corral Finans AB, PIK
10.36% due 04/15/2010 (b)		$100,913	$96,372
Gaz Capital for Gazprom
6.51% due 03/07/2022		480,000	463,920
Gaz Capital for Gazprom, Series 144A
6.212% due 11/22/2016		1,070,000	1,030,945
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034		800,000	985,040
HSBC Bank PLC-Credit Linked to JSC Gazprom
zero coupon due 11/01/2011 (b)	RUB	13,382,000	522,055
Kerr-McGee Corp.
6.95% due 07/01/2024		$490,000	511,781
OAO Gazprom, Series A7
6.79% due 10/29/2009		16,500,000	644,453
OAO Gazprom, Series A8
7.00% due 10/27/2011		5,500,000	213,015
OAO Gazprom, Series REGS
9.625% due 03/01/2013		150,000	171,825
Pemex Project Funding Master Trust
5.75% due 12/15/2015		170,000	168,130
6.625% due 06/15/2035		6,290,000	6,431,399
Petroplus Finance, Ltd.
6.75% due 05/01/2014		110,000	102,300
7.00% due 05/01/2017		130,000	119,600

			11,460,835
Leisure Time - 0.52%
AMC Entertainment, Inc.
11.00% due 02/01/2016		190,000	197,600
Boyd Gaming Corp.
6.75% due 04/15/2014		400,000	378,000
Caesars Entertainment, Inc.
7.00% due 04/15/2013		40,000	41,200
Herbst Gaming, Inc.
8.125% due 06/01/2012		250,000	217,500
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010		190,000	200,450
Las Vegas Sands Corp.
6.375% due 02/15/2015		250,000	237,500
MGM Mirage, Inc.
6.625% due 07/15/2015		20,000	18,825
7.625% due 01/15/2017		350,000	346,500
8.50% due 09/15/2010		10,000	10,375
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015		150,000	144,000
7.125% due 08/15/2014		150,000	146,625
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012		50,000	50,250
River Rock Entertainment Authority
9.75% due 11/01/2011		25,000	25,625
Snoqualmie Entertainment Authority
9.0625% due 02/01/2014 (b)		45,000	43,931
9.125% due 02/01/2015		45,000	43,931
Station Casinos, Inc.
7.75% due 08/15/2016		240,000	229,800

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Warner Music Group
7.375% due 04/15/2014	$130,000	$114,400

		2,446,512
Manufacturing - 1.19%
Tyco International Group SA
6.00% due 11/15/2013	1,040,000	1,046,466
6.125% due 11/01/2008	950,000	958,968
6.125% due 01/15/2009	20,000	20,299
6.375% due 10/15/2011	180,000	188,534
6.75% due 02/15/2011	360,000	378,129
6.875% due 01/15/2029	2,760,000	2,985,503

		5,577,899
Medical-Hospitals - 1.00%
Community Health Systems, Inc.
8.875% due 07/15/2015	370,000	369,537
HCA, Inc.
6.375% due 01/15/2015	265,000	215,975
6.50% due 02/15/2016	313,000	255,095
7.50% due 12/15/2023	25,000	20,008
7.50% due 11/06/2033	30,000	23,250
9.125% due 11/15/2014	40,000	41,000
9.25% due 11/15/2016	340,000	349,350
9.625% due 11/15/2016	2,425,000	2,506,844
Tenet Healthcare Corp.
6.875% due 11/15/2031	1,125,000	810,000
7.375% due 02/01/2013	125,000	103,750

		4,694,809
Mining - 1.07%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	1,600,000	1,704,000
Noranda Aluminium Holding Corp., PIK
11.145% due 11/15/2014 (b)	160,000	145,600
Vale Overseas, Ltd.
6.875% due 11/21/2036	3,117,000	3,164,067

		5,013,667
Office Furnishings & Supplies - 0.05%
Interface, Inc.
9.50% due 02/01/2014	100,000	103,500
10.375% due 02/01/2010	150,000	155,250

		258,750
Paper - 0.28%
Abitibi-Consolidated, Inc.
6.00% due 06/20/2013	135,000	99,900
7.40% due 04/01/2018	155,000	112,375
7.75% due 06/15/2011	30,000	25,050
8.375% due 04/01/2015	125,000	98,125
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	305,000	306,906
NewPage Corp.
11.6063% due 05/01/2012 (b)	285,000	302,100
Smurfit Capital Funding PLC
7.50% due 11/20/2025	200,000	191,000

The accompanying notes are an integral part of the financial statements.	368

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Verso Paper Holdings LLC and Verson Paper Inc.,
Series B
11.375% due 08/01/2016	$155,000	$158,100

		1,293,556

Petroleum Services - 0.19%
Belden & Blake Corp.
8.75% due 07/15/2012	250,000	250,000
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	50,000	50,250
Complete Production Services, Inc.
8.00% due 12/15/2016	160,000	154,000
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	110,000	112,627
Pride International, Inc.
7.375% due 07/15/2014	60,000	60,600
SemGroup LP
8.75% due 11/15/2015	270,000	259,875
SESI LLC
6.875% due 06/01/2014	10,000	9,550

		896,902

Photography - 1.94%
Eastman Kodak Company
3.375% due 10/15/2033 ***	4,210,000	4,431,025
7.25% due 11/15/2013 (a)***	4,790,000	4,646,300

		9,077,325

Plastics - 0.01%
Milacron Escrow Corp.
11.50% due 05/15/2011	40,000	38,500
Publishing - 0.16%
Dex Media East LLC
12.125% due 11/15/2012	125,000	133,437
Dex Media West LLC
8.50% due 08/15/2010	150,000	151,875
9.875% due 08/15/2013	75,000	79,125
Idearc, Inc.
8.00% due 11/15/2016	195,000	192,563
TL Acquisitions, Inc.
10.50% due 01/15/2015	210,000	197,925

		754,925

Railroads & Equipment - 0.06%
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	130,000	134,550
Kansas City Southern de Mexico SA de CV
7.625% due 12/01/2013	50,000	49,000
Kansas City Southern Railway Company
7.50% due 06/15/2009	120,000	120,000

		303,550

Real Estate - 0.31%
Ashton Woods USA
9.50% due 10/01/2015	75,000	59,625
Forest City Enterprises
7.625% due 06/01/2015	5,000	4,700

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Host Marriott LP, REIT
7.125% due 11/01/2013	$500,000	$497,500
Kimball Hill, Inc.
10.50% due 12/15/2012	45,000	32,850
Realogy Corp.
12.375% due 04/15/2015	900,000	662,625
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	35,000	33,687
6.75% due 04/01/2017	150,000	145,875

		1,436,862
Retail - 0.08%
Eye Care Centers of America
10.75% due 02/15/2015	35,000	37,450
Suburban Propane Partners LP
6.875% due 12/15/2013	365,000	348,575

		386,025
Retail Trade - 0.73%
American Greetings Corp.
7.375% due 06/01/2016	15,000	14,175
Blockbuster, Inc.
9.00% due 09/01/2012	175,000	150,500
CVS Corp.
9.35% due 01/10/2023	1,700,000	1,972,000
CVS Lease Pass Through
6.036% due 12/10/2028	463,211	451,691
Dollar General Corp.
10.625% due 07/15/2015 (a)	190,000	171,000
Dollar General Corp., PIK
11.875% due 07/15/2017	210,000	200,025
FTD, Inc.
7.75% due 02/15/2014	130,000	120,900
Neiman Marcus Group, Inc.
10.375% due 10/15/2015	300,000	322,500
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015	40,000	42,200

		3,444,991
Sanitary Services - 0.24%
Allied Waste North America, Inc.
6.375% due 04/15/2011	125,000	123,125
7.25% due 03/15/2015	250,000	250,000
Waste Management, Inc.
6.375% due 11/15/2012	730,000	761,233

		1,134,358
Semiconductors - 0.06%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	140,000	129,150
NXP BV / NXP Funding LLC
7.875% due 10/15/2014	120,000	108,300
9.50% due 10/15/2015	35,000	30,275

		267,725
Steel - 0.09%
Metals USA, Inc.
11.125% due 12/01/2015	265,000	282,225

The accompanying notes are an integral part of the financial statements.	369

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Steel (continued)
Tube City IMS Corp.
9.75% due 02/01/2015	$155,000	$151,900

		434,125
Telecommunications Equipment &
Services - 0.56%
Citizens Communications Company
7.875% due 01/15/2027	200,000	187,500
Deutsche Telekom International Finance BV
5.75% due 03/23/2016	430,000	423,074
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015	165,000	174,900
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	170,000	175,100
11.25% due 06/15/2016	510,000	533,588
Level 3 Financing, Inc.
9.25% due 11/01/2014	410,000	394,625
PAETEC Holding Corp.
9.50% due 07/15/2015	110,000	105,050
PanAmSat Corp.
9.00% due 08/15/2014	15,000	15,263
Royal KPN NV
8.00% due 10/01/2010	580,000	621,116

		2,630,216
Telephone - 0.75%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	95,000	82,650
Cincinnati Bell, Inc.
7.00% due 02/15/2015	85,000	81,600
Nordic Telephone Company Holdings
8.875% due 05/01/2016	395,000	408,825
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	306,000	300,645
Qwest Corp.
8.61% due 06/15/2013 (b)	90,000	94,950
8.875% due 03/15/2012	125,000	135,313
Sprint Capital Corp.
8.375% due 03/15/2012	940,000	1,038,679
Telecom Italia Capital SA
5.25% due 10/01/2015	500,000	471,595
Verizon Florida, Inc., Series F
6.125% due 01/15/2013	295,000	303,308
Virgin Media, Inc.
9.125% due 08/15/2016	300,000	303,375
Virgin Media, Inc., Series S
8.75% due 04/15/2014	20,000	20,250
Windstream Corp.
8.625% due 08/01/2016	255,000	266,475

		3,507,665
Tobacco - 0.22%
Alliance One International, Inc.
8.50% due 05/15/2012	50,000	49,750
11.00% due 05/15/2012	60,000	62,700

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Tobacco (continued)
Altria Group, Inc.
7.00% due 11/04/2013	$870,000	$942,146

		1,054,596

Transportation - 0.01%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	40,000	39,400

Trucking & Freight - 0.07%
Saint Acquisition Corp.
12.50% due 05/15/2017	315,000	213,412
13.3075% due 05/15/2015 (b)	150,000	104,250

		317,662

TOTAL CORPORATE BONDS (Cost $205,456,617)		$197,649,456

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.90%
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class A4
5.372% due 09/10/2045	340,000	334,261
Commercial Mortgage Asset Trust,
Series 1999-C1, Class C
7.35% due 01/17/2032	295,000	320,127
Commercial Mortgage Pass-Through Certificates,
Series 2001-J2A, Class A1
5.447% due 07/16/2034	292,476	292,260
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.7375% due 07/20/2046 (b)***	2,108,307	2,060,594
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.7375% due 07/20/2046 (b)***	1,437,710	1,409,519
Countrywide Home Loans, Series 2006-HYB3,
Class 2A1A
5.729% due 05/20/2036 (b)	134,409	135,170
Credit Suisse Mortgage Capital Certificates, Series
2006-C1, Class A4
5.609% due 02/15/2039 (b)	1,675,000	1,665,367
First Boston Mortgage Securities Corp., Series D
10.965% IO due 05/25/2017 ***	12,632	3,365
First Union National Bank Commercial Mortgage,
Series 2000-C1
0.7795% IO due 05/17/2032 (b)	13,157,495	258,997
Freddie Mac, Series 3330, Class VA
5.00% due 06/15/2018	296,547	291,007
GMAC Mortgage Corp Loan Trust, Series
2004-AR1, Class 24A
5.081% due 06/25/2034	832,814	803,129
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 01/15/2029	488,634	504,597
GSMPS Mortgage Loan Trust, Series 2005-RP2,
Class 1AF
5.855% due 03/25/2035 (b)	857,323	840,501
GSR Mortgage Loan Trust, Series 2004-7, Class
4A1
4.837% due 06/25/2034 (b)	783,038	742,538

The accompanying notes are an integral part of the financial statements.	370

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GSRPM Mortgage Loan Trust, Series 2003-1,
Class A3
6.005% due 01/25/2032 (b)	$120,875	$120,689
Impac CMB Trust, Series 2003-4, Class 1A1
6.145% due 10/25/2033 (b)***	83,112	81,849
IndyMac Index Mortgage Loan Trust, Series
2005-AR14, Class 2A1A
5.805% due 08/25/2035 (b)	1,410,286	1,384,899
IndyMac Index Mortgage Loan Trust, Series
2006-AR6, Class 2A1A
5.705% due 06/25/2047 (b)***	3,795,677	3,705,204
J.P. Morgan Chase Commercial Mortgage
Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043	2,370,000	2,395,114
J.P. Morgan Mortgage Trust, Series 2005-A6,
Class 7A1
4.968% due 08/25/2035 (b)	108,128	106,784
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.695% due 05/25/2046 (b)***	1,863,982	1,813,807
Master Adjustable Rate Mortgages Trust.,
Series 2006-2, Class 3A1
4.844% due 01/25/2036 (b)	152,318	148,814
Master Adjustable Rate Mortgages Trust.,
Series 2006-OA1, Class 1A1
5.715% due 04/25/2046 (b)***	2,821,394	2,765,645
MASTR Asset Securitization Trust, Series 2003-6,
Class 1A1
5.50% due 07/25/2033	1,223,487	1,180,001
Merit Securities Corp., Series 11PA, Class B2
7.005% due 09/28/2032 (b)***	541,721	497,651
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.8426% due 05/12/2039 (b)	970,000	976,154
Morgan Stanley Mortgage Loan Trust, Series
2004-8AR, Class 4A1
5.349% due 10/25/2034 (b)	712,673	714,647
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.695% due 09/25/2046 (b)***	1,749,781	1,715,309
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00% due 05/25/2035	2,132,424	2,099,324
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR3, Class 2A1
7.509% due 08/25/2035 (b)	210,937	211,993
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
5.695% due 07/25/2036 (b)***	2,172,349	2,110,901
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
5.61% due 06/25/2036 (b)***	2,459,000	2,443,104
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
5.615% due 06/25/2036 (b)***	2,507,605	2,490,897
Thornburg Mortgage Securities Trust, Series
2007-4, Class 2A1
6.24% due 09/25/2037	1,920,000	1,920,000

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Thornburg Mortgage Securities Trust, Series
2007-4, Class 3A1
6.228% due 09/25/2037 (b)	$1,750,000	$1,725,117
Washington Mutual, Inc., Series 2005-AR17,
Class A1A1
5.775% due 12/25/2045 (b)***	1,484,010	1,448,216

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $42,182,370)		$41,717,551

ASSET BACKED SECURITIES - 8.73%
ACE Securities Corp., Series 2006-GP1, Class A
5.635% due 02/25/2031 (b)***	1,727,531	1,696,354
Amortizing Residential Corp. Trust,
Series 2002-BC6, Class M2
6.705% due 08/25/2032 (b)***	72,538	61,253
Asset Backed Securities Corp.,
Series 2003-HE2, Class M2
8.1605% due 04/15/2033 (b)***	61,912	58,329
Bear Stearns Asset Backed Securities Inc., Series
2003-ABF1, Class A
5.875% due 01/25/2034 (b)***	52,756	49,885
Bear Stearns Asset Backed Securities Inc., Series
2007-SD1, Class 1A2A
6.00% due 10/25/2036	3,186,568	3,086,988
Bear Stearns Asset Backed Securities Inc., Series
2007-SD1, Class 1A3A
6.50% due 10/25/2036	3,169,210	3,172,677
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE6, Class 1A1
6.7575% due 08/25/2037 (b)	2,300,000	2,314,114
Countrywide Asset-Backed Certificates,
Series 2004-5, Class M4
6.76% due 06/25/2034 (b)***	590,000	542,491
Ellington Loan Acquisition Trust, Series 2007-1,
Class A2A1
6.60% due 05/26/2037 (b)	2,300,000	2,303,629
Ellington Loan Acquisition Trust, Series 2007-1,
Class A2C
6.85% due 05/29/2037 (b)	2,300,000	2,317,915
EMC Mortgage Loan Trust, Series 2003-B, Class A1
6.055% due 11/25/2041 (b)***	271,092	258,623
GSAMP Trust, Series 2006-S4, Class A1
5.595% due 05/25/2036 (b)***	933,758	915,124
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
5.635% due 06/25/2036 (b)***	1,733,989	1,601,537
IXIS Real Estate Capital Trust, Series 2006-HE2,
Class A1
5.565% due 08/25/2036 (b)***	1,340,951	1,336,839
Merrill Lynch Mortgage Investors, Inc., Series
2005-WM1N, Class N1
5.00% due 09/25/2035 ***	4,267	3,932
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035 ***	610,053	650,846
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.655% due 03/25/2036 (b)***	1,332,866	1,287,740

The accompanying notes are an integral part of the financial statements.	371

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
RAAC Series, Series 2006-RP2, Class A
5.755% due 02/25/2037 (b)***	$1,771,588	$1,705,777
Residential Asset Mortgage Products Inc., Series
2003-RS4, Class AIIB
6.165% due 05/25/2033 (b)	55,186	52,627
SACO I Trust, Inc., Series 2006-5, Class 1A
5.655% due 04/25/2036 (b)***	2,645,199	2,258,837
SACO I Trust, Inc., Series 2006-5, Class 2A3
5.685% due 05/25/2036 (b)***	2,040,000	1,739,786
SACO I Trust, Inc., Series 2006-6, Class A
5.635% due 06/25/2036 (b)***	1,622,456	1,436,199
Sail Net Interest Margin Notes, Series 2004-2A,
Class A
5.50% due 03/27/2034 ***	23,428	976
Securitized Asset Backed Receivables LLC, Series
2007-BR2, Class A2
5.735% due 02/25/2037 (b)	4,286,175	4,197,285
SLM Student Loan Trust, Series 2006-5, Class A2
5.35% due 07/25/2017 (b)***	2,209,600	2,209,666
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
5.615% due 02/25/2036 (b)***	1,777,588	1,466,664
Structured Asset Securities Corp., Series
2007-TC1, Class A
5.805% due 04/25/2031 (b)	4,289,542	4,200,401

TOTAL ASSET BACKED SECURITIES
(Cost $42,803,932)		$40,926,494

SUPRANATIONAL OBLIGATIONS - 0.21%

Venezuela - 0.21%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	916,000	975,663

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $984,820)		$975,663

COMMON STOCKS - 0.00%

Household Products - 0.00%
Home Interiors *	674,617	6,746

TOTAL COMMON STOCKS (Cost $183,738)		$6,746

PREFERRED STOCKS - 0.36%

Automobiles - 0.35%
General Motors Corp., Series C	76,275	1,623,895

Crude Petroleum & Natural Gas - 0.01%
Chesapeake Energy Corp. *	266	66,500

TOTAL PREFERRED STOCKS (Cost $1,898,021)		$1,690,395

OPTIONS - 0.15%

Call Options - 0.15%
Eurodollar Futures
Expiration 12/17/2007 at $94.00	145,000	154,425
Expiration 09/17/2007 at $94.00	1,017,500	506,206
Expiration 09/17/2007 at $94.50	7,500	619
Expiration 09/17/2007 at $94.75	240,000	6,000

Strategic Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

OPTIONS (continued)
Call Options (continued)
U.S. Treasury Notes 10 Year Futures
Expiration 11/20/2007 at $132.00		296,000 $	4,625

			671,875

Put Options - 0.00%
Eurodollar Futures
Expiration 12/17/2007 at $94.125		192,500	481
Sterling Interest Rate Futures
Expiration 09/19/2007 at $92.875		42,500	0

			481

TOTAL OPTIONS (Cost $1,032,791)			$672,356

SHORT TERM INVESTMENTS - 3.38%
Bank Negara Malaysia Monetary Notes, Series 1807
zero coupon due 11/01/2007 to
12/06/2007	MYR	6,037,000	$1,712,984
Egypt Treasury Bills, Series 364
zero coupon due 03/25/2008 to
04/01/2008	EGP	1,175,000	198,042
Federal National Mortgage Association Discount
Notes
zero coupon due 03/17/2008 ****		$2,835,000	2,760,181
J.P. Morgan Chase London, Series EMTN
zero coupon due 10/30/2007		3,020,000	2,975,762
John Hancock Cash Investment Trust (c)		8,183,172	8,183,172

TOTAL SHORT TERM INVESTMENTS
(Cost $15,845,804)			$15,830,141

REPURCHASE AGREEMENTS - 18.88%
Merrill Lynch Tri-Party Repurchase
Agreement dated 08/31/2007 at
5.14% to be repurchased at
$88,550,543 on 09/04/2007,
collateralized by $175,000,000
Federal Home Loan Bank, 5.625%
due 02/09/2010 (valued at
$59,226,063, including interest)
and $62,356,000 Resolution
Funding Corp., zero coupon due
01/15/2021 (valued at
$31,645,500, including interest)		$88,500,000	$88,500,000

TOTAL REPURCHASE AGREEMENTS
(Cost $88,500,000)			$88,500,000

Total Investments (Strategic Bond Fund)
(Cost $625,243,667) - 131.44%			$616,012,959
Liabilities in Excess of Other Assets - (31.44)%			(147,343,111)

TOTAL NET ASSETS - 100.00%			$468,669,848

The accompanying notes are an integral part of the financial statements.	372

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Income Fund
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 5.66%

U.S. Treasury Bonds - 0.80%
8.125% due 08/15/2019		$930,000	$1,212,996
9.25% due 02/15/2016 ***		1,635,000	2,172,124

			3,385,120
U.S. Treasury Notes - 4.86%
4.25% due 11/15/2013		7,380,000	7,355,210
4.625% due 07/31/2009 ***		6,680,000	6,734,796
4.75% due 05/15/2014		3,445,000	3,523,050
4.875% due 08/15/2016 ***		2,875,000	2,946,651

			20,559,707

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,381,823)			$23,944,827

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.59%

Federal National Mortgage
Association - 11.59%
5.375% due 06/12/2017		7,265,000	7,404,662
5.493% due 03/01/2037		1,604,973	1,595,621
5.50% due 10/01/2036 to 06/01/2037		6,514,860	6,363,237
5.50% TBA **		6,510,000	6,357,419
6.00% due 08/01/2022 to 01/01/2037		17,087,710	17,163,864
6.00% TBA **		2,095,000	2,092,381
6.50% due 11/01/2036 to 08/01/2037		7,885,110	8,004,420

			48,981,604

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $48,846,919)			$48,981,604

FOREIGN GOVERNMENT OBLIGATIONS - 27.70%
Austria - 0.18%
Republic of Austria, Series EMTN
6.00% due 09/26/2008	NZD	1,120,000	768,794
Canada - 16.07%
Government of Canada
4.00% due 06/01/2016	CAD	18,010,000	16,552,113
4.25% due 12/01/2008		10,105,000	9,548,130
4.25% due 09/01/2009		3,265,000	3,083,989
6.00% due 06/01/2011		15,555,000	15,546,310
Province of Ontario
4.40% due 03/08/2016		4,325,000	4,004,505
4.50% due 03/08/2015		3,085,000	2,885,195
5.70% due 12/01/2008		6,125,000	5,876,891
6.25% due 06/16/2015		2,215,000	1,438,883
6.375% due 10/12/2010	NZD	5,010,000	3,377,937
Province of Quebec
5.25% due 10/01/2013	CAD	5,775,000	5,621,835

			67,935,788
Colombia - 0.97%
Republic of Colombia
10.00% due 01/23/2012		$110,000	126,390
10.75% due 01/15/2013		3,290,000	3,966,095

			4,092,485

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

France - 2.28%
Government of France
4.75% due 10/25/2012	EUR	6,895,000	$9,644,412

Germany - 2.70%
Bundesrepublik Deutschland, Series 05
3.50% due 01/04/2016		5,515,000	7,148,517
Federal Republic of Germany
5.00% due 07/04/2012		3,005,000	4,251,336

			11,399,853
Mexico - 0.50%
Government of Mexico
5.625% due 01/15/2017		$520,000	519,740
5.875% due 01/15/2014		550,000	559,625
6.375% due 01/16/2013		490,000	509,600
8.125% due 12/30/2019		360,000	438,300
10.375% due 02/17/2009		80,000	85,680

			2,112,945
Spain - 3.67%
Kingdom of Spain
4.20% due 07/30/2013	EUR	5,035,000	6,856,956
5.00% due 07/30/2012		2,470,000	3,488,041
5.35% due 10/31/2011		3,620,000	5,153,258

			15,498,255
United Kingdom - 1.33%
Government of United Kingdom
4.00% due 03/07/2009	GBP	405,000	801,012
5.00% due 03/07/2008		2,405,000	4,837,432

			5,638,444

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $112,289,614)			$117,090,976

CORPORATE BONDS - 33.35%

Advertising - 0.07%
Vertis, Inc.
9.75% due 04/01/2009		$300,000	297,000

Aerospace - 0.12%
Sequa Corp.
9.00% due 08/01/2009		475,000	491,625

Amusement & Theme Parks - 0.22%
HRP Myrtle Beach Operations LLC
10.07% due 04/01/2012 (b)		970,000	921,500

Apparel & Textiles - 0.45%
Hanesbrands, Inc., Series B
8.7841% due 12/15/2014 (b)		1,885,000	1,882,644

Banking - 0.57%
Banco Macro SA
8.50% due 02/01/2017		1,265,000	1,053,113
BanColombia SA
6.875% due 05/25/2017		635,000	590,550
Landwirtschaftliche Rentenbank, Series EMTN
6.50% due 09/17/2009	NZD	1,115,000	760,274

			2,403,937

The accompanying notes are an integral part of the financial statements.	373

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Broadcasting - 0.71%
Allbritton Communications Company
7.75% due 12/15/2012		$1,925,000	$1,881,687
Radio One, Inc.
6.375% due 02/15/2013		225,000	196,313
8.875% due 07/01/2011		200,000	192,000
Salem Communications Corp.
7.75% due 12/15/2010		100,000	99,250
XM Satellite Radio, Inc.
9.75% due 05/01/2014		685,000	650,750

			3,020,000
Business Services - 0.86%
Allied Security Escrow Corp.
11.375% due 07/15/2011		200,000	199,000
Minerva Overseas, Ltd.
9.50% due 02/01/2017		2,540,000	2,387,600
West Corp.
11.00% due 10/15/2016		1,020,000	1,035,300

			3,621,900
Cable & Television - 1.07%
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010		1,775,000	1,792,750
Mediacom Broadband LLC
8.50% due 10/15/2015		75,000	74,250
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013		125,000	125,000
Shaw Communications, Inc.
5.70% due 03/02/2017	CAD	610,000	540,382
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		$699,000	705,990
Young Broadcasting, Inc.
10.00% due 03/01/2011		1,405,000	1,264,500

			4,502,872
Cellular Communications - 1.80%
American Cellular Corp.
10.00% due 08/01/2011		2,000,000	2,075,000
Centennial Communications Corp.
10.00% due 01/01/2013		1,995,000	2,084,775
Dobson Communications Corp.
8.875% due 10/01/2013		1,500,000	1,586,250
Rural Cellular Corp.
8.36% due 06/01/2013 (b)		840,000	856,800
11.106% due 11/01/2012		995,000	1,024,850

			7,627,675
Chemicals - 0.18%
American Pacific Corp.
9.00% due 02/01/2015		675,000	664,875
Nova Chemicals Corp.
6.50% due 01/15/2012		125,000	116,250

			781,125
Coal - 0.05%
Massey Energy Company
6.625% due 11/15/2010		200,000	196,500

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Commercial Services - 0.16%
Aramark Corp.
8.85625% due 02/01/2015 (b)		$700,000	$696,500

Containers & Glass - 2.53%
BWAY Corp.
10.00% due 10/15/2010		1,995,000	2,034,900
Graphic Packaging International Corp.
8.50% due 08/15/2011		1,000,000	1,010,000
9.50% due 08/15/2013		1,500,000	1,515,000
OI European Group BV
6.875% due 03/31/2017	EUR	410,000	533,794
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		$1,450,000	1,486,250
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017		760,000	724,850
8.375% due 07/01/2012		2,760,000	2,704,800
US Corrugated, Inc.
10.00% due 06/12/2013		715,000	672,100

			10,681,694

Crude Petroleum & Natural Gas - 0.73%
Denbury Resources, Inc.
7.50% due 12/15/2015		600,000	597,000
Dune Energy, Inc.
10.50% due 06/01/2012		1,310,000	1,231,400
Energy XXI Gulf Coast, Inc.
10.00% due 06/15/2013		965,000	897,450
W&T Offshore, Inc.
8.25% due 06/15/2014		380,000	354,350

			3,080,200

Diversified Financial Services - 0.60%
General Electric Capital Corp.
6.625% due 02/04/2010	NZD	3,745,000	2,546,112

Electrical Utilities - 0.23%
Cia de Transporte de Energia Electrica de Alta
Tension SA
8.875% due 12/15/2016		$1,085,000	954,800

Financial Services - 8.45%
Canada Housing Trust
4.80% due 06/15/2012	CAD	7,325,000	7,006,018
Capital One Capital IV
6.745% due 02/17/2037 (b)		$425,000	354,773
Cosan Finance, Ltd.
7.00% due 02/01/2017		960,000	896,400
Ford Motor Credit Company
7.80% due 06/01/2012		495,000	456,044
Independencia International, Ltd.
9.875% due 01/31/2017		1,635,000	1,585,950
ISA Capital do Brasil SA
8.80% due 01/30/2017		470,000	482,925
Local TV Finance LLC
9.25% due 06/15/2015		240,000	219,600
New South Wales Treasury Corp, Series 10RG
7.00% due 12/01/2010	AUD	25,155,000	20,748,014
Nexstar Finance, Inc.
7.00% due 01/15/2014		$930,000	878,850

The accompanying notes are an integral part of the financial statements.	374

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Orascom Telecom Finance
7.875% due 02/08/2014		$425,000	$387,813
TAM Capital, Inc.
7.375% due 04/25/2017		890,000	756,500
Toyota Motor Credit Corp, Series EMTN
6.75% due 09/21/2009	NZD	2,300,000	1,571,060
Ucar Finance, Inc.
10.25% due 02/15/2012		$362,000	378,290

			35,722,237

Food & Beverages - 0.46%
Cosan SA Industria e Comercio
8.25% due 02/28/2049		1,000,000	975,000
Sadia Overseas, Ltd.
6.875% due 05/24/2017		1,005,000	957,263

			1,932,263

Gas & Pipeline Utilities - 1.35%
Atlas Pipeline Partners LP
8.125% due 12/15/2015		200,000	198,500
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016		1,000,000	991,250
KN Capital Trust I, Series B
8.56% due 04/15/2027		320,000	272,544
MarkWest Energy Partners LP, Series B
8.50% due 07/15/2016		2,150,000	2,139,250
Regency Energy Partners LP/Regency Energy
Finance Corp.
8.375% due 12/15/2013		903,000	930,090
Southern Union Company
7.20% due 11/01/2066 (b)		705,000	709,687
Williams Partners Finance Corp.
7.25% due 02/01/2017		460,000	455,400

			5,696,721

Gold - 0.17%
New Gold, Inc.
10.00% due 06/28/2017	CAD	970,000	725,594

Healthcare Products - 0.28%
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014		$1,150,000	1,175,875

Healthcare Services - 0.14%
Healthsouth Corp.
11.4091% due 06/15/2014 (b)		595,000	609,875

Hotels & Restaurants - 1.37%
CCM Merger, Inc.
8.00% due 08/01/2013		3,585,000	3,423,675
Dave & Buster's, Inc.
11.25% due 03/15/2014		2,080,000	1,986,400
Landry's Restaurants, Inc., Series B
7.50% due 12/15/2014		390,000	390,488

			5,800,563

Industrial Machinery - 0.27%
Manitowoc, Inc.
7.125% due 11/01/2013		1,170,000	1,137,825

Strategic Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Insurance - 0.09%
Sul America Participacoes SA
8.625% due 02/15/2012	$395,000	$397,962

International Oil - 0.63%
Pemex Project Funding Master Trust
5.75% due 12/15/2015	130,000	128,570
7.375% due 12/15/2014	1,140,000	1,245,687
9.125% due 10/13/2010	1,180,000	1,296,230

		2,670,487
Leisure Time - 4.88%
AMC Entertainment, Inc.
8.00% due 03/01/2014	1,725,000	1,595,625
Caesars Entertainment, Inc.
7.00% due 04/15/2013	110,000	113,300
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	242,000	232,925
Chukchansi Economic Development Authority
8.00% due 11/15/2013	610,000	606,950
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	1,000,000	925,000
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015	610,000	523,075
Great Canadian Gaming Corp.
7.25% due 02/15/2015	1,000,000	960,000
Isle of Capri Casinos
7.00% due 03/01/2014	810,000	702,675
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	2,425,000	2,418,937
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	1,000,000	1,005,000
Marquee Holdings, Inc.
12 due 08/15/2014	895,000	751,800
MGM Mirage, Inc.
6.75% due 09/01/2012	475,000	460,750
7.625% due 01/15/2017	760,000	752,400
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	315,000	309,488
7.125% due 08/15/2014	2,735,000	2,673,463
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,500,000	1,500,000
Penn National Gaming, Inc.
6.75% due 03/01/2015	300,000	300,750
6.875% due 12/01/2011	100,000	100,000
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015	575,000	529,000
Pokagon Gaming Authority
10.375% due 06/15/2014	500,000	535,000
Station Casinos, Inc.
6.50% due 02/01/2014	400,000	339,000
6.625% due 03/15/2018	325,000	261,625
6.875% due 03/01/2016	175,000	146,562
Turning Stone Resort Casino
9.125% due 09/15/2014	1,460,000	1,474,600
9.125% due 12/15/2010	1,300,000	1,313,000

The accompanying notes are an integral part of the financial statements.	375

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Waterford Gaming LLC
8.625% due 09/15/2012	$85,000	$86,700

		20,617,625

Liquor - 0.26%
Constellation Brands, Inc.
7.25% due 05/15/2017	1,130,000	1,096,100

Medical-Hospitals - 0.43%
HCA, Inc.
9.125% due 11/15/2014	460,000	471,500
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	1,325,000	1,325,000

		1,796,500

Metal & Metal Products - 0.31%
Blaze Recycling & Metals LLC / Blaze Finance Corp.
10.875% due 07/15/2012	380,000	375,250
PNA Group, Inc.
10.75% due 09/01/2016	920,000	948,750

		1,324,000

Mining - 0.46%
Drummond Company, Inc.
7.375% due 02/15/2016	2,035,000	1,933,250

Paper - 0.23%
Buckeye Technologies, Inc.
9.25% due 09/15/2008	92,000	92,000
Pope & Talbot, Inc.
8.375% due 06/01/2013	500,000	297,500
8.375% due 06/01/2013	1,000,000	595,000

		984,500

Petroleum Services - 0.18%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	790,000	756,425

Publishing - 0.47%
CBD Media Holdings Finance
9.25% due 07/15/2012	250,000	252,500
Idearc, Inc.
8.00% due 11/15/2016	1,750,000	1,728,125

		1,980,625

Railroads & Equipment - 0.10%
American Railcar Industries, Inc.
7.50% due 03/01/2014	440,000	426,800

Steel - 0.22%
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016	935,000	935,000

Telecommunications Equipment &
Services - 0.83%
Axtel SAB de CV
7.625% due 02/01/2017	1,760,000	1,702,800
Citizens Communications Company
7.125% due 03/15/2019	710,000	676,275
Digicel Group, Ltd.
8.875% due 01/15/2015	1,250,000	1,142,250

		3,521,325

Strategic Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Telephone - 0.35%
Cincinnati Bell, Inc.
8.375% due 01/15/2014	$1,500,000	$1,485,000

Tobacco - 0.49%
Alliance One International, Inc.
11.00% due 05/15/2012	2,000,000	2,090,000

Transportation - 0.58%
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	1,500,000	1,531,875
PHI, Inc.
7.125% due 04/15/2013	1,000,000	937,500

		2,469,375

TOTAL CORPORATE BONDS (Cost $143,961,504)		$140,992,011

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.60%
American Home Mortgage Assets, Series 2006-6,
Class XP
zero coupon IO due 12/25/2046	21,730,777	1,093,330
Banc of America Commercial Mortgage, Inc.,
Series 2006-5, Class A4
5.414% due 09/10/2047	2,980,000	2,927,206
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.225% due 07/15/2044 (b)	3,405,000	3,348,686
Countrywide Alternative Loan Trust, Series
2005-59, Class 2X
1.79% IO due 11/20/2035	13,365,326	467,786
Countrywide Alternative Loan Trust, Series
2006-OA10, Class XPP
1.96% IO due 08/25/2046 (b)	8,999,556	351,545
Countrywide Alternative Loan Trust, Series
2006-OA8, Class X
6.01% IO due 07/25/2046 (b)	16,876,131	640,765
Countrywide Alternative Loan Trust, Series
2007-OA8, Class X
2.00% IO due 08/25/2047 (b)	11,633,540	523,509
Crown Castle Towers LLC, Series 2006-1A, Class F
6.649% due 11/15/2036	840,000	814,904
Crown Castle Towers LLC, Series 2006-1A, Class G
6.795% due 11/15/2036	985,000	940,467
Federal Home Loan Mortgage Corp., Series 3154,
Class PM
5.50% due 05/15/2034	4,050,000	3,932,389
Federal Home Loan Mortgage Corp., Series 3228,
Class PL
5.50% due 10/15/2034	4,850,000	4,691,988
Federal National Mortgage Association, Series
2006-117, Class PD
5.50% due 07/25/2035	5,055,000	4,896,252
Federal National Mortgage Association, Series
2006-65, Class TE
5.50% due 05/25/2035	2,065,000	2,029,434
Federal National Mortgage Association, Series
2006-84, Class MP
5.50% due 08/25/2035	5,700,000	5,537,997

The accompanying notes are an integral part of the financial statements.	376

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Global Tower Partners Acquisition LLC, Series
2007-1A, Class G
7.8737% due 05/15/2037		$565,000	$525,156
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class A2
5.2839% due 05/10/2040 (b)		6,165,000	6,162,622
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
6.1111% due 07/10/2038 (b)		3,310,000	3,383,631
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 1X
zero coupon IO due 10/25/2036 (b)		31,700,402	906,432
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036		525,000	512,497
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036		360,000	350,906
WAMU Mortgage Pass Through Certificates, Series
2007-OA6, Class 1XPP
zero coupon IO due 07/25/2047		41,953,825	562,181
WAMU Mortgage Pass Through Certificates,
Series 2007-OA5, Class 1XPP
zero coupon IO due 06/25/2047		71,663,987	1,039,128
Washington Mutual Mortgage Pass Through
Certificates, Series 2007-OA4, Class XPPP
zero coupon IO due 04/25/2047		31,540,685	636,365
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 1A1
6.025% due 09/25/2036 (b)		2,733,471	2,742,566

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $49,800,794)			$49,017,742

ASSET BACKED SECURITIES - 0.34%
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/25/2037		1,475,000	1,420,757

TOTAL ASSET BACKED SECURITIES
(Cost $1,474,990)			$1,420,757

SUPRANATIONAL OBLIGATIONS - 2.73%

Supranational - 2.73%
European Investment Bank
6.75% due 11/17/2008	NZD	2,160,000	1,486,768
European Investment Bank, Series EMTN
6.08% due 04/21/2008		1,715,000	1,185,603
Inter-American Development Bank, Series INTL
7.25% due 05/24/2012		7,325,000	5,088,462
Inter-American Development Bank, Series MPLE
4.25% due 12/02/2012	CAD	4,075,000	3,778,973

			11,539,806

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $11,603,535)			$11,539,806

COMMON STOCKS - 0.91%

Mining - 0.88%
Newmont Mining Corp.		40,000	1,690,400

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)

Mining (continued)
Silver Standard Resources, Inc., ADR *		70,250	$2,052,002

			3,742,402

Telecommunications Equipment &
Services - 0.03%
Chunghwa Telecom Company, Ltd., SADR		6,345	111,161

TOTAL COMMON STOCKS (Cost $3,579,721)			$3,853,563

TERM LOANS - 0.60%

Educational Services - 0.18%
Riverdeep Interactive Learning
8.10% due 11/28/2013	EUR	766,137	750,178

Financial Services - 0.11%
Local TV Finance LLC
7.36% due 05/07/2013		$480,000	451,200

Leisure Time - 0.31%
Great Canadian Gaming Corp.
6.86% due 02/07/2014		1,343,250	1,329,817

TOTAL TERM LOANS (Cost $2,604,252)			$2,531,195

WARRANTS - 0.03%

Gold - 0.03%
New Gold, Inc.
(Expiration Date: 06/28/17, Strike
Price: CAD 15.00)		97,000	128,586

TOTAL WARRANTS (Cost $190,632)			$128,586

SHORT TERM INVESTMENTS - 6.88%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007		$29,100,000	$29,089,815

TOTAL SHORT TERM INVESTMENTS
(Cost $29,089,815)			$29,089,815

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$41,021 on 09/04/2007,
collateralized by $45,000 Federal
Home Loan Bank, 5.81% due
03/14/2025 (valued at $45,169,
including interest) ***		$41,000	$41,000

TOTAL REPURCHASE AGREEMENTS
(Cost $41,000)			$41,000

Total Investments (Strategic Income Fund)
(Cost $426,864,599) - 101.40%			$428,631,882
Liabilities in Excess of Other Assets - (1.40)%			(5,938,524)

TOTAL NET ASSETS - 100.00%			$422,693,358

The accompanying notes are an integral part of the financial statements.	377

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Bond Market Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 25.29%

U.S. Treasury Bonds - 5.26%
4.75% due 02/15/2037	$626,000	$617,490
5.25% due 02/15/2029	515,000	540,670
6.75% due 08/15/2026	400,000	491,844
7.875% due 02/15/2021	900,000	1,170,422

		2,820,426
U.S. Treasury Notes - 20.03%
3.125% due 04/15/2009	2,500,000	2,458,202
4.50% due 04/30/2012	3,000,000	3,030,469
4.625% due 07/31/2009 to 07/31/2012	560,000	568,500
4.75% due 11/15/2008 to 08/15/2017	4,625,000	4,672,515

		10,729,686

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,446,537)		$13,550,112

U.S. GOVERNMENT AGENCY OBLIGATIONS - 45.86%

Federal Home Loan Bank - 2.94%
3.875% due 01/15/2010 to 06/14/2013	900,000	870,343
5.80% due 09/02/2008	700,000	705,840

		1,576,183
Federal Home Loan Mortgage Corp. - 3.88%
4.25% due 07/15/2009	800,000	792,649
5.75% due 04/15/2008	700,000	702,165
6.00% due 06/15/2011	400,000	417,402
6.25% due 07/15/2032	150,000	168,655

		2,080,871
Federal National Mortgage
Association - 39.04%
4.00% due 07/01/2018 to 06/01/2019	339,191	318,931
4.375% due 10/15/2015	300,000	288,236
4.50% due 04/01/2018 to 06/01/2019	1,108,007	1,065,824
5.00% due 05/01/2019 to 07/01/2035	5,371,767	5,157,779
5.50% due 09/01/2017 to 10/01/2035	5,799,696	5,689,753
5.709% due 04/01/2037 (b)	2,720,730	2,735,132
6.00% due 08/01/2034 to 06/01/2036	2,741,006	2,741,844
6.125% due 03/15/2012	500,000	527,191
6.375% due 06/15/2009	1,000,000	1,027,120
6.50% due 07/01/2031 to 06/01/2036	843,713	858,682
7.125% due 06/15/2010	300,000	318,485
7.25% due 05/15/2030	150,000	186,723

		20,915,700

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $24,636,822)		$24,572,754

FOREIGN GOVERNMENT OBLIGATIONS - 0.97%

Canada - 0.66%
Government of Canada
5.25% due 11/05/2008	150,000	151,186
5.75% due 02/15/2009	200,000	203,108

		354,294

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Mexico - 0.31%
Government of Mexico
9.875% due 02/01/2010	$150,000	$165,450

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $526,065)		$519,744

CORPORATE BONDS - 23.01%

Aerospace - 0.32%
Northrop Grumman Corp.
7.75% due 03/01/2016	150,000	171,220

Agriculture - 0.31%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	150,000	164,312

Automobiles - 0.39%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	200,000	206,502

Banking - 3.77%
BAC Capital Trust XI
6.625% due 05/23/2036	150,000	153,611
Bank of America Corp.
5.42% due 03/15/2017	200,000	192,297
Bank One Corp.
7.875% due 08/01/2010	250,000	267,103
KFW International Finance, Inc.
3.25% due 03/30/2009	150,000	147,094
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	301,494
US Bank NA, Series BKNT
6.375% due 08/01/2011	200,000	208,755
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	30,000	29,925
Wachovia Corp.
5.625% due 12/15/2008	200,000	200,643
Wells Fargo Bank NA
6.45% due 02/01/2011	500,000	518,454

		2,019,376

Building Materials & Construction - 0.22%
CRH America, Inc.
6.00% due 09/30/2016	120,000	119,745

Cable & Television - 1.49%
Comcast Corp.
5.90% due 03/15/2016	200,000	197,981
Cox Communications, Inc.
4.625% due 01/15/2010	200,000	196,825
Time Warner, Inc.
6.50% due 11/15/2036	90,000	86,373
7.25% due 10/15/2017	200,000	214,757
Viacom, Inc.
6.875% due 04/30/2036	105,000	102,248

		798,184

Computers & Business Equipment - 0.65%
Cisco Systems, Inc.
5.25% due 02/22/2011	150,000	150,944

The accompanying notes are an integral part of the financial statements.	378

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Computers & Business Equipment
(continued)
International Business Machines Corp.
4.25% due 09/15/2009	$200,000	$198,010

		348,954
Domestic Oil - 0.40%
Devon Financing Corp., ULC
6.875% due 09/30/2011	200,000	211,528

Electrical Utilities - 1.19%
Constellation Energy Group
7.60% due 04/01/2032	115,000	127,543
FirstEnergy Corp.
7.375% due 11/15/2031	250,000	275,513
Indiana Michigan Power Company
6.05% due 03/15/2037	90,000	85,398
Ontario Electricity Financial Corp.
6.10% due 01/30/2008	150,000	150,825

		639,279
Financial Services - 5.38%
American Express Company
4.875% due 07/15/2013	250,000	244,279
Bear Stearns Companies, Inc.
5.55% due 01/22/2017	30,000	27,620
5.70% due 11/15/2014	250,000	235,961
Capital One Financial Corp., Series MTN
5.70% due 09/15/2011	250,000	246,158
CIT Group, Inc.
4.00% due 05/08/2008	150,000	145,784
Citigroup, Inc.
5.00% due 09/15/2014	500,000	478,742
General Electric Capital Corp.
6.125% due 02/22/2011	150,000	155,158
Household Finance Corp.
6.375% due 11/27/2012	100,000	102,760
HSBC Finance Corp.
8.00% due 07/15/2010	150,000	160,572
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011	200,000	199,301
Lehman Brothers Holdings, Inc.
6.875% due 07/17/2037	85,000	79,854
Merrill Lynch & Company, Inc.
6.875% due 11/15/2018	200,000	212,408
Morgan Stanley
6.75% due 04/15/2011	250,000	260,551
National Rural Utilities Cooperative Finance Corp.
5.75% due 08/28/2009	250,000	251,990
SLM Corp., Series A
5.00% due 04/15/2015	100,000	82,423

		2,883,561
Food & Beverages - 0.85%
Kraft Foods, Inc.
5.25% due 10/01/2013	250,000	242,828
Unilever Capital Corp.
7.125% due 11/01/2010	200,000	212,369

		455,197

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities - 0.64%
Kinder Morgan Energy Partners LP
5.85% due 09/15/2012	$150,000	$150,241
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	200,000	192,518

		342,759

Holdings Companies/Conglomerates - 0.46%
General Electric Company
5.00% due 02/01/2013	250,000	246,640

Insurance - 1.18%
Allstate Corp.
7.20% due 12/01/2009	400,000	418,833
Lincoln National Corp.
7.00% due 05/17/2066 (b)	30,000	30,399
MetLife, Inc.
5.70% due 06/15/2035	200,000	183,997

		633,229

International Oil - 0.31%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	150,000	163,906

Leisure Time - 0.47%
Walt Disney Company, Series MTN
5.625% due 09/15/2016	250,000	252,019

Manufacturing - 0.39%
Honeywell International, Inc.
7.50% due 03/01/2010	200,000	210,787

Petroleum Services - 0.39%
Weatherford International, Ltd.
5.50% due 02/15/2016	215,000	208,920

Real Estate - 0.43%
Realty Income Corp.
5.95% due 09/15/2016	135,000	132,417
Vornado Realty, LP
5.60% due 02/15/2011	100,000	99,321

		231,738

Retail - 0.92%
Federated Department Stores, Inc.
6.625% due 04/01/2011	100,000	102,035
Target Corp.
7.50% due 08/15/2010	100,000	106,058
Wal-Mart Stores, Inc.
7.55% due 02/15/2030	250,000	286,674

		494,767

Telecommunications Equipment &
Services - 1.50%
Deutsche Telekom International Finance BV
8.75% due 06/15/2030 (b)	250,000	301,960
Embarq Corp.
7.995% due 06/01/2036	30,000	31,088
SBC Communications, Inc.
5.625% due 06/15/2016	200,000	197,289
Verizon Communications, Inc.
7.375% due 09/01/2012	250,000	271,114

		801,451

The accompanying notes are an integral part of the financial statements.	379

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Telephone - 1.35%
BellSouth Corp.
4.20% due 09/15/2009	$200,000	$195,934
British Telecommunications PLC
8.875% due 12/15/2030 (b)	250,000	334,122
Sprint Capital Corp.
6.875% due 11/15/2028	200,000	194,673

		724,729

TOTAL CORPORATE BONDS (Cost $12,562,705)		$12,328,803

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.60%
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	700,000	710,653
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2007-CB19, Class AM
5.937% due 02/12/2049	150,000	147,629

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $877,583)		$858,282

REPURCHASE AGREEMENTS - 2.39%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$1,284,656 on 09/04/2007,
collateralized by $1,305,000
Federal Home Loan Bank, 5.375%
due 08/14/2009 (valued at
$1,309,894, including interest)	$1,284,000	$1,284,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,284,000)		$1,284,000

Total Investments (Total Bond Market Fund)
(Cost $53,333,712) - 99.12%		$53,113,695
Other Assets in Excess of Liabilities - 0.88%		469,473

TOTAL NET ASSETS - 100.00%		$53,583,168

Total Return Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 2.31%

Treasury Inflation Protected
Securities (d) - 2.31%
2.00% due 01/15/2014 to
01/15/2026 ***	$7,673,550	$7,376,610
2.375% due 01/15/2025 to 01/15/2027 ***	6,159,585	6,132,058
2.625% due 07/15/2017 ***	5,126,112	5,245,853
3.00% due 07/15/2012 ***	15,756,960	16,264,145

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
Treasury Inflation Protected
Securities (d) (continued)
3.625% due 04/15/2028 ***		$257,588	$308,602

			35,327,268

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,311,596)			$35,327,268

U.S. GOVERNMENT AGENCY OBLIGATIONS - 56.75%

Federal Home Loan Mortgage Corp. - 4.12%
5.50% TBA **		51,000,000	49,804,662
6.00% TBA **		13,000,000	12,987,806

			62,792,468
Federal National Mortgage
Association - 52.04%
4.314% due 11/01/2034 (b)***		1,234,096	1,238,049
4.345% due 03/01/2035 (b)***		666,019	677,825
4.409% due 05/01/2035 (b)***		1,583,934	1,584,881
4.438% due 01/01/2035 ***		582,310	574,297
4.836% due 06/01/2035 (b)***		1,937,428	1,920,566
5.00% due 12/01/2036 to 03/01/2037 ***		44,450,707	42,240,442
5.00% TBA **		73,000,000	69,372,776
5.50% due 06/01/2035 (b)***		878,148	858,467
5.50% due 12/01/2034 to 09/01/2037 ***		237,016,639	231,743,353
5.50% TBA **		218,000,000	212,890,516
5.711% due 07/01/2034 (b)***		519,716	522,507
6.00% due 08/01/2036 to 04/01/2037 ***		51,274,391	51,230,636
6.00% TBA **		152,000,000	151,810,000
6.50% due 01/01/2036 to 04/01/2037 ***		18,435,036	18,715,994
6.50% TBA **		8,000,000	8,120,000
6.964% due 11/01/2035 (b)***		743,810	767,096

			794,267,405
Government National Mortgage
Association - 0.59%
6.00% due 11/15/2036 to 06/15/2037 ***		8,999,995	9,043,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $864,697,245)			$866,103,728

FOREIGN GOVERNMENT OBLIGATIONS - 0.09%
Brazil - 0.09%
Federative Republic of Brazil
10.25% due 01/10/2028 ***	BRL	2,500,000	1,309,356

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,342,869)			$1,309,356

CORPORATE BONDS - 31.49%

Automobiles - 0.43%
DaimlerChrysler N.A. Holding Corp., Series MTN
5.71% due 03/13/2009 (b)***		$6,600,000	6,581,025

Banking - 9.92%
American Express Centurion Bank, Series BKNT
5.34% due 06/12/2009 (b)***		3,100,000	3,097,635
ANZ National International Ltd.
5.3963% due 08/07/2009 (b)***		8,000,000	7,994,369

The accompanying notes are an integral part of the financial statements.	380

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Bank of America Corp.
5.37% due 06/19/2009 (b)***	$11,100,000	$11,045,366
Bank of America NA, Series BKNT
5.36% due 12/18/2008 (b)***	1,200,000	1,197,719
6.00% due 10/15/2036 ***	900,000	869,931
Bank of Ireland YCD
5.40% due 01/15/2010 ***	13,200,000	13,205,861
BNP Paribas
5.186% due 06/29/2049 (b)***	7,600,000	7,041,924
Credit Agricole SA
5.505% due 05/28/2009 (b)***	2,400,000	2,399,892
5.555% due 05/28/2010 (b)***	2,700,000	2,699,897
Deutsche Bank AG
6.00% due 09/01/2017 ***	4,600,000	4,641,037
DnB NORBank ASA
5.4434% due 10/13/2009 (b)***	2,400,000	2,399,698
Export-Import Bank of Korea
5.45% due 06/01/2009 (b)***	3,400,000	3,401,227
Fortis Bank
5.265% due 06/30/2008 (b)***	2,200,000	2,200,378
5.265% due 04/28/2008 (b)***	1,400,000	1,400,284
5.30% due 09/30/2008 (b)***	2,700,000	2,699,587
HSBC Bank USA, Series BKNT
5.43% due 09/21/2007 (b)***	5,000,000	4,999,095
5.50% due 06/10/2009 (b)***	900,000	894,588
HSBC Finance Corp.
5.42% due 10/21/2009 (b)***	1,700,000	1,688,481
5.49% due 09/15/2008 (b)***	4,300,000	4,307,224
HSBC Finance Corp., Series MTN
5.50% due 12/05/2008 (b)***	1,600,000	1,595,936
HSBC Holdings PLC
6.50% due 05/02/2036 ***	900,000	923,644
ICICI Bank, Ltd.
5.90% due 01/12/2010 (b)***	3,800,000	3,752,124
National Australia Bank Ltd.
5.40% due 09/11/2009 (b)***	2,500,000	2,502,610
Nordea Bank Finland PLC, Series YCD
5.2625% due 03/31/2008 (b)***	1,900,000	1,900,160
Nordea Bank Finland, Series YCD
5.307% due 04/09/2009 ***	5,600,000	5,601,036
Nordea Bank Finland, Series YCD
5.307% due 05/28/2008 ***	2,000,000	2,000,406
Residential Capital LLC
7.595% due 05/22/2009 (b)***	3,100,000	2,449,000
Royal Bank of Scotland PLC
5.41% due 07/21/2008 (b)***	1,900,000	1,900,701
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)***	5,000,000	5,569,700
Santander US Debt SA Unipersonal
5.40% due 09/21/2007 (b)***	1,600,000	1,599,675
5.42% due 11/20/2009 ***	4,700,000	4,677,055
State Street Capital Trust IV
6.355% due 06/15/2037 (b)(c)***	400,000	368,094
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)***	5,200,000	4,950,140

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Unicreditio Italiano, Series YCD
5.35% due 05/06/2008 ***	$12,400,000	$12,396,726
Unicredito Italiano, Series YCD
5.50563% due 05/29/2008 (b)***	3,100,000	3,097,716
USB Capital IX
6.189% due 04/15/2042 (b)***	300,000	301,242
VTB Capital SA for Vneshtorgbank
5.95625% due 08/01/2008 ***	2,300,000	2,280,450
Wachovia Bank NA, Series BKNT
5.32% due 10/03/2008 ***	1,800,000	1,795,714
5.565% due 05/25/2010 (b)***	11,000,000	10,945,286
Wachovia Corp.
5.5056% due 10/15/2011 (b)***	1,100,000	1,091,185
Westpac Banking Corp., Series DPNT
5.28% due 06/06/2008 (b)***	1,600,000	1,599,978

		151,482,771
Biotechnology - 0.37%
Amgen, Inc.
5.585% due 11/28/2008 (b)***	5,600,000	5,601,523

Building Materials & Construction - 0.35%
C8 Capital SPV, Ltd.
6.64% due 12/31/2049 (b)***	5,500,000	5,332,415

Cable & Television - 0.09%
Comcast Corp.
5.875% due 02/15/2018 ***	700,000	683,561
6.45% due 03/15/2037 ***	700,000	675,940

		1,359,501
Crude Petroleum & Natural Gas - 0.26%
Anadarko Petroleum Corp.
5.76% due 09/15/2009 (b)***	4,000,000	3,977,428

Diversified Financial Services - 1.94%
General Electric Capital Corp., Series MTN
5.39% due 10/26/2009 (b)***	6,200,000	6,188,673
5.40% due 01/05/2009 (b)***	600,000	599,538

5.43% due 01/20/2010 (b)***	2,700,000	2,682,463
5.6275% due 08/15/2011 (b)***	4,800,000	4,752,710
General Electric Capital Corp., Series MTNA
5.48% due 12/15/2009 (b)***	11,000,000	10,994,918
TNK-BP Finance SA
6.125% due 03/20/2012 ***	500,000	476,900
Wells Fargo & Company
5.46% due 09/15/2009 (b)***	3,900,000	3,892,243

		29,587,445
Energy - 0.32%
TXU Energy Co., LLC
5.85% due 09/16/2008 (b)***	4,900,000	4,902,661

Financial Services - 15.51%
Abbey National Treasury Services PLC, Series YCD
5.27% due 07/02/2008 (b)***	4,800,000	4,801,018
American Express Bank FSB, Series BKNT
5.41% due 10/20/2009 (b)***	2,600,000	2,597,982
American Express Centurion Bank, Series BKNT
5.33% due 05/07/2008 (b)***	2,800,000	2,798,888

The accompanying notes are an integral part of the financial statements.	381

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
American Express Credit Corp., Series MTNB
5.5613% due 12/12/2007 (b)***		$2,100,000	$2,099,800
American Express Credit Corp., Series MTN
5.38% due 11/09/2009 (b)***		2,000,000	1,998,796
5.41% due 03/02/2009 (b)***		2,300,000	2,300,812
American Honda Finance Corp., Series MTN
5.42% due 03/09/2009 (b)***		3,900,000	3,904,259
Bear Stearns Companies, Inc.
5.51% due 04/29/2008 (b)***		5,300,000	5,269,901
Bear Stearns Companies, Inc., Series MTN
5.59% due 08/21/2009 (b)***		1,800,000	1,760,116
5.5975% due 05/18/2010 (b)***		4,600,000	4,428,107
5.63% due 07/16/2009 (b)***		900,000	879,524
Bear Stearns Companies, Inc., Series MTNB
5.45% due 03/30/2009 (b)***		2,500,000	2,455,305
C10 Capital SPV, Ltd.
6.722% due 12/31/2049 (b)***		1,700,000	1,644,172
Calabash Re, Ltd.
13.76% due 01/08/2010 (b)***		3,000,000	3,047,700
Caylon NY
5.34% due 01/16/2009 ***		3,900,000	3,900,012
CIT Group Holdings, Inc.
5.51% due 01/30/2009 (b)***		1,300,000	1,238,571
CIT Group, Inc.
5.43% due 12/19/2007 (b)***		5,000,000	4,944,080
CIT Group, Inc., Series MTN
5.64% due 08/17/2009 (b)***		2,300,000	2,182,035
Citigroup Funding Inc., Series MTN
5.32% due 04/23/2009 (b)***		2,000,000	1,999,960
5.35% due 12/08/2008 (b)***		400,000	400,141
5.36% due 06/26/2009 (b)***		2,100,000	2,099,983
Citigroup Global Markets Holdings, Inc., Series
MTNA
5.46% due 03/17/2009 (b)***		2,400,000	2,402,669
Citigroup, Inc.
5.39% due 12/28/2009 (b)***		1,400,000	1,397,077
5.40% due 12/26/2008 (b)***		4,100,000	4,101,849
5.40% due 01/30/2009 (b)***		1,100,000	1,100,058
5.4087% due 05/02/2008 (b)***		5,000,000	5,001,685
5.50% due 08/27/2012 ***		3,500,000	3,501,778
6.125% due 08/25/2036 ***		3,500,000	3,418,803
Ford Motor Credit Company
5.80% due 01/12/2009 ***		1,700,000	1,601,862
7.375% due 10/28/2009 ***		2,100,000	1,987,159
General Electric Capital Corp.
5.50% due 09/15/2067 (b)***	EUR	9,900,000	13,399,484
GMAC LLC
6.00% due 12/15/2011 ***		$400,000	343,920
Goldman Sachs Group, Inc.
5.40% due 12/23/2008 (b)***		400,000	398,570
5.45% due 06/23/2009 (b)***		1,700,000	1,685,088
5.625% due 01/15/2017 ***		2,000,000	1,911,722
6.25% due 09/01/2017 ***		5,400,000	5,407,798
Goldman Sachs Group, Inc., Series MTN
5.47% due 11/10/2008 (b)***		5,700,000	5,684,638
5.56% due 11/16/2009 (b)***		1,100,000	1,093,396

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Goldman Sachs Group, Inc., Series MTNB
5.45% due 12/22/2008 (b)***	$5,900,000	$5,883,120
5.69% due 07/23/2009 (b)***	1,100,000	1,099,469
HBOS Treasury Services PLC, Series MTN
5.40% due 07/17/2009 (b)***	3,900,000	3,902,671
International Lease Finance Corp., Series MTN
5.7188% due 05/24/2010 (b)***	18,700,000	18,636,869
John Deere Capital Corp., Series MTN
5.41% due 07/15/2008 (b)***	2,400,000	2,401,222
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036 ***	400,000	360,085
JPMorgan Chase & Co, Series MTN
5.3956% due 05/07/2010 (b)***	3,900,000	3,882,337
Korea Development Bank
5.49% due 04/03/2010 (b)***	9,900,000	9,903,495
Lehman Brothers Holdings, Inc., Series MTN
5.41% due 12/23/2008 (b)***	400,000	393,310
5.45% due 04/03/2009 (b)***	1,300,000	1,272,783
5.555% due 11/24/2008 (b)***	1,200,000	1,178,245
5.57% due 12/23/2010 (b)***	10,000,000	9,522,810
5.60% due 08/21/2009 (b)***	2,600,000	2,529,270
5.63% due 11/16/2009 (b)***	4,100,000	3,963,536
5.645% due 05/25/2010 (b)***	800,000	767,404
Longpoint Re, Ltd.
10.60875% due 05/08/2010 (b)***	1,200,000	1,214,640
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017 ***	3,100,000	3,159,427
Merrill Lynch & Company, Inc., Series MTN
5.40563% due 05/08/2009 (b)***	2,700,000	2,691,271
5.56% due 07/25/2011 (b)***	3,200,000	3,155,331
5.665% due 08/14/2009 (b)***	2,300,000	2,293,337
6.05% due 08/15/2012 ***	900,000	915,380
Merrill Lynch & Company, Inc., Series MTNB
5.45% due 01/30/2009 (b)***	3,200,000	3,187,648
Merrill Lynch & Company, Inc., Series MTNC
5.6988% due 06/16/2008 (b)***	3,000,000	3,000,282
Morgan Stanley
6.25% due 08/28/2017 ***	800,000	808,297
Morgan Stanley, Series FMTN
5.40563% due 05/07/2009 (b)***	2,900,000	2,873,749
Morgan Stanley, Series GMTN
5.47% due 02/09/2009 (b)***	7,200,000	7,150,090
Morgan Stanley, Series MTN
5.45025% due 01/15/2010 (b)***	2,400,000	2,367,638
5.55% due 11/21/2008 (b)***	1,900,000	1,889,774
Mystic Re, Ltd.
15.54125% due 06/07/2011 (b)***	1,000,000	1,017,000
Salomon Brothers AG for OAO Gazprom
10.50% due 10/21/2009 (b)***	900,000	977,259
SLM Corp., Series MTNA
5.50% due 07/27/2009 (b)***	10,500,000	10,073,983
SMFG Preferred Capital
5.37% due 01/29/2049 (b)***	1,600,000	1,492,288
Societe Generale NY
5.268% due 06/30/2008 (b)***	10,600,000	10,602,247

The accompanying notes are an integral part of the financial statements.	382

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
ZFS Finance USA Trust IV
5.875% due 05/09/2032 ***	$1,100,000	$1,053,756

		236,808,741

Food & Beverages - 0.14%
General Mills, Inc.
5.49% due 01/22/2010 (b)***	2,100,000	2,092,054

Insurance - 0.42%
MetLife, Inc.
6.40% due 12/15/2036 (b)***	900,000	818,663
Metropolitan Life Global Funding I, Series MTN
5.56% due 05/17/2010 (b)***	5,000,000	4,954,330
Residential Reinsurance 2007 Ltd, Series CL2
15.61% due 06/07/2010 (b)***	600,000	610,020

		6,383,013

International Oil - 0.23%
Gaz Capital for Gazprom, Series 144A
6.212% due 11/22/2016 ***	500,000	481,750
Pemex Project Funding Master Trust
5.75% due 12/15/2015 ***	800,000	791,200
Transocean, Inc.
5.56% due 09/05/2008 ***	2,300,000	2,299,722

		3,572,672

Manufacturing - 0.21%
Siemens Financieringsmaatschappij NV
5.625% due 08/14/2009 (b)***	3,200,000	3,199,350

Telecommunications Equipment &
Services - 0.39%
Verizon Communications, Inc.
5.40% due 04/03/2009 (b)***	5,900,000	5,902,342

Telephone - 0.91%
AT&T, Inc.
5.46% due 02/05/2010 (b)***	1,400,000	1,394,029
5.6475% due 05/15/2008 (b)***	1,700,000	1,699,158
5.785% due 11/14/2008 (b)***	1,600,000	1,602,704
BellSouth Corp.
4.24% due 04/26/2008 (b)***	2,200,000	2,187,753
5.6575% due 08/15/2008 (b)***	3,800,000	3,794,137
Telecom Italia Capital SA
5.97% due 07/18/2011 (b)***	3,200,000	3,179,027

		13,856,808

TOTAL CORPORATE BONDS (Cost $485,533,127)		$480,639,749

MUNICIPAL BONDS - 0.54%

Iowa - 0.07%
Tobacco Settlement Authority of Iowa, Tobacco
Settlement Revenue, Series A
6.50% due 06/01/2023 ***	1,150,000	1,084,623

Nevada - 0.01%
Truckee Meadows Nevada Water Authority
5.00% due 07/01/2036 *** (h)	100,000	101,415

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)

Pennsylvania - 0.28%
Pennsylvania Higher Educational Facilties
Authority, Facilities Authority Revenue
4.75% due 07/15/2035 *** (h)	$4,500,000	$4,325,040

Wisconsin - 0.18%
Badger Tobacco Asset Securitization Corp.
6.125% due 06/01/2027 ***	2,625,000	2,689,076

TOTAL MUNICIPAL BONDS (Cost $8,579,489)		$8,200,154

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.45%
American Home Mortgage Investment Trust, Series
2004-4, Class 4A
4.39% due 02/25/2045 ***	316,610	310,364
Arkle Master Issuer PLC, Series 2006-1A, Class 1A
5.55% due 11/19/2007 (b)***	6,100,000	6,095,242
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8, Class 2A1
5.0708% due 11/25/2034 (b)***	4,585,093	4,524,876
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 22A1
4.7733% due 11/25/2034 (b)***	1,513,110	1,485,915
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.50724% due 09/25/2035 (b)***	1,361,222	1,351,019
Bear Stearns Mortgage Funding Trust, Series
2007-AR1, Class 2A1
5.39% due 02/25/2037 (b)***	4,274,692	4,217,427
Bear Stearns Structured Products Inc., Series
2007-R7, Class A1
5.70% due 01/25/2037 (b)***	5,000,000	4,966,016
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	1,455,105	1,442,747
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A
4.70% due 12/25/2035 ***	576,335	563,051
Countrywide Alternative Loan Trust,
Series 2005-81, Class A1
5.785% due 02/25/2037 (b)***	7,371,426	7,154,698
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-22, Class A3
4.7949% due 11/25/2034 (b)***	2,873,577	2,822,917
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB9, Class 1A1
4.7393% due 02/20/2035 (b)***	5,203,098	5,110,390
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)***	682,732	674,630
Credit-Based Asset Servicing and Securitization
LLC, Series 2007-SP1, Class A1
5.41% due 12/25/2037 (b)***	8,982,632	8,919,475
CS First Boston Mortgage Securities Corp.,
Series 2005-C6, Class A1
4.938% due 12/15/2040 ***	1,268,725	1,258,379
Deutsche ALT-A Securities Inc Alternate Loan
Trust, Series 2007-AR1, Class A3B
5.39% due 01/25/2047 (b)***	2,862,154	2,819,255

The accompanying notes are an integral part of the financial statements.	383

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Fannie Mae Whole Loan, Series 2003-W12, Class
2A5
4.50% due 06/25/2043 (b)***	$3,713,526	$3,683,170
Fannie Mae, Series 2003-37, Class HY
5.00% due 12/25/2016 (b)***	11,842,352	11,786,887
Federal Home Loan Mortgage Corp. , Series
2007-3335, Class AF
5.47% due 10/15/2020 (b)***	27,118,565	26,946,110
Federal Home Loan Mortgage Corp. , Series
2007-3335, Class BF
5.47% due 07/15/2019 (b)***	4,432,983	4,404,600
Federal Home Loan Mortgage Corp., Series 2637,
Class F
6.0113% due 06/15/2018 (b)***	391,425	391,821
Federal Home Loan Mortgage Corp., Series 3036,
Class NA
5.00% due 07/15/2024 ***	3,694,701	3,690,455
Federal Home Loan Mortgage Corp., Series 3149,
Class LF
5.9113% due 05/15/2036 (b)***	1,863,253	1,845,657
Federal Home Loan Mortgage Corp.,
Series 2844, Class PR
5.00% due 09/15/2017 ***	235,906	235,444
Federal Home Loan Mortgage Corp.,
Series T-63, Class 1A1
6.20% due 02/25/2045 (b)***	283,534	283,328
Federal National Mortgage Association
4.67315% due 05/25/2035 (b)***	500,000	497,021
5.605% due 01/25/2021 (b)***	22,178,397	22,140,632
5.855% due 09/25/2042 (b)***	2,288,805	2,298,810
Federal National Mortgage Association, REMICS,
Series 2007-73, Class A1
5.565% due 07/25/2037 (b)***	4,639,954	4,587,755
Federal National Mortgage Association, Series
2003-21, Class M
5.00% due 02/25/2017 (b)***	687,441	683,510
Federal National Mortgage Association, Series
2005-33, Class QA
5.00% due 06/25/2027 ***	2,492,272	2,484,240
Freddie Mac , Series 2007-3335, Class FT
5.47% due 08/15/2019 (b)***	20,302,032	20,177,789
Freddie Mac REMICS, Series 2007-3346, Class FA
5.841% due 02/15/2019 (b)***	18,314,348	18,196,804
Freddie Mac, Series 2002-2539, Class TE
5.00% due 12/15/2026 (b)***	4,759,850	4,731,166
Government National Mortgage Association, Series
2003-4, Class LA
4.00% due 07/16/2027 ***	39,799	39,709
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A1A
5.43% due 01/25/2047 (b)***	2,553,780	2,493,717
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
5.585% due 10/25/2046 (b)***	2,581,822	2,563,212
GS Mortgage Securities Corp II, Series 2007-EOP,
Class A1
5.42% due 03/06/2020 (b)***	5,645,327	5,634,703

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A1A
5.595% due 11/25/2046 (b)***	$1,555,821	$1,540,378
JP Morgan Mortgage Trust, Series 2005-A1, Class
6T1
5.02292% due 02/25/2035 (b)***	2,116,072	2,060,562
LB-UBS Commercial Mortgage Trust, Series
2002-C2, Class A2
4.904% due 06/15/2026 ***	1,111,571	1,104,106
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A1
4.99% due 11/15/2030 ***	1,575,550	1,565,665
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
5.78694% due 12/15/2030 (b)***	5,830,514	5,755,299
Merrill Lynch Mortgage Investors Inc, Series
2005-2, Class 3A
6.505% due 10/25/2035 (b)***	777,519	782,814
Merrill Lynch Mortgage Investors Inc, Series
2005-3, Class 4A
5.755% due 11/25/2035 (b)***	517,791	517,468
Merrill Lynch Mortgage Investors Inc, Series
2005-A10, Class A
5.715% due 02/25/2036 (b)***	1,360,862	1,360,862
Morgan Stanley Capital I, Series 2007-XLFA, Class
A1
5.67% due 10/15/2020 (b)***	1,255,483	1,255,483
Structured Asset Mortgage Investments Inc, Series
2005-AR5, Class A3
5.7875% due 07/19/2035 (b)***	2,739,464	2,657,744
Structured Asset Mortgage Investments Inc, Series
2007-AR2, Class 2A1
5.45% due 03/25/2037 (b)***	4,500,167	4,372,550
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR8, Class A1A
5.785% due 02/25/2036 (b)***	721,090	701,457
Structured Asset Securities Corp., Series
2005-AR1, Class A3
5.605% due 09/25/2035 (b)***	557,169	556,621
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
5.615% due 12/25/2036 (b)***	2,145,599	2,118,801
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
5.625% due 08/25/2036 (b)***	4,910,927	4,836,024
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR17, Class 1A
6.20% due 11/25/2042 (b)***	423,503	425,187
Washington Mutual, Inc., Series 2001-7, Class A
6.20% due 05/25/2041 (b)***	337,091	335,885
Washington Mutual, Inc., Series 2005-AR19, Class
A1A1
5.775% due 12/25/2045 (b)***	4,058,194	3,962,096
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-CC, Class A1
4.9547% due 01/25/2035 (b)***	3,693,490	3,580,949

The accompanying notes are an integral part of the financial statements.	384

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
4.95% due 03/25/2036 (b)***	$2,829,983	$2,778,280

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $237,025,304)		$235,781,172

ASSET BACKED SECURITIES - 11.13%
ACE Securities Corp., Series 2006-ASP5, Class
A2A
5.585% due 10/25/2036 (b)***	1,563,779	1,554,093
Argent Securities, Inc., Series 2006-M2, Class A2A
5.555% due 09/25/2036 (b)***	835,605	829,964
Bear Stearns Asset Backed Securities Inc, Series
2007-HE1, Class 21A1
5.38% due 01/25/2037 (b)***	4,739,686	4,703,399
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE5, Class 1A1
5.41% due 06/25/2047 (b)***	1,775,264	1,759,551
Carrington Mortgage Loan Trust, Series 2005-NC5,
Class A2
5.82% due 10/25/2035 (b)***	3,536,243	3,448,609
Citigroup Commercial Mortgage Trust, Series
2006-FL2, Class A1
5.68125% due 08/15/2021 (b)***	874,029	873,687
Citigroup Mortgage Loan Trust, Inc., Series
2006-WFH4, Class A1
5.37% due 11/25/2036 (b)***	967,694	962,010
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class A2
6.455% due 05/15/2032 ***	2,515,713	2,523,606
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
6.615% due 10/25/2036 ***	1,900,278	1,888,832
Countrywide Asset-Backed Certificates, Series
2006-16, Class 2A1
5.555% due 10/25/2036 ***	775,555	771,556
Countrywide Asset-Backed Certificates, Series
2006-17, Class 2A1
5.555% due 03/25/2047 (b)***	1,608,607	1,597,292
Countrywide Asset-Backed Certificates, Series
2006-18, Class 2A1
5.555% due 03/25/2037 (b)***	4,232,204	4,206,213
Countrywide Asset-Backed Certificates, Series
2006-19, Class 2A1
5.565% due 03/25/2037 (b)***	2,566,772	2,549,876
Countrywide Asset-Backed Certificates, Series
2007-1, Class 2A1
5.37% due 07/25/2037 (b)***	11,585,449	11,490,953
Daimler Chrysler Auto Trust, Series 2006-C, Class
A2
5.33% due 05/08/2009 ***	1,951,336	1,949,154
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF15, Class A3
5.555% due 11/25/2036 (b)***	3,124,703	3,054,955
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF9, Class 2A1
5.565% due 06/25/2036 (b)***	7,258,992	7,189,368

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2007-FF1, Class A2A
5.36% due 01/25/2038 (b)***	$4,496,235	$4,463,151
First USA Credit Card Master Trust, Series 1998-6,
Class A
5.70% due 04/18/2011 (b)***	6,600,000	6,597,510
Fremont Home Loan Trust, Series 2006-3, Class
2A1
5.575% due 02/25/2037 (b)***	1,159,765	1,154,203
GE Capital Commercial Mortgage Corp., Series
2002-3A, Class A1
4.229% due 12/10/2037 (b)***	5,782,394	5,657,179
GE-WMC Mortgage Securities LLC,
Series 2005-2, Class A2A
5.605% due 12/25/2035 (b)***	2,653,960	2,652,364
GSAMP Trust, Series 2006-FM2, Class A2A
5.575% due 09/25/2036 (b)***	1,714,232	1,703,651
GSAMP Trust, Series 2007-FM1, Class A2A
5.575% due 12/25/2036 (b)***	2,388,365	2,356,078
GSR Mortgage Loan Trust, Series 2005-AR7,
Class 6A1
5.251% due 11/25/2035 (b)***	3,206,129	3,050,515
GSR Mortgage Loan Trust, Series 2005-HEL1,
Class A2A
5.605% due 11/25/2030 (b)***	236,357	235,920
HFC Home Equity Loan Asset Backed Certificates,
Series 2005-1, Class A
5.8275% due 01/20/2034 (b)***	3,069,157	2,983,029
HSBC Asset Loan Obligation, Series 2007-WF1,
Class A1
5.565% due 12/25/2036 (b)***	10,442,739	10,289,367
HSI Asset Securitization Corp. Trust, Series
2006-HE2, Class 2A1
5.555% due 12/25/2036 (b)***	1,284,004	1,273,900
Indymac Residential Asset Backed Trust, Series
2005-D, Class AII1
5.605% due 03/25/2036 (b)***	143,932	143,851
JP Morgan Mortgage Acquisition Corp., Series
2006-HE3, Class A2
5.37% due 11/25/2036 (b)***	650,373	645,963
JP Morgan Mortgage Acquisition Corp., Series
2006-WMC3, Class A2
5.555% due 08/25/2036 (b)***	957,122	948,490
JP Morgan Mortgage Acquisition Corp., Series
2007-HE1, Class AV1
5.39% due 04/01/2037 (b)***	3,134,969	3,099,387
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA, Class A1
5.8325% due 09/15/2021 (b)***	516,906	516,784
Long Beach Mortgage Loan Trust, Series 2004-4,
Class 1A1
5.785% due 10/25/2034 (b)***	110,776	104,804
Master Asset Backed Securities Trust, Series
2007-HE1, Class A1
5.40% due 05/25/2037 (b)***	2,220,786	2,209,336

The accompanying notes are an integral part of the financial statements.	385

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Merrill Lynch Mortgage Investors Trust, Series
2006-RM5, Class A2A
5.565% due 10/25/2037 (b)***	$4,621,051	$4,578,534
Morgan Stanley ABS Capital I, Series 2006-NC5,
Class A2A
5.50% due 10/25/2036 ***	981,577	970,810
Morgan Stanley ABS Capital I, Series 2007-HE1,
Class A2A
5.370% due 11/25/2036 (b)***	4,405,943	4,368,737
Newcastle Mortgage Securities Trust, Series
2006-1, Class A1
5.575% due 03/25/2036 (b)***	1,458,904	1,450,825
Option One Mortgage Loan Trust, Series 2007-1,
Class 2A1
5.37% due 01/25/2037 (b)***	3,185,186	3,171,747
Park Place Securities, Inc., Series 2004-MCW1,
Class A1
5.817% due 10/25/2034 (b)***	2,829,525	2,712,430
Residential Asset Mortgage Products, Inc., Series
2006-RZ4, Class A1A
5.585% due 10/25/2036 (b)***	2,669,463	2,643,866
Residential Asset Securities Corp., Series
2006-EMX9, Class 1A1
5.39% due 11/25/2036 (b)***	4,144,544	4,119,862
Residential Asset Securities Corp., Series
2006-KS6, Class A1
5.545% due 08/25/2036 (b)***	926,445	920,185
Residential Asset Securities Corp., Series
2006-KS8, Class A1
5.565% due 10/25/2036 (b)***	5,081,075	5,052,769
Residential Asset Securities Corp., Series
2006-KS9, Class AI1
5.575% due 11/25/2036 (b)***	2,392,331	2,369,140
Saxon Asset Securities Trust, Series 2006-3, Class
A1
5.38% due 11/25/2036 (b)***	1,071,373	1,064,255
SBI Heloc Trust, Series 2006-1A, Class 1A2A
5.675% due 08/25/2036 (b)***	1,404,003	1,391,937
Securitized Asset Backed Receivables LLC Trust,
Series 2007-HE1, Class A2A
5.565% due 12/25/2036 (b)***	3,431,707	3,398,690
SLM Student Loan Trust, Series 2005-1, Class A1
5.37% due 01/26/2015 (b)***	163,767	163,746
Soundview Home Equity Loan Trust, Series
2006-EQ1, Class A1
5.555% due 10/25/2036 (b)***	1,525,614	1,513,949
Specialty Underwriting & Residential Finance,
Series 2007-BC1, Class A2A
5.565% due 01/25/2038 (b)***	4,248,288	4,212,799
Structured Asset Securities Corp., Series 2005-S7,
Class A1
5.585% due 12/25/2035 (b)***	660,697	658,940
Structured Asset Securities Corp., Series 2006-11,
Class A1
5.32186% due 10/25/2035 (b)***	2,432,784	2,419,963

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Structured Asset Securities Corp., Series
2006-BC3, Class A2
5.555% due 10/25/2036 (b)***	$2,591,775	$2,560,297
USAA Auto Owner Trust, Series 2007-1, Class A1
5.337% due 07/11/2008 ***	1,986,131	1,984,270
Wachovia Auto Loan Owner Trust 2006-1, Series
2007-1, Class A1
5.337% due 06/20/2008 ***	2,074,192	2,072,896
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1
5.7013% due 09/15/2021 (b)***	8,662,644	8,654,887
Wachovia Bank Commercial Mortgage Trust,
Series 2007-WHL8, Class A1
5.69% due 06/15/2020 (b)***	4,197,624	4,176,678
Wells Fargo Home Equity Trust, Series 2005-4,
Class AI1
5.625% due 12/25/2035 (b)***	1,868,216	1,852,435

TOTAL ASSET BACKED SECURITIES
(Cost $171,274,144)		$169,923,247

TERM LOANS - 1.21%

Cable & Television - 0.06%
Cablevision
6.87% due 03/23/2013 (b)	987,500	946,924

Electrical Utilities - 0.31%
Kinder Morgan, Inc.
1.00% due 11/24/2013	5,000,000	4,720,850

Financial Services - 0.72%
Chrysler Financial
5.00% due 08/03/2012	8,000,000	7,777,120
SLM Corp., Series MTNA
6.00% due 06/30/2008 (f)	3,200,000	3,184,000

		10,961,120

Semiconductors - 0.12%
Sensata Technologies, Inc.
5.75% due 04/27/2013	1,994,962	1,899,204

TOTAL TERM LOANS (Cost $18,788,953)		$18,528,098

OPTIONS - 0.53%

Call Options - 0.52%
Over The Counter European Style Call on the USD
vs. JPY
Expiration 03/31/2010 at $105.40 *	3,000,000	155,568
Over The Counter European Style Call on
USD-LIBOR rate swaption
Expiration 09/26/2008 at $4.75 *	100,000,000	761,720
Expiration 09/30/2008 at $4.75 *	137,700,000	1,048,889
Expiration 12/15/2008 at $4.75 *	143,700,000	1,134,454
Expiration 02/01/2008 at $4.75 *	41,000,000	123,463
Expiration 03/31/2008 at $4.75 *	109,700,000	713,785
Expiration 03/31/2008 at $4.75 *	52,000,000	334,716
Expiration 09/26/2008 at $4.75 *	36,000,000	274,219
Expiration 10/25/2007 at $4.90 *	42,000,000	193,074
Expiration 12/15/2008 at $5.00 *	198,300,000	1,974,711

The accompanying notes are an integral part of the financial statements.	386

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

OPTIONS (continued)

Call Options (continued)
Over The Counter European Style Call on
USD-LIBOR rate swaption (continued)
Expiration 02/01/2008 at $5.00 *		82,500,000	$668,646
Expiration 02/02/2009 at $5.20 *		46,000,000	548,085

			7,931,330
Put Options - 0.01%
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 09/17/2007 at $90.75 *		1,030,000	2,575
Expiration 09/17/2007 at $91.25 *		1,642,500	4,106
Expiration 12/17/2007 at $91.25 *		2,275,000	5,688
Expiration 12/17/2007 at $91.75 *		12,500	31
Expiration 03/17/2008 at $91.75 *		6,250,000	15,625
Expiration 12/17/2007 at $92.00 *		1,185,000	2,963
Expiration 12/17/2007 at $92.25 *		1,262,500	3,156
Over The Counter European Purchase Put on the
USD vs. JPY
Expiration 03/31/2010 at $105.40 *		3,000,000	155,568

			189,712

TOTAL OPTIONS (Cost $4,571,126)			$8,121,042

SHORT TERM INVESTMENTS - 14.28%
Bank of America Corp.
5.23% due 11/20/2007 ***		$27,100,000	$26,785,038
5.26% due 11/08/2007 ***		700,000	693,045
Dexia Credit Local SA - Series YCD
5.27% due 09/29/2008 ***	EUR	13,900,000	13,894,175
Fortis Funding LLC
5.275% due 09/07/2007 ***		$35,500,000	35,468,790
National Australia Funding (Delaware), Inc.
5.28% due 09/07/2007 ***		3,200,000	3,197,184
Rabobank USA Finance Corp.
5.24% due 09/04/2007 ***		30,300,000	30,286,769
Royal Bank of Scotland Group PLC
5.265% due 03/26/2008 ***		300,000	299,950
Skandinaviska Enskilda Banken AB
5.27% due 10/03/2007 ***		7,400,000	7,399,806
Time Warner, Inc.
5.41% due 09/17/2007 ***		1,500,000	1,496,393
U.S. Treasury Bill
zero coupon due 09/13/2007 ****		4,770,000	4,762,615
U.S. Treasury Bills
zero coupon due 11/29/2007 ****		3,710,000	3,668,689
UBS Finance (Delaware) LLC
5.225% due 11/14/2007 ***		25,700,000	25,423,975
5.235% due 09/06/2007 ***		19,800,000	19,785,604
5.26% due 11/07/2007 ***		1,000,000	990,211
Westpac Banking Corp.
5.26% due 11/08/2007 ***		44,200,000	43,760,848

TOTAL SHORT TERM INVESTMENTS
(Cost $217,913,091)			$217,913,092

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 2.17%
Lehman Brothers Tri-Party
Repurchase Agreement dated
08/31/2007 at 5.13% to be
repurchased at $9,005,130 on
9/4/2007, collateralized by
$7,576,492 U.S. Treasury Note,
3.375% due 04/15/2032 (valued at
$9,190,575, including interest)	$9,000,000	$9,000,000
Repurchase Agreement with State Street
Corp. dated 08/31/2007 at 4.60% to be
repurchased at $33,087,432 on 9/4/2007,
collateralized by $7,576,492 U.S. Treasury
Note, 3.375% due 04/15/2032 (valued at
$9,190,575, including interest) and
$24,045,000 Federal National Mortgage
Association, 5.3% due 04/16/2010 (valued
at $24,555,956, including interest)	24,070,000	24,070,000

TOTAL REPURCHASE AGREEMENTS
(Cost $33,070,000)		$33,070,000

Total Investments (Total Return Fund)
(Cost $2,078,106,944) - 135.95%		$2,074,916,906
Liabilities in Excess of Other Assets - (35.95)%		(548,641,196)

TOTAL NET ASSETS - 100.00%		$1,526,275,710

Schedule of Securities Sold Short
	Shares or
	Principal
	Amount	Value

U.S. TREASURY NOTES - 100.00%
U.S. Treasury Notes
4.625%, due 02/15/2017	$4,500,000	$4,526,015
4.50%, due 05/15/2017	35,300,000	$35,173,132

TOTAL U.S. TREASURY
NOTES (Proceeds $38,658,352)		$39,699,147

Total Securities Sold Short
(Proceeds $38,658,352)		$39,699,147

U.S. Global Leaders Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.43%

Biotechnology - 5.14%
Genzyme Corp. *	559,907	$34,943,796

Business Services - 5.17%
Automatic Data Processing, Inc.	768,248	35,139,663

Cosmetics & Toiletries - 7.73%
Colgate-Palmolive Company	252,967	16,776,771
Procter & Gamble Company	548,260	35,806,861

		52,583,632

The accompanying notes are an integral part of the financial statements.	387

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Global Leaders Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Financial Services - 3.91%
State Street Corp. (c)	433,764	$26,615,759

Food & Beverages - 11.54%
PepsiCo, Inc.	509,800	34,681,694
Sysco Corp.	716,143	23,904,853
The Coca-Cola Company	370,625	19,932,213

		78,518,760
Healthcare Products - 10.86%
Johnson & Johnson	435,744	26,924,622
Medtronic, Inc.	511,282	27,016,141
Stryker Corp.	298,000	19,906,400

		73,847,163
Holdings Companies/Conglomerates - 5.33%
General Electric Company	932,799	36,257,897

Hotels & Restaurants - 3.14%
Starbucks Corp. *	776,312	21,387,396

Insurance - 2.51%
American International Group, Inc.	259,114	17,101,524

Internet Retail - 2.86%
eBay, Inc. *	569,697	19,426,668

Leisure Time - 3.28%
Electronic Arts, Inc. *	421,196	22,298,116

Pharmaceuticals - 4.01%
Teva Pharmaceutical Industries, Ltd., SADR	634,073	27,265,139

Retail Grocery - 2.90%
Whole Foods Market, Inc. (a)	445,600	19,722,256

Retail Trade - 14.68%
Costco Wholesale Corp.	322,319	19,903,198
Lowe's Companies, Inc.	916,700	28,472,702
Staples, Inc.	1,457,321	34,611,374
Walgreen Company	375,000	16,901,250

		99,888,524
Sanitary Services - 2.01%
Ecolab, Inc.	328,000	13,664,480

Software - 7.33%
Microsoft Corp.	1,074,606	30,873,430
SAP AG, SADR (a)	351,000	18,978,570

		49,852,000
Telecommunications Equipment &
Services - 3.10%
QUALCOMM, Inc.	529,100	21,105,799

Trucking & Freight - 3.93%
FedEx Corp.	244,000	26,761,920

TOTAL COMMON STOCKS (Cost $640,575,786)		$676,380,492

SHORT TERM INVESTMENTS - 4.69%
John Hancock Cash Investment Trust (c)	$31,899,286	$31,899,286

TOTAL SHORT TERM INVESTMENTS
(Cost $31,899,286)		$31,899,286

U.S. Global Leaders Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.51%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$3,452,764 on 9/4/2007,
collateralized by $3,560,000
Federal National Mortgage
Association, 5.49% due
01/11/2023 (valued at $3,524,400,
including interest)	$3,451,000	$3,451,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,451,000)		$3,451,000

Total Investments (U.S. Global Leaders Growth Fund)
(Cost $675,926,072) - 104.63%		$711,730,778
Liabilities in Excess of Other Assets - (4.63)%		(31,484,617)

TOTAL NET ASSETS - 100.00%		$680,246,161

U.S. Government Securities Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 12.28%
Treasury Inflation Protected

Securities (d) - 6.08%
2.00% due 01/15/2026	$4,849,568	$4,551,019
2.375% due 04/15/2011 to 01/15/2027	5,333,888	5,318,044
2.50% due 07/15/2016	2,083,893	2,105,871

		11,974,934
U.S. Treasury Bonds - 0.09%
4.25% due 08/15/2014	10,000	9,923
6.625% due 02/15/2027	128,000	155,830

		165,753
U.S. Treasury Notes - 6.11%
3.625% due 07/15/2009	2,880,000	2,851,200
4.00% due 04/15/2010	78,000	77,647
4.375% due 11/15/2008	100,000	100,109
4.50% due 03/31/2009	7,700,000	7,730,076
4.75% due 05/31/2012	490,000	500,106
5.00% due 07/31/2008	700,000	703,391
5.125% due 05/15/2016	54,000	56,312

		12,018,841

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,122,144)		$24,159,528

U.S. GOVERNMENT AGENCY OBLIGATIONS - 81.33%
Federal Home Loan Mortgage Corp. - 3.88%
5.00% due 08/01/2033	1,502,598	1,433,893
5.00% TBA **	3,000,000	2,851,875
5.899% due 01/01/2037	2,299,787	2,313,974
6.00% due 10/01/2010 to 12/01/2028	382,052	384,770
6.50% due 12/01/2010 ***	15,074	15,157
7.00% due 02/01/2011 to 06/01/2032	574,822	592,921

The accompanying notes are an integral part of the financial statements.	388

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
(continued)
9.00% due 10/01/2017	$7,990	$8,136
9.50% due 08/01/2020	22,998	25,037
11.75% due 12/01/2013	1,101	1,227
12.00% due 07/01/2020	7,010	7,678

		7,634,668
Federal National Mortgage

Association - 74.19%
3.8309% due 02/17/2009 (b)***	1,544,000	1,501,540
4.875% due 01/11/2008 ***	2,280,000	2,276,742
5.00% due 12/01/2019	7,631,149	7,475,755
5.00% TBA **	43,400,000	41,274,666
5.50% due 04/01/2018	526,428	524,528
5.50% due 05/01/2018 ***	1,309,381	1,304,654
5.50% TBA **	55,300,000	54,254,129
6.00% TBA **	19,310,000	19,302,549
6.50% due 02/01/2026 to 06/01/2029	264,736	270,863
6.50% due 07/01/2032 ***	1,400,638	1,442,808
6.50% TBA **	14,700,000	14,920,500
7.00% due 07/01/2022 to 01/01/2034	715,053	739,826
7.50% due 09/01/2029 to 02/01/2031	121,079	126,660
8.00% due 06/01/2017 to 03/01/2033	293,300	309,766
8.25% due 09/01/2008 ***	492	495
8.50% due 08/01/2019	117,637	125,231
8.50% due 02/01/2009 ***	171	174
8.75% due 08/01/2009 to 12/01/2009	15,206	15,354
9.00% due 05/01/2021	5,755	6,196
11.50% due 09/15/2013 to 09/01/2019	27,306	30,426
12.00% due 01/01/2013 to 04/20/2016	68,235	77,743
12.50% due 01/01/2013 to 09/20/2015	32,779	36,464
13.50% due 11/15/2014	16,214	18,304

		146,035,373
Government National Mortgage

Association - 3.26%
6.00% TBA **	5,700,000	5,726,722
6.50% due 02/15/2034 to 09/15/2034	355,032	362,220
7.50% due 03/15/2026 to 12/15/2027	164,494	172,575
8.50% due 06/15/2025	144,464	155,943
11.00% due 09/15/2015	626	704

		6,418,164

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $159,737,822)		$160,088,205

COLLATERALIZED MORTGAGE

OBLIGATIONS - 22.18%
American Home Mortgage Assets, Series 2006-3,
Class 3A12
5.695% due 10/25/2046 (b)***	1,264,980	1,240,749
American Home Mortgage Investment Trust, Series
2006-2, Class 1A1
5.585% due 06/25/2046 (b)***	750,740	746,286
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
6.4017% due 11/25/2034 (b)***	1,098,428	1,128,487

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306% due 12/10/2046 (b)	$1,740,000	$1,693,529
Countrywide Alternative Loan Trust, Series
2005-17, Class 2A1
5.745% due 07/25/2035 (b)***	495,646	491,698
Countrywide Alternative Loan Trust, Series
2005-59, Class 1A1
5.8675% due 11/20/2035 (b)***	366,854	360,013
Countrywide Alternative Loan Trust, Series
2006-OA10, Class 4A1
5.695% due 08/25/2046 (b)***	1,413,463	1,381,187
Countrywide Alternative Loan Trust, Series
2006-OA11, Class A4
5.695% due 09/25/2046 (b)***	1,434,553	1,400,140
Countrywide Alternative Loan Trust, Series
2006-OA7, Class 3A1
5.715% due 06/25/2046 (b)***	938,106	924,506
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.7375% due 07/20/2046 (b)***	1,381,305	1,350,044
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.7375% due 07/20/2046 (b)***	1,437,710	1,409,520
Countrywide Alternative Loan Trust, Series
2006-OC2, Class 2A3
5.795% due 02/25/2036 (b)***	1,000,000	974,012
Countrywide Home Loans, Series 2006-OA5, Class
1A1
5.705% due 04/25/2046 (b)***	691,689	678,012
Federal Home Loan Mortgage Corp.,
Series 2525, Class AM
4.50% due 04/15/2032	240,246	213,576
Federal Home Loan Mortgage Corp.,
Series 2686, Class QI
5.50% IO due 01/15/2023 ***	571,984	11,262
Federal National Mortgage Association Whole
Loan, Series 2003-W12, Class 2A7
4.68% due 06/25/2043	5,000,000	4,851,104
Federal National Mortgage Association Whole
Loan, Series 2005-W3, Class 2AF
5.725% due 03/25/2045 (b)***	600,518	590,497
Federal National Mortgage Association Whole
Loan, Series 2003-W14, Class 2A
6.3562% due 01/25/2043 (b)***	926,356	934,565
Federal National Mortgage Association, Series
1998-M4, Class C
6.527% due 05/25/2030	367,107	366,040
Harborview Mortgage Loan Trust, Series 2005-7,
Class 1A1
6.143% due 06/19/2045 (b)***	539,268	542,301
Impac CMB Trust, Series 2004-5, Class 1A1
5.865% due 10/25/2034 (b)***	992,483	992,247
Impac Secured Assets Corp., Series 2005-2,
Class A1
5.825% due 03/25/2036 (b)***	1,164,913	1,143,166

The accompanying notes are an integral part of the financial statements.	389

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347% due 11/15/2038	$2,280,000	$2,226,879
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.695% due 05/25/2046 (b)***	1,221,229	1,188,356
Master Adjustable Rate Mortgages Trust, Series
2004-15, Class 1A1
5.2469% due 12/25/2034 (b)	167,786	172,197
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 1A2
5.575% due 06/25/2036 (b)***	833,400	829,876
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.695% due 09/25/2046 (b)***	1,146,409	1,123,823
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A1
5.685% due 07/25/2036 (b)***	1,423,263	1,382,975
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A1A
5.715% due 08/25/2036 (b)***	1,633,785	1,597,721
Thornburg Mortgage Securities Trust, Series
2005-3, Class A3
5.765% due 10/25/2035 (b)***	1,572,282	1,568,013
Thornburg Mortgage Securities Trust, Series
2005-4, Class A4
5.705% due 12/25/2035 (b)***	1,768,881	1,761,444
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
5.61% due 06/25/2036 (b)***	1,611,069	1,600,654
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
5.615% due 06/25/2036 (b)***	1,642,914	1,631,967
Thornburg Mortgage Securities Trust, Series
2007-4, Class 2A1
6.24% due 09/25/2037	810,000	810,000
Thornburg Mortgage Securities Trust, Series
2007-4, Class 3A1
6.228% due 09/25/2037 (b)	740,000	729,478
Washington Mutual, Inc., Series 2005-AR13, Class
A1B3
5.865% due 10/25/2045 (b)***	670,874	660,763
Washington Mutual, Inc., Series 2005-AR17,
Class A1A1
5.775% due 12/25/2045 (b)***	972,283	948,832
Washington Mutual, Inc., Series 2005-AR8, Class
2A1A
5.795% due 07/25/2045 (b)***	1,050,608	1,023,884
Zuni Mortgage Loan Trust, Series 2006-OA1,
Class A1
5.635% due 08/25/2036 (b)***	994,211	985,615

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $44,223,656)		$43,665,418

ASSET BACKED SECURITIES - 18.80%
ACE Securities Corp., Series 2006-GP1, Class A
5.635% due 02/25/2031 (b)***	1,131,831	1,111,404

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
ACE Securities Corp., Series 2006-SL3, Class A1
5.605% due 06/25/2036 (b)***	$976,629	$936,694
Aegis Asset Backed Securities Trust, Series
2004-2, Class A3
5.985% due 06/25/2034 (b)***	260,132	245,174
Amortizing Residential Collateral Trust, Series
2001-BC6, Class A
5.855% due 10/25/2031 (b)***	679,418	671,311
Countrywide Asset-Backed Certificates, Series
2002-BC2, Class A
6.045% due 04/25/2032 (b)***	383,820	374,592
Countrywide Home Equity Loan Trust, Series
2004-I, Class A
5.9013% due 02/15/2034 (b)***	960,776	944,659
Countrywide Home Equity Loan Trust, Series
2005-E, Class 2A
5.8313% due 11/15/2035 (b)***	330,706	325,265
Countrywide Home Equity Loan Trust, Series
2006-E, Class 2A
5.7513% due 07/15/2036 (b)***	1,205,913	1,181,069
Countrywide Home Equity Loan Trust, Series
2006-RES, Class 4E1B
5.8713% due 06/15/2029 (b)***	1,111,588	1,109,694
Countrywide Home Equity Loan Trust, Series
2006-RES, Class 4F1B
5.8713% due 05/15/2034 (b)***	1,153,940	1,153,132
Countrywide Home Equity Loan Trust, Series
2007-G, Class A
6.10% due 11/15/2028 (b)	1,900,000	1,889,907
Credit Suisse Mortgage Capital Certificates, Series
2006-CF2, Class A1
5.765% due 05/25/2036 (b)***	1,053,595	1,027,091
GMAC Mortgage Corp. Loan Trust, Series
2006-HE1, Class A
5.715% due 11/25/2036 (b)***	1,900,000	1,861,055
GSAA Home Equity Trust, Series 2005-5, Class A4
5.775% due 02/25/2035 (b)***	1,056,187	1,047,606
GSAMP Trust, Series 2006-S4, Class A1
5.595% due 05/25/2036 (b)***	933,758	915,124
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
5.635% due 06/25/2036 (b)***	1,136,062	1,049,283
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	2,490,000	2,445,047
Long Beach Mortgage Loan Trust, Series 2005-3,
Class 2A2
5.785% due 08/25/2045 (b)***	1,189,148	1,173,874
Morgan Stanley ABS Capital I, Series 2005-WMC3,
Class A1MZ
5.765% due 03/25/2035 (b)***	45,878	45,856
Morgan Stanley ABS Capital I, Series 2005-WMC4,
Class A1MZ
5.765% due 04/25/2035 (b)***	109,748	109,630
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-1, Class A1
5.535% due 07/25/2036 (b)***	715,038	711,804

The accompanying notes are an integral part of the financial statements.	390

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.655% due 03/25/2036 (b)***	$873,257	$843,692
SACO I Trust, Inc., Series 2006-6, Class A
5.635% due 06/25/2036 (b)***	1,062,989	940,958
SACO I Trust, Inc., Series 2006-7, Class A1
5.635% due 07/25/2036 (b)***	1,134,784	990,417
SLM Student Loan Trust, Series 2006-5, Class A2
5.35% due 07/25/2017 (b)***	1,447,669	1,447,712
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
5.615% due 02/25/2036 (b)***	1,164,627	960,918
Truman Capital Mortgage Loan Trust, Series
2006-1, Class A
5.765% due 03/25/2036 (b)***	1,420,707	1,307,050
Washington Mutual, Inc., Series 2007-HE3, Class
2A2
5.68% due 05/25/2047 (b)***	2,300,000	2,269,095
Washington Mutual, Inc., Series 2007-HE3, Class
2A4
5.795% due 05/25/2047 (b)***	1,200,000	1,107,563
Bravo Mortgage Asset Trust, Series 2006-1A,
Class A1
5.635% due 07/25/2036 (b)	1,782,560	1,775,319
Lehman XS Trust, Series 2006-2N, Class 1A1
5.765% due 02/25/2046 (b)***	1,220,135	1,192,362
Lehman XS Trust, Series 2006-GP3, Class 3A1A
5.575% due 06/25/2046 (b)***	1,221,977	1,210,942
Lehman XS Trust, Series 2006-GP4, Class 3A1A
5.575% due 08/25/2046 (b)***	1,286,601	1,272,478
RAAC Series, Series 2006-RP3, Class A
5.775% due 05/25/2036 (b)***	1,411,908	1,362,712

TOTAL ASSET BACKED SECURITIES
(Cost $38,192,241)		$37,010,489

SHORT TERM INVESTMENTS - 0.22%
Federal National Mortgage Association Discount
Notes
zero coupon due 03/17/2008 ****	$450,000	$437,618

TOTAL SHORT TERM INVESTMENTS
(Cost $437,618)		$437,618

REPURCHASE AGREEMENTS - 35.56%
Merrill Lynch Tri-Party Repurchase
Agreement dated 08/31/2007 at
5.14% to be repurchased at
$70,039,978 on 09/04/2007,
collateralized by $68,163,000
Federal Home Loan Mortgage
Corp., 5.75% due 06/27/2016
(valued at $72,096,778, including
interest)	$70,000,000	$70,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $70,000,000)		$70,000,000

Total Investments (U.S. Government Securities Fund)
(Cost $336,713,481) - 170.37%		$335,361,258
Liabilities in Excess of Other Assets - (70.37)%		(138,523,536)

TOTAL NET ASSETS - 100.00%		$196,837,722

U.S. High Yield Bond Fund
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 75.52%

Advertising - 1.26%
R.H. Donnelley Corp.
10.875% due 12/15/2012	$425,000	$450,500
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	1,300,000	1,332,500
Sheridan Group, Inc.
10.25% due 08/15/2011	1,500,000	1,500,000
Vertis, Inc.
9.75% due 04/01/2009	1,717,000	1,699,830

		4,982,830
Aerospace - 0.20%
Hawker Beechcraft Acquisition Company LLC
8.50% due 04/01/2015	155,000	154,225
9.75% due 04/01/2017	175,000	173,250
Hawker Beechcraft Acquisition Company LLC, PIK
8.875% due 04/01/2015	155,000	151,125
TransDigm, Inc.
7.75% due 07/15/2014	325,000	326,625

		805,225
Agriculture - 0.31%
Mosaic Company
7.375% due 12/01/2014	600,000	610,500
7.625% due 12/01/2016	600,000	615,000

		1,225,500
Air Travel - 0.09%
Continental Airlines, Inc., Series 00-1
8.499% due 05/01/2011	344,343	344,343

Aluminum - 0.00%
Novelis, Inc.
7.25% due 02/15/2015	20,000	19,400

Apparel & Textiles - 0.53%
Levi Strauss & Company
12.25% due 12/15/2012	750,000	800,625
Phillips-Van Heusen Corp.
7.25% due 02/15/2011	1,300,000	1,308,125

		2,108,750
Auto Services - 0.19%
Hertz Corp.
8.875% due 01/01/2014	500,000	517,500
10.50% due 01/01/2016	225,000	243,000

		760,500
Automobiles - 1.61%
Asbury Automotive Group, Inc.
7.625% due 03/15/2017	1,025,000	943,000
8.00% due 03/15/2014	460,000	439,300
Ford Motor Company
7.45% due 07/16/2031	870,000	652,500

The accompanying notes are an integral part of the financial statements.	391

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Automobiles (continued)
General Motors Corp.
8.375% due 07/15/2033	$1,495,000	$1,199,738
Group 1 Automotive, Inc.
8.25% due 08/15/2013	700,000	700,000
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	1,258,000	1,232,840
United Auto Group, Inc.
7.75% due 12/15/2016	1,300,000	1,241,500

		6,408,878
Banking - 0.22%
Chevy Chase Bank
6.875% due 12/01/2013	900,000	864,000

Broadcasting - 1.39%
Barrington Broadcasting Group LLC
10.50% due 08/15/2014	2,250,000	2,261,250
Bonten Media Acquisition Company, PIK
9.00% due 06/01/2015	300,000	261,000
Fisher Communications, Inc.
8.625% due 09/15/2014	1,300,000	1,322,750
LBI Media, Inc.
8.50% due 08/01/2017	1,150,000	1,128,437
Muzak Finance Corp.
13.00% due 03/15/2010	700,000	553,000

		5,526,437
Building Materials & Construction - 0.59%
Brand Services, Inc.
12.00% due 10/15/2012	311,000	302,447
Esco Corp.
8.625% due 12/15/2013	325,000	318,500
9.235% due 12/15/2013 (b)	625,000	612,500
K. Hovnanian Enterprises, Inc.
10.50% due 10/01/2007	1,100,000	1,095,875

		2,329,322
Business Services - 3.07%
Affinity Group, Inc.
9.00% due 02/15/2012	900,000	936,000
10.875% due 02/15/2012	450,000	477,000
Cornell Companies, Inc.
10.75% due 07/01/2012	600,000	642,000
NCO Group, Inc.
11.875% due 11/15/2014	1,500,000	1,441,875
Rural/Metro Corp.
9.875% due 03/15/2015	1,250,000	1,206,250
SunGard Data Systems, Inc.
3.75% due 01/15/2009	125,000	120,000
4.875% due 01/15/2014	600,000	517,500
9.125% due 08/15/2013	2,865,000	2,958,113
10.25% due 08/15/2015	3,250,000	3,347,500
Williams Scotsman International, Inc.
8.50% due 10/01/2015	500,000	540,000

		12,186,238
Cable & Television - 4.97%
Charter Communications Holdings LLC
8.75% due 11/15/2013	600,000	588,000

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable & Television (continued)
Charter Communications Operating LLC
8.00% due 04/30/2012	$4,125,000	$4,042,500
8.375% due 04/30/2014	3,900,000	3,861,000
CSC Holdings, Inc.
7.875% due 12/15/2007	1,900,000	1,904,750
CSC Holdings, Inc., Series B
8.125% due 08/15/2009	300,000	302,250
DirecTV Holdings LLC
6.375% due 06/15/2015	200,000	187,000
8.375% due 03/15/2013	4,150,000	4,284,875
Echostar DBS Corp.
6.375% due 10/01/2011	375,000	368,437
7.125% due 02/01/2016 (a)	1,825,000	1,783,937
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	9,000	9,090
Videotron Ltee.
6.375% due 12/15/2015	950,000	866,875
6.875% due 01/15/2014	1,615,000	1,538,288

		19,737,002
Cellular Communications - 5.53%
Centennial Communications Corp.
8.125% due 02/01/2014	403,000	397,962
10.00% due 01/01/2013	2,025,000	2,116,125
10.75% due 12/15/2008	10,000	10,050
Cricket Communications, Inc.
9.375% due 11/01/2014	1,400,000	1,372,000
Dobson Communications Corp.
8.375% due 11/01/2011	1,309,000	1,384,267
8.875% due 10/01/2013 (a)	3,500,000	3,701,250
9.875% due 11/01/2012	400,000	430,000
Dobson Communications Corp., Series B
8.375% due 11/01/2011	4,015,000	4,245,863
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	2,600,000	2,561,000
Rural Cellular Corp.
8.25% due 03/15/2012	2,000,000	2,080,000
8.36% due 06/01/2013 (b)	1,050,000	1,071,000
9.875% due 02/01/2010	2,500,000	2,587,500

		21,957,017
Chemicals - 1.33%
Chemtura Corp.
6.875% due 06/01/2016	825,000	752,812
Equistar Chemicals LP
8.75% due 02/15/2009	750,000	768,750
10.125% due 09/01/2008	155,000	160,813
Huntsman International LLC
7.875% due 11/15/2014	475,000	496,375
Innophos, Inc.
8.875% due 08/15/2014	2,000,000	1,970,000
Lyondell Chemical Company
8.00% due 09/15/2014	384,000	417,600
8.25% due 09/15/2016	641,000	717,920

		5,284,270

The accompanying notes are an integral part of the financial statements.	392

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Commercial Services - 0.78%
Aramark Servises, Inc.
8.50% due 02/01/2015	$410,000	$408,463
Mac-Gray Corp.
7.625% due 08/15/2015	2,250,000	2,221,875
Mobile Mini, Inc.
6.875% due 05/01/2015	475,000	456,000

		3,086,338
Computers & Business Equipment - 0.39%
Seagate Technology HDD Holdings
6.80% due 10/01/2016	1,600,000	1,540,000

Containers & Glass - 1.36%
Crown Holdings, Inc.
8.00% due 04/15/2023	2,500,000	2,387,500
Graham Packaging Company
9.875% due 10/15/2014	1,100,000	1,078,000
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	1,200,000	1,230,000
Owens-Illinois, Inc.
7.80% due 05/15/2018	750,000	720,000

		5,415,500
Correctional Facilities - 1.03%
Corrections Corp. of America
6.25% due 03/15/2013	1,100,000	1,067,000
6.75% due 01/31/2014	1,335,000	1,308,300
Geo Group, Inc.
8.25% due 07/15/2013	1,700,000	1,697,875

		4,073,175
Crude Petroleum & Natural Gas - 1.83%
AmeriGas Partners LP
7.125% due 05/20/2016	1,750,000	1,680,000
7.25% due 05/20/2015	300,000	291,000
Calfrac Holdings LP
7.75% due 02/15/2015	1,125,000	1,015,312
Chesapeake Energy Corp.
6.625% due 01/15/2016	400,000	387,000
6.875% due 01/15/2016	600,000	586,500
6.875% due 11/15/2020	1,000,000	960,000
7.50% due 09/15/2013	800,000	814,000
7.50% due 06/15/2014	1,355,000	1,371,938
7.75% due 01/15/2015	140,000	141,925

		7,247,675
Electrical Utilities - 0.89%
Nevada Power Company, Series M
5.95% due 03/15/2016	250,000	246,017
Nevada Power Company, Series O
6.50% due 05/15/2018	1,250,000	1,264,920
Sierra Pacific Power Company, Series M
6.00% due 05/15/2016	375,000	368,917
Sierra Pacific Power Company, Series P
6.75% due 07/01/2037	1,350,000	1,334,621
Sierra Pacific Resources
8.625% due 03/15/2014	296,000	313,237

		3,527,712

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electronics - 0.92%
Communications & Power Industries, Inc.
8.00% due 02/01/2012	$710,000	$713,550
L-3 Communications Corp.
5.875% due 01/15/2015	1,550,000	1,468,625
6.125% due 07/15/2013	7,000	6,772
L-3 Communications Corp., Series B
6.375% due 10/15/2015	1,500,000	1,451,250

		3,640,197
Energy - 1.52%
NRG Energy, Inc.
7.25% due 02/01/2014	500,000	495,000
7.375% due 02/01/2016	4,800,000	4,740,000
7.375% due 01/15/2017	800,000	786,000

		6,021,000
Financial Services - 4.90%
Consolidated Communications Holdings, Inc.
9.75% due 04/01/2012	500,000	500,000
El Paso Performance-Linked Trust
7.75% due 07/15/2011	850,000	870,860
Ford Motor Credit Company
7.00% due 10/01/2013	1,950,000	1,736,606
7.25% due 10/25/2011	430,000	391,991
8.00% due 12/15/2016	6,450,000	5,952,221
General Motors Acceptance Corp.
4.375% due 12/10/2007	950,000	937,735
6.75% due 12/01/2014	800,000	678,934
8.00% due 11/01/2031	3,840,000	3,449,718
KAR Holdings, Inc.
8.75% due 05/01/2014	350,000	315,000
10.00% due 05/01/2015	1,685,000	1,508,075
NSG Holdings, Inc.
7.75% due 12/15/2025	1,350,000	1,311,188
TRAINS HY-2006 -1
7.14% due 05/01/2016	1,863,000	1,798,484

		19,450,812
Food & Beverages - 2.67%
Beverages & More, Inc.
9.25% due 03/01/2012	900,000	877,500
Dean Foods Company
6.90% due 10/15/2017	700,000	633,500
Del Monte Corp.
8.625% due 12/15/2012	2,750,000	2,777,500
Dole Food Company, Inc.
7.25% due 06/15/2010	1,460,000	1,350,500
8.625% due 05/01/2009	1,500,000	1,462,500
8.875% due 03/15/2011 (a)	1,040,000	988,000
Pilgrim's Pride Corp.
7.625% due 05/01/2015	1,150,000	1,147,125
8.375% due 05/01/2017	800,000	802,000
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	550,000	552,750

		10,591,375

The accompanying notes are an integral part of the financial statements.	393

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Funeral Services - 0.66%
Service Corp. International
6.75% due 04/01/2016	$500,000	$471,250
7.00% due 06/15/2017	2,100,000	1,984,500
7.50% due 04/01/2027	170,000	156,400

		2,612,150
Gas & Pipeline Utilities - 3.09%
El Paso Corp.
6.875% due 06/15/2014	500,000	504,498
7.00% due 06/15/2017	2,750,000	2,741,332
Kinder Morgan Finance Company ULC
6.40% due 01/05/2036	125,000	104,025
Knights, Inc.
7.45% due 03/01/2098	1,200,000	1,034,057
MarkWest Energy Partners LP, Series B
8.50% due 07/15/2016	600,000	597,000
Northwest Pipeline Corp.
7.00% due 06/15/2016	250,000	260,625
Sabine Pass LNG LP
7.50% due 11/30/2016	4,700,000	4,570,750
Williams Companies, Inc.
6.375% due 10/01/2010	250,000	250,625
7.36% due 10/01/2010 (b)	500,000	505,000
8.75% due 03/15/2032	1,050,000	1,194,375
Williams Partners Finance Corp.
7.25% due 02/01/2017	500,000	495,000

		12,257,287
Healthcare Products - 0.51%
Cooper Companies (The), Inc.
7.125% due 02/15/2015	2,100,000	2,005,500

Healthcare Services - 0.65%
Centene Corp.
7.25% due 04/01/2014	1,375,000	1,340,625
DaVita, Inc.
6.625% due 03/15/2013	500,000	483,750
Healthsouth Corp.
10.75% due 06/15/2016	750,000	772,500

		2,596,875
Hotels & Restaurants - 2.08%
Denny's Corp.
10.00% due 10/01/2012	975,000	989,625
Gaylord Entertainment Company
6.75% due 11/15/2014	1,005,000	954,750
O'Charleys, Inc.
9.00% due 11/01/2013	4,250,000	4,292,500
Real Mex Restaurants, Inc.
10.00% due 04/01/2010	2,000,000	2,005,000

		8,241,875
Household Appliances - 0.34%
ALH Finance LLC
8.50% due 01/15/2013	1,400,000	1,365,000

Industrial Machinery - 1.31%
Altra Industrial Motion, Inc.
9.00% due 12/01/2011	1,150,000	1,155,750

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrial Machinery (continued)
Baldor Electric Company
8.625% due 02/15/2017	$900,000	$929,250
H&E Equipment Services, Inc.
8.375% due 07/15/2016	1,875,000	1,921,875
Neff Corp.
10.00% due 06/01/2015	1,350,000	1,188,000

		5,194,875
Insurance - 0.46%
USI Holdings Corp.
9.75% due 05/15/2015	2,000,000	1,830,000

Leisure Time - 4.90%
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	1,057,000	1,080,782
Chukchansi Economic Development Authority
8.00% due 11/15/2013	2,043,000	2,032,785
8.85875% due 11/15/2012 (b)	275,000	275,687
Majestic Star Casino LLC
9.50% due 10/15/2010	1,040,000	1,019,200
Mandalay Resort Group, Inc.
6.50% due 07/31/2009	350,000	347,375
MGM Mirage, Inc.
6.00% due 10/01/2009	1,500,000	1,486,875
8.50% due 09/15/2010	1,250,000	1,296,875
Mohegan Tribal Gaming Authority
6.125% due 02/15/2013	670,000	637,337
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	500,000	500,000
9.75% due 04/01/2010	400,000	404,000
Penn National Gaming, Inc.
6.875% due 12/01/2011	975,000	975,000
River Rock Entertainment Authority
9.75% due 11/01/2011	1,050,000	1,076,250
San Pasqual Casino Development Group
8.00% due 09/15/2013	1,850,000	1,852,313
Seminole Hard Rock Entertainment, Inc.
7.86% due 03/15/2014 (b)	650,000	630,500
Speedway Motorsports, Inc.
6.75% due 06/01/2013	1,550,000	1,526,750
Station Casinos, Inc.
6.00% due 04/01/2012	3,000,000	2,782,500
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,575,000	1,523,813

		19,448,042
Liquor - 0.49%
Constellation Brands, Inc.
7.25% due 09/01/2016	1,750,000	1,697,500
7.25% due 05/15/2017	250,000	242,500

		1,940,000
Medical-Hospitals - 3.28%
Community Health Systems, Inc.
8.875% due 07/15/2015	1,750,000	1,747,812
HCA, Inc.
6.25% due 02/15/2013	20,000	17,150
7.875% due 02/01/2011	885,000	856,238

The accompanying notes are an integral part of the financial statements.	394

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Medical-Hospitals (continued)
HCA, Inc. (continued)
9.125% due 11/15/2014	$600,000	$615,000
9.25% due 11/15/2016	4,200,000	4,315,500
Multiplan, Inc.
10.375% due 04/15/2016	1,850,000	1,813,000
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	725,000	725,000
Tenet Healthcare Corp.
6.375% due 12/01/2011	2,000,000	1,680,000
6.875% due 11/15/2031	657,000	473,040
United Surgical Partners International, Inc.
8.875% due 05/01/2017	800,000	764,000

		13,006,740
Mining - 1.18%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	600,000	636,000
8.375% due 04/01/2017	3,800,000	4,047,000

		4,683,000
Office Furnishings & Supplies - 0.09%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	350,000	347,813

Paper - 0.68%
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008	450,000	432,000
Georgia-Pacific Corp.
7.125% due 01/15/2017	850,000	799,000
Neenah Paper, Inc.
7.375% due 11/15/2014	800,000	752,000
P. H. Glatfelter Company
7.125% due 05/01/2016	725,000	714,125

		2,697,125
Petroleum Services - 0.89%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	925,000	885,688
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	175,000	175,875
7.75% due 05/15/2017	175,000	176,750
Hanover Equipment Trust
8.75% due 09/01/2011	575,000	590,812
Hanover Equipment Trust, Series B
8.50% due 09/01/2008	500,000	500,000
Tesoro Corp.
6.50% due 06/01/2017	1,250,000	1,215,625

		3,544,750
Pharmaceuticals - 0.38%
Omnicare, Inc.
6.875% due 12/15/2015	1,605,000	1,496,663

Publishing - 2.33%
Dex Media East LLC
9.875% due 11/15/2009	1,500,000	1,533,750
12.125% due 11/15/2012	1,800,000	1,921,500
Dex Media West LLC
9.875% due 08/15/2013	400,000	422,000

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
Idearc, Inc.
8.00% due 11/15/2016	$4,025,000	$3,974,688
Medianews Group, Inc.
6.375% due 04/01/2014	500,000	373,750
Nielsen Finance LLC
zero coupon, step up to 12.5% on
08/01/2011 due 08/01/2016	850,000	571,625
Reader's Digest Association, Inc.
9.00% due 02/15/2017	500,000	430,000

		9,227,313
Real Estate - 2.35%
BF Saul, REIT
7.50% due 03/01/2014	2,050,000	1,906,500
Host Marriott LP, REIT
7.125% due 11/01/2013	250,000	248,750
Host Marriott LP, Series M, REIT
7.00% due 08/15/2012	1,350,000	1,306,125
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	4,000,000	3,890,000
Rouse Company LP, REIT
6.75% due 05/01/2013	2,000,000	1,980,000

		9,331,375
Retail - 0.78%
Carrols Corp.
9.00% due 01/15/2013	570,000	535,800
Ferrellgas Escrow LLC
6.75% due 05/01/2014	2,100,000	1,995,000
Suburban Propane Partners LP
6.875% due 12/15/2013	600,000	573,000

		3,103,800
Retail Grocery - 0.09%
Smithfield Foods, Inc.
7.75% due 07/01/2017	363,000	364,815

Retail Trade - 0.88%
American Greetings Corp.
7.375% due 06/01/2016	400,000	378,000
Payless Shoesource, Inc.
8.25% due 08/01/2013	1,400,000	1,295,000
Rite Aid Corp.
9.50% due 06/15/2017	2,025,000	1,837,688

		3,510,688
Sanitary Services - 0.88%
Allied Waste North America, Inc.
6.50% due 11/15/2010	800,000	792,000
7.875% due 04/15/2013 (a)	800,000	812,000
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	300,000	291,750
7.125% due 05/15/2016	1,600,000	1,592,000

		3,487,750
Semiconductors - 0.49%
NXP BV / NXP Funding LLC
8.11% due 10/15/2013 (b)	1,325,000	1,200,781

The accompanying notes are an integral part of the financial statements.	395

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Semiconductors (continued)
NXP BV / NXP Funding LLC (continued)
9.50% due 10/15/2015	$875,000	$756,875

		1,957,656
Software - 0.36%
Open Solutions, Inc.
9.75% due 02/01/2015	1,500,000	1,425,000

Telecommunications Equipment &
Services - 3.08%
Citizens Communications Company
7.05% due 10/01/2046	1,100,000	869,000
7.125% due 03/15/2019	100,000	95,250
Eschelon Operating Company
8.375% due 03/15/2010	700,000	676,375
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	2,650,000	2,772,562
Intelsat, Ltd.
5.25% due 11/01/2008	1,800,000	1,750,500
Level 3 Financing, Inc.
9.25% due 11/01/2014	625,000	601,563
PanAmSat Corp.
9.00% due 08/15/2014	3,300,000	3,357,750
9.00% due 06/15/2016	805,000	821,100
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	1,225,000	1,267,875

		12,211,975
Telephone - 2.85%
Qwest Communications International, Inc.
7.25% due 02/15/2011	250,000	247,500
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	500,000	491,250
Qwest Corp.
6.50% due 06/01/2017	1,250,000	1,212,500
7.50% due 10/01/2014	500,000	512,500
7.625% due 06/15/2015	300,000	309,000
7.875% due 09/01/2011	1,725,000	1,804,781
8.875% due 03/15/2012	1,800,000	1,948,500
US West Communications, Inc.
7.50% due 06/15/2023	1,000,000	982,500
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015	1,450,000	1,497,608
Windstream Corp.
8.125% due 08/01/2013	1,050,000	1,084,125
8.625% due 08/01/2016	1,150,000	1,201,750

		11,292,014
Tobacco - 0.59%
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	255,125
7.625% due 06/01/2016	2,000,000	2,094,574

		2,349,699
Transportation - 2.18%
Bombardier, Inc.
6.75% due 05/01/2012	590,000	587,050
7.45% due 05/01/2034	2,250,000	2,205,000

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation (continued)
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	$2,000,000	$1,970,000
Overseas Shipholding Group, Inc.
7.50% due 02/15/2024	2,265,000	2,151,750
Trailer Bridge, Inc.
9.25% due 11/15/2011	1,750,000	1,723,750

		8,637,550

Travel Services - 0.09%
Sabre Holdings Corp.
6.35% due 03/15/2016	400,000	348,000

TOTAL CORPORATE BONDS (Cost $306,017,098)		$299,648,826

ASSET BACKED SECURITIES - 0.32%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	1,250,000	1,284,816

TOTAL ASSET BACKED SECURITIES
(Cost $1,249,975)		$1,284,816

TERM LOANS - 21.30%

Aerospace - 0.12%
Hawker Beechcraft Corp., Letter of Credit
5.26% due 03/26/2014 (b)	39,007	37,235
Hawker Beechcraft Corp., Tranche B
7.37% due 03/26/2014 (b)	459,840	438,955

		476,190

Air Travel - 0.36%
Delta Airlines, Inc., Tranche B2
8.61% due 04/30/2014 (b)	1,000,000	955,630
U.S. Airways Group, Inc.
7.86% due 03/31/2011 (b)	500,000	470,250

		1,425,880

Auto Parts - 0.52%
Delphi Corp., Tranche C
8.125% due 12/31/2007 (b)	1,100,000	1,076,163
Federal Mogul Corp. Dip, Tranche B
7.25% due 12/31/2007 (b)	1,000,000	985,000

		2,061,163

Automobiles - 0.28%
CSK Automotive, Inc.
8.375% due 06/30/2012 (b)	496,259	486,334
Ford Motor Company, Tranche B
8.36% due 11/29/2013 (b)	649,250	607,964

		1,094,298

Broadcasting - 0.23%
Citadel Broadcasting Corp.
6.985% due 06/12/2014 (b)	1,000,000	920,000
Business Services - 2.38%
Adesa, Inc., Tranche KAR
7.61% due 09/22/2013 (b)	900,000	843,750
Coinmach Laundry Corp.
7.97% due 12/19/2012 (b)	1,500,000	1,466,250
Education Management Corp., Tranche C
7.125% due 05/24/2013 (b)	990,000	942,480

The accompanying notes are an integral part of the financial statements.	396

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Business Services (continued)
Neff Corp.
8.896% due 05/31/2013 (b)	$1,000,000	$930,000
Reynolds & Reynolds Company, Inc.
7.35% due 10/24/2012 (b)	396,364	388,437
Reynolds & Reynolds Company, Inc.,Tranche 2
10.86% due 10/24/2013 (b)	1,125,000	1,113,750
Reynolds & Reynolds Company, Inc.,Tranche 3
12.86% due 10/24/2014 (b)	625,000	609,375
Riverdeep Interactive Learning USA, Inc., Tranche B
8.11% due 11/28/2013 (b)	1,493,478	1,462,369
SunGard Data Systems, Inc., Tranche B1
7.356% due 02/27/2014 (b)	1,720,149	1,665,053

		9,421,464
Cable & Television - 1.14%
Charter Communications Operating LLC, Tranche 3
7.86% due 03/01/2014 (b)	750,000	711,600
Charter Communications Operating LLC, Tranche
B1
7.36% due 03/06/2014 (b)	750,000	708,750
CSC Holdings, Inc.
7.07% due 03/23/2013 (b)	2,615,390	2,507,924
7.25% due 07/15/2008	600,000	600,000

		4,528,274
Cellular Communications - 0.37%
American Cellular Corp.
7.36% due 08/07/2013 (b)	1,500,000	1,485,630

Chemicals - 1.06%
Arizona Chemical Company, Tranche 2
11.01% due 02/28/2014 (b)	250,000	230,000
Arizona Chemical Company, Tranche B
7.541% due 02/28/2013 (b)	249,375	234,413
Celanese Holdings LLC, Letter of Credit
7.11% due 04/02/2014 (b)	581,875	561,992
Celanese Holdings LLC, Tranche B
5.320% due 04/02/2014 (b)	166,667	160,972
Huntsman International LLC
7.371% due 04/19/2014 (b)	1,053,540	1,032,469
Lyondell Chemical Company
6.84% due 08/16/2013 (b)	1,994,962	1,966,035

		4,185,881
Commercial Services - 0.18%
Safety-Kleen, Corp., Letter of Credit
5.375% due 07/27/2013 (b)	152,542	147,966
Safety-Kleen, Corp., Tranche B
7.875% due 07/27/2013 (b)	580,360	562,949

		710,915
Containers & Glass - 0.18%
Graham Packaging Company
7.625% due 10/07/2011 (b)	250,000	242,812
Owens-Illinois, Inc.
6.37% due 06/14/2013 (b)	500,000	479,165

		721,977

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)
Crude Petroleum & Natural Gas - 0.19%
Coffeyville Resources, Inc., Letter of Credit
5.26% due 12/28/2010 (b)	$129,730	$124,216
Coffeyville Resources, Inc., Tranche B
8.61% due 03/09/2013 (b)	666,923	638,579

		762,795
Domestic Oil - 0.33%
Alon USA LP
7.61% due 06/07/2013 (b)	990,000	945,450
Eagle Rock Energy, Inc.
8.11% due 12/01/2012 (b)	369,139	358,065

		1,303,515
Electrical Utilities - 0.95%
Calpine Corp., Tranche B
7.61% due 03/29/2009 (b)	3,919,769	3,777,677

Energy - 1.10%
Covanta Energy Corp., Letter of Credit
7.26% due 02/02/2014 (b)	346,392	336,866
Covanta Energy Corp., Tranche B
6.875% due 02/02/2014 (b)	701,849	682,548
NRG Energy, Inc.
7.11% due 02/01/2013 (b)	1,764,724	1,676,488
NRG Energy, Inc., Tranche L
7.11% due 02/02/2011 (b)	732,624	695,993
Sandridge Energy, Inc.
8.625% due 03/07/2015 (b)	1,000,000	977,500

		4,369,395
Financial Services - 2.17%
BLB Holding Corp., - Wembley Tranche 2
9.63% due 06/30/2011 (b)	275,000	266,750
Emdeon Business Services LLC, Tranche 1B
7.61% due 11/16/2013 (b)	487,567	465,627
Emdeon Business Services LLC, Tranche 2
10.36% due 05/16/2014 (b)	1,000,000	980,000
Linsco/Private Ledger Corp., Tranche B
7.36% due 06/27/2013 (b)	1,583,926	1,504,729
NASDAQ Stock Market, Inc., Tranche B
7.315% due 04/18/2012 (b)	484,419	477,153
NASDAQ Stock Market, Inc., Tranche C
7.07% due 04/18/2012 (b)	280,806	276,594
TPF Generation Holdings LLC, Tranche 2
9.61% due 12/15/2014 (b)	800,000	762,000
VNU, Inc., Tranche B
7.607% due 08/07/2013 (b)	2,575,774	2,453,425
Wimar Landco LLC, Tranche B
7.61% due 07/03/2008 (b)	750,000	726,562
Wimar Operating Company LLC, Tranche B
7.61% due 01/03/2012 (b)	732,598	695,360

		8,608,200
Food & Beverages - 0.85%
Dean Foods Company, Tranche B
6.86% due 03/01/2014 (b)	1,496,250	1,447,248
Supervalu, Inc., Tranche B
6.86% due 05/30/2012 (b)	1,975,000	1,928,094

		3,375,342

The accompanying notes are an integral part of the financial statements.	397

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)

Gas & Pipeline Utilities - 0.35%
Dynegy Holdings, Inc.
7.01% due 03/02/2013 (b)	$1,000,000	$947,500
Targa Resources, Inc.
7.54% due 10/31/2012 (b)	471,442	450,227

		1,397,727

Healthcare Services - 0.47%
Carestream Health, Inc., Tranche B
7.37% due 04/30/2013 (b)	900,000	833,625
Carestream Health, Inc., Tranche B2
10.59% due 10/30/2013 (b)	500,000	470,000
Healthsouth Corp., Tranche B
7.86% due 03/10/2013 (b)	576,122	553,077

		1,856,702

Household Products - 0.12%
Huish Detergents, Inc., Tranche 2
9.76% due 04/26/2014 (b)	500,000	457,500

Industrial Machinery - 0.05%
Baldor Electric Company, Tranche B
7.125% due 01/31/2014 (b)	196,246	192,321

Insurance - 0.54%
Affirmative Insurance Holdings Company, Inc.
9.00% due 01/12/2014 (b)	746,250	716,400
AmWINS Group, Inc.
10.83% due 06/07/2014 (b)	500,000	452,500
Kepler Holdings, Ltd.
10.86% due 06/30/2009 (b)	500,000	480,000
Panther RE Bermuda, Ltd., Tranche B
9.86% due 11/30/2010 (b)	500,000	480,000

		2,128,900

Leisure Time - 1.19%
Bombardier Recreational Products, Inc., Tranche B
7.86% due 06/26/2013 (b)	774,684	749,506
Golden Nugget, Inc.
8.84% due 06/14/2014 (b)	750,000	701,250
Greenwood Racing
7.57% due 11/14/2011 (b)	486,006	465,351
Penn National Gaming, Inc.
7.11% due 05/26/2012 (b)	1,250,000	1,233,125
Riviera Holding Corp.
7.36% due 06/08/2014 (b)	1,000,000	970,000
Spectre Gaming, Inc.
11.82% due 03/01/2013 (b)	675,000	614,250

		4,733,482

Medical-Hospitals - 0.88%
Community Health Systems, Inc., Tranche B
7.76% due 07/02/2014 (b)	1,876,257	1,803,158
Community Health Systems, Inc., Tranche Delayed
Draw
.50% due 07/02/2014 (b)(f)	123,743	118,922
HCA, Inc.
7.61% due 11/01/2013 (b)	1,144,250	1,100,116

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)

Medical-Hospitals (continued)
X-Rite, Inc., Tranche 2
10.36% due 06/30/2013 (b)	$500,000	$485,000

		3,507,196

Paper - 1.13%
Domtar Inc., Tranche B
6.925% due 03/02/2014 (b)	562,500	538,312
Georgia-Pacific Corp., Tranche B
7.12% due 02/14/2013 (b)	1,684,375	1,610,987
Georgia-Pacific Corp., Tranche B2
7.11% due 12/22/2012 (b)	2,440,250	2,342,640

		4,491,939

Publishing - 0.58%
Idearc, Inc., Tranche B
7.36% due 11/01/2014 (b)	2,363,125	2,282,377

Railroads & Equipment - 0.56%
RailAmerica, Inc., Tranche T1
7.81% due 08/14/2008 (b)	2,250,000	2,216,250

Real Estate - 0.16%
Capital Automotive LP, REIT
7.07% due 12/16/2010 (b)	669,789	652,629

Retail - 0.80%
Toys R Us, Inc., Tranche B
8.32% due 12/09/2008 (b)	3,250,000	3,185,000

Retail Trade - 0.24%
Sally Holdings LLC, Tranche B
8.01% due 11/01/2013 (b)	992,500	960,740

Sanitary Services - 0.22%
Waste Services, Inc., Tranche B
7.58% due 04/30/2011 (b)	927,298	890,206

Semiconductors - 0.77%
Freescale Semiconductor, Inc.
7.11% due 12/01/2013 (b)	2,238,750	2,092,828
Marvell Technology Group, Inc.
8.00% due 11/08/2009 (b)	991,875	952,200

		3,045,028

Telecommunications Equipment &
Services - 0.24%
Level 3 Communications, Inc.
7.61% due 03/16/2014 (b)	1,000,000	951,670

Tires & Rubber - 0.23%
Goodyear Tire & Rubber Company, Tranche 2
6.85% due 04/30/2010 (b)	950,000	893,789

Transportation - 0.30%
Laidlaw International, Inc., Tranche B
7.34% due 07/31/2013 (b)	496,250	488,186
Oshkosh Truck Corp., Tranche B
7.11% due 12/06/2013 (b)	746,250	719,900

		1,208,086

The accompanying notes are an integral part of the financial statements.	398

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

TERM LOANS (continued)

Travel Services - 0.06%
Sabre Holdings Corp., Tranche B
7.358% due 09/30/2014 (b)	$239,055	$221,126

TOTAL TERM LOANS (Cost $87,615,510)		$84,501,264

SHORT TERM INVESTMENTS - 1.71%
John Hancock Cash Investment Trust (c)	$6,762,883	$6,762,883

TOTAL SHORT TERM INVESTMENTS
(Cost $6,762,883)		$6,762,883

REPURCHASE AGREEMENTS - 2.62%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$10,396,311 on 09/04/2007,
collateralized by $10,320,000
Federal National Mortgage
Association, 6.00% due
03/20/2017 (valued at
$10,603,800, including interest)	$10,391,000	$10,391,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,391,000)		$10,391,000

Total Investments (U.S. High Yield Bond Fund)
(Cost $412,036,466) - 101.47%		$402,588,789
Liabilities in Excess of Other Assets - (1.47)%		(5,826,994)

TOTAL NET ASSETS - 100.00%		$396,761,795

U.S. Multi Sector Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.56%

Advertising - 0.12%
Omnicom Group, Inc.	36,800	$1,874,224

Aerospace - 0.72%
Alliant Techsystems, Inc. *	4,600	484,426
General Dynamics Corp.	6,600	518,496
Goodrich Corp.	5,000	315,800
Lockheed Martin Corp.	34,900	3,459,986
Northrop Grumman Corp.	35,300	2,783,052
Raytheon Company	5,300	325,102
Rockwell Collins, Inc.	14,300	984,841
United Technologies Corp.	27,900	2,082,177

		10,953,880
Air Freight - 0.01%
ExpressJet Holdings, Inc. *	29,100	126,876

Aluminum - 0.10%
Alcoa, Inc.	40,900	1,494,077

Apparel & Textiles - 1.82%

Coach, Inc. *	170,000	7,570,100

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
Columbia Sportswear Company (a)	14,500	$868,840
Deckers Outdoor Corp. *	2,400	226,056
Jones Apparel Group, Inc.	46,900	900,011
Kellwood Company (a)	3,600	70,920
K-Swiss, Inc., Class A	6,200	149,544
Liz Claiborne, Inc.	63,600	2,173,212
Mohawk Industries, Inc. * (a)	13,000	1,135,030
NIKE, Inc., Class B	143,800	8,101,692
Oakley, Inc.	14,600	420,042
Polo Ralph Lauren Corp., Class A	9,000	679,860
VF Corp.	59,700	4,767,045
Wolverine World Wide, Inc.	27,500	722,975

		27,785,327
Auto Parts - 0.97%
American Axle & Manufacturing Holdings, Inc.	29,600	690,272
ArvinMeritor, Inc.	43,000	750,350
Autoliv, Inc.	24,100	1,382,617
AutoZone, Inc. *	55,400	6,719,466
BorgWarner, Inc.	5,800	490,100
Gentex Corp.	32,800	657,312
Genuine Parts Company	33,500	1,664,280
Johnson Controls, Inc.	15,800	1,786,980
TRW Automotive Holdings Corp. *	19,500	595,920

		14,737,297
Auto Services - 0.26%
AutoNation, Inc. *	121,100	2,298,478
Avis Budget Group, Inc. *	50,100	1,162,821
Copart, Inc. *	11,400	334,476
Lithia Motors, Inc., Class A	7,900	141,489

		3,937,264
Automobiles - 1.63%
Asbury Automotive Group, Inc.	10,800	233,496
Ford Motor Company *	1,105,100	8,630,831
General Motors Corp. (a)	151,800	4,666,332
PACCAR, Inc.	132,200	11,309,710

		24,840,369
Banking - 1.30%
Anchor BanCorp Wisconsin, Inc. (a)	5,800	152,772
Bank of America Corp.	149,100	7,556,388
City Bank, Lynnwood, WA	1,650	50,738
Comerica, Inc.	49,500	2,761,110
Downey Financial Corp.	10,700	605,513
First Horizon National Corp. (a)	16,500	506,220
FirstFed Financial Corp. * (a)	6,300	316,575
Hancock Holding Company	300	12,000
Imperial Capital Bancorp, Inc. *	2,200	76,120
National City Corp.	197,700	5,320,107
UnionBanCal Corp.	16,400	963,992
US Bancorp	45,800	1,481,630

		19,803,165

The accompanying notes are an integral part of the financial statements.	399

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Biotechnology - 0.17%
Applera Corp.	42,600	$1,346,586
Immucor, Inc. *	32,100	1,070,535
Techne Corp. *	3,000	189,030

		2,606,151
Broadcasting - 0.18%
Belo Corp., Class A	17,100	294,804
CBS Corp., Class B	62,800	1,978,828
Citadel Broadcasting Corp.	7,349	29,910
Liberty Media Corp. - Capital, Series A *	1,300	141,687
News Corp., Class A	12,100	244,783
Westwood One, Inc.	22,400	64,736

		2,754,748
Building Materials & Construction - 0.32%
American Standard Companies, Inc.	60,200	2,217,166
Dycom Industries, Inc. *	10,000	295,300
EMCOR Group, Inc. *	21,100	661,485
Masco Corp.	52,000	1,353,040
RPM International, Inc.	12,800	289,792

		4,816,783
Business Services - 1.51%
ABM Industries, Inc.	10,900	254,842
Affiliated Computer Services, Inc., Class A *	28,900	1,445,867
Computer Sciences Corp. *	16,700	934,365
Convergys Corp. *	42,300	708,525
Deluxe Corp.	39,900	1,516,998
Dun & Bradstreet Corp.	1,500	146,325
FactSet Research Systems, Inc.	21,000	1,258,530
First Data Corp.	94,600	3,142,612
Fiserv, Inc. *	96,700	4,498,484
Forrester Research, Inc. *	5,000	127,050
Manpower, Inc.	25,700	1,805,682
Moody's Corp.	37,200	1,705,620
NCR Corp. *	11,200	557,424
On Assignment, Inc. *	20,000	211,600
Pitney Bowes, Inc.	47,500	2,121,825
Pre-Paid Legal Services, Inc. * (a)	10,600	585,014
R.R. Donnelley & Sons Company	18,000	644,760
Resources Connection, Inc. *	15,900	477,000
ScanSource, Inc. *	4,400	121,880
Total Systems Services, Inc. (a)	23,100	640,794
Unisys Corp. *	18,200	134,134

		23,039,331
Cable & Television - 0.45%
Comcast Corp., Class A *	69,250	1,806,733
DIRECTV Group, Inc. *	26,300	613,579
Time Warner, Inc.	232,200	4,407,156

		6,827,468
Cellular Communications - 0.09%
Telephone & Data Systems, Inc.	20,000	1,295,000

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals - 0.91%
Albemarle Corp.	17,100	$692,037
Cabot Corp.	13,000	524,420
Dow Chemical Company	79,600	3,393,348
E.I. Du Pont de Nemours & Company	58,800	2,866,500
Eastman Chemical Company	13,400	894,584
Georgia Gulf Corp. (a)	14,500	217,065
Hercules, Inc. *	17,700	368,514
Lubrizol Corp.	13,100	832,898
Lyondell Chemical Company	20,300	941,108
PolyOne Corp. *	20,600	165,418
PPG Industries, Inc.	28,500	2,090,475
Sensient Technologies Corp.	32,600	883,134

		13,869,501
Colleges & Universities - 0.36%
Career Education Corp. *	48,000	1,425,600
Corinthian Colleges, Inc. *	26,100	366,966
ITT Educational Services, Inc. *	33,400	3,667,320

		5,459,886
Commercial Services - 0.02%
PeopleSupport, Inc. *	24,200	304,436

Computers & Business Equipment - 8.67%
Apple, Inc. *	59,200	8,198,016
Avocent Corp. *	5,200	153,504
CDW Corp. *	44,300	3,812,901
Cisco Systems, Inc. *	313,400	10,003,728
Cognizant Technology Solutions Corp.,
Class A *	20,800	1,529,008
Dell, Inc. *	1,645,900	46,496,675
EMC Corp. *	237,100	4,661,386
Hewlett-Packard Company	62,200	3,069,570
Ingram Micro, Inc., Class A *	72,400	1,421,936
International Business Machines Corp.	392,200	45,765,818
Juniper Networks, Inc. *	21,600	711,072
Lexmark International, Inc. *	100,300	3,737,178
Tech Data Corp. *	46,100	1,797,439
Western Digital Corp. *	29,300	684,448

		132,042,679
Construction Materials - 0.21%
Comfort Systems USA, Inc.	7,200	104,760
Martin Marietta Materials, Inc.	1,800	243,000
Sherwin-Williams Company	41,400	2,857,014

		3,204,774
Containers & Glass - 0.26%
Ball Corp.	12,300	644,274
Bemis Company, Inc.	13,400	400,258
Greif, Inc., Class A	8,700	506,514
Owens-Illinois, Inc. *	19,000	764,180
Pactiv Corp. *	26,000	760,500
Sealed Air Corp.	20,800	550,160

The accompanying notes are an integral part of the financial statements.	400

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Containers & Glass (continued)
Sonoco Products Company	8,400	$302,568

		3,928,454
Cosmetics & Toiletries - 1.15%
Alberto-Culver Company	35,900	831,803
Avon Products, Inc.	51,700	1,775,895
Chattem, Inc. * (a)	4,900	302,379
Colgate-Palmolive Company	6,100	404,552
Estee Lauder Companies, Inc., Class A	53,000	2,204,270
International Flavors & Fragrances, Inc.	28,100	1,411,463
Kimberly-Clark Corp.	154,500	10,612,605

		17,542,967
Crude Petroleum & Natural Gas - 0.60%
Apache Corp.	17,200	1,330,936
Cabot Oil & Gas Corp.	4,000	133,360
Devon Energy Corp.	6,200	466,922
Harvest Natural Resources, Inc. *	16,400	187,944
Marathon Oil Corp.	37,100	1,999,319
Occidental Petroleum Corp.	47,900	2,715,451
Sunoco, Inc.	24,300	1,777,302
XTO Energy, Inc.	10,800	587,088

		9,198,322
Domestic Oil - 0.03%
Holly Corp. (a)	7,800	519,870

Drugs & Health Care - 0.03%
Molina Healthcare, Inc. *	13,300	452,865

Educational Services - 0.15%
Apollo Group, Inc., Class A *	38,000	2,229,460

Electrical Equipment - 0.38%
AZZ, Inc. *	5,100	144,840
Emerson Electric Company	69,500	3,421,485
FLIR Systems, Inc. *	26,100	1,285,164
Genlyte Group, Inc. *	7,400	537,018
Molex, Inc.	6,700	175,205
Varian, Inc. *	3,900	234,078

		5,797,790
Electrical Utilities - 0.88%
American Electric Power Company, Inc.	54,600	2,428,608
CenterPoint Energy, Inc. (a)	17,400	282,228
Constellation Energy Group, Inc.	6,900	572,286
DTE Energy Company	15,500	741,055
Edison International	21,100	1,112,181
Entergy Corp.	41,500	4,300,230
Great Plains Energy, Inc.	8,500	240,890
NSTAR	15,400	504,658
PPL Corp.	15,400	743,204
Public Service Enterprise Group, Inc.	3,400	288,966
The AES Corp. *	76,300	1,381,793
Xcel Energy, Inc.	36,700	756,387

		13,352,486

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electronics - 0.31%
Amphenol Corp., Class A	8,500	$306,935
Arrow Electronics, Inc. *	13,400	562,264
Avnet, Inc. *	26,200	1,029,922
Cubic Corp.	2,300	90,919
II-VI, Inc. *	10,700	333,840
L-3 Communications Holdings, Inc.	7,500	738,825
Rogers Corp. *	4,400	181,236
Synopsys, Inc. *	5,200	142,064
Teleflex, Inc.	5,500	427,735
Tyco Electronics, Ltd. *	20,950	730,526
Zebra Technologies Corp., Class A *	4,000	145,200

		4,689,466
Energy - 0.06%
Energen Corp.	10,500	563,850
Sempra Energy	5,200	286,156

		850,006
Financial Services - 3.37%
American Capital Strategies, Ltd. (a)	6,600	272,514
Citigroup, Inc.	224,600	10,529,248
Countrywide Financial Corp.	52,800	1,048,080
Discover Financial Services *	24,300	562,302
Eaton Vance Corp.	11,200	429,968
Federal Home Loan Mortgage Corp.	45,400	2,797,094
Federal National Mortgage Association	348,400	22,858,524
Franklin Resources, Inc.	13,200	1,739,364
Goldman Sachs Group, Inc.	21,700	3,819,417
Knight Capital Group, Inc. *	12,700	174,498
MCG Capital Corp. (a)	12,000	174,240
MoneyGram International, Inc.	25,000	531,750
Morgan Stanley	48,600	3,031,182
Raymond James Financial, Inc.	4,800	157,392
SEI Investments Company	73,300	1,859,621
State Street Corp.	4,728	290,110
Student Loan Corp.	1,500	295,875
The First Marblehead Corp. (a)	14,600	488,954
World Acceptance Corp. * (a)	11,000	341,110

		51,401,243
Food & Beverages - 2.54%
Campbell Soup Company	10,400	392,600
Chiquita Brands International, Inc. * (a)	24,300	379,080
ConAgra Foods, Inc.	116,300	2,990,073
Corn Products International, Inc.	9,900	447,480
General Mills, Inc.	26,000	1,452,880
H.J. Heinz Company	30,500	1,375,245
Hormel Foods Corp.	32,500	1,157,975
J.M. Smucker Company	13,600	748,136
Kraft Foods, Inc., Class A	189,676	6,081,013
McCormick & Company, Inc.	31,900	1,143,296
Pepsi Bottling Group, Inc.	41,000	1,418,190
Performance Food Group Company *	28,800	819,072
Pilgrim's Pride Corp. (a)	8,400	340,956

The accompanying notes are an integral part of the financial statements.	401

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Ralcorp Holdings, Inc. *	13,700	$846,523
Sanderson Farms, Inc. (a)	3,300	138,402
Sara Lee Corp.	29,800	495,276
Sysco Corp.	159,500	5,324,110
The Coca-Cola Company	177,900	9,567,462
Tyson Foods, Inc., Class A	166,600	3,590,230

		38,707,999
Forest Products - 0.11%
Weyerhaeuser Company	25,600	1,745,152

Furniture & Fixtures - 0.23%
American Woodmark Corp. (a)	21,700	654,689
Ethan Allen Interiors, Inc. (a)	26,000	873,600
Furniture Brands International, Inc. (a)	41,300	469,994
Kimball International, Inc., Class B	4,400	59,092
La-Z-Boy, Inc. (a)	19,600	188,944
Leggett & Platt, Inc.	57,800	1,179,120

		3,425,439
Gas & Pipeline Utilities - 0.02%
NiSource, Inc.	18,500	348,540

Healthcare Products - 3.89%
Bausch & Lomb, Inc.	5,100	322,320
Baxter International, Inc.	83,800	4,588,888
Becton, Dickinson & Company	36,800	2,831,392
C.R. Bard, Inc.	10,000	833,900
CONMED Corp. *	13,200	383,460
Covidien, Ltd. *	20,950	834,438
IDEXX Laboratories, Inc. *	8,800	983,400
Johnson & Johnson	461,100	28,491,369
Kinetic Concepts, Inc. *	2,800	168,308
Patterson Companies, Inc. *	44,000	1,618,320
Respironics, Inc. *	3,900	184,977
St. Jude Medical, Inc. *	4,500	196,065
Stryker Corp.	123,300	8,236,440
USANA Health Sciences, Inc. * (a)	11,400	434,112
Zimmer Holdings, Inc. *	117,200	9,180,276

		59,287,665
Healthcare Services - 4.46%
AMERIGROUP Corp. *	22,100	699,907
Apria Healthcare Group, Inc. *	36,900	982,647
Cardinal Health, Inc.	206,400	14,113,632
Coventry Health Care, Inc. *	14,300	820,391
Express Scripts, Inc. *	224,100	12,269,475
Health Net, Inc. *	19,100	1,046,489
Kindred Healthcare, Inc. *	19,500	386,490
Lincare Holdings, Inc. *	50,100	1,803,099
McKesson Corp.	245,600	14,050,776
Medco Health Solutions, Inc. *	17,600	1,503,920
National Healthcare Corp.	1,100	57,849
Pediatrix Medical Group, Inc. *	6,000	357,900
Quest Diagnostics, Inc.	123,600	6,767,100

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
UnitedHealth Group, Inc.	261,500	$13,077,615

		67,937,290
Homebuilders - 0.40%
Centex Corp.	21,500	621,565
D.R. Horton, Inc.	50,400	761,544
KB Home (a)	21,200	643,208
Lennar Corp., Class A (a)	22,900	647,383
M.D.C. Holdings, Inc.	11,400	507,186
M/I Homes, Inc. (a)	52,400	955,252
Pulte Homes, Inc.	50,000	832,000
Toll Brothers, Inc. *	51,200	1,093,632

		6,061,770
Hotels & Restaurants - 1.92%
Applebee's International, Inc.	55,300	1,371,993
Brinker International, Inc.	57,250	1,651,090
CBRL Group, Inc.	25,700	961,694
CEC Entertainment, Inc. *	18,000	552,600
Jack in the Box, Inc. *	24,900	1,549,278
Marriott International, Inc., Class A	58,500	2,598,570
McDonald's Corp.	238,800	11,760,900
Papa John's International, Inc. *	14,700	372,792
Starbucks Corp. *	177,700	4,895,635
Yum! Brands, Inc.	110,000	3,599,200

		29,313,752
Household Appliances - 0.01%
The Toro Company	2,500	147,875

Household Products - 0.46%
Blyth, Inc.	29,600	661,856
Church & Dwight, Inc.	14,400	646,992
Energizer Holdings, Inc. *	30,000	3,177,900
Newell Rubbermaid, Inc.	5,600	144,424
Select Comfort Corp. * (a)	28,850	494,778
Tempur-Pedic International, Inc. (a)	32,300	933,470
The Clorox Company	11,100	663,780
Tupperware Brands Corp.	10,300	317,137

		7,040,337
Industrial Machinery - 0.85%
AGCO Corp. *	29,000	1,252,800
Cascade Corp.	4,500	331,245
Caterpillar, Inc.	10,600	803,162
Crane Company	4,200	188,118
Cummins, Inc.	10,300	1,219,726
Deere & Company	15,300	2,081,718
Ingersoll-Rand Company, Class A	33,100	1,718,883
ITT Corp.	13,600	924,664
Lincoln Electric Holdings, Inc.	10,200	733,788
Middleby Corp. *	3,600	264,744
NACCO Industries, Inc., Class A	2,300	272,481
Pall Corp.	18,000	686,340
Tennant Company	5,300	222,706

The accompanying notes are an integral part of the financial statements.	402

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
W.W. Grainger, Inc.	24,100	$2,207,801

		12,908,176
Industrials - 0.00%
Lawson Products, Inc.	1,700	62,084

Insurance - 5.94%
ACE, Ltd.	16,700	964,592
Aetna, Inc.	61,400	3,125,874
AFLAC, Inc.	206,300	10,997,853
Allstate Corp.	244,100	13,364,475
Ambac Financial Group, Inc.	61,800	3,882,275
American Financial Group, Inc.	9,800	276,360
American International Group, Inc.	27,900	1,841,400
Aon Corp.	28,700	1,243,284
Brown & Brown, Inc.	53,300	1,434,836
Chubb Corp.	19,800	1,012,374
CIGNA Corp.	81,100	4,191,248
Cincinnati Financial Corp.	7,700	324,478
CNA Financial Corp.	9,500	398,620
Commerce Group, Inc.	36,200	1,154,056
Erie Indemnity Company, Class A	5,200	290,628
First American Corp.	31,300	1,309,279
Harleysville Group, Inc.	3,700	119,362
Hartford Financial Services Group, Inc.	18,600	1,653,726
LandAmerica Financial Group, Inc. (a)	14,500	803,155
Lincoln National Corp.	11,783	717,349
Markel Corp. *	1,900	903,754
MBIA, Inc.	33,300	1,998,000
MetLife, Inc.	40,200	2,574,810
MGIC Investment Corp. (a)	42,500	1,281,800
National Western Life Insurance Company,
Class A *	900	233,100
Nationwide Financial Services, Inc., Class A	16,200	867,024
Odyssey Re Holdings Corp.	9,000	325,980
Old Republic International Corp.	100,075	1,820,364
Philadelphia Consolidated Holding Corp. *	16,100	644,322
PMI Group, Inc.	65,600	2,078,208
Presidential Life Corp.	9,500	164,350
Progressive Corp.	221,400	4,503,276
Protective Life Corp.	22,700	948,860
Prudential Financial, Inc.	33,100	2,971,718
Radian Group, Inc. (a)	25,400	448,056
Reinsurance Group of America, Inc.	11,700	635,427
SAFECO Corp.	33,000	1,914,660
Stancorp Financial Group, Inc.	8,500	400,350
Stewart Information Services Corp.	11,800	437,308
The Travelers Companies, Inc.	137,200	6,934,088
Torchmark Corp.	78,200	4,813,992
Transatlantic Holdings, Inc.	6,600	467,478
Triad Guaranty, Inc. * (a)	9,600	160,608
Universal American Financial Corp. *	2,900	60,204
UnumProvident Corp.	102,200	2,500,834

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
W.R. Berkley Corp.	46,400	$1,386,896

		90,580,691
International Oil - 10.42%
Anadarko Petroleum Corp.	87,700	4,295,546
Chevron Corp.	454,900	39,922,024
ConocoPhillips	159,000	13,020,510
Exxon Mobil Corp.	1,182,900	101,410,017
Hess Corp.	2,400	147,288

		158,795,385
Internet Retail - 0.12%
eBay, Inc. *	25,400	866,140
Expedia, Inc. *	14,500	432,825
IAC/InterActiveCorp. *	16,300	452,977

		1,751,942
Internet Software - 0.12%
McAfee, Inc. *	19,400	693,550
VeriSign, Inc. *	35,500	1,143,100

		1,836,650
Leisure Time - 0.26%
Carnival Corp.	54,000	2,461,860
MGM MIRAGE *	7,800	654,966
Polaris Industries, Inc. (a)	17,700	845,175

		3,962,001
Life Sciences - 0.14%
PerkinElmer, Inc.	5,600	153,496
Waters Corp. *	33,100	2,037,967

		2,191,463
Liquor - 0.72%
Anheuser-Busch Companies, Inc.	222,000	10,966,800

Manufacturing - 2.54%
Acuity Brands, Inc.	14,200	746,068
AptarGroup, Inc.	9,500	345,135
Carlisle Companies, Inc.	6,500	319,995
Danaher Corp.	115,800	8,993,028
Eaton Corp.	15,100	1,422,722
Harley-Davidson, Inc.	203,400	10,940,886
Honeywell International, Inc.	70,500	3,958,575
Illinois Tool Works, Inc.	146,200	8,504,454
Mettler-Toledo International, Inc. *	11,100	1,046,841
SPX Corp.	5,000	450,250
Tyco International, Ltd.	44,950	1,984,992

		38,712,946
Medical-Hospitals - 0.12%
Lifepoint Hospitals, Inc. *	3,800	106,780
Manor Care, Inc.	15,100	964,739
Universal Health Services, Inc., Class B	14,700	776,160

		1,847,679
Metal & Metal Products - 0.28%
Commercial Metals Company	13,300	384,237

The accompanying notes are an integral part of the financial statements.	403

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Metal & Metal Products (continued)
Metal Management, Inc.	9,400	$440,954
Mueller Industries, Inc.	16,000	554,240
Precision Castparts Corp.	13,500	1,759,185
Quanex Corp.	8,300	359,473
Reliance Steel & Aluminum Company	7,800	413,166
Southern Copper Corp. (a)	4,000	421,000

		4,332,255
Mining - 0.03%
Cleveland-Cliffs, Inc. (a)	5,600	427,112

Mobile Homes - 0.13%
Thor Industries, Inc. (a)	44,700	1,966,353

Newspapers - 0.01%
Lee Enterprises, Inc.	9,400	163,278

Office Furnishings & Supplies - 0.07%
Herman Miller, Inc.	12,900	374,358
IKON Office Solutions, Inc.	11,500	161,460
OfficeMax, Inc.	8,200	291,264
United Stationers, Inc. *	4,900	289,198

		1,116,280
Paper - 0.03%
Temple-Inland, Inc.	7,400	407,592

Petroleum Services - 0.30%
Tesoro Petroleum Corp.	32,600	1,608,158
Tidewater, Inc.	4,300	281,435
Valero Energy Corp.	38,900	2,665,039

		4,554,632
Pharmaceuticals - 9.46%
Abbott Laboratories	7,800	404,898
AmerisourceBergen Corp.	208,300	9,967,155
Barr Pharmaceuticals, Inc. *	2,800	142,464
Bristol-Myers Squibb Company	57,800	1,684,870
Forest Laboratories, Inc. *	343,600	12,929,668
King Pharmaceuticals, Inc. *	78,500	1,179,855
Medicis Pharmaceutical Corp., Class A (a)	3,600	109,944
Merck & Company, Inc.	1,422,500	71,366,825
Pfizer, Inc.	1,587,400	39,431,016
Schering-Plough Corp.	216,400	6,496,328
Watson Pharmaceuticals, Inc. *	14,000	417,480

		144,130,503
Plastics - 0.01%
Spartech Corp.	6,000	129,960

Publishing - 0.77%
Consolidated Graphics, Inc. *	2,600	172,328
Gannett Company, Inc.	183,300	8,615,100
McGraw-Hill Companies, Inc.	26,600	1,342,236
Scholastic Corp. *	9,300	316,944
Tribune Company	40,900	1,126,795
Valassis Communications, Inc. * (a)	25,100	228,912

		11,802,315

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Railroads & Equipment - 0.03%
CSX Corp.	6,700	$274,700
Union Pacific Corp.	1,300	145,041

		419,741
Real Estate - 0.15%
Annaly Capital Management, Inc., REIT	39,100	550,919
Entertainment Properties Trust, REIT	2,500	119,600
Impac Mortgage Holdings, Inc., REIT (a)	44,200	76,024
iStar Financial, Inc., REIT	15,900	581,940
New Century Financial Corp., REIT (a)	13,700	1,233
Newcastle Investment Corp., REIT (a)	11,500	191,360
Redwood Trust, Inc., REIT (a)	17,800	664,474
Thornburg Mortgage, Inc., REIT (a)	5,900	69,502

		2,255,052
Retail Grocery - 0.79%
Ingles Markets, Inc.	7,200	216,792
Nash Finch Company (a)	12,300	461,373
Ruddick Corp.	6,000	195,480
Safeway, Inc.	155,300	4,927,669
SUPERVALU, Inc.	28,990	1,221,929
The Kroger Company	189,800	5,044,884

		12,068,127
Retail Trade - 13.03%
Abercrombie & Fitch Company, Class A	38,600	3,037,820
Advance Auto Parts, Inc.	7,200	256,032
Aeropostale, Inc. *	21,450	444,015
American Eagle Outfitters, Inc.	101,600	2,624,328
Bed Bath & Beyond, Inc. *	187,300	6,488,072
Best Buy Company, Inc.	11,800	518,610
Big Lots, Inc. *	4,500	133,965
Chico's FAS, Inc. *	11,900	190,162
Dollar Tree Stores, Inc. *	49,700	2,159,465
Family Dollar Stores, Inc.	56,900	1,666,032
First Cash Financial Services, Inc. *	9,100	194,922
Foot Locker, Inc.	8,000	133,680
Fossil, Inc. *	53,100	1,779,381
Gap, Inc.	34,200	641,592
Home Depot, Inc.	1,296,900	49,684,239
J.C. Penney Company, Inc.	4,400	302,544
Kohl's Corp. *	234,600	13,911,780
Limited Brands, Inc.	6,100	141,276
Lowe's Companies, Inc.	999,400	31,041,364
NBTY, Inc. *	10,200	374,340
Nordstrom, Inc.	29,400	1,414,140
Pacific Sunwear of California, Inc. *	6,700	93,867
PetSmart, Inc.	13,100	454,570
RadioShack Corp.	32,500	772,525
Regis Corp.	12,900	425,829
Rent-A-Center, Inc. *	11,900	228,718
Rite Aid Corp. * (a)	152,000	770,640
Ross Stores, Inc.	5,000	139,150
Sonic Automotive, Inc.	8,200	218,120

The accompanying notes are an integral part of the financial statements.	404

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Staples, Inc.	213,200	$5,063,500
Target Corp.	195,200	12,869,536
The Buckle, Inc.	7,700	288,057
The Men's Wearhouse, Inc.	6,400	324,352
The TJX Companies, Inc.	55,500	1,692,195
Tiffany & Company	16,000	821,280
Walgreen Company	98,600	4,443,902
Wal-Mart Stores, Inc.	1,205,600	52,600,328
Zale Corp. *	11,400	256,158

		198,600,486
Sanitary Services - 0.07%
Ecolab, Inc.	27,100	1,128,986

Semiconductors - 0.94%
Analog Devices, Inc.	29,600	1,091,648
Intel Corp.	339,800	8,749,850
KLA-Tencor Corp.	19,500	1,120,665
National Semiconductor Corp.	16,400	431,648
Novellus Systems, Inc. *	46,400	1,269,968
Varian Semiconductor Equipment
Associates, Inc. *	11,600	645,308
Xilinx, Inc.	42,100	1,076,497

		14,385,584
Software - 2.83%
Adobe Systems, Inc. *	16,800	718,200
BMC Software, Inc. *	22,400	685,888
Citrix Systems, Inc. *	25,100	912,385
Compuware Corp. *	59,600	483,356
Intuit, Inc. *	58,800	1,605,828
Manhattan Associates, Inc. *	6,200	179,056
Microsoft Corp.	1,134,300	32,588,439
Oracle Corp. *	258,100	5,234,268
Sybase, Inc. *	29,300	675,365

		43,082,785
Steel - 0.04%
Nucor Corp.	9,400	497,260
Ryerson, Inc.	3,200	106,688

		603,948
Telecommunications Equipment &
Services - 0.74%
ADTRAN, Inc.	12,800	342,144
Avaya, Inc. *	10,900	183,447
Plantronics, Inc.	5,300	150,520
Polycom, Inc. *	26,500	803,215
Premiere Global Services, Inc. *	12,600	164,808
QUALCOMM, Inc.	34,900	1,392,161
Verizon Communications, Inc.	197,200	8,258,736

		11,295,031
Telephone - 1.50%
AT&T, Inc.	538,605	21,474,181

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
CenturyTel, Inc.	30,300	$1,453,794

		22,927,975
Tires & Rubber - 0.11%
Goodyear Tire & Rubber Company * (a)	63,200	1,748,112
Tobacco - 0.36%
Altria Group, Inc.	24,100	1,672,781
Universal Corp.	9,400	461,822
UST, Inc.	66,800	3,291,904

		5,426,507
Toys, Amusements & Sporting Goods - 0.26%
Hasbro, Inc.	38,800	1,094,548
Mattel, Inc.	129,800	2,807,574

		3,902,122
Transportation - 0.35%
C.H. Robinson Worldwide, Inc.	46,600	2,285,264
Expeditors International of Washington, Inc.	49,000	2,164,330
Overseas Shipholding Group, Inc.	10,200	728,280
Saia, Inc. *	9,200	172,868

		5,350,742
Trucking & Freight - 0.96%
Arkansas Best Corp.	22,800	818,520
FedEx Corp.	111,000	12,174,480
J.B. Hunt Transport Services, Inc.	24,400	701,988
Ryder Systems, Inc.	9,100	498,225
YRC Worldwide, Inc. *	11,900	366,639

		14,559,852

TOTAL COMMON STOCKS (Cost $1,368,433,623)		$1,456,153,131

SHORT TERM INVESTMENTS - 1.72%
John Hancock Cash Investment Trust (c)	$26,128,121	$26,128,121

TOTAL SHORT TERM INVESTMENTS
(Cost $26,128,121)		$26,128,121

REPURCHASE AGREEMENTS - 3.97%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$60,576,946 on 09/04/2007,
collateralized by $59,385,000
Federal Home Loan Bank, 5.375%
due 05/18/2016 (valued at
$61,760,400, including interest)	$60,546,000	$60,546,000

TOTAL REPURCHASE AGREEMENTS
(Cost $60,546,000)		$60,546,000

Total Investments (U.S. Multi Sector Fund)
(Cost $1,455,107,744) - 101.25%		$1,542,827,252
Liabilities in Excess of Other Assets - (1.25)%		(19,070,514)

TOTAL NET ASSETS - 100.00%		$1,523,756,738

The accompanying notes are an integral part of the financial statements.	405

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.12%

Aerospace - 3.34%
Goodrich Corp.	7,370	$465,489

Automobiles - 1.68%
Tata Motors, Ltd., SADR	13,770	233,402

Banking - 4.69%
Hudson City Bancorp, Inc.	26,060	370,573
Northern Trust Corp.	4,590	282,102

		652,675
Biotechnology - 1.99%
Affymetrix, Inc. *	12,250	277,585

Business Services - 3.26%
Perot Systems Corp., Class A *	8,223	128,526
Pitney Bowes, Inc.	7,290	325,644

		454,170
Chemicals - 2.44%
Valspar Corp.	12,590	339,552

Commercial Services - 2.87%
Live Nation, Inc. *	19,289	399,282

Computers & Business Equipment - 6.52%
Diebold, Inc.	10,200	447,474
Juniper Networks, Inc. *	13,980	460,222

		907,696
Cosmetics & Toiletries - 5.17%
Estee Lauder Companies, Inc., Class A	8,200	341,038
International Flavors & Fragrances, Inc.	7,550	379,236

		720,274
Crude Petroleum & Natural Gas - 1.96%
Newfield Exploration Company *	6,290	273,552

Educational Services - 2.79%
Apollo Group, Inc., Class A *	6,620	388,395

Electrical Utilities - 8.86%
American Electric Power Company, Inc.	7,260	322,925
Constellation Energy Group, Inc.	3,420	283,655
DPL, Inc.	6,770	178,389
Entergy Corp.	1,320	136,778
Wisconsin Energy Corp.	7,050	312,386

		1,234,133
Electronics - 2.21%
Flextronics International, Ltd. *	27,031	307,883

Energy - 0.98%
McDermott International, Inc. *	1,420	136,306

Financial Services - 3.89%
Bear Stearns Companies, Inc.	2,146	233,184
Invesco PLC, SADR	12,484	308,230

		541,414
Food & Beverages - 2.69%
ConAgra Foods, Inc.	14,590	375,109

Gas & Pipeline Utilities - 2.05%
El Paso Corp.	18,030	286,136

Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Healthcare Products - 5.45%
Beckman Coulter, Inc.	5,790	$416,590
Owens & Minor, Inc.	8,580	342,342

		758,932
Healthcare Services - 4.26%
Healthsouth Corp. *	16,510	301,473
Omnicare, Inc.	8,940	291,712

		593,185
Household Products - 3.97%
Fortune Brands, Inc.	3,172	263,561
Newell Rubbermaid, Inc.	11,250	290,138

		553,699
Industrial Machinery - 1.52%
Cameron International Corp. *	2,590	211,784

Insurance - 10.02%
ACE, Ltd.	5,840	337,318
Allied World Assurance Holdings, Ltd.	8,315	399,286
Aspen Insurance Holdings, Ltd.	11,520	289,037
Marsh & McLennan Companies, Inc.	13,910	370,702

		1,396,343
International Oil - 1.97%
Hess Corp.	4,480	274,938

Internet Retail - 1.44%
Orbitz Worldwide, Inc. *	16,095	201,027

Investment Companies - 1.12%
Market Vectors Gold Miners ETF	4,150	156,248

Manufacturing - 2.50%
Pentair, Inc.	9,370	347,908

Office Furnishings & Supplies - 2.09%
Office Depot, Inc. *	11,920	291,444

Retail Trade - 2.33%
Rite Aid Corp. *	64,060	324,784

Telecommunications Equipment &
Services - 1.06%
Embarq Corp.	2,362	147,436

TOTAL COMMON STOCKS (Cost $13,051,876)		$13,250,781

SHORT TERM INVESTMENTS - 7.18%
Federal Home Loan Bank Discount Notes
zero coupon due 09/04/2007	$1,000,000	$999,650

TOTAL SHORT TERM INVESTMENTS
(Cost $999,650)		$999,650

Total Investments (Value Fund)
(Cost $14,051,526) - 102.30%		$14,250,431
Liabilities in Excess of Other Assets - (2.30)%		(320,198)

TOTAL NET ASSETS - 100.00%		$13,930,233

The accompanying notes are an integral part of the financial statements.	406

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Value & Restructuring Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.82%

Aerospace - 2.71%
Empresa Brasileira de Aeronautica SA, ADR (a)	116,106	$5,243,347
United Technologies Corp.	73,358	5,474,708

		10,718,055
Air Travel - 2.06%
Copa Holdings SA, Class A	94,727	4,591,418
Gol-Linhas Aereas Inteligentes SA (a)	161,006	3,530,861

		8,122,279
Auto Services - 0.68%
RSC Holdings, Inc. *	145,524	2,700,925

Broadcasting - 1.00%
CBS Corp., Class B	125,156	3,943,666

Building Materials & Construction - 0.56%
Eagle Materials, Inc. (a)	58,268	2,211,853

Cable & Television - 0.87%
EchoStar Communications Corp., Class A *	81,419	3,445,652

Cellular Communications - 3.51%
America Movil SA de CV, Series L, SADR	229,236	13,859,609

Chemicals - 3.94%
Celanese Corp., Series A	179,657	6,453,280
Lanxess AG	74,222	3,725,395
PPG Industries, Inc.	65,369	4,794,816
Tronox, Inc., Class A	57,491	591,008

		15,564,499
Coal - 3.58%
Alpha Natural Resources, Inc. *	162,243	3,132,912
CONSOL Energy, Inc.	203,017	8,096,318
Foundation Coal Holdings, Inc.	66,736	2,263,685
International Coal Group, Inc. * (a)	164,690	666,995

		14,159,910
Commercial Services - 1.28%
AerCap Holdings NV *	138,165	3,514,918
Horsehead Holding Corp. *	82,500	1,536,150

		5,051,068
Computers & Business Equipment - 1.31%
International Business Machines Corp.	44,510	5,193,872

Cosmetics & Toiletries - 1.00%
Avon Products, Inc.	114,867	3,945,681

Crude Petroleum & Natural Gas - 4.33%
Devon Energy Corp.	115,317	8,684,523
Noble Energy, Inc.	95,664	5,746,536
Pinnacle Gas Resources, Inc. *	28,500	132,525
W&T Offshore, Inc.	114,381	2,549,553

		17,113,137
Electrical Utilities - 0.52%
Enel SpA	196,602	2,034,077

Electronics - 1.53%
Harman International Industries, Inc.	42,258	4,791,634

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
Tyco Electronics, Ltd. *	35,863	$1,250,543

		6,042,177
Energy - 0.38%
Rosetta Resources, Inc. *	89,057	1,494,377

Financial Services - 12.70%
Capital One Financial Corp.	62,408	4,035,301
CIT Group, Inc.	93,258	3,503,703
Citigroup, Inc.	113,406	5,316,473
Discover Financial Services *	46,990	1,087,349
Federal Home Loan Mortgage Corp.	62,046	3,822,654
Invesco PLC, SADR	178,788	4,414,276
JP Morgan Chase & Company	100,689	4,482,674
Lehman Brothers Holdings, Inc.	87,444	4,794,555
MasterCard, Inc., Class A	18	2,466
MCG Capital Corp. (a)	155,919	2,263,944
Morgan Stanley	101,480	6,329,308
People's United Financial, Inc.	115,000	2,033,200
PNC Financial Services Group, Inc.	65,147	4,584,394
Washington Mutual, Inc.	96,502	3,543,553

		50,213,850
Food & Beverages - 1.22%
ConAgra Foods, Inc.	50,339	1,294,216
Dean Foods Company *	108,392	2,911,409
Vintage Wine Trust, Inc.	88,261	595,762

		4,801,387
Furniture & Fixtures - 0.73%
Leggett & Platt, Inc.	141,340	2,883,336

Gas & Pipeline Utilities - 1.53%
El Paso Corp.	260,440	4,133,183
Spectra Energy Corp.	82,856	1,926,402

		6,059,585
Healthcare Products - 1.57%
Baxter International, Inc.	87,050	4,766,858
Covidien, Ltd. *	35,863	1,428,423

		6,195,281
Holdings Companies/Conglomerates - 1.59%
Loews Corp.	133,827	6,291,207

Homebuilders - 1.08%
Centex Corp.	147,531	4,265,121

Household Appliances - 2.55%
Black & Decker Corp.	116,014	10,064,215

Household Products - 0.88%
Newell Rubbermaid, Inc.	134,951	3,480,386

Industrial Machinery - 1.36%
AGCO Corp. *	124,076	5,360,083

Industrials - 0.23%
Aecom Technology Corp. *	34,228	919,706

Insurance - 5.72%
ACE, Ltd.	122,649	7,084,206

The accompanying notes are an integral part of the financial statements.	407

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Ambac Financial Group, Inc.	62,500	$3,926,250
Castlepoint Holdings, Ltd.	72,452	820,157
Castlepoint Holdings, Ltd. (a)	40,250	455,630
Genworth Financial, Inc., Class A	82,983	2,404,847
MetLife, Inc.	89,595	5,738,560
People's Choice *	116,874	175,311
Primus Guaranty, Ltd. * (a)	210,107	1,998,118

		22,603,079
International Oil - 7.77%
Anadarko Petroleum Corp.	108,107	5,295,081
ConocoPhillips	127,902	10,473,895
Murphy Oil Corp.	65,149	3,970,180
Petroleo Brasileiro SA, ADR (a)	177,488	10,975,858

		30,715,014
Investment Companies - 0.73%
Apollo Investment Corp. (a)	132,716	2,898,517
Manufacturing - 1.31%
Rockwell Automation, Inc.	49,075	3,457,825
Tyco International, Ltd.	39,363	1,738,270

		5,196,095
Metal & Metal Products - 2.45%
Southern Copper Corp. (a)	79,207	8,336,537
Sterlite Industries India, Ltd. *	84,740	1,354,992

		9,691,529
Mining - 1.83%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	46,000	4,021,320
Grupo Mexico SA	512,000	3,229,786

		7,251,106
Paper - 0.47%
Smurfit-Stone Container Corp. *	176,701	1,865,963
Petroleum Services - 3.08%
Hercules Offshore, Inc. * (a)	162,682	4,138,623
PetroHawk Energy Corp. *	197,089	2,983,927
Petroplus Holdings AG *	57,862	5,061,830

		12,184,380
Pharmaceuticals - 1.75%
AmerisourceBergen Corp.	90,655	4,337,842
Bristol-Myers Squibb Company	88,600	2,582,690

		6,920,532
Railroads & Equipment - 2.22%
Union Pacific Corp.	78,606	8,770,071

Real Estate - 2.23%
DiamondRock Hospitality Company, REIT	180,222	3,234,985
FBR Capital Markets Corp., REIT *	41,000	546,530
Host Hotels & Resorts, Inc., REIT	101,727	2,267,495
JHSF Participacoes SA *	313,700	1,535,464
Ventas, Inc., REIT	32,194	1,225,947

		8,810,421

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade - 4.32%
J.C. Penney Company, Inc.	55,500	$3,816,180
The TJX Companies, Inc.	146,852	4,477,517
United Rentals, Inc. *	188,508	6,145,361
Zale Corp. *	117,487	2,639,933

		17,078,991
Steel - 1.10%
Schnitzer Steel Industries, Inc.	74,656	4,362,150

Telecommunications Equipment &
Services - 2.07%
DataPath, Inc. *	80,000	760,000
Nokia Oyj, SADR	169,877	5,585,556
Plantronics, Inc.	64,125	1,821,150

		8,166,706
Telephone - 3.44%
Harris Corp.	187,502	11,405,747
Windstream Corp.	153,353	2,189,881

		13,595,628
Tobacco - 1.91%
Loews Corp. - Carolina Group	99,151	7,547,374

Transportation - 0.48%
Arlington Tankers, Ltd. (a)	43,563	1,078,620
Omega Navigation Enterprises, Inc.	41,469	819,427

		1,898,047
Trucking & Freight - 1.24%
Ryder Systems, Inc.	89,415	4,895,471

TOTAL COMMON STOCKS (Cost $329,294,759)		$390,586,068

PREFERRED STOCKS - 0.26%

Chemicals - 0.26%
Celanese Corp.	22,251	1,037,453

TOTAL PREFERRED STOCKS (Cost $613,080)		$1,037,453

SHORT TERM INVESTMENTS - 10.73%
John Hancock Cash Investment Trust (c)	$42,415,346	$42,415,346

TOTAL SHORT TERM INVESTMENTS
(Cost $42,415,346)		$42,415,346

REPURCHASE AGREEMENTS - 1.73%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$6,843,496 on 09/04/2007,
collateralized by $7,335,000
Federal National Mortgage
Association, 5.55% due
07/10/2028 (valued at $6,977,419,
including interest)	$6,840,000	$6,840,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,840,000)		$6,840,000

The accompanying notes are an integral part of the financial statements.	408

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Total Investments (Value & Restructuring Fund)
(Cost $379,163,185) - 111.54%		$440,878,867
Liabilities in Excess of Other Assets - (11.54)%		(45,619,597)

TOTAL NET ASSETS - 100.00%		$395,259,270

Vista Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.94%

Aerospace - 4.49%
Alliant Techsystems, Inc. *	7,400	$779,294
BE Aerospace, Inc. *	175,396	6,835,182

		7,614,476
Agriculture - 2.53%
Monsanto Company	48,100	3,354,494
The Mosaic Company *	22,200	932,844

		4,287,338
Apparel & Textiles - 3.25%
Crocs, Inc. * (a)	21,900	1,292,976
Guess?, Inc.	71,000	3,763,000
Phillips-Van Heusen Corp.	7,707	448,779

		5,504,755
Biotechnology - 0.48%
Immucor, Inc. *	24,600	820,410

Broadcasting - 2.15%
Liberty Global, Inc., Class A *	89,000	3,647,220

Building Materials & Construction - 2.85%
Foster Wheeler, Ltd. *	40,828	4,835,668

Business Services - 0.16%
TeleTech Holdings, Inc. *	9,551	279,367

Cellular Communications - 8.94%
Crown Castle International Corp. *	21,200	779,312
Leap Wireless International, Inc. *	56,190	4,073,775
Millicom International Cellular SA * (a)	14,700	1,239,651
NII Holdings, Inc. *	114,500	9,066,110

		15,158,848
Chemicals - 0.47%
Terra Industries, Inc. *	30,900	802,473

Computers & Business Equipment - 5.28%
Apple, Inc. *	22,800	3,157,344
Blue Coat Systems, Inc. *	14,900	1,242,809
Foundry Networks, Inc. *	66,500	1,229,585
Juniper Networks, Inc. *	101,000	3,324,920

		8,954,658
Construction & Mining Equipment - 1.02%
National Oilwell Varco, Inc. *	13,500	1,728,000

Containers & Glass - 2.71%
Greif, Inc., Class A	10,900	634,598
Owens-Illinois, Inc. *	98,500	3,961,670

		4,596,268
Educational Services - 1.34%
Apollo Group, Inc., Class A *	19,500	1,144,065

Vista Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Educational Services (continued)
Strayer Education, Inc.	7,100 $	1,133,018

		2,277,083
Electrical Equipment - 0.38%
Vestas Wind Systems AS *	9,400	637,494

Electrical Utilities - 4.17%
Allegheny Energy, Inc. *	15,700	810,277
Quanta Services, Inc. * (a)	152,893	4,322,285
Reliant Energy, Inc. *	76,100	1,941,311

		7,073,873
Electronics - 4.21%
Itron, Inc. * (a)	11,200	950,880
Thermo Electron Corp. *	114,200	6,193,066

		7,143,946
Energy - 2.30%
First Solar, Inc. *	15,400	1,597,596
McDermott International, Inc. *	13,500	1,295,865
SunPower Corp., Class A. * (a)	14,800	1,011,284

		3,904,745
Financial Services - 2.06%
Ameriprise Financial, Inc.	14,000	854,140
GFI Group, Inc. *	11,300	836,200
Janus Capital Group, Inc.	24,400	648,796
MasterCard, Inc., Class A	8,400	1,150,716

		3,489,852
Healthcare Services - 4.99%
Express Scripts, Inc. *	85,400	4,675,650
Medco Health Solutions, Inc. *	44,400	3,793,980

		8,469,630
Household Products - 0.47%
Tempur-Pedic International, Inc. (a)	27,400	791,860

Industrial Machinery - 6.76%
AGCO Corp. *	88,000	3,801,600
Cameron International Corp. *	12,700	1,038,479
Dresser-Rand Group, Inc. *	100,061	3,689,249
Flowserve Corp.	17,300	1,235,393
Terex Corp. *	10,100	806,788
The Manitowoc Company, Inc.	11,200	890,288

		11,461,797
Internet Retail - 0.25%
Amazon.com, Inc. *	5,300	423,523

Internet Service Provider - 1.76%
Cogent Communications Group, Inc. *	40,200	1,003,794
Equinix, Inc. *	22,300	1,973,773

		2,977,567
Leisure Time - 3.30%
Bally Technologies, Inc. *	57,500	1,907,275
Las Vegas Sands Corp. * (a)	28,500	2,841,450
WMS Industries, Inc. *	28,650	843,456

		5,592,181

The accompanying notes are an integral part of the financial statements.	409

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Vista Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Life Sciences - 0.48%
PerkinElmer, Inc.	29,600	$811,336

Manufacturing - 0.77%
General Cable Corp. *	22,400	1,303,232

Metal & Metal Products - 5.62%
Haynes International, Inc. *	9,700	810,241
Precision Castparts Corp.	66,945	8,723,603

		9,533,844
Petroleum Services - 1.36%
Acergy SA	36,000	951,549
Core Laboratories N.V. *	12,095	1,355,849

		2,307,398
Pharmaceuticals - 4.00%
Celgene Corp. *	20,000	1,284,200
Onyx Pharmaceuticals, Inc. * (a)	42,600	1,687,812
Shire PLC	145,200	3,804,928

		6,776,940
Retail Trade - 3.62%
GameStop Corp., Class A *	105,100	5,269,714
Tiffany & Company	16,900	867,477

		6,137,191
Semiconductors - 6.03%
Intersil Corp., Class A	37,300	1,242,836
MEMC Electronic Materials, Inc. *	33,300	2,045,286
Microsemi Corp. * (a)	32,600	826,736
National Semiconductor Corp.	31,700	834,344
NVIDIA Corp. *	75,900	3,883,044
OmniVision Technologies, Inc. * (a)	66,600	1,389,942

		10,222,188
Software - 0.56%
Riverbed Technology, Inc. *	21,300	945,720

Telecommunications Equipment &
Services - 4.69%
Ciena Corp. *	32,000	1,212,160
Clearwire Corp., Class A * (a)	10,884	232,918
CommScope, Inc. *	30,700	1,737,620
SBA Communications Corp. *	146,488	4,771,114

		7,953,812
Tires & Rubber - 0.94%
Goodyear Tire & Rubber Company * (a)	57,500	1,590,450

Toys, Amusements & Sporting Goods - 3.55%
Nintendo Company, Ltd.	13,100	6,027,214

TOTAL COMMON STOCKS (Cost $121,060,497)		$166,082,357

SHORT TERM INVESTMENTS - 8.75%
John Hancock Cash Investment Trust (c)	$14,843,332	$14,843,332

TOTAL SHORT TERM INVESTMENTS
(Cost $14,843,332)		$14,843,332

Vista Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 6.68%
Repurchase Agreement with State
Street Corp. dated 08/31/2007 at
4.60% to be repurchased at
$11,332,789 on 09/04/2007,
collateralized by $11,315,000
Federal National Mortgage
Association, 5.30% due
04/16/2010 (valued at
$11,555,444, including interest)	$11,327,000	$11,327,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,327,000)		$11,327,000

Total Investments (Vista Fund)
(Cost $147,230,829) - 113.37%		$192,252,689
Liabilities in Excess of Other Assets - (13.37)%		(22,671,622)

TOTAL NET ASSETS - 100.00%		$169,581,067

Footnotes
Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.	410

John Hancock Funds II

Portfolio of investments — August 31, 2007
(showing percentage of total net assets)

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
FIM	- Finnish Markka
FRF	- French Franc
DEM	- German Deutsche Mark
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
ITL	- Italian Lira
IEP	- Irish Punt
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NLG	- Netherlands Guilder
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
ZAR	- South African Rand

Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PCL	- Public Company Limited
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor's Depositary Receipts

^ Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

* Non-Income Producing

(a) All or a portion of this security was out on loan

(b) Floating Rate Note

(c) Investment is an affiliate of the Trust's advisor or subadvisor

(d) Principal amount of security is adjusted for inflation.

(e) Security Fair Valued on August 31, 2007

 f) All or a portion of this Term Loan is unfunded.

g) Purchased on a forward commitment

(h) Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

** Purchased on a forward commitment

*** At August 31, 2007, all or a portion of this security was pledged to cover forward commitments purchased and securities sold short.

**** At August 31, 2007, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.	411

John Hancock Funds II

Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Funds II (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company. It is a series company, which means it has multiple Funds, each with a stated investment objective that it pursues through separate investment policies.

The Trust currently offers seventy-two separate investment funds, fifty-eight of which are as follows. The five Lifestyle Portfolios and nine Lifecycle Portfolios are covered in separate reports.

Absolute Return	International Opportunities	Small Cap
Active Bond	International Small Cap	Small Cap Index
All Cap Core	International Small Company	Small Cap Opportunities
All Cap Growth	International Value	Small Company
All Cap Value	Investment Quality Bond	Small Company Growth
Blue Chip Growth	Large Cap	Small Company Value
Capital Appreciation	Large Cap Value	Special Value
Core Bond	Mid Cap Index	Spectrum Income
Core Equity	Mid Cap Intersection	Strategic Bond
Emerging Growth	Mid Cap Stock	Strategic Income
Emerging Markets Value	Mid Cap Value	Total Bond Market
Emerging Small Company	Mid Cap Value Equity	Total Return
Equity-Income	Natural Resources	U.S. Global Leaders Growth
Fundamental Value	Quantitative All Cap	U.S. Government Securities
Global Bond	Quantitative Mid Cap	U.S. High Yield Bond
Global Real Estate	Quantitative Value	U.S. Multi Sector
High Income	Real Estate Equity	Value
High Yield	Real Estate Securities	Value & Restructuring
Index 500	Real Return Bond	Vista
International Equity Index

Each of the Funds, with the exception of Absolute Return, Core Equity, Global Bond, Global Real Estate, Natural Resources, Real Estate Equity, Real Estate Securities, Real Return Bond, U.S. Global Leaders Growth and U.S. Multi Sector, is diversified for purposes of the 1940 Act.

The Absolute Return Portfolio operates as a “fund of funds,” investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (“JHF III”) and also in other affiliated funds of the John Hancock funds complex. The Portfolio may also invest in unaffiliated underlying funds and other permitted investments.

On January 18, 2007, the Board of Trustees approved a change in the fiscal year end of the five Lifestyle Portfolios from August 31 to December 31.

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), serves as investment adviser for the Trust, and John Hancock Funds, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufactures Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The JHF III funds are retail mutual funds advised by JHIMS and distributed by the Distributor.

The funds described in this Annual Report offer six classes of shares as follows:

John Hancock Funds II

Notes to Financial Statements

* Class NAV shares for Quantitative Mid Cap and Special Value were terminated on 5-3-07 and 5-30-07, respectively.

Class A, B, and C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to Absolute Return Portfolio, Lifestyle Portfolios and to certain institutional investors. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At August 31, 2007, John Hancock USA owned shares of beneficial interest for the following funds:

	Absolute Return	Quantitative All Cap	Total Bond Market	Value

Class A	128,382	125,685	—	—
Class B	128,167	125,280	—	—
Class C	128,167	125,280	—	—
Class 1	128,457	—	—	—
Class I	—	125,859	—	—
Class NAV	—	—	4,500,966	500,646

Subadviser Change At the Board of Trustees meeting on June 29, 2007, the Board approved changing the subadviser for Special Value from ClearBridge Advisors, LLC to Wellington Management Company, LLP (“Wellington”), effective as of June 29, 2007.

Payment Made By Affiliate The payment made by the Adviser to the Special Value Fund results from a compliance error under the name test rule. The fund is required to invest at least 80% of its net assets, at the time of purchase, in companies that fall within the market capitalization range of the Russell 2000 Value Index. In December 2006, the fund was reimbursed for the purchase of securities that did not meet the market capitalization requirement at the time of purchase. The offending securities and transactions were later sold which resulted in a loss to the fund of $99,465. This loss was fully reimbursed by the Adviser.

John Hancock Funds II

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Funds follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation The net asset value of the shares of each Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M., Eastern Time. Investments held by the Absolute Return Portfolio in underlying affiliated funds are valued at their respective net asset values each business day. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (“JHCIT”), an affiliate of the John Hancock Adviser, LLC (“JHA”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, are valued at their net asset value each business day. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. All other securities held by the Funds and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the NYSE, the Funds will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Funds will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Fund’s shares reflects the value of the Fund’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Funds and its impact, if any, resulting from the adoption of FAS 157 on the Funds’ financial statements.

Repurchase Agreements Each Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange at period end of such currencies against U.S. dollars; and

(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Certain Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

Certain Funds invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than funds that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country.

Security Transactions and Related Investment Income Investment security and underlying affiliated funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying funds on the ex-dividend date. Distributions from the underlying funds are recorded on the ex-dividend date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Funds may invest in Real Estate Investment Trusts (“REITs”) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Funds use specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class-specific expenses), and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level.

Expense Allocation Expenses not directly attributable to a particular Fund or share class are allocated based on the relative share of net assets of each Fund or share at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. Expenses in the Absolute Return Portfolio’s Statement of Operations reflect the expenses of the Fund and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Absolute Return Portfolio may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the Absolute Return Portfolio will vary.

Purchased and Written Options Each Fund described in this Annual Report may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts.

When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

When a Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If a Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Funds may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Fund/Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Written options for the year ended August 31, 2007, were as follows:

	Number of Contracts	Premiums Received

Absolute Return

Outstanding, beginning of period	—	—
Options written	2	$3,494
Option closed	(2)	(3,494)
Outstanding, end of period	—	—

Global Bond

Outstanding, beginning of period	2,827,800,454	$2,493,828
Options written	640,303,358	8,864,817
Option closed	(343,300,423)	(2,804,909)
Options expired	(2,658,903,233)	(1,365,659)
Outstanding, end of period	465,900,156	$7,188,077

High Income

Outstanding, beginning of period	1,000	$517,604
Option closed	(1,000)	(517,604)
Outstanding, end of period	—	—

Real Return Bond

Outstanding, beginning of period	41,000,000	$331,920
Options written	84,001,257	1,316,108
Option closed	(27,000,018)	(204,737)
Options expired	(67,401,105)	(604,477)
Outstanding, end of period	30,600,134	$838,814

Strategic Bond

Outstanding, beginning of period	741	$233,474
Options written	7,668	3,540,045
Option closed	(2,968)	(1,361,280)
Options expired	(4,196)	(1,925,189)
Outstanding, end of period	1,245	$487,050

Strategic Income

Outstanding, beginning of period	—	—
Options written	87,045,441	$652,995
Option closed	(27,484,800)	(141,484)
Options expired	(59,559,939)	(444,403)
Outstanding, end of period	702	$67,108

Total Return

Outstanding, beginning of period	277,001,554	$4,098,858
Options written	519,105,146	7,274,189
Option closed	(291,001,444)	(3,926,797)
Options expired	(119,203,918)	(2,635,539)
Outstanding, end of period	385,901,338	$4,810,711

U.S. Government Securities

Outstanding, beginning of period	—	—
Options written	7,500,000	$22,266
Option exercised	(7,500,000)	(22,266)
Outstanding, end of period	—	—

Value & Restructuring

Outstanding, beginning of period	—	—
Options written	2,384	$776,602
Option closed	(1,327)	(365,730)
Options expired	(250)	(24,719)
Options exercised	(627)	(316,978)
Outstanding, end of period	180	$69,175

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open written options outstanding as of August 31, 2007:

			Pay/Receive	Notional Amount/	Exercise Expiration
Fund	Name of Issuer	Floating Rate Index	Floating Rate	Number of Contracts	Rate/Price	Date	Value

Global Bond	Calls

	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	22,700,000	5.15%	Dec 2007	($343,698)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	52,600,000	5.10%	Feb 2008	(790,346)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	97,900,000	4.90%	Mar 2008	(1,160,683)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	40,700,000	4.95%	Mar 2008	(523,251)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	1,800,000	4.95%	Sep 2008	(27,061)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	35,400,000	4.95%	Sep 2008	(532,204)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	8,500,000	4.95%	Sep 2008	(127,789)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	89,800,000	5.50%	Aug 2009	(2,510,585)
	7-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	11,900,000	4.90%	Feb 2008	(116,606)
	7-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	12,300,000	5.32%	Aug 2009	(343,090)
	7-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	24,700,000	5.32%	Aug 2009	(695,404)
	7-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	5,400,000	5.32%	Aug 2009	(149,715)
	8-Year Interest Rate Swap	6 Month GBP-LIBOR	Receive	7,000,000	4.85%	Sep 2007	—
	8-Year Interest Rate Swap	6 Month GBP-LIBOR	Receive	3,000,000	4.85%	Sep 2007	—
	8-Year Interest Rate Swap	6 Month GBP-LIBOR	Receive	9,000,000	4.85%	Sep 2007	—
	30-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	19,200,000	5.4475%	Nov 2007	(384,359)
	30-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	10,700,000	5.4675%	Nov 2007	(230,981)

				452,600,000			($7,935,772)

	Japanese Yen Futures			8,900,000	$117.57	Feb 2008	($64,730)
	New Zealand Dollar vs. Japanese Yen			4,400,000	97.70	Oct 2007	(448)
	U.S.Treasury 10-Year Note Futures			156	111.00	Nov 2007	(85,312)

				13,300,156			($150,490)

Real Return Bond	Calls

	5-Year Credit Default Swap			1,000,000	0.70%	Dec 2007	($3,666)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	11,000,000	4.95%	Mar 2008	(141,419)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	2,000,000	4.95%	Sep 2008	(30,068)
	30-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	2,900,000	5.67%	Aug 2008	(162,029)
	30-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	2,300,000	5.67%	Aug 2008	(128,506)

				19,200,000			($465,688)

	Japanese Yen Futures			2,600,000	$118.15	Jun 2008	($18,353)
	U.S.Treasury 10-Year Note Futures			134	111.00	Nov 2007	(73,281)

				2,600,134			($91,634)

	Puts

	5-Year Credit Default Swap			2,300,000	5.67%	Aug 2008	($68,348)
	30-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	2,900,000	5.67%	Aug 2008	(86,177)
	30-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	1,000,000	1.00%	Dec 2007	(4,358)

				6,200,000			($158,883)

	Japanese Yen Futures			2,600,000	$63.00	Jan 2008	($156,289)

				2,600,000			($156,289)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
			Pay/Receive	Notional Amount/	Exercise	Expiration
Fund	Name of Issuer	Floating Rate Index	Floating Rate	Number of Contracts	Rate/Price	Date	Value

Strategic Bond	Calls

	Eurodollar Futures			113	$95.25	Sep 2007	($706)
	Eurodollar Futures			18	95.00	Sep 2007	(338)
	Eurodollar Futures			50	95.50	Dec 2007	(11,250)
	Eurodollar Futures			19	95.25	Dec 2007	(7,363)
	Eurodollar Futures			44	95.125	Dec 2007	(22,000)
	Eurodollar Futures			65	95.50	Mar 2008	(40,219)
	Eurodollar Futures			45	95.00	Mar 2008	(55,125)
	Japanese Yen Futures			3	85.00	Sep 2007	(62)
	U.S.Treasury 10-Year Note Futures			26	111.00	Nov 2007	(14,219)
	U.S.Treasury 10-Year Note Futures			61	110.00	Nov 2007	(49,562)
	U.S.Treasury 10-Year Note Futures			7	109.00	Nov 2007	(8,531)
	U.S.Treasury 10-Year Note Futures			169	108.00	Nov 2007	(298,391)
	U.S.Treasury 10-Year Note Futures			146	107.00	Nov 2007	(355,875)
	U.S.Treasury 30-Year Bond Futures			31	111.00	Nov 2007	(55,703)

				797			($919,344)

	Puts

	Eurodollar Futures			66	$94.75	Sep 2007	($46,612)
	Eurodollar Futures			144	95.00	Dec 2007	(66,600)
	U.S. Treasury 10-Year Note Futures			45	108.00	Sep 2007	(11,250)
	U.S.Treasury 10-Year Note Futures			7	107.00	Nov 2007	(3,137)
	U.S.Treasury 10-Year Note Futures			19	105.00	Nov 2007	(2,375)
	U.S. Treasury 10-Year Note Futures			37	104.00	Nov 2007	(2,312)
	U.S.Treasury 10-Year Note Futures			53	103.00	Nov 2007	(1,656)
	U.S.Treasury 10-Year Note Futures			31	102.00	Nov 2007	(484)
	U.S. Treasury 30-Year Bond Futures			12	109.00	Sep 2007	(1,313)
	U.S.Treasury 30-Year Bond Futures			20	109.00	Nov 2007	(10,625)
	U.S.Treasury 30-Year Bond Futures			14	106.00	Nov 2007	(1,969)

				448			($148,333)

Strategic Income	Calls

	Silver Standard Resources, Inc.			702	$40.00	Sep 2007	($2,106)

				702			($2,106)

Total Return	Calls

	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	18,000,000	5.01%	Oct 2007	($162,392)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	36,000,000	5.10%	Feb 2008	(540,922)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	9,000,000	4.90%	Feb 2008	(94,738)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	23,000,000	4.95%	Mar 2008	(295,695)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	24,800,000	4.90%	Mar 2008	(294,024)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	22,000,000	4.90%	Mar 2008	(260,828)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	43,400,000	4.95%	Sep 2008	(652,476)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	15,600,000	4.95%	Sep 2008	(234,530)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	59,700,000	4.95%	Sep 2008	(897,530)
	5-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	20,000,000	5.45%	Feb 2009	(535,406)
	7-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	66,100,000	5.20%	Dec 2008	(1,531,273)
	7-Year Interest Rate Swap	3 Month USD-LIBOR	Receive	48,300,000	5.00%	Dec 2008	(880,905)

				385,900,000			($6,380,719)

	Eurodollar Futures			113	$95.75	Mar 2008	(47,319)
	U.S.Treasury 5-Year Note Futures			409	108.00	Nov 2007	(185,328)
	U.S.Treasury 10-Year Note Futures			816	111.00	Nov 2007	(446,250)

				1,338			($678,897)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
			Pay/Receive	Notional Amount/	Exercise	Expiration
Fund	Name of Issuer	Floating Rate Index	Floating Rate	Number of Contracts	Rate/Price	Date	Value

Value & Restructuring	Calls

	America Movil, S.A.B. de C.V.			180	$60.00	Nov 2007	($82,800)

				180			($82,800)

The following is a summary of forward volatility options with premiums to be determined on a future date outstanding at August 31, 2007:

		Notional	Unrealized
Fund	Description	Amount	Appreciation (Depreciation)

Real Return Bond	Call & Put

	U.S. Dollar Forward Delta/Neutral Straddle vs. Swiss Franc	8,300,000	$105,344
Strike and premium determined on 9/26/2007,
based upon implied volatility parameter of 7.2%

Securities Lending All Funds described in this Annual Report with the exception of Absolute Return Portfolio may lend securities in amounts up to 33 1 / 3 % of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and marked to market on a daily basis. The Funds may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially.

The Funds enter into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Funds to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Funds receive compensation for lending their securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. The Funds invest the cash collateral received in connection with securities lending transactions in the JHCIT, a Delaware common law trust and an affiliated fund. JHCIT is exempt from registration under Section 3(c) (7) of the 1940 Act (pursuant to exemptive order issued by the SEC) and is managed by JHA, the Adviser for JHCIT, for which JHA receives an investment advisory fee of 0.04% of the average daily net assets of the JHCIT. Effective May 8, 2007, cash collateral is invested in the JHCIT. Prior to May 8, 2007, cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds the next business day. During the loan period, the Funds continue to retain rights of ownership, including dividends and interest of the loaned securities. At August 31, 2007, the values of securities loaned and cash collateral were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral

All Cap Core	$2,120,790	$2,163,206
All Cap Growth	2,458,524	2,507,694
All Cap Value	1,559,336	1,590,523
Blue Chip Growth	42,830,394	43,687,002
Capital Appreciation	14,393,267	14,681,132
Emerging Growth	58,486,390	59,656,118
Emerging Small Company	14,526,298	14,816,824
Equity-Income	33,065,118	33,726,420
Fundamental Value	21,885,135	22,322,838
Global Real Estate	27,242,764	28,489,756
High Income	1,400,147	1,428,149
High Yield	45,640,634	46,553,447
International Equity Index	48,125,680	50,429,968
International Opportunities	155,154,525	161,395,398
International Small Cap	56,969,379	59,817,848
International Small Company	43,861,760	46,052,319
International Value	155,493,448	163,204,173
Large Cap	9,389,966	9,577,765
Large Cap Value	4,192,962	4,276,821
Mid Cap Stock	45,868,557	46,785,928
Mid Cap Value	6,674,774	6,808,269
Mid Cap Value Equity	5,734,666	5,849,359
Natural Resources	91,709,163	93,981,765
Quantitative All Cap	272,672	278,125
Quantitative Mid Cap	8,368,200	8,535,564
Quantitative Value	30,700,241	31,314,246
Real Estate Equity	11,694,431	11,928,320
Real Estate Securities	2,965,100	3,024,402

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
Fund	Value of Securities Loaned	Value of Cash Collateral

Small Cap	$35,995,888	$36,715,806
Small Cap Index	15,588,980	15,900,759
Small Cap Opportunities	35,711,486	36,425,716
Small Company	9,197,645	9,381,598
Small Company Growth	44,194,900	45,078,798
Small Company Value	62,436,750	63,685,485
Special Value	317,569	323,920
Spectrum Income	3,670,150	3,743,553
Strategic Bond	8,022,718	8,183,172
U.S. Global Leaders Growth	31,273,810	31,899,286
U.S. High Yield Bond	6,630,278	6,762,883
U.S. Multi Sector	25,615,805	26,128,121
Value & Restructuring	41,583,673	42,415,346
Vista	14,552,286	14,843,332

Floating Rate Notes Issued in Conjunction with Securities Held Certain Funds may enter into transactions in which the Funds sell a fixed-rate bond to a broker for cash. At the same time the Funds buy a residual interest in a trust’s (the “Trust”) assets and cash flows set up by the broker, often referred to as an inverse floating rate obligation (“Inverse Floater”). The broker deposits a fixed-rate bond into the Trust with the same CUSIP number as the fixed-rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed-rate bond purchased from the Fund (the “Fixed-Rate Bond”). The Trust also issues floating-rate notes (“Floating-Rate Notes”) which are sold to third parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed-Rate Bond held by the Trust and the liquidation value of the Floating-Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par and (2) to have the broker transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. Pursuant to Financial Accounting Standards Statement No. 140 (“FAS 140”), the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Portfolio of Investments and accounts for the Floating-Rate Notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s Statement of Assets and Liabilities. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the Floating-Rate Notes, are reflected as interest expense and fees on inverse floaters of the Funds and are included in the Statement of Operations. At August 31, 2007, the Fund’s investments were as follows:

	Floating Rate	Range of
Fund	Notes Outstanding	Interest Rates

Global Bond	270,000	3.45% — 4.01%
Total Return	3,000,000	3.45% — 4.03%
Total Return	33,000	3.45% — 4.03%

The Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Fund management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from legal borrowing of the Funds to which the restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Interest Expense Interest expense relates to the Fund’s liability with respect to Floating-Rate Notes held by third parties in conjunction with inverse floater securities transactions and/or short sale transactions by the Funds. Interest expense is recorded as incurred.

Dollar Rolls All Funds, with the exception of Absolute Return Portfolio, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Short Sales Certain Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Certain of the Funds may also make short sales “against the box.’’ In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, the Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Securities sold in short sale transactions and interest and dividend payable on such securities, if any, are reflected as a liability in the Statement of Assets and Liabilities. Fees incurred to borrow securities for short sales are recorded as interest expense on the Statement of Operations.

Futures All Funds may purchase and sell financial futures contracts and options on those contracts. The Funds invest in contracts based on financial instruments, such as U.S. Treasury Bonds or Notes, or on securities indices, such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Funds.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Funds’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When a Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at August 31, 2007:

					Unrealized
Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Appreciation (Depreciation)

All Cap Core	Russell 2000 Index Futures	5	Long	Sep 2007	($90,771)
	Russell 2000 Mini Index Futures	301	Long	Sep 2007	(1,082,195)
	S&P 500 Index Futures	53	Long	Sep 2007	(346,136)

					($1,519,102)

Global Bond	2-Year German Euro-SCHATZ Futures	284	Long	Sep 2007	$29,787
	5-Year German Euro-BOBL Futures	283	Long	Sep 2007	604,109
	10-Year German Euro-BUND Futures	1,126	Long	Sep 2007	4,053,734
	90-Day LIBOR Futures	234	Long	Mar 2008	(371,618)
	90-Day LIBOR Futures	410	Long	Jun 2008	(323,420)
	90-Day LIBOR Futures	92	Long	Dec 2008	(106,681)
	Euribor Futures	394	Long	Dec 2007	(20,153)
	Euribor Futures	146	Long	Sep 2008	218,593
	Eurodollar Futures	40	Long	Sep 2007	(23,250)
	Eurodollar Futures	1,248	Long	Mar 2008	2,095,250
	Eurodollar Futures	430	Long	Jun 2008	231,125
	Eurodollar Futures	393	Long	Sep 2008	776,175
	Euroyen Futures	113	Long	Dec 2007	7,565
	Euroyen Futures	384	Long	Mar 2008	116,027
	U.S. Treasury 30-Year Bond Futures	137	Long	Dec 2007	35,320
	10-Year Canada Government Bond Futures	31	Short	Dec 2007	17,243
	10-Year Japan Government Bond Futures	38	Short	Sep 2007	(548,971)
	U.K. Treasury Bond Futures	34	Short	Dec 2007	(3,428)
	U.S. Treasury 5-Year Note Futures	751	Short	Dec 2007	(5,071)
	U.S. Treasury 10-Year Note Futures	384	Short	Sep 2007	(834,000)

					$5,948,336

Index 500	S&P 500 Index Futures	44	Long	Sep 2007	$77,641

					$77,641

International Equity Index	All Share Index Futures	4	Long	Sep 2007	($5,954)
	CAC 40 10 Euro Index Futures	9	Long	Sep 2007	(30,772)
	DAX Index Futures	2	Long	Sep 2007	(9,161)
	FTSE 100 Index Futures	14	Long	Sep 2007	(78,239)
	Hang Seng Stock Index Futures	1	Long	Sep 2007	2,621
	IBEX 35 Index Futures	2	Long	Sep 2007	(5,041)
	MSCI Taiwan Stock Index Futures	6	Long	Sep 2007	6,753
	OMX 30 Stock Index Futures	9	Long	Sep 2007	6,370
	S&P TSE 60 Index Futures	3	Long	Sep 2007	225
	SPI 200 Index Futures	3	Long	Sep 2007	(5,817)
	Topix Index Futures	10	Long	Sep 2007	(143,864)

					($262,879)

Investment Quality Bond	U.S. Treasury 5-Year Note Futures	74	Long	Dec 2007	($3,659)

					($3,659)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
					Unrealized
Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Appreciation (Depreciation)

Mid Cap Index	S&P MidCap 400 Index Futures	69	Long	Sep 2007	($1,015,284)

					($1,015,284)

Real Return Bond	90-Day LIBOR Futures	346	Long	Mar 2008	($511,750)
	90-Day LIBOR Futures	448	Long	Jun 2008	(413,237)
	Euribor Futures	53	Long	Sep 2008	66,819
	Euribor Futures	309	Long	Dec 2008	240,064
	Euribor Futures	53	Long	Mar 2009	64,278
	Euribor Futures	53	Long	Jun 2009	61,943
	Eurodollar Futures	333	Long	Dec 2007	(59,638)
	Eurodollar Futures	19	Long	Mar 2008	26,363
	Eurodollar Futures	468	Long	Jun 2008	177,150
	Eurodollar Futures	34	Long	Sep 2008	42,475
	Eurodollar Futures	58	Long	Dec 2008	68,575
	Eurodollar Futures	229	Long	Mar 2009	308,900
	Eurodollar Futures	76	Long	Jun 2009	83,000
	Japan 10-Year Government Bond Futures	3	Long	Sep 2007	85,984
	Japan 10-Year Government Bond Futures	4	Long	Dec 2007	(10,964)
	Canada 10-Year Government Bond Futures	27	Short	Sep 2007	(49,342)
	Canada 10-Year Government Bond Futures	24	Short	Dec 2007	12,338
	U.S. Treasury 5-Year Note Futures	133	Short	Sep 2007	(442,640)
	U.S. Treasury 5-Year Note Futures	445	Short	Dec 2007	12,732
	U.S. Treasury 10-Year Note Futures	322	Short	Sep 2007	(541,235)
	U.S. Treasury 10-Year Note Futures	699	Short	Dec 2007	(360,425)
	U.S. Treasury 30-Year Bond Futures	859	Short	Dec 2007	52,203

					($1,086,407)

Small Cap Index	Russell 2000 Index Futures	17	Long	Sep 2007	$57,256

					$57,256

Spectrum Income	U.S. Treasury 5-Year Note Futures	24	Long	Dec 2007	($188)
	U.S. Treasury 10-Year Note Futures	3	Long	Dec 2007	1,575
	10-Year Canada Government Bond Futures	18	Short	Dec 2007	18,066
	U.K. Treasury Bond Futures	9	Short	Dec 2007	2,360
	U.S. Treasury 2-Year Note Futures	26	Short	Dec 2007	6,755
	U.S. Treasury 10-Year Note Futures	21	Short	Dec 2007	3,652

					$32,220

Strategic Bond	3-Month Euribor Futures	870	Long	Sep 2007	($1,504,117)
	3-Month LIBOR Futures	20	Long	Sep 2007	(26,106)
	3-Month LIBOR Futures	34	Long	Sep 2007	(326)
	3-Month LIBOR Futures	34	Long	Sep 2007	(58,975)
	3-Month LIBOR Futures	90	Long	Mar 2008	41,538
	10-Year German Euro-BUND Futures	8	Long	Sep 2007	8,348
	Canadian Dollar Futures	120	Long	Sep 2007	69,930
	Euro Currency Futures	41	Long	Sep 2007	44,895
	Eurodollar Futures	65	Long	Sep 2007	(52,975)
	Eurodollar Futures	166	Long	Dec 2007	55,445
	Eurodollar Futures	161	Long	Mar 2008	239,608
	Australian Dollar Futures	15	Short	Sep 2007	32,510
	British Pound Futures	18	Short	Sep 2007	(50,265)
	U.S. Treasury 5-Year Note Futures	11	Short	Sep 2007	3,898
	U.S. Treasury 5-Year Note Futures	365	Short	Dec 2007	(49,864)
	U.S. Treasury 10-Year Note Futures	105	Short	Sep 2007	(250,384)
	U.S. Treasury 10-Year Note Futures	387	Short	Dec 2007	(140,107)
	U.S. Treasury 30-Year Bond Futures	77	Short	Dec 2007	(54,752)

					($1,691,699)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
					Unrealized
Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Appreciation (Depreciation)

Total Return	90-Day LIBOR Futures	112	Long	Mar 2008	$12,806
	90-Day LIBOR Futures	433	Long	Jun 2008	(264,156)
	90-Day LIBOR Futures	473	Long	Sep 2008	(52,506)
	90-Day LIBOR Futures	166	Long	Dec 2008	80,166
	90-Day LIBOR Futures	254	Long	Mar 2009	62,755
	90-Day LIBOR Futures	93	Long	Jun 2009	29,697
	Euribor Futures	307	Long	Mar 2008	(84,729)
	Euribor Futures	346	Long	Jun 2008	(107,767)
	Euribor Futures	277	Long	Sep 2008	205,301
	Euribor Futures	145	Long	Dec 2008	9,486
	Euribor Futures	28	Long	Mar 2009	33,895
	Euribor Futures	35	Long	Jun 2009	39,027
	Eurodollar Futures	3,377	Long	Mar 2008	1,358,762
	Eurodollar Futures	2,977	Long	Jun 2008	1,400,450
	Eurodollar Futures	1,354	Long	Sep 2008	1,887,188
	Eurodollar Futures	1,864	Long	Dec 2008	2,521,213
	Eurodollar Futures	86	Long	Mar 2009	24,138
	Eurodollar Futures	7	Long	Jun 2009	10,675
	Euroyen Futures	237	Long	Dec 2007	44,837
	U.S. Treasury 10-Year Note Futures	82	Short	Sep 2007	(126,281)

					$7,084,957

U.S. Government Securities	Eurodollar Futures	102	Long	Jun 2008	$65,790
	U.S. Treasury 2-Year Note Futures	80	Long	Dec 2007	11,225
	U.S. Treasury 5-Year Note Futures	455	Long	Dec 2007	184,381
	U.S. Treasury 10-Year Note Futures	83	Short	Sep 2007	(203,697)
	U.S. Treasury 10-Year Note Futures	313	Short	Dec 2007	(132,479)
	U.S. Treasury 30-Year Bond Futures	9	Short	Dec 2007	(6,662)

					($81,442)

U.S. Multi Sector	S&P 500 Index Futures	115	Long	Sep 2007	($312,388)

					($312,388)

Swap Contracts All Funds may enter into various forms of swap arrangement with counterparties with respect to interest rate swaps, currency swaps or credit default swaps as described below. Interest rate swaps involve the exchange of commitments to pay or receive interest of one instrument for that of another instrument (for example, an exchange of floating-rate payments for fixed-rate payments with respect to a notional principal amount). The Funds settle accrued net receivable or payable balances under the swap contracts on a periodic basis. Net upfront payments received (paid) by the Funds are included as part of unrealized appreciation/depreciation on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain or loss on the Statement of Operations. The Funds record changes in the value of the swaps as unrealized gains or losses on swap contracts.

Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Funds had the following interest rate swap contracts open at August 31, 2007:

							Unrealized
				Payments Made	Payments Received	Termination	Appreciation
Fund	Counterparty	Notional Amount	Currency	By Fund	By Fund	Date	(Depreciation)

Global Bond
	Bank of America N.A.	207,800,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	$632,896
	Barclays Capital PLC	10,910,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(152,769)
	Barclays Capital PLC	30,900,000	EUR	6 Month EURIBOR	Fixed 4.00%	Sep 2009	(405,923)
	Barclays Capital PLC	1,000,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(61,990)
	Barclays Capital PLC	14,400,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	687,671

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

							Unrealized
				Payments Made	Payments Received	Termination	Appreciation
Fund	Counterparty	Notional Amount	Currency	By Fund	By Fund	Date	(Depreciation)

	Barclays Capital PLC	2,700,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	($265,613)
	Barclays Capital PLC	12,700,000	GBP	Fixed 4.50%	6 Month LIBOR	Sep 2017	171,161
	Barclays Capital PLC	23,700,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	414,828
	Barclays Capital PLC	1,130,000,000	JPY	Fixed 2.50%	6 Month LIBOR	Dec 2027	(284,653)
	Barclays Capital PLC	14,000,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	1,114,871
	Citibank N.A.	25,100,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2012	63,704
	Citibank N.A.	2,000,000	CAD	Fixed 5.00%	3 Month BA-CDOR	Jun 2015	(9,892)
	Citibank N.A.	2,200,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(216,425)
	Citibank N.A.	5,500,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	12,823
	Citibank N.A.	13,500,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.90%	Sep 2016	46,277
	Citibank N.A.	9,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.84%	Sep 2016	27,780
	Citibank N.A.	34,800,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(32,017)
	Credit Suisse International	23,500,000	EUR	6 Month EURIBOR	Fixed 5.00%	Sep 2012	649,129
	Credit Suisse International	1,000,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	129,971
	Deutsche Bank AG	5,500,000	USD	CMS	Floating 0.288%	Dec 2007	143,200
	Deutsche Bank AG	19,490,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	159,608
	Deutsche Bank AG	47,300,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(662,327)
	Deutsche Bank AG	14,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(580,051)
	Deutsche Bank AG	111,200,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	338,682
	Deutsche Bank AG	68,100,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Jun 2010	113,955
	Deutsche Bank AG	6,600,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(408,105)
	Deutsche Bank AG	5,000,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Mar 2011	(82,782)
	Deutsche Bank AG	14,600,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	410,680
	Deutsche Bank AG	1,540,000,000	JPY	6 Month LIBOR	Fixed 1.50%	Jun 2012	98,111
	Deutsche Bank AG	46,700,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2012	118,525
	Deutsche Bank AG	25,300,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	1,208,227
	Deutsche Bank AG	20,100,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	90,430
	Deutsche Bank AG	1,100,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(108,213)
	Deutsche Bank AG	8,300,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	144,749
	Deutsche Bank AG	450,000,000	JPY	6 Month LIBOR	Fixed 3.00%	Jun 2027	27,672
	Deutsche Bank AG	1,400,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	111,487
	Deutsche Bank AG	2,300,000	GBP	Fixed 4.10%	6 Month LIBOR	Jun 2036	644,154
	Deutsche Bank AG	20,400,000	EUR	Fixed 5.00%	6 Month EURIBOR	Mar 2038	(854,059)
	HSBC Bank USA	18,200,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2012	(518,627)
	HSBC Bank USA	13,400,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	639,930
	HSBC Bank USA	600,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(59,025)
	HSBC Bank USA	10,500,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2017	385,965
	HSBC Bank USA	1,100,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	87,767
	JP Morgan Chase Bank	27,600,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	775,796
	JP Morgan Chase Bank	2,700,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(265,387)
	JP Morgan Chase Bank	2,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.84%	Sep 2016	6,145
	Lehman Brothers Special Financing, Inc.	19,800,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	945,569
	Lehman Brothers Special Financing, Inc.	4,800,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	84,016
	Lehman Brothers Special Financing, Inc.	5,300,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	688,847
	Merrill Lynch Capital Services, Inc.	9,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(580,677)
	Merrill Lynch Capital Services, Inc.	31,100,000	CAD	Fixed 5.00%	3 Month BA-CDOR	Jun 2017	(54,084)
	Merrill Lynch Capital Services, Inc.	11,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	25,685
	Morgan Stanley Capital Services, Inc.	2,700,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	22,111
	Morgan Stanley Capital Services, Inc.	2,130,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(29,826)
	Morgan Stanley Capital Services, Inc.	123,900,000	EUR	6 Month EURIBOR	Fixed 4.00%	Sep 2009	(1,627,635)
	Morgan Stanley Capital Services, Inc.	22,100,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(1,564,370)
	Morgan Stanley Capital Services, Inc.	5,900,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Dec 2010	(536,477)
	Morgan Stanley Capital Services, Inc.	1,070,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Mar 2011	(18,072)
	Morgan Stanley Capital Services, Inc.	1,500,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	42,163
	Morgan Stanley Capital Services, Inc.	1,220,000,000	JPY	6 Month LIBOR	Fixed 1.50%	Jun 2012	77,725
	Morgan Stanley Capital Services, Inc.	4,100,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2013	(1,138,683)
	Morgan Stanley Capital Services, Inc.	1,300,000,000	JPY	Fixed 1.98%	6 Month LIBOR	Sep 2016	(283,771)
	Morgan Stanley Capital Services, Inc.	2,000,000	EUR	Fixed 4.00%	6 Month EURIBOR	Jun 2017	135,272
	Morgan Stanley Capital Services, Inc.	13,800,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	241,546
	Morgan Stanley Capital Services, Inc.	13,700,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	1,780,605
	Morgan Stanley Capital Services, Inc.	700,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	55,695

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

							Unrealized
				Payments Made	Payments Received	Termination	Appreciation
Fund	Counterparty	Notional Amount	Currency	By Fund	By Fund	Date	(Depreciation)

	The Royal Bank of Scotland PLC	15,900,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2012	$40,354
	The Royal Bank of Scotland PLC	10,900,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	49,039
	The Royal Bank of Scotland PLC	6,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(639,437)
	The Royal Bank of Scotland PLC	60,000,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	1,050,198
	UBS AG	9,740,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	78,132
	UBS AG	23,310,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(326,402)
	UBS AG	9,000,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Mar 2011	(149,007)
	UBS AG	2,200,000,000	JPY	6 Month LIBOR	Fixed 1.50%	Jun 2012	140,158
	UBS AG	1,090,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2013	(292,839)
	UBS AG	460,000,000	JPY	6 Month LIBOR	Fixed 3.00%	Jun 2027	28,287

							$2,732,458

Real Return Bond
	Bank of America	2,000,000	CAD	Fixed 5.50%	3 Month BA-CDOR	Jun 2017	($10,964)
	Barclays Capital PLC	11,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(441,269)
	Barclays Capital PLC	12,900,000	AUD	6 Month BBSW	Fixed 7.00%	Dec 2009	11,292
	Barclays Capital PLC	13,709,159	BRL	CDI	Fixed 10.68%	Jan 2012	(341,008)
	Barclays Capital PLC	10,500,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	42,865
	Barclays Capital PLC	5,500,000	EUR	FRCPXTOB	Fixed 2.1375%	Jan 2016	57,307
	Barclays Capital PLC	10,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	24,210
	Barclays Capital PLC	1,430,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2016	(214,213)
	Barclays Capital PLC	1,600,000	AUD	Fixed 6.75%	6 Month BBSW	Dec 2017	11,743
	Barclays Capital PLC	100,000	EUR	Fixed 5.00%	6 Month EURIBOR	Mar 2018	(3,639)
	Barclays Capital PLC	4,500,000	GBP	Fixed 5.00%	6 Month LIBOR	Mar 2018	357,683
	Barclays Capital PLC	2,300,000	USD	3 Month LIBOR	Fixed 5.0%	Dec 2009	10,136
	Barclays Capital PLC	900,000	EUR	FRCPXTOB	Fixed 1.9475%	Mar 2012	(8,481)
	Barclays Capital PLC	700,000	EUR	FRCPXTOB	Fixed 1.98%	Apr 2012	(3,588)
	Barclays Capital PLC	8,600,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.33%	Feb 2017	99
	Barclays Capital PLC	4,200,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	334,461
	Barclays Capital PLC	200,000	EUR	FRCPXTOB	Fixed 1.96%	Apr 2012	(950)
	BNP Paribas	2,200,000	EUR	FRCPXTOB	Fixed 2.04%	Feb 2011	28,628
	BNP Paribas	1,400,000	EUR	FRCPXTOB	Fixed 1.9825%	Mar 2012	(2,461)
	BNP Paribas	3,600,000	EUR	FRCPXTOB	Fixed 1.9875%	Dec 2011	2,257
	Citibank N.A.	3,500,000	AUD	6 Month BBSW	Fixed 6.50%	Jan 2010	(19,606)
	Citibank N.A.	98,200,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(90,458)
	Credit Suisse International	5,600,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(352,894)
	Credit Suisse International	2,200,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	175,041
	Deutsche Bank	7,100,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2026	373,847
	Deutsche Bank AG	13,800,000	AUD	6 Month BBR-BBSW	Fixed 6.50%	Jan 2010	(71,697)
	Deutsche Bank AG	50,000,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Jun 2010	83,668
	Deutsche Bank AG	7,500,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2012	(19,035)
	Deutsche Bank AG	3,100,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	40,641
	Deutsche Bank AG	220,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2016	(32,956)
	Deutsche Bank AG	3,700,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2017	(64,762)
	Deutsche Bank AG	6,700,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2021	246,125
	Goldman Sachs Capital Markets, L.P.	2,400,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2009	10,577
	Goldman Sachs Capital Markets, L.P.	31,600,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(29,109)
	Goldman Sachs Capital Markets, L.P.	10,800,000	EUR	FRCPXTOB	Fixed 1.995%	Mar 2012	(4,148)
	Goldman Sachs Capital Markets, L.P.	500,000	EUR	FRCPXTOB	Fixed 1.96%	Mar 2012	(1,985)
	Goldman Sachs Capital Markets, L.P.	230,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2016	(34,454)
	Goldman Sachs Capital Markets, L.P.	1,300,000	EUR	FRCPXTOB	Fixed 1.97625%	Dec 2011	177
	Goldman Sachs Capital Markets, L.P.	3,200,000	GBP	Fixed 5.00%	6 Month LIBOR	Sep 2015	318,218
	HSBC Bank USA	1,500,000	GBP	Fixed 4.25%	6 Month LIBOR	Jun 2036	333,064
	JP Morgan Chase Bank	2,300,000	AUD	6 Month BBSW	Fixed 6.50%	Jan 2010	(11,015)
	JP Morgan Chase Bank	2,700,000	EUR	FRCPXTOB	Fixed 2.0275%	Oct 2011	24,583
	JP Morgan Chase Bank	2,800,000	EUR	FRCPXTOB	Fixed 1.9725%	Dec 2011	(4,957)
	JP Morgan Chase Bank	1,500,000	EUR	FRCPXTOB	Fixed 2.3525%	Oct 2016	4,711
	Merrill Lynch Capital Services, Inc.	50,200,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(46,244)
	Morgan Stanley Capital Services, Inc.	2,700,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(37,807)
	Morgan Stanley Capital Services, Inc.	13,600,000	AUD	6 Month BBSW	Fixed 7.00%	Dec 2009	11,905
	Morgan Stanley Capital Services, Inc.	2,500,729	BRL	CDI	Fixed 10.115%	Jan 2012	(93,422)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

							Unrealized
				Payments Made	Payments Received Termination Appreciation
Fund	Counterparty	Notional Amount	Currency	By Fund	By Fund	Date	(Depreciation)

	Morgan Stanley Capital Services, Inc.	20,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	($18,424)
	Morgan Stanley Capital Services, Inc.	1,700,000	AUD	Fixed 6.75%	6 Month BBSW	Dec 2017	12,477
	Morgan Stanley Capital Services, Inc.	2,300,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2037	(152,393)
	Royal Bank of Canada	1,400,000	AUD	6 Month BBSW	Fixed 6.50%	Jan 2010	(7,842)
	The Royal Bank of Scotland PLC	13,200,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	231,044
	The Royal Bank of Scotland PLC	6,600,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(415,542)
	The Royal Bank of Scotland PLC	300,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	(1,381)
	The Royal Bank of Scotland PLC	1,000,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	(5,117)
	The Royal Bank of Scotland PLC	9,900,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2012	(25,126)
	The Royal Bank of Scotland PLC	6,300,000	CAD	Fixed 5.50%	3 Month BA-CDOR	Jun 2017	(34,539)
	UBS AG	14,799,828	BRL	CDI	Fixed 10.575%	Jan 2012	(395,011)
	UBS AG	2,600,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2017	45,509
	UBS AG	126,000,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	383,758
	UBS AG	2,300,000	EUR	FRCPXTOB	Fixed 2.095%	Oct 2011	37,179
	UBS AG	1,600,000	EUR	FRCPXTOB	Fixed 2.35%	Oct 2016	3,594
	UBS AG	1,600,000	EUR	Fixed 2.275%	CPTFEMU	Oct 2016	7,285

							$227,587

Spectrum Income
	J.P. Morgan Chase	810,000,000	KRW	6 Month Libor	Fixed 5.290%	June 2012	$925
	J.P. Morgan Chase	232,000,000	KRW	6 Month Libor	Fixed 5.060%	June 2012	(2,244)
	State Street Corp.	593,000,000	KRW	6 Month Libor	Fixed 5.200%	June 2012	(1,819)
	State Street Corp.	592,000,000	KRW	6 Month Libor	Fixed 5.180%	June 2012	(2,372)

							($5,510)

Total Return
	Bank of America	3,500,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	$15,747
	Bank of America	1,600,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2017	(28,005)
	Barclays Capital PLC	9,700,000	GBP	6 Month LIBOR	Fixed 6.00%	Dec 2008	(27,034)
	Barclays Capital PLC	520,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(7,281)
	Barclays Capital PLC	5,400,000	GBP	6 Month LIBOR	Fixed 6.00%	Mar 2009	(3,768)
	Barclays Capital PLC	5,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(207,023)
	Barclays Capital PLC	5,131,099	BRL	CDI	Fixed 11.36%	Jan 2010	(34,183)
	Barclays Capital PLC	500,000	EUR	FRCPXTOB	Fixed 1.96%	Apr 2012	(2,375)
	Barclays Capital PLC	1,200,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	367,800
	Citibank N.A.	4,200,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2012	(10,660)
	Citibank N.A.	4,700,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(4,328)
	Credit Suisse International	1,100,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(15,495)
	Deutsche Bank	3,720,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	30,464
	Deutsche Bank	5,800,000	GBP	6 Month LIBOR	Fixed 6.00%	Dec 2008	(16,165)
	Deutsche Bank	830,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(11,622)
	Deutsche Bank	10,600,000	EUR	6 Month EURIBOR	Fixed 5.00%	Dec 2009	141,490
	Deutsche Bank	7,400,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	186,732
	Deutsche Bank	4,000,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	17,996
	Deutsche Bank	2,500,000	EUR	Fixed 5.00%	6 Month EURIBOR	Dec 2017	(93,707)
	Deutsche Bank	4,300,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	1,317,885
	HSBC Bank USA	2,100,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	643,522
	Merrill Lynch Capital Services, Inc.	1,729,771	BRL	CDI	Fixed 12.948%	Jan 2010	19,572
	Merrill Lynch Capital Services, Inc.	4,731,201	BRL	CDI	Fixed 11.43%	Jan 2010	(27,654)
	Merrill Lynch Capital Services, Inc.	4,710,857	BRL	CDI	Fixed 11.98%	Jan 2012	6,673
	Merrill Lynch Capital Services, Inc.	400,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	31,853
	Morgan Stanley Capital Services, Inc.	4,226,484	BRL	CDI	Fixed 12.78%	Jan 2010	37,340
	Morgan Stanley Capital Services, Inc.	5,800,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2012	(14,720)
	Morgan Stanley Capital Services, Inc.	7,500,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2037	(496,933)
	Royal Bank of Scotland	5,100,000	GBP	6 Month LIBOR	Fixed 6.00%	Mar 2009	(3,559)
	Royal Bank of Scotland	2,000,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	(9,205)
	Royal Bank of Scotland	3,400,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	(17,399)
	Royal Bank of Scotland	12,700,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2012	(32,233)
	Royal Bank of Scotland	3,500,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2014	15,747
	Royal Bank of Scotland	12,200,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2017	(213,540)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

							Unrealized
				Payments Made	Payments Received	Termination	Appreciation
Fund	Counterparty	Notional Amount	Currency	By Fund	By Fund	Date	(Depreciation)

	Royal Bank of Scotland	3,300,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	$1,011,322
	Royal Bank of Scotland	14,700,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2037	(973,988)
	UBS AG	8,800,000,000	JPY	3 Month LIBOR	Fixed 1.00%	Mar 2008	51,310
	UBS AG	270,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	2,166
	UBS AG	7,420,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(103,900)
	UBS AG	7,109,088	BRL	CDI	Fixed 10.575%	Jan 2012	(189,743)

							$1,353,099

The Funds had the following cross-currency swap contracts open at August 31, 2007:

					Notional Amount	Notional Amount	Unrealized
					of Currency	of Currency	Appreciation
Fund	Counterparty	Receive	Pay *	Expiration Date	Received	Delivered	(Depreciation)

Global Bond	UBS AG	Floating rate equal to	Floating rate equal to
		3 Month JPY-LIBOR	3 Month USD-LIBOR
		based on the	based on the
		notional amount of	notional amount of
		currency delivered	the currency received	Sep 2009	$279,000,000	JPY 32,922,000,000	$5,338,050

* At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The Funds had the following credit default swap contracts open at August 31, 2007:

								Unrealized
			Notional		Buy/Sell	(Pay)/Received	Termination	Appreciation
Fund	Counterparty	Issuer	Amount	Currency	Protection†	Fixed Rate	Date	(Depreciation)

Global Bond
	Bank of America N.A.	D.R. Horton, Inc.	800,000	USD	Buy	(0.890)%	Jun 2011	$63,063
	Bank of America N.A.	Consumers Energy Company	900,000	USD	Buy	(0.090)%	Mar 2012	6,437
	Bank of America N.A.	GlobalSantafe Corporation	1,100,000	USD	Buy	(0.455)%	Jun 2012	(15,119)
	Bank of America N.A.	GlobalSantafe Corporation	300,000	USD	Buy	(0.462)%	Jun 2012	(4,234)
	Bank of America N.A.	Loews Corporation	300,000	USD	Buy	(0.120)%	Jun 2012	2,008
	Bank of America N.A.	Nabors Industries, Inc.	500,000	USD	Buy	(0.452)%	Jun 2012	(3,125)
	Bank of America N.A.	Nabors Industries, Inc.	300,000	USD	Buy	(0.459)%	Jun 2012	(1,896)
	Bank of America N.A.	Noble Corporation	300,000	USD	Buy	(0.542)%	Jun 2012	(2,048)
	Bank of America N.A.	CDX.NA.IG.7	5,600,000	USD	Buy	(0.650)%	Dec 2016	94,908
	Bank of America N.A.	Autozone, Inc.	1,000,000	USD	Buy	(0.600)%	Jun 2017	10,440
	Bank of America N.A.	CDX.NA.IG.8	7,200,000	USD	Buy	(0.600)%	Jun 2017	152,886
	Bank of America N.A.	D.R. Horton, Inc.	300,000	USD	Buy	(1.600)%	Jun 2017	38,304
	Bank of America N.A.	Diamond Offshore Drilling, Inc.	1,300,000	USD	Buy	(0.482)%	Jun 2017	(453)
	Bank of America N.A.	Pulte Homes, Inc.	300,000	USD	Buy	(1.630)%	Jun 2017	37,818
	Bank of America N.A.	Transocean	500,000	USD	Buy	(0.539)%	Jun 2017	3,712
	Barclays Capital PLC	XL Capital LTD	700,000	USD	Buy	(0.310)%	Mar 2012	9,578
	Barclays Capital PLC	American Electric Power Compay, Inc.	500,000	USD	Buy	(0.100)%	Jun 2012	6,944
	Barclays Capital PLC	CDX.NA.HY.8	3,000,000	USD	Sell	0.483%	Jun 2012	(46,026)
	Barclays Capital PLC	CDX.NA.HY.8	800,000	USD	Buy	(2.750)%	Jun 2012	35,541
	Barclays Capital PLC	CDX.NA.HY.8	1,600,000	USD	Sell	2.750%	Jun 2012	(71,082)
	Barclays Capital PLC	Noble Corporation	200,000	USD	Buy	(0.530)%	Jun 2012	(1,199)
	Barclays Capital PLC	Wyeth	800,000	USD	Buy	(0.100)%	Jun 2012	6,223
	Barclays Capital PLC	CDX.NA.IG.7	900,000	USD	Buy	(0.650)%	Dec 2016	15,253
	Barclays Capital PLC	Dow Jones iTraxx Eurpo HI4	1,900,000	EUR	Buy	(0.850)%	Dec 2016	5,729
	Barclays Capital PLC	CDX.NA.IG.8	5,000,000	USD	Buy	(0.600)%	Jun 2017	106,206
	Barclays Capital PLC	CDX.NA.IG.8	22,100,000	USD	Buy	(0.600)%	Jun 2017	435,175
	Barclays Capital PLC	Diamond Offshore Drilling, Inc.	300,000	USD	Buy	(0.470)%	Jun 2017	239
	Bear Stearns International, LTD.	CNA Financial Corporation	500,000	USD	Buy	(0.440)%	Sep 2011	3,751
	Bear Stearns International, LTD.	H.J. Heinz Finance Corporation	600,000	USD	Buy	(0.370)%	Mar 2012	(2,111)
	Bear Stearns International, LTD.	Diamond Offshore Drilling, Inc.	300,000	USD	Buy	(0.230)%	Jun 2012	(18)
	Bear Stearns International, LTD.	Weyerhaeuser Company	2,000,000	USD	Buy	(0.550)%	Jun 2012	12,246
	Bear Stearns International, LTD.	Nisource Finance Corporation	200,000	USD	Buy	(0.620)%	Sep 2014	1,039
	Bear Stearns International, LTD.	Loews Corporation	200,000	USD	Buy	(0.330)%	Mar 2016	1,371
	Bear Stearns International, LTD.	CDX.NA.IG.8	27,000,000	USD	Buy	(0.600)%	Jun 2017	573,326

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

								Unrealized
			Notional		Buy/Sell	(Pay)/Received	Termination	Appreciation
Fund	Counterparty	Issuer	Amount	Currency	Protection†	Fixed Rate	Date	(Depreciation)

	BNP Paribas	Dow Jones iTraxx Eurpo HI4	1,500,000	EUR	Buy	(0.850)%	Dec 2016	$4,523
	Citibank N.A.	Newell Rubbermaid, Inc.	600,000	USD	Buy	(0.130)%	Jun 2010	1,408
	Citibank N.A.	Sara Lee Corporation	500,000	USD	Buy	(0.330)%	Sep 2011	(1,438)
	Citibank N.A.	CDX.NA.HY.8	800,000	USD	Sell	3.297%	Jun 2012	38,885
	Citibank N.A.	CDX.NA.HY.8	5,000,000	USD	Sell	1.106%	Jun 2012	75,890
	Citibank N.A.	CDX.NA.HY.8 25-35%	7,500,000	USD	Sell	2.170%	Jun 2012	(8,328)
	Citibank N.A.	Autozone, Inc.	500,000	USD	Buy	(0.680)%	Dec 2012	(6,352)
	Credit Suisse International	Johnson Controls, Inc.	600,000	USD	Buy	(0.240)%	Mar 2011	(1,527)
	Credit Suisse International	Noble Corp.	200,000	USD	Buy	(0.530)%	Jun 2012	(1,199)
	Credit Suisse International	Sealed Air Corporation	700,000	USD	Buy	(0.500)%	Sep 2013	16,046
	Deutsche Bank AG	Softbank Corporation	165,000,000	JPY	Sell	2.300%	Sep 2007	7,740
	Deutsche Bank AG	Bear Stearns Co.	1,000,000	USD	Sell	0.160%	Jun 2008	(7,488)
	Deutsche Bank AG	Merrill Lynch	700,000	USD	Sell	0.140%	Jun 2008	(1,953)
	Deutsche Bank AG	J.C. Penney Company, Inc.	800,000	USD	Buy	(0.270)%	Mar 2010	1,673
	Deutsche Bank AG	Nationwide Health Properties, Inc.	600,000	USD	Buy	(0.620)%	Sep 2011	(90)
	Deutsche Bank AG	Nabors Industries, Inc.	200,000	USD	Buy	(0.470)%	Jun 2012	(1,363)
	Deutsche Bank AG	Ace Limited	300,000	USD	Buy	(0.390)%	Jun 2014	2,012
	Deutsche Bank AG	Tate & Lyle Public Limited Company	300,000	USD	Buy	(0.510)%	Dec 2014	7,248
	Deutsche Bank AG	Dow Jones iTraxx Eurpo HI4	1,900,000	EUR	Buy	(0.850)%	Dec 2016	5,729
	Deutsche Bank AG	CDX.NA.IG.8	9,400,000	USD	Buy	(0.600)%	Jun 2017	199,602
	HSBC Bank USA	Russian Federation	1,800,000	USD	Sell	0.240%	Feb 2008	(1,975)
	HSBC Bank USA	Dow Jones iTraxx Eurpo HI4	500,000	EUR	Buy	(0.850)%	Dec 2016	1,508
	JP Morgan Chase Bank	Federative Republic of Brazil	2,700,000	USD	Sell	1.350%	Aug 2011	45,954
	JP Morgan Chase Bank	CNA Financial Corporation	600,000	USD	Buy	(0.440)%	Sep 2011	4,501
	JP Morgan Chase Bank	Sabre Holdings Corporation	700,000	USD	Buy	(0.930)%	Sep 2011	64,756
	JP Morgan Chase Bank	CDX.NA.IG.7	3,300,000	USD	Buy	(0.650)%	Dec 2016	55,927
	JP Morgan Chase Bank	Dow Jones iTraxx Eurpo HI4	300,000	EUR	Buy	(0.850)%	Dec 2016	908
	Lehman Brothers
	Special Financing, Inc.	Ford Motor Credit Company	700,000	USD	Buy	(2.310)%	Jun 2010	41,666
	Lehman Brothers
	Special Financing, Inc.	Alcan, Inc.	700,000	USD	Buy	(0.140)%	Mar 2011	785
	Lehman Brothers
	Special Financing, Inc.	Federative Republic of Brazil	2,000,000	USD	Sell	1.370%	Aug 2011	35,836
	Lehman Brothers
	Special Financing, Inc.	Federative Republic of Brazil	5,000,000	USD	Sell	1.280%	Aug 2011	73,420
	Lehman Brothers
	Special Financing, Inc.	Federative Republic of Brazil	3,100,000	USD	Sell	1.350%	Aug 2011	53,289
	Lehman Brothers
	Special Financing, Inc.	CVS Corporation	700,000	USD	Buy	(0.210)%	Sep 2011	3,056
	Lehman Brothers
	Special Financing, Inc.	CDX.NA.HY.8	800,000	USD	Sell	2.750%	Jun 2012	(35,541)
	Lehman Brothers
	Special Financing, Inc.	CDX.NA.HY.8	1,400,000	USD	Sell	3.920%	Jun 2012	106,531
	Lehman Brothers
	Special Financing, Inc.	GMAC LLC	1,400,000	USD	Sell	4.900%	Sep 2012	(44,275)
	Lehman Brothers
	Special Financing, Inc.	Bellsouth Corporation	600,000	USD	Buy	(0.330)%	Sep 2014	10
	Lehman Brothers
	Special Financing, Inc.	CDX.NA.IG.7	6,000,000	USD	Buy	(0.650)%	Dec 2016	101,687
	Lehman Brothers
	Special Financing, Inc.	Meadwestvaco Corporation	600,000	USD	Buy	(1.019)%	Jun 2017	6,318
	Merrill Lynch International	Xerox Corp.	800,000	USD	Buy	(0.130)%	Jan 2009	(741)
	Merrill Lynch International	Boston Scientific Corporation	700,000	USD	Buy	(0.510)%	Jun 2011	30,930
	Merrill Lynch International	GMAC LLC	1,700,000	USD	Buy	(1.290)%	Jun 2011	197,522
	Merrill Lynch International	Federative Republic of Brazil	4,000,000	USD	Sell	1.340%	Aug 2011	67,361
	Merrill Lynch International	CDX.NA.HY.8	1,600,000	USD	Buy	(2.750)%	Jun 2012	80,116
	Merrill Lynch International	CDX.NA.HY.8	800,000	USD	Sell	0.910%	Jun 2012	3,027
	Merrill Lynch International	CDX.NA.HY.8	3,200,000	USD	Sell	0.706%	Jun 2012	(17,131)
	Merrill Lynch International	CDX.NA.HY.8 25-35%	1,900,000	USD	Sell	3.884%	Jun 2012	141,560
	Merrill Lynch International	CDX.NA.IG.8	109,400,000	USD	Buy	(0.350)%	Jun 2012	1,442,157

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

								Unrealized
			Notional		Buy/Sell	(Pay)/Received	Termination	Appreciation
Fund	Counterparty	Issuer	Amount	Currency	Protection†	Fixed Rate	Date	(Depreciation)

	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	4,100,000	USD	Sell	1.380%	Aug 2011	$74,938
	Morgan Stanley Capital Services, Inc.	Lockheed Martin Corporation	700,000	USD	Buy	(0.089)%	Jun 2012	4,836
	Royal Bank of Canada	Daimlerchrysler AG	600,000	USD	Buy	(0.350)%	Jun 2009	(1,532)
	Royal Bank of Canada	JP Morgan Chase & Company	600,000	USD	Buy	(0.310)%	Mar 2016	14,500
	The Royal Bank of Scotland PLC	Daimlerchrysler AG	300,000	USD	Buy	(0.620)%	Sep 2011	(3,361)
	The Royal Bank of Scotland PLC	Glitnir Banki HF	600,000	USD	Buy	(0.290)%	Mar 2012	12,490
	The Royal Bank of Scotland PLC	Glitnir Banki HF	700,000	USD	Buy	(0.290)%	Mar 2012	14,571
	The Royal Bank of Scotland PLC	Morgan Stanley	600,000	USD	Buy	(0.320)%	Dec 2016	18,059
	UBS AG (Union Bank of Switzerland)	American International Group, Inc.	1,500,000	USD	Sell	0.070%	Jun 2008	(2,982)
	UBS AG (Union Bank of Switzerland)	Capital One Financial Corporation	600,000	USD	Buy	(0.350)%	Sep 2011	15,777
	UBS AG (Union Bank of Switzerland)	BAE Systems PLC	700,000	USD	Buy	(0.140)%	Dec 2011	4,189
	UBS AG (Union Bank of Switzerland)	Goldman Sachs Group, Inc.	1,300,000	USD	Buy	(0.310)%	Jun 2016	38,475
	UBS AG (Union Bank of Switzerland)	CDX.NA.IG.7	3,200,000	USD	Buy	(0.650)%	Dec 2016	54,233
	UBS AG (Union Bank of Switzerland)	D.R. Horton, Inc.	600,000	USD	Buy	(1.540)%	Jun 2017	79,024
	UBS AG (Union Bank of Switzerland)	Meadwestvaco Corporation	1,300,000	USD	Buy	(1.060)%	Jun 2017	16,270
	UBS AG (Union Bank of Switzerland)	Pulte Homes, Inc.	1,600,000	USD	Buy	(1.560)%	Jun 2017	209,138
	Wachovia Bank N.A.	Global Santafe Corporation	200,000	USD	Buy	(0.530)%	Jun 2012	(3,385)
	Wachovia Bank N.A.	GlobalSantafe Corporation	400,000	USD	Buy	(0.520)%	Jun 2012	(6,591)

								$4,803,715

Real Return Bond
	Bank of America	CDX.NA.HY.8	1,690,000	USD	Sell	2.750%	Jun 2012	($72,371)
	Bank of America	CDX.NA.HY.8	1,700,000	USD	Sell	2.750%	Jun 2012	(75,524)
	Bank of America	CDX.NA.HY.8	5,400,000	USD	Buy	(2.750)%	Jun 2012	239,815
	Bank of America	GMAC	600,000	USD	Sell	7.000%	Sep 2012	17,547
	Barclays Capital PLC	Panama	2,100,000	USD	Sell	0.300%	Dec 2008	(5,304)
	Barclays Capital PLC	Peru	1,100,000	USD	Sell	0.350%	Dec 2008	(1,697)
	Barclays Capital PLC	Russian Federation	1,100,000	USD	Sell	0.330%	Dec 2008	(3,118)
	Barclays Capital PLC	Ukraine	1,100,000	USD	Sell	0.780%	Dec 2008	(264)
	Barclays Capital PLC	Ford Motor Credit	500,000	USD	Sell	3.800%	Sep 2012	(22,399)
	Barclays Capital PLC	GMAC	200,000	USD	Sell	3.050%	Sep 2012	(16,931)
	Barclays Capital PLC	Goldman Sachs	600,000	USD	Sell	0.770%	Sep 2012	763
	Barclays Capital PLC	Lehman Brothers	600,000	USD	Sell	0.710%	Sep 2012	(14,352)
	Bear Stearns International, LTD.	CDX.NA.HY.8	600,000	USD	Buy	(2.750)%	Jun 2012	25,694
	Bear Stearns International, LTD.	CDX.NA.HY.8	2,400,000	USD	Sell	2.750%	Jun 2012	(106,623)
	Bear Stearns International, LTD.	Capital One Financial	1,000,000	USD	Buy	(1.210)%	Sep 2012	(101)
	BNP Paribas	Lehman Brothers	300,000	USD	Sell	1.120%	Sep 2012	(2,284)
	BNP Paribas	Lehman Brothers	300,000	USD	Sell	1.200%	Sep 2012	(3,183)
	Citibank N.A.	Bear Stearns	1,100,000	USD	Sell	0.720%	Sep 2012	(28,106)
	Citibank N.A.	Lehman Brothers	500,000	USD	Sell	0.650%	Sep 2012	(13,177)
	Credit Suisse International	Chesapeake Energy	200,000	USD	Sell	1.040%	Jun 2012	(5,806)
	Credit Suisse International	Chesapeake Energy	200,000	USD	Sell	1.010%	Jun 2012	(6,064)
	Credit Suisse International	Chesapeake Energy	200,000	USD	Sell	0.970%	Jun 2012	(6,409)
	Credit Suisse International	Chesapeake Energy	1,000,000	USD	Sell	1.010%	Jun 2012	(30,324)
	Deutsche Bank AG	GMAC	200,000	USD	Buy	(4.250)%	Sep 2008	2,861
	Deutsche Bank AG	Indonesia	2,200,000	USD	Sell	0.510%	Dec 2008	(8,959)
	Deutsche Bank AG	Russian Federation	1,000,000	USD	Sell	0.325%	Dec 2008	(2,919)
	Deutsche Bank AG	Ukraine	1,000,000	USD	Sell	0.790%	Dec 2008	(93)
	Goldman Sachs International	GMAC	4,800,000	USD	Buy	(5.050)%	Sep 2008	31,502
	Goldman Sachs International	GMAC	4,800,000	USD	Sell	5.350%	Sep 2012	(92,884)
	Goldman Sachs International	GMAC	900,000	USD	Sell	3.050%	Sep 2012	(76,191)
	HSBC Bank USA	Russian Federation	1,000,000	USD	Sell	0.240%	Feb 2008	(1,099)
	HSBC Bank USA	Russian Federation	1,000,000	USD	Sell	0.280%	Nov 2007	534
	JP Morgan Chase Bank	CDX.NA.HY.8	2,500,000	USD	Sell	2.750%	Jun 2012	(110,763)
	Lehman Brothers
	Special Financing Inc.	Peru	1,000,000	USD	Sell	0.370%	Dec 2008	(1,249)
	Lehman Brothers
	Special Financing Inc.	CDX.NA.HY.8	1,800,000	USD	Sell	2.300%	Jun 2012	11,339
	Lehman Brothers
	Special Financing Inc.	CDX.NA.HY.8	1,300,000	USD	Sell	2.440%	Jun 2012	16,217

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

								Unrealized
			Notional		Buy/Sell	(Pay)/Received	Termination	Appreciation
Fund	Counterparty	Issuer	Amount	Currency	Protection†	Fixed Rate	Date	(Depreciation)

	Lehman Brothers
	Special Financing Inc.	CDX.NA.HY.8	1,690,000	USD	Buy	(2.750)%	Jun 2012	$72,234
	Merrill Lynch International	CDX.NA.HY.8	1,950,000	USD	Sell	2.460%	Jun 2012	25,887
	Morgan Stanley Capital Services	GMAC	500,000	USD	Sell	6.850%	Jun 2012	12,269
	Morgan Stanley Capital Services	Ford Motor Credit	700,000	USD	Sell	3.800%	Sep 2012	(31,360)
	Morgan Stanley Capital Services	Goldman Sachs	700,000	USD	Sell	0.750%	Sep 2012	266
	The Royal Bank of Scotland	Lehman Brothers	600,000	USD	Sell	0.660%	Sep 2012	(15,594)
	UBS AG	CDX.NA.HY.8	1,300,000	USD	Sell	2.750%	Jun 2012	(57,754)
	UBS AG	GMAC	900,000	USD	Buy	(4.850)%	Sep 2012	30,579
	UBS AG	Lehman Brothers	500,000	USD	Sell	0.690%	Sep 2012	(12,404)
	UBS AG	ABX.HE.AA	250,000	USD	Sell	0.170%	May 2046	(46,024)

								($383,823)

Spectrum Income
	J.P. Morgan Chase	Beidelberg Cement AG	60,000	EUR	Sell	0.380%	June 2012	$1,761
	J.P. Morgan Chase	Compagnie St Gobain	60,000	EUR	Buy	(0.240%)	June 2012	840
	J.P. Morgan Chase	Fiat FIN	50,000	EUR	Sell	0.580%	June 2012	(347)
	J.P. Morgan Chase	Holcim LTD	60,000	EUR	Buy	(0.240%)	June 2012	563
	J.P. Morgan Chase	Itraxx Ser	140,000	EUR	Sell	0.400%	June 2012	(831)
	J.P. Morgan Chase	Kelda Group	100,000	EUR	Buy	(0.240%)	June 2012	(227)
	J.P. Morgan Chase	Telia AB	100,000	EUR	Buy	(0.300%)	June 2012	281
	J.P. Morgan Chase	United Utilities	100,000	EUR	Buy	(0.240%)	June 2012	279

								$2,319

Total Return
	Bank of America	CDX.NA.IG.8	2,800,000	USD	Sell	0.350%	Jun 2012	($36,900)
	Bank of America	CDX.NA.IG.8	5,200,000	USD	Sell	0.600%	Jun 2017	(110,418)
	Bank of America	CDX.NA.HY.8	1,700,000	USD	Sell	2.750%	Jun 2012	(80,558)
	Barclays Capital PLC	CDX.NA.IG.8	4,500,000	USD	Sell	0.350%	Jun 2012	(59,303)
	Barclays Capital PLC	GMAC SP	2,500,000	USD	Sell	3.650%	Sep 2012	(168,987)
	Barclays Capital PLC	Ford Motor Credit	2,500,000	USD	Sell	4.150%	Sep 2012	(85,745)
	Barclays Capital PLC	GMAC SP	1,300,000	USD	Sell	4.800%	Sep 2012	(45,518)
	Citibank N.A.	CDX.NA.HY.8	600,000	USD	Buy	(2.750)%	Jun 2012	26,656
	Citibank N.A.	CDX.NA.HY 35-100%	6,000,000	USD	Sell	0.360%	Jun 2012	(126,452)
	Citibank N.A.	CDX.NA.HY 35-100%	5,000,000	USD	Sell	0.360%	Jun 2012	(104,256)
	Citibank N.A.	CDX.NA.HY 35-100%	1,400,000	USD	Sell	0.400%	Jun 2012	(26,620)
	Citibank N.A.	CDX.NA.HY 25-35%	700,000	USD	Sell	2.140%	Jun 2012	(1,584)
	Citibank N.A.	CDX.NA.HY 25-35%	600,000	USD	Sell	2.180%	Jun 2012	(431)
	Credit Suisse	Ford Motor Credit	300,000	USD	Sell	0.950%	Dec 2007	(1,459)
	Credit Suisse International	CDX.NA.IG.8	3,100,000	USD	Sell	0.350%	Jun 2012	(40,853)
	Credit Suisse International	CDX.NA.HY.8	1,100,000	USD	Sell	2.750%	Jun 2012	(48,869)
	Deutche Bank	Panama SP	900,000	USD	Sell	0.250%	Dec 2008	(2,935)
	Deutche Bank	Russian Federation	3,000,000	USD	Sell	0.260%	Dec 2007	27
	Deutche Bank	SoftBank Corporation	92,000,000	JPY	Sell	2.300%	Sep 2007	4,316
	Deutche Bank	Ford Motor Credit	1,000,000	USD	Sell	5.650%	Sep 2012	12,401
	Deutsche Bank	CDX.NA.IG.8	2,100,000	USD	Buy	(0.600)%	Jun 2017	44,592
	HSBC Bank USA	Ukraine SP	4,200,000	USD	Sell	0.730%	Apr 2009	(7,846)
	JP Morgan	Gazprom SP	8,700,000	USD	Sell	0.415%	Nov 2007	11,601
	Lehman Brothers	Brazil SP	6,100,000	USD	Sell	0.240%	Nov 2007	3,239
	Lehman Brothers	CDX.NA.IG.8	400,000	USD	Sell	0.600%	Jun 2017	(8,494)
	Lehman Brothers	Ukraine SP	2,000,000	USD	Sell	0.700%	Dec 2008	(2,774)
	Lehman Brothers	Ford Motor Credit	300,000	USD	Sell	0.950%	Dec 2007	(1,459)
	Lehman Brothers	Ford Motor Credit	300,000	USD	Sell	0.950%	Dec 2007	(2,187)
	Lehman Brothers	Brazil SP	10,300,000	USD	Sell	1.120%	Nov 2011	109,466
	Lehman Brothers	CDX.NA.XO.8	500,000	USD	Sell	1.400%	Jun 2012	(18,676)
	Lehman Brothers	CDX.NA.HY.8	300,000	USD	Sell	2.750%	Jun 2012	(13,327)
	Merrill Lynch International	CDX.NA.IG.8	5,200,000	USD	Sell	0.350%	Jun 2012	(63,847)
	Merrill Lynch International	CDX.NA.HY 25-35%	1,300,000	USD	Sell	1.830%	Jun 2012	(20,777)
	Merrill Lynch International	GMAC SP	3,200,000	USD	Sell	1.850%	Sep 2009	(208,501)
	Merrill Lynch International	CDX.NA.HY.8	600,000	USD	Sell	2.750%	Jun 2012	(26,656)
	Morgan Stanley	Russia SP	3,400,000	USD	Sell	0.795%	Aug 2012	(2,078)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

								Unrealized
			Notional		Buy/Sell	(Pay)/Received	Termination	Appreciation
Fund	Counterparty	Issuer	Amount	Currency	Protection†	Fixed Rate	Date	(Depreciation)

	Morgan Stanley	Federative Republic of Brazil SP	900,000	USD	Sell	1.660%	Mar 2013	$29,459
	Morgan Stanley	CDX.NA.HY.8	1,300,000	USD	Sell	2.080%	Jun 2012	(6,611)
	Royal Bank of Scotland	Indonesia SP	2,000,000	USD	Sell	0.450%	Jun 2009	(17,928)
	UBS AG	CDX.NA.IG.8	3,500,000	USD	Sell	0.600%	Jun 2017	(74,320)
	UBS AG	CDX.NA.HY.8	1,800,000	USD	Sell	2.750%	Jun 2012	(79,968)

								($1,254,580)

† If the Fund is a Seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the Buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

BBR — Bank Bill Rate
BBSW — Bank Bill Swap Rate
CBK — Canada Bankers Acceptance
CDI — Brazil Interbank Deposit Rate
CMS — Constant Maturity Swap
FRCPXTOB — French CPI Ex Tobacco Daily Reference Index
CPTFEMU — Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index
TIIE — Tasa de Interes Interbancario de Equilibrio

Currency symbols are defined as follows:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	European Currency
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
USD	U.S. Dollar

Forward Foreign Currency Contracts All Funds may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Fund position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Fund on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Funds could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At August 31, 2007, certain Funds entered into forward foreign currency contracts, which contractually obligate the Funds to deliver currencies at future dates. Open forward foreign currency contracts at August 31, 2007, were as follows:

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Active Bond	Sells

	Canadian Dollar	235,642	9/28/07	($1,226)

				($1,226)

Global Bond	Buys

	Australian Dollar	1,728,337	9/13/07	($72,311)
	Australian Dollar	11,121,100	9/28/07	(110,352)
	Brazilian Real	5,018,595	9/5/07	63,375
	Brazilian Real	6,139,892	10/2/07	145,196
	Brazilian Real	12,476,603	10/2/07	182,221
	Brazilian Real	2,735,890	10/2/07	17,663
	Brazilian Real	2,075,293	3/4/08	78,883
	Brazilian Real	13,311,810	3/4/08	(84,984)
	Canadian Dollar	143,000	9/20/07	(25)
	Canadian Dollar	12,035,000	9/20/07	(12,506)
	Chilean Peso	112,100,000	3/13/08	1,629
	Chinese Yuan Renminbi	25,079,302	9/6/07	69,506
	Chinese Yuan Renminbi	12,344,570	11/21/07	(3,750)
	Chinese Yuan Renminbi	14,322,100	11/21/07	(3,710)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Global Bond	Buys

	Chinese Yuan Renminbi	32,650,136	11/26/07	$4,367
	Chinese Yuan Renminbi	7,795,515	1/10/08	(5,011)
	Chinese Yuan Renminbi	4,254,138	1/10/08	(2,903)
	Chinese Yuan Renminbi	3,401,389	1/10/08	(3,099)
	Chinese Yuan Renminbi	48,534,373	1/10/08	(58,471)
	Chinese Yuan Renminbi	25,865,402	1/10/08	(27,804)
	Chinese Yuan Renminbi	4,567,045	1/10/08	(4,664)
	Chinese Yuan Renminbi	7,800,375	1/10/08	(5,785)
	Chinese Yuan Renminbi	12,560,870	3/7/08	(18,536)
	Chinese Yuan Renminbi	9,357,792	3/7/08	(14,927)
	Chinese Yuan Renminbi	10,827,422	3/7/08	(9,621)
	Chinese Yuan Renminbi	29,825,098	3/7/08	(35,218)
	Chinese Yuan Renminbi	7,387,352	3/7/08	(5,152)
	Chinese Yuan Renminbi	16,416,701	7/2/08	(5,082)
	Chinese Yuan Renminbi	12,384,528	7/2/08	(3,241)
	Chinese Yuan Renminbi	5,699,130	3/2/09	(2,610)
	Danish Kroner	9,550,000	9/6/07	14,591
	Euro	32,370,000	9/4/07	30,475
	Euro	1,366,000	10/4/07	(1,206)
	Euro	32,370,000	10/4/07	(10,766)
	Euro	52,961,000	10/4/07	399,984
	Indian Rupee	7,958,000	11/29/07	934
	Indian Rupee	27,242,670	5/12/08	1,624
	Indian Rupee	72,470,900	5/12/08	3,033
	Indian Rupee	99,511,580	5/12/08	(271)
	Japanese Yen	71,626,120	9/27/07	733
	Japanese Yen	18,357,722,000	10/25/07	7,541,138
	Malaysian Ringgit	2,639,636	9/5/07	(12,141)
	Malaysian Ringgit	7,988,955	9/5/07	(37,419)
	Malaysian Ringgit	9,740,059	5/12/08	(41,738)
	Malaysian Ringgit	5,225,160	5/12/08	(13,344)
	Malaysian Ringgit	4,857,160	5/12/08	(56,758)
	Malaysian Ringgit	22,636,182	5/12/08	(293,385)
	Mexican Peso	66,211,857	3/13/08	52,624
	New Zealand Dollar	4,100,000	9/17/07	31,260
	Norwegian Krone	5,458,000	9/6/07	(1,508)
	Norwegian Krone	11,255,000	9/6/07	54,803
	Norwegian Krone	2,130,609	9/20/07	(88)
	Polish Zloty	80,000	9/28/07	867
	Polish Zloty	80,000	7/10/08	(597)
	Pound Sterling	10,230,000	9/20/07	(46,881)
	Pound Sterling	9,351,000	9/20/07	(45,443)
	Singapore Dollar	1,817,498	2/20/08	(14,307)
	South African Rand	379,000	9/28/07	783
	South Korean Won	2,633,949,600	9/21/07	(43,715)
	South Korean Won	626,928,600	1/30/08	(6,890)
	South Korean Won	5,573,026,092	5/30/08	(13,272)
	South Korean Won	1,316,897,458	5/30/08	8,275
	Swedish Krona	4,903,000	9/6/07	(16,845)
	Swedish Krona	40,395,000	9/6/07	14,883
	Swedish Krona	4,493,246	9/20/07	(14,382)
	Taiwan Dollar	38,334,004	9/4/07	(11,754)
	Taiwan Dollar	21,362,962	9/4/07	1,718
	Taiwan Dollar	16,971,042	10/4/07	(268)
	Taiwan Dollar	21,305,870	10/4/07	(830)

				$7,546,995

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Global Bond	Sells

	Australian Dollar	2,300,007	9/20/07	($28,262)
	Brazilian Real	2,407,000	9/5/07	(146,992)
	Brazilian Real	67,000	10/2/07	2,348
	Brazilian Real	2,625,000	10/2/07	25,406
	Brazilian Real	2,484,084	10/2/07	(61,383)
	Chinese Yuan Renminbi	3,322,642	9/6/07	(2,864)
	Euro	30,053,355	10/4/07	5,556
	Euro	14,620,373	10/4/07	3,559
	Japanese Yen	722,000	9/27/07	760
	Japanese Yen	4,676,485	9/27/07	39,199
	Japanese Yen	946,000	9/27/07	1,668
	Japanese Yen	1,976,000	9/27/07	3,420
	Japanese Yen	1,612,000	10/25/07	(40,494)
	Japanese Yen	3,346,984	10/25/07	(11,325)
	Japanese Yen	1,303,000	10/25/07	(57,563)
	Japanese Yen	1,567,000	10/25/07	(38,137)
	Japanese Yen	993,000	10/25/07	(43,315)
	Malaysian Ringgit	1,515,027	9/5/07	(6,923)
	Malaysian Ringgit	1,526,129	9/5/07	12,640
	Mexican Peso	4,223,000	3/13/08	(3,602)
	New Zealand Dollar	2,686,405	9/13/07	219,287
	New Zealand Dollar	2,262,785	9/20/07	(5,972)
	New Zealand Dollar	4,092,149	9/28/07	74,160
	Polish Zloty	29,133	9/28/07	566
	Pound Sterling	366,210	9/20/07	(689)
	Pound Sterling	7,911,324	9/20/07	(15,302)
	Pound Sterling	7,566,319	9/20/07	(142,587)
	South Korean Won	1,400,001	9/21/07	(8,338)
	South Korean Won	1,392,425	9/21/07	(10,522)
	Taiwan Dollar	1,160,832	9/4/07	(1,324)
	Taiwan Dollar	648,778	9/4/07	1,126

				($235,899)

Global Real Estate	Sells

	Australian Dollar	23,259,510	9/28/07	$73,161
	Australian Dollar	3,184,055	9/28/07	(3,946)
	Australian Dollar	3,184,055	9/28/07	(3,946)
	Brazilian Real	2,953,599	9/28/07	($30,149)
	Canadian Dollar	5,535,587	9/28/07	5,178
	Euro	39,371,539	9/28/07	(204,556)
	Hong Kong Dollar	40,099,031	9/28/07	(67,462)
	Japanese Yen	67,252,482	9/28/07	(155,638)
	Norwegian Krone	2,521,764	9/28/07	(17,428)
	Philippine Peso	2,014,323	9/28/07	696
	Pound Sterling	54,434,077	9/28/07	(387,263)
	Singapore Dollar	13,552,215	9/28/07	34,689
	South African Rand	2,939,438	9/28/07	(33,158)
	Swedish Krona	1,386,723	9/28/07	(5,304)

				($795,126)

High Income	Sells

	Canadian Dollar	1,918,128	9/28/07	($9,982)
	Pound Sterling	1,459,854	9/28/07	(31,719)

				($41,701)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

International Equity Index	Buys

	Australian Dollar	376,000	9/28/07	($11,818)
	Canadian Dollar	397,000	9/28/07	4,734
	Euro	1,012,000	9/28/07	16,849
	Hong Kong Dollar	864,000	9/28/07	16
	Japanese Yen	158,900,000	9/28/07	78,963
	Pound Sterling	818,000	9/28/07	17,357
	Swedish Krona	838,000	9/28/07	(449)

				$105,652

Investment Quality Bond	Buys

	Chilean Peso	114,000,000	9/20/07	$2,016
	Euro	160,000	9/19/07	2,836
	Israeli Shekel	880,000	9/19/07	2,757
	Polish Zloty	605,000	9/19/07	2,249

				$9,858

	Sells

	Brazilian Real	3,016,921	9/19/07	$37,290
	Chilean Peso	218,454	9/20/07	655
	Euro	215,663	9/19/07	(2,764)
	Israeli Shekel	208,570	9/19/07	(5,129)
	Mexican Peso	211,024	9/19/07	937
	Polish Zloty	211,919	9/19/07	(4,065)

				$26,924

Real Return Bond	Buys

	Brazilian Real	434,652	10/2/07	($10,186)
	Brazilian Real	6,125,092	10/2/07	(139,725)
	Brazilian Real	7,669,188	10/2/07	(135,216)
	Brazilian Real	14,603,439	10/2/07	(305,661)
	Brazilian Real	6,732,250	3/4/08	(114,067)
	Brazilian Real	800,105	3/4/08	(20,594)
	Brazilian Real	7,470,450	3/4/08	(142,795)
	Canadian Dollar	1,045,539	9/5/07	111
	Canadian Dollar	2,000,171	9/5/07	12,134
	Canadian Dollar	1,521,862	9/5/07	4,182
	Canadian Dollar	1,017,843	9/5/07	5,884
	Canadian Dollar	5,586,000	9/20/07	(2,616)
	Chinese Yuan Renminbi	11,493,474	1/10/08	7,124
	Chinese Yuan Renminbi	56,934,891	1/10/08	23,037
	Chinese Yuan Renminbi	8,278,071	3/7/08	(7,731)
	Chinese Yuan Renminbi	20,277,214	3/7/08	(14,991)
	Chinese Yuan Renminbi	5,648,720	3/7/08	(4,195)
	Chinese Yuan Renminbi	20,395,231	3/2/09	12,578
	Chinese Yuan Renminbi	25,694,160	3/2/09	28,294
	Chinese Yuan Renminbi	10,251,500	3/2/09	7,199
	Malaysian Ringgit	4,106,158	5/21/08	(27,789)
	Mexican Peso	2,504,602	9/28/07	(5,291)
	Mexican Peso	1,620,599	9/28/07	(2,309)
	Mexican Peso	50,934,114	9/28/07	(93,607)
	Mexican Peso	48,079,887	9/28/07	(98,963)
	Mexican Peso	25,004,793	3/13/08	(47,438)
	Mexican Peso	39,038,846	3/13/08	(77,926)
	Mexican Peso	39,573,721	3/13/08	(78,567)
	Mexican Peso	101,518,603	7/10/08	(36,842)
	Mexican Peso	1,620,599	7/10/08	(331)
	Polish Zloty	1,153,436	9/28/07	(11,125)
	Polish Zloty	415,660	9/28/07	(574)
	Polish Zloty	1,646,734	9/28/07	(14,975)
	Polish Zloty	630,472	9/28/07	(6,868)
	Polish Zloty	3,846,302	7/10/08	(28,704)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Real Return Bond	Buys

	Singapore Dollar	1,886,337	10/3/07	($17,060)
	Singapore Dollar	226,926	2/20/08	(1,799)
	Singapore Dollar	735,267	5/22/08	(711)
	South Korean Won	550,388,250	9/21/07	(15,556)
	South Korean Won	212,013,200	9/21/07	(5,713)
	South Korean Won	386,537,400	9/21/07	(10,438)
	South Korean Won	72,848,000	1/30/08	(1,670)
	South Korean Won	64,851,250	1/30/08	(1,580)
	South Korean Won	575,571,135	5/30/08	3,170
	South Korean Won	573,367,715	5/30/08	3,619

				($1,376,281)

	Sells

	Canadian Dollar	5,291,820	9/5/07	$2,509
	Canadian Dollar	4,803,769	9/20/07	(25,590)
	Canadian Dollar	925,583	9/20/07	1,014
	Chinese Yuan Renminbi	2,489,000	1/10/08	25,780
	Chinese Yuan Renminbi	1,614,723	1/10/08	10,169
	Chinese Yuan Renminbi	5,171,723	1/10/08	40,336
	Chinese Yuan Renminbi	1,224,148	3/7/08	8,496
	Chinese Yuan Renminbi	3,340,000	3/7/08	29,294
	Chinese Yuan Renminbi	111,142	3/7/08	417
	Chinese Yuan Renminbi	3,197,000	3/2/09	18,211
	Chinese Yuan Renminbi	1,518,190	3/2/09	3,253
	Chinese Yuan Renminbi	3,341,000	3/2/09	26,155
	Euro	135,265	10/4/07	25
	Euro	2,640,934	10/4/07	(14,682)
	Japanese Yen	10,865,561	10/25/07	(105,116)
	Mexican Peso	9,234,001	9/28/07	44,862
	Mexican Peso	147,220	9/28/07	529
	Polish Zloty	1,400,693	9/28/07	27,234
	Pound Sterling	13,059,988	9/20/07	13,914
	Pound Sterling	4,052,688	9/20/07	9,746
	Singapore Dollar	491,390	10/3/07	351
	South Korean Won	610,686	9/21/07	(3,637)
	South Korean Won	607,381	9/21/07	(4,590)
	Swiss Franc	753,086	9/6/07	(5,251)

				$103,429

Spectrum Income	Buys

	Australian Dollar	184,386	11/21/07	$2,896
	Brazilian Real	457,040	11/23/07	(1,302)
	Czech Koruna	4,539,263	11/21/07	2,134
	Danish Kroner	1,385,546	11/21/07	2,842
	Euro	146,404	11/21/07	258
	Hungarian Forint	51,924,830	11/21/07	10,022
	Indonesian Rupiah	185,300,000	10/3/07	(274)
	Indonesian Rupiah	2,000,000,000	10/24/07	(5,635)
	Indonesian Rupiah	12,274,410,000	11/23/07	(57,429)
	Japanese Yen	1,145,519,736	11/21/07	(107,038)
	Norwegian Krone	1,628,015	11/21/07	5,582
	Polish Zloty	2,341,602	11/21/07	14,220
	Pound Sterling	454,458	11/21/07	17,013
	Singapore Dollar	508,023	11/21/07	1,205
	South Korean Won	2,369,740,000	11/21/07	18,860
	Swedish Krona	13,669,542	11/21/07	27,159
	Turkish Lira	100,000	10/3/07	612
	Turkish Lira	200,000	10/5/07	1,216

				($67,659)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Spectrum Income	Sells

	Australian Dollar	94,000	11/21/07	($218)
	Brazilian Real	1,277,049	9/4/07	(769)
	Brazilian Real	1,397,000	10/5/07	28,501
	Brazilian Real	1,089,000	11/21/07	(37,514)
	Brazilian Real	1,173,156	11/23/07	35,967
	Brazilian Real	1,254,051	11/30/07	(19,673)
	Canadian Dollar	104,744	11/21/07	(130)
	Danish Kroner	93,000	11/21/07	(73)
	Euro	4,038,417	11/21/07	(51,825)
	Malaysian Ringgit	1,652,000	11/21/07	7,242
	Mexican Peso	249,196	11/13/07	893
	Mexican Peso	1,038,504	11/20/07	(26,520)
	Mexican Peso	2,327,838	11/21/07	(22,736)
	Mexican Peso	2,070,150	11/30/07	(11,512)
	Polish Zloty	1,599,855	9/7/07	29,562
	Polish Zloty	1,078,062	9/24/07	(10,932)
	Pound Sterling	54,000	11/21/07	15
	South African Rand	237,363	11/21/07	(9,020)
	Swedish Krona	1,303,159	11/21/07	(12,750)
	Turkish Lira	74,571	10/3/07	(1,445)
	Turkish Lira	1,474,953	10/5/07	(25,476)
	Turkish Lira	2,716,336	11/21/07	(140,996)

				($269,409)

Strategic Income	Buys

	Australian Dollar	31,400,000	9/28/07	($1,268,821)
	Australian Dollar	2,000,000	9/28/07	(134,621)
	Australian Dollar	10,400,000	9/28/07	(295,347)
	Canadian Dollar	4,789,125	9/28/07	37,574
	Canadian Dollar	31,280,008	9/28/07	(337,989)
	Canadian Dollar	2,394,653	9/28/07	18,872
	Canadian Dollar	18,006,375	9/28/07	(319,418)
	Euro	14,620,000	9/28/07	62,366
	Euro	150,810,000	9/28/07	144,441
	Euro	2,000,000	9/28/07	27,141
	Euro	4,000,000	9/28/07	64,316
	Euro	22,025,000	9/28/07	(147,492)
	Japanese Yen	119,987,000	9/28/07	39,992
	New Zealand Dollar	9,900,000	9/28/07	(640,821)
	New Zealand Dollar	3,700,000	9/28/07	(238,855)

				($2,988,662)

	Sells

	Australian Dollar	55,191,512	9/28/07	$2,403,695
	Australian Dollar	1,764,754	9/28/07	134,897
	Australian Dollar	1,684,580	9/28/07	54,723
	Canadian Dollar	53,962,967	9/28/07	(608,049)
	Canadian Dollar	59,250,000	9/28/07	172,784
	Canadian Dollar	8,500,000	9/28/07	(29,538)
	Canadian Dollar	3,100,000	9/28/07	46,664
	Canadian Dollar	3,100,000	9/28/07	44,902
	Euro	5,114,344	9/28/07	(75,426)
	Euro	192,943,623	9/28/07	(248,986)
	Euro	10,678,669	9/28/07	25,983
	Euro	5,410,160	9/28/07	(52,756)
	Euro	44,673,879	9/28/07	14,540
	Japanese Yen	1,000,000	9/28/07	(47,099)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Strategic Income	Sells

	New Zealand Dollar	1,715,840	9/28/07	$147,180
	New Zealand Dollar	18,550,671	9/28/07	1,232,386
	New Zealand Dollar	739,193	9/28/07	38,898
	New Zealand Dollar	2,851,775	9/28/07	260,685
	New Zealand Dollar	5,841,655	9/28/07	309,328
	Pound Sterling	5,744,320	9/28/07	(101,032)

				$3,723,779

Total Return	Buys

	Australian Dollar	3,457,000	9/13/07	($144,636)
	Australian Dollar	1,940,600	9/20/07	19,201
	Australian Dollar	879,700	9/28/07	(8,729)
	Brazilian Real	58,674	10/2/07	1,428
	Brazilian Real	49,309,235	10/2/07	554,867
	Brazilian Real	7,103,272	10/2/07	23,736
	Brazilian Real	5,460,060	10/2/07	151,203
	Brazilian Real	9,421,428	10/2/07	136,257
	Brazilian Real	18,832,777	10/2/07	147,623
	Brazilian Real	9,685,035	3/4/08	150,987
	Brazilian Real	10,876,398	3/4/08	398,662
	Canadian Dollar	6,754,000	9/20/07	(7,018)
	Chinese Yuan Renminbi	1,344,613	9/25/07	3,390
	Chinese Yuan Renminbi	12,892,474	11/7/07	11,122
	Chinese Yuan Renminbi	111,496,700	11/7/07	(45,657)
	Chinese Yuan Renminbi	6,007,200	11/21/07	1,815
	Chinese Yuan Renminbi	1,363,611	1/10/08	(1,717)
	Chinese Yuan Renminbi	1,363,612	1/10/08	(1,542)
	Chinese Yuan Renminbi	2,694,769	1/10/08	(2,874)
	Chinese Yuan Renminbi	1,262,334	1/10/08	(1,369)
	Chinese Yuan Renminbi	1,363,612	1/10/08	(1,542)
	Euro	11,272,000	10/4/07	85,131
	Indian Rupee	39,968,875	10/3/07	12,883
	Indian Rupee	24,230,560	10/3/07	3,217
	Indian Rupee	20,934,700	5/12/08	15,119
	Indian Rupee	279,520,200	5/12/08	159,301
	Indian Rupee	35,037,752	5/12/08	20,763
	Indian Rupee	29,505,174	5/12/08	18,820
	Indonesian Rupiah	2,404,812,500	5/27/08	(19,428)
	Indonesian Rupiah	4,809,625,000	5/27/08	(38,857)
	Indonesian Rupiah	2,399,362,500	5/27/08	(20,002)
	Japanese Yen	1,581,186,000	10/25/07	212,942
	Malaysian Ringgit	10,404,543	5/21/08	(85,673)
	Malaysian Ringgit	1,800,680	5/21/08	(23,493)
	Malaysian Ringgit	1,515,136	5/21/08	(9,192)
	Mexican Peso	11,364,885	9/28/07	(21,287)
	Mexican Peso	18,776,675	3/13/08	13,368
	Mexican Peso	9,774,555	3/13/08	(13,539)
	Mexican Peso	49,606,489	3/13/08	(79,979)
	Mexican Peso	11,364,885	7/10/08	(2,324)
	New Zealand Dollar	665,000	9/13/07	(41,444)
	Philippine Peso	132,981,840	5/19/08	(62,826)
	Philippine Peso	23,081,070	5/19/08	(8,391)
	Polish Zloty	4,571,528	9/28/07	8,426
	Polish Zloty	4,440,610	9/28/07	(39,323)
	Polish Zloty	4,266,958	9/28/07	13,669
	Polish Zloty	2,432,467	3/13/08	4,197
	Polish Zloty	13,279,095	7/10/08	(98,148)
	Pound Sterling	1,118,000	9/20/07	14,676

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Total Return	Buys

	Singapore Dollar	1,707,185	10/3/07	$3,619
	Singapore Dollar	1,310,562	10/3/07	(2,838)
	Singapore Dollar	2,593,551	10/3/07	9,186
	Singapore Dollar	3,293,926	2/20/08	(25,935)
	Singapore Dollar	2,187,205	5/22/08	(2,115)
	South Korean Won	800,038,500	9/21/07	(11,097)
	South Korean Won	956,801,370	9/27/07	(22,966)
	South Korean Won	897,288,000	9/27/07	(21,912)
	South Korean Won	1,183,780,000	1/30/08	(27,132)
	South Korean Won	989,731,900	1/30/08	(24,119)
	South Korean Won	2,114,845,537	5/30/08	(6,070)
	South Korean Won	400,238,713	5/30/08	2,511
	South Korean Won	646,348,000	8/4/08	(570)
	Swedish Krona	8,424,000	9/6/07	3,104

				$1,277,479

	Sells

	Australian Dollar	50,604	9/6/07	$2,495
	Canadian Dollar	2,600,000	9/20/07	(9,764)
	Chinese Yuan Renminbi	178,449	9/25/07	59
	Chinese Yuan Renminbi	16,176,844	11/7/07	9,698
	Chinese Yuan Renminbi	408,000	11/7/07	3,180
	Chinese Yuan Renminbi	801,922	11/21/07	107
	Chinese Yuan Renminbi	678,170	1/10/08	278
	Chinese Yuan Renminbi	169,525	1/10/08	47
	Chinese Yuan Renminbi	235,425	1/10/08	872
	Euro	13,422,629	10/4/07	2,481
	Indian Rupee	844,690	10/3/07	(16,003)
	Indian Rupee	701,002	10/3/07	(15,347)
	Mexican Peso	1,032,421	9/28/07	3,708
	Polish Zloty	4,834,035	9/28/07	92,263
	Pound Sterling	4,447,143	9/20/07	10,086
	Pound Sterling	4,447,752	9/20/07	10,696
	Singapore Dollar	1,461,742	10/3/07	1,045
	South Korean Won	425,238	9/21/07	(2,533)
	South Korean Won	422,937	9/21/07	(3,196)
	South Korean Won	698,000	9/27/07	(1,461)

				$88,711

Vista	Sells

	Danish Kroner	495,272	9/28/07	$225
	Japanese Yen	3,078,195	9/28/07	12,474
	Norwegian Krone	717,612	9/28/07	(185)
	Pound Sterling	2,954,123	9/28/07	(2,994)

				$9,520

Forward Commitments All Funds may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Funds at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Federal Income Taxes Each Fund’s policy is to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax. Therefore, no federal income tax provision is required.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distribution of Income and Gains The Funds record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Funds with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a return of capital.

Capital Accounts The Funds report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Funds are not responsible for payment of the subadvisory fees. Advisory fees charged to all other Funds are as follows:

Average Net Assets
Fund	All Asset Levels*

Active Bond	0.600%
Emerging Growth	0.800
Global Bond	0.700
Real Estate Securities	0.700
Small Cap	0.850
Special Value	0.950
Total Return	0.700

	First	Excess
	$1 billion	Over $1 billion
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

Real Return Bond[1,2]	0.700%	0.650%

1 When Aggregate Net Assets exceed $1 billion, the advisory fee for the Real Return Bond is 0.650% on all assets.

2 Until May 1, 2007, the Fund paid monthly advisory fees equivalent, on an annual basis, to 0.700% of the Fund’s average net assets.

		Between
	First	$500 million	Excess
	$500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*

All Cap Core	0.800%	0.750%	0.750%
All Cap Growth	0.850	0.825	0.800
Blue Chip Growth	0.825	0.825	0.800
Emerging Small Company	0.970	0.900	0.900
Equity-Income	0.825	0.825	0.800
Mid Cap Intersection	0.875	0.850	0.850
Quantitative Value	0.700	0.650	0.600
Total Bond Market	0.490	0.470	0.470
U.S. Global Leaders Growth	0.7125	0.675	0.675
Value & Restructuring[1]	0.825	0.800	0.775

1 Until October 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $500 million of the Fund’s average net assets and (b) 0.800% of the Fund’s net assets in excess of $500 million.

		Between	Between	Between
	First	$500 million	$1 billion	$1.5 billion	Excess
	$500 million	and $1 billion	and $1.5 billion	and $2 billion	Over $2 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*	Net Assets*

Large Cap Value[1]	0.825%	0.800%	0.775%	0.720%	0.700%

1 Until December 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.825% of the first $500 million of the Fund’s average net assets, (b) 0.800% of the next $500 million of the Fund’s average net assets and (c) 0.775% of the Fund’s average net assets in excess of $1 billion.

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

		Between	Between	Between
	First	$50 million	$200 million	$500 million	Excess
	$50 million	and $200 million	and $500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*	Net Assets*

International Small Cap	1.050%	1.050%	0.950%	0.850%	0.850%
International Value	0.950	0.950	0.850	0.800	0.800
Mid Cap Stock	0.875	0.875	0.850	0.825	0.825
Mid Cap Value	0.900	0.900	0.850	0.825	0.825
Natural Resources	1.050	1.000	1.000	1.000	1.000
Quantitative All Cap	0.750	0.700	0.700	0.700	0.700
Quantitative Mid Cap	0.750	0.750	0.650	0.650	0.650
Small Cap Opportunities	1.000	1.000	1.000	0.950	0.950
Small Company Value	1.050	1.050	1.050	1.000	1.000
Value	0.750	0.750	0.725	0.650	0.650

		Between	Between
	First	$50 million	$250 million	Excess
	$50 million	and $250 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*

All Cap Value	0.850%	0.850%	0.800%	0.750%
Fundamental Value	0.850	0.800	0.800	0.750

		Between	Between
	First	$200 million	$400 million	Excess
	$200 million	and $400 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*

Vista	0.900%	0.850%	0.825%	0.800%

		Between	Between
	First	$300 million	$500 million	Excess
	$300 million	and $500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*

Capital Appreciation	0.850%	0.800%	0.700%	0.670%

	First	Excess
	$350 million	Over $350 million
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

Core Equity	0.850%	0.750%

		Between	Between
	First	$500 million	$1 billion	Excess
	$500 million	and $1 billion	and $2.5 billion	Over $2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*

U.S. Multi Sector	0.780%	0.760%	0.750%	0.740%

Between
	First	$750 million	Excess
	$750 million	and $1.5 billion	Over $1.5 billion
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*

International Opportunities	0.900%	0.850%	0.800%

	First	Excess
	$125 million	Over $125 million
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

Small Company	1.050%	1.000%

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED
	First	Excess
	$250 million	Over $250 million
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

Small Company Growth[1]	1.050%	1.000%

1 When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth is 1.00% on all assets.

		Between	Between
	First	$250 million	$500 million	Excess
	$250 million	and $500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*

Mid Cap Value Equity	0.875%	0.850%	0.825%	0.800%
Real Estate Equity	0.875	0.850	0.825	0.825
Spectrum Income	0.800	0.725	0.725	0.725

		Between	Between
	First	$250 million	$500 million	Excess
	$250 million	and $500 million	and $750 million	Over $750 million
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets

Global Real Estate	0.950%	0.950%	0.925%	0.900%
Large Cap	0.780	0.730	0.680	0.650

	First	Excess
	$100 million	Over $100 million
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

Emerging Markets Value	1.000%	0.950%
International Equity Index	0.550	0.530
International Small Company	1.000	0.950

		Between
	First	$250 million	Excess
	$250 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*

Mid Cap Index	0.490%	0.480%	0.460%
Small Cap Index	0.490	0.480	0.460

	First	Excess
	$500 million	Over $500 million
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

High Yield	0.700%	0.650%
Index 500	0.470	0.460
Investment Quality Bond	0.600	0.550
Strategic Bond	0.700	0.650
Strategic Income	0.725	0.650
U.S. Government Securities	0.620	0.550

	First	Excess
	$200 million	Over $200 million
	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*

U.S. High Yield Bond	0.750%	0.720%

		Between
	First	$200 million	Excess
	$200 million	and $400 million	Over $400 million
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*

Core Bond	0.690%	0.640%	0.570%

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED
		Between	Between
	First	$150 million and	$500 million and	Excess
	$150 million	$500 million	$2.5 billion	Over $2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets*	Net Assets*	Net Assets*	Net Assets*

High Income	0.725%	0.675%	0.650%	0.600%

* Aggregated Net Assets include not only the net assets of a particular series of the Trust but also the net assets of a similar series of John Hancock Trust.

John Hancock Trust is an open-end investment company advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

The advisory fee for Absolute Return Portfolio has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Funds of JHF II and JHF III. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser as stated below.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Absolute Return Trust, a series of John Hancock Trust (collectively, the “Absolute Return Portfolios”), determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Portfolio.

Between
	First	$200 million and	Excess over
	$200 million	$500 million	$500 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Absolute Return	0.150%	0.125%	0.100%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Portfolios, determined in accordance with the following schedule and that rate is applied to Other Assets of the Portfolio

Between
	First	$200 million and	Excess over
	$200 million	500 million	$500 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Absolute Return	0.600%	0.575%	0.550%

The investment management fees incurred for the year ended August 31, 2007, were equivalent to an annual effective rate of the fund’s average daily net assets as follows:

	Annual		Annual		Annual
	Effective		Effective		Effective
Fund	Rate	Fund	Rate	Fund	Rate

Absolute Return	0.20%	International Opportunities	0.87%	Small Cap Index	0.48%
Active Bond	0.60%	International Small Cap	0.91%	Small Cap Opportunities	0.99%
All Cap Core	0.77%	International Small Company	0.98%	Small Company	1.04%
All Cap Growth	0.85%	International Value	0.81%	Small Company Growth	1.04%
All Cap Value	0.82%	Investment Quality Bond	0.59%	Small Company Value	1.02%
Blue Chip Growth	0.81%	Large Cap	0.72%	Special Value	0.95%
Capital Appreciation	0.73%	Large Cap Value	0.81%	Spectrum Income	0.74%
Core Bond	0.65%	Mid Cap Index	0.47%	Strategic Bond	0.67%
Core Equity	0.78%	Mid Cap Intersection	0.87%	Strategic Income	0.70%
Emerging Growth	0.80%	Mid Cap Stock	0.84%	Total Bond Market	0.49%
Emerging Markets Value	0.96%	Mid Cap Value	0.86%	Total Return	0.70%
Emerging Small Company	0.97%	Mid Cap Value Equity	0.87%	U.S. Global Leaders Growth	0.69%
Equity-Income	0.81%	Natural Resources	1.00%	U.S. Government Securities	0.61%
Fundamental Value	0.76%	Quantitative All Cap	0.71%	U.S. High Yield Bond	0.73%
Global Bond	0.70%	Quantitative Mid Cap	0.74%	U.S. Multi Sector	0.76%
Global Real Estate	0.94%	Quantitative Value	0.66%	Value	0.74%
High Income	0.68%	Real Estate Equity	0.86%	Value & Restructuring	0.82%
High Yield	0.66%	Real Estate Securities	0.70%	Vista	0.89%
Index 500	0.46%	Real Return Bond	0.69%
International Equity Index	0.53%	Small Cap	0.85%

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Expense Reimbursement The Adviser agreed to voluntarily reduce its advisory fee or reimburse each Fund if the total of all expenses (excluding taxes, fund brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Funds dealing with services for shareholders and others with beneficial interests in shares of the Funds) exceed the following:

- 0.05% of average daily net assets of Index 500, International Equity Index;

- 0.06% of average daily net assets of Emerging Small Company;

- 0.075% of average daily net assets of Mid Cap Index, Small Cap Index, Total Bond Market;

- 0.35% of average daily net assets of Global Bond, Global Real Estate, International Opportunities, International Small Cap, International Small Company, International Value; and

- 0.25% of average daily net assets in the case of all other Funds with the exception of Absolute Return and Quantitative All Cap.

The Adviser voluntarily agreed to waive a portion of its advisory fee for Emerging Small Company, Index 500, Real Return Bond, Special Value, Total Bond Market and Value in the amount of $556, $26,983, $38,575, $19,418, $25,861 and $28,756, respectively.

The Adviser reserves the right to terminate this limitation in the future.

In the case of Absolute Return, the Adviser has contractually agreed to waive advisory fees or reimburse the Fund if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Absolute Return Portfolio) exceed 0.05% of average daily net assets. This expense reimbursement shall continue in effect until December 31, 2007, and thereafter until termination by the Adviser on notice to the Trust. The Adviser reimbursed the fund in the amount of $60,630.

In the case of Quantitative All Cap, the Adviser has contractually agreed to waive advisory fees or reimburse for certain other fund expenses so that the total fund operating expenses do not exceed 1.30% for Class A, 2.00% for Class B, 2.00% for Class C and 0.85% for Class I of the average net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2007, and thereafter until termination by the Adviser on notice to the Trust. The Adviser reimbursed the fund in the amount of $53,054.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Equity-Income, International Value, Real Estate Equity, Small Company Value and Spectrum Income in the amount of $445,218, $251,500, $161,204, $91,163, $206,663 and $208,169, respectively.

These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice of the Trust. These expense reimbursements are shown as a reduction of total expenses in the Statement of Operations.

Fund Administration Fees Pursuant to the Advisory Agreement, the Funds reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Funds, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Fund at the time the expense was incurred.

The fund administration fees incurred for the year ended August 31, 2007, were equivalent to an annual effective rate of 0.01% of the Fund’s average daily net assets.

Distribution Plan The Trust has a Distribution Agreement with the Distributor. The Funds have adopted Distribution Plans with respect to Class A, Class B, Class C and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Funds. Accordingly, the Funds make monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.05% of the average daily net assets of Class A, Class B, Class C and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly, National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Funds’ 12b-1 payments could occur under certain circumstances.

Transfer Agent Fees Absolute Return and Quantitative All Cap have a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C and Class I shares, the Funds pay a monthly transfer agent fee at an annual rate of 0.05% of each class’ average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C and Class I share average daily net. This agreement is effective until December 31, 2007. Signature Services reserves the right to terminate this limitation in the future.

There were no transfer agent fees incurred for the year ended August 31, 2007. John Hancock USA is the only shareholder of Absolute Return and Quantitative All Cap.

Sales Charges Absolute Return and Quantitative All Cap Class A shares are assessed up-front sales charges. There were no up-front sales charges received for these funds during the year ended August 31, 2007.

Absolute Return and Quantitative All Cap Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Funds in connection with the sale of Class B and Class C shares. During the year ended August 31, 2007, there were no CDSCs received by the Distributor.

John Hancock Funds II

Notes to Financial Statements

4. TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Fund based on its average daily net asset value.

5. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6. LINE OF CREDIT All Funds have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Fund on a prorated basis based on average net assets. For the year ended August 31, 2007, there were no borrowings under the line of credit.

7. CAPITAL SHARES Share activity for the Funds for the years ended August 31, 2007, and August 31, 2006, were as follows:

Absolute Return	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class A

Sold	—	—	125,000	$1,250,000
Distributions reinvested	3,382	$36,251	—	—
Net increase	3,382	$36,251	125,000	$1,250,000

Class B

Sold	—	—	125,000	$1,250,000
Distributions reinvested	3,167	$33,890	—	—
Net increase	3,167	$33,890	125,000	$1,250,000

Class C

Sold	—	—	125,000	$1,250,000
Distributions reinvested	3,167	$33,891	—	—
Net increase	3,167	$33,891	125,000	$1,250,000

Class 1

Sold	—	—	125,000	$1,250,000
Distributions reinvested	3,457	$37,090	—	—
Net increase (decrease)	3,457	$37,090	125,000	$1,250,000

Net increase (decrease)	13,173	$141,122	500,000	$5,000,000

1 Period from 6-26-06 (commencement of operations) to 8-31-06.

Active Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	470,404	$4,505,444	4,410,359	$42,335,086
Distributions reinvested	186,250	1,772,438	101,841	954,551
Repurchased	(764,590)	(7,318,089)	(629,790)	(6,032,748)
Net increase (decrease)	(107,936)	($1,040,207)	3,882,410	$37,256,889

Class NAV

Sold	12,383,573	$118,803,493	40,800,418	$391,259,642
Distributions reinvested	2,363,144	22,470,704	1,092,312	10,220,932
Repurchased	(1,532,557)	(14,641,956)	(296,193)	(2,824,688)
Net increase (decrease)	13,214,160	$126,632,241	41,596,537	$398,655,886

Net increase (decrease)	13,106,224	$125,592,034	45,478,947	$435,912,775

1 Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

All Cap Core	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	14,623,284	$161,835,006	28,631,304	$285,677,276
Distributions reinvested	120,910	1,286,357	—	—
Repurchased	(284,507)	(3,262,154)	(39)	(386)

Net increase (decrease)	14,459,687	$159,859,209	28,631,265	$285,676,890

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

All Cap Growth	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	122,700	$2,220,300	2,255,731	$35,128,332
Distributions reinvested	1,037	18,249	923	15,666
Repurchased	(371,782)	(6,773,976)	(294,829)	(4,975,207)
Net increase (decrease)	(248,045)	($4,535,427)	1,961,825	$30,168,791

Class NAV

Sold	1,305,753	$23,366,485	7,460,531	$118,167,808
Distributions reinvested	5,113	90,046	2,919	49,558
Repurchased	(3,641,313)	(68,492,693)	(1)	(12)
Net increase (decrease)	(2,330,447)	($45,036,162)	7,463,449	$118,217,354
Net increase (decrease)	(2,578,492)	($49,571,589)	9,425,274	$148,386,145

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

All Cap Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	351,564	$5,877,321	1,534,041	$21,741,293
Distributions reinvested	46,855	754,366	1,978	29,388
Repurchased	(212,851)	(3,569,287)	(206,788)	(3,153,743)
Net increase (decrease)	185,568	$3,062,400	1,329,231	$18,616,938

Class NAV

Sold	2,509,531	$41,214,944	12,329,873	$173,586,947
Distributions reinvested	458,933	7,370,459	18,130	268,692
Repurchased	(11,254,545)	(191,782,275)	—	—
Net increase (decrease)	(8,286,081)	($143,196,872)	12,348,003	$173,855,639
Net increase (decrease)	(8,100,513)	($140,134,472)	13,677,234	$192,472,577

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Blue Chip Growth	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	577,597	$11,483,071	11,420,290	$192,142,629
Distributions reinvested	46,822	900,395	5,306	96,099
Repurchased	(1,292,131)	(25,344,305)	(1,056,336)	(18,624,249)
Net increase (decrease)	(667,712)	($12,960,839)	10,369,260	$173,614,479

Class NAV

Sold	12,329,239	$241,276,259	64,643,103	$1,091,778,066
Distributions reinvested	306,834	5,894,281	44,161	798,874
Repurchased	(3,024,837)	(62,984,230)	(3,576,152)	(65,139,214)
Net increase (decrease)	9,611,236	$184,186,310	61,111,112	$1,027,437,726
Net increase (decrease)	8,943,524	$171,225,471	71,480,372	$1,201,052,205

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Capital Appreciation	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	576,815	$5,971,139	7,646,975	$75,934,658
Distributions reinvested	7,858	80,148	—	—
Repurchased	(1,619,741)	(16,842,865)	(478,192)	(4,595,575)
Net increase (decrease)	(1,035,068)	($10,791,578)	7,168,783	$71,339,083

Class NAV

Sold	13,693,087	$143,208,394	42,013,807	$401,821,454
Distributions reinvested	52,765	538,729	—	—
Repurchased	(1,049,654)	(10,788,615)	(475,720)	(4,570,774)
Net increase (decrease)	12,696,198	$132,958,508	41,538,087	$397,250,680
Net increase (decrease)	11,661,130	$122,166,930	48,706,870	$468,589,763

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Core Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	78,155	$980,666	79,232	$988,911
Distributions reinvested	5,107	63,538	1,398	16,947
Repurchased	(35,034)	(436,961)	(3,699)	(45,815)
Net increase (decrease)	48,228	$607,243	76,931	$960,043

Class NAV

Sold	5,366,895	$67,109,137	15,383,056	$192,087,432
Distributions reinvested	854,619	10,624,228	406,966	4,956,804
Repurchased	(614,127)	(7,651,250)	(6,839)	(84,833)
Net increase (decrease)	5,607,387	$70,082,115	15,783,183	$196,959,403
Net increase (decrease)	5,655,615	$70,689,358	15,860,114	$197,919,446

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Core Equity	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	186,606	$2,969,030	916,332	$12,817,352
Distributions reinvested	4,815	76,757	—	—
Repurchased	(164,105)	(2,606,905)	(66,319)	(967,554)
Net increase (decrease)	27,316	$438,882	850,013	$11,849,798

Class NAV
Sold	10,927,208	$177,960,574	41,574,157	$583,783,533
Distributions reinvested	233,671	3,729,384	—	—
Repurchased	(978,198)	(16,035,685)	(640,480)	(9,611,239)
Net increase (decrease)	10,182,681	$165,654,273	40,933,677	$574,172,294
Net increase (decrease)	10,209,997	$166,093,155	41,783,690	$586,022,092

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Emerging Growth	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	454,590	$8,323,984	14,616,000	$242,600,553
Distributions reinvested	1,297,455	21,459,911	—	—
Repurchased	(1,278,968)	(22,763,661)	(8,047,719)	(133,391,250)
Net increase (decrease)	473,077	$7,020,234	6,568,281	$109,209,303

Class NAV

Sold	929,391	$16,371,896	2,848,551	$47,801,605
Distributions reinvested	589,138	9,744,345	—	—
Repurchased	(416,630)	(7,447,191)	(58,751)	(1,081,054)
Net increase (decrease)	1,101,899	$18,669,050	2,789,800	$46,720,551

Net increase (decrease)	1,574,976	$25,689,284	9,358,081	$155,929,854
1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Emerging Markets Value	Period ended 8-31-07[1]
	Shares	Amount

Class NAV

Sold	44,000,955	$459,713,807
Repurchased	(227,049)	(2,699,099)

Net increase (decrease)	43,773,906	$457,014,708
1 Period from 5-1-07 (commencement of operations) to 8-31-07.

Emerging Small Company	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	83,593	$2,503,534	2,017,391	$57,714,464
Distributions reinvested	183,998	5,121,451	—	—
Repurchased	(504,347)	(14,824,538)	(232,021)	(7,072,654)
Net increase (decrease)	(236,756)	($7,199,553)	1,785,370	$50,641,810

Class NAV

Sold	239,774	$7,217,294	3,401	$100,000
Distributions reinvested	1,872	52,195	—	—
Repurchased	(15,906)	(480,154)	—	—
Net increase (decrease)	225,740	$6,789,335	3,401	$100,000
Net increase (decrease)	(11,016)	($410,218)	1,788,771	$50,741,810

1 Class 1 and Class NAV shares began operations on 10-15-05 and 6-26-06, respectively.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Equity-Income	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,273,256	$24,627,604	10,841,153	$175,415,443
Distributions reinvested	645,455	12,057,099	35,892	612,671
Repurchased	(1,170,281)	(22,407,685)	(757,673)	(13,117,365)
Net increase (decrease)	748,430	$14,277,018	10,119,372	$162,910,749

Class NAV

Sold	5,721,349	$110,890,485	41,740,567	$679,203,718
Distributions reinvested	1,927,268	35,962,815	139,155	2,371,194
Repurchased	(743,856)	(14,993,199)	(12,320,846)	(221,623,437)
Net increase (decrease)	6,904,761	$131,860,101	29,558,876	$459,951,475
Net increase (decrease)	7,653,191	$146,137,119	39,678,248	$622,862,224

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Fundamental Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1
Sold	857,395	$14,638,351	4,406,006	$64,352,852
Distributions reinvested	88,640	1,505,113	7,132	109,544
Repurchased	(335,556)	(5,834,702)	(192,621)	(2,947,427)
Net increase (decrease)	610,479	$10,308,762	4,220,517	$61,514,969

Class NAV

Sold	9,918,028	$170,285,992	43,805,878	$643,905,194
Distributions reinvested	913,392	15,491,119	80,076	1,226,769
Repurchased	(845,429)	(15,322,187)	(8,097)	(119,942)
Net increase (decrease)	9,985,991	$170,454,924	43,877,857	$645,012,021
Net increase (decrease)	10,596,470	$180,763,686	48,098,374	$706,526,990

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Global Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1
Sold	884,608	$13,106,978	3,319,111	$48,301,151
Distributions reinvested	101,009	1,465,646	15,790	227,540
Repurchased	(908,875)	(13,270,966)	(565,053)	(8,153,979)
Net increase (decrease)	76,742	$1,301,658	2,769,848	$40,374,712

Class NAV

Sold	14,987,825	$217,943,125	37,810,358	$545,663,651
Distributions reinvested	1,489,821	21,572,614	194,896	2,800,652
Repurchased	(2,889,191)	(42,495,399)	(555,964)	(8,062,548)
Net increase (decrease)	13,588,455	$197,020,340	37,449,290	$540,401,755
Net increase (decrease)	13,665,197	$198,321,998	40,219,138	$580,776,467

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Global Real Estate	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	9,526,393	$113,846,888	35,315,465	$352,026,731
Distributions reinvested	1,320,193	15,063,407	—	—
Repurchased	(4,407,616)	(52,862,115)	(828,195)	(8,290,766)
Net increase (decrease)	6,438,970	$76,048,180	34,487,270	$343,735,965

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

High Income	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	5,820,135	$64,070,061	28,959,651	$289,253,392
Distributions reinvested	2,072,989	22,119,587	323,060	3,127,218
Repurchased	(1,063,085)	(11,687,315)	(66)	(663)

Net increase (decrease)	6,830,039	$74,502,333	29,282,645	$292,379,947

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

High Yield	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,731,776	$17,943,511	4,684,483	$47,431,727
Distributions reinvested	374,824	3,820,526	241,386	2,373,236
Repurchased	(1,656,268)	(16,963,038)	(583,626)	(5,964,590)
Net increase (decrease)	450,332	$4,800,999	4,342,243	$43,840,373

Class NAV

Sold	36,127,328	$371,263,509	148,852,350	$1,504,335,643
Distributions reinvested	10,436,699	105,904,938	6,834,498	67,041,478
Repurchased	(3,393,446)	(35,301,505)	(42,180,007)	(440,523,474)
Net increase (decrease)	43,170,581	$441,866,942	113,506,841	$1,130,853,647
Net increase (decrease)	43,620,913	$446,667,941	117,849,084	$1,174,694,020

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Index 500	Period ended 8-31-07[1]
	Shares	Amount

Class NAV

Sold	7,735,742	$81,347,762
Distributions reinvested	11,042	112,959
Repurchased	(15,471)	(164,315)
Net increase (decrease)	7,731,313	$81,296,406

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

International Equity Index	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	4,199,279	$88,536,529	16,356,516	$274,978,009
Distributions reinvested	477,334	9,656,472	125,191	2,080,681
Repurchased	(2,193,361)	(48,666,479)	(254,897)	(4,623,820)
Net increase (decrease)	2,483,252	$49,526,522	16,226,810	$272,434,870

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

International Opportunities	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	774,797	$13,674,979	601,742	$9,273,103
Distributions reinvested	12,044	210,053	2,943	42,136
Repurchased	(157,552)	(2,864,391)	(50,208)	(778,720)
Net increase (decrease)	629,289	$11,020,641	554,477	$8,536,519

Class NAV
Sold	7,121,612	$127,039,719	34,334,780	$486,232,885
Distributions reinvested	511,075	8,933,583	1,294,925	18,582,164
Repurchased	(2,365,190)	(44,453,744)	(1,453,315)	(22,354,475)
Net increase (decrease)	5,267,497	$91,519,558	34,176,390	$482,460,574
Net increase (decrease)	5,896,786	$102,540,199	34,730,867	$490,997,093

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

International Small Cap	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount
Class 1

Sold	1,705,776	$39,483,733	2,219,040	$42,103,836
Distributions reinvested	290,717	5,971,316	3,177	59,757
Repurchased	(466,680)	(10,228,024)	(458,599)	(9,035,256)
Net increase (decrease)	1,529,813	$35,227,025	1,763,618	$33,128,337

Class NAV

Sold	1,871,638	$41,177,768	27,389,877	$502,849,801
Distributions reinvested	2,687,720	55,205,771	54,397	1,022,670
Repurchased	(6,382,317)	(154,507,946)	(10,310,152)	(226,267,466)
Net increase (decrease)	(1,822,959)	($58,124,407)	17,134,122	$277,605,005
Net increase (decrease)	(293,146)	($22,897,382)	18,897,740	$310,733,342

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Small Company	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	4,479,563	$47,858,040	23,673,770	$234,475,079
Distributions reinvested	142,824	1,485,367	—	—
Repurchased	(6,573,164)	(77,025,666)	—	—
Net increase (decrease)	(1,950,777)	($27,682,259)	23,673,770	$234,475,079

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

International Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,322,833	$25,328,322	7,948,556	$122,657,545
Distributions reinvested	671,707	12,413,151	22,472	353,039
Repurchased	(1,294,803)	(24,669,632)	(464,178)	(7,536,803)
Net increase (decrease)	699,737	$13,071,841	7,506,850	$115,473,781

Class NAV

Sold	9,130,148	$173,324,628	57,595,544	$868,428,490
Distributions reinvested	4,037,073	74,443,625	183,500	2,875,449
Repurchased	(5,019,354)	(100,607,697)	(11,028,757)	(195,470,875)
Net increase (decrease)	8,147,867	$147,160,556	46,750,287	$675,833,064
Net increase (decrease)	8,847,604	$160,232,397	54,257,137	$791,306,845

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Investment Quality Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,021,236	$11,972,047	3,270,289	$38,683,682
Distributions reinvested	158,709	1,852,666	93,593	1,074,307
Repurchased	(460,220)	(5,382,723)	(400,700)	(4,711,127)
Net increase (decrease)	719,725	$8,441,990	2,963,182	$35,046,862

Class NAV

Sold	2,300,517	$27,013,344	7,735,080	$91,307,476
Distributions reinvested	452,189	5,273,536	245,235	2,811,572
Repurchased	(188,896)	(2,204,492)	(35,590)	(421,740)
Net increase (decrease)	2,563,810	$30,082,388	7,944,725	$93,697,308
Net increase (decrease)	3,283,535	$38,524,378	10,907,907	$128,744,170

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Large Cap	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,889,334	$31,381,392	302,458	$4,282,728
Distributions reinvested	5,975	92,678	100	1,427
Repurchased	(136,889)	(2,238,827)	(162,086)	(2,317,240)
Net increase (decrease)	1,758,420	$29,235,243	140,472	$1,966,915

Class NAV

Sold	8,044,087	$133,488,429	13,058,478	$177,726,453
Distributions reinvested	463,113	7,182,882	14,836	212,011
Repurchased	(35,192)	(565,500)	(53)	(777)
Net increase (decrease)	8,472,008	$140,105,811	13,073,261	$177,937,687
Net increase (decrease)	10,230,428	$169,341,054	13,213,733	$179,904,602

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Large Cap Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,062,104	$26,272,941	4,869,615	$109,652,824
Distributions reinvested	28,375	703,700	1,106	24,237
Repurchased	(637,635)	(16,149,763)	(285,910)	(6,490,215)
Net increase (decrease)	452,844	$10,826,878	4,584,811	$103,186,846

Class NAV

Sold	5,881,000	$147,425,132	10,165,283	$218,373,407
Distributions reinvested	79,838	1,983,171	13,349	293,006
Repurchased	(278,132)	(7,646,247)	(55)	(1,305)
Net increase (decrease)	5,682,706	$141,762,056	10,178,577	$218,665,108
Net increase (decrease)	6,135,550	$152,588,934	14,763,388	$321,851,954

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Cap Index	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	20,726,108	$415,874,261	9,364,334	$172,967,966
Distributions reinvested	148,583	2,912,236	5,412	98,937
Repurchased	(10,039,477)	(215,246,486)	(9)	(167)
Net increase (decrease)	10,835,214	$203,540,011	9,369,737	$173,066,736

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

Mid Cap Intersection	Period ended 8-31-07[1]
	Shares	Amount

Class NAV

Sold	35,165,220	$353,015,606
Repurchased	(316,301)	(3,288,504)
Net increase (decrease)	34,848,919	$349,727,102

1 Period from 5-1-07 (commencement of operations) to 8-31-07.

Mid Cap Stock	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	960,440	$17,124,190	7,177,859	$101,765,405
Distributions reinvested	323,891	5,383,070	7,197	110,835
Repurchased	(871,977)	(14,994,688)	(433,964)	(6,723,460)
Net increase (decrease)	412,354	$7,512,572	6,751,092	$95,152,780

Class NAV

Sold	7,142,479	$129,608,890	12,263,280	$175,063,032
Distributions reinvested	600,744	9,996,375	12,654	195,005
Repurchased	(749,907)	(14,363,978)	(13,321)	(200,978)
Net increase (decrease)	6,993,316	$125,241,287	12,262,613	$175,057,059
Net increase (decrease)	7,405,670	$132,753,859	19,013,705	$270,209,839

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Mid Cap Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	843,108	$17,718,229	5,216,018	$93,070,872
Distributions reinvested	232,425	4,648,507	8,173	156,021
Repurchased	(638,176)	(13,127,790)	(270,546)	(5,091,481)
Net increase (decrease)	437,357	$9,238,946	4,953,645	$88,135,412

Class NAV

Sold	5,056,349	$110,680,494	7,331,183	$131,352,458
Distributions reinvested	128,234	2,563,422	12,119	230,981
Repurchased	(61,424)	(1,366,694)	(4,708,091)	(91,289,836)
Net increase (decrease)	5,123,159	$111,877,222	2,635,211	$40,293,603
Net increase (decrease)	5,560,516	$121,116,168	7,588,856	$128,429,015

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Mid Cap Value Equity	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	1,401,010	$14,976,201	10,163,245	$101,230,202
Distributions reinvested	59,141	611,515	—	—
Repurchased	(327,297)	(3,896,220)	—	—
Net increase (decrease)	1,132,854	$11,691,496	10,163,245	$101,230,202

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Natural Resources	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,024,519	$41,344,766	2,667,622	$84,051,737
Distributions reinvested	110,329	3,900,147	1,596	51,094
Repurchased	(798,350)	(28,750,095)	(390,223)	(12,861,630)
Net increase (decrease)	336,498	$16,494,818	2,278,995	$71,241,201

Class NAV

Sold	8,180,205	$291,532,246	26,990,316	$791,451,774
Distributions reinvested	1,168,533	41,167,430	21,664	691,085
Repurchased	(11,526,262)	(460,846,911)	(7,583,489)	(243,417,369)
Net increase (decrease)	(2,177,524)	($128,147,235)	19,428,491	$548,725,490
Net increase (decrease)	(1,841,026)	($111,652,417)	21,707,486	$619,966,691

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Quantitative All Cap	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class A

Sold	—	—	125,000	$1,250,000
Distributions reinvested	685	$7,698	—	—
Net increase	685	$7,698	125,000	$1,250,000

Class B

Sold	—	—	125,000	$1,250,000
Distributions reinvested	280	$3,141	—	—
Net increase	280	$3,141	125,000	$1,250,000

Class C

Sold	—	—	125,000	$1,250,000
Distributions reinvested	280	$3,141	—	—
Net increase	280	$3,141	125,000	$1,250,000

Class I

Sold	—	—	125,000	$1,250,000
Distributions reinvested	859	$9,650	—	—
Net increase	859	$9,650	125,000	$1,250,000
Net increase (decrease)	2,104	$23,630	500,000	$5,000,000

1 Period from 7-28-06 (commencement of operations) to 8-31-06.

Quantitative Mid Cap	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	193,789	$3,007,101	10,131,602	$139,050,728
Distributions reinvested	16,994	258,139	4,513	67,201
Repurchased	(1,741,906)	(27,107,708)	(821,113)	(12,018,583)
Net increase (decrease)	(1,531,123)	($23,842,468)	9,315,002	$127,099,346

Class NAV[2]

Sold	659,708	$10,193,692	3,477,624	$48,688,174
Distributions reinvested	7,653	116,243	1,504	22,396
Repurchased	(4,146,489)	(67,569,821)	—	—
Net increase (decrease)	(3,479,128)	($57,259,886)	3,479,128	$48,710,570
Net increase (decrease)	(5,010,251)	($81,102,354)	12,794,130	$175,809,916

1 Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.
2 Class NAV shares of Quantitative Mid Cap were terminated on 5-3-07.

Quantitative Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	891,205	$15,602,769	12,177,329	$172,995,129
Distributions reinvested	362,329	6,239,310	20,598	316,796
Repurchased	(1,020,359)	(18,082,760)	(6,412,260)	(91,864,606)
Net increase (decrease)	233,175	$3,759,319	5,785,667	$81,447,319

Class NAV

Sold	15,653,371	$279,195,794	21,861,897	$322,294,660
Distributions reinvested	1,587,755	27,357,022	59,655	917,492
Repurchased	(418,062)	(7,673,038)	(46,554)	(752,703)
Net increase (decrease)	16,823,064	$298,879,778	21,874,998	$322,459,449
Net increase (decrease)	17,056,239	$302,639,097	27,660,665	$403,906,768

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Real Estate Equity	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	3,044,992	$36,200,187	26,299,462	$262,958,482
Distributions reinvested	703,894	8,101,824	—	—
Repurchased	(5,258,219)	(65,978,590)	(1,276,416)	(13,500,524)
Net increase (decrease)	(1,509,333)	($21,676,579)	25,023,046	$249,457,958

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

Real Estate Securities	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,700,692	$41,830,289	6,284,572	$148,199,995
Distributions reinvested	4,621,957	86,754,141	39,680	993,592
Repurchased	(3,882,475)	(75,519,173)	(627,908)	(16,050,282)
Net increase (decrease)	2,440,174	$53,065,257	5,696,344	$133,143,305

Class NAV[2]

Sold	—	—	22,695,411	$537,633,578
Distributions reinvested	—	—	153,457	3,836,410
Repurchased	—	—	(22,848,868)	(620,415,037)
Net increase (decrease)	—	—	—	($78,945,049)
Net increase (decrease)	2,440,174	$53,065,257	5,696,344	$54,198,256

1 Period from 10-15-05 (commencement of operations) to 8-31-06.
2 Class NAV shares of Real Estate Securities Fund were terminated on 5-1-06.

Real Return Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	478,649	$6,295,015	1,454,328	$19,581,447
Distributions reinvested	50,068	653,154	36,073	467,161
Repurchased	(384,686)	(5,048,557)	(196,896)	(2,628,853)
Net increase (decrease)	144,031	$1,899,612	1,293,505	$17,419,755

Class NAV
Sold	22,878,787	$298,698,002	50,304,888	$671,385,157
Distributions reinvested	2,460,953	31,813,651	1,498,244	19,250,689
Repurchased	(4,019,436)	(52,642,293)	(414,756)	(5,458,616)
Net increase (decrease)	21,320,304	$277,869,360	51,388,376	$685,177,230
Net increase (decrease)	21,464,335	$279,768,972	52,681,881	$702,596,985

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Cap	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	61,796	$963,241	71,459	$1,051,472
Repurchased	(39,122)	(610,743)	(14,710)	(218,414)
Net increase (decrease)	22,674	$352,498	56,749	$833,058

Class NAV
Sold	2,911,876	$45,235,524	17,159,599	$234,797,473
Repurchased	(9,412,869)	(150,924,715)	(84,253)	(1,306,123)
Net increase (decrease)	(6,500,993)	($105,689,191)	17,075,346	$233,491,350
Net increase (decrease)	(6,478,319)	($105,336,693)	17,132,095	$234,324,408

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Cap Index	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	2,604,866	$45,066,530	7,837,004	$119,876,928
Distributions reinvested	301,054	5,027,596	5,687	86,672
Repurchased	(5,499,498)	(97,783,789)	(2)	(40)
Net increase (decrease)	(2,593,578)	($47,689,663)	7,842,689	$119,963,560

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Cap Opportunities	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	266,931	$6,517,864	1,423,438	$31,374,556
Distributions reinvested	53,393	1,280,892	2,275	52,542
Repurchased	(158,586)	(3,901,915)	(115,637)	(2,690,949)
Net increase (decrease)	161,738	$3,896,841	1,310,076	$28,736,149

Class NAV

Sold	696,274	$17,063,145	11,275,084	$243,592,568
Distributions reinvested	368,714	8,804,891	21,585	496,243
Repurchased	(2,137,165)	(54,427,134)	(1,933,247)	(49,121,188)
Net increase (decrease)	(1,072,177)	($28,559,098)	9,363,422	$194,967,623
Net increase (decrease)	(910,439)	($24,662,257)	10,673,498	$223,703,772

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Company	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	46,205	$794,825	444,470	$6,952,364
Repurchased	(126,691)	(2,171,378)	(50,652)	(835,677)
Net increase (decrease)	(80,486)	($1,376,553)	393,818	$6,116,687

Class NAV

Sold	1,267,238	$21,484,026	5,775,746	$88,554,245
Repurchased	(1,420,528)	(25,991,283)	(116,590)	(1,993,906)
Net increase (decrease)	(153,290)	($4,507,257)	5,659,156	$86,560,339
Net increase (decrease)	(233,776)	($5,883,810)	6,052,974	$92,677,026

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Company Growth	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV
Sold	9,408,432	$124,318,163	6,665,333	$67,787,539
Distributions reinvested	117,039	1,393,929	—	—
Repurchased	(279,058)	(3,781,747)	(4)	(51)
Net increase (decrease)	9,246,413	$121,930,345	6,665,329	$67,787,488

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

Small Company Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	336,822	$8,639,569	6,651,337	$142,249,964
Distributions reinvested	106,036	2,645,608	11,964	272,671
Repurchased	(1,136,528)	(29,046,918)	(381,270)	(8,873,772)
Net increase (decrease)	(693,670)	($17,761,741)	6,282,031	$133,648,863

Class NAV

Sold	2,312,549	$60,143,382	10,194,775	$220,030,278
Distributions reinvested	184,446	4,596,397	17,657	401,689
Repurchased	(260,041)	(7,091,324)	(86,262)	(2,158,577)
Net increase (decrease)	2,236,954	$57,648,455	10,126,170	$218,273,390
Net increase (decrease)	1,543,284	$39,886,714	16,408,201	$351,922,253

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Special Value	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	67,262	$1,388,106	208,064	$4,049,944
Distributions reinvested	88,373	1,463,555	60	1,203
Repurchased	(47,989)	(940,920)	(19,736)	(404,619)
Net increase (decrease)	107,646	$1,910,741	188,388	$3,646,528

Class NAV[2]
Sold	921,940	$19,935,252	6,047,081	$115,644,477
Distributions reinvested	1,499,916	25,067,477	3,993	80,458
Repurchased	(8,455,481)	(162,178,408)	(17,449)	(373,044)
Net increase (decrease)	(6,033,625)	($117,175,679)	6,033,625	$115,351,891
Net increase (decrease)	(5,925,979)	($115,264,938)	6,222,013	$118,998,419

1 Period from 10-15-05 (commencement of operations) to 8-31-06.
2 Class NAV shares of Special Value were terminated on 5-30-07.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Spectrum Income	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	19,790,247	$208,019,793	72,620,367	$729,434,258
Distributions reinvested	3,740,072	38,987,693	1,821,119	18,140,475
Repurchased	(4,753,186)	(50,541,537)	(70,634)	(713,593)
Net increase (decrease)	18,777,133	$196,465,949	74,370,852	$746,861,140

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

Strategic Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,055,066	$12,577,465	3,816,438	$45,216,126
Distributions reinvested	198,759	2,346,726	154,844	1,757,818
Repurchased	(918,020)	(10,881,824)	(428,849)	(5,062,957)
Net increase (decrease)	335,805	$4,042,367	3,542,433	$41,910,987

Class NAV

Sold	12,885,694	$153,358,252	41,372,661	$489,625,288
Distributions reinvested	1,494,094	17,589,329	1,154,531	13,154,541
Repurchased	(567,651)	(6,754,090)	(19,596,041)	(232,996,134)
Net increase (decrease)	13,812,137	$164,193,491	22,931,151	$269,783,695
Net increase (decrease)	14,147,942	$168,235,858	26,473,584	$311,694,682

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

Strategic Income	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	13,521,665	$136,051,831	27,748,210	$277,448,128
Distributions reinvested	1,271,380	12,664,623	204,788	2,008,968
Repurchased	(739,348)	(7,433,421)	(60)	(599)
Net increase (decrease)	14,053,697	$141,283,033	27,952,938	$279,456,497

1 Period from 4-28-06 (commencement of operations) to 8-31-06.

Total Bond Market	Period ended 8-31-07[1]
	Shares	Amount

Class NAV

Sold	5,274,108	$52,752,211
Distributions reinvested	173,216	1,721,518
Repurchased	(97,420)	(968,055)
Net increase (decrease)	5,349,904	$53,505,674

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

Total Return	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	1,461,759	$20,131,423	9,048,783	$123,937,034
Distributions reinvested	362,592	4,966,012	207,106	2,773,005
Repurchased	(1,245,697)	(17,073,693)	(708,309)	(9,688,915)
Net increase (decrease)	578,654	$8,023,742	8,547,580	$117,021,124

Class NAV

Sold	28,155,152	$385,995,030	74,491,595	$1,015,920,334
Distributions reinvested	3,705,780	50,609,975	1,802,766	24,067,715
Repurchased	(5,758,511)	(78,833,586)	(568,832)	(7,736,934)
Net increase (decrease)	26,102,421	$357,771,419	75,725,529	$1,032,251,115
Net increase (decrease)	26,681,075	$365,795,161	84,273,109	$1,149,272,239

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

U.S. Global Leaders Growth	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	177,114	$2,387,076	2,202,160	$28,041,942
Distributions reinvested	9,064	122,004	798	10,881
Repurchased	(855,485)	(11,546,186)	(245,208)	(3,204,861)
Net increase (decrease)	(669,307)	($9,037,106)	1,957,750	$24,847,962

Class NAV

Sold	12,766,100	$172,709,123	35,653,852	$470,772,227
Distributions reinvested	185,435	2,499,659	14,555	198,524
Repurchased	(242,444)	(3,269,032)	(46)	(606)
Net increase (decrease)	12,709,091	$171,939,750	35,668,361	$470,970,145
Net increase (decrease)	12,039,784	$162,902,644	37,626,111	$495,818,107

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

U.S. Government Securities	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1
Sold	580,345	$7,852,313	3,851,037	$52,131,775
Distributions reinvested	147,423	1,988,057	81,104	1,075,609
Repurchased	(679,186)	(9,183,312)	(775,755)	(10,473,685)
Net increase (decrease)	48,582	$657,058	3,156,386	$42,733,699

Class NAV
Sold	2,754,413	$37,331,587	11,671,805	$157,472,769
Distributions reinvested	598,778	8,059,704	276,030	3,648,865
Repurchased	(3,717,936)	(50,520,418)	(102,426)	(1,383,028)
Net increase (decrease)	(364,745)	($5,129,127)	11,845,409	$159,738,606
Net increase (decrease)	(316,163)	($4,472,069)	15,001,795	$202,472,305

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

U.S. High Yield Bond	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class 1

Sold	276,207	$3,655,440	168,182	$2,186,988
Distributions reinvested	17,230	226,325	3,037	38,635
Repurchased	(86,471)	(1,142,483)	(32,243)	(416,648)
Net increase (decrease)	206,966	$2,739,282	138,976	$1,808,975

Class NAV

Sold	7,130,519	$94,644,114	21,370,555	$276,725,027
Distributions reinvested	1,855,247	24,337,639	710,275	9,044,306
Repurchased	(580,754)	(7,773,806)	(50)	(663)
Net increase (decrease)	8,405,012	$111,207,947	22,080,780	$285,768,670
Net increase (decrease)	8,611,978	$113,947,229	22,219,756	$287,577,645

1 Period from 10-15-05 (commencement of operations) to 8-31-06.

U.S. Multi Sector	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	27,382,475	$305,886,028	117,752,970	$1,188,168,264
Distributions reinvested	1,725,150	18,821,383	134,960	1,421,127
Repurchased	(11,939,855)	(137,248,940)	(75,255)	(771,951)
Net increase (decrease)	17,167,770	$187,458,471	117,812,675	$1,188,817,440

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

Value	Period ended 8-31-07[1]
	Shares	Amount

Class NAV
Sold	1,218,509	$13,203,226
Distributions reinvested	693	7,330
Repurchased	(446)	(4,748)
Net increase (decrease)	1,218,756	$13,205,808

1 Period from 10-27-06 (commencement of operations) to 8-31-07.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Value & Restructuring	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV

Sold	5,649,370	$70,769,005	27,215,074	$289,386,759
Distributions reinvested	361,835	4,302,224	37,778	406,118
Repurchased	(2,178,133)	(29,533,506)	(499,385)	(5,569,033)
Net increase (decrease)	3,833,072	$45,537,723	26,753,467	$284,223,844

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

Vista	Year ended 8-31-07		Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Class NAV
Sold	1,487,006	$17,382,107	11,612,583	$118,006,782
Repurchased	(1,140,710)	(15,924,184)	(157,272)	(1,869,987)
Net increase (decrease)	346,296	$1,457,923	11,455,311	$116,136,795

1 Period from 10-29-05 (commencement of operations) to 8-31-06.

8. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Funds for the year ended August 31, 2007:

	Purchases		Sales and Maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Absolute Return	—	$979,119	—	$892,412
Active Bond	$617,756,889	219,321,706	$673,625,322	115,659,592
All Cap Core	—	963,469,497	—	817,429,021
All Cap Growth	—	154,560,523	—	199,249,895
All Cap Value	—	147,855,778	—	282,295,394
Blue Chip Growth	—	669,085,000	—	492,863,821
Capital Appreciation	—	465,785,295	—	343,558,996
Core Bond	680,772,960	172,053,163	605,176,209	162,499,976
Core Equity	—	245,812,097	—	87,864,735
Emerging Growth	—	78,987,367	—	92,306,424
Emerging Markets Value	—	465,000,183	—	7,877,784
Emerging Small Company	—	44,772,922	—	51,756,635
Equity-Income	—	261,353,260	—	163,701,089
Fundamental Value	—	221,695,938	—	50,267,131
Global Bond	644,857,589	1,739,758,293	1,709,927,356	1,373,091,320
Global Real Estate	—	459,437,143	—	400,075,372
High Income	—	307,497,140	—	227,368,929
High Yield	—	1,416,459,207	—	1,022,477,676
Index 500	—	65,642,740	—	1,223,830
International Equity Index	—	108,629,464	—	54,826,167
International Opportunities	—	899,309,134	—	841,520,867
International Small Cap	—	112,353,439	—	174,566,894
International Small Company	—	81,586,406	—	106,045,883
International Value	—	353,196,963	—	265,562,914
Investment Quality Bond	44,531,252	43,724,360	23,309,822	26,514,709
Large Cap	—	240,527,874	—	76,899,648
Large Cap Value	—	450,130,159	—	296,143,937
Mid Cap Index	—	449,566,969	—	258,715,468
Mid Cap Intersection	—	537,930,497	—	193,307,068
Mid Cap Stock	—	563,803,852	—	442,445,013
Mid Cap Value	—	177,415,947	—	62,728,383
Mid Cap Value Equity	—	44,368,585	—	29,953,745
Natural Resources	—	455,984,919	—	598,677,196
Quantitative All Cap	—	8,331,518	—	8,323,980
Quantitative Mid Cap	—	391,972,540	—	469,021,009
Quantitative Value	—	1,358,111,981	—	1,080,133,681
Real Estate Equity	—	149,666,159	—	175,206,393
Real Estate Securities	—	164,716,826	—	188,387,797
Real Return Bond	2,185,994,392	125,729,264	1,931,893,879	25,317,418
Small Cap	—	257,748,967	—	363,230,287
Small Cap Index	—	47,658,970	—	99,467,678
Small Cap Opportunities	—	118,662,746	—	140,761,261
Small Company	—	164,675,358	—	170,680,080
Small Company Growth	—	164,520,963	—	46,360,206
Small Company Value	—	112,633,046	—	78,093,018
Special Value	—	78,115,145	—	201,987,333
Spectrum Income	338,364,219	476,377,794	240,513,553	369,577,576

John Hancock Funds II

Notes to Financial Statements

INVESTMENT TRANSACTIONS, CONTINUED

	Purchases		Sales and Maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Strategic Bond	$222,388,355	$248,974,025	$208,001,143	$158,223,927
Strategic Income	163,817,998	329,761,453	108,105,443	237,645,820
Total Bond Market	84,339,694	15,031,195	46,089,586	1,144,285
Total Return	4,790,355,641	684,851,721	4,632,883,784	96,425,814
U.S. Global Leaders Growth	—	299,245,390	—	134,843,209
U.S. Government Securities	150,220,492	20,700,811	192,222,371	2,319,474
U.S. High Yield Bond	—	411,227,505	—	285,446,265
U.S. Multi Sector	—	1,158,721,217	—	977,307,047
Value	—	18,150,166	—	5,568,960
Value & Restructuring	—	114,397,255	—	66,236,537
Vista Fund	—	225,353,833	—	222,181,453

The cost of investments owned on August 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

				Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Absolute Return	$5,309,064	$324,655	($5,158)	$319,497
Active Bond	571,950,648	3,803,528	(8,062,689)	(4,259,161)
All Cap Core	475,050,122	20,791,803	(18,198,750)	2,593,053
All Cap Growth	109,359,867	26,779,022	(1,860,281)	24,918,741
All Cap Value	84,713,363	14,086,583	(1,147,185)	12,939,398
Blue Chip Growth	1,433,253,035	325,071,382	(23,667,694)	301,403,688
Capital Appreciation	589,577,597	96,753,644	(14,885,197)	81,868,447
Core Bond	296,405,384	1,681,642	(1,892,468)	(210,826)
Core Equity	759,896,124	118,867,730	(52,777,672)	66,090,058
Emerging Growth	254,103,290	27,502,052	(22,557,945)	4,944,107
Emerging Markets Value	458,586,076	39,083,921	(16,512,719)	22,571,202
Emerging Small Company	64,594,925	8,684,097	(3,027,691)	5,656,406
Equity-Income	848,129,980	130,112,103	(23,327,875)	106,784,228
Fundamental Value	920,917,141	150,399,848	(22,036,904)	128,362,944
Global Bond	1,326,780,419	14,024,825	(8,232,269)	5,792,556
Global Real Estate	472,373,390	44,525,745	(25,833,438)	18,692,307
High Income	381,425,792	14,999,085	(17,100,000)	(2,100,915)
High Yield	1,665,098,456	9,613,486	(72,286,928)	(62,673,442)
Index 500	80,928,082	3,780,871	(1,898,433)	1,882,438
International Equity Index	383,149,361	91,922,745	(7,783,046)	84,139,699
International Opportunities	825,902,642	129,703,630	(18,183,963)	111,519,667
International Small Cap	408,900,282	115,046,960	(18,105,372)	96,941,588
International Small Company	271,640,085	44,311,356	(20,706,277)	23,605,079
International Value	1,213,237,869	209,479,439	(20,051,842)	189,427,597
Investment Quality Bond	174,721,286	444,980	(3,010,341)	(2,565,361)
Large Cap	367,085,582	29,735,243	(9,741,357)	19,993,886
Large Cap Value	496,045,843	62,224,933	(12,484,066)	49,740,867
Mid Cap Index	408,220,400	43,361,798	(23,860,357)	19,501,441
Mid Cap Intersection	343,002,867	11,836,898	(22,477,049)	(10,640,151)
Mid Cap Stock	486,018,280	72,757,804	(8,355,053)	64,402,751
Mid Cap Value	268,305,718	29,536,434	(12,485,359)	17,051,075
Mid Cap Value Equity	120,377,724	18,413,303	(4,981,046)	13,432,257
Natural Resources	782,981,707	175,294,744	(7,841,572)	167,453,172
Quantitative All Cap	5,853,307	596,232	(256,477)	339,755
Quantitative Mid Cap	125,563,771	11,130,818	(4,251,273)	6,879,545
Quantitative Value	810,718,523	47,718,649	(37,942,273)	9,776,376
Real Estate Equity	264,500,688	12,874,165	(11,470,792)	1,403,373
Real Estate Securities	131,201,408	20,976,341	(3,651,518)	17,324,823
Real Return Bond	1,514,263,548	7,165,276	(22,989,946)	(15,824,670)
Small Cap	180,057,218	30,322,275	(7,503,757)	22,818,518
Small Cap Index	101,338,946	9,587,363	(5,978,333)	3,609,030
Small Cap Opportunities	238,642,403	44,323,603	(17,571,435)	26,752,168
Small Company	102,446,644	10,412,867	(5,205,770)	5,207,097
Small Company Growth	239,573,794	22,144,623	(8,049,587)	14,095,036
Small Company Value	470,191,515	83,110,100	(26,220,805)	56,889,295
Special Value	5,289,744	131,850	(421,464)	(289,614)
Spectrum Income	970,419,770	30,650,070	(15,411,729)	15,238,341
Strategic Bond	625,783,891	3,113,185	(12,884,117)	(9,770,932)
Strategic Income	427,888,027	6,883,277	(6,139,422)	743,855
Total Bond Market	53,441,734	136,272	(464,311)	(328,039)
Total Return	2,078,444,078	8,748,881	(12,276,053)	(3,527,172)
U.S. Global Leaders Growth	676,601,817	44,230,350	(9,101,389)	35,128,961

John Hancock Funds II

Notes to Financial Statements

INVESTMENT TRANSACTIONS, CONTINUED

				Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

U.S. Government Securities	$336,742,266	$845,308	($2,226,316)	($1,381,008)
U.S. High Yield Bond	412,760,250	1,665,187	(11,836,648)	(10,171,461)
U.S. Multi Sector	1,460,245,095	142,041,955	(59,459,798)	82,582,157
Value	14,078,503	753,387	(581,459)	171,928
Value & Restructuring	379,600,103	76,468,762	(15,189,998)	61,278,764
Vista	147,667,495	45,794,295	(1,209,101)	44,585,194

9. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits and excise tax regulations.

The tax-basis components of distributable earnings at August 31, 2007, were as follows:

	Undistributed	Undistributed Long	Capital Loss	Post-October
Fund	Ordinary Income	Term Capital Gains	Carryforward	Deferral

Absolute Return	$160,720	$32,304	—	—
Active Bond	5,016,977	—	$1,960,070	$1,709,912
All Cap Core	26,752,653	1,825,948	—	—
All Cap Growth	2,022,577	6,418,183	—	—
All Cap Value	10,100,390	20,691,075	—	—
Blue Chip Growth	12,686,779	224,978	—	60,767
Capital Appreciation	1,737,417	—	15,766,686	6,606,169
Core Bond	2,275,349	—	1,300,112	423,448
Core Equity	4,801,919	3,318,742	—	6,224
Emerging Growth	4,585,276	7,671,038	—	—
Emerging Markets Value	2,985,920	—	—	—
Emerging Small Company	—	—	330,602	—
Equity-Income	13,799,812	33,987,299	—	—
Fundamental Value	10,726,166	4,348,465	—	19,914
Global Bond	42,703,800	301,736	—	20,701,801
Global Real Estate	22,136,436	4,848,842	—	—
High Income	15,493,377	2,805,637	—	—
High Yield	31,057,694	4,440,144	—	—
Index 500	607,937	—	—	308,124
International Equity Index	8,509,537	8,325,686	—	—
International Opportunities	35,529,923	46,454,779	—	260,862
International Small Cap	16,936,896	54,644,464	—	—
International Small Company	15,860,927	4,690,440	—	—
International Value	41,584,855	60,805,466	—	—
Investment Quality Bond	1,757,055	—	449,060	79,911
Large Cap	5,039,682	3,859,801	—	—
Large Cap Value	9,887,679	8,031,102	—	—
Mid Cap Index	11,288,681	20,631,149	—	—
Mid Cap Intersection	206,283	—	—	5,201,689
Mid Cap Stock	18,283,929	16,867,072	—	14,538
Mid Cap Value	5,240,868	4,984,730	—	—
Mid Cap Value Equity	2,050,015	617,634	—	—
Natural Resources	8,642,149	158,283,487	—	118,551
Quantitative All Cap	588,484	23,172	—	—
Quantitative Mid Cap	10,813,100	11,502,057	—	402
Quantitative Value	47,105,215	22,039,650	—	—
Real Estate Equity	20,587,777	4,676,533	—	5,858
Real Estate Securities	4,958,616	15,168,331	—	—
Real Return Bond	12,530,585	—	377,841	10,338,842
Small Cap	4,093,588	13,511,001	—	—
Small Cap Index	3,441,780	10,071,967	—	—
Small Cap Opportunities	1,801,250	597,655	—	—
Small Company	1,447,889	4,794,378	—	—
Small Company Growth	1,116,552	3,386,421	—	2
Small Company Value	3,044,800	11,103,980	—	—
Special Value	576,340	608,118	—	—
Spectrum Income	12,257,264	8,614,437	—	—
Strategic Bond	3,908,387	—	2,807,385	1,402,625
Strategic Income	3,175,927	—	723,503	1,433,181
Total Bond Market	478,101	—	—	72,568
Total Return	19,954,402	—	—	4,836,103

John Hancock Funds II

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

	Undistributed	Undistributed Long	Capital Loss	Post-October
Fund	Ordinary Income	Term Capital Gains	Carryforward	Deferral

U.S. Global Leaders Growth	$2,643,747	—	$6,352,476	$9,891,479
U.S. Government Securities	1,745,191	$77	—	1,518,756
U.S. High Yield Bond	5,298,608	109,905	—	—
U.S. Multi Sector	34,207,189	30,744,288	—	—
Value	552,499	—	—	—
Value & Restructuring	5,575,667	—	—	1,307,750
Vista	1,575,533	6,177,573	—	212,522

The tax character of distributions paid during 2007 and 2006 was as follows:

		2007 Distributions				2006 Distributions

	Ordinary	Long Term	Return of		Ordinary	Long Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total

Absolute Return	$141,122	—	—	$141,122	—	—	—	—
Active Bond	24,243,142	—	—	24,243,142	$11,175,483	—	—	$11,175,483
All Cap Core	1,286,357	—	—	1,286,357	—	—	—	—
All Cap Growth	108,295	—	—	108,295	65,224	—	—	65,224
All Cap Value	7,918,783	$206,042	—	8,124,825	298,080	—	—	298,080
Blue Chip Growth	6,794,676	—	—	6,794,676	894,973	—	—	894,973
Capital Appreciation	618,877	—	—	618,877	—	—	—	—
Core Bond	10,687,766	—	—	10,687,766	4,973,751	—	—	4,973,751
Core Equity	3,806,141	—	—	3,806,141	—	—	—	—
Emerging Growth	31,204,256	—	—	31,204,256	—	—	—	—
Emerging Markets Value	—	—	—	—	—	—	—	—
Emerging Small Company	5,173,646	—	—	5,173,646	—	—	—	—
Equity-Income	47,923,033	96,881	—	48,019,914	2,983,865	—	—	2,983,865
Fundamental Value	16,996,232	—	—	16,996,232	1,336,313	—	—	1,336,313
Global Bond	21,809,471	1,228,789	—	23,038,260	3,028,192	—	—	3,028,192
Global Real Estate	15,063,407	—	—	15,063,407	—	—	—	—
High Income	22,119,587	—	—	22,119,587	3,127,218	—	—	3,127,218
High Yield	109,599,500	125,964	—	109,725,464	69,414,714	—	—	69,414,714
Index 500	112,959	—	—	112,959	—	—	—	—
International Equity Index	9,656,472	—	—	9,656,472	2,080,681	—	—	2,080,681
International Opportunities	8,456,964	686,672	—	9,143,636	18,624,300	—	—	18,624,300
International Small Cap	61,127,648	49,439	—	61,177,087	1,082,427	—	—	1,082,427
International Small Company	1,485,367	—	—	1,485,367	—	—	—	—
International Value	86,613,411	243,365	—	86,856,776	3,228,488	—	—	3,228,488
Investment Quality Bond	7,123,735	2,467	—	7,126,202	3,885,879	—	—	3,885,879
Large Cap	7,135,563	139,997	—	7,275,560	213,439	—	—	213,439
Large Cap Value	2,686,871	—	—	2,686,871	317,242	—	—	317,242
Mid Cap Index	2,910,338	1,898	—	2,912,236	98,937	—	—	98,937
Mid Cap Intersection	—	—	—	—	—	—	—	—
Mid Cap Stock	15,359,865	19,580	—	15,379,445	305,840	—	—	305,840
Mid Cap Value	7,187,939	23,990	—	7,211,929	387,001	—	—	387,001
Mid Cap Value Equity	611,515	—	—	611,515	—	—	—	—
Natural Resources	41,421,256	3,646,321	—	45,067,577	742,179	—	—	742,179
Quantitative All Cap	23,630	—	—	23,630	—	—	—	—
Quantitative Mid Cap	371,381	3,001	—	374,382	89,597	—	—	89,597
Quantitative Value	33,554,334	41,998	—	33,596,332	1,234,288	—	—	1,234,288
Real Estate Equity	7,130,723	971,101	—	8,101,824	—	—	—	—
Real Estate Securities	83,466,330	3,287,811	—	86,754,141	4,074,530	$755,472	—	4,830,002
Real Return Bond	30,900,045	1,566,760	—	32,466,805	19,717,849	—	—	19,717,849
Small Cap	—	—	—	—	—	—	—	—
Small Cap Index	4,745,805	281,791	—	5,027,596	86,672	—	—	86,672
Small Cap Opportunities	9,896,805	188,978	—	10,085,783	548,785	—	—	548,785
Small Company	—	—	—	—	—	—	—	—
Small Company Growth	1,393,929	—	—	1,393,929	—	—	—	—
Small Company Value	7,188,099	53,906	—	7,242,005	674,360	—	—	674,360
Special Value	11,753,317	14,777,715	—	26,531,032	81,660	—	—	81,660
Spectrum Income	38,926,894	60,799	—	38,987,693	18,140,475	—	—	18,140,475
Strategic Bond	19,936,055	—	—	19,936,055	14,870,223	42,136	—	14,912,359
Strategic Income	12,664,623	—	—	12,664,623	2,008,968	—	—	2,008,968
Total Bond Market	1,721,518	—	—	1,721,518	—	—	—	—
Total Return	55,480,040	95,947	—	55,575,987	26,840,720	—	—	26,840,720
U.S. Global Leaders Growth	2,621,663	—	—	2,621,663	209,406	—	—	209,406
U.S. Government Securities	9,964,754	83,007	—	10,047,761	4,688,432	36,042	—	4,724,474
U.S. High Yield Bond	24,563,964	—	—	24,563,964	9,082,941	—	—	9,082,941
U.S. Multi Sector	17,672,102	1,149,281	—	18,821,383	1,421,127	—	—	1,421,127
Value	7,330	—	—	7,330	—	—	—	—
Value & Restructuring	4,214,793	87,431	—	4,302,224	406,118	—	—	406,118
Vista	—	—	—	—	—	—	—	—

John Hancock Funds II

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

At August 31, 2007, capital loss carryforwards available to offset future realized gains were approximately:

		Capital Loss Carryforward
		Expiring at August 31
Fund	2014	2015

Active Bond	—	$1,960,070
Capital Appreciation	$21,055	15,745,631
Core Bond	—	1,300,112
Emerging Small Company	—	330,602
Investment Quality Bond	—	449,060
Real Return Bond	—	377,841
Strategic Bond	—	2,807,385
Strategic Income	—	723,503
U.S. Global Leaders Growth	—	6,352,476

In July 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

10. INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Absolute Return Portfolio invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. A summary of the Absolute Return Portfolio’s transactions in the securities of affiliated issuers during the year ended August 31, 2007, is set forth below:

	Beginning			Ending
	Share	Shares	Shares	Share	Sale	Ending
Affiliate — Class Nav	Amount	Purchased	Sold	Amount	Proceeds	Value

John Hancock Funds II
Capital Appreciation Fund	21,668	76	483	21,261	$5,161	$229,620
Core Bond Fund	12,400	1,458	7,032	6,826	86,991	85,319
Emerging Small Company Fund	3,401	542	3,943	—	119,083	—
Equity-Income Fund	5,807	5,738	282	11,263	5,488	219,734
Fundamental Value Fund	6,588	129	318	6,399	5,580	112,358
Global Bond Fund	6,974	4,833	1	11,806	—	174,493
High Income Fund	41,253	3,399	2,694	41,958	29,962	445,170
High Yield Fund	10,288	10,013	178	20,123	1,852	198,617
International Opportunities Fund	6,689	1,299	429	7,559	7,615	146,342
International Small Company Fund	16,873	94	2,534	14,433	28,270	166,411
International Value Fund	6,020	1,794	670	7,144	13,270	140,746
Investment Quality Bond Fund	13,196	11,403	—	24,599	—	287,567
Large Cap Fund	10,722	354	868	10,208	14,202	164,648
Large Cap Value Fund	4,507	26	329	4,204	8,700	109,090
Natural Resources Fund	5,929	320	3,740	2,509	159,480	106,357
Quantitative Value Fund	6,468	360	549	6,279	9,828	110,327
Real Estate Equity Fund	45,918	5,630	15,851	35,697	189,381	386,243
Real Return Bond Fund	39,215	5,712	351	44,576	4,630	582,612
Small Company Value Fund	6,418	187	264	6,341	7,093	163,526
Spectrum Income Fund	30,242	2,636	430	32,448	4,598	341,682
Strategic Bond Fund	17,824	1,735	90	19,469	1,080	224,671
Strategic Income Fund	15,298	1,887	157	17,028	1,591	171,302
Total Return Fund	26,398	3,037	10,851	18,584	148,273	255,525
U.S. Government Securities Fund	7,609	939	23	8,525	313	114,239
U.S. High Yield Bond Fund	—	6,632	—	6,632	—	85,360

John Hancock Funds II

Notes to Financial Statements

11. CHANGE IN ACCOUNTING POLICY As a result of a change in accounting policy, certain Funds have reclassified upfront payments received or paid on swap contracts from net realized gain/loss to unrealized appreciation/depreciation. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets. The reclassifications are as follows:

	Year-ended August 31, 2007		Period-ended August 31, 2006

		Change in Net		Change in Net
	Net	Unrealized	Net	Unrealized
	Realized	Appreciation	Realized	Appreciation
	Gain (Loss)	(Depreciation)	Gain (Loss)	(Depreciation)

Global Bond	$12,361,867	($12,361,867)	$1,864,594	($1,864,594)
Real Return Bond	$903,572	($903,572)	$2,739,646	($2,739,646)
Total Return	($2,263,988)	$2,263,988	($1,289,145)	$1,289,145

These changes had no effect on each Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

12. CESSATION OF OPERATIONS On October 26, 2007, all of the net assets were redeemed from the Special Value Fund and the Fund was terminated.

John Hancock Funds II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds (identified in Note 1) comprising John Hancock Funds II (the “Trust”) at August 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007 by correspondence with the custodian, transfer agents, and brokers, provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, the Global Bond, Real Return and Total Return funds changed their method of accounting for upfront payments on swaps.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 30, 2007

John Hancock Funds II

Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2007.

DIVIDEND RECEIVED DEDUCTION Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2007 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Fund	August 2007

Absolute Return	82.28%
Active Bond	0.23%
All Cap Core	18.23%
All Cap Growth	53.06%
All Cap Value	24.36%
Blue Chip Growth	100.00%
Capital Appreciation	100.00%
Core Bond	0.00%
Core Equity	100.00%
Emerging Growth	6.74%
Emerging Markets Value	0.00%
Emerging Small Company	0.00%
Equity-Income	8.39%
Fundamental Value	74.54%
Global Bond	0.00%
Global Real Estate	6.73%
High Income	3.62%
High Yield	0.19%
Index 500	86.92%
International Equity Index	1.38%
International Opportunities	43.02%
International Small Cap	2.30%
International Small Company	0.45%
International Value	0.00%
Investment Quality Bond	0.00%
Large Cap	57.00%
Large Cap Value	0.00%
Mid Cap Index	43.88%
Mid Cap Intersection	100.00%
Mid Cap Stock	13.73%
Mid Cap Value	45.99%
Mid Cap Value Equity	80.74%
Natural Resources	100.00%
Quantitative All Cap	13.28%
Quantitative Mid Cap	11.41%
Quantitative Value	29.47%
Real Estate Equity	0.25%
Real Estate Securities	76.08%
Real Return Bond	0.00%
Small Cap	0.00%
Small Cap Index	25.76%
Small Cap Opportunities	39.43%
Small Company	50.21%
Small Company Growth	20.81%
Small Company Value	57.60%
Special Value	0.00%
Spectrum Income	7.98%
Strategic Bond	0.51%
Strategic Income	0.50%
Total Bond Market	0.00%
Total Return	0.00%
U.S. Global Leaders Growth	100.00%
U.S. Government Securities	0.00%
U.S. High Yield Bond	0.00%
U.S. Multi Sector	66.83%
Value	15.14%
Value & Restructuring	40.95%
Vista	0.00%

QUALIFIED DIVIDEND INCOME The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report except those noted below.

The Advisory Agreement and Subadvisory Agreements for the following portfolios were not being considered for renewal at this time since each of these Funds commenced operations on May 1, 2007:

Emerging Markets Value Fund
Income Fund
Mid Cap Intersection Fund
Science & Technology Fund (RCM Capital Management Subadvisory
Agreement only)
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle 2050 Portfolio
Lifecycle Retirement Portfolio

EVALUATION BY THE BOARD OF TRUSTEES

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

APPROVAL OF ADVISORY AGREEMENT

At its meeting on June 8, 2007, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2) — reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3) — reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees — continued

Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arms-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4) — (a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b) reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

(c) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds, and

(d) noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(5) — reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

In addition, in the case of the Absolute Return Portfolio (a “Fund of Funds”), the Trustees reviewed the advisory fee to be paid to the Adviser for Fund of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

APPROVAL OF SUBADVISORY AGREEMENTS

At its meeting on June 8, 2007, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that its considers, the Board reviewed:

(1) information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2) the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the current and historical performance of each Fund managed by a Subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arms-length negotiation between the Adviser and the subadviser;

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5) The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate. See (6) below for information relating to the business arrangement between the Trust’s Adviser and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). See (7) below for information relating to the business arrangement between the parent company of the Trust’s Adviser and the parent company of Independence Investments LLC.

(6) As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Trust or the particular Fund) will pay GMO a specified amount (up to $25 million in the aggregate for all portfolios subadvised by GMO (the “GMO Funds”)) if the subadvisory agreement with respect to the GMO Funds is terminated within a five year period from the date of its effectiveness.

The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each of the GMO Funds and its shareholders, it will not recommend to the Board of Trustees to terminate the

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees — continued

subadvisory agreement with respect to any of the GMO Funds or to reduce any of the fees payable thereunder to GMO for a five year period from the date of effectiveness of the agreement. The Trust is not a party to any of these arrangements, and they are not binding upon the Trust, the GMO Funds or the Board of Trustees. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of GMO subadvisory agreements for as long as the termination provisions described above remain in effect. In approving the Advisory Agreement and the subadvisory agreement with respect to each of the GMO Funds, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

The Board concluded that, notwithstanding the potential conflicts of interest, approval of the Advisory Agreement and the subadvisory agreements with GMO is in the best interests of shareholders and contract owners in view of (i) the Adviser's fiduciary duty and the Board's fiduciary duty and ability to monitor potential conflicts, (ii) the benefits to shareholders and contract owners generally expected from the exclusive rights to certain GMO investment management services obtained by the Adviser for the benefit of certain Funds of the Trust and other John Hancock funds and (iii) the benefits to such Funds of the Trust expected from the subadvisory services of GMO.

(7) Independence Investments LLC (“New Independence”), a subsidiary of Convergent Capital Management LLC (“Convergent”), is the subadviser to the Growth & Income Fund and Small Cap Fund (the “Independence Funds”). New Independence replaced Independence Investment LLC (“Old Independence”), a subsidiary of Manulife Financial Corporation (“MFC”), as subadviser to the Funds on May 31, 2006. New Independence is the successor to substantially all of the business operations of Old Independence and assumed substantially all the assets and certain of the liabilities of Old Independence pursuant to an agreement between Old Independence, New Independence, the parent of Convergent and a subsidiary of MFC.

In consideration for the transfer of assets and liabilities of Old Independence to New Independence as described above, Convergent paid MFC a specified amount at closing. MFC will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of MFC and its affiliates or accounts for which MFC or its affiliates act as investment adviser, including the Independence Funds, meet certain revenue targets. Consequently, while these contingent payments are not dependent upon the approval or continuation of the subadvisory agreements with respect to the Independence Funds, the revenues earned by New Independence as a result of its subadvisory relationship with each Independence Fund would count towards the revenue target necessary for MFC to earn the contingent payments. Nothing in the arrangements between MFC and Convergent imposes any limitations upon the rights of the Adviser, the Independence Funds’ adviser, to recommend termination of the subadvisory agreements with New Independence. However, these arrangements present certain conflicts of interest because MFC, as the ultimate parent entity of the Adviser, has a financial incentive to influence the Adviser to support the continuation of the subadvisory agreements with New Independence for the periods for which contingent payments may be made to MFC. The Board concluded that, notwithstanding the potential conflicts of interest, approval of the Advisory Agreement and the subadvisory agreement with New Independence is in the best interests of shareholders and contract owners.

In addition, in the case of the Absolute Return Portfolio (the “Fund of Funds”), the Trustees reviewed the subadvisory fee to be paid to the subadviser for the Fund of Funds and concluded that the subadvisory fee to be paid to the subadviser with respect to the Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered for a particular Fund is set forth in Appendix A.

John Hancock Funds II

Appendix A

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Absolute Return	See “Other Comments.”	Advisory fees for this Fund are	The Fund recently commenced
		lower than the peer group median.	operations. In reviewing the Fund,
(MFC Global			the Board took into account its limited
Investment Management		Total expenses for this Fund are	performance history.
(U.S.A.) Limited)		lower than the peer group median.

Active Bond	The Fund underperformed the	Subadvisory fees for this Fund
	benchmark index over the	are lower than the peer
(Declaration Management &	one-year period.	group median.
Research LLC)
	The Fund outperformed the	Advisory fees for this Fund are
(MFC Global	peer group average over	modestly higher than the
Investment Management	the one-year period.	peer group median.
(U.S.), LLC)
Total expenses for this Fund are
slightly higher than the peer
group median.

All Cap Core	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced
		lower than the peer group median.	operations. In reviewing the
(Deutsche Asset			Fund, the Board considered this
Management, Inc.)		Advisory fees for this Fund are	limited performance history.
slightly higher than the peer group
median.

Total expenses for this Fund are
lower than the peer group median.

All Cap Growth	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index and peer group	modestly higher than the peer	management’s discussion of the
(AIM Capital Management, Inc.)	average over the one- year period.	group median.	factors that contributed to the Fund’s
performance.
Advisory fees for this Fund are
		modestly higher than the peer	The Board noted that a new portfolio
		group median.	manager assumed responsibility of the
comparable John Hancock Trust
		Total expenses for this Fund are	portfolio after which the Fund is
		lower than the peer group median.	modeled in September 2005, noting
that it has outperformed its
benchmark index since that time.

All Cap Value	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index and peer group	equal to the peer group median.	management’s discussion of the
(Lord, Abbett & Co.)	average over the one-year period.		actors that contributed to the
		Advisory fees for this Fund are	Fund’s performance. The Board also
		slightly higher than the peer	considered the long term performance
		group median.	history of the comparable fund
after which the Fund is modeled.
Total expenses for this Fund are
lower than the peer group median.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Blue Chip Growth	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index over the	equal to the peer group median.	management’s discussion of the
(T. Rowe Price Associates, Inc.)	one-year period.		Fund’s performance, which noted
		Advisory fees for this Fund are	that although the Fund underper-
	The Fund outperformed the	slightly higher than the peer	formed its benchmark index for
	peer group average over the	group median.	the one-year period, many
	one-year period.		large cap growth funds generally
		Total expenses for this Fund are	had difficulty beating the S&P 500
		lower than the peer group median.	Index during this time period and
that the Fund outperformed its
peer group average over the
one-year period.

The Board noted that, in addition
to the contractual fee waiver discussed
above, the Trust is subject to a
voluntary fee waiver which reduces
certain expenses of the Trust.

Capital Appreciation	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index and peer group	lower than the peer group median	management’s discussion of the .
(Jennison Associates LLC)	average over the one-year period.		Fund’s performance, including the
		Advisory fees for this Fund are	subadviser’s longer term performance
		equal to the peer group median.	record.

		Total expenses for this Fund are	The Board requested that
		lower than the peer group median.	management continue to closely
monitor performance.

Core Bond	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer	lower than the peer group median.	ment’s discussion of the Fund’s
(Wells Capital Management,	group average over the one-year		performance, including the
Incorporated)	period.	Advisory fees for this Fund are	subadviser’s investment style. In
		higher than the peer group median.	this regard, the Board noted the
longer term performance history of
		Total expenses for this Fund are	the subadviser’s comparable retail
		higher than the peer group median.	mutual fund.

The Board also noted that there was a
portfolio manager change in
February 2007.

With respect to the Fund’s total
expenses, the Board took into
account management’s discussion
of the advisory/subadvisory fee
structure.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Core Equity	The Fund has underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index and the peer	slightly higher than the peer group	management’s discussion of the
(Legg Mason Funds	group average over the one-year	median.	factors that contributed to the
Management, Inc.)	period.		Fund’s performance.
Advisory fees for this Fund are
		slightly higher than the peer	The Board noted that although the
		group median.	Fund underperformed its index and
peer group for the one year period,
		Total expenses for this Fund are	a mutual fund managed in a similar
		lower than the peer group median	style by Legg Mason after which the
Trust is modeled, had performed
well over the longer term five- and
ten-year periods.

The Board requested that manage-
ment closely monitor performance
of this Fund.

Emerging Growth	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index and the peer	lower than the peer group median.	management’s discussion of the
(MFC Global Investment	group average over the one-year		Fund’s performance, including the
Management (U.S.), LLC)	period.	Advisory fees for this Fund are	improvement in the Fund’s more
		lower than the peer group median.	recent performance.

Total expenses for this Fund are
lower than the peer group median.

Emerging Small Company	The Fund underperformed the	Subadvisory fees for this Fund are	The Board noted that RCM assumed
	benchmark index and the peer	lower than the peer group median.	subadvisory responsibilities on
(RCM)	group average over the one-		April 28, 2006. The Board also took
	year period.	Advisory fees for this Fund are	into account the Trust’s more recent
		lower than the peer group median.	performance, noting that the Trust
outperformed its peer group and
		Total expenses for this Fund are	benchmark during the first five
		lower than the peer group median.	months of 2007. The Board
requested management to closely
monitor the performance of this
Fund.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Equity-Income	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index over the one-year	equal to the peer group median.	ment’s discussion of the Fund’s
(T. Rowe Price Associates, Inc.)	period.		performance, which noted that while
		Advisory fees for this Fund are	the Fund underperformed its bench-
	The Fund outperformed the peer	slightly higher than the peer	mark index for the one-year period,
	group average over the one-year	group median.	most large cap value funds generally
	period.		underperformed the Russell 1000
		Total expenses for this Fund are	Value Index during these time peri-
		lower than the peer group median	ods and that the Fund outperformed
its peer group average over the one-
year period.

The Fund recently commenced
operations on October 14, 2005
and has a limited performance
history. In reviewing the Fund, the
Board took into account this limited
performance history.

The Board noted that, in addition to
the contractual fee waiver discussed
above, the Trust is subject to a
voluntary fee waiver which reduces
certain expenses of the Trust.

Fundamental Value	The Fund underperformed the	Subadvisory fees for this Fund are	The Board noted that although the
	benchmark index over the one-year	slightly higher than the peer group	Fund slightly underperformed its
(Davis Selected Advisers, L )	period.	median.	benchmark index over the one year
period (a return of 11.71% vs.
	The Fund outperformed the peer	Advisory fees for this Fund are	11.83%), the Fund had outperformed
	group average over the one year	slightly higher than the peer group	its peer group average during the
	period.	median.	same period. The Board also noted
that the Fund had recently com-
		Total expenses for this Fund are	menced operations on October 14,
		lower than the peer group median.	2005 and as a result, had a limited
performance history record.

Global Bond	The Fund has underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and peer group	equal to the peer group median.	ment’s discussion of the factors that
(Pacific Investment	average over the one- year period.		contributed to the Trust’s perform-
		Advisory fees for this Fund are	ance, including the subadviser’s
Management Company)		higher than the peer group median.	ance, including the subadviser’s
		higher than the peer group median.	investment style and current market
		Total expenses for this Fund are	conditions.
lower than the peer group median.
The Board noted that while the Fund
has underperformed its index, per-
formance has generally been close to
that of the index.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Global Real Estate	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced
		slightly higher than the peer	operations. In reviewing the Fund,
(Deutsche Asset		group median.	the Board considered this limited
Management, Inc.)			performance history.
Advisory fees for this Fund are
modestly higher than the peer
group median.

Total expenses for this Fund are
lower than the peer group median.

High Income	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced oper-
		lower that the peer group median.	ations on April 28, 2006. In
(MFC Global Investment			reviewing the Fund, the Board took
Management (U.S.), LLC)		Advisory fees for this Fund are	into account the Fund’s limited
		slightly higher than the peer	performance history.
group median.

Total expenses for this Fund are
lower than the peer group median.

High Yield	The Fund underperformed the	Subadvisory fees for this Fund are
	benchmark index over the	lower than the peer group median.
(Western Asset	one-year period.
Management Company)		Advisory fees for this Fund are
	The Fund outperformed the peer	modestly higher than the peer
	group average over the one-year	group median.
period.
Total expenses for this Fund are
lower than the peer group median.

International Equity Index A	The Fund underperformed the	Subadvisory fees for this Fund are	The Board noted that performance of
	benchmark over the one-year period.	higher than the peer group median.	the Fund is within the expected
(SSgA Funds Management, Inc.)			tracking error guidelines gross of fees.
	The Fund outperformed the peer	Advisory fees for this Fund are
	group average over the one-year	higher than the peer group median.	With respect to the Fund’s total
	period.		expenses, the Board took into
		Total expenses for this Fund are	account management’s discussion of
		higher than the peer group median.	the advisory/subadvisory fee
structure.

International Opportunities	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and peer group	slightly higher than the peer group	ment’s discussion of the Fund’s
(Marsico Capital	average over the one- year period.	median.	performance, including the fact that
Management, LLC)			the Fund had outperformed its peer
		Advisory fees for this Fund are	group average for the period from its
		equal to the peer group median.	inception through March 31, 2007.

		Total expenses for this Fund are	The Board noted the Fund’s relatively
		lower than the peer group median.	limited performance history.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

International Small Cap	The Fund outperformed the bench-	Subadvisory fees for this Fund are
	mark index and peer group average	higher than the peer group median.
(Templeton Investment	over the one- year period.
Counsel, Inc.)		Advisory fees for this Fund are
lower than the peer group median.

Total expenses for this Fund are
lower than the peer group median.

International Small Company	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced
		higher than the peer group median.	operations. In reviewing the Fund,
(Dimensional Fund Advisors)			the Board took into account the
		Advisory fees for this Fund are	Fund’s limited performance history.
lower than the peer group median.

Total expenses for this Fund are
lower than the peer group median.

International Value	The Fund outperformed the bench-	Subadvisory fees for this Fund are
	mark index and peer group average	lower than the peer group median.
(Templeton Investment	over the one- year period.
Counsel, Inc.)		Advisory fees for this Fund are
slightly higher than the peer group
median.

Total expenses for this Fund are
lower than the peer group median.

Investment Quality Bond	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account the
	benchmark index and peer group	lower than the peer group median.	longer term performance history of
(Wellington Management	average over the one- year period.		the comparable John Hancock Trust
Company, LLP)		Advisory fees for this Fund are	portfolio after which the Fund is
		higher than the peer group median.	modeled.

Total expenses for this Fund are
equal to the peer group median.

Large Cap	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account the
	benchmark index over the one-year	lower than the peer group median.	longer-term performance history of
(UBS Global Asset	period.		the comparable mutual fund after
Management)		Advisory fees for this Fund are	which the Fund is modeled, noting
	The Fund outperformed the peer	lower than the peer group median.	that it has outperformed both its
	group average over the one-year		benchmark index and peer group
	period.	Total expenses for this Fund are	average over the three-, five-, and ten-
		lower than the peer group median.	year periods.

Large Cap Value	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer	slightly higher than the peer group	ment’s discussion of the Fund’s
(BlackRock Investment	group average over the one- year	median.	performance. In this regard, the
Management, LLC)	period.		Board noted that performance of the
		Advisory fees for this Fund are	comparable retail fund after which
		modestly higher than the peer	the Fund’s investment strategy is
		group median.	modeled outperformed its bench-
mark index and peer group average
		Total expenses for this Fund are	over the longer three- and five-year
		lower than the peer group median.	periods.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Mid Cap Index	The Fund underperformed the	Subadvisory fees for this Fund are	The Board noted that performance of
	benchmark index over the one- year	equal to the peer group median.	the Fund is within the expected
(MFC Global Investment	period.		tracking error guidelines gross of fees
Management (U.S.A.) Limited)		Advisory fees for this Fund are	over the one-year period.
	The Fund underperformed the peer	higher than the peer group median.
	group average over the one-year		The Board also took into account the
	period.	Total expenses for this Fund are	relatively narrow range among per-
		higher than the peer group median.	formance returns and expense ratios
of the peer group.

Mid Cap Stock	The Fund outperformed the bench-	Subadvisory fees for this Fund are
	mark index and the peer group	lower than the peer group median.
(Wellington Management	average over the one-year period.
Company, LLP)		Advisory fees for this Fund are
slightly higher than the peer group
median.

Total expenses for this Fund are
lower than the peer group median.

Mid Cap Value	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and peer group	equal to the peer group median.	ment’s discussion of the Fund’s
(Lord, Abbett & Co.)	average over the one-year period.		performance. The Board also noted
		Advisory fees for this Fund are	the long term performance history of
		slightly higher than the peer group	the comparable retail fund after
		median.	which the Fund’s investment strategy
is modeled.
Total expenses for this Fund are
lower than the peer group median.

Mid Cap Value Equity	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced oper-
		slightly higher than the peer group	ations on April 28, 2006. In
(RiverSource Investments LLC)		median.	reviewing the Fund, the Board took
into account the Fund’s limited
		Advisory fees for this Fund are	performance history.
slightly higher than the peer group
median.

Total expenses for this Fund are
lower than the peer group median.

Natural Resources	The Fund underperformed the	Subadvisory fees for this Fund are
	benchmark index over the one-year	higher than the peer group median.
(Wellington Management	period.
Company, LLP)		Advisory fees for this Fund are
	The Fund outperformed the peer	higher than the peer group median.
group average over the one-year
	period.	Total expenses for this Fund are
slightly higher than the peer group
median.

Quantitative All Cap	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced oper-
		lower than the peer group median.	ations. In reviewing the Fund, the
(MFC Global Investment			Board took into account the Fund’s
Management (U.S.A.) Limited)		Advisory fees for this Fund are	limited performance history.
lower than the peer group median.

Total expenses for this Fund are
lower than the peer group median.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Quantitative Mid Cap	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer group	lower than the peer group median.	ment’s discussion of the factors that
(MFC Global Investment	average over the one- year period.		contributed to the Fund’s perform-
Management (U.S.A.) Limited)		Advisory fees for this Fund are	ance, including the subadviser’s
		lower than the peer group median.	quantitative investment style and the
interaction of market conditions with
		Total expenses for this Fund are	the quantitative model. The Board
		lower than the peer group median.	further noted that a new lead port-
folio manager was assigned to the
Fund in May 2007 and, in addition,
management is making modifications
to the Trust’s investment approach.

The Board requested that manage-
ment continue to closely monitor
performance and provide an update
at the next quarterly Board meeting.

Quantitative Value	The Fund underperformed the	Subadvisory fees for this Fund are
	benchmark index over the one-year	lower than the peer group median.
(MFC Global Investment	period.
Management (U.S.A.) Limited)		Advisory fees for this Fund are
	The Fund outperformed the peer	lower than the peer group median.
group average over the one-year
	period.	Total expenses for this Fund are
lower than the peer group median.

Real Estate Equity	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced oper-
		lower than the peer group median.	ations on April 28, 2006. In
(T. Rowe Price, Inc.)			reviewing the Fund, the Board took
		Advisory fees for this Fund are	into account this limited performance
		lower than the peer group median.	history.

Total expenses for this Fund are
lower than the peer group median.

Real Estate Securities	The Fund outperformed the bench-	Subadvisory fees for this Fund are
	mark index and peer group average	lower than the peer group median.
(Deutsche Asset	over the one-year period.
Management, Inc.)		Advisory fees for this Fund are
lower than the peer group median.

Total expenses for this Fund are
lower than the peer group median.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Real Return Bond	The Fund has underperformed the	Subadvisory fees for this Fund are	The Board noted that although the
	benchmark index over the one year	equal to the peer group median.	Fund underperformed its benchmark
(Pacific Investment	period.		index over the one- year period, it
Management Company		Advisory fees for this Fund are	outperformed its peer group average
(“PIMCO”)	The Fund has outperformed the peer	higher than the peer group median.	over the same period. In addition,
	group average over the one year		since its inception on October 14,
	period.	Total expenses for this Fund are	2005, the Fund has ranked in the
		higher than the peer group median.	46th percentile of the Morningstar
Inflation Protected Bond peer group.

The Board noted a reduction in the
subadvisory and advisory fee effective
in 2007.

In reviewing the Fund’s expenses, the
Board noted the relatively small size
of the peer group.

Small Cap	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and peer group	lower than the peer group median.	ment’s discussion of the factors that
(Independence	average over the one- year period.		contributed to the Trust’s perform-
Investments LLC)		Advisory fees for this Fund are	ance, including the subadviser’s
		lower than the peer group median.	investment style. In this regard, the
Board took into account the longer
		Total expenses for this Fund are	term performance history of the com-
		lower than the peer group median.	parable fund after which the Trust is
modeled, noting that it has outper-
formed its peer group average over
the three- and five-year periods.

The Board requested an update from
the portfolio manager at its next
quarterly meeting.

Small Cap Index	The Fund underperformed the	Subadvisory fees for this Fund are	The Board noted that performance of
	benchmark index over the one-year	lower than the peer group median.	the Fund is within the expected
(MFC Global Investment	period.		tracking error guidelines gross of fees
Management (U.S.A.) Limited)		Advisory fees for this Fund are	over the one-year period.
higher than the peer group median.
The Board also took into account the
		Total expenses for this Fund are	relatively narrow range among per-
		higher than the peer group median.	formance returns and expense ratios
of the peer group.

Small Cap Opportunities	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer	slightly higher than the peer group	ment’s discussion of the factors that
(Munder Capital Management)	group average over the one-year	median.	contributed to the Fund’s perform-
	period.		ance, including the subadviser’s
		Advisory fees for this Fund are	investment style and current market
		modestly higher than the peer	conditions. In this regard, the Board
		group median.	noted that the five- and ten-year per-
formance history of the subadviser’s
		Total expenses for this Fund are	comparable retail mutual fund that
		lower than the peer group median.	the Fund is modeled after exceeds
both the index and its peer group.

The Board requested that manage-
ment continue to closely monitor
performance.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Small Company	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer	modestly higher than the peer	ment’s discussion of the factors that
(American Century	group average over the one- year	group median.	contributed to the Fund’s perform-
Investment Management, Inc.)	period.		ance, including the subadviser’s
		Advisory fees for this Fund are	quantitative investment style and the
		modestly higher than the peer	interaction of market conditions with
		group median.	the quantitative model. In this regard,
the Board noted the longer term per-
		Total expenses for this Fund are	formance history of the comparable
		modestly higher than the peer	fund after which the Fund is mod-
		group median.	eled. The Board also took into
account the Fund’s improved recent
performance.

Small Company Growth	The Fund outperformed the bench-	Subadvisory fees for this Fund are
	mark index and the peer group	lower than the peer group median.
(AIM Capital	average over the one-year period.
Management, Inc.)		Advisory fees for this Fund are
slightly higher than the peer group
median.

Total expenses for this Fund are
lower than the peer group median.

Small Company Value	The Fund underperformed the	Subadvisory fees for this Fund are	The Fund recently commenced
	benchmark index and peer group	modestly higher than the peer	operations on October 14, 2005. In
(T. Rowe Price	average over the one-year period.	group median.	reviewing the Fund, the Board took
Associates, Inc.)			into account the Fund’s limited
		Advisory fees for this Fund are	performance history.
modestly higher than the peer
		group median	The Board took into account manage-
ment’s discussion of the Fund’s
		Total expenses for this Fund are	performance, which noted that while
		lower than the peer group median.	the Fund underperformed its bench-
mark index for the one- year period,
most small cap value funds underper-
formed the Russell 2000 Value Index
during this time period and a mutual
fund managed in a similar style by
T. Rowe Price outperformed its peer
group average over the three- and
five-year time periods.

The Board noted that, in addition to
the contractual fee waiver discussed
above, the Trust is subject to a volun-
tary fee waiver which reduces certain
expenses of the Trust.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Special Value	The Fund underperformed the	Subadvisory fees for this Fund are	The Board voted to renew the subad-
	benchmark index and peer group	slightly higher than the peer group	visory agreement but noted that
(ClearBridge Advisors, LLC)	average over the one-year period.	median.	performance should be monitored
closely. The Board took into account
		Advisory fees for this Fund are	the steps being taken by management
		modestly higher than the peer	to address the Fund’s underperfor-
		group median.	mance, noting that at the next Board
meeting, management would be pro-
		Total expenses for this Fund are	posing a sub-adviser change for the
		lower than the peer group median.	Fund.

The Board noted that the Trust is sub-
ject to a voluntary fee waiver which
reduces certain expenses of the Fund.

Spectrum Income	The Fund outperformed the bench-	Subadvisory fees for this Fund are	The Board noted that, in addition to
	mark index and peer group average	equal to the peer group median.	the contractual fee waiver discussed
(T. Rowe Price Associates, Inc.)	over the one- year period.		above, the Trust is subject to a volun-
		Advisory fees for this Fund are	tary fee waiver which reduces certain
		modestly higher than the peer	expenses of the Trust.
group median.

Total expenses for this Fund are
lower than the peer group median.

Strategic Bond	The Fund outperformed the bench-	Subadvisory fees for this Fund are	The Board noted that Western Asset
	mark index and peer group average	lower than the peer group median.	Management Company assumed
(Western Asset	over the one-year period.		responsibility of the Fund in
Management Company)		Advisory fees for this Fund are	April 2006.
slightly higher than the peer group
median.

Total expenses for this Fund are
lower than the peer group median.

Strategic Income	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund commenced operations on
		lower than the peer group median.	April 28, 2006 and for the period
(MFC Global U.S.)			since inception through March 31,
		Advisory fees for this Fund are	2007 has under performed its index
		slightly higher than the peer group	and peer group. The Board noted the
		median.	Fund’s limited performance history
but requested management to closely
		Total expenses for this Fund are	monitor its performance.
lower than the peer group median.

Total Bond Market	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced oper-
		lower than the peer group median.	ations. In reviewing the Fund, the
(Declaration)			Board took into account its limited
		Advisory fees for this Fund are mod-	performance history.
estly higher than the peer group
median.

Total expenses for this Fund are
higher than the peer group median.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Total Return	The Fund underperformed the	Subadvisory fees for this Fund are	The Board noted that although the
	benchmark index and peer group	higher than the peer group median.	Fund underperformed the peer
(Pacific Investment	average over the one-year period.		group and index for the one-year
Management Company)		Advisory fees for this Fund are	period, its more recent performance
		higher than the peer group median.	has been higher than the index. The
Board also noted that the long term
		Total expenses for this Fund are	performance of a fund managed in a
		modestly higher than the peer	similar style by PIMCO (after which
		group median.	the Fund was modeled) has been
competitive, ranking in the top 26th
percentile of its peer group since its
inception on May 1, 1999.

U.S. Global Leaders Growth	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account
	benchmark index and the peer group	lower than the peer group median.	management’s discussion of the fac-
(Sustainable Growth	average over the one-year period.		tors that contributed to the Fund’s
Advisers, L.P.)		Advisory fees for this Fund are	performance, including the subad-
		lower than the peer group median.	viser’s investment style and current
market conditions.
Total expenses for this Fund are
		lower than the peer group median.	In this regard, the Board noted that
the ten-year performance history of
the subadviser’s comparably managed
mutual fund that the Fund is mod-
eled after exceeds its peer group.

The Board requested that manage-
ment continue to closely monitor
performance and requested a specific
recommendation with respect to the
Fund if performance does not begin
to improve when market conditions
change.

U.S. Government Securities	The Fund outperformed the bench-	Subadvisory fees for this Fund are	The Board noted that Western Asset
	mark index and peer group average	equal to the peer group median.	Management Company assumed
(Western Asset	over the one-year period.		responsibility of the Trust in
Management Company)		Advisory fees for this Fund are	April 2006.
slightly higher than the peer group
		median.	With respect to expenses, the Board
noted the relatively small size of the
		Total expenses for this Fund are	expense peer group.
equal to the peer group median.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

U.S. High Yield Bond	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and peer group	lower than the peer group median.	ment’s discussion of the factors that
(Wells Capital	average over the one-year period.		contributed to the Fund’s perform-
Management, Incorporated)		Advisory fees for this Fund are	ance, including the subadviser’s
		modestly higher than the peer	investment style. In this regard, the
		group median.	Board noted the risk-adjusted returns
for the subadviser’s comparable retail
		Total expenses for this Fund are	mutual fund, after which the Fund is
		slightly higher than the peer group	modeled, over the longer term and
		median.	that the Fund was performing within
management’s expectations.

The Board noted that there was a
portfolio manager change in April
2007 and requested that manage-
ment closely monitor performance.

In reviewing the expenses of the
Fund, the Board took into account
the effect that the current asset levels
of the Fund have on expenses.

U.S. Multi Sector	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer	equal to the peer group median.	ment’s discussion of the factors that
(Grantham, Mayo,	group average over the one-year		contributed to the Fund’s perform-
Van Otterloo & Co., LLC)	period.	Advisory fees for this Fund are	ance, including the subadviser’s
		slightly higher than the peer group	investment style and current market
		median.	conditions. In this regard, the Board
noted that the five-year performance
		Total expenses for this Fund are	history of the subadviser’s compara-
		lower than the peer group median.	bly managed retail mutual fund that
the Fund is modeled after exceeds its
peer group and exceeds the index
and its peer group on a ten-year basis.

The Board requested that manage-
ment closely monitor performance
and provide a specific recom-
mendation for addressing
underperformance if the Fund’s
performance does not improve.

Value	See “Other Comments.”	Subadvisory fees for this Fund are	The Fund recently commenced oper-
		lower than the peer group median.	ations on October 26, 2006. In
(Morgan Stanley Investment			reviewing the Fund, the Board took
Management Inc.		Advisory fees for this Fund are	into account this limited performance
(Van Kampen))		lower than the peer group median.	history.

Total expenses for this Fund are
lower than the peer group median.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Fund,
(Subadviser)	as of March 31, 2007	Fees and Expenses	Other Comments

Value & Restructuring	The Fund underperformed the	Subadvisory fees for this Fund are	The Board took into account manage-
	benchmark index and the peer	slightly higher than the peer group	ment’s discussion of the Fund’s
(UST Advisers, Inc.)	group average over the one-year	median.	performance, noting the subadviser’s
	period.		strong recent performance year-to-
		Advisory fees for this Fund are	date. The Board also noted that the
		slightly higher than the peer group	Fund outperformed its benchmark
		median.	index and peer group for the period
from its inception on October 24,
		Total expenses for this Fund are	2005 through March 31, 2007. The
		lower than the peer group median.	Board also took into account the
relatively small range among per-
formance returns of the peer group
and against the index.

Vista	The Fund underperformed the	Subadvisory fees for this Fund are
	benchmark index over the one-year	slightly higher than the peer group
(American Century	period.	median.
Investment Management, Inc.)
	The Fund outperformed the peer	Advisory fees for this Fund are
	group average over the one-year	slightly higher than the peer group
	period.	median.

Total expenses for this Fund are
lower than the peer group median.

John Hancock Funds II

Board of Trustees Approval of the Advisory and Subadvisory Agreements.

SPECIAL VALUE FUND

At its meeting on June 28–29, 2007, the Board, including all of the Independent Trustees, approved changing the subadviser for the Special Value Fund, a series of John Hancock Funds II (the “Trust”) from Clearbridge Advisors, LLC to Wellington Management, LLP (“Wellington Management”).

This section describes the evaluation by the Board of Trustees of the subadvisory agreement between John Hancock Investment Management Services, Inc. (the “Adviser”) and Wellington Management regarding the Special Value Fund, a series of the Trust.

The Board, including the Independent Trustees, is responsible for selecting the Trust’s investment adviser, approving the Adviser’s selection of subadvisers to Funds of the Trust, including the subadviser to the Special Value Fund and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadviser to the Fund;

2. the investment performance of the Fund and its subadviser;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Fund; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreement with respect to the Fund. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements, because such fees are paid to subadvisers by the Adviser and not by the Funds of the Trust and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

At its meetings on June 28–29, 2007, the Board including all of the Independent Trustees, approved the subadvisory agreement with Wellington Management. In making its determination with respect to the factors that it considers, the Board reviewed:

1. information relating to Wellington Management’s current subadvisory services to the Trust;

2. the performance of the Special Value Fund versus the performance of other funds managed by Wellington Management with similar investment policies to those of the Special Value Fund;

3. the subadvisory fee for the Special Value Fund, including any breakpoints; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and to Wellington Management.

Particular considerations of the Board in approving the Wellington Management subadvisory agreement for the Special Value Fund at the June 28–29, 2007 Board meeting included the following:

1. Wellington Management has demonstrated skills as a manager, is currently the subadviser to five Funds of the Trust and six funds of John Hancock Trust (“JHT”) and may be expected to provide a high quality of investment management services and personnel to the Special Value Fund;

2. The Small Cap Value Trust, a JHT fund managed by Wellington Management with a broadly similar investment style to the Special Value Fund, has outperformed the Special Value Fund since the inception of that Fund in 2003 and has outperformed its own benchmark index and peer group average since its inception in 1999 (Wellington Management has been sole subadviser to the Small Cap Value Trust since April 2005 and was a co-subadviser from 1999 to April 2005);

3. The subadvisory fee with respect to the Special Value Fund (i) is the product of arms-length negotiation between the Adviser and Wellington Management, (ii) is the same as the subadvisory fee under the prior subadvisory agreement with ClearBridge Advisors, LLC, the former subadviser to the Fund, (iii) is within industry norms and (iv) is paid by the Adviser and not by the Special Value Fund.

VALUE & RESTRUCTURING FUND

At its meeting on March 23, 2007, the Board, including all of the Independent Trustees, approved a new subadvisory agreement with UST Advisers, Inc. (“USTA”) for the Value and Restructuring Fund in connection with the sale by The Charles Schwab Corporation of its wholly-owned subsidiary, U.S. Trust Corporation and its subsidiaries (including USTA) to Bank of America Corporation (the “Transaction”).

This section describes the evaluation by the Board of Trustees of the subadvisory agreement between John Hancock Investment Management Services, Inc. (the “Adviser”) and UST Advisers, Inc. (“USTA”) regarding the Value and Restructuring Fund.

The Board, including the Independent Trustees, is responsible for selecting the Trust’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors

John Hancock Funds II

Board of Trustees Approval of the Advisory and Subadvisory Agreements.

(including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadviser to the Fund;

2. the investment performance of the Fund and its subadviser;

3. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements, because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination with respect to the factors that its considers, the Board reviews:

1. information relating to the subadviser’s business, which may include information such as: business performance, representative clients, assets under management, financial stability, personnel and past subadvisory services to the Trust;

2. the performance of the Fund;

3. the subadvisory fee for the Fund including any breakpoints; and

4. information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

At the March 23, 2007 Board meeting, the Board also considered information presented by the Adviser, Bank of America Corporation and USTA regarding the Transaction. Particular considerations of the Board in approving the new subadvisory agreement with USTA for the Value & Restructuring Fund at that meeting included the following:

1. The change in ownership of USTA resulting from the Transaction is not expected to have any adverse impact on USTA’s operations or financial resources;

2. USTA is expected to manage the Fund with the same investment objective, policies and portfolio managers under the new subadvisory agreement as under the old subadvisory agreement, thus affording shareholders continuity in investment strategies, and USTA may generally be expected to provide at least the same level and quality of management services under the new subadvisory agreement as under the old subadvisory agreement;

3. The Fund, which commenced operations in October 2005, has outperformed its peer group for the one-year period; and

4. The subadvisory fee under the new subadvisory agreement with USTA: (i) is the product of arms-length negotiation between the Adviser and USTA; (ii) is within industry norms; (iii) is the same as the fee under the old subadvisory agreement, which was reduced effective June 30, 2006; (iv) is paid by the Adviser and not by the Fund; (v) will not result in any advisory fee increase with respect to the Fund; and (vi) contains breakpoints which are reflected in the advisory fee for the Fund thus permitting shareholders to benefit from economies of scale.

INCOME FUND
MUTUAL SHARES FUND
MID CAP INTERSECTION FUND
EMERGING MARKETS VALUE FUND

At its meeting on March 23, 2007, the Board, including all of the Independent Trustees, approved the following new portfolios for John Hancock Funds II (the “Trust”):

1. Income Fund

2. Mutual Shares Fund

3. Mid Cap Intersection Fund

4. Emerging Markets Value Fund

This section describes the evaluation by the Board of Trustees of:

(a) an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between the Trust and John Hancock Investment Management, LLC (the “Adviser” or “JHIMS”) to add the following new funds (the “New Portfolios”):

1. .Income Fund

2. Mutual Shares Fund

3. Mid Cap Intersection Fund

4. Emerging Markets Value Fund

(b) an amendment to the subadvisory agreement (the “Wellington Subadvisory Agreement Amendment”) between the Adviser and Wellington Management Company, LLP (“Wellington”) to add the Mid Cap Intersection Fund,

(c) an amendment to the subadvisory agreement (the “DFA Subadvisory Agreement Amendment”) between the Adviser and Dimensional Fund Advisers (“DFA”) to add the Emerging Markets Value Fund,

(d) a subadvisory agreement (the “Franklin Advisers Subadvisory Agreement”) between the Adviser and Franklin Advisers, Inc. (“Franklin Advisers”) regarding management of the Income Fund, and

John Hancock Funds II

Board of Trustees Approval of the Advisory and Subadvisory Agreements.

(e) a subadvisory agreement (the “Franklin Mutual Subadvisory Agreement”) between the Adviser and Franklin Mutual Advisers, Inc. (“Franklin Mutual”) regarding management of the Mutual Shares Fund.

DFA, Franklin Advisers, Franklin Mutual and Wellington are collectively referred to as the “Subadvisers.”

The DFA Subadvisory Agreement Amendment, the Franklin Advisers Subadvisory Agreement, the Franklin Mutual Subadvisory Agreement and Wellington Subadvisory Agreement Amendment are collectively referred to as the “Subadvisory Agreements”.

EVALUATION BY THE BOARD OF TRUSTEES

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and sub-advisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

APPROVAL OF ADVISORY AGREEMENT

At its meeting on March 23, 2007, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1) — (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’S personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the New Portfolios;

(2) — in the case of each New Portfolio, reviewed the investment performance of portfolios of the Subadvisers that are managed comparably to the New Portfolios as set forth in Appendix A; the comparative performance of their respective benchmarks; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to the New Portfolios; and concluded that the portfolios of the Subadvisers that are managed comparably to the New Portfolios have performed well or within a range that the Board deemed competitive, and that JHIMS may reasonably be expected to ably monitor the performance of the New Portfolios and their Subadviser.

(3) — reviewed the advisory fee structure for the New Portfolios and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) all subadvisory breakpoints are reflected as breakpoints in the advisory fees for the New Portfolios and (ii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such fund grow;

(4) — (a) reviewed the anticipated profitability of the JHIMS’s relationship with the New Portfolios in terms of the total amount of annual advisory fees it would receive with respect to the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios,

(b) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolios, and

(c) noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios and concluded that the advisory fees to be paid by the Trust with respect to these funds are not unreasonable in light of such information; and

John Hancock Funds II

Board of Trustees Approval of the Advisory and Subadvisory Agreements.

(5) — (a) reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Portfolios, are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

APPROVAL OF SUBADVISORY AGREEMENTS

At its meeting on March 23, 2007, the Board, including all the Independent Trustees, approved the Subadvisory Agreements.

In making its determination with respect to the factors that its considers, the Board reviewed or considered:

(1) that each Subadviser (or one of its affiliates in the case of Franklin Advisers and Franklin Mutual) currently provided subadvisory services to the Trust or John Hancock Trust;

(2) the investment performance of the Subadviser’s portfolios managed comparably to the New Portfolio and comparative performance information relating to the benchmark;

(3) the investment performance of other Trust or John Hancock Trust funds managed by the Subadviser or the Subadviser’s affiliate in the case of the Franklin Advisers and Franklin Mutual;

(4) the proposed subadvisory fee for each New Portfolio and comparative fee information; and

(5) information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board’s decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1) Each Subadviser (or an affiliate of the Subadviser in the case of Franklin Advisers and Franklin Mutual) currently manages other funds of the Trust and the Board is generally satisfied with each Subadviser’s (or its affiliates) management of other funds of the Trust which they currently subadvise;

(2) The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arms-length negotiation between the Adviser and the subadviser;

(3) In the case of each New Portfolio, all subadvisory breakpoints are reflected as breakpoints in the advisory fees for the New Portfolios,

(4) In the case of each New Portfolio, the performance of the comparably managed portfolios of the Subadviser as set forth in Appendix A;

(5) The Material Relationships consist of arrangements in which the Subadviser or its affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the Subadviser would be inappropriate.

Additional information that the Board considered in approving the Subadvisory Agreements is set forth in Appendix A.

John Hancock Funds II

Appendix A

Fund	Comparable Fund Performance	Estimated Fees and Expenses
(Subadviser)	as of December 31, 2006	as of December 31, 2006	Other Comments

Emerging Markets Value	The DFA Emerging Markets Value	Subadvisory fees for this Fund were
	Fund, a fund managed in a style	lower than its peer group median.
(Dimensional Fund Advisers)	similar to the Fund, outperformed
	its benchmark index and its peer	Advisory fees for this Fund were
	group average over the one-, three-	lower than its peer group median.
and five- year periods.

Income	The Franklin Income Fund, a fund	Subadvisory fees for this Fund were	The Board noted that the Franklin
	managed in a style similar to the	lower than its peer group median.	Income Fund, the comparable retail
(Franklin Advisers, Inc.)	Fund, outperformed its benchmark		mutual fund managed by Franklin
	index and its peer group average	Advisory fees for this Fund were	Advisers, commenced operations in
	over the one-, three- and five-year	lower than its peer group median.	August 1948.
periods.
The Board also noted the small size of
the Fund’s peer group available for fee
analysis.

Mutual Shares	The Mutual Shares Fund, a fund	Subadvisory fees for this Fund were	The Board further noted Mutual
	managed in a style similar to the	higher than its peer group median.	Shares Fund, the comparable retail
(Franklin Mutual	Fund, outperformed its benchmark		fund managed by the Subadviser,
Advisers, LLC)	index over the one-, three- and five-	Advisory fees for this Fund were	commenced operations in July 1949.
	year periods. The Mutual Shares	higher than its peer group median.	The Board also noted the fee analysis
	Fund underperformed its peer		is based on the Fund’s designated
	group average over the one-year		peer group. However, the Fund will
	period and outperformed its peer		have a much more flexible mandate
	group average over the three- and		than its peer group and will actively
	five-year periods.		invest across asset classes and invest-
ment styles as management deems
appropriate.

Mid Cap Intersection	A composite of Wellington accounts	Subadvisory fees for this Fund were
	managed in a style similar to the	higher than its peer group median.
(Wellington Management	Fund outperformed its benchmark
Company, LLC)	index over the one-, three- and five-	Advisory fees for this Fund were
	year periods. The composite	higher than its peer group median.
underperformed its peer group aver-
age over the one-year period and
outperformed its peer group average
over the three- and five-year periods.

John Hancock Funds II

Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Trust	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

Director, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999); Certified Public Accountant; Partner,
Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational
Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist,
Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman,
Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996);
and Connecticut River Bancorp, Director (since 1998). Trustee of John Hancock Trust (since 2004)
and John Hancock Funds III (since 2005).

Non-Independent Trustees[2]

Name, age		Number of
Position(s) held with Trust	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company
(since June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (prior to 2004).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2] Non-Independent Trustee: affiliated with the Fund’s investment adviser.

John Hancock Funds II

Trustees and Officers (Unaudited) — continued

Principal officers who are not Trustees

Name, age
Position(s) held with Trust	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Keith F. Hartstein[1] , Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director,
John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC
(since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust,;
Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock
Funds, LLC (until 2005).

John G. Vrysen[1] , Born: 1955	2007

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (June 2007-Present); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III, John Hancock Trust (June 2007 to Present); Director, Executive Vice President, and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (2005-June 2007); Vice President and General
Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000-2004).

Charles A. Rizzo[1] , Born: 1959	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (June 2007-Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset
Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

Francis V. Knox, Jr.[1] , Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon M. Shone[1] , Born: 1956	2005

Treasurer
Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001);
Vice President, John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (since 2006), The Manufacturers Life Insurance
Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[1] , Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds,
John Hancock Funds II, and John Hancock Funds III and Chief Legal Officer and Assistant Secretary of John Hancock Trust (since 2006); Vice President and
Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment
Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual
Select Funds and MassMutual Premier Funds (2004-2006).

1Affiliated with the investment adviser.

John Hancock Funds II

For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures, and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended August 31 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W.,Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Charles L. Bardelis
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McLellan
James R. Boyle

Officers
Keith F. Hartstein, President and Chief Executive Officer
John G. Vrysen, Chief Operating Officer
Charles A Rizzo, Chief Financial Officer
Francis V. Knox, Vice President and Chief Compliance Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary and Chief Legal Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

JHF20A 8/07

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, August 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK FUNDS II
SARBANES-OXLEY CODE OF ETHICS
FOR
PRINCIPAL EXECUTIVE & PRINCIPAL FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II, John Hancock Funds III, and John Hancock Financial Trends Fund, Inc., each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”) and Principal Financial Officer (“Chief Financial Officer”) (the “Registrant’s Executive Officers” or “Executive Officers” as set forth in Exhibit A) for the purpose of promoting:

Ø honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

Ø full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

Ø compliance with applicable laws and governmental rules and regulations;

Ø the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

Ø accountability for adherence to the Code.

1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Institutional Series Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Global Dividend Fund; John Hancock Patriot Preferred Dividend Fund; John Hancock Patriot Premium Dividend Fund I; John Hancock Patriot Premium Dividend Fund II; John Hancock Patriot Select Dividend Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; and John Hancock World Fund

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Each of the Registrant’s Executive Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest Overview

A “conflict of interest” occurs when an Executive Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Registrant’s Executive Officers, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Executive Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Executive Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Registrant’s Executive Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Executive Officers are also officers or employees. As a result, this Code recognizes that the Registrant’s Executive Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Executive Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Executive Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Executive Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Registrant’s Executive Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Executive Officer should not be placed improperly before the interest of the Fund.

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*            *            *

Each Covered Officer must:

Ø not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Executive Officer would benefit personally to the detriment of the Fund;

Ø not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Executive Officer rather than for the benefit of the Fund; and

Ø not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

Ø service as a director/trustee on the board of any public or private company;

Ø the receipt of any non-nominal gifts;

Ø the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

Ø any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

Ø a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Executive Officer’s employment, such as compensation or equity ownership.

III. Disclosure & Compliance

Ø Each Executive Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

Ø Each Executive Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund,

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including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

Ø Each Executive Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

Ø It is the responsibility of each Executive Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting & Accountability
Each Executive Officer must:

Ø upon adoption of the Code (or thereafter as applicable, upon becoming an Executive Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

Ø annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

Ø not retaliate against any employee or Executive Officer or their affiliated persons for reports of potential violations that are made in good faith;

Ø notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

Ø report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

Ø the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

Ø if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

Ø any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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Ø if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

Ø the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

Ø any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Registrant’s Executive Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Registrant’s Executive Officers and others, and are not part of this Code.

VI. Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII. Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A
Persons Covered by this Code of Ethics
(As of June 2007)

John Hancock Trust

Ø Principal Executive Officer and President – Keith Hartstein

Ø Principal Financial Officer and Chief Financial Officer – Lynne Patterson

John Hancock Funds

Ø Principal Executive Officer and President – Keith Hartstein

Ø Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds II

Ø Principal Executive Officer and President – Keith Hartstein

Ø Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds III

Ø Principal Executive Officer and President – Keith Hartstein

Ø Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Financial Trends Fund, Inc.

Ø Principal Executive Officer and President – Keith Hartstein

Ø Principal Financial Officer and Chief Financial Officer – Charles Rizzo

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2007: $1,594,000
2006 $1,346,000

These fees represent aggregate fees billed for the fiscal year end 8/31/07 and for the period from commencement of operations (10/15/05) to fiscal year end (8/31/06) (the “Reporting Periods”) for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such period.

(b) AUDIT RELATED FEES:

2007: $50,000
2006 $629,000

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c) TAX FEES:

2007: $428,000
2006 $374,000

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d) ALL OTHER FEES: None.

(e) (1) The audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are attached.

September 2005

John Hancock Funds II
Audit Committee
Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the services provided by the independent auditor to Manufacturers Investment Trust (the “Trust”). As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Trust’s independent auditor (the “Auditor”) in order to assure that these services do not impair the Auditor’s independence. In addition, these procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust as further assurance that such services do not impair the Auditor’s independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”), or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

Exhibit I to this Policy describes the Audit, Audit-related, Tax and All Other Services that have been pre-approved by the Audit Committee. The Audit Committee will annually review these services. It is expected that such review will occur at the regularly scheduled April Audit Committee meeting.

II. Delegation

The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting following the pre-approval.

If pre-approval of any services to be provided by the Auditors is required before the next regularly scheduled Audit Committee meeting, the Audit Committee hereby authorizes its chairman to provide such pre-approval.

III. Audit Services

The Trust’s annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the Trust’s financial statements. The Audit services that are pre-approved are set forth in Exhibit I.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.
The audit-related services that are pre-approved are set forth in Exhibit I.

V. Tax Services

The SEC has stated generally that an independent auditor may provide tax services to a mutual fund, such as tax compliance, tax planning and tax advice, since such services do not impair the auditor’s independence.
The tax services that are pre-approved are listed in Exhibit I.

VI. All Other Services

The Audit Committee believes that other types of non-audit services are also permitted and that it may grant general pre-approval to non-audit services that it believes (a) are routine and recurring services, (b) would not impair the independence of the auditor and (c) are consistent with the Act and the rules relating thereto.

The non-audit services for which the Audit Committee has granted general pre-approval are set forth in Exhibit I.

The Auditor is permitted to assist management with internal investigations and fact-finding into alleged improprieties; however, these services are subject to specific pre-approval and engagement by the Audit Committee.

VI. Procedures

At least annually, the Trust’s Chief Financial Officer and the Auditor shall jointly submit to the Audit Committee for approval a revised EXHIBIT I. If any of the fee amounts listed on EXHIBIT I change materially subsequent to the Audit Committees approval, an updated EXHIBIT I will be presented to the Audit Committee at the next regularly scheduled meeting.

EXHIBIT I
John Hancock Funds II
Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Service	Summary of Services	Projected Fees/
Fee Cap

Audit Services

Audit	Recurring audit of financial statements of the Trust in	$834.285 plus
	accordance with generally accepted auditing standards	$75,080 out-of-
	including, but not limited to:	pocket expenses
(capped at 9% of
	· Annual letter regarding the Trust’s internal control	fees).
to be included in the annual report to the SEC on
Form N-SAR;
· Review of the annual poet-effective amendment to
the Trust’s registration statement on SEC Form N-
1A, and consent to the incorporation by reference
of our report on the Trust’s financial statements in
such SEC filing;
· Review of each Trust portfolio’s tax provision and
RIC qualification calculation
· Accounting consultations and tax services required
to perform an audit in accordance with Generally
Accepted Auditing Standards.

	Other audit and special reports including, but not	Up to but not to
	limited to:	exceed $15,000
per instance.
· All services relating to any subsequent filings of
registration statements (including amendments
thereto) for the Trust with the SEC, including
issuance of auditor consents.

Audit-Related
Services

Consultations	Includes consultations relating to new regulatory rules	Up to but not to
concerning	and guidance, unusual or non-recurring transactions	exceed $10,000
accounting and	and other regulatory or financial reporting matters	per instance
financial	which are generally non-recurring.
reporting
standards

Service	Summary of Services	Projected Fees/
Fee Cap

Other auditing	Auditing procedures and special reports, including	$21,5000
procedures and	those needed for:	including
issuance of	· Separate audit reports in connection with 17f-2	expenses for the
special purpose	security counts	required 17f-2
reports		security counts

	· Various government agencies tax authorities and	Up to but not to
	Fund mergers	exceed $10,000
per instance

Tax Services

Tax Services	Recurring tax services including, but not limited to:	$133,740 plus
	· Review of each Trust portfolio’s federal, and if	$12,040 out-of-
	applicable, state tax returns	pocket expenses
	· Review required Trust portfolio distributions to	(capped at 9% of
	avoid excise tax and review related excise tax	fees)
returns

Consultations on	Consultation on U.S. tax matters, such as, funs	Up to but not to
various tax	reorganizations; tax basis earnings and profits	exceed $10,000
matters	computations, evaluating the tax characteristics if	per instance
certain expenses and income items; advice on
accounting methods, timing issues, compliance matters
and characterization issues.

Other Non-Audit
Services

	Training and industry updates	Up to but not to
exceed $5,000 per
instance

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,108,835 for the fiscal year ended August 31, 2007, and $812,491 for the fiscal year ended August 31, 2006.

(h) The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC’s independence

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS. Schedule of Investments is included as part of the Report to Stockholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.- Exhibit 99. CERT

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940- Exhibit 99.906 CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/S/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer
Date: October 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer
Date: October 26, 2007

/S/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: October 26, 2007